As filed with the Securities and Exchange Commission on April 15, 2021
Securities Act Registration No. 033-24962
Investment Company Act Registration No. 811-05186
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO. 182 (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 184 (X)
Check appropriate box or boxes
ADVANCED SERIES TRUST
Exact name of registrant as specified in charter
655 Broad Street, 17th Floor
Newark, New Jersey 07102
Address of Principal Executive Offices including Zip Code
1-800-225-1852
Registrant’s Telephone Number, Including Area Code
Andrew R. French
655 Broad Street, 17 th Floor
Newark, New Jersey 07102
Name and Address of Agent for Service
It is proposed that this filing will become effective:
__ immediately upon filing pursuant to paragraph (b)
X on April 26, 2021 pursuant to paragraph (b)
__ 60 days after filing pursuant to paragraph (a)(1)
__ on (date) pursuant to paragraph (a)(1)
__ 75 days after filing pursuant to paragraph (a)(2)
__ on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
__ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ADVANCED SERIES TRUST
PROSPECTUS • April 26, 2021
The Advanced Series Trust (the Trust) is an investment vehicle for life insurance companies (the Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies (each, a Contract and together, the Contracts). Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each Contract involves fees and expenses not described in this prospectus (the Prospectus). Please read the prospectus of your Contract for information regarding the Contract, including its fees and expenses. The portfolios offered in this Prospectus are set forth on this cover (each, a Portfolio and together, the Portfolios).
These securities have not been approved or disapproved by the Securities and Exchange Commission (the Commission or the SEC) or the Commodity Futures Trading Commission (the CFTC) nor has the Commission or the CFTC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
AST Academic Strategies Asset
Allocation Portfolio
AST Advanced Strategies Portfolio
AST AllianzGI World Trends Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST BlackRock Low Duration Bond Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Bond Portfolio 2023
AST Bond Portfolio 2024
AST Bond Portfolio 2025
AST Bond Portfolio 2026
AST Bond Portfolio 2027
AST Bond Portfolio 2028
AST Bond Portfolio 2029
AST Bond Portfolio 2030
AST Bond Portfolio 2031
AST Bond Portfolio 2032
AST Capital Growth Asset Allocation Portfolio
AST ClearBridge Dividend Growth Portfolio
AST Cohen & Steers Global Realty Portfolio
AST Cohen & Steers Realty Portfolio
AST Emerging Markets Equity Portfolio
AST Fidelity Institutional AM® Quantitative Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Government Money Market Portfolio
AST High Yield Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST Investment Grade Bond Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Tactical Preservation Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Large-Cap Core Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Allocation Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Mid-Cap Growth Portfolio
AST Mid-Cap Value Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Growth Allocation Portfolio
AST QMA US Equity Alpha Portfolio
AST Quantitative Modeling Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Growth Opportunities Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Large-Cap Value Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Wellington Management Hedged
Equity Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Western Asset Emerging Markets Debt Portfolio

1	SUMMARY: AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
9	SUMMARY: AST ADVANCED STRATEGIES PORTFOLIO
16	SUMMARY: AST ALLIANZGI WORLD TRENDS PORTFOLIO
22	SUMMARY: AST BALANCED ASSET ALLOCATION PORTFOLIO
28	SUMMARY: AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
35	SUMMARY: AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO
41	SUMMARY: AST BLACKROCK LOW DURATION BOND PORTFOLIO
46	SUMMARY: AST BOND PORTFOLIO 2021
51	SUMMARY: AST BOND PORTFOLIO 2022
56	SUMMARY: AST BOND PORTFOLIO 2023
61	SUMMARY: AST BOND PORTFOLIO 2024
66	SUMMARY: AST BOND PORTFOLIO 2025
71	SUMMARY: AST BOND PORTFOLIO 2026
76	SUMMARY: AST BOND PORTFOLIO 2027
81	SUMMARY: AST BOND PORTFOLIO 2028
86	SUMMARY: AST BOND PORTFOLIO 2029
91	SUMMARY: AST BOND PORTFOLIO 2030
96	SUMMARY: AST BOND PORTFOLIO 2031
101	SUMMARY: AST BOND PORTFOLIO 2032
106	SUMMARY: AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
112	SUMMARY: AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
116	SUMMARY: AST COHEN & STEERS GLOBAL REALTY PORTFOLIO
121	SUMMARY: AST COHEN & STEERS REALTY PORTFOLIO
125	SUMMARY: AST EMERGING MARKETS EQUITY PORTFOLIO
131	SUMMARY: AST FIDELITY INSTITUTIONAL AM ® QUANTITATIVE PORTFOLIO
137	SUMMARY: AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
142	SUMMARY: AST GOVERNMENT MONEY MARKET PORTFOLIO
147	SUMMARY: AST HIGH YIELD PORTFOLIO
153	SUMMARY: AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO
157	SUMMARY: AST INTERNATIONAL GROWTH PORTFOLIO
162	SUMMARY: AST INTERNATIONAL VALUE PORTFOLIO
167	SUMMARY: AST INVESTMENT GRADE BOND PORTFOLIO
172	SUMMARY: AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
178	SUMMARY: AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
183	SUMMARY: AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO
190	SUMMARY: AST JENNISON LARGE-CAP GROWTH PORTFOLIO
194	SUMMARY: AST LARGE-CAP CORE PORTFOLIO
199	SUMMARY: AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
204	SUMMARY: AST MFS GLOBAL EQUITY PORTFOLIO
209	SUMMARY: AST MFS GROWTH ALLOCATION PORTFOLIO
216	SUMMARY: AST MFS GROWTH PORTFOLIO
220	SUMMARY: AST MFS LARGE-CAP VALUE PORTFOLIO
224	SUMMARY: AST MID-CAP GROWTH PORTFOLIO
228	SUMMARY: AST MID-CAP VALUE PORTFOLIO
233	SUMMARY: AST PRESERVATION ASSET ALLOCATION PORTFOLIO
239	SUMMARY: AST PRUDENTIAL CORE BOND PORTFOLIO
244	SUMMARY: AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
250	SUMMARY: AST QMA US EQUITY ALPHA PORTFOLIO
255	SUMMARY: AST QUANTITATIVE MODELING PORTFOLIO
260	SUMMARY: AST SMALL-CAP GROWTH PORTFOLIO
264	SUMMARY: AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
269	SUMMARY: AST SMALL-CAP VALUE PORTFOLIO
274	SUMMARY: AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
280	SUMMARY: AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO
286	SUMMARY: AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
290	SUMMARY: AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO
294	SUMMARY: AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
299	SUMMARY: AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
305	SUMMARY: AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
310	SUMMARY: AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
315	ABOUT THE TRUST
316	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
403	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
410	PRINCIPAL RISKS
426	HOW THE TRUST IS MANAGED
486	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
492	OTHER INFORMATION
493	FINANCIAL HIGHLIGHTS
552	GLOSSARY: PORTFOLIO INDEXES

SUMMARY: AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.62%
+ Distribution and/or Service Fees (12b-1 Fees)		0.13%
+ Other Expenses
Dividend Expenses on Short Sales	0.03%
Broker Fees and Expenses on Short Sales	0.01%
Remainder of Other Expenses	0.04%
+ Acquired Fund Fees & Expenses		0.49%
= Total Annual Portfolio Operating Expenses		1.32%
- Fee Waiver and/or Expense Reimbursement		(0.01)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)		1.31%
(1) The Manager has contractually agreed to waive 0.007% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Academic Strategies Asset Allocation	$133	$417	$723	$1,589
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 452% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio is a multi-asset class fund. Under normal circumstances, approximately 60% of the Portfolio's assets are allocated to traditional asset classes and investment strategies, and approximately 40% of the Portfolio's assets are allocated to non-traditional asset classes and investment strategies. The traditional asset classes include US and foreign equity and fixed income securities. The non-traditional asset classes include real estate, commodities-related, and global infrastructure. The non-traditional investment strategies may from time to time include long/short market neutral, global macro, hedge fund replication, and global tactical asset allocation strategies.

The Portfolio gains exposure to these traditional and non-traditional asset classes and investment strategies by investing in varying combinations of: (i) other pooled investment vehicles, including, other portfolios of the Trust, other open-end or closed-end investment companies, exchange-traded funds (ETFs), unit investment trusts, and domestic or foreign private investment pools (collectively referred to as Underlying Portfolios); (ii) securities such as common stocks, preferred stocks, bonds, bond and interest rate futures, options on bonds, options on bond and interest rate futures, interest rate options, interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), commodity and commodity index futures, options (including options on credit default swaps), other futures, swaps and options (including on equities and equity indices), forwards, options on swaps, options on forwards and mortgage-backed securities; and (iii) certain financial and derivative instruments. Under normal circumstances, the Portfolio will invest greater than 50% of its assets in Underlying Portfolios and the remainder of the Portfolio's assets will be directly managed by subadvisers to the Portfolio.
Strategic Portfolio asset allocations are based on: (i) forward-looking assessments of global macroeconomic, market, financial, currency, security valuation, and other factors; and (ii) quantitative and qualitative evaluations of the risks associated with investments in the relevant investment categories and strategies.
Included in the directly managed portion is a liquidity strategy. The Portfolio allocates approximately 10% of its net assets to the liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio's overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements, factors affecting a particular industry or commodity, and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.

Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Exchange-Traded Notes Risk. Because exchange-traded notes (ETNs) are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Portfolio to the risk that an ETN’s issuer may be unable to pay. In addition, the Portfolio will bear its proportionate share of the fees and expenses of the ETN, which may cause the Portfolio’s operating expenses to be higher and its performance to be lower.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Quantitative Model Risk. The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Restricted Securities Risk. The Portfolio may invest in restricted securities. Restricted securities are subject to legal and contractual restrictions on resale. Restricted securities are not traded on established markets and may be classified as illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Portfolio.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 Index (20%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (20%), Bloomberg Barclays US Aggregate Index (28%), Bloomberg Commodity Index Total Return (8%), ICE BofAML Three-Month US Treasury Bill Index (15%) and Wilshire US REIT Total Return Index (9%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Note: The Academic Strategies Asset Allocation Portfolio added and removed subadvisers and changed certain investment strategies, effective January 23, 2017. The performance figures prior to January 23, 2017 for the Portfolio reflect the investment performance, investment operations, investment policies, and investment strategies of former subadvisers, and it is not representative of the Portfolio’s current subadvisers and the Portfolio’s predicted performance.
In addition, prior to January 23, 2017, the Portfolio’s custom blended index consisted of Russell 3000 Index (20%), MSCI EAFE Index (GD) (20%), Bloomberg Barclays US Aggregate Index (25%), Bloomberg Commodity Index Total Return (10%), Three-Month US Treasury Bill Index (15%) and Wilshire US REIT Total Return Index (10%).

Best Quarter:		Worst Quarter:
10.59%	2nd Quarter 2020	-16.81%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	4.22%	5.87%	4.88%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Blended Index (reflects no deduction for fees, expenses or taxes)	7.70%	6.86%	5.60%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	July 2008
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2012
		Todd L. Kerin	Vice President, Strategic Investment Research Group	April 2020
	AlphaSimplex Group, LLC	Alexander D. Healy	Chief Investment Officer, Portfolio Manager	March 2014
		Peter A. Lee	Portfolio Manager	March 2014
		Philippe P. Lüdi	Portfolio Manager	March 2014
		Kathryn M. Kaminski	Portfolio Manager	December 2020
		Timothy J. Kang	Portfolio Manager	December 2020
	AQR Capital Management, LLC	Andrea Frazzini, PhD, MS	Principal	January 2017
		Ronen Israel, MA	Principal	July 2010
		Michael Katz, PhD, AM	Principal	January 2017
		Yao Hua Ooi	Principal	January 2020
	CoreCommodity Management, LLC	Adam De Chiara	Co-President, Chief Investment Officer, Portfolio Manager	October 2011
		Sean Duffy	Partner, Portfolio Manager	April 2020
	First Quadrant, L.P.	Dori Levanoni	Partner, Portfolio Manager	November 2008
		Jeppe Ladekarl	Co-Chief Investment Officer, Partner, Portfolio Manager	April 2012
	Jennison Associates LLC	Shaun Hong, CFA	Managing Director	July 2008
		Ubong “Bobby” Edemeka	Managing Director	July 2008
		Brannon P. Cook	Managing Director	July 2014
	Morgan Stanley Investment Management Inc.	Cyril Moullé-Berteaux	Managing Director	January 2017
		Mark Bavoso	Managing Director	January 2017
		Sergei Parmenov	Managing Director	January 2017
	Pacific Investment Management Company, LLC	Daniel He	Executive Vice President, Portfolio Manager	January 2020
		Steve Rodosky	Managing Director, Portfolio Manager	January 2019
		Andrew Balls	Chief Investment Officer – Global Fixed Income	May 2017
		Sachin Gupta	Managing Director, Global Portfolio Manager	May 2017
		Lorenzo Pagani, PhD	Managing Director, Portfolio Manager	May 2017

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
	Western Asset Management Company, LLC/ Western Asset Management Company, Limited	S. Kenneth Leech	Chief Investment Officer	March 2014
		Chia-Liang Lian	Head of Emerging Market Debt	April 2015
		Gordon S. Brown	Portfolio Manager	March 2014
		Prashant Chandran	Portfolio Manager	July 2014
		Kevin Ritter	Portfolio Manager	April 2015
	QMA LLC	Marcus M. Perl	Principal, Portfolio Manager	July 2008
		Edward L. Campbell, CFA	Managing Director, Portfolio Manager	July 2008
		Edward F. Keon, Jr.	Managing Director, Chief Investment Strategist	July 2008
		Joel M. Kallman, CFA	Vice President, Portfolio Manager	July 2008
		Devang Gambhirwala	Principal, Portfolio Manager	July 2008
		Rory Cummings, CFA	Vice President, Portfolio Manager	September 2018
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST ADVANCED STRATEGIES PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%
+ Distribution and/or Service Fees (12b-1 Fees)	0.24%
+ Other Expenses	0.03%
+ Acquired Fund Fees & Expenses	0.03%
= Total Annual Portfolio Operating Expenses	0.94%
- Fee Waiver and/or Expense Reimbursement	(0.02)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*(1)	0.92%
*Differences in the Total Annual Portfolio Operating Expenses shown in the table above and in the Portfolio’s Financial Highlights are attributable to a voluntary fee and/or expense waiver arrangement, which is not reflected in the table above.
(1) The Manager has contractually agreed to waive 0.0242% of its investment management fees through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Advanced Strategies	$94	$298	$518	$1,153
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 728% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio's asset allocation generally provides for an allotment of approximately 60% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of approximately 40% of Portfolio assets to a combination of US fixed income, hedged international bond, real return, and exchange-traded fund (ETF) investment strategies. The Portfolio is subadvised by QMA LLC (QMA), which allocates the Portfolio's net assets across different investment categories and different subadvisers. QMA also directly manages a portion of the Portfolio's assets. Certain investment categories contain sub-categories. The subadviser for a category or sub-category employs a specific investment strategy for that category or sub-category.

QMA employs a two-tiered approach to allocating Portfolio assets across the various investment categories, sub-categories, and the subadvisers. First, QMA analyzes the macro-economic landscape, the capital markets, and the related implications for investment strategy. Second, QMA draws on its understanding of the strategies used by the other subadvisers to determine which subadvisers are expected to perform best under the prevailing macro-economic landscape. The Portfolio may use derivative instruments to gain exposure to certain commodity and real estate related indices. The Portfolio may engage in short sales and may invest in fixed income securities that are rated below investment grade by the major ratings services, or, if unrated, considered to be of comparable quality (i.e., “junk bonds”), in connection with these investment strategies.
In managing the Portfolio’s assets, portfolio managers use a combination of top-down economic analysis and bottom up research in conjunction with proprietary quantitative models and risk management systems. In the top down economic analysis, portfolio managers develop views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. In their bottom up research, portfolio managers develop an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the issuer's composition of revenue, profitability, cash flow margin, and leverage. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
QMA directly manages the Portfolio's liquidity strategy, which classified under the Advanced Strategies II investment category. The Portfolio allocates approximately 15-25% of its net assets to the liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio’s asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy also invests in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Exchange-Traded Notes Risk. Because exchange-traded notes (ETNs) are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Portfolio to the risk that an ETN’s issuer may be unable to pay. In addition, the Portfolio will bear its proportionate share of the fees and expenses of the ETN, which may cause the Portfolio’s operating expenses to be higher and its performance to be lower.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 Index (40%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (20%), Bloomberg Barclays Global Aggregate US Dollar Hedged Index (30%) and the Custom Extended Markets Index (10%). The Custom Extended Markets Index is comprised of equal weightings of the Bloomberg Barclays US TIPS Index, Bloomberg Commodity Index Total Return, and Wilshire US REIT Total Return Index. PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
13.96%	2nd Quarter 2020	-16.88%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	10.68%	9.71%	8.47%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Blended Index (reflects no deduction for fees, expenses or taxes)	12.24%	9.71%	8.37%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	July 2006
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2012
		Todd L. Kerin	Vice President, Strategic Investment Research Group	April 2020
	LSV Asset Management	Josef Lakonishok, Ph.D.	CEO, CIO, Partner and Portfolio Manager	July 2006
		Menno Vermeulen, CFA	Partner, Portfolio Manager	July 2006
		Puneet Mansharamani, CFA	Partner, Portfolio Manager	July 2006
		Greg Sleight	Partner, Portfolio Manager	July 2014
		Guy Lakonishok, CFA	Partner, Portfolio Manager	July 2014
	Brown Advisory, LLC	Kenneth M. Stuzin, CFA	Partner	June 2013
	Loomis, Sayles & Company, L.P.	Aziz Hamzaogullari, CFA	Chief Investment Officer - Growth Equity Strategies	June 2013
	Pacific Investment Management Company, LLC	Daniel He	Executive Vice President, Portfolio Manager	January 2020
		Nic Johnson	Managing Director	April 2020
		Steve Rodosky	Managing Director, Portfolio Manager	January 2019
		Andrew Balls	Chief Investment Officer – Global Fixed Income	May 2017
		Sachin Gupta	Managing Director, Global Portfolio Manager	May 2017
		Lorenzo Pagani, PhD	Managing Director, Portfolio Manager	May 2017
	PGIM Fixed Income*	Michael J. Collins, CFA	Managing Director and Senior Portfolio Manager	January 2015
		Richard Piccirillo	Managing Director and Senior Portfolio Manager	January 2015

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
		Gregory Peters	Managing Director and Head of PGIM Fixed Income’s Multi-Sector and Strategy	January 2015
		Robert Tipp, CFA	Managing Director, Chief Investment Strategist, and Head of Global Bonds	January 2015
	QMA LLC	Marcus Perl	Principal, Portfolio Manager	July 2006
		Edward L. Campbell, CFA	Managing Director, Portfolio Manager	July 2006
		Joel M. Kallman, CFA	Vice President, Portfolio Manager	July 2006
	T. Rowe Price Associates, Inc.	Heather K. McPherson	Vice President and Co-Portfolio Manager	January 2015
		John D. Linehan, CFA	Vice President and Co-Portfolio Manager	July 2006
		Mark S. Finn, CFA, CPA	Vice President and Co-Portfolio Manager	February 2010
	William Blair Investment Management, LLC	Simon Fennell	Partner & Portfolio Manager	January 2014
		Kenneth J. McAtamney	Partner & Portfolio Manager	January 2014
*PGIM Limited, an indirect wholly-owned subsidiary of PGIM, Inc., serves as a sub-subadviser to the Portfolio.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST ALLIANZGI WORLD TRENDS PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.02%
= Total Annual Portfolio Operating Expenses	1.02%
-Fee Waiver and/or Expense Reimbursement	(0.05)%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*(1)	0.97%
* Differences in the Total Annual Portfolio Operating Expenses shown in the table above and in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations implemented during the most recent fiscal year.
(1) The Manager has contractually agreed to waive 0.047% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST AllianzGI World Trends	$99	$320	$558	$1,243
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 217% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio is allocated among various investment strategies to gain exposure to different segments of the global equity and fixed income markets. Under normal circumstances, approximately 60% of the Portfolio’s net assets are invested to provide exposure to equity securities and approximately 40% of its net assets are invested to provide exposure to fixed income securities. Depending on market conditions, such equity exposure may range between 50-70% of the Portfolio’s net assets and such fixed income exposure may range between 30-50% of its net assets. Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds, etc.); (ii) the use of derivatives (e.g., futures contracts, currency forwards, TBAs, etc.); and (iii) the purchase of underlying exchange-traded funds. The Portfolio’s subadviser, Allianz Global Investors U.S. LLC, allocates assets among several investment strategies. The Portfolio takes the innovative approach of blending these strategies according to the asset allocation structure designed by the Portfolio’s subadviser. Depending on market conditions and the allocation of assets, the Portfolio may at times underperform as compared to more opportunistic peer funds given the subadviser’s more diversified approach and the Portfolio’s more conservative risk profile.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements, factors affecting a particular industry or commodity, and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Small Sized Company Risk. Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of the S&P 500 Index and a custom blended index, which consists of the MSCI All Country World Index (ACWI) (GD) (42.5%), Bloomberg Barclays US Aggregate Index (40%) and S&P 500 Index (17.5%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Note: Prior to April 29, 2019, the Portfolio was known as the AST RCM World Trends Portfolios. Prior to April 29, 2013, the Portfolio was known as the AST Moderate Asset Allocation Portfolio. Effective April 29, 2013 the Portfolio changed subadvisers, changed its investment objective, policies, strategy, and expense structure. The performance figures furnished below prior to April 29, 2013 reflect the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST Moderate Asset Allocation Portfolio and is not representative in any way whatsoever of the Portfolio's current subadviser, investment objective, policies, strategy, and expense structure.

Best Quarter:		Worst Quarter:
13.47%	2nd Quarter 2020	-13.03%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	14.10%	8.61%	6.80%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Blended Index (reflects no deduction for fees, expenses or taxes)	14.09%	10.13%	8.30%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Allianz Global Investors U.S. LLC	Claudio Marsala	Director, Head of Multi Asset US	April 2015
AST Investment Services, Inc.		Paul Pietranico, CFA	Director, Head of Active Allocation Strategies	December 2018
		Heather Bergman, Ph.D.	Director, Portfolio Manager	December 2018
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BALANCED ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
+ Distribution and/or Service Fees (12b-1 Fees)	None
+ Other Expenses	0.01%
+ Acquired Fund Fees & Expenses	0.76%
= Total Annual Portfolio Operating Expenses	0.92%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Balanced Asset Allocation	$94	$293	$509	$1,131
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 45% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. The other mutual funds in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other portfolios of the Trust and certain money market funds or short-term bond funds advised by PGIM Investments LLC, AST Investment Services, Inc. (collectively, the Manager) or one of their affiliates.
The asset allocation strategy is determined by the Manager and QMA LLC (QMA), the subadviser to the Portfolio. As a general matter, QMA begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI Europe, Australasia and the Far East (EAFE) Index, and the Bloomberg Barclays US Aggregate Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the

Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.
Approximately 60% of the Portfolio’s assets are allocated to Underlying Portfolios that invest primarily in equity securities and approximately 40% of the Portfolio’s assets to Underlying Portfolios that invest primarily in debt securities and money market instruments.
The Portfolio allocates approximately 10% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 Index (48%), Bloomberg Barclays US Aggregate Index (40%) and MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (12%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
13.50%	2nd Quarter 2020	-14.26%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	11.77%	9.16%	8.05%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Blended Index (reflects no deduction for fees, expenses or taxes)	14.77%	10.39%	9.08%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2005
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2012
		Todd L. Kerin	Vice President, Strategic Investment Research Group	April 2020
	QMA LLC	Marcus Perl	Principal, Portfolio Manager	July 2008

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
		Edward L. Campbell, CFA	Managing Director, Portfolio Manager	July 2008
		Joel M. Kallman, CFA	Vice President, Portfolio Manager	March 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek a high total return consistent with a moderate level of risk.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.76%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.07%
+ Acquired Fund Fees & Expenses	0.01%
= Total Annual Portfolio Operating Expenses	1.09%
-Fee Waiver and/or Expense reimbursement	(0.02)%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*(1)	1.07%
*Differences in the Total Annual Portfolio Operating Expenses shown in the table above and in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations implemented after the end of the most recent fiscal year.
(1) The Manager has contractually agreed to waive 0.0249% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST BlackRock Global Strategies	$109	$345	$599	$1,327
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 325% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.
The Portfolio is a global, multi asset-class fund that invests directly in, among other things, equity and equity-related securities, fixed income securities, real estate investment trusts (REITs), exchange-traded funds (ETFs), and derivative instruments. In seeking to achieve the Portfolio’s investment objective, the Portfolio’s subadvisers, BlackRock Financial Management, Inc. and BlackRock International Limited, allocate the Portfolio’s assets across several investment strategies. The strategies invest primarily in equity securities, fixed income securities, and a global tactical asset allocation strategy (the GTAA strategy) that, under normal circumstances, provides exposure to the equity and fixed income asset classes along with REITs. The Portfolio may invest in high-yield bonds and commodity-related investments, but does not maintain a strategic allocation to those asset classes. The Portfolio allocates its assets among various regions and countries, including the US (but in no less than three countries).
The GTAA strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The GTAA strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The GTAA strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The GTAA strategy may also invest in ETFs for additional exposure to relevant markets. The GTAA strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio's overall investment process.
The Portfolio’s minimum, neutral, and maximum exposure to each asset class is set forth below.
Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
US Equity	10%	25%	40%
Non-US Equity	5%	20%	30%
US Small Cap Equity	0%	0%	10%
Total Equities	35%*	45%	55%**

Fixed Income
Investment Grade Bonds	35%	45%	55%
High Yield Bonds+	0%	0%	10%
Total Fixed Income	35%	45%	55%***

REITs*****	0%	10%	20%
Commodities	0%	0%	5%
Total REITs+ Commodities	0%	10%	20%****
+ Fixed income securities rated below investment grade and unrated securities of similar credit quality are commonly referred to as “junk” bonds. Junk bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.
* Notwithstanding the individual minimum exposures for the US Equity (i.e., 10%) and Non-US Equity (i.e., 5%) asset classes, the minimum combined exposure to equity investments is 35% of the Portfolio’s net assets.
** Notwithstanding the individual maximum exposures for the US Equity (i.e., 40%) and Non-US Equity (i.e., 30%) asset classes, the maximum combined exposure to equity investments is 55% of the Portfolio’s net assets.
*** Notwithstanding the individual maximum exposures for the Investment Grade Bond (i.e., 55%) and High Yield Bond (i.e., 10%) asset classes, the maximum combined exposure to fixed income investments is 55% of the Portfolio’s net assets.
**** Notwithstanding the individual maximum exposures for the REITs (i.e., 20%) and Commodities (i.e., 5%) asset classes, the maximum combined exposure to the alternative investments is 20% of the Portfolio’s net assets.
***** For purposes of the above exposures, the Portfolio’s allocation to REITs is in addition to, and not included in, the equity allocations.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements, factors affecting a particular industry or commodity, and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.

High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the MSCI All Country World Index (ACWI) (GD) (45%), Bloomberg Barclays US Aggregate Index (30%), Bloomberg Barclays US Treasury 7-10 Years Index (15%), and the MSCI US REIT Index (10%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Note: Prior to February 22, 2021, the Portfolio’s custom blended index consisted of the MSCI All Country World Index (ACWI) (GD) (40%), Bloomberg Barclays US Aggregate Index (30%), Bloomberg Barclays US High Yield 2% Issuer Capped Index (15%), Wilshire US REIT Total Return Index (10%) and the Bloomberg Commodity Total Return Index (5%). For periods from February 22, 2021, and thereafter, the Portfolio’s custom blended index consists of the MSCI All Country World Index (ACWI) (GD) (45%), Bloomberg Barclays US Aggregate Index (30%), Bloomberg Barclays US Treasury 7-10 Years Index (15%), and the MSCI US REIT Index (10%), because PGIM Investments LLC and AST Investment Services, Inc. believe this index composition provides a more appropriate basis for performance comparisons.

Best Quarter:		Worst Quarter:
11.65%	2nd Quarter 2020	-18.12%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Portfolio	4.74%	7.04%	5.27%	4/29/11
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%*	-
Blended Index (prior to 2/22/21) (reflects no deduction for fees, expenses or taxes)	9.56%	8.49%	6.33%*	-
Blended Index (effective 2/22/21) (reflects no deduction for fees, expenses or taxes)	10.85%	8.41%	6.72%*	-
*Since Inception returns for the Indices are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Manager	Title	Service Date
PGIM Investments LLC	BlackRock Financial Management, Inc., BlackRock International Limited	Philip Green	Managing Director	May 2011
AST Investment Services, Inc.		Michael Pensky	Director	April 2020
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.46%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.03%
= Total Annual Portfolio Operating Expenses	0.74%
- Fee Waiver and/or Expense Reimbursement	(0.04)%
= Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(1)	0.70%
(1) The Manager has contractually agreed to waive 0.035% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST BlackRock/Loomis Sayles Bond	$72	$233	$408	$915
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 456% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income investments of any maturity which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
The Portfolio invests in US Government debt securities, corporate debt securities issued by US and foreign (including emerging market) companies, asset-backed securities, mortgage-backed securities, preferred securities issued by US and foreign (including emerging market) companies, foreign sovereign debt instruments, securities issued by supranational entities, US government-sponsored agency debenture and pass-through securities, securities issued pursuant to Rule 144 under the Securities Act of 1933 (Rule 144A securities) and money market securities.

The Portfolio invests in investment grade fixed income securities, fixed income securities that are rated below investment grade by at least one of the recognized rating agencies, including Moody’s, S&P, and unrated securities that are deemed to be below investment grade.
In selecting fixed income securities, the subadvisers, BlackRock Financial Management, BlackRock International Limited, BlackRock (Singapore) Limited and Loomis, Sayles & Company, L.P., use economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadvisers’ outlook for the US and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security’s expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the tools used by the subadvisers.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Restricted Securities Risk. The Portfolio may invest in restricted securities. Restricted securities are subject to legal and contractual restrictions on resale. Restricted securities are not traded on established markets and may be classified as illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Portfolio.
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Note: The AST BlackRock/Loomis Sayles Bond Portfolio, formerly the AST PIMCO Total Return Bond Portfolio, changed subadvisers and changed its investment policies and strategies effective January 5, 2015. The annual returns prior to January 5, 2015 for the Portfolio reflect investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadviser.

Best Quarter:		Worst Quarter:
5.56%	2nd Quarter 2020	-3.49%	2nd Quarter 2013

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	7.36%	4.85%	3.65%
Index
Bloomberg Barclays US Aggregate Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2020
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2020
		Todd L. Kerin	Vice President, Portfolio Manager	April 2020
		Saleem Z. Banatwala	Director, Portfolio Manager	April 2020
	BlackRock Financial Management, Inc.; BlackRock International Limited; BlackRock (Singapore) Limited	Bob Miller	Managing Director	January 2015
		Rick Rieder	Managing Director	January 2015
		David Rogal	Managing Director	May 2017
	Loomis, Sayles & Company, L.P.	Peter Palfrey, CFA	Vice President, Portfolio Manager	January 2015
		Rick Raczkowski	Executive Vice President, Portfolio Manager	January 2015
		Ian Anderson	Vice President, Co-Agency MBS Portfolio Manager	August 2020
		Barath Sankaran, CFA	Vice President, Co-Agency MBS Portfolio Manager	August 2020

TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BLACKROCK LOW DURATION BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.07%
+ Acquired Fund fees & Expenses	0.01%
= Total Annual Portfolio Operating Expenses	0.81%
- Fee Waiver and/or Expense Reimbursement	(0.06)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.75%
(1) The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST BlackRock Low Duration Bond	$77	$253	$444	$996
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 145% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings made for investment purposes) in debt securities.
The Portfolio invests primarily in investment grade bonds and maintains an average portfolio duration that is between zero and three years. The Portfolio may invest up to 20% of its assets in non-investment grade bonds (commonly called “high yield” or “junk bonds”). The Portfolio may also invest up to 35% of its assets in assets of foreign issuers, of which 10% (as a percentage of the Portfolio’s assets) may be invested in emerging markets issuers. Up to 10% of the Portfolio’s assets may be exposed to non-US currency risk. A bond of a foreign issuer, including an emerging market issuer, will not count toward the 10% limit on non-US currency exposure if the bond is either (i) US dollar-denominated or (ii) non-US dollar denominated, but hedged back to US dollars.

The subadvisers, BlackRock Financial Management, Inc. BlackRock International Limited and BlackRock (Singapore) Limited, evaluate sectors of the bond market and individual securities within these sectors. The subadvisers select bonds from several sectors including: US Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (CMOs), asset-backed securities and corporate bonds. The Portfolio may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Portfolio may use derivative instruments to hedge its investments or to seek to enhance returns.
The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Portfolio may also engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Note: The AST BlackRock Low Duration Bond Portfolio, formerly the AST PIMCO Limited Maturity Bond Portfolio, changed subadvisers and changed its investment policies and strategy effective July 13, 2015. The annual returns prior to July 13, 2015 for the Portfolio reflect the investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadviser.

Best Quarter:		Worst Quarter:
4.02%	2nd Quarter 2020	-3.36%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	2.56%	2.25%	1.62%
Index
Bloomberg Barclays 1-3 Year US Government/Credit Index (reflects no deduction for fees, expenses or taxes)	3.33%	2.21%	1.60%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
PGIM Investments LLC	BlackRock Financial Management, Inc.; BlackRock International Limited; BlackRock (Singapore) Limited	Bob Miller	Managing Director	November 2020
AST Investment Services, Inc.		Akiva Dickstein	Managing Director	November 2020
		Scott MacLellan, CFA	Director	July 2015
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2021
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.14%
= Total Annual Portfolio Operating Expenses	0.86%
- Fee Waiver and/or Expense Reimbursement	None
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense reimbursement	0.86%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2021	$88	$274	$477	$1,061
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 76% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities.
In managing the Portfolio’s assets, the subadviser, PGIM Fixed Income, uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
Further, the Portfolio may invest in other pooled investment vehicles, including, other portfolios of the Trust, other open-end or closed-end investment companies, exchange-traded funds (ETFs), unit investment trusts, and domestic or foreign private investment pools (collectively referred to as Underlying Portfolios).
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s Contract.
PGIM Fixed Income currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the PGIM Fixed Income will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. The formulas may result in transfers between your selected portfolios and this Portfolio and/or transfers between this Portfolio and a bond portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the

Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index, the duration of which the Portfolio is managed to by the subadviser.

Best Quarter:		Worst Quarter:
14.69%	3rd Quarter 2011	-5.26%	2nd Quarter 2013

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	3.15%	2.37%	3.94%
Index
Bloomberg Barclays US Government/Credit Index (reflects no deduction for fees, expenses or taxes)	8.92%	4.98%	4.19%
Bloomberg Barclays Fixed Maturity (2021) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	3.20%	2.22%	4.08%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income; PGIM Limited	Richard Piccirillo	Managing Director and Senior Portfolio Manager	January 2010
AST Investment Services, Inc.		David Del Vecchio	Managing Director and Portfolio Manager	February 2013
		Gregory Peters	Managing Director and Head of Multi-Sector and Strategy	August 2019
		Lindsay Rosner, CFA	Vice President	April 2021
		Scott Donnelly, CFA	Vice President	April 2021
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2022
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.38%
= Total Annual Portfolio Operating Expenses	1.10%
-Fee Waiver and/or Expense Reimbursement	(0.17)%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.93%
(1) The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2022	$95	$333	$590	$1,325
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 39% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities.

In managing the Portfolio’s assets, the subadviser, PGIM Fixed Income, uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
Further, the Portfolio may invest in other pooled investment vehicles, including, other portfolios of the Trust, other open-end or closed-end investment companies, exchange-traded funds (ETFs), unit investment trusts, and domestic or foreign private investment pools (collectively referred to as Underlying Portfolios).
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s Contract.
PGIM Fixed Income currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the PGIM Fixed Income will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the

Portfolio. The formulas may result in transfers between your selected portfolios and this Portfolio and/or transfers between this Portfolio and a bond portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index, the duration of which the Portfolio is managed to by the subadviser.

Best Quarter:		Worst Quarter:
6.73%	2nd Quarter 2012	-6.58%	2nd Quarter 2013

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Portfolio	5.01%	2.80%	4.23%	1/3/11
Index
Bloomberg Barclays US Government/Credit Index (reflects no deduction for fees, expenses or taxes)	8.92%	4.98%	4.19%*	-
Bloomberg Barclays Fixed Maturity (2022) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	4.71%	2.71%	4.60%*	-
*Since Inception returns for the Indices are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income; PGIM Limited	Richard Piccirillo	Managing Director and Senior Portfolio Manager	January 2011
AST Investment Services, Inc.		David Del Vecchio	Managing Director and Portfolio Manager	February 2013
		Gregory Peters	Managing Director and Head of Multi-Sector and Strategy	August 2019
		Lindsay Rosner, CFA	Vice President	April 2021
		Scott Donnelly, CFA	Vice President	April 2021
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2023
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.57%
= Total Annual Portfolio Operating Expenses	1.29%
- Fee Waiver and/or Expense Reimbursement	(0.36)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.93%
(1) The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2023	$95	$373	$673	$1,525
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 49% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities.

In managing the Portfolio’s assets, the subadviser, PGIM Fixed Income, uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
Further, the Portfolio may invest in other pooled investment vehicles, including, other portfolios of the Trust, other open-end or closed-end investment companies, exchange-traded funds (ETFs), unit investment trusts, and domestic or foreign private investment pools (collectively referred to as Underlying Portfolios).
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s Contract.
PGIM Fixed Income currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the PGIM Fixed Income will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the

Portfolio. The formulas may result in transfers between your selected portfolios and this Portfolio and/or transfers between this Portfolio and a bond portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index, the duration of which the Portfolio is managed to by the subadviser.

Best Quarter:		Worst Quarter:
5.09%	1st Quarter 2016	-6.62%	2nd Quarter 2013

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Portfolio	6.77%	3.29%	2.90%	1/3/12
Index
Bloomberg Barclays US Government/Credit Index (reflects no deduction for fees, expenses or taxes)	8.92%	4.98%	3.69%*	-
Bloomberg Barclays Fixed Maturity (2023) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	6.21%	3.21%	3.01%*	-
*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income; PGIM Limited	Richard Piccirillo	Managing Director and Senior Portfolio Manager	January 2012
AST Investment Services, Inc.		David Del Vecchio	Managing Director and Portfolio Manager	February 2013
		Gregory Peters	Managing Director and Head of Multi-Sector and Strategy	August 2019
		Lindsay Rosner, CFA	Vice President	April 2021
		Scott Donnelly, CFA	Vice President	April 2021
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2024
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.64%
= Total Annual Portfolio Operating Expenses	1.36%
-Fee Waiver and/or Expense Reimbursement	(0.43)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.93%
(1)The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2024	$95	$388	$704	$1,598
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 186% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities.

In managing the Portfolio’s assets, the subadviser, PGIM Fixed Income, uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
Further, the Portfolio may invest in other pooled investment vehicles, including, other portfolios of the Trust, other open-end or closed-end investment companies, exchange-traded funds (ETFs), unit investment trusts, and domestic or foreign private investment pools (collectively referred to as Underlying Portfolios).
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s Contract.
PGIM Fixed Income currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the PGIM Fixed Income will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the

Portfolio. The formulas may result in transfers between your selected portfolios and this Portfolio and/or transfers between this Portfolio and a bond portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
5.62%	1st Quarter 2016	-6.39%	4th Quarter 2016

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Portfolio	8.65%	3.85%	3.01%	01/02/13
Index
Bloomberg Barclays US Government/Credit Index (reflects no deduction for fees, expenses or taxes)	8.92%	4.98%	3.55%*	-
Bloomberg Barclays Fixed Maturity (2024) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	7.52%	3.66%	3.11%*	-
*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income; PGIM Limited	Richard Piccirillo	Managing Director and Senior Portfolio Manager	January 2013
AST Investment Services, Inc.		David Del Vecchio	Managing Director and Portfolio Manager	February 2013
		Gregory Peters	Managing Director and Head of Multi-Sector and Strategy	August 2019
		Lindsay Rosner, CFA	Vice President	April 2021
		Scott Donnelly, CFA	Vice President	April 2021
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2025
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.59%
= Total Annual Portfolio Operating Expenses	1.31%
-Fee Waiver and/or Expense Reimbursement	(0.38)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.93%
(1)The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2025	$95	$378	$682	$1,546
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 273% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities.

In managing the Portfolio’s assets, the subadviser, PGIM Fixed Income, uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
Further, the Portfolio may invest in other pooled investment vehicles, including, other portfolios of the Trust, other open-end or closed-end investment companies, exchange-traded funds (ETFs), unit investment trusts, and domestic or foreign private investment pools (collectively referred to as Underlying Portfolios).
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s Contract.
PGIM Fixed Income currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the PGIM Fixed Income will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the

Portfolio. The formulas may result in transfers between your selected portfolios and this Portfolio and/or transfers between this Portfolio and a bond portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
6.47%	1st Quarter 2016	-7.18%	4th Quarter 2016

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Portfolio	11.35%	4.63%	5.68%	01/02/14
Index
Bloomberg Barclays US Government/Credit Index (reflects no deduction for fees, expenses or taxes)	8.92%	4.98%	4.42%*	-
Bloomberg Barclays Fixed Maturity (2025) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	8.68%	4.08%	5.83%*	-
*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income; PGIM Limited	Richard Piccirillo	Managing Director and Senior Portfolio Manager	January 2014
AST Investment Services, Inc.		David Del Vecchio	Managing Director and Portfolio Manager	January 2014
		Gregory Peters	Managing Director and Head of Multi-Sector and Strategy	August 2019
		Lindsay Rosner, CFA	Vice President	April 2021
		Scott Donnelly, CFA	Vice President	April 2021
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2026
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.20%
= Total Annual Portfolio Operating Expenses	0.92%
-Fee Waiver and/or Expense Reimbursement	None
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.92%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2026	$94	$293	$509	$1,131
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 93% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities.
In managing the Portfolio’s assets, the subadviser, PGIM Fixed Income, uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
Further, the Portfolio may invest in other pooled investment vehicles, including, other portfolios of the Trust, other open-end or closed-end investment companies, exchange-traded funds (ETFs), unit investment trusts, and domestic or foreign private investment pools (collectively referred to as Underlying Portfolios).
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s Contract.
PGIM Fixed Income currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the PGIM Fixed Income will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. The formulas may result in transfers between your selected portfolios and this Portfolio and/or transfers between this Portfolio and a bond portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the

Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
7.02%	1st Quarter 2016	-8.01%	4th Quarter 2016

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Portfolio	10.68%	4.73%	4.13%	01/02/15
Index
Bloomberg Barclays US Government/Credit Index (reflects no deduction for fees, expenses or taxes)	8.92%	4.98%	4.16%*	-
Bloomberg Barclays Fixed Maturity (2026) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	9.64%	4.45%	4.42%*	-
*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income; PGIM Limited	Richard Piccirillo	Managing Director and Senior Portfolio Manager	January 2015
		David Del Vecchio	Managing Director and Portfolio Manager	January 2015
		Gregory Peters	Managing Director and Head of Multi-Sector and Strategy	August 2019
		Lindsay Rosner, CFA	Vice President	April 2021
		Scott Donnelly, CFA	Vice President	April 2021
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2027
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.27%
= Total Annual Portfolio Operating Expenses	0.99%
-Fee Waiver and/or Expense Reimbursement	(0.06)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.93%
(1)The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2027	$95	$309	$541	$1,208
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 189% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities.

In managing the Portfolio’s assets, the subadviser, PGIM Fixed Income, uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
Further, the Portfolio may invest in other pooled investment vehicles, including, other portfolios of the Trust, other open-end or closed-end investment companies, exchange-traded funds (ETFs), unit investment trusts, and domestic or foreign private investment pools (collectively referred to as Underlying Portfolios).
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s Contract.
PGIM Fixed Income currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the PGIM Fixed Income will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the

Portfolio. The formulas may result in transfers between your selected portfolios and this Portfolio and/or transfers between this Portfolio and a bond portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
7.18%	1st Quarter 2020	-3.20%	1st Quarter 2018

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Portfolio	11.87%	4.79%	01/04/16
Index
Bloomberg Barclays US Government/Credit Index (reflects no deduction for fees, expenses or taxes)	8.92%	4.98%*	-
Bloomberg Barclays Fixed Maturity (2027) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	10.45%	4.80%*	-
*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income; PGIM Limited	Richard Piccirillo	Managing Director and Senior Portfolio Manager	January 2016
		David Del Vecchio	Managing Director and Portfolio Manager	January 2016
		Gregory Peters	Managing Director and Head of Multi-Sector and Strategy	August 2019
		Lindsay Rosner, CFA	Vice President	April 2021
		Scott Donnelly, CFA	Vice President	April 2021
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2028
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	2.51%
= Total Annual Portfolio Operating Expenses	3.23%
- Fee Waiver and/or Expense Reimbursement	(2.30)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.93%
(1)The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2028	$95	$779	$1,488	$3,372
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 211% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities.

In managing the Portfolio’s assets, the subadviser, PGIM Fixed Income, uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
Further, the Portfolio may invest in other pooled investment vehicles, including, other portfolios of the Trust, other open-end or closed-end investment companies, exchange-traded funds (ETFs), unit investment trusts, and domestic or foreign private investment pools (collectively referred to as Underlying Portfolios).
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s Contract.
PGIM Fixed Income currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the PGIM Fixed Income will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the

Portfolio. The formulas may result in transfers between your selected portfolios and this Portfolio and/or transfers between this Portfolio and a bond portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
13.07%	1st Quarter 2020	-3.91%	1st Quarter 2018

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Portfolio	14.68%	6.40%	01/03/17
Index
Bloomberg Barclays U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	8.92%	5.47%*	-
Bloomberg Barclays Fixed Maturity (2028) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	11.18%	5.93%*	-
*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income; PGIM Limited	Richard Piccirillo	Managing Director and Senior Portfolio Manager	January 2017
		David Del Vecchio	Managing Director and Portfolio Manager	January 2017
		Gregory Peters	Managing Director and Head of Multi-Sector and Strategy	August 2019
		Lindsay Rosner, CFA	Vice President	April 2021
		Scott Donnelly, CFA	Vice President	April 2021
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2029
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	1.59%
= Total Annual Portfolio Operating Expenses	2.31%
-Fee Waiver and/or Expense Reimbursement	(1.38)%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.93%
(1) The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2029	$95	$589	$1,109	$2,539
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 199% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities.

In managing the Portfolio’s assets, the subadviser, PGIM Fixed Income, uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
Further, the Portfolio may invest in other pooled investment vehicles, including, other portfolios of the Trust, other open-end or closed-end investment companies, exchange-traded funds (ETFs), unit investment trusts, and domestic or foreign private investment pools (collectively referred to as Underlying Portfolios).
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s Contract.
PGIM Fixed Income currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the PGIM Fixed Income will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the

Portfolio. The formulas may result in transfers between your selected portfolios and this Portfolio and/or transfers between this Portfolio and a bond portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
14.03%	1st Quarter 2020	-2.47%	4th Quarter 2019

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Portfolio	16.29%	8.72%	01/02/18
Index
Bloomberg Barclays U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	8.92%	5.97%*	-
Bloomberg Barclays Fixed Maturity (2029) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	11.87%	7.49%*	-
*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income; PGIM Limited	Richard Piccirillo	Managing Director and Senior Portfolio Manager	January 2018
		David Del Vecchio	Managing Director and Portfolio Manager	January 2018
		Gregory Peters	Managing Director and Head of Multi-Sector and Strategy	August 2019
		Lindsay Rosner, CFA	Vice President	April 2021
		Scott Donnelly, CFA	Vice President	April 2021
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2030
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.09%
= Total Annual Portfolio Operating Expenses	0.81%
-Fee Waiver and/or Expense Reimbursement	None
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.81%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2030	$83	$259	$450	$1,002
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 253% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities.
In managing the Portfolio’s assets, the subadviser, PGIM Fixed Income, uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer.

The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
Further, the Portfolio may invest in other pooled investment vehicles, including other portfolios of the Trust, other open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, and domestic or foreign private investment pools (collectively referred to as Underlying Portfolios). The subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature on or about the end of the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. The secondary benchmark index for the Portfolio is the Bloomberg Barclays Fixed Maturity (2030) Zero Coupon Swaps Index. The primary benchmark index for the Portfolio is the Bloomberg Barclays US Government/Credit Index.
On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s variable Contract. The subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. The formulas may result in transfers between your selected portfolios and this Portfolio and/or transfers between this Portfolio and a bond portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
12.24%	1st Quarter 2020	-1.13%	4th Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Portfolio	14.51%	14.47%	01/02/19
Index
Bloomberg Barclays U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	8.92%	9.32%*	-
Bloomberg Barclays Fixed Maturity (2030) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	12.47%	12.66%*	-
*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income; PGIM Limited	Richard Piccirillo	Managing Director and Senior Portfolio Manager	January 2019
		David Del Vecchio	Managing Director and Portfolio Manager	January 2019
		Gregory Peters	Managing Director and Head of Multi-Sector and Strategy	August 2019
		Lindsay Rosner, CFA	Vice President	April 2021
		Scott Donnelly, CFA	Vice President	April 2021
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2031
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.20%
= Total Annual Portfolio Operating Expenses	0.92%
-Fee Waiver and/or Expense Reimbursement	None
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.92%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2031	$94	$293	$509	$1,131
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 116% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities.
In managing the Portfolio’s assets, the subadviser, PGIM Fixed Income, uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer.

The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
Further, the Portfolio may invest in other pooled investment vehicles, including other portfolios of the Trust, other open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, and domestic or foreign private investment pools (collectively referred to as Underlying Portfolios). The subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature on or about the end of the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. The secondary benchmark index for the Portfolio is the Bloomberg Barclays Fixed Maturity (2031) Zero Coupon Swaps Index. The primary benchmark index for the Portfolio is the Bloomberg Barclays US Government/Credit Index.
On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s variable Contract. The subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. The formulas may result in transfers between your selected portfolios and this Portfolio and/or transfers between this Portfolio and a bond portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income; PGIM Limited	Gregory Peters	Managing Director and Head of Multi-Sector and Strategy	January 2020
		Richard Piccirillo	Managing Director and Senior Portfolio Manager	January 2020
		David Del Vecchio	Managing Director and Portfolio Manager	January 2020
		Lindsay Rosner, CFA	Vice President	April 2021
		Scott Donnelly, CFA	Vice President	April 2021
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2032
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.47%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses(2)	0.08%
= Total Annual Portfolio Operating Expenses	0.80%
(1)The Portfolio commenced operations on or about January 4, 2021.
(2)Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated. Estimates are based in part on assumed average daily net assets of $200 million for the Portfolio for the fiscal year ending December 31, 2021.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2032	$82	$255	$444	$990
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. No portfolio turnover rate is presented for the Portfolio because it is new.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities.
In managing the Portfolio’s assets, the subadviser, PGIM Fixed Income, uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer.

The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
Further, the Portfolio may invest in other pooled investment vehicles, including other portfolios of the Trust, other open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, and domestic or foreign private investment pools (collectively referred to as Underlying Portfolios). The subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature on or about the end of the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. The secondary benchmark index for the Portfolio is the Bloomberg Barclays Fixed Maturity (2032) Zero Coupon Swaps Index. The primary benchmark index for the Portfolio is the Bloomberg Barclays US Government/Credit Index.
On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s variable Contract. The subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. The formulas may result in transfers between your selected portfolios and this Portfolio and/or transfers between this Portfolio and a bond portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income; PGIM Limited	Richard Piccirillo	Managing Director and Senior Portfolio Manager	January 2021
		David Del Vecchio	Managing Director and Portfolio Manager	January 2021
		Gregory Peters	Managing Director and Head of Multi-Sector and Strategy	January 2021
		Lindsay Rosner, CFA	Vice President	April 2021
		Scott Donnelly, CFA	Vice President	April 2021
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
+ Distribution and/or Service Fees (12b-1 Fees)	None
+ Other Expenses	0.01%
+ Acquired Fund Fees & Expenses	0.75%
= Total Annual Portfolio Operating Expenses	0.91%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Capital Growth Asset Allocation	$93	$290	$504	$1,120
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 61% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. The other mutual funds in which in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other portfolios of the Trust and certain money market funds or short-term bond funds advised by PGIM Investments LLC, AST Investment Services, Inc. (collectively, the Manager) or one of their affiliates.
The asset allocation strategy is determined by the Manager and QMA LLC (QMA). As a general matter, the Manager and QMA begin by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes: the Russell 3000 Index, the MSCI Europe, Australasia and the Far East (EAFE) Index, and the Bloomberg Barclays US Aggregate Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.
Approximately 75% of the Portfolio’s assets are allocated to Underlying Portfolios that invest primarily in equity securities and approximately 25% of the Portfolio’s assets to Underlying Portfolios that invest primarily in debt securities and money market instruments.
The Portfolio allocates approximately 12% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 Index (60%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (15%) and Bloomberg Barclays US Aggregate Index (25%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
15.83%	2nd Quarter 2020	-16.96%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	13.42%	10.37%	9.14%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Blended Index (reflects no deduction for fees, expenses or taxes)	16.23%	11.77%	10.30%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2005
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2012
		Todd L. Kerin	Vice President, Strategic Investment Research Group	April 2020
	QMA LLC	Marcus Perl	Principal, Portfolio Manager	July 2008

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
		Edward L. Campbell, CFA	Managing Director, Portfolio Manager	July 2008
		Joel L. Kallman, CFA	Vice President, Portfolio Manager	March 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek income, capital preservation, and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.66%
+ Distribution and/or Service Fees (12b-1 fees)	0.25%
+ Other Expenses	0.01%
+ Acquired Fund Fees & Expenses	0.01%
= Total Annual Portfolio Operating Expenses	0.93%
-Fee Waiver and/or Expense Reimbursement	(0.01)%
= Total Annual Portfolio Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.92%
(1) The Manager has contractually agreed to waive 0.012% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST ClearBridge Dividend Growth	$94	$295	$514	$1,142
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 69% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity or equity-related securities, which ClearBridge Investments, LLC (ClearBridge), the subadviser to the Portfolio, believes have the ability to increase dividends over the longer term. ClearBridge manages the Portfolio to provide exposure to companies that either pay an existing dividend or have the potential to pay and/or significantly grow their dividends. To do so, ClearBridge conducts fundamental research to screen for companies that have attractive dividend yields, a history and potential for positive dividend growth, strong balance sheets, and reasonable valuations.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal

Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Selection Risk. The subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results and the Portfolio may underperform the market, the relevant indices, or other funds with similar investment objectives and strategies as a result of such investment decisions.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
15.44%	2nd Quarter 2020	-23.45%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Portfolio	4.73%	12.20%	11.22%	02/25/13
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	14.58%*	-
*Since Inception returns for the Index are measured from the month-end closest to the inception date.

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	ClearBridge Investments, LLC	Michael Clarfeld	Managing Director, Portfolio Manager	February 2013
AST Investment Services Inc.		Peter Vanderlee	Managing Director, Portfolio Manager	February 2013
		Scott Glasser*	Managing Director, Portfolio Manager, Co-Chief Investment Officer	December 2017
		John Baldi	Managing Director, Portfolio Manager	April 2019
*Mr. Glasser will no longer serve as a portfolio manager to the portfolio effective June 30, 2021.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST COHEN & STEERS GLOBAL REALTY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital appreciation and income.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.83%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.12%
= Total Annual Portfolio Operating Expenses	1.20%
-Fee Waiver and/or Expense Reimbursement	(0.05)%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.15%
(1) The Manager has contractually agreed to waive 0.051% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Cohen & Steers Global Realty	$117	$376	$655	$1,450
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 123% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, under normal market conditions, the Portfolio invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stocks and other equity securities issued by US and non-US real estate companies. Real estate equity securities include common stocks and other equity securities issued by US and non-US real estate companies, including real estate investment trusts (REITs) and similar REIT-like entities. That means that the Portfolio concentrates its investments in companies that (i) derive at least 50% of their revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or (ii) have at least 50% of their assets invested in such real estate. The Portfolio may invest without limit in shares of REITs. The Portfolio may invest in real estate companies of any market capitalization.

The Portfolio will, under normal market conditions, invest significantly in companies organized or located outside the US or doing substantial amount of business outside the US, including investing at least 30% of its assets in real estate companies organized or located outside the US or doing substantial amount of business outside the US.  The Portfolio allocates its assets among various regions and countries, including the US (but in no less than three different countries). The Portfolio considers a company that derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US as doing a substantial amount of business outside the US. The non-US companies in which the Portfolio invests may include those domiciled in emerging market countries. The Portfolio is not limited in the extent to which it may invest in emerging market companies.
The Portfolio invests in equity-related securities of real estate companies on a global basis, which means that the companies may be US companies or foreign companies. Generally, the equity securities of real estate related issuers will consist of common stocks (including shares in real estate investment trusts), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the subadviser’s view, a significant element of the securities’ value, and preferred stocks. The Portfolio may invest up to 15% of its net assets in ownership interests in commercial real estate through investments in private real estate.
The Portfolio is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Non-Diversification Risk. The Portfolio is a non-diversified portfolio, and therefore, it can invest in fewer individual companies than a diversified portfolio. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Portfolio may be subject to a greater risk of loss than a fund that has a diversified portfolio.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Note: The AST Cohen & Steers Global Realty Portfolio, formerly the AST Global Real Estate Portfolio, changed subadvisers, effective January 28, 2019. The Portfolio’s annual returns prior to January 28, 2019, reflect the investment performance, investment operations, investment policies and investment strategies of the former subadvisers, and do not represent the actual or predicted performance of the Portfolio or its current subadviser.

Best Quarter:		Worst Quarter:
15.16%	3rd Quarter 2019	-25.03%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	-2.95%	5.30%	6.35%
Index
FTSE EPRA/NAREIT Developed Real Estate Net Index (reflects no deduction for fees, expenses or taxes)	-9.04%	3.74%	5.44%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Cohen & Steers Capital Management, Inc.; Cohen & Steers Asia Limited; Cohen & Steers UK Limited	Jon Cheigh	Chief Investment Officer	January 2019
AST Investment Services, Inc.		William Leung	Senior Vice President	January 2019
		Rogier Quirijns	Senior Vice President	January 2019
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST COHEN & STEERS REALTY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return through investment in real estate securities.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.83%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.03%
= Total Annual Portfolio Operating Expenses*	1.11%
*Differences in the Total Annual Portfolio Operating Expenses shown in the table above and in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations implemented after the end of the most recent fiscal year.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Cohen & Steers Realty	$113	$353	$612	$1,352
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 89% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities of real estate related issuers.
The Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income. Generally, the equity securities of real estate related issuers will consist of common stocks (including shares in real estate investment trusts), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the Portfolio’s subadviser's view, a significant element of the securities' value, and preferred stocks. Real estate related issuers include companies that derive at least 50% of revenues from the ownership, construction, financing, management or sale of real estate or that have at least 50% of assets in real estate. The Portfolio will concentrate its investments (i.e., invest at least 25% of its assets under normal circumstances) in securities of companies engaged in the real estate business.

The Portfolio is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer companies.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Non-Diversification Risk. The Portfolio is a non-diversified portfolio, and therefore, it can invest in fewer individual companies than a diversified portfolio. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Portfolio may be subject to a greater risk of loss than a fund that has a diversified portfolio.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
16.70%	1st Quarter 2019	-23.38%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	-2.84%	6.22%	8.94%
Index
FTSE NAREIT All Equity REITs Index (reflects no deduction for fees, expenses or taxes)	-5.12%	6.70%	9.27%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Cohen & Steers Capital Management, Inc.	Jon Cheigh	Chief Investment Officer	July 2005
AST Investment Services, Inc.		Thomas N. Bohjalian*	Executive Vice President	May 2006
		Jason A. Yablon	Senior Vice President	May 2012
		Mathew Kirschner	Senior Vice President	April 2021
*Mr. Bohjalian announced his intention to retire from Cohen & Steers on June 30, 2021. Effective May 1, 2021, Mr. Bohjalian will no longer serve as a portfolio manager to the Portfolio.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST EMERGING MARKETS EQUITY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.93%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.25%
= Total Annual Portfolio Operating Expenses	1.43%
-Fee Waiver and/or Expense Reimbursement	(0.13)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*(1)	1.30%
*Differences in the Total Annual Portfolio Operating Expenses shown in the table above and in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations implemented during the most recent fiscal year.
(1) The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.300% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Emerging Markets Equity	$132	$440	$769	$1,702
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 134% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of issuers: (i) located in emerging market countries or (ii) included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices.
A company will be considered to be located in an emerging market country if it is domiciled in, or derives more than 50% of its revenues or profits from, emerging market countries. Emerging market countries are generally countries not considered to be developed market countries, and therefore are not included in the MSCI World Index. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. Countries included in the MSCI Emerging Markets Index are considered emerging market countries.
The Portfolio’s subadvisers will invest primarily in equity and equity-related securities, which may include common stocks, preferred stock, convertible bonds, other securities convertible into common stock, depositary receipts, real estate investment trusts or securities with similar characteristics, securities of other investment companies, including exchange-traded funds (ETFs) and synthetic foreign equity securities, including international warrants. The Portfolio may invest without limit in foreign securities. The Portfolio may engage in derivative transactions as a substitute for the purchase or sale of securities or currencies, to express investment views, to manage risk exposures or to attempt to mitigate the adverse effects of foreign currency fluctuations. Such transactions may include foreign currency exchange contracts, index futures (including country index futures), equity swaps, index swaps, options and equity-linked securities (such as participation notes, equity swaps and zero strike calls and warrants).
The Portfolio is allocated among three subadvisers. AQR Capital Management, LLC uses a quantitative strategy. J.P. Morgan Investment Management, Inc. uses a fundamental strategy with an income and dividend growth focus. Martin Currie Inc. uses a fundamental strategy with a growth emphasis. The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Currency Risk. This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that foreign currency. The overall impact on a portfolio’s holdings can be significant, unpredicatable, and long-lasting, depending on the currencies represented in the portfolio and how each foreign currency appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the portfolio does not engage in extensive foreign currency hedging programs. Further, since exchange rate movements are volatile, a portfolio’s attempt at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio;

derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Custody Risk. If a Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each, a Subcustodian). Some foreign Subcustodians may be recently organized or new to the foreign custody business. In some countries, Subcustodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Portfolio’s ability to recover its assets if a Subcustodian enters bankruptcy or if other disputes or proceedings arise related to a Portfolio’s assets. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Participation Notes (P-Notes) Risk. The Portfolio may gain exposure to securities traded in foreign markets through P-notes. In addition to risks similar to those associated with a direct investment in the underlying security, such as foreign investment risk, the holder of a P-note is not entitled to the same rights as an underlying security’s direct owner and P-notes are considered general unsecured contractual obligations and are subject to counterparty credit risks.
Quantitative Model Risk.The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Restricted Securities Risk. The Portfolio may invest in restricted securities. Restricted securities are subject to legal and contractual restrictions on resale. Restricted securities are not traded on established markets and may be classified as illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Portfolio.
Small Sized Company Risk. Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Value Style Risk. Value style investing attempts to identify companies that are believed to be undervalued. Value stocks typically have prices that are low relative to factors such as the company’s earnings, cash flow or dividends. Since the Portfolio may invest significantly in value stocks or use a value investment style, there is the risk that value stocks or the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or at all or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
21.02%	4th Quarter 2020	-31.98%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	4.06%	7.56%	0.74%
Index
MSCI Emerging Markets Index (GD) (reflects no deduction for fees, expenses or taxes)	18.69%	13.22%	4.00%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2020

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2020
		Todd L. Kerin	Vice President, Portfolio Manager	April 2020
		Saleem Z. Banatwala	Director, Portfolio Manager	April 2020
	AQR Capital Management, LLC	Clifford S. Asness, PhD, MBA	Managing and Founding Principal	April 2020
		John M. Liew, PhD, MBA	Founding Principal	April 2020
		Andrea Frazzini, PhD, MS	Principal	April 2020
		Ronen Israel, MA	Principal	April 2020
		Michael Katz, PhD, AM	Principal	April 2020
		Lars N. Nielsen, MSc	Principal	April 2020
	J.P. Morgan Investment Management, Inc.	Omar Negyal	Executive Director, Portfolio Manager	April 2020
		Isaac Thong	Vice President, Portfolio Manager	April 2020
	Martin Currie Inc.	Alastair Reynolds	Portfolio Manager	April 2020
		Paul Desoisa	Portfolio Manager	April 2020
		Colin Dishington	Portfolio Manager	April 2020
		Andrew Mathewson	Portfolio Manager	April 2020
		Divya Mathur	Portfolio Manager	April 2020
		Paul Sloane	Portfolio Manager	April 2020
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO
IMPORTANT NOTE:
The Board of Trustees of the Trust recently approved the reorganization of the Portfolio into the AST T. Rowe Price Asset Allocation Portfolio. The completion of the reorganization transaction is subject to approval by the shareholders of the Portfolio and the satisfaction of certain customary closing conditions. It is anticipated that a proxy statement/prospectus relating to this transaction will be mailed to Portfolio shareholders on or about July 2021 and that a special meeting of Portfolio shareholders will be held on or about September 2021. Assuming receipt of the required shareholder approval and satisfaction of the relevant closing conditions for the reorganization transaction, it is expected that the reorganization transaction would be completed on or about third quarter of 2021. If approved by shareholders, shareholders of the Portfolio will become shareholders of the AST T. Rowe Price Asset Allocation Portfolio.
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital growth balanced by current income.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.04%
= Total Annual Portfolio Operating Expenses	0.94%
-Fee Waiver and/or Expense Reimbursement	(0.02)%
= Total Annual Portfolio Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.92%
(1) The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Fidelity Institutional AM® Quantitative	$94	$298	$518	$1,153
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 206% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.
The Portfolio normally invests approximately 65% of its assets in equity securities and approximately 35% of its assets in fixed income securities. Depending on market conditions, the equity portion may range between 55-75% of the Portfolio's assets, and the fixed income portion may range between 25-45% of the Portfolio's assets. The Portfolio's subadviser allocates the Portfolio's assets across uniquely specialized investment strategies. The Portfolio has investment strategies that invest in equity securities, investment strategies that invest in fixed income securities and an investment strategy designed to provide liquidity. The asset allocation at the Portfolio level as well as the security selection at the investment strategy level rely on a diverse set of quantitative models combined with fundamental bottom-up research.
The Portfolio allocates approximately 10-15% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio's overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.
License Risk. The termination of a license used by the Portfolio, the Manager or a subadviser may have a significant effect on the operation of the Portfolio.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Loan Risk. Investments in loans rated below investment grade, or unrated securities of similar quality, not registered with the Securities and Exchange Commission or listed on a securities exchange may be less liquid and more difficult to value than investments in instruments for which a trading market exists. Such investments are also subject to interest rate risk. Additionally, established settlement standards or remedies do not exist for portfolio transactions in loans.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Quantitative Model Risk. The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Small and Medium Sized Company Risk. Securities of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price and liquidity of these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the S&P 500 Index (27%), Russell 2000 Index (5.5%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (32.5%), and Bloomberg Barclays US Aggregate Index (35%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Note: The AST Fidelity Institutional AM ® Quantitative Portfolio, changed subadvisers and changed its investment policies and strategies effective February 10, 2014. The annual returns prior to February 10, 2014 for the Portfolio reflect the investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadviser.

Best Quarter:		Worst Quarter:
12.93%	2nd Quarter 2020	-16.73%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	8.76%	7.89%	6.65%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Blended Index (reflects no deduction for fees, expenses or taxes)	12.20%	9.27%	7.92%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	FIAM LLC	Thomas McFarren	Portfolio Manager	January 2020
AST Investment Services, Inc.		Edward Heilbron	Portfolio Manager	February 2014
		Catherine Pena, CFA	Portfolio Manager	April 2015
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.77%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.04%
= Total Annual Portfolio Operating Expenses	1.06%
- Fee Waiver and/or Expense Reimbursement	(0.01)%
+ Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.05%
(1) The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Goldman Sachs Small-Cap Value	$107	$336	$584	$1,293
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 111% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of equity investments issued by small capitalization companies.
The Portfolio seeks its objective, under normal circumstances, through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. Typically, in choosing stocks, the Portfolio’s subadviser, Goldman Sachs Asset Management, L.P., looks for companies using the subadviser's value investment philosophy.
The subadviser’s investment process involves: (1) using multiple industry-specific valuation metrics to identify real economic value and company potential in stocks, screened by valuation, profitability and business characteristics; (2) conducting in-depth company research and assessing overall business quality; (3) considering a wide range of factors as part of the fundamental investment process, which may include integrating environmental, social and governance (ESG) factors with traditional fundamental factors; and (4) buying those securities that a sector portfolio manager recommends, taking into account feedback from the rest of the portfolio management team. No one factor or consideration is determinative in the stock selection process. The subadviser may decide to sell a position for various reasons, including valuation and price considerations, readjustment of the subadviser’s outlook based on subsequent events, the subadviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes.
Small capitalization companies are defined as companies within the market capitalization range of the Russell 2000® Value Index (measured at the time of investment). Although the Portfolio will invest primarily in publicly traded US securities, including real estate investment trusts (REITs), it may also invest in foreign securities, including securities of issuers in countries with emerging markets or economies (emerging countries) and securities quoted in foreign currencies.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Small Sized Company Risk. Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
31.22%	4th Quarter 2020	-35.76%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	2.44%	8.53%	9.51%
Index
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	19.96%	13.26%	11.20%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	4.63%	9.65%	8.66%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Goldman Sachs Asset Management, L.P.	Robert Crystal	Managing Director and Portfolio Manager	March 2006
AST Investment Services, Inc.		Sally Pope Davis	Managing Director and Portfolio Manager	January 2006
		Sean A. Butkus, CFA	Managing Director and Portfolio Manager	February 2012
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST GOVERNMENT MONEY MARKET PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek high current income and maintain high levels of liquidity.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.02%
= Total Annual Portfolio Operating Expenses*	0.57%
*Differences in the Total Annual Portfolio Operating Expenses shown in the table above and in the Portfolio’s Financial Highlights are attributable to a voluntary fee and/or expense waiver arrangement, which is not reflected in the table above.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Government Money Market	$58	$183	$318	$714
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or government securities. Government securities include US Treasury bills, notes, and other obligations issued or guaranteed as to principal and interest by the US government or its agencies or instrumentalities. The Portfolio has a policy to invest under normal conditions at least 80% of its net assets in government securities and/or repurchase agreements that are collateralized by government securities.
The Portfolio invests only in securities that have remaining maturities of 397 days or less, or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulations. The Portfolio seeks to invest in securities that present minimal credit risk. The Portfolio may invest significantly in securities with floating or variable rates of interest.
The Portfolio seeks to maintain a stable net asset value of $1.00 per share. In other words, the Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its goal of a stable net asset value, and shares of the Portfolio are neither insured nor guaranteed by the US government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio's net asset value per share to fall below $1.00. In addition, the income earned by the Portfolio will fluctuate based on market conditions, interest rates and other factors.

In a low interest rate environment, the yield for the Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Portfolio's net asset value per share to fall below $1.00. PGIM Investments LLC and AST Investment Services, Inc. may decide to reimburse certain of these expenses to the Portfolio in order to maintain a positive yield, however they are under no obligation to do so and may cease doing so at any time without prior notice.
The Board of Trustees has determined that the Portfolio, as a “government money market fund”, is not subject to liquidity fees and/or redemption gates on redemptions. The Board has reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but such change would become effective only after providing appropriate prior notice to shareholders.
In managing the Portfolio’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors, such as expected total return, yield, spread and potential for price appreciation, as well as credit quality, maturity and risk.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. You could lose money by investing in the Portfolio.Although the Portfolio seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so.An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time. The order of the below risk factors does not indicate the significance of any particular risk factor.
Adjustable and Floating-Rate Securities Risk. The value of adjustable and floating-rate securities may lag behind the value of fixed-rate securities when interest rates change. Variable and floating-rate bonds are subject to credit risk, market risk and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as “extension risk.” The Portfolio currently faces a heightened level of interest rate risk because interest rates in the US are at or near historic lows. Interest rates may begin to increase in the future, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Yield Risk. The amount of income received by a Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low, the Portfolio’s expenses could absorb all or a significant portion of the Portfolio’s income. If interest rates increase, the Portfolio’s yield may not increase proportionately. For example, the Portfolio’s investment manager may discontinue any temporary voluntary fee limitation.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Prior to September 12, 2016, the Portfolio operated under the name “AST Money Market Portfolio” as a prime money market fund and invested in certain types of securities that, as a government money market fund, the Portfolio is no longer permitted to hold. Consequently, the performance information below may have been different if the current investment limitations had been in effect during the period prior to the Portfolio’s conversion to a government money market fund.

Best Quarter:		Worst Quarter:
0.47%	2nd Quarter 2019	0.00%	4th Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	0.22%	0.71%	0.36%
Index
Lipper US Government Money Market Funds Average (reflects no deduction for taxes)	0.25%	0.73%	0.37%

7-Day Yield (as of 12/31/20)
AST Government Money Market Portfolio	0.0025%
iMoneyNet's Government & Agency Retail Average*	0.01%

*Source: iMoneyNet, Inc. regularly reports a 7-day yield on Tuesdays. This is based on the data of all funds in the iMoneyNet, Inc. Government & Agency retail average category as of 12/29/2020.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser
PGIM Investments LLC	PGIM Fixed Income
AST Investment Services, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST HIGH YIELD PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.04%
= Total Annual Portfolio Operating Expenses	0.87%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST High Yield	$89	$278	$482	$1,073
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 72% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in non-investment grade high-yield fixed income investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Non-investment grade securities are commonly known as “junk bonds” and include securities rated Ba or lower by Moody's Investors Services, Inc. or equivalently rated by S&P Global Ratings or Fitch, or, if unrated, determined by the Portfolio’s subadviser to be of comparable quality.
In managing the Portfolio’s assets, PGIM Fixed Income uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.

The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in US dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may also purchase the securities of issuers that are in default, engage in short sales, and invest in common stocks, warrants, rights, and other equity securities.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Restricted Securities Risk. The Portfolio may invest in restricted securities. Restricted securities are subject to legal and contractual restrictions on resale. Restricted securities are not traded on established markets and may be classified as illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Portfolio.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index, the components of which are similar to the Portfolio’s holdings.

Best Quarter:		Worst Quarter:
10.35%	2nd Quarter 2020	-15.91%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	2.64%	7.54%	6.00%
Index
Bloomberg Barclays US High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	7.05%	8.57%	6.79%
ICE BofAML US High Yield Master II Index (reflects no deduction for fees, expenses or taxes)	6.17%	8.43%	6.62%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2020
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2020
		Todd L. Kerin	Vice President, Portfolio Manager	April 2020
		Saleem Z. Banatwala	Director, Portfolio Manager	April 2020
	J.P. Morgan Investment Management, Inc.	Robert Cook	Managing Director	September 2019
		James P. Shanahan	Managing Director	September 2010
		Thomas Hauser	Managing Director	September 2019
		Jeffrey Lovell	Managing Director	September 2019
	PGIM Fixed Income*	Robert Cignarella, CFA	Managing Director and Head of U.S. High Yield for PGIM Fixed Income	May 2014
		Robert Spano, CFA, CPA	Principal and High Yield Portfolio Manager	September 2010
		Ryan Kelly, CFA	Principal and High Yield Portfolio Manager	February 2012
		Brian Clapp, CFA	Principal and High Yield Portfolio Manager	May 2013
		Daniel Thorogood, CFA	Principal and High Yield Portfolio Manager	May 2014
* PGIM Limited, an indirect wholly-owned subsidiary of PGIM, Inc., serves as a sub-subadviser to the Portfolio.

TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek current income and long-term growth of income, as well as capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.57%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.02%
= Total Annual Portfolio Operating Expenses	0.84%
-Fee Waiver and/or Expense Reimbursement	(0.01)%
=Total Annual Portfolio Operating Expense After Fee Waiver and/or Expense Reimbursement(1)	0.83%
(1) The Manager has contractually agreed to waive 0.009% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Hotchkis & Wiley Large-Cap Value	$85	$267	$465	$1,036
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 58% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities of large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The Portfolio invests primarily in stock and other equity securities and normally focuses on stocks that have a high cash dividend or payout yield relative to the market. The Portfolio may also invest up to 20% of its total assets in foreign securities.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal

Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
29.52%	4th Quarter 2020	-36.55%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	0.27%	9.76%	10.09%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	10.50%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Hotchkis and Wiley Capital Management, LLC	George Davis	Principal, Portfolio Manager and Chief Executive Officer	April 2004
AST Investment Services, Inc.		Judd Peters	Portfolio Manager	April 2004
		Scott McBride	President and Portfolio Manager	April 2004
		Patricia McKenna	Principal and Portfolio Manager	April 2004
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST INTERNATIONAL GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.81%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.05%
= Total Annual Portfolio Operating Expenses	1.11%
- Fee Waiver and/or Expense Reimbursement	(0.02)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.09%
(1) The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST International Growth	$111	$351	$610	$1,350
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 57% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are economically tied to countries other than the United States. Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange-traded funds (ETFs), securities of real estate investment trusts (REITs) and income and royalty trusts, structured securities including participation notes (P-Notes), structured notes (S-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form.

The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Participation Notes (P-Notes) Risk. The Portfolio may gain exposure to securities traded in foreign markets through P-notes. In addition to risks similar to those associated with a direct investment in the underlying security, such as foreign investment risk, the holder of a P-note is not entitled to the same rights as an underlying security’s direct owner and P-notes are considered general unsecured contractual obligations and are subject to counterparty credit risks.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
25.10%	2nd Quarter 2020	-19.48%	3rd Quarter 2011

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	31.32%	14.40%	9.07%
Index
MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (reflects no deduction for fees, expenses or taxes)	8.28%	7.97%	6.00%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2020
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2020
		Todd L. Kerin	Vice President, Portfolio Manager	April 2020
		Saleem Z. Banatwala	Director, Portfolio Manager	April 2020
	William Blair Investment Management, LLC	Simon Fennell	Partner and Portfolio Manager	January 2014
		Kenneth J. McAtamney	Partner and Portfolio Manager	January 2014
	Neuberger Berman Investment Advisers LLC	Benjamin Segal, CFA*	Managing Director and Portfolio Manager	June 2013
		Elias Cohen, CFA	Managing Director and Portfolio Manager	January 2017
		Thomas Hogan, CFA	Managing Director	January 2021
	Jennison Associates LLC	Mark B. Baribeau, CFA	Managing Director & Head of Global Equity	May 2012
		Thomas F. Davis	Managing Director	May 2012
*Mr. Segal has announced his intention to retire on or about June 30, 2021.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST INTERNATIONAL VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.81%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.05%
= Total Annual Portfolio Operating Expenses*	1.11%
*Differences in the Total Annual Portfolio Operating Expenses shown in the table above and in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations implemented during the most recent fiscal year.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST International Value	$113	$353	$612	$1,352
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 54% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities. Equity securities include common stocks, securities convertible into common stocks and securities having common characteristics or other derivative instruments whose value is based on common stocks such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps.
To achieve the Portfolio’s investment objective, the Portfolio invests at least 65% of its net assets in the equity securities of foreign companies in at least three different countries, without limit as to the amount of Portfolio assets that may be invested in any single country.

A company is considered to be a foreign company if it satisfies at least one of the following criteria: (i) the company's securities are traded principally on stock exchanges in one or more foreign countries; (ii) the company derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; (iii) the company maintains 50% or more of its assets in one or more foreign countries; (iv) the company is organized under the laws of a foreign country; or (v) the company's principal executive office is located in a foreign country.
The Portfolio may invest anywhere in the world, and the companies in which the Portfolio invests may be of any size. The Portfolio may invest in a limited number of industries or industry sectors.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
16.18%	4th Quarter 2020	-28.52%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	-0.61%	4.33%	3.55%
Index
MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (reflects no deduction for fees, expenses or taxes)	8.28%	7.97%	6.00%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2020
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2020
		Todd L. Kerin	Vice President, Portfolio Manager	April 2020
		Saleem Z. Banatwala	Director, Portfolio Manager	April 2020

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
	LSV Asset Management	Josef Lakonishok, Ph.D.	CEO, CIO, Partner and Portfolio Manager	November 2004
		Menno Vermeulen, CFA	Partner, Portfolio Manager	November 2004
		Puneet Mansharamani, CFA	Partner, Portfolio Manager	January 2006
		Greg Sleight	Partner, Portfolio Manager	July 2014
		Guy Lakonishok, CFA	Partner, Portfolio Manager	July 2014
	Lazard Asset Management LLC	Michael G. Fry	Managing Director & Portfolio Manager/Analyst	November 2014
		Michael A. Bennett	Managing Director & Portfolio Manager/Analyst	November 2014
		Giles Edwards, CFA, ACMA	Director & Portfolio Manager	April 2019
		Kevin J. Matthews	Managing Director & Portfolio Manager/Analyst	November 2014
		Michael Powers	Managing Director & Portfolio Manager/Analyst	November 2014
		John R. Reinsberg	Deputy Chairman, International and Global Strategies	November 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST INVESTMENT GRADE BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.03%
+Acquired Fund Fees & Expenses	0.02%
= Total Annual Portfolio Operating Expenses	0.77%
- Fee Waiver and/or Expense Reimbursement	(0.04)%
= Total Annual Portfolio Operating Expenses after Fee Waiver and/or Expense Reimbursement(1)	0.73%
(1) The Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Investment Grade Bond	$75	$242	$424	$950
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 778% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds. For purposes of this 80% policy, investment grade bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers and rated BBB- or higher by S&P Global Ratings, or Baa3 or higher by Moody’s Investors Service, Inc, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or if unrated, are considered by the Portfolio's subadviser, PGIM Fixed Income, to be of comparable quality; and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities.

In managing the Portfolio’s assets, PGIM Fixed Income uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
PGIM Fixed Income currently intends to maintain an overall weighted average credit quality rating of A– or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A– due to downgrades of individual portfolio securities, the Portfolio's subadviser will take appropriate action based upon the relevant facts and circumstances.
Although the Portfolio may invest in individual bonds of any maturity, PGIM Fixed Income expects to maintain the Portfolio's duration within +/- 0.50 years of its primary benchmark index (i.e., the Bloomberg Barclays Government/Credit 5-10 Year Index). As of December 31, 2020, the duration of the Bloomberg Barclays Government/Credit 5-10 Year Index was approximately 6.60 years.
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
6.52%	2nd Quarter 2020	-4.24%	2nd Quarter 2013

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	16.47%	7.03%	6.09%
Index
Bloomberg Barclays 5-10 Year US Government/Credit Index (reflects no deduction for fees, expenses or taxes)	9.73%	5.31%	4.88%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income; PGIM Limited	Richard Piccirillo	Managing Director and Senior Portfolio Manager	January 2008
AST Investment Services, Inc.		David Del Vecchio	Managing Director and Portfolio Manager	February 2013
		Gregory Peters	Managing Director and Head of Multi-Sector and Strategy	August 2019
		Lindsay Rosner, CFA	Vice President	April 2021
		Scott Donnelly, CFA	Vice President	April 2021
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital appreciation consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.76%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses
Dividend Expenses on Short Sales	0.01%
Remainder of Other Expenses	0.04%
= Total Annual Portfolio Operating Expenses	1.06%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST J.P. Morgan Global Thematic	$108	$337	$585	$1,294
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 138% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio is a multi-asset class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities, high yield or “junk” bonds, real estate investment trusts (REITs), convertibles, underlying portfolios, and various types of derivative instruments. The Portfolio allocates its assets among various regions and countries throughout the world, including the United States (but in no less than three countries). The Portfolio utilizes various investment strategies and a global tactical asset allocation strategy. As part of the subadviser's investment process in the selection of underlying funds and securities, the subadviser will review and assess the risks presented by certain environmental, social and governance factors.
Under normal circumstances, approximately 65% of the Portfolio's net assets are invested to provide exposure to equity securities and approximately 35% of its net assets are invested to provide exposure to fixed income securities. Depending on market conditions, such equity exposure may range between 55-75% of the Portfolio's net assets and such fixed income exposure may range between 25-45% of its net assets. Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds, etc.); (ii) the use of derivatives (e.g., option and futures contracts on indices, securities, and commodities, currency forwards, etc.); and (iii) the purchase of underlying exchange-traded funds (ETFs). In implementing its asset allocation strategy, the Portfolio allocates assets to various underlying investment sleeves or implementation vehicles. In the case of core fixed income, all cash and securities that are held in a core fixed income sleeve or vehicle are considered a part of that sleeve’s or vehicle’s assigned asset class. Depending on the allocation of assets, the Portfolio may at times temporarily underperform more optimistic peers during a strong equity rally.
The Portfolio allocates approximately 10% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements, factors affecting a particular industry or commodity, and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Custody Risk. If a Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each, a Subcustodian). Some foreign Subcustodians may be recently organized or new to the foreign custody business. In some countries, Subcustodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Portfolio’s ability to recover its assets if a Subcustodian enters bankruptcy or if other disputes or proceedings arise related to a Portfolio’s assets. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Participation Notes (P-Notes) Risk. The Portfolio may gain exposure to securities traded in foreign markets through P-notes. In addition to risks similar to those associated with a direct investment in the underlying security, such as foreign investment risk, the holder of a P-note is not entitled to the same rights as an underlying security’s direct owner and P-notes are considered general unsecured contractual obligations and are subject to counterparty credit risks.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the MSCI All World Index (65%) and Bloomberg Barclays US Aggregate Index (35%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Note: Prior to April 26, 2021, the Portfolio’s custom blended index consisted of the MSCI World Index (GD) (65%) and the Bloomberg Barclays US Aggregate Index (35%). For periods from April 26, 2021, and thereafter, the Portfolio’s custom blended index consists of the MSCI All Country World Index (65%) and the Bloomberg Barclays US Aggregate Index (35%), because the Manager believes this index composition provides a more appropriate basis for performance comparisons.

Best Quarter:		Worst Quarter:
14.44%	2nd Quarter 2020	-18.10%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	13.16%	9.03%	7.85%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Blended Index (prior to 4/26/21) (reflects no deduction for fees, expenses or taxes)	14.07%	10.11%	8.37%
Blended Index (effective 4/26/21) (reflects no deduction for fees, expenses or taxes)	14.26%	10.14%	7.88%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	J.P. Morgan Investment Management, Inc.	Jeffrey Geller, CFA	Managing Director	February 2013
AST Investment Services, Inc.		Michael Feser, CFA	Managing Director	April 2016
		Morgan M. Moriarty, CFA	Executive Director	November 2019
		Gary Herbert, CFA	Managing Director	April 2021
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.71%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.08%
= Total Annual Portfolio Operating Expenses	1.04%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST J.P. Morgan International Equity	$106	$331	$574	$1,271
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 58% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities. Equity securities include common stocks, securities convertible into common stocks and securities having common stock characteristics or other derivative instruments whose value is based on common stocks, such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps investments.
The Portfolio seeks to meet its investment objective by normally investing primarily in a diversified portfolio of equity securities of companies located or operating in developed non-US countries and emerging markets of the world. The equity securities are ordinarily traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States. The Portfolio may invest up to 15% of its total assets in securities of issuers located and operating primarily in emerging market countries.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal

Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
16.86%	2nd Quarter 2020	-21.71%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	13.08%	9.42%	6.20%
Index
MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (reflects no deduction for fees, expenses or taxes)	8.28%	7.97%	6.00%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
PGIM Investments LLC	J.P. Morgan Investment Management Inc.	Tom Murray	Managing Director and Portfolio Manager	May 2017
AST Investment Services, Inc.		Shane Duffy	Managing Director and Portfolio Manager	May 2017
		James Sutton	Vice President	December 2020
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize return compared to the benchmark through security selection and tactical asset allocation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.76%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses
Dividend Expenses on Short Sales	0.01%
Remainder of Other Expenses	0.06%
= Total Annual Portfolio Operating Expenses	1.08%
- Fee Waiver and/or Expense Reimbursement	(0.17)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*(1)	0.91%
*Differences in the Total Annual Portfolio Operating Expenses shown in the table above and in the Portfolio's Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations implemented after the end of the most recent fiscal year.
(1) The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.91% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Year	5 Years	10 Years
AST J.P. Morgan Tactical Preservation (formerly, AST J.P. Morgan Strategic Opportunities)	$93	$327	$579	$1,302
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 150% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio utilizes a variety of diversifying asset classes and investment styles. Under normal circumstances, the Portfolio will maintain a strategic allocation of approximately 40% of net assets in global equity securities and approximately 60% of net assets in fixed income securities. Depending on market conditions, under normal circumstances, the global equity exposure may range between 20-50% of net assets, and the fixed income allocation may range between 40-80% of net assets.
The Portfolio may invest in a wide range of asset classes, including US and non-US fixed income, high yield bonds, convertible bonds, emerging markets bonds, US and non-US equities, emerging markets equities, and real estate investment trusts (REITs) domiciled in and outside of the US. The allocation to these asset classes will vary depending on the tactical views of the Portfolio’s subadviser, J.P. Morgan Investment Management, Inc.
As part of the subadviser’s investment process in the selection of underlying funds and strategies, the subadviser will review and assess the risks presented by certain environmental, social and governance factors.
The Portfolio’s allocation to global equity securities may be obtained through (i) the purchase of “physical securities” (e.g., common stocks, bonds); (ii) the use of derivative instruments including but not limited to options and futures contracts on securities and indices, swaps (including credit derivatives), forwards (deliverable and nondeliverable), and other futures contracts and options to provide liquid exposures to applicable equity and fixed income benchmarks (iii) the purchase of underlying exchange-traded funds (ETFs). In implementing its asset allocation strategy, the Portfolio allocates assets to various underlying investment sleeves or implementation vehicles.
The Portfolio’s strategic asset allocation is designed to account for the liquidity needs of the Portfolio throughout market cycles. The liquidity profile of the Portfolio may cause temporary deviations from the strategic asset allocation due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Custody Risk. If a Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each, a Subcustodian). Some foreign Subcustodians may be recently organized or new to the foreign custody business. In some countries, Subcustodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Portfolio’s ability to recover its assets if a Subcustodian enters bankruptcy or if other disputes or proceedings arise related to a Portfolio’s assets. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Barclays US Aggregate Bond Index (60%) and the MSCI World Index (40%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Note: Prior to February 22, 2021, the Portfolio’s custom blended index consisted of the Russell 3000 Index (27%), Bloomberg Barclays US Aggregate Bond Index (50%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (13%) and FTSE 3-Month US Treasury Bill Index (10%). For periods from February 22, 2021, and thereafter, the Portfolio’s custom blended index consists of the Barclays US Aggregate Bond Index (60%) and the MSCI World Index (40%), because the Manager believes this index composition provides a more appropriate basis for performance comparisons.

Best Quarter:		Worst Quarter:
11.28%	2nd Quarter 2020	-13.04%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	11.35%	7.11%	6.22%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Blended Index (prior to 2/22/21) (reflects no deduction for fees, expenses or taxes)	11.21%	7.77%	6.68%
Blended Index (effective 2/22/21) (reflects no deduction for fees, expenses or taxes)	11.84%	8.02%	6.71%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	J.P. Morgan Investment Management, Inc.	Jeffrey Geller, CFA	Managing Director	May 2010
AST Investment Services, Inc.		Michael Feser, CFA	Managing Director	April 2016
		Morgan M. Moriarty, CFA	Executive Director	November 2019
		Gary Herbert, CFA	Managing Director	April 2021
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST JENNISON LARGE-CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.71%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.03%
= Total Annual Portfolio Operating Expenses	0.99%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Jennison Large-Cap Growth	$101	$315	$547	$1,213
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 87% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the equity and equity-related securities of large-capitalization companies under normal market conditions. Large capitalization companies are defined as those companies with market capitalizations (measured at the time of purchase) within the market capitalization of the Russell 1000® Index. The Russell 1000® Index had a median market capitalization of approximately $13.5 billion as of February 28, 2021, and the largest company by market capitalization was approximately $2.04 trillion as of that date. The size of the companies in the Russell 1000® Index will change with market conditions.
In deciding which equity securities to buy for the Portfolio, the Portfolio’s subadviser, Jennison Associates LLC, uses what is known as a growth investment style. This means that the subadviser focuses on common stocks that it believes could experience superior sales or earnings growth, or high returns on equity and assets. The companies in which the subadviser invests generally tend to have a unique market niche, a strong new product profile or superior management. Given the subadviser’s selection criteria and proclivity for fast growing companies, the Portfolio may at times have a more aggressive risk profile than peer funds, depending on market conditions.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
34.78%	2nd Quarter 2020	-16.74%	4th Quarter 2018

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	54.04%	21.88%	17.83%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Russell 1000 Growth Index	38.49%	21.00%	17.21%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Michael A. Del Balso	Managing Director	September 2009
AST Investment Services, Inc.		Kathleen A. McCarragher	Managing Director, Head of Growth Equity	November 2018
		Blair Boyer	Managing Director, Co-Head of Large Cap Growth Equity	November 2018
		Natasha Kuhlkin, CFA	Managing Director	November 2018
		Rebecca Irwin	Managing Director	November 2018
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST LARGE-CAP CORE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.02%
= Total Annual Portfolio Operating Expenses	0.82%
- Fee Waiver and/or Expense Reimbursement	(0.01)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.81%
(1) The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.810% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Large-Cap Core	$83	$261	$454	$1,013
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 127% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock. For purposes of the Portfolio, a large-cap company is a company with a market capitalization in the range of companies in the S&P 500 Index (between $684.7 billion and $2.04 trillion as of February 28, 2021).

QMA LLC employs a quantitatively driven investment process, which uses an adaptive model that evaluates stocks based on their growth expectations and seeks to identify the most attractive stocks, subject to risk constraints. J.P. Morgan Investment Management, Inc. and Massachusetts Financial Services Company use fundamental investment processes seeking to identify high-quality stocks at reasonable prices through bottom-up research and stock selection. The Strategic Investment Research Group of the Manager determines the allocation of assets among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Quantitative Model Risk. The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
19.56%	2nd Quarter 2020	-22.43%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Portfolio	11.15%	11.70%	12.10%	04/29/13
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	14.09%*	-
*Since Inception returns for the Index are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2020
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2020
		Todd L. Kerin	Vice President, Portfolio Manager	April 2020
		Saleem Z. Banatwala	Director, Portfolio Manager	April 2020
	QMA LLC	Stacie L. Mintz, CFA	Managing Director, Co-Head Quantitative Equity team, Portfolio Manager	April 2013

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
		Devang Gambhirwala	Principal, Portfolio Manager	April 2013
	J.P. Morgan Investment Management, Inc.	Scott Davis	Managing Director, Portfolio Manager	April 2020
		Susan Bao	Managing Director, Portfolio Manager	April 2020
	Massachusetts Financial Services Company	Kevin Beatty*	Co-Chief Investment Officer-Equity-Americas	April 2020
		Ted Maloney	Executive Vice President and Chief Investment Officer	April 2020
		Alison O’Neill Mackey	Co-Chief Investment Officer-Equity-Americas	April 2020
*Effective September 30, 2021, Kevin Beatty will no longer be a portfolio manager of the Portfolio.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital growth. Income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.71%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.01%
= Total Annual Portfolio Operating Expenses	0.97%
- Fee Waiver and/or Expense Reimbursement	(0.06)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.91%
(1) The Manager has contractually agreed to waive 0.060% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Loomis Sayles Large-Cap Growth	$93	$303	$530	$1,184
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 33% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies that are selected for their growth potential. Large companies are defined as those companies within the market capitalization range of the Russell 1000® Growth Index.
The Portfolio will normally hold a core position of between 30 and 40 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. The Portfolio employs a growth style of equity management that emphasizes companies with sustainable competitive advantages versus others, long-term structural growth drivers that will lead to above-average future cash flow growth, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The portfolio manager aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value (i.e. companies with share prices trading significantly below what the portfolio manager believes the share prices should be.).
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
Note: The AST Loomis Sayles Large-Cap Growth Portfolio, formerly the AST Marsico Capital Growth Portfolio, changed subadvisers effective July 15, 2013. The performance history furnished below prior to July 15, 2013 reflects the investment performance, investment operations, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadviser.

Best Quarter:		Worst Quarter:
23.93%	2nd Quarter 2020	-16.79%	3rd Quarter 2011

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	31.59%	18.80%	15.91%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	17.21%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
PGIM Investments LLC	Loomis, Sayles & Company, L.P.	Aziz Hamzaogullari, CFA	Chief Investment Officer - Growth Equity Strategies	July 2013
AST Investment Services, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST MFS GLOBAL EQUITY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.83%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.05%
= Total Annual Portfolio Operating Expenses	1.13%
-Fee Waiver and/or Expense Reimbursement	(0.01)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.12%
(1)The Manager has contractually agreed to waive 0.0067% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST MFS Global Equity	$114	$358	$621	$1,374
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 32% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities. The Portfolio may invest its assets in US and foreign securities, including emerging market securities.
The Portfolio normally invests its assets across different industries, sectors, countries and regions, but the Portfolio may at times invest a large percentage of its assets in issuers in a single industry, sector, country or region (but in no less than three countries). While the Portfolio may invest its assets in securities of companies of any size, it primarily invests in securities of companies with large capitalizations.

In selecting investments for the Portfolio, the subadviser, Massachusetts Financial Services Company, is not constrained by any particular investment style. The Portfolio invests its assets in the stocks of companies the subadviser believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Portfolio uses an active bottom-up investment approach to buying and selling its investments. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
18.12%	2nd Quarter 2020	-21.97%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	14.18%	12.23%	10.71%
Index
MSCI World Index (GD) (reflects no deduction for fees, expenses or taxes)	16.50%	12.82%	10.48%
MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (reflects no deduction for fees, expenses or taxes)	8.28%	7.97%	6.00%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Massachusetts Financial Services Company	Roger Morley	Investment Officer	October 2009
AST Investment Services, Inc.		Ryan McAllister	Investment Officer	September 2016
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST MFS GROWTH ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek total return.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.06%
= Total Annual Portfolio Operating Expenses*	0.98%
*Differences in the Total Annual Portfolio Operating Expenses shown in the table above and in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations during the most recently completed fiscal year.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST MFS Growth Allocation	$100	$312	$542	$1,201
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 96% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio is designed to provide diversification among asset classes, including domestic equity securities, international equity securities, real estate-related securities, and fixed income securities, consistent with a greater than moderate level of risk relative to other asset allocation strategies managed by the Portfolio’s sole subadviser, Massachusetts Financial Services Company (MFS). Under normal circumstances, approximately 80% of the Portfolio’s assets are allocated to equity market exposures (including domestic equity securities, international equity securities, and real estate-related investments) and approximately 20% of the Portfolio’s assets are allocated to fixed income market exposures. The Portfolio’s assets are allocated to asset classes and investment strategies by the quantitative group of MFS following a two stage asset allocation process. The first stage is a strategic asset allocation to determine the percentage of the Portfolio’s assets invested in the general asset classes of domestic equity securities, international equity securities, fixed income securities, and real estate-related securities based on the risk/return potential of the different asset classes and the risk profile of the Portfolio. The second stage involves the selection of MFS investment strategies within each of the general asset classes. Within the domestic and international equity security allocations, MFS seeks to diversify the investment strategies selected by geography, in terms of market capitalization (by including large, mid, and small capitalization domestic strategies), and by style (by including both growth and value strategies). Within the fixed income security allocation, MFS also seeks to provide geographic diversification and includes fixed income strategies with varying degrees of interest rate and credit exposure.
A team of investment professionals selects investments for the Portfolio. MFS allocates the Portfolio’s assets to investment professionals by investment strategy. MFS normally invests the Portfolio’s assets in US and foreign securities, including real estate-related investments and emerging market securities. Equity securities include common stocks, preferred stocks, convertible securities, equity interests in real estate investment trusts (REITS), and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer. Of the Portfolio’s investments in debt instruments, MFS normally invests the Portfolio’s assets in both investment grade quality debt instruments and below investment grade quality debt instruments. Debt instruments include corporate bonds, US Government securities, inflation-adjusted debt instruments, foreign government securities, securitized instruments, municipal instruments, floating rate loans, and other obligations to repay money borrowed, or other instruments believed to have debt-like characteristics. The Portfolio may also invest in derivatives including futures, forward contracts, options, swaps, and certain structured securities. MFS uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and instruments. Quantitative screening tools that systematically evaluate issuers and instruments may also be considered.
The Portfolio allocates approximately 10% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon, to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index, which consists of the S&P 500 Index (54%), the MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (21%), the FTSE EPRA/NAREIT Developed Real Estate Net Index (5%) and the Bloomberg Barclays US Aggregate Bond Index (20%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Note: The AST MFS Growth Allocation Portfolio, formerly the AST New Discovery Asset Allocation Portfolio, changed subadvisers and changed its investment strategies, effective April 29, 2019. The Portfolio’s annual returns prior to April 29, 2019, reflect the investment performance, investment operations, investment policies and investment strategies of the former subadvisers, and do not represent the actual or predicted performance of the Portfolio or its current subadviser.
In addition, prior to April 29, 2019, the Portfolio’s custom blended index consisted of the Russell 3000 Index (50%), the Bloomberg Barclays US Aggregate Bond Index (30%) and the MSCI EAFE Index (GD) (20%).

Best Quarter:		Worst Quarter:
17.76%	2nd Quarter 2020	-21.76%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Portfolio	9.87%	8.50%	7.93%	4/30/12
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	14.40%*	-
Blended Index (prior to April 29, 2019) (reflects no deduction for fees, expenses or taxes)	15.00%	10.87%	9.88%*	-
Blended Index (as of April 29, 2019) (reflects no deduction for fees, expenses or taxes)	13.14%	11.14%	10.43%*	-
*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Massachusetts Financial Services Company	Joseph Flaherty, Jr.	Chief Investment Risk Officer	April 2019
AST Investment Services, Inc.		Natalie Shapiro	Investment Officer	April 2019
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST MFS GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term growth of capital and future, rather than current, income.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.01%
= Total Annual Portfolio Operating Expenses	0.98%
-Fee Waiver and/or Expense Reimbursement	(0.02)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.96%
(1) The Manager has contractually agreed to waive 0.0185% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST MFS Growth	$98	$310	$540	$1,200
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 60% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts.
The Portfolio focuses on investing its assets in the stocks of companies the Portfolio’s subadviser, Massachusetts Financial Services Company, believes to have above average earnings growth potential compared to other companies (growth companies). While the Portfolio may invest its assets in securities of companies of any size, it primarily invests in securities of companies with large capitalizations. The Portfolio normally invest its assets across different industries and sectors, but the Portfolio may at times invest a large percentage of the Portfolio’s assets in issuers in a single industry or sector. The Portfolio may also invest up to 35% of its net assets in foreign securities.

The Portfolio uses an active bottom-up investment approach to buying and selling its investments. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
24.87%	2nd Quarter 2020	-15.73%	4th Quarter 2018

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	30.48%	19.59%	16.33%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	17.21%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Massachusetts Financial Services Company	Eric Fischman	Investment Officer	January 2011
AST Investment Services, Inc.		Paul Gordon	Investment Officer	July 2017
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST MFS LARGE-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.66%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.01%
= Total Annual Portfolio Operating Expenses	0.92%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST MFS Large-Cap Value	$94	$293	$509	$1,131
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 46% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by issuers with large market capitalizations.
Large market capitalization issuers are issuers with market capitalizations of at least $5 billion at the time of purchase. The Portfolio normally invests primarily in equity securities, and it may also invest in foreign securities. The Portfolio’s subadviser, Massachusetts Financial Services Company, normally invests in assets across different industries and sectors, but the Portfolio may at times invest a large percentage of the Portfolio’s assets in issuers in a single industry or sector. The Portfolio focuses on investing in the securities of companies the subadviser believes are undervalued compared to their perceived worth (value companies), and utilizes an active bottom-up investment approach to buying and selling investments. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
14.54%	2nd Quarter 2020	-23.76%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Portfolio	3.90%	9.96%	11.18%	8/20/12
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	14.82%*	-
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	11.14%*	-
*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Massachusetts Financial Services Company	Nevin Chitkara	Investment Officer	August 2012
AST Investment Services, Inc.		Katherine Cannan	Investment Officer	December 2019
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST MID-CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*
Management Fees	0.81%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.03%
= Total Annual Portfolio Operating Expenses	1.09%
*Differences in the Total Annual Portfolio Operating Expenses shown in the table above and in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations implemented during the most recently completed fiscal year and after the end of the most recent fiscal year.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Mid-Cap Growth	$111	$347	$601	$1,329
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 78% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by medium capitalization companies. The Portfolio normally pursues its objective by investing primarily in the common stocks of mid-capitalization companies identified via fundamental analyses and quantitative screenings. The Portfolio seeks to invest in stocks of companies with above average earnings growth potential compared to other companies and companies that will produce sustainable earnings growth over a multi-year horizon. For purposes of the Portfolio, mid-capitalization companies are generally those that have market capitalizations between $1 billion and 120% of the market capitalization of the largest company included in the Russell Midcap Growth Index (Index). The size of the companies in the Index changes with market conditions and the composition of the Index. As of February 28, 2021, the range of the market capitalizations of the issuers in the Index was between $684.7 million and $64.4 billion.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
Note: The AST Mid-Cap Growth Portfolio, formerly the AST Goldman Sachs Mid-Cap Growth Portfolio, changed subadvisers, changed its primary benchmark and changed certain of its investment strategies, effective April 29, 2019. The annual returns prior to April 29, 2019 for the Portfolio reflect the investment performance, investment operations, investment policies and investment strategies of the former subadviser, and do not represent the actual or predicted performance of the Portfolio or its current subadvisers.

Best Quarter:		Worst Quarter:
28.30%	2nd Quarter 2020	-18.74%	3rd Quarter 2011

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	34.84%	16.74%	13.34%
Index
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	35.59%	18.66%	15.04%
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)	13.66%	12.35%	11.51%
The Portfolio no longer compares its performance to the S&P MidCap 400 Index because the Manager believes that the Russell Midcap Growth Index provides a more appropriate basis for performance comparisons.
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2020
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2020
		Todd L. Kerin	Vice President, Portfolio Manager	April 2020
		Saleem Z. Banatwala	Director, Portfolio Manager	April 2020
	Massachusetts Financial Services Company	Eric B. Fischman, CFA	Investment Officer	April 2019
		Paul Gordon	Investment Officer	April 2019
	Victory Capital Management Inc.	D. Scott Tracy, CFA	Chief Investment Officer	April 2019
		Stephen J. Bishop	Portfolio Manager	April 2019
		Melissa Chadwick-Dunn	Portfolio Manager	April 2019
		Christopher W. Clark, CFA	Portfolio Manager	April 2019
		Paul Leung, CFA	Portfolio Manager	April 2019
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST MID-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.04%
= Total Annual Portfolio Operating Expenses	1.01%
-Fee Waiver and/or Expense Reimbursement	(0.01)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*(1)	1.00%
*Differences in the Total Annual Portfolio Operating Expenses shown in the table above and in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations implemented after the end of the most recent fiscal year.
(1)The Manager has contractually agreed to waive 0.0051% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.000% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Mid-Cap Value (formerly, AST Neuberger Berman / LSV Mid-Cap Value)	$102	$321	$557	$1,235
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 49% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by medium capitalization companies. For purposes of the Portfolio, mid-capitalization companies are generally those that have market capitalizations between $1 billion and 120% of the market capitalization of the largest company included in the Russell Midcap Value Index.

The assets of the Portfolio are independently managed by three subadvisers under a multi-manager structure. The subadvisers are Massachusetts Financial Services Company (MFS), Wellington Management Company LLP (Wellington Management), and Sycamore Capital, an investment franchise of Victory Capital Management Inc. (Victory Capital). MFS uses an active, bottom-up investment approach to identify stocks of companies that it believes are undervalued compared to their perceived worth. Wellington Management uses a contrarian investment approach of purchasing stocks the portfolio management team believes to be misunderstood by the marketplace, utilizing proprietary research resources within a disciplined, bottom-up investment process. Victory Capital uses a bottom-up investment process in conducting fundamental analysis to identify companies that have sustainable returns trading below Victory Capital’s assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher. The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Quantitative Model Risk. The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Value Style Risk. Value style investing attempts to identify companies that are believed to be undervalued. Value stocks typically have prices that are low relative to factors such as the company’s earnings, cash flow or dividends. Since the Portfolio may invest significantly in value stocks or use a value investment style, there is the risk that value stocks or the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or at all or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
25.71%	4th Quarter 2020	-38.47%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	-1.78%	5.97%	8.86%
Index
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	4.96%	9.73%	10.49%
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	17.10%	13.40%	12.41%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2020
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2020
		Todd L. Kerin	Vice President, Portfolio Manager	April 2020
		Saleem Z. Banatwala	Director, Portfolio Manager	April 2020
	Massachusetts Financial Services Company	Brooks Taylor	Investment Officer	February 2021
		Kevin Schmitz	Investment Officer	February 2021
	Victory Capital Management Inc.	Gary H. Miller	Chief Investment Officer of Sycamore Capital	February 2021

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
		Jeffrey M. Graff, CFA	Portfolio Manager	February 2021
		Gregory M. Conners	Portfolio Manager	February 2021
		James M. Albers, CFA	Portfolio Manager	February 2021
		Michael F. Rodarte, CFA	Portfolio Manager	February 2021
	Wellington Management Company LLP	Greg Garabedian	Senior Managing Director and Equity Portfolio Manager	March 2021
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST PRESERVATION ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
+ Distribution and/or Service Fees (12b-1 Fees)	None
+ Other Expenses	0.01%
+ Acquired Fund Fees & Expenses	0.76%
= Total Annual Portfolio Operating Expenses	0.92%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Preservation Asset Allocation	$94	$293	$509	$1,131
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 41% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. The other mutual funds in which in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other portfolios of the Trust and certain money market funds or short-term bond funds advised by PGIM Investments LLC, AST Investment Services, Inc. (collectively, the Manager) or one of their affiliates.
The asset allocation strategy is determined by the Manager and QMA LLC (QMA). As a general matter, QMA begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI Europe, Australasia and the Far East (EAFE) Index, and the Bloomberg Barclays US Aggregate Index. Generally, the neutral allocation will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the

Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.
Approximately 35% of the Portfolio’s assets are allocated to Underlying Portfolios that invest primarily in equity securities and approximately 65% of the Portfolio’s assets to Underlying Portfolios that invest primarily in debt securities and money market instruments.
The Portfolio allocates approximately 8% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 Index (28%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (7%), and Bloomberg Barclays US Aggregate Index (65%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
9.66%	2nd Quarter 2020	-9.41%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	9.08%	7.16%	6.19%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Blended Index (reflects no deduction for fees, expenses or taxes)	12.00%	7.99%	6.97%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2005
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2012
		Todd L. Kerin	Vice President, Strategic Investment Research Group	April 2020
	QMA LLC	Marcus Perl	Principal, Portfolio Manager	July 2008

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
		Edward L. Campbell, CFA	Managing Director, Portfolio Manager	July 2008
		Joel M. Kallman, CFA	Vice President, Portfolio Manager	March 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST PRUDENTIAL CORE BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return consistent with the long-term preservation of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.46%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.02%
= Total Annual Portfolio Operating Expenses	0.73%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Prudential Core Bond	$75	$233	$406	$906
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 102% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in intermediate and long-term debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality by the Portfolio’s subadviser, PGIM Fixed Income, and high quality money market instruments.
In managing the Portfolio’s assets, PGIM Fixed Income uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.

The Portfolio may also invest up to 20% of its net assets in high-yield/high-risk debt securities (commonly known as junk bonds). The Portfolio also may invest up to 20% of its total assets in debt securities issued outside the US by US or foreign issuers, whether or not such securities are denominated in the US dollar. The Portfolio may invest in derivatives. The Portfolio may use derivative instruments to hedge its investments or to seek to enhance returns.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
5.86%	2nd Quarter 2020	-3.33%	2nd Quarter 2013

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Portfolio	6.05%	4.92%	3.93%	10/17/11
Index
Bloomberg Barclays US Aggregate Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.45%*	-
*Since Inception returns for the Index are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income*	Michael J. Collins, CFA	Managing Director and Senior Portfolio Manager	October 2011
AST Investment Services, Inc.		Richard Piccirillo	Managing Director and Senior Portfolio Manager	February 2013
		Gregory Peters	Managing Director and Head of PGIM Fixed Income’s Multi-Sector and Strategy	April 2014
*PGIM Limited, an indirect wholly-owned subsidiary of PGIM, Inc., serves as a sub-subadviser to the Portfolio.

TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek total return.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.61%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.02%
= Total Annual Portfolio Operating Expenses	0.88%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Prudential Growth Allocation	$90	$281	$488	$1,084
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 154% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The asset allocation strategy for the Portfolio is determined by QMA LLC (QMA). QMA is also responsible for managing the quantitative equity segments of the Portfolio. Jennison Associates LLC (Jennison) is responsible for managing fundamental equity segments of the Portfolio. The PGIM Fixed Income unit of PGIM, Inc. is responsible for managing the fixed income segment of the Portfolio. The PGIM Real Estate unit of PGIM, Inc. is responsible for managing the Portfolio’s real estate-related investments.
In managing the Portfolio’s assets, the subadvisers use a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadvisers develop views on economic, policy and market trends. In its bottom-up research, the subadvisers develop an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadvisers may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
The Portfolio invests in a combination of global equity and equity-related securities, debt obligations and money market instruments in order to achieve diversification in a single Portfolio. In addition, the Portfolio may invest in real estate and real estate related securities. QMA adjusts the percentage of Portfolio assets in each category in accordance with its expectations regarding the different markets, as those expectations may change from time to time. The Strategic Investment Research Group of the Manager determines the allocation of Portfolio assets among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.
The Portfolio allocates approximately 15-25% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy also allows QMA to implement tactical asset allocation based on the subadviser's macro-economic views. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio's overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Quantitative Model Risk. The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 Index (55%), Bloomberg Barclays US Aggregate Index (30%) and MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (15%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Note: Prior to April 29, 2013 the Portfolio was known as the AST First Trust Capital Appreciation Target Portfolio. Effective April 29, 2013 the Portfolio replaced the existing subadviser with a new subadviser, changed its investment objective, policies, strategy, and expense structure. The performance figures furnished below prior to April 29, 2013 reflect the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST First Trust Capital Appreciation Target Portfolio and is not representative in any way whatsoever of the Portfolio's current subadviser, investment objective, policies, strategy, and expense structure.

Best Quarter:		Worst Quarter:
15.59%	2nd Quarter 2020	-20.31%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	5.86%	8.30%	7.20%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Blended Index (reflects no deduction for fees, expenses or taxes)	15.63%	11.24%	9.82%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	February 2021
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	February 2021
		Todd L. Kerin	Vice President, Portfolio Manager	February 2021
		Saleem Z. Banatwala, CFA	Director, Portfolio Manager	February 2021
	QMA LLC	Edward F. Keon Jr.	Managing Director, Chief Investment Strategist	April 2013
		Edward L. Campbell, CFA	Managing Director, Portfolio Manager	April 2013
		Peter Vaiciunas	Vice President, Portfolio Manager	February 2021
	Jennison Associates LLC			February 2021
	PGIM Fixed Income*			April 2013
	PGIM Real Estate			February 2021
*PGIM Limited, an indirect wholly-owned subsidiary of PGIM, Inc., serves as a sub-subadviser to the Portfolio.

TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST QMA US EQUITY ALPHA PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.83%
+ Distribution and/or Service Fees (12b-1 Fees)		0.25%
+ Other Expenses
Dividend Expense on Short Sales	0.08%
Broker Fees and Expenses on Short Sales	0.25%
Remainder of Other Expenses	0.04%
= Total Annual Portfolio Operating Expenses		1.45%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST QMA US Equity Alpha	$148	$459	$792	$1,735
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 126% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of US issuers. For purposes of this investment policy, US issuers are issuers whose primary listing is on a securities exchange or market inside the United States.
The Portfolio uses a long/short investment strategy in seeking to achieve its investment objective. This means the Portfolio shorts a portion of the Portfolio and uses the proceeds of the shorts, or other borrowings, to purchase additional stocks long. By employing this long/short strategy, the Portfolio will seek to produce returns that exceed those of its benchmark index, the Russell 1000® Index (i.e., the Portfolio seeks additional alpha, often quantified by a fund's excess return above a benchmark index). The Russell 1000® Index is composed of stocks representing more than 90% of the market cap of the US market and includes the largest 1000 securities in the Russell 3000® Index.

In general, for its long positions, the Portfolio may overweight issuers that it believes may outperform the Russell 1000® Index and may underweight those issuers it believes may underperform the Russell 1000® Index, while managing the Portfolio's active risk. The Portfolio will generally sell securities short that it believes may underperform the Russell 1000® Index or may not perform as well as comparable securities. The Portfolio may also sell securities short to manage the Portfolio's active risk.
In rising markets, the Portfolio’s subadviser, QMA LLC (QMA), expects that its long positions generally will appreciate more rapidly than the short positions, and in declining markets, that its short positions generally will decline faster than the long positions. Short sales allow the Portfolio to seek to earn returns on securities that the Portfolio believes may underperform, and also allows the Portfolio to maintain additional long positions. The Portfolio will target approximately 100% net market exposure, similar to a “long-only” strategy, to US equities.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Quantitative Model Risk. The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Value Style Risk. Value style investing attempts to identify companies that are believed to be undervalued. Value stocks typically have prices that are low relative to factors such as the company’s earnings, cash flow or dividends. Since the Portfolio may invest significantly in value stocks or use a value investment style, there is the risk that value stocks or the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or at all or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
21.75%	2nd Quarter 2020	-28.20%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	-5.19%	8.74%	11.58%
Index
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	20.96%	15.60%	14.01%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	QMA LLC	Stacie L. Mintz, CFA	Managing Director, Co-Head Quantitative Equity team, Portfolio Manager	April 2013
AST Investment Services, Inc.		Devang Gambhirwala	Principal, Portfolio Manager	May 2008
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST QUANTITATIVE MODELING PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to obtain a high potential return while attempting to mitigate downside risk during adverse market cycles.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
+ Distribution and/or Service Fees (12b-1 Fees)	None
+ Other Expenses	0.01%
+ Acquired Fund Fees & Expenses	0.82%
= Total Annual Portfolio Operating Expenses	1.08%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Quantitative Modeling	$110	$343	$595	$1,317
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 154% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio operates as a “fund of funds.” That means that the Portfolio invests substantially all of its assets in a combination of other mutual funds (collectively referred to as the Underlying Portfolios) in accordance with its own specialized asset allocation strategy. Currently, the only Underlying Portfolios in which the Portfolio invests are other investment portfolios of the Trust and certain money market funds or short-term bond funds advised by PGIM Investments LLC and AST Investment Services, Inc. (collectively, the Manager) or their affiliates.
The assets of the Portfolio are allocated to a capital growth investment strategy (referred to as the Capital Growth Segment) and a fixed income investment strategy (referred to as the Fixed Income Segment). Under normal circumstances, approximately 75% of the net assets attributable to the Capital Growth Segment are invested in Underlying Portfolios that invest primarily in equity securities while the remaining 25% of the Capital Growth Segment's net assets are invested in Underlying Portfolios that invest primarily in debt securities and money market instruments. All of the net assets attributable to the Fixed Income Segment are invested in the AST Investment Grade

Bond Portfolio of the Trust (the AST Bond Portfolio). In pursuing its investment objective, the AST Bond Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds.
Normally 100% of the Portfolio's net assets are allocated to the Capital Growth Segment. Portfolio assets are transferred between the Capital Growth Segment and the Fixed Income Segment based on the application of a quantitative model to the Portfolio's overall net asset value (NAV) per share. In general terms, the model seeks to transfer Portfolio assets from the Capital Growth Segment to the Fixed Income Segment when the Portfolio's NAV per share experiences certain declines and from the Fixed Income Segment to the Capital Growth Segment when the Portfolio's NAV per share experiences certain increases or remains flat over certain periods of time. The model, however, will not generate: (i) a transfer to the Fixed Income Segment from the Capital Growth Segment that would result in more than 90% of the Portfolio's net assets being allocated to the Fixed Income Segment, (ii) a large-scale transfer between the Portfolio’s segments that exceeds certain pre-determined daily percentage thresholds.
In an effort to reduce transaction costs, the Manager or the Portfolio’s subadviser, QMA LLC (QMA), may decline to implement a transfer between the Portfolio's segments that would otherwise be initiated by the quantitative model to the extent such transfer does not exceed certain pre-determined percentage thresholds. In addition, the quantitative model is proprietary and may be changed by the Manager or QMA over time. The Manager or QMA may determine that such a change is appropriate for a variety of reasons, including, without limitation, due to changing market, financial, or economic conditions or to make enhancements to the model based on actual experience.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.

High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Quantitative Model Risk. The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 Index (60%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (15%), and Bloomberg Barclays US Aggregate Index (25%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
12.47%	2nd Quarter 2020	-16.07%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Portfolio	11.58%	9.70%	8.04%	5/2/11
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.36%*	-
Blended Index (reflects no deduction for fees, expenses or taxes)	16.23%	11.77%	9.84%*	-
*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	May 2011
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	May 2011
		Todd L. Kerin	Vice President, Strategic Investment Research Group	April 2020
	QMA LLC	Marcus M. Perl	Principal, Portfolio Manager	May 2011
		Edward L. Campbell, CFA	Managing Director, Portfolio Manager	May 2011
		Edward F. Keon, Jr.	Portfolio Manager, Chief Investment Strategist	May 2011
		Rory Cummings, CFA	Portfolio Manager, Vice President	April 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST SMALL-CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.03%
= Total Annual Portfolio Operating Expenses	1.00%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Small-Cap Growth	$102	$318	$552	$1,225
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 97% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by small-capitalization companies. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the Portfolio’s subadvisers intend to focus the Portfolio's investments will change with market conditions.
The Portfolio seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage, as well as in emerging growth companies, which are companies that are expected to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal

Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Small Sized Company Risk. Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
36.98%	2nd Quarter 2020	-24.45%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	48.39%	19.69%	14.46%
Index
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	19.96%	13.26%	11.20%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	34.63%	16.36%	13.48%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2020
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2020
		Todd L. Kerin	Vice President, Portfolio Manager	April 2020
		Saleem Z. Banatwala	Director, Portfolio Manager	April 2020
	UBS Asset Management (Americas) Inc.	David Wabnik	Head of US Small Cap Growth Equities, Senior Portfolio Manager, and Executive Director	April 2016
		Samuel Kim, CFA	Co-Portfolio Manager and Executive Director	April 2016
	Emerald Mutual Fund Advisers Trust	Kenneth G. Mertz II, CFA	Chief Investment Officer and President	April 2012
		Stacey L. Sears	Senior Vice President	April 2012
		Joseph W. Garner	Director of Research	April 2012
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.77%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.04%
= Total Annual Portfolio Operating Expenses	1.06%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Small-Cap Growth Opportunities	$108	$337	$585	$1,294
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 96% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by small-capitalization companies, investing primarily in the common stocks. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index or the S&P SmallCap 600 Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index, the S&P SmallCap 600 Growth Index, and those on which the Portfolio’s subadvisers intend to focus the Portfolio's investments will change with market conditions.
Fundamental analyses and quantitative screenings are used to identify and invest in companies that the investment team believes will produce sustainable earnings growth over a multi-year horizon, as well as in companies with improving quality metrics, business momentum, and attractive relative valuations.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal

Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Small Sized Company Risk. Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
Note: The AST Small-Cap Growth Opportunities Portfolio, formerly the AST Federated Aggressive Growth Portfolio, changed subadvisers and changed its investment policies and strategies effective November 24, 2014. The annual returns prior to November 24, 2014 for the Portfolio reflect investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadvisers.

Best Quarter:		Worst Quarter:
31.99%	2nd Quarter 2020	-26.40%	3rd Quarter 2011

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	35.18%	17.73%	13.46%
Index
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	34.63%	16.36%	13.48%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	19.96%	13.26%	11.20%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2020
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2020
		Todd L. Kerin	Vice President, Portfolio Manager	April 2020
		Saleem Z. Banatwala	Director, Portfolio Manager	April 2020
	Victory Capital Management Inc.	D. Scott Tracy, CFA	Chief Investment Officer	November 2014
		Stephen J. Bishop	Portfolio Manager	November 2014
		Melissa Chadwick-Dunn	Portfolio Manager	November 2014
		Christopher W. Clark, CFA	Portfolio Manager	December 2014
		Paul Leung, CFA	Portfolio Manager	April 2019
	Wellington Management Company LLP	Mammen Chally, CFA	Senior Managing Director and Equity Portfolio Manager	November 2014
		David A. Siegle, CFA	Managing Director and Equity Research Analyst	May 2017
		Douglas W. McLane, CFA	Senior Managing Director and Equity Research Analyst	May 2017
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST SMALL-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.73%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.05%
+ Acquired Fund Fees & Expenses	0.07%
= Total Annual Portfolio Operating Expenses	1.10%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Small-Cap Value	$112	$350	$606	$1,340
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 99% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by small capitalization companies.
Small capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio will still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing at least 80% of its investable assets in small capitalization companies.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal

Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Small Sized Company Risk. Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
32.34%	4th Quarter 2020	-38.11%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	0.86%	7.19%	8.08%
Index
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	19.96%	13.26%	11.20%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	4.63%	9.65%	8.66%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2020
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2020
		Todd L. Kerin	Vice President, Portfolio Manager	April 2020
		Saleem Z. Banatwala	Director, Portfolio Manager	April 2020
	J.P. Morgan Investment Management, Inc.	Wonseok Choi	Managing Director	November 2019
		Lindsey Houghton	Executive Director	November 2019
		Akash Gupta, CFA	Executive Director	November 2019
		Jonathan L. Tse, CFA	Executive Director	November 2019
		Phillip D. Hart, CFA	Managing Director	March 2012
	LMCG Investments, LLC	R. Todd Vingers, CFA	Managing Director	December 2004
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.62%
+ Distribution and/or Service Fees (12b-1 fees)	0.25%
+ Other Expenses	0.02%
= Total Annual Portfolio Operating Expenses	0.89%
- Fee Waiver and/or Expense Reimbursement	(0.01)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.88%
(1) The Manager has contractually agreed to waive 0.0101% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST T. Rowe Price Asset Allocation	$90	$283	$492	$1,095
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 169% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio invests, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.
The Portfolio’s subadviser, T. Rowe Price Associates, Inc., concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies. Larger, more established companies are defined as companies with a market capitalization above $3 billion whereas smaller-sized companies are defined as having a maximum market capitalization of up to $3 billion, up to 50% of the equity portion may be invested in foreign (non-US dollar denominated) equity securities, and up to 10% of the equity portion may be allocated to a real assets segment. The real assets segment invests with the intention of providing exposure to companies that focus on real asset investments. The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or “junk” bonds (up to 30% of the fixed income portion); foreign (non-US dollar denominated) high quality debt securities and emerging market securities (up to 50% of the fixed income portion); and cash reserves (up to 40% of the fixed income portion). The Portfolio may also invest in Treasury Inflation Protected Securities (TIPS). Cash reserves may consist of US-dollar and non US-dollar currencies. The Portfolio’s maximum combined exposure to foreign equity and fixed income securities is 30% of the Portfolio’s net assets.
The Portfolio allocates approximately 15-25% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, mortgage TBAs (mortgage TBAs are “to be announced” mortgage derivatives), swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the

Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Real Asset Risk. Investments in real asset industries and commodities may subject the Portfolio to greater volatility than investments in traditional securities. The Portfolio’s investments in real asset industries and commodities may lose value as a result of adverse changes in, among other things, exploration and production spending, tax laws and government regulations, natural forces, global economic cycles, and international politics.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 Index (45%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (15%) and Bloomberg Barclays US Aggregate Index (40%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the custom blended index.

Best Quarter:		Worst Quarter:
15.33%	2nd Quarter 2020	-16.26%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	12.53%	9.83%	8.63%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Blended Index (reflects no deduction for fees, expenses or taxes)	14.39%	10.17%	8.86%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	T. Rowe Price Associates, Inc.	Charles M. Shriver, CFA	Vice President and Portfolio Manager	May 2010
AST Investment Services, Inc.		Toby M. Thompson, CFA, CAIA	Vice President and Portfolio Manager	April 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.71%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.04%
= Total Annual Portfolio Operating Expenses	1.00%
- Fee Waiver and/or Expense Reimbursement	(0.01)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.99%
(1) The Manager has contractually agreed to waive 0.0104% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Year	10 Years
AST T. Rowe Price Growth Opportunities	$101	$317	$551	$1,224
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 171% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio invests, under normal circumstances, approximately 85% of its total assets in equity securities and 15% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 75-90% of the Portfolio’s net assets and the fixed income portion between 10-25% of the Portfolio’s net assets. The Portfolio’s subadviser, T. Rowe Price Associates, Inc., concentrates on common stock investments in larger, more established companies, but the Portfolio may also invest in small and medium-sized companies. Larger, more established companies are defined as companies with a market capitalization above $3 billion whereas smaller-sized companies are defined as having a maximum market capitalization of $3 billion. Up to 40% of the equity portion may be invested in foreign (non-US dollar denominated) equity securities. The fixed income portion of the Portfolio is allocated among investment grade securities; high yield or “junk” bonds; foreign (non-US dollar denominated) high quality debt securities and emerging market securities; and cash reserves. Cash reserves may consist of investments denominated in US-dollar and non US dollar currencies and money market vehicles. The Portfolio may invest a portion of its assets in real estate investment trusts (REITs) and US Treasury inflation protected securities.
The Portfolio allocates approximately 15-25% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, mortgage TBAs (mortgage TBAs are “to be announced” mortgage derivatives) swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the subadviser believes will provide an opportunity for substantial appreciation. These situations might arise when the subadviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the participating insurance companies to manage the guarantees offered in connection with certain benefit programs under the participating insurance companies’ variable annuity contracts may result in systematic transfers of assets among the investment options under the contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, may result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. These formulas may also adversely affect the Portfolio’s returns by requiring the purchase or sale of securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.

Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 Index (60%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (25%) and Bloomberg Barclays US Aggregate Index (15%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
18.74%	2nd Quarter 2020	-21.15%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Portfolio	13.70%	10.71%	8.91%	02/10/14
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.65%*	-
Blended Index (reflects no deduction for fees, expenses or taxes)	16.11%	12.07%	10.06%*	-
*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC	T. Rowe Price Associates, Inc.; T. Rowe Price International, Ltd; T. Rowe Price Japan, Inc. and T. Rowe Price Hong Kong, Limited	Charles M. Shriver, CFA	Vice President and Portfolio Manager	February 2014
AST Investment Services, Inc.	.	Toby M. Thompson, CFA, CAIA	Vice President and Portfolio Manager	February 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.01%
= Total Annual Portfolio Operating Expenses	0.94%
- Fee Waiver and/or Expense Reimbursement	(0.05)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*(1)	0.89%
*Differences in the Total Annual Portfolio Operating Expenses shown in the table above and in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations implemented after the end of the most recent fiscal year.
(1) The Manager has contractually agreed to waive 0.0373% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2022. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST T. Rowe Price Large-Cap Growth	$91	$295	$515	$1,150
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 42% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies.
A large company is defined as one whose market capitalization is larger than the median market cap of companies in the Russell 1000® Growth Index. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Portfolio’s subadviser,

T. Rowe Price Associates, Inc., generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The fund may at times invest significantly in certain sectors, such as the information technology sector.
In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
29.24%	2nd Quarter 2020	-14.74%	3rd Quarter 2011

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	39.80%	21.40%	17.95%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	17.21%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
PGIM Investments LLC	T. Rowe Price Associates, Inc.	Taymour R. Tamaddon	Portfolio Manager	January 2017
AST Investment Services, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek maximum growth of capital by investing primarily in the value stocks of larger companies.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.56%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.01%
= Total Annual Portfolio Operating Expenses	0.82%
- Fee Waiver and/or Expense Reimbursement	(0.01)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*(1)	0.81%
*Differences in the Total Annual Portfolio Operating Expenses shown in the table above and in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations implemented during the most recent fiscal year.
(1) The Manager has contractually agreed to waive 0.0128% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST T. Rowe Price Large-Cap Value	$83	$261	$454	$1,013
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 78% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio invests at least 80% of its net assets (including any borrowings for investment purposes) in securities issued by large-cap companies.
The Portfolio defines a large-cap company as having a market capitalization that, at the time of purchase, is either (i) larger than the current median market capitalization of companies in the Russell 1000 Value Index or (ii) larger than the three year average median market capitalization of companies in the index as of December 31 of the three preceding years. The Russell 1000 Value Index is a widely used benchmark of the largest US value stocks. As of February 28, 2021, the median market capitalization for the Russell 1000 Value Index was approximately $11.7 billion. The Portfolio may also purchase stocks of smaller companies.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
Note: The AST T. Rowe Price Large-Cap Value Portfolio, formerly the AST Value Equity Portfolio, changed subadvisers and changed its investment strategies effective October 17, 2016. The performance history furnished below prior to October 17, 2016 reflect the investment performance, investment operations, and investment strategies of the former subadvisers, and does not represent the actual or predicted performance of the Portfolio or its current subadviser.

Best Quarter:		Worst Quarter:
20.83%	4th Quarter 2020	-29.44%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	2.09%	7.51%	7.61%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	10.50%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	T. Rowe Price Associates, Inc.	Mark S. Finn, CFA, CPA	Portfolio Manager	October 2016
AST Investment Services, Inc.		John D. Linehan, CFA	Portfolio Manager	October 2016
		Heather K. McPherson	Portfolio Manager	October 2016
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.73%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.09%
= Total Annual Portfolio Operating Expenses	1.07%
- Fee Waiver and/or Expense Reimbursement	(0.02)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.05%
(1)The Manager has contractually agreed to waive 0.0152% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST T. Rowe Price Natural Resources	$107	$338	$588	$1,304
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 102% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the securities of natural resource companies.
The Portfolio’s subadviser, T. Rowe Price Associates, Inc., invests primarily in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. The Portfolio also may invest in other growth companies that we believe have strong potential for earnings growth but do not own or develop natural resources. The relative percentages invested in natural resource and non-resource companies can vary depending on economic and monetary conditions and the Portfolio’s subadviser's outlook for inflation. Natural resource companies in which the Portfolio invests typically own, develop, refine, service or transport resources, including energy, metals, forest products, industrials, utilities, chemicals, real estate, and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.
In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management. The Portfolio may also invest in other investment companies and illiquid investments.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
21.95%	2nd Quarter 2020	-35.66%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	-2.22%	5.54%	-0.15%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Lipper Global Natural Resources Funds Index (reflects no deduction for fees, expenses or taxes)	-1.30%	3.92%	-2.49%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
PGIM Investments LLC	T. Rowe Price Associates, Inc.	Shawn T. Driscoll	Vice President and Portfolio Manager	September 2013
AST Investment Services, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to outperform a mix of 50% Russell 3000 Index, 20% MSCI Europe, Australasia and the Far East (EAFE) Index, and 30% ICE BofAML Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.81%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.02%
+ Acquired Fund Fees and Expenses	0.02%
= Total Annual Portfolio Operating Expenses	1.10%
-Fee Waiver and/or Expense Reimbursement	(0.05)%
= Total Annual Portfolio Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.05%
(1) The Manager has contractually agreed to waive 0.055% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Wellington Management Hedged Equity	$107	$345	$601	$1,336
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 89% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  Under normal circumstances, the Portfolio seeks to achieve its investment objective by investing in a broadly diversified portfolio of common stocks while also pursuing an equity index option overlay. The equity index option overlay involves the purchase of put options on the S&P 500 Index and the sale of call and put options on the S&P 500 Index. By combining these two strategies in a single fund, the Portfolio seeks to provide investors with an investment that will generate attractive total returns over a full market cycle with significant downside equity market protection.

The Portfolio utilizes a select spectrum of the Portfolio’s subadviser’s equity investment strategies. Under normal circumstances, the Portfolio currently expects to be fully invested and will invest at least 80% of its net assets in the common stocks of small, medium and large companies. The Portfolio may also invest up to 30% of its assets in the equity securities of foreign issuers and non-dollar denominated securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. In addition, the Portfolio may implement short positions and may do so by using swaps or futures, or through short sales of any instrument that the Portfolio may purchase for investment.
The Portfolio allocates approximately 10% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Correlation Risk. The effectiveness of the Portfolio’s equity index option overlay strategy may be reduced if the Portfolio’s equity portfolio holdings do not sufficiently correlate to that of the index underlying its option positions.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Options Risk. The value of the Portfolio’s index options will fluctuate with the value of the underlying index. Selling index call options will tend to reduce the risk of owning stocks, but will also limit potential gains. The Portfolio’s option overlay strategy may not reduce the Portfolio’s volatility to the extent desired if, among other things, unusual market conditions or the lack of a ready market for an option reduce the effectiveness of the strategy. The Portfolio may reduce its holdings of put options, which will result in an increased exposure to a market decline, and risks losing all or part of the cash paid for purchasing index put options.
Option Cash Flow Risk. The Portfolio intends to use the net index option premiums it receives from selling index call and index put options to lessen the costs of purchasing index put options. The premiums to be received by the Portfolio may, however, vary widely and may not be sufficient to cover the Portfolio’s costs of purchasing index put options.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Small and Medium Company Risk. Shares of common stock of small and medium-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the Portfolio's ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as these companies generally experience higher growth and failure rates, and typically have less access to capital, more limited product lines, and more inexperienced management. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 Index (50%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (20%) and ICE BofAML Three-Month US Treasury Bill Index (30%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Note: The AST Wellington Management Hedged Equity Portfolio, formerly the AST Aggressive Growth Asset Allocation Portfolio, changed subadvisers and changed its investment objective, policies, and strategies effective May 1, 2011. The performance figures below prior to May 1, 2011 reflect the investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and do not represent the actual or predicted performance of the Portfolio or its current subadviser.

Best Quarter:		Worst Quarter:
10.01%	1st Quarter 2012	-14.18%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	6.66%	8.13%	7.18%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Blended Index (reflects no deduction for fees, expenses or taxes)	12.82%	9.83%	8.41%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Wellington Management Company LLP	Roberto J. Isch, CFA	Managing Director, Portfolio Manager and Research Manager	December 2018
AST Investment Services, Inc.		Gregg R. Thomas, CFA	Senior Managing Director and Director, Investment Strategy	April 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Western Asset Core Plus Bond Portfolio.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.51%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.01%
= Total Annual Portfolio Operating Expenses	0.77%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Western Asset Core Plus Bond	$79	$246	$428	$954
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 234% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in debt and fixed income securities, including mortgage- and other asset-backed securities, such as collateralized mortgage obligations (CMOs), collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and, other collateralized debt obligations (CDOs). The Portfolio may invest up to 20% of its net assets in debt securities that are rated, at the time of purchase, below investment grade (sometimes referred to as “junk bonds”), but at least B-/B3, or if unrated, are determined by the Portfolio’s subadviser, Western Asset Management Company, LLC, to be of comparable quality.
The target dollar weighted average effective duration of the Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole. The Portfolio's dollar weighted average effective duration may fall outside of its expected dollar weighted average effective duration range due to market movements. If this happens, the Portfolio's subadviser will take action to bring the Portfolio's dollar weighted average effective duration back within its expected dollar weighted average effective duration range within a reasonable period of time. Duration refers to the range within which the dollar weighted average effective duration of the Portfolio is expected to fluctuate.

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).
The Portfolio may invest in derivatives.  The Portfolio may use derivative instruments to hedge its investments or to seek to enhance returns.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
8.16%	2nd Quarter 2020	-5.05%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	8.11%	5.81%	4.95%
Index
Bloomberg Barclays US Aggregate Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Western Asset Management Company, LLC/ Western Asset Management Company Limited	S. Kenneth Leech	Chief Investment Officer	March 2014
AST Investment Services, Inc.		Mark S. Lindbloom	Portfolio Manager	November 2007
		Julien A. Scholnick	Portfolio Manager	April 2016
		John Bellows	Portfolio Manager	April 2018
		Frederick Marki	Portfolio Manager	April 2018

TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.16%
= Total Annual Portfolio Operating Expenses	1.09%
- Fee Waiver and/or Expense Reimbursement	None
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.09%
*Differences in the Total Annual Portfolio Operating Expenses shown in the table above and in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations implemented after the end of the most recent fiscal year.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Western Asset Emerging Markets Debt	$111	$347	$601	$1,329
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 76% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities issued by governments, government related entities and corporations located in emerging markets, and related instruments.
The Portfolio is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers. The Portfolio: (i) will normally invest in issuers located in no less than three emerging market countries; (ii) may invest without limit in high yield debt securities and related investments (sometimes referred to as “junk bonds”); and (iii) may invest up to 50% of its assets in non-US dollar denominated fixed income securities. The Portfolio also may invest in derivative instruments.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Non-Diversification Risk. The Portfolio is a non-diversified portfolio, and therefore, it can invest in fewer individual companies than a diversified portfolio. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Portfolio may be subject to a greater risk of loss than a fund that has a diversified portfolio.

Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
12.55%	2nd Quarter 2020	-11.95%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Portfolio	7.45%	6.84%	3.31%	8/20/12
Index
J.P. Morgan Emerging Markets Bond Index (EMBI) Global (reflects no deduction for fees, expenses or taxes)	5.88%	6.84%	4.62%*	-
*Since Inception returns for the Index are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Western Asset Management Company, LLC/ Western Asset Management Company Limited	S. Kenneth Leech	Chief Investment Officer	March 2014
AST Investment Services, Inc.		Gordon S. Brown	Portfolio Manager	March 2014
		Chia-Liang Lian	Head of Emerging Market Debt	April 2015
		Kevin Ritter	Portfolio Manager	April 2015

TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

ABOUT THE TRUST
About the TRUST and its Portfolios
This Prospectus provides information about the Trust and its separate Portfolios. The Portfolios of the Trust which are discussed in this Prospectus are identified on the front cover and in the table of contents. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 (the 1940 Act), unless herein noted otherwise.
PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Portfolios covered by this Prospectus other than the following Portfolios, for which PGIM Investments serves as the sole investment manager:
■
AST Bond Portfolio 2026
■
AST Bond Portfolio 2027
■
AST Bond Portfolio 2028
■
AST Bond Portfolio 2029
■
AST Bond Portfolio 2030
■
AST Bond Portfolio 2031
■
AST Bond Portfolio 2032
Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom.
When used in this Prospectus, the term “Manager” refers to (a) PGIM Investments with respect to the AST Bond Portfolio 2026, the AST Bond Portfolio 2027, the AST Bond Portfolio 2028, the AST Bond Portfolio 2029, the AST Bond Portfolio 2030; the AST Bond Portfolio 2031; the AST Bond Portfolio 2032; and (b) PGIM Investments and ASTIS, collectively, with respect to all other Portfolios covered by this Prospectus.
The Manager has retained one or more subadvisers (each, a Subadviser), to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Manager, each Subadviser and the multi-manager structure is included in “How the Trust is Managed” later in this Prospectus.
The Trust offers one class of shares in each Portfolio. As of the date of this Prospectus, shares of the Portfolios of the Trust are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), Kemper Investors Life Insurance Company, Allstate Life Insurance Company and Allstate Life Insurance Company of New York (collectively, the Participating Insurance Companies) as investment options under variable life insurance and variable annuity contracts. Shares of each of the Portfolios may also be sold directly to certain qualified retirement plans.
Additional information about each Portfolio is set forth in the following sections and is also provided in the Statement of Additional Information (SAI).

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Introduction
In addition to each Portfolio's summary section, each Portfolio's investment objective and policies are described in more detail on the following pages. Certain investment instruments that appear in bold lettering below are described in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.
Although the Portfolios make every effort to achieve their investment objectives, there can be no guarantee of success, and it is possible that you could lose money by investing in the Portfolios. Each Portfolio's investment objective is a non-fundamental investment policy and, therefore, may be changed by the Trust’s Board of Trustees (the Board) without shareholder approval. A Portfolio will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law.
An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Portfolios have investment strategies and policies that include percentage estimates and limitations. Those percentages are generally applied at the time the Portfolio makes an investment. As a result, a Portfolio generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made, but subsequently do not meet the investment policy or limitation. A Portfolio may have a policy to invest at least 80% of its assets in a particular category of investments suggested by the name of the Portfolio. For any Portfolio that is subject to Rule 35d-1 under the 1940 Act, this 80% policy relates to the Portfolio’s net assets plus borrowings, if any, for investment purposes. The 80% requirement is applied at the time the Portfolio makes an investment. These 80% policies are non-fundamental and may be changed by the Board without shareholder approval. A Portfolio, however, will provide 60 days’ prior written notice to shareholders of any change in an 80% policy based on the Portfolio’s name if required by applicable rules.
A change in the securities held by a Portfolio is known as “portfolio turnover.” A Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If a Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, thereby increasing its taxable distributions. The Financial Highlights tables at the end of this Prospectus show each Portfolio’s portfolio turnover rate during the past fiscal years.
Temporary Defensive Instruments. In response to adverse or unstable market, economic, political or other conditions or to satisfy redemptions, each Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds. Investing heavily in money market securities may limit a Portfolio’s ability to pursue or achieve its investment objective and could reduce the benefit to the Portfolio from any upswing in the market, but can help to preserve the value of the Portfolio's assets when markets are unstable. In addition, to the extent not otherwise permitted, each Portfolio may invest up to 10% of its assets in exchange-traded funds (ETFs) during stressed and/or volatile market conditions.
AST Academic Strategies Asset Allocation Portfolio
Investment Objective: to seek long-term capital appreciation.
Principal Investment Policies:
The Portfolio is a multi-asset class fund that pursues both top-down asset allocation strategies and bottom-up selection of securities, investment managers, and mutual funds. Under normal circumstances, approximately 60% of the Portfolio's assets are allocated to traditional asset classes and investment strategies and approximately 40% of the Portfolio's assets are allocated to non-traditional asset classes and investment strategies. Those percentages are subject to change by the Manager and QMA LLC (QMA).

The overall asset allocation strategy for the Portfolio is determined by QMA and the Manager. The assets of the Portfolio may, but are not required to, be allocated among various traditional and non-traditional asset classes and the related investment categories and strategies as shown below.
Traditional Asset Classes
US Large-Cap Equity	■ ■Growth ■Value ■Core
US Mid-Cap Equity	■ ■Growth ■Value
US Small-Cap Equity	■ ■Growth ■Value
International Equity	■ ■Developed Markets Growth ■Developed Markets Value ■Emerging Markets
Fixed Income	■ ■US Investment Grade ■US High-Yield ■International (Hedged) ■Emerging Markets

Non-Traditional Asset Classes
Real Estate	■ ■US Real Estate ■International Real Estate
Real Return*	■ ■Commodities Related ■Inflation-Indexed Securities ■Global Infrastructure
Alternative	■ ■Long/Short Market-Neutral ■Global Macro ■Hedge Fund Replication ■Style Premia ■Currency ■OverlayLong/Short Equity ■Distressed Debt ■Private Equity
* Real return means the annual percentage return on an investment, which is adjusted for changes in prices due to inflation or other external effects. Real return strategies generally seek to provide a return over the rate of inflation.
QMA and the Manager determine the strategic allocation of the Portfolio based upon their own: (i) forward-looking assessment of global macroeconomic, market, financial, currency, security valuation, and other factors and (ii) quantitative and qualitative evaluation of the risks associated with investments in the relevant investment categories and strategies. The Manager will then: (i) identify other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as “hedge funds”) (collectively referred to as Underlying Portfolios) that may be used as fulfillment options for the specific investment categories or strategies and (ii) establish specific weighted combinations of Underlying Portfolios that are consistent with the Portfolio's then-current asset allocation. The Manager also seeks to identify and retain Subadvisers to directly manage all or a portion of the assets that are allocated to a particular investment category or strategy. Under normal circumstances, the Portfolio will invest greater than 50% of its assets in underlying portfolios and the remainder of the Portfolio's assets will be directly managed by subadvisers to the Portfolio. Those percentages are subject to change by the Manager and QMA.

As set forth above, the Portfolio invests a substantial portion of its assets in Underlying Portfolios, particularly other portfolios of the Trust. The Subadvisers will directly manage the remaining portion of the Portfolio's assets. Under the 1940 Act, the Subadvisers may invest Portfolio assets in “securities” (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not “securities” within the meaning of the 1940 Act (collectively, Other Investments).
Investments in Traditional Asset Classes. With the exception of the International Fixed Income (Hedged) and Emerging Markets investment categories within the fixed income asset class, exposure to all of the remaining traditional investment categories is generally obtained through investments in Underlying Portfolios that are portfolios of the Trust. Pacific Investment Management Company LLC (PIMCO) serves as the Subadviser to the International Fixed Income (Hedged) and Western Asset Management Company, LLC/Western Asset Management Company Limited serve as Subadvisers to the Emerging Markets and Macro Opportunities investment categories.
UNDERLYING PORTFOLIOS. The principal investments of the Underlying Portfolios that are currently used in connection with the traditional asset classes are described below. Consistent with the investment objectives and policies of the Portfolio, other Underlying Portfolios from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio.
Underlying Fund Portfolio	Principal Investments	Traditional Investment Category
AST Loomis Sayles Large-Cap Growth	Invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks	Domestic Large-Cap Equity Growth
AST T. Rowe Price Large-Cap Growth	Invests predominantly in the equity securities of a limited number of large, high-quality US companies	Domestic Large-Cap Equity Growth
AST T. Rowe Price Large-Cap Value	Invests primarily in securities issued by large-cap companies	Domestic Large-Cap Value
AST QMA US Equity Alpha
The Portfolio uses a long/short investment strategy. This means the
Portfolio shorts a portion of the Portfolio and uses the proceeds of the shorts, or other borrowings, to purchase additional stocks long.
Primarily invests at least 80% of its net assets plus borrowings, if any, for investment purposes in equity and equity-related
securities of US issuers.
Domestic Large-Cap Equity Core
AST Hotchkis & Wiley Large-Cap Value	Invests primarily in common stocks and securities convertible into common stocks of large cap companies	Domestic Large-Cap Equity Value
AST Mid-Cap Growth	Invests primarily in common stocks of medium capitalization companies	Domestic Mid-Cap Equity Growth
AST Mid-Cap Value	Invests primarily in mid capitalization stocks that appear to be undervalued	Domestic Mid-Cap Equity Value
AST Small-Cap Growth Opportunities	Invests primarily in the stocks of small companies that are traded on national exchanges, NASDAQ stock exchange and the over-the-counter market	Domestic Small-Cap Equity Growth
AST Small-Cap Value	Invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued	Domestic Small-Cap Equity Value
AST International Growth	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Growth
AST International Value	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Value

AST Emerging Markets Equity	Invests primarily in equity securities of issuers located in emerging market countries or included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices.	International Equity: Emerging Markets
AST BlackRock/Loomis Sayles Bond	Invests primarily in fixed income securities of varying maturities	Domestic Investment Grade Fixed Income
AST Western Asset Core Plus Bond	Invests primarily in a portfolio of fixed income and debt securities of various maturities	Domestic Investment Grade Fixed Income

Underlying Fund Portfolio	Principal Investments	Traditional Investment Category
AST BlackRock Low Duration Bond	Invests primarily in fixed income securities of varying maturities, so that the Portfolio's expected average duration will be from one to three years.	Domestic Investment Grade Fixed Income
AST High Yield	Invests primarily in fixed income investments that, at the time of purchase, are rated below investment grade	High-Yield Debt
PGIM Core Ultra Short Bond Fund
Invests primarily in short-term debt obligations issued by the US
Government, its agencies and instrumentalities, commercial paper, asset-backed securities, funding agreements, variable rate
demand notes, bills, notes and other obligations issued by banks, corporations and other companies, and obligations issued by
foreign banks, companies or governments
Ultra Short Bond
INTERNATIONAL FIXED INCOME (HEDGED) (PIMCO). Under normal circumstances, PIMCO invests at least 80% of the net assets attributable to this sleeve in fixed income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The sleeve normally limits its foreign currency exposure (from non-US dollar-denominated securities or currencies) to 20% of its total assets. The average portfolio duration of this sleeve normally varies within three years (plus or minus), as calculated by PIMCO, of the duration of the Bloomberg Barclays Global Aggregate ex USD Index Hedged in USD, which as of February 28, 2021 was 8.09 years. The sleeve invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (junk bonds) rated B or higher by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Portfolio may invest in mortgage-related securities rated below B). The sleeve may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. PIMCO may invest up to 10% of the total assets attributable to this sleeve in preferred stocks. This sleeve of the Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Portfolio’s Prospectus or Statement of Additional Information.
EMERGING MARKETS FIXED INCOME (WESTERN ASSET MANAGEMENT COMPANY, LLC / WESTERN ASSET MANAGEMENT COMPANY LTD). Western Asset Management Company, LLC and Western Asset Management Company Limited (Western Asset) invests, under normal circumstances, at least 80% of the assets attributable to this investment category in fixed income securities issued by governments, government-related entities and corporations located in emerging markets and related investments. Western Asset may invest without limit in high yield debt securities and related investments rated below investment grade (that is, securities rated below Baa/BBB), or, if unrated, determined to be of comparable credit quality by Western Asset. Below investment grade securities are commonly referred to as “junk bonds.” Western Asset also may invest up to 50% of the assets attributable to this investment category in non-US dollar denominated fixed income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions. Western Asset’s portfolio managers normally will invest in at least three emerging market countries.
Instead of investing directly in particular securities, Western Asset may use instruments such as derivatives and synthetic instruments that are intended to provide economic exposure to the securities or the issuer, including but not limited to options, futures, forward agreements, swaps, and credit-linked securities. Western Asset may use one or more types of these instruments without limit and may also engage in a variety of transactions using derivatives in order to change the investment characteristics of portfolio securities (such as shortening or lengthening duration) and for other purposes.
MACRO OPPORTUNITIES (WESTERN ASSET MANAGEMENT COMPANY, LLC/WESTERN ASSET MANAGEMENT COMPANY LTD). Western Asset implements an opportunistic investing strategy by focusing on long-term value investing and active management of duration, yield curve, and volatility. In this investment category, Western Asset seeks to identify and capitalize on attractive relative-value opportunities principally in fixed income markets around the globe by investing in a variety of securities and other instruments. Although the Western Asset portfolio managers do not invest in individual equities, they may also invest in equity-related strategies, such as equity index futures and swaps, to the extent consistent with the Portfolio’s overall investment objective and strategy.
Western Asset may enter into various derivative transactions for both hedging and non-hedging purposes, including seeking to enhance returns. These derivative transactions include, but are not limited to, futures, options, swaps and foreign currency futures, forwards and options.
Western Asset may engage (although it may choose not to) in currency exchange transactions to protect against uncertainty in the level of future exchange rates or to enhance returns. Western Asset may also engage in short sales or may otherwise hold short positions.
Although Western Asset may invest in securities of any maturity, it will normally maintain a dollar-weighted average effective duration (including futures positions), as estimated by Western Asset, within the range of -5 to 10 years. Western Asset may invest in debt and fixed income securities of any credit quality, including securities that are in default.
Investments in Non-Traditional Asset Classes. With the exception of the US Real Estate and International Real Estate investment categories within the Real Estate asset class, exposure to the remaining non-traditional investment categories is obtained primarily through the allocation of Portfolio assets to certain Subadvisers. Consistent with the investment objectives and policies of the Portfolio, Underlying Portfolios from time to time may be added to, or removed from, the Portfolio's list of available investment options.
REAL ESTATE. Exposure to the US real estate and international real estate investment categories is obtained through investments in the AST Cohen & Steers Realty Portfolio and the AST Cohen & Steers Global Realty Portfolio, respectively. The principal investments of these Underlying Portfolios are described below.
Underlying Portfolio	Principal Investments	Traditional Investment Category
AST Cohen & Steers Realty	Invests primarily in equity securities of real estate companies	Domestic Real Estate
AST Cohen & Steers Global Realty	Invests primarily in equity securities of real estate companies on a global basis	Global Real Estate
The Manager has retained the Subadvisers listed below to directly manage the assets allocated to the indicated nontraditional investment categories and strategies.
Subadvisers	Investment Categories and Strategies
CoreCommodity Management, LLC (CoreCommodity)	Commodities Related
Pacific Investment Management Company LLC (PIMCO)	Inflation-Indexed Securities
International Fixed Income (Hedged)
Western Asset Management Company, LLC/ Western Asset Management Company Limited	Emerging Markets Fixed Income
Jennison Associates LLC (Jennison)	Global Infrastructure
QMA	Long/Short Market Neutral
Overlay
First Quadrant, L.P.	Currency
AlphaSimplex Group LLC	Hedge Fund Replication
AQR Capital Management, LLC	Style Premia
Morgan Stanley Investment Management Inc. (MSIM)	Global Macro
COMMODITIES RELATED (CoreCommodity). The CoreCommodity strategy (the Founders Blend Strategy) seeks to generate returns over time in excess of traditional commodity benchmark indexes. Techniques that may be utilized by the Founders Blend Strategy include the selection of commodity futures contracts with expiration dates different from the expiration dates of the comparable futures contracts that comprise the benchmark indexes, and the over-weighting or under-weighting of certain commodity futures contracts relative to their weights in the benchmark indexes.
INFLATION-INDEXED SECURITIES (PIMCO). Under normal circumstances, PIMCO invests at least 80% of the net assets attributable to this investment category in inflation-indexed bonds of varying maturities issued by the US government and non-US governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of fixed income instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The effective duration of the assets attributable to this investment category normally varies within three years (plus or minus) of the duration of the Bloomberg Barclays Capital US TIPS Index, as calculated by PIMCO.
PIMCO invests the assets attributable to this investment category primarily in investment grade securities, but may invest up to 10% of the total assets attributable to this investment category in high yield securities (junk bonds) rated B or higher by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Portfolio may invest in mortgage-related securities rated below B). PIMCO also may invest up to 80% of the total assets attributable to this investment category in securities denominated in foreign currencies, and may invest beyond this limit in US dollar denominated securities of foreign issuers. PIMCO may invest up to 10% of the total assets attributable to this investment category in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means this investment category may invest, together with any other investments denominated in foreign currencies, up to 80% of its total assets in such instruments). PIMCO normally limits the foreign currency exposure (from non-US dollar-denominated securities or currencies) for this investment category to 20% of its total assets. PIMCO may concentrate the assets attributable to this investment category in a relatively small number of issuers.
PIMCO may invest all of the assets attributable to this investment category in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. PIMCO may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. PIMCO may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). Also, PIMCO may invest up to 10% of the total assets attributable to this investment category in preferred stocks.
GLOBAL INFRASTRUCTURE (JENNISON). The Jennison Global Infrastructure strategy is a multi-cap, core strategy with an absolute return focus. This strategy focuses on investments in infrastructure companies and infrastructure-related companies located throughout the world. Infrastructure companies are involved in providing the foundation of basic services, facilities and institutions upon which the growth and development of a community depends. Infrastructure-related companies include wireless telecom firms that may or may not own the tower and companies involved in transport (shipping and trucking), construction, equipment manufacturing, and materials and aggregates.
LONG/SHORT MARKET NEUTRAL (QMA). QMA's Long/Short Market Neutral strategy uses an objective, quantitative approach designed to exploit persistent mispricings among stocks and other related securities. The objective of this investment strategy is to provide consistent performance that is uncorrelated with the performance of the stock market. The portfolio holdings for this investment strategy consist primarily of a broad universe of stocks. In general, this investment strategy has long positions in companies that QMA deems relatively attractive and short positions in companies that QMA deems relatively unattractive, while also managing the overall risk of the assets attributable to this investment strategy.
HEDGE FUND REPLICATION (ALPHASIMPLEX). AlphaSimplex seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. Under normal market conditions, AlphaSimplex typically makes extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed income securities, securities indices (including both broad- and narrow-based securities indices), currencies, commodities and other instruments. These investments are intended to provide risk and return characteristics similar to those of a diversified portfolio of hedge funds, which includes a wide range of investment strategies and investment managers (such as long/short equity, managed futures, convertible arbitrage, or global macro).
In selecting investments, AlphaSimplex uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds. In estimating these market exposures, AlphaSimplex analyzes the returns of hedge funds included in one or more commercially available databases (for example, the Lipper TASS hedge fund database), and seeks to use a variety of derivative instruments to capture such exposures in the aggregate while adding value through dynamic allocation among market exposures and volatility management. Whereas AlphaSimplex does not invest directly in hedge funds, it may invest in non-US securities and instruments and securities and instruments traded outside the United States and expects to engage in non-US currency transactions.
AlphaSimplex may engage in active and frequent trading of securities and other instruments. Frequent trading may produce high transaction costs, which may lower the strategy's return.
CURRENCY (FIRST QUADRANT): The investment objective for the currency sleeve is to seek to maximize return for a prescribed level of risk by making diversified investments in developed market currencies to take advantage of market anomalies. The goal of the mandate is to add value by opportunistically overweighting and underweighting developed market currencies. The risk/return goals are to add approximately 3% annual value added (over cash return).
First Quadrant, the sleeve's subadviser, uses an active currency strategy designed to deliver uncorrelated returns (or alpha) at a prescribed level of risk. First Quadrant's investment process is systematic, fundamentally-based, and seeks to exploit the drivers of relative value of currency markets while taking advantage of influences of both short-term and long-term capital flows, trade flows, and supply/demand pressures.
STYLE PREMIA (AQR): The style premia strategy aims to provide exposure to four separate investment styles (“Styles”): value, momentum, carry and defensive, using both “long” and “short” positions within the following asset groups (“Asset Groups”): equities, bonds and currencies. The style premia strategy will achieve its exposure to any of the Asset Groups by using derivatives or holding those assets directly. The style premia strategy will also use derivatives for hedging purposes. The style premia strategy implements the Styles by investing globally in a broad range of instruments, including, but not limited to, equities (primarily those issued by large- and mid-cap companies), futures (including index futures, equity futures and bond futures), currency forwards, options and swaps (including equity swaps, swaps on index futures, interest rate swaps, swaps on bond futures and total return swaps) (collectively, the “Instruments”). The style premia strategy may also invest in other registered investment companies including exchange-traded funds.
The style premia strategy’s exposure to equities includes securities of US and non-US issuers and equity indices representing the United States and non-US countries. For the bonds Asset Group, the style premia strategy will have exposure to US Government securities and sovereign debt issued by other developed countries. The style premia strategy may invest in debt securities of any credit rating, maturity or duration. From time to time, the style premia strategy can have significant exposure to non-US dollar denominated currencies. The style premia strategy is generally intended to have a low correlation to the equity, bond and credit markets. The style premia strategy also is not designed to match the performance of any hedge fund index. The style premia strategy will utilize proprietary trading algorithms in order to minimize market impact and reduce trading costs. AQR will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures.
The Styles employed by the style premia strategy are:

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Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The style premia strategy will seek to buy assets that are “cheap” and sell those that are “expensive.”
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Momentum: Momentum strategies favor investments that have performed well relative to those that have underperformed over the medium-term (i.e., one year or less), seeking to capture the tendency that an asset’s recent relative performance will continue in the near future. The style premia strategy will seek to buy assets that recently outperformed their peers and sell those that recently underperformed.
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Carry: Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The style premia strategy will seek to buy high-yielding assets and sell low-yielding assets.
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Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The style premia strategy will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets.
The style premia strategy is actively managed and the Portfolio’s exposures to Styles and Asset Groups will vary based on the subadviser’s ongoing evaluation of investment opportunities. The style premia strategy expects to maintain exposure to all four Styles; however, not all Styles are represented within each Asset Group. The portfolio construction process is a bottom up systematic process which begins with the ranking of a universe of investments within each Asset Group based upon each applicable Style using multiple measures, some of which are listed above.
The style premia strategy may enter into both “long” and “short” positions across all Styles and Asset Groups using derivative Instruments. With respect to equities, the style premia strategy may also take a “long” position by purchasing the security directly, or a “short” position by borrowing a security from a third party and selling it at the then current market price.
If derivative instruments and instruments with remaining maturities of one year or less are taken into account, the style premia strategy’s strategy will result in frequent trading and high turnover (typically greater than 250%).
A portion of the style premia strategy’s assets will be held in cash or cash equivalent investments, including, but not limited to, interests in short-term investment funds, short-term bond fund shares, money market fund shares and/or US Government securities.
GLOBAL MACRO (MSIM). The global macro strategy of the Portfolio seeks to emphasize positive absolute return while actively controlling downside portfolio risk. To implement this approach, MSIM takes long and short positions in a range of securities, other instruments and asset classes to express its investment themes. MSIM may implement these positions either directly by purchasing securities or through the use of derivatives. There is no guarantee that the global macro strategy will achieve its goal of positive absolute return.
MSIM’s top-down investment approach focuses on asset class, sector, region, country and currency selection as opposed to individual security selection. MSIM’s allocations will be the result of relative value and/or directional views of the markets or individual asset classes taken by MSIM based on the results of its fundamental and quantitative research. The global macro strategy may at times invest a substantial portion of its assets in one or more countries (including EM countries) or regions. The global macro strategy’s investments may be US and non-US dollar denominated.
The global macro strategy of the Portfolio may invest in real estate investment trusts (REITs) and similar entities established outside the United States (foreign real estate companies). In addition, MSIM may invest in fixed income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt, as well as fixed income securities that are rated below “investment grade” or are not rated, but are of equivalent quality. These fixed income securities are often referred to as “high yield securities” or

“junk bonds.” High yield securities are fixed income securities rated below Baa by Moody's Investors Service, Inc. (Moody's) or below BBB by S&P Global Ratings (S&P), or if unrated considered by MSIM to be an appropriate investment.
The global macro strategy of the Portfolio may invest in asset-backed securities. The global macro strategy of the Portfolio may also invest in restricted securities. The mortgage-backed securities in which the global macro strategy may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by US governmental or private lenders such as banks. The global macro strategy of the Portfolio may also invest in other investment companies, including ETFs.
The global macro strategy of the Portfolio uses derivative instruments for a variety of purposes, including as part of its investment strategies, hedging, risk management, portfolio management or to earn income. The global macro strategy's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The global macro strategy may also invest in currency derivatives, including, but not limited to, foreign currency forward exchange contracts, and currency and currency index futures and options contracts for hedging and non-hedging purposes. The use of these currency derivatives may allow the MSIM Global Macro sleeve of the Portfolio to obtain net long or net short exposure to selected currencies. At times, the global macro strategy of the Portfolio may enter into “cross-currency” transactions involving currencies other than those in which securities held or proposed to be purchased are denominated. Derivative instruments used by the MSIM Global Macro sleeve of the Portfolio will be counted toward the MSIM Global Macro sleeve of the Portfolio exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.
The global macro strategy of the Portfolio is managed in a non-diversified manner.
OVERLAY (QMA). The Portfolio allocates approximately 10% of its net assets to the liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio's overall investment process.
Exposure to some or all of the remaining non-traditional investment categories and strategies is obtained through investments in Underlying Portfolios other than portfolios of the Trust. A general description of Underlying Portfolios that pursue these types of investment strategies is provided below. The Manager from time to time may: (i) seek exposure to additional non-traditional investment categories or strategies or (ii) retain additional Subadvisers to directly manage Portfolio assets to gain exposure to the then-available non-traditional investment categories or strategies.
LONG/SHORT EQUITY. Long/short equity funds invest on both long and short sides of equity markets, generally focusing on diversifying or hedging across particular sectors, regions, or market capitalizations. Fund managers generally have the flexibility to shift from value to growth investment styles; small to medium to large capitalization stocks; and net long to net short positions. Fund managers can also trade equity futures and options as well as equity related securities and debt or build portfolios that are more concentrated in sectors and/or industries than traditional long-only equity funds. Long/Short Equity funds generally tend to be more exposed to market risk (i.e., have a higher beta) than Long/Short Market Neutral funds.

DISTRESSED DEBT. Event driven funds that focus on distressed situations invest across the capital structure of companies subject to financial or operational distress or bankruptcy proceedings. Such distressed securities tend to trade at substantial discounts to intrinsic value due to difficulties in assessing their proper value, lack of research coverage, or an inability of traditional investors to continue holding them. This strategy is generally long-biased in nature, but fund managers may take outright long, hedged, or outright short positions. The managers of distressed debt funds typically attempt to profit on the issuer's ability to improve its operation or the success of the bankruptcy process that ultimately leads to an exit strategy.
PRIVATE EQUITY. Private equity funds make investments in private companies (or private investments in public companies) in connection with the organization or restructuring of companies, including so-called leveraged buy-outs and management buy-outs.
Investments in Underlying Portfolios. Under normal conditions, the Portfolio invests approximately 65% of its assets in Underlying Portfolios that are portfolios of the Trust. An additional portion of the Portfolio may be invested in Underlying Portfolios (either portfolios of the Trust or other portfolios) to the extent the Manager and QMA would like to gain exposure to certain asset classes or investment strategies but for which the Manager has not retained a Subadviser to directly manage Portfolio assets for those asset classes or investment strategies.
Strategic Allocations and Asset Allocation Ranges. Under normal circumstances, the Portfolio's assets are generally allocated in accordance with the strategic allocations and approximate asset allocation ranges set forth in the table below. Such strategic allocations and asset allocation ranges are approximate and subject to change from time to time.
	Minimum Exposure	Strategic Allocation	Maximum Exposure
Domestic Equity	10%	20%	30%
International Equity	10%	20%	30%
Fixed Income	20%	25%	35%
Real Estate	0%	10%	20%
Commodities Related	5%	10%	15%
Alternative Investments	5%	15%	25%
AST Advanced Strategies Portfolio
Investment Objective: to seek a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.
Principal Investment Policies and Risks:
General. QMA allocates the net assets of the Portfolio across different investment categories and different Subadvisers. QMA also directly manages a portion of the assets of the Portfolio. Certain investment categories will contain sub-categories. The Subadviser for a category or sub-category will employ a specific investment strategy for that category or sub-category.
QMA employs a two-tiered approach to allocating Portfolio assets across the various investment categories, sub-categories, and the Subadvisers. First, QMA analyzes the macro-economic landscape, the capital markets, and the related implications for investment strategy. Second, QMA draws on its understanding of the strategies used by the other Subadvisers to determine which advisers are expected to perform best under the prevailing macro-economic landscape. The allocations are reviewed by QMA periodically and may be altered or adjusted by QMA without prior notice. Such adjustments will be reflected in the annual update to the prospectus.
The Portfolio may use derivative instruments to gain exposure to certain commodity and real estate related indices. The Portfolio may engage in short sales and may invest in fixed income securities that are rated below investment grade by the major ratings services (Ba or lower by Moody's Investors Service, Inc., or equivalently rated by S&P

Global Ratings, or Fitch Ratings Ltd., or, if unrated, considered to be of comparable quality, in connection with these investment strategies. Fixed income debt obligations rated below investment grade by the major ratings services or, if unrated, considered to be of comparable quality, are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to capacity to pay principal and interest. The Portfolio may engage in active and frequent trading of portfolio securities to try to achieve its investment objective.
Overall, the Portfolio pursues a combination of traditional and non-traditional investment strategies. The approximate allocation across the various investment categories, sub-categories, and subadviser/Underlying Portfolio and approximate allocation of Portfolio assets is as follows:
Investment Category	Investment Sub-Category	Traditional or Non- Traditional	Subadviser or Underlying Trust Portfolio	Approximate Allocation of Portfolio Assets
US Small-Cap Growth	N/A	Traditional	AST Small-Cap Growth	0.9%
US Small-Cap Growth	N/A	Traditional	AST Small-Cap Growth Opportunities	0.6%
US Small-Cap Value	N/A	Traditional	AST Small-Cap Value	1.2%
US Small-Cap Value	N/A	Traditional	AST Goldman Sachs Small-Cap Value	0.5%
US Large-Cap Growth	N/A	Traditional	Brown Advisory LLC	8.0%
US Large-Cap Growth	N/A	Traditional	Loomis, Sayles & Company, L.P.	8.1%
US Large-Cap Value	N/A	Traditional	T. Rowe Price Associates, Inc.	17.2%
International Growth	N/A	Traditional	William Blair Investment Management, LLC	9.6%
International Value	N/A	Traditional	LSV Asset Management	9.5%
US Fixed Income	N/A	Traditional	PGIM Fixed Income	10.0%
Hedged International Bond	Developed Markets	Traditional	Pacific Investment Management Company LLC (PIMCO)	6.9%
	Emerging Markets	Traditional	PIMCO	3.5%
Advanced Strategies I	Commodity Real Return	Non-Traditional	PIMCO	2.5%
	TIPS Real Return	Non-Traditional	PIMCO	2.1%
	Real Estate Real Return	Non-Traditional	PIMCO	3.8%
Advanced Strategies II	N/A	Non-Traditional	QMA	14.9%
The asset allocation generally provides for an allotment of approximately 60% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of approximately 40% of Portfolio assets to a combination of US fixed income, hedged international bond, real return and exchange traded fund investment strategies. The Portfolio uses derivative instruments to gain exposure to certain commodity and real estate related indices along with high yield bonds (also referred to as “junk” bonds) in connection with these investment strategies. The asset allocations described above are subject to change at any time without notice at the sole discretion of the Manager.
The Portfolio may engage in active and frequent trading of portfolio securities to try to achieve its investment objective.

Description of Traditional Investment Categories and Sub-categories. The investment categories and sub-categories for which the applicable Subadvisers pursue traditional investment strategies are the following:
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US Large-Cap Growth;
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US Large-Cap Value;
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US Small-Cap;
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International Growth;
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International Value;
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US Fixed Income; and
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Hedged International Bond
Brief descriptions of the investment strategies used by the Subadvisers are set forth below:
US Large-Cap Growth (Brown Advisory). Brown Advisory’s large-cap growth equity strategy is a concentrated portfolio typically comprising 30-35 securities. The strategy’s investment process is based on fundamental bottom-up research. Brown Advisory seeks to own strong businesses that it believes have the potential to grow their earnings per share over 14% on an annual basis through a full market cycle. Brown Advisory seeks to optimize the portfolio around the upside potential/downside risk of each holding, and allocate capital to those securities with the best risk versus reward profile.
US Large-Cap Growth (Loomis, Sayles & Company, L.P.). Loomis, Sayles & Company, L.P. (Loomis Sayles) employs a growth style of equity management that seeks to emphasize companies with sustainable competitive advantages versus others, long-term structural growth drivers that will lead to above-average future cash flow growth, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. Loomis Sayles aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value (i.e. companies with share prices trading significantly below what the portfolio manager believes the share prices should be.). Loomis Sayles will consider selling a portfolio investment when it believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects intrinsic value, or for other investment reasons which Loomis Sayles may deem appropriate. Loomis Sayles will typically hold between 30-40 stocks.
US Large-Cap Value (T. Rowe Price). T. Rowe Price invests primarily in common stocks of large US companies that the Subadviser regards as undervalued. T. Rowe Price also may invest up to 25% of the assets attributable to this investment category in foreign securities. T. Rowe Price typically employs a “value” approach in selecting investments for the domestic large-cap value portion of the Portfolio. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation.
In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
US Small-Cap. QMA also allocates Portfolio assets to the US Small-Cap investment category. The Portfolio achieves exposure to US small-cap equity securities through investments in certain other portfolios of the Trust (the Underlying Small-Cap Portfolios). PGIM Investments employs various quantitative and qualitative research methods to establish weighted combinations of Underlying Small-Cap Portfolios. The Underlying Small-Cap Portfolios in which the Portfolio currently invests are described briefly below.
Underlying Small-Cap Portfolio	Investment Objective	Principal Investments
AST Small-Cap Growth	Seeks long-term capital growth	Invests at least 80% of the value of its assets in small capitalization companies

Underlying Small-Cap Portfolio	Investment Objective	Principal Investments
AST Small-Cap Growth Opportunities	Seeks capital growth	Invests primarily in the stocks of small companies that are traded on national exchanges, NASDAQ stock exchange and the over-the-counter market
AST Small-Cap Value	long-term capital growth	Invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued
AST Goldman Sachs Small-Cap Value	Seeks long-term capital appreciation	Invests primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace.
International Growth (William Blair). William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure.
International Value (LSV). LSV employs a proprietary model in an attempt to pick undervalued foreign stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process.
US Fixed Income (PGIM Fixed Income). PGIM Fixed Income’s US fixed income strategy seeks to outperform the Bloomberg Barclays US Aggregate Index over the intermediate and long-term, by investing at least 80% of the assets in bonds, which includes all fixed income securities with a maturity at date of issue of greater than one year. PGIM Fixed Income allocates assets among different debt securities, including (but not limited to) US Government securities, mortgage-related and asset-backed securities, corporate debt securities and foreign securities. PGIM Fixed Income may invest, under normal circumstances, at least 70% of the US fixed income sleeve’s net assets in intermediate and long-term debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality by the Subadviser, and high-quality money market instruments. Likewise, PGIM Fixed Income may invest up to 30% of the US fixed income sleeve’s assets in below investment-grade securities. In addition, PGIM Fixed Income may invest up to 20% of the assets in collateralized debt obligations, including collateralized loan obligations (CDOs). PGIM Fixed Income may also invest up to 30% of the US fixed income sleeve’s assets in foreign debt securities. Depending on the amount of its investment in below investment-grade securities, CDOs and foreign debt securities, the Portfolio’s risk profile may be lower or higher than peer funds that invest in such securities. PGIM Fixed Income takes into account the effect of such investments on the Portfolio’s risk profile when choosing to invest in such securities.
In managing the Portfolio’s US fixed income segment, PGIM Fixed Income uses a combination of top-down economic analysis and bottom up research in conjunction with proprietary quantitative models and risk management systems. In the top down economic analysis, PGIM Fixed Income develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into PGIM Fixed Income’s bottom-up research which informs security selection. In its bottom up research, PGIM Fixed Income develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
PGIM Fixed Income may also consider factors such as yield, spread and potential for price appreciation as well as credit quality, maturity and risk. PGIM Fixed Income may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.

Hedged International Bond: Developed Markets Sub-category and Emerging Markets Sub-category (PIMCO). The Hedged International Bond investment category contains a Developed Markets sub-category and an Emerging Markets sub-category. PIMCO is responsible for allocating assets between the Developed Markets sub-category and the Emerging Markets sub-category. Emerging markets include those in countries defined as emerging or developing by the World Bank. Remaining markets will be classified as developed markets. In general terms, a security will be considered to be an emerging market security if it is principally traded on the securities markets of an emerging market country, or if the issuer thereof is organized or principally operates in an emerging market country, derives a majority of its income from its operations within an emerging market country, or has the majority of its assets in an emerging market country.
Under normal circumstances, PIMCO invests at least 80% of the net assets attributable to this investment category in fixed income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Foreign currency exposure (from non-US dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets directly managed by PIMCO in an effort to reduce the risk of loss due to fluctuations in currency exchange rates.
PIMCO selects the foreign country and currency compositions for each sub-category based upon its evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration normally varies within three years (plus or minus) of the index duration, as calculated by PIMCO. PIMCO may invest all of the assets attributable to this investment category in non-investment grade fixed income securities, subject to a limit of investing no more than 15% of such total assets in securities rated below B by Moody's or by S&P, or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. Up to 10% of the total assets attributable to this investment category may be invested in preferred stock.
Description of Non-Traditional Investment Categories and Sub-categories. The investment categories and sub-categories for which PIMCO and PGIM Investments pursue non-traditional investment strategies include the following:
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Advanced Strategies
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Commodities Real Return sub-category
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Real Return sub-category
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Real Estate Real Return sub-category
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Advanced Strategies II
Brief descriptions of the investment strategies used by PIMCO and PGIM Investments are set forth below:
Advanced Strategies I: The Advanced Strategies I investment category contains a Commodities Real Return sub-category, a Real Return sub-category, and a Real Estate Real Return sub-category. QMA directs PIMCO on how to allocate assets among the Commodities Real Return sub-category, the Real Return sub-category, and the Real Estate Real Return sub-category based upon QMA’s own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors.
The average portfolio duration for securities held in this investment category normally varies within three years (plus or minus) of the real duration of the Bloomberg Barclays US TIPS Index. For these purposes, in calculating the average portfolio duration for this investment category, PIMCO includes the real duration of inflation-indexed portfolio securities and the nominal duration of non-inflation-indexed portfolio securities. The assets attributable to this investment category may be invested in a limited number of issuers. Up to 10% of the total assets attributable to this investment category may be invested in preferred stock.
Advanced Strategies I: Commodities Real Return Sub-category (PIMCO). Rather than invest directly in physical commodities, PIMCO employs an “enhanced-index” strategy for this sub-category. Specifically, PIMCO uses commodity-index-linked derivative instruments, such as commodity swap agreements, with a goal of gaining 100% exposure to the investment return of the Dow Jones AIG Commodity Total Return Index, a widely followed measure of commodity prices. Assets not invested in commodity-linked derivative instruments may be invested in inflation-indexed securities and other fixed income instruments, including derivative fixed income instruments. Inflation-indexed bonds offer a return that is linked to changes in the rate of inflation. The Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.
Advanced Strategies I: Real Return Sub-category (PIMCO). This sub-category focuses primarily on investments in US Treasury Inflation Protected Securities. The top-down investment process used by PIMCO for this sub-category begins with its annual secular forum where PIMCO develops a 3-5 year outlook for the global economy and interest rates. This analysis helps set the basic sub-category parameters, including duration, yield-curve positioning, sector weightings, credit quality breakdown, and individual security selection. PIMCO focuses on duration management to manage yield curve exposure based on the firm's general investment outlook.
Advanced Strategies I: Real Estate Real Return Sub-category (PIMCO). Similar to the investment strategy for the Commodities Real Return sub-category, PIMCO employs an enhanced-index strategy for the Real Estate Real Return sub-category rather than invest directly in REITs. Specifically, PIMCO uses REIT-index-linked derivative instruments, such as REIT swap agreements, with a goal of gaining 100% exposure to the investment return of the Dow Jones - Wilshire REIT Index, a widely followed measure of REIT prices. Assets not invested in real estate-linked derivative instruments may be invested in inflation-indexed securities and other fixed income instruments, including derivative fixed income instruments. As set forth above, inflation-indexed bonds offer a return that is linked to changes in the rate of inflation. PIMCO may invest assets attributable to this sub-category directly in REITs as well.
Advanced Strategies II (QMA). The Portfolio allocates up to approximately 15-25% of its net assets to the Advanced Strategies II investment category subadvised by QMA, which is a liquidity strategy employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy also invests in ETFs for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio's overall investment process.
The Portfolio has an investment policy that prohibits the Portfolio from investing more than 10% of its total assets in other mutual funds, except that the Portfolio may invest, without regard to the 10% limit on mutual fund investments, in: (i) money market funds and fixed income funds for cash management, defensive, temporary, or emergency purposes or for additional portfolio liquidity to satisfy large-scale redemptions and variation margin calls and (ii) ETFs for additional exposure to relevant markets.
The following paragraphs describe some specific types of fixed income investments that the Portfolio may invest in, and some of the investment practices used by the Portfolio.
US Government Securities. The Portfolio may invest in various types of US Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the US Treasury; those that are supported by the discretionary authority of the US Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the US dollar and a foreign currency or currencies. While a Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.
Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.
Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.
Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest in mortgage-backed and other asset backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.
Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.
Short Sales and Short Sales “Against the Box.” The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When the Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

The Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, the Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) the Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by the Portfolio on such security, the Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes the Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that the Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
The Portfolio may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.
Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on US or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy. The Portfolio's investments in swap agreements are described directly below.
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.
In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing.
However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.
Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a “net basis.” Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.
Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.
For purposes of applying the Portfolio’s investment policies and restrictions (as stated in the Prospectus and the Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolios’ other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Collateralized Debt Obligations. The Portfolio may invest in each of collateralized bond obligations (CBOs), collateralized loan obligations (CLOs), other collateralized debt obligations (CDOs) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be classified by the Portfolio as illiquid investments, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
AST ALLIANZGI WORLD TRENDS Portfolio
Investment Objective: to obtain the highest potential total return consistent with its specified level of risk tolerance.
Principal Investment Policies:
The Subadviser allocates the portfolio among various investment strategies to gain exposure to different segments of the global equity and fixed income markets. The Portfolio takes the innovative approach of blending these strategies according to the asset allocation structure designed by the Portfolio’s Manager. The ranges for portfolio weight allocated to each major asset class are stated below. More information on asset allocation, including minimums and maximums under normal circumstances, are set forth in the “Asset Class” chart, below.
Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equity Developed	50.0%	57.0%	70.0%
Equity Emerging	0.0%	3.0%	8.0%
Commodities	0.0%	0.0%	8.0%
Total (Equities and Commodities)	50.0%	60.0%	70.0%

US Fixed Income	25.0%	40.0%	50.0%
Emerging Markets Debt	0.0%	0.0%	8.0%
Total Fixed Income	30.0%	40.0%	50.0%
Asset Allocation Ranges. Under normal circumstances, approximately 60% of the Portfolio’s net assets are invested to provide exposure to equity securities and approximately 40% of its net assets are invested to provide exposure to fixed income securities. The Portfolio may also hold commodity exposure up to approximately 8% of the Portfolio’s net assets.
Depending on market conditions, the total exposure to equities and commodities may range between 50-70% of the Portfolio’s net assets while exposure to fixed income may range between 30-50% of its net assets. Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds, etc.); (ii) the use of derivatives (e.g., futures contracts, currency forwards, TBAs, etc.); and (iii) the purchase of Underlying ETFs. Depending on market conditions and the allocation of assets, the Portfolio may at times underperform as compared to more opportunistic peer funds given the subadviser’s more diversified approach and the Portfolio’s more conservative risk profile.
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
Investment Objective: to seek high total return consistent with a moderate level of risk.
Principal Investment Policies:
General. The Portfolio is a global, multi asset-class fund that invests directly in, among other things, equity and equity-related securities, fixed income securities, real estate investment trusts (REITs), exchange-traded funds (ETFs), and derivative instruments. With respect to the Portfolio’s equity investments, the Portfolio may invest in common stock, preferred stock, securities convertible into common and preferred stock and non-convertible preferred stock, among others. With respect to the Portfolio’s fixed income investments, the Portfolio invests primarily in investment grade debt securities and may also invest in US Treasuries, US government securities, and high yield bonds (as noted below), among others. The Portfolio may invest in companies of any market capitalization. For purposes of its exposure to U.S. small capitalization companies, the Portfolio will consider small capitalization companies to be those with market capitalizations that are less than $5 billion.
In seeking to achieve the Portfolio’s investment objective, the Portfolio’s subadvisers, BlackRock Financial Management, Inc. and BlackRock International Limited, allocate the Portfolio’s assets across several investment strategies. The strategies invest primarily in equity securities, fixed income securities, and a global tactical asset allocation strategy (the GTAA strategy) that, under normal circumstances, provides exposure to the equity and fixed income asset classes along with REITs.
The Portfolio may invest in high-yield bonds and commodity-related investments, but does not maintain a strategic allocation to those asset classes. The Portfolio allocates its assets among various regions and countries, including the US (but in no less than three countries). The Portfolio may also invest in emerging markets.
The GTAA strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The GTAA strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The GTAA strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The GTAA strategy may also invest in ETFs for additional exposure to relevant markets. The GTAA strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio's overall investment process.
The Portfolio’s minimum, neutral, and maximum exposure to each asset class is set forth below.
Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
US Equity	10%	25%	40%
Non-US Equity	5%	20%	30%
US Small Cap Equity	0%	0%	10%
Total Equities	35%*	45%	55%**

Fixed Income
Investment Grade Bonds	35%	45%	55%
High Yield Bonds+	0%	0%	10%
Total Fixed Income	35%	45%	55%***

REITs*****	0%	10%	20%
Commodities	0%	0%	5%
Total REITs+ Commodities	0%	10%	20%****
+
Fixed income securities rated below investment grade and unrated securities of similar credit quality are commonly referred to as “junk” bonds. Junk bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.
*
Notwithstanding the individual minimum exposures for the US Equity (i.e., 10%) and Non-US Equity (i.e., 5%) asset classes, the minimum combined exposure to equity investments is 35% of the Portfolio’s net assets.
**
Notwithstanding the individual maximum exposures for the US Equity (i.e., 40%) and Non-US Equity (i.e., 30%) asset classes, the maximum combined exposure to equity investments is 55% of the Portfolio’s net assets.
***
Notwithstanding the individual maximum exposures for the Investment Grade Bond (i.e., 55%) and High Yield Bond (i.e., 10%) asset classes, the maximum combined exposure to fixed income investments is 55% of the Portfolio’s net assets.

****
Notwithstanding the individual maximum exposures for the REITs (i.e., 20%) and Commodities (i.e., 5%) asset classes, the maximum combined exposure to the alternative investments is 20% of the Portfolio’s net assets.
*****
For purposes of the above exposures, the Portfolio’s allocation to REITs is in addition to, and not included in, the equity allocations.
AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO
Investment Objective: to seek to maximize total return, consistent with preservation of capital and prudent investment management.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
BlackRock Financial Management, Inc., BlackRock International Limited, BlackRock (Singapore) Limited (collectively, BlackRock) is responsible for managing a portion of the Portfolio’s assets. BlackRock typically invests more than 90% of assets in a diversified portfolio of fixed income securities. The fixed income securities in which BlackRock invests include: US Government debt securities, corporate debt securities issued by US and foreign companies, asset-backed securities, mortgage-backed securities, preferred securities issued by US and foreign companies, corporate debt securities and preferred securities convertible into common stock, foreign sovereign debt instruments, and money market securities. BlackRock may also invest up to 5% of net assets in equity securities.
BlackRock invests primarily in fixed income securities that are rated in the four highest rating categories by at least one of the recognized rating agencies (including Baa or better by Moody’s Investors Service, Inc. (Moody’s) or BBB or better by S&P Global Ratings (S&P) or Fitch Ratings (Fitch)) or determined by BlackRock to be of similar quality. Securities rated in any of the four highest rating categories are known as “investment grade” securities.
BlackRock may invest up to 30% of net assets in securities of foreign issuers, of which 20% (as a percentage of net assets) may be in emerging markets issuers. Investments in US dollar-denominated securities of foreign issuers, excluding issuers from emerging markets, are permitted beyond the 30% limit. This means that BlackRock may invest in such US dollar-denominated securities of foreign issuers without limit. BlackRock may invest in various types of mortgage-backed securities. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Mortgage-backed securities frequently react differently to changes in interest rates than other fixed income securities. BlackRock may also enter into repurchase agreements, reverse repurchase agreements and dollar rolls.
BlackRock may invest in fixed income securities of any duration or maturity. Fixed income securities frequently have redemption features that permit an issuer to repurchase the security from the Portfolio at certain times prior to maturity at a specified price, which is generally the amount due at maturity. In many cases, when interest rates go down, issuers redeem fixed income securities that allow for redemption. When an issuer redeems fixed income securities, the Portfolio may receive less than the market value of the securities prior to redemption. In addition, the Portfolio may have to invest the proceeds in new fixed income securities with lower yields and therefore lose expected future income. The Portfolio may be subject to periods of short-term underperformance when compared to more aggressive fixed income funds due to BlackRock’s more tactical approach to duration positioning.
BlackRock may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the Bloomberg Barclays US Aggregate Index or the CSFB High Yield Index. BlackRock may also invest in credit-linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed income securities. BlackRock may invest in when issued and delayed delivery securities and forward commitments.

BlackRock may invest up to 20% of net assets in fixed income securities that are rated below investment grade by at least one of the recognized rating agencies, including Moody’s, S&P or Fitch or determined by BlackRock to be securities of similar credit quality. BlackRock may invest up to 15% of its net assets in CDOs, of which 10% (as a percentage of net assets) may be in CLOs. CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-US senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.
BlackRock may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals, which are designed to provide this exposure without direct investment in physical commodities.
BlackRock may invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds. BlackRock may invest up to 15% of net assets in illiquid investments. BlackRock may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. BlackRock will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of total assets. BlackRock may also make short sales “against-the-box” without regard to this restriction. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.
Loomis, Sayles & Company, L.P. (Loomis Sayles) is also responsible for managing a portion of the Portfolio’s assets. Under normal market conditions, Loomis Sayles invests at least 80% of the portion of the Portfolio’s assets that it manages in bonds, which include debt securities of any maturity. In addition, Loomis Sayles normally will invest primarily in investment grade securities. “Investment grade” securities are those securities that are rated in one of the top four ratings categories at the time of purchase by at least one of the three major ratings agencies (Moody’s, Fitch or S&P), or, if unrated, are determined by Loomis Sayles to be of comparable quality. For purposes of this restriction, investment grade securities also include cash and cash equivalent securities. Loomis Sayles will generally seek to maintain an effective duration of +/- 2 years relative to the Bloomberg Barclays US Aggregate Index. Loomis Sayles may also invest up to 20% of the Portfolio’s assets, at the time of purchase, in bonds rated below investment grade (i.e., none of the three major ratings agencies have rated the securities in one of their top four ratings categories) (commonly known as “junk bonds”), or, if unrated, securities determined by Loomis Sayles to be of comparable quality, and up to 10% of the Portfolio’s assets in non-US dollar-denominated securities. There is no minimum rating for the securities in which the Portfolio may invest. The Portfolio may also invest up to 5% of its net assets in equity securities.
Investments may include securities issued by US and non-US corporations and governments, securities issued by supranational entities, US government-sponsored agency debenture and pass-through securities and commercial mortgage-backed and other asset-backed securities. The portfolio management team seeks to build and manage a portfolio that will perform well on a benchmark-relative and, secondarily, on an absolute basis in the market environment it anticipates over the short to intermediate term. The primary factors for broad sector positioning are Loomis Sayles’ expected performance of sectors in the benchmark and the incremental performance or diversification benefits the portfolio managers anticipate from opportunistic allocations to securities that are not included in the Portfolio’s benchmark. In addition, the portfolio managers will look at individual security selection, position size and overall duration contribution to the Portfolio.
Purchase and sale considerations also include overall portfolio yield, interest rate sensitivity across different maturities held, fixed income sector fundamentals and outlook, technical supply/demand factors, credit risk, cash flow variability, security optionality and structure, as well as potential currency and liquidity risk. Loomis Sayles also considers economic factors. Individual securities are assessed on a risk/return basis, both on a benchmark-relative and on an absolute return basis, and on their fit within the overall portfolio strategy. Specifically, Loomis Sayles follows a total return-oriented investment approach and considers broad sector allocation, quality and liquidity bias, yield curve positioning and duration in selecting securities for the Portfolio. The portfolio managers consider economic and market conditions as well as issuer- specific data, such as fixed-charge coverage, the relationship between cash flows and debt service obligations, the experience and perceived strength of management or security structure, price responsiveness of the security to interest rate changes, earnings prospects, debt as a percentage of assets, borrowing requirements, debt maturity schedules and liquidation value.
In selecting investments, Loomis Sayles research analysts and sector teams work closely with the portfolio managers to develop an outlook for the economy from research produced by various financial firms and specific forecasting services or from economic data released by US and foreign governments, as well as the Federal Reserve Bank. The analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market through the use of quantitative tools such as internal and external computer systems and software. Loomis Sayles continuously monitors an issuer’s creditworthiness or cash flow stability to assess whether the obligation remains an appropriate investment for the Portfolio. It may relax its emphasis on quality with respect to a given security if it believes that the issuer’s financial outlook is promising. This may create an opportunity for higher returns. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macro-economic analysis with individual security selection. Portfolio holdings are generally diversified across sectors and industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.
The Portfolio may engage in active and frequent trading of portfolio securities to try to achieve its investment objective.
In connection with its principal investment strategies, the Portfolio may also invest in securities issued pursuant to Rule 144 under the Securities Act of 1933 (Rule 144A securities), structured notes, foreign securities, including those in emerging markets, mortgage-related securities, including mortgage dollar rolls, futures and swaps (including credit default swaps). The Portfolio may use such derivatives for hedging or investment purposes. The Portfolio may also engage in currency transactions. Loomis Sayles may elect not to hedge currency risk, which may cause the Portfolio to incur losses that would not have been incurred had the risk been hedged. Except as provided above, the Portfolio is not limited in the percentage of its assets that it may invest in these instruments.
AST Blackrock low duration Bond Portfolio
Investment Objective: to seek to maximize total return, consistent with income generation and prudent investment management.
Principal Investment Policies:
The Portfolio invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings made for investment purposes) in debt securities.
The Portfolio invests primarily in investment grade bonds and maintains an average portfolio duration that is between zero and three years. The Portfolio may invest up to 20% of its assets in non-investment grade bonds (commonly called “high yield” or “junk bonds”). The Portfolio may also invest up to 35% of its assets in assets of foreign issuers, of which 10% (as a percentage of the Portfolio’s assets) may be invested in emerging markets issuers. Up to 10% of the Portfolio’s assets may be exposed to non-US currency risk. A bond of a foreign issuer, including an emerging market issuer, will not count toward the 10% limit on non-US currency exposure if the bond is either (i) US dollar-denominated or (ii) non-US dollar denominated, but hedged back to US dollars.
The subadvisers evaluate sectors of the bond market and individual securities within these sectors. The subadvisers select bonds from several sectors including: US Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (CMOs), asset-backed securities and corporate bonds. The Portfolio may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Portfolio may use derivative instruments to hedge its investments or to seek to enhance returns.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Portfolio may also engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
Other Investments:
The Portfolio may invest in collateralized debt obligations (CDOs), including collateralized loan obligations (CLOs). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-US senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.
When-Issued and Delayed Delivery Securities and Forward Commitments — The Portfolio may invest in securities prior to their date of issue. The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Portfolio at an established price with payment and delivery taking place in the future. The Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction.
AST Target Maturity Portfolios (each a Target Maturity Portfolio):
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AST Bond Portfolio 2021
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AST Bond Portfolio 2022
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AST Bond Portfolio 2023
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AST Bond Portfolio 2024
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AST Bond Portfolio 2025
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AST Bond Portfolio 2026
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AST Bond Portfolio 2027
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AST Bond Portfolio 2028
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AST Bond Portfolio 2029
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AST Bond Portfolio 2030
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AST Bond Portfolio 2031
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AST Bond Portfolio 2032
Investment Objectives: to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
AST Investment Grade Bond Portfolio
Investment Objective: to seek to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
Principal Investment Policies of the Target Maturity Portfolios:
In pursuing its investment objective, each Target Maturity Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities.
Each Target Maturity Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. As a result, each Target Maturity Portfolio's duration and weighted average maturity is different. For example, the AST Bond Portfolio 2022 will have a longer duration and a longer weighted average maturity than the AST Bond Portfolio 2021. In addition, each Target Maturity Portfolio's duration and weighted average maturity will decline over time as the relevant maturity date approaches. To that end, the subadviser expects to maintain the duration of each Target Maturity Portfolio within +/– 0.50 years of the secondary benchmark index for that Target Maturity Portfolio. The primary benchmark index for AST Bond Portfolio 2027, AST

Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031 and the AST Bond Portfolio 2032 is the Bloomberg Barclays US Government/Credit Index. The secondary benchmark index for AST Bond Portfolio 2027 is the Bloomberg Barclays Fixed Maturity (2027) Zero Coupon Swaps Index. The secondary benchmark index for AST Bond Portfolio 2028 is the Bloomberg Barclays Fixed Maturity (2028) Zero Coupon Swaps Index. The secondary benchmark index for AST Bond Portfolio 2029 is the Bloomberg Barclays Fixed Maturity (2029) Zero Coupon Swaps Index. The secondary benchmark index for AST Bond Portfolio 2030 is the Bloomberg Barclays Fixed Maturity (2030) Zero Coupon Swaps Index. The secondary benchmark index for AST Bond Portfolio 2031 is the Bloomberg Barclays Fixed Maturity (2031) Zero Coupon Swaps Index. The secondary benchmark index for AST Bond Portfolio 2032 is the Bloomberg Barclays Fixed Maturity (2032) Zero Coupon Swaps Index. On or about a Target Maturity Portfolio's maturity date, all of the securities held by that Target Maturity Portfolio will be sold and all of the outstanding shares of beneficial interest of that Target Maturity Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the contact owner's variable Contract.
The subadviser currently intends to maintain an overall weighted average credit quality rating of A– or better for each Target Maturity Portfolio. This target overall credit quality for each Target Maturity Portfolio will be based on ratings as of the date of purchase. In the event a Target Maturity Portfolio's overall credit quality drops below A– due to downgrades of individual portfolio securities, the subadviser will take appropriate action based upon the relevant facts and circumstances.
Investment Policies of the Investment Grade Bond Portfolio:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds. For purposes of this 80% policy, investment grade bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, that are issued by both government and non-government issuers and rated BBB- or higher by S&P Global Ratings, or Baa3 or higher by Moody’s Investors Service, Inc, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or if unrated, are considered by the Portfolio's subadviser to be of comparable quality, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to debt securities and fixed income securities with such ratings. All references in this Prospectus to the ratings categories used for determining what constitutes an investment grade bond are without regard to gradations within those categories. The subadviser currently intends to maintain an overall weighted average credit quality rating of A– or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the Portfolio's overall credit quality drops below A– due to downgrades of individual portfolio securities, the subadviser will take appropriate action based upon the relevant facts and circumstances.
Although the Investment Grade Bond Portfolio may invest in individual bonds of any maturity, the subadviser expects to maintain the Portfolio's duration within +/- 0.50 years of its primary benchmark index (i.e., the Bloomberg Barclays Government/Credit 5-10 Year Index). As of December 31, 2020, the duration of the Bloomberg Barclays Government/Credit 5-10 Year Index was approximately 6.60 years.
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
Principal Investments of the Portfolios:
General. The subadviser has a team of fixed income professionals, including credit analysts and traders, with experience in many sectors of the US and foreign fixed income securities markets. The subadviser will use qualitative and quantitative analysis to evaluate each bond issue considered for a Portfolio. In selecting portfolio securities for a

Portfolio, the subadviser will consider economic conditions and interest rate fundamentals. The subadviser will also evaluate individual issues within each bond sector based upon their relative investment merit and will consider factors such as yield and potential for price appreciation as well as credit quality, maturity and risk.
In managing the Fund’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the subadviser’s bottom-up research which informs security selection. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Fund may invest in a security based upon the expected total return rather than the yield of such security.
Further, the Portfolio may invest in other pooled investment vehicles, including, other portfolios of the Trust, other open-end or closed-end investment companies, exchange-traded funds (ETFs), unit investment trusts, and domestic or foreign private investment pools (collectively referred to as Underlying Portfolios).
The subadviser may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
Each Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, each Portfolio emphasizes investments in several different types of securities and financial instruments, including, without limitation: (i) US Government securities; (ii) certain debt obligations issued or guaranteed by the US Government and government-related entities, including mortgage-related securities; (iii) privately-issued mortgage-related and asset-backed securities; (iv) debt obligations of US corporate issuers; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. Each Portfolio also may invest up to 50% of its total assets in US dollar-denominated debt securities issued in the United States by certain foreign issuers (referred to herein as Yankee obligations).
US Government Securities. US Government securities include debt obligations issued by the US Treasury. Treasury securities are all backed by the full faith and credit of the US Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. The Portfolios may also acquire US Government securities in the form of custodial receipts that show ownership of future interest payments, principal payments or both on certain US Treasury notes or bonds. Such notes or bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.
Other Debt Obligations Issued or Guaranteed by the US Government and Government-Related Entities. Securities issued by agencies of the US Government or instrumentalities of the US Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Government National Mortgage Association (GNMA or Ginnie Mae), the Farmers Home Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the US Government. In the case of securities not backed by the full faith and credit of the United States, a Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the US government or the relevant government sponsored enterprise.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the US Treasury to meet their obligations. Although the US government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.
Privately-Issued Mortgage-Related Securities. Each Portfolio may also invest in privately issued mortgage-related securities. Privately issued mortgage-related securities are issued by private corporations rather than government agencies or government-sponsored enterprises. Privately issued mortgage-related securities are not guaranteed by US governmental entities and generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.
Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage pass-through securities include collateralized mortgage obligations, real estate mortgage investment conduits, multi-class pass-through securities, stripped mortgage-backed securities and balloon payment mortgage-backed securities. A CMO is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by US governmental entities. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. A REMIC is a security issued by a US Government agency or private issuer and secured by real property. REMICs consist of classes of regular interest, some of which may be adjustable rate, and a class of non-economic residual interests. None of the Portfolios intends to invest in non-economic residual interests. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment income thereon provide funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. An MBS strip may be issued by US governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. Each Portfolio may also invest in balloon payment mortgage-backed securities, which are amortizing mortgage securities offering payments of principal and interest, the last payment of which is predominantly principal.
Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.
Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.
Asset-backed securities issued in the form of debt instruments are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.
Corporate Debt Obligations. Each Portfolio also may invest in the bonds of corporations. For purposes of this policy, the term “corporations” includes all non-government issuers. Corporate bonds are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. When interest rates rise, the value of corporate bonds can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.
Derivative Strategies. The subadviser may use various derivative strategies to try to improve each Portfolio's investment returns. The subadviser may also use hedging techniques to try to protect each Portfolio's assets.
Junk Bonds. Each Portfolio may invest up to 10% of its net assets in debt obligations rated below investment grade (also referred to herein as high-yield debt securities or junk bonds) by an NRSRO or considered by the subadviser to be of comparable quality. In the event that a security receives different ratings from different NRSROs, the Portfolio will treat the security as being rated in the highest rating category received from an NRSRO.
Other Investments and Strategies of the Portfolios:
In addition to the principal strategies, the subadviser also may use the following investments and strategies to try to increase a Portfolio's returns or protect its assets if market conditions warrant.
Zero Coupon Bonds, Pay-In-Kind (PIK) and Deferred Payment Securities. Each Portfolio may invest in zero coupon bonds, pay-in-kind (PIK) or deferred payment securities. Zero coupon bonds do not pay interest during the life of the security. An investor purchases the security at a price that is less than the amount the investor will receive when the borrower repays the amount borrowed (face value). PIK securities pay interest in the form of additional securities. Deferred payment securities pay regular interest after a predetermined date. A Portfolio will record the amount these securities rise in price each year (phantom income) for accounting and federal income tax purposes, but does not receive income currently. Because each Portfolio generally distributes income to its shareholders each year, in certain circumstances, the Portfolio may have to dispose of its portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income and the value of the paid-in-kind interest.
Short Sales. Each Portfolio may make short sales of a security. Each Portfolio also may make short sales “against the box.”
Convertible Securities and Preferred Stock. Each Portfolio may invest in convertible securities, which include preferred stocks and debt securities of a corporation that may be converted into underlying shares of common stock either because they have warrants attached or otherwise permit the holder to buy common stock of the corporation at a set price. Convertible securities provide an income stream (usually lower than non-convertible bonds) and give investors opportunities to participate in the capital appreciation of the underlying common stock. Convertible securities typically offer greater potential for appreciation than nonconvertible debt securities. Each Portfolio will sell common stock received upon conversion.
Repurchase Agreements. Each Portfolio may use repurchase agreements, where a party agrees to sell a security to the Portfolio and then repurchases it at an agreed-upon price at a stated time.
Reverse Repurchase Agreements. Each Portfolio may use reverse repurchase agreements, where the Portfolio sells a security with an obligation to repurchase it at an agreed-upon price and time, which constitutes a borrowing.

Dollar Rolls. Each Portfolio may enter into dollar rolls. In a dollar roll, the Portfolio takes the risk that: (i) the market price of the mortgage-backed securities will drop below their future repurchase price; (ii) the securities that it repurchases at a later date will have less favorable market characteristics; (iii) the other party to the agreement will not be able to perform; (iv) the roll adds leverage to the Portfolio; and (v) it increases the Portfolio’s sensitivity to interest rate changes. In addition, investments in dollar rolls may increase the portfolio turnover rate of the Portfolio.
Bank Loans. Each Portfolio may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, delayed draw loans, synthetic letters of credit, and other instruments issued in the bank loan market. Each Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower.
When-Issued and Delayed-Delivery Securities. Each Portfolio may purchase securities, including money market obligations or other obligations on a when-issued or delayed-delivery basis.
Money Market Instruments. Each Target Maturity Portfolio may invest in money market instruments, including commercial paper of a US or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the US government or its agencies. These obligations may be US dollar-denominated or denominated in a foreign currency.
Yankee Obligations. Each Portfolio may invest up to 50% of its total assets in Yankee obligations. Yankee obligations are US dollar-denominated debt securities of foreign corporations issued in the United States and US dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.
Additional Strategies. Each Target Maturity Portfolio follows certain policies when it borrows money (each Target Maturity Portfolio can borrow up to 33 1∕3% of the value of its total assets); lends its securities to others (each Target Maturity Portfolio can lend up to 33 1∕3% of the value of its total assets); and holds illiquid investments (each Target Maturity Portfolio may invest up to 15% of its net assets in illiquid investments, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The subadviser will seek to maintain an adequate level of portfolio liquidity for each Target Maturity Portfolio, based on all relevant facts and circumstances, with consideration given to a Target Maturity Portfolio's exposure to illiquid investments in the event the market value of such securities exceeds 15% of the Target Maturity Portfolio's net assets due to an increase in the aggregate value of its illiquid investments and/or a decline in the aggregate value of its other portfolio securities. Each Target Maturity Portfolio is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, please see the SAI.
AST CLEARBRIDGE dividend growth Portfolio
Investment Objective: to seek income, capital preservation, and capital appreciation.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity or equity-related securities, which ClearBridge believes have the ability to increase dividends over the longer term. ClearBridge normally invests the Portfolio's assets primarily in equity securities. ClearBridge manages the Portfolio to provide exposure to companies that either pay an existing dividend or have the potential to pay and/or significantly grow their dividends. To do so, ClearBridge conducts fundamental research to screen for companies that have attractive dividend yields, a history and potential for positive dividend growth, strong balance sheets, and reasonable valuations. ClearBridge may invest the Portfolio's assets in US and foreign securities.
Additional Investments & Strategies
The Portfolio may invest in the following types of securities and/or use the following investment strategies to increase the Portfolio's return or protect its assets if market conditions warrant:
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American Depositary Receipts
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Convertible Debt and Convertible Preferred Stock
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Foreign Securities
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Derivatives
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Exchange-Traded Funds
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Foreign Currency Forward Contracts
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Futures Contracts
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Illiquid Investments
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Options
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Private Investments in Public Equity
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Real Estate Investment Trusts (REITs)
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Short Sales and Short Sales “Against the Box”
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Temporary Defensive Investments
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When-Issued and Delayed Delivery Securities
AST COHEN & STEERS GLOBAL REALTY PORTFOLIO
Investment Objective: to seek capital appreciation and income.
Principal Investment Policies:
In pursuing its investment objective, under normal market conditions, the Portfolio invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stocks and other equity securities issued by US and non-US real estate companies. Real estate equity securities include common stocks and other equity securities issued by real estate companies, including REITs and similar REIT-like entities. That means that the Portfolio concentrates its investments in companies that (i) derive at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or (ii) have at least 50% of its assets invested in such real estate. REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to shareholders as long as it meets certain requirements. Foreign REITS and REIT-like entities are organized outside of the US and have operations and receive tax treatment in their respective countries similar to that of US REITs. Generally, the equity securities of real estate related issuers will consist of:
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common stocks (including shares in real estate investment trusts (REITs)),
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rights or warrants to purchase common stocks,
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securities convertible into common stocks where the conversion feature represents, in the subadviser's view, a significant element of the securities' value, and
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preferred stocks.
The Portfolio’s subadviser adheres to a bottom-up, relative value investment process when selecting publicly traded real estate securities. The subadviser utilizes a proprietary valuation model that quantifies relative valuation of real estate securities based on price-to-net asset value (NAV), cash flow multiple/growth ratios and a dividend discount model (DDM). Analysts incorporate both quantitative and qualitative analysis in their NAV, cash flow, growth and DDM estimates. The research process includes an evaluation of the commercial real estate supply and demand dynamics, management, strategy, property quality, financial strength, corporate structure and environmental, social and governance (ESG) factors. Judgments with respect to risk control, geographic and property sector diversification, liquidity and other factors are considered along with the models’ output and drive the portfolio managers’ investment decisions.
The Portfolio may invest without limit in shares of REITs. The Portfolio may also invest in real estate companies of any market capitalization.
The Portfolio will, under normal market conditions, invest significantly in companies organized or located outside the US or doing substantial amount of business outside the US, including investing at least 30% of its assets in real estate companies organized or located outside the US or doing substantial amount of business outside the US.  The Portfolio allocates its assets among various regions and countries, including the US (but in no less than three different countries). The Portfolio considers a company that derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US as doing a substantial amount of business outside the US. The non-US companies in which the Portfolio invests may include those domiciled in emerging market countries. The Portfolio is not limited in the extent to which it may invest in emerging market companies. The Portfolio may also invest in securities of foreign companies in the form of American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs).
The Portfolio may engage in foreign currency transactions, including foreign currency forward contracts, futures contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-US companies. The Portfolio’s primary use of foreign currency transactions reduce the foreign currency risk inherent in the Portfolio’s investments.
Non-Diversified Status. The Portfolio is classified as a “non-diversified” investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Portfolio of liability for Federal income tax if its earnings are distributed to shareholders. As a non-diversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.
AST Cohen & Steers Realty Portfolio
Investment Objective: to seek to maximize total return through investment in real estate securities.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities of real estate related issuers.
The Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income. Generally, the equity securities of real estate related issuers will consist of:
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common stocks (including shares in real estate investment trusts (REITs)),
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rights or warrants to purchase common stocks,
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securities convertible into common stocks where the conversion feature represents, in the subadviser's view, a significant element of the securities' value, and
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preferred stocks.
Real estate related issuers include companies that derive at least 50% of revenues from the ownership, construction, financing, management or sale of real estate or that have at least 50% of assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.

Real estate companies may include REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as Equity REITs and Mortgage REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains or losses by selling properties. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments.
The Portfolio’s subadviser adheres to a bottom-up, relative value investment process when selecting publicly traded real estate securities. The subadviser utilizes a proprietary valuation model that quantifies relative valuation of real estate securities based on price-to-net asset value (NAV), cash flow multiple/growth ratios and a dividend discount model (DDM). Analysts incorporate both quantitative and qualitative analysis in their NAV, cash flow, growth and DDM estimates. The research process includes an evaluation of the commercial real estate supply and demand dynamics, management, strategy, property quality, financial strength, corporate structure and environmental, social and governance (ESG) factors. Judgments with respect to risk control, geographic and property sector diversification, liquidity and other factors are considered along with the models’ output and drive the portfolio managers’ investment decisions.
The Portfolio will concentrate its investments (i.e., invest at least 25% of its assets under normal circumstances) in securities of companies engaged in the real estate business.
Non-Diversified Status. The Portfolio is classified as a “non-diversified” investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Portfolio of liability for Federal income tax if its earnings are distributed to shareholders. As a non-diversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.
Other Investments:
The Portfolio may write (sell) put and covered call options and purchase put and call options on securities or stock indices that are listed on a national securities or commodities exchange. The Portfolio may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on the foregoing. The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Subadviser expects that the Portfolio will use these techniques on a relatively infrequent basis.
AST Dynamic Asset Allocation Portfolios: (Dynamic Asset Allocation Portfolios)
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AST Balanced Asset Allocation Portfolio
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AST Capital Growth Asset Allocation Portfolio
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AST Preservation Asset Allocation Portfolio
Investment Objective: to obtain the highest potential total return consistent with the Portfolio's specified level of risk tolerance.
The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Dynamic Asset Allocation Portfolios and, therefore, can be changed by the Board of the Trust at any time. The current relative risk tolerance level for each of the Dynamic Asset Allocation Portfolios may be summarized as set forth below:

Principal Investment Policies:
Each of the Dynamic Asset Allocation Portfolios is a “fund of funds.” That means that each Dynamic Asset Allocation Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which one of the Dynamic Asset Allocation Portfolios may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Dynamic Asset Allocation Portfolios, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Dynamic Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the Dynamic Asset Allocation Portfolios invest are other Portfolios of the Trust and certain money market funds or short-term bond funds advised by the Manager or one of its affiliates.
Investment Process. The asset allocation strategy for each Dynamic Asset Allocation Portfolio is determined by PGIM Investments and QMA. As a general matter, QMA begins by constructing a neutral allocation for each Dynamic Asset Allocation Portfolio. Each neutral allocation initially divides the assets for the corresponding Dynamic Asset Allocation Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Bloomberg Barclays US Aggregate Index. The Russell 3000 Index measures the performance of the approximately 3000 largest US companies based on total market capitalization, which represents approximately 98% of the US equity market. The MSCI EAFE Index consists of almost 1,000 stocks in 21 countries outside North and South America, and represents approximately 85% of the total market capitalization in those countries. The Bloomberg Barclays US Aggregate Index covers the US dollar-denominated, investment-grade, fixed-rate, taxable bond market of securities that have at least 1-year until final maturity and that are registered with the SEC. This index generally includes US government securities, mortgage-backed securities, asset-backed securities, and corporate securities but generally excludes municipal bonds, bonds with equity-type features (e.g., warrants, convertibility, etc.), private placements, floating-rate issues, and inflation-linked bonds. Generally, the neutral allocation for the more aggressive Dynamic Asset Allocation Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative Dynamic Asset Allocation Portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for each Portfolio generally will be determined by PGIM Investments. PGIM Investments will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each Portfolio based upon its views on certain factors, including, but not limited to, the following:
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asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities);
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geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers);
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investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics);

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market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers); and;
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“off-benchmark” factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as junk bonds), or cash.
Generally, PGIM Investments and QMA currently expect that the assets of the Dynamic Asset Allocation Portfolios will be invested as set forth in the table below.
	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Debt Securities and Money Market Instruments
AST Preservation Asset Allocation Portfolio	35% (Generally range from 27.5%-42.5%)	65% (Generally range from 57.5%-72.5%)
AST Balanced Asset Allocation Portfolio	60% (Generally range from 52.5%-67.5%)	40% (Generally range from 32.5%-47.5%)
AST Capital Growth Asset Allocation Portfolio	75% (Generally range from 67.5%-80%)	25% (Generally range from 20.0%-32.5%)
PGIM Investments and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within the above-referenced ranges. Consistent with each Dynamic Asset Allocation Portfolio's principal investment policies, PGIM Investments and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such above-referenced ranges at any time in their sole discretion. In addition, PGIM Investments and QMA may, at any time in their sole discretion, rebalance a Dynamic Asset Allocation Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PGIM Investments and ASTIS serve as the investment managers of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant Subadvisers.
Other Investments. The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of the Dynamic Asset Allocation Portfolios is now permitted under current law to invest in “securities” as defined under the 1940 Act. Under the 1940 Act and SEC exemptive relief, these Portfolios (among others) may invest in “securities“ (e.g., common stocks, bonds) and futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not ”securities“ within the meaning of the 1940 Act (collectively, Other Investments).
The AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio each respectively allocates approximately 10%, 12%, or 8% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
AST EMERGING MARKETS EQUITY PORTFOLIO
Investment Objective: to seek long-term capital appreciation.

Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of issuers: (i) located in emerging market countries or (ii) included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices.
A company will be considered to be located in an emerging market country if it is domiciled in, or derives more than 50% of its revenues or profits from, emerging market countries. Emerging market countries are generally countries not considered to be developed market countries, and therefore are not included in the MSCI World Index. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. Countries included in the MSCI Emerging Markets Index are considered emerging market countries.
The Portfolio’s subadvisers will invest primarily in equity and equity-related securities, which may include common stocks, preferred stock, convertible bonds, other securities convertible into common stock, depositary receipts, real estate investment trusts or securities with similar characteristics, securities of other investment companies, including exchange-traded funds (ETFs) and synthetic foreign equity securities, including international warrants. The Portfolio may invest without limit in foreign securities. The Portfolio may engage in derivative transactions as a substitute for the purchase or sale of securities or currencies, to express investment views, to manage risk exposures or to attempt to mitigate the adverse effects of foreign currency fluctuations. Such transactions may include foreign currency exchange contracts, index futures (including country index futures), equity swaps, index swaps, options and equity-linked securities (such as participation notes, equity swaps and zero strike calls and warrants).
The Portfolio is allocated among three subadvisers. AQR Capital Management, LLC uses a quantitative strategy. J.P. Morgan Investment Management, Inc. uses a fundamental strategy with an income and dividend growth focus. Martin Currie Inc. uses a fundamental strategy with a growth emphasis. The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.
J.P. Morgan is responsible for managing a portion of the Portfolio’s assets. JPM’s strategy is constructed predominantly through fundamental research and bottom-up stock selection. Generally, the strategy focuses on dividend yielding equity and equity-like securities that JPM believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation. JPM believes that, generally, strong cash flows enable a company to maintain and/or increase dividends. In addition, JPM may focus on key characteristics such as dividend yield, price to book ratio, price to earnings ratio and free cash flow yield. In selecting investments for the strategy, JPM generally seeks to avoid securities that present unsustainable dividends or declining long-term returns. JPM may sell a security if it believes that it no longer exhibits strong cash flow generation capabilities or that it cannot continue to support or increase the strategy’s income yield.
AQR is responsible for managing a portion of the Portfolio’s assets. AQR employs a disciplined approach emphasizing both top-down country/currency allocation and bottom-up security selection decisions that include selection of individual stocks within industries as well as explicit industry/sector selection. This approach is carried out through a systematic and quantitative investment process, and utilizes a set of value, momentum, and other economic factors to generate an investment portfolio based on AQR’s global asset allocation models and stock selection models.
Martin Currie Inc. is responsible for managing a portion of the Portfolio’s assets. The following are the key aspects of our Investment approach. Martin Currie have a proven ability to identify companies with sustainable growth potential and have built a track record of exploiting this market inefficiency to their clients’ advantage. A process whereby the majority of active risk comes from stock-specific sources and broad factor exposures (market beta, country, currency) risks are kept to a minimum. This delivers a highly differentiated portfolio with consistent risk and return characteristics through time. Martin Currie seek to deliver idiosyncratic stock alpha across our portfolio and not alpha reliant on the prevailing particular market direction or factor returns. In addition, environmental, social and governance (ESG) factors are fully integrated into the process. These ESG factors can have a material impact on a company’s financial position, reputation and ultimately corporate value, which is why Martin Currie integrates them fully into the investment analysis. All engagement and voting undertaken is the responsibility of the Martin Currie’s Emerging Markets team. As the Emerging Markets asset class has become more diverse, it has also become increasingly influenced by top down factors. Martin Currie’s approach ensures our fundamental, bottom up, research is enhanced by consideration of top down risks that could impact the investment case. This enables us the Martin Currie team to invest with increased conviction and to better understand our long-term research assumptions.
AST Fidelity Institutional am® QUANTITATIVE PORTFOLIO
Investment Objective: to seek long-term capital growth balanced by current income.
Principal Investment Policies:
The Portfolio allocates its assets across uniquely specialized investment strategies. The Portfolio has investment strategies that invest primarily in equity securities and fixed income strategies, as well as an investment strategy designed to provide liquidity. The actively managed investment strategies seek to add value through bottom-up security selection. The Portfolio normally invests 65% of its assets in equity securities and 35% of its assets in fixed income securities depending on market conditions and the Portfolio’s capital market assumptions. The Portfolio also seeks to add value through active allocation driven by the portfolio management team’s evolving secular, cyclical and tactical views of the markets. Depending on market conditions and the portfolio management team’s capital market outlook, equity allocations may range from 55-75% and fixed income allocations may range from 25-45%. The Portfolio is constructed using in-depth quantitative research and a diverse set of quantitative models, supplemented by fundamental research. An integral part of the investment process is intensive risk management at two levels: (1) at the Portfolio level and (2) at the investment strategy level. The Subadviser reserves the right to over-weight, underweight, or exclude certain investment strategies from the holdings of the Portfolio while maintaining exposures within broad asset class guidelines. The typical allocation among the various asset classes is set forth below:
Investment Strategy	Approximate Allocation	Typical Range
Equity
US	32.5%	20-55%
Non-US	32.5%	15-35%
Total Equity	65%	55-75%
Fixed Income
Investment Grade	32%	25-45%
Below Investment Grade	3%	0-5%
Total Fixed Income	35%	25-45%
1. Global Quantitative Equity: Seeks to outperform the MSCI World Index (developed markets) on a risk-adjusted basis with an emphasis on downside protection. The Global Quantitative Equity discipline employs a quantitative alpha source, derived systematically from proprietary analyst ratings, with quantitative risk management. Portfolio construction is determined by a quantitative investment process that uses an optimizer to minimize portfolio expected risk given the alpha source, while dynamically adjusting risk exposures to countries, currencies, and industries.
2. Quantitative Large Cap Core: Seeks to outperform the S&P 500® Index while managing market, industry, and style bets. The Quantitative Large Cap Core discipline employs a quantitative investment process. The process is based on a collection of proprietary computer programs, or models, that calculate expected return rankings based on variables such as earnings growth prospects, valuation, and relative strength. Portfolio construction uses a traditional optimizer that maximizes expected return of the portfolio, while managing tracking error.

3. Small Cap Core: Seeks to outperform the Russell 2000 Index over a full market cycle by investing in a diversified portfolio of US small cap equities. The Small Cap Core strategy capitalizes on FIAM and Fidelity’s extensive research capabilities by using rigorous fundamental research to identify the best investment opportunities. The portfolio is constructed to have similar characteristics and sector weights relative to the benchmark, generating value-added primarily through stock selection.
4. International Equity Growth: Seeks to add value in excess of the MSCI EAFE Growth Index. The strategy typically will invest 70% or more in international developed equities with flexibility to gain exposure to companies in the US and emerging markets whose revenue is primarily generated in international developed markets.
5. International Equity Value: Seeks long-term capital appreciation over a market cycle relative to the MSCI EAFE Value® Index, through active management, of primarily, non-US securities, with a focus on buying quality companies that have the ability to compound value through time.
6. Emerging Markets Equity: Seeks to provide excess returns relative to the MSCI Emerging Markets® Index (Net) while maintaining similar fundamental characteristics. The discipline is an innovative investment approach that capitalizes on the Subadviser’s fundamental research by combining stock selection with quantitative risk control.
7. Intermediate Duration: Seeks to outperform the Bloomberg Barclays Intermediate Government/Credit Bond® Index by investing in a full spectrum of investment-grade securities, with a focus on intermediate duration issues. Sector valuation and individual security selection is emphasized, while managing duration in line with the index. Macroeconomic and top-down perspectives also play a role. The investment decision-making process is implemented within a team framework. However, each account has a lead portfolio manager, who is responsible for all sector and security level decisions. Portfolios are constructed using in-depth quantitative research, supplemented with fundamental analysis. Each day, proprietary quantitative models are applied to over 140,000 securities across the entire investment-grade universe, providing us with a comprehensive understanding of risk and return characteristics in the government, credit, and structured sectors of the market.
8. Long Duration: Seeks to outperform the Bloomberg Barclays Long-Term Government/Credit Bond® Index by investing in a full spectrum of investment-grade securities, with a focus on long duration issues. An integral part of the strategy is intensive quantitative risk management with a focus on limiting tracking error. The investment process emphasizes sector allocation and individual security selection, while managing duration in line with the index. Macroeconomic and top-down perspectives also play a role. The investment decision-making process is very similar to that of the Intermediate Duration portfolio.
9. Mortgage-Backed Securities: Seeks to generate returns that exceed the Bloomberg Barclays Securitized Index through investments in investment grade fixed income securities, primarily mortgage-related securities and other securitized debt instruments. An integral part of the strategy is intensive quantitative risk management with a focus on limiting tracking error.
10. Investment Grade Credit: Seeks to outperform the Bloomberg Barclays US Credit Bond® Index by investing in a full spectrum of US dollar–denominated investment-grade securities. An integral part of the strategy is intensive risk management with a focus on low tracking error. The investment process emphasizes sector allocation and individual security selection, while managing duration in-line with the index. Macroeconomic and top down perspectives also play a role. The investment decision-making process is very similar to that of the Intermediate Duration portfolio.
11. Leveraged Loans: The FIAM Leveraged Loan discipline seeks to outperform the S&P/LSTA Leveraged Loan index. It invests in corporate floating rate loans and seeks to exploit market inefficiencies primarily via in-depth fundamental credit research on capital structure, covenants, collateral value, and the ability to monetize that collateral as necessary. Since these are floating rate instruments, interest rate movements are less relevant to changes in performance. Rather, loan performance is primarily linked to the financial health and operating performance of the issuer. As such, the downside risk associated with a loan investment makes it imperative to accurately assess the credit fundamentals and underlying collateral. The portfolio management team takes a bottom-up approach, focusing on understanding each position relative to the benchmark in order to help minimize downside volatility, while also participating in up markets. Strong quantitative risk management controls are embedded in every aspect of the investment process. Through the use of proprietary quantitative resources, the portfolio management team has real time measurements of all portfolio risk characteristics relative to the benchmark.
12. Inflation-Protected Bonds: Seeks to generate returns that match those of the Bloomberg Barclays U.S. TIPS Index by investing primarily in 1-year to 30-year U.S. TIPS. The strategy takes an indexing approach to portfolio management that (1) seeks to construct a portfolio that owns all the securities in the benchmark index at all times, and (2) seeks to own each security in such a way that its percentage ownership (or weight) in the portfolio comes close to matching the weight of the security in the benchmark index.
13. Liquidity Strategy: The Portfolio allocates approximately 10-15% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio's overall investment process.
AST Goldman Sachs Small-Cap Value Portfolio
Investment Objective: to seek long-term capital appreciation.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of equity investments issued by small capitalization companies.
The Portfolio seeks its objective, under normal circumstances, through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. Typically, in choosing stocks, the Subadviser looks for companies using the Subadviser's value investment philosophy.
The subadviser’s investment process involves: (1) using multiple industry-specific valuation metrics to identify real economic value and company potential in stocks, screened by valuation, profitability and business characteristics; (2) conducting in-depth company research and assessing overall business quality; (3) considering a wide range of factors as part of the fundamental investment process, which may include integrating environmental, social and governance (ESG) factors with traditional fundamental factors; and (4) buying those securities that a sector portfolio manager recommends, taking into account feedback from the rest of the portfolio management team. No one factor or consideration is determinative in the stock selection process. The subadviser may decide to sell a position for various reasons, including valuation and price considerations, readjustment of the subadviser’s outlook based on subsequent events, the subadviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes.
Small capitalization companies are defined as companies within the market capitalization range of the Russell 2000® Value Index. (measured at the time of investment). Although the Portfolio will invest primarily in publicly traded US securities, including real estate investment trusts (REITs), it may also invest in foreign securities, including securities of issuers in countries with emerging markets or economies (emerging countries) and securities quoted in foreign currencies.

Price and Prospects. All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. The Subadviser believes a company's prospective ability to generate high cash flow and returns on capital will strongly influence investment success.
Uncertainty creates opportunity. Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the ”value traps“ that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through its proprietary research and strong valuation discipline, the subadviser seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.
Avoiding ”value traps.“ The Subadviser believes the key to successful investing in the small cap value space is to avoid the ”losers“ or ”value traps.“ Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the ”losers,“ the Subadviser believes it can participate in the long-term performance of small cap value with less risk than other managers.
Other Investments:
The Portfolio may engage in various portfolio strategies to reduce certain risks of its investments and to enhance income, but not for speculation. The Portfolio may purchase and write (sell) put and covered call options on equity securities or stock indices that are traded on national securities exchanges. The Portfolio may purchase and sell stock index futures for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.
The Portfolio may invest up to 25% of its total assets (at the time of investment) in securities (of the type described above) that are primarily traded in foreign countries. The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Portfolio also may purchase foreign currency put options and write foreign currency call options on US exchanges or US over-the-counter markets. The Portfolio may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency.
The Portfolio also may invest in preferred stocks and bonds that either have attached warrants or are convertible into common stocks.
The Portfolio may invest in a limited number of industries or industry sectors.
Foreign Securities. The Portfolio may invest up to 25% of its total assets in foreign securities (including emerging market securities) denominated in foreign currencies and not publicly traded in the United States. The Portfolio may invest directly in foreign securities denominated in a foreign currency, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.
AST GOVERNMENT Money Market Portfolio
Investment Objective: to seek high current income and maintain high levels of liquidity.

Principal Investment Policies:
The Portfolio invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or government securities. Government securities include US Treasury bills, notes, and other obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities. The Portfolio has a policy to invest under normal conditions 80% of its net assets in government securities and/or repurchase agreements that are collateralized by government securities.
In managing the Portfolio’s assets, the Subadviser uses a combination of top-down economic analysis and bottom up research in conjunction with proprietary quantitative models and risk management systems. In the top down economic analysis, the Subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the Subadviser’s bottom-up research which informs security selection. In its bottom up research, the Subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
The Subadviser may also consider factors such as yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Subadviser may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
The Portfolio seeks to maintain a stable net asset value of $1.00 per share. In other words, the Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its goal of a stable net asset value, and shares of the Portfolio are neither insured nor guaranteed by the US government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio's net asset value per share to fall below $1.00. In addition, the income earned by the Portfolio will fluctuate based on market conditions, interest rates and other factors.
The Portfolio is managed in compliance with regulations applicable to government money market mutual funds, specifically, Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). The Portfolio will not acquire any security with a remaining maturity exceeding 397 calendar days (as defined by Rule 2a-7 or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulations). The Portfolio is required to hold at least 10% of its total assets in “daily liquid assets” and at least 30% of its total assets in “weekly liquid assets.” Daily liquid assets include cash (including demand deposits), direct obligations of the US Government and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash (including demand deposits), direct obligations of the US Government, US Government agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.
The Portfolio will (i) maintain a dollar-weighted average portfolio maturity of 60 calendar days or less and (ii) a dollar-weighted average life (portfolio maturity measured without reference to any maturity shortening provisions) of 120 calendar days or less.
The Portfolio will comply with the diversification, quality and other requirements of Rule 2a-7. This means that the money market instruments purchased by the Portfolio are limited to securities that the subadviser has determined present minimal credit risks to the Portfolio, based on an analysis of the capacity of the security's issue or guarantor to meet its financial obligations. In addition, a security, at the time of purchase by the Portfolio, must have been determined by the subadviser to present minimal credit risk. If, after purchase, the credit quality of an instrument deteriorates, the Portfolio’s subadviser or the Board of Trustees (the Board) (where required by applicable regulations) will decide whether the instrument should be held or sold. All portfolio instruments purchased by the Portfolio will be denominated in US dollars.

As a “government money market fund” under Rule 2a-7, the Portfolio (1) uses the amortized cost method of valuation to seek to maintain a $1.00 share price, and (2) at the election of the Board, is not subject to a liquidity fee and/or a redemption gate on redemptions which might apply to other types of money market funds in the future should certain triggering events specified in Rule 2a-7 occur. However, the Board reserves the right, with notice to shareholders, to change the policy with respect to liquidity fees and/or redemption gates, thereby permitting the Portfolio to impose such fees and gates in the future.
United States Government Obligations. The Portfolio will invest in obligations of the US Government and its agencies and instrumentalities directly. Such obligations may also serve as collateral for repurchase agreements. US Government obligations include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress. Some US Government obligations are supported by the full faith and credit of the US Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the US Government to purchase the agency's obligations; still others are supported only by the credit of the agency. There is no assurance that the US Government will provide financial support to one of its agencies if it is not obligated to do so by law.
Asset-Backed Securities. The Portfolio may invest in asset-backed securities backed by assets such as credit card receivables, automobile loans, manufactured housing loans, corporate receivables, and home equity loans in accordance with industry limits based upon the underlying collateral. The Portfolio may invest in certain government supported asset-backed notes in reliance on no-action relief issued by the SEC that such securities may be considered as government securities for purposes of compliance with the diversification requirements under Rule 2a-7.
Demand Features. The Portfolio may purchase securities that include demand features, which allow the Portfolio to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer-term securities can be purchased because of the expectation that the Portfolio can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the Rule 2a-7 under the 1940 Act, as amended.
Floating Rate and Variable Rate Securities. The Portfolio may purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.
Voluntary Yield Support. In a low interest rate environment, the yield for the Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Portfolio's net asset value per share to fall below $1.00. PGIM Investments LLC and AST Investment Services, Inc. may decide to reimburse certain of these expenses to the Portfolio in order to maintain a positive yield, however they are under no obligation to do so and may cease doing so at any time without prior notice.
AST High Yield Portfolio
Investment Objective: to seek maximum total return, consistent with preservation of capital and prudent investment management.
Principal Investment Policies:
The assets of the Portfolio are independently managed by J.P. Morgan Investment Management, Inc. (J.P. Morgan) and PGIM Fixed Income under a multi-manager structure. Pursuant to the multi-manager structure, the Manager determines and allocates a portion of the Portfolio's assets to each of PGIM Fixed Income and J.P. Morgan. PGIM Fixed Income is responsible for managing approximately 60% of the Portfolio's net assets, and J.P. Morgan is responsible for managing the remaining 40% of the Portfolio's net assets. These allocations, however, are reviewed by the Manager periodically and may be altered or adjusted by the Manager without prior notice. Such adjustments will be reflected in the annual update to the Prospectus.

In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in non-investment grade high-yield fixed income investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Non-investment grade securities are securities rated Ba or lower by Moody's Investors Services, Inc. or equivalently rated by S&P Global Ratings or Fitch Ratings, or, if unrated, determined by the relevant Subadviser to be of comparable quality.
In managing the Portfolio’s assets, PGIM Fixed Income uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the subadviser’s bottom-up research which informs security selection. In its bottom-up research, PGIM Fixed Income develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
PGIM Fixed Income may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
PGIM Fixed Income may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
The Portfolio may invest in all types of fixed income securities. The Portfolio invests in non-investment grade fixed income securities (commonly known as ''junk bonds'') that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
The Portfolio may purchase the securities of issuers that are in default. The Portfolio may engage in short sales. The Portfolio may invest in common stocks, warrants, rights, and other equity securities. The Portfolio may invest up to 10% of its total assets in preferred stock. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in US dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries.
PGIM Fixed Income may invest up to 20% of the sleeve of assets managed by PGIM Fixed Income in collateralized debt obligations. Depending on the amount of its investment in CDOs, the Portfolio’s risk profile may be lower or higher than peer funds that invest in such securities. PGIM Fixed Income takes into account the effect of such investments on the Portfolio’s risk profile when choosing to invest in CDOs.
To the extent the Portfolio invests in sovereign debt obligations, the Portfolio will be subject to the risk that the issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. There are also risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country. The risks associated with the general economic environment of a country can encompass, among other things, low quality and growth rate of Gross Domestic Product (GDP), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP. The risk factors associated with the inability of a country to pay its external debt obligations in the immediate future may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.
The Portfolio may invest in all types of fixed income securities. The following paragraphs describe some of the specific types of fixed income investments that the Portfolio may invest in, and some of the specific investment practices that the Portfolio will engage in.
Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the US dollar and a foreign currency or currencies.
Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on US or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy. The Portfolio's investments in swap agreements are described directly below.
Equity and Equity-Related Securities. From time to time, the Fund may purchase or hold equity or equity-related securities incidental to the purchase or ownership of fixed income instruments or in connection with a reorganization of a borrower. These include common stock, preferred stock or securities that may be converted into or exchanged for common stock—known as convertible securities—like rights and warrants.
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
The Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.
Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a “net basis.” Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.
Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.
For purposes of applying the Portfolio's investment policies and restrictions (as stated in the Prospectus and the SAI) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap sold by the Portfolio (i.e., where the Portfolio is selling credit default protection), however, the High Yield Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations CDOs, which includes collateralized bond obligations CBOs, collateralized loan obligations CLOs and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the High Yield Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be classified by the Portfolio as illiquid investments, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Bank Loans. The Portfolio may invest in bank loans, including below investment grade bank loans (which are often referred to as leveraged loans). Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, delayed draw loans, synthetic letters of credit, and other instruments issued in the bank loan market. The Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower.
Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.
Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.
Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.
Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.
Foreign Securities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in US dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities of issuers based in developing countries (as determined by the relevant Subadviser). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Short Sales and Short Sales “Against the Box.”The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When the Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.
The Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, the Portfolio is required to (i) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (ii) the Portfolio must otherwise cover its short position. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by the Portfolio on such security, the Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes the Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. The Portfolio will realize a gain if the security declines in price between those dates. The Portfolio's gain is limited to the price at which it sold the security short. No assurance can be given that the Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. To that end, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
The Portfolio may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on the Portfolio's records or with the Trust’s Custodian.
Illiquid Investments. The Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain over-the-counter derivative instruments, and securities and other financial instruments that are not readily marketable, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. The 15% limit is applied as of the date the Portfolio purchases an illiquid investment. It is possible that the Portfolio's holding of illiquid investments could exceed the 15% limit as a result of, for example, market developments (e.g., an increase in the value of the Portfolio's illiquid holdings and/or a decrease in the value of the Portfolio's liquid holdings) or redemptions.
The Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid investments pursuant to procedures adopted by the Trust on behalf of the Portfolios. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933.

US Government Securities. The Portfolio may invest in various types of US Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the US Treasury; those that are supported by the discretionary authority of the US Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.
Municipal Securities. The Portfolio may, from time to time, invest in municipal bonds including general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. The Portfolio may also invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes. Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.
AST HOTCHKIS & WILEY Large-Cap Value Portfolio
Investment Objective: to seek current income and long-term growth of income, as well as capital appreciation.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities of large capitalization companies. This policy is a non-fundamental policy. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.
The Portfolio invests primarily in stock and other equity securities and normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Subadviser also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.
The Portfolio may invest in a limited number of industries or industry sectors.
AST International Growth Portfolio
Investment Objective: to seek long-term growth of capital.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are economically tied to countries other than the United States. Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange-traded funds (ETFs), securities of real estate investment trusts (REITs) and income and royalty trusts, structured securities including participation notes (P-Notes), structured notes (S-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form.
The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the

United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.
The assets of the Portfolio are independently managed by three Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Manager determines and allocates a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Manager periodically and may be altered or adjusted by the Manager without prior notice. Such adjustments will be reflected in the annual update to this prospectus.
Although each Subadviser follows the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of long-term growth of capital. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below.
William Blair. In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics and compares the company’s stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.
Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.
In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.
NBIA. In picking stocks, NBIA looks for what they believe to be well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected returns. NBIA also considers the outlooks for various countries and sectors around the world, examining economic, market, social, and political conditions. NBIA follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.
Jennison. Jennison's investment strategy is based on rigorous internal fundamental research and a highly interactive investment process. Jennison uses a bottom-up approach to stock selection. This means that Jennison's investment team selects securities on a company-by-company basis using fundamental analysis to identify companies with some or all of the following: projected high long-term earnings growth, positive earnings revision trends, strong or improving revenue growth, high or improving returns on equity and invested capital, and sufficient trading liquidity.

Jennison's investment team may consider companies that have sources of attractive growth that take many forms, including disruptive (or game-changing) technologies, products, or services; new product cycles or market expansion; inflection points in industry growth; best-of-breed leadership in particular niches, believed to have sustainable competitive advantages; and restructuring synergies.
Jennison also considers the competitive landscape, including a company's current market share and positioning relative to competitors; potential to increase market share; degree of industry concentration; ability to benefit from economies of scale; pricing power; exposure to regulation; technology relative to competitors; distribution costs relative to competitors; and patent protections.
Jennison likewise assesses a company's ability to execute its business strategy—factors considered may include the company's financial flexibility, capital resources, and the quality of its management.
Along with attractive fundamental characteristics, Jennison also looks for companies with appropriate valuations.
Jennison's investment strategy is not limited by specific industry, sector or geographic requirements or limits. As such, sector and industry weightings are incidental to Jennison's bottom-up stock selection process.
Jennison may reduce or eliminate a position in a security from the portion of the Portfolio that it manages under circumstances that the investment team believes appropriate, including in the event of an unfavorable change in fundamentals such as a weakening financial or competitive position or a significant change in management or governance issues, an increase in a stock's volatility exposure or for other reasons.
Special Situations. The Portfolio may invest in “special situations” from time to time. A special situation arises when, in the opinion of a Subadviser, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
Other Investments:
The Portfolio may invest to a lesser degree in debt securities, including bonds rated below investment grade (“junk” bonds), mortgage and asset-backed securities and zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).
The Portfolio may make short sales “against the box.” In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:
Short Sales and Short Sales “Against the Box.” The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When the Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.
The Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, the Portfolio is required to (i) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (ii) the Portfolio must otherwise cover its short position. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by the Portfolio on such security, the

Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes the Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. The Portfolio will realize a gain if the security declines in price between those dates. The Portfolio's gain is limited to the price at which it sold the security short. No assurance can be given that the Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. To that end, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
The Portfolio may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on the Portfolio's records or with the Trust’s Custodian.
Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively derivative instruments). Other types of derivatives in which the Portfolio may invest include participation notes (P-notes) or Low Exercise Price Warrants (LEPWs) or similar instruments as a way to access certain non-US markets. These instruments are derivative securities which provide investors with economic exposure to an individual stock, basket of stocks or equity.
The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.
Index/Structured Securities. The Portfolio may invest in indexed/structured securities, which typically are short-to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors
This Portfolio is co-managed by William Blair, NBIA and Jennison. As of December 31, 2020, William Blair is responsible for managing approximately 35% of the Portfolio’s assets, NBIA is responsible for managing approximately 35% of the Portfolio’s assets, and Jennison is responsible for managing approximately 30% of the Portfolio’s assets.
AST International Value Portfolio
Investment Objective: to seek capital growth.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities. Equity securities include common stocks, securities convertible into common stocks and securities having common characteristics or other derivative instruments whose value is based on common stocks such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps. Some of these securities may be acquired in Initial Public Offerings (IPOs).

To achieve its investment objective, the Portfolio invests at least 65% of its net assets in the equity securities of foreign companies in at least three different countries, without limit as to the amount of Portfolio assets that may be invested in any single country. A company is considered to be a foreign company if it satisfies at least one of the following criteria:
■
securities are traded principally on stock exchanges in one or more foreign countries;
■
derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;
■
maintains 50% or more of its assets in one or more foreign countries;
■
is organized under the laws of a foreign country; or
■
principal executive office is located in a foreign country.
The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin. The companies in which the Portfolio invests may be of any size.
The Portfolio may invest in a limited number of industries or industry sectors.
The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Manager determines and allocates a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Manager periodically and the allocations may be altered or adjusted by the Manager without prior notice. Such adjustments will be reflected in the annual update to this prospectus.
Although each Subadviser follows the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in equity securities, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below.
LSV. LSV uses a proprietary quantitative investment model to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment model are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-US, developed market equities. This investment strategy can be described as a “contrarian value” approach. The objective of the strategy is to outperform the unhedged US Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index. The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index.
The Portfolio will typically hold at least 100 stocks and LSV will generally align its portion of the Portfolio's country weightings with those of the MSCI EAFE Index. LSV intends to keep its portion of the Portfolio's assets as fully invested in non-US equities as practicable at all times, except as needed to accommodate the Portfolio's liquidity needs.
Lazard. Lazard invests primarily in equity securities, principally common stocks, of non-US companies with market capitalizations generally greater than $2 billion that Lazard believes are undervalued based on their earnings, cash flow or asset values. In choosing stocks for the Portfolio, Lazard looks for established companies in economically developed countries and may invest in securities of companies that are domiciled in or whose principal business activities are located in emerging market countries.
Lazard believes that stock returns over time are driven by the sustainability and direction of financial productivity, balanced by valuation. However, Lazard believes that financial markets will sometimes evaluate these factors inefficiently, presenting investment opportunities in three key ways:

1. Highly financially productive companies can sustain or improve returns on existing and incremental capital for longer than investors appreciate.
2. Investors often misprice structural change. Positive and negative structural changes within companies and industries which lead to improving or declining financial productivity are often under appreciated by investors. These changes often have a material and under-appreciated impact on the intrinsic value of a company.
3. Investors' shorter term focus on news flow can result in significant mispricing of a security because typically a company’s intrinsic value fluctuates much less than the share price.
To take advantage of these structural inefficiencies, Lazard portfolio manager/analysts and sector specialists collaborate on detailed fundamental analysis that are rooted in developing unique sources of insight and integrating knowledge across regions, sectors and asset classes.
Other Investments:
Options, Financial Futures and Other Derivatives. The Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Portfolio's investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.
In addition to options and financial futures, the Portfolio may invest in a broad array of other “derivative” instruments, including forward currency transactions and swaps in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.
As of December 31, 2020, LSV was responsible for managing approximately 60% of the Portfolio's assets, and Lazard was responsible for managing approximately 40% of the Portfolio's assets.
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
Investment Objective: to seek capital appreciation consistent with its specified level of risk tolerance.
Principal Investment Policies:
The Portfolio is a multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities, high yield or “junk” bonds, real estate investment trusts (REITs), convertibles, underlying portfolios, and various types of derivative instruments. The Portfolio allocates its assets among various regions and countries throughout the world, including the United States (but in no less than three countries). The Portfolio uses various investment strategies and a global tactical asset allocation strategy. Equity securities in which the Portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, warrants and rights to buy common stocks, and master limited partnerships.
The Portfolio's subadviser J.P. Morgan, seeks to assess the risks presented by certain environmental, social and governance factors (ESG). J.P. Morgan will assess how ESG risks are considered within an active manager's investment process and how the active manager defines and mitigates material ESG risks. Although these particular risks are considered, underlying funds and securities of issuers presenting such risks may be purchased and retained by the Portfolio.
The subadviser uses third party scoring metrics to identify ESG risks at the underlying fund/strategy level and reconcile to underlying managers’ ESG integration processes, all within the context of the holistic manager selection process.

Under normal circumstances, approximately 65% of the Portfolio's net assets are invested to provide exposure to equity securities and approximately 35% of its net assets will be invested to provide exposure to fixed income securities. Depending on market conditions, such equity exposure may range between 55-75% of the Portfolio's net assets and such fixed income exposure may range between 25-45% of its net assets. Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds, etc.); (ii) the use of derivatives (e.g., option and futures contracts on indices, securities, and commodities, currency forwards, etc.); and (iii) the purchase of underlying ETFs. In implementing its asset allocation strategy the portfolio allocates assets to various underlying investment sleeves or implementation vehicles. In the case of core fixed income, all cash and securities that are held in a core fixed income sleeve or vehicle are considered a part of that sleeve’s or vehicle’s assigned asset class. More specific information regarding the Portfolio's minimum, neutral, and maximum exposures to various asset classes under normal circumstances is set forth below. Depending on the allocation of assets, the Portfolio may at times temporarily underperform more optimistic peers during a strong equity rally.
Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
US Equity	24.50%	-	50.50%
REITs	0.50%	-	8.50%
Developed International Equity	2.0%	-	22.0%
Emerging International Equity	0.0%	-	14.0%
Global Convertibles	0.0%	-	8.0%
Total Equities & Global Convertibles	55%	65%	75%

Fixed Income
US Core Fixed Income	20.0%	-	40.0%
US High Yield	0.0%	-	11.0%
Emerging Markets Debt	0.0%	-	6.0%
Total Fixed Income*	25%	35%	45%
* Fixed income futures may also be utilized for duration management and are not considered to have a notional market value and therefore are not included within the above ranges.
Sub-Asset Class	Minimum Exposure	Maximum Exposure
Total Non-US Assets	12.0%	35.0%
Total REITs & Emerging International Equity	2.0%	20.0%
Total US High Yield & US Small-Cap Equity excluding REITs and Global Convertibles	0.0%*	16.0%
*The minimum exposure applies to physical securities only. By using derivatives in small-cap equity, the minimum exposure may fall below 0%.
The Portfolio allocates approximately 10% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
AST J.P. Morgan International Equity Portfolio
Investment Objective: to seek capital growth.

Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities. Equity securities include common stocks, securities convertible into common stocks securities having common stock characteristics or other derivative instruments whose value is based on common stocks, such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps investments.
The Portfolio seeks to meet its investment objective by normally investing primarily in a diversified portfolio of equity securities of companies located or operating in developed non-US countries and emerging markets of the world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States.
The Portfolio normally allocates its investments among a variety of countries, regions and industry sectors, investing in several countries outside of the United States. However, the Portfolio may invest a substantial part of its assets in any one country. The Portfolio intends to invest in companies (or governments) in the following countries or regions: the Far East including Japan, Europe including the UK and other countries or areas that the Subadviser may select from time to time. The Portfolio may invest up to 15% of its total assets in securities of issuers located and operating primarily in emerging market countries.
While the Portfolio may engage in transactions intended to hedge its exposure to fluctuations in foreign currencies, it does not normally do so. To the extent the Portfolio invests in securities of issuers in developing countries, the Portfolio may be subject to even greater levels of risk and share price fluctuation. Transaction costs are often higher in developing countries and there may be delays in settlement of transactions.
Other Investments:
The Portfolio may invest up to 20% of its total assets in debt or preferred equity securities exchangeable for or convertible into marketable equity securities of foreign companies. In addition, the Portfolio may regularly invest up to 20% of its total assets in high-grade short-term debt securities, including US Government obligations, investment grade corporate bonds or taxable municipal securities, whether denominated in US dollars or foreign currencies. The Portfolio also may purchase and write (sell) covered call and put options on securities and stock indices. The Portfolio may also purchase and sell stock and interest rate futures contracts and options on these futures contracts. The purpose of these transactions is to hedge against changes in the market value of the Portfolio's securities caused by changing interest rates and market conditions, and to close out or offset existing positions in options or futures contracts. The Portfolio may from time to time make short sales “against the box.”
AST J.P. Morgan tactical preservation Portfolio (formerly, AST J.P. Morgan Strategic Opportunities Portfolio)
Investment Objective: to seek to maximize return compared to the benchmark through security selection and tactical asset allocation.
Principal Investment Policies:
The Portfolio utilizes a variety of diversifying asset classes and investment styles. Under normal circumstances, the Portfolio will maintain a strategic allocation of approximately 40% of net assets in global equity securities and approximately 60% of net assets in fixed income securities. Depending on market conditions, under normal circumstances, the global equity exposure may range between 20-50% of net assets, and the fixed income allocation may range between 40-80% of net assets.
The Portfolio may invest in a wide range of asset classes, including US and non-US fixed income, high yield bonds, convertible bonds, emerging markets bonds, US and non-US equities, emerging markets equities, and real estate investment trusts (REITs) domiciled in and outside of the US. The allocation to these asset classes will vary depending on the tactical views of the Portfolio’s subadviser, J.P. Morgan Investment Management, Inc.

The Portfolio's subadviser J.P. Morgan, seeks to assess the risks presented by certain environmental, social and governance factors (ESG). J.P. Morgan will assess how ESG risks are considered within an active underlying fund's investment process and how the active underlying fund defines and mitigates material ESG risks. Although these particular risks are considered, underlying funds and securities of issuers presenting such risks may be purchased and retained by the Portfolio.
The subadviser uses third party scoring metrics to identify ESG risks at the underlying fund/strategy level and reconcile to underlying managers’ ESG integration processes, all within the context of the holistic manager selection process.
The Portfolio’s allocation to global equity securities may be obtained through (i) the purchase of “physical securities” (e.g., common stocks, bonds); (ii) the use of derivatives (e.g., option and futures contracts on indices or securities); and/or (iii) the purchase of underlying exchange-traded funds (ETFs). In implementing its asset allocation strategy, the Portfolio allocates assets to various underlying investment sleeves or implementation vehicles.
The Portfolio’s strategic asset allocation is designed to account for the liquidity needs of the Portfolio throughout market cycles. The liquidity profile of the Portfolio may cause temporary deviations from the strategic asset allocation due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
The Portfolio may engage in active and frequent trading of portfolio securities to try to achieve its investment objective.
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
Investment Objective: to seek long-term growth of capital.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the equity and equity-related securities of large-capitalization companies. For purposes of this 80% policy, the Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Index. As of February 28, 2021, the Russell 1000® Index had a median market capitalization of approximately $13.5 billion, and the largest company by market capitalization was approximately $2.04 trillion. The size of the companies in the Russell 1000® Index will change with market conditions. Securities of companies whose market capitalizations no longer meet the definition of large capitalization companies after purchase by the Portfolio will still be considered to be large capitalization companies for purposes of the Portfolio’s policy of investing, under normal circumstances, at least 80% of the value of its assets in large capitalization companies.
Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process for the Portfolio. Securities in which the Portfolio invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Portfolio is not likely to receive significant dividend income on its portfolio securities. Jennison’s portfolio managers also focus on companies experiencing some or all of the following: strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, superior management and financial strength. Such companies generally trade at high prices relative to their current earnings. Jennison considers selling or reducing a stock position when, in the opinion of its portfolio managers, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. Given the subadviser’s selection criteria and proclivity for fast growing companies, the Portfolio may at times have a more aggressive risk profile than peer funds, depending on market conditions.

The Portfolio may invest in a limited number of industries or industry sectors.
In addition to using a growth investment style to invest in the common stocks of large companies for the Portfolio, Jennison also may use the following additional investment strategies to try to increase the investment returns of the Portfolio or to protect its assets if market conditions warrant.
Preferred Stocks and Other Equity-Related Securities. In addition to common stocks, the Portfolio may invest in preferred stocks and other equity-related securities of large companies. Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange-traded funds (ETFs), securities of real estate investment trusts (REITs) and income and royalty trusts, structured securities including participation notes (P-Notes), structured notes (S-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form. Like common stocks, preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company’s income for purposes of receiving dividend payments and on the company’s assets in the event of liquidation. Equity-related securities include securities that may be converted into or exchanged for common stock or the cash value of common stock-known as convertible securities-like rights and warrants. The Portfolio may also invest in ADRs and similar receipts or shares traded in US markets, which are certificates-usually issued by a US bank or trust company-that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in US dollars. The Portfolio considers ADRs and similar receipts to be equity-related securities. Other equity-related securities in which the Portfolio may invest include investments in various types of business ventures, including partnerships and joint ventures.
Foreign Securities. The Portfolio may invest up to 30% of its total assets in foreign securities, including money market instruments, common stocks, preferred stocks, other equity-related securities, and debt obligations. The Portfolio does not consider ADRs, ADSs, or other similar receipts or shares traded in US markets to be foreign securities.
Real Estate Investment Trusts. The Portfolio may invest the equity and/or debt securities of REITs. REITs are like corporations, except that they do not pay income taxes if they meet certain IRS requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate and distribute almost all of their income-most of which comes from rents, mortgages and gains on sales of property-to shareholders.
Derivative Strategies. Jennison may use various derivative strategies to try to improve the Portfolio’s returns. Jennison may also use hedging techniques to try to protect the Portfolio’s assets. The Portfolio cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Portfolio will not lose money.
A derivative is a financial instrument, the value of which depends upon, or is derived from, the value of an underlying asset, interest rate, or index. The use of derivatives-including, without limitation, futures, foreign currency forward contracts, options on futures and various types of swaps-involves costs and can be volatile. With derivatives, Jennison tries to predict if the underlying investment-a security, market index, currency, interest rate, or some other benchmark, will go up or down at some future date. Jennison may use derivatives to try to reduce risk or to increase return consistent with the Portfolio’s overall investment objectives. Jennison will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives Jennison may use may not match or offset the Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.
Futures Contracts and Related Options. The Portfolio may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Portfolio makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.
Swap Transactions. The Portfolio may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.
Swap Options. The Portfolio may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. For more information about these strategies, see the SAI.
Options on Securities and Financial Indexes. The Portfolio may purchase and sell put and call options on securities and financial indexes traded on US or foreign securities exchanges, on the NASDAQ Stock Market or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Portfolio will sell only covered options. For more information about the Portfolio’s use of options, see the SAI.
Options. The Portfolio may purchase and sell put and call options on debt securities, swaps, and currencies traded on US or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities, swaps or such currencies in exchange for a premium. The options may be on debt securities, aggregates of debt securities, financial indexes, US government securities, foreign government securities, swaps and foreign currencies. The Portfolio will sell only covered options. Covered options are described in the SAI.
Asset Segregation for Derivative Strategies. As an open-end management investment company registered with the SEC, the Portfolio is subject to the federal securities laws, including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolio must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Portfolio must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to ”cash-settle,“ however, the Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio’s daily marked-to-market (net) obligations, if any (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. The Trust reserves the right to modify the asset segregation policy of the Portfolio in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.
Debt Obligations. Under normal circumstances, up to 20% of the Portfolio’s total assets may be invested in debt obligations. The Portfolio will not invest in debt securities rated below investment grade.
The Portfolio may invest in various types of debt obligations, including, without limitation: (i) US Government securities; (ii) certain debt obligations issued or guaranteed by the US Government and government-related entities, including mortgage-related securities; (iii) privately-issued mortgage-related and asset-backed securities; (iv) debt obligations of US corporate issuers; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations.

AST LARGE-CAP CORE PORTFOLIO
Investment Objective: to seek long-term capital appreciation.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock. For purposes of the Portfolio, a large-cap company is a company with a market capitalization in the range of companies in the S&P 500 Index (between $684.7 billion and $2.04 trillion as of February 28, 2021).
QMA LLC employs a quantitatively driven investment process, which uses an adaptive model that evaluates stocks based on their growth expectations and seeks to identify the most attractive stocks, subject to risk constraints. J.P. Morgan Investment Management, Inc. and Massachusetts Financial Services Company use fundamental investment processes seeking to identify high-quality stocks at reasonable prices through bottom-up research and stock selection. The Strategic Investment Research Group of the Manager determines the allocation of assets among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.
J.P. Morgan is responsible for managing a portion of the Portfolio’s assets. JPM’s strategy follows a multi-step process. Within each sector, the strategy focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the strategy seeks to produce returns that exceed those of the S&P 500 Index. In managing the strategy, JPM employs a three-step process that combines research, valuation and stock selection. In addition, JPM buys and sells equity securities, using the research and valuation rankings as a basis. In general, JPM buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria: (i) catalysts that could trigger a rise in a stock’s price, (ii) high potential reward compared to potential risk; and (iii) temporary mispricings caused by apparent market overreactions.
MFS is responsible for managing a portion of the Portfolio’s assets. MFS normally invests the portion of the Portfolio’s assets assigned to it primarily in equity securities. In selecting investments for the portion of the Portfolio assigned to MFS, MFS is not constrained by any particular investment style. MFS may invest the Portfolio’s assets in the stocks of companies that MFS believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While MFS may invest the Portfolio’s assets in companies of any size, MFS primarily invests in securities of companies with large capitalizations. MFS may invest the Portfolio’s assets in foreign securities. MFS normally invests the Portfolio’s assets across different industries and sectors, but MFS may invest a significant percentage of the Portfolio’s assets in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
Investment Objective: to seek capital growth. Income is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.

Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies that are selected for their growth potential. Large companies are defined as those companies within the market capitalization range of the Russell 1000® Growth Index.
Loomis Sayles employs a growth style of equity management that seeks to emphasize companies with sustainable competitive advantages versus others, long-term structural growth drivers that will lead to above-average future cash flow growth, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. Loomis Sayles aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value (i.e. companies with share prices trading significantly below what the portfolio manager believes the share price should be.). Loomis Sayles will consider selling a portfolio investment when it believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects intrinsic value, or for other investment reasons which it may deem appropriate. The Portfolio typically is comprised of 30-40 stocks.
The Portfolio will normally hold a core position of between 30 and 40 common stocks. The Portfolio may hold a limited number of additional common stocks at times when Loomis Sayles is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.
Special Situations. The Portfolio may invest in ”special situations“ from time to time. A ”special situation“ arises when, in the opinion of the Subadviser, the securities of a particular company will be recognized and increase in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in ”special situations“ carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
Other Investments:
The Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.
The Portfolio may also purchase securities of foreign issuers including foreign equity and debt securities and depositary receipts. The foreign securities may include companies located in developing countries. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.
The Portfolio may invest in a limited number of industries or industry sectors.
Index/Structured Securities. The Portfolio may invest without limit in index/structured securities, which are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. , their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.
Futures, Options and Other Derivative Instruments. The Portfolio may purchase and write (sell) options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies, options on futures contracts, forward contracts and swaps and swap-related products.

These instruments will be used primarily to hedge the Portfolio's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as increasing the Portfolio's income or otherwise enhancing return.
AST MFS Global Equity Portfolio
Investment Objective: to seek capital growth.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities. Equity securities represent an ownership interest, or the right to acquire an ownership interest in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.
In selecting investments for the Portfolio, the Subadviser is not constrained by any particular investment style. The Subadviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
While the Subadviser may invest the Portfolio's assets in securities of companies of any size, the Subadviser primarily invests in securities of companies with large capitalizations. The Subadviser invests the Portfolio's assets in US and foreign securities, including emerging market securities. The Portfolio normally invests its assets across different industries, sectors, countries and regions, but the Portfolio may at times invest a large percentage of its assets in issuers in a single industry, sector, country or region. Depending on market conditions, the Portfolio may at times have a lower risk profile and underperform more opportunistic peer funds.
The Subadviser uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. The Subadviser may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
The Subadviser may engage in active and frequent trading in pursuing the Portfolio's principal investment strategies.
AST MFS GROWTH ALLOCATION PORTFOLIO
Investment Objective: to seek total return which is comprised of capital appreciation and income.
Principal Investment Policies:
The Portfolio is designed to provide diversification among asset classes, including domestic equity securities, international equity securities, real estate-related securities, and fixed income securities, consistent with a greater than moderate level of risk relative to other asset allocation strategies managed by the Portfolio’s sole subadviser, MFS.
Asset Allocation: Under normal circumstances, approximately 80% of the Portfolio’s assets are allocated to equity market exposures (including domestic equity securities, international equity securities, and real estate-related investments), and approximately 20% of the Portfolio’s assets are allocated to fixed income market exposures. The Portfolio’s assets are allocated to asset classes and investment strategies by the quantitative group of MFS following a two stage asset allocation process.

The first stage is a strategic asset allocation to determine the percentage of the Portfolio’s assets invested in the general asset classes of domestic equity securities, international equity securities, fixed income securities and real estate-related securities based on the risk/return potential of the different asset classes and the risk profile of the Portfolio. The asset class allocations provide an initial layer of diversification for the Portfolio.
The second stage involves the selection of MFS investment strategies within the general asset classes of domestic equity securities, international equity securities, fixed income securities, and real estate-related securities based on the MFS investment strategy classifications, historical risk, performance, and other factors. This selection process provides a second layer of diversification within the asset class allocations. Within the domestic and international equity security allocations, MFS seeks to diversify the investment strategies selected by geography, in terms of market capitalization (by including large, mid, and small capitalization domestic strategies), and by style (by including both growth and value strategies). Within the fixed income security allocation, MFS also seeks to provide geographic diversification and includes fixed income strategies with varying degrees of interest rate and credit exposure.
The asset class allocations and the MFS investment strategies represented and their target weightings are not designed to take advantage of short-term market opportunities and have been selected for investment over longer time periods. The asset class allocations and the MFS investment strategies represented and their target weightings may be changed without shareholder approval or notice. The actual weightings can deviate due to market movements and cash flows. MFS periodically rebalances the Portfolio’s investments in the MFS investment strategies.
Individual Security Selection: A team of investment professionals selects investments for the Portfolio. MFS allocates the Portfolio’s assets to investment professionals by investment strategy.
The Portfolio’s assets are normally invested in US and foreign securities, including real estate-related investments and emerging market securities.
MFS generally seeks to diversify the Portfolio’s equity investments in terms of market capitalization (e.g., small, mid, large cap), style (e.g., growth, value), and location (e.g., U.S., foreign). These allocations may vary from time to time. Equity securities include common stocks, preferred stocks, convertible securities, equity interests in REITS, and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.
Of the Portfolio’s investments in debt instruments, the Portfolio’s assets are normally invested in both investment grade quality debt instruments and below investment grade quality debt instruments. Debt instruments include corporate bonds, US Government securities, inflation-adjusted debt instruments, foreign government securities, securitized instruments, municipal instruments, floating rate loans, and other obligations to repay money borrowed, or other instruments believed to have debt-like characteristics.
While the Portfolio’s assets are normally invested across different industries, sectors, countries, and regions, a significant percentage of the Portfolio’s assets may be invested in issuers in a single industry, sector, country or region.
While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives as part of its individual security selection process, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives include futures, forward contracts, options, swaps, and certain structured securities.
MFS uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments and their potential in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument’s credit quality and terms, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Factors considered for real estate-related investments may include the issuer’s management ability, cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio, and market price. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument may be considered.
Liquidity Strategy: The Portfolio allocates approximately 10% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon, to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
AST MFS Growth Portfolio
Investment Objective: to seek long-term growth of capital and future, rather than current, income.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts.
The Subadviser focuses on investing the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.
While the Subadviser may invest the Portfolio's assets in securities of companies of any size, the Portfolio primarily invests in securities of companies with large capitalizations.
The Subadviser uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. The Subadviser may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
The Subadviser normally invests the Portfolio’s assets across different industries and sectors, but the Subadviser may at times invest a large percentage of the Portfolio’s assets in issuers in a single industry or sector. The Portfolio may also invest up to 35% of its net assets in foreign securities.
The Subadviser may engage in active and frequent trading in pursuing the Portfolio's principal investment strategies.
AST MFS LARGE-CAP VALUE Portfolio
Investment Objective: to seek capital appreciation.

Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in issuers with large market capitalizations.
Large market capitalization issuers are issuers with market capitalizations of at least $5 billion at the time of purchase. The Portfolio normally invests its assets primarily in equity securities. The Portfolio may invest its assets in foreign securities.
The Portfolio focuses on investing its assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
The Subadviser to the Portfolio uses an active bottom-up investment approach to buying and selling investments. Investments will be selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. The Subadviser may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
The Subadviser normally invests the Portfolio’s assets across different industries and sectors, but the Subadviser may at times invest a large percentage of the Portfolio’s assets in issuers in a single industry or sector.
The Subadviser may engage in active and frequent trading in pursuing the Portfolio's principal investment strategies.
AST MID-CAP GROWTH PORTFOLIO
Investment Objective: to seek long-term growth of capital.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by medium capitalization companies. The Portfolio normally pursues its objective by investing primarily in the common stocks of mid-capitalization companies. For purposes of the Portfolio, mid-capitalization companies are generally those that have market capitalizations between $1 billion and 120% of the market capitalization of the largest company included in the Russell Midcap Growth Index (Index). The size of the companies in the Index changes with market conditions and the composition of the Index. As of February 28, 2021, the range of the market capitalizations of the issuers in the Index was between $684.7 million and $64.4 billion.
Massachusetts Financial Services Company (MFS). MFS is responsible for managing a portion of the Portfolio’s assets. MFS normally invests the portion of the Portfolio’s assets assigned to it primarily in equity securities. Equity securities include common stocks and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer. MFS focuses on investing the portion of the Portfolio’s assets assigned to MFS in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. MFS may invest the Portfolio’s assets in foreign securities. MFS normally invests the Portfolio’s assets across different industries and sectors, but MFS may invest a significant percentage of the Portfolio’s assets in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

Victory Capital Management Inc. (Victory Capital) is also responsible for managing a portion of the Portfolio’s assets. Victory Capital’s investment franchise, RS Investments, employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. Valuation is an integral part of the investment process, and purchase decisions are based on the investment team’s expectation of the potential reward relative to risk of each security based in part on its proprietary earnings calculations. The investment team regularly reviews the portion of the Portfolio’s assets assigned to Victory Capital and will sell securities when the team believes the securities are no longer attractive because (1) a deterioration in rank of the security in accordance with the Adviser’s process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive.
AST Mid-Cap Value Portfolio (formerly, AST Neuberger Berman / LSV Mid-Cap Value Portfolio)
Investment Objective: to seek capital growth.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by medium capitalization companies. For purposes of the Portfolio, mid-capitalization companies are generally those that have market capitalizations between $1 billion and 120% of the market capitalization of the largest company included in the Russell Midcap Value Index.
The assets of the Portfolio are independently managed by three subadvisers under a multi-manager structure. The subadvisers are Massachusetts Financial Services Company (MFS), Wellington Management Company LLP (Wellington Management), and Sycamore Capital, an investment franchise of Victory Capital Management Inc. (Victory Capital). The subadvisers use bottom-up, fundamental research approaches.
MFS is responsible for managing a portion of the Portfolio’s assets. MFS normally invests the portion of the Portfolio’s assets assigned to it primarily in equity securities. Equity securities include common stocks, equity interests in real estate investment trusts (REITs), and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer. MFS focuses on investing the portion of the Portfolio’s assets assigned to MFS in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. MFS may invest the Portfolio’s assets in foreign securities. MFS normally invests the Portfolio’s assets across different industries and sectors, but MFS may invest a significant percentage of the Portfolio’s assets in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.
Victory Capital is responsible for managing a portion of the Portfolio’s assets. Victory Capital invests, through its investment franchise, Sycamore Capital, in companies that it believes to be of high quality based on criteria such as market share position, profitability, balance sheet strength, competitive advantages, management competence and the ability to generate excess cash flow. Victory Capital uses a bottom-up investment process in conducting fundamental analysis to identify companies that have sustainable returns trading below Victory Capital’s assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher. Victory Capital may sell a security if it believes the stock has reached its fair value estimate, if a more attractive opportunity is identified, or if the fundamentals of the company deteriorate.

Wellington Management employs a contrarian investment approach of purchasing stocks the portfolio team believes to be misunderstood by the marketplace, utilizing proprietary research resources within a disciplined, bottom-up investment process. Wellington Management’s investment philosophy centers on the belief that investors often misprice equities due to behavioral biases such as anchoring and/or recency bias. During times of stress, investors are often overcome by emotion, myopically focused on short-term results and typically lack the depth and conviction to take a contrarian perspective. Through a structured focus on a combination of valuation, quality, and capital return, the Wellington Management team seeks to opportunistically capitalize on stock dislocations with a competitively advantaged assessment of earnings power and business quality. Wellington Management will sell a stock when it reaches/approaches our target price, exceeds our market-cap limitations, fundamentals deteriorate, or if we find better risk/reward opportunities elsewhere.
The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.
AST Prudential Core Bond Portfolio
Investment Objective: to seek to maximize total return consistent with the long-term preservation of capital.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in intermediate and long-term debt obligations and high quality money market instruments.
The above-referenced 80% test is applied at the time the Portfolio invests; later percentage changes caused by a change in Portfolio assets, market values, or ratings downgrades will not require the Portfolio to dispose of a holding. The types of debt obligations in which the Portfolio may invest, include, without limitation, US Government securities, mortgage-related securities (including commercial mortgage-backed securities), asset-backed securities, bank loans by assignment as well as through loan participations, corporate bonds, and municipal bonds.
In managing the Portfolio’s assets, the Subadviser uses a combination of top-down economic analysis and bottom up research in conjunction with proprietary quantitative models and risk management systems. In the top down economic analysis, the Subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the Subadviser’s bottom-up research which informs security selection. In its bottom up research, the Subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
The Subadviser may also consider factors such as yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Subadviser may invest in a security based upon the expected total return rather than the yield of such security. The Subadviser may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
The Portfolio may invest without limit in debt obligations issued or guaranteed by the US Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the US Government is an obligation of the Government National Mortgage Association. In addition, the Portfolio may invest in US Government securities issued by other government entities, like the Federal National Mortgage Association and the Student Loan Marketing Association which are not backed by the full faith and credit of the US Government. Instead, these issuers have the right to borrow from the US Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in debt obligations that are rated investment grade. Investment grade debt obligations are those rated within the four highest rating categories assigned by a rating agency such as Moody's, S&P, or Fitch, or, if unrated, determined by the Subadviser to be of comparable quality. Likewise, the Portfolio may invest up to 20% of its net assets in debt obligations rated below investment grade (often referred to as junk bonds) by the major ratings services, or, if unrated, considered to be of comparable quality by the Subadviser. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the US by US or foreign issuers, whether or not such securities are denominated in the US dollar. The Portfolio may also invest up to 20% of its assets in collateralized debt obligations, including collateralized loan obligations (CDOs). Depending on the amount of its investment in CDOs, the Portfolio’s risk profile may be lower or higher than peer funds that invest in such securities. PGIM Fixed Income takes into account the effect of such investments on the Portfolio’s risk profile when choosing to invest in CDOs.
The Portfolio may also invest in convertible debt and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.
The Portfolio may invest in leveraged loans. Leveraged loans are business loans made to borrowers that may be US or foreign corporations, partnerships, or other business entities. The interest rates on leveraged loans are periodically adjusted to a generally recognized base rate such as the London Interbank Offered Rate or the prime rate as set by the Federal Reserve. Such senior loans may be rated below investment grade or, if unrated, deemed by the Subadviser to be the equivalent of below investment grade securities. The Portfolio’s investment in senior loans will usually be made in the form of participations or assignments.
The Subadviser may use various derivative strategies to try to improve the Portfolio’s returns. The Subadviser may also use hedging techniques to try to protect the Portfolio’s assets. The Subadviser and the Portfolio cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Portfolio will not lose money. The use of derivatives — such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities, swaps, and swap options — involves costs and can be volatile. With derivatives, the Portfolio’s subadviser tries to predict if the underlying investment – a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. The Subadviser may use derivatives to try to reduce risk or to increase return consistent with the Portfolio’s overall investment objective. The Subadviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives used may not match or offset the Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.
When the Portfolio uses derivative strategies, it designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the SEC. For example, with respect to forwards and futures contracts that are not contractually required to ”cash-settle,“ the Portfolio must cover its open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to ”cash-settle,“ however, the Portfolio is permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolio will have the ability to employ leverage to a greater extent than if it were required to segregate assets equal to the full notional value of such contracts. Futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities, swaps, and swap options are described in more detail in this Prospectus under the heading “More Detailed Information About Other Investments & Strategies Used By The Portfolios—Additional Investments & Strategies.”

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
Investment Objective: to seek total return.
Principal Investment Policies:
The asset class allocation strategy for the Portfolio is determined by QMA. QMA is also responsible for managing the quantitative equity segment of the Portfolio. Jennison is responsible for managing fundamental equity segment of the Portfolio. PGIM Fixed Income is responsible for managing the fixed income segment of the Portfolio. In addition, the Portfolio may invest in real estate or real estate related securities. PGIM Real Estate is responsible for managing the Portfolio’s real estate-related investments.
In managing the Portfolio’s assets, the subadvisers use a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadvisers develop views on economic, policy and market trends. In its bottom-up research, the subadvisers develop an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadvisers may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
The Portfolio invests in a combination of global equity and equity-related securities, debt obligations and money market instruments in order to achieve diversification in a single Portfolio. QMA adjusts the percentage of Portfolio assets in each category in accordance with its expectations regarding the different markets, as those expectations may change from time to time. The Strategic Investment Research Group of the Manager determines the allocation of Portfolio assets among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.
The Portfolio allocates approximately 15-25% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy also allows QMA to implement tactical asset allocation based on the subadviser's macro-economic views. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio's overall investment process.
Asset Class Allocation of the Portfolio. In seeking to add value, QMA tactically overweights or underweights asset classes based on perceived investment opportunities. It may actively change allocations among the underlying asset classes based on changing market and economic conditions, and may also periodically rebalance asset allocation portfolios to target asset class weights. Within broad asset classes, QMA may also allocate among sub-asset classes such as US large cap equity, small cap equity, and emerging markets.
Quantitative Equity Segment. QMA’s quantitative equity investment strategy employs a quantitatively driven, bottom up investment process. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their growth expectations. QMA constructs portfolios that seek to maximize the Portfolio’s investment in the most attractive stocks identified by the model subject to risk constraints.
The quantitative equity segment of the Portfolio is invested in a broadly diversified portfolio of global (including emerging markets) equity and equity-related securities across all market capitalizations. Equity and equity-related securities include common and preferred stock, ETFs, securities convertible into common stock, depository receipts, securities having common stock characteristics, futures contracts (generally collateralized with Treasury Bills), and other derivative instruments whose value is based on common stock, such as rights, warrants, swaps or options to purchase common stock.
Fundamental Equity Segment. Jennison’s investment strategy is based on rigorous internal fundamental research and a highly interactive investment process. Jennison uses a bottom-up approach to stock selection. This means that Jennison’s investment team selects securities on a company-by-company basis using fundamental analysis to identify companies with some or all of the following: projected high long-term earnings growth, positive earnings revision trends, strong or improving revenue growth, high or improving returns on equity and invested capital, and sufficient trading liquidity.
The fundamental equity segment of the Portfolio is invested in a broadly diversified portfolio of global (including emerging markets) equity and equity-related securities across all market capitalizations. Equity and equity-related securities include common and preferred stock, ETFs, securities convertible into common stock, depository receipts, securities having common stock characteristics, futures contracts (generally collateralized with Treasury Bills), and other derivative instruments whose value is based on common stock, such as rights, warrants, swaps or options to purchase common stock.
Fixed Income Segment. The fixed income segment of the Portfolio invests in a broadly diversified portfolio of global fixed income securities (including emerging markets and non-dollar denominated issued) and fixed income related securities. The fixed income segment of the Portfolio invests, under normal circumstances, at least 80% of its net assets of its investable assets in debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality by the subadviser. Likewise, the fixed income segment of the Portfolio may invest up to 20% of its net assets in high-yield/high-risk debt securities (commonly known as “junk bonds”). The Portfolio may also invest up to 20% of the assets in the fixed income segment in collateralized debt obligations. Depending on the amount of its investment in CDOs, the Portfolio’s risk profile may be lower or higher than peer funds that invest in such securities. PGIM Fixed Income takes into account the effect of such investments on the Portfolio’s risk profile when choosing to invest in CDOs.
In managing the fixed income segment of the Portfolio, PGIM Fixed Income uses a combination of top-down economic analysis and bottom up research in conjunction with proprietary quantitative models and risk management systems. In the top down economic analysis, PGIM Fixed Income develops views on economic, policy and market trends by continually evaluating economic data that affects the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into PGIM Fixed Income’s bottom-up research which informs security selection. In its bottom up research, PGIM Fixed Income develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
PGIM Fixed Income may also consider factors such as yield, spread and potential for price appreciation as well as credit quality, maturity and risk. PGIM Fixed Income may invest in a security based upon the expected total return rather than the yield of such security. PGIM Fixed Income may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
Market Participation Strategy. This strategy is designed to provide upside equity participation, while seeking to reduce downside risk over the course of a full market cycle. The strategy does not invest directly in equity securities but gains equity exposure primarily through investments in options and futures. Under normal circumstances, the strategy is primarily invested in US equity index options, futures, and US government securities (including its agencies and instrumentalities). From time to time, the strategy may also invest in corporate bonds and supranational securities.
AST QMA US Equity Alpha Portfolio
Investment Objective: to seek long-term capital appreciation.

Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of US issuers. For purposes of this non-fundamental investment policy, US issuers are issuers whose primary listing is on a securities exchange or market inside the United States.
The Portfolio uses a long/short investment strategy in seeking to achieve its investment objective. This means the Portfolio shorts a portion of the Portfolio and uses the proceeds of the shorts, or other borrowings, to purchase additional stocks long. By employing this long/short strategy, the Portfolio seeks to produce returns that exceed those of its benchmark index, the Russell 1000® Index (i.e., the Portfolio seeks additional alpha, often quantified by a fund's excess return above a benchmark index). The Russell 1000® Index is composed of stocks representing more than 90% of the market cap of the US market and includes the largest 1000 securities in the Russell 3000® Index.
In general, for its long positions, the Portfolio may overweight issuers that it believes may outperform the Russell 1000® Index and may underweight those issuers it believes may underperform the Russell 1000® Index, while managing the Portfolio's active risk. The Portfolio will generally sell securities short that it believes may underperform the Russell 1000® Index or may not perform as well as comparable securities. The Portfolio may also sell securities short to manage the Portfolio's active risk.
In rising markets, the Portfolio expects that its long positions generally will appreciate more rapidly than the short positions, and in declining markets, that its short positions generally will decline faster than the long positions. Short sales allow the Portfolio to seek to earn returns on securities that the Portfolio believes may underperform, and also allows the Portfolio to maintain additional long positions. The Portfolio will target approximately 100% net market exposure, similar to a “long-only” strategy, to US equities.
Operational Complexities; Relationship with Prime Broker. Selling short and investing the proceeds from the short sale in additional long positions will require a prime broker to hold the short position in the Portfolio's prime brokerage account, with the custodian bank holding collateral to satisfy the collateral requirements relating to the short positions at the prime broker. As such, a tri-party custody and pledge agreement is required between the custodian bank, the prime broker, and the Portfolio. This structure requires setting up a pledge account with the custodian bank, which is used to satisfy the collateral requirements relating to the short positions at the prime broker. The custodian bank holds the securities from the Portfolio's long position as collateral. The tri-party agreement provides for substitution of collateral, as well as for release of collateral in excess of applicable margin requirements. The tri-party structure requires a more complicated and costly support structure.
Short Sales. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio will have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions before it otherwise intends to do so.
Until the short sale is closed, the broker effecting the short sale typically requires the proceeds or other securities to serve as collateral to secure the Portfolio's obligation to cover the short position. However, the Portfolio may use all or a portion of the cash proceeds that it receives in connection with short sales to purchase securities or for other Portfolio purposes. If the Portfolio does this, it must pledge replacement collateral as security to the broker and may use securities that it owns to meet any such collateral obligations. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation.
When borrowing a security for delivery to a buyer, the Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Portfolio must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Portfolio is unable to borrow the same security for delivery. In that case, the Portfolio would need to purchase a replacement security at the then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security.
Because the Portfolio's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which the Portfolio sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, the Portfolio's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.
Potential Conflicts: Side-by-Side Management of Long-Only and Long-Short Strategies. QMA currently manages both long-only and long-short strategies. With respect to QMA's management of these strategies side by side, the security weightings (positive or negative) in each account are typically determined by a quantitative algorithm. An independent review is performed by QMA's compliance unit to assess whether any such positions would represent a departure from a quantitative algorithm used to derive the positions in each portfolio. QMA's review is intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios. Such views may actually be reasonable and consistent due to differing portfolio constraints.
Other Investments:
The Portfolio may invest in ADRs, American Depositary Shares (ADSs) and other similar receipts or shares traded in US markets, which are considered to be US securities. Additional investments may include ETFs. The Portfolio may invest in derivatives, such as futures contracts or equity swaps, for hedging purposes (to seek to reduce risk) and for non-hedging purposes (to seek to increase return consistent with the Portfolio's investment objective).
In addition, the Portfolio may also (1) hold common stock or warrants received as the result of an exchange or tender offer, (2) buy or sell securities on a forward commitment basis, (3) lend its portfolio securities, (4) invest in options, futures, forwards and equity swaps, (5) engage in reverse repurchase agreements for investment purposes, (6) borrow money for investment purposes, and (7) borrow money for temporary or emergency purposes.
AST Quantitative Modeling Portfolio
Investment Objective: to seek to obtain a high potential return while attempting to mitigate downside risk during adverse market cycles.
Principal Investment Policies:
General. The Portfolio operates as a “fund-of-funds.” That means that the Portfolio invests substantially all of its assets in a combination of Underlying Portfolios in accordance with its own specialized asset allocation strategy. Currently, the only Underlying Portfolios in which the Portfolio invests are other investment portfolios of the Trust and certain money market funds or short-term bond funds advised by the Manager or its affiliates. Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used as investment options for the Capital Growth Segment or the Fixed Income Segment.
Capital Growth Segment. QMA, the sole subadviser for the Portfolio, constructs a neutral allocation for the Capital Growth Segment. The neutral allocation initially divides the assets attributable to the Capital Growth Segment across three broad-based securities benchmark indexes: the Russell 3000 Index, the Bloomberg Barclays US Aggregate Index, and the MSCI EAFE Index. The neutral allocation generally emphasizes investments in the equity asset class. The selection of specific combinations of Underlying Portfolios for the Capital Growth Segment is generally determined by PGIM Investments. PGIM Investments employs various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation established by QMA. QMA then performs its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA further adjusts the neutral allocation and the preliminary Underlying Portfolio weights for the Capital Growth Segment based upon its views on certain factors, including, but not limited to, the following:
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asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities and money market instruments);
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geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers);
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investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics);
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market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers); and
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“off-benchmark” factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as “junk bonds”), or cash.
The assets of the Capital Growth Segment are invested in accordance with the table below under normal circumstances.
Percentage of Capital Growth Segment Net Assets Allocated to Underlying Portfolios Investing Primarily in Equity Securities (Equity *Underlying Portfolios)	Percentage of Capital Growth Segment Net Assets Allocated to Underlying Portfolios Investing Primarily in Debt Securities and Money Market Instruments (Debt-Money Market Underlying Portfolios)
75% (Generally range from 67.5%-80%)	25% (Generally range from 20%-32.5%)
PGIM Investments and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within the above-referenced ranges. Consistent with the Portfolio's principal investment policies, PGIM Investments and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such above-referenced ranges at any time in their sole discretion. In addition, PGIM Investments and QMA may, at any time in their sole discretion, rebalance the Capital Growth Segment's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PGIM Investments and ASTIS serve as the investment managers of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant Subadvisers.
Fixed Income Segment. The net assets attributable to the Fixed Income Segment are invested in the AST Investment Grade Bond Portfolio (the AST Bond Portfolio). The investment objective of the AST Bond Portfolio is to seek to maximize total return, consistent with the preservation of capital and liquidity needs. In pursuing its investment objective, the AST Bond Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds. For purposes of this 80% policy, investment grade bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, that are issued by both government and non-government issuers and rated BBB or higher by S&P, Baa or higher by Moody's, BBB or higher by Fitch or, if unrated, are determined by the Subadviser to be of comparable quality, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to debt securities and fixed income securities with such ratings. All references to the ratings categories used for determining what constitutes an investment grade bond are without regard to gradations within those categories. PGIM Fixed Income, the Subadviser for the AST Bond Portfolio, currently intends to maintain an overall weighted average credit quality rating of A– or better for the AST Bond Portfolio. This target overall credit quality for the AST Bond Portfolio is based on ratings as of the date of purchase. In the event the AST Bond Portfolio's overall credit quality drops below A– due to downgrades of individual portfolio securities, PGIM Fixed Income will take appropriate action based upon the relevant facts and circumstances.
PGIM Fixed Income has a team of fixed income professionals, including credit analysts and traders, with experience in many sectors of the US and foreign fixed income securities markets. PGIM Fixed Income uses qualitative and quantitative analysis to evaluate each bond issue considered for the AST Bond Portfolio. In selecting portfolio securities for the AST Bond Portfolio, PGIM Fixed Income considers economic conditions and interest rate fundamentals. PGIM Fixed Income also evaluates individual issues within each bond sector based upon their relative investment merit and will consider factors such as yield and potential for price appreciation as well as credit quality, maturity and risk.
The AST Bond Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the AST Bond Portfolio emphasizes investments in several different types of securities and financial instruments, including, without limitation: (i) US Government securities; (ii) certain debt obligations issued or guaranteed by the US Government and government-related entities, including mortgage-related securities; (iii) privately-issued mortgage-related and asset-backed securities; (iv) debt obligations of US corporate issuers; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. The AST Bond Portfolio also may invest up to 50% of its total assets in US dollar-denominated debt securities issued in the United States by certain foreign issuers and up to 10% of its investable assets in non-investment grade bonds (also referred to junk bonds).
Overview of Operation of Quantitative Model. Normally 100% of the Portfolio's net assets are allocated to the Capital Growth Segment. Portfolio assets are transferred between the Capital Growth Segment and the Fixed Income Segment based on the application of a quantitative model to the Portfolio's overall net asset value (NAV) per share. In general terms, the model seeks to transfer Portfolio assets from the Capital Growth Segment to the Fixed Income Segment when the Portfolio's NAV per share experiences certain declines and from the Fixed Income Segment to the Capital Growth Segment when the Portfolio's NAV per share experiences certain increases or remains flat over certain periods of time. These positive and negative movements in the Portfolio's NAV per share are measured by reference to a “target NAV per share”, which itself will be based, in part, on previous highs of the Portfolio's actual NAV per share. Such “target NAV per share” will fluctuate over time as the Portfolio's actual NAV per share rises and falls. The model, however, will not generate: (i) a transfer to the Fixed Income Segment from the Capital Growth Segment that would result in more than 90% of the Portfolio's net assets being allocated to the Fixed Income Segment, or (ii) a large-scale transfer between the Portfolio's segments that exceeds certain pre-determined percentage thresholds. Notwithstanding such limits on transfers, more than 90% of the Portfolio's net assets may be allocated to the Fixed Income Segment at a given point in time due to an increase in the aggregate value of that segment and/or a decline in the aggregate value of the Capital Growth Segment.
In an effort to reduce transaction costs, the Manager or QMA may decline to implement a transfer between the Portfolio's segments that would otherwise be initiated by the quantitative model to the extent such transfer does not exceed certain pre-determined percentage thresholds. In addition, the quantitative model is proprietary and may be changed by the Manager or QMA over time. The Manager or QMA may determine that such a change is appropriate for a variety of reasons, including, without limitation, due to changing market, financial, or economic conditions or to make enhancements to the model based on actual experience.
Overall Asset Allocation for Quantitative Modeling Portfolio. Below are the approximate exposures to Equity Underlying Portfolios and Debt-Money Market Underlying Portfolios that would result from: (i) an allocation of 100% of the Portfolio's assets to the Capital Growth Segment and the corresponding allocation of Portfolio assets (i.e., 0%) to the Fixed Income Segment; (ii) an even division of Portfolio assets between the Capital Growth Segment and the Fixed Income Segment; and (iii) an allocation of 90% of the Quantitative Modeling Portfolio's assets to the Fixed Income Segment and the corresponding allocation of Portfolio assets (i.e., 10%) to the Capital Growth Segment.
	Assumed Allocation of Portfolio Assets: 100% Capital Growth Segment* and 0% Fixed Income Segment	Assumed Allocation of Portfolio Assets: 50% Capital Growth Segment* and 50% Fixed Income Segment	Assumed Allocation of Portfolio Assets: 10% Capital Growth Segment* and 90% Fixed Income Segment
% of Portfolio Assets Allocated to Equity Underlying Portfolios	75%	37.5%	7.5%
% of Portfolio Assets Allocated to Debt-Money Market Underlying Portfolios	25%	62.5%	92.5%

* Assumes that 75% of the Capital Growth Segment's net assets will be invested in Equity Underlying Portfolios while the remaining 25% of the Capital Growth Segment's net assets will be invested in Debt-Money Market Underlying Portfolios.
As shown in the table immediately above, a shareholder's specific investment experience depends, in part, on how the Portfolio's assets are allocated between the Capital Growth Segment and the Fixed Income Segment during the period in which the shareholder invested in the Portfolio.
AST Small-Cap Growth Portfolio
Investment Objective: to seek long-term capital growth.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in small capitalization companies.
The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the Subadvisers intend to focus the Portfolio's investments will change with market conditions.
UBS Asset Management (Americas) Inc. (UBS AM) is responsible for managing a portion of the Portfolio’s assets. In selecting securities, UBS AM seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To this end, UBS AM considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. UBS AM may cause the Portfolio to invest in emerging growth companies, which are companies that UBS AM expects to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.
Emerald is also responsible for managing a portion of the Portfolio’s assets. Emerald seeks to maximize returns and minimize risks by capitalizing on the inefficiencies inherent in today’s small-cap markets. Emerald is dedicated to fundamental, bottom-up research designed to identify unrecognized, under-researched, undervalued as well as overvalued companies. Since 1,130 Russell 2000 stocks have five or fewer sell-side analysts, while 378 stocks have two or fewer, as compiled by FactSet as of January 4, 2021, Emerald believes there is extraordinary opportunity in the small capitalization markets. Emerald strives to construct portfolios which bear little resemblance to the broad market and are comprised of companies that “they strive to know better than anyone else.”
Because the Portfolio invests primarily in common stocks, the primary risk of investing in the Portfolio is that the value of the stocks it holds might decrease, and you could lose money. The prices of the securities in the Portfolios will fluctuate. These price movements may occur because of changes in the financial markets as a whole, a company's individual situation or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.
Other Investments:
The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, and convertible securities. In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:
Foreign Securities. The Portfolio may invest up to 15% of its total assets in foreign securities. The Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. American Depository Receipts and foreign issuers traded in the United States are not considered to be Foreign Securities for purposes of this investment limitation.

Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively derivative instruments). The Portfolio may use derivative instruments to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates.
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
Investment Objective: to seek capital growth.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by small-capitalization companies. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index or the S&P SmallCap 600 Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index, the S&P SmallCap 600 Growth Index, and those on which the subadvisers intend to focus the Portfolio's investments will change with market conditions.
The Portfolio may invest in a limited number of industries or industry sectors.
Victory Capital Management Inc. (Victory Capital) is responsible for managing a portion of the Portfolio’s assets. Victory Capital’s investment franchise, RS Investments, employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. The investment team seeks to categorize each potential investment based on its view of a company’s stage of development on a spectrum that identifies companies as promising, developing, or proven. Valuation is an integral part of the growth investment process. Purchase decisions are based on the investment team’s expectation of the potential reward relative to risk of each security based in part on the investment team’s proprietary earnings calculations. The investment team regularly reviews the portion of the Portfolio's assets assigned to Victory Capital and will sell securities when the team believes the securities are no longer attractive because (1) a deterioration in rank of the security in accordance with the Adviser’s process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive. As a result of Victory Capital's investment process, it may be focused in one or more economic sectors from time to time, including the information technology sector.
Wellington Management Company LLP (Wellington Management) is also responsible for managing a portion of the Portfolio’s assets. Central to Wellington Management’s investment process is intense, fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. Portfolio construction emphasizes stock specific risk while minimizing other sources of active risk, with an emphasis on creating a portfolio whose relative performance is less dependent on market environment. Wellington Management’s research process relies on extensive management meetings and a high level of collaboration between the investment team and Wellington Management’s global industry analysts and other team analysts to produce forecast models and long-term valuation targets. The majority of Wellington Management’s research is the result of direct contact with company management in our offices, on site, and at conferences. Wellington Management also triangulates a great deal of information by talking to competitors, suppliers, and vendors. Wellington Management considers its ability to make independent evaluations and to establish its own research priorities central to its ability to produce positive returns for our clients. Wellington Management views portfolio construction as a separate, but equally important, component of the investment process. Its approach to portfolio construction is based on its observation that active managers frequently underestimate the range of outcomes when assessing an investment idea. Wellington Management recognizes this uncertainty and explicitly incorporates the risk characteristics of stocks when setting position sizes. This practice leads to diversification of risk across stocks and limits the impact of negative surprises. Consistent with its longer term investment perspective, Wellington Management incorporates anticipated transaction costs when making buy and sell decisions, which supports lower turnover.
AST Small-Cap Value Portfolio
Investment Objective: to seek to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in small capitalization companies.
Small capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio will still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.
The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Manager of the Portfolio determines and allocates a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Manager periodically and may be altered or adjusted by the Manager without prior notice. Such adjustments will be reflected in the annual update to this prospectus.
Although each Subadviser follows the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in small capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of long-term capital growth. The current asset allocations and principal investment strategies for each Subadviser are summarized below:
J.P. Morgan follows a multi-step process. First, a rigorous proprietary multifactor quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company’s relative attractiveness within its sector based on a number of factors including valuation based metrics and improving business trends and market sentiment. Next, analysts conduct fundamental research where the results of the quantitative model are reviewed and modified based by the portfolio management team to ensure the validity of the data, that the trades recommended truly meet our investment theses and out of the model issues are captured. Finally, a portfolio construction process is employed to overweight the stocks with the highest return potential while minimizing uncompensated risks relative to the benchmark (as measured by the BARRA risk model). The resulting portfolio is one that closely approximates the risk characteristics of the Russell 2000 Value Index while adding value through stock selection.
LMCG Investments, LLC (LMCG) applies a classic value investment style focusing on solid small cap companies whose stock it believes is temporarily out of favor in the market. LMCG emphasizes companies with higher returns on capital, free cash flow, and strong balance sheets. These companies often dominate a particular industry niche. Generally, these industries have significant barriers to entry and, as a result, are able to perpetuate a higher return on capital over time. LMCG emphasizes strong risk-adjusted returns by taking modest bets and focusing not only on upside but also on limiting the downside.
Other Investments:
Although the Portfolio will invest primarily in US common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities, warrants and bonds when considered consistent with the Portfolio's investment objective and policies. The Portfolio may purchase preferred stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock. Debt securities would be purchased in companies that meet the investment criteria for the Portfolio.

The Portfolio may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, and may enter into forward foreign currency exchange contracts (the Portfolio may invest in foreign cash items in excess of this 20% limit). The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may also write (sell) call and put options and purchase put and call options on securities, financial indices, and currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.
As of December 31, 2020, J.P. Morgan was responsible for managing approximately 60% of the Portfolio's assets and LMCG was responsible for managing approximately 40% of the Portfolio's assets.
AST T. Rowe Price Asset Allocation Portfolio
Investment Objective: to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio invests, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.
The Subadviser concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies. Larger, more established companies are defined as companies with a market capitalization above $3 billion whereas smaller-sized companies are defined as having a maximum market capitalization of $3 billion. The Portfolio's exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Portfolio. Up to 50% of the equity portion may be invested in foreign (non-US dollar denominated) equity securities.
Up to 10% of the equity portion of the Portfolio may be allocated to a real assets segment. The assets of this segment are invested with the specific intention of providing exposure to equity securities of companies that derive a significant portion of their profits or revenues from, or invest a significant portion of their assets in real assets and activities related to real assets. For these purposes, real assets are defined broadly and are considered to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities, and commodities.
The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or “junk” bonds (up to 30% of the fixed income portion); foreign (non-US dollar denominated) high quality debt securities and emerging market securities (up to 50% of the fixed income portion); and cash reserves (up to 40% of the fixed income portion). Cash reserves may consist of US-dollar and non US-dollar currencies and money market vehicles. Notwithstanding the individual maximum exposures for foreign equity securities (i.e., 50% of equity portion of the Portfolio) and foreign fixed income securities (i.e., 50% of fixed income portion of Portfolio), the maximum combined exposure to foreign equity and fixed income securities is 30% of the Portfolio’s net assets.
The precise mix of equity and fixed income investments depends on the Subadviser's outlook for the markets. When deciding upon asset allocations, the Subadviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is expected. The Portfolio's investments in foreign equity and debt securities are intended to provide additional diversification, and the Subadviser will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.
Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets into more promising opportunities.

As a fund that invests both in equity and fixed income securities, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities. Of course, both equity and fixed income securities may decline in value.
The Portfolio allocates approximately 15-25% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, mortgage TBAs (mortgage TBAs are “to be announced” mortgage derivatives), swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
Equity Securities. When selecting particular stocks to purchase, the Subadviser examines relative values and prospects among growth and value-oriented stocks, domestic and international stocks, and small-to large-cap stocks. Domestic stocks are drawn from the overall US market while international equities are selected primarily from large companies in developed countries. Investments in non-US dollar denominated stocks may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Stocks of companies in developing countries may also be included. The equity portion of the Portfolio also may include convertible securities, preferred stocks and warrants.
Fixed Income Securities. Bond investments are primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets. Up to 30% of the Portfolio's fixed income portion may be invested in high yield bonds. A significant portion of the Portfolio's fixed income investments may be in mortgage-related (including mortgage dollar rolls and derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. Bank debt and loan participations and assignments may also be purchased. Maturities and duration of the fixed income portion of the portfolio will reflect the Subadviser's outlook for interest rates. The Portfolio may also invest in Treasury Inflation Protected Securities (TIPS). The cash reserves component will consist of high quality domestic and foreign money market instruments, including money market funds managed by the Subadviser.
Liquidity Strategy. The Portfolio allocates approximately 10% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, mortgage TBAs (mortgage TBAs are “to be announced” mortgage derivatives), swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.

Other Investments:
Hybrid Instruments. These derivative instruments can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful. Portfolio investments in hybrid instruments are limited to 10% of total assets.
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements. All of these agreements are considered derivatives and to the extent the Portfolio enters into swap agreements, it will be exposed to additional volatility and potential losses. Swaps can be used for a variety of purposes, including: to manage exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk exposure.
The Portfolio may enter into stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the Portfolio's exposure to the equity and fixed income markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and financial indices. The Portfolio may also invest up to 10% of its total assets in hybrid instruments, which generally combine the characteristics of stocks, bonds, futures and options. To the extent the Portfolio uses these investments, it will be exposed to additional volatility and potential losses. Additionally, the Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.
AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO
Investment Objective: to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio invests, under normal circumstances, approximately 85% of its total assets in equity securities and 15% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 75-90% of the Portfolio's net assets and the fixed income portion between 10-25% of the Portfolio's net assets. The Subadviser concentrates on common stock investments in larger, more established companies, but the Subadviser may also invest in smaller-sized companies. Larger, more established companies are defined as companies with a market capitalization above $3 billion whereas small and medium-sized companies are defined as having a maximum market capitalization of $3 billion. Up to 40% of the equity portion may be invested in foreign (non-US dollar denominated) equity securities. The fixed income portion of the Portfolio is allocated among investment grade securities; high yield or “junk” bonds; foreign (non-US dollar denominated) high quality debt securities and emerging market securities; and cash reserves. Cash reserves may consist of investments denominated in US-dollar and non US-dollar currencies and money market vehicles. The Portfolio may also invest a portion of its assets in real estate investment trusts (REITs) and US Treasury inflation protected securities.
The Portfolio allocates approximately 15-25% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, mortgage TBAs (mortgage TBAs are “to be announced” mortgage derivatives), swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions.

The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio's overall investment process.
In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
General. While the Portfolio invests primarily in equity securities, the precise mix of equity and fixed income investments will depend on the Subadviser's outlook for the markets. When deciding upon asset allocations, the Subadviser may increase investments in equity securities when strong economic growth is expected. The opposite may be true if the Subadviser believes that the economy is expected to slow sufficiently enough to hurt corporate profit growth. The Portfolio's investments in foreign equity and debt securities are intended to provide additional diversification.
Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to seek to secure gains or limit losses, or to re-deploy assets into more promising opportunities.
As a fund that will invest primarily in equity securities, the Portfolio's risk of loss and share price fluctuation (and potential for gain) will tend to be greater than funds investing in with a lower percentage allocation to equity and funds investing primarily in fixed income securities. Of course, both equity and fixed income securities may decline in value.
Equity Securities. When selecting particular stocks to purchase, the Subadviser will examine relative values and prospects among growth and value-oriented stocks, domestic and international stocks, and small to large-cap stocks. Domestic stocks will be drawn from the overall US market while international equities will be selected primarily from large companies in developed countries. Investments in non-US dollar denominated stocks may be made solely for capital appreciation or solely for income or any combination of both for the purpose of seeking a higher overall return. Stocks of companies in developing countries may also be included. The equity portion of the Portfolio also may include convertible securities, preferred stocks and warrants.
Fixed Income Securities. Bond investments will be primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets. A portion of the Portfolio's fixed income assets may be invested in high yield bonds. A significant portion of the Portfolio's fixed income investments may be in mortgage-related securities (including mortgage dollar rolls, collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. Bank debt and loan participations and assignments may also be purchased. Maturities and duration of the fixed income portion of the Portfolio will reflect the Subadviser's outlook for interest rates. The cash reserves component will consist of high quality domestic and foreign money market instruments.
Other Investments:
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements. Swaps can be used for a variety of purposes, including: to manage exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk exposure.
Futures and Options. The Portfolio may enter into stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the Portfolio's exposure to the equity and fixed income markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and financial indices. The Portfolio may also invest up to 10% of its total assets in hybrid instruments, which generally combine the characteristics of stocks, bonds, futures and options. Additionally, the Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.
Hybrid Instruments. These derivative instruments can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful. Portfolio investments in hybrid instruments are limited to 10% of total assets.
AST T. Rowe Price Large-Cap Growth Portfolio
Investment Objective: to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies.
A large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000® Growth Index. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Subadviser generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.
As growth investors, the Subadviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.
In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
Because the Portfolio invests primarily in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio's share price therefore may fluctuate substantially. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Portfolio's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Because the Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's share price. The Portfolio may at times invest significantly in certain sectors, such as the technology sector.
Other Investments:
In addition to investing in equity securities, the Portfolio also may:
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invest up to 20% of its net assets in convertible securities;
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invest up to 10% of its net assets in rights or warrants;
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invest up to 15% of its total assets in foreign securities;
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purchase and sell exchange-traded index options and stock index futures contracts; and

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write covered exchange-traded call and put options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all purchased options, 10% of its total assets; and
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invest in other investment companies.
The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.
AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO
Investment Objective: to seek maximum growth of capital by investing primarily in the value stocks of larger companies.
Principal Investment Policies:
The Portfolio invests, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in securities issued by large-cap companies.
The Portfolio defines a large-cap company as having a market capitalization that, at the time of purchase, is either (i) larger than the current median market capitalization of companies in the Russell 1000 Value Index or (ii) larger than the three year average median market capitalization of companies in the index as of December 31 of the three preceding years. The Russell 1000 Value Index is a widely used benchmark of the largest US value stocks. As of February 28, 2021, the median market capitalization for the Russell 1000 Value Index was approximately $11.7 billion. As the market capitalizations of the companies in the Portfolio and the Russell index change over time, the Portfolio will not automatically sell or cease to purchase stock of a company it owns just because the company’s market capitalization falls below these levels. The Portfolio may also purchase stocks of smaller companies.
T. Rowe Price’s in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, T. Rowe Price generally looks for one or more of the following:
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low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the broader equity market, a company’s peers, or a company's own historical norm;
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low stock price relative to a company’s underlying asset values;
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companies that may benefit from restructuring activity; and/or
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a sound balance sheet and other positive financial characteristics.
In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management. While most assets will typically be invested in US common stocks, the Portfolio may invest in foreign stocks in keeping with the Portfolio’s objectives. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
AST T. Rowe Price Natural Resources Portfolio
Investment Objective: to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the securities of natural resource companies.
The Portfolio invests primarily in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. The Portfolio also may invest in other growth companies that we believe have strong potential for earnings growth but do not own or develop natural resources. The relative percentages invested in natural resource and non-resource companies can vary depending on economic and monetary conditions and the Subadviser's outlook for inflation. Natural resource companies in which the Portfolio invests typically own, develop, refine, service or transport resources, including energy, metals, forest products, industrials, utilities, chemicals, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.
In the mining area, for example, the Subadviser might look for a company with the ability to expand production and maintain superior exploration programs and production facilities.
In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.
As with all stock funds, the Portfolio's share price can fall because of weakness in one or more securities markets, particular industries or specific holdings. In addition, the Portfolio is less diversified than most stock funds and could therefore experience sharp price declines when conditions are unfavorable in the natural resources sector. For instance, since the Portfolio attempts to invest in companies that may benefit from accelerating inflation, low inflation could lessen returns. The rate of earnings growth of natural resource companies may be irregular because these companies are strongly affected by natural forces, global economic cycles and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall. Real estate companies are influenced by interest rates and other factors.
The Portfolio may also invest in other investment companies and illiquid investments.
Other Investments:
Although the Portfolio invests primarily in common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities and warrants, when considered consistent with the Portfolio's investment objective and policies. The Portfolio may purchase preferred stock or common stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock, or is in default on its debt securities. The Portfolio may invest in debt securities, including up to 10% of its total assets in debt securities rated below investment grade. The Portfolio may invest in mortgage-backed securities, including stripped mortgage-backed securities. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.
Foreign Securities. The Portfolio may invest up to 50% of its total assets in foreign and emerging markets securities, including American Depositary Receipts and securities of companies in developing countries, which offer increasing opportunities for natural resource-related growth. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments. The Portfolio's investments in foreign securities, or even in US companies with significant overseas investments, may decline in value because of declining foreign currencies or adverse political and economic events overseas, although currency risk may be somewhat reduced because many commodities markets are dollar based.
Futures and Options. The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices.

Hybrid Instruments. These derivative instruments can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.
AST Wellington Management Hedged Equity Portfolio
Investment Objective: to seek to outperform a mix of 50% Russell 3000 Index, 20% MSCI Europe, Australasia and the Far East (EAFE) Index, and 30% ICE of BofAML Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington's underlying equity investment strategies.
Principal Investment Policies:
General. Under normal circumstances, the Portfolio seeks to achieve its investment objective by investing in a broadly diversified portfolio of common stocks while also pursuing an equity index option overlay. The equity index option overlay involves the purchase of put options on the S&P 500 Index and the sale of call and put options on the S&P 500 Index. By combining these two strategies in a single fund, the Portfolio seeks to provide investors with an investment that generates attractive total returns over a full market cycle with significant downside equity market protection.
The Portfolio utilizes a select spectrum of Wellington Management's equity investment strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of small, medium and large companies. The Portfolio may also invest up to 30% of its assets in the equity securities of foreign issuers and non-dollar denominated securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The Portfolio may trade securities actively.
Description of Equity Index Option Overlay and Index Options. The equity index option overlay strategy is designed to help mitigate capital losses in adverse market environments and employs a put/spread collar to meet this goal. To reduce the Portfolio's risk of loss due to a sharp decline in the value of the general equity market, the Portfolio may purchase index put options on the S&P 500 with respect to a substantial portion of the value of its common stock holdings. In order to help lessen the cost of the long put protection, the equity index option strategy also involves the sale of call options on the S&P 500 Index and the sale of a deeper “out-of-the-money” put option on the S&P 500 Index with respect to a significant portion of the Portfolio's common stock holdings. The Portfolio may use options based upon other indices if Wellington Management deems this appropriate in particular market circumstances or based on the Portfolio's common stock holdings.
Options on an index differ from options on securities because: (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based (in the case of the Portfolio, the S&P 500 Index) is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option, and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.
As the seller of an index call option, the Portfolio receives cash (the premium) from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on a certain date in the future (the expiration date). The premium, the exercise price and the market value of the index determine the gain or loss realized by the Portfolio as the seller of the index call option.
As the purchaser of an index put option, the Portfolio, in exchange for paying a premium to the seller, has the right to receive a cash payment from the seller of the option in the event the value of the index is below the exercise price of the index put option upon its expiration. The Portfolio would ordinarily realize a gain if (i) at the end of the index option period, the value of an index decreased below the exercise price of the index put option sufficiently to more than cover the premium and transaction costs or (ii) the Portfolio sells the index put option prior to its expiration at a price that is higher than its cost. The Portfolio purchases index put options to protect the Portfolio from a significant market decline over a short period of time. However, because the Portfolio generally purchases index put options that are significantly “out-of-the-money”, the Portfolio will not be fully covered against all market declines. An index put option is “out-of-the-money” when its exercise price is less than the cash value of the underlying index. In addition, the Portfolio may not own index put options on the full value of its common stock holdings. As a result, the Portfolio may be subject to a greater risk of loss with respect to its common stock holdings in the event of a significant market decline over a short period of time. When evaluating the performance of the put option spread, it is important to understand how the value of an option changes on a daily basis prior to expiration. The market value of an option is a function of market volatility, time to maturity, and how close or far the option is from being in-the-money. While our long put option position can be in-the-money and have significant value when the market declines, the put option we short can also increase in value (detract from performance) due to a sudden drop in the market, increased volatility, and the long time to maturity. In this environment, the time value of the short put position can temporarily offset a portion of the protection provided by the value of the long put.
Through use of its integrated strategy of selling index call and put options and purchasing index put options (supported by an underlying equity portfolio), Wellington Management seeks to provide higher risk adjusted returns over a market cycle than simply owning the underlying equity market index. No assurance can be given that this strategy will be successful or that it will achieve its intended results. In down markets, Wellington Management expects the put protection would help to mitigate downside risk. In steady markets, Wellington Management will seek to overcome any associated performance drag from the options premium through underlying manager performance. In up markets, although Wellington Management will also seek to overcome any associated performance drag from the options premium through underlying manager performance, there may be situations where the call options create a drag on performance versus the underlying equity market index (strong rising markets).
In addition, the Portfolio may implement short positions and may do so by using swaps or futures, or through short sales of any instrument that the Portfolio may purchase for investment. For example, the Portfolio may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Portfolio a short position with respect to that asset.
Overview of Equity Investment Strategies. As set forth above, the Portfolio combines a select spectrum of Wellington Management's equity investment strategies. Individual portfolio managers for the various equity strategies may employ a variety of processes with a goal of limiting downside risk, including, but not limited to, use of scenario or probability analysis, a focus on high quality companies, sell discipline, or opportunistic use of cash. The portfolio management team at the overall Portfolio level is tasked with identifying and combining these individual equity strategies into a diversified fund. Underlying equity strategies are combined based on a variety of factors, leveraging the experience of the portfolio management team at the overall Portfolio level in risk management and portfolio construction. These portfolio construction techniques incorporate a qualitative understanding of each underlying portfolio manager and their process along with quantitative techniques such as alpha correlation, style analysis, risk profile analysis and scenario/market environment analysis. Wellington Management structures the overall Portfolio in an attempt to minimize all systematic biases other than capital protection orientation and seeks to obtain the overall Portfolio's investment objective by combining these different equity strategies into a single Portfolio. Each investment approach is focused on total return or growth of capital and is managed according to a distinct investment process to identify securities for purchase or sale. Wellington Management expects that the strategies in the aggregate will represent an opportunistic, flexible and diversified fund profile representing a wide range of investment philosophies, companies, industries and market capitalizations. While the individual portfolio managers for the various equity investment strategies are given full discretion to manage their portion of the Portfolio, the overall portfolio management team is responsible for the addition or removal of investment strategies as well as allocating Portfolio assets among the component investment strategies.

Liquidity Strategy. The Portfolio allocates approximately 10% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
AST Western Asset Core Plus Bond Portfolio
Investment Objective: to seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the AST Western Asset Core Plus Bond Portfolio.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in debt and fixed income securities, including mortgage- and other asset-backed securities, such as collateralized mortgage obligations (CMOs), collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and, other collateralized debt obligations (CDOs).
For purposes of the non-fundamental investment policy set forth above, the Portfolio considers an instrument, including a synthetic instrument, to be a debt or fixed income security if, in the judgment of the Subadvisers, it has economic characteristics similar to a debt or fixed income security. For example, a Portfolio considers an instrument, including a synthetic instrument, to be a fixed income security if, in the judgment of the Subadvisers, it has economic characteristics similar to debt or fixed income securities. Such instruments would include, but are not limited to, futures contracts and related options, mortgage-related securities, asset-backed securities, reverse repurchase agreements, dollar rolls, and cash equivalents. In addition, the Portfolio will consider repurchase agreements secured by obligations of the US Government and its agencies and instrumentalities to be obligations of the US Government and its agencies and instrumentalities for these purposes.
Fixed income securities include:
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US Government Obligations
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corporate obligations (“corporate obligations” include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)
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inflation-indexed securities
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mortgage- and other asset-backed securities
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obligations of non-US issuers, including obligations of non-US governments, international agencies or supranational organizations
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fixed income securities of non-governmental US or non-US issuers
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taxable municipal obligations
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variable and floating rate debt securities
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commercial paper and other short-term investments
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certificates of deposit, time deposits, and bankers' acceptances
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loan participations and assignments
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structured notes
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repurchase agreements.

Duration refers to the range within which the dollar-weighted average effective duration of a Portfolio is expected to fluctuate. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The target dollar-weighted average effective duration of the Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole. The Portfolio's dollar-weighted average effective duration may fall outside of its expected dollar-weighted average effective duration range due to market movements. If this happens, the Subadvisers will take action to bring the Portfolio's dollar-weighted average effective duration back within its expected average effective duration range within a reasonable period of time.
The Portfolio may invest up to 20% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by the Subadvisers to be of comparable quality. For purposes of the foregoing credit quality policy, the Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or, if unrated, is determined by the Subadvisers to be of comparable quality). Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.” The continued holding of securities downgraded below investment grade or, if unrated, determined by the Subadvisers to be of comparable quality, will be evaluated by the Subadvisers on a case by case basis. Information on the ratings issued to debt securities by certain rating agencies is included in the Appendix to this Prospectus.
In addition, the Portfolio may also:
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invest up to 25% of its total assets in the securities of non-US issuers;
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invest up to 20% of its total assets in non-US dollar-denominated securities.
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hold common stock or warrants received as the result of an exchange or tender of fixed income securities;
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invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns;
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buy or sell securities on a forward commitment basis;
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lend its portfolio securities;
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engage in non-US currency exchange transactions;
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engage in reverse repurchase agreements; or
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borrow money for temporary or emergency purposes or for investment purposes.
The Portfolio also may buy and sell investments relatively often, which involves higher trading costs and other expenses, and may increase taxes payable by shareholders.
The Portfolio may engage in active and frequent trading of portfolio securities to try to achieve its investment objective.
AST Western Asset EMERGING MARKETS DEBT Portfolio
Investment Objective: to seek to maximize total return. Total return is comprised of capital appreciation and income.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities issued by governments, government-related entities and corporations located in emerging markets and related investments.
The Portfolio may invest without limit in high yield debt securities and related investments rated below investment grade (that is, securities rated below Baa/BBB), or, if unrated, determined to be of comparable credit quality by one of the Subadvisers. Below investment grade securities are commonly referred to as “junk bonds.” The Portfolio also may invest up to 50% of its assets in non-US dollar denominated fixed income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions. The Portfolio normally will invest in at least three emerging market countries, which are countries that, at the time of investment, are either: (i) represented in the J.P. Morgan Emerging Markets Bond Index Global, the J.P. Morgan Corporate Emerging Bond Index Broad, or the J.P. Morgan

Government Bond Index-Emerging Markets Global Diversified; (ii) categorized by the World Bank in its annual categorization of national incomes as low- or middle-income; or (iii) classified by the World Bank as high income in its annual classification of national incomes, but not an OECD member.
Instead of investing directly in particular securities, the Portfolio may use instruments such as derivatives, including credit default swaps and futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer, including but not limited to options, futures, forward agreements, swaps, and credit-linked securities. The Portfolio may use one or more types of these instruments without limit. The securities underlying these instruments are taken into account when determining compliance with the Portfolio's policy of investing, under normal circumstances, at least 80% of its assets in fixed income securities issued by governments, government-related entities and corporations located in emerging markets, and related instruments. The Portfolio may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio securities (such as shortening or lengthening duration) and for other purposes.
Non-Diversified Status. The Portfolio is classified as a “non-diversified” investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Portfolio of liability for Federal income tax if its earnings are distributed to shareholders. As a non-diversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
Additional Investments & Strategies
As indicated above, a Portfolio may invest in the following types of securities and/or use the following investment strategies to increase returns or protect Portfolio assets if market conditions warrant.
American Depositary Receipts (ADRs)—Certificates representing the right to receive foreign securities that have been deposited with a US bank or a foreign branch of a US bank.
Asset-Backed Securities—An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.
Collateralized Debt Obligations (CDOs)—A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.
Collateralized Loan Obligations (CLOs)—A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, as well as loans rated below investment grade or equivalent unrated loans. The risks of an investment in a CLO depend largely on the quality of the underlying loans and may be classified by the Portfolio as illiquid investments.
Convertible Debt and Convertible Preferred Stock—A convertible security is a security—for example, a bond or preferred stock—that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer—through their conversion mechanism—the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.
Credit Default Swaps—In a credit default swap, a Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.
Credit-Linked Securities—Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. A Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.
Depositary Receipts—A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (GDRs) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the US securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.
Derivatives—A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. A Portfolio may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives used may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.
Dollar Rolls—Dollar rolls involve the sale by a Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale. In a dollar roll, the Portfolio takes the risk that: (i) the market price of the mortgage-backed securities will drop below their future repurchase price; (ii) the securities that it repurchases at a later date will have less favorable market characteristics; (iii) the other party to the agreement will not be able to perform; (iv) the roll adds leverage to the Portfolio; and (v) it increases the Portfolio's sensitivity to interest rate changes. In addition, investments in dollar rolls may increase the portfolio turnover rate of the Portfolio.
Energy Companies—Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.
Equity Swaps—In an equity swap, a Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.
Event-Linked Bonds—Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Exchange-Traded Funds (ETFs)— Each Portfolio may temporarily invest up to 10% of its assets in ETFs during stressed and/or volatile market conditions. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate up or down, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers'' (which are tied to large decreases in stock prices) halts stock trading generally.

Financial Services Companies—Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.
Foreign Currency Forward Contracts—A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to ”lock-in“ the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an ”offsetting“ contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
Futures Contracts—A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the ”initial margin.“ Every day during the futures contract, either the buyer or the seller will make payments of ”variation margin.“ In other words, if the value of the underlying security, index or interest rate increases, then the seller will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the seller would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.
Global Depositary Receipts (GDRs)—GDRs are receipts issued by a non-US financial institution evidencing ownership ofunderlying foreign securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets. Investments in GDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign Investment Risk” in the Principal Risks section below.
Healthcare Technology Companies—These companies will be affected by government regulatory requirements, regulatory approvalfor new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments that may make a company’s products or services obsolete in a short period of time.
Illiquid Investments—An “illiquid investment” is an investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Portfolio (other than the PSF PGIM Government Money Market Portfolio) may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. The PSF PGIM Government Money Market Portfolio may invest up to 5% of its net assets in illiquid investments. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to procedures adopted by the Trust on behalf of the Portfolios. Those securities are not subject to the 15% and 5% limits. The 15% and 5% limits are applied as of the date the Portfolio purchases an illiquid investment. In the event the market value of a Portfolio's (other than the PSF PGIM Government Money Market Portfolio) illiquid investments exceeds the 15% limit due to an increase in the aggregate value of its illiquid investments and/or a decline in the aggregate value of its other investments, the Portfolio must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. If the PSF PGIM Government Money Market Portfolio were to exceed the 5% limit, the subadviser(s) would take prompt action to reduce the Portfolio’s holdings in illiquid investments to no more than 5% of its net assets, as required by applicable law.
Inflation-Indexed Securities—Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as a Portfolio, do not receive their principal until maturity.
Interest Rate Swaps—In an interest rate swap, a Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also “Swaps” defined below.
Investments in Affiliated Funds—A Portfolio may invest its assets in affiliated short-term bond funds and/or money market funds. Such underlying affiliated funds are registered investment companies under the 1940 Act. A Portfolio can invest its free cash balances in the underlying affiliated funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions, or for defensive purposes. Such an investment could also allow a Portfolio to obtain the benefits of a more diversified portfolio available in the affiliated funds than might otherwise be available through direct investments in those asset classes, and will subject the Portfolio to the risks associated with the particular asset class. As a shareholder in underlying affiliated funds, a Portfolio will pay its proportional share of the expenses of such underlying affiliated funds. Management fees of either a Portfolio or an affiliated fund in which it invests, as applicable, will be waived, so that shareholders of the Portfolio are not paying management fees of both the Portfolio and the underlying affiliated fund. The investment results of the portions of a Portfolio’s assets invested in underlying affiliated funds will be based on the investment results of such underlying affiliated funds.
Joint Repurchase Account—In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.
Loans and Assignments—Loans are privately negotiated between a corporate borrower and one or more financial institutions. A Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that a Portfolio sells the loan.
In assignments, a Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.
Master Limited Partnerships (MLPs)—MLP investments may include, but are not limited to: MLPs structured as LPs or LLCs; MLPs that are taxed as “C” corporations; I-Units issued by MLP affiliates; parent companies of MLPs; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial ownership interests in MLP common units; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and ETPs, that provide exposure to MLP investments. MLPs generally own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy related equipment or services. A Portfolio’s MLP investments may be of any capitalization size.
Mortgage-Related Securities—Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the US Government or its agencies and mortgage-backed securities issued by government sponsored enterprises (GSEs) such as Fannie Mae, Ginnie Mae and Freddie Mac. GSE debt may not be backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by US Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default. The Portfolios may invest in mortgage-related securities that are backed by a pool or pools of loans that are originated and/or serviced by an entity affiliated with the investment manager or subadviser(s).
Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, US Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.
Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by US Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.
Non-Voting Depositary Receipts (NVDRs)—NVDRs are listed securities on the Stock Exchange of Thailand through which investorsreceive the same financial benefits as those who invest directly in a company’s ordinary shares; however, unlike ordinary shareholders, NVDR holders cannot be involved in company decision-making. NVDRs are designed for use in the Thailand securities market. Investments in NVDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign Investment Risk” in the Principal Risks section below.
Options—A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Participation Notes (P-Notes)—P-Notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity securities, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with a Portfolio.
Prepayment—Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When a Portfolio reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Portfolio’s income, yield and its distributions to shareholders. Securities subject to prepayment may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates.
Private Investments in Public Equity (PIPEs)—A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Portfolio cannot freely trade the securities. Generally, such restrictions and other relevant market, trading and investment-specific considerations cause the PIPEs to be classified as illiquid investments during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Real Estate Investment Trusts (REITs)—A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.
Repurchase Agreements—In a repurchase transaction, a Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.
Reverse Repurchase Agreements—In a reverse repurchase transaction, a Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.
Short Sales—In a short sale, a Portfolio sells a security it does not own to take advantage of an anticipated decline in the stock's price. A Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Short Sales Against-the-Box—A short sale against the box involves selling a security that a Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.
Swap Options—A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.
Swaps—Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.
Temporary Defensive Investments—In response to adverse or unstable market, economic, political or other conditions or to satisfy redemptions, a Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of the Portfolio's assets in cash, cash equivalents or shares of money market or short-term bond funds. Investing heavily in these securities may limit a Portfolio’s ability to pursue or achieve its investment objective and could reduce the benefit to the Portfolio from any upswing in the market, but can help to preserve the value of the Portfolio’s assets when markets are unstable. The use of temporary defensive investments may be inconsistent with a Portfolio’s investment objective.
Total Return Swaps—In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.
Unrated Debt Securities—Unrated debt securities may be determined by the Manager to be of comparable quality to rated securities which a Portfolio may purchase. In making ratings determinations, the Manager may take into account different factors than those taken into account by rating agencies, and the Manager’s rating of a security may differ from the rating that a rating agency may have given the same security. Unrated debt securities may pay a higher interest rate than such rated debt securities and be subject to a greater risk of decreased liquidity or price changes. Less public information is typically available about unrated securities or issuers.
Utilities Industry—Utility company equity securities, which are generally purchased for their dividend yield, historically have been sensitive to interest rate movements: when interest rates have risen, the stock prices of these companies have tended to fall. In some states, utility companies and their rates are regulated; other states have moved to deregulate such companies thereby causing non-regulated companies’ returns to generally be more volatile and more sensitive to changes in revenue and earnings. Certain utilities companies face risks associated with the operation of nuclear facilities for electric generation, including, among other considerations, litigation, the problems associated with the use of radioactive materials and the effects of natural or man-made disasters. In general, all utility companies may face additional regulation and litigation regarding their power plant operations; increased costs from new or greater regulation of these operations; the need to purchase expensive emissions control equipment or new operations due to regulations, and the availability and cost of fuel, all of which may lower their earnings.
When-Issued and Delayed Delivery Securities—With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

PRINCIPAL RISKS
An investment or type of security specifically identified in this prospectus generally reflects a principal investment. The Portfolio also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. The risks identified below are the principal risks of investing in the Portfolios. The Summary section for each Portfolio lists the principal risks applicable to that Portfolio. This section provides more detailed information about each risk. Each Portfolio may be subject to additional risks other than those identified and described below because the types of investments made by a Portfolio can change over time. The order of the below risk factors does not indicate the significance of any particular risk factor.
All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios cannot guarantee success.
In addition, each Portfolio reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.
Adjustable and Floating-Rate Securities Risk. The value of adjustable and floating-rate securities may lag behind the value of fixed-rate securities when interest rates change. Variable and floating-rate bonds are subject to credit risk, market risk and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.
Asset Allocation Risk. A Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause a Portfolio to underperform other funds with a similar investment objective. Funds that have a larger allocation to equity securities relative to their fixed income allocation will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.
Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.
The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.

Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
A Portfolio may invest in securities issued or guaranteed by the US government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by US government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US government, and no assurance can be given that the US government would provide financial support to such securities.
Asset Transfer Program Risk. The Portfolios may be used in connection with certain benefit programs under the Contracts. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally require Contract owners to participate in certain specialized algorithmic asset transfer programs under which the Participating Insurance Companies will monitor each Contract owner’s account value and, if necessary, will systematically transfer amounts among investment options. The transfers are based on pre-determined, non-discretionary mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.
As an example of how the asset transfer formulas operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a Contract owner’s account value within the selected investment options) and certain market return scenarios involving “flat” returns over a period of time may cause the Participating Insurance Companies to transfer some or all of such Contract owner’s account value to a fixed income investment option. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are supported by fixed income investments. The formulas may also trigger transfers from a fixed income investment option back to selected equity and asset allocation options. Under some benefit programs using bond investment options with specific maturities, the transfer formulas may transfer account value among bond investment options with differing maturities based on guarantee calculations, not necessarily market movements. For more information on the benefit programs and asset transfer formulas, please see your Contract prospectus.
These formulas may result in large-scale asset flows into and out of the Portfolios, which, in certain instances, could adversely affect the Portfolios, including their risk profiles, expenses and performance. For example, the asset flows may adversely affect performance by requiring a Portfolio to purchase or sell securities at inopportune times, by otherwise limiting a Subadviser’s ability to fully implement a Portfolio’s investment strategies, or by requiring a Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may cause high turnover, which can result in increased transaction costs. The asset flows may also result in low asset levels and high operating expense ratios for a Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the assets flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Commodity Risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements or fluctuations, such as demand, supply disruptions and speculation, and changes in interest and exchange rates. The prices of commodity-linked derivative instruments also may be more volatile than the prices of investments in traditional equity and debt securities.
Correlation Risk. The effectiveness of a Portfolio’s equity index option overlay strategy may be reduced if the Portfolio’s equity portfolio holdings do not sufficiently correlate to that of the index underlying its option positions.
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments, as well as privately-negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to seek to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.
The use of derivatives is a highly specialized activity that involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:
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Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
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Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
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Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately-negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately-negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).

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Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact, may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.
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Futures and Forward Contracts risk. The primary risks associated with the use of futures or forward contracts are: (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures or forward contract; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of securities or commodities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty to the futures or forward contract will default in the performance of its obligations. Additionally, not all forward contracts require a counterparty to post collateral, which may expose a Portfolio to greater losses in the event of a default by a counterparty.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets.  Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation.  Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by non-US investors, or that prevent non-US investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Exchange-Traded Funds (ETF) Risk. Unless otherwise indicated as a part of a Portfolio’s principal investment strategy, each Portfolio may temporarily invest up to 10% of its assets in ETFs during stressed and/or volatile market conditions. A Portfolio may invest in ETFs, including ETFs managed by PGIM Investments or the Portfolio’s

Subadviser(s), as an efficient means of carrying out its investment strategies. As with mutual funds (i.e., funds that are not exchange-traded), ETFs charge asset-based fees and other expenses that a Portfolio will indirectly bear as a result of its investment in an ETF, including advisory fees paid by the underlying ETF (to the extent not offset by the Manager through accompanying management fee waivers for the Portfolio). ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, ETFs may be subject to the following risks: (i) the risk that the market price of an ETF’s shares may trade above or below its net asset value; (ii) the risk that an active trading market for an ETF’s shares may not develop or be maintained; (iii) substantially the same risks as those associated with the direct ownership of securities or other assets in which an underlying ETF invests; (iv) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; and (v) the risk that trading of an ETF’s shares may be halted if the listing exchange’s officials deem such an action appropriate, the shares are delisted from the exchange, or the activation of a market-wide “circuit breaker” (which are tied to large decreases in stock prices) halts stock trading generally. The price of an ETF can fluctuate, sometimes rapidly and materially, in response to market disruptions or changes in the ETF’s NAV, the value of ETF holdings and supply and demand for ETF shares, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
The ETFs may have a limited number of financial institutions that act as authorized participants (APs), none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem ETF shares, there may be a significantly diminished trading market for such shares. This circumstance may lead to shares of the ETF trading at a discount/premium to NAV, which may be substantial during periods of market stress, and may possibly result in trading halts and/or delisting of ETF shares. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
Exchange-Traded Notes Risk. Exchange-traded notes (ETNs) are subject to the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. ETNs are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN.
Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, Portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Portfolio securities can increase expenses.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.
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Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The downgrade of the credit of a security held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated to lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to the Statement of Additional Information (SAI). Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s Subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. Some, but not all, US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.
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Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent a Portfolio from taking advantage of other investment opportunities. In addition, liquidity risk refers to the risk that a Portfolio may not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, redemption requests by certain large shareholders such as institutional investors, or other reasons. Meeting such redemption requests may cause a Portfolio to have to liquidate portfolio securities at disadvantageous prices or times and/or unfavorable conditions and, thus, could reduce the returns of a Portfolio and dilute remaining investors’ interests. The reduction in dealer market-making capacity in fixed income markets that has occurred in recent years also has the potential to decrease liquidity.
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Interest rate risk. Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Changes in interest rates may also affect the liquidity of a Portfolio’s investments in fixed income securities. The risks associated with changing interest rates are heightened, given that interest rates in the US may increase, possibly suddenly and significantly, with unpredictable effects on the markets and a Portfolio’s investments. Volatility in interest rates and in fixed income markets may increase the risk that a Portfolio’s investment in fixed income securities will go down in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation. Decreases in interest rates create the potential for a decrease in income earned by a Portfolio. During periods of very low or negative interest rates, a Portfolio may be unable to maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates.
Focus Risk. To the extent that a Portfolio focuses its investments in particular countries, regions, industries, sectors, markets, or types of investments from time to time, the Portfolio may be subject to greater risks of adverse developments in such areas of focus than a portfolio that invests in a wider variety of countries, regions, industries, sectors, markets, or investments, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. As a result, a Portfolio may accumulate larger positions in such countries, regions, industries, sectors, markets, or types of investments and its performance may be tied more directly to the success or failure of a smaller group of related portfolio holdings than a portfolio that invests more broadly.
Foreign Custody Risk. If a Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each, a Subcustodian). Some foreign Subcustodians may be recently organized or new to the foreign custody business. In some countries,

Subcustodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Portfolio’s ability to recover its assets if a Subcustodian enters bankruptcy or if other disputes or proceedings arise related to a Portfolio’s assets. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of US issuers. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.
Foreign investment risk includes the following risks:
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Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available.
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Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Economic, business, political, or social instability may affect investments in emerging markets differently, and often more severely, than investments in developed markets. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid and more difficult to value than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.
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Foreign market risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.
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Information risk. Financial reporting standards for companies based in foreign markets usually differ from, and may be less comprehensive than, those in the US.
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Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.
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Foreign market events risk. Many countries in certain parts of the world may be subject to a greater risk of natural disasters, outbreaks of infectious diseases and other public health threats that may reduce consumer demand, disrupt the global supply chain, result in travel restrictions and/or quarantines. And may generally have a significant effect on issuers based in foreign markets, issuers that operate in such markets and issuers that are dependent on others that operate in such markets. Recent examples include pandemic risks related to the coronavirus.

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Political and social risk. Political or social developments may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. A Portfolio’s investments in foreign securities also may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.
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Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US. In general, less information is publicly available about foreign corporations than about US companies.
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Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.
Fund of Funds Risk. A Portfolio that is structured as a “fund of funds” invests primarily in a combination of underlying investment companies which we refer to as “Underlying Portfolios.” In addition to the risks associated with the investment in the Underlying Portfolios, these Portfolios are subject to the following risks:
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To the extent that a Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.
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The ability of a Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.
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A Portfolio will incur its pro rata share of the expenses of an Underlying Portfolio in which the Portfolio invests, such as investment advisory and other management expenses, and shareholders incur the operating expenses of these Underlying Portfolios.
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The performance of a Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares. For example, large purchases and redemptions may cause an Underlying Portfolio to hold a greater percentage of its assets in cash than other portfolios pursuing similar strategies, and large redemptions may cause an Underlying Portfolio to sell assets at inopportune times. Underlying Portfolios that have experienced significant redemptions may, as a result, have higher expense ratios than other portfolios pursuing similar strategies. The Manager and a Portfolio’s Subadviser(s) seek to minimize the impact of large purchases and redemptions of Underlying Portfolio shares, but their abilities to do so may be limited.
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There is a potential conflict of interest between a Portfolio and its Manager and a Portfolio’s Subadviser(s). Because the amount of the investment management fees to be retained by the Manager and their affiliates may differ depending upon which Underlying Portfolios are used in connection with a Portfolio, there is a potential conflict of interest for the Manager and a Portfolio’s Subadviser(s) in selecting the Underlying Portfolios. In addition, the Manager and a Portfolio’s Subadviser(s) may have an incentive to take into account the effect on an Underlying Portfolio in which the Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. Although the Manager and a Portfolio’s Subadviser(s) take steps to address the potential conflicts of interest, it is possible that the potential conflicts could impact the Portfolios.
High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “high-yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit, call and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities at an advantageous time or price. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. High-yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio prior to maturity, which may result in the Portfolio having to reinvest the proceeds in other high-yield securities or similar instruments that may pay lower interest rates.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as “extension risk.” The Portfolio currently faces a heightened level of interest rate risk because interest rates in the US are at or near historic lows. Interest rates may begin to increase in the future, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better—or worse—than other segments of the stock market or the overall stock market. As a result, a Portfolio’s performance may at times be worse than the performance of other portfolios that invest in similar asset classes but employ different investment styles.
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing a Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.
Leverage Risk. Leverage is the investment of borrowed cash. When using leverage, a Portfolio receives any profit or loss on the amount borrowed and invested, but remains obligated to repay the amount borrowed plus interest. The effect of using leverage is to amplify a Portfolio’s gains and losses in comparison to the amount of a Portfolio’s assets (that is, assets other than borrowed assets) at risk, thus causing the Portfolio to be more volatile and riskier than if it had not been leveraged. Certain transactions may give rise to a form of leverage. Examples of such transactions include borrowing, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. Certain types of leveraging transactions could theoretically be subject to unlimited losses in cases where a Portfolio, for any reason, is unable to close out the transaction. To mitigate leverage risk, a Portfolio may segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
License Risk. A Portfolio, the Manager or a Subadviser may rely on licenses from third parties that permit the use of intellectual property in connection with the Portfolio’s investment strategies. Such licenses may be terminated by the licensors under certain circumstances, and, as a result, a Portfolio may have to change its investment strategies. Accordingly, the termination of a license may have a significant effect on the operation of the affected Portfolio.

Liquidity Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers, or where the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value.
Liquidity Allocation Risk. A Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in Underlying Portfolios or individual securities, as applicable, and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers, or where the securities are subject to limitations on transfer. In those cases, a Portfolio may have difficulty determining the values of those securities for the purpose of determining a Portfolio’s net asset value. A Portfolio also may have difficulty disposing of those securities at an advantageous time or at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. As a result, a Portfolio may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. Private equity investments and private real estate-related investments are generally classified as illiquid investments and generally cannot be readily sold. As a result, private real estate-related investments owned by a Portfolio may be valued at fair value pursuant to guidelines established by the Board. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, no assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment. A Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.
Loan Risk. The loans in which a Portfolio may invest are typically rated below investment grade or are unrated securities of similar quality. The loans in which a Portfolio may invest may not be (i) rated at the time of investment, (ii) registered with the Securities and Exchange Commission or (iii) listed on a securities exchange. The amount of public information available with respect to such loans may be less extensive than that available for more widely rated, registered or exchange-listed securities. Because no active trading market may exist for some of the loans in which a Portfolio may invest, such loans may be less liquid and more difficult to value than more liquid investments for which a trading market does exist. Portfolio transactions may take up to two or three weeks to settle, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. As a result, sale proceeds potentially will not be available to a Portfolio to make additional investments or to use proceeds to meet its current redemption obligations. A Portfolio thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Because the interest rates of floating-rate loans in which a Portfolio may invest may reset frequently, if market interest rates fall, the loans’ interest rates will be reset to lower levels, potentially reducing a Portfolio’s income. Loans are also subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Portfolio could become a partial owner of such collateral if a loan is foreclosed, subjecting the Portfolio to costs associated with owning and disposing of the collateral. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.
Loan interests may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Portfolio may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Portfolio may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Market and Management Risk. Market risk is the risk that the markets in which a Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Portfolio to lose value. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Portfolio being unable to buy or sell certain securities at an advantageous time or accurately price its portfolio investments. In addition, a Portfolio may rely on various third-party sources to calculate its net asset value. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Portfolio’s calculations of its net asset value. Such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculations and/or the inability to calculate net asset values over extended periods. A Portfolio may be unable to recover any losses associated with such failures.
Management risk is the risk that the investment strategy or the Manager or a subadviser will not work as intended. All decisions by the Manager or a subadviser require judgment and are based on imperfect information. In addition, if a Portfolio is managed using a quantitative investment model, it is subject to the risk that the model may not perform as expected. Similarly, there can be no assurance that quantitative models or methods utilized by the Manager or a subadviser, or related data sources, will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on a Portfolio's ability to realize its investment objective. Moreover, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Manager or a subadviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because a Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell the securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as mid-sized companies generally experience higher growth and failure rates, and typically have less access to capital.

Master Limited Partnerships Risk. A Portfolio may invest in MLPs. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. An investment in MLPs also subjects the Portfolio to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
Non-Diversification Risk. A Portfolio is considered “diversified” if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer’s outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer, including changes in the market value of a single issuer’s securities and unfavorable market and economic developments. A non-diversified Portfolio is therefore more exposed to losses caused by a smaller group of portfolio holdings than a diversified Portfolio.
Options Risk. The value of a Portfolio’s positions in index options will fluctuate in response to changes in the value of the underlying index. Selling index call options will tend to reduce the risk of owning stocks, but will also limit the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. A Portfolio also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of a Portfolio’s option overlay strategy, and for these and other reasons a Portfolio’s option overlay strategy may not reduce a Portfolio’s volatility to the extent desired. From time to time, a Portfolio may reduce its holdings of put options, resulting in an increased exposure to a market decline.
Option Cash Flow Risk. A Portfolio may use the net index option premiums it receives from selling both index call options and index put options to lessen the costs of purchasing index put options. The net index option premiums to be received by a Portfolio may, however, vary widely over the short and long-term and may not be sufficient to cover the Portfolio’s costs of purchasing index put options.
Participation Notes (P-Notes) Risk. A Portfolio may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, a Portfolio must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.
Portfolio Turnover Risk. A Subadviser generally does not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, a Subadviser may engage in active and frequent trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or yield differentials. A Portfolio’s turnover rate may be higher than that of other mutual funds due to a Subadviser’s investment strategies and the above-referenced asset transfer programs. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. A Portfolio may experience an increase in its portfolio turnover rate when the Portfolio’s portfolio is modified in connection with a change in a Subadviser.
Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.
Quantitative Model Risk. A Portfolio may use quantitative models as part of its investment process.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. Any errors, limitations, or imperfections in the development, implementation, and maintenance of the Subadviser’s quantitative analyses or models (for example, software or other technology malfunctions or programming inaccuracies), or in the data on which they are based, including the Subadviser’s ability to timely update the data, could adversely affect the Subadviser’s effective use of such analyses or models, which in turn could adversely affect a Portfolio’s performance. A model that has been formulated on the basis of past market data may not be predictive of future price movements. There can be no assurance that these methodologies will produce the desired results or enable a Portfolio to achieve its objective.
Real Asset Risk. The real asset industries in general can be significantly affected by a variety of factors, including exploration and production spending; government regulation or deregulation; energy conservation; changes in tax laws and government regulations; raw materials prices, energy prices and the supply and demand for oil and gas; interest rates; commodity prices; international monetary and political developments such as currency devaluations or revaluations; and central bank movements.
The rate of earnings growth of natural resource companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall and mining companies can suffer from resource availability, governmental restrictions, and fluctuations in supply and demand.
Exposure to the commodities markets may subject a Portfolio to greater volatility than investments in traditional securities. The values of investments related directly to commodities may be affected by changes in overall market movements, commodity index volatility, interest rates, and other factors such as drought, floods, weather, tariffs and international economic, political and regulatory developments.
Real Estate Risk. Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, construction delays and the supply of real estate generally, extended vacancies of properties, and the management skill and credit worthiness of the issuer. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or purchases. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.
Regulatory Risk. Each Portfolio is subject to a variety of laws and regulations which govern its operations. Each Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. Changes in laws and regulations may materially impact a Portfolio, a security, business, sector or market. For example, changes in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, or may impact a Portfolio’s investment policies and/or strategies, or may reduce the attractiveness of an investment.
Restricted Securities Risk. A Portfolio may invest in restricted securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities, such as those normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933.
Restricted securities may be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, an insufficient number of eligible buyers interested in purchasing restricted securities at a particular time could adversely affect their marketability and a Portfolio may be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. A Portfolio may invest in restricted securities determined to be liquid as well as those determined to be illiquid. Even if determined to be liquid, a Portfolio’s holdings of restricted securities may increase the level of Portfolio illiquidity to the extent that eligible buyers become unable or unwilling, for a time, to purchase them. Issuers of restricted securities are not subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded. Thus, a Portfolio investing in restricted securities may be less able to predict future losses. In addition, if a Portfolio’s management receives material nonpublic information about an issuer of a restricted security, the Portfolio may be unable to sell the security when it would otherwise be advantageous to do so and, as such, could incur a loss. Restricted securities also may be difficult to value because market quotations may not be readily available, and the values of such securities may have significant volatility. When registration of a security is required, a Portfolio may have to bear all or part of the registration expenses and the risk of substantial delays in effecting the registration. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the Portfolio.
Selection Risk. The Subadviser will actively manage a Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results. Selection risk is the risk that the securities, derivatives, and other instruments selected by the Subadviser will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.
Short Sale Risk. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a security’s price would be expected to rise. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.

Small Sized Company Risk. Securities of small sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Small and Medium Sized Company Risk. Securities of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller and medium sized companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Sovereign Debt Securities Risk. Investing in sovereign debt securities exposes a Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by a Portfolio. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.
US Government Securities Risk. US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury. Further, the US Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US Government may default on payments on certain US Government securities, including those held by a Portfolio (including the PSF PGIM Government Money Market Portfolio), which could have a negative impact on the Portfolio. An increase in demand for US Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.
Value Style Risk. Value style investing attempts to identify companies that are believed to be undervalued. Value stocks typically have prices that are low relative to factors such as the company’s earnings, cash flow or dividends. Since a Portfolio may invest significantly in value stocks or use a value investment style, there is the risk that value stocks or the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or at all or that a stock judged to be undervalued may actually appropriately priced or overvalued. A value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style. In addition, the Portfolio’s value investment style may go out of favor with investors, negatively affecting the Portfolio’s performance.
Yield Risk. The amount of income received by a Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low, the Portfolio’s expenses could absorb all or a significant portion of the Portfolio’s income. If interest rates increase, the Portfolio’s yield may not increase proportionately. For example, the Portfolio’s investment manager may discontinue any temporary voluntary fee limitation.

HOW THE TRUST IS MANAGED
Board of Trustees
The Board oversees the actions of the investment managers and the Subadvisers and decides on general policies. The Board also oversees the Trust's officers who conduct and supervise the daily business operations of the Trust.
Investment Managers
PGIM Investments, 655 Broad Street, Newark, New Jersey, and ASTIS, One Corporate Drive, Shelton, Connecticut, serve as the investment managers of the Portfolios; PGIM Investments and ASTIS serve as co-investment managers for each Portfolio covered by this Prospectus, except for AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031 and AST Bond Portfolio 2032, for which PGIM Investments serves as the sole investment manager. When used in this Prospectus, the “Manager” refers to (a) PGIM Investments with respect to the AST Bond Portfolio 2026, the AST Bond Portfolio 2027, the AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031 and AST Bond Portfolio 2032; and (b) PGIM Investments and ASTIS, collectively, with respect to all other Portfolios covered by this Prospectus.
PGIM Investments has been in the business of providing advisory services since 1996. PGIM Investments is registered with the National Futures Association (NFA) as a “commodity pool operator” under the Commodity Exchange Act (CEA) with respect to several other portfolios of the Trust not included in this prospectus. ASTIS has been in the business of providing advisory services since 1992.
The Trust's Investment Management Agreements, on behalf of each Portfolio, with ASTIS and PGIM Investments, as applicable (the Management Agreements), provide that the Manager will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the applicable Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
The Manager has engaged the Subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Trust has obtained an exemptive order from the SEC that permits the Manager, subject to approval by the Board, to hire or change Subadvisers for a Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemptive order (which is similar to exemptive orders granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the Subadvisers by the Manager and the Board. The Manager also participates in the day-to-day management of several Portfolios, as noted both in the Summary section for the relevant Portfolios earlier in this Prospectus and the “Portfolio Managers” section later in this Prospectus.
If there is more than one Subadviser for a Portfolio, the Manager will determine the division of the assets for that Portfolio among the applicable Subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such Subadvisers as the Manager deems appropriate. The Manager, in its sole discretion, may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.
Reallocations of assets among the Subadvisers and PGIM Investments may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and the Manager select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or the Manager may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or the Manager buys a security as another Subadviser or the Manager sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.
A discussion regarding the basis for the Board's approval of the Trust's Management Agreements and subadvisory agreements is available in the Trust's semi-annual report (for agreements approved during the six-month period ended June 30) and in the Trust's annual report (for agreements approved during the six-month period ended December 31).
Investment Management Fees
Set forth below are the total effective annualized investment management fees paid (as a percentage of average net assets) net of waivers by each Portfolio of the Trust to the Manager during 2020:
Portfolio	Total Effective Annualized Investment Management Fees Paid
AST Academic Strategies Asset Allocation Portfolio	0.61%
AST Advanced Strategies Portfolio	0.60%
AST AllianzGI World Trends Portfolio	0.71%
AST Balanced Asset Allocation Portfolio	0.15%
AST BlackRock Global Strategies Portfolio	0.75%
AST BlackRock/Loomis Sayles Bond Portfolio	0.42%
AST BlackRock Low Duration Bond Portfolio	0.42%
AST Bond Portfolio 2021	0.47%
AST Bond Portfolio 2022	0.30%
AST Bond Portfolio 2023	0.11%
AST Bond Portfolio 2024	0.04%
AST Bond Portfolio 2025	0.09%
AST Bond Portfolio 2026	0.47%
AST Bond Portfolio 2027	0.41%
AST Bond Portfolio 2028	-#
AST Bond Portfolio 2029	-#
AST Bond Portfolio 2030	0.47%
AST Bond Portfolio 2031	0.47%
AST Capital Growth Asset Allocation Portfolio	0.15%
AST ClearBridge Dividend Growth Portfolio	0.65%
AST Cohen & Steers Global Realty Portfolio	0.78%
AST Cohen & Steers Realty Portfolio	0.79%
AST Emerging Markets Equity Portfolio	0.83%
AST Fidelity Institutional AM® Quantitative Portfolio	0.63%
AST Goldman Sachs Small-Cap Value Portfolio	0.76%
AST Government Money Market Portfolio	0.00%*
AST High Yield Portfolio	0.58%
AST Hotchkis & Wiley Large-Cap Value Portfolio	0.56%
AST International Growth Portfolio	0.79%
AST International Value Portfolio	0.80%
AST Investment Grade Bond Portfolio	0.45%
AST J.P. Morgan Global Thematic Portfolio	0.76%
AST J.P. Morgan International Equity Portfolio	0.71%

Portfolio	Total Effective Annualized Investment Management Fees Paid
AST J.P. Morgan Tactical Preservation Portfolio (formerly, AST J.P. Morgan Strategic Opportunities Portfolio)	0.80%
AST Jennison Large-Cap Growth Portfolio	0.71%
AST Large-Cap Core Portfolio	0.54%
AST Loomis Sayles Large-Cap Growth Portfolio	0.65%
AST MFS Global Equity Portfolio	0.82%
AST MFS Growth Allocation Portfolio	0.66%
AST MFS Growth Portfolio	0.70%
AST MFS Large-Cap Value Portfolio	0.66%
AST Mid-Cap Growth Portfolio	0.76%
AST Mid-Cap Value Portfolio (formerly, AST Neuberger Berman/LSV Mid-Cap Value Portfolio)	0.72%
AST Preservation Asset Allocation Portfolio	0.15%
AST Prudential Core Bond Portfolio	0.46%
AST Prudential Growth Allocation Portfolio	0.61%
AST QMA US Equity Alpha Portfolio	0.83%
AST Quantitative Modeling Portfolio	0.25%
AST Small-Cap Growth Portfolio	0.72%
AST Small-Cap Growth Opportunities Portfolio	0.77%
AST Small-Cap Value Portfolio	0.73%
AST T. Rowe Price Asset Allocation Portfolio	0.61%
AST T. Rowe Price Growth Opportunities Portfolio	0.70%
AST T. Rowe Price Large-Cap Growth Portfolio	0.64%
AST T. Rowe Price Large-Cap Value Portfolio	0.53%
AST T. Rowe Price Natural Resources Portfolio	0.72%
AST Wellington Management Hedged Equity Portfolio	0.76%
AST Western Asset Core Plus Bond Portfolio	0.51%
AST Western Asset Emerging Markets Debt Portfolio	0.67%
Notes to Investment Management Fees Table:
AST Bond Portfolio 2032: The AST Bond Portfolio 2032 is not included in the above table, because it commenced investment operations on January 4, 2021.
#The management fee amount waived exceeds the management fee that would otherwise be payable due to an expense cap.
*Less than 0.005%.

Investment Subadvisers
The Portfolios each have one or more investment Subadvisers providing the day-to-day investment management of each Portfolio. PGIM Investments also participates in the day-to-day management of several Portfolios, as noted in the “Portfolio Managers” section later in this Prospectus. The Manager pays each investment Subadviser a subadvisory fee out of the fee that the Manager receives from the Trust. The Subadvisers for each Portfolio of the Trust are described below:
Allianz Global Investors U.S. LLC (AllianzGI US) is a registered investment adviser located at 1633 Broadway, New York, New York 10019. As of December 31, 2020, AllianzGI US had approximately $127.3 billion in assets under management.
AlphaSimplex Group, LLC (AlphaSimplex), which maintains its headquarters at 200 State Street, Boston, Massachusetts 02109, is a subsidiary of Natixis Investment Managers. As of December 31, 2020, AlphaSimplex had approximately $5.9 billion in assets under management.
AQR Capital Management, LLC (AQR), a Delaware limited liability company formed in 1998, serves as a subadviser for the style premia segment of the Academic Strategies Portfolio and Emerging Markets Equity Portfolio. As of December 31, 2020, AQR and its affiliates had approximately $140 billion in assets under management. AQR's address is Two Greenwich Plaza, Greenwich, Connecticut 06830.
BlackRock Financial Management, Inc. (BlackRock Financial) is a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial is a registered investment adviser and a commodity pool operator organized in New York. BlackRock Inc. and its affiliates had approximately $8.68 trillion in assets under management as of December 31, 2020. BlackRock Financial is located at 55 East 52nd Street, New York, New York 10055.
BlackRock International Ltd (BlackRock International) is a wholly owned subsidiary of BlackRock, Inc. BlackRock International is a registered investment advisor and a commodity pool operator organized in Edinburgh. BlackRock International is located at Exchange Place One, 1 Semple Street, Edinburgh, United Kingdom, EH3 8BL.
BlackRock (Singapore) Limited (BlackRock Singapore) is a wholly owned subsidiary of BlackRock, Inc. BlackRock Singapore is a registered investment adviser and a commodity pool operator organized in Edinburgh. BlackRock Singapore is located at #18-01, Twenty Anson, 20 Anson Road, Singapore, Singapore, 079912
Brown Advisory, LLC (Brown Advisory) is located at 901 South Bond Street, Suite 400, Baltimore, Maryland, 21231, and is an investment adviser registered with the SEC. The firm, together with its affiliates, has approximately $109 billion in assets under management and administration as of December 31, 2020.
ClearBridge Investments, LLC (ClearBridge). Effective July 31, 2020, Clearbridge is a wholly-owned indirect subsidiary of Franklin Resources, Inc. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages US and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of December 31, 2020, ClearBridge’s assets under management (including assets under management for ClearBridge and ClearBridge Investments Limited and its subsidiaries, which has integrated its business with that of ClearBridge) were approximately $177 billion, including $29 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.
Cohen & Steers Capital Management, Inc. (Cohen & Steers) is a global investment manager specializing in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions. Cohen & Steers is a wholly owned subsidiary of Cohen & Steers, Inc. (CNS), a publicly traded company whose common stock is listed on the New York Stock Exchange. As of December 31, 2020, CNS managed approximately $79.9 billion in assets. Cohen & Steers' address is 280 Park Avenue, New York, New York 10017.

Cohen & Steers Asia (CNS Asia), with offices located at 1201-2 Champion Tower, No. 3 Garden Road, Central Hong Kong, is a wholly owned subsidiary of CNS. CNS Asia provides investment research and advisory services with respect to Asia Pacific real estate securities and provides trade order execution services. CNS Asia is a registered investment advisor with the SEC, is authorized by the Hong Kong Securities Finance Commission as an investment manager, and is approved as an investment manager by the Luxembourg Commission de Surveillance du Secteur Financier (CSSF) and by the Central Bank of Ireland. CNS Asia was formed in 2005.
Cohen & Steers UK Limited (CNS UK),with offices located at 50 Pall Mall, 7th Floor, London, SW1Y 5JH, United Kingdom, is a wholly owned subsidiary of CNS. CNS UK provides investment research and advisory services to Cohen & Steers Capital Management, Inc. in connection with managing investments in Europe and provides trade order execution services. CNS UK is a registered investment advisor with the SEC, is authorized by the UK Financial Conduct Authority as an investment manager and is approved as an investment manager by the CSSF. CNS UK may provide investment management services in several EU member states pursuant to the Markets in Financial Instruments Directive. CNS UK was formed in 2006.
CoreCommodity Management, LLC (CoreCommodity) is an independent asset management firm. As of December 31, 2020, CoreCommodity had assets under management of approximately $4.2 billion (measured at notional value for managed accounts and net asset value for pooled vehicles). CoreCommodity is located at 680 Washington Boulevard, 11th Floor, Stamford, Connecticut 06901.
Emerald Mutual Fund Advisers Trust (Emerald) is a wholly-owned subsidiary of Emerald Advisers and was established to allow for Emerald Advisers to serve in a sub-advisory capacity for mutual funds and other registered investment companies. Emerald Advisers is a wholly-owned subsidiary of Emerald PA (Emerald Asset Management PA, LLC). The Emerald Employee Stock Ownership Trust owns 49% of the issued and outstanding stock of Emerald PA through its 100% ownership of Emerald Asset Management, Inc. An affiliate of 1251 Capital (1251 Asset Management Platform, LLC) owns the remaining 51%. Emerald Advisers has been providing professional advisory services to institutional investors, high net worth individuals and the overall general public through quality separate account management and sub-advised mutual funds since 1992. As of December 31, 2020, Emerald Advisers had approximately $6.0 billion in assets under management. Emerald is located at 3175 Oregon Pike, Leola, Pennsylvania 17540.
FIAM LLC (FIAM). FIAM is an indirectly-held subsidiary of FMR LLC. As of December 31, 2020, FIAM managed approximately $257.65 billion in assets. FIAM is located at 900 Salem Street, Smithfield, Rhode Island 02917.
First Quadrant L.P. (First Quadrant), which maintains its headquarters at 800 E. Colorado Boulevard., Suite 900, Pasadena, California 91101, is an affiliate of Affiliated Managers Group. As of December 31, 2020, First Quadrant had approximately $13.8 billion in assets under management, which includes market values for fully funded portfolios and the notional values for margin funded portfolios, including active and active/passive components, all managed by First Quadrant and non-discretionary portfolios managed by strategic partners using First Quadrant, L.P. investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant, L.P. and its strategic partners, but only wherein First Quadrant has full investment discretion over the portfolios.
Goldman Sachs Asset Management, L.P. (GSAM)has been registered as an investment adviser with the SEC since 1990, is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC (Goldman Sachs). As of December 31, 2020, GSAM, including its investment advisory affiliates, had assets under supervision (AUS) of approximately $1.9 trillion. AUS includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs’ address is 200 West Street, New York, New York 10282-2198.
Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley) is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Wiley and Stephens-HW, LLC, a limited liability company whose primary member is SF

Holding Corp., which is a diversified holding company. As of December 31, 2020, Hotchkis and Wiley had approximately $31.7 billion in assets under management. Hotchkis and Wiley's address is 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017.
Jennison Associates LLC (Jennison) is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2020, Jennison managed in excess of $224.2 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.
J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2020, J.P. Morgan and its affiliated companies had approximately $2.3 trillion in assets under management worldwide. J.P. Morgan's address is 383 Madison Avenue, New York, NY 10179.
LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of a proprietary model. As of December 31, 2020, LSV had approximately $104.33 billion in assets under management. LSV's address is 155 North Wacker Drive, 46th Floor, Chicago, Illinois 60606.
Lazard Asset Management LLC (Lazard), an indirect, wholly-owned subsidiary of Lazard Ltd, is known for its global perspective on investing and decades of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, they offer investors an array of equity, fixed income, and alternative investment solutions from their network of offices throughout the world. As of December 31, 2020, Lazard had over $229.7 billion in assets under management. Lazard’s address is 30 Rockefeller Plaza, New York, New York 10112-6300.
LMCG Investments, LLC (LMCG), located at One Boston Place, 201 Washington Street, 29th Floor, Boston, MA 02108, is a SEC-registered investment adviser and serves as a subadviser to the AST Small-Cap Value Portfolio. LMCG is a board-managed limited liability company owned by its employees and Royal Bank of Canada (RBC). LMCG operates independently of RBC. As of December 31, 2020, LMCG had assets under management of approximately $6.8 billion.
Loomis, Sayles & Company, L.P. (Loomis Sayles). Loomis Sayles a registered investment adviser, is located at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc. is indirectly owned by Natixis Investment Managers, LLC (formerly Natixis Investment Managers, L.P.). Natixis Investment Managers, LLC is a wholly owned subsidiary of Natixis Investment Managers U.S. Holdings LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France. As of December 31, 2020, Loomis Sayles had approximately $347.8 billion in assets under management.
Martin Currie Inc. The Martin Currie group provides asset management services for a global client base of financial institutions, charities, foundations, endowments, pension funds, family offices, government agencies and investment funds. Effective July 31, 2020, Martin Currie Inc. is a wholly-owned subsidiary of Franklin Resources, Inc. Martin Currie Inc. is a New York corporation (No. 515904) within the Martin Currie group providing discretionary investment management services to Martin Currie’s US investors. Martin Currie Inc. is headquartered at 280 Park

Avenue, New York, NY 10017 and has its UK-based office at Saltire Court, 20 Castle Terrace, Edinburgh, United Kingdom, EH1 2ES. Martin Currie Inc. is regulated by the SEC in the US and the FCA in the UK. As of December 31, 2020, Martin Currie Inc. had approximately $18.6 billion in assets under management.
Massachusetts Financial Services Company (MFS). MFS is the oldest US mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $608 billion as of December 31, 2020.
Morgan Stanley Investment Management Inc. (MSIM)is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the US and abroad. MSIM is located at 522 Fifth Avenue, New York, NY 10036. As of December 31, 2020, MSIM together with its affiliated asset management companies had approximately $781 billion in assets under management.
Neuberger Berman Investment Advisers LLC (NBIA). Is an indirect, wholly-owned subsidiary of Neuberger Berman Group LLC (Neuberger Berman). As of December 31, 2020, NBIA and its affiliates managed approximately $405 billion in assets. NBIA's address is 1290 Avenue of the Americas, New York, New York 10104.
Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary of Allianz Asset Management of America L.P. with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by Allianz Asset Management U.S. Holding II LLC. Through various holding company structures, Allianz Asset Management of America L.P. is majority owned by Allianz SE. As of December 31, 2020, PIMCO managed $2.22 trillion in assets, including $1.63 trillion in third-party client assets. PIMCO’s address is 650 Newport Center Drive, Newport Beach, California 92660.
PGIM, Inc. (PGIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. The Fixed Income unit of PGIM (PGIM Fixed Income) is the principal public fixed income asset management unit of PGIM. As of December 31, 2020, PGIM had approximately $1.5 trillion in assets under management. PGIM's address is 655 Broad Street, Newark, New Jersey 07102.
PGIM Fixed Income is the primary public fixed-income asset management unit of PGIM, with $968 billion in assets under management as of December 31, 2020, and is the unit of PGIM that provides investment advisory services.*
PGIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: US and non-US government bonds, mortgages and asset-backed securities, US and non-US investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.
PGIM Limited is an indirect, wholly-owned subsidiary of PGIM. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of December 31, 2020, PGIM Limited managed approximately $67.9 billion in assets.
* PGIM Fixed Income’s assets under management includes PGIM Limited’s assets under management listed above.
Shareholders of AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio and AST Advanced Strategies Portfolio voted to approve a proposal permitting PGIM to act as a Subadviser for each of the Portfolios pursuant to a subadvisory agreement with the Manager. The Manager has no current plans or intention to utilize PGIM to provide any investment advisory services to any of the

Portfolios. Depending on future circumstances and other factors, however, the Manager, in its discretion, and subject to further approval by the Board, may in the future elect to utilize PGIM to provide investment advisory services to any or all of the Portfolios.
PGIM Real Estate. is a business unit of PGIM, Inc. (PGIM), which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc. PGIM Real Estate’s address is 7 Giralda Farms, Madison, New Jersey 07940. PGIM Real Estate, comprised of fund management centers in the United States in Madison, New Jersey and Atlanta, GA, and globally in Munich, London, Singapore and Mexico City, is supported by a network of local offices throughout the world. Its specialized operating units offer a broad range of real estate investment opportunities and investment management services in the United States, Europe, Asia and Latin America. PGIM Real Estate managed $188 billion in gross real estate assets ($124 billion net) as of December 31, 2020.
QMA LLC (QMA) a registered investment adviser, is a wholly-owned and independently-operated subsidiary of PGIM, the global investment management businesses of Prudential Financial, Inc. QMA began managing multi-asset portfolios for institutional investors in 1975.As of December 31, 2020, QMA managed approximately $120.3 billion in quantitative equity and global multi-asset solutions for a global client base of pension funds, endowments, foundations, sovereign wealth funds and subadvisory accounts. With offices in Newark, San Francisco and London, QMA's primary address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.
T. Rowe Price Associates, Inc. (T. Rowe Price) is a wholly-owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price and its affiliates managed approximately $1.47 trillion in assets as of December 31, 2020. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.
T. Rowe Price International Ltd (T. Rowe Price International) was organized in 2000 as a United Kingdom corporation and is a wholly owned subsidiary of T. Rowe Price. In 2010, the corporation changed its name from T. Rowe Price Global Investment Services Limited to T. Rowe Price International Ltd. T. Rowe Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also registered or licensed with the U.K. Financial Conduct Authority, the Kanto Local Finance Bureau, and the Financial Services Agency of Japan, among other regulators. T. Rowe Price International is headquartered in London at 60 Queen Victoria Street, London EC4N 4TZ United Kingdom, and has several other branch offices around the world.
T. Rowe Price Hong Kong Limited (Price Hong Kong), a wholly owned subsidiary of Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is responsible for marketing and client servicing of non-US clients based in certain Asian countries, including Hong Kong and Taiwan. Price Hong Kong is licensed with the SFC and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Price Hong Kong serves as a subadviser to registered investment companies and other commingled products for which Price International serves as adviser, and provides investment management services for other clients who seek to primarily invest in securities markets of the Asia-Pacific region (excluding Japan and Australia). Price Hong Kong’s address is 1 Connaught Place, Room 2101-2120, Jardine House 21st Floor, Central Hong Kong.
T. Rowe Price Japan, Inc. (T. Rowe Price Japan), a wholly owned subsidiary of T. Rowe Price International, was organized in 2017 as a Japanese corporation and commenced its operation in 2018. Prior to 2018, T. Rowe Price Japan operated as a branch of T. Rowe Price International (T. Rowe Price International – Tokyo Branch). T. Rowe Price Japan is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also licensed with the Japan Financial Services Agency. T. Rowe Price Japan serves as a subadviser to registered investment companies and other commingled products for which T. Rowe Price International and its affiliates serves as adviser, and provides investment management services for other clients who seek to invest in Japanese securities markets. T. Rowe Price Japan is headquartered in Tokyo at 1-9-2, Marunouchi, Chiyoda-ku, Tokyo, Japan.

T. Rowe Price Singapore Private Ltd. (T. Rowe Price Singapore) is a Singapore limited private company, organized in 2010 and a wholly owned subsidiary of T. Rowe Price International Ltd. (TRP International). TRP International is a UK corporation, organized in 2000, and is a wholly owned subsidiary of T. Rowe Price Associates Inc. T. Rowe Price Singapore had $1.4 billion in assets under management as of December 31, 2020. T. Rowe Price Singapore is headquartered in Singapore at 501 Orchard Road, #10-02 Wheelock Place, Singapore 238880.
UBS Asset Management (Americas) Inc. (UBS AM), is located at 1285 Avenue of the Americas, New York, NY 10019. As of December 31, 2020, UBS AM had approximately $259.6 billion in assets under management. UBS AM is an indirect, wholly owned subsidiary of UBS Group AG (UBS) and a member of the UBS Asset Management division, which had approximately $1,092 billion in assets under management as of December 31, 2020. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.
Victory Capital Management Inc. (Victory Capital) is a registered investment adviser with its principal business address at 15935 La Cantera Parkway, San Antonio, Texas 78256. Victory Capital is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (VCH), a publicly traded Delaware corporation. As of December 31, 2020, Victory Capital managed or advised assets in excess of $147.2 billion for various types of clients, including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.
Wellington Management Company LLP (Wellington Management) is a Delaware limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2020, Wellington Management had investment management authority with respect to approximately $ $1.29 trillion in assets. The address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.
Western Asset Management Company, LLC (WAMCO) & Western Asset Management Company Limited (WAML). WAMCO, established in 1971 and effective July 31, 2020, a wholly-owned indirect subsidiary of Franklin Resources, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCO and its supervised affiliates, including Western Asset Management Company Ltd. – Japan and Western Asset Management Company Pte. Ltd. – Singapore, were approximately $484.2 billion as of December 31, 2020. WAMCO's address is 385 East Colorado Boulevard, Pasadena, California 91101. Effective July 31, 2020, WAML is a wholly-owned indirect subsidiary of Franklin Resources, Inc. WAML acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 10 Exchange Place, London, England.
William Blair Investment Management, LLC (William Blair). William Blair is an independent investment management firm and is affiliated with William Blair & Company, LLC, a 100% active-employee owned firm founded in 1935. As of December 31, 2020, William Blair managed approximately $70 billion in assets. William Blair's address is 150 North Riverside Plaza, Chicago, Illinois 60606.

Portfolio Managers
Information about the portfolio managers responsible for the day-to-day management of the Portfolios is set forth below.
In addition to the information set forth below, the SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Trust's Portfolios.
AST Academic Strategies Asset Allocation Portfolio
PGIM Investments. Brian Ahrens, Andrei Marinich and Todd L. Kerin are jointly and primarily responsible for the overall management of the Portfolio.
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group. This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include; multi-manager single asset class, liquid alternative, multi-asset target risk and outcome oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc (UBS). and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.
Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group's (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
QMA: Asset Allocation and Overlay Segment. Marcus M. Perl, Edward L. Campbell, Edward F. Keon, Jr., Joel M. Kallman and Rory Cummings, are jointly and primarily responsible for the day-to-day management of asset allocations and the overlay segment of the Portfolio.
Marcus M. Perl is a Principal and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, research, strategic asset allocation and portfolio construction. Prior to joining QMA, Marcus was a Vice President and Portfolio Manager at PGIM Investments and a Vice President at FX Concepts Inc. Marcus holds an MA in economics from the University of Southern California.
Edward L. Campbell, CFA,is a Managing Director and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. As the Director of Dynamic Asset Allocation, he is responsible for portfolio management, analysis, and economic and market valuation research, and he oversees a team of investment professionals. Ed also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as a Portfolio Manager and Senior Analyst for PGIM Investments’ Strategic

Investment Research Group (SIRG). Previously, Ed was a Partner and Vice President at Trilogy Advisors. He earned a BS in economics and international business from The City University of New York and an MBA in finance, global business and organizational leadership from the New York University Stern School of Business.
Edward F. Keon, Jr. is a Managing Director and Chief Investment Strategist for QMA’s Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. He also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was repeatedly voted onto Institutional Investor’s All-American Research Team, and as a Senior Vice President at I/B/E/S International Inc. Ed is a board member of the Chicago Quantitative Alliance, where he heads the committee to develop sound practices in quantitative investment management. He earned a BS in industrial management from the University of Massachusetts Lowell and an MBA in finance and marketing from the Massachusetts Institute of Technology Sloan School of Management.
Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining QMA, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a BS and MBA in finance from Rutgers University. Joel is a member of the New York Society of Security Analysts.
Rory Cummings, CFA,is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to his current role, Rory served as a Client Relations Specialist covering a variety of institutional clients. He earned a BA in finance from Seton Hall University and an MBA in financial markets and corporate finance from the New York University Stern School of Business.
QMA: Long/Short Market Neutral Segment. Devang Gambhirwala is a Principal and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, he is responsible for portfolio management, analysis and research. Prior to joining QMA, Devang worked as a Quantitative Research Analyst and Assistant Portfolio Manager for PGIM, Inc. He earned a BS in computer and information sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.
Jennison: Global Infrastructure Segment. Shaun Hong, CFA, Ubong “Bobby” Edemeka and Brannon P. Cook are the portfolio managers jointly and primarily responsible for the day-to-day management of the Global Infrastructure Segment.
Shaun Hong, CFA, is a Managing Director and an income and infrastructure portfolio manager. He joined Prudential (now PGIM) in 1999 as an analyst in Prudential's public equity unit responsible for the power, natural gas, and telecommunications industries, and in September 2000 when Prudential’s public equity asset management capabilities were transferred to Jennison, he joined Jennison. Prior to joining Prudential, Mr. Hong was a research analyst at Equinox Capital Management where he covered the utility, consumer products, commodities, and technology sectors. Mr. Hong began his career as a research analyst covering telecommunications and technology companies at Parker/Hunter. He earned a BS in industrial management from Carnegie Mellon University and he holds the Chartered Financial Analyst (CFA) designation.
Ubong “Bobby” Edemeka is a Managing Director and an income and infrastructure portfolio manager. He joined Jennison in March 2002. Prior to joining Jennison, Mr. Edemeka was with Goldman Sachs as a sell-side research analyst on the US Power & Utilities team. Prior to that, he was an analyst on the global utilities team at SSB Citi Asset Management Group. Mr. Edemeka began his career as an analyst for the Prudential Utility Fund (now PGIM Jennison Utility Fund). Mr. Edemeka earned a BA in government from Harvard University.

Brannon P. Cook is a Managing Director, global infrastructure portfolio manager, and an income and infrastructure research analyst. He joined Jennison in May 2008. Prior to joining Jennison, Mr. Cook spent eight years at JPMorgan Chase initially as an analyst within the mergers and acquisitions group then as a vice president and senior analyst covering transportation and industrial companies. Mr. Cook earned a BSBA from Washington and Lee University.
The portfolio managers for the Global Infrastructure Segment are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
CoreCommodity: Commodities Segment. Adam De Chiara is a Co-Founder and Co-President of CoreCommodity Management, LLC and the Chief Investment Officer Portfolio Manager of the CoreCommodity Programs. Mr. De Chiara began his commodity career in 1991 at Goldman Sachs where he was responsible for trading the Goldman Sachs Commodity Index (GSCI). In 1994, Mr. De Chiara founded the commodity index group at AIG, where he designed and launched the Dow Jones - AIG Commodity Index (now the Bloomberg Commodity Index BCOM). In 2003, Mr. De Chiara co-founded the commodities group at Jefferies, including what is now known as CoreCommodity Management. Mr. De Chiara received a BA with high honors from Harvard University and a JD with honors from Harvard Law School.
Sean Duffy is a Portfolio Manager and Partner of CoreCommodity Management’s Institutional Division. Before March 2008, Mr. Duffy was a Senior Vice President at Jefferies Financial Products, LLC. Prior to joining Jefferies in January 2007, Mr. Duffy held various positions in the financial services industry, including that he was a Portfolio Manager at Graham Capital Management from 2005 to January 2007, specializing in global macro strategies. Prior to Graham Capital, among other positions, Mr. Duffy served as a Director at Deutsche Bank in New York, where he was responsible for managing the global spot trading risk for the precious metals desk from 1997-2001, and he traded commodities at Goldman, Sachs & Co. from 1992 to January 1995. Mr. Duffy commenced his career at Paine Webber & Co. in 1990, serving as a financial analyst in the investment banking division. Mr. Duffy received his A.B. from Harvard University.
Morgan Stanley Investment Management Inc. (MSIM): Global Macro Segment. The portfolio managers of MSIM jointly and primarily responsible for oversight of the Global Macro segment of the Academic Strategies Portfolio are Cyril Moullé-Berteaux, Mark Bavoso, and Sergei Parmenov. Their respective biographies are provided below.
Cyril Moullé-Berteaux, Managing Director. Cyril Moullé-Berteaux is head of the GMA team at MSIM. He re-joined the firm in 2011 and has 29 years of financial industry experience. Before returning to Morgan Stanley, Cyril was a founding partner and portfolio manager at Traxis Partners, a macro hedge fund firm. At Traxis Partners, Cyril managed absolute-return portfolios and was responsible for running the firm’s fundamental and quantitative research effort. Prior to co-founding Traxis Partners, in 2003, he was a managing director at MSIM, running Asset Allocation Research and heading the Global Asset Allocation team. Previously, from 1991 to 1995, Cyril worked at Bankers Trust as a corporate finance analyst and as a derivatives trader in the emerging markets group. He received a BA in economics from Harvard University.
Mark Bavoso, Managing Director. Mark Bavoso is a senior portfolio manager on the GMA team at MSIM. He joined Morgan Stanley in 1986 and has 37 years of investment experience. Previously, he was a senior vice president and portfolio manager at Dean Witter InterCapital and a vice president in the equity marketing and research departments of Dean Witter Reynolds. Prior to joining the firm, he was a vice president and equity research analyst at Sutro & Co. Mark received a BA in both history and political science from the University of California, Davis. In 2008, under his leadership, the Morgan Stanley Strategist Fund was the recipient of the Lipper Funds Award (presented to the top performing Flexible Portfolio for the trailing three years). Mark is also a member of the Economic Club of New York.
Sergei Parmenov, Managing Director. Sergei Parmenov rejoined MSIM in 2011 in the GMA team. Sergei has 24 years of investment experience. Before returning to Morgan Stanley, Sergei was a founder and manager of a macro hedge fund Lyncean Capital Management. Between 2003 and 2008, Sergei was an analyst and a portfolio manager at Traxis Partners, a multi-strategy hedge fund. From 2002 to 2003, Sergei was an analyst at a European mid-cap equities hedge fund at J. Rothschild Capital Management in London. Prior to this, he was a Vice President in the private equity department of Deutsche Bank and from 1999 to 2001, Sergei was an Associate and subsequently Vice President at Whitney & Co, focusing on European private equity investments. Sergei started his career in MSIM in 1996. He received a BA in economics from Columbia University.
PIMCO: International Fixed Income (Hedged) Segment. Andrew Balls, Sachin Gupta and Lorenzo Pagani, PhD, are jointly and primarily responsible for the day-to-day management of the international fixed income (hedged) segment of the Portfolio. Mr. Balls is PIMCO's CIO Global Fixed Income. Based in the London office, he oversees the firm’s European, Asia-Pacific, emerging markets and global specialist investment teams. He manages a range of global portfolios and is a member of the Investment Committee. Previously, he was head of European portfolio management, a global portfolio manager in the Newport Beach office and the firm’s global strategist. Prior to joining PIMCO in 2006, he was an economics correspondent and columnist for the Financial Times in London, New York and Washington, DC. He has 22 years of investment experience and economics/financial markets experience and holds a bachelor's degree from Oxford and a master's degree from Harvard University. He was a lecturer in economics at Keble College, Oxford. Mr. Balls was nominated by Morningstar in 2013 for European Fixed-Income Fund Manager of the Year. He is a director of Room to Read, a nonprofit that promotes literacy and gender equality in education in low-income countries.
Mr. Gupta is a managing director in the Newport Beach office, global portfolio manager and head of the global desk. He is a member of the European Portfolio Committee and a rotating member of the Asia-Pacific Portfolio Committee, and has also served as a rotating member of the Investment Committee. Previously, he was in PIMCO's London office managing European liability driven investment (LDI) portfolios. Before that, he was part of PIMCO’s global portfolio management team in the Singapore office. In these roles, he focused on investments in government bonds, foreign exchange and interest rate derivatives across global markets. Prior to joining PIMCO in 2003, he was in the fixed income and currency derivatives group at ABN AMRO Bank. He has 23 years of investment experience and holds an MBA from XLRI, India. He received an undergraduate degree from Indian Institute of Technology, Delhi. He is a director of The Global Foodbanking Network, an international nonprofit that is working towards a hunger-free future in more than 30 countries.
Dr. Pagani is a managing director and portfolio manager in the Munich office and head of the European rates desk. He is also a member of the European portfolio committee, the counterparty risk committee, and the Best Execution Committee. Prior to joining PIMCO in 2004, he was with the nuclear engineering department at the Massachusetts Institute of Technology (MIT) and with Procter & Gamble in Italy. He has 18 years of investment experience and holds a PhD in nuclear engineering from MIT. He graduated from the Financial Technology Option program of MIT/Sloan Business School and holds a joint master of science degree from the Politecnico di Milano in Italy and the Ecole Centrale de Paris in France.
PIMCO: Inflation-Indexed Securities Segment. Daniel He and Steve Rodosky are jointly and primarily responsible for the day-to-day management of the inflation- indexed securities segment of the Portfolio. Daniel He is an executive vice president and portfolio manager in the Newport Beach office. He is a member of the liquid products group specializing in real return and mortgage-backed securities. Prior to joining PIMCO in 2011, he structured and traded derivative strategies for a global macro hedge fund. He previously developed trading strategies at a hedge fund that focused on foreign exchange volatility. He has 15 years of investment experience and holds an MBA from the University of Chicago Booth School of Business. He also holds a master's degree in financial engineering and an undergraduate degree in computer science from the National University of Singapore.
Mr. Rodosky is a managing director in the Newport Beach office and a portfolio manager for real return and U.S. long duration strategies. He serves as head of talent management for portfolio management in the U.S. and previously led the firm's U.S. rates team. Prior to joining PIMCO in 2001, Mr. Rodosky was vice president of institutional sales with Merrill Lynch. He has 26 years of investment experience and holds a master's degree in financial markets from Illinois Institute of Technology. He received an undergraduate degree from Villanova University.

Western Asset & WAML: Emerging Markets Fixed Income Segment and Macro Opportunities Segment. The portfolio managers jointly and primarily responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the emerging markets fixed income sleeve are S. Kenneth Leech, Chia-Liang Lian, Gordon S. Brown and Kevin J. Ritter. The portfolio managers jointly and primarily responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the macro opportunities sleeve are S. Kenneth Leech and Prashant Chandran. Messrs. Leech, Brown and Chandran have been employed by Western Asset and WAML in the capacity of portfolio managers for at least the past five years.
Ken Leech is the Chief Investment Officer of Western Asset Management Company, LLC. He joined the Firm in 1990. From 1991–2016, assets under management grew from just over $5 billion to $426 billion.1 Ken leads the Global Portfolio, US Broad Portfolio and Macro Opportunities teams. From 2002–2004, he served as a member of the Treasury Borrowing Advisory Committee. Mr. Leech and the Western Asset team were nominated for Morningstar US Fixed Income Manager of the Year five times over the last 13 years, winning the award in 2004 and 2014. Ken was inducted into the Fixed-Income Analyst Society Hall of Fame in 2007. He is a graduate of the University of Pennsylvania’s Wharton School. In his four years he received three degrees: a Bachelor of Arts, a Bachelor of Science and an MBA, graduating summa cum laude.
Chia-Liang Lian is currently Head of Emerging Markets Debt at Western Asset. Mr. Lian has 21 years of investment experience, having joined the Firm in 2011 after approximately six years with Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management. Mr. Lian also spent eight years as a sovereign debt strategist at JPMorgan Chase and Merrill Lynch, and four years at the Monetary Authority of Singapore (MAS) as a senior economist responsible for formulating exchange rate policy. Under his leadership, Western Asset received Benchmark Magazine’s Best-In-Class House Award in Asia Fixed Income in 2012. Mr. Lian holds the Chartered Financial Analyst designation and has an undergraduate degree in Economics from the National University of Singapore where he graduated as part of the MAS scholars program.
Gordon S. Brown received an MSc in Investment Analysis from the University of Stirling, an MSc in Business Economics from the University of Strathclyde, and an MA in Economic Science from the University of Aberdeen. Prior to joining Western Asset Management Limited in 2011, Mr. Brown was a Senior Investment Manager, Emerging Market Rates and Currencies. Mr. Brown is an Associate Member of the UK Society of Investment Professionals.
Prashant Chandran is a graduate from the Indian Institute of Technology, and holds an MSc from the University of Toledo and an MBA from the University of Chicago, Graduate School of Business. Mr. Chandran has been employed by Western Asset since 2007.
Kevin J. Ritter is Portfolio Manager for Western Asset. Mr. Ritter re-joined Western Asset in 2006 after serving as the Emerging Markets Trader at Payden & Rygel from 2004 to 2005. He started his career in emerging markets in 1998, playing various roles in the capital markets groups at Dresdner Kleinwort Wasserstein LLC and ING Barings LLC. Before joining Western Asset in 2003 as a Portfolio Analyst, Mr. Ritter worked as a Spring Associate at FH International Financial Services, Inc. Mr. Ritter is a graduate of Dartmouth College, where he majored in political science. He is also a CFA charter holder.
First Quadrant: Currency Segment. As a systematic manager, First Quadrant employs a centralized team-based approach to investment research and portfolio management. Both functions are internal to First Quadrant and not reliant on third-party providers. The mission of the internal Investment Research team is to continuously improve the multi-factor models used across First Quadrant strategies.
Dori Levanoni and Jeppe Ladekarl are jointly and primarily responsible for the day-to-day management of the currency segment of the Academic Strategies Portfolio. Their respective biographies are provided below.
Dori Levanoni is a Partner and senior member of First Quadrant’s investment team. With a career spanning over 25 years with First Quadrant, he has been involved in all aspects of investment management from research to risk measurement, risk allocation, portfolio optimization, trading and portfolio management. From his early specialization in tactical asset allocation and global macro strategies, Mr. Levanoni currently serves as Portfolio Manager for strategies in the firm’s diversifying and risk-mitigating solutions categories. Dori began his career at First Quadrant in 1991, spending a brief period in the mid-1990s researching in the Department of Anatomy and Neurobiology at Washington University in St. Louis, before returning to the firm for the remainder of his tenure.
Jeppe Ladekarl is a co-Chief Investment Officer and Partner of First Quadrant. Prior to joining the firm in 2009, he was the Principal Portfolio Manager for the currency and GTAA portfolios managed by the World Bank Pension and Endowments Department. He also managed the team that allocates funds to external GTAA and active currency managers, and was responsible for the internally managed global macro strategy. Mr. Ladekarl also worked in the World Bank’s Financial Sector Operations and Policy group conducting financial sector policy research and providing advice to emerging market governments on financial sector issues. Before joining the World Bank, Mr. Ladekarl was a Special Advisor at the Danish Central Bank holding various positions in the Monetary Policy and Capital Markets Departments. Mr. Ladekarl has published on various debt management, ALM, mortgage bonds, currency, emerging markets and international portfolio investment topics. He holds a MSc in economics from the University of Copenhagen.
AlphaSimplex:Hedge Fund Replication Segment. Alexander D. Healy, Peter A. Lee, Philippe P. Lüdi, Kathryn M. Kaminski and Timothy J. Kang are jointly and primarily responsible for the day-to-day management of the hedge fund replication segment of the Portfolio.
Alexander D. Healy joined AlphaSimplex in 2007 and currently serves as Chief Investment Officer. He is also a member of AlphaSimplex’s Board of Directors, AlphaSimplex’s Investment Committee, and AlphaSimplex’s Risk Committee. Dr. Healy received an AB in Mathematics and Computer Science in 2002 and a PhD in Theoretical Computer Science in 2007, both from Harvard University.
Peter A. Lee joined AlphaSimplex in 2007 and currently serves as Senior Research Scientist for hedge fund strategies. Mr. Lee received an AB in Applied Mathematics with a secondary field in Economics from Harvard University in 2007 as well as an SM in Operations Research from MIT in 2016.
Philippe P. Lüdi joined AlphaSimplex in 2006 and currently serves as Senior Research Scientist, focusing on global macro strategies and systems engineering. Dr. Lüdi received the equivalent of an MA in Molecular and Computational Biology from the University of Basel in 2000, followed by an MS in Statistics in 2002 and a PhD in Bioinformatics in 2006, both from Duke University.
Kathryn M. Kaminski joined AlphaSimplex in 2018 and currently serves as Chief Research Strategist. She is also a member of AlphaSimplex’s Investment Committee. Prior to joining AlphaSimplex, Dr. Kaminski served as a visiting scientist at the MIT Laboratory for Financial Engineering. Prior to this, she held portfolio management positions at Campbell and Company and served as a senior investment analyst at RPM, a CTA fund of funds.  Dr. Kaminski received an SB in Electrical Engineering in 2001 and a PhD in Operations Research in 2007, both from MIT.
Timothy J. Kang joined AlphaSimplex in 2018 and currently serves as Research Scientist, focusing on portfolio management, applied research in hedge fund-related strategies, and overall capability development. Prior to joining AlphaSimplex, Mr. Kang gained experience at Susquehanna International Group and at PsychSignal and also worked as an undergraduate research assistant at the Harvard School of Engineering and Applied Sciences. Mr. Kang received an AB in Statistics with a minor in Computer Science from Harvard University in 2018.
AQR Capital Management, LLC (AQR): Style Premia Segment. The portfolio managers of AQR jointly and primarily responsible for oversight of the Style Premia segment of the Academic Strategies Portfolio are Andrea Frazzini, PhD, MS, Ronen Israel, MA, Michael Katz, PhD, AM and Yao Hua Ooi. Their respective biographies are provided below.
Andrea Frazzini, PhD, MS. Dr. Frazzini is a Principal of AQR. Dr. Frazzini joined AQR in 2008 and is the Head of AQR's Global Stock Selection team. He earned a BS in economics from the University of Rome III, an MS in economics from the London School of Economics and a PhD in economics from Yale University.

Ronen Israel, MA. Mr. Israel is a Principal of AQR. Mr. Israel joined AQR in 1999, is the Co-Head of Portfolio Management, Research, Risk and Trading and is a member of AQR’s Executive Committee. Mr. Israel earned a BS in economics and a BAS in biomedical science from the University of Pennsylvania, and an MA in mathematics from Columbia University.
Michael Katz, PhD, AM. Dr. Katz is a Principal of AQR. Dr. Katz joined AQR in 2007 and is Head of the Portfolio Implementation team where he oversees the implementation of AQR’s products and models and enhancement of the implementation process. He earned a BA in economics and a BA in Middle East history, both with honors, at Tel Aviv University, and an AM and a PhD, both in economics, from Harvard University.
Yao Hua Ooi is a Principal of AQR. Mr. Ooi joined AQR in 2004 and is Head of the Macro and Multi-Strategy Team where he leads the Research and Portfolio Management teams focused on AQR's macro and multi-strategy funds. Mr. Ooi earned a B.S. in economics from the Wharton School and a B.S. in engineering from the School of Engineering and Applied Science at the University of Pennsylvania.
AST Advanced Strategies Portfolio
PGIM Investments. Brian Ahrens, Andrei Marinich and Todd L. Kerin are jointly and primarily responsible for the overall management of the Portfolio.
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group. This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include; multi-manager single asset class, liquid alternative, multi-asset target risk and outcome oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc (UBS). and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.
Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group's (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
Brown Advisory LLC Segment. Kenneth M. Stuzin, CFA. Mr. Stuzin is a Partner at Brown Advisory and is responsible for managing the Brown Advisory Large-Cap Growth Strategy. Prior to joining Brown Advisory in 1996, he was a Vice President and Portfolio Manager at J.P. Morgan Investment Management in Los Angeles, where he was a US Large-Cap Portfolio Manager. Prior to this position, Mr. Stuzin was a quantitative portfolio strategist in New York, where he advised clients on capital market issues and strategic asset allocation decisions. Mr. Stuzin is a graduate of Columbia University, receiving a BA in 1986, followed by an MBA from the University in 1993. Mr. Stuzin was hired to manage Brown Advisory’s US Large-Cap Growth Equity strategy and to build upon and grow the investment process into what it is today.

Loomis Sayles Segment. Aziz Hamzaogullari, CFA is the Chief Investment Officer and founder of the Growth Equity Strategies Team at Loomis, Sayles & Company L.P. He is the portfolio manager of the Loomis Sayles large cap, global, international and all cap growth strategies, including the Loomis Sayles Growth, Global Growth, and International Growth mutual funds and products outside the US. Mr. Hamzaogullari is also an Executive Vice President and a member of the firm’s Board of Directors. Aziz joined Loomis Sayles in 2010 from Evergreen Investments where he was a senior portfolio manager and managing director. He joined Evergreen in 2001, was promoted to director of research in 2003 and portfolio manager in 2006. Aziz was head of Evergreen’s Berkeley Street Growth Equity team and was the founder of the research and investment process. Prior to Evergreen, Aziz was a senior equity analyst and portfolio manager at Manning & Napier Advisors. He has 27 years of investment industry experience. Aziz earned a BS from Bilkent University, Turkey, and an MBA from George Washington University. He is also a member of CFA Society Boston.
T. Rowe Price Segment. T. Rowe Price manages the portion of the Portfolio managed by T. Rowe Price through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.
Mark S. Finn, John D. Linehan and Heather K. McPherson are jointly and primarily responsible for the day-to-day management of the portion of the Portfolio managed by T. Rowe Price.
Mark S. Finn is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is the portfolio manager of the Value Fund and chairman of its Investment Advisory Committee and co-portfolio manager of the Institutional Large-Cap Value Fund. Mark is also a vice president and Investment Advisory Committee member of the Equity Income Fund, New Era Fund, Capital Opportunity Fund, and Mid-Cap Value Fund and a vice president of the Balanced Fund. From 2005 to 2009, he was an equity research analyst specializing in electric power generation, utilities, and coal. Prior to this, he was an analyst in T. Rowe Price's Fixed Income Division where he also covered utilities and power generation. From 1998 to 2001, Mark worked with the T. Rowe Price recovery strategy team, where he evaluated financially distressed companies. Mark began his career with T. Rowe Price in 1990 in the Finance Division, where he served as controller of T. Rowe Price Investment Services and as the principal accounting officer for the T. Rowe Price realty income strategies. Prior to joining the firm, he had five years of auditing experience with Price Waterhouse LLP. Mark earned a BS from the University of Delaware and has obtained the Chartered Financial Analyst and Certified Public Accountant designations.
John D. Linehan is chief investment officer of Equity and a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is the portfolio manager of the Equity Income Fund and co-portfolio manager of the Institutional Large-Cap Value Fund and is a member of the firm's U.S. Equity Steering, Equity Brokerage and Trading Control, and Counterparty Risk Committees. From February 2010 to June 2014, John was head of US Equity and chairman of the US Equity Steering Committee. From April 2003 to December 2009, he was the portfolio manager of the U.S. Value Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a BA from Amherst College and an MBA from Stanford University, where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in finance. John also has earned the Chartered Financial Analyst designation.
Heather K. McPherson is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. She is co-portfolio manager for the Institutional US Large-Cap Value Equity Fund and associate portfolio manager for the Equity Income Fund in the U.S. Equity Division. Heather is also a vice president and Investment Advisory Committee member of the Equity Income, Growth & Income, Large-Cap Core, Mid-Cap Value, New Era, Value, and Global Technology Funds. She joined the firm in 2002. Heather worked as a summer intern in 2001 at Salomon Smith Barney, covering the storage area networking industry. Prior to this, she was a vice president of finance and administration for Putnam Lovell Securities, Inc. Heather holds a BS in managerial economics from the University of California-Davis and an MBA from Duke University, The Fuqua School of Business.
William Blair Segment. Simon Fennell and Kenneth J. McAtamney are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by William Blair.

Simon Fennell, Partner, is a co-portfolio manager for the International Growth, International Small Cap Growth, and International Leaders strategies. Since joining the firm in 2011, Mr. Fennell previously served as a TMT Research Analyst, also focusing on idea generation and strategy more broadly. Prior to joining William Blair, Simon was a Managing Director in the Equities division at Goldman Sachs in London and Boston, where he was responsible for institutional, equity research coverage for European and International stocks. Previously, Mr. Fennell was in the Corporate Finance Group at Lehman Brothers in London and Hong Kong, working in the M&A and Debt Capital Markets Groups. Education: MA, University of Edinburgh; MBA, Johnson Graduate School of Management, Cornell University.
Kenneth McAtamney, Partner, is a co-portfolio manager for the Global Leaders, International Growth, and International Leaders strategies. He joined William Blair in 2005 and previously served as co-director of research, as well as mid-large cap Industrials and Healthcare analyst. Prior to joining William Blair, Mr. McAtamney was a Vice President for Goldman Sachs and Co., responsible for institutional equity research coverage for both international and domestic equity, and he was a Corporate Banking Officer with NBD Bank. Education:  BA, Michigan State University; MBA, Indiana University.
LSV Segment. The portfolio managers jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by LSV are Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA.
Josef Lakonishok, Ph.D., has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 43 years of investment and research experience.
Menno Vermeulen, CFA has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Portfolio Manager and Partner since 1998. He has more than 28 years of investment experience.
Puneet Mansharamani, CFA has served as a Senior Quantitative Analyst of LSV since 2000 and a Partner and Portfolio Manager since 2006. He has more than 21 years of investment experience.
Greg Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and Portfolio Manager since 2014. He has more than 14 years of investment experience.
Guy Lakonishok, CFA has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and Portfolio Manager since 2014. He has more than 19 years of investment experience.
QMA Segment. Marcus Perl, Edward L. Campbell and Joel M. Kallman are jointly and primarily responsible for the day-to-day management of the portion of the Portfolio directly managed by PGIM Investments.
Marcus M. Perl is a Principal and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, research, strategic asset allocation and portfolio construction. Prior to joining QMA, Marcus was a Vice President and Portfolio Manager at PGIM Investments and a Vice President at FX Concepts Inc. Marcus holds an MA in economics from the University of Southern California.
Edward L. Campbell, CFA, is a Managing Director and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. As the Director of Dynamic Asset Allocation, he is responsible for portfolio management, analysis, and economic and market valuation research, and he oversees a team of investment professionals. Ed also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as a Portfolio Manager and Senior Analyst for PGIM Investments’ Strategic Investment Research Group (SIRG). Previously, Ed was a Partner and Vice President at Trilogy Advisors. He earned a BS in economics and international business from The City University of New York and an MBA in finance, global business and organizational leadership from the New York University Stern School of Business.

Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining QMA, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a BS and MBA in finance from Rutgers University. Joel is a member of the New York Society of Security Analysts.
PGIM Fixed Income Segment. The portfolio managers from PGIM Fixed Income who are jointly and primarily responsible for the day-to-day management of the Portfolio are Michael J. Collins, Richard Piccirillo, Gregory Peters, and Robert Tipp.
Michael J. Collins, CFA, is a Managing Director and Senior Portfolio Manager for Core, Core Plus, Absolute Return, and other Multi-Sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at the Firm in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from Binghamton University and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI). He currently serves as the Treasurer on the Board of CEA, a non-profit that provides education and employment for people with disabilities. Mr. Collins was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.
Richard Piccirillo is a Managing Director and senior portfolio manager for PGIM Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo had specialized in mortgage-and asset-backed securities since joining the Firm in 1993. Before joining the Firm, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. Mr. Piccirillo was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.
Gregory Peters is a Managing Director and Head of PGIM Fixed Income’s Multi-Sector and Strategy. Mr. Peters is a senior portfolio manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies, in addition to having oversight of the firm's investment strategy function. Prior to joining the Firm in 2014, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley, responsible for the Firm's macro research and asset allocation strategy. In addition, he was Morgan Stanley's Global Director of Fixed Income & Economic Research. Earlier, he worked at Salomon Smith Barney and the Department of U.S. Treasury. He received a BA in Finance from The College of New Jersey and an MBA from Fordham University. Mr. Peters is a member of the Fixed Income Analyst Society and the Bond Market Association. Mr. Peters was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.
Robert Tipp, CFA, is a Managing Director, Chief Investment Strategist, and Head of Global Bonds for PGIM Fixed Income. In addition to co-managing the global multi-sector strategies, Mr. Tipp is responsible for global rates positioning for Core Plus, Absolute Return, and other portfolios. Mr. Tipp has worked at the Firm since 1991, where he has held a variety of senior investment manager and strategist roles. Prior to joining the firm, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Before that, Mr. Tipp was a Senior Staff Analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.
PIMCO Segment. Daniel He, Nic Johnson, Steve Rodosky, Andrew Balls, Sachin Gupta and Lorenzo Pagani are the portfolio managers jointly and primarily responsible for the portion of the Portfolio managed by PIMCO.

Daniel He is an executive vice president and portfolio manager in the Newport Beach office. He is a member of the liquid products group specializing in real return and mortgage-backed securities. Prior to joining PIMCO in 2011, he structured and traded derivative strategies for a global macro hedge fund. He previously developed trading strategies at a hedge fund that focused on foreign exchange volatility. He has 15 years of investment experience and holds an MBA from the University of Chicago Booth School of Business. He also holds a master's degree in financial engineering and an undergraduate degree in computer science from the National University of Singapore.
Mr. Johnson is a managing director in the Newport Beach office and a portfolio manager focusing on commodity, quantitative, and multi-asset strategies. He specializes in structural risk premiums as well as overall portfolio construction, and leads both the commodity and quantitative strategies portfolio management groups. In 2012 he co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. Prior to joining PIMCO in 2004, he was a research fellow at NASA's Jet Propulsion Laboratory, helping to develop Mars missions and new methods of autonomous navigation. He has 16 years of investment experience and holds a master’s degree in financial mathematics from the University of Chicago and an undergraduate degree from California Polytechnic State University.
Mr. Rodosky is a managing director in the Newport Beach office and a portfolio manager for real return and U.S. long duration strategies. He serves as head of talent management for portfolio management in the U.S. and previously led the firm's U.S. rates team. Prior to joining PIMCO in 2001, Mr. Rodosky was vice president of institutional sales with Merrill Lynch. He has 26 years of investment experience and holds a master's degree in financial markets from Illinois Institute of Technology. He received an undergraduate degree from Villanova University.
Mr. Balls is PIMCO's CIO Global Fixed Income. Based in the London office, he oversees the firm’s European, Asia-Pacific, emerging markets and global specialist investment teams. He manages a range of global portfolios and is a member of the Investment Committee. Previously, he was head of European portfolio management, a global portfolio manager in the Newport Beach office and the firm’s global strategist. Prior to joining PIMCO in 2006, he was an economics correspondent and columnist for the Financial Times in London, New York and Washington, DC. He has 22 years of investment and economics/financial markets experience and holds a bachelor's degree from Oxford and a master's degree from Harvard University. He was a lecturer in economics at Keble College, Oxford. Mr. Balls was nominated by Morningstar in 2013 for European Fixed-Income Fund Manager of the Year. He is a director of Room to Read, a nonprofit that promotes literacy and gender equality in education in low-income countries.
Mr. Gupta is a managing director in the Newport Beach office, global portfolio manager and head of the global desk. He is a member of the European Portfolio Committee and a rotating member of the Asia-Pacific Portfolio Committee, and has also served as a rotating member of the Investment Committee. Previously, he was in PIMCO's London office managing European liability driven investment (LDI) portfolios. Before that, he was part of PIMCO’s global portfolio management team in the Singapore office. In these roles, he focused on investments in government bonds, foreign exchange and interest rate derivatives across global markets. Prior to joining PIMCO in 2003, he was in the fixed income and currency derivatives group at ABN AMRO Bank. He has 23 years of investment experience and holds an MBA from XLRI, India. He received an undergraduate degree from Indian Institute of Technology, Delhi. He is a director of The Global Foodbanking Network, an international nonprofit that is working towards a hunger-free future in more than 30 countries.
Dr. Pagani is a managing director and portfolio manager in the Munich office and head of the European government bond and European rates desk. He is also a member of the European portfolio committee, the counterparty risk committee, and the Best Execution Committee. Prior to joining PIMCO in 2004, he was with the nuclear engineering department at the Massachusetts Institute of Technology (MIT) and with Procter & Gamble in Italy. He has 18 years of investment experience and holds a PhD in nuclear engineering from MIT. He graduated from the Financial Technology Option program of MIT/Sloan Business School and holds a joint master of science degree from the Politecnico di Milano in Italy and the Ecole Centrale de Paris in France.

AST AllianzGI World Trends Portfolio
The portfolio managers jointly and primarily responsible for the day-to-day management of the AST AllianzGI World Trends Portfolio are Claudio Marsala, Paul Pietranico and Heather Bergman.
Mr. Claudio Marsala is a portfolio manager, director and Head of Multi Asset US with Allianz Global Investors, which he joined in 2001. He is responsible for overseeing the investment process, performance and management for the Multi Asset US and Global Multi Asset Alternatives teams. As a member of the Global Multi Asset R&D team, he also actively contributes to research on systematic alpha strategies. Mr. Marsala previously led the quantitative efforts of the firm’s Multi Asset team in Italy. Before that, he worked in risk management. He has 18 years of investment industry experience. Mr. Marsala has a degree in economics and financial markets from the University of Pisa in Italy and a master’s degree in quantitative finance from the University of Turin.
Paul Pietranico is a portfolio manager and a director with Allianz Global Investors, which he joined in 2005. As the head of active allocation strategies within the Multi Asset US team, he oversees all traditional multi asset strategies and is a portfolio manager for the Global Dynamic Allocation Fund, Multi Asset Income, the target-date portfolios, among other dynamic asset allocation strategies. Mr. Pietranico has 24 years of investment-industry experience. He previously worked at Charles Schwab & Co., focusing on research related to portfolio optimization; asset allocation; retirement planning; and investment-manager due diligence. Mr. Pietranico has a BS in physics, an MA in philosophy of science, and an MS in engineering economic systems and operations research from Stanford University. He is a CFA charterholder.
Heather Bergman is a portfolio manager and director with Allianz Global Investors, which she joined in 2011. As a member of the Multi Asset US team, she is a portfolio manager for asset allocation portfolios and manages the investment functions around the 529 portfolios, including monitoring the underlying managers and leading the portfolio-update process. Ms. Bergman has 14 years of investment-industry experience. Before joining the firm, Ms. Bergman taught at the University of California Los Angeles and did her post-doctoral research at New York University; before that, she was an analyst at a global macro hedge fund, covering both developed and emerging markets. Ms. Bergman has a BA in government from Georgetown University, an MA in international economic policy from Columbia University and a PhD in international political economy from the University of California Los Angeles.
AST BlackRock Global Strategies Portfolio
Philip Green, Managing Director, is head of the Global Tactical Asset Allocation team within BlackRock’s Multi-Asset Strategies group. Mr. Green's service with the firm dates back to 1999, including his years with Merrill Lynch Investment Managers (MLIM), which merged with BlackRock in 2006. Prior to joining MLIM, Mr. Green was a portfolio manager at Bankers Trust Company. He is the author of many articles on investing, some of which have been published in the Financial Analysts Journal, Journal of Foreign Exchange & Money Markets, and the Journal of Investing.
Mr. Green earned an MBA from the Stern School of Business of New York University and a BS in economics from the Wharton School of the University of Pennsylvania.
Michael Pensky, CFA, Director, is a portfolio manager on the Global Tactical Asset Allocation team within BlackRock’s Multi-Asset Strategies Group. Prior to joining BlackRock, Mr. Pensky held positions in Morgan Stanley and SunTrust Robinson Humphrey. Mr. Pensky earned a BS degree in both mathematics and finance from the University of Florida and an MFE degree in financial engineering from the University of California, Berkeley.
AST BlackRock Low Duration Bond Portfolio
Bob Miller, Akiva Dickstein and Scott MacLellan, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio.

Bob Miller, Managing Director, is head of Americas Fundamental Fixed Income within BlackRock's Global Fixed Income group and a member of the Global Fixed Income Executive Committee. He is a portfolio manager of BlackRock's Core Bond, Total Return, and Strategic Income Opportunities Funds. Prior to joining BlackRock in 2011, Mr. Miller was a co-founder and partner at the Round Table Investment Management Company, a multi-strategy, research-based investment company, where he managed a global macro strategy. Previously, Mr. Miller spent 20 years at Bank of America, where he served in a variety of roles, most recently as senior portfolio manager for the bank's proprietary multi-asset investment portfolio. Mr. Miller managed global interest rate, credit and foreign exchange portfolios during his tenure at Bank of America.
Mr. Miller is a former Trustee of Davidson College where he served as Chair of the Investment Committee, member of the Athletics Committee and member of the Presidential Search Committee. He currently serves as an advisor to the Investment Committee and is also actively involved with the Davidson July Experience program. Mr. Miller is a former Trustee and past Chairman of the Board at Trinity Episcopal School in Charlotte, NC. He currently serves as an advisor to the TES Investment Committee. He previously served as an advisor to the Investment Committee of St. Mary's School in Raleigh, NC.  Mr. Miller is a member of the Chairmen's Circle with the Central Park Conservancy in New York City. He earned a BA degree in economics from Davidson College.
Akiva Dickstein, Managing Director, is Head of Customized Multi-Sector Portfolios and co-Head of Global Inflation Linked Portfolios within BlackRock's Global Fixed Income (GFI) group, and a member of the Global Fixed Income executive team. He is also a portfolio manager of BlackRock's Core Bond Fund. Prior to taking on his current responsibilities, Mr. Dickstein was the lead portfolio manager on BlackRock's mortgage portfolios.
Before joining BlackRock in 2009, Mr. Dickstein spent eight years at Merrill Lynch, where he served as Managing Director and head of the U.S. Rates & Structured Credit Research Group. He was responsible for the team that produced MBS, ABS, CMBS, Treasuries, swaps, and interest rate derivatives research. Mr. Dickstein's publications on MBS strategy included the weekly Mortgage Investor as well as numerous lengthier articles on topics such as optimal loan modifications, the valuation of credit-sensitive MBS and ABS, and the pricing of mortgage derivatives, options, and pass-throughs. In addition, he developed Merrill's prepayment models for fixed rate and hybrid MBS. From 1993 to 2001, Mr. Dickstein was with Lehman Brothers, most recently as a Senior Vice President in Mortgage Derivatives Trading. In this role, he traded mortgage derivatives and developed Lehman's credit default model. He joined Lehman as a mortgage and asset-backed securities analyst and was named to Institutional Investor's All American Fixed Income Research Team in pass-throughs, non-agency mortgages, and asset-backed securities.
Scott Maclellan, CFA, Director, is a portfolio manager in BlackRock's Global Fixed Income Group. He is the co-portfolio manager of BlackRock's Low Duration Bond Fund and the BGF USD Short Duration Bond Fund. As a lead portfolio manager on the USD short duration fixed income platform, he also focuses on managing multi sector short duration portfolios and closed end funds. Prior to assuming his current responsibilities in 2012, Mr. MacLellan was a member of the Global Client Group, covering Japanese clients. He also served as a product specialist for short duration fixed income products. Previously, Mr. MacLellan spent four years with Nomura BlackRock Asset Management (NBAM), a former joint venture between BlackRock and Nomura Asset Management Co., Ltd, in Tokyo as an account manager. Prior to joining NBAM in 2001, Mr. MacLellan spent a year in the Global Finance and Investment Department of IBJ Leasing in Tokyo. Mr. MacLellan earned a BS degree, with honors, in economics and international development studies from King's College in 1997.
AST BlackRock/Loomis Sayles Bond Portfolio
PGIM Investments. Brian Ahrens, Andrei Marinich, CFA, Todd L. Kerin and Saleem Z. Banatwala are jointly and primarily responsible for the Portfolio’s asset allocations.
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group (SIRG). This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.
Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group's (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
Saleem Z. Banatwala joined PGIM Investments in February 2013 as a research analyst focused on Portfolio Construction with the Strategic Investment Research Group (SIRG). Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans. In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX. He is a CFA charter holder and a member of the CFA Society New York.
BlackRock Segment. The portfolio managers from BlackRock who are jointly and primarily responsible for the day-to-day management of the Portfolio are Bob Miller, Rick Rieder and David Rogal.
Bob Miller, Managing Director, is head of Americas Fundamental Fixed Income within BlackRock's Global Fixed Income group and a member of the Global Fixed Income Executive Committee. He is a portfolio manager of BlackRock's Core Bond, Total Return, and Strategic Income Opportunities Funds. Prior to joining BlackRock in 2011, Mr. Miller was a co-founder and partner at the Round Table Investment Management Company, a multi-strategy, research-based investment company, where he managed a global macro strategy. Previously, Mr. Miller spent 20 years at Bank of America, where he served in a variety of roles, most recently as senior portfolio manager for the bank's proprietary multi-asset investment portfolio. Mr. Miller managed global interest rate, credit and foreign exchange portfolios during his tenure at Bank of America.
Mr. Miller is a former Trustee of Davidson College where he served as Chair of the Investment Committee, member of the Athletics Committee and member of the Presidential Search Committee. He currently serves as an advisor to the Investment Committee and is also actively involved with the Davidson July Experience program. Mr. Miller is a former Trustee and past Chairman of the Board at Trinity Episcopal School in Charlotte, NC. He currently serves as an advisor to the TES Investment Committee. He previously served as an advisor to the Investment Committee of St. Mary's School in Raleigh, NC. Mr. Miller is a member of the Chairmen's Circle with the Central Park Conservancy in New York City. He earned a BA degree in economics from Davidson College.

Rick Rieder, Managing Director, is BlackRock's Chief Investment Officer of Global Fixed Income, Head of the Global Allocation Investment Team in the Multi-Asset Strategies Group, a member of BlackRock's Global Operating Committee and Chairman of the firm-wide BlackRock Investment Council.
Before joining BlackRock in 2009, Mr. Rieder was President and Chief Executive Officer of R3 Capital Partners. He served as Vice Chairman and member of the Borrowing Committee for the U.S. Treasury and is currently a member of the Federal Reserve Bank of New York's Investment Advisory Committee on Financial Markets.
Mr. Rieder currently serves on the Alphabet/Google Investment Advisory Committee and the UBS Research Advisory Board. He was awarded the Global Unconstrained Fixed Income Manager of the Year for 2015 by Institutional Investor, was nominated for Fixed Income Manager of the Year by Institutional Investor for 2014 and was inducted into the Fixed Income Analysts Society Fixed Income Hall of Fame in 2013.
From 1987 to 2008, Mr. Rieder was with Lehman Brothers, most recently as head of the firm's Global Principal Strategies team, a global proprietary investment platform. He was also global head of the firm's credit businesses, Chairman of the Corporate Bond and Loan Capital Commitment Committee, and a member of the Board of Trustees for the corporate pension fund. Before joining Lehman Brothers, Mr. Rieder was a credit analyst at SunTrust Banks in Atlanta.
Mr. Rieder earned a BBA degree in Finance from Emory University in 1983 and an MBA degree from The Wharton School of the University of Pennsylvania in 1987. He is a member of the board of Emory University, Emory's Business School, and the University's Finance Committee, and is the Vice Chairman of the Investment Committee. Mr. Rieder is founder and chairman of the business school's BBA investment fund and community financial literacy program.
Mr. Rieder serves as Chairman of the Board of North Star Academy's thirteen Charter Schools in Newark, New Jersey and is the Founder and Chairman of the Board of Graduation Generation Public School Collaboration in Atlanta. He is a Trustee for the US Olympic Foundation, and is on the International Advisory Council and Board of Advisors for the Hospital for Special Surgery. He serves on the National Leadership Council of the Communities in Schools Educational Foundation and on the board of Big Brothers/Big Sisters of Newark and Essex County. Mr. Rieder was honored at the Choose Success Awards ceremony in Atlanta in 2015 for his dedication to public education in Atlanta through CIS and Graduation Generation.
David Rogal, Managing Director, is a member of the Multi-Sector Mutual Fund team within BlackRock's Global Fixed Income Group. He is a portfolio manager of BlackRock's Core Bond, Inflation Protected, Total Return, and Strategic Income Opportunities Funds. Mr. Rogal focuses on broad macro positioning, with specialties in interest rates, inflation, and volatility trading. Mr. Rogal joined Fixed Income in 2009. Previously, he was a member of BlackRock's Multi Asset Strategies group, where he developed quantitative models and advised insurance companies, pension funds, and banks on asset-allocation and asset-liability management. Mr. Rogal began his career at BlackRock in 2006 as an analyst in the Financial Institutions Group. Mr. Rogal earned a BA degree in economics and biology from Cornell University in 2006, with concentrations in statistics and genetics. He is a member of the Phi Beta Kappa society, for which he currently serves on the alumni board of directors.
Loomis Sayles Segment. The co-portfolio managers from Loomis Sayles who are jointly and primarily responsible for the day-to-day management of the Portfolio are Peter Palfrey, CFA and Rick Raczkowski. Ian Anderson and Barath Sankaran, CFA, are solely responsible for managing the MBS portion of the Portfolio.
Peter Palfrey, CFA is a vice president of Loomis, Sayles & Company and portfolio manager for the Loomis Sayles fixed income group. With 37 years of investment industry experience, Peter co-manages the Loomis Sayles Core Plus strategy, which includes the Loomis Sayles Core Plus Bond Fund. Prior to joining Loomis Sayles in 2001, he worked for Back Bay Advisors as senior vice president and portfolio manager, and for MONY Capital Management as investment vice president and portfolio manager. Peter earned a BA from Colgate University.

Rick Raczkowski is an executive vice president of Loomis, Sayles & Company, portfolio manager for the Loomis Sayles fixed income group and co-head of the relative return team. He co-manages the Loomis Sayles Corporate Bond strategies and Core Plus Fixed Income strategy, which includes the Loomis Sayles Core Plus Bond Fund. He is also a member of the firm's Board of Directors. Rick has 31 years of investment industry experience and joined Loomis Sayles in 2001. Prior to Loomis Sayles, he served as vice president for Back Bay Advisors and was a senior consultant at both Hagler Bailly Consulting and EDS Management Consulting/A.T. Kearney. Rick also worked as an economist and industry analyst for DRI McGraw-Hill. Rick earned a BA from the University of Massachusetts and an MBA from Northeastern University.
Ian Anderson is a vice president of Loomis, Sayles & Company. He is the agency MBS strategist for the mortgage and structured finance team, responsible for developing agency MBS research and relative value recommendations across all fixed income products. Ian is the lead portfolio manager for the dedicated agency MBS strategies and a co-agency MBS portfolio manager for the Loomis Sayles Core Plus Bond Fund. Ian joined Loomis Sayles in 2011 from Fannie Mae, where he held several positions over his 11 year tenure. Most recently, he was a senior portfolio manager for Fannie Mae’s investment portfolio, developing and implementing relative value alpha strategies for the agency MBS, CMO, CMBS, reverser mortgage and hybrid sub-portfolios. Prior to this, Ian was responsible for agency CMO structured book, conducting hedging of assets and assisting researchers to develop accurate prepayment and term structure models. He began as a financial analyst and later became a senior securities analyst and assisted traders with inquiries into various model risk analytics and forecasts in various asset classes, helped design and implement a short horizon portfolio tracking system, compared internal model prepayment speeds and risk analytics, and designed and produced return attribution reports for the portfolio. Previously, Ian was a research analyst for the Federal Reserve Board of Governors, where he developed econometric and empirical models, worked with economists on producing empirical distribution of market expectations of probable Federal Reserve interest rate action. Ian earned a BS in economics from the University of Chicago and an MS in finance from the George Washington University. Ian has over 22 years of investment management experience.
Barath Sankaran, CFA is a vice president of Loomis, Sayles & Company and a member of the mortgage and structured finance team. He is a co-portfolio manager for the dedicated agency MBS strategies and a co-agency MBS portfolio manager for the Loomis Sayles Core Plus Bond Fund. Additionally, Barath guides other product teams at the firm in the optimal sector allocation and portfolio implementation of agency MBS. Barath joined Loomis Sayles in 2009 as an analyst in the mortgage and structured finance group, where he initially focused on non-agency RMBS and gradually expanded his role to agency MBS. Since 2011, Barath has been dedicated to the agency MBS effort with the goal of developing best-in-class investment capabilities. He was instrumental in creating the firm's proprietary prepayment model and has led the creation of a fundamentally-driven relative value approach to investing in specified MBS pools. In 2018, Barath was promoted to portfolio manager. Prior to Loomis Sayles, he held multiple roles at Johnson & Johnson, where he was a member of the Information Management Leadership Development Program, a Six Sigma dashboard architect and later a business relationship lead for the consumer products division. Barath earned a BS from Carnegie Mellon University and an MBA from the Sloan School of Management at the Massachusetts Institute of Technology. Barath has 11 years of investment experience.
AST Target Maturity Bond Portfolios
AST Investment Grade Bond Portfolio
Richard Piccirillo, Erik Schiller, David Del Vecchio and Gregory Peters are jointly and primarily responsible for the day-to-day management of each Portfolio.
Richard Piccirillo is a Managing Director and senior portfolio manager for PGIM Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo had specialized in mortgage-and asset-backed securities since joining the Firm in 1993. Before joining the Firm, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. Mr. Piccirillo was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.

David Del Vecchio is a Managing Director and portfolio manager for PGIM Fixed Income’s U.S. Investment Grade Corporate Bond Team. Mr. Del Vecchio’s responsibilities include intermediate and short corporate strategies as well as corporate security selection in multi-sector strategies. Prior to his current role, Mr. Del Vecchio was a taxable money markets portfolio manager for the Money Markets Group, responsible for managing proprietary fixed income accounts, as well as the securities lending portfolios. Prior to joining the Money Markets Group in 2000, he was responsible for the lending/repurchase agreements of U.S. government, agency, and STRIP securities in the Firm’s Securities Lending Group. Mr. Del Vecchio joined the Firm in 1995. He received a BS in Business Administration with a specialization in Finance from The College of New Jersey, and an MBA in Finance from New York University.
Gregory Peters is a Managing Director and Head of PGIM Fixed Income’s Multi-Sector and Strategy. Mr. Peters is a senior portfolio manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies, in addition to having oversight of the firm's investment strategy function. Prior to joining the Firm in 2014, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley, responsible for the Firm's macro research and asset allocation strategy. In addition, he was Morgan Stanley's Global Director of Fixed Income & Economic Research. Earlier, he worked at Salomon Smith Barney and the Department of U.S. Treasury. He received a BA in Finance from The College of New Jersey and an MBA from Fordham University. Mr. Peters is a member of the Fixed Income Analyst Society and the Bond Market Association. Mr. Peters was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.
Lindsay Rosner, CFA, is Vice President on the Multi-Sector Portfolio Management Team for PGIM Fixed Income. Her primary responsibilities are supporting our efforts in managing multi-sector portfolios across several mandates, including Core, Core Plus, and Core Conservative, both intermediate and long duration. Prior to joining the Firm in 2012, Ms. Rosner worked for Barclays Capital (and prior to that, Lehman Brothers) in New York City where she was a convertible bond trader, working with both hedge fund and traditional money management clients. Ms. Rosner is a graduate of Princeton University. She received a BA from the Woodrow Wilson School of Public and International Affairs. Ms. Rosner holds the Chartered Financial Analyst (CFA) designation.
Mick Meyler is a Principal for PGIM Fixed Income's Developed Market Rates team, specializing in government securities, futures and interest rate swaps/derivatives. Mr. Meyler joined the Firm in 2017 and assists with managing overall portfolio strategy, performs quantitative analysis, and designs and implements risk positions. Most recently, Mr. Meyler was with Nomura Securities where he was a Director in Interest Rate Sales focused on relative value and macro sales. Prior to that he was a portfolio manager at Citigroup's Proprietary Trading business and then at Nomura Securities' Proprietary Trading business where he implemented and managed relative value trading strategies in government securities and interest rate swaps/options. Mr. Meyler began his career in Capital Markets in 2001 in an Interest Rates Sales role at Lehman Brothers. Mr. Meyler received an BA in Economics from Rutgers University and an MBA with a concentration in Quantitative Finance from the University of Chicago.
Scott Donnelly, CFA, is a Vice President and a U.S. government portfolio manager for PGIM Fixed Income's Multi-Sector and Liquidity Team. Prior to his current role, Mr. Donnelly was a Sr. Investment Vice President for the Firm’s Global Portfolio Management unit, overseeing the portfolio management activities within its Asia ex-Japan and European insurance operations. Mr. Donnelly started his career with the Firm in 2007 in the Institutional Investment Products group. Previously, he held portfolio management and actuarial roles at MetLife. Scott received a BS in Finance from St. Joseph's University and MBA from New York University. He holds the Chartered Financial Analyst (CFA) designation.
Gary Wu, CFA, is a Principal and a U.S. government portfolio manager for PGIM Fixed Income's Multi-Sector and Liquidity Team. He has been responsible for managing U.S. Treasury products since joining the Team in 2000. Previously, Mr. Wu was a portfolio manager on PGIM Fixed Income’s Money Markets Desk. From 1997 to 1999, Mr. Wu was a risk analyst in PGIM Fixed Income’s quantitative research group. Mr. Wu joined the Firm in 1994 in the Guaranteed Products Unit, where he was responsible for annuity pricing. Mr. Wu received a BS in Business Administration and Mathematics from The State University of New York, at Albany. He holds the Chartered Financial Analyst (CFA) designation.

AST ClearBridge Dividend Growth Portfolio
The portfolio managers jointly and primarily responsible for management of the Portfolio are Michael Clarfeld, Peter Vanderlee, Scott Glasser and John Baldi.
Mr. Clarfeld is a Managing Director and Portfolio Manager at ClearBridge. He joined ClearBridge or its predecessor companies in 2006. Michael Clarfeld, CFA, has 21 years of investment industry experience.
Mr. Vanderlee is a Managing Director and Portfolio Manager at ClearBridge. He joined ClearBridge or its predecessor companies in 1999. Peter Vanderlee, CFA, has 22 years of investment industry experience and 11 years of related industry experience.
Mr. Glasser is a Co-Chief Investment Officer, Managing Director and Portfolio Manager of ClearBridge and has 30 years of industry experience. Mr. Glasser joined the subadviser or its predecessor in 1993.
Mr. Baldi is a Managing Director and a Portfolio Manager of ClearBridge and has 23 years of industry experience. He joined ClearBridge or its predecessor in 2004.
AST Cohen & Steers Global Realty Portfolio
Cohen & Steers Capital Management, Inc. Cohen & Steers Asia Limited and Cohen & Steers UK Limited utilize a team-based approach in managing the Portfolio. Messrs. Cheigh, Leung and Quirijns direct and supervise the execution of the Portfolio’s investment strategy, and lead and guide the other members of the investment team.
Jon Cheigh - Mr. Cheigh joined Cohen & Steers in 2005 and currently serves as Chief Investment Officer and head of the global real estate investment team. He is based in New York.
William Leung - Mr. Leung has been with Cohen & Steers Asia Limited since 2012 and currently serves as Senior Vice President. Prior to joining the Cohen & Steers, Mr. Leung was a director, a portfolio manager and head of Asia real estate securities at Deutsche Asset Management/RREEF. Mr. Leung has a masters of business degree from The Hong Kong University of Science & Technology and is based in Hong Kong.
Rogier Quirijns - Mr. Quirijns joined Cohen & Steers in 2008 and currently serves as Senior Vice President. Mr. Quirijns has a degree in business economics from the University of Amsterdam and is based in London.
AST Cohen & Steers Realty Portfolio
The portfolio managers jointly and primarily responsible for the day-to-day management of the Portfolio are: Jon Cheigh, Thomas Bohjalian, Jason Yablon, and Mathew Kirschner.
Jon Cheigh—Mr. Cheigh joined Cohen & Steers in 2005 and currently serves as Chief Investment Officer and head of the global real estate investment team. He is based in New York.
Thomas N. Bohjalian—Mr. Bohjalian joined Cohen & Steers in 2003 and currently serves as Executive Vice President and head of the US real estate investment team. Mr. Bohjalian is a Chartered Financial Analyst. He is based in New York. Mr. Bohjalian announced his intention to retire from Cohen & Steers on June 30, 2021. Effective May 1, 2021, Mr. Bohjalian will no longer serve as a portfolio manager to the Portfolio.
Jason A. Yablon—Mr. Yablon joined the Cohen & Steers in 2004 and currently serves as Senior Vice President. He is based in New York.
Mathew Kirschner – Mr. Kirschner joined Cohen & Steers in 2004 and currently serves as Senior Vice President and a member of the US real estate investment team. Mr. Kirschner is a Chartered Financial Analyst charterholder. He is based in New York.

Cohen & Steers utilizes a team-based approach in managing the Portfolio. Messrs. Cheigh, Bohjalian, Yablon and Kirschner direct and supervise the execution of the Portfolio’s investment strategy.
AST Dynamic Asset Allocation Portfolios
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AST Balanced Asset Allocation Portfolio
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AST Capital Growth Asset Allocation Portfolio
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AST Preservation Asset Allocation Portfolio
The Manager typically uses teams of portfolio managers and analysts to manage each Portfolio. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.
PGIM Investments. Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group. This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include; multi-manager single asset class, liquid alternative, multi-asset target risk and outcome oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc (UBS). and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.
Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group's (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
QMA. Marcus M. Perl is a Principal and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, research, strategic asset allocation and portfolio construction. Prior to joining QMA, Marcus was a Vice President and Portfolio Manager at PGIM Investments and a Vice President at FX Concepts Inc. Marcus holds an MA in economics from the University of Southern California.
Edward L. Campbell, CFA, is a Managing Director and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. As the Director of Dynamic Asset Allocation, he is responsible for portfolio management, analysis, and economic and market valuation research, and he oversees a team of investment professionals. Ed also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as a Portfolio Manager and Senior Analyst for PGIM Investments’ Strategic Investment Research Group (SIRG). Previously, Ed was a Partner and Vice President at Trilogy Advisors. He earned a BS in economics and international business from The City University of New York and an MBA in finance, global business and organizational leadership from the New York University Stern School of Business.

Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining QMA, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a BS and MBA in finance from Rutgers University. Joel is a member of the New York Society of Security Analysts.
AST Emerging Markets Equity Portfolio
PGIM Investments. Brian Ahrens, Andrei Marinich, CFA, Todd L. Kerin and Saleem Z. Banatwala are jointly and primarily responsible for the Portfolio’s asset allocations.
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group (SIRG). This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.
Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group's (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
Saleem Z. Banatwala joined PGIM Investments in February 2013 as a research analyst focused on Portfolio Construction with the Strategic Investment Research Group (SIRG). Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans. In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX. He is a CFA charter holder and a member of the CFA Society New York.
AQR Segment. The AQR co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by AQR are Clifford S. Asness, PhD, MBA, John M. Liew, PhD, MBA, Andrea Frazzini, PhD, MS, Ronen Israel, MA, Michael Katz, PhD, AM and Lars N. Nielsen, MSc.
Clifford S. Asness, PhD, MBA, is the Managing and Founding Principal of AQR. Dr. Asness cofounded AQR in 1998 and serves as its chief investment officer. He earned a BS in economics from the Wharton School and a BS in engineering from the Moore School of Electrical Engineering at the University of Pennsylvania, as well as an MBA and a PhD in finance from the University of Chicago.

John M. Liew, PhD, MBA, is a Founding Principal of AQR. Dr. Liew cofounded AQR in 1998 where he oversees research and portfolio management and is a member of the firm’s Executive Committee. Dr. Liew earned a BA in economics, and an MBA and a PhD in finance, each from the University of Chicago.
Andrea Frazzini, PhD, MS, is a Principal of AQR. Dr. Frazzini joined AQR in 2008 and is the Head of AQR’s Global Stock Selection team. He earned a B.S. in economics from the University of Rome III, an M.S. in economics from the London School of Economics and a Ph.D. in economics from Yale University.
Ronen Israel, MA, is a Principal of AQR. Mr. Israel joined AQR in 1999, is the Co-Head of Portfolio Management, Research, Risk and Trading and is a member of the firm’s Executive Committee. Mr. Israel earned a B.S. in economics and a B.A.S. in biomedical science from the University of Pennsylvania, and an M.A. in mathematics from Columbia University.
Michael Katz, PhD, AM. Dr. Katz is a Principal of AQR. Dr. Katz joined AQR in 2007 and is Head of the Portfolio Implementation team where he oversees the implementation of AQR’s products and models and enhancement of the implementation process. He earned a BA in economics and a BA in Middle East history, both with honors, at Tel Aviv University, and an AM and a PhD, both in economics, from Harvard University.
Lars N. Nielsen, MSc, is a Principal of AQR. Mr. Nielsen joined AQR in 2000, is the Co-Head of Portfolio Management, Research, Risk and Trading and is a member of the firm’s Executive Committee. Mr. Nielsen earned a B.Sc. and an M.Sc. in economics from the University of Copenhagen.
J.P. Morgan Segment. The J.P. Morgan co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by J.P. Morgan are Omar Negyal and Isaac Thong.
Omar Negyal, executive director, is a portfolio manager for the Emerging Markets and Asia Pacific (EMAP) Income and Total Emerging Markets strategies within the EMAP Equities team, based in London. An employee since 2012, Omar previously worked at HSBC Global Asset Management (2009-2012), Lansdowne Partners (2006-2009) and F&C Asset Management (1998-2005). Omar has an M.A. and an M.Eng. in Chemical Engineering from the University of Cambridge and is a CFA Charterholder.
Isaac Thong, vice president, is a portfolio manager for the Emerging Markets and Asia Pacific (EMAP) Income and Total Emerging Markets strategies within the EMAP Equities team, based in London. He was previously a country specialist for Vietnam and Thailand equities and a member of the ASEAN team within the EMAP Equities team based in Singapore. He joined the Firm in 2013 from Maybank Asset Management where he was a senior investment analyst covering South Asian equities within the commodities space. He began his career in 2009 with ANZ Banking Group as an economic analyst for the Asia ex-Japan region. Isaac obtained a Bachelors of Commerce degree from McGill University and is a CFA Charterholder.
Martin Currie Segment. The Martin Currie co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by Martin Currie are Alastair Reynolds, Andrew Mathewson, Colin Dishington, Divya Mathur, Paul Desoisa and Paul Sloane.
Alastair has been investing in equities for almost 30 years. He joined Martin Currie in 2010, when Martin Currie expanded its commitment to the Emerging Market asset class. In addition to managing investment portfolios and conducting investment research, Alastair is also responsible for the overall management of our Emerging Markets team. During his career, Alastair has managed a broad range of emerging market equity strategies, including frontier markets and small caps.
Prior to Joining Martin Currie, Alastair worked at Scottish Widows Investment Partnership, Edinburgh Fund Managers and Scottish Amicable Investment Management. He is an associate of the UK Society of Investment Professionals (ASIP), the predecessor of the CFA Society of the UK.

Andrew is a co-manager of our Global Emerging Markets strategy. He is also a member of Martin Currie’s Executive Committee and Investment Executive committee. Andrew has had responsibility for researching stocks in the consumer and healthcare sectors since the formation of the Global Emerging Markets team in 2010. Prior to this, he worked in Martin Currie’s Asia and Global Emerging Markets team, as an investment manager for the Global Emerging Markets product with a research focus on EMEA markets. He joined Martin Currie in 2005 from the Scottish Investment Trust, where he was an investment manager for UK equities. Andrew is a CFA® Charterholder. He has a BSc (Hons) in Economics from the University of St Andrews.
Colin is a co-manager of our Global Emerging Markets strategy, with responsibility for researching stocks in the communication services sector. Before re-joining Martin Currie in 2018, he worked as a research analyst at Matthews Asia, an Asia-only investment specialist. Before this, Colin worked at Martin Currie from 2010-2012, initially as Assistant Research Analyst, working on global financials stocks, before progressing to Assistant Portfolio Manager in our Japan team. Colin is a Chartered Accountant (CA), beginning his professional career at Chiene & Tait Chartered Accountants. He was then at Lloyds Banking Group before he first joined Martin Currie. He is a CFA® Charterholder and has an MA in Economics from the University of Glasgow.
Divya is a co-manager of our Global Emerging Markets strategy, with responsibility for technology sector research. He joined Martin Currie in 2010 from SWIP, where he was investment director on its GEMs desk. As Portfolio Manager, Divya was lead manager of the Global Emerging Markets Infrastructure fund and co‐manager of the balanced mandates. As sector analyst, he was responsible for stocks across the technology and utilities sectors in emerging markets. Earlier, Divya spent over a decade at Henderson Global Investors in London, where he began his career as a quantitative strategist, before managing GEM and dedicated Indian equity portfolios for eight years. Divya has an MSc in investment analysis from the University of Stirling and a BSc (Hons) in Computer Science and Accounting from the University of Manchester.
Paul is a co-manager of our Global Emerging Markets team, where he is responsible for researching stocks in the industrial and utilities sectors. He joined Martin Currie in 2013 as an investment trainee in technology, media and telecoms research, before progressing into a portfolio management role in the North America team. He previously worked as a trainee actuary for Punter Southall and has undertaken internships at J.P. Morgan and Redburn Partners. In 2012, Paul completed a BSc (Hons) in Mathematics and Statistics at the University of York. He is a CFA® Charterholder. Paul is a co-manager of our Global Emerging Markets strategy and has responsibility for researching financials stocks. Paul first joined Martin Currie in 2003, leading our global financials research and co-managing our Global Financials Absolute Return Fund from 2006 to 2011 and Global Alpha strategy from 2013. Paul left the firm in 2017 and re-joined in 2018 as part of the Global Emerging Markets team. Prior to his time at Martin Currie he was at Deutsche Bank, where he was responsible for specialist sales in the pan-European insurance sector. He started his career in 1993 as a Trainee Chartered Accountant at Standard Life before moving into an investment analyst role at Standard Life Investments in 1997. Paul is a Chartered Accountant (CA) and an associate of the UK Society of Investment Professionals (ASIP). Paul has a PGDip in Investment Analysis from the University of Stirling and a BA (Hons) Accounting from the University of Ulster.
AST Fidelity Institutional AM® Quantitative Portfolio
Thomas McFarren, CFA, Portfolio Manager. Thomas McFarren is a portfolio manager at FIAM. He manages custom multi-asset class mandates for institutional investors and financial intermediaries. Prior to assuming his current position, Mr. McFarren was a Quantitative Analyst, working closely with the Global Institutional Solutions portfolio management team. He provided quantitative research and analysis to support investment decision-making, portfolio construction, and risk management. Before joining Fidelity in 2014, Mr. McFarren was a vice president and an associate at BlackRock. During this time, he focused on portfolio construction and multi-asset class investment research. Previously, Mr. McFarren was an associate at Barclays Global Investors. He has been in the financial industry since 2007. Mr. McFarren earned his bachelor of science degree in physiology and his master of science degree in finance from the University of Arizona. He is a Chartered Financial Analyst charterholder.

Ed Heilbron, Portfolio Manager. Ed Heilbron is a portfolio manager at FIAM. He manages custom multi-asset class portfolios for clients of the Institutional Solutions group. Before joining Fidelity in 2006, Ed was a principal for seven years with Mercer Investment Consulting, where he chaired their US Strategic Asset Allocation Committee and focused on asset allocation for the defined benefit plans of some of the firm's largest clients. Prior to Mercer, Ed held investment, corporate finance, and actuarial positions in the annuity and life insurance industry. He has been in the industry since 1979. Ed earned his Bachelor of Arts degree in mathematics from Dartmouth College and his Master of Business Administration degree in finance, with distinction, from the Wharton School at the University of Pennsylvania.
Catherine Pena, CFA, Portfolio Manager. Cathy Pena is a portfolio manager at FIAM. She manages multi-asset class portfolios for institutional clients, and is directly involved in strategic asset allocation analysis, manager selection, portfolio construction, and tactical asset allocation. Prior to assuming her current role in May 2013, Cathy was the portfolio manager of Strategic Advisers Small-Mid Cap Fund and Strategic Advisers Small-Mid Cap Multi-Manager Fund from 2005-2013. Previously, she held various other positions, including that of portfolio manager of various multi-asset class and multi-manager portfolios for clients of Portfolio Advisory Services mutual fund wrap program from 2000-2005, and research analyst/senior research analyst from 1996 to 1999. Before joining Fidelity in 1996, Cathy worked as an analyst at Credit Suisse First Boston from 1995-1996. She has been in the investment industry since 1995. Cathy earned her bachelor of science in business administration degree and her bachelor of arts degree in French from Xavier University, as well as her master of arts degree in economics from Southern Methodist University. She is a Chartered Financial Analyst charterholder.
AST Goldman Sachs Small-Cap Value Portfolio
The portfolio managers jointly and primarily responsible for managing the Portfolio are Sally Pope Davis, and Robert Crystal, and Sean A. Butkus.
Sally Pope Davis
Managing Director; Portfolio Manager
Sally is a Portfolio Manager for the US Small Cap Value Equity Team, where she has broad research responsibilities and oversees the portfolio construction and investment research for the firm's Small Cap Value, Small/Mid Cap Value and Small/Mid Cap Equity strategies. Prior to joining Goldman Sachs Asset Management in 2001, Sally was a Relationship Manager for two years in Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department. Before her experiences at Goldman Sachs, Sally spent two years as a Bank Analyst at Brown Brothers Harriman & Co. and six years at Chase Manhattan. Sally has 40 years of industry experience. She graduated Summa Cum Laude with a BS in Finance from the University of Connecticut and earned her MBA from the University of Chicago Graduate School of Business.
Robert Crystal
Managing Director; Portfolio Manager
Rob is a portfolio manager on the US Small Cap Value Equity Team, where he has broad research responsibilities and oversees the portfolio construction and investment research for the firm's Small Cap Value Strategy and Small/Mid Cap Value Strategy. Before joining Goldman Sachs Asset Management, Rob was a Director at Brant Point Capital Management LLC. Before that, he was a Vice President at Schroder Investment Management and Assistant Vice President at Wheat First Butcher Singer. Rob has 24 years of industry experience. He received his BA from the University of Richmond and his MBA from Vanderbilt University. Rob joined the Value Team in March of 2006.
Sean A. Butkus, CFA
Managing Director; Portfolio Manager
Sean is a Portfolio Manager on the US Small Cap Value Equity Team, where he has broad research responsibilities across the value strategies and oversees the portfolio construction and investment research for the firm's Small/Mid Cap Value and Small/Mid Cap Equity strategies. Sean joined Goldman Sachs Asset Management in 2004. Previously, he worked on the Business Planning Team of the Investment Management Division at Goldman Sachs, providing analytical support and offering strategic advice to the division's management team. Before joining Goldman Sachs, he worked at Arthur Andersen LLP. Sean has 26 years of industry experience. He earned a BS in Natural Science and Accounting from Muhlenberg College, an MBA in Finance from the Wharton School of Business at the University of Pennsylvania and is a CFA® charterholder.
AST High Yield Portfolio
PGIM Investments. Brian Ahrens, Andrei Marinich, CFA, Todd L. Kerin and Saleem Z. Banatwala are jointly and primarily responsible for the Portfolio’s asset allocations.
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group (SIRG). This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.
Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group's (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
Saleem Z. Banatwala joined PGIM Investments in February 2013 as a research analyst focused on Portfolio Construction with the Strategic Investment Research Group (SIRG). Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans. In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX. He is a CFA charter holder and a member of the CFA Society New York.
J.P. Morgan Segment. The portfolio management team jointly and primarily responsible for the day-to-day management of the J.P. Morgan segment of the Portfolio is comprised of James P. Shanahan, Robert Cook, Thomas Hauser and Jeffrey Lovell.
James P. Shanahan, Jr., managing director, is the Portfolio Manager who focuses on higher risk credits, including distressed and special situations investments in high yield mandates. Mr. Shanahan has 31 years of experience in high yield and distressed investments. He became an employee of J.P. Morgan Asset Management in March 2005 and prior to that time held the same role at Banc One High Yield Partners, LLC and Pacholder Associates, Inc. since 1986. Mr. Shanahan holds an Honors BA from Xavier University and a JD from the University of Cincinnati College of Law.

Robert Cook, managing director, is the global head of the Global High Yield team in the Global Fixed Income, Currency & Commodities (GFICC) group. Based in Indianapolis, he is the lead portfolio manager and is responsible for overseeing all high yield total return strategies. Rob is also a member of the Global Fixed Income Macro Strategy Team. Prior to joining the firm in 2004, Rob spent ten years at 40|86 Advisors, most recently as co-head of the Fixed Income investment process, responsible for managing high yield total return assets and directing credit research. Previously, he worked at PNC Bank’s investment banking division in Pittsburgh, where he was involved with syndicated loans, M&A, private placements and structured products.  Rob holds a B.S. in finance from Indiana University, is a member of the Indianapolis Society of Financial Analysts, and is a CFA charterholder.
Thomas Hauser, managing director, is the co-lead portfolio manager within the Indianapolis-based Global High Yield Fixed Income Team and is responsible for overseeing high yield total return strategies and sub-advised mutual fund assets. Prior to joining the firm in 2004, Thomas was at 40|86 Advisors, most recently serving as a co-portfolio manager on three mutual funds and as the co-head of the Collateralized Bond Obligation (CBO) Group. Previously, Thomas worked at Van Kampen Investments co-managing several high yield mutual funds and leading the high yield trading desk. Thomas holds a B.S. in finance from Miami (Ohio) University, is a member of the Indianapolis Society of Financial Analysts, and is a CFA charterholder.
Jeffrey Lovell, managing director, is a portfolio manager within the Indianapolis-based Global High Yield Fixed Income team. Prior to joining the firm in 2004, Jeffrey was at 40|86 Advisors, most recently serving as a senior analyst and as the co-head of the Collateralized Bond Obligation (CBO) Group. Jeffrey holds a B.S. in finance and political economy from Hillsdale College, is a member of the Indianapolis Society of Financial Analysts and is a CFA charterholder.
PGIM Fixed Income Segment. The PGIM Fixed Income segment of the Portfolio is managed by the High Yield Team at PGIM Fixed Income. The Team is headed by Robert Cignarella and also includes portfolio managers Robert Spano, Ryan Kelly, Brian Clapp and Daniel Thorogood.
Robert Cignarella, CFA, is a Managing Director and Head of U.S. High Yield for PGIM Fixed Income. Mr. Cignarella is also the co-Head of the Global High Yield Strategy. Prior to joining the firm in 2014, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management. He also held positions as a high yield portfolio manager and a high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.
Robert Spano, CFA, CPA, is a Principal and a high yield portfolio manager for PGIM Fixed Income's U.S. High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in the Credit Research Group, covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of the Firm’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.
Ryan Kelly, CFA, is a Principal and lead portfolio manager for PGIM Fixed Income’s Credit Opportunities strategy. Mr. Kelly is also a senior portfolio manager for PGIM Fixed Income’s U.S. High Yield Team. Prior to his current roles, Mr. Kelly was a senior credit analyst in the Credit Research Group covering a number of high yield sectors including automotive, finance, energy, technology, telecom and power. During his tenure at PGIM Fixed Income he participated in a number of restructurings and workouts. Prior to joining the Firm in 2002, Mr. Kelly was a senior credit analyst at Muzinich & Company and an investment banker at PNC Capital Markets where he worked on high yield, mergers and acquisition and private placement transactions. Mr. Kelly began his career in investment banking at Chase Securities, where he specialized in project finance and mergers & acquisitions for the global power sector. He received a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.

Brian Clapp, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income's U.S. High Yield Team. Mr. Clapp was previously a senior high yield credit analyst on the Credit Research team. He joined the Firm in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond-based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in Finance from Bryant College, an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.
Daniel Thorogood, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s U.S. High Yield Bond Team. Mr. Thorogood is also responsible for portfolio strategy and managing high yield bond allocations in multi-sector portfolios. Prior to joining the High Yield Team, Mr. Thorogood was a member of PGIM Fixed Income’s Quantitative Research and Risk Management Group. Mr. Thorogood was the head of a team of portfolio analysts who support the Firm's credit-related strategies, including investment grade corporate, high yield corporate, and emerging market debt sectors. The team was primarily responsible for performing detailed portfolio analysis relative to benchmarks, monitoring portfolio risk exposures, and analyzing performance through proprietary return attribution models. Prior to joining the Quantitative Research and Risk Management Group in 1996, Mr. Thorogood was Associate Manager in PGIM Fixed Income's Trade Support and Operations Unit. He received a BS in Finance from Florida State University and an MBA in Finance from Rutgers University. Mr. Thorogood holds the Chartered Financial Analyst (CFA) designation.
AST Hotchkis & Wiley Large-Cap Value Portfolio
Hotchkis and Wiley manages institutional separate accounts and is the adviser and subadviser to mutual funds, including the Portfolio. The investment process employed is the same for similar accounts, including the Portfolio and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Hotchkis and Wiley investment strategies. Portfolio managers for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios.” Investment ideas for the Portfolio are generated by Hotchkis' investment team. Hotchkis and Wiley has identified the portfolio managers with the most significant responsibility for the Portfolio. The list does not include all members of the investment team.
George Davis, Judd Peters, Scott McBride and Patricia McKenna participate in the investment research review and decision-making process for the Portfolio. Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis’ investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis’ investment team in 1999. Mr. McBride, President and Portfolio Manager, joined Hotchkis’ investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995.
AST International Growth Portfolio
PGIM Investments. Brian Ahrens, Andrei Marinich, CFA, Todd L. Kerin and Saleem Z. Banatwala are jointly and primarily responsible for the Portfolio’s asset allocations.
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group (SIRG). This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for

PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.
Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group's (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
Saleem Z. Banatwala joined PGIM Investments in February 2013 as a research analyst focused on Portfolio Construction with the Strategic Investment Research Group (SIRG). Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans. In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX. He is a CFA charter holder and a member of the CFA Society New York.
William Blair Segment. Simon Fennell and Kenneth J. McAtamney are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by William Blair.
Simon Fennell, Partner, is a co-portfolio manager for the International Growth, International Small Cap Growth and International Leaders strategies. Since joining the firm in 2011, Mr. Fennell previously served as a TMT Research Analyst, also focusing on idea generation and strategy more broadly. Prior to joining William Blair, Simon was a Managing Director in the Equities division at Goldman Sachs in London and Boston, where he was responsible for institutional, equity research coverage for European and International stocks. Previously, Mr. Fennell was in the Corporate Finance Group at Lehman Brothers in London and Hong Kong, working in the M&A and Debt Capital Markets Groups. Education: MA, University of Edinburgh; MBA, Johnson Graduate School of Management, Cornell University.
Kenneth McAtamney, Partner, is a co-portfolio manager for the Global Leaders, International Growth, and International Leaders strategies. He joined William Blair in 2005 and previously served as co-director of research, as well as mid-large cap Industrials and Healthcare analyst. Prior to joining William Blair, Mr. McAtamney was a Vice President for Goldman Sachs and Co., responsible for institutional equity research coverage for both international and domestic equity, and he was a Corporate Banking Officer with NBD Bank. Education: BA, Michigan State University; MBA, Indiana University.
NBIA Segment. Benjamin Segal, CFA, Elias Cohen, CFA, and Thomas Hogan, CFA, are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by NBIA.
Benjamin Segal, CFA. Mr. Segal, Managing Director, joined NBIA in 1998. Mr. Segal is a Portfolio Manager for NBIA’s Institutional and Mutual Fund Global Equity team. Mr. Segal joined the firm from Invesco GT Global, where he was an assistant portfolio manager in global equities. Prior to that, he was a management consultant with Bain & Company. He also served as an investment analyst for both Lehman Brothers Asia and Wardley James Capel. Mr. Segal earned a BA from Jesus College, Cambridge University, an MA from the University of Pennsylvania, and an MBA from the University of Pennsylvania’s Wharton School of Business. Mr. Segal has been awarded the Chartered Financial Analyst designation.
Note: Mr. Segal has announced his intention to retire on or about June 30, 2021.

Elias Cohen, CFA, Managing Director, joined the firm in 2000. Elias is a Portfolio Manager for the International Select strategy and a Senior Research Analyst on the Global Equity team covering Consumer Discretionary, Telecoms and IT. He earned a BA from Colby College and an MBA from New York University, the Stern School of Business, where he graduated with a specialization in Business Strategy. Elias has also been awarded the Chartered Financial Analyst designation.
Thomas Hogan, CFA, Managing Director, joined the firm in 2011. Thomas is an Associate Portfolio Manager on the International Equity team. Prior to joining the firm, he was an equity research analyst with Allianz Global Investors Capital, where he covered the financial services and healthcare sectors. Before that, he was an equity research associate with William Blair & Company, LLC. He began his career with Ibbotson Associates, where he was a senior consultant managing asset allocation-based projects for financial services firms. Thomas received an MBA from the University of Pennsylvania’s Wharton School and a BA from the University of Notre Dame.
Jennison Segment. Mark Baribeau, CFA and Thomas Davis are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by Jennison.
Mark Baribeau, CFA, is a Managing Director, the Head of Global Equity, and a global equity portfolio manager. He joined Jennison in April 2011. He was previously with Loomis, Sayles & Company for more than 21 years, where he was a global equity and large cap growth portfolio manager. Prior to Loomis, Mr. Baribeau was an economist at John Hancock Financial Services. He earned a BA in economics from the University of Vermont, an MA from the University of Maryland, and he holds the Chartered Financial Analyst (CFA) designation. Mr. Baribeau is a member of CFA Society Boston and the National Association of Business Economists.
Thomas F. Davis is a Managing Director and a global equity portfolio manager. He joined Jennison in April 2011. He was previously with Loomis, Sayles & Company for 11 years, most recently as a co-portfolio manager of global equity portfolios. He began his tenure at Loomis as a research analyst. Prior to that, Mr. Davis was a global equity research analyst at Putnam Investments. He earned a BA in economics from Dartmouth College and an MBA from Duke University.
The portfolio managers for the segment of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
AST International Value Portfolio
PGIM Investments. Brian Ahrens, Andrei Marinich, CFA, Todd L. Kerin and Saleem Z. Banatwala are jointly and primarily responsible for the Portfolio’s asset allocations.
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group (SIRG). This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.
Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group's (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
Saleem Z. Banatwala joined PGIM Investments in February 2013 as a research analyst focused on Portfolio Construction with the Strategic Investment Research Group (SIRG). Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans. In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX. He is a CFA charter holder and a member of the CFA Society New York.
LSV Segment. The portfolio managers jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by LSV are Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA.
Josef Lakonishok, Ph.D., has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 43 years of investment and research experience.
Menno Vermeulen, CFA has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Portfolio Manager and Partner since 1998. He has more than 28 years of investment experience.
Puneet Mansharamani, CFA has served as a Senior Quantitative Analyst of LSV since 2000 and a Partner and Portfolio Manager since 2006. He has more than 21 years of investment experience.
Greg Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and Portfolio Manager since 2014. He has more than 14 years of investment experience.
Guy Lakonishok, CFA has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and Portfolio Manager since 2014. He has more than 19 years of investment experience.
Lazard Segment. The portfolio managers jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by Lazard are Michael G. Fry, Michael A. Bennett, Giles Edwards, Kevin J. Matthews, Michael Powers and John R. Reinsberg.
Michael G. Fry is a Managing Director of Lazard Asset Management and a Portfolio Manager/Analyst on various international equity teams. He began working in the investment field in 1981. Prior to joining Lazard in 2005, Michael was Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities with UBS Global Asset Management, and was also previously with Armstrong Jones Fund Management, Schroder Investment Management, and Price Waterhouse in Australia. He has a BE from Flinders University, Australia. Michael is a member of the Institute of Chartered Accountants in Australia and an associate of the Financial Services Institute of Australasia.

Michael Bennett is a Managing Director of Lazard Asset Management and a Portfolio Manager/Analyst on various international equity teams. He is a member of the firm’s Global Management Committee and leads the activities of the Investment Council. Michael began working in the investment field in 1986. Prior to joining Lazard in 1992, Michael was with G.E. Investment Corporation, Keith Lippert Associates and became a CPA while at Arthur Andersen. He has an MBA from University of Chicago and a BS in Accounting from New York University.
Giles Edwards is a Director of Lazard Asset Management and a Portfolio Manager/Analyst on various international equity teams. Prior to joining the investment teams, he was a Research Analyst with a background in media, automotive, and services. Prior to joining Lazard in 2008, Giles was a Management Accountant at BSkyB, completing his CIMA qualifications. He has a BA (Hons) in Politics and Economics from the University of Newcastle upon Tyne.
Kevin Matthews is a Managing Director of Lazard Asset Management and a Portfolio Manager/Analyst on various international equity teams. Prior to joining the investment teams, he was a Research Analyst with a background in financials, automotive, aerospace, and capital goods sectors. He began working in the investment field in 2001 when he joined Lazard. Kevin has a BA in Politics and Philosophy from St. Chad’s College, Durham University. He is a Mentor/Supporter at Minds Matter NYC, Chair of the board of HERE Theatre, a member of the Council on Foreign Relations, a WSET Advanced Level holder, and an Ironman triathlete. Kevin is a CFA® charterholder.
Michael Powers is a Senior Advisor of Lazard Asset Management and a Portfolio Manager/Analyst on various international equity teams. He began working in the investment field in 1990 when he joined Lazard. Michael has an MBA from Long Island University and a BA from Brown University.
John Reinsberg is Deputy Chairman of Lazard Asset Management LLC and Head of International and Global Strategies. He is also a Portfolio Manager/Analyst on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1981. Prior to joining Lazard in 1992, John was Executive Vice President with General Electric Investment Corporation and Trustee of the General Electric Pension Trust. He was also previously with Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. John has an MBA from Columbia University and a BA from the University of Pennsylvania. He is an Overseer of the University of Pennsylvania School of Arts and Sciences, Chairman of the University of Pennsylvania Huntsman Program Advisory Board, a Trustee of the NPR Foundation (National Public Radio), a Member of the Board of Directors of the Alliance for Cancer Gene Therapy, and a Member of the Board of Directors of the US Institute (Institutional Investor).
AST J.P. Morgan Global Thematic Portfolio
J.P. Morgan. Jeffrey Geller, CFA, Michael Feser, CFA, Morgan Moriarty, CFA and Gary Herbert, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio.
Jeffrey Geller, CFA, managing director, is a Chief Investment Officer of Multi-Asset Solutions, where he is responsible for investment oversight of all mandates managed in New York. This includes providing oversight with respect to manager and strategy suitability and fit and ensuring that the team’s asset allocation views are reflected appropriately across a diverse set of mandates. Jeff is also a portfolio manager for less constrained multi-asset class portfolios as well as portfolios with alternatives exposure. Before joining the firm in 2006, Jeff was director of Hedge Fund Investments at Russell Investment Group and served as chairman of the firm’s hedge fund investment committee. Prior to that, he was a senior partner at Credit Suisse Asset Management’s BEA Associates unit where he had responsibility for managing equity, currency overlay and relative value arbitrage strategies. Jeff earned a Bachelor of Arts in Government from Clark University and an MBA in Finance from the University of Chicago Graduate School of Business. He is a CFA charterholder and is Series 24, 7, and 63 licensed.
Michael Feser, CFA, managing director, is a portfolio manager on the Multi-Asset Solutions team based in New York. In this role, Michael is responsible for managing portfolios and expanding the Multi-Asset Solutions team’s capabilities in the sub-advisory segment. A particular area of focus is the design and management of risk/volatility controlled investment strategies. In addition, Michael also serves on JPMAM’s long-term capital markets assumptions committee, advises clients on investment strategy design and strategic asset allocation issues. An employee since 1994, Michael has more than two decades of markets, multi-asset and fixed income research and investment experience. Previously, Michael served as the Global Investment Director of Global Investment Management Solutions, where he oversaw the investment activities of the group’s portfolio managers, new product development and worked with the Funds’ boards globally. Prior to this, Michael held a number of roles across global investment management, including leading Multi-Asset Solution’s quantitative research and portfolio management team, and heading fixed income quantitative research and portfolio management functions in London. Michael obtained an MA in Business Administration from the University of Cologne. He is a CFA charterholder and is Series 3, 7 and 63 licensed.
Morgan Moriarty, CFA, executive director, is a portfolio manager in Multi-Asset Solutions based in New York. An employee since 2011, Morgan focuses on portfolio construction, manager selection, and driving global tactical asset allocation (GTAA) decisions across a range of multi- asset class investment solutions as well as driving development of end to end portfolio management functionality in Spectrum. She is the key portfolio manager on mandates such as New York's 529 Advisor-Guided College Savings Age-Based and Asset Allocation portfolios, and the JPMorgan Diversified Fund. Morgan holds a B.S. in Business Administration with majors in finance and entrepreneurship and a minor in psychology from the University of Dayton. Morgan is a CFA charterholder.
Gary Herbert, CFA,managing director, is U.S. Head of Global Asset Tactical Asset Allocation (GTAA) and Diversified Portfolios for J.P. Morgan Asset Management’s Multi-Asset Solutions business. In this role, Gary oversees the investment process for GTAA. He joined J.P. Morgan in 2020 from Brandywine Global LLC, where he was responsible for $7bn in AUM as Global Head of Credit and Multisector strategies. At Brandywine, he helped build and implement proprietary research processes to improve macroeconomic, fundamental and quantitative research and decision-making, and led global marketing efforts for credit strategies. His more than 25 years research and portfolio management experience also includes positions at Guggenheim Partners, Dreman Value Management, LLC and Morgan Stanley Investment Management. Gary has an M.B.A. in Finance with Honors from Columbia University and a bachelor’s degree in Business Administration and International Business from Villanova University.
AST J.P. Morgan International Equity Portfolio
The portfolio managers jointly and primarily responsible for the day-to-day management of the Portfolio are Tom Murray, Shane Duffy and James Sutton.
Tom Murray, managing director, is a portfolio manager in International Equity Group based in London, with particular responsibility for EAFE and ACWI ex US portfolios. An employee since 1996, Tom was previously the Global Sector specialist responsible for the Energy Sector. Tom holds a BA (Hons) in Classics from Bristol University and is a CFA charterholder.
Shane Duffy, managing director, is a portfolio manager in the International Equity Group. Shane works on EAFE portfolios, in particular those in the International Growth and International Unconstrained strategies. Previously, Shane worked as a global sector specialist with responsibility for consumer discretionary stocks. Shane joined the team in 1999, holds a MA in History from Cambridge University, and is a CFA charterholder.
James Sutton, vice president, is a global sector specialist in the J.P. Morgan Asset Management International Equity Group – Global Specialist Team, based in London. An employee since 2010, he is the mining sector specialist within the International Equity Group and an analyst on the Global Natural Resources strategies. He was previously an investment specialist in the International Equity Group, primarily responsible for natural resources products. James obtained a BA in Modern History from the University of Oxford and is a CFA charterholder.
AST J.P. Morgan Tactical Preservation Portfolio (formerly, AST J.P. Morgan Strategic Opportunities Portfolio)
Jeffrey Geller, CFA, Michael Feser, CFA, Morgan M. Moriarty, CFA and Gary Herbert, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio.
Jeffrey Geller, CFA, managing director, is a Chief Investment Officer of Multi-Asset Solutions, where he is responsible for investment oversight of all mandates managed in New York. This includes providing oversight with respect to manager and strategy suitability and fit and ensuring that the team’s asset allocation views are reflected appropriately across a diverse set of mandates. Jeff is also a portfolio manager for less constrained multi-asset class portfolios as well as portfolios with alternatives exposure. Before joining the firm in 2006, Jeff was director of Hedge Fund Investments at Russell Investment Group and served as chairman of the firm’s hedge fund investment committee. Prior to that, he was a senior partner at Credit Suisse Asset Management’s BEA Associates unit where he had responsibility for managing equity, currency overlay and relative value arbitrage strategies. Jeff earned a Bachelor of Arts in Government from Clark University and an MBA in Finance from the University of Chicago Graduate School of Business. He is a CFA charterholder and is Series 24, 7, and 63 licensed.
Michael Feser, CFA, managing director, is a portfolio manager on the Multi-Asset Solutions team based in New York. In this role, Michael is responsible for managing portfolios and expanding the Multi-Asset Solutions team’s capabilities in the sub-advisory segment. A particular area of focus is the design and management of risk/volatility controlled investment strategies. In addition, Michael also serves on JPMAM’s long-term capital markets assumptions committee, advises clients on investment strategy design and strategic asset allocation issues. An employee since 1994, Michael has more than two decades of markets, multi-asset and fixed income research and investment experience. Previously, Michael served as the Global Investment Director of Global Investment Management Solutions, where he oversaw the investment activities of the group’s portfolio managers, new product development and worked with the Funds’ boards globally. Prior to this, Michael held a number of roles across global investment management, including leading Multi-Asset Solution’s quantitative research and portfolio management team, and heading fixed income quantitative research and portfolio management functions in London. Michael obtained an MA in Business Administration from the University of Cologne. He is a CFA charterholder and is Series 3, 7 and 63 licensed.
Morgan Moriarty, CFA, executive director, is a portfolio manager in Multi-Asset Solutions based in New York. An employee since 2011, Morgan focuses on portfolio construction, manager selection, and driving global tactical asset allocation (GTAA) decisions across a range of multi- asset class investment solutions as well as driving development of end to end portfolio management functionality in Spectrum. She is the key portfolio manager on mandates such as New York's 529 Advisor-Guided College Savings Age-Based and Asset Allocation portfolios, and the JPMorgan Diversified Fund. Morgan holds a B.S. in Business Administration with majors in finance and entrepreneurship and a minor in psychology from the University of Dayton. Morgan is a CFA charterholder.
Gary Herbert, CFA, managing director,is U.S. Head of Global Asset Tactical Asset Allocation (GTAA) and Diversified Portfolios for J.P. Morgan Asset Management’s Multi-Asset Solutions business. In this role, Gary oversees the investment process for GTAA. He joined J.P. Morgan in 2020 from Brandywine Global LLC, where he was responsible for $7bn in AUM as Global Head of Credit and Multisector strategies. At Brandywine, he helped build and implement proprietary research processes to improve macroeconomic, fundamental and quantitative research and decision-making, and led global marketing efforts for credit strategies. His more than 25 years research and portfolio management experience also includes positions at Guggenheim Partners, Dreman Value Management, LLC and Morgan Stanley Investment Management. Gary has an M.B.A. in Finance with Honors from Columbia University and a bachelor’s degree in Business Administration and International Business from Villanova University.
AST Jennison Large-Cap Growth Portfolio
Michael A. Del Balso, Kathleen McCarragher, Blair Boyer, Natasha Kuhlkin, CFA and Rebecca Irwin are jointly and primarily responsible for the day-to-day management of the Portfolio.
Michael A. Del Balso is a Managing Director, and a large cap growth equity portfolio manager. He joined Jennison in May 1972 as a research analyst and became a portfolio manager in 1999. Prior to joining Jennison, Mr. Del Balso was a vice president and portfolio manager for four years at White, Weld & Company. Mr. Del Balso earned a BS in industrial administration from Yale University and an MBA from Columbia University.

Kathleen A. McCarragher is a Managing Director, the Head of Growth Equity and a large cap growth equity portfolio manager. She joined Jennison in May 1998. Prior to joining Jennison, Ms. McCarragher spent six years with Weiss, Peck & Greer LLC where she was a Managing Director and the Director of Large Cap Growth Equities. Prior to that, Ms. McCarragher spent 10 years with State Street Research & Management. Ms. McCarragher earned a BBA, summa cum laude, in finance and economics from the University of Wisconsin-Eau Claire and an MBA from Harvard Business School.
Blair A. Boyer is a Managing Director, Co-Head of Large Cap Growth Equity and a large cap growth equity portfolio manager. He joined Jennison in March 1993 as an international equity analyst and joined the large cap growth team as a portfolio manager in 2003. Prior to joining Jennison, he managed international equity portfolios at Arnhold and S. Bleichroeder for five years. Prior to that, he was a research analyst and then a senior portfolio manager at Verus Capital. Mr. Boyer earned a BA in economics from Bucknell University and an MBA from The New York University Stern School of Business.
Natasha Kuhlkin, CFA, is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in May 2004. Prior to joining Jennison, Ms. Kuhlkin was an equity research analyst at Evergreen Investment Management and Palisade Capital Management. Ms. Kuhlkin earned a BS, magna cum laude, in accounting from Binghamton University and she holds the Chartered Financial Analyst (CFA) designation.
Rebecca Irwin is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in September 2006. Prior to joining Jennison, Ms. Irwin was a health care analyst at Viking Global Investors. Prior to that, she was at UBS and at Salomon Smith Barney. Ms. Irwin earned a BA in economics from Queen's University at Kingston, an LLB from the University of Toronto, and an LLM from Harvard Law School.
The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
AST Large-Cap Core Portfolio
PGIM Investments. Brian Ahrens, Andrei Marinich, CFA, Todd L. Kerin and Saleem Z. Banatwala are jointly and primarily responsible for the Portfolio’s asset allocations.
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group (SIRG). This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.

Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group's (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
Saleem Z. Banatwala joined PGIM Investments in February 2013 as a research analyst focused on Portfolio Construction with the Strategic Investment Research Group (SIRG). Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans. In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX. He is a CFA charter holder and a member of the CFA Society New York.
QMA Segment. The QMA co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by QMA are Stacie L. Mintz, CFA, and Devang Gambhirwala.
Devang Gambhirwala is a Principal and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, he is responsible for portfolio management, analysis and research. Prior to joining QMA, Devang worked as a Quantitative Research Analyst and Assistant Portfolio Manager for PGIM, Inc. He earned a BS in computer and information sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.
Stacie L. Mintz, CFA, is a Managing Director, Co-Head of the Quantitative Equity team and Portfolio Manager for QMA. In this capacity, she leads the portfolio managers on the Quantitative Equity team. She is responsible for enhancements to the Quantitative Equity models and portfolio analytic tools. Prior to her current role, she served as the Head of Equity Portfolio Management for QMA. Previously, Stacie was a member of the former Asset Allocation team where she was responsible for several retail and institutional portfolios. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.
J.P. Morgan Segment. The J.P. Morgan co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by J.P. Morgan are Scott Davis and Susan Bao.
Scott B. Davis, managing director, is a portfolio manager in the U.S. Equity Group. An employee since 2006, Scott was previously a media and internet analyst in the U.S. Equity Research Group. Prior to joining J.P. Morgan, Scott was an analyst at Jennison Associates, First Union, and Schroder Wertheim. He holds a B.S. from Drexel University and an M.B.A. from Columbia Business School.
Susan Bao, managing director, is a portfolio manager in the U.S. Equity Group. An employee since 1997, Susan manages the Large Cap Tax Aware Equity strategy and co-manages the Large Cap Core and Large Cap Core 130/30 strategies. Previously, she was responsible for the U.S. equity analyst portfolios and served as a member of the Disciplined Equity team. Susan holds a B.S. from Centenary College and an M.B.A. in finance from New York University’s Stern School of Business. She is also a holder of the CFA designation.
MFS Segment. The MFS co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by MFS are Kevin Beatty, Ted Maloney and Alison O’Neill Mackey.
Kevin Beatty, Co-Chief Investment Officer of Equity-Americas at MFS, is a co-portfolio manager of the Portfolio. He has been employed in the investment area of MFS since 2002. Effective September 30, 2021, Kevin Beatty will no longer be a portfolio manager of the Portfolio.

Ted Maloney, Executive Vice President and Chief Investment Officer of MFS, is a co-portfolio manager of the Portfolio. He has been employed in the investment area of MFS since 2005.
Alison O’Neill Mackey, Co-Chief Investment Officer of Equity-Americas of MFS, is a co-portfolio manager of the Portfolio. She has been employed in the investment area of MFS since 2005.
AST Loomis Sayles Large-Cap Growth Portfolio
Aziz Hamzaogullari, CFA is the Chief Investment Officer and founder of the Growth Equity Strategies Team at Loomis, Sayles & Company L.P. He is the portfolio manager of the Loomis Sayles large cap, global, international and all cap growth strategies, including the Loomis Sayles Growth, Global Growth and International Growth mutual funds and products outside the US. Mr. Hamzaogullari is also an Executive Vice President and a member of the firm’s Board of Directors. Aziz joined Loomis Sayles in 2010 from Evergreen Investments where he was a senior portfolio manager and managing director. He joined Evergreen in 2001, was promoted to director of research in 2003 and portfolio manager in 2006. Aziz was head of Evergreen’s Berkeley Street Growth Equity team and was the founder of the research and investment process. Prior to Evergreen, Aziz was a senior equity analyst and portfolio manager at Manning & Napier Advisors. He has 27 years of investment industry experience. Aziz earned a BS from Bilkent University, Turkey, and an MBA from George Washington University. He is also a member of CFA Society Boston.
AST MFS Global Equity Portfolio
Roger Morley, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 2002.
Ryan McAllister, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 2007.
Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the Portfolio.
AST MFS Growth Allocation Portfolio
The MFS portfolio managers jointly and primarily responsible for the day-to-day management of the Portfolio, and who provide general oversight of a team of investment professionals, are Joseph Flaherty, Jr. and Natalie Shapiro.
Joseph Flaherty, Jr., Chief Investment Risk Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 1993.
Natalie Shapiro, an Investment Officer of MFS, is a co-manager of the Portfolio. She has been employed in the investment area of MFS since 1997.
AST MFS Growth Portfolio
Eric Fischman, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 2000.
Paul Gordon, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 2004.
Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the Portfolio.
AST MFS Large-Cap Value Portfolio
Nevin Chitkara, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 1997.
Katherine Cannan, an Investment Officer of MFS, is a co-manager of the Portfolio. She has been employed in the investments area of MFS since 2013.

Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the Portfolio.
AST Mid-Cap Growth Portfolio
PGIM Investments. Brian Ahrens, Andrei Marinich, CFA, Todd L. Kerin and Saleem Z. Banatwala are jointly and primarily responsible for the Portfolio’s asset allocations.
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group (SIRG). This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.
Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group's (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
Saleem Z. Banatwala joined PGIM Investments in February 2013 as a research analyst focused on Portfolio Construction with the Strategic Investment Research Group (SIRG). Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans. In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX. He is a CFA charter holder and a member of the CFA Society New York.
MFS Segment. The MFS co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by MFS are Eric B. Fischman, CFA and Paul Gordon.
Eric B. Fischman, CFA, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 2000.
Paul Gordon, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 2004.
Victory Capital Segment. The Victory Capital portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by Victory Capital are D. Scott Tracy, CFA, Stephen J. Bishop, Melissa Chadwick-Dunn, Christopher W. Clark, CFA, and Paul Leung, CFA.

D. Scott Tracy, CFA, is the Chief Investment Officer of the RS Investments Growth Team. His focus is on the financial, energy, materials and processing sectors. Mr. Tracy has been with Victory Capital since 2016, when Victory Capital acquired RS Investments. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a BA in history from Trinity College and an MBA from the University of California at Berkeley. Mr. Tracy is a CFA charterholder.
Stephen J. Bishop is a portfolio manager and analyst on the RS Investments Growth Team. Mr. Bishop has been with Victory Capital since 2016, when Victory Capital acquired RS Investments. He joined RS Investments in 1996 as a research analyst primarily covering the technology sector, which remains his area of focus today. Prior to joining RS Investments, he worked as an analyst in the corporate finance department of DeanWitter Reynolds, Inc. for two years. He has more than 20 years of investment experience. Mr. Bishop holds a BA in economics from the University of Notre Dame and an MBA from Harvard Business School.
Melissa Chadwick-Dunn is a portfolio manager and analyst on the RS Investments Growth Team. Her primary focus is on the healthcare sector. Ms. Chadwick-Dunn has been with Victory Capital since 2016, when Victory Capital acquired RS Investments. Before joining RS Investments in 2001, she was an equity analyst at Putnam Investments for two years, covering international small-cap stocks. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Ms. Chadwick-Dunn holds a BA in economics, an MA in international relations from the University of Chicago and an MBA from the Wharton School of Business.
Christopher W. Clark, CFA, is a portfolio manager and analyst on the RS Investments Growth Team. His focus is on the healthcare sector. Mr. Clark has been with Victory Capital since 2016, when Victory Capital acquired RS Investments. Before joining RS Investments in 2007, he was a research associate at TIAA-CREF for three years, where he focused on global portfolio management and the healthcare sector. Prior to that, he was a research assistant at Dresdner RCM Global Investors for three years. Mr. Clark holds a BA in economics from the University of Virginia. Mr. Clark is a CFA charterholder.
Paul Leung, CFA, is a portfolio manager and analyst on the RS Investments Growth Team. His focus is on the technology and utilities sectors. Mr. Leung has been with Victory Capital since 2016, when Victory Capital acquired RS Investments. Before joining RS Investments in 2012, he was a senior investment analyst at Ashland Capital Partners, where he focused on the technology sector. Prior to that, he held research and financial analyst positions at Sterling Johnston Capital Management from 2002 to 2010, and Citigroup, from 1999 to 2001. Mr. Leung holds a BS in applied economics and business management from Cornell University. Mr. Leung is a CFA charterholder.
AST Mid-Cap Value Portfolio (formerly, AST Neuberger Berman / LSV Mid-Cap Value Portfolio)
PGIM Investments. Brian Ahrens, Andrei Marinich, Todd L. Kerin and Saleem Z. Banatwala are jointly and primarily responsible for the Portfolio’s asset allocations.
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, CFA, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments’ SIRG. This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.
Todd L. Kerin is a Vice President and member of SIRG’s Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
Saleem Z. Banatwala, CFA, joined PGIM Investments in February 2013 as a research analyst focused on Portfolio Construction with SIRG. Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans. In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX. He is a CFA charter holder and a member of the CFA Society New York.
MFS Segment. The MFS co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by MFS are Brooks Taylor and Kevin Schmitz.
Brooks Taylor, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 1996.
Kevin Schmitz, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 2002.
Victory Capital Segment. The Victory Capital portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by Victory Capital are Gary H. Miller, Jeffrey M. Graff, CFA, Gregory M. Conners, James M. Albers, CFA, and Michael F. Rodarte, CFA.
Gary H. Miller is the CIO and lead portfolio manager of Sycamore Capital’s Small Cap Value Equity and Mid Cap Value Equity strategies. He has been associated with Victory Capital or an affiliate since 1987. Mr. Miller began his investment career in 1987 and earned a B.B.A. from the University of Cincinnati and an M.B.A. from Xavier University.
Jeffrey M. Graff, CFA, is a portfolio manager of Sycamore Capital's Small Cap Value Equity and Mid Cap Value Equity strategies. Mr. Graff has been associated with Victory Capital since 2001. Mr. Graff began his investment career in 1994. He earned a B.B.A. from Cleveland State University and a M.A. from St. Louis University and is a CFA charterholder.
Gregory M. Connors is a portfolio manager of Sycamore Capital's Small Cap Value and Mid Cap Value Equity strategies. Mr. Conners has been associated with Victory Capital since 1999. Mr. Conners began his investment career in 1994 and earned a B.S. from the College of Mount St. Joseph and an M.B.A. from Xavier University.
James M. Albers, CFA, is a portfolio manager of Sycamore Capital's Small Cap Value Equity and Mid Cap Value Equity strategies. Mr. Albers has been associated with Victory Capital since 2005. Mr. Albers began his investment career in 1997. He earned a B.S. and a M.S. from the University of Wisconsin and is a CFA charterholder.

Michael F. Rodarte, CFA, is a portfolio manager of Sycamore Capital's Small Cap Value Equity and Mid Cap Value Equity strategies. Mr. Rodarte has been associated with Victory Capital since 2006. Mr. Rodarte began his investment career in 2006. He earned a B.B.A. from Ohio University and is a CFA charterholder.
Wellington Management Segment. The Wellington Management portfolio manager who is primarily responsible for the day-to-day management of the segment of the Portfolio managed by Wellington Management is Greg Garabedian.
Gregory J. Garabedian, Senior Managing Director and Equity Portfolio Manager. Greg is an equity portfolio manager on the Opportunistic Value Team. He manages equity assets on behalf of clients, drawing on research from Wellington Management’s global industry analysts, equity portfolio managers, and team analysts. He currently manages the Mid Cap Value and Select Mid Cap Value portfolios. Previously, Greg was an equity research analyst on the Opportunistic Value Team, responsible for conducting fundamental analysis on global equity investments in the insurance, industrials, capital goods, and agricultural industries.
AST Prudential Core Bond Portfolio
Michael J. Collins, Richard Piccirillo and Gregory Peters, are jointly and primarily responsible for the day-to-day management of the Portfolio.
Michael J. Collins, CFA, is a Managing Director and Senior Portfolio Manager for Core, Core Plus, Absolute Return, and other Multi-Sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at the Firm in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from Binghamton University and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI). He currently serves as the Treasurer on the Board of CEA, a non-profit that provides education and employment for people with disabilities. Mr. Collins was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.
Richard Piccirillo is a Managing Director and senior portfolio manager for PGIM Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo had specialized in mortgage-and asset-backed securities since joining the Firm in 1993. Before joining the Firm, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. Mr. Piccirillo was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.
Gregory Peters is a Managing Director and Head of PGIM Fixed Income’s Multi-Sector and Strategy. Mr. Peters is a senior portfolio manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies, in addition to having oversight of the firm's investment strategy function. Prior to joining the Firm in 2014, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley, responsible for the Firm's macro research and asset allocation strategy. In addition, he was Morgan Stanley's Global Director of Fixed Income & Economic Research. Earlier, he worked at Salomon Smith Barney and the Department of U.S. Treasury. He received a BA in Finance from The College of New Jersey and an MBA from Fordham University. Mr. Peters is a member of the Fixed Income Analyst Society and the Bond Market Association. Mr. Peters was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.
AST Prudential Growth Allocation Portfolio
PGIM Investments. Brian Ahrens, Andrei Marinich, CFA, Todd L. Kerin and Saleem Z. Banatwala, CFA are jointly and primarily responsible for the Portfolio’s manager allocations.

Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group (SIRG). This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.
Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group's (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
Saleem Z. Banatwala joined PGIM Investments in February 2013 as a research analyst focused on Portfolio Construction with the Strategic Investment Research Group (SIRG). Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans. In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX. He is a CFA charter holder and a member of the CFA Society New York.
QMA. The QMA portfolio managers who are jointly and primarily responsible for the asset allocation strategy for the Portfolio are Edward F. Keon Jr., Edward L. Campbell, CFA, and Peter Vaiciunas.
Edward F. Keon, Jr. is a Managing Director and Chief Investment Strategist for QMA’s Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. He also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was repeatedly voted onto Institutional Investor’s All-American Research Team, and as a Senior Vice President at I/B/E/S International Inc. Ed is a board member of the Chicago Quantitative Alliance, where he heads the committee to develop sound practices in quantitative investment management. He earned a BS in industrial management from the University of Massachusetts Lowell and an MBA in finance and marketing from the Massachusetts Institute of Technology Sloan School of Management.
Edward L. Campbell, CFA, is a Managing Director and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. As the Director of Dynamic Asset Allocation, he is responsible for portfolio management, analysis, and economic and market valuation research, and he oversees a team of investment professionals. Ed also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as a Portfolio Manager and Senior Analyst for PGIM Investments’ Strategic

Investment Research Group (SIRG). Previously, Ed was a Partner and Vice President at Trilogy Advisors. He earned a BS in economics and international business from The City University of New York and an MBA in finance, global business and organizational leadership from the New York University Stern School of Business.
Peter Vaiciunas, CFA, is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining QMA, Peter served as an Investment Analyst for Memorial Sloan Kettering's endowment fund and held roles at ITG Investment Research, Liquidnet Inc. and Speakeasy Investment Group in Toronto. Peter earned his BC from the University of Toronto and an MBA from McMaster University, DeGroote School of Business.
AST QMA US Equity Alpha Portfolio
QMA uses a team of portfolio managers and analysts to manage the Portfolio. The following portfolio managers are jointly and primarily responsible for managing the Portfolio's day-to-day activities:
Devang Gambhirwala is a Principal and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, he is responsible for portfolio management, analysis and research. Prior to joining QMA, Devang worked as a Quantitative Research Analyst and Assistant Portfolio Manager for PGIM, Inc. He earned a BS in computer and information sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.
Stacie L. Mintz, CFA, is a Managing Director, Co-Head of the Quantitative Equity team and Portfolio Manager for QMA. In this capacity, she leads the portfolio managers on the Quantitative Equity team. She is responsible for enhancements to the Quantitative Equity models and portfolio analytic tools. Prior to her current role, she served as the Head of Equity Portfolio Management for QMA. Previously, Stacie was a member of the former Asset Allocation team where she was responsible for several retail and institutional portfolios. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.
AST Quantitative Modeling Portfolio
PGIM Investments: Underlying Portfolio Fulfillment. Brian Ahrens, Andrei Marinich and Todd L. Kerin are jointly and primarily responsible for the overall management of the Portfolio.
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Currently, this team consults on over $250 billion in total assets and assists in the management of almost $13.1 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and holds the Chartered Financial Analyst (CFA) designation.
Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group. This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include; multi-manager single asset class, liquid alternative, multi-asset target risk and outcome oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc (UBS). and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.

Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group's (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
QMA: Asset Allocation and Maintenance of Quantitative Model. Marcus M. Perl, Edward L. Campbell, Edward F. Keon, Jr. and Rory Cummings, are jointly and primarily responsible for the day-to-day management of asset allocations and the quantitative model of the Portfolio.
Marcus M. Perl is a Principal and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, research, strategic asset allocation and portfolio construction. Prior to joining QMA, Marcus was a Vice President and Portfolio Manager at PGIM Investments and a Vice President at FX Concepts Inc. Marcus holds an MA in economics from the University of Southern California.
Edward L. Campbell, CFA, is a Managing Director and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. As the Director of Dynamic Asset Allocation, he is responsible for portfolio management, analysis, and economic and market valuation research, and he oversees a team of investment professionals. Ed also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as a Portfolio Manager and Senior Analyst for PGIM Investments’ Strategic Investment Research Group (SIRG). Previously, Ed was a Partner and Vice President at Trilogy Advisors. He earned a BS in economics and international business from The City University of New York and an MBA in finance, global business and organizational leadership from the New York University Stern School of Business.
Edward F. Keon, Jr. is a Managing Director and Chief Investment Strategist for QMA’s Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. He also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was repeatedly voted onto Institutional Investor’s All-American Research Team, and as a Senior Vice President at I/B/E/S International Inc. Ed is a board member of the Chicago Quantitative Alliance, where he heads the committee to develop sound practices in quantitative investment management. He earned a BS in industrial management from the University of Massachusetts Lowell and an MBA in finance and marketing from the Massachusetts Institute of Technology Sloan School of Management.
Rory Cummings, CFA, is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to his current role, Rory served as a Client Relations Specialist covering a variety of institutional clients. He earned a BA in finance from Seton Hall University and an MBA in financial markets and corporate finance from the New York University Stern School of Business.
AST Small-Cap Growth Portfolio
PGIM Investments. Brian Ahrens, Andrei Marinich, CFA, Todd L. Kerin and Saleem Z. Banatwala are jointly and primarily responsible for the Portfolio’s asset allocations.
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.

Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group (SIRG). This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.
Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group's (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
Saleem Z. Banatwala joined PGIM Investments in February 2013 as a research analyst focused on Portfolio Construction with the Strategic Investment Research Group (SIRG). Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans. In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX. He is a CFA charter holder and a member of the CFA Society New York.
UBS AM Segment. The portfolio managers primarily responsible for management of the segment of the Portfolio managed by UBS AM are David Wabnik and Samuel Kim, CFA. Within UBS AM’s Small Cap Growth investment team, each portfolio manager and analyst has some responsibility for research and security selection. The portfolio managers also may have access to additional portfolio managers and analysts within the various asset classes and markets in which the Portfolio invests.
David Wabnik is Head of US Small Cap Growth Equities and a Senior Portfolio Manager at UBS Asset Management. Mr. Wabnik has been an employee of UBS Asset Management since 1995, an Executive Director of UBS Asset Management since 2001, and portfolio manager of the Portfolio since its inception.
Samuel Kim, CFA, is Co-Portfolio Manager and an Executive Director at UBS Asset Management. Mr. Kim has been an investment professional with UBS Asset Management since 2003.
Emerald Segment. The portfolio managers jointly and primarily responsible for management of the segment of the Portfolio managed by Emerald are Kenneth G. Mertz II, CFA, Stacey L. Sears, and Joseph W. Garner.
Mr. Mertz is Chief Investment Officer and President of Emerald Advisers, LLC and a member of the Small Cap Portfolio Management team. He is also a Co-Manager of the Emerald Banking & Finance Fund. Portfolio Manager, Emerald Financial Services Private Equity Fund I, LP.; past Trustee and Vice President of the Emerald Mutual Funds; Chief Investment Officer, PA State Employees’ Retirement System (1985-1992); Member, CFA Institute; past Member, Pennsylvania State University Research Foundation; past Trustee, Evangelical Lutheran Church in America Board of Pensions; past Trustee, Pennsylvania State University Endowment Council (1998-2004); and past Chair, President, & Director of Central Pennsylvania Investment Managers. He is currently a board member and was the former Chairman of Diakon Children, Family and Community Ministries, and the former Chairman of the Diakon Lutheran Fund, its endowment arm. Mr. Mertz has been quoted in The Wall Street Journal and in USA Today, and has served as speaker at various investment seminars and programs across the country. He has been a guest on CNBC’s Mutual Fund Investor, and has been interviewed several times on CNBC and Bloomberg TV. Mr. Mertz graduated from Millersville University with a BA in Economics.
Ms. Sears is Senior Vice President and a senior member of the Small Cap Portfolio Management team, working directly with the research team, interacting with team members across economic sectors and helping guide the day-to-day portfolio management decision-making process. Ms. Sears is also responsible for portfolio risk monitoring, portfolio attribution analysis, as well as Emerald’s portfolio management-related client communications. From a research perspective, Ms. Sears maintains research coverage of the Retail, Apparel, Restaurant, Consumer Goods and Consumer Technology companies. She has been quoted in Fortune, Money, the Dow Jones News Service and various regional newspapers. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.
Mr. Garner is Director of Research and a member of the Small Cap Portfolio Management team. Mr. Garner’s research efforts are focused on small and mid-sized firms in the Business Services, Capital Goods, Consumer, Financial Services, and Technology sectors. He has appeared on Bloomberg Television and CNBC. He also has been quoted in Fortune, Bloomberg Business News, USA Today, Dow Jones News Service, Standard & Poor’s, MarketWatch, Investor’s Business Daily, Wall Street Journal, and other media. Mr. Garner serves as a Director for the Millersville University Foundation and Chairman of the Investment Committee and previously served as the President of the Board of Directors for the Foundation. Prior to joining Emerald in 1994, Mr. Garner was the Program Manager of the PA Economic Development Financing Authority (PEDFA) and an Economic Development Analyst with the PA Department of Commerce’s Office of Technology Development. Mr. Garner received an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.
AST Small-Cap Growth Opportunities Portfolio
PGIM Investments. Brian Ahrens, Andrei Marinich, CFA, Todd L. Kerin and Saleem Z. Banatwala are jointly and primarily responsible for the Portfolio’s asset allocations.
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group (SIRG). This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.
Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group's (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
Saleem Z. Banatwala joined PGIM Investments in February 2013 as a research analyst focused on Portfolio Construction with the Strategic Investment Research Group (SIRG). Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans. In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX. He is a CFA charter holder and a member of the CFA Society New York.
Victory Capital Segment. The Victory Capital portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by Victory Capital are D. Scott Tracy, CFA, Stephen J. Bishop, Melissa Chadwick-Dunn, and Christopher W. Clark, CFA and Paul Leung, CFA.
D. Scott Tracy, CFA, is the Chief Investment Officer of the RS Investments Growth Team. His focus is on the financial, energy, materials and processing sectors. Mr. Tracy has been with Victory Capital since 2016, when Victory Capital acquired RS Investments. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a BA in history from Trinity College and an MBA from the University of California at Berkeley. Mr. Tracy is a CFA charterholder.
Stephen J. Bishop is a portfolio manager and analyst on the RS Investments Growth Team. Mr. Bishop has been with Victory Capital since 2016, when Victory Capital acquired RS Investments. He joined RS Investments in 1996 as a research analyst primarily covering the technology sector, which remains his area of focus today. Prior to joining RS Investments, he worked as an analyst in the corporate finance department of DeanWitter Reynolds, Inc., for two years. He has more than 20 years of investment experience. Mr. Bishop holds a BA in economics from the University of Notre Dame and an MBA from Harvard Business School.
Melissa Chadwick-Dunn is a portfolio manager and analyst on the RS Investments Growth Team. Her primary focus is on the healthcare sector. Ms. Chadwick-Dunn has been with Victory Capital since 2016, when Victory Capital acquired RS Investments. Before joining RS Investments in 2001, she was an equity analyst at Putnam Investments for two years, covering international small-cap stocks. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Ms. Chadwick-Dunn holds a BA in economics, an MA in international relations from the University of Chicago and an MBA from the Wharton School of Business.
Christopher W. Clark, CFA, is a portfolio manager and analyst on the RS Investments Growth Team. His focus is on the healthcare sector. Mr. Clark has been with Victory Capital since 2016, when Victory Capital acquired RS Investments. Before joining RS Investments in 2007, he was a research associate at TIAA-CREF for three years, where he focused on global portfolio management and the healthcare sector. Prior to that, he was a research assistant at Dresdner RCM Global Investors for three years. Mr. Clark holds a BA in economics from the University of Virginia. Mr. Clark is a CFA charterholder.
Paul Leung, CFA, is a portfolio manager and analyst on the RS Investments Growth Team. His focus is on the technology and utilities sectors. Mr. Leung has been with Victory Capital since 2016, when Victory Capital acquired RS Investments. Before joining RS Investments in 2012, he was a senior investment analyst at Ashland Capital Partners, where he focused on the technology sector. Prior to that, he held research and financial analyst positions at Sterling Johnston Capital Management from 2002 to 2010, and Citigroup, from 1999 to 2001. Mr. Leung holds a BS in applied economics and business management from Cornell University. Mr. Leung is a CFA charterholder.

Wellington Management Segment. The portfolio managers from Wellington Management who are jointly and primarily responsible for the day-to-day management of the Portfolio are Mammen Chally, David Siegle and Douglas McLane.
Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager. Mr. Chally is a portfolio manager in Global Equity Portfolio Management and leader of Wellington Management’s Disciplined Equity Team. He manages equity assets on the behalf of Wellington Management’s clients, drawing on research from Wellington Management’s global industry analysts, equity portfolio managers, and team analysts. He currently manages equity strategies that emphasize improving quality metrics, business momentum, and attractive relative valuations. He works in Wellington Management’s Boston office. Prior to joining Wellington Management in 1994, Mr. Chally worked for the Gas Authority of India Limited, New Delhi, India (1989 – 1992). Mr. Chally earned his MBA from Northeastern University (1994) and his bachelor of technology in mechanical engineering from the Indian Institute of Technology (1989). Additionally, he holds the Chartered Financial Analyst designation. He is fluent in Hindi and Malayalam.
David A. Siegle, CFA, Managing Director and Equity Research Analyst. Mr. Siegle is an equity research analyst in Global Equity Portfolio Management on the Disciplined Equity Team, Mr. Siegle conducts fundamental analysis on US equity investments. His research supports the investment decision making for a range of portfolios managed for clients of Wellington Management. He works in Wellington Management’s Boston office. Prior to joining Wellington Management in 2001, Mr. Siegle earned his BA in history from Amherst College (2001). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA institute and the CFA Society Boston.
Douglas W. McLane, CFA, Senior Managing Director and Equity Research Analyst. Mr. McLane is an equity research analyst in Global Equity Portfolio Management on the Disciplined Equity Team, Mr. McLane conducts fundamental analysis on US equity investments. His research supports the investment decision making for a range of portfolios managed for clients of Wellington Management. He works in Wellington Management’s Boston office. Prior to joining Wellington Management in 20011, Mr. McLane worked as a portfolio manager at Samlyn Capital (2009 – 2011) and an analyst at Sirios Capital Management (2003 – 2009). Before earning his MBA, he held a variety of positions at Kozmo.com (1999 – 2001) and The Carson Group (1996 – 1999). Mr. McLane earned his MBA from the Kellogg School of Management at Northwestern University (2003) and his BA in history from Princeton University (1996). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA institute.
AST Small-Cap Value Portfolio
PGIM Investments. Brian Ahrens, Andrei Marinich, CFA, Todd L. Kerin and Saleem Z. Banatwala are jointly and primarily responsible for the Portfolio’s asset allocations.
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group (SIRG). This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.

Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group's (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
Saleem Z. Banatwala joined PGIM Investments in February 2013 as a research analyst focused on Portfolio Construction with the Strategic Investment Research Group (SIRG). Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans. In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX. He is a CFA charter holder and a member of the CFA Society New York.
J.P. Morgan Segment. The portfolio managers jointly and primarily responsible for day-to-day management of the portion of the Portfolio managed by J.P. Morgan are Phillip D. Hart, Wonseok Choi, Lindsey Houghton, Akash Gupta and Jonathan L. Tse.
Phillip D. Hart, managing director, is the Head of the U.S. Structured Equity Small and Mid-Cap Team. An employee since 2003, his responsibilities include managing all of the Structured Equity Small and Mid-Cap strategies. Previously, he worked on quantitative research and the daily implementation and maintenance of portfolios for the group. Phillip obtained a B.A. in economics from Cornell University and is a CFA charterholder.
Wonseok Choi, managing director, is the Head of quantitative research for the U.S. Structured Equity Group. An employee since 2006, he is responsible for conducting quantitative research on proprietary models utilized in portfolio management. Prior to joining the Firm, Wonseok worked as a research manager at Arrowstreet Capital, L.P., where he was involved in developing and enhancing the Firm's forecasting, risk, and transaction-cost models. Wonseok holds a Ph.D. in economics from Harvard University and a B.A. in economics from Seoul National University.
Lindsey Houghton, executive director, is a portfolio manager in the U.S. Structured Equity Small and Mid-Cap Team. An employee since 2006, Lindsey was previously a senior analyst on the Bear Stearns quantitative equity team. Lindsey has previous experience as a quantitative analyst at BKF Asset Management, Inc. and as a portfolio manager assistant at ING Investment Management. Lindsey graduated from the University of Delaware with a B.S. in business administration with a concentration in finance.
Akash Gupta, executive director, is an analyst in the U.S. Structured Equity Small and Mid-Cap Team, and has been a member of the team since 2008. An employee since 2004, Akash previously spent over three years in the sell-side Equity Research Group, focusing on the electronics manufacturing supply chain sector. Akash holds a B.Tech. in electronics & communication (Gold Medalist) from I.I.T. (Indian Institute of Technology) in Roorkee, India and an M.B.A. in analytical finance from the ISB (Indian School of Business) in Hyderabad, India. He is also a CFA charterholder and a certified Financial Risk Manager (FRM).
Jonathan L. Tse, executive director, is a member of the quantitative research team for the U.S. Equity Structured Equity Strategies. He joined the Firm in August 2004 as an analyst in the U.S. Equity Structured Equity group. Prior to joining the Firm, Jonathan worked as a summer intern for UBS and Credit Suisse First Boston in software and database development. Jonathan graduated in May 2004 with a B.S. in computer engineering from Columbia University. Jonathan is a CFA charterholder.
LMCG Segment. R. Todd Vingers manages the portion of the Portfolio advised by LMCG Investments, LLC. Mr. Vingers joined LMCG in June 2002 as a small cap value portfolio manager. Mr. Vingers has over 31 years of investment experience. Prior to joining LMCG, Mr. Vingers served as Vice President and senior portfolio manager for

American Century Investments. Prior to joining American Century, Mr. Vingers was a valuation analyst for the Hawthorne Company. Mr. Vingers earned a BA from the University of St. Thomas and an MBA from the University of Chicago Booth School of Business. Mr. Vingers is a CFA charterholder and a member of the CFA Institute.
AST T. Rowe Price Asset Allocation Portfolio
The Subadviser has an Investment Advisory Committee that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program. Charles M. Shriver, CFA and Toby M. Thompson, CFA, CAIA are co-chairmen of the Investment Advisory Committee and are jointly and primarily responsible for implementing and monitoring the Portfolio's overall investment strategy, as well as the allocation of the Portfolio's assets.
Charles M. Shriver is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a portfolio manager for several asset allocation portfolios within the Asset Allocation Group. He is the president of the Global Allocation, Balanced, Spectrum, and Personal Strategy Funds and chairman of their Investment Advisory Committees. Charles is also a member of the Investment Advisory Committee for the Real Assets Fund. He is cochair of the Asset Allocation Committee and has been with the firm since 1991. Charles earned a BA in economics and rhetoric/communications studies from the University of Virginia, an MSF in finance from Loyola University Maryland, and a graduate diploma in public economics from Stockholm University. He has earned the Chartered Financial Analyst designation.
Toby M. Thompson is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a portfolio manager within the Multi-Asset Division. He serves as co-portfolio manager of the Managed Volatility Strategy and is a member of the Investment Advisory Committees of the Global Allocation Fund, Balanced Fund, Personal Strategy Funds, and Spectrum Funds. Prior to joining the firm in 2007, he served as director of investments of the I.A.M. National Pension Fund. Before joining the I.A.M. National Pension Fund, Toby was a principal with Brown Investment Advisory, where he worked in fixed income research, served as director of open architecture and asset allocation, and was a member of the firm's Strategic Investment Committee. Toby earned a BS in business and economics from Towson University and an MBA in finance from Loyola University Maryland. He has earned his Chartered Financial Analyst (CFA) and Chartered Alternative Investment Analyst (CAIA) designations.
AST T. Rowe Price Growth Opportunities Portfolio
T. Rowe Price manages the Portfolio through an Investment Advisory Committee that is responsible for managing the Portfolio and developing and executing the Portfolio's investment program. Charles M. Shriver, CFA and Toby M. Thompson, CFA, CAIA are Co-Chairmen of the Investment Advisory Committee and are jointly and primarily responsible for day-to-day responsibility for managing the Portfolio, developing and executing the Portfolio's investment program, implementing and monitoring the Portfolio's investment strategy, as well as the allocation of the Portfolio's assets.
Charles M. Shriver is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a portfolio manager for several asset allocation portfolios within the Asset Allocation Group. He is the president of the Global Allocation, Balanced, Spectrum, and Personal Strategy Funds and chairman of their Investment Advisory Committees. Charles is also a member of the Investment Advisory Committee for the Real Assets Fund. He is cochair of the Asset Allocation Committee and has been with the firm since 1991. Charles earned a BA in economics and rhetoric/communications studies from the University of Virginia, an MSF in finance from Loyola University Maryland, and a graduate diploma in public economics from Stockholm University. He has earned the Chartered Financial Analyst designation.
Toby M. Thompson is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a portfolio manager within the Multi-Asset Division. He serves as co-portfolio manager of the Managed Volatility Strategy and is a member of the Investment Advisory Committees of the Global Allocation Fund, Balanced Fund, Personal Strategy Funds, and Spectrum Funds. Prior to joining the firm in 2007, he served as director of investments of the I.A.M. National Pension Fund. Before joining the I.A.M. National Pension Fund, Toby was a principal with Brown Investment Advisory, where he worked in fixed income research, served as director of open architecture and asset allocation, and was a member of the firm's Strategic Investment Committee. Toby earned a BS in business and economics from Towson University and an MBA in finance from Loyola University Maryland. He has earned his Chartered Financial Analyst (CFA) and Chartered Alternative Investment Analyst (CAIA) designations.
AST T. Rowe Price Large-Cap Growth Portfolio
T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Taymour R.Tamaddon is the Investment Advisory Committee Member primarily responsible for the Portfolio.
Taymour R. Tamaddon is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is the lead portfolio manager for the US Large-Cap Growth Equity Strategy in the US Equity Division. He is a vice president and Investment Advisory Committee member of the Health Sciences, Mid-Cap Growth, New America Growth, Growth Stock, Blue Chip Growth, and Capital Appreciation Funds and the Tax-Efficient Funds, Inc. He is also a vice president of the T. Rowe Price Institutional International Funds, Inc., and the T. Rowe Price International Funds, Inc. He joined the firm in 2004 after serving as a summer intern with T. Rowe Price in 2003, covering the eye care industry. Prior to this, Taymour was employed by Amazon.com in the areas of finance and merchandizing. He was also a consultant with Booz Allen and Hamilton, specializing in the energy industry. Taymour earned a BS in applied physics, cum laude, from Cornell University. He also holds an MBA from the Tuck School of Business at Dartmouth, where he was an Edward Tuck Scholar with high distinction. Taymour has also earned the Chartered Financial Analyst designation.
AST T. Rowe Price Large-Cap Value Portfolio
T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio’s investment program. Mark Finn, John Linehan and Heather McPherson are jointly and primarily responsible for the day-to-day management of the portion of the Portfolio managed by T. Rowe Price.
Mark S. Finn is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is the portfolio manager of the Value Fund and chairman of its Investment Advisory Committee and co-portfolio manager of the Institutional Large-Cap Value Fund. Mark is also a vice president and Investment Advisory Committee member of the Equity Income, New Era, Capital Opportunity, and Mid-Cap Value Funds and is a vice president of the Balanced Fund. From 2005 to 2009, Mark was an equity research analyst specializing in electric power generation, utilities, and coal. Prior to this, he was an analyst in T. Rowe Price's Fixed Income Division, where he also covered utilities and power generation. From 1998 to 2001, Mark worked with the T. Rowe Price recovery strategy team, where he evaluated financially distressed companies. Mark began his career with T. Rowe Price in 1990 in the Finance Division, where he served as controller of T. Rowe Price Investment Services and as the principal accounting officer for the T. Rowe Price realty income strategies. Prior to joining the firm, he had five years of auditing experience with Price Waterhouse LLP, where he worked on engagements for both public and private companies. Mark earned a BS from the University of Delaware and has earned the Chartered Financial Analyst designation. He is also a certified public accountant.
John D. Linehan is chief investment officer of Equity and a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is the portfolio manager of the Equity Income Fund and co-portfolio manager of the Institutional Large-Cap Value Fund and is a member of the firm's U.S. Equity Steering, Equity Brokerage and Trading Control, and Counterparty Risk Committees. From February 2010 to June 2014, John was head of US Equity and chairman of the US Equity Steering Committee. From April 2003 to December 2009, he was the portfolio manager of the U.S. Value Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a BA from Amherst College and an MBA from Stanford University, where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in finance. John also has earned the Chartered Financial Analyst designation.

Heather K. McPherson is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. She is co-portfolio manager for the Institutional US Large-Cap Value Equity Fund and associate portfolio manager for the Equity Income Fund in the U.S. Equity Division. Heather is also a vice president and Investment Advisory Committee member of the Equity Income, Growth & Income, Large-Cap Core, Mid-Cap Value, New Era, Value, and Global Technology Funds. She joined the firm in 2002. Heather worked as a summer intern in 2001 at Salomon Smith Barney, covering the storage area networking industry. Prior to this, she was a vice president of finance and administration for Putnam Lovell Securities, Inc. Heather holds a BS in managerial economics from the University of California-Davis and an MBA from Duke University, The Fuqua School of Business.
AST T. Rowe Price Natural Resources Portfolio
T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Shawn T. Driscoll is the Investment Advisory Committee Chairman for the Portfolio.
Shawn T. Driscoll is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is the portfolio manager of the New Era Fund and is the president and chairman of its Investment Advisory Committee. Shawn is vice president and Investment Advisory Committee member of the Growth & Income, Growth Stock, Capital Appreciation, Global Growth, and Global Stock Funds. Shawn is also a vice president of T. Rowe Price International Funds, Inc. Prior to joining the firm in 2006, he was employed by MTB Investment Advisors as an equity research analyst. Shawn was also employed by MPower Communications as an information technology project manager. He earned a BA in economics and mathematics from the University of Rochester and an MBA in finance and global business from New York University, Leonard N. Stern School of Business.
AST Wellington Management Hedged Equity Portfolio
Gregg Thomas and Roberto Isch are jointly and primarily responsible for the day-to-day management of the Portfolio.
Roberto J. Isch, CFA, Managing Director, Portfolio Manager and Research Manager at Wellington Management, serves as a Portfolio Manager for the Portfolio. Mr. Isch joined Wellington Management as an investment professional in 2012 and has co-managed the fund since 2018.
Gregg R. Thomas, CFA, Senior Managing Director and Director, Investment Strategy at Wellington Management, serves as a Portfolio Manager for the Portfolio. Mr. Thomas joined Wellington Management in 2002 and has co-managed the fund since its inception in 2011.
AST Western Asset Core Plus Bond Portfolio
The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Chief Investment Officer S. Kenneth Leech and Portfolio Managers, Mark S. Lindbloom Julien A. Scholnick, John Bellows, and Frederick Marki serve as co-leaders of this team and are jointly and primarily responsible for the day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests.
As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.
S. Kenneth Leech is a graduate of the University of Pennsylvania. Mr. Leech has been employed by Western Asset since 1990 and has held the position of Chief Investment Officer since March 2014.  Prior to that time, Mr. Leech served as a portfolio manager, Co-Chief Investment Officer and CIO Emeritus at Western Asset.
Mark S. Lindbloom received an MBA from Pace University and a Bachelor of Science from Rider University. Prior to joining Western Asset in 2005, Mr. Lindbloom was a Portfolio Manager at Citi-group Asset Management.

Julien A. Scholnick is a Portfolio Manager with Western Asset and has over 19 years of experience. Prior to joining the Firm in 2003, Mr. Scholnick served as an Associate in the Private Client Group with Salomon Smith Barney, as a Senior Analyst with Digital Coast Partners, and as a Senior Analyst with Arthur Andersen, LLP. Mr. Scholnick holds a Bachelor of Arts degree from the University of California, Los Angeles, and an MBA from Cornell University. He also holds the Chartered Financial Analyst designation.
John L. Bellows, PhD, is a Portfolio Manager and Research Analyst with Western Asset. Prior to joining the Firm in 2012, Mr. Bellows served at the U.S. Department of the Treasury, most recently as the Acting Assistant Secretary for Economic Policy. At Western Asset, he is a member of the US Broad Strategy Committee and the Global Investment Strategy Committee. Mr. Bellows holds a Bachelor of Arts degree in Economics from Dartmouth College, where he graduated Magna Cum Laude, and a PhD in Economics from the University of California, Berkeley. He also holds the CFA designation.
Frederick R. Marki is a Portfolio Manager with Western Asset and has more than 34 years of experience. Prior to joining the Firm in 2005, Mr. Marki was Senior Portfolio Manager with Citigroup Asset Management, Portfolio Manager with UBS, and Vice President with Merrill Lynch. He began his career as an Assistant Economist at the Federal Reserve Bank of New York. Mr. Marki holds a Bachelor of Science degree from the Massachusetts Institute of Technology as well as the CCFA designation.
AST Western Asset Emerging Markets Debt Portfolio
The portfolio managers jointly and primarily responsible for management of the Portfolio are S. Kenneth Leech, Gordon S. Brown, Chia-Liang Lian and Kevin J. Ritter.
S. Kenneth Leech is a graduate from the University of Pennsylvania. Mr. Leech has been employed by Western Asset since 1990 and has held the position of Chief Investment Officer since March 2014. Prior to that time, Mr. Leech served as a portfolio manager, Co-Chief Investment Officer and CIO Emeritus at Western Asset.
Gordon S. Brown received an MSc in Investment Analysis from the University of Stirling, an MSc in Business Economics from the University of Strathclyde, and an MA in Economic Science from the University of Aberdeen. Prior to joining Western Asset Management Limited in 2011, Mr. Brown was a Senior Investment Manager, Emerging Market Rates and Currencies. Mr. Brown is an Associate Member of the UK Society of Investment Professionals.
Chia-Liang Lian is currently Head of Emerging Markets Debt as of May 2015 at Western Asset. Mr. Lian has 21 years of investment experience, having joined the Firm in 2011 after approximately six years with Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management. Mr. Lian also spent eight years as a sovereign debt strategist at JPMorgan Chase and Merrill Lynch, and four years at the Monetary Authority of Singapore (MAS) as a senior economist responsible for formulating exchange rate policy. Under his leadership, Western Asset received Benchmark Magazine’s Best-In-Class House Award in Asia Fixed Income in 2012. Mr. Lian holds the Chartered Financial Analyst designation and has an undergraduate degree in Economics from the National University of Singapore where he graduated as part of the MAS scholars program.
Kevin J. Ritter is Portfolio Manager for Western Asset. Mr. Ritter re-joined Western Asset in 2006 after serving as the Emerging Markets Trader at Payden & Rygel from 2004 to 2005. He started his career in emerging markets in 1998, playing various roles in the capital markets groups at Dresdner Kleinwort Wasserstein LLC and ING Barings LLC. Before joining Western Asset in 2003 as a Portfolio Analyst, Mr. Ritter worked as a Spring Associate at FH International Financial Services, Inc. Mr. Ritter is a graduate of Dartmouth College, where he majored in political science. He is also a CFA charter holder.

HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
Purchasing and Redeeming PORTFOLIO Shares
Investments in a Portfolio are made through certain variable life insurance and variable annuity contracts. Together with this Prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. The Trust does not provide investment advice. You should contact your financial advisor for advice regarding selection of Portfolios.
Each Portfolio typically expects to pay redemption proceeds within three days after receipt of a proper notice of the redemption request. However, it may take a Portfolio up to seven days to pay redemption proceeds. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Under normal circumstances, each Portfolio typically expects to meet redemption requests by using cash or cash equivalents or proceeds from the sale of portfolio securities (or a combination of these methods). Each Portfolio reserves the right to use borrowing arrangements that may be available from time to time. The use of borrowings in order to meet redemption requests is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of a Portfolio’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances. The Portfolios’ use of redemptions in-kind is discussed below.
Redemption in Kind
The Trust may pay the redemption price to shareholders of record (generally, the Participating Insurance Company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.
If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally a Participating Insurance Company separate account. The procedures do not affect payments by a Participating Insurance Company to a contract owner under a variable contract.
Frequent Purchases or Redemptions of Portfolio Shares
The Trust is part of the group of investment companies advised by PGIM Investments that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the PGIM Investment funds). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PGIM Investment funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PGIM Investment funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PGIM Investment funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PGIM Investment fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.
Similarly, the PGIM Investment funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PGIM Investment fund shares held by other investors. To the extent a Portfolio invests in foreign securities, a Portfolio may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. To the extent a Portfolio invests in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, a Portfolio may also constitute an effective vehicle for an investor’s frequent trading strategies.
The Boards of Directors/Trustees of the PGIM Investment funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not sell its shares directly to the public. Instead, Portfolio shares are sold only to Participating Insurance Company separate accounts that fund variable annuity contracts and variable life insurance policies. Therefore, Participating Insurance Companies, not the Trust, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Trust's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual contract owners.
Under the Trust's policies and procedures, the Trust has notified each Participating Insurance Company that the Trust expects the Participating Insurance Company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and three insurance companies not affiliated with Prudential. The Trust may add additional Participating Insurance Companies in the future. The Trust receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Trust has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares; and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust's frequent trading policies and procedures. The Trust and its transfer agent each reserve the right, in its sole discretion, to reject all or a portion of a purchase order from a Participating Insurance Company for any reason or no reason. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.
The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.
Each of the Portfolios structured as a fund of funds (the Fund of Funds) invests primarily or exclusively in other Portfolios of the Trust that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Fund Portfolios. The policies that have been implemented by the Participating Insurance Companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Fund Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Fund Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Fund Portfolio shares may be disruptive to the management of an Underlying Fund Portfolio because such transactions may: (i) cause the Underlying Fund Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Fund Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.
The AST Bond Portfolios 2021 2022, 2023, 2024, 2025, 2026, 2027, 2028, 2029, 2030, 2031 and 2032 (the Target Maturity Portfolios), the AST Investment Grade Bond Portfolio and certain other Portfolios are used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. Contract holders cannot select the Target Maturity Portfolios or The Investment Grade Bond Portfolio for investment; the Contracts using these Portfolios are issued by the Participating Insurance Companies. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized algorithmic asset transfer programs. Under these asset transfer programs, the Participating Insurance Companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.
As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving “flat” returns over a period of time will cause Participating Insurance Companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio. As such, asset transfers could also adversely affect a Portfolio’s risk profile or expenses.
The operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended, which could adversely affect performance.
The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant Manager or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant Manager or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.
Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Trust or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.
For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.
Net Asset Value
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is typically based on the next calculation of the NAV after the order is received in good order. The NAV of each Portfolio is typically determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. Eastern time). The Trust will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. if the particular disruption directly affects only the NYSE. The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Trust's portfolios are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. The Trust may use fair value pricing if it determines that a market quotation for a security is not reliable based, among other things, on market events or conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PGIM Investments (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Trust's NAV, we will value the Trust's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.
Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances that make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.
The NAV for each of the Portfolios other than the PSF PGIM Government Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the PSF PGIM Government Money Market Portfolio will ordinarily remain at $1 per share (The price of each share remains the same but you will have more shares when dividends are declared). Each business day, each Portfolio’s current NAV per share is transmitted electronically to Participating Insurance Companies that use the Portfolios as underlying investment options for Contracts.
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PGIM Investments or a Subadviser, as available, to be over-the-counter, shall be valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.

Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities that are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
Short-term debt securities held by the Portfolios, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
All short-term debt securities held by the Government Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Board has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.
For each Portfolio other than the Government Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Distributor & DISTRIBUTION ARRANGEMENTS
The Trust offers a single class of shares on behalf of each Portfolio. Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of each Portfolio of the Trust. The class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).
The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio, with the exception of AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. No 12b-1 fee is charged for the assets of AST Academic Strategies Asset Allocation Portfolio that are invested in other portfolios of the Trust. Under the 12b-1Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The maximum annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio. Because these fees are paid out of each covered Portfolio’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.
PAD has contractually agreed to reduce its 12b-1 fees for each of the AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031, AST Bond Portfolio 2032 and the AST Investment Grade Bond Portfolio (collectively, the Bond Portfolios), so that the effective distribution and service fee rate paid by each Bond Portfolio is reduced based on the average daily net assets of each Bond Portfolio. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Manager and PAD cannot terminate or otherwise modify the waiver. The contractual waiver is calculated as follows for each Bond Portfolio:
Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.25% (no waiver)
Over $300 million up to and including $500 million	0.23%
Over $500 million up to and including $750 million	0.22%
Over $750 million	0.21%
PAD may receive payments from certain Subadvisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Subadvisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the Subadvisers with increased access to persons involved in the distribution of the Contracts. PAD also may receive marketing support from the Subadvisers in connection with the distribution of the Contracts.

OTHER INFORMATION
Federal Income Taxes
Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Owners of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.
Monitoring for Possible Conflicts
The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Trust will monitor the situation and, in the event that a material conflict does develop, the Trust would determine what action, if any, to take in response.
Disclosure of Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the SAI and on the Trust's website at www.prudential.com/variableinsuranceportfolios.
Payments to Affiliates
PGIM Investments and ASTIS and their affiliates, including a subadviser or PAD, may compensate affiliates of PGIM Investments and ASTIS, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts that offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing materials that discuss the contracts, available options, and the Portfolios.
The amounts paid depend on the nature of the meetings, the number of meetings attended by PGIM Investments or ASTIS, the Subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PGIM Investments’, ASTIS’, the Subadviser's or PAD’s participation. These payments or reimbursements may not be offered by PGIM Investments, ASTIS, Subadvisers, or PAD and the amounts of such payments may vary between and among PGIM Investments, ASTIS, the Subadviser and PAD, depending on their respective participation.
With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.

FINANCIAL HIGHLIGHTS
Introduction
The financial highlights that follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.
The financial highlights for the fiscal year ended December 31, 2020 are derived from each Portfolio’s financial statements, which were audited by PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm for such fiscal year, whose reports thereon were unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended December 31, 2020 was audited by KPMG LLP, the Trust's prior independent registered public accounting firm. The Trust’s financial statements are included in the Trust’s annual reports to shareholders, which are available upon request.
AST Academic Strategies Asset Allocation Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$16.12	$13.89	$15.12	$13.43	$12.63
Income (Loss) From Investment Operations:
Net investment income (loss)	0.01	0.09	0.07	0.03	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.67	2.14	(1.30)	1.66	0.79
Total from investment operations	0.68	2.23	(1.23)	1.69	0.80
Capital Contributions	—	—(b)(c)(d)	—(c)(d)	—	—(d)(e)
Net Asset Value, end of Year	$16.80	$16.12	$13.89	$15.12	$13.43
Total Return(f)	4.22%	16.05%(g)	(8.13)%(g)	12.58%	6.33%(g)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$4,431	$4,662	$3,882	$5,726	$5,438
Average net assets (in millions)	$3,925	$4,509	$5,070	$5,635	$5,544
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement(i)	0.82%	0.81%	0.80%	0.80%	0.84%
Expenses before waivers and/or expense reimbursement(i)	0.83%	0.82%	0.81%	0.81%	0.84%
Net investment income (loss)	0.08%	0.60%	0.45%	0.21%	0.05%
Portfolio turnover rate(j)(k)	452%	243%	171%	140%	130%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)
The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.04%, 0.04%, 0.04%, 0.04% and 0.06% for the years ended December 31, 2020,
2019, 2018, 2017 and 2016, respectively.

(j)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(k)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Advanced Strategies Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$21.63	$17.75	$18.85	$16.13	$15.05
Income (Loss) From Investment Operations:
Net investment income (loss)	0.22	0.36	0.32	0.27	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.10	3.52	(1.42)	2.45	0.81
Total from investment operations	2.32	3.88	(1.10)	2.72	1.07
Capital Contributions	—	—(b)(c)(d)	—(c)(d)	—	0.01(e)
Net Asset Value, end of Year	$23.95	$21.63	$17.75	$18.85	$16.13
Total Return(f)	10.68%	21.86%(g)	(5.84)%(g)	16.86%	7.18%(h)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$8,621	$8,758	$7,630	$9,273	$8,475
Average net assets (in millions)	$7,816	$8,488	$8,883	$8,935	$8,300
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.87%	0.87%	0.88%	0.87%	0.88%
Expenses before waivers and/or expense reimbursement	0.91%	0.91%	0.91%	0.90%	0.91%
Net investment income (loss)	1.06%	1.79%	1.69%	1.52%	1.68%
Portfolio turnover rate(j)(k)	728%	390%	255%	232%	207%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.11%
(i)	Does not include expenses of the underlying funds in which the Portfolio invests.
(j)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(k)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST AllianzGI World Trends Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$15.95	$13.52	$14.68	$12.63	$12.05
Income (Loss) From Investment Operations:
Net investment income (loss)	0.12	0.24	0.21	0.18	0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.14	2.19	(1.37)	1.87	0.41
Total from investment operations	2.26	2.43	(1.16)	2.05	0.57
Capital Contributions	—	—(b)(c)(d)	—(c)(d)	—	0.01(e)
Net Asset Value, end of Year	$18.21	$15.95	$13.52	$14.68	$12.63
Total Return(f)	14.10%	18.05%(g)	(7.90)%(g)	16.23%	4.81%(h)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$5,107	$5,030	$4,323	$5,643	$5,075
Average net assets (in millions)	$4,560	$4,865	$5,283	$5,410	$5,071
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.98%	0.99%	1.02%	1.02%	1.02%
Expenses before waivers and/or expense reimbursement	1.02%	1.02%	1.02%	1.02%	1.03%
Net investment income (loss)	0.77%	1.62%	1.48%	1.30%	1.30%
Portfolio turnover rate(j)	217%	148%	73%	48%	41%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 4.73%.
(i)	Does not include expenses of the underlying funds in which the Portfolio invests.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$20.48	$17.15	$18.04	$15.70	$14.77
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	0.02	0.01	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.42	3.31	(0.90)	2.35	0.95
Total from investment operations	2.41	3.33	(0.89)	2.34	0.93
Capital Contributions	—	—(b)(c)	—	—	—
Net Asset Value, end of Year	$22.89	$20.48	$17.15	$18.04	$15.70
Total Return(d)	11.77%	19.42%(e)	(4.93)%	14.90%	6.30%

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$11,217	$11,118	$9,755	$11,445	$10,594
Average net assets (in millions)	$10,268	$10,760	$11,074	$11,067	$10,379
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.16%	0.16%	0.16%	0.16%	0.16%
Expenses before waivers and/or expense reimbursement	0.16%	0.16%	0.16%	0.16%	0.16%
Net investment income (loss)	(0.06)%	0.09%	0.06%	(0.04)%	(0.10)%
Portfolio turnover rate(g)	45%	24%	15%	15%	18%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST BlackRock Global Strategies Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$15.62	$13.28	$14.03	$12.45	$11.64
Income (Loss) From Investment Operations:
Net investment income (loss)	0.15	0.30	0.27	0.20	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.59	2.04	(1.02)	1.38	0.64
Total from investment operations	0.74	2.34	(0.75)	1.58	0.81
Capital Contributions	—	—(b)(c)(d)	—(c)(d)	—	—(d)(e)
Net Asset Value, end of Year	$16.36	$15.62	$13.28	$14.03	$12.45
Total Return(f)	4.74%	17.62%(g)	(5.35)%(g)	12.69%	6.96%(g)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$2,378	$2,471	$2,138	$2,502	$2,277
Average net assets (in millions)	$2,157	$2,409	$2,447	$2,397	$2,208
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.07%	1.11%	1.10%	1.11%	1.12%(i)
Expenses before waivers and/or expense reimbursement	1.13%	1.13%	1.12%	1.12%	1.12%(i)
Net investment income (loss)	1.00%	2.07%	1.96%	1.50%	1.42%
Portfolio turnover rate(j)	325%	198%	213%	250%	280%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)	The expense ratio includes interest expense on short sales of 0.01% for the year ended December 31, 2016.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST BlackRock/Loomis Sayles Bond Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$14.80	$13.55	$13.64	$13.07	$12.54
Income (Loss) From Investment Operations:
Net investment income (loss)	0.31	0.40	0.38	0.34	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.78	0.85	(0.47)	0.23	0.22
Total from investment operations	1.09	1.25	(0.09)	0.57	0.53
Capital Contributions	—	—(b)(c)(d)	—(c)(d)	—	—
Net Asset Value, end of Year	$15.89	$14.80	$13.55	$13.64	$13.07
Total Return(e)	7.36%	9.23%(f)	(0.66)%(f)	4.36%	4.23%

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$3,933	$3,883	$3,518	$3,789	$3,635
Average net assets (in millions)	$3,673	$3,840	$3,671	$3,754	$3,742
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement(h)	0.70%	0.73%	0.76%	0.80%	0.73%
Expenses before waivers and/or expense reimbursement(h)	0.74%	0.77%	0.80%	0.84%	0.77%
Net investment income (loss)	2.00%	2.78%	2.83%	2.52%	2.34%
Portfolio turnover rate(i)	456%	372%	319%	350%	349%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)	Includes interest expense on short sales and reverse repurchase agreements of 0.00%, 0.03%, 0.06%, 0.11% and 0.03% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.
(i)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST BlackRock Low Duration Bond Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$11.32	$10.82	$10.74	$10.56	$10.39
Income (Loss) From Investment Operations:
Net investment income (loss)	0.16	0.24	0.22	0.18	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.13	0.26	(0.14)	—	0.04
Total from investment operations	0.29	0.50	0.08	0.18	0.17
Capital Contributions	—	—(b)(c)	—(c)(d)	—	—
Net Asset Value, end of Year	$11.61	$11.32	$10.82	$10.74	$10.56
Total Return(e)	2.56%	4.62%(f)	0.74%(f)	1.70%	1.64%

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$550	$516	$635	$638	$644
Average net assets (in millions)	$508	$521	$659	$641	$736
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.74%	0.72%	0.74%(h)	0.72%	0.71%
Expenses before waivers and/or expense reimbursement	0.80%	0.78%	0.80%(h)	0.78%	0.77%
Net investment income (loss)	1.44%	2.16%	2.08%	1.70%	1.22%
Portfolio turnover rate(i)	145%	192%	201%	306%	355%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)	Includes interest expense on reverse repurchase agreements of 0.02% for the year ended December 31, 2018.
(i)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Bond Portfolio 2021
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$15.55	$14.80	$14.79	$14.56	$14.27
Income (Loss) From Investment Operations:
Net investment income (loss)	0.17	0.29	0.27	0.20	0.16
Net realized and unrealized gain (loss) on investment transactions	0.32	0.46	(0.26)	0.03	0.13
Total from investment operations	0.49	0.75	0.01	0.23	0.29
Capital Contributions	—	—	—(b)(c)	—	—
Net Asset Value, end of Year	$16.04	$15.55	$14.80	$14.79	$14.56
Total Return(d)	3.15%	5.07%	0.07%(e)	1.58%	2.03%

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$148	$59	$96	$112	$206
Average net assets (in millions)	$116	$76	$98	$150	$232
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.86%	0.93%	0.88%	0.84%	0.79%
Expenses before waivers and/or expense reimbursement	0.86%	0.94%	0.88%	0.84%	0.79%
Net investment income (loss)	1.06%	1.93%	1.83%	1.34%	1.08%
Portfolio turnover rate(g)(h)	76%	65%	72%	62%	137%

(a)	Calculated based on average shares outstanding during the year.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Bond Portfolio 2022
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$14.38	$13.58	$13.60	$13.39	$13.15
Income (Loss) From Investment Operations:
Net investment income (loss)	0.24	0.26	0.23	0.16	0.14
Net realized and unrealized gain (loss) on investment transactions	0.48	0.54	(0.25)	0.05	0.10
Total from investment operations	0.72	0.80	(0.02)	0.21	0.24
Capital Contributions	—	—	—(b)(c)	—	—
Net Asset Value, end of Year	$15.10	$14.38	$13.58	$13.60	$13.39
Total Return(d)	5.01%	5.89%	(0.15)%(e)	1.57%	1.83%

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$37	$47	$68	$88	$176
Average net assets (in millions)	$43	$56	$72	$120	$194
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.93%	0.93%	0.93%	0.88%	0.80%
Expenses before waivers and/or expense reimbursement	1.10%	1.01%	0.94%	0.88%	0.80%
Net investment income (loss)	1.61%	1.83%	1.71%	1.18%	0.98%
Portfolio turnover rate(g)(h)	39%	60%	57%	54%	186%

(a)	Calculated based on average shares outstanding during the year.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Bond Portfolio 2023
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$12.11	$11.37	$11.40	$11.21	$11.01
Income (Loss) From Investment Operations:
Net investment income (loss)	0.18	0.20	0.18	0.11	0.03
Net realized and unrealized gain (loss) on investment transactions	0.64	0.54	(0.21)	0.08	0.17
Total from investment operations	0.82	0.74	(0.03)	0.19	0.20
Capital Contributions	—	—	—(b)(c)	—	—
Net Asset Value, end of Year	$12.93	$12.11	$11.37	$11.40	$11.21
Total Return(d)	6.77%	6.51%	(0.26)%(e)	1.69%	1.82%

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$24	$29	$39	$35	$60
Average net assets (in millions)	$29	$34	$36	$44	$43
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.93%	0.93%	0.93%	0.93%	0.93%
Expenses before waivers and/or expense reimbursement	1.29%	1.21%	1.14%	1.07%	1.07%
Net investment income (loss)	1.42%	1.71%	1.60%	0.97%	0.27%
Portfolio turnover rate(g)(h)	49%	45%	45%	54%	153%

(a)	Calculated based on average shares outstanding during the year.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Bond Portfolio 2024
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$11.67	$10.81	$10.88	$10.70	$10.49
Income (Loss) From Investment Operations:
Net investment income (loss)	0.18	0.24	0.18	0.11	0.09
Net realized and unrealized gain (loss) on investment transactions	0.83	0.62	(0.25)	0.07	0.12
Total from investment operations	1.01	0.86	(0.07)	0.18	0.21
Capital Contributions	—	—	—(b)(c)	—	—(c)(d)
Net Asset Value, end of Year	$12.68	$11.67	$10.81	$10.88	$10.70
Total Return(e)	8.65%	7.96%	(0.64)%(f)	1.68%	2.00%(f)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$9	$23	$94	$79	$8
Average net assets (in millions)	$26	$52	$86	$31	$11
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.93%	0.95%	0.91%	0.93%	0.93%
Expenses before waivers and/or expense reimbursement	1.36%	1.09%	0.91%	1.18%	1.80%
Net investment income (loss)	1.46%	2.12%	1.72%	1.05%	0.80%
Portfolio turnover rate(h)(i)	186%	53%	89%	113%	119%

(a)	Calculated based on average shares outstanding during the year.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(i)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Bond Portfolio 2025
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$13.22	$12.16	$12.25	$12.03	$11.74
Income (Loss) From Investment Operations:
Net investment income (loss)	0.26	0.28	0.23	0.16	0.14
Net realized and unrealized gain (loss) on investment transactions	1.24	0.78	(0.32)	0.06	0.15
Total from investment operations	1.50	1.06	(0.09)	0.22	0.29
Capital Contributions	—	—	—(b)(c)	—	—
Net Asset Value, end of Year	$14.72	$13.22	$12.16	$12.25	$12.03
Total Return(d)	11.35%	8.72%	(0.73)%(e)	1.83%	2.47%

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$9	$35	$123	$13	$33
Average net assets (in millions)	$28	$68	$70	$19	$315
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.93%	0.95%	0.93%	0.93%	0.79%
Expenses before waivers and/or expense reimbursement	1.31%	1.02%	0.94%	1.64%	0.79%
Net investment income (loss)	1.82%	2.18%	1.94%	1.27%	1.08%
Portfolio turnover rate(g)(h)	273%	77%	95%	97%	131%

(a)	Calculated based on average shares outstanding during the year.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Bond Portfolio 2026
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$11.52	$10.47	$10.58	$10.33	$10.12
Income (Loss) From Investment Operations:
Net investment income (loss)	0.18	0.23	0.19	0.13	0.11
Net realized and unrealized gain (loss) on investment transactions	1.05	0.82	(0.30)	0.12	0.10
Total from investment operations	1.23	1.05	(0.11)	0.25	0.21
Net Asset Value, end of Year	$12.75	$11.52	$10.47	$10.58	$10.33
Total Return(b)	10.68%	10.03%	(1.04)%	2.42%	2.08%

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$52	$134	$195	$215	$341
Average net assets (in millions)	$92	$148	$220	$263	$170
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.92%	0.85%	0.81%	0.81%	0.81%
Expenses before waivers and/or expense reimbursement	0.92%	0.85%	0.81%	0.81%	0.81%
Net investment income (loss)	1.50%	2.03%	1.90%	1.28%	0.99%
Portfolio turnover rate(d)(e)	93%	65%	101%	67%	203%

(a)	Calculated based on average shares outstanding during the year.
(b)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Bond Portfolio 2027
	Year Ended December 31,				January 04, 2016(a) through December 31, 2016
	2020	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, beginning of Period	$11.29	$10.20	$10.32	$10.06	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.15	0.23	0.19	0.14	0.08
Net realized and unrealized gain (loss) on investment transactions	1.19	0.86	(0.31)	0.12	(0.02)
Total from investment operations	1.34	1.09	(0.12)	0.26	0.06
Capital Contributions	—	—	—(c)(d)	—	—
Net Asset Value, end of Period	$12.63	$11.29	$10.20	$10.32	$10.06
Total Return(e)	11.87%	10.69%	(1.16)%(f)	2.58%	0.60%

Ratios/Supplemental Data:
Net assets, end of Period (in millions)	$69	$101	$236	$257	$399
Average net assets (in millions)	$65	$149	$258	$311	$103
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.93%	0.87%	0.80%	0.80%	0.84%(h)
Expenses before waivers and/or expense reimbursement	0.99%	0.87%	0.80%	0.80%	0.84%(h)
Net investment income (loss)	1.26%	2.14%	1.90%	1.34%	0.77%(h)
Portfolio turnover rate(i)(j)	189%	66%	102%	65%	175%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)	Annualized.
(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Bond Portfolio 2028
	Year Ended December 31,			January 03, 2017(a) through December 31, 2017
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, beginning of Period	$11.17	$10.01	$10.22	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.17	0.21	0.18	0.12
Net realized and unrealized gain (loss) on investment transactions	1.47	0.91	(0.39)	0.10
Total from investment operations	1.64	1.12	(0.21)	0.22
Capital Contributions	—	0.04(c)	—(d)(e)	—
Net Asset Value, end of Period	$12.81	$11.17	$10.01	$10.22
Total Return(f)	14.68%	11.59%(g)	(2.05)%(h)	2.20%

Ratios/Supplemental Data:
Net assets, end of Period (in millions)	$3	$22	$76	$13
Average net assets (in millions)	$6	$37	$70	$7
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.93%	0.94%	0.93%	0.93%(j)
Expenses before waivers and/or expense reimbursement	3.23%	1.25%	0.96%	2.42%(j)
Net investment income (loss)	1.44%	1.99%	1.88%	1.23%(j)
Portfolio turnover rate(k)(l)	211%	179%	138%	140%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Amount rounds to zero.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 11.19%.
(h)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(i)	Does not include expenses of the underlying funds in which the Portfolio invests.
(j)	Annualized.
(k)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(l)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Bond Portfolio 2029
	Year Ended December 31,		January 02, 2018(a) through December 31, 2018
	2020	2019
Per Share Operating Performance(b):
Net Asset Value, beginning of Period	$11.05	$9.84	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.17	0.16	0.17
Net realized and unrealized gain (loss) on investment transactions	1.63	1.05	(0.33)
Total from investment operations	1.80	1.21	(0.16)
Net Asset Value, end of Period	$12.85	$11.05	$9.84
Total Return(c)	16.29%	12.30%	(1.60)%

Ratios/Supplemental Data:
Net assets, end of Period (in millions)	$3	$48	$16
Average net assets (in millions)	$10	$34	$7
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.93%	0.93%	0.93%(e)
Expenses before waivers and/or expense reimbursement	2.31%	1.18%	2.49%(e)
Net investment income (loss)	1.51%	1.45%	1.82%(e)
Portfolio turnover rate(f)(g)	199%	177%	171%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Bond Portfolio 2030
	Year Ended December 31, 2020	January 02, 2019(a) through December 31, 2019

Per Share Operating Performance(b):
Net Asset Value, beginning of Period	$11.44	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.12	0.15
Net realized and unrealized gain (loss) on investment transactions	1.54	1.29
Total from investment operations	1.66	1.44
Net Asset Value, end of Period	$13.10	$11.44
Total Return(c)	14.51%	14.40%

Ratios/Supplemental Data:
Net assets, end of Period (in millions)	$141	$34
Average net assets (in millions)	$213	$19
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.81%	0.93%(e)
Expenses before waivers and/or expense reimbursement	0.81%	1.44%(e)
Net investment income (loss)	0.95%	1.28%(e)
Portfolio turnover rate(f)(g)	253%	384%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Bond Portfolio 2031
January 02, 2020(a) through December 31, 2020

Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.03
Net realized and unrealized gain (loss) on investment transactions	1.29(c)
Total from investment operations	1.32
Net Asset Value, end of period	$11.32
Total Return(d)	13.20%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$146
Average net assets (in millions)	$70
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.92%(f)
Expenses before waivers and/or expense reimbursement	0.92%(f)
Net investment income (loss)	0.28%(f)
Portfolio turnover rate(g)	116%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)
The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Portfolio invests.
(f)	Annualized.
(g)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Capital Growth Asset Allocation Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$21.76	$17.80	$18.98	$16.10	$15.07
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	0.03	0.02	—(b)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.93	3.93	(1.20)	2.88	1.04
Total from investment operations	2.92	3.96	(1.18)	2.88	1.03
Capital Contributions	—	—(b)(c)	—	—	—
Net Asset Value, end of Year	$24.68	$21.76	$17.80	$18.98	$16.10
Total Return(d)	13.42%	22.25%(e)	(6.22)%	17.89%	6.83%

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$14,643	$14,290	$12,090	$14,539	$12,753
Average net assets (in millions)	$12,945	$13,724	$14,194	$13,771	$12,302
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.16%	0.16%	0.15%	0.15%	0.16%
Expenses before waivers and/or expense reimbursement	0.16%	0.16%	0.16%	0.16%	0.16%
Net investment income (loss)	(0.04)%	0.12%	0.09%	(0.03)%	(0.09)%
Portfolio turnover rate(g)	61%	26%	15%	17%	21%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST ClearBridge Dividend Growth Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$22.00	$16.79	$17.63	$14.89	$12.96
Income (Loss) From Investment Operations:
Net investment income (loss)	0.29	0.27	0.26	0.23	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.75(b)	4.94	(1.10)	2.51	1.72
Total from investment operations	1.04	5.21	(0.84)	2.74	1.93
Capital Contributions	—	—(c)(d)(e)	—(d)(e)	—	—(e)(f)
Net Asset Value, end of Year	$23.04	$22.00	$16.79	$17.63	$14.89
Total Return(g)	4.73%	31.03%(h)	(4.76)%(h)	18.40%	14.89%(h)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$1,715	$2,469	$1,337	$1,693	$1,492
Average net assets (in millions)	$1,972	$1,884	$1,564	$1,593	$1,307
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.91%	0.91%	0.89%	0.84%	0.82%
Expenses before waivers and/or expense reimbursement	0.92%	0.92%	0.93%	0.93%	0.93%
Net investment income (loss)	1.42%	1.33%	1.47%	1.40%	1.49%
Portfolio turnover rate(j)	69%	18%	9%	16%	13%

(a)	Calculated based on average shares outstanding during the year.
(b)
The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Amount rounds to zero.
(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(g)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(h)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(i)	Does not include expenses of the underlying funds in which the Portfolio invests.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Cohen & Steers Global Realty Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$14.94	$11.94	$12.53	$11.30	$11.20
Income (Loss) From Investment Operations:
Net investment income (loss)	0.24	0.21	0.24	0.24	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.68)	2.79	(0.84)	0.99	(0.10)
Total from investment operations	(0.44)	3.00	(0.60)	1.23	0.08
Capital Contributions	—	—(b)(c)(d)	0.01(c)	—	0.02(e)
Net Asset Value, end of Year	$14.50	$14.94	$11.94	$12.53	$11.30
Total Return(f)	(2.95)%	25.13%(g)	(4.71)%(h)	10.88%	0.89%(i)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$293	$357	$336	$430	$416
Average net assets (in millions)	$258	$351	$392	$411	$466
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	1.15%	1.11%	1.14%	1.14%	1.14%
Expenses before waivers and/or expense reimbursement	1.20%	1.16%	1.14%	1.14%	1.14%
Net investment income (loss)	1.78%	1.52%	1.98%	1.99%	1.61%
Portfolio turnover rate(k)	123%	140%	67%	68%	84%

(a)	Calculated based on average shares outstanding during the period.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (4.79)%.
(i)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 0.71%.
(j)	Does not include expenses of the underlying funds in which the Portfolio invests.
(k)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Cohen & Steers Realty Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$14.46	$11.02	$11.57	$10.89	$10.39
Income (Loss) From Investment Operations:
Net investment income (loss)	0.22	0.19	0.21	0.18	0.13
Net realized and unrealized gain (loss) on investment transactions	(0.63)	3.25	(0.76)	0.50	0.37
Total from investment operations	(0.41)	3.44	(0.55)	0.68	0.50
Capital Contributions	—	—(b)(c)	—	—	—(c)(d)
Net Asset Value, end of Year	$14.05	$14.46	$11.02	$11.57	$10.89
Total Return(e)	(2.84)%	31.22%(f)	(4.75)%	6.24%	4.81%(f)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$547	$616	$506	$656	$676
Average net assets (in millions)	$502	$600	$596	$654	$720
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.08%	1.05%	1.05%	1.04%	1.03%
Expenses before waivers and/or expense reimbursement	1.11%	1.10%	1.11%	1.10%	1.10%
Net investment income (loss)	1.64%	1.45%	1.89%	1.63%	1.19%
Portfolio turnover rate(h)	89%	79%	56%	79%	88%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Emerging Markets Equity Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$9.85	$8.69	$10.11	$8.00	$7.12
Income (Loss) From Investment Operations:
Net investment income (loss)	0.11	0.18	0.17	0.12	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.29	0.98	(1.61)	1.99	0.78
Total from investment operations	0.40	1.16	(1.44)	2.11	0.88
Capital Contributions	—	—(b)(c)(d)	0.02(c)	—	—(d)(e)
Net Asset Value, end of Year	$10.25	$9.85	$8.69	$10.11	$8.00
Total Return(f)	4.06%	13.35%(g)	(14.05)%(h)	26.38%	12.36%(g)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$781	$417	$337	$511	$412
Average net assets (in millions)	$465	$398	$449	$458	$401
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	1.33%	1.38%	1.41%	1.39%	1.48%
Expenses before waivers and/or expense reimbursement	1.43%	1.38%	1.41%	1.39%	1.48%
Net investment income (loss)	1.33%	1.92%	1.74%	1.30%	1.28%
Portfolio turnover rate(j)	134%	18%	9%	13%	34%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (14.25)%.
(i)	Does not include expenses of the underlying funds in which the Portfolio invests.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Fidelity Institutional AM® Quantitative Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$16.43	$13.70	$14.85	$12.75	$12.23
Income (Loss) From Investment Operations:
Net investment income (loss)	0.12	0.25	0.24	0.18	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.33	2.48	(1.39)	1.92	0.35
Total from investment operations	1.45	2.73	(1.15)	2.10	0.52
Capital Contributions	—	—(b)(c)(d)	—(c)(d)	—	—(d)(e)
Net Asset Value, end of Year	$17.88	$16.43	$13.70	$14.85	$12.75
Total Return(f)	8.76%	20.00%(g)	(7.74)%(g)	16.47%	4.25%(g)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$4,684	$4,810	$4,135	$5,304	$4,792
Average net assets (in millions)	$4,214	$4,649	$5,011	$5,095	$4,743
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.92%	0.92%	0.92%	0.94%	0.87%
Expenses before waivers and/or expense reimbursement	0.94%	0.94%	0.93%	0.94%	0.94%
Net investment income (loss)	0.76%	1.61%	1.60%	1.33%	1.34%
Portfolio turnover rate(i)(j)	206%	148%	126%	152%	174%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Goldman Sachs Small-Cap Value Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$25.03	$20.41	$23.75	$21.17	$17.03
Income (Loss) From Investment Operations:
Net investment income (loss)	0.12	0.17	0.10	0.11	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.49(b)	4.45	(3.44)	2.47	4.00
Total from investment operations	0.61	4.62	(3.34)	2.58	4.13
Capital Contributions	—	—(c)(d)	—(d)(e)	—	0.01(f)
Net Asset Value, end of Year	$25.64	$25.03	$20.41	$23.75	$21.17
Total Return(g)	2.44%	22.64%(h)	(14.06)%(h)	12.19%	24.31%(i)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$905	$956	$791	$1,025	$933
Average net assets (in millions)	$734	$911	$981	$965	$814
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	1.05%	1.03%	1.03%	1.03%	1.04%
Expenses before waivers and/or expense reimbursement	1.06%	1.04%	1.04%	1.04%	1.05%
Net investment income (loss)	0.60%	0.73%	0.43%	0.49%	0.71%
Portfolio turnover rate(k)	111%	58%	55%	56%	70%

(a)	Calculated based on average shares outstanding during the year.
(b)
The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)	Amount rounds to zero.
(e)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(g)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(h)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(i)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 24.25%.
(j)	Does not include expenses of the underlying funds in which the Portfolio invests.
(k)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Government Money Market Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Income (Loss) From Investment Operations:
Net investment income (loss) and realized gains (losses)	—(b)	0.02	0.01	—(b)	—(b)
Less Dividends and Distributions	—(b)	(0.02)	(0.01)	—(b)	—
Capital Contributions	—	—(b)(c)	—	—	—
Net Asset Value, end of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(d)	0.22%	1.69%(e)	1.30%	0.34%	—%(b)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$946	$721	$757	$866	$997
Average net assets (in millions)	$903	$727	$744	$933	$1,084
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.27%	0.58%	0.57%	0.57%	0.45%
Expenses before waivers and/or expense reimbursement	0.57%	0.58%	0.59%	0.59%	0.59%
Net investment income (loss)	0.18%	1.66%	1.28%	0.33%	—%(b)

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

AST High Yield Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$11.38	$9.87	$10.07	$9.37	$8.12
Income (Loss) From Investment Operations:
Net investment income (loss)	0.57	0.64	0.60	0.56	0.55
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.27)	0.87	(0.80)	0.14	0.70
Total from investment operations	0.30	1.51	(0.20)	0.70	1.25
Capital Contributions	—	—(b)(c)	—(c)(d)	—	—(c)(e)
Net Asset Value, end of Year	$11.68	$11.38	$9.87	$10.07	$9.37
Total Return(f)	2.64%	15.30%(g)	(1.99)%(g)	7.47%	15.39%(g)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$842	$654	$727	$958	$1,192
Average net assets (in millions)	$606	$672	$875	$1,217	$1,346
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.87%	0.88%	0.86%	0.85%	0.85%
Expenses before waivers and/or expense reimbursement	0.87%	0.88%	0.86%	0.85%	0.85%
Net investment income (loss)	5.17%	5.92%	5.92%	5.69%	6.30%
Portfolio turnover rate(i)(j)	72%	59%	44%	52%	47%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Hotchkis & Wiley Large-Cap Value Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$33.08	$25.54	$29.76	$24.96	$20.83
Income (Loss) From Investment Operations:
Net investment income (loss)	0.50	0.51	0.52	0.38	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.40)(b)	7.03	(4.78)	4.42	3.75
Total from investment operations	0.10	7.54	(4.26)	4.80	4.09
Capital Contributions	—	—(c)(d)(e)	0.04(d)	—	0.04(f)
Net Asset Value, end of Year	$33.18	$33.08	$25.54	$29.76	$24.96
Total Return(g)	0.27%	29.52%(h)	(14.18)%(i)	19.23%	19.83%(j)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$2,166	$1,531	$1,704	$1,884	$1,438
Average net assets (in millions)	$1,304	$1,599	$1,856	$1,679	$1,264
Ratios to average net assets(k):
Expenses after waivers and/or expense reimbursement	0.83%	0.82%	0.83%	0.83%	0.84%
Expenses before waivers and/or expense reimbursement	0.84%	0.83%	0.83%	0.83%	0.84%
Net investment income (loss)	1.82%	1.71%	1.73%	1.41%	1.57%
Portfolio turnover rate(l)	58%	16%	44%	33%	43%

(a)	Calculated based on average shares outstanding during the year.
(b)
The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Amount rounds to zero.
(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(g)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(h)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(i)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (14.31)%.
(j)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 19.64%.
(k)	Does not include expenses of the underlying funds in which the Portfolio invests.
(l)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST International Growth Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$20.53	$15.54	$17.93	$13.24	$13.76
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	0.11	0.13	0.11	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.44	4.88	(2.54)	4.58	(0.64)
Total from investment operations	6.43	4.99	(2.41)	4.69	(0.54)
Capital Contributions	—	—(b)(c)(d)	0.02(c)	—	0.02(e)
Net Asset Value, end of Year	$26.96	$20.53	$15.54	$17.93	$13.24
Total Return(f)	31.32%	32.11%(g)	(13.33)%(h)	35.42%	(3.78)%(i)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$2,185	$2,207	$1,776	$2,577	$1,959
Average net assets (in millions)	$1,944	$2,082	$2,412	$2,353	$2,047
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	1.09%	1.08%	1.08%	1.08%	1.09%
Expenses before waivers and/or expense reimbursement	1.11%	1.10%	1.09%	1.09%	1.10%
Net investment income (loss)	(0.03)%	0.61%	0.70%	0.67%	0.78%
Portfolio turnover rate(k)	57%	29%	38%	48%	61%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (13.44)%.
(i)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (3.93)%.
(j)	Does not include expenses of the underlying funds in which the Portfolio invests.
(k)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST International Value Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$21.46	$17.88	$21.32	$17.36	$17.26
Income (Loss) From Investment Operations:
Net investment income (loss)	0.27	0.51	0.49	0.42	0.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.40)	3.06	(3.95)	3.54	(0.32)
Total from investment operations	(0.13)	3.57	(3.46)	3.96	0.06
Capital Contributions	—	0.01(b)(c)	0.02(c)	—	0.04(d)
Net Asset Value, end of Year	$21.33	$21.46	$17.88	$21.32	$17.36
Total Return(e)	(0.61)%	20.02%(f)	(16.14)%(g)	22.81%	0.58%(h)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$1,908	$1,993	$1,582	$2,322	$1,908
Average net assets (in millions)	$1,588	$1,829	$2,080	$2,184	$1,901
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	1.10%	1.09%	1.10%	1.10%	1.10%
Expenses before waivers and/or expense reimbursement	1.11%	1.10%	1.10%	1.10%	1.10%
Net investment income (loss)	1.47%	2.58%	2.37%	2.18%	2.26%
Portfolio turnover rate(j)	54%	23%	26%	21%	28%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 19.96%.
(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (16.23)%.
(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 0.35%.
(i)	Does not include expenses of the underlying funds in which the Portfolio invests.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Investment Grade Bond Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$8.32	$7.48	$7.50	$7.19	$6.90
Income (Loss) From Investment Operations:
Net investment income (loss)	0.20	0.23	0.20	0.18	0.14
Net realized and unrealized gain (loss) on investment transactions	1.17	0.61	(0.22)	0.13	0.15
Total from investment operations	1.37	0.84	(0.02)	0.31	0.29
Capital Contributions	—	—	—	—	—(b)(c)
Net Asset Value, end of Year	$9.69	$8.32	$7.48	$7.50	$7.19
Total Return(d)	16.47%	11.23%	(0.27)%	4.31%	4.20%(e)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$2,107	$2,724	$11,090	$2,406	$5,110
Average net assets (in millions)	$7,096	$4,296	$3,733	$3,345	$6,515
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.69%	0.73%	0.70%	0.70%	0.70%
Expenses before waivers and/or expense reimbursement	0.75%	0.77%	0.74%	0.74%	0.74%
Net investment income (loss)	2.20%	2.89%	2.75%	2.41%	1.95%
Portfolio turnover rate(g)(h)	778%	130%	177%	96%	551%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(c)	Amount rounds to zero.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST J.P. Morgan Global Thematic Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$18.01	$15.08	$16.28	$13.92	$13.23
Income (Loss) From Investment Operations:
Net investment income (loss)	0.17	0.27	0.26	0.19	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.20	2.66	(1.46)	2.17	0.51
Total from investment operations	2.37	2.93	(1.20)	2.36	0.69
Capital Contributions	—	—(b)(c)(d)	—(c)(d)	—	—(d)(e)
Net Asset Value, end of Year	$20.38	$18.01	$15.08	$16.28	$13.92
Total Return(f)	13.16%	19.43%(g)	(7.37)%(g)	16.95%	5.22%(g)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$3,341	$3,285	$2,752	$3,458	$2,978
Average net assets (in millions)	$2,893	$3,146	$3,319	$3,231	$2,880
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.06%(i)	1.06%	1.05%	1.05%	1.06%
Expenses before waivers and/or expense reimbursement	1.06%(i)	1.06%	1.05%	1.05%	1.06%
Net investment income (loss)	0.94%	1.59%	1.59%	1.27%	1.38%
Portfolio turnover rate(j)	138%	104%	71%	58%	87%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)	The expense ratio includes interest and dividend expenses on securities sold short and broker fees and expenses on short sales of 0.01% for the year ended December 31, 2020.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST J.P. Morgan International Equity Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$32.34	$25.42	$30.80	$23.76	$23.31
Income (Loss) From Investment Operations:
Net investment income (loss)	0.26	0.50	0.58	0.43	0.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.97	6.40	(5.98)	6.61	(0.02)
Total from investment operations	4.23	6.90	(5.40)	7.04	0.40
Capital Contributions	—	0.02(b)(c)	0.02(c)	—	0.05(d)
Net Asset Value, end of Year	$36.57	$32.34	$25.42	$30.80	$23.76
Total Return(e)	13.08%	27.22%(f)	(17.47)%(g)	29.63%	1.93%(h)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$482	$448	$358	$481	$359
Average net assets (in millions)	$395	$422	$448	$430	$362
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	1.04%	1.01%	1.01%	1.01%	1.03%
Expenses before waivers and/or expense reimbursement	1.04%	1.01%	1.01%	1.01%	1.03%
Net investment income (loss)	0.84%	1.72%	1.96%	1.57%	1.81%
Portfolio turnover rate(j)	58%	25%	31%	18%	24%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 27.14%.
(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (17.53)%.
(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.72%.
(i)	Does not include expenses of the underlying funds in which the Portfolio invests.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST J.P. Morgan Tactical Preservation Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$20.80	$18.14	$19.12	$17.05	$16.42
Income (Loss) From Investment Operations:
Net investment income (loss)	0.23	0.36	0.33	0.27	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.13	2.30	(1.31)	1.80	0.39
Total from investment operations	2.36	2.66	(0.98)	2.07	0.63
Capital Contributions	—	—(b)(c)(d)	—(c)(d)	—	—(d)(e)
Net Asset Value, end of Year	$23.16	$20.80	$18.14	$19.12	$17.05
Total Return(f)	11.35%	14.61%(g)	(5.13)%(g)	12.14%	3.84%(g)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$2,286	$2,288	$2,018	$2,601	$2,514
Average net assets (in millions)	$2,061	$2,245	$2,427	$2,578	$2,568
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.12%(i)	1.12%(i)	1.11%(i)	1.11%	1.15%(i)
Expenses before waivers and/or expense reimbursement	1.13%(i)	1.13%(i)	1.12%(i)	1.12%	1.16%(i)
Net investment income (loss)	1.12%	1.84%	1.75%	1.49%	1.44%
Portfolio turnover rate(j)	150%	89%	84%	70%	90%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)
The expense ratio includes interest and dividend expenses on securities sold short and broker fees and expenses on short sales of 0.01%, 0.02%, 0.01% and 0.04% for the years ended December 31, 2020, 2019, 2018, and 2016, respectively.

(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Jennison Large-Cap Growth Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$40.50	$30.55	$31.05	$22.86	$23.20
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.24)	(0.08)	(0.06)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	22.14	10.03	(0.44)	8.22	(0.31)
Total from investment operations	21.90	9.95	(0.50)	8.19	(0.34)
Capital Contributions	—	—(b)(c)	—(c)(d)	—	—(c)(e)
Net Asset Value, end of Year	$62.40	$40.50	$30.55	$31.05	$22.86
Total Return(f)	54.04%	32.60%(g)	(1.61)%(g)	35.83%	(1.47)%(g)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$1,795	$1,255	$952	$1,152	$784
Average net assets (in millions)	$1,383	$1,147	$1,190	$789	$858
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.99%	0.99%	0.99%	0.99%	1.00%
Expenses before waivers and/or expense reimbursement	0.99%	0.99%	0.99%	0.99%	1.00%
Net investment income (loss)	(0.49)%	(0.22)%	(0.17)%	(0.12)%	(0.15)%
Portfolio turnover rate(i)	87%	44%	39%	61%	42%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Large-Cap Core Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$21.62	$17.27	$18.60	$15.32	$13.82
Income (Loss) From Investment Operations:
Net investment income (loss)	0.20	0.25	0.19	0.17	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.21	4.10	(1.52)	3.11	1.31
Total from investment operations	2.41	4.35	(1.33)	3.28	1.50
Capital Contributions	—	—(b)(c)	—(c)(d)	—	—(c)(e)
Net Asset Value, end of Year	$24.03	$21.62	$17.27	$18.60	$15.32
Total Return(f)	11.15%	25.19%(g)	(7.15)%(g)	21.41%	10.85%(g)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$3,610	$2,113	$2,110	$2,654	$2,947
Average net assets (in millions)	$2,675	$2,211	$2,535	$2,770	$2,863
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.81%	0.81%	0.81%	0.81%	0.80%
Expenses before waivers and/or expense reimbursement	0.82%	0.83%	0.82%	0.82%	0.82%
Net investment income (loss)	0.96%	1.26%	0.98%	1.05%	1.34%
Portfolio turnover rate(i)	127%	93%	82%	87%	90%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Loomis Sayles Large-Cap Growth Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$63.87	$48.53	$49.87	$37.50	$35.52
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.04)	0.18	0.16	0.18	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	20.23	15.16	(1.52)	12.19	1.71
Total from investment operations	20.19	15.34	(1.36)	12.37	1.93
Capital Contributions	—	—(b)(c)(d)	0.02(c)	—	0.05(e)
Net Asset Value, end of Year	$84.06	$63.87	$48.53	$49.87	$37.50
Total Return(f)	31.59%	31.63%(g)	(2.69)%(h)	32.99%	5.57%(i)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$2,781	$2,899	$2,318	$2,954	$2,293
Average net assets (in millions)	$2,654	$2,708	$2,849	$2,679	$2,364
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	0.91%	0.91%	0.91%	0.91%	0.92%
Expenses before waivers and/or expense reimbursement	0.97%	0.97%	0.97%	0.97%	0.98%
Net investment income (loss)	(0.06)%	0.32%	0.31%	0.41%	0.61%
Portfolio turnover rate(k)	33%	13%	8%	13%	13%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (2.73)%.
(i)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 5.43%.
(j)	Does not include expenses of the underlying funds in which the Portfolio invests.
(k)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST MFS Global Equity Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$24.12	$18.56	$20.52	$16.57	$15.47
Income (Loss) From Investment Operations:
Net investment income (loss)	0.12	0.22	0.18	0.15	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.30	5.34	(2.15)	3.80	0.95
Total from investment operations	3.42	5.56	(1.97)	3.95	1.08
Capital Contributions	—	—(b)(c)(d)	0.01(c)	—	0.02(e)
Net Asset Value, end of Year	$27.54	$24.12	$18.56	$20.52	$16.57
Total Return(f)	14.18%	29.96%(g)	(9.55)%(h)	23.84%	7.11%(i)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$749	$725	$586	$754	$615
Average net assets (in millions)	$642	$685	$707	$699	$607
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	1.12%	1.11%	1.11%	1.11%	1.13%
Expenses before waivers and/or expense reimbursement	1.13%	1.11%	1.11%	1.11%	1.13%
Net investment income (loss)	0.52%	1.03%	0.90%	0.81%	0.81%
Portfolio turnover rate(k)	32%	10%	10%	10%	28%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (9.60)%.
(i)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 6.98%.
(j)	Does not include expenses of the underlying funds in which the Portfolio invests.
(k)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST MFS Growth Allocation Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$17.42	$14.19	$15.47	$13.28	$12.73
Income (Loss) From Investment Operations:
Net investment income (loss)	0.14	0.24	0.22	0.17	0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.58	2.99	(1.50)	2.02	0.38
Total from investment operations	1.72	3.23	(1.28)	2.19	0.54
Capital Contributions	—	—(b)(c)(d)	—(c)(d)	—	0.01(e)
Net Asset Value, end of Year	$19.14	$17.42	$14.19	$15.47	$13.28
Total Return(f)	9.87%	22.76%(g)	(8.27)%(g)	16.49%	4.32%(h)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$1,166	$985	$697	$871	$748
Average net assets (in millions)	$950	$859	$854	$812	$717
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.97%	0.97%	0.96%	0.97%	0.99%
Expenses before waivers and/or expense reimbursement	0.98%	0.98%	0.97%	0.98%	1.00%
Net investment income (loss)	0.86%	1.52%	1.45%	1.19%	1.29%
Portfolio turnover rate(j)	96%	123%	54%	58%	97%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 4.24%.
(i)	Does not include expenses of the underlying funds in which the Portfolio invests.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST MFS Growth Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$33.37	$24.22	$23.71	$18.14	$17.80
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.15)	(0.08)	(0.06)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.32	9.23	0.56	5.59	0.36
Total from investment operations	10.17	9.15	0.50	5.57	0.33
Capital Contributions	—	—(b)(c)(d)	0.01(c)	—	0.01(e)
Net Asset Value, end of Year	$43.54	$33.37	$24.22	$23.71	$18.14
Total Return(f)	30.48%	37.78%(g)	2.15%(h)	30.71%	1.91%(i)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$1,759	$1,393	$1,057	$1,217	$1,070
Average net assets (in millions)	$1,472	$1,282	$1,266	$1,097	$1,132
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	0.96%	0.97%	0.97%	0.99%	0.99%
Expenses before waivers and/or expense reimbursement	0.98%	0.98%	0.98%	0.99%	0.99%
Net investment income (loss)	(0.40)%	(0.28)%	(0.24)%	(0.11)%	(0.16)%
Portfolio turnover rate(k)	60%	15%	17%	29%	29%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 2.11%.
(i)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.85%.
(j)	Does not include expenses of the underlying funds in which the Portfolio invests.
(k)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST MFS Large-Cap Value Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$23.36	$18.06	$20.10	$17.13	$15.10
Income (Loss) From Investment Operations:
Net investment income (loss)	0.30	0.31	0.29	0.24	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.61	4.99	(2.33)	2.73	1.79
Total from investment operations	0.91	5.30	(2.04)	2.97	2.03
Capital Contributions	—	—(b)(c)(d)	—(c)(d)	—	—(d)(e)
Net Asset Value, end of Year	$24.27	$23.36	$18.06	$20.10	$17.13
Total Return(f)	3.90%	29.35%(g)	(10.15)%(g)	17.34%	13.44%(g)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$2,133	$1,974	$1,360	$1,579	$1,160
Average net assets (in millions)	$1,805	$1,737	$1,537	$1,341	$970
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.92%	0.93%	0.93%	0.93%	0.95%
Expenses before waivers and/or expense reimbursement	0.92%	0.93%	0.93%	0.93%	0.95%
Net investment income (loss)	1.39%	1.46%	1.46%	1.29%	1.47%
Portfolio turnover rate(i)	46%	15%	9%	16%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Mid-Cap Growth Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$11.74	$9.02	$9.43	$7.42	$7.30
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.06)	(0.03)	(0.02)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.15	2.75	(0.39)	2.03	0.13
Total from investment operations	4.09	2.72	(0.41)	2.01	0.11
Capital Contributions	—	—(b)(c)	—(c)(d)	—	0.01(e)
Net Asset Value, end of Year	$15.83	$11.74	$9.02	$9.43	$7.42
Total Return(f)	34.84%	30.16%(g)	(4.35)%(g)	27.09%	1.64%(h)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$1,603	$1,417	$1,160	$1,437	$1,183
Average net assets (in millions)	$1,340	$1,378	$1,410	$1,338	$1,221
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	1.04%	1.00%	0.98%	0.98%	0.98%
Expenses before waivers and/or expense reimbursement	1.09%	1.08%	1.08%	1.08%	1.08%
Net investment income (loss)	(0.49)%	(0.30)%	(0.24)%	(0.25)%	(0.21)%
Portfolio turnover rate(j)	78%	125%	66%	57%	71%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.50%.
(i)	Does not include expenses of the underlying funds in which the Portfolio invests.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Mid-Cap Value Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$35.30	$29.16	$34.91	$30.68	$25.95
Income (Loss) From Investment Operations:
Net investment income (loss)	0.36	0.51	0.43	0.40	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.99)	5.63	(6.18)	3.83	4.36
Total from investment operations	(0.63)	6.14	(5.75)	4.23	4.70
Capital Contributions	—	—(b)(c)	—(c)(d)	—	0.03(e)
Net Asset Value, end of Year	$34.67	$35.30	$29.16	$34.91	$30.68
Total Return(f)	(1.78)%	21.01%(g)	(16.47)%(g)	13.79%	18.23%(h)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$798	$849	$715	$1,009	$919
Average net assets (in millions)	$667	$821	$922	$968	$816
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	1.01%	1.00%	0.99%	0.99%	1.00%
Expenses before waivers and/or expense reimbursement	1.01%	1.00%	0.99%	0.99%	1.00%
Net investment income (loss)	1.25%	1.54%	1.25%	1.23%	1.25%
Portfolio turnover rate(j)	49%	18%	20%	27%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 18.11%.
(i)	Does not include expenses of the underlying funds in which the Portfolio invests.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Preservation Asset Allocation Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$18.06	$15.74	$16.19	$14.70	$13.94
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	0.01	—(b)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.65	2.31	(0.45)	1.50	0.78
Total from investment operations	1.64	2.32	(0.45)	1.49	0.76
Capital Contributions	—	—(b)(c)	—(b)(d)	—	—
Net Asset Value, end of Year	$19.70	$18.06	$15.74	$16.19	$14.70
Total Return(e)	9.08%	14.74%(f)	(2.78)%(f)	10.14%	5.45%

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$6,487	$6,407	$5,833	$6,996	$6,602
Average net assets (in millions)	$6,109	$6,305	$6,573	$6,908	$6,711
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.16%	0.16%	0.16%	0.16%	0.16%
Expenses before waivers and/or expense reimbursement	0.16%	0.16%	0.16%	0.16%	0.16%
Net investment income (loss)	(0.08)%	0.05%	0.03%	(0.06)%	(0.11)%
Portfolio turnover rate(h)	41%	26%	14%	16%	17%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Prudential Core Bond Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$13.39	$12.20	$12.30	$11.64	$11.17
Income (Loss) From Investment Operations:
Net investment income (loss)	0.30	0.36	0.34	0.29	0.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.51	0.83	(0.44)	0.37	0.19
Total from investment operations	0.81	1.19	(0.10)	0.66	0.47
Capital Contributions	—	—(b)(c)	—	—	—(c)(d)
Net Asset Value, end of Year	$14.20	$13.39	$12.20	$12.30	$11.64
Total Return(e)	6.05%	9.75%(f)	(0.81)%	5.67%	4.21%(f)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$3,795	$4,298	$2,767	$3,008	$3,139
Average net assets (in millions)	$3,918	$3,557	$2,955	$2,950	$3,232
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.73%	0.73%	0.74%	0.74%	0.74%
Expenses before waivers and/or expense reimbursement	0.73%	0.73%	0.74%	0.74%	0.76%
Net investment income (loss)	2.22%	2.79%	2.80%	2.41%	2.37%
Portfolio turnover rate(h)(i)	102%	152%	176%	188%	172%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(i)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Prudential Growth Allocation Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$18.27	$15.33	$16.59	$14.29	$12.98
Income (Loss) From Investment Operations:
Net investment income (loss)	0.19	0.29	0.26	0.20	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.88	2.65	(1.53)	2.10	1.12
Total from investment operations	1.07	2.94	(1.27)	2.30	1.31
Capital Contributions	—	—(b)(c)(d)	0.01(c)	—	—(d)(e)
Net Asset Value, end of Year	$19.34	$18.27	$15.33	$16.59	$14.29
Total Return(f)	5.86%	19.18%(g)	(7.59)%(h)	16.10%	10.09%(g)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$17,632	$18,629	$15,626	$20,625	$11,314
Average net assets (in millions)	$15,684	$17,922	$19,406	$17,318	$10,643
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.88%	0.87%	0.87%	0.87%	0.90%
Expenses before waivers and/or expense reimbursement	0.88%	0.87%	0.87%	0.87%	0.91%
Net investment income (loss)	1.10%	1.71%	1.56%	1.32%	1.41%
Portfolio turnover rate(j)	154%	89%	111%	157%	143%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (7.65)%.
(i)	Does not include expenses of the underlying funds in which the Portfolio invests.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST QMA US Equity Alpha Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$34.90	$28.04	$30.55	$24.99	$21.76
Income (Loss) From Investment Operations:
Net investment income (loss)	0.25	0.23	0.18	0.13	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.06)	6.63	(2.69)	5.43	3.00
Total from investment operations	(1.81)	6.86	(2.51)	5.56	3.22
Capital Contributions	—	—(b)(c)	—(c)(d)	—	0.01(e)
Net Asset Value, end of Year	$33.09	$34.90	$28.04	$30.55	$24.99
Total Return(f)	(5.19)%	24.47%(g)	(8.22)%(g)	22.25%	14.84%(h)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$456	$619	$584	$738	$655
Average net assets (in millions)	$456	$632	$713	$681	$589
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	1.45%(j)	1.54%(j)	1.57%(j)	1.61%(j)	1.67%(j)
Expenses before waivers and/or expense reimbursement	1.45%(j)	1.54%(j)	1.57%(j)	1.61%(j)	1.67%(j)
Net investment income (loss)	0.80%	0.74%	0.59%	0.49%	0.97%
Portfolio turnover rate(k)	126%	105%	83%	89%	94%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 14.79%.
(i)	Does not include expenses of the underlying funds in which the Portfolio invests.
(j)
The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.33%, 0.43%, 0.47%, 0.51% and 0.56% for the years ended December 31, 2020,
2019, 2018, 2017 and 2016, respectively.

(k)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Quantitative Modeling Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$18.92	$15.61	$16.69	$14.13	$13.29
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)	(0.04)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	2.24	3.35	(1.04)	2.60	0.88
Total from investment operations	2.19	3.31	(1.08)	2.56	0.84
Net Asset Value, end of Year	$21.11	$18.92	$15.61	$16.69	$14.13
Total Return(b)	11.58%	21.20%	(6.47)%	18.12%	6.32%

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$1,394	$1,416	$1,228	$1,282	$1,026
Average net assets (in millions)	$1,320	$1,343	$1,318	$1,154	$946
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.26%	0.26%	0.26%	0.26%	0.26%
Expenses before waivers and/or expense reimbursement	0.26%	0.26%	0.26%	0.26%	0.27%
Net investment income (loss)	(0.26)%	(0.25)%	(0.25)%	(0.26)%	(0.26)%
Portfolio turnover rate(d)	154%	42%	96%	20%	64%

(a)	Calculated based on average shares outstanding during the year.
(b)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Small-Cap Growth Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$53.05	$40.78	$44.51	$35.92	$32.05
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.26)	(0.14)	(0.18)	(0.19)	(0.10)
Net realized and unrealized gain (loss) on investment	25.93	12.41	(3.55)	8.78	3.96
Total from investment operations	25.67	12.27	(3.73)	8.59	3.86
Capital Contributions	—	—(b)(c)	—	—	0.01(d)
Net Asset Value, end of Year	$78.72	$53.05	$40.78	$44.51	$35.92
Total Return(e)	48.39%	30.12%(f)	(8.38)%	23.91%	12.07%(g)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$1,012	$863	$680	$884	$756
Average net assets (in millions)	$793	$836	$904	$805	$697
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.00%	0.99%	0.99%	0.99%	1.00%
Expenses before waivers and/or expense reimbursement	1.00%	0.99%	0.99%	0.99%	1.01%
Net investment income (loss)	(0.45)%	(0.28)%	(0.38)%	(0.49)%	(0.31)%
Portfolio turnover rate(i)	97%	50%	56%	60%	91%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 12.04%.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Small-Cap Growth Opportunities Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$24.13	$17.68	$19.82	$15.53	$14.41
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.14)	(0.11)	(0.09)	(0.08)	(0.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.63	6.56	(2.05)	4.37	1.15
Total from investment operations	8.49	6.45	(2.14)	4.29	1.11
Capital Contributions	—	—(b)(c)(d)	—(c)(d)	—	0.01(e)
Net Asset Value, end of Year	$32.62	$24.13	$17.68	$19.82	$15.53
Total Return(f)	35.18%	36.48%(g)	(10.80)%(g)	27.62%	7.77%(h)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$822	$788	$616	$852	$722
Average net assets (in millions)	$684	$750	$857	$781	$690
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	1.06%	1.05%	1.05%	1.05%	1.06%
Expenses before waivers and/or expense reimbursement	1.06%	1.05%	1.05%	1.05%	1.06%
Net investment income (loss)	(0.56)%	(0.51)%	(0.43)%	(0.47)%	(0.27)%
Portfolio turnover rate(j)	96%	72%	65%	57%	71%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.70%.
(i)	Does not include expenses of the underlying funds in which the Portfolio invests.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Small-Cap Value Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$28.97	$23.75	$28.64	$26.68	$20.65
Income (Loss) From Investment Operations:
Net investment income (loss)	0.20	0.24	0.18	0.14	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.05(b)	4.98	(5.07)	1.82	5.88
Total from investment operations	0.25	5.22	(4.89)	1.96	5.99
Capital Contributions	—	—(c)(d)	—(d)(e)	—	0.04(f)
Net Asset Value, end of Year	$29.22	$28.97	$23.75	$28.64	$26.68
Total Return(g)	0.86%	21.98%(h)	(17.07)%(h)	7.35%	29.20%(i)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$772	$725	$589	$979	$1,066
Average net assets (in millions)	$544	$703	$884	$1,035	$930
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	1.03%	1.01%	1.00%	0.99%	1.00%
Expenses before waivers and/or expense reimbursement	1.03%	1.01%	1.00%	0.99%	1.00%
Net investment income (loss)	0.85%	0.90%	0.65%	0.53%	0.49%
Portfolio turnover rate(k)	99%	67%	51%	50%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)
The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)	Amount rounds to zero.
(e)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(g)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(h)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(i)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 29.01%.
(j)	Does not include expenses of the underlying funds in which the Portfolio invests.
(k)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST T. Rowe Price Asset Allocation Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$33.51	$27.73	$29.29	$25.38	$23.60
Income (Loss) From Investment Operations:
Net investment income (loss)	0.44	0.60	0.55	0.45	0.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.76	5.18	(2.11)	3.46	1.36
Total from investment operations	4.20	5.78	(1.56)	3.91	1.77
Capital Contributions	—	—(b)(c)(d)	—(c)(d)	—	0.01(e)
Net Asset Value, end of Year	$37.71	$33.51	$27.73	$29.29	$25.38
Total Return(f)	12.53%	20.84%(g)	(5.33)%(g)	15.41%	7.54%(h)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$15,098	$14,946	$12,971	$15,569	$14,208
Average net assets (in millions)	$13,597	$14,407	$14,949	$15,030	$13,732
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.88%	0.88%	0.87%	0.88%	0.87%
Expenses before waivers and/or expense reimbursement	0.89%	0.89%	0.88%	0.89%	0.89%
Net investment income (loss)	1.33%	1.94%	1.86%	1.64%	1.68%
Portfolio turnover rate(j)	169%	72%	61%	66%	95%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.50%.
(i)	Does not include expenses of the underlying funds in which the Portfolio invests.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST T. Rowe Price Growth Opportunities Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$15.84	$12.70	$13.75	$11.42	$10.83
Income (Loss) From Investment Operations:
Net investment income (loss)	0.08	0.18	0.17	0.11	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.09	2.96	(1.22)	2.22	0.49
Total from investment operations	2.17	3.14	(1.05)	2.33	0.59
Capital Contributions	—	—(b)(c)	—(b)(c)	—	—(c)(d)
Net Asset Value, end of Year	$18.01	$15.84	$12.70	$13.75	$11.42
Total Return(e)	13.70%	24.72%(f)	(7.64)%(f)	20.40%	5.45%(f)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$3,360	$2,950	$1,619	$1,400	$838
Average net assets (in millions)	$2,672	$2,460	$1,753	$1,088	$677
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.99%	0.99%	1.01%	1.02%	1.07%
Expenses before waivers and/or expense reimbursement	1.00%	1.00%	1.02%	1.03%	1.07%
Net investment income (loss)	0.54%	1.23%	1.23%	0.88%	0.94%
Portfolio turnover rate(h)	171%	69%	83%	56%	80%

(a)	Calculated based on average shares outstanding during the year.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST T. Rowe Price Large-Cap Growth Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$46.15	$35.99	$34.65	$25.13	$24.47
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.23)	(0.04)	0.04	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	18.60	10.20	1.30	9.54	0.65
Total from investment operations	18.37	10.16	1.34	9.52	0.64
Capital Contributions	—	—(b)(c)	—(c)(d)	—	0.02(e)
Net Asset Value, end of Year	$64.52	$46.15	$35.99	$34.65	$25.13
Total Return(f)	39.80%	28.23%(g)	3.87%(g)	37.88%	2.70%(h)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$3,593	$2,939	$2,373	$2,622	$1,664
Average net assets (in millions)	$2,993	$2,768	$2,763	$2,257	$1,688
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.90%	0.90%	0.90%	0.92%	0.95%
Expenses before waivers and/or expense reimbursement	0.94%	0.94%	0.94%	0.94%	0.96%
Net investment income (loss)	(0.44)%	(0.09)%	0.11%	(0.08)%	(0.06)%
Portfolio turnover rate(j)	42%	28%	33%	41%	42%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 2.62%.
(i)	Does not include expenses of the underlying funds in which the Portfolio invests.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST T. Rowe Price Large-Cap Value Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$17.23	$13.68	$15.14	$12.99	$12.24
Income (Loss) From Investment Operations:
Net investment income (loss)	0.31	0.33	0.26	0.23	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.04(b)	3.22	(1.72)	1.92	0.54
Total from investment operations	0.35	3.55	(1.46)	2.15	0.74
Capital Contributions	—	—(c)(d)(e)	—(d)(e)	—	0.01(f)
Net Asset Value, end of Year	$17.58	$17.23	$13.68	$15.14	$12.99
Total Return(g)	2.09%	25.97%(h)	(9.64)%(h)	16.55%	6.13%(i)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$2,860	$3,090	$1,302	$1,272	$861
Average net assets (in millions)	$2,504	$2,451	$1,282	$1,098	$535
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	0.79%	0.79%	0.88%	0.83%	0.81%
Expenses before waivers and/or expense reimbursement	0.82%	0.84%	0.93%	0.94%	0.96%
Net investment income (loss)	2.05%	2.08%	1.71%	1.65%	1.63%
Portfolio turnover rate(k)	78%	73%	44%	41%	167%

(a)	Calculated based on average shares outstanding during the year.
(b)
The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Amount rounds to zero.
(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(g)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(h)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(i)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 6.05%.
(j)	Does not include expenses of the underlying funds in which the Portfolio invests.
(k)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST T. Rowe Price Natural Resources Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$22.52	$19.27	$23.12	$20.96	$16.82
Income (Loss) From Investment Operations:
Net investment income (loss)	0.34	0.39	0.33	0.41	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.84)	2.86	(4.19)	1.75	3.90
Total from investment operations	(0.50)	3.25	(3.86)	2.16	4.11
Capital Contributions	—	—(b)(c)(d)	0.01(c)	—	0.03(e)
Net Asset Value, end of Year	$22.02	$22.52	$19.27	$23.12	$20.96
Total Return(f)	(2.22)%	16.87%(g)	(16.65)%(h)	10.31%	24.61%(i)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$401	$417	$325	$543	$529
Average net assets (in millions)	$327	$394	$481	$551	$465
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	1.05%	1.03%	1.02%	1.02%	1.03%
Expenses before waivers and/or expense reimbursement	1.07%	1.04%	1.03%	1.02%	1.03%
Net investment income (loss)	1.79%	1.84%	1.43%	1.94%	1.09%
Portfolio turnover rate(k)	102%	50%	49%	84%	93%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (16.19)%.
(i)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 24.43%.
(j)	Does not include expenses of the underlying funds in which the Portfolio invests.
(k)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Wellington Management Hedged Equity Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$17.42	$14.45	$15.21	$13.39	$12.57
Income (Loss) From Investment Operations:
Net investment income (loss)	0.11	0.16	0.14	0.11	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.04	2.81	(0.90)	1.71	0.73
Total from investment operations	1.15	2.97	(0.76)	1.82	0.82
Capital Contributions	—	—(b)(c)(d)	—(c)(d)	—	—(d)(e)
Net Asset Value, end of Year	$18.57	$17.42	$14.45	$15.21	$13.39
Total Return(f)	6.66%	20.55%(g)	(5.00)%(g)	13.59%	6.52%(g)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$2,026	$2,127	$1,779	$2,231	$2,091
Average net assets (in millions)	$1,862	$2,031	$2,101	$2,169	$2,042
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.03%	1.03%	1.03%	1.08%	1.09%
Expenses before waivers and/or expense reimbursement	1.08%	1.09%	1.08%	1.09%	1.09%
Net investment income (loss)	0.67%	0.98%	0.92%	0.80%	0.71%
Portfolio turnover rate(i)	89%	58%	48%	59%	65%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Western Asset Core Plus Bond Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$14.06	$12.52	$12.81	$12.05	$11.45
Income (Loss) From Investment Operations:
Net investment income (loss)	0.35	0.43	0.41	0.39	0.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.79	1.11	(0.70)	0.37	0.22
Total from investment operations	1.14	1.54	(0.29)	0.76	0.60
Capital Contributions	—	—(b)(c)(d)	—(c)(d)	—	—(d)(e)
Net Asset Value, end of Year	$15.20	$14.06	$12.52	$12.81	$12.05
Total Return(f)	8.11%	12.30%(g)	(2.26)%(g)	6.31%	5.24%(g)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$4,312	$3,747	$3,770	$3,071	$3,054
Average net assets (in millions)	$3,729	$3,960	$3,308	$2,986	$3,117
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.77%	0.75%	0.75%	0.74%	0.66%
Expenses before waivers and/or expense reimbursement	0.77%	0.77%	0.77%	0.78%	0.78%
Net investment income (loss)	2.40%	3.25%	3.33%	3.13%	3.15%
Portfolio turnover rate(i)(j)	234%	235%	251%	214%	155%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Western Asset Emerging Markets Debt Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$12.22	$10.64	$11.40	$10.43	$9.43
Income (Loss) From Investment Operations:
Net investment income (loss)	0.46	0.58	0.47	0.55	0.51
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.45	1.00	(1.23)	0.42	0.49
Total from investment operations	0.91	1.58	(0.76)	0.97	1.00
Net Asset Value, end of Year	$13.13	$12.22	$10.64	$11.40	$10.43
Total Return(b)	7.45%	14.85%	(6.67)%	9.30%	10.60%

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$221	$72	$50	$98	$163
Average net assets (in millions)	$109	$105	$76	$96	$161
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.07%	1.03%	1.11%	1.05%	0.99%
Expenses before waivers and/or expense reimbursement	1.09%	1.10%	1.16%	1.10%	1.04%
Net investment income (loss)	3.66%	5.06%	4.30%	4.94%	4.94%
Portfolio turnover rate(d)(e)	76%	186%	35%	42%	42%

(a)	Calculated based on average shares outstanding during the year.
(b)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

GLOSSARY: PORTFOLIO INDEXES
Bloomberg Barclays 1-3 Year US Government/Credit Index. The Bloomberg Barclays 1-3 Year US Government/Credit Index includes all medium and larger issues of US government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Bloomberg Barclays 5-10 Year US Government/Credit Index. The Bloomberg Barclays 5-10 Year US Government/Credit Index includes all medium and larger issues of US government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Bloomberg Barclays Fixed Maturity Zero Coupon Swaps Index. The Bloomberg Barclays Fixed Maturity Zero Coupon Swaps Index reflects the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. The index is expected to mature on or about the end of the year identified as the specific index for given portfolio. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Bloomberg Barclays Global Aggregate US Dollar Hedged Index. The Bloomberg Barclays Global Aggregate US Dollar Hedged Index provides a broad-based measure of global investment-grade fixed-income markets hedged back to the US Dollar. The Bloomberg Barclays Global Aggregate US Dollar Hedged Index contains three major components: the US Aggregate Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index. In addition to securities from these three benchmarks (94.4% of the overall Global Aggregate market value), the Bloomberg Barclays Global Aggregate US Dollar Hedged Index includes Global Treasury, Eurodollar, Euro-Yen, Canadian, and Investment-Grade 144A index-eligible securities not already in the three regional aggregate indices. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Bloomberg Barclays US Aggregate Index. The Bloomberg Barclays US Aggregate Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and ten years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Bloomberg Barclays US Government/Credit Index. The Bloomberg Barclays US Government/Credit Index is the non-securitized component of the Bloomberg Barclays US Aggregate Index. The Bloomberg Barclays US Government/Credit Index includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and Corporates. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Bloomberg Barclays US High Yield 2% Issuer Capped Index. The Bloomberg Barclays US High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.

Bloomberg Barclays US TIPS Index. The Bloomberg Barclays US TIPS Index includes all publicly issued, US Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Bloomberg Commodity Index Total Return. The Bloomberg Commodity Index Total Return is made up of 22 exchange-traded futures on physical commodities. It currently represents the total return of 20 commodities, which are weighted to account for economic significance and market liquidity. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
FTSE 3-Month US Treasury Bill Index. FTSE 3-Month US Treasury Bill Index is derived from secondary market Treasury bill rates published by the Federal Reserve Bank. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
FTSE World Government Bond Index. The FTSE World Government Bond Index is an unhedged and unmanaged market capitalization-weighted index consisting of the government bond markets of 21 countries, which are selected based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
FTSE NAREIT All Equity REITs Index. The FTSE NAREIT All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
FTSE EPRA/NAREIT Developed Real Estate Net Index. The FTSE EPRA/NAREIT Developed Real Estate Net Index reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
ICE BofAML 1-3 Year Treasury Index. The ICE BofAML 1-3 Year Treasury Index is a sub-index of the Bank of America Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
ICE BofAML Three-Month US Treasury Bill Index. The ICE BofAML Three-Month US Treasury Bill Index is an unmanaged market index of US Treasury securities maturing in 90 days that assumes reinvestment of all income. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
ICE BofAML US High Yield Master II Index. The ICE BofAML US High Yield Master II Index is an unmanaged index that tracks the performance of below-investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
J.P. Morgan Emerging Markets Bond Index (EMBI) Global. The J.P. Morgan EMBI Global tracks total returns for traded external debt instruments in the emerging markets. The J.P. Morgan EMBI Global includes US dollar-denominated Brady Bonds, loans and Eurobonds with an outstanding face value of at least $500 million. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.

Lipper Global Natural Resources Funds Index. The Lipper Global Natural Resources Funds Index is an unmanaged index of the 10 largest global natural resources funds. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Lipper US Government Money Market Funds Average. The Lipper US Government Money Market Funds Average is an arithmetic average of the total return of the 30 largest mutual funds in the Lipper US Government Money Market Funds category. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
MSCI All Country World Index (ACWI) (GD). The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The GD (gross dividends) version of the MSCI ACWI does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
MSCI Europe, Australasia and the Far East (EAFE) Index (GD). The MSCI Europe, Australasia and the Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia and the Far East. The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
MSCI Emerging Markets Index (GD). The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The GD (gross dividends) version of the MSCI Emerging Markets Index does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
MSCI World Index (GD). The MSCI World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the US, Europe, Australasia and the Far East hedged back to the US Dollar. The GD (gross dividends) version of the MSCI World Index does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell 1000 Index. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell 1000 Growth Index. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell 2000 Index. The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.

Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell 2000 Value Index. The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell Midcap Index. The Russell Midcap Index is a market capitalization weighted index representing the smallest 800 companies in the Russell 1000 Index. The average Russell Midcap Index member has a market cap of $8 billion to $10 billion, with a median value of $4 billion to $5 billion. The index is reconstituted annually so that stocks that have outgrown the index can be removed and new entries can be added. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell Midcap Growth Index. The Russell Midcap Growth Index is a market value-weighted index that tracks those Russell Midcap companies with high price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell Midcap Value Index. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
S&P 500 Index. The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
S&P MidCap 400 Index. The S&P MidCap 400 Index is an unmanaged index of 400 stocks chosen based on market capitalization, liquidity and industry representation. The index contains firms that are situated in size between the S&P 500 Index and the S&P SmallCap 600 Index. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Wilshire US REIT Total Return Index. The Wilshire US REIT Total Return Index seeks to provide a broad representation of the US real estate securities markets. In order to be included in the Index, a company must be an equity owner and operator of commercial or residential real estate and must generate at least 75% of its revenue from such assets. It also must meet minimum requirements for market capitalization and liquidity. Certain types of securities, such as mortgage REITs, are excluded, as are companies with more than 25% of their assets in direct mortgage investments. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.

AST Academic Strategies Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (20%), MSCI EAFE Index (GD) (20%), Bloomberg Barclays US Aggregate Index (28%), Bloomberg Commodity Index Total Return (8%), ICE of BofAML Three-Month US Treasury Bill Index (15%) and Wilshire US REIT Total Return Index (9%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Advanced Strategies Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (40%), MSCI EAFE Index (GD) (20%), Bloomberg Barclays Global Aggregate US Dollar Hedged Index (30%) and the Custom Extended Markets Index (10%). The Custom Extended Markets Index is comprised of equal weightings of the Bloomberg Barclays US TIPS Index, Bloomberg Commodity Index Total Return, and Wilshire US REIT Total Return Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST AllianzGI World Trends Portfolio Blended Index. The Blended Index consists of the MSCI ACWI (GD) (42.5%), Bloomberg Barclays US Aggregate Index (40%) and S&P 500 Index (17.5%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Balanced Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (48%), Bloomberg Barclays US Aggregate Index (40%) and MSCI EAFE Index (GD) (12%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST BlackRock Global Strategies Blended Index. Prior to February 22, 2021, the Blended Index consisted of the MSCI All Country World Index (ACWI) (GD) (40%), Bloomberg Barclays US Aggregate Index (30%), Bloomberg Barclays US High Yield 2% Issuer Capped Index (15%), Wilshire US REIT Total Return Index (10%) and the Bloomberg Commodity Total Return Index (5%). For periods from February 22, 2021, and thereafter, the Blended Index consists of the MSCI All Country World Index (ACWI) (GD) (45%), Bloomberg Barclays US Aggregate Index (30%), Bloomberg Barclays US Treasury 7-10 Years Index (15%), and the MSCI US REIT Index (10%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Capital Growth Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (60%), MSCI EAFE Index (GD) (15%) and Bloomberg Barclays US Aggregate Index (25%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Fidelity Institutional AM ® Quantitative Portfolio Blended Index. The Blended Index consists of the S&P 500 Index (27%), Russell 2000 Index (5.5%), MSCI EAFE Index (GD) (32.5%), and Bloomberg Barclays US Aggregate Index (35%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST J.P. Morgan Global Thematic Portfolio Blended Index. Prior to April 26, 2021, the Blended Index consisted of the MSCI World Index (GD) (65%) and the Bloomberg Barclays US Aggregate Index (35%). For periods from April 26, 2021, and thereafter, the Blended Index consists of the MSCI All Country World Index (65%) and the Bloomberg Barclays US Aggregate Index (35%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST J.P. Morgan Tactical Preservation Blended Index. Prior to February 22, 2021, the Blended Index consisted of the Russell 3000 Index (27%), Bloomberg Barclays US Aggregate Bond Index (50%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (13%) and FTSE 3-Month US Treasury Bill Index (10%). For periods from February 22,

2021, and thereafter, the Blended Index consists of the Barclays US Aggregate Bond Index (60%) and the MSCI World Index (40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST MFS Growth Allocation Portfolio Blended Index. The Blended Index consists of the S&P 500 Index (54%), the MSCI EAFE Index (GD) (21%), the FTSE EPRA/NAREIT Developed Real Estate Net Index (5%) and the Bloomberg Barclays US Aggregate Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Preservation Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Bloomberg Barclays US Aggregate Index (65%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Prudential Growth Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (55%), Bloomberg Barclays US Aggregate Index (30%) and MSCI EAFE Index (GD) (15%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Quantitative Modeling Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (60%), MSCI EAFE Index (GD) (15%), and Bloomberg Barclays US Aggregate Index (25%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST T. Rowe Price Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (45%), MSCI EAFE Index (GD) (15%) and Bloomberg Barclays US Aggregate Index (40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST T. Rowe Price Growth Opportunities Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (60%), MSCI EAFE Index (GD) (25%) and Bloomberg Barclays US Aggregate Index (15%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Wellington Management Hedged Equity Portfolio Current Blended Index. The Blended Index consists of the Russell 3000 Index (50%), MSCI EAFE Index (GD) (20%) and ICE BoAML Three-Month Treasury Bill Index (30%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

INVESTOR INFORMATION SERVICES:
Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at 655 Broad Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in the SAI, which is incorporated by reference into this Prospectus. Additional information about the Portfolio’s investments is available in the Portfolio's annual and semi-annual report to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The SAI and additional copies of the annual and semi-annual report are available without charge by calling the above number. The SAI and the annual and semi-annual report are also available without charge on the Trust’s website at www.prudential.com/variableinsuranceportfolios.
Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Trust at the above address. The Trust will begin sending individual copies to you within thirty days of revocation.
The information in the Trust's filings with the Securities and Exchange Commission (including the SAI) is available from the SEC. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102. Finally, information about the Trust is available on the EDGAR database on the SEC's internet site at www.sec.gov.
Investment Company File Act No. 811-05186
ASTFUNDPROS

ADVANCED SERIES TRUST
PROSPECTUS • April 26, 2021
The Advanced Series Trust (the Trust) is an investment vehicle for life insurance companies (the Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies (each, a Contract and together, the Contracts). Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each Contract involves fees and expenses not described in this prospectus (the Prospectus). Please read the prospectus of your Contract for information regarding the Contract, including its fees and expenses. The portfolios offered in this Prospectus are set forth on this cover (each, a Portfolio and together, the Portfolios).
These securities have not been approved or disapproved by the Securities and Exchange Commission (the Commission or the SEC) or the Commodity Futures Trading Commission (the CFTC) nor has the Commission or the CFTC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
AST American Funds Growth Allocation Portfolio
AST BlackRock 60/40 Target Allocation ETF Portfolio
AST BlackRock 80/20 Target Allocation ETF Portfolio
AST Dimensional Global Core Allocation Portfolio
AST Franklin 85/15 Diversified Allocation Portfolio
AST Global Bond Portfolio
AST Prudential Flexible Multi-Strategy Portfolio
AST QMA International Core Equity Portfolio
AST T. Rowe Price Diversified Real Growth Portfolio

1	SUMMARY: AST AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO
8	SUMMARY: AST BLACKROCK 60/40 TARGET ALLOCATION ETF PORTFOLIO
15	SUMMARY: AST BLACKROCK 80/20 TARGET ALLOCATION ETF PORTFOLIO
22	SUMMARY: AST DIMENSIONAL GLOBAL CORE ALLOCATION PORTFOLIO
30	SUMMARY: AST FRANKLIN 85/ 15 DIVERSIFIED ALLOCATION PORTFOLIO
36	SUMMARY: AST GLOBAL BOND PORTFOLIO
42	SUMMARY: AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO
50	SUMMARY: AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO
55	SUMMARY: AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO
61	ABOUT THE TRUST
62	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
79	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
86	PRINCIPAL RISKS
101	HOW THE TRUST IS MANAGED
116	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
121	OTHER INFORMATION
122	FINANCIAL HIGHLIGHTS
131	GLOSSARY: PORTFOLIO INDEXES

SUMMARY: AST AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to achieve long-term growth of capitaland secondarily to generate income.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.02%
+ Acquired Fund Fees and Expenses	0.31%
= Total Annual Portfolio Operating Expenses	1.25%
-Fee Waiver and/or Expense Reimbursement	(0.33)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.92%
(1) The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser)(exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.92% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 years	10 years
AST American Funds Growth Allocation	$94	$364	$655	$1,482
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 68% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio is a “fund of funds.” This means that the Portfolio invests substantially all of its assets in one or more mutual funds in accordance with the Portfolio’s asset allocation strategy, subject to a portion of the Portfolio invested in the liquidity strategy described below. The mutual funds in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios” and the risks discussed in this Prospectus may
1

also be applicable to the Underlying Portfolios. In pursuing its investment objective, the Portfolio will invest in a mix of Underlying Portfolios managed by an affiliate of the subadviser in different combinations and weightings. Underlying Portfolios will be managed solely in accordance with their respective prospectuses, as may be amended from time to time.
Under normal circumstances, the Underlying Portfolios of the Portfolio in the aggregate will invest approximately 70% of their assets in equity and equity-related securities, and approximately 30% of their assets in fixed income and fixed income-related securities including the liquidity strategy described below. This mix may vary over short time periods; the portion invested in equity and equity-related securities may range between 60-80% and the portion invested in fixed income and fixed income-related securities may range between 20-40%.
With respect to its equity investments, the Portfolio will seek to generate some of its income from investments in Underlying Portfolios that invest in common stock of companies that have the potential to pay dividends in the future. The Portfolio may invest in Underlying Portfolios with exposure to issuers domiciled outside the United States, including those domiciled in emerging markets. The Portfolio may also invest in Underlying Portfolios with exposure to small-capitalization stocks.
With respect to its fixed income investments, the Underlying Portfolios in which the Portfolio invests may hold debt securities with a wide range of quality and maturities. The Portfolio may invest in Underlying Portfolios with significant exposure to lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the subadviser, or unrated but determined by the subadviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “high yield bonds” or “junk bonds.” Such securities may include securities backed by mortgages or other assets and would be subject to the limitations of the Underlying Portfolios.
The Underlying Portfolios may hold securities issued and guaranteed by the US government and securities issued by federal agencies and instrumentalities. The Underlying Portfolios may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.
The asset allocation strategy will be determined by the subadviser. The subadviser will seek to create combinations of Underlying Portfolios that complement each other with a goal of achieving the Portfolio’s investment objective of providing long-term growth of capital while providing current income. The subadviser may make adjustments to Underlying Portfolio holdings by adjusting the percentage of individual Underlying Portfolios within the Portfolio, or by adding or removing Underlying Portfolios. The subadviser may also determine not to change the Underlying Portfolio allocations, particularly in response to short term market movements.
The Portfolio allocates approximately 15% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio's overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal
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Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to
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honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign
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exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Portfolio may have no income at all from such investments.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Small Sized Company Risk. Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
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US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the S&P 500 Index (50%), MSCI All Country World Index (ACWI) (GD) (20%) and Bloomberg Barclays US Aggregate Index (30%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
16.78%	2nd Quarter 2020	-12.24%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Portfolio	22.00%	14.16%	04/30/18
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	16.25%*	-
Blended Index (reflects no deduction for fees, expenses or taxes)	16.31%	12.45%*	-
*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
PGIM Investments LLC	Capital International, Inc.	Wesley K.-S. Phoa	Portfolio Manager	April 2018
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
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FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST BLACKROCK 60/40 TARGET ALLOCATION ETF PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.52%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.09%
+ Acquired Fund Fees and Expenses	0.16%
= Total Annual Portfolio Operating Expenses	1.02%
-Fee Waiver and/or Expense Reimbursement	(0.27)
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.75%
(1) The Manager has contractually agreed to waive a portion of its investment management fee equal to the acquired fund fees and expenses due to investments in underlying exchange-traded funds managed by the subadviser or an affiliate of the subadviser. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) plus acquired fund fees and expenses (excluding dividends on securities sold short and brokers fees and expenses on short sales) do not exceed 0.75% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST BlackRock 60/40 Target Allocation ETF	$77	$298	$537	$1,223
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 112% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio is a “fund of funds.” Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in one or more underlying exchange-traded funds (ETFs). In pursuing its investment objective, the Portfolio normally obtains exposure to equity securities (and certain other instruments described below) in an amount equal to 60% of its assets and exposure to fixed income securities in an amount equal to 40% of its assets. Under normal circumstances, the Portfolio invests primarily in ETFs managed by the subadviser or an affiliate of the subadviser in different combinations and weightings. The risks discussed in this prospectus may also be applicable to the ETFs in which the Portfolio invests.
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In general, the Portfolio invests in three different kinds of underlying funds: those that invest primarily in equity securities or certain other instruments described below (referred to as “equity funds”), those that invest primarily in fixed income securities (referred to as “fixed income funds”), and those that invest in a mix of securities and other instruments in which equity funds and fixed income funds invest (referred to as “multi-asset funds”). Equity funds may include funds that invest in, among other things, domestic and international equities (including emerging market equities), real estate-related securities or instruments and commodity-related securities or instruments. Fixed income funds may include funds that invest in, among other things, domestic and non-US bonds, US Government securities, mortgage-backed securities, high yield (or junk) bonds, and cash or money market instruments. Multi-asset funds may include funds that invest in any of the securities or instruments in which equity funds or fixed income funds may invest. Investments by the underlying funds may include investment grade and non-investment grade securities backed by mortgages or other assets and would be subject to the limitations of the underlying funds.
Variations in the target asset allocation between equity and fixed income securities, through investments in underlying funds, are permitted up to 5%. Therefore, based on a target equity/fixed income allocation of 60%/40%, the Portfolio may have an equity/fixed income allocation that ranges from 65%/35% to 55%/45%.
The subadviser may also invest the Portfolio’s assets in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a
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larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements, factors affecting a particular industry or commodity, and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
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Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
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Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Small Sized Company Risk. Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
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US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the MSCI All Country World Index (ACWI) (42%), MSCI USA Index (18%) and Bloomberg Barclays US Universal Index (40%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
12.49%	2nd Quarter 2020	-10.73%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Portfolio	15.76%	17.53%	01/02/19
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	24.76%*	-
Blended Index (reflects no deduction for fees, expenses or taxes)	14.57%	17.63%*	-
*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
PGIM Investments LLC	BlackRock Financial Management, Inc.	Michael Gates	Managing Director	January 2019
		Greg Savage, CFA	Managing Director	January 2019
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
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FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST BLACKROCK 80/20 TARGET ALLOCATION ETF PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.52%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.07%
+ Acquired Fund Fees and Expenses	0.17%
= Total Annual Portfolio Operating Expenses	1.01%
-Fee Waiver and/or Expense Reimbursement	(0.26)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.75%
(1) The Manager has contractually agreed to waive a portion of its investment management fee equal to the acquired fund fees and expenses due to investments in underlying exchange-traded funds managed by the subadviser or an affiliate of the subadviser. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) plus acquired fund fees and expenses (excluding dividends on securities sold short and brokers fees and expenses on short sales) do not exceed 0.75% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST BlackRock 80/20 Target Allocation ETF	$77	$296	$533	$1,213
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 133% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio is a “fund of funds.” Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in one or more underlying exchange-traded funds (ETFs). In pursuing its investment objective, the Portfolio normally obtains exposure to equity securities (and certain other instruments described below) in an amount equal to 80% of its assets and exposure to fixed income securities in an amount equal to 20% of its assets. Under normal circumstances, the Portfolio invests primarily in ETFs managed by the subadviser or an affiliate of the subadviser in different combinations and weightings. The risks discussed in this prospectus may be applicable to the ETFs in which the Portfolio invests.
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In general, the Portfolio invests in three different kinds of underlying funds: those that invest primarily in equity securities or certain other instruments described below (referred to as “equity funds”), those that invest primarily in fixed income securities (referred to as “fixed income funds”), and those that invest in a mix of securities and other instruments in which equity funds and fixed income funds invest (referred to as “multi-asset funds”). Equity funds may include funds that invest in, among other things, domestic and international equities (including emerging market equities), real estate-related securities or instruments and commodity-related securities or instruments. Fixed income funds may include funds that invest in, among other things, domestic and non-US bonds, US Government securities, mortgage-backed securities, high yield (or junk) bonds, and cash or money market instruments. Multi-asset funds may include funds that invest in any of the securities or instruments in which equity funds or fixed income funds may invest. Investments by the underlying funds may include investment grade and non-investment grade securities backed by mortgages or other assets and would be subject to the limitations of the underlying funds.
Variations in the target asset allocation between equity and fixed income securities, through investments in underlying funds, are permitted up to 5%. Therefore, based on a target equity/fixed income allocation of 80%/20%, the Portfolio may have an equity/fixed income allocation that ranges from 85%/15% to 75%/25%.
The subadviser may also invest the Portfolio’s assets in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a
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larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements, factors affecting a particular industry or commodity, and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
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Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
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Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Small Sized Company Risk. Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
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US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the MSCI All Country World Index (ACWI) (56%), MSCI US Index (24%) and Bloomberg Barclays U.S. Universal Bond Index (20%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
15.55%	2nd Quarter 2020	-14.16%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Portfolio	18.37%	20.97%	01/02/19
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	24.76%*	-
Blended Index (reflects no deduction for fees, expenses or taxes)	16.49%	20.51%*	-
*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
PGIM Investments LLC	BlackRock Financial Management, Inc.	Michael Gates	Managing Director	January 2019
		Greg Savage, CFA	Managing Director	January 2019
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
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FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST DIMENSIONAL GLOBAL CORE ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to achieve long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	1.74%
+ Acquired Fund Fees and Expenses	0.23%
= Total Annual Portfolio Operating Expenses	2.90%
-Fee Waiver and/or Expense Reimbursement	(2.04)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.86%
(1)The Manager has contractually agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser until June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.86% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Dimensional Global Core Allocation	$88	$705	$1,347	$3,077
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 40% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio is a “fund of funds.” This means that the Portfolio invests substantially all of its assets in one or more mutual funds in accordance with the Portfolio’s asset allocation strategy, with a portion of the Portfolio also invested pursuant to the liquidity strategy described below. The mutual funds in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios” and the risks discussed in the prospectus may also be applicable to the Underlying Portfolios. In pursuing its investment objective, the Portfolio will invest in a mix of Underlying Portfolios managed by the subadviser and/or an affiliate of the subadviser in different
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combinations and weightings. Under normal circumstances, the Portfolio, either directly or indirectly through its investments in the Underlying Portfolios, intends to invest primarily in US and non-US securities that are tied economically to a number of countries throughout the world. Underlying Portfolios will be managed solely in accordance with their respective prospectuses, as may be amended from time to time.
Under normal circumstances, the Underlying Portfolios of the Portfolio in the aggregate will invest approximately 85% of their assets in equity and equity-related securities, and approximately 15% of their assets in fixed income and fixed income-related securities including the liquidity strategy described below. This mix may vary depending on market conditions; the portion invested in equity and equity-related securities may range between 80-90% and the portion invested in fixed income and fixed income-related securities may range between 10-20%.
Although the Portfolio does not seek to generate income, with respect to its equity and equity-related investments, the Portfolio will generate income from investments in Underlying Portfolios that invest in common stock of companies that have the potential to pay dividends in the future. The Portfolio may invest in Underlying Portfolios with exposure to issuers domiciled outside the United States, including those domiciled in emerging markets. The Portfolio may also invest in Underlying Portfolios with exposure to small-capitalization stocks.
With respect to its fixed income and fixed income-related investments, the Underlying Portfolios in which the Portfolio invests may hold debt securities with a wide range of quality and maturities. The Portfolio may invest in Underlying Portfolios with significant exposure to lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations, or unrated but determined by the subadviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “high yield bonds” or “junk bonds.”
The Underlying Portfolios may hold securities issued and guaranteed by the US government and securities issued by federal agencies and instrumentalities. Such securities may include securities backed by mortgages or other assets and would be subject to the limitations of the Underlying Portfolios. The Underlying Portfolios may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.
The asset allocation strategy will be determined by the subadviser. The subadviser will seek to create combinations of Underlying Portfolios with a goal of achieving the Portfolio’s investment objective of providing long-term capital appreciation. The subadviser may make adjustments to Underlying Portfolio holdings by adjusting the percentage of individual Underlying Portfolios within the Portfolio, or by adding or removing Underlying Portfolios. The subadviser may also determine not to change the Underlying Portfolio allocations, particularly in response to short term market movements.
The Portfolio may allocate up to 10% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio's overall investment process.
The Portfolio is non-diversified, which means it can invest a greater percentage of its assets in the securities of fewer issuers.
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Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
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Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
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High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Liquidity Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers, or where the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Non-Diversification Risk. The Portfolio is a non-diversified portfolio, and therefore, it can invest in fewer individual companies than a diversified portfolio. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Portfolio may be subject to a greater risk of loss than a fund that has a diversified portfolio.
Quantitative Model Risk.The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective.
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Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Small Sized Company Risk. Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 TR (60%), MSCI ACWI Ex USA NR (25%) and Bloomberg Barclays Global Agg (Hedged USD) (15%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
18.80%	2nd Quarter 2020	-21.12%	1st Quarter 2020

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Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Portfolio	14.73%	16.24%	11/18/19
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	20.12%*	-
Blended Index (reflects no deduction for fees, expenses or taxes)	16.38%	17.99%*	-
*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Dimensional Fund Advisors LP	Jed S. Fogdall	Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and Senior Portfolio Manager	November 2019
		Allen Pu, CFA, PhD	Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President and Senior Portfolio Manager	November 2019
		Mary T. Phillips, CFA	Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President and Senior Portfolio Manager	November 2019
		David A. Plecha, CFA	Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager	November 2019
		Joseph Kolerich	Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager	November 2019
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
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FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek high risk-adjusted returns compared to its blended index.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.73%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.09%
+ Acquired Fund Fees and Expenses	0.12%
= Total Annual Portfolio Operating Expenses	1.19%
- Fee Waiver and/or Expense Reimbursement	(0.12)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.07%
(1) The Manager has contractually agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser. The Manager has also contractually agreed to waive 0.018% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee (after management fee waiver) plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying Portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.070% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Franklin 85/15 Diversified Allocation (formerly, AST Legg Mason Diversified Growth)	$109	$366	$643	$1,433
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 114% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio seeks to meet its investment goals by allocating its assets among a number of different investment strategies implemented by multiple affiliated subadvisers.
The Portfolio allocates, under normal circumstances, approximately 85% of its net assets to equity strategies and 15% of its net assets to fixed income strategies. This mix may vary over shorter time periods under normal circumstances; the equity portion may range between 80-90% of the Portfolio’s total assets and the fixed income portion between
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10-20% of the Portfolio’s total assets. The Portfolio’s equity investments include “common stock” investments in larger, more established companies as well as in small and medium-sized companies in both developed and emerging economies. Up to 40% of the equity portion of the Portfolio may be allocated to investment strategies that are invested primarily in foreign (non-US dollar denominated) equity securities. The fixed income portion of the Portfolio may be allocated among investment grade securities; high yield or “junk” bonds; foreign (non-US dollar denominated) high quality debt securities and emerging market debt securities; and cash reserves. Cash reserves may consist of investments denominated in US-dollar and non US-dollar currencies. The Portfolio's subadvisers seek exposure to the relevant asset classes by investing the Portfolio’s assets in varying combinations of: (i) securities, including, without limitation, common stocks, preferred stocks, bonds and depositary receipts; (ii) other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies and exchange-traded funds (ETFs); and (iii) certain structured notes and financial and derivative instruments, including swap agreements. Derivative instruments of the Portfolio and underlying funds and ETFs may include futures, foreign currency contracts, options, and swaps, such as total return swaps, credit default swaps and interest rate swaps.
The Portfolio allocates approximately 15-25% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, mortgage TBAs (mortgage TBAs are “to-be-announced” mortgage derivatives), swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
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Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging
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markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
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Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 Index (52%), Bloomberg Barclays US Aggregate Index (15%) and MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (33%). PGIM Investments LLC determined the weight of each index comprising the blended index.
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Best Quarter:		Worst Quarter:
14.59%	2nd Quarter 2020	-21.80%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Portfolio	6.07%	8.00%	6.27%	11/24/14
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	12.55%*	-
Blended Index (reflects no deduction for fees, expenses or taxes)	15.09%	11.48%	9.20%*	-
*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC	QS Investors LLC	Thomas Picciochi, CAIA	Co-Head of Asset Allocation Portfolio Management	November 2014
		Lisa Wang, CFA	Portfolio Manager	August 2019
	Franklin Advisers, Inc.			April 2021
	Brandywine Global Investment Management, LLC			November 2014
	ClearBridge Investments, LLC			November 2014
	Western Asset Management Company, LLC/ Western Asset Management Company Limited			November 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST GLOBAL BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.62%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.03%
= Total Annual Portfolio Operating Expenses	0.90%
- Fee Waiver and/or Expense Reimbursement	(0.04)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*(1)	0.86%
* Differences in the Total Annual Portfolio Operating Expenses shown in the table above and in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations implemented during the most recent fiscal year.
(1)The Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Global Bond (formerly, AST Wellington Management Global Bond)	$88	$283	$495	$1,104
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 174% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities.
The Portfolio invests, under normal circumstances, in fixed income securities of companies located in at least three countries. The Portfolio seeks to generate excess returns relative to the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index. The investment universe includes fixed income securities denominated in various currencies and issued by government, government-related, corporate, and securitized issuers from around the world.
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The Portfolio invests in debt securities of issuers domiciled around the world. Under normal market conditions, the Portfolio will invest its assets in securities of issuers located in the United States and at least three other countries (based on country of domicile and inclusive of non-currency derivatives). The Portfolio may buy and sell bonds issued by government, agency, and supranational issuers; mortgage, commercial mortgage, and asset-backed securities; corporate and real estate investment trust (REIT) debt; credit-linked, index-linked, and capital securities (securities that combine the features of bonds and preferred stock); loan participation securities that qualify as an eligible investment by the Portfolio (including, but not limited to, trade finance loan participations) and, in addition, bank loan assignments that qualify as money market instruments; as well as other debt securities issued by public or private issuers, both fixed and floating-rate, including forward contracts on such securities.
Currency exposure may be taken on an opportunistic basis. Currency exposure, including cross-currency positions which are not related to the Portfolio’s bond and cash equivalent positions, may be assumed.
Investments represent a broad credit spectrum, including issues rated below investment-grade. There is no minimum credit rating for individual securities or currencies. The Portfolio is diversified by country, and issuer. The Portfolio makes use of derivatives to implement active positions as well as hedge exposure. Derivative instruments may include, but are not limited, to futures (on asset classes or indices including volatility indices), forwards, options, swaps (currency swaps, interest rate swaps, total rate of return swaps, and credit default swaps), to-be-announced securities (TBAs), structured notes and spot transactions for both active management and hedging purposes. The high liquidity of derivative instruments assists the portfolio management team in quickly and efficiently managing portfolio exposure in the context of continually changing market environments.
The Portfolio is allocated among three subadvisers: AllianceBernstein L.P, Goldman Sachs Asset Management L.P., and Wellington Management Company LLP. The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or
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substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose
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of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
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Best Quarter:		Worst Quarter:
3.18%	2nd Quarter 2019	-2.62%	4th Quarter 2016

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Year	Since Inception	Inception Date
Portfolio	4.50%	3.99%	3.89%	07/13/15
Index
Bloomberg Barclays Global Aggregate US Dollar Hedged Index (reflects no deduction for fees, expenses or taxes)	5.58%	4.48%	4.34%*	-
*Since Inception returns for the Index are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	November 2020
		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	November 2020
		Todd L. Kerin	Vice President, Portfolio Manager	November 2020
		Saleem Z. Banatwala, CFA	Director, Portfolio Manager	November 2020
	AllianceBernstein L.P.	Scott DiMaggio, CFA	Director and Portfolio Manager	November 2020
		Matthew Sheridan, CFA	Portfolio Manager	November 2020
		John Taylor	Co-Head—European Fixed Income; Director—Global Multi-Sector	November 2020
	Goldman Sachs Asset Management, L.P./Goldman Sachs Asset Management International*	Simon Dangoor	Managing Director	November 2020
		Hugh Briscoe	Managing Director	November 2020
	Wellington Management Company LLP	Mark Sullivan, CFA, CMT	Senior Managing Director and Portfolio Manager	July 2015
		Edward Meyi, FRM	Managing Director and Portfolio Manager	July 2015
* Personnel of Goldman Sachs Asset Management International, an affiliate of Goldman Sachs Asset Management, L.P. (GSAM), may perform certain delegated responsibilities for GSAM, may act on behalf of GSAM, or may perform functions that otherwise support the sub-advisory services provided to the Portfolio.
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TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to provide capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.29%
+ Acquired Fund Fees and Expenses	0.43%
= Total Annual Portfolio Operating Expenses	1.75%
- Fee Waiver and/or Expense Reimbursement	(0.54)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*(1)	1.21%
*Differences in the Total Annual Portfolio Operating Expenses shown in the table above and in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations implemented during the most recent fiscal year.
(1) The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying Portfolios of the Trust) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.15% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Prudential Flexible Multi-Strategy	$123	$498	$898	$2,018
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 115% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio seeks its investment objective by investing in a combination of global equity and equity-related securities, real assets, debt obligations, absolute return strategies and money market instruments. The Portfolio gains exposure to these categories and investment strategies by utilizing, in varying combinations and percentages, the following tools: (i) investment in other pooled investment vehicles, including other portfolios of the Trust and exchange-traded funds (ETFs) (collectively referred to as Underlying Portfolios);
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(ii) investments in securities including, but not limited to equity and equity-related securities, debt and money market instruments; and (iii) investment in certain financial and derivative instruments. The Portfolio may invest a substantial portion of its assets in Underlying Portfolios, particularly other portfolios of the Trust.
The Portfolio is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector. The Portfolio may have none, some, or all of its assets invested in each asset class and/or strategy, as listed below, in relative proportions that change over time based upon market and economic conditions.
Strategy	Description
Equities
US Equity 130-30
This strategy utilizes a long/short investment approach. The strategy shorts a portion of the Portfolio and uses the proceeds of the shorts, or other borrowings, to purchase additional stocks long. The strategy normally invests (take long positions) at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of US issuers. The strategy targets approximately 100% net market exposure, similar to a “long-only” strategy, to US equities.

Market Participation Strategy
This strategy is designed to provide upside equity participation, while seeking to reduce downside risk over the course of a full market cycle. The strategy does not invest directly in equity securities but gains equity exposure through investments in options and futures.

Europe, Australia, Far East (EAFE) All Cap Strategy
This strategy invests in equity and equity-related securities of international equity companies across all market capitalizations. The Portfolio’s subadviser employs a quantitatively driven, bottom up investment process.

Emerging Markets
This strategy involves investments in equity and equity-related securities of emerging market companies.
Emerging market companies are those relating to issuers: (i) located in emerging market countries or (ii) included
(or scheduled for inclusion by the index provider) as emerging market issuers in one or more broad-based market indices.

Fixed Income
Core Bonds
This strategy invests in intermediate and long-term debt obligations and high quality money market instruments debt obligations including, without limitation, US Government securities, mortgage-related securities (including commercial mortgage-backed securities), asset-backed securities, bank loans by assignment as well as through loan participations, corporate bonds, and municipal bonds.

High Yield Bonds
This strategy seeks to outperform the BofA Merrill Lynch High Yield Master II Constrained Bond® Index by investing in domestic high-yield corporate bonds and, to a lesser extent, in bank loans and preferred and convertible securities. The Portfolio’s subadviser emphasizes sector valuation and individual security selection in constructing this segment of the Portfolio, and focus on the less efficient, middle-tier section of the high-yield market while selectively investing in lower rated issuers. The high-yield bond segment of the Portfolio is designed to be well diversified across sectors, capital structure, and issuers.

Global Aggregate Plus
This strategy seeks total return through a diversified portfolio participating in a wide array of global fixed income sectors, interest rates, currencies and derivatives, using the Bloomberg Barclays Global Aggregate Index as a benchmark.

Real Assets
Global Real Estate
This strategy invests in in equity-related securities of real estate companies including companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas.

Infrastructure
This is a multi-cap, core strategy with an absolute return focus. This strategy focuses on investments in infrastructure companies and infrastructure-related companies located throughout the world. Infrastructure companies are involved in providing the foundation of basic services, facilities and institutions upon which the growth and development of a community depends.

Global Natural Resources
This strategy seeks to invest in global natural resources companies. Natural resource companies are US and foreign (non-US based) companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources.

Master Limited Partnerships (MLPs)
This strategy seeks to invest in MLP investments. MLP investments may include, but are not limited to: MLPs structured as LPs or LLCs; MLPs that are taxed as “C” corporations; I-Units issued by MLP affiliates; parent companies of MLPs; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial ownership interests in MLP common units; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and ETPs, that provide exposure to MLP investments, or have economic characteristics similar to MLP investments.

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Strategy	Description
Treasury Inflation Protected Securities (TIPS)
The TIPS strategy seeks to achieve excess return through security selection by employing a conservative, quantitatively-driven strategy that obtains exposure to the TIPS asset class through bonds or derivative instruments, with minimal risk, versus the Bloomberg Barclays US Treasury Inflation Protected Index.

Alternatives
Market Neutral
The Market Neutral strategy uses an objective, quantitative approach designed to exploit persistent mispricings among stocks and other related securities. The objective of this investment strategy is to provide consistent performance that is uncorrelated with the performance of the stock market. The portfolio holdings for this investment strategy consist primarily of a broad universe of stocks.

Global Absolute Return
Unconstrained by a benchmark, the strategy seeks positive returns over the long term, regardless of market conditions, by participating in a wide range of global fixed income sectors, interest rates, currencies and derivatives.

Overlay
Overlay Tactical Sleeve Strategy
A liquidity strategy, which is employed through an overlay sleeve, utilized to allow for the efficient management of
Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations.

Each asset class and/or strategy may be either actively managed or fulfilled with Underlying Portfolios based on current asset size of the Portfolio.
The Portfolio may buy or sell swaps, options or futures on a security, a commodity, or an index of securities or commodities, or enter into forward foreign currency transactions.
In managing the Portfolio’s assets, portfolio managers use a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, portfolio managers develop views on economic, policy and market trends. In their bottom-up research, portfolio managers develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. Portfolio managers may also consider investment factors such as expected total return, yield, spread and potential for price appreciation, as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return, rather than the yield of such security.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
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Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging
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markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
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Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Master Limited Partnership (MLP) Risk. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the MLP general partner’s right to require unitholders to sell their common units at an undesirable time or price.
Quantitative Model Risk. The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
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The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the MSCI All Country World Index (ACWI) (GD) (60%) and Bloomberg Barclays US Aggregate Index (40%). PGIM Investments LLC determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
13.22%	2nd Quarter 2020	-15.33%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Portfolio	8.75%	7.97%	6.82%	04/28/14
Index
MSCI ACWI (GD) (reflects no deduction for fees, expenses or taxes)	16.82%	12.86%	9.59%*	-
Blended Index (reflects no deduction for fees, expenses or taxes)	13.83%	9.73%	7.54%*	-
*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC	QMA LLC	Edward L. Campbell, CFA	Portfolio Manager, Managing Director	April 2014
		Devang Gambhirwala	Portfolio Manager, Principal	April 2014
		Joel M. Kallman, CFA	Portfolio Manager, Vice President	April 2014
		Edward F. Keon, Jr.	Managing Director, Chief Investment Strategist	April 2014
		Lorne Johnson, PhD	Managing Director, Portfolio Manager	May 2020
	Jennison Associates LLC	Jay Saunders	Managing Director	April 2014
		Neil P. Brown, CFA	Managing Director	April 2014
		Ubong “Bobby” Edemeka	Managing Director	April 2014
		Shaun Hong, CFA	Managing Director	April 2014
	PGIM Fixed Income*	Michael J. Collins, CFA	Managing Director and Senior Portfolio Manager	April 2014
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Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
		Robert Tipp, CFA	Managing Director, Chief Investment Strategist, and Head of Global Bonds	April 2014
		Craig Dewling	Deputy Chief Investment Officer and Head of Multi-Sector, Liquidity and Strategy	April 2014
		Gary Wu, CFA	Principal and Portfolio Manager	January 2016
		Mick Meyler	Principal	April 2021
		Scott Donnelly, CFA	Vice President	April 2021
*PGIM Limited, an indirect wholly-owned subsidiary of PGIM, Inc., serves as a sub-subadviser to the Portfolio.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Acquired Management Fees	0.72%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.04%
= Total Annual Portfolio Operating Expenses	1.01%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST QMA International Core Equity	$103	$322	$558	$1,236
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 112% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities, including but not limited to common stock, preferred stock, securities convertible into or exchangeable for stock, rights, warrants, depository receipts for those securities, exchange-traded funds, futures and swaps of or relating to issuers that are: (i) located, organized or headquartered in developed market countries outside of the US or (ii) included (or scheduled for inclusion by the index provider) as developed market issuers in one or more broad-based market indices.
The subadviser employs an equity investment strategy using a quantitatively driven, bottom-up investment process based on fundamental insights. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their characteristics. The subadviser constructs a portfolio that seeks to maximize the Portfolio's investment in the most attractive stocks identified by the model subject to risk constraints.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal
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Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
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Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Quantitative Model Risk. The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
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Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Value Style Risk. Value style investing attempts to identify companies that are believed to be undervalued. Value stocks typically have prices that are low relative to factors such as the company’s earnings, cash flow or dividends. Since the Portfolio may invest significantly in value stocks or use a value investment style, there is the risk that value stocks or the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or at all or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
16.41%	2nd Quarter 2020	-23.69%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Portfolio	6.58%	5.71%	5.07%	01/05/15
Index
MSCI Europe, Australasia and the Far East (EAFE) Index (ND) (reflects no deduction for fees, expenses or taxes)	7.82%	7.45%	6.03%*	-
*Since Inception returns for the Index are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	QMA LLC	Wen Jin, PhD, CFA	Managing Director, Portfolio Manager	January 2015
		Vlad Shutoy	Principal, Portfolio Manager	October 2015
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Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
		Stacie Mintz, CFA	Managing Director, Co-Head of the Quantitative Equity team & Portfolio Manager	December 2020
		Ken D’Souza, CFA	Vice President & Portfolio Manager	December 2020
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation and secondarily, income.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.73%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.37%
+ Acquired Fund Fees and Expenses	0.06%
= Total Annual Portfolio Operating Expenses	1.41%
- Fee Waiver and/or Expense Reimbursement	(0.36)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.05%
(1) The Manager has contractually agreed to waive 0.0128% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee (after management fee waiver) plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying Portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.050% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST T. Rowe Price Diversified Real Growth	$107	$411	$737	$1,660
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 90% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio invests primarily in a diversified portfolio of equity and fixed income securities. In pursuing its investment objective, the Portfolio invests, under normal circumstances, approximately 75% of its total assets in equity securities and 25% in fixed income securities. This mix may vary over shorter time periods; under normal circumstances, the equity portion may range between 60-90% and the fixed income portion may range between 10-40%. The Portfolio invests primarily in common stock of larger, more established companies, which are defined as companies with a market capitalization above $3 billion. The Portfolio may also invest in securities of smaller-sized companies. Larger, more established companies are defined as companies with a market
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capitalization above $3 billion, whereas small and medium-sized companies are defined as having a maximum market capitalization of $3 billion. Up to 40% of the total Portfolio may be invested in non-US dollar denominated equity securities. Up to 20% of the total Portfolio may be allocated to a real assets equity segment. The real assets equity segment invests in stocks of companies that derive a significant portion of their income from real assets. Real assets are characterized by the fact that they are tangible, such as commodities. 50-100% of the fixed income portion of the Portfolio is allocated among investment grade securities. The Portfolio may also invest up to 50% of the fixed income portion in a combination of high yield or “junk” bonds, non-US dollar denominated bonds and/or emerging market debt securities. A portion of the fixed income holdings may also include TIPS, or Treasury Inflation-Protected Securities, TBAs (“to be announced”) and various investment companies in accordance with regulatory limits. The Portfolio may invest up to 10% of the total portfolio in cash reserves. Cash reserves may consist of US-dollar and non US-dollar denominated securities and money market vehicles. The Portfolio’s maximum combined exposure to non-US dollar denominated equity and fixed income securities is 50% of the Portfolio’s net assets. The Portfolio may also invest in derivative instruments for both investment and hedging purposes.
The Portfolio’s use of options often involves writing (i.e., selling) index call options on a US large-cap stock index in an effort to enhance risk-adjusted returns, although the portfolio may buy or sell options for other purposes. This index option overlay strategy is generally designed to provide less overall risk than a pure equity portfolio.
As part of the Portfolio’s index option overlay strategy, the Portfolio writes short-term S&P 500 Index call options in an effort to lower direct equity exposure and enhance risk adjusted returns, and the Portfolio may manage this equity exposure through the use of equity index futures.
In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
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Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.
The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
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Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Custody Risk. If a Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each, a Subcustodian). Some foreign Subcustodians may be recently organized or new to the foreign custody business. In some countries, Subcustodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Portfolio’s ability to recover its assets if a Subcustodian enters bankruptcy or if other disputes or proceedings arise related to a Portfolio’s assets. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
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Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Real Asset Risk. Investments in real asset industries and commodities may subject the Portfolio to greater volatility than investments in traditional securities. The Portfolio’s investments in real asset industries and commodities may lose value as a result of adverse changes in, among other things, exploration and production spending, tax laws and government regulations, natural forces, global economic cycles, and international politics.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 Index (52%), Bloomberg Barclays US Government/Credit Index (25%), and MSCI All Country World ex-US Index (GD) (23%). PGIM Investments LLC determined the weight of each index comprising the custom blended index.
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Best Quarter:		Worst Quarter:
17.25%	2nd Quarter 2020	-18.01%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Portfolio	15.48%	10.77%	8.56%	04/28/14
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.16%*	-
Blended Index (reflects no deduction for fees, expenses or taxes)	16.25%	11.67%	9.26%*	-
*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC	T. Rowe Price Associates, Inc.; T. Rowe Price International, Ltd; T. Rowe Price Japan, Inc.; T. Rowe Price Hong Kong, Limited and T. Rowe Price Singapore Private Ltd.	Charles M. Shriver, CFA	Vice President and Portfolio Manager	April 2014
		Toby M. Thompson, CFA, CAIA	Vice President and Portfolio Manager	April 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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ABOUT THE TRUST
About the TRUST and its Portfolios
This Prospectus provides information about the Trust and its separate portfolios. The Portfolios of the Trust which are discussed in this Prospectus are identified on the front cover and in the table of contents. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 (the 1940 Act), unless herein noted otherwise.
PGIM Investments LLC (PGIM Investments), a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), serves as the sole investment manager of the Portfolios covered by this Prospectus.
Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom.
When used in this Prospectus, the “Manager” refers PGIM Investments with respect to all other Portfolios covered by this Prospectus. The Manager has retained one or more subadvisers (each, a Subadviser), to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure.
More information about the Manager, each Subadviser and the multi-manager structure is included in “How the Trust is Managed” later in this Prospectus.
The Trust offers one class of shares in each Portfolio. As of the date of this prospectus, shares of the Portfolios of the Trust are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), Kemper Investors Life Insurance Company, Allstate Life Insurance Company and Allstate Life Insurance Company of New York as investment options under variable life insurance and variable annuity contracts. Shares of each of the Portfolios may be sold directly to certain qualified retirement plans.
Additional information about each Portfolio is set forth in the following sections, and is also provided in the Statement of Additional Information (SAI).
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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Introduction
In addition to each Portfolio's summary section, each Portfolio's investment objective and policies are described in more detail on the following pages. Certain investment instruments that appear in bold lettering below are described in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.
Although the Portfolios make every effort to achieve their investment objectives, there can be no guarantee of success, and it is possible that you could lose money by investing in the Portfolios. Each Portfolio's investment objective is a non-fundamental investment policy and, therefore, may be changed by the Trust’s Board of Trustees (the Board) without shareholder approval. A Portfolio will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law.
An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Portfolios have investment strategies and policies that include percentage estimates and limitations. Those percentages are generally applied at the time the Portfolio makes an investment. As a result, a Portfolio generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made, but subsequently do not meet the investment policy or limitation. A Portfolio may have a policy to invest at least 80% of its assets in a particular category of investments suggested by the name of the Portfolio. For any Portfolio that is subject to Rule 35d-1 under the 1940 Act, this 80% policy relates to the Portfolio’s net assets plus borrowings, if any, for investment purposes. The 80% requirement is applied at the time the Portfolio makes an investment. These 80% policies are non-fundamental and may be changed by the Board without shareholder approval. A Portfolio, however, will provide 60 days’ prior written notice to shareholders of any change in an 80% policy based on the Portfolio’s name if required by applicable rules.
A change in the securities held by a Portfolio is known as “portfolio turnover.” A Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If a Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, thereby increasing its taxable distributions. The Financial Highlights tables at the end of this Prospectus show each Portfolio’s portfolio turnover rate during the past fiscal years.
Temporary Defensive Instruments. In response to adverse or unstable market, economic, political or other conditions or to satisfy redemptions, each Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds. Investing heavily in money market securities may limit a Portfolio’s ability to pursue or achieve its investment objective and could reduce the benefit to the Portfolio from any upswing in the market, but can help to preserve the value of the Portfolio's assets when markets are unstable. In addition, to the extent not otherwise permitted, each Portfolio may invest up to 10% of its assets in exchange-traded funds (ETFs) during stressed and/or volatile market conditions.
AST American funds growth allocation Portfolio
Investment Objective: to seek to achieve long-term growth of capital and secondarily to generate income.
Principal Investment Policies: The Portfolio is a “fund of funds.” This means that the Portfolio invests substantially all of its assets in one or more mutual funds in accordance with the Portfolio’s asset allocation strategy, subject to a portion of the Portfolio invested in the liquidity strategy described below. The mutual funds in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios” and the risks discussed in this Prospectus may also be applicable to the Underlying Portfolios. In pursuing its investment objective, the Portfolio invests in a mix of Underlying Portfolios managed by an affiliate of the Subadviser in different combinations and weightings.
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Under normal circumstances, the Underlying Portfolios of the Portfolio in the aggregate invest approximately 70% of their assets in equity and equity-related securities, and approximately 30% of their assets in fixed income and fixed income-related securities, including the liquidity strategy described below. This mix may vary over short time periods; the portion invested in equity and equity-related securities may range between 60-80% and the portion invested in fixed income and fixed income-related securities may range between 20-40%.
With respect to its equity investments, the Portfolio seeks to generate some of its income from investments in Underlying Portfolios that invest in common stock of companies that have the potential to pay dividends in the future. The Portfolio may invest in Underlying Portfolios with exposure to issuers domiciled outside the United States, including those domiciled in emerging markets. While the Underlying Portfolios may vary on what is considered an emerging market, generally, the MSCI Emerging Markets Index reflects the market sectors and securities in which the Underlying Portfolios will invest. The Subadviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking long-term growth of capital and current income. The Portfolio may also invest in Underlying Portfolios with exposure to small-capitalization stocks.
With respect to its fixed income investments, the Underlying Portfolios in which the Portfolio invests may hold debt securities with a wide range of quality and maturities. The Portfolio may invest in Underlying Portfolios with significant exposure to lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Subadviser, or unrated but determined by the Subadviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “high yield bonds” or “junk bonds.” Such securities may include securities backed by mortgages or other assets and would be subject to the limitations of the Underlying Portfolios.
The Underlying Portfolios may hold securities issued and guaranteed by the US government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The Underlying Portfolios may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.
The asset allocation strategy is determined by the Subadviser. The Subadviser seeks to create combinations of Underlying Portfolios that complement each other with a goal of achieving the Portfolio’s investment objective of providing long-term growth of capital while providing current income. In making this determination, the Subadviser considers the historical volatility and returns of the Underlying Portfolios and how various combinations would have behaved in past market environments. While past performance may not be indicative of future results, the Subadviser believes that analyzing historical returns and volatility may aid in determining Portfolio allocations. The Subadviser will also consider, among other topics, current market conditions and the investment positions of the Underlying Portfolios.
The Subadviser monitors and reviews the investment strategies and asset mix of the Underlying Portfolios. The Subadviser also considers whether overall market conditions would favor a change in the exposure of the Portfolio to various asset types or geographic regions. Based on these considerations, the Subadviser may make adjustments to Underlying Portfolio holdings by adjusting the percentage of individual Underlying Portfolios within the Portfolio, or by adding or removing Underlying Portfolios. The Subadviser may also determine not to change the Underlying Portfolio allocations, particularly in response to short-term market movements, if, in its opinion, the combination of Underlying Portfolios is appropriate to meet the Portfolio’s investment objective. As of the date of this Prospectus, the Portfolio is expected to invest mainly in the Underlying Portfolios listed below:
Fund Name	Investment Objective
American Funds Insurance Series – Growth Fund (Class 1)	Provide growth of capital.
New Perspective Fund (Class R-6)	Provide long-term growth of capital.
American Funds Insurance Series - Growth-Income Fund (Class 1)	Achieve long-term growth of capital and income.
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Fund Name	Investment Objective
American Funds Insurance Series – Asset Allocation Fund (Class 1)	Provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
The Bond Fund of America (Class R-6)	Provide as high a level of current income as is consistent with the preservation of capital.
The Portfolio allocates approximately 15% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio's overall investment process.
Temporary Defensive Instruments. In response to adverse or unstable market, economic, political or other conditions or to satisfy redemptions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds. Investing heavily in money market securities limits our ability to pursue or achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.
AST BLACKROCK 60/40 TARGET ALLOCATION ETF PORTFOLIO
Investment Objective: to seek long term capital appreciation.
Principal Investment Policies:
The Portfolio is a “fund of funds.” Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in one or more underlying ETFs. In pursuing its investment objective, the Portfolio normally obtains exposure to equity securities (and certain other instruments described below) in an amount equal to 60% of its assets and exposure to fixed income securities in an amount equal to 40% of its assets. Under normal circumstances, the Portfolio invests primarily in ETFs managed by the Subadviser or an affiliate of the Subadviser in different combinations and weightings.
In general, the Portfolio invests in three different kinds of underlying funds: those that invest primarily in equity securities or certain other instruments described below (referred to as “equity funds”), those that invest primarily in fixed income securities (referred to as “fixed income funds”), and those that invest in a mix of securities and other instruments in which equity funds and fixed income funds invest (referred to as “multi-asset funds”). Equity funds may include funds that invest in, among other things, domestic and international equities (including emerging market equities), real estate-related securities or instruments and commodity-related securities or instruments. Fixed income funds may include funds that invest in, among other things, domestic and non-US bonds, US Government securities, mortgage-backed securities, high yield (or junk) bonds, and cash or money market instruments. Multi-asset funds may include funds that invest in any of the securities or instruments in which equity funds or fixed income funds may invest. Investments by the underlying funds may include investment grade and non-investment grade securities backed by mortgages or other assets and would be subject to the limitations of the underlying funds.
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Variations in the target asset allocation between equity and fixed income securities, through investments in underlying funds, are permitted up to 5%. Therefore, based on a target equity/fixed income allocation of 60%/40%, the Portfolio may have an equity/fixed income allocation that ranges from 65%/35% to 55%/45%. Although variations beyond the 5% range are generally not permitted, the Subadviser may determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.
The Portfolio’s equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. While the underlying funds may vary on what is considered an emerging market, generally, the MSCI Emerging Markets Index reflects the market sectors and securities for which the underlying funds will invest. The underlying funds may also invest in small and mid-sized companies. The definition of small and mid-sized companies may vary depending on the underlying fund. The Portfolio’s fixed income allocation may be further diversified by sector (including government, corporate, agency, mortgage-backed securities, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or “junk bonds”), geographic location, or other factors. The percentage allocation to the various types of equity and fixed income securities are determined at the discretion of the portfolio managers and can be changed to reflect the current market environment.
The Portfolio may, when consistent with its investment objective, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Portfolio may use derivatives as a substitute for taking a position in an underlying fund or ETF and such derivative exposure shall be included in the Portfolio’s equity or fixed income asset allocation as determined by the Subadviser. The Portfolio may also use derivatives as part of a strategy designed to reduce exposure to other risks and to enhance returns, in which case their use would involve leveraging risk.
The Subadviser may also invest the Portfolio’s assets in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions.
Temporary Defensive Instruments. In response to adverse or unstable market, economic, political or other conditions or to satisfy redemptions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds. Investing heavily in money market securities may limit the Portfolio’s ability to pursue or achieve its investment objective and could reduce the benefit to the Portfolio from any upswing in the market, but can help to preserve the value of the Portfolio's assets when markets are unstable.
AST BLACKROCK 80/20 TARGET ALLOCATION ETF PORTFOLIO
Investment Objective: to seek long term capital appreciation.
Principal Investment Policies:
The Portfolio is a “fund of funds.” Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in one or more underlying ETFs. In pursuing its investment objective, the Portfolio normally obtains exposure to equity securities (and certain other instruments described below) in an amount equal to 80% of its assets and exposure to fixed income securities in an amount equal to 20% of its assets. Under normal circumstances, the Portfolio invests primarily in ETFs managed by the Subadviser or an affiliate of the Subadviser in different combinations and weightings.
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In general, the Portfolio invests in three different kinds of underlying funds: those that invest primarily in equity securities or certain other instruments described below (referred to as “equity funds”), those that invest primarily in fixed income securities (referred to as “fixed income funds”), and those that invest in a mix of securities and other instruments in which equity funds and fixed income funds invest (referred to as “multi-asset funds”). Equity funds may include funds that invest in, among other things, domestic and international equities (including emerging market equities), real estate-related securities or instruments and commodity-related securities or instruments. Fixed income funds may include funds that invest in, among other things, domestic and non-US bonds, US Government securities, mortgage-backed securities, high yield (or junk) bonds, and cash or money market instruments. Multi-asset funds may include funds that invest in any of the securities or instruments in which equity funds or fixed income funds may invest. Investments by the underlying funds may include investment grade and non-investment grade securities backed by mortgages or other assets and would be subject to the limitations of the underlying funds.
Variations in the target asset allocation between equity and fixed income securities, through investments in underlying funds, are permitted up to 5%. Therefore, based on a target equity/fixed income allocation of 80%/20%, the Portfolio may have an equity/fixed income allocation that ranges from 85%/15% to 75%/25%. Although variations beyond the 5% range are generally not permitted, the Subadviser may determine in light of market conditions or other factors that a greater variation is warranted to protect the Portfolio or achieve its investment goal.
The Portfolio’s equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. While the underlying funds may vary on what is considered an emerging market, generally, the MSCI Emerging Markets Index reflects the market sectors and securities for which the underlying funds will invest. The underlying funds may also invest in small and mid-sized companies. The definition of small and mid-sized companies may vary depending on the underlying fund. The Portfolio’s fixed income allocation may be further diversified by sector (including government, corporate, agency, mortgage-backed securities, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or “junk bonds”), geographic location, or other factors. The percentage allocation to the various types of equity and fixed income securities are determined at the discretion of the portfolio managers and can be changed to reflect the current market environment.
The Portfolio may, when consistent with its investment objective, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Portfolio may use derivatives as a substitute for taking a position in an underlying fund or ETF and such derivative exposure shall be included in the Portfolio’s equity or fixed income asset allocation as determined by the Subadviser. The Portfolio may also use derivatives as part of a strategy designed to reduce exposure to other risks and to enhance returns, in which case their use would involve leveraging risk.
The Subadviser may also invest the Portfolio’s assets in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions.
Temporary Defensive Instruments. In response to adverse or unstable market, economic, political or other conditions or to satisfy redemptions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds. Investing heavily in money market securities may limit the Portfolio’s ability to pursue or achieve its investment objective and could reduce the benefit to the Portfolio from any upswing in the market, but can help to preserve the value of the Portfolio's assets when markets are unstable.
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AST DIMENSIONAL GLOBAL CORE ALLOCATION Portfolio
Investment Objective: to seek to achieve long-term capital appreciation.
Principal Investment Policies: The Portfolio is a “fund of funds.” This means that the Portfolio invests substantially all of its assets in one or more mutual funds in accordance with the Portfolio’s asset allocation strategy, with a portion of the Portfolio also invested pursuant to the liquidity strategy described below. The mutual funds in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios” and the risks discussed in the prospectus may also be applicable to the Underlying Portfolios. In pursuing its investment objective, the Portfolio will invest in a mix of Underlying Portfolios managed by the Subadviser and/or an affiliate of the Subadviser in different combinations and weightings. Under normal circumstances, the Portfolio, either directly or indirectly through its investments in the Underlying Portfolios, intends to invest primarily in US and non-US securities that are tied economically to a number of countries throughout the world. Underlying Portfolios will be managed solely in accordance with their respective prospectuses, as may be amended from time to time.
Under normal circumstances, the Underlying Portfolios of the Portfolio in the aggregate will invest approximately 85% of their assets in equity and equity-related securities, and approximately 15% of their assets in fixed income and fixed income-related securities including the liquidity strategy described below. This mix may vary depending on market conditions; the portion invested in equity and equity-related securities may range between 80-90% and the portion invested in fixed income and fixed income-related securities may range between 10-20%.
Although the Portfolio does not seek to generate income, with respect to its equity and equity-related investments, the Portfolio will generate income from investments in Underlying Portfolios that invest in common stock of companies that have the potential to pay dividends in the future. The Portfolio may invest in Underlying Portfolios with exposure to issuers domiciled outside the United States, including those domiciled in emerging markets. The Portfolio may also invest in Underlying Portfolios with exposure to small-capitalization stocks.
With respect to its fixed income and fixed income-related investments, the Underlying Portfolios in which the Portfolio invests may hold debt securities with a wide range of quality and maturities. The Portfolio may invest in Underlying Portfolios with significant exposure to lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations, or unrated but determined by the Subadviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “high yield bonds” or “junk bonds.”
The Underlying Portfolios may hold securities issued and guaranteed by the US government and securities issued by federal agencies and instrumentalities. Such securities may include securities backed by mortgages or other assets and would be subject to the limitations of the Underlying Portfolios. The Underlying Portfolios may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.
The asset allocation strategy will be determined by the Subadviser. The Subadviser will seek to create combinations of Underlying Portfolios with a goal of achieving the Portfolio’s investment objective of providing long-term capital appreciation. The Subadviser may make adjustments to Underlying Portfolio holdings by adjusting the percentage of individual Underlying Portfolios within the Portfolio, or by adding or removing Underlying Portfolios. The Subadviser may also determine not to change the Underlying Portfolio allocations, particularly in response to short term market movements. As of the date of this Prospectus, the Portfolio is expected to invest mainly in the Underlying Portfolios listed below:
Fund Name	Approximate Allocation	Investment Objective
U.S. Core Equity 1 Portfolio	30%	long-term capital appreciation
U.S. Core Equity 2 Portfolio	30%	long-term capital appreciation
International Core Equity Portfolio	20%	long-term capital appreciation
Emerging Markets Core Equity Portfolio	5%	long-term capital appreciation
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Fund Name	Approximate Allocation	Investment Objective
DFA Selectively Hedged Global Fixed Income Portfolio	5%	maximize total return
DFA Global Core Plus Fixed Income Portfolio	10%	maximize total return
The Portfolio may allocate up to 10% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio's overall investment process.
Non-Diversified Status. The Portfolio is classified as a “non-diversified” investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Portfolio of liability for Federal income tax if its earnings are distributed to shareholders. As a non-diversified fund, a price decline in any one of the Portfolio’s holdings may have a greater effect on the Portfolio’s value than on the value of a fund that is more broadly diversified.
AST FRANKLIN 85/15 diversified ALLOCATION portfolio (FORMERLY, AST legg mason diversified growth portfolio)
Investment Objective: to seek high risk-adjusted returns compared to the Portfolio’s blended index.
Principal Investment Policies
The Portfolio seeks to meet its investment goals by allocating its assets among a number of different investment strategies implemented by multiple affiliated subadvisers. QS Investors, LLC (QS Investors), one of the Portfolio’s subadvisers, is responsible for allocating the Portfolio’s assets among the strategies and the subadvisers as well as for implementing the Portfolio’s liquidity strategy described below. The Portfolio utilizes a “multi-manager” approach, whereby each subadviser provides day-to-day management of the portion of the Portfolio allocated to it. Each subadviser uses different investment strategies in managing Portfolio assets, acts independently from the others and uses its own methodologies for selecting investments. QS Investors also may invest the Portfolio’s assets in pooled investment vehicles, as described below, in order to gain exposure to particular asset classes.
Over time the Portfolio’s assets may be allocated to the following subadvisers: QS Investors, Franklin Advisers, Inc. (Franklin Advisers). Brandywine Global Investment Management, LLC (Brandywine Global), ClearBridge Investments, LLC (ClearBridge), and Western Asset Management Company, LLC/Western Asset Management Company Limited (Western Asset).
The strategies the Portfolio is currently allocating to are described in more detail below.
The Portfolio invests, under normal circumstances, approximately 85% of its net assets in equity securities and 15% of its net assets in fixed income securities. This mix may vary over shorter time periods under normal circumstances; the equity portion may range between 80-90% of the Portfolio’s total assets and the fixed income portion between 10-20% of the Portfolio’s total assets. The Portfolio’s equity investments include “common stock” investments in larger, more established companies as well as in small and medium-sized companies in both developed and emerging economies. Up to 40% of the equity portion of the Portfolio may be allocated to investment strategies that are invested primarily in foreign (non-US dollar denominated) equity securities. The fixed income portion of the
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Portfolio may be allocated among investment grade securities; high yield or “junk” bonds; foreign (non-US dollar denominated) high quality debt securities and emerging market debt securities; and cash reserves. Cash reserves may consist of investments denominated in US-dollar and non US-dollar currencies. The subadvisers will seek exposure to the relevant asset classes by investing the Portfolio’s assets in varying combinations of: (i) securities, including, without limitation, common stocks, preferred stocks, bonds, and depositary receipts; (ii) other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies and exchange-traded funds (ETFs); and (iii) certain structured notes and financial and derivative instruments, including swap agreements. Derivative instruments of the Portfolio and underlying funds and ETFs may include futures, foreign currency contracts, options, and swaps, such as total return swaps, credit default swaps and interest rate swaps.
The Portfolio allocates approximately 15-25% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, mortgage TBAs (mortgage TBAs are “to be announced” mortgage derivatives), swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Franklin US Core Equity Strategy
The strategy seeks long-term capital appreciation by investing primarily in a diversified portfolio of US equity securities. The subadviser employs a security-specific research in conjunction with a rules-based, multi-factor approach in selecting investments for the strategy. The strategy may invest up to 10% of its assets in equity securities of non-US issuers. The strategy may, in accordance with applicable securities regulations or as permitted by the exemptions from these regulations, use derivatives for hedging and non-hedging purposes; enter into securities lending agreements, repurchase agreements and/or reverse repurchase agreements; and engage in short selling, provided that if the strategy does so, it will do so in conjunction with its other investment strategies in a manner considered appropriate to pursuing its investment objectives and enhancing its returns. The strategy may invest a portion of its assets in securities of other mutual funds, ETFs, that may be managed by us or by an affiliate of ours. The strategy may temporarily deviate from its investment objective or strategies by investing all or a portion of its assets in cash, money market instruments, and/or money market mutual funds. The portfolio advisor may take this action for defensive purposes, for liquidity purposes, or for other reasons.
Franklin International Core Equity Strategy
The strategy seeks long-term capital appreciation by investing primarily in a diversified portfolio of non-North American developed market international equities. The subadviser employs a security-specific research in conjunction with a rules-based, multi-factor approach in selecting investments for the strategy. The strategy may invest up to 10% of its assets in equity securities of issuers in North America or in emerging markets. The strategy may, in accordance with applicable securities regulations or as permitted by the exemptions from these regulations, use derivatives for hedging and non-hedging purposes; enter into securities lending agreements, repurchase agreements and/or reverse repurchase agreements; and engage in short selling, provided that if the strategy does so, it will do so in conjunction with its other investment strategies in a manner considered appropriate to pursuing its investment objectives and enhancing its returns. The strategy may invest a portion of its assets in securities of other mutual funds, including ETFs, that may be managed by us or by an affiliate of ours. The strategy may temporarily depart from its investment objectives or strategies by investing all or a portion of its assets in cash, money market instruments, and/or money market mutual funds. The portfolio advisor may take this action for defensive purposes, for liquidity purposes, or for other reasons.
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ClearBridge Large Cap Growth Strategy
The strategy seeks long-term capital growth. Under normal circumstances, the strategy invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The core holdings of the strategy are large-capitalization companies that the subadviser believes to be dominant in their industries due to product, distribution or service strength. The subadviser emphasizes individual security selection while diversifying the strategy’s investments across industries, which may help to reduce risk.
ClearBridge International Growth Strategy
The strategy seeks long-term growth of capital. The strategy normally invests primarily in common stocks of foreign companies that, in the subadviser’s opinion, appear to offer above average growth potential and trade at a significant discount to the subadviser’s assessment of their intrinsic value. Intrinsic value, according to the subadviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company’s ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The strategy may invest in common stocks of foreign companies of any size located throughout the world. The subadviser considers foreign companies to include those organized, headquartered or with substantial operations outside of the United States. However, the strategy is not precluded from purchasing stocks of U.S. companies. These companies may be located, or have substantial operations, in emerging markets, provided that the strategy will normally not invest more than 15% of its net assets, at the time of purchase, in securities of companies domiciled in emerging markets. The strategy’s policy is to remain substantially invested in common stocks or securities convertible into or exchangeable for common stock. Any income realized will be incidental to the strategy’s objective.
ClearBridge Large Cap Value Strategy
The strategy seeks long-term growth of capital as its primary investment objective. Current income is a secondary objective. Under normal circumstances, the strategy invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index (the Index). The size of the companies in the Index changes with market conditions and the composition of the Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large capitalization companies for purposes of the subadviser’s 80% investment policy.
Western Asset Core Plus Bond Strategy
This strategy seeks to maximize total return via an actively managed, well-diversified core fixed income strategy that includes limited exposure to opportunistic debt sectors. As a core fixed income solution focusing on capital preservation and positive risk-adjusted returns over the long term, the strategy aims to exceed the performance of the Bloomberg Barclays US Aggregate Index while approximating its level of overall risk. Average effective duration is maintained to within 30% of the Bloomberg Barclays US Aggregate Index, generally ranging between 2.5 to 7 years. The strategy may allocate up to 25% in non-US domiciled issues and up to 20% in both below investment grade allocations and non-US dollar allocations. The strategy may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes for enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps, foreign currency futures and forwards.
Principal Investments of the Portfolio
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While the Portfolio is anticipated to invest primarily in equity securities, the precise mix of equity and fixed income investments will depend on QS Investors’ outlook for the markets. When deciding upon asset allocations, QS Investors may increase investments in equity securities when strong economic growth is expected, subject to the equity and fixed income allocation ranges described in “Principal Investment Policies” above. The opposite may be true if QS Investors believes that the economy is expected to slow sufficiently enough to hurt corporate profit growth. The Portfolio's investments in foreign equity and debt securities will be intended to provide additional diversification.
Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to seek to secure gains or limit losses, or to re-deploy assets into more promising opportunities.
As a portfolio that invests primarily in equity securities, the Portfolio's risk of loss and share price fluctuation (and potential for gain) will tend to be greater than funds investing in with a lower percentage allocation to equity and funds investing primarily in fixed income securities. Of course, both equity and fixed income securities may decline in value.
Equity Securities. When selecting particular stocks to purchase, the relevant subadviser may consider relative values and prospects among growth and value-oriented stocks, domestic and international stocks, and small to large-cap stocks. Investments in non-US dollar denominated stocks may be made solely for capital appreciation or solely for income or any combination of both for the purpose of seeking a higher overall return. Stocks of companies in developing or emerging markets countries may also be included. The equity portion of the Portfolio also may include convertible securities, preferred stocks and warrants.
Fixed Income Securities. Bond investments will be primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets. A portion of the Portfolio's fixed income assets may be invested in high yield bonds, in non-US dollar denominated debt securities and in emerging markets debt securities. A significant portion of the Portfolio's fixed income investments may be in mortgage-related securities (including mortgage dollar rolls, collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. Bank debt and loan participations and assignments may also be purchased. Maturities and duration of the fixed income portion of the Portfolio will reflect the relevant subadviser’s outlook for interest rates. The cash reserves component will consist of high quality domestic and foreign money market instruments.
Other Investments:
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements. Swaps can be used for a variety of purposes, including: to manage exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk exposure.
Futures and Options. The Portfolio may enter into stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the Portfolio's exposure to the equity and fixed income markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and financial indices. The Portfolio may also invest up to 10% of its total assets in hybrid instruments, which generally combine the characteristics of stocks, bonds, futures and options. Additionally, the Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.
Temporary Defensive Investments. In response to adverse or unstable market, economic, political or other conditions or to satisfy redemptions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds. Investing heavily in these securities will limit the Subadviser’s ability to pursue or achieve the Portfolio’s investment objective, but can help to preserve Portfolio assets.
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AST gLOBAL BOND Portfolio (formerly, AST WELLINGTON Management gLOBAL BOND Portfolio)
Investment Objective: to seek to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Index.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities.
The Portfolio invests, under normal circumstances, in fixed income securities of companies located in at least three countries. The Portfolio seeks to generate excess returns relative to the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index. The Portfolio’s global aggregate strategy seeks to generate excess returns through the combination of lowly correlated investment strategies developed by highly specialized analysts. Each analyst has a specialized area of focus which is sector, region, or investment style based. The investment universe includes fixed income securities denominated in various currencies and issued by government, government-related, corporate, and securitized issuers from around the world.
The Portfolio invests in debt securities of issuers domiciled around the world. Under normal market conditions, the Portfolio will invest its assets in securities of issuers located in the United States and at least three other countries (based on country of domicile and inclusive of non-currency derivatives). The Portfolio may buy and sell bonds issued by government, agency, and supranational issuers; mortgage, commercial mortgage, and asset-backed securities; corporate and real estate investment trust (REIT) debt; credit-linked, index-linked, and capital securities (securities that combine the features of bonds and preferred stock); loan participation securities that qualify as an eligible investment by the Portfolio (including, but not limited to, trade finance loan participations) and, in addition, bank loan assignments that qualify as money market instruments; as well as other debt securities issued by public or private issuers, both fixed and floating-rate, including forward contracts on such securities.
Currency exposure may be taken on an opportunistic basis. Currency exposure, including cross-currency positions which are not related to the Portfolio’s bond and cash equivalent positions, may be assumed.
Investments represent a broad credit spectrum, including issues rated below investment-grade. There is no minimum credit rating for individual securities or currencies. The Portfolio is diversified by country, and issuer. The Portfolio makes use of derivatives to implement active positions as well as hedge exposure. Derivative instruments may include, but are not limited, to futures (on asset classes or indices including volatility indices), forwards, options, swaps (currency swaps, interest rate swaps, total rate of return swaps, and credit default swaps), to-be-announced securities (TBAs), structured notes and spot transactions for both active management and hedging purposes. The high liquidity of derivative instruments assists the portfolio management team in quickly and efficiently managing portfolio exposure in the context of continually changing market environments.
The Portfolio is allocated among three subadvisers. AllianceBernstein L.P. uses a global multi-sector fixed income strategy. Goldman Sachs Asset Management, L.P./Goldman Sachs Asset Management International (Goldman) utilizes a team-based approach with investment decisions taken collectively, following thorough discussion and debate with ultimate accountability held by the Portfolio Manager(s). Goldman’s specialist top down and bottom up Investment Strategy Teams are responsible for the analysis of the key factors that drive fixed income and currency markets, by examining the fundamental, quantitative and technical factors that drive these markets. Wellington Management Company LLP (Wellington) utilizes a team-based approach of specialist investors that identify investment ideas across their distinct areas of expertise. The Wellington Team seeks to build a portfolio of independent and diversified sources of alpha focused primarily on global developed market rates and currency markets, and utilize a multi-dimensional risk management process to identify key portfolio level risks. The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.
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The Portfolio is allocated among three subadvisers: AllianceBernstein L.P, Goldman Sachs Asset Management L.P., and Wellington Management Company LLP. The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.
AST prudential Flexible multi-strategy PORTFOLIO
Investment Objective: to seek to provide capital appreciation.
Principal Investment Policies
The Portfolio seeks its investment objective by investing in a combination of global equity and equity-related securities, real assets, debt obligations, absolute return strategies and money market instruments. The Portfolio gains exposure to these categories and investment strategies by utilizing, in varying combinations and percentages, the following tools: (i) investment in other pooled investment vehicles, including other portfolios of the Trust and ETFs (collectively referred to as Underlying Portfolios); (ii) subadvisers to directly manage investments in securities including, but not limited to equity and equity-related securities, debt, derivatives and money market instruments; and (iii) investment in certain financial and derivative instruments. The Portfolio may invest a substantial portion of its assets in Underlying Portfolios, particularly other portfolios of the Trust.
The asset allocation strategy for the Portfolio is determined by QMA. QMA exercises a flexible strategy in the selection of asset classes and/or strategies, and the Portfolio is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector.
The Portfolio may have none, some or all of its assets invested in each asset class and/or strategies, as listed below, in relative proportions that change over time based upon market and economic conditions.
Strategy	Description
Equities
US Equity 130-30
This strategy utilizes a long/short investment approach. The strategy shorts a portion of the Portfolio and uses the proceeds of the shorts, or other borrowings, to purchase additional stocks long. The strategy normally invests (take long positions) at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of US issuers. The strategy targets approximately 100% net market exposure, similar to a “long-only” strategy, to US equities.

Market Participation Strategy
This strategy is designed to provide upside equity participation, while seeking to reduce downside risk over the course of a full market cycle. The strategy does not invest directly in equity securities but gains equity exposure through investments in options and futures.

Europe, Australia, Far East (EAFE) All Cap Strategy
This strategy invests in equity and equity-related securities of international equity companies across all market capitalizations. The Portfolio’s subadviser employs a quantitatively driven, bottom-up investment process.

Emerging Markets
This strategy involves investments in equity and equity-related securities of emerging market companies.
Emerging market companies are those relating to issuers: (i) located in emerging market countries or (ii) included
(or scheduled for inclusion by the index provider) as emerging market issuers in one or more broad-based market indices.

Fixed Income
Core Bonds
This strategy invests in intermediate and long-term debt obligations and high quality money market instruments debt obligations including, without limitation, US Government securities, mortgage-related securities (including commercial mortgage-backed securities), asset-backed securities, bank loans by assignment as well as through loan participations, corporate bonds, and municipal bonds.

High Yield Bonds
This strategy seeks to outperform the BofA Merrill Lynch High Yield Master II Constrained Bond® Index by investing in domestic high-yield corporate bonds and, to a lesser extent, in bank loans and preferred and convertible securities. The Portfolio’s subadviser emphasizes sector valuation and individual security selection in constructing this segment of the Portfolio, and focus on the less efficient, middle-tier section of the high-yield market while selectively investing in lower rated issuers. The high-yield bond segment of the Portfolio is designed to be well diversified across sectors, capital structure, and issuers.

Global Aggregate Plus
This strategy seeks total return through a diversified portfolio participating in a wide array of global fixed income sectors, interest rates, currencies and derivatives, using the Bloomberg Barclays Global Aggregate Index as a benchmark.

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Strategy	Description
Real Assets
Global Real Estate
This strategy invests in in equity-related securities of real estate companies including companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas.

Infrastructure
This is a multi-cap, core strategy with an absolute return focus. This strategy focuses on investments in infrastructure companies and infrastructure-related companies located throughout the world. Infrastructure companies are involved in providing the foundation of basic services, facilities and institutions upon which the growth and development of a community depends.

Global Natural Resources
This strategy seeks to invest in global natural resources companies. Natural resource companies are US and foreign (non-US based) companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources.

Master Limited Partnerships (MLPs)
This strategy seeks to invest in MLP investments. MLP investments may include, but are not limited to: MLPs structured as LPs or LLCs; MLPs that are taxed as “C” corporations; I-Units issued by MLP affiliates; parent companies of MLPs; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial ownership interests in MLP common units; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and ETPs, that provide exposure to MLP investments.

Treasury Inflation Protected Securities (TIPS)
The TIPS strategy seeks to achieve excess return through security selection by employing a conservative, quantitatively-driven strategy that obtains exposure to the TIPS asset class through bonds or derivative instruments, with minimal risk, versus the Bloomberg Barclays US Treasury Inflation Protected Index.

Alternatives
Market Neutral
The Market Neutral strategy uses an objective, quantitative approach designed to exploit persistent mispricings among stocks and other related securities. The objective of this investment strategy is to provide consistent performance that is uncorrelated with the performance of the stock market. The portfolio holdings for this investment strategy consist primarily of a broad universe of stocks.

Global Absolute Return
Unconstrained by a benchmark, the strategy seeks positive returns over the long term, regardless of market conditions, by participating in a wide range of global fixed income sectors, interest rates, currencies and derivatives.

Overlay
Overlay Tactical Sleeve Strategy	A Portfolio overlay sleeve utilized for liquidity and allocation changes.
Each asset class and/or strategy may be either actively managed or fulfilled with Underlying Portfolios based on current asset size of the Portfolio and based on the discretion of the subadviser.
The Portfolio may buy or sell swaps, options or futures on a security, a commodity, or an index of securities or commodities, or enter into forward foreign currency transactions (collectively, derivatives). The Portfolio may utilize derivatives for liquidity and allocation changes. The Portfolio may also use derivatives to enhance return or gain exposure to various markets, in which case their use may involve leveraging risk. In addition, the Underlying Portfolios in which the Portfolio invests may, to varying degrees, also invest in derivatives. Derivatives may include mortgage TBAs (mortgage TBAs are “to be announced” mortgage derivatives), swaps, forwards, index, futures, other futures contracts and options thereon. The Portfolio or the Underlying Portfolios may engage in short selling.
Asset Allocation Process. QMA typically follows a team approach in the asset allocation of the Portfolio. QMA identifies investment opportunities by blending the output from quantitatively driven analyses with seasoned portfolio management judgment of its investment professionals. These analyses incorporate salient insights from academic theory and behavioral finance to identify when asset classes seem mispriced. QMA seeks to add value by tactically overweighting or underweighting asset classes based on opportunities identified both by the investment processes as well as the insights of the portfolio management team. It may actively change allocations among the underlying asset classes based on changing market and economic conditions, and may also periodically rebalance the Portfolio to target asset class weights.
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Equities Portfolio Management Process. QMA manages part of the equity portion of the Portfolio. QMA typically follows a team approach and uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio managers and analysts.
Global Natural Resources Investment Process. Jennison Associates LLC (Jennison) manages the Global Natural Resources Sleeve of the Portfolio. Natural resource companies are US and foreign (non-US based) companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources. Asset-based securities are securities, the values of which are related to the market value of a natural resource. Jennison takes a contrarian approach—looking for inexpensive securities and sectors. Jennison looks to invest in areas where commodity prices are temporarily low leading to temporary sub-par financial performance, but which may offer great opportunities for the patient investor. Jennison also looks for speculative exploration and development companies to participate in the potential price appreciation that these companies often experience. In selecting securities for the Portfolio, Jennison uses a bottom-up approach based on a company’s growth potential. From time to time, Jennison may supplement its fundamental investment process with quantitative analytics designed to evaluate the Portfolio’s holdings in order to optimize portfolio construction, and to create an enhanced liquidity profile for the sleeve while maintaining investment strategy integrity.
Master Limited Partnership Process. Jennison manages the Master Limited Partnership sleeve of the Portfolio. MLP investments may include, but are not limited to: MLPs structured as LPs or LLCs; MLPs that are taxed as “C” corporations; I-Units issued by MLP affiliates; parent companies of MLPs; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial ownership interests in MLP common units; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and ETPs, that provide exposure to MLP investments, or have economic characteristics similar to MLP investments. MLPs generally own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy related equipment or services. The Portfolio’s MLP investments may be of any capitalization size. In deciding which stocks to buy, Jennison’s portfolio management team relies on proprietary fundamental research, focused on the discovery of quality companies with predictable and sustainable cash flows. In narrowing the investment universe, the investment team compares prospective candidates’ competitive positioning, including strategically located assets; distribution coverage ratios; organic growth opportunities; expected dividend or distribution growth; the quality of the management team; balance sheet strength; and the support of the general partner. Valuation and the stock’s degree of liquidity factor into the portfolio managers’ decision calculus, as well. The team also monitors wider industry dynamics and interacts continually with Jennison’s Natural Resources investment professionals to gain insights into emerging trends, such as the anticipation of an acceleration or reduction in production of particular oil and gas plays or a shift in regulatory or tax policy, which could affect potential or current positions.
Fixed Income Investment Process. PGIM Fixed Income manages certain fixed income portions of the Portfolio. PGIM Fixed Income’s process is research-driven and relative-value oriented. All country, sector, and individual bond allocations are made based on internal research. The Team follows a four-step investment process that includes:
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Top-Down Risk Allocation – PGIM Fixed Income assesses global appetite for risk to determine portfolio risk profile, levering its extensive global macroeconomic, fundamental and quantitative resources;
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Asset Allocation Global Rates, FX and Spread Sector Allocation – PGIM Fixed Income determines country/term structure, currency, and sector positioning; emphasizing ideas from sector specialists;
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Security Selection and Relative Value – PGIM Fixed Income utilizes bottom-up research-based approach. Sector specialists and research analysts are aligned by sector/industry; and
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Risk Management – PGIM Fixed Income employs a rigorous process to tightly monitor risk at all levels and uses proprietary tools to verify performance achieved is appropriate for risk taken.
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In managing the Portfolio’s US fixed income segment, PGIM Fixed Income uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, PGIM Fixed Income develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into PGIM Fixed Income’s bottom-up research which informs security selection. In its bottom-up research, PGIM Fixed Income develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
PGIM Fixed Income may also consider factors such as yield, spread and potential for price appreciation as well as credit quality, maturity and risk. PGIM Fixed Income may invest in a security based upon the expected total return rather than the yield of such security. PGIM Fixed Income may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
Overlay Tactical Sleeve Strategy. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, mortgage TBAs (mortgage TBAs are “to be announced” mortgage derivatives), swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets.
AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO
Investment Objective: to seek long-term capital appreciation.
Principal Investment Policies
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities, including but not limited to common stock, preferred stock, securities convertible into or exchangeable for stock, rights, warrants, depository receipts for those securities, exchange-traded funds, futures and swaps of or relating to issuers that are: (i) located, organized or headquartered in developed market countries outside of the US or (ii) included (or scheduled for inclusion by the index provider) as developed market issuers in one or more broad-based market indices.
The Subadviser employs an equity investment strategy using a quantitatively driven, bottom-up investment process based on fundamental insights. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their characteristics. The Subadviser constructs a portfolio that seeks to maximize the Portfolio's investment in the most attractive stocks identified by the model subject to risk constraints.
Other Investments and Strategies of the Portfolio
In addition to the principal investment strategies, the Portfolio may also invest in the following types of securities and/or use the following investment strategies to increase the Portfolio’s return or protect its assets if market conditions warrant:
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Convertible Preferred Stock
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Depositary Receipts
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Derivatives
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Exchange Traded Funds
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Foreign Currency Forward Contracts
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Futures Contracts
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■
Illiquid Investments
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Participation Notes
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Real Estate Investment Trusts (REITs)
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Small Companies
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Swaps
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Temporary Defensive Investments
Temporary Defensive Investments. In response to adverse or unstable market, economic, political or other conditions or to satisfy redemptions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds. Investing heavily in these securities will limit the Subadviser’s ability to pursue or achieve the Portfolio’s investment objective, but can help to preserve Portfolio assets.
Additional Strategies
The Portfolio follows certain policies when it borrows money (the Portfolio can borrow up to 33 1∕3% of the value of its total assets); purchases shares of other investment companies; lends its securities to others (the Portfolio can lend up to 33 1∕3% of the value of its total assets); and holds illiquid investments (the Portfolio may hold up to 15% of its net assets (assets less liabilities) in illiquid investments that are assets, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain other investment restrictions that are Portfolio fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.
AST T. Rowe price diversified real growth portfolio
Investment Objective: to seek long-term capital appreciation and secondarily, income.
Principal Investment Policies
The Portfolio invests primarily in a diversified portfolio of equity and fixed income securities. In pursuing its investment objective, the Portfolio invests, under normal circumstances, approximately 75% of its total assets in equity securities and 25% in fixed income securities. This mix may vary over shorter time periods; under normal circumstances, the equity portion may range between 60-90% and the fixed income portion may range between 10-40%. The Portfolio invests primarily in common stock of larger, more established companies, which are defined as companies with a market capitalization above $3 billion. The Portfolio may also invest in securities of small and medium-sized companies. Larger, more established companies are defined as companies with a market capitalization above $3 billion whereas smaller-sized companies are defined as having a maximum market capitalization of $3 billion. Up to 40% of the total Portfolio may be invested in non-US dollar denominated equity securities. Up to 20% of the total Portfolio may be allocated to a real assets equity segment. The real assets equity segment invests in stocks of companies that derive a significant portion of their income from real assets. Real assets are characterized by the fact that they are tangible, such as commodities. The fixed income portion of the Portfolio is allocated among investment grade securities (50-100% of the bond portion). The Portfolio may also invest up to 50% of the fixed income portion in a combination of high yield or “junk” bonds, non-US dollar denominated bonds and/or emerging market debt securities. A portion of the fixed income holdings may also include TIPS, or Treasury Inflation-Protected Securities, TBAs (“to be announced”) and various investment companies in accordance with regulatory limits. The Portfolio may invest up to 10% of the total portfolio in cash reserves. Cash reserves may consist of US-dollar and non US-dollar denominated securities and money market vehicles. The Portfolio’s maximum combined exposure to non-US dollar denominated equity and fixed income securities is 50% of the Portfolio’s net assets. The Portfolio may also invest in derivative instruments for both investment and hedging purposes. The Portfolio’s investments in derivatives may include futures, equity and fixed income futures, foreign currency contracts, options and swaps, such as total return swaps, credit default swaps and interest rate swaps. The portfolio’s use of
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options typically involves writing (i.e., selling) index call options on a US large-cap stock index in an effort to generate additional income and more broadly diversify the portfolio, although the Portfolio may buy or sell options for other purposes. This index option overlay strategy is generally designed to provide less overall risk than a pure equity portfolio.
In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
Other Investments:
Hybrid Instruments. These derivative instruments can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful. Portfolio investments in hybrid instruments are limited to 10% of total assets.
Investment Process of the Portfolio
The Portfolio invests in a mix of equity and fixed income investments based upon the Subadviser’s outlook for the markets. When deciding upon asset allocations, the Subadviser may increase investments in equity securities when strong economic growth is expected, for example. The opposite may be true if the Subadviser believes that the economy is expected to slow sufficiently enough to hurt corporate profit growth. The Portfolio’s investments in non-US dollar denominated securities and money market vehicles, including stocks and bonds, is intended to provide additional diversification. Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets into more promising opportunities.
As part of the Portfolio’s index option overlay strategy, the Portfolio may write short-term S&P 500 Index call options in an effort to lower direct equity exposure and improve risk adjusted returns, and the Portfolio may manage this equity exposure through the use of equity index futures. The strategy provides the Portfolio with additional income and diversification, and is designed to help to reduce the overall risk profile of the Portfolio’s US equity investments by providing an income stream that over time can offset losses in the stock market. As the seller of an index call option, the Portfolio receives a premium from the purchaser, who has the right to any appreciation in the value of the index over a fixed price (the “strike price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Portfolio retains the premium and, if the purchaser exercises the option, the Portfolio pays the purchaser the difference between the value of the index and the exercise price of the option. The options written by the Portfolio are typically rolled over on a monthly basis – for example, by purchasing a previously written option (which closes an existing option position) and writing a new option. In addition to writing index call options, the Portfolio’s option overlay strategy could also involve the buying or selling of both put and call options. The strategy may also buy or sell equity index futures to manage the overall equity exposure.
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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
Additional Investments & Strategies
As indicated in the descriptions of the Portfolios above, the Portfolios may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.
American Depositary Receipts (ADRs)—Certificates representing the right to receive foreign securities that have been deposited with a US bank or a foreign branch of a US bank.
Asset-Backed Securities—An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.
Collateralized Debt Obligations (CDOs)—A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.
Collateralized Loan Obligations (CLOs)—This type of asset-backed security is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, as well as loans rated below investment grade or equivalent unrated loans. The risks of an investment in a CLO depend largely on the quality of the underlying loans and may be classified by the Portfolio as illiquid investments.
Convertible Debt and Convertible Preferred Stock—A convertible security is a security—for example, a bond or preferred stock—that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer—through their conversion mechanism—the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.
Credit Default Swaps—In a credit default swap, a Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.
Credit-Linked Securities—Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. A Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.
Depositary Receipts—A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (GDRs) are receipts issued throughout the world that evidence a similar arrangement.
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Generally, ADRs and ADSs, in registered form, are designed for use in the US securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.
Derivatives—A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the Subadviser tries to predict whether the underlying interest—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. A Portfolio may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.
Dollar Rolls—Dollar rolls involve the sale by a Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale. In a dollar roll, the Portfolio takes the risk that: (i) the market price of the mortgage-backed securities will drop below their future repurchase price; (ii) the securities that it repurchases at a later date will have less favorable market characteristics; (iii) the other party to the agreement will not be able to perform; (iv) the roll adds leverage to the Portfolio; and (v) it increases the Portfolio's sensitivity to interest rate changes. In addition, investments in dollar rolls may increase the portfolio turnover rate of the Portfolio.
Energy Companies—Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.
Equity Swaps—In an equity swap, a Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.
Event-Linked Bonds—Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Exchange Traded Funds—Unless otherwise indicated, each Portfolio may temporarily invest up to 10% of its assets in ETFs during stressed and/or volatile market conditions. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate up or down, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be
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maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers'' (which are tied to large decreases in stock prices) halts stock trading generally.
Financial Services Companies—Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.
Foreign Currency Forward Contracts—A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to ”lock-in“ the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an ”offsetting“ contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
Futures Contracts—A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the ”initial margin.“ Every day during the futures contract, either the buyer or the seller will make payments of ”variation margin.“ In other words, if the value of the underlying security, index or interest rate increases, then the seller will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the seller would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.
Global Depositary Receipts (GDRs)—GDRs are receipts issued by a non-US financial institution evidencing ownership ofunderlying foreign securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets. Investments in GDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign and Emerging Markets Risk” above.
Healthcare Technology Companies—These companies will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments that may make a company’s products or services obsolete in a short period of time.
Illiquid Investments—An “illiquid investment” is an investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Each Portfolio may purchase certain restricted investments that can be resold to
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institutional investors and which may be determined to be liquid pursuant to procedures adopted by the Trust on behalf of the Portfolios. Those securities are not subject to the 15% limit. The 15% limit is applied as of the date the Portfolio purchases an illiquid investment. In the event the market value of a Portfolio's illiquid investments exceeds the 15% limit due to an increase in the aggregate value of its illiquid investments and/or a decline in the aggregate value of its other investments, Portfolio must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time.
Inflation-Indexed Securities—Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as the Portfolio, do not receive their principal until maturity.
Investments in Affiliated Funds—A Portfolio may invest its assets in affiliated short-term bond funds and/or a money market fund. Such underlying affiliated funds are registered investment companies under the 1940 Act.
A Portfolio can invest its free cash balances in the underlying affiliated short-term bond funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions, or for defensive purposes. A Portfolio may invest its securities lending cash collateral in an underlying affiliated money market fund.   Such investments could also allow a Portfolio to obtain the benefits of a more diversified portfolio available in the affiliated funds than might otherwise be available through direct investments in those asset classes, and will subject the Portfolio to the risks associated with the particular asset class.  As a shareholder in the underlying affiliated bond funds, a Portfolio will pay its proportional share of the expenses of such underlying affiliated funds, but the underlying affiliated bond funds do not pay a management fee to the Manager, because the Manager only receives reimbursement for its expenses. As a shareholder in the underlying affiliated money market fund, a Portfolio will pay its proportional share of the expenses of such underlying affiliated money market fund, including the management fee paid to the Manager. The investment results of the portions of a Portfolio’s assets invested in underlying affiliated funds will be based on the investment results of such underlying affiliated funds. The investment results of the portions of a Portfolio’s assets invested in underlying affiliated funds will be based on the investment results of such underlying affiliated funds.
Interest Rate Swaps—In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also “Swaps” defined below.
Joint Repurchase Account—In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.
Loans and Assignments—Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.
In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.
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MLPs – MLP investments may include, but are not limited to: MLPs structured as LPs or LLCs; MLPs that are taxed as “C” corporations; I-Units issued by MLP affiliates; parent companies of MLPs; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial ownership interests in MLP common units; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and ETPs, that provide exposure to MLP investments. MLPs generally own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy related equipment or services. A Portfolio’s MLP investments may be of any capitalization size.
Mortgage-Related Securities—Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the US Government or its agencies and mortgage-backed securities issued by government sponsored enterprises (GSEs) such as Fannie Mae, Ginnie Mae and Freddie Mac. GSE debt may not be backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by US Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default. The Portfolios may invest in mortgage-related securities that are backed by a pool or pools of loans that are originated and/or serviced by an entity affiliated with the Manager or Subadviser.
Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, US Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.
Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by US Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.
Non-Voting Depositary Receipts (NVDRs)—NVDRs are listed securities on the Stock Exchange of Thailand through which investors receive the same financial benefits as those who invest directly in a company’s ordinary shares; however, unlike ordinary shareholders, NVDR holders cannot be involved in company decision-making. NVDRs are designed for use in the Thailand securities market. Investments in NVDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign and Emerging Markets Risk” above.
Options—A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price
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and the option's exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.
Participation Notes (P-Notes)—P-Notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity securities, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with a Portfolio.
Prepayment—Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Portfolio reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Portfolio’s income, yield and its distributions to shareholders. Securities subject to prepayment may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates.
Private Investments in Public Equity (PIPEs)—A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Portfolio cannot freely trade the securities. Generally, such restrictions and other relevant market, trading and investment-specific considerations cause the PIPEs to be classified as illiquid investments during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Real Estate Investment Trusts (REITs)—A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.
Repurchase Agreements—In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.
Reverse Repurchase Agreements—In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.
Short Sales—In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.
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Short Sales Against-the-Box—A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.
Swap Options—A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.
Swaps—Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.
Temporary Defensive Investments— In response to adverse or unstable market, economic, political or other conditions or to satisfy redemptions, a Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of the Portfolio's assets in cash, cash equivalents or shares of money market or short-term bond funds. Investing heavily in these securities will limit the subadviser’s ability to pursue or achieve a Portfolio’s investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable. The use of temporary defensive investments may be inconsistent with a Portfolio’s investment objectives.
Total Return Swaps—In a total return swap, payment (or receipt) of an index's (published or customized) total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.
Unrated Debt Securities—Unrated debt securities determined by the investment manager to be of comparable quality to rated securities which the Portfolio may purchase. In making ratings determinations, the Manager may take into account different factors than those taken into account by rating agencies, and the Manager’s rating of a security may differ from the rating that a rating agency may have given the same security. Unrated debt securities may pay a higher interest rate than such rated debt securities and be subject to a greater risk of decreased liquidity or price changes. Less public information is typically available about unrated securities or issuers.
Utilities Industry—Utility company equity securities, which are generally purchased for their dividend yield, historically have been sensitive to interest rate movements: when interest rates have risen, the stock prices of these companies have tended to fall. In some states, utility companies and their rates are regulated; other states have moved to deregulate such companies thereby causing non-regulated companies’ returns to generally be more volatile and more sensitive to changes in revenue and earnings. Certain utilities companies face risks associated with the operation of nuclear facilities for electric generation, including, among other considerations, litigation, the problems associated with the use of radioactive materials and the effects of natural or man-made disasters. In general, all utility companies may face additional regulation and litigation regarding their power plant operations; increased costs from new or greater regulation of these operations; the need to purchase expensive emissions control equipment or new operations due to regulations, and the availability and cost of fuel, all of which may lower their earnings.
When-Issued and Delayed Delivery Securities—With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.
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PRINCIPAL RISKS
An investment or type of security specifically identified in this prospectus generally reflects a principal investment. The Portfolio also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. The risks identified below are the principal risks of investing in the Portfolios. The Summary section for each Portfolio lists the principal risks applicable to that Portfolio. This section provides more detailed information about each risk. Each Portfolio may be subject to additional risks other than those identified and described below because the types of investments made by a Portfolio can change over time. The order of the below risk factors does not indicate the significance of any particular risk factor.
All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios cannot guarantee success.
In addition, each Portfolio reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.
Asset Allocation Risk. A Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. For Portfolios that have larger allocations to equity securities relative to their fixed income allocations, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.
Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.
The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.
Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may
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experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
A Portfolio may invest in securities issued or guaranteed by the US government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by US government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US government, and no assurance can be given that the US government would provide financial support to such securities.
Asset Transfer Program Risk. The Portfolios may be used in connection with certain benefit programs under the Contracts. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally require Contract owners to participate in certain specialized algorithmic asset transfer programs under which the Participating Insurance Companies will monitor each Contract owner’s account value and, if necessary, will systematically transfer amounts among investment options. The transfers are based on pre-determined, non-discretionary mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.
As an example of how the asset transfer formulas operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a Contract owner’s account value within the selected investment options) and certain market return scenarios involving “flat” returns over a period of time may cause the Participating Insurance Companies to transfer some or all of such Contract owner’s account value to a fixed income investment option. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are supported by fixed income investments. The formulas may also trigger transfers from a fixed income investment option back to selected equity and asset allocation options. Under some benefit programs using bond investment options with specific maturities, the transfer formulas may transfer account value among bond investment options with differing maturities based on guarantee calculations, not necessarily market movements. For more information on the benefit programs and asset transfer formulas, please see your Contract prospectus.
These formulas may result in large-scale asset flows into and out of the Portfolios, which, in certain instances, could adversely affect the Portfolios, including their risk profiles, expenses and performance. For example, the asset flows may adversely affect performance by requiring a Portfolio to purchase or sell securities at inopportune times, by otherwise limiting a Subadviser’s ability to fully implement a Portfolio’s investment strategies, or by requiring a Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may cause high turnover, which can result in increased transaction costs. The asset flows may also result in low asset levels and high operating expense ratios for a Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the assets flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may
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over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Commodity Risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements or fluctuations, such as demand, supply disruptions and speculation, and changes in interest and exchange rates. The prices of commodity-linked derivative instruments also may be more volatile than the prices of investments in traditional equity and debt securities.
Correlation Risk. The effectiveness of a Portfolio’s equity index option overlay strategy may be reduced if the Portfolio’s equity portfolio holdings do not sufficiently correlate to that of the index underlying its option positions.
Currency Management Strategies Risk. Currency management strategies may substantially change a Portfolio’s exposure to currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the Manager expects. In addition, currency management strategies, to the extent that they reduce the Portfolio’s exposure to currency risks, may also reduce a Portfolio’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases a Portfolio’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments, as well as privately-negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to seek to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.
The use of derivatives is a highly specialized activity that involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:
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Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
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Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
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Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately-negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately-negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).
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Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify
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losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact, may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.
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Futures and Forward Contracts risk. The primary risks associated with the use of futures or forward contracts are: (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures or forward contract; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of securities or commodities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty to the futures or forward contract will default in the performance of its obligations. Additionally, not all forward contracts require a counterparty to post collateral, which may expose a Portfolio to greater losses in the event of a default by a counterparty.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets.  Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation.  Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by non-US investors, or that prevent non-US investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Exchange-Traded Funds (ETF) Risk. Unless otherwise indicated as a part of a Portfolio’s principal investment strategy, each Portfolio may temporarily invest up to 10% of its assets in ETFs during stressed and/or volatile market conditions. A Portfolio may invest in ETFs, including ETFs managed by PGIM Investments or the Portfolio’s Subadviser(s), as an efficient means of carrying out its investment strategies. As with mutual funds (i.e., funds that are not exchange-traded), ETFs charge asset-based fees and other expenses that a Portfolio will indirectly bear as a result
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of its investment in an ETF, including advisory fees paid by the underlying ETF (to the extent not offset by the Manager through accompanying management fee waivers for the Portfolio). ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, ETFs may be subject to the following risks: (i) the risk that the market price of an ETF’s shares may trade above or below its net asset value; (ii) the risk that an active trading market for an ETF’s shares may not develop or be maintained; (iii) substantially the same risks as those associated with the direct ownership of securities or other assets in which an underlying ETF invests; (iv) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; and (v) the risk that trading of an ETF’s shares may be halted if the listing exchange’s officials deem such an action appropriate, the shares are delisted from the exchange, or the activation of a market-wide “circuit breaker” (which are tied to large decreases in stock prices) halts stock trading generally. The price of an ETF can fluctuate, sometimes rapidly and materially, in response to market disruptions or changes in the ETF’s NAV, the value of ETF holdings and supply and demand for ETF shares, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
The ETFs may have a limited number of financial institutions that act as authorized participants (APs), none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem ETF shares, there may be a significantly diminished trading market for such shares. This circumstance may lead to shares of the ETF trading at a discount/premium to NAV, which may be substantial during periods of market stress, and may possibly result in trading halts and/or delisting of ETF shares. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
Exchange-Traded Notes Risk. Exchange-traded notes (ETNs) are subject to the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. ETNs are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN.
Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, Portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Portfolio securities can increase expenses.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.
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Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The downgrade of the credit of a security held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated to lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is
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included in Appendix I to the Statement of Additional Information (SAI). Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s Subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. Some, but not all, US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.
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Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent a Portfolio from taking advantage of other investment opportunities. In addition, liquidity risk refers to the risk that a Portfolio may not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, redemption requests by certain large shareholders such as institutional investors, or other reasons. Meeting such redemption requests may cause a Portfolio to have to liquidate portfolio securities at disadvantageous prices or times and/or unfavorable conditions and, thus, could reduce the returns of a Portfolio and dilute remaining investors’ interests. The reduction in dealer market-making capacity in fixed income markets that has occurred in recent years also has the potential to decrease liquidity.
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Interest rate risk. Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Changes in interest rates may also affect the liquidity of a Portfolio’s investments in fixed income securities. The risks associated with changing interest rates are heightened, given that interest rates in the US may increase, possibly suddenly and significantly, with unpredictable effects on the markets and a Portfolio’s investments. Volatility in interest rates and in fixed income markets may increase the risk that a Portfolio’s investment in fixed income securities will go down in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation. Decreases in interest rates create the potential for a decrease in income earned by a Portfolio. During periods of very low or negative interest rates, a Portfolio may be unable to maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates.
Focus Risk. To the extent that a Portfolio focuses its investments in particular countries, regions, industries, sectors, markets, or types of investments from time to time, the Portfolio may be subject to greater risks of adverse developments in such areas of focus than a portfolio that invests in a wider variety of countries, regions, industries, sectors, markets, or investments, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. As a result, a Portfolio may accumulate larger positions in such countries, regions, industries, sectors, markets, or types of investments and its performance may be tied more directly to the success or failure of a smaller group of related portfolio holdings than a portfolio that invests more broadly.
Foreign Custody Risk. If a Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each, a Subcustodian). Some foreign Subcustodians may be recently organized or new to the foreign custody business. In some countries, Subcustodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Portfolio’s ability to recover its assets if a
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Subcustodian enters bankruptcy or if other disputes or proceedings arise related to a Portfolio’s assets. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of US issuers. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.
Foreign investment risk includes the following risks:
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Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available.
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Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Economic, business, political, or social instability may affect investments in emerging markets differently, and often more severely, than investments in developed markets. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid and more difficult to value than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.
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Foreign market risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.
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Information risk. Financial reporting standards for companies based in foreign markets usually differ from, and may be less comprehensive than, those in the US.
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Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.
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Foreign market events risk. Many countries in certain parts of the world may be subject to a greater risk of natural disasters, outbreaks of infectious diseases and other public health threats that may reduce consumer demand, disrupt the global supply chain, result in travel restrictions and/or quarantines. And may generally have a significant effect on issuers based in foreign markets, issuers that operate in such markets and issuers that are dependent on others that operate in such markets. Recent examples include pandemic risks related to the coronavirus.
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Political and social risk. Political or social developments may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate
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profits. A Portfolio’s investments in foreign securities also may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.
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Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US. In general, less information is publicly available about foreign corporations than about US companies.
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Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.
Fund of Funds Risk. A Portfolio that is structured as a “fund of funds” invests primarily in a combination of underlying investment companies which we refer to as “Underlying Portfolios.” In addition to the risks associated with the investment in the Underlying Portfolios, these Portfolios are subject to the following risks:
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To the extent that a Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.
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The ability of a Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.
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A Portfolio will incur its pro rata share of the expenses of an Underlying Portfolio in which the Portfolio invests, such as investment advisory and other management expenses, and shareholders incur the operating expenses of these Underlying Portfolios.
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The performance of a Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares. For example, large purchases and redemptions may cause an Underlying Portfolio to hold a greater percentage of its assets in cash than other portfolios pursuing similar strategies, and large redemptions may cause an Underlying Portfolio to sell assets at inopportune times. Underlying Portfolios that have experienced significant redemptions may, as a result, have higher expense ratios than other portfolios pursuing similar strategies. The Manager and a Portfolio’s Subadviser(s) seek to minimize the impact of large purchases and redemptions of Underlying Portfolio shares, but their abilities to do so may be limited.
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There is a potential conflict of interest between a Portfolio and its Manager and a Portfolio’s Subadviser(s). Because the amount of the investment management fees to be retained by the Manager and their affiliates may differ depending upon which Underlying Portfolios are used in connection with a Portfolio, there is a potential conflict of interest for the Manager and a Portfolio’s Subadviser(s) in selecting the Underlying Portfolios. In addition, the Manager and a Portfolio’s Subadviser(s) may have an incentive to take into account the effect on an Underlying Portfolio in which the Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. Although the Manager and a Portfolio’s Subadviser(s) take steps to address the potential conflicts of interest, it is possible that the potential conflicts could impact the Portfolios.
Futures and Forward Contracts Risk. A Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Portfolio is required to deposit collateral (margin) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.
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The sale of a futures contract limits a Portfolio’s risk of loss through a decline in the market value of Portfolio holdings positively correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of Portfolio holdings negatively correlated with the futures contract held by the Portfolio increases rather than decreases, the Portfolio will realize a loss on the futures position.
The purchase of a futures contract may protect a Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that Portfolio securities decline in value or a Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, the Portfolio may realize a loss. In addition, forward contracts are individually negotiated and privately traded, so they are dependent on the credit worthiness of the counterparty and subject to counterparty default risk.
High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “high-yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit, call and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities at an advantageous time or price. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. High-yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio prior to maturity, which may result in the Portfolio having to reinvest the proceeds in other high-yield securities or similar instruments that may pay lower interest rates.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, a Portfolio may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better—or worse—than other segments of the stock market or the overall stock market. As a result, a Portfolio’s performance may at times be worse than the performance of other portfolios that invest in similar asset classes but employ different investment styles.
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.
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Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing a Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.
Leverage Risk. Leverage is the investment of borrowed cash. When using leverage, a Portfolio receives any profit or loss on the amount borrowed and invested, but remains obligated to repay the amount borrowed plus interest. The effect of using leverage is to amplify a Portfolio’s gains and losses in comparison to the amount of a Portfolio’s assets (that is, assets other than borrowed assets) at risk, thus causing the Portfolio to be more volatile and riskier than if it had not been leveraged. Certain transactions may give rise to a form of leverage. Examples of such transactions include borrowing, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. Certain types of leveraging transactions could theoretically be subject to unlimited losses in cases where a Portfolio, for any reason, is unable to close out the transaction. To mitigate leverage risk, a Portfolio may segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
Liquidity Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers, or where the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value.
Liquidity Allocation Risk. A Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in Underlying Portfolios or individual securities, as applicable, and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers, or where the securities are subject to limitations on transfer. In those cases, a Portfolio may have difficulty determining the values of those securities for the purpose of determining a Portfolio’s net asset value. A Portfolio also may have difficulty disposing of those securities at an advantageous time or at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. As a result, a Portfolio may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. Private equity investments and private real estate-related investments are generally classified as illiquid investments and generally cannot be readily sold. As a result, private real estate-related investments owned by a Portfolio may be valued at fair value pursuant to guidelines established by the Board. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, no assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment. A Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.
Loan Risk. The loans in which a Portfolio may invest are typically rated below investment grade or are unrated securities of similar quality. The loans in which a Portfolio may invest may not be (i) rated at the time of investment, (ii) registered with the Securities and Exchange Commission or (iii) listed on a securities exchange. The amount of public information available with respect to such loans may be less extensive than that available for more widely rated, registered or exchange-listed securities. Because no active trading market may exist for some of the loans in which a Portfolio may invest, such loans may be less liquid and more difficult to value than more liquid investments for which a trading market does exist. Portfolio transactions may take up to two or three weeks to settle, and in some
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cases much longer. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. As a result, sale proceeds potentially will not be available to a Portfolio to make additional investments or to use proceeds to meet its current redemption obligations. A Portfolio thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Because the interest rates of floating-rate loans in which a Portfolio may invest may reset frequently, if market interest rates fall, the loans’ interest rates will be reset to lower levels, potentially reducing a Portfolio’s income. Loans are also subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Portfolio could become a partial owner of such collateral if a loan is foreclosed, subjecting the Portfolio to costs associated with owning and disposing of the collateral. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.
Loan interests may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Portfolio may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Portfolio may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Market and Management Risk. Market risk is the risk that the markets in which a Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Portfolio to lose value. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Portfolio being unable to buy or sell certain securities at an advantageous time or accurately price its portfolio investments. In addition, a Portfolio may rely on various third-party sources to calculate its net asset value. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Portfolio’s calculations of its net asset value. Such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculations and/or the inability to calculate net asset values over extended periods. A Portfolio may be unable to recover any losses associated with such failures.
Management risk is the risk that the investment strategy or the Manager or a subadviser will not work as intended. All decisions by the Manager or a subadviser require judgment and are based on imperfect information. In addition, if a Portfolio is managed using a quantitative investment model, it is subject to the risk that the model may not perform as expected. Similarly, there can be no assurance that quantitative models or methods utilized by the Manager or a subadviser, or related data sources, will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on a Portfolio's ability to realize its investment objective. Moreover, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Manager or a subadviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.
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Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell the securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as mid-sized companies generally experience higher growth and failure rates, and typically have less access to capital.
Master Limited Partnerships Risk. A Portfolio may invest in MLPs. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. An investment in MLPs also subjects the Portfolio to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
Non-Diversification Risk. A Portfolio is considered “diversified” if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer’s outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer, including changes in the market value of a single issuer’s securities and unfavorable market and economic developments. A non-diversified Portfolio is therefore more exposed to losses caused by a smaller group of portfolio holdings than a diversified Portfolio.
Portfolio Turnover Risk. A Subadviser generally does not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, a Subadviser may engage in active and frequent trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or yield differentials. A Portfolio’s turnover rate may be higher than that of other mutual funds due to a Subadviser’s investment strategies and the above-referenced asset transfer programs. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. A Portfolio may experience an increase in its portfolio turnover rate when the Portfolio’s portfolio is modified in connection with a change in a Subadviser.
Quantitative Model Risk. A Portfolio may use quantitative models as part of its investment process.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. Any errors, limitations, or imperfections in the development, implementation, and maintenance of the Subadviser’s quantitative analyses or models (for example, software or other technology malfunctions or programming inaccuracies), or in the data on
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which they are based, including the Subadviser’s ability to timely update the data, could adversely affect the Subadviser’s effective use of such analyses or models, which in turn could adversely affect a Portfolio’s performance. A model that has been formulated on the basis of past market data may not be predictive of future price movements. There can be no assurance that these methodologies will produce the desired results or enable a Portfolio to achieve its objective.
Real Asset Risk. The real asset industries in general can be significantly affected by a variety of factors, including exploration and production spending; government regulation or deregulation; energy conservation; changes in tax laws and government regulations; raw materials prices, energy prices and the supply and demand for oil and gas; interest rates; commodity prices; international monetary and political developments such as currency devaluations or revaluations; and central bank movements.
The rate of earnings growth of natural resource companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall and mining companies can suffer from resource availability, governmental restrictions, and fluctuations in supply and demand.
Exposure to the commodities markets may subject a Portfolio to greater volatility than investments in traditional securities. The values of investments related directly to commodities may be affected by changes in overall market movements, commodity index volatility, interest rates, and other factors such as drought, floods, weather, tariffs and international economic, political and regulatory developments.
Real Estate Risk. Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, construction delays and the supply of real estate generally, extended vacancies of properties, and the management skill and credit worthiness of the issuer. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or purchases. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.
Regulatory Risk. Each Portfolio is subject to a variety of laws and regulations which govern its operations. Each Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. Changes in laws and regulations may materially impact a Portfolio, a security, business, sector or market. For example, changes in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, or may impact a Portfolio’s investment policies and/or strategies, or may reduce the attractiveness of an investment.
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Restricted Securities Risk. A Portfolio may invest in restricted securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities, such as those normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933.
Restricted securities may be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, an insufficient number of eligible buyers interested in purchasing restricted securities at a particular time could adversely affect their marketability and a Portfolio may be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. A Portfolio may invest in restricted securities determined to be liquid as well as those determined to be illiquid. Even if determined to be liquid, a Portfolio’s holdings of restricted securities may increase the level of Portfolio illiquidity to the extent that eligible buyers become unable or unwilling, for a time, to purchase them. Issuers of restricted securities are not subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded. Thus, a Portfolio investing in restricted securities may be less able to predict future losses. In addition, if a Portfolio’s management receives material nonpublic information about an issuer of a restricted security, the Portfolio may be unable to sell the security when it would otherwise be advantageous to do so and, as such, could incur a loss. Restricted securities also may be difficult to value because market quotations may not be readily available, and the values of such securities may have significant volatility. When registration of a security is required, a Portfolio may have to bear all or part of the registration expenses and the risk of substantial delays in effecting the registration. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the Portfolio.
Short Sale Risk. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a security’s price would be expected to rise. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.
Small Sized Company Risk. Securities of small sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Small and Medium Sized Company Risk. Securities of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller and medium sized companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
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Sovereign Debt Securities Risk. Investing in sovereign debt securities exposes a Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by a Portfolio. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.
US Government Securities Risk. US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury. Further, the US Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US Government may default on payments on certain US Government securities, including those held by a Portfolio (including the PSF PGIM Government Money Market Portfolio), which could have a negative impact on the Portfolio. An increase in demand for US Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.
Value Style Risk. Value style investing attempts to identify companies that are believed to be undervalued. Value stocks typically have prices that are low relative to factors such as the company’s earnings, cash flow or dividends. Since a Portfolio may invest significantly in value stocks or use a value investment style, there is the risk that value stocks or the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or at all or that a stock judged to be undervalued may actually appropriately priced or overvalued. A value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style. In addition, the Portfolio’s value investment style may go out of favor with investors, negatively affecting the Portfolio’s performance.
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HOW THE TRUST IS MANAGED
Board of Trustees
The Board oversees the actions of the investment managers and the Subadvisers and decides on general policies. The Board also oversees the Trust's officers who conduct and supervise the daily business operations of the Trust.
Investment Managers
PGIM Investments LLC 655 Broad Street, Newark, New Jersey, and AST Investment Services, Inc. One Corporate Drive, Shelton, Connecticut, serve as co-investment managers of the Trust. PGIM Investments serves as the sole investment manager for all other Portfolios covered by this Prospectus. When used in this Prospectus, the “Manager” refers to PGIM Investments with respect to all other Portfolios covered by this Prospectus. ASTIS has been in the business of providing advisory services since 1992. PGIM Investments has been in the business of providing advisory services since 1996.
The Trust's Investment Management Agreements, on behalf of each Portfolio, with PGIM Investments, (the Management Agreements), provide that the Manager will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the applicable Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
The Manager has engaged the Subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Trust has obtained an exemption from the SEC that permits the Manager, subject to approval by the Board, to change Subadvisers for a Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the Subadvisers by the Manager and the Board. The Manager also participates in the day-to-day management of several Portfolios, as noted both in the Summary section for the relevant Portfolios earlier in this Prospectus and the “Portfolio Managers” section later in this Prospectus.
If there is more than one Subadviser for a Portfolio, the Manager will determine the division of the assets for that Portfolio among the applicable Subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such Subadvisers as the Manager deem appropriate. The Manager may, in its sole discretion, change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.
Reallocations of assets among the Subadvisers and the Manager may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and the Manager select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or the Manager may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or the Manager buy a security as another Subadviser or the Manager sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.
A discussion regarding the basis for the Board's approval of the Management Agreements and subadvisory agreements is available in the Trust's semi-annual report for the period ended June 30.
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Investment Management Fees
Set forth below are the total effective annualized investment management fees paid (as a percentage of average net assets) net of waivers by each Portfolio of the Trust to the Manager during 2020:
Portfolio	Total Effective Annualized Investment Management Fees Paid
AST American Funds Growth Allocation Portfolio	0.34%
AST BlackRock 60/40 Target Allocation ETF Portfolio	0.25%
AST BlackRock 80/20 Target Allocation ETF Portfolio	0.26%
AST Dimensional Global Core Allocation Portfolio	-#
AST Franklin 85/15 Diversified Allocation Portfolio (formerly, AST Legg Mason Diversified Growth Portfolio)	0.64%
AST Global Bond Portfolio (formerly, AST Wellington Management Global Bond Portfolio)	0.59%
AST Prudential Flexible Multi-Strategy Portfolio	0.33%
AST QMA International Core Equity Portfolio	0.72%
AST T. Rowe Price Diversified Real Growth Portfolio	0.37%
Notes to Investment Management Fees Table:
# The management fee amount waived exceeded the management fee that would otherwise have been payable due to an expense cap.
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Investment Subadvisers
The Portfolios each have one or more investment Subadvisers providing the day-to-day investment management of each Portfolio. PGIM Investments also participates in the day-to-day management of several Portfolios, as noted in the “Portfolio Managers” section later in this Prospectus. The Manager pays each investment Subadviser a subadvisory fee out of the fee that the Manager receives from the Trust. The Subadvisers for each Portfolio of the Trust are described below:
AllianceBernstein, L.P. (AllianceBernstein) is a Delaware limited partnership, the majority limited partnership units in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (EQH), a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership. Including both the general partnership and limited partnership interests in AllianceBernstein Holding L.P. and AllianceBernstein, EQH and its subsidiaries have an approximate 65% economic interest in AllianceBernstein. AllianceBernstein's principal place of business is located at 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein is a leading global investment management firm managing client accounts totaling approximately $686 billion in assets as of December 31, 2020.
BlackRock Financial Management, Inc. (BlackRock Financial) is a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial is a registered investment adviser and a commodity pool operator organized in New York. BlackRock Inc. and its affiliates had approximately $8.68 trillion in assets under management as of December 31, 2020. BlackRock Financial is located at 55 East 52nd Street, New York, New York 10055.
Capital International, Inc. (Capital International) is a registered investment adviser and is a wholly owned subsidiary of Capital Group International, Inc. that is owned by Capital Research and Management Company (CRMC), a wholly owned subsidiary of The Capital Group Companies, Inc. The Capital Group Companies, Inc., is the parent company of several organizational entities, including Capital International and CRMC, (collectively, Capital Group) that provide investment management and related services. Capital Group had approximately $2.38 trillion in assets under management as of December 31, 2020. Capital International is located at 333 South Hope Street, Los Angeles, California 90071.
Dimensional Fund Advisors LP (Dimensional), located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, has been engaged in the business of providing investment management services since May 1981. Dimensional is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of December 31, 2020, assets under management for all Dimensional affiliated advisors totaled approximately $601 billion.
Franklin Advisers, Inc. (Franklin Advisers) is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2020, Franklin Resources, Inc. and its affiliates had approximately $1,498 billion in assets under management. Franklin Advisers is located at One Franklin Parkway, San Mateo, California 94403.
Goldman Sachs Asset Management, L.P. (GSAM)has been registered as an investment adviser with the SEC since 1990, is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC (Goldman Sachs). As of December 31, 2020, GSAM, including its investment advisory affiliates, had assets under supervision (AUS) of approximately $1.9 trillion. AUS includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs’ address is 200 West Street, New York, New York 10282-2198.
Goldman Sachs Asset Management International (GSAM International) is located at River Court 120 Fleet Street, London EC4A 2BE, England. GSAM International is regulated by the Financial Conduct Authority and has been a registered investment adviser since 1991 and is an affiliate of Goldman Sachs & Co. LLC (Goldman Sachs). As of
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December 31, 2020, GSAM, including its investment advisory affiliates, had approximately $1.9 trillion in assets under supervision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion.
Jennison Associates LLC (Jennison) is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2020, Jennison managed in excess of $224.2 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.
PGIM, Inc. (PGIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. The Fixed Income unit of PGIM (PGIM Fixed Income) is the principal public fixed income asset management unit of PGIM. As of December 31, 2020, PGIM had approximately $1.5 trillion in assets under management. PGIM's address is 655 Broad Street, Newark, New Jersey 07102.
PGIM Fixed Income is the primary public fixed-income asset management unit of PGIM, with $968 billion in assets under management as of December 31, 2020, and is the unit of PGIM that provides investment advisory services.*
PGIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: US and non-US government bonds, mortgages and asset-backed securities, US and non-US investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.
PGIM Limited is an indirect, wholly-owned subsidiary of PGIM. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of December 31, 2020, PGIM Limited managed approximately $67.9 billion in assets.
* PGIM Fixed Income’s assets under management includes PGIM Limited’s assets under management listed above.
QMA LLC (QMA) a registered investment adviser, is a wholly-owned and independently-operated subsidiary of PGIM, the global investment management businesses of Prudential Financial, Inc. QMA began managing multi-asset portfolios for institutional investors in 1975.As of December 31, 2020, QMA managed approximately $120.3 billion in quantitative equity and global multi-asset solutions for a global client base of pension funds, endowments, foundations, sovereign wealth funds and subadvisory accounts. With offices in Newark, San Francisco and London, QMA's primary address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.
QS Investors LLC (QS Investors) Effective July 31, 2020, QS is a wholly-owned indirect subsidiary of Franklin Resources, Inc. As of December 31, 2020, QS had approximately $19 billion in assets under management. QS is headquartered at 880 3rd Avenue, New York, New York 10022.
Brandywine Global Investment Management, LLC (Brandywine) Effective July 31, 2020, Brandywine is a wholly-owned indirect subsidiary of Franklin Resources, Inc. As of December 31, 2020, Brandywine had approximately $65.9 billion in assets under management. Brandywine’s address is 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.
ClearBridge Investments, LLC (ClearBridge) Effective July 31, 2020, Clearbridge is a wholly-owned indirect subsidiary of Franklin Resources, Inc. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages US and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of December 31, 2020, ClearBridge’s assets under management (including assets
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under management for ClearBridge and ClearBridge Investments Limited and its subsidiaries, which has integrated its business with that of ClearBridge) were approximately $177 billion, including $29 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.
Western Asset Management Company, LLC (WAMCO) & Western Asset Management Company Limited (WAML). WAMCO, established in 1971 and effective July 31, 2020, a wholly-owned indirect subsidiary of Franklin Resources, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCO and its supervised affiliates, including Western Asset Management Company Ltd. – Japan and Western Asset Management Company Pte. Ltd. – Singapore, were approximately $484.2 billion as of December 31, 2020. WAMCO's address is 385 East Colorado Boulevard, Pasadena, California 91101. Effective July 31, 2020, WAML is a wholly-owned indirect subsidiary of Franklin Resources, Inc. WAML acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 10 Exchange Place, London, England.
T. Rowe Price Associates, Inc. (T. Rowe Price) is a wholly-owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price and its affiliates managed approximately $1.47 trillion in assets as of December 31, 2020. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.
T. Rowe Price International Ltd (T. Rowe Price International) was organized in 2000 as a United Kingdom corporation and is a wholly owned subsidiary of T. Rowe Price. In 2010, the corporation changed its name from T. Rowe Price Global Investment Services Limited to T. Rowe Price International Ltd. T. Rowe Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also registered or licensed with the U.K. Financial Conduct Authority, the Kanto Local Finance Bureau, and the Financial Services Agency of Japan, among other regulators. T. Rowe Price International is headquartered in London at 60 Queen Victoria Street, London EC4N 4TZ United Kingdom, and has several other branch offices around the world.
T. Rowe Price Hong Kong Limited (Price Hong Kong), a wholly owned subsidiary of Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is responsible for marketing and client servicing of non-US clients based in certain Asian countries, including Hong Kong and Taiwan. Price Hong Kong is licensed with the SFC and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Price Hong Kong serves as a subadviser to registered investment companies and other commingled products for which Price International serves as adviser, and provides investment management services for other clients who seek to primarily invest in securities markets of the Asia-Pacific region (excluding Japan and Australia). Price Hong Kong’s address is 1 Connaught Place, Room 2101-2120, Jardine House 21st Floor, Central Hong Kong.
T. Rowe Price Japan, Inc. (T. Rowe Price Japan), a wholly owned subsidiary of T. Rowe Price International, was organized in 2017 as a Japanese corporation and commenced its operation in 2018. Prior to 2018, T. Rowe Price Japan operated as a branch of T. Rowe Price International (T. Rowe Price International – Tokyo Branch). T. Rowe Price Japan is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also licensed with the Japan Financial Services Agency. T. Rowe Price Japan serves as a subadviser to registered investment companies and other commingled products for which T. Rowe Price International and its affiliates serves as adviser, and provides investment management services for other clients who seek to invest in Japanese securities markets. T. Rowe Price Japan is headquartered in Tokyo at 1-9-2, Marunouchi, Chiyoda-ku, Tokyo, Japan.
T. Rowe Price Singapore Private Ltd. (T. Rowe Price Singapore) is a Singapore limited private company, organized in 2010 and a wholly owned subsidiary of T. Rowe Price International Ltd. (TRP International). TRP International is a UK corporation, organized in 2000, and is a wholly owned subsidiary of T. Rowe Price Associates Inc. T. Rowe Price Singapore had $1.4 billion in assets under management as of December 31, 2020. T. Rowe Price Singapore is headquartered in Singapore at 501 Orchard Road, #10-02 Wheelock Place, Singapore 238880.
Wellington Management Company LLP (Wellington Management) is a Delaware limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington
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Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2020, Wellington Management had investment management authority with respect to approximately $ $1.29 trillion in assets. The address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.
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Portfolio Managers
Information about the portfolio managers responsible for the day-to-day management of the Portfolios is set forth below.
In addition to the information set forth below, the SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Trust's Portfolios.
AST American Funds Growth Allocation Portfolio
The portfolio manager responsible for the day-to-day management of the Portfolio is Wesley K. -S. Phoa.
Mr. Phoa is a solutions portfolio manager at Capital Group. His focus is on fund of funds and multi-asset solutions. He has 27 years of investment experience and has been with Capital Group for 22 years. Mr. Phoa holds a PhD in pure mathematics from Trinity College at the University of Cambridge and a bachelor’s degree with honors from the Australian National University. He is an elected member of the Conference of Business Economists and the International Conference of Commercial Bank Economists. He sits on the editorial board of The Journal of Portfolio Management.
AST BlackRock 60/40 Target Allocation ETF Portfolio
AST BlackRock 80/20 Target Allocation ETF Portfolio
The portfolio managers from BlackRock who are jointly and primarily responsible for the day-to-day management of each Portfolio are Michael Gates and Greg Savage, CFA.
Michael Gates, Managing Director, heads Managed Portfolio Solutions in the Americas for BlackRock Multi-Asset Strategies group and is the lead portfolio manager for the Target Allocation mutual funds. Mr. Gates also serves as Head of the Investments at FutureAdvisor, responsible for investment oversight for the Future Advisor business. Mr. Gates’ tenure with BlackRock dates back to 1999, including his years with Barclays Global Investors (BGI). Since 2009 Michael has served as a member of the Multi-Asset Strategies group, as well as BlackRock Global Trading Group. Prior to 2009, at BGI, Michael worked in a variety of research roles, focused on fixed income and alternative investment strategies. Previous to joining the firm, Mr. Gates worked as an analyst responsible for equity risk models at Barra.
Mr. Gates earned his MS in Economics from the University of California, Davis, and a BS, with honors, from the University of California, Davis.
Greg Savage, CFA, Managing Director, is the Head of the Americas Index Asset Allocation team within BlackRock’s ETF and Index Investment Group. He is responsible for overseeing the management of the LifePath Target Date Funds as well as a wide range of fund of funds for both Institutional and Defined Contribution clients. Previously, Greg was the Head of iShares Equity Portfolio Management team within BlackRock’s Index Equity team where he was responsible for overseeing the management of the Americas listed iShares equity funds. Mr. Savage's service with the firm dates back to 1999, including his years with BGI, which merged with BlackRock in 2009. At BGI he was a senior portfolio manager and team leader in the iShares Index Equity Portfolio Management Group and was previously a transition manager in the Transition Management Group. Prior to BGI, Mr. Savage worked at Pacific Investment Management Company from 1997 to 1999 in various roles.
Mr. Savage earned a BS degree in Accounting from the University of Colorado at Boulder in 1994.
AST Dimensional Global Core Allocation Portfolio
The Dimensional portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Jed S. Fogdall, Allen Pu, CFA, PhD, Mary T. Phillips, CFA, David A. Plecha, CFA and Joseph Kolerich.
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Jed S. Fogdall is Global Head of Portfolio Management, a Senior Portfolio Manager and Vice President of Dimensional and the Chairman of the Investment Committee. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined DFA as a portfolio manager in 2004.
Allen Pu, CFA, PhD, is Deputy Head of Portfolio Management, North America, a Senior Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Pu has an MBA from the University of California, Los Angeles, an MS and PhD from Caltech, and a BS from Cooper Union for the Advancement of Science and Art. Mr. Pu joined DFA as a portfolio manager in 2006.
Mary T. Phillips, CFA, is Deputy Head of Portfolio Management, North America, a Senior Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Ms. Phillips holds an MBA from the University of Chicago Booth School of Business and a BA from the University of Puget Sound. Ms. Phillips joined DFA in 2012 and has been a portfolio manager since 2014.
David A. Plecha, CFA, is Global Head of Fixed Income Portfolio Management, a Senior Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Plecha received his BS from the University of Michigan at Ann Arbor in 1983 and his MBA from the University of California at Los Angeles in 1987. Mr. Plecha has been a portfolio manager since 1989.
Joseph Kolerich is Head of Fixed Income, Americas, Senior Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Kolerich has an MBA from the University of Chicago Booth School of Business and a BS from Northern Illinois University. Mr. Kolerich joined DFA as a portfolio manager in 2001.
AST Franklin 85/15 Diversified Allocation Portfolio (formerly, AST Legg Mason Diversified Growth Portfolio)
The portfolio managers from QS Investors with joint and primary responsibility for managing the Portfolio by allocating among various investment strategies are Thomas Picciochi and Lisa Wang. Biographies for Mr. Picciochi and Ms. Wang are provided below.
Thomas Picciochi, CAIA, serves as SVP/Co-Head of Asset Allocation Portfolio Management. Mr. Picciochi has managed portfolios for 20 years and currently manages a collection of target risk and target date multi-asset funds and separate accounts. Mr. Picciochi has been previously responsible for multi-asset portfolio management and trading at QS Investors since 2010. Mr. Picciochi was formerly a senior portfolio manager for Deutsche Asset Management’s Quantitative Strategies group, and member of the Global Tactical Asset Allocation Investment Oversight Committee and portfolio manager for Absolute Return Strategies from 1999 to 2010. Prior to joining Deutsche Asset Management, Mr. Picciochi held various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management over a 13 year period. Mr. Picciochi received his BA and MBA from the University of Miami.
Lisa Wang, CFA, serves as a Portfolio Manager on the Asset Allocation Portfolio Management team and is responsible for multi-asset portfolio management and trading. Ms. Wang has been part of the multi-asset portfolio management team at QS Investors since 2014. Ms.Wang was formerly an ETF market maker and portfolio trader at Deutsche Bank from mid-2011 to mid-2014. Prior to obtaining her MBA, she was a research analyst at Gleacher Fund Advisors, a multi-strategy fund of hedge funds from 2006 to 2008. She has a BA and BS from SUNY Binghamton and an MBA from The University of Chicago Booth School of Business.
AST Global Bond Portfolio (formerly, AST Wellington Management Global Bond Portfolio)
PGIM Investments. Brian Ahrens, Andrei Marinich, CFA, Todd L. Kerin and Saleem Z. Banatwala, CFA are jointly and primarily responsible for the Portfolio’s asset allocations. Biographies for Messrs. Ahrens, Marinich, Kerin and Banatwala are provided below.
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Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, CFA, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments’ Strategic Investment Research Group (SIRG). This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.
Todd L. Kerin is a Vice President and member of SIRG’s Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
Saleem Z. Banatwala, CFA joined PGIM Investments in February 2013 as a research analyst focused on Portfolio Construction with SIRG. Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans. In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX. He is a CFA charter holder and a member of the CFA Society New York.
AllianceBernstein Segment. The AllianceBernstein co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by AllianceBernstein are Scott DiMaggio, CFA, Matthew Sheridan, CFA, and John Taylor. Biographies for Messrs. DiMaggio, Sheridan and Taylor are provided below.
Scott DiMaggio, CFA. Mr. DiMaggio serves as Director of both Global Fixed Income and Canada Fixed Income, and is a member of the Absolute Return portfolio management team. Prior to joining the Fixed Income team, he performed quantitative investment analysis, including asset-liability, asset-allocation, return attribution and risk analysis. Before joining the firm in 1999, Mr. DiMaggio was a risk management market analyst at Santander Investment Securities. He also held positions as a senior consultant at Ernst & Young and Andersen Consulting. Mr. DiMaggio holds a BS in business administration from the State University of New York, Albany, and an MS in finance from Baruch College. He is a member of the Global Association of Risk Professionals and a CFA charterholder.
Matthew Sheridan, CFA. Mr. Sheridan is a Portfolio Manager and member of the Absolute Return, Global Fixed Income, and Emerging Market Debt portfolio management teams. He primarily focuses on quantitative reporting, duration maintenance, and short-term cash management. Mr. Sheridan joined Alliance Capital in 1998 and previously worked in the firm’s Structured Asset Securities Group. He holds a BS in finance from Syracuse University and is a CFA charterholder.
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John Taylor is Co-Head of European Fixed Income and Director of Global Multi-Sector at AB. He is a member of the Global Fixed Income, UK and European Fixed Income and Absolute Return portfolio-management teams. As a member of the Absolute Return portfolio-management team, Taylor is also the Lead Portfolio Manager across the Diversified Yield Plus Strategies. Prior to this, he was responsible for the management of single-currency portfolios. Taylor joined the firm in 1999 as a fixed-income trader, and was named in Financial News’ “40 under 40 Rising Stars in Asset Management” in 2012. He holds a BSc (Hons) in economics from the University of Kent. Location: London
Goldman Segment. The Goldman co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by Goldman are Simon Dangoor and Hugh Briscoe. Biographies for Messrs. Dangoor and Briscoe are provided below.
Simon Dangoor, Managing Director, Head of Macro Rates Investing. Simon is head of Macro Rates Investing within Goldman Sachs Asset Management’s Fixed Income team and leads the team’s range of macro-focused directional and relative value strategies within Developed Market rates. He is also responsible for leading the Government and Swap Strategy that focuses on relative value opportunities in government, agency, interest rate swaps and inflation markets. Simon is a member of the Fixed Income Strategy Group, which oversees Global Fixed Income and Currency portfolios. Previously, he led the Country Strategy, a component of Macro Rates Strategies that focuses on cross-market interest rate and sovereign risk opportunities. Simon joined Goldman Sachs as an analyst in 2004 and was named managing director in 2011. Simon earned a BA in Natural Sciences from the University of Cambridge in 2004. He is a CFA charterholder.
Hugh Briscoe, Managing Director, Global Fixed Income Portfolio Manager. Hugh is a global fixed income portfolio manager in Goldman Sachs Asset Management (GSAM). He is a member of the Investment Committee of the Goldman Sachs UK Defined Benefit Pension Scheme. Previously, Hugh was a portfolio manager in GSAM’s Global Liquidity Management team. He joined Goldman Sachs in 2005 as an executive director and was named managing director in 2017. Prior to joining the firm, Hugh served in the British Army for 12 years. Hugh serves on the finance committee of the Special Air Service Association. Hugh earned a BA (Hons) Philosophy from Bristol University in 1992 and a masters degree in Defence Studies from the College Interarmées De Défence, Paris in 2003.
Wellington Segment. The Wellington co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by Wellington are Mark Sullivan and Edward Meyi. Biographies for Messrs. Sullivan and Meyi are provided below.
Mark Sullivan, CFA, CMT, Senior Managing Director and Fixed Income Portfolio Manager. Mr. Sullivan is a portfolio manager and leader of the Global Bond team. In his role, he focuses on manager selection, allocation, and risk management across the team’s multi-strategy investment process. As the manager of portfolio managers, he is responsible for the aggregate risk and investment results within portfolios. In addition, he focuses on business and talent management as the leader of the investment team. Mr. Sullivan joined Wellington in 1999 as a project analyst in Global Relationship Management before becoming a quantitative analyst in the Fixed Income Group. He has been a member of the Global Bond team since 2002. Mark received his BA from Colgate University in 1999. In addition, he holds the Chartered Financial Analyst and Chartered Market Technician designations.
Edward Meyi, FRM, Managing Director and Fixed Income Portfolio Manager. Mr. Meyi is a fixed income portfolio manager and member of Wellington’s Global Bond Team. He manages global fixed income portfolios for clients worldwide, including central bank, sovereign wealth fund, pension fund, and mutual fund clients of the firm. Prior to joining the firm in 2002, Mr. Meyi worked at Putnam, BlackRock, Scudder Kemper, and Investors Bank & Trust. Mr. Meyi earned his BA in history from Middlebury College in 1996 and is certified by the Global Association of Risk Professionals as a Financial Risk Manager (FRM).
AST Prudential Flexible Multi-Strategy Portfolio
Biographies for each of the portfolio managers of the Subadvisers that are jointly and primarily responsible for the day-to-day management of the Portfolio are provided below.
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QMA (Asset Allocation, Equities and Overlay Tactical Strategies)
Edward L. Campbell, CFA, is a Managing Director and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. As the Director of Dynamic Asset Allocation, he is responsible for portfolio management, analysis, and economic and market valuation research, and he oversees a team of investment professionals. Ed also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as a Portfolio Manager and Senior Analyst for PGIM Investments’ Strategic Investment Research Group (SIRG). Previously, Ed was a Partner and Vice President at Trilogy Advisors. He earned a BS in economics and international business from The City University of New York and an MBA in finance, global business and organizational leadership from the New York University Stern School of Business.
Devang Gambhirwala is a Principal and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, he is responsible for portfolio management, analysis and research. Prior to joining QMA, Devang worked as a Quantitative Research Analyst and Assistant Portfolio Manager for PGIM, Inc. He earned a BS in computer and information sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.
Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining QMA, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a BS and MBA in finance from Rutgers University. Joel is a member of the New York Society of Security Analysts.
Edward F. Keon, Jr. is a Managing Director and Chief Investment Strategist for QMA’s Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. He also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was repeatedly voted onto Institutional Investor’s All-American Research Team, and as a Senior Vice President at I/B/E/S International Inc. Ed is a board member of the Chicago Quantitative Alliance, where he heads the committee to develop sound practices in quantitative investment management. He earned a BS in industrial management from the University of Massachusetts Lowell and an MBA in finance and marketing from the Massachusetts Institute of Technology Sloan School of Management.
Lorne Johnson, PhD, is a Managing Director and Portfolio Manager working within the Global Multi-Asset Solutions team. As the Director of Institutional Solutions, he serves as a subject matter expert, and performs research and analysis for Global Multi-Asset Solutions portfolios. Prior to joining QMA, Lorne was a Senior Portfolio Manager at State Street Global Advisors’ Investment Solutions Group with a focus on managing tactical asset allocation portfolios. Previously, Lorne was a Portfolio Manager at CalPERS and Numeric Investors, a Senior Portfolio Manager at ABP Investments, and an Economist at Caxton Associates. He earned a BA in both public administration and history at California State University, an MA in applied economics at San Jose State University and an MA and PhD in economics at the University of Washington.
Jennison (Natural Resources Strategy)
John “Jay” Saunders and Neil P. Brown, CFA, are the portfolio managers of the Natural Resources segment of the Portfolio.
Jay Saunders is a Managing Director and a global natural resources equity portfolio manager and research analyst. He joined Jennison in October 2005. Prior to joining Jennison, he was as a vice president on the global oil team at Deutsche Bank Securities covering North American integrated oils, independent refiners, and exploration and production companies. Prior to that, Mr. Saunders worked at several publications reporting on a range of oil- and energy-related topics. He earned a BA from the College of William and Mary and an MA in journalism from American University.
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Neil P. Brown, CFA, is a Managing Director and a global natural resources equity portfolio manager and research analyst. He joined Jennison in November 2005. Prior to joining Jennison, Mr. Brown covered the oil and natural gas exploration and production sector as an equity research associate/analyst at Deutsche Bank Securities for five years. Mr. Brown earned a BA in mathematics and history from Duke University and he holds the Chartered Financial Analyst (CFA) designation.
The portfolio managers for the Natural Resources segment of the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
Jennison (MLP Strategy)
Ubong “Bobby” Edemeka and Shaun Hong, CFA are the portfolio managers of the MLP Strategies segment of the Portfolio.
Ubong “Bobby” Edemeka is a Managing Director and an income and infrastructure portfolio manager. He joined Jennison in March 2002. Prior to joining Jennison, Mr. Edemeka was with Goldman Sachs as a sell-side research analyst on the US Power & Utilities team. Prior to that, he was an analyst on the global utilities team at SSB Citi Asset Management Group. Mr. Edemeka began his career as an analyst for the Prudential Utility Fund (now PGIM Jennison Utility Fund). Mr. Edemeka earned a BA in government from Harvard University.
Shaun Hong, CFA, is a Managing Director and an income and infrastructure portfolio manager. He joined Prudential (now PGIM) in 1999 as an analyst in Prudential's public equity unit responsible for the power, natural gas, and telecommunications industries, and in September 2000 when Prudential’s public equity asset management capabilities were transferred to Jennison, he joined Jennison. Prior to joining Prudential, Mr. Hong was a research analyst at Equinox Capital Management where he covered the utility, consumer products, commodities, and technology sectors. Mr. Hong began his career as a research analyst covering telecommunications and technology companies at Parker/Hunter. He earned a BS in industrial management from Carnegie Mellon University and he holds the Chartered Financial Analyst (CFA) designation.
The portfolio managers for the MLP Strategies segment of the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
PGIM Fixed Income (Fixed Income Investment Strategy)
Michael J. Collins, CFA, is a Managing Director and Senior Portfolio Manager for Core, Core Plus, Absolute Return, and other Multi-Sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at the Firm in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from Binghamton University and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI). He currently serves as the Treasurer on the Board of CEA, a non-profit that provides education and employment for people with disabilities. Mr. Collins was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.
Robert Tipp, CFA, is a Managing Director, Chief Investment Strategist, and Head of Global Bonds for PGIM Fixed Income. In addition to co-managing the global multi-sector strategies, Mr. Tipp is responsible for global rates positioning for Core Plus, Absolute Return, and other portfolios. Mr. Tipp has worked at the Firm since 1991, where he has held a variety of senior investment manager and strategist roles. Prior to joining the firm, he was a Director in
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the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Before that, Mr. Tipp was a Senior Staff Analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.
Craig Dewling is the Deputy Chief Investment Officer and Head of Multi-Sector, Liquidity and Strategy at PGIM Fixed Income. As Deputy CIO, Mr. Dewling has broad oversight related to trading processes and policies for the firm. In addition, he has portfolio management oversight for multi-sector, core conservative, Japan core bond, global rates, mortgages, insurance strategies, money market strategies and liability-driven investing. Mr. Dewling is also responsible for management of the firm's macroeconomic research and oversees the firm's chief investment strategist. He has specialized in mortgage-backed securities since 1991. Earlier, he was a taxable bond generalist for the Firm's proprietary accounts, specializing in U.S. Treasuries and agencies. Mr. Dewling joined the Firm in 1987 in the Securities Systems Group. Mr. Dewling received a BS in Quantitative Business Analysis from The Pennsylvania State University and an MBA in Finance from Rutgers University.
Gary Wu, CFA, is a Principal and a US Government Portfolio Manager for PGIM Fixed Income's Multi-Sector and Liquidity Team. He has been responsible for managing US Treasury products since joining the Team in 2000. Previously, Mr. Wu was a portfolio manager on PGIM Fixed Income’s Money Markets Desk. From 1997 to 1999, Mr. Wu was a risk analyst in PGIM Fixed Income’s quantitative research group. Mr. Wu joined the Firm in 1994 in the Guaranteed Products Unit, where he was responsible for annuity pricing. Mr. Wu received a BS in Business Administration and Mathematics from The State University of New York, at Albany. He holds the Chartered Financial Analyst (CFA) designation.
Mick Meyler is a Principal for PGIM Fixed Income's Developed Market Rates team, specializing in government securities, futures and interest rate swaps/derivatives. Mr. Meyler joined the Firm in 2017 and assists with managing overall portfolio strategy, performs quantitative analysis, and designs and implements risk positions. Most recently, Mr. Meyler was with Nomura Securities where he was a Director in Interest Rate Sales focused on relative value and macro sales. Prior to that he was a portfolio manager at Citigroup's Proprietary Trading business and then at Nomura Securities' Proprietary Trading business where he implemented and managed relative value trading strategies in government securities and interest rate swaps/options. Mr. Meyler began his career in Capital Markets in 2001 in an Interest Rates Sales role at Lehman Brothers. Mr. Meyler received an BA in Economics from Rutgers University and an MBA with a concentration in Quantitative Finance from the University of Chicago.
Scott Donnelly, CFA, is a Vice President and a U.S. government portfolio manager for PGIM Fixed Income's Multi-Sector and Liquidity Team. Prior to his current role, Mr. Donnelly was a Sr. Investment Vice President for the Firm’s Global Portfolio Management unit, overseeing the portfolio management activities within its Asia ex-Japan and European insurance operations. Mr. Donnelly started his career with the Firm in 2007 in the Institutional Investment Products group. Previously, he held portfolio management and actuarial roles at MetLife. Scott received a BS in Finance from St. Joseph's University and MBA from New York University. He holds the Chartered Financial Analyst (CFA) designation.
AST QMA International Core Equity Portfolio
QMA uses a team of portfolio managers and analysts to manage the Portfolio. The following portfolio managers share joint and primary responsibility for managing the Portfolio's day-to-day activities:
Wen Jin, PhD, CFA, is a Managing Director and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, he is responsible for portfolio management, analysis and research. Prior to joining QMA, Wen was a Portfolio Manager and the Head of Quantitative Strategy and Trading at Aristeia Capital Management, where he oversaw derivatives valuation, quantitative trading strategy development and portfolio management. Previously, Wen was a Senior Quantitative Strategist in the options trading group at Citadel Investment Group, where he was responsible for the development of equity option arbitrage and volatility arbitrage strategies. Wen’s articles have
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appeared in the Journal of Accounting Research and Wall Street Horizon, among other leading publications. He earned a BS in physics from University of Sciences and Technology of China, and an MA and PhD in physics from Columbia University.
Vlad Shutoy is a Principal and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, he is responsible for portfolio management, analysis and research. Prior to joining QMA, Vlad worked at Bloomberg, LP, where he led a team responsible for building predictive equity models for top-tier institutional investors. Previously, Vlad worked as a Quantitative Analyst for the Quantitative Investment Strategies team at Goldman Sachs Asset Management, where he developed proprietary equity models for short-term trading strategies, and at ING Investment Management. He earned a BS in computer engineering and an MS in computer science and financial engineering from the New York University Tandon School of Engineering.
Stacie Mintz, CFA, is a Managing Director, Co-Head of the Quantitative Equity team and Portfolio Manager for QMA. In this capacity, she leads the portfolio managers on the Quantitative Equity team. She is responsible for enhancements to the Quantitative Equity models and portfolio analytic tools. Prior to her current role, she served as the Head of Equity Portfolio Management for QMA. Previously, Stacie was a member of the former Asset Allocation team where she was responsible for several retail and institutional portfolios. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.
Ken D’Souza, CFA, is a Vice President and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, he is responsible for portfolio management, analysis and research. Prior to joining QMA, Ken managed emerging markets portfolios as a Quantitative Analyst at Batterymarch, and held various roles in engineering, management and product development at Shaw Industries Group, a subsidiary of Berkshire Hathaway. Ken earned a BS in chemical engineering from the Georgia Institute of Technology, an MS in both management science and engineering from Stanford University and an MBA from the University of Chicago. He has served on the Board of Directors of the CFA Society of Boston and is an officer and member of the Board of Directors of the Society of Quantitative Analysts.
AST T. Rowe Price Diversified Real Growth Portfolio
T. Rowe has an Investment Advisory Committee that is responsible for the day-to-day management of the Portfolio and developing and executing the Portfolio’s investment program. Charles M. Shriver, CFA and Toby M. Thompson, CFA, CAIA are Co-Chairmen of the Investment Advisory Committee and are jointly and primarily responsible for implementing and monitoring the Portfolio’s investment strategy, as well as the allocation of the Portfolio’s assets. Biographies for Messrs. Shriver and Thompson are provided below:
Charles M. Shriver is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a portfolio manager for several asset allocation portfolios within the Multi-Asset Division. He is the president of the Global Allocation, Balanced, Spectrum, and Personal Strategy Funds and chairman of their Investment Advisory Committees. Charles is also a member of the Investment Advisory Committee for the Real Assets Fund. He is cochair of the Asset Allocation Committee and has been with the firm since 1991. Charles earned a BA in economics and rhetoric/communications studies from the University of Virginia, an MSF in finance from Loyola University Maryland, and a graduate diploma in public economics from Stockholm University. He has earned the Chartered Financial Analyst designation.
Toby M. Thompson is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a portfolio manager within the Multi-Asset Division. He serves as co-portfolio manager of the Managed Volatility Strategy and is a member of the Investment Advisory Committees of the Global Allocation Fund, Balanced Fund, Personal Strategy Funds, and Spectrum Funds. Prior to joining the firm in 2007, he served as director of investments of the I.A.M. National Pension Fund. Before joining the I.A.M. National Pension Fund, Toby was a principal with Brown Investment Advisory, where he worked in fixed income research, served as director of open architecture and
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asset allocation, and was a member of the firm's Strategic Investment Committee. Toby earned a BS in business and economics from Towson University and an MBA in finance from Loyola University Maryland. He has earned his Chartered Financial Analyst (CFA) and Chartered Alternative Investment Analyst (CAIA).
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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
Purchasing and Redeeming PORTFOLIO Shares
Investments in a Portfolio are made through certain variable life insurance and variable annuity contracts. Together with this Prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. The Trust does not provide investment advice. You should contact your financial advisor for advice regarding selection of Portfolios.
Each Portfolio typically expects to pay redemption proceeds within three days after receipt of a proper notice of the redemption request. However, it may take a Portfolio up to seven days to pay redemption proceeds. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Under normal circumstances, each Portfolio typically expects to meet redemption requests by using cash or cash equivalents or proceeds from the sale of portfolio securities (or a combination of these methods). Each Portfolio reserves the right to use borrowing arrangements that may be available from time to time. The use of borrowings in order to meet redemption requests is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of a Portfolio’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances. The Portfolios’ use of redemptions in-kind is discussed below.
Redemption in Kind
The Trust may pay the redemption price to shareholders of record (generally, the Participating Insurance Company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.
If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally a Participating Insurance Company separate account. The procedures do not affect payments by a Participating Insurance Company to a contract owner under a variable contract.
Frequent Purchases or Redemptions of Portfolio Shares
The Trust is part of the group of investment companies advised by PGIM Investments that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the PGIM Investment funds). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PGIM Investment funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PGIM Investment funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PGIM Investment funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PGIM Investment fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.
Similarly, the PGIM Investment funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PGIM Investment fund shares held by other investors. To the extent a Portfolio invests in foreign securities, a Portfolio may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the
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fund calculates its own share price. To the extent a Portfolio invests in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, a Portfolio may also constitute an effective vehicle for an investor’s frequent trading strategies.
The Boards of Directors/Trustees of the PGIM Investment funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not sell its shares directly to the public. Instead, Portfolio shares are sold only to Participating Insurance Company separate accounts that fund variable annuity contracts and variable life insurance policies. Therefore, Participating Insurance Companies, not the Trust, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Trust's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual contract owners.
Under the Trust's policies and procedures, the Trust has notified each Participating Insurance Company that the Trust expects the Participating Insurance Company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and three insurance companies not affiliated with Prudential. The Trust may add additional Participating Insurance Companies in the future. The Trust receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Trust has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares; and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust's frequent trading policies and procedures. The Trust and its transfer agent each reserve the right, in its sole discretion, to reject all or a portion of a purchase order from a Participating Insurance Company for any reason or no reason. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.
The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.
Certain of the Portfolios structured as a fund of funds (the Funds of Funds) invest primarily or exclusively in other Portfolios of the Trust that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Fund Portfolios. The policies that have been implemented by the Participating Insurance Companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Fund Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Fund Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Fund Portfolio shares may be disruptive to the management of an Underlying Fund Portfolio because such transactions may: (i) cause the Underlying Fund Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Fund Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.
Certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized algorithmic asset transfer programs. Under these algorithmic asset transfer programs, the Participating Insurance
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Companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.
As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving “flat” returns over a period of time will cause Participating Insurance Companies to transfer some or all of such contract owner's account value to certain fixed income Portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in certain investments.
The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of certain Portfolios. Such asset transfers could adversely affect a Portfolio’s investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio’s investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds. As such, asset transfers could also adversely affect a Portfolio’s risk profile or expenses.
The operation of the asset flows depend on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended, which could adversely affect performance.
Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Trust or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.
For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.
Net Asset Value
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is typically based on the next calculation of the NAV after the order is received in good order. The NAV of each Portfolio is typically determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. Eastern time). The Trust will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. if the particular disruption directly affects only the NYSE. The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Trust's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Trust may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are
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primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PGIM Investments (or a Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Trust's NAV, we will value the Trust's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.
Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances that make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.
The NAV for each of the Portfolios is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. Each business day, each Portfolio’s current NAV per share is transmitted electronically to Participating Insurance Companies that use the Portfolios as underlying investment options for Contracts.
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PGIM Investments or a Subadviser, as available, to be over-the-counter, shall be valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
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Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities that are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
All short-term debt securities held by the Portfolios, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Distributor & DISTRIBUTION ARRANGEMENTS
The Trust offers a single class of shares on behalf of each Portfolio. Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).
The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio. No 12b-1 fee is charged for the assets of Portfolios that are invested in other portfolios of the Trust. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The maximum annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio. Because these fees are paid out of each covered Portfolio’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.
PAD may receive payments from certain subadvisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the subadvisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the subadvisers with increased access to persons involved in the distribution of the Contracts. PAD also may receive marketing support from the subadvisers in connection with the distribution of the Contracts.
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OTHER INFORMATION
Federal Income Taxes
Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Owners of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.
Monitoring for Possible Conflicts
The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Trust will monitor the situation and, in the event that a material conflict does develop, the Trust would determine what action, if any, to take in response.
Disclosure of Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the SAI and on the Trust's website at www.prudential.com/variableinsuranceportfolios.
Payments to Affiliates
PGIM Investments and ASTIS and their affiliates, including a subadviser or PAD, may compensate affiliates of PGIM Investments and ASTIS, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts that offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing materials that discuss the contracts, available options, and the Portfolios.
The amounts paid depend on the nature of the meetings, the number of meetings attended by PGIM Investments or ASTIS, the Subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PGIM Investments’, ASTIS’, the Subadviser's or PAD’s participation. These payments or reimbursements may not be offered by PGIM Investments, ASTIS, Subadvisers, or PAD and the amounts of such payments may vary between and among PGIM Investments, ASTIS, the Subadviser and PAD, depending on their respective participation.
With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.
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FINANCIAL HIGHLIGHTS
Introduction
The financial highlights that follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.
The financial highlights for the period ended December 31, 2020 are derived from each Portfolio’s financial statements, which were audited by PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm for such fiscal year, whose reports thereon were unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended December 31, 2020 was audited by KPMG LLP, the Trust's prior independent registered public accounting firm. The Trust’s financial statements are included in the Trust’s annual reports to shareholders, which are available upon request.
AST American Funds Growth Allocation Portfolio
	Year Ended December 31,		April 30, 2018(a) through December 31, 2018
	2020	2019
Per Share Operating Performance(b):
Net Asset Value, beginning of Period	$11.68	$9.55	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.11	0.21	0.46
Net realized and unrealized gain (loss) on investment transactions	2.46	1.92	(0.91)
Total from investment operations	2.57	2.13	(0.45)
Net Asset Value, end of Period	$14.25	$11.68	$9.55
Total Return(c)	22.00%	22.30%	(4.50)%

Ratios/Supplemental Data:
Net assets, end of Period (in millions)	$1,323	$977	$298
Average net assets (in millions)	$1,043	$663	$151
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.61%	0.61%	0.60%(e)
Expenses before waivers and/or expense reimbursement	0.94%	0.95%	1.01%(e)
Net investment income (loss)	0.85%	1.93%	6.86%(e)
Portfolio turnover rate(f)	68%	13%	20%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized.
(f)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

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AST BlackRock 60/40 Target Allocation ETF Portfolio
	Year Ended December 31, 2020	January 02, 2019(a) through December 31, 2019

Per Share Operating Performance(b):
Net Asset Value, beginning of Period	$11.93	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.17	0.28
Net realized and unrealized gain (loss) on investment transactions	1.71	1.65
Total from investment operations	1.88	1.93
Net Asset Value, end of Period	$13.81	$11.93
Total Return(c)	15.76%	19.30%

Ratios/Supplemental Data:
Net assets, end of Period (in millions)	$235	$147
Average net assets (in millions)	$183	$63
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.59%	0.63%(e)
Expenses before waivers and/or expense reimbursement	0.86%	0.94%(e)
Net investment income (loss)	1.40%	2.42%(e)
Portfolio turnover rate(f)	112%	37%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized.
(f)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

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AST BlackRock 80/20 Target Allocation ETF Portfolio
	Year Ended December 31, 2020	January 02, 2019(a) through December 31, 2019

Per Share Operating Performance(b):
Net Asset Value, beginning of Period	$12.36	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.15	0.29
Net realized and unrealized gain (loss) on investment transactions	2.12	2.07
Total from investment operations	2.27	2.36
Net Asset Value, end of Period	$14.63	$12.36
Total Return(c)	18.37%	23.60%

Ratios/Supplemental Data:
Net assets, end of Period (in millions)	$322	$200
Average net assets (in millions)	$241	$84
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.58%	0.64%(e)
Expenses before waivers and/or expense reimbursement	0.84%	0.90%(e)
Net investment income (loss)	1.16%	2.49%(e)
Portfolio turnover rate(f)	133%	38%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized.
(f)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

124

AST Dimensional Global Core Allocation Portfolio
	Year Ended December 31, 2020	November 18, 2019(a) through December 31, 2019

Per Share Operating Performance(b):
Net Asset Value, beginning of Period	$10.32	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.13	0.18
Net realized and unrealized gain (loss) on investment transactions	1.39	0.14
Total from investment operations	1.52	0.32
Net Asset Value, end of Period	$11.84	$10.32
Total Return(c)	14.73%	3.20%

Ratios/Supplemental Data:
Net assets, end of Period (in millions)	$10.2	$1.2
Average net assets (in millions)	$6.2	$0.3
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.62%	0.67%(e)
Expenses before waivers and/or expense reimbursement	2.67%	106.62%(e)
Net investment income (loss)	1.22%	12.95%(e)
Portfolio turnover rate(f)	40%	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized.
(f)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

125

AST Global Bond Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$11.79	$11.02	$10.65	$10.39	$10.13
Income (Loss) From Investment Operations:
Net investment income (loss)	0.07	0.11	0.11	0.10	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.45	0.66	0.26	0.16	0.17
Total from investment operations	0.52	0.77	0.37	0.26	0.26
Capital Contributions	—	—(b)(c)	—(b)(c)	—	—
Net Asset Value, end of Year	$12.31	$11.79	$11.02	$10.65	$10.39
Total Return(d)	4.50%	6.99%(e)	3.47%(e)	2.50%	2.57%

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$4,070	$2,556	$1,892	$2,008	$1,547
Average net assets (in millions)	$2,305	$2,277	$2,006	$1,977	$1,447
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.88%	0.90%	0.90%	0.90%	0.91%
Expenses before waivers and/or expense reimbursement	0.90%	0.90%	0.90%	0.90%	0.91%
Net investment income (loss)	0.58%	0.96%	1.04%	0.93%	0.81%
Portfolio turnover rate(g)(h)	174%	78%	80%	73%	79%

(a)	Calculated based on average shares outstanding during the period.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

126

AST Legg Mason Diversified Growth Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$13.67	$11.56	$12.32	$10.75	$9.87
Income (Loss) From Investment Operations:
Net investment income (loss)	0.16	0.23	0.19	0.16	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.67	1.88	(0.95)	1.41	0.74
Total from investment operations	0.83	2.11	(0.76)	1.57	0.88
Capital Contributions	—	—(b)(c)	—(b)(c)	—	—
Net Asset Value, end of Year	$14.50	$13.67	$11.56	$12.32	$10.75
Total Return(d)	6.07%	18.25%(e)	(6.17)%(e)	14.60%	8.92%

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$568	$555	$357	$333	$187
Average net assets (in millions)	$466	$491	$394	$260	$122
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.95%	0.95%	0.95%	0.96%	0.97%
Expenses before waivers and/or expense reimbursement	1.07%	1.06%	1.07%	1.11%	1.23%
Net investment income (loss)	1.25%	1.82%	1.57%	1.41%	1.32%
Portfolio turnover rate(g)	114%	33%	43%	23%	40%

(a)	Calculated based on average shares outstanding during the year.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

127

AST Prudential Flexible Multi-Strategy Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$14.29	$12.44	$13.31	$11.38	$10.59
Income (Loss) From Investment Operations:
Net investment income (loss)	0.06	0.08	0.04	0.01	(0.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.19	1.77	(0.91)	1.92	0.83
Total from investment operations	1.25	1.85	(0.87)	1.93	0.79
Capital Contributions	—	—(b)(c)	—(b)(c)	—	—
Net Asset Value, end of Year	$15.54	$14.29	$12.44	$13.31	$11.38
Total Return(d)	8.75%	14.87%(e)	(6.54)%(e)	16.96%	7.46%

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$131	$96	$83	$84	$61
Average net assets (in millions)	$111	$90	$87	$72	$52
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.77%	0.82%	0.76%	0.68%	0.60%
Expenses before waivers and/or expense reimbursement	1.37%	1.53%	1.56%	1.57%	1.50%
Net investment income (loss)	0.45%	0.63%	0.33%	0.04%	(0.38)%
Portfolio turnover rate(g)	115%	44%	27%	39%	23%

(a)	Calculated based on average shares outstanding during the year.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

128

AST QMA International Core Equity Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$12.62	$10.80	$12.77	$10.25	$10.19
Income (Loss) From Investment Operations:
Net investment income (loss)	0.21	0.28	0.26	0.24	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.62(b)	1.54	(2.23)	2.28	(0.17)
Total from investment operations	0.83	1.82	(1.97)	2.52	0.06
Capital Contributions	—	—(c)(d)	—(c)(d)	—	—(d)(e)
Net Asset Value, end of Year	$13.45	$12.62	$10.80	$12.77	$10.25
Total Return(f)	6.58%	16.85%(g)	(15.43)%(g)	24.59%	0.59%(g)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$1,306	$1,358	$1,116	$940	$764
Average net assets (in millions)	$1,111	$1,272	$935	$886	$765
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.01%	1.00%	1.00%	1.00%	1.00%
Expenses before waivers and/or expense reimbursement	1.01%	1.00%	1.01%	1.02%	1.03%
Net investment income (loss)	1.77%	2.36%	2.08%	2.06%	2.32%
Portfolio turnover rate(i)	112%	108%	129%	108%	117%

(a)	Calculated based on average shares outstanding during the year.
(b)
The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.
(f)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

129

AST T. Rowe Price Diversified Real Growth Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$14.99	$12.28	$13.21	$11.14	$10.38
Income (Loss) From Investment Operations:
Net investment income (loss)	0.14	0.20	0.20	0.16	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.19	2.51	(1.13)	1.91	0.62
Total from investment operations	2.33	2.71	(0.93)	2.07	0.76
Capital Contributions	—	—(b)(c)	—(b)(c)	—	—
Net Asset Value, end of Year	$17.32	$14.99	$12.28	$13.21	$11.14
Total Return(d)	15.48%	22.07%(e)	(7.04)%(e)	18.58%	7.32%

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$160	$94	$60	$59	$41
Average net assets (in millions)	$126	$84	$63	$49	$35
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.99%	0.99%	0.99%	0.99%	0.99%
Expenses before waivers and/or expense reimbursement	1.35%	1.59%	1.92%	1.95%	2.17%
Net investment income (loss)	0.91%	1.44%	1.51%	1.26%	1.36%
Portfolio turnover rate(g)	90%	66%	56%	44%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

130

GLOSSARY: PORTFOLIO INDEXES
Bloomberg Barclays Global Aggregate US Dollar Hedged Index. The Bloomberg Barclays Global Aggregate US Dollar Hedged Index provides a broad-based measure of global investment-grade fixed-income markets hedged back to the US Dollar. The Bloomberg Barclays Global Aggregate US Dollar Hedged Index contains three major components: the US Aggregate Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index. In addition to securities from these three benchmarks (94.4% of the overall Global Aggregate market value), the Bloomberg Barclays Global Aggregate US Dollar Hedged Index includes Global Treasury, Eurodollar, Euro-Yen, Canadian, and Investment-Grade 144A index-eligible securities not already in the three regional aggregate indices. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
MSCI All Country World Index (ACWI) (GD). The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The GD (gross dividends) version of the MSCI ACWI does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
MSCI EAFE Index (ND). The MSCI Europe, Australasia and the Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia and the Far East. The ND (net dividends) version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
S&P 500 Index. The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
AST American Funds Growth Allocation Blended Index. The Blended Index consists of the S&P 500 Index (50%), MSCI All Country World Index ex-US (ACWI ex US) with net dividends reinvested (20%) and Bloomberg Barclays US Aggregate Index (30%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST BlackRock 60/40 Target Allocation ETF Portfolio Blended Index. The Blended Index consists of the MSCI All Country World Index (ACWI) (42%), MSCI USA Index (18%) and Bloomberg Barclays US Universal Index (40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST BlackRock 80/20 Target Allocation ETF Portfolio Blended Index. The Blended Index consists of the MSCI All Country World Index (ACWI) (56%), MSCI US Index (24%) and Bloomberg Barclays U.S. Universal Bond Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Dimensional Global Core Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 TR (60%), MSCI ACWI Ex USA NR (25%) and Bloomberg Barclays Global Agg (Hedged USD) (15%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Franklin 85/15 Diversified Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (52%), Bloomberg Barclays US Aggregate Index (15%) and MSCI EAFE Index (GD) (33%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
131

AST Prudential Flexible Multi-Strategy Portfolio Blended Index. The Blended Index consists of the MSCI ACWI (GD) (60%) and Bloomberg Barclays US Aggregate Index (40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST T. Rowe Price Diversified Real Growth Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (52%), Bloomberg Barclays US Government/Credit Index (25%), and MSCI All Country World ex-US Index (GD) (23%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
132

INVESTOR INFORMATION SERVICES:
Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at 655 Broad Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in the SAI, which is incorporated by reference into this Prospectus. Additional information about the Portfolio’s investments is available in the Portfolio's annual and semi-annual report to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The SAI and additional copies of the annual and semi-annual report are available without charge by calling the above number. The SAI and the annual and semi-annual report are also available without charge on the Trust’s website at www.prudential.com/variableinsuranceportfolios.
Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Trust at the above address. The Trust will begin sending individual copies to you within thirty days of revocation.
The information in the Trust's filings with the Securities and Exchange Commission (including the SAI) is available from the SEC. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102. Finally, information about the Trust is available on the EDGAR database on the SEC's internet site at www.sec.gov.
Investment Company File Act No. 811-05186
ASTFUNDPROS2

ADVANCED SERIES TRUST
PROSPECTUS • April 26, 2021
The Advanced Series Trust (the Trust and each series thereof, a Portfolio) is an investment vehicle for life insurance companies (the Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies (each, a Contract and together, the Contracts). Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each Contract involves fees and expenses not described in this prospectus (the Prospectus). Please read the prospectus of your Contract for information regarding the Contract, including its fees and expenses. The Portfolios offered in this Prospectus are set forth on this cover (the Portfolios).
These securities have not been approved or disapproved by the Securities and Exchange Commission (the Commission or the SEC) or the Commodity Futures Trading Commission (the CFTC) nor has the Commission or the CFTC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
AST BlackRock Corporate Bond Portfolio
AST PIMCO Corporate Bond Portfolio
AST Prudential Corporate Bond Portfolio
AST T. Rowe Price Corporate Bond Portfolio
AST Western Asset Corporate Bond Portfolio

1	SUMMARY: AST BLACKROCK CORPORATE BOND PORTFOLIO
6	SUMMARY: AST PIMCO CORPORATE BOND PORTFOLIO
11	SUMMARY: AST PRUDENTIAL CORPORATE BOND PORTFOLIO
17	SUMMARY: AST T. ROWE PRICE CORPORATE BOND PORTFOLIO
22	SUMMARY: AST WESTERN ASSET CORPORATE BOND PORTFOLIO
28	ABOUT THE TRUST
29	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
38	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
41	PRINCIPAL RISKS
48	HOW THE TRUST IS MANAGED
56	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
60	OTHER INFORMATION
61	FINANCIAL HIGHLIGHTS
66	GLOSSARY: PORTFOLIO INDEXES

SUMMARY: AST BLACKROCK CORPORATE BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.53%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	2.37%
Total Annual Portfolio Operating Expenses	2.90%
Fee Waiver and/or Expense Reimbursement	(2.30)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.60%
(1) The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio, so that the Portfolio’s investment management fee and other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.60% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made, if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST BlackRock Corporate Bond	$61	$680	$1,324	$3,058
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 172% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in corporate bonds. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the Portfolio’s investments may include: (i) investment-grade debt obligations of US and foreign corporate issuers; (ii) privately-issued, mortgage-related and asset-backed securities; (iii) certain debt obligations issued or guaranteed by the US Government and government-related entities, including mortgage-related securities; (iv) US Government securities; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these
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types of securities and obligations. At times, the Portfolio may be concentrated in certain sectors. For purposes of the 80% policy, corporate bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by corporate issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities.
Although the Portfolio may invest in instruments of any duration or maturity, the Portfolio normally seeks to maintain a weighted average portfolio duration within +/- one year of its secondary benchmark index, with a duration of approximately 6.7 years as of December 31, 2020. Duration is a measurement of a bond’s interest rate risk that considers a bond’s maturity, yield, coupon and call features. These many factors are calculated into one number that measures how sensitive a bond’s value may be to interest rate changes.
The Portfolio may invest up to 10% of net assets in instruments that are rated below investment grade or, if unrated, are considered by the Portfolio’s subadviser to be of comparable quality to instruments rated below investment grade (commonly called “high yield” or “junk bonds”). The Portfolio may invest up to 15% of total assets in instruments in the financial services group of industries. The Portfolio may invest up to 30% of total assets in US currency-denominated and foreign currency-denominated fixed income instruments issued by foreign issuers, including those issued by issuers in emerging markets.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such
2

countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
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Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Selection Risk. The subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results and the Portfolio may underperform the market, the relevant indices, or other funds with similar investment objectives and strategies as a result of such investment decisions.
Senior Loan Risk. The Portfolio’s investments in certain senior loans have many of the risk characteristics of fixed income securities, and may be subject to increased credit, interest rate and liquidity risks. The value of senior loans also may be adversely affected by supply-demand imbalances caused by conditions in related markets.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Bloomberg Barclays US Long Corporate Index (20%) and Bloomberg Barclays U.S. Intermediate Corporate Index (80%) (7.5% cap on Financials). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
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Best Quarter:		Worst Quarter:
9.78%	2nd Quarter 2020	-2.87%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Portfolio	10.58%	8.47%	08/19/19
Index
Bloomberg Barclays US Intermediate Corporate Index (reflects no deduction for fees, expenses or taxes)	7.47%	6.24%*	-
Blended Index (reflects no deduction for fees, expenses or taxes)	8.63%	8.58%*	-
*Since Inception returns for the Index are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	BlackRock Financial Management, Inc.	Stephan Bassas	Managing Director	August 2019
		Kashif Riaz	Managing Director	August 2019
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST PIMCO CORPORATE BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.53%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	2.32%
Total Annual Portfolio Operating Expenses	2.85%
Fee Waiver and/or Expense Reimbursement	(2.25)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.60%
(1) The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio, so that the Portfolio’s investment management fee and other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.60% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made, if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST PIMCO Corporate Bond	$61	$669	$1,304	$3,013
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 41% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in corporate bonds. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the Portfolio’s investments may include: (i) investment-grade debt obligations of US and foreign corporate issuers; (ii) privately-issued, mortgage-related and asset-backed securities; (iii) certain debt obligations issued or guaranteed by the US Government and government-related entities, including mortgage-related securities; (iv) US Government securities; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. At times, the Portfolio may be concentrated
6

in certain sectors. For purposes of the 80% policy, corporate bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by corporate issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities.
Although the Portfolio may invest in instruments of any duration or maturity, the Portfolio normally seeks to maintain a weighted average portfolio duration within +/- one year of its secondary benchmark index, with a duration of approximately 6.7 years as of December 31, 2020. Duration is a measurement of a bond’s interest rate risk that considers a bond’s maturity, yield, coupon and call features. These many factors are calculated into one number that measures how sensitive a bond’s value may be to interest rate changes.
The Portfolio may invest up to 10% of net assets in instruments that are rated below investment grade or, if unrated, are considered by the Portfolio’s subadviser to be of comparable quality to instruments rated below investment grade (commonly called “high yield” or “junk bonds”). The Portfolio may invest up to 15% of total assets in instruments in the financial services group of industries. The Portfolio may invest up to 30% of total assets in US currency-denominated and foreign currency-denominated fixed income instruments issued by foreign issuers, including those issued by issuers in emerging markets.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such
7

countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
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Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Selection Risk. The subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results and the Portfolio may underperform the market, the relevant indices, or other funds with similar investment objectives and strategies as a result of such investment decisions.
Senior Loan Risk. The Portfolio’s investments in certain senior loans have many of the risk characteristics of fixed income securities, and may be subject to increased credit, interest rate and liquidity risks. The value of senior loans also may be adversely affected by supply-demand imbalances caused by conditions in related markets.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Bloomberg Barclays US Long Corporate Index (20%) and Bloomberg Barclays U.S. Intermediate Corporate Index (80%) (7.5% cap on Financials). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
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Best Quarter:		Worst Quarter:
9.64%	2nd Quarter 2020	-5.64%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Portfolio	8.11%	6.70%	08/19/19
Index
Bloomberg Barclays US Intermediate Corporate Index (reflects no deduction for fees, expenses or taxes)	7.47%	6.24%*	-
Blended Index (reflects no deduction for fees, expenses or taxes)	8.63%	8.58%*	-
*Since Inception returns for the Index are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Pacific Investment Management Company, LLC	Mark R. Kiesel	Portfolio Manager	August 2019
		Mohit Mittal	Portfolio Manager	August 2019
		Amit Arora, CFA, FRM	Portfolio Manager	August 2019
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
10

SUMMARY: AST PRUDENTIAL CORPORATE BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.46%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	1.89%
Total Annual Portfolio Operating Expenses	2.35%
Fee Waiver and/or Expense Reimbursement	(1.75)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.60%
(1)The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio, so that the Portfolio’s investment management fee and other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.60% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made, if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Prudential Corporate Bond	$61	$565	$1,096	$2,551
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 30% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in corporate bonds. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the Portfolio’s investments may include: (i) investment-grade debt obligations of US and foreign corporate issuers; (ii) privately-issued, mortgage-related and asset-backed securities; (iii) certain debt obligations issued or guaranteed by the US Government and government-related entities, including mortgage-related securities; (iv) US Government securities; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. At times, the Portfolio may be concentrated
11

in certain sectors. For purposes of the 80% policy, corporate bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by corporate issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities.
Although the Portfolio may invest in instruments of any duration or maturity, the Portfolio normally seeks to maintain a weighted average portfolio duration within +/- one year of its secondary benchmark index, with a duration of approximately 6.7 years as of December 31, 2020. Duration is a measurement of a bond’s interest rate risk that considers a bond’s maturity, yield, coupon and call features. These many factors are calculated into one number that measures how sensitive a bond’s value may be to interest rate changes.
The Portfolio may invest up to 10% of net assets in instruments that are rated below investment grade or, if unrated, are considered by the Portfolio’s subadviser to be of comparable quality to instruments rated below investment grade (commonly called “high yield” or “junk bonds”). The Portfolio may invest up to 15% of total assets in instruments in the financial services group of industries. The Portfolio may invest up to 30% of total assets in US currency-denominated and foreign currency-denominated fixed income instruments issued by foreign issuers, including those issued by issuers in emerging markets.
In managing the Portfolio’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
12

Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
13

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Selection Risk. The subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results and the Portfolio may underperform the market, the relevant indices, or other funds with similar investment objectives and strategies as a result of such investment decisions.
Senior Loan Risk. The Portfolio’s investments in certain senior loans have many of the risk characteristics of fixed income securities, and may be subject to increased credit, interest rate and liquidity risks. The value of senior loans also may be adversely affected by supply-demand imbalances caused by conditions in related markets.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Bloomberg Barclays US Long Corporate Index (20%) and Bloomberg Barclays U.S. Intermediate Corporate Index (80%) (7.5% cap on Financials). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
14

Best Quarter:		Worst Quarter:
9.78%	2nd Quarter 2020	-6.58%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Portfolio	7.66%	6.91%	08/19/19
Index
Bloomberg Barclays US Intermediate Corporate Index (reflects no deduction for fees, expenses or taxes)	7.47%	6.24%*	-
Blended Index (reflects no deduction for fees, expenses or taxes)	8.63%	8.58%*	-
*Since Inception returns for the Index are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income; PGIM Limited	Steven A. Kellner, CFA*	Managing Director and Head of Corporates	August 2019
		Terence Wheat, CFA	Managing Director and Portfolio Manager	August 2019
		Lee Friedman, CFA	Principal and Portfolio Manager	August 2019
		Alyssa Davis	Principal and Portfolio Manager	August 2019
		Paul Zetterstrom, CFA	Vice President and Portfolio Manager	August 2019
*Mr. Kellner has announced his intention to retire on or about April 2022.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by
15

influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
16

SUMMARY: AST T. ROWE PRICE CORPORATE BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.53%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	2.32%
Total Annual Portfolio Operating Expenses	2.85%
Fee Waiver and/or Expense Reimbursement	(2.25)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.60%
(1) The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio, so that the Portfolio’s investment management fee and other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.60% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made, if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST T. Rowe Price Corporate Bond	$61	$669	$1,304	$3,013
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 73% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in corporate bonds. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the Portfolio’s investments may include: (i) investment-grade debt obligations of US and foreign corporate issuers; (ii) privately-issued, mortgage-related and asset-backed securities; (iii) certain debt obligations issued or guaranteed by the US Government and government-related entities, including mortgage-related securities; (iv) US Government securities; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. At times, the Portfolio may be concentrated
17

in certain sectors. For purposes of the 80% policy, corporate bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by corporate issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities.
Although the Portfolio may invest in instruments of any duration or maturity, the Portfolio normally seeks to maintain a weighted average portfolio duration within +/- one year of its secondary benchmark index, with a duration of approximately 6.7 years as of December 31, 2020. Duration is a measurement of a bond’s interest rate risk that considers a bond’s maturity, yield, coupon and call features. These many factors are calculated into one number that measures how sensitive a bond’s value may be to interest rate changes.
The Portfolio may invest up to 10% of net assets in instruments that are rated below investment grade or, if unrated, are considered by the Portfolio’s subadviser to be of comparable quality to instruments rated below investment grade (commonly called “high yield” or “junk bonds”). The Portfolio may invest up to 15% of total assets in instruments in the financial services group of industries. The Portfolio may invest up to 30% of total assets in US currency-denominated and foreign currency-denominated fixed income instruments issued by foreign issuers, including those issued by issuers in emerging markets.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such
18

countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
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Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Selection Risk. The subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results and the Portfolio may underperform the market, the relevant indices, or other funds with similar investment objectives and strategies as a result of such investment decisions.
Senior Loan Risk. The Portfolio’s investments in certain senior loans have many of the risk characteristics of fixed income securities, and may be subject to increased credit, interest rate and liquidity risks. The value of senior loans also may be adversely affected by supply-demand imbalances caused by conditions in related markets.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Bloomberg Barclays US Long Corporate Index (20%) and Bloomberg Barclays U.S. Intermediate Corporate Index (80%) (7.5% cap on Financials). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
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Best Quarter:		Worst Quarter:
9.03%	2nd Quarter 2020	-4.94%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Portfolio	8.00%	6.77%	08/19/19
Index
Bloomberg Barclays US Intermediate Corporate Index (reflects no deduction for fees, expenses or taxes)	7.47%	6.24%*	-
Blended Index (reflects no deduction for fees, expenses or taxes)	8.63%	8.58%*	-
*Since Inception returns for the Index are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	T. Rowe Price Associates, Inc.	Steven E. Boothe, CFA	Vice President and Portfolio Manager	August 2019
		Lauren T. Wagandt, CFA	Vice President and Portfolio Manager	August 2019
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
21

SUMMARY: AST WESTERN ASSET CORPORATE BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.53%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	2.23%
Total Annual Portfolio Operating Expenses	2.76%
Fee Waiver and/or Expense Reimbursement	(2.16)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.60%
(1)The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio, so that the Portfolio’s investment management fee and other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.60% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made, if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Western Asset Corporate Bond	$61	$651	$1,267	$2,931
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 56% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in corporate bonds. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the Portfolio’s investments may include: (i) investment-grade debt obligations of US and foreign corporate issuers; (ii) privately-issued, mortgage-related and asset-backed securities; (iii) certain debt obligations issued or guaranteed by the US Government and government-related entities, including mortgage-related securities; (iv) US Government securities; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. At times, the Portfolio may be concentrated
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in certain sectors. For purposes of the 80% policy, corporate bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by corporate issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities.
Although the Portfolio may invest in instruments of any duration or maturity, the Portfolio normally seeks to maintain a weighted average portfolio duration within +/- one year of its secondary benchmark index, with a duration of approximately 6.7 years as of December 31, 2020. Duration is a measurement of a bond’s interest rate risk that considers a bond’s maturity, yield, coupon and call features. These many factors are calculated into one number that measures how sensitive a bond’s value may be to interest rate changes.
The Portfolio may invest up to 10% of net assets in instruments that are rated below investment grade or, if unrated, are considered by the Portfolio’s subadviser to be of comparable quality to instruments rated below investment grade (commonly called “high yield” or “junk bonds”). The Portfolio may invest up to 15% of total assets in instruments in the financial services group of industries. The Portfolio may invest up to 30% of total assets in US currency-denominated and foreign currency-denominated fixed income instruments issued by foreign issuers, including those issued by issuers in emerging markets.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such
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countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
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Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Selection Risk. The subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results and the Portfolio may underperform the market, the relevant indices, or other funds with similar investment objectives and strategies as a result of such investment decisions.
Senior Loan Risk. The Portfolio’s investments in certain senior loans have many of the risk characteristics of fixed income securities, and may be subject to increased credit, interest rate and liquidity risks. The value of senior loans also may be adversely affected by supply-demand imbalances caused by conditions in related markets.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Bloomberg Barclays US Long Corporate Index (20%) and Bloomberg Barclays U.S. Intermediate Corporate Index (80%) (7.5% cap on Financials). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
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Best Quarter:		Worst Quarter:
10.09%	2nd Quarter 2020	-5.94%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Portfolio	8.11%	6.70%	08/19/19
Index
Bloomberg Barclays US Intermediate Corporate Index (reflects no deduction for fees, expenses or taxes)	7.47%	6.24%*	-
Blended Index (reflects no deduction for fees, expenses or taxes)	8.63%	8.58%*	-
*Since Inception returns for the Index are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Western Asset Management Company, LLC; Western Asset Management Company Limited – UK; Western Asset Management Company Ltd. – Japan; Western Asset Management Company Pte. Ltd. – Singapore	S. Kenneth Leech	Chief Investment Officer	April 2020
		Annabel Rudebeck	Head of Non-US Credit and Portfolio Manager	August 2019
		Ryan K. Brist, CFA	Head of Global Investment Grade Credit and Portfolio Manager	August 2019
		Blanton Y. Keh, CFA	Portfolio Manager	August 2019
		Kurt D. Halvorson, CFA	Portfolio Manager	August 2019
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by
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influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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ABOUT THE TRUST
About the TRUST and THE PortfolioS
This Prospectus provides information about the Trust and the Portfolios. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 (the 1940 Act).
PGIM Investments LLC (PGIM Investments or the Manager), a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), serves as the sole investment manager for the Portfolios. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom.
The Manager has retained one or more subadvisers (each, a Subadviser) to manage the day-to-day investment of the assets of each Portfolio in a manager-of-managers structure. More information about the Manager, each Subadviser and the manager-of-manager structure is included in “How the Trust is Managed” later in this Prospectus.
The Trust offers one class of shares in each Portfolio. Shares of the Portfolios are sold only to separate accounts of Prudential Insurance Company of America and Prudential Annuities Life Assurance Corporation (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts. Shares of the Portfolio may be sold directly to certain qualified retirement plans.
Additional information about the Portfolios are set forth in the following sections, and are also provided in the Statement of Additional Information (the SAI).
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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Introduction
We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled “More Detailed Information About Other Investments and Strategies Used by the Portfolios.”
Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a non-fundamental investment policy and, therefore, may be changed by the Board of Trustees of the Trust (the Board) without shareholder approval.
An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Portfolios have investment strategies and policies that include percentage estimates and limitations. Those percentages are generally applied at the time the Portfolio makes an investment.
A Portfolio may have a policy to invest 80% of its assets in a particular category of investments suggested by the name of the Portfolio. The 80% requirement is applied at the time the Portfolio makes an investment. Those 80% policies are non-fundamental and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days' prior written notice to shareholders of any change in an 80% policy based on the Portfolio's name if required by applicable rules.
A change in the securities held by a Portfolio is known as “portfolio turnover.” A Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If a Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions.
Temporary Defensive Instruments. In response to adverse or unstable market, economic, political or other conditions or to satisfy redemptions, each Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds. Investing heavily in money market securities may limit a Portfolio’s ability to pursue or achieve its investment objective and could reduce the benefit to the Portfolio from any upswing in the market, but can help to preserve the value of the Portfolio’s assets when markets are unstable. In addition, each Portfolio may temporarily invest up to 10% of its assets in exchange-traded funds (ETFs) during stressed and/or volatile market conditions.
AST BLACKROCK CORPORATE BOND PORTFOLIO
Investment Objective: to maximize total return, consistent with the preservation of capital. Total return is comprised of current income and capital appreciation.
Principal Investment Policies:
The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the Portfolio’s investments may include: (i) investment-grade debt obligations of US and foreign corporate issuers; (ii) privately-issued, mortgage-related and asset-backed securities such as collateralized mortgage obligations (CMOs), collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other collateralized debt obligations (CDOs); (iii) certain debt obligations issued or guaranteed by the US government and government-related entities, including mortgage-related securities; (iv) US government securities; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. The Portfolio, at times, may be concentrated in certain sectors.
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The subadviser has a team of fixed income professionals, including credit analysts and traders, with experience in many sectors of the US and foreign fixed income securities markets. In determining which securities to buy and sell, the subadviser will consider, among other things, the financial history and condition, earnings trends, analysts’ recommendations, and the prospects and management of an issuer. The subadviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to assess an issuer’s prospects and to determine whether its securities are undervalued or overvalued.
In pursuing its investment objective, the Portfolio invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in corporate bonds. For purposes of this 80% policy, corporate bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by corporate issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. The Portfolio may invest in derivative instruments, including futures, forwards, options, and swaps, to try to enhance return or to reduce (“hedge”) investment risks.
The above-described 80% policy is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days’ prior written notice to shareholders of any change in its 80% policy as described above. There is no guarantee that the Portfolio will achieve its investment objective.
The Portfolio may invest up to 10% of its net assets in instruments which are rated below investment grade or, if unrated, are considered by the subadviser to be of comparable quality to instruments rated below investment grade (commonly called “high yield” or “junk bonds”). The term “investment grade” refers to instruments which are either rated Baa or higher by Moody’s, or BBB or higher by Standard & Poor’s or Fitch, or are comparably rated by another nationally recognized statistical ratings organization (NRSRO) or, if unrated, are considered by the subadviser to be of comparable quality. In the event that a security receives different ratings from different NRSROs, the subadviser will treat the security as being rated in the highest rating category received from an NRSRO. The subadviser currently intends to maintain a weighted average credit quality rating of BBB+ or better with respect to instruments held by the Portfolio.
Although the Portfolio may invest in instruments of any duration or maturity, under normal market conditions the dollar-weighted average effective duration of the Portfolio, including futures positions, is expected to be within +/- one year of its secondary benchmark index, as calculated by the subadviser, with a duration of approximately 6.7 years as of December 31, 2020. The Portfolio’s secondary custom blended index consists of the Bloomberg Barclays US Long Corporate Index (20%) and Bloomberg Barclays US Intermediate Corporate Index (80%), and a cap of 7.5% on Financials. Duration is a measurement of a bond’s interest rate risk that considers a bond’s maturity, yield, coupon and call features. These many factors are calculated into one number that measures how sensitive a bond’s value may be to interest rate changes. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, the fact that some bonds can be prepaid by the issuer). In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates. For example, if a portfolio of fixed income securities has an average duration of four years, its value can be expected to fall about 4% if interest rates rise by 1%. Conversely, the Portfolio’s value can be expected to rise about 4% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. The dollar-weighted average effective duration of the Portfolio may fall outside of its expected range due to market movements. If this happens, the Portfolio’s subadviser will take action to bring the Portfolio’s dollar-weighted average effective duration back within its expected range within a reasonable period of time.
In addition, under normal market conditions, the Portfolio may invest subject to the following limitations:
■
Up to 15% of total assets in instruments categorized in the financial services group of industries;
■
Up to 30% of total assets in US currency-denominated and foreign currency-denominated fixed income instruments issued by foreign issuers (foreign fixed income instruments), including those issued by issuers in emerging markets;
■
Up to 10% of net assets in non-investment grade debt (junk bonds).
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A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions.
AST PIMCO CORPORATE BOND PORTFOLIO
Investment Objective: to maximize total return, consistent with the preservation of capital. Total return is comprised of current income and capital appreciation.
Principal Investment Policies:
The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the Portfolio’s investments may include: (i) investment-grade debt obligations of US and foreign corporate issuers; (ii) privately-issued, mortgage-related and asset-backed securities such as collateralized mortgage obligations (CMOs), collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other collateralized debt obligations (CDOs); (iii) certain debt obligations issued or guaranteed by the US government and government-related entities, including mortgage-related securities; (iv) US government securities; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. The Portfolio, at times, may be concentrated in certain sectors.
The subadviser has a team of fixed income professionals, including credit analysts and traders, with experience in many sectors of the US and foreign fixed income securities markets. In determining which securities to buy and sell, the subadviser will consider, among other things, the financial history and condition, earnings trends, analysts’ recommendations, and the prospects and management of an issuer. The subadviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to assess an issuer’s prospects and to determine whether its securities are undervalued or overvalued.
In pursuing its investment objective, the Portfolio invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in corporate bonds. For purposes of this 80% policy, corporate bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by corporate issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. The Portfolio may invest in derivative instruments, including futures, forwards, options, and swaps, to try to enhance return or to reduce (“hedge”) investment risks.
The above-described 80% policy is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days’ prior written notice to shareholders of any change in its 80% policy as described above. There is no guarantee that the Portfolio will achieve its investment objective.
The Portfolio may invest up to 10% of its net assets in instruments which are rated below investment grade or, if unrated, are considered by the subadviser to be of comparable quality to instruments rated below investment grade (commonly called “high yield” or “junk bonds”). The term “investment grade” refers to instruments which are either rated Baa or higher by Moody’s, or BBB or higher by Standard & Poor’s or Fitch, or are comparably rated by another nationally recognized statistical ratings organization (NRSRO) or, if unrated, are considered by the subadviser to be of comparable quality. In the event that a security receives different ratings from different NRSROs, the subadviser will treat the security as being rated in the highest rating category received from an NRSRO. The subadviser currently intends to maintain a weighted average credit quality rating of BBB+ or better with respect to instruments held by the Portfolio.
Although the Portfolio may invest in instruments of any duration or maturity, under normal market conditions the dollar-weighted average effective duration of the Portfolio, including futures positions, is expected to be within +/- one year of its secondary benchmark index, as calculated by the subadviser, with a duration of approximately 6.7 years as of December 31, 2020. The Portfolio’s secondary custom blended index consists of the Bloomberg Barclays
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US Long Corporate Index (20%) and Bloomberg Barclays US Intermediate Corporate Index (80%), and a cap of 7.5% on Financials. Duration is a measurement of a bond’s interest rate risk that considers a bond’s maturity, yield, coupon and call features. These many factors are calculated into one number that measures how sensitive a bond’s value may be to interest rate changes. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, the fact that some bonds can be prepaid by the issuer). In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates. For example, if a portfolio of fixed income securities has an average duration of four years, its value can be expected to fall about 4% if interest rates rise by 1%. Conversely, the Portfolio’s value can be expected to rise about 4% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. The dollar-weighted average effective duration of the Portfolio may fall outside of its expected range due to market movements. If this happens, the Portfolio’s subadviser will take action to bring the Portfolio’s dollar-weighted average effective duration back within its expected range within a reasonable period of time.
In addition, under normal market conditions, the Portfolio may invest subject to the following limitations:
■
Up to 15% of total assets in instruments categorized in the financial services group of industries;
■
Up to 30% of total assets in US currency-denominated and foreign currency-denominated fixed income instruments issued by foreign issuers (foreign fixed income instruments), including those issued by issuers in emerging markets;
■
Up to 10% of net assets in non-investment grade debt (junk bonds).
A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions.
AST PRUDENTIAL CORPORATE BOND PORTFOLIO
Investment Objective: to maximize total return, consistent with the preservation of capital. Total return is comprised of current income and capital appreciation.
Principal Investment Policies:
The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the Portfolio’s investments may include: (i) investment-grade debt obligations of US and foreign corporate issuers; (ii) privately-issued, mortgage-related and asset-backed securities such as collateralized mortgage obligations (CMOs), collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other collateralized debt obligations (CDOs); (iii) certain debt obligations issued or guaranteed by the US government and government-related entities, including mortgage-related securities; (iv) US government securities; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. The Portfolio, at times, may be concentrated in certain sectors.
The subadviser has a team of fixed income professionals, including credit analysts and traders, with experience in many sectors of the US and foreign fixed income securities markets. In determining which securities to buy and sell, the subadviser will consider, among other things, the financial history and condition, earnings trends, analysts’ recommendations, and the prospects and management of an issuer. The subadviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to assess an issuer’s prospects and to determine whether its securities are undervalued or overvalued.
In pursuing its investment objective, the Portfolio invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in corporate bonds. For purposes of this 80% policy, corporate bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by corporate issuers, and (ii) all
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derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. The Portfolio may invest in derivative instruments, including futures, forwards, options, and swaps, to try to enhance return or to reduce (“hedge”) investment risks.
The above-described 80% policy is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days’ prior written notice to shareholders of any change in its 80% policy as described above. There is no guarantee that the Portfolio will achieve its investment objective.
The Portfolio may invest up to 10% of its net assets in instruments which are rated below investment grade or, if unrated, are considered by the subadviser to be of comparable quality to instruments rated below investment grade (commonly called “high yield” or “junk bonds”). The term “investment grade” refers to instruments which are either rated Baa or higher by Moody’s, or BBB or higher by Standard & Poor’s or Fitch, or are comparably rated by another nationally recognized statistical ratings organization (NRSRO) or, if unrated, are considered by the subadviser to be of comparable quality. In the event that a security receives different ratings from different NRSROs, the subadviser will treat the security as being rated in the highest rating category received from an NRSRO. The subadviser currently intends to maintain a weighted average credit quality rating of BBB+ or better with respect to instruments held by the Portfolio.
Although the Portfolio may invest in instruments of any duration or maturity, under normal market conditions the dollar-weighted average effective duration of the Portfolio, including futures positions, is expected to be within +/- one year of its secondary benchmark index, as calculated by the subadviser, with a duration of approximately 6.7 years as of December 31, 2020. The Portfolio’s secondary custom blended index consists of the Bloomberg Barclays US Long Corporate Index (20%) and Bloomberg Barclays US Intermediate Corporate Index (80%), and a cap of 7.5% on Financials. Duration is a measurement of a bond’s interest rate risk that considers a bond’s maturity, yield, coupon and call features. These many factors are calculated into one number that measures how sensitive a bond’s value may be to interest rate changes. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, the fact that some bonds can be prepaid by the issuer). In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates. For example, if a portfolio of fixed income securities has an average duration of four years, its value can be expected to fall about 4% if interest rates rise by 1%. Conversely, the Portfolio’s value can be expected to rise about 4% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. The dollar-weighted average effective duration of the Portfolio may fall outside of its expected range due to market movements. If this happens, the Portfolio’s subadviser will take action to bring the Portfolio’s dollar-weighted average effective duration back within its expected range within a reasonable period of time.
In managing the Portfolio’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the subadviser’s bottom-up research which informs security selection. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
The subadviser may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
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In addition, under normal market conditions, the Portfolio may invest subject to the following limitations:
■
Up to 15% of total assets in instruments categorized in the financial services group of industries;
■
Up to 30% of total assets in US currency-denominated and foreign currency-denominated fixed income instruments issued by foreign issuers (foreign fixed income instruments), including those issued by issuers in emerging markets;
■
Up to 10% of net assets in non-investment grade debt (junk bonds).
A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions.
AST T. ROWE PRICE CORPORATE BOND PORTFOLIO
Investment Objective: to maximize total return, consistent with the preservation of capital. Total return is comprised of current income and capital appreciation.
Principal Investment Policies:
The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the Portfolio’s investments may include: (i) investment-grade debt obligations of US and foreign corporate issuers; (ii) privately-issued, mortgage-related and asset-backed securities such as collateralized mortgage obligations (CMOs), collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other collateralized debt obligations (CDOs); (iii) certain debt obligations issued or guaranteed by the US government and government-related entities, including mortgage-related securities; (iv) US government securities; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. The Portfolio, at times, may be concentrated in certain sectors.
The subadviser has a team of fixed income professionals, including credit analysts and traders, with experience in many sectors of the US and foreign fixed income securities markets. In determining which securities to buy and sell, the subadviser will consider, among other things, the financial history and condition, earnings trends, analysts’ recommendations, and the prospects and management of an issuer. The subadviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to assess an issuer’s prospects and to determine whether its securities are undervalued or overvalued.
In pursuing its investment objective, the Portfolio invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in corporate bonds. For purposes of this 80% policy, corporate bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by corporate issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. The Portfolio may invest in derivative instruments, including futures, forwards, options, and swaps, to try to enhance return or to reduce (“hedge”) investment risks.
The above-described 80% policy is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days’ prior written notice to shareholders of any change in its 80% policy as described above. There is no guarantee that the Portfolio will achieve its investment objective.
The Portfolio may invest up to 10% of its net assets in instruments which are rated below investment grade or, if unrated, are considered by the subadviser to be of comparable quality to instruments rated below investment grade (commonly called “high yield” or “junk bonds”). The term “investment grade” refers to instruments which are either rated Baa or higher by Moody’s, or BBB or higher by Standard & Poor’s or Fitch, or are comparably rated by another nationally recognized statistical ratings organization (NRSRO) or, if unrated, are considered by the subadviser to be
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of comparable quality. In the event that a security receives different ratings from different NRSROs, the subadviser will treat the security as being rated in the highest rating category received from an NRSRO. The subadviser currently intends to maintain a weighted average credit quality rating of BBB+ or better with respect to instruments held by the Portfolio.
Although the Portfolio may invest in instruments of any duration or maturity, under normal market conditions the dollar-weighted average effective duration of the Portfolio, including futures positions, is expected to be within +/- one year of its secondary benchmark index, as calculated by the subadviser, with a duration of approximately 6.7 years as of December 31, 2020. The Portfolio’s secondary custom blended index consists of the Bloomberg Barclays US Long Corporate Index (20%) and Bloomberg Barclays US Intermediate Corporate Index (80%), and a cap of 7.5% on Financials. Duration is a measurement of a bond’s interest rate risk that considers a bond’s maturity, yield, coupon and call features. These many factors are calculated into one number that measures how sensitive a bond’s value may be to interest rate changes. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, the fact that some bonds can be prepaid by the issuer). In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates. For example, if a portfolio of fixed income securities has an average duration of four years, its value can be expected to fall about 4% if interest rates rise by 1%. Conversely, the Portfolio’s value can be expected to rise about 4% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. The dollar-weighted average effective duration of the Portfolio may fall outside of its expected range due to market movements. If this happens, the Portfolio’s subadviser will take action to bring the Portfolio’s dollar-weighted average effective duration back within its expected range within a reasonable period of time.
In addition, under normal market conditions, the Portfolio may invest subject to the following limitations:
■
Up to 15% of total assets in instruments categorized in the financial services group of industries;
■
Up to 30% of total assets in US currency-denominated and foreign currency-denominated fixed income instruments issued by foreign issuers (foreign fixed income instruments), including those issued by issuers in emerging markets;
■
Up to 10% of net assets in non-investment grade debt (junk bonds).
A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions.
AST WESTERN ASSET CORPORATE BOND PORTFOLIO
Investment Objective: to maximize total return, consistent with the preservation of capital. Total return is comprised of current income and capital appreciation.
Principal Investment Policies:
The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the Portfolio’s investments may include: (i) investment-grade debt obligations of US and foreign corporate issuers; (ii) privately-issued, mortgage-related and asset-backed securities such as collateralized mortgage obligations (CMOs), collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other collateralized debt obligations (CDOs); (iii) certain debt obligations issued or guaranteed by the US government and government-related entities, including mortgage-related securities; (iv) US government securities; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. The Portfolio, at times, may be concentrated in certain sectors.
The subadviser has a team of fixed income professionals, including credit analysts and traders, with experience in many sectors of the US and foreign fixed income securities markets. In determining which securities to buy and sell, the subadviser will consider, among other things, the financial history and condition, earnings trends, analysts’
35

recommendations, and the prospects and management of an issuer. The subadviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to assess an issuer’s prospects and to determine whether its securities are undervalued or overvalued.
In pursuing its investment objective, the Portfolio invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in corporate bonds. For purposes of this 80% policy, corporate bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by corporate issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. The Portfolio may invest in derivative instruments, including futures, forwards, options, and swaps, to try to enhance return or to reduce (“hedge”) investment risks.
The above-described 80% policy is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days’ prior written notice to shareholders of any change in its 80% policy as described above. There is no guarantee that the Portfolio will achieve its investment objective.
The Portfolio may invest up to 10% of its net assets in instruments which are rated below investment grade or, if unrated, are considered by the subadviser to be of comparable quality to instruments rated below investment grade (commonly called “high yield” or “junk bonds”). The term “investment grade” refers to instruments which are either rated Baa or higher by Moody’s, or BBB or higher by Standard & Poor’s or Fitch, or are comparably rated by another nationally recognized statistical ratings organization (NRSRO) or, if unrated, are considered by the subadviser to be of comparable quality. In the event that a security receives different ratings from different NRSROs, the subadviser will treat the security as being rated in the highest rating category received from an NRSRO. The subadviser currently intends to maintain a weighted average credit quality rating of BBB+ or better with respect to instruments held by the Portfolio.
Although the Portfolio may invest in instruments of any duration or maturity, under normal market conditions the dollar-weighted average effective duration of the Portfolio, including futures positions, is expected to be within +/- one year of its secondary benchmark index, as calculated by the subadviser, with a duration of approximately 6.7 years as of December 31, 2020. The Portfolio’s secondary custom blended index consists of the Bloomberg Barclays US Long Corporate Index (20%) and Bloomberg Barclays US Intermediate Corporate Index (80%), and a cap of 7.5% on Financials. Duration is a measurement of a bond’s interest rate risk that considers a bond’s maturity, yield, coupon and call features. These many factors are calculated into one number that measures how sensitive a bond’s value may be to interest rate changes. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, the fact that some bonds can be prepaid by the issuer). In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates. For example, if a portfolio of fixed income securities has an average duration of four years, its value can be expected to fall about 4% if interest rates rise by 1%. Conversely, the Portfolio’s value can be expected to rise about 4% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. The dollar-weighted average effective duration of the Portfolio may fall outside of its expected range due to market movements. If this happens, the Portfolio’s subadviser will take action to bring the Portfolio’s dollar-weighted average effective duration back within its expected range within a reasonable period of time.
In addition, under normal market conditions, the Portfolio may invest subject to the following limitations:
■
Up to 15% of total assets in instruments categorized in the financial services group of industries;
■
Up to 30% of total assets in US currency-denominated and foreign currency-denominated fixed income instruments issued by foreign issuers (foreign fixed income instruments), including those issued by issuers in emerging markets;
■
Up to 10% of net assets in non-investment grade debt (junk bonds).
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A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions.
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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
Additional Investments & Strategies
The Portfolios may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.
Bank Loans—A Portfolio may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, delayed draw loans, synthetic letters of credit, and other instruments issued in the bank loan market. A Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, a Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower.
Convertible Securities and Preferred Stock—A Portfolio may invest in convertible securities, which include preferred stocks and debt securities of a corporation that may be converted into underlying shares of common stock either because they have warrants attached or otherwise permit the holder to buy common stock of the corporation at a set price. Convertible securities provide an income stream (usually lower than non-convertible bonds) and give investors opportunities to participate in the capital appreciation of the underlying common stock. Convertible securities typically offer greater potential for appreciation than nonconvertible debt securities. A Portfolio will sell common stock received upon conversion.
Dollar Rolls—A Portfolio may enter into dollar rolls in which the Portfolio sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. A Portfolio is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale. In a dollar roll, the Portfolio takes the risk that: (i) the market price of the mortgage-backed securities will drop below their future repurchase price; (ii) the securities that it repurchases at a later date will have less favorable market characteristics; (iii) the other party to the agreement will not be able to perform; (iv) the roll adds leverage to the Portfolio; and (v) it increases the Portfolio's sensitivity to interest rate changes. In addition, investments in dollar rolls may increase the portfolio turnover rate of the Portfolio.
Exchange-Traded Funds (ETFs)— Each Portfolio may temporarily invest up to 10% of its assets in ETFs during stressed and/or volatile market conditions. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate up or down, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers’’ (which are tied to large decreases in stock prices) halts stock trading generally.
Junk Bonds —A Portfolio may invest up to 10% of its investable assets in non-investment grade bonds (also referred to herein as high-yield debt securities or junk bonds). Non-investment grade bonds are debt securities that are rated BB or lower by S&P Global Ratings (S&P), Ba or lower by Moody’s Investors Service, Inc. (Moody’s), BB or lower by Fitch Ratings (Fitch) or, if unrated, are determined by a Subadviser to be of comparable quality. If the rating of a debt
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obligation is downgraded after a Portfolio purchases it (or if the debt obligation is no longer rated), the Portfolio will not be required to sell that security, but will take this fact into consideration in deciding whether the Portfolio should continue to hold the security. As set forth above, all references in this Prospectus to the ratings categories for determining what constitutes a non-investment grade bond are without regard to gradations within those categories.
Money Market Instruments—A Portfolio may invest in money market instruments, including commercial paper of a US or foreign company, foreign government securities, certificates of deposit, bankers’ acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the US Government or its agencies. These obligations may be US dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. A Portfolio also may invest in shares of affiliated money market funds or short-term bond funds.
If a Subadviser believes it is necessary, it may temporarily invest up to 100% of a Portfolio’s total assets in money market instruments or shares of affiliated money market or short-term bond funds. Investing heavily in these securities will limit a Subadviser’s ability to achieve the Portfolio’s investment objective, but may help to preserve the Portfolio’s assets when global or international markets are unstable.
Repurchase Agreements —A Portfolio may use repurchase agreements, where a party agrees to sell a security to the Portfolio and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Portfolio, and is, in effect, a loan by the Portfolio.
Reverse Repurchase Agreements—A Portfolio may use reverse repurchase agreements, where the Portfolio sells a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses.
If a Portfolio borrows money to purchase securities and those securities decline in value, then the value of the Portfolio’s shares will decline faster than if the Portfolio were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains.
Short Sales—A Portfolio may make short sales of a security. This means that the Portfolio may sell a security that it does not own, which it may do, for example, when the Subadviser thinks the value of the security will decline. A Portfolio generally will borrow the security to deliver to the buyers in a short sale. A Portfolio must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. A Portfolio must pay the lender any dividends or interest that accrues on the security it borrows, and the Portfolio will lose money if the price of the security increases between the time of the short sale and the date when the Portfolio replaces the borrowed security.
A Portfolio also may make short sales “against the box.” In a short sale “against the box,” a Portfolio owns or has the right to acquire the security at no additional cost through conversion or exchange of other securities it owns. When selling short against the box, a Portfolio gives up the opportunity for capital appreciation of the security.
When-Issued and Delayed-Delivery Securities—A Portfolio may purchase securities, including money market obligations or other obligations on a when-issued or delayed-delivery basis. When a Portfolio makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. A Portfolio will not earn interest income until the date the obligations are delivered.
Zero Coupon Bonds, Pay-in-Kind (PIK) and Deferred Payment Securities—A Portfolio may invest in zero coupon bonds, pay-in-kind (PIK) or deferred payment securities. Zero coupon bonds do not pay interest during the life of the security. An investor purchases the security at a price that is less than the amount the investor will receive when the borrower repays the amount borrowed (face value). PIK securities pay interest in the form of additional securities. Deferred payment securities pay regular interest after a predetermined date. A Portfolio will record the amount these securities rise in price each year (phantom income) for accounting and federal income tax purposes, but does not
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receive income currently. Because a Portfolio generally distributes income to its shareholders each year, in certain circumstances, the Portfolio may have to dispose of its portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income and the value of the paid-in-kind interest.
Additional Strategies. A Portfolio follows certain policies when it borrows money (a Portfolio can borrow up to 33 1/3% of the value of its total assets); lends its securities to others (a Portfolio can lend up to 33 1/3% of the value of its total assets); and holds illiquid investments. A Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is an investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Portfolio’s subadviser will monitor the Portfolio’s liquidity on an ongoing basis and will determine whether, in light of then-current circumstances, an adequate level of liquidity is being maintained. In the event the market value of a Portfolio’s illiquid investments exceeds 15% of the Portfolio’s net assets due to an increase in the aggregate value of its illiquid investments and/or a decline in the aggregate value of its other securities, the Portfolio must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. The Portfolios are subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, please see the SAI.
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PRINCIPAL RISKS
An investment or type of security specifically identified in this prospectus generally reflects a principal investment. The Portfolio also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. The risks identified below are the principal risks of investing in the Portfolios. The Summary section for each Portfolio lists the principal risks applicable to that Portfolio. This section provides more detailed information about each risk. Each Portfolio may be subject to additional risks other than those identified and described below because the types of investments made by a Portfolio can change over time. The order of the below risk factors does not indicate the significance of any particular risk factor.
All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios cannot guarantee success.
In addition, each Portfolio reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.
Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.
The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.
Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
A Portfolio may invest in securities issued or guaranteed by the US government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by US government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US government, and no assurance can be given that the US government would provide financial support to such securities.
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Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments, as well as privately-negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to seek to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.
The use of derivatives is a highly specialized activity that involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:
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Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
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Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
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Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately-negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately-negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).
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Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact, may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.
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Futures and Forward Contracts risk. The primary risks associated with the use of futures or forward contracts are: (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures or forward contract; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of securities or commodities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty to the futures or forward contract will default in the performance of its obligations. Additionally, not all forward contracts require a counterparty to post collateral, which may expose a Portfolio to greater losses in the event of a default by a counterparty.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets.  Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such
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countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation.  Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by non-US investors, or that prevent non-US investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Exchange-Traded Funds (ETF) Risk. Unless otherwise indicated as a part of a Portfolio’s principal investment strategy, each Portfolio may temporarily invest up to 10% of its assets in ETFs during stressed and/or volatile market conditions. A Portfolio may invest in ETFs, including ETFs managed by PGIM Investments or the Portfolio’s Subadviser(s), as an efficient means of carrying out its investment strategies. As with mutual funds (i.e., funds that are not exchange-traded), ETFs charge asset-based fees and other expenses that a Portfolio will indirectly bear as a result of its investment in an ETF, including advisory fees paid by the underlying ETF (to the extent not offset by the Manager through accompanying management fee waivers for the Portfolio). ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, ETFs may be subject to the following risks: (i) the risk that the market price of an ETF’s shares may trade above or below its net asset value; (ii) the risk that an active trading market for an ETF’s shares may not develop or be maintained; (iii) substantially the same risks as those associated with the direct ownership of securities or other assets in which an underlying ETF invests; (iv) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; and (v) the risk that trading of an ETF’s shares may be halted if the listing exchange’s officials deem such an action appropriate, the shares are delisted from the exchange, or the activation of a market-wide “circuit breaker” (which are tied to large decreases in stock prices) halts stock trading generally. The price of an ETF can fluctuate, sometimes rapidly and materially, in response to market disruptions or changes in the ETF’s NAV, the value of ETF holdings and supply and demand for ETF shares, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
The ETFs may have a limited number of financial institutions that act as authorized participants (APs), none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem ETF shares, there may be a significantly diminished trading market for such shares. This circumstance may lead to shares of the ETF trading at a discount/premium to NAV, which may be substantial during periods of market stress, and may possibly result in trading halts and/or delisting of ETF shares. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, Portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Portfolio securities can increase expenses.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.
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Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The downgrade of the credit of a security
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held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated to lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to the Statement of Additional Information (SAI). Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s Subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. Some, but not all, US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.
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Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent a Portfolio from taking advantage of other investment opportunities. In addition, liquidity risk refers to the risk that a Portfolio may not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, redemption requests by certain large shareholders such as institutional investors, or other reasons. Meeting such redemption requests may cause a Portfolio to have to liquidate portfolio securities at disadvantageous prices or times and/or unfavorable conditions and, thus, could reduce the returns of a Portfolio and dilute remaining investors’ interests. The reduction in dealer market-making capacity in fixed income markets that has occurred in recent years also has the potential to decrease liquidity.
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Interest rate risk. Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Changes in interest rates may also affect the liquidity of a Portfolio’s investments in fixed income securities. The risks associated with changing interest rates are heightened, given that interest rates in the US may increase, possibly suddenly and significantly, with unpredictable effects on the markets and a Portfolio’s investments. Volatility in interest rates and in fixed income markets may increase the risk that a Portfolio’s investment in fixed income securities will go down in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation. Decreases in interest rates create the potential for a decrease in income earned by a Portfolio. During periods of very low or negative interest rates, a Portfolio may be unable to maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates.
Focus Risk. To the extent that a Portfolio focuses its investments in particular countries, regions, industries, sectors, markets, or types of investments from time to time, the Portfolio may be subject to greater risks of adverse developments in such areas of focus than a portfolio that invests in a wider variety of countries, regions, industries, sectors, markets, or investments, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. As a result, a Portfolio may accumulate larger positions in such countries, regions, industries, sectors, markets, or types of investments and its performance may be tied more directly to the success or failure of a smaller group of related portfolio holdings than a portfolio that invests more broadly.
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Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of US issuers. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.
Foreign investment risk includes the following risks:
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Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available.
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Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Economic, business, political, or social instability may affect investments in emerging markets differently, and often more severely, than investments in developed markets. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid and more difficult to value than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.
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Foreign market risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.
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Information risk. Financial reporting standards for companies based in foreign markets usually differ from, and may be less comprehensive than, those in the US.
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Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.
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Foreign market events risk. Many countries in certain parts of the world may be subject to a greater risk of natural disasters, outbreaks of infectious diseases and other public health threats that may reduce consumer demand, disrupt the global supply chain, result in travel restrictions and/or quarantines. And may generally have a significant effect on issuers based in foreign markets, issuers that operate in such markets and issuers that are dependent on others that operate in such markets. Recent examples include pandemic risks related to the coronavirus.
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Political and social risk. Political or social developments may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. A Portfolio’s investments in foreign securities also may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.
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Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US. In general, less information is publicly available about foreign corporations than about US companies.
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Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.
High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “high-yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit, call and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities at an advantageous time or price. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. High-yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio prior to maturity, which may result in the Portfolio having to reinvest the proceeds in other high-yield securities or similar instruments that may pay lower interest rates.
Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers, or where the securities are subject to limitations on transfer. In those cases, a Portfolio may have difficulty determining the values of those securities for the purpose of determining a Portfolio’s net asset value. A Portfolio also may have difficulty disposing of those securities at an advantageous time or at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. As a result, a Portfolio may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. Private equity investments and private real estate-related investments are generally classified as illiquid investments and generally cannot be readily sold. As a result, private real estate-related investments owned by a Portfolio may be valued at fair value pursuant to guidelines established by the Board. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, no assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment. A Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.
Market and Management Risk. Market risk is the risk that the markets in which a Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Portfolio to lose value. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Portfolio being unable to buy or sell certain securities at an advantageous time or accurately price its portfolio investments. In addition, a Portfolio may rely on various third-party sources to calculate its net asset
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value. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Portfolio’s calculations of its net asset value. Such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculations and/or the inability to calculate net asset values over extended periods. A Portfolio may be unable to recover any losses associated with such failures.
Management risk is the risk that the investment strategy or the Manager or a subadviser will not work as intended. All decisions by the Manager or a subadviser require judgment and are based on imperfect information. In addition, if a Portfolio is managed using a quantitative investment model, it is subject to the risk that the model may not perform as expected. Similarly, there can be no assurance that quantitative models or methods utilized by the Manager or a subadviser, or related data sources, will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on a Portfolio's ability to realize its investment objective. Moreover, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Manager or a subadviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.
Regulatory Risk. Each Portfolio is subject to a variety of laws and regulations which govern its operations. Each Portfolio is subject to regulation by the SEC. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. Changes in laws and regulations may materially impact a Portfolio, a security, business, sector or market. For example, changes in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, or may impact a Portfolio’s investment policies and/or strategies, or may reduce the attractiveness of an investment.
Selection Risk. The Subadviser will actively manage a Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results. Selection risk is the risk that the securities, derivatives, and other instruments selected by the Subadviser will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.
Senior Loan Risk. A Portfolio’s investments in senior loans have many of the risk characteristics of fixed income securities. Floating rate or adjustable rate senior loans are subject to increased credit and liquidity risks. The value of senior loans also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment-grade senior loans, like high-yield debt securities or junk bonds, usually are more credit than interest-rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market.
US Government Securities Risk. US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury. Further, the US Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US Government may default on payments on certain US Government securities, including those held by a Portfolio (including the PSF PGIM Government Money Market Portfolio), which could have a negative impact on the Portfolio. An increase in demand for US Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.
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HOW THE TRUST IS MANAGED
Board of Trustees
The Board oversees the actions of the investment manager and the Subadviser, and decides on general policies. The Board also oversees the Trust's officers who conduct and supervise the daily business operations of the Trust.
Investment Manager
PGIM Investments 655 Broad Street, Newark, New Jersey, 07102, serves as the investment manager (the Manager) of the Portfolios. PGIM Investments and AST Investment Services, Inc. (ASTIS) One Corporate Drive, Shelton, Connecticut, serve as co-investment managers for each of the other portfolios of the Trust not covered by this Prospectus, except for the following portfolios, for which PGIM Investments serves as the sole investment manager:
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AST American Funds Growth Allocation Portfolio
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AST BlackRock 60/40 Target Allocation ETF Portfolio
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AST BlackRock 80/20 Target Allocation ETF Portfolio
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AST Bond Portfolio 2026
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AST Bond Portfolio 2027
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AST Bond Portfolio 2028
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AST Bond Portfolio 2029
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AST Bond Portfolio 2030
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AST Bond Portfolio 2031
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AST Bond Portfolio 2032
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AST Dimensional Global Core Allocation Portfolio
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AST Global Bond Portfolio (formerly, AST Wellington Management Global Bond Portfolio)
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AST Legg Mason Diversified Growth Portfolio
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AST Prudential Flexible Multi-Strategy Portfolio
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AST QMA International Core Equity Portfolio
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AST T. Rowe Price Diversified Real Growth Portfolio
PGIM Investments has been in the business of providing advisory services since 1996. ASTIS has been in the business of providing advisory services since 1992.
The Trust's Investment Management Agreement with the Manager on behalf of each Portfolio (the Management Agreement) provides that the Manager will furnish the Portfolios with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the applicable Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
The Manager has engaged the Subadvisers to conduct the day-to-day investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Trust has obtained an exemptive order from the SEC that permits the Manager, subject to approval by the Board, to hire or change subadvisers for the Portfolios by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. The exemptive order (which is similar to exemptive orders granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the Subadvisers by the Manager and the Board. The Manager also participates in the day-to-day management of the Portfolios, as noted both in the Summary section for each Portfolio earlier in this Prospectus and the “Portfolio Managers” section later in this Prospectus.
Once available, a discussion regarding the basis for the Board's initial approval of the Management Agreement and subadvisory agreement will be available in the Trust's annual report for the period ending December 30, 2020.
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Investment Management Fees
Set forth below are the total effective annualized investment management fees paid (as a percentage of average net assets) net of waivers by each Portfolio of the Trust to the Manager during 2020:
Portfolio	Total Effective Annualized Investment Management Fees Paid
AST BlackRock Corporate Bond Portfolio	-#
AST PIMCO Corporate Bond Portfolio	-#
AST Prudential Corporate Bond Portfolio	-#
AST T. Rowe Price Corporate Bond Portfolio	-#
AST Western Asset Corporate Bond Portfolio	-#
#The management fee amount waived exceeded the management fee that would otherwise have been payable due to an expense cap.
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Investment Subadvisers
The Portfolios each have one or more investment Subadvisers providing the day-to-day investment management of each Portfolio. PGIM Investments also participates in the day-to-day management of several Portfolios, as noted in the “Portfolio Managers” section later in this Prospectus. The Manager pays each investment Subadviser a subadvisory fee out of the fee that the Manager receives from the Trust. The Subadvisers for each Portfolio of the Trust are described below:
BlackRock Financial Management, Inc. (BlackRock Financial) is a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial is a registered investment adviser and a commodity pool operator organized in New York. BlackRock Inc. and its affiliates had approximately $8.68 trillion in assets under management as of December 31, 2020. BlackRock Financial is located at 55 East 52nd Street, New York, New York 10055.
Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary of Allianz Asset Management of America L.P. with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by Allianz Asset Management U.S. Holding II LLC. Through various holding company structures, Allianz Asset Management of America L.P. is majority owned by Allianz SE. As of December 31, 2020, PIMCO managed $2.22 trillion in assets, including $1.63 trillion in third-party client assets. PIMCO’s address is 650 Newport Center Drive, Newport Beach, California 92660.
PGIM, Inc. (PGIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. The Fixed Income unit of PGIM (PGIM Fixed Income) is the principal public fixed income asset management unit of PGIM. As of December 31, 2020, PGIM had approximately $1.5 trillion in assets under management. PGIM's address is 655 Broad Street, Newark, New Jersey 07102.
PGIM Fixed Income is the primary public fixed-income asset management unit of PGIM, with $968 billion in assets under management as of December 31, 2020, and is the unit of PGIM that provides investment advisory services.*
PGIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: US and non-US government bonds, mortgages and asset-backed securities, US and non-US investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.
PGIM Limited is an indirect, wholly-owned subsidiary of PGIM. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of December 31, 2020, PGIM Limited managed approximately $67.9 billion in assets.
* PGIM Fixed Income’s assets under management includes PGIM Limited’s assets under management listed above.
T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $1.47 trillion in assets as of December 31, 2020. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.
Western Asset Management Company, LLC (WAMCO) & Western Asset Management Company Limited (WAML). WAMCO, established in 1971 and effective July 31, 2020, a wholly-owned indirect subsidiary of Franklin Resources, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCO and its supervised affiliates, including Western Asset Management Company Ltd. – Japan and Western Asset Management Company Pte. Ltd. – Singapore, were approximately $484.2 billion as of December 31, 2020. WAMCO's address is 385 East Colorado Boulevard, Pasadena, California 91101. Effective July 31, 2020, WAML is a wholly-owned indirect subsidiary of Franklin Resources, Inc. WAML acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 10 Exchange Place, London, England.
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Western Asset Management Company Ltd – Japan (Western Asset Japan). Effective July 31, 2020, Western Asset Japan, a wholly owned indirect subsidiary of Franklin Resources, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Western Asset Japan is located at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan.
Western Asset Management Company Pte. Ltd. – Singapore (Western Asset Singapore). Effective July 31, 2020, Western Asset Singapore, a wholly-owned indirect subsidiary of Franklin Resources, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Western Asset Singapore is located at 1 George Street #23-01, Singapore 049145.
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Portfolio Managers
Information about the portfolio managers responsible for the day-to-day management of the Portfolios is set forth below.
In addition to the information set forth below, the SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Trust's Portfolios.
AST BlackRock Corporate Bond Portfolio
The BlackRock portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Stephan Bassas and Kashif Riaz.
Stephan Bassas, Managing Director, is the lead portfolio manager for the fundamental US Investment Grade Credit and Long Duration team within BlackRock’s Global Fixed Income Group
Stephan has been a senior portfolio manager focused on US investment grade credit portfolios and long duration strategies since 2007. Previously, Mr. Bassas worked in the Firm’s London office and was responsible for European investment grade corporate portfolios. Mr. Bassas' service with the Firm dates back to 2000, including his time with Merrill Lynch Investment Managers (MLIM), which merged with BlackRock in 2006. Previously, Mr. Bassas worked as a portfolio manager and then as an asset swap proprietary trader for Paribas Asset Management and Paribas Capital Markets in Luxembourg and London.
Mr. Bassas graduated from the University of Lyon, in France and attended the Investment Management Program at the London Business School.
Kashif Riaz, Managing Director, is a member of the fundamental US Investment Grade Credit and Long Duration team within BlackRock’s Global Fixed Income Group
Prior to assuming his current responsibilities, Mr. Riaz was a Portfolio Manager in the Financial Institutions Group, focused on Credit. From 2010-2015, he served as the Head of Investment Grade Credit within BlackRock's Global Capital Markets team in the Trading & Liquidity Strategies group. His responsibilities included managing BlackRock's primary market activities in the investment grade corporate bond market and contributing to the development of BlackRock's public positioning on bond market structure and liquidity. Mr. Riaz co-authored several BlackRock ViewPoint and BlackRock Investment Institute publications on these topics in 2013 and 2014.
Prior to joining BlackRock in 2010, Mr. Riaz spent over 12 years at J.P. Morgan, spanning Investment Banking Coverage and Debt Capital Markets. He has extensive experience driving corporate finance advisory assignments and executing M&A transactions, acquisition financings, equity offerings, and bond offerings for clients across a range of sectors.
Mr. Riaz received an MBA degree from Columbia University in 2005 and an SB degree from the Massachusetts Institute of Technology in 1998.
AST PIMCO Corporate Bond Portfolio
The PIMCO portfolio managers responsible or the day-to-day management of the Portfolio are Mark R. Kiesel, Mohit Mittal and Amit Arora, CFA, FRM.
Mark R. Kiesel. Mr. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management, with oversight for the firm’s investment grade, high yield, bank loan, municipal and insurance business
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as well as credit research and PIMCO's actively managed equity business. Morningstar named him Fixed-Income Fund Manager of the Year in 2012 and a finalist in both 2010 and 2017. He has written extensively on the topic of global credit markets, founded the Firm’s Global Credit Perspectives publication and regularly appears in the financial media. He joined PIMCO in 1996 and previously served as PIMCO's global head of investment grade corporate bonds and as a senior credit analyst. He has 28 years of investment experience and holds an MBA from the University of Chicago's Graduate School of Business. He received his undergraduate degree from the University of Michigan.
Mohit Mittal. Mr. Mittal is a managing director and portfolio manager in the Newport Beach office, and a senior member of the liability driven investment and credit portfolio management teams. He manages multi-sector portfolios with added specialization in long credit, investment grade credit, total return and unconstrained bond portfolios. In addition, he is head of the U.S. investment grade, high yield and emerging market credit trading desks. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk. Mr. Mittal also serves on the board of Orangewood Foundation. He joined the firm in 2007 and holds an MBA from the Wharton School of the University of Pennsylvania and an undergraduate degree in computer science from Indian Institute of Technology (IIT) in Delhi, India.
Amit Arora, CFA, FRM. Mr. Arora is an executive vice president and portfolio manager in the Newport Beach office and a member of the credit and liability-driven portfolio management teams. He manages credit portfolios focusing on investment grade and long credit. He was previously a senior member of PIMCO's global risk management team. Prior to joining PIMCO in 2009, he was an executive director, responsible for credit hybrids and exotics trading at J.P. Morgan. Mr. Arora was previously with Bear Stearns as a managing director on the structured credit trading desk, responsible for credit derivative products in investment grade and high yield credits. He has also worked on the foreign exchange Treasury desk at Citibank. He has 24 years of investment experience and holds an MBA from NYU Stern School of Business and a bachelor's degree in mechanical engineering from the Indian Institute of Technology (IIT Bombay). He is a Certified Financial Risk Manager (FRM).
AST Prudential Corporate Bond Portfolio
The PGIM Fixed Income portfolio managers responsible or the day-to-day management of the Portfolio are Steven A. Kellner, CFA, Terence Wheat, CFA, Lee Friedman, CFA, Alyssa Davis, and Paul Zetterstrom, CFA.
Steven A. Kellner, CFA, is a Managing Director and Head of Corporates at PGIM Fixed Income. He is exclusively focused on Investment Grade portfolio management and trading and has been instrumental as a Senior Portfolio Manager in growing the Firm’s corporate assets from $44 billion in 2000 to $367 billion in corporate assets under management as of December 31, 2020. Mr. Kellner has been managing corporate bonds for the Firm since 1989. In 1992, Mr. Kellner was named Managing Director and Head of the Firm’s proprietary Corporate Bond portfolios. In 1999, he became Head of Corporate Bond Strategies including all third-party management. He initially joined the Firm in 1986. After completing his MBA in Finance at The Wharton School of the University of Pennsylvania in 1987, Mr. Kellner rejoined the group as an analyst, then moved to the corporate bond team responsible for managing the Firm’s proprietary fixed income portfolios. In addition to his MBA, Mr. Kellner received a BCE in Civil Engineering from Villanova University. He holds the Chartered Financial Analyst (CFA) designation.
Note: Mr. Kellner has announced his intention to retire on or about April 2022.
Terence Wheat, CFA, is a Managing Director and portfolio manager for PGIM Fixed Income's U.S. Investment Grade Corporate Bond Team. Previously, he was a Global HY portfolio manager and an emerging markets corporate portfolio manager at PGIM Fixed Income. Prior to that, he was a high yield portfolio manager for PGIM Fixed Income's High Yield Team for six years. Mr. Wheat also spent 12 years as a credit analyst in PGIM Fixed Income's Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment
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grade issues from 1993 to 1998. Earlier, he worked for the Firm’s Financial Management Group. Mr. Wheat joined the Firm in 1988. He received a BS in Accounting and an MBA from Rider University and holds the Chartered Financial Analyst (CFA) designation.
Lee Friedman, CFA, is a Principal and portfolio manager for PGIM Fixed Income’s U.S. Investment Grade Corporate Bond Team. Mr. Friedman focuses on taxable municipal bonds. Prior to assuming this position, Mr. Friedman assisted in managing tax-exempt and taxable municipal assets for retail funds, institutional clients, and affiliated accounts on the Municipal Bond Team. Prior to that, he was an Associate for PGIM Fixed Income’s Credit Research Group where he covered higher education, not-for-profits (501c3), state and local government obligations, and transportation bonds, and also supported the senior municipal credit analysts. Previously, Mr. Friedman held positions in both the Firm’s Asset Liability and Risk Management Group and PGIM Fixed Income, where he supported the attribution and forecasting processes. Prior to joining the Firm in 2003, Mr. Friedman was an auditor at The Vanguard Group. He received a BS in Finance with High Distinction from Pennsylvania State University. Mr. Friedman holds the Chartered Financial Analyst (CFA) designation.
Alyssa Davis is a Principal and portfolio manager for PGIM Fixed Income’s U.S. Investment Grade Corporate Bond Team. Prior to her current role, Ms. Davis was a credit analyst in PGIM Fixed Income's Credit Research Group. As an analyst, Ms. Davis helped cover the retail, supermarket, consumer products, gaming, food and beverage, tobacco, leisure, and lodging sectors for investment grade and non-investment grade bond portfolios. Previously, she was an investment analyst for PGIM Fixed Income’s Investment Strategy Team, and an investment operations specialist for two different investment management product teams. Ms. Davis joined the Firm in 1997. She received a BS in Finance from Bryant College.
Paul Zetterstrom, CFA, is a Vice President and portfolio manager for PGIM Fixed Income’s U.S. Investment Grade Corporate Bond Team. He joined PGIM Fixed Income in 2008 as a member of the High Yield Credit Research team. After three years working in credit research and prior to joining the U.S. Investment Grade Corporate Bond Team Paul worked as a member the Portfolio Analysis Group as an Associate covering the U.S. Investment Grade Corporate Desk as well as the Global Investment Grade desk. Mr. Zetterstrom received a BS in Finance from Rutgers University in 2008 and holds the Chartered Financial Analyst (CFA) designation.
AST T. Rowe Price Corporate Bond Portfolio
T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio’s investment program. Steven E. Boothe, CFA and Lauren T. Wagandt, CFA are responsible for the day-to-day management of the Portfolio.
Steven E. Boothe, CFA. Steve Boothe is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is a portfolio manager in the Fixed Income Division. Steve is an executive vice president and Co-Chairman of the Investment Advisory Committee of the Corporate Income Fund and has lead portfolio management responsibilities. He is a member of the Global Multi-Sector and U.S. Taxable Bond teams, focusing on global and U.S. investment-grade corporate bond portfolios. Steve joined the firm in 1999, and he was a credit research analyst and a portfolio manager/analyst prior to assuming his current role in 2014. He earned a B.A. in economics and mathematics from Columbia University. Steve also has earned the Chartered Financial Analyst designation and is a Series 7 and 63 registered representative.
Lauren T. Wagandt, CFA. Lauren Wagandt is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a portfolio manager in the Fixed Income Division. She is an executive vice president and cochair of the Investment Advisory Committee of the Corporate Income Fund and has portfolio management responsibilities. Before assuming her current role, Lauren was an assistant portfolio manager and corporate credit analyst for the Fixed Income Division. Prior to joining T. Rowe Price in 2009, she was a product specialist at
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BlueCrest Capital Management, a hedge fund in New York and London, serving in a marketing and client services role. Lauren also worked as a high-grade credit research analyst at Credit Suisse in New York. She earned a B.A. in economics from Cornell University. Lauren also has earned the Chartered Financial Analyst designation.
AST Western Asset Corporate Bond Portfolio
The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Annabel Rudebeck, Ryan K. Brist, CFA, Blanton Y. Keh, CFA and Kurt D. Halvorson, CFA serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests.
As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.
Annabel Rudebeck, is Head of Non-US Credit and a Portfolio Manager at Western Asset and has more than 19 years of experience. Prior to joining Western Asset in 2016, Ms. Rudebeck was a Senior Partner and Head of Global Investment-Grade Credit at Rogge Global Partners, and a Credit Research Associate at J.P. Morgan Securities. Ms. Rudebeck holds a Bachelor of Arts in Economics and an Masters in Economics from the University of Cambridge.
Ryan K. Brist, CFA, is Head of Global Investment Grade Credit and a Portfolio Manager at Western Asset and has more than 25 years of experience. Prior to joining Western Asset in 2009, Mr. Brist was Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P., Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors, Vice President, Corporate Bond Trading at Conseco Capital Management, and Analyst, Corporate Finance Retail Products Group at Dean Witter Reynolds. Mr. Brist holds a B.S. in Finance from Indiana University. He also holds the Chartered Financial Analyst designation.
Blanton Y. Keh, CFA, is a Portfolio Manager at Western Asset and has more than 18 years of experience. Prior to joining Western Asset in 2004, Mr. Keh was a Portfolio Manager at Banc of America Capital Management, and Market Risk Manager at Bank of America. Mr. Keh holds a B.S. from California State Polytechnic University, Pomona, a M.S. from the University of California, and an M.B.A. from the Anderson Graduate School of Management, UCLA. He also holds the Chartered Financial Analyst designation.
Kurt D. Halvorson, CFA, is a Portfolio Manager at Western Asset and has more than 17 years of experience. Prior to joining Western Asset in 2010, Mr. Halvorson was a Senior Corporate Bond Manager at Aegon USA Investment Management, Senior Trader at 40/86 Advisors, LLC and was an Associate in Corporate Bond Trading at Banc of America Securities, LLC. Mr. Halvorson holds a B.A. in Business from Covenant College. He also holds the Chartered Financial Analyst designation.
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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
Purchasing and Redeeming PORTFOLIO Shares
Investments in a Portfolio are made through certain variable annuity contracts. Together with this Prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. The Trust does not provide investment advice. You should contact your financial advisor for advice regarding selection of Portfolios.
Each Portfolio typically expects to pay redemption proceeds within three days after receipt of a proper notice of the redemption request. However, it may take a Portfolio up to seven days to pay redemption proceeds. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Under normal circumstances, each Portfolio typically expects to meet redemption requests by using cash or cash equivalents or proceeds from the sale of portfolio securities (or a combination of these methods). Each Portfolio reserves the right to use borrowing arrangements that may be available from time to time. The use of borrowings in order to meet redemption requests is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of a Portfolio’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances. The Portfolios’ use of redemptions in-kind is discussed below.
Redemption in Kind
The Trust may pay the redemption price to shareholders of record (generally, the Participating Insurance Company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.
If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally a Participating Insurance Company separate account. The procedures do not affect payments by a Participating Insurance Company to a contract owner under a variable contract.
Frequent Purchases or Redemptions of Portfolio Shares
The Trust is part of the group of investment companies advised by PGIM Investments that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the PGIM Investment funds). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PGIM Investment funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PGIM Investment funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PGIM Investment funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PGIM Investment fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.
Similarly, the PGIM Investment funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PGIM Investment fund shares held by other investors. To the extent a Portfolio invests in foreign securities, a Portfolio may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the
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fund calculates its own share price. To the extent a Portfolio invests in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, a Portfolio may also constitute an effective vehicle for an investor’s frequent trading strategies.
The Boards of Directors/Trustees of the PGIM Investment funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to Participating Insurance Company separate accounts that fund variable annuity contracts. Therefore, Participating Insurance Companies, not the Trust, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Trust's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual contract owners.
Under the Trust's policies and procedures, the Trust has notified each Participating Insurance Company that the Trust expects the Participating Insurance Company to impose restrictions on transfers by contract owners. Prudential is the current Participating Insurance Company. The Trust may add additional Participating Insurance Companies in the future. The Trust receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Trust has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust's frequent trading policies and procedures. The Trust and its transfer agent each reserve the right, in its sole discretion, to reject all or a portion of a purchase order from a Participating Insurance Company for any reason or no reason. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.
The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.
Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Trust or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.
For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.
Net Asset Value
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is typically based on the next calculation of the NAV after the order is received in good order. The NAV of each Portfolio is typically determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. Eastern time). The Trust will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. if the particular disruption directly affects only the NYSE. The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
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The securities held by each of the Trust's portfolios are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. The Trust may use fair value pricing if it determines that a market quotation for a security is not reliable based, among other things, on market events or conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PGIM Investments (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Trust's NAV, we will value the Trust's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.
Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances that make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.
The NAV for each of the Portfolios is determined by a simple calculation. It’s the total value of the Portfolio (assets minus liabilities) divided by the total number of shares outstanding.
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PGIM Investments or a Subadviser, as available, to be over-the-counter, shall be valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.
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Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities that are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
Short-term debt securities held by the Portfolios, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Distributor & DISTRIBUTION ARRANGEMENTS
The Trust offers a single class of shares on behalf of each Portfolio. Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).
The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for shares of certain other portfolios of the Trust not covered by this Prospectus. The Portfolios are not subject to a 12b-1 fee. No 12b-1 fee is charged for the assets of portfolios that are invested in other portfolios of the Trust.
PAD may receive payments from certain subadvisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the subadvisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the subadvisers with increased access to persons involved in the distribution of the Contracts. PAD also may receive marketing support from the subadvisers in connection with the distribution of the Contracts.
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OTHER INFORMATION
Federal Income Taxes
Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Owners of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.
Monitoring for Possible Conflicts
The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Trust will monitor the situation and, in the event that a material conflict does develop, the Trust would determine what action, if any, to take in response.
Disclosure of Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the SAI and on the Trust's website at www.prudential.com/variableinsuranceportfolios.
Payments to Affiliates
PGIM Investments and its affiliates, including a subadviser or PAD, may compensate affiliates of PGIM Investments, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts that offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing materials that discuss the contracts, available options, and the Portfolios.
The amounts paid depend on the nature of the meetings, the number of meetings attended by PGIM Investments, the Subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PGIM Investments’, the Subadviser's or PAD’s participation. These payments or reimbursements may not be offered by PGIM Investments, Subadvisers, or PAD, and the amounts of such payments may vary between and among PGIM Investments, a Subadviser and PAD, depending on their respective participation.
With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.
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FINANCIAL HIGHLIGHTS
Introduction
The financial highlights that follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.
The financial highlights for the period ended December 31, 2020 are derived from each Portfolio’s financial statements, which were audited by PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm for such fiscal year, whose reports thereon were unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended December 31, 2020 was audited by KPMG LLP, the Trust's prior independent registered public accounting firm. The Trust’s financial statements are included in the Trust’s annual reports to shareholders, which are available upon request.
AST BlackRock Corporate Bond Portfolio
	Year Ended December 31, 2020	August 19, 2019(a) through December 31, 2019

Per Share Operating Performance(b):
Net Asset Value, beginning of Period	$10.11	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.21	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.86	0.03
Total from investment operations	1.07	0.11
Net Asset Value, end of Period	$11.18	$10.11
Total Return(c)	10.58%	1.10%

Ratios/Supplemental Data:
Net assets, end of Period (in millions)	$9	$5
Average net assets (in millions)	$6	$5
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60%	0.60%(e)
Expenses before waivers and/or expense reimbursement	2.90%	4.90%(e)
Net investment income (loss)	1.94%	2.18%(e)
Portfolio turnover rate(f)	172%	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.
(e)	Annualized.
(f)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

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AST PIMCO Corporate Bond Portfolio
	Year Ended December 31, 2020	August 19, 2019(a) through December 31, 2019

Per Share Operating Performance(b):
Net Asset Value, beginning of Period	$10.11	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.20	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.62	0.03
Total from investment operations	0.82	0.11
Net Asset Value, end of Period	$10.93	$10.11
Total Return(c)	8.11%	1.10%

Ratios/Supplemental Data:
Net assets, end of Period (in millions)	$10	$5
Average net assets (in millions)	$6	$5
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60%	0.60%(e)
Expenses before waivers and/or expense reimbursement	2.85%	4.98%(e)
Net investment income (loss)	1.89%	2.11%(e)
Portfolio turnover rate(f)	41%	177%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized.
(f)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

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AST Prudential Corporate Bond Portfolio
	Year Ended December 31, 2020	August 19, 2019(a) through December 31, 2019

Per Share Operating Performance(b):
Net Asset Value, beginning of Period	$10.18	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.22	0.09
Net realized and unrealized gain (loss) on investment transactions	0.56	0.09
Total from investment operations	0.78	0.18
Net Asset Value, end of Period	$10.96	$10.18
Total Return(c)	7.66%	1.80%

Ratios/Supplemental Data:
Net assets, end of Period (in millions)	$12	$6
Average net assets (in millions)	$7	$5
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60%	0.60%(e)
Expenses before waivers and/or expense reimbursement	2.35%	4.72%(e)
Net investment income (loss)	2.06%	2.40%(e)
Portfolio turnover rate(f)	30%	155%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized.
(f)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

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AST T. Rowe Price Corporate Bond Portfolio
	Year Ended December 31, 2020	August 19, 2019(a) through December 31, 2019

Per Share Operating Performance(b):
Net Asset Value, beginning of Period	$10.13	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.24	0.09
Net realized and unrealized gain (loss) on investment transactions	0.57	0.04
Total from investment operations	0.81	0.13
Net Asset Value, end of Period	$10.94	$10.13
Total Return(c)	8.00%	1.30%

Ratios/Supplemental Data:
Net assets, end of Period (in millions)	$8	$5
Average net assets (in millions)	$6	$5
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60%	0.60%(e)
Expenses before waivers and/or expense reimbursement	2.85%	4.96%(e)
Net investment income (loss)	2.27%	2.40%(e)
Portfolio turnover rate(f)	73%	44%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized.
(f)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

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AST Western Asset Corporate Bond Portfolio
	Year Ended December 31, 2020	August 19, 2019(a) through December 31, 2019

Per Share Operating Performance(b):
Net Asset Value, beginning of Period	$10.11	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.21	0.08
Net realized and unrealized gain (loss) on investment transactions	0.61	0.03
Total from investment operations	0.82	0.11
Net Asset Value, end of Period	$10.93	$10.11
Total Return(c)	8.11%	1.10%

Ratios/Supplemental Data:
Net assets, end of Period (in millions)	$9	$5
Average net assets (in millions)	$6	$5
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60%	0.60%(e)
Expenses before waivers and/or expense reimbursement	2.76%	4.85%(e)
Net investment income (loss)	2.00%	2.16%(e)
Portfolio turnover rate(f)	56%	85%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized.
(f)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

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GLOSSARY: PORTFOLIO INDEXES
Bloomberg Barclays US Intermediate Corporate Index. The Bloomberg Barclays US Intermediate Corporate Index reflects the returns of USD-denominated, non-convertible, publicly-issued securities that are fixed-rate or step-ups with a maturity less than 10 years that are rated investment-grade (Baa3/BBB-/BBB-) or better by Moody's, S&P or Fitch. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
AST BlackRock Corporate Bond Portfolio Blended Index. The Blended Index consists of the Bloomberg Barclays US Long Corporate Index (20%) and Bloomberg Barclays U.S. Intermediate Corporate Index (80%) (7.5% cap on Financials). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST PIMCO Corporate Bond Portfolio Blended Index. The Blended Index consists of the Bloomberg Barclays US Long Corporate Index (20%) and Bloomberg Barclays U.S. Intermediate Corporate Index (80%) (7.5% cap on Financials). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Prudential Corporate Bond Portfolio Blended Index. The Blended Index consists of the Bloomberg Barclays US Long Corporate Index (20%) and Bloomberg Barclays U.S. Intermediate Corporate Index (80%) (7.5% cap on Financials). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST T. Rowe Corporate Bond Portfolio Blended Index. The Blended Index consists of the Bloomberg Barclays US Long Corporate Index (20%) and Bloomberg Barclays U.S. Intermediate Corporate Index (80%) (7.5% cap on Financials). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Western Asset Corporate Bond Portfolio Blended Index. The Blended Index consists of the Bloomberg Barclays US Long Corporate Index (20%) and Bloomberg Barclays U.S. Intermediate Corporate Index (80%) (7.5% cap on Financials). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
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INVESTOR INFORMATION SERVICES:
Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at 655 Broad Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in the SAI, which is incorporated by reference into this Prospectus. Additional information about the Portfolio’s investments is available in the Portfolio's annual and semi-annual report to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The SAI and additional copies of the annual and semi-annual report are available without charge by calling the above number. The SAI and the annual and semi-annual report are also available without charge on the Trust’s website at www.prudential.com/variableinsuranceportfolios.
Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Trust at the above address. The Trust will begin sending individual copies to you within thirty days of revocation.
The information in the Trust's filings with the Securities and Exchange Commission (including the SAI) is available from the SEC. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102. Finally, information about the Trust is available on the EDGAR database on the SEC's internet site at www.sec.gov.
Investment Company File Act No. 811-05186
ASTSTATPROS4

ADVANCED SERIES TRUST
PROSPECTUS • April 26, 2021
The Advanced Series Trust (the Trust) is an investment vehicle for life insurance companies (the Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies (each, a Contract and together, the Contracts). Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each Contract involves fees and expenses not described in this prospectus (the Prospectus). Please read the prospectus of your Contract for information regarding the Contract, including its fees and expenses. The portfolio offered in this Prospectus is set forth on this cover (the Portfolio).
These securities have not been approved or disapproved by the Securities and Exchange Commission (the Commission or the SEC) or the Commodity Futures Trading Commission (the CFTC) nor has the Commission or the CFTC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
AST Multi-Sector Fixed Income Portfolio

1	SUMMARY: AST MULTI-SECTOR FIXED INCOME PORTFOLIO
7	ABOUT THE TRUST
8	MORE DETAILED INFORMATION ON HOW THE PORTFOLIO INVESTS
14	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIO
17	PRINCIPAL RISKS
26	HOW THE TRUST IS MANAGED
29	HOW TO BUY AND SELL SHARES OF THE PORTFOLIO
33	OTHER INFORMATION
34	FINANCIAL HIGHLIGHTS
35	APPENDIX I: DESCRIPTION OF BOND RATINGS
39	GLOSSARY: PORTFOLIO INDEXES

SUMMARY: AST MULTI-SECTOR FIXED INCOME PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return, consistent with the preservation of capital. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.46%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.01%
= Total Annual Portfolio Operating Expenses	0.72%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Multi-Sector Fixed Income	$74	$230	$401	$894
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year, the Portfolio's portfolio turnover rate was 15% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the Portfolio’s multi-sector investments may include: (i) investment grade debt obligations of US and foreign corporate issuers; (ii) privately-issued mortgage-related and asset-backed securities; (iii) certain debt obligations issued or guaranteed by the US Government and government-related entities, including mortgage-related securities; (iv) US Government securities; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. At times, the Portfolio may be concentrated in certain sectors.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by corporate and government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities.
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Although the Portfolio may invest in instruments of any duration or maturity, the Portfolio normally seeks to maintain a weighted average portfolio duration within +/- one year of its secondary benchmark index, which duration was 11.44 years as of December 31, 2020.
The Portfolio may invest up to 10% of investable assets in instruments that are rated below investment grade or, if unrated, are considered by the Portfolio’s subadviser to be of comparable quality to instruments rated below investment grade. The Portfolio may invest up to 15% of total assets in instruments in the financial services group of industries. The Portfolio may invest up to 30% of total assets in US currency-denominated and foreign currency-denominated fixed income instruments issued by foreign issuers, including those issued by issuers in emerging markets.
In determining which securities to buy and sell, the Portfolio’s subadviser will consider, among other things, the financial history and condition, earnings trends, analysts’ recommendations, and the prospects and the management of an issuer. The Portfolio’s subadviser generally employs fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to assess an issuer’s prospects and to determine whether its securities are undervalued or overvalued.
The Portfolio is the sole investment option for certain Contracts issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (collectively, the Participating Insurance Companies) known as the Prudential Defined Income Variable Annuity. Contract owners will have their account value allocated to the Portfolio. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
In managing the Portfolio’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors, such as expected total return, yield, spread and potential for price appreciation, as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio.An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to
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honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
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Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Selection Risk. The subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results and the Portfolio may underperform the market, the relevant indices, or other funds with similar investment objectives and strategies as a result of such investment decisions.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Valuation Risk. Due to the nature of the Portfolio’s investments and the market environment, a portion of the Portfolio’s assets may be valued at fair value pursuant to guidelines established by the Board. The Portfolio’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price the Portfolio would receive upon sale of a security.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance.Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Bloomberg Barclays US Long Corporate Index (65%) and Bloomberg Barclays US Intermediate Corporate Index (35%). (Note: This blend has a cap of 7.5% on Financials). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the custom blended index.
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Best Quarter:		Worst Quarter:
11.49%	2nd Quarter 2020	-5.57%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Portfolio	12.65%	8.38%	5.81%	02/25/13
Index
Bloomberg Barclays US Long Corporate Index (reflects no deduction for fees, expenses or taxes)	13.94%	10.25%	7.16%*	-
Blended Index (reflects no deduction for fees, expenses or taxes)	11.64%	8.47%	5.92%*	-
*Since Inception returns for the Indices are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income; PGIM Limited	Steven A. Kellner, CFA*	Managing Director and Head of Corporates	February 2013
AST Investment Services, Inc.		Alyssa Davis	Principal and Portfolio Manager	June 2018
		Lee Friedman, CFA	Principal and Portfolio Manager	June 2018
		Paul Zetterstrom, CFA	Vice President and Portfolio Manager	August 2019
		Terence Wheat, CFA	Managing Director and Portfolio Manager	August 2019
*Mr. Kellner has announced his intention to retire on or about April 2022.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by
5

influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
6

ABOUT THE TRUST
ABOUT THE TRUST AND THE PORTFOLIO
This Prospectus provides information about the Trust and the AST Multi-Sector Fixed Income Portfolio. The Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 (the 1940 Act).
PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS and together with PGIM Investments, the Manager), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Portfolio. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. The Manager has retained PGIM Fixed Income (the Subadviser), a unit of PGIM, Inc., to manage the day-to-day investment of the assets of the Portfolio in a multi-manager structure. More information about the Manager, the Subadviser and the multi-manager structure is included in “How the Trust is Managed” later in this Prospectus.
The Trust offers one class of shares in the Portfolio. As of the date of this prospectus, shares of the Portfolio are sold only to separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey as investment options under variable life insurance and variable annuity contracts. Shares of the Portfolio may be sold directly to certain qualified retirement plans.
Additional information about the Portfolio is set forth in the following sections, and is also provided in the Statement of Additional Information (SAI).
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MORE DETAILED INFORMATION ON HOW THE PORTFOLIO INVESTS
Investment Objective of the Portfolio. The investment objective of the Portfolio is to seek to maximize total return consistent with the preservation of capital. Total return is comprised of current income and capital appreciation. This investment objective is not a fundamental investment policy for the Portfolio and, therefore, may be changed by the Board without shareholder approval.
Principal Investment Policies of the Portfolio. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the Portfolio’s investments may include: (i) investment grade debt obligations of US and foreign corporate issuers; (ii) privately-issued mortgage-related and asset-backed securities; (iii) certain debt obligations issued or guaranteed by the US government and government-related entities, including mortgage-related securities; (iv) US government securities; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations.
In pursuing its investment objective, the Portfolio invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by corporate and government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities.
The above-described 80% policy is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days’ prior written notice to shareholders of any change in its 80% policy as described above. There is no guarantee that the Portfolio will achieve its investment objective.
The Portfolio may invest up to 10% of its investable assets in instruments which are rated below investment grade (“junk bonds”) or, if unrated, are considered by the subadviser to be of comparable quality to instruments rated below investment grade. The term “investment grade” refers to instruments which are either rated Baa or higher by Moody’s, or BBB or higher by S&P Global Ratings, or are comparably rated by another nationally recognized statistical ration organization (NRSRO) or, if unrated, are considered by the subadviser to be of comparable quality. The subadviser currently intends to maintain a weighted average credit quality rating of BBB+ or better with respect to instruments held by the Portfolio.
The Portfolio may invest in derivative instruments, including futures, forwards, options, and swaps, to try to enhance return or to reduce (hedge) investment risks.
Although the Portfolio may invest in instruments of any duration or maturity, under normal market conditions the dollar-weighted average effective duration of the Portfolio, including futures positions, is expected to be within +/- one year of its secondary benchmark index, which duration was 11.44 years as of December 31, 2020. The Portfolio’s secondary custom blended index consists of the Bloomberg Barclays US Long Corporate Index (65%) and Bloomberg Barclays US Intermediate Corporate Index (35%). (Note: This blend has a cap of 7.5% on Financials). The Portfolio’s Manager determined the weight of each index comprising the secondary index. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, the fact that some bonds can be prepaid by the issuer). In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates. For example, if a portfolio of fixed income securities has an average duration of four years, its value can be expected to fall about 4% if interest rates rise by 1%. Conversely, the Portfolio’s value can be expected to rise about 4% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.
In addition, under normal market conditions, the Portfolio may invest subject to the following limitations:
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Up to 15% of total assets in instruments categorized in the financial services group of industries;
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Up to 30% of total assets in US currency-denominated and foreign currency-denominated fixed income instruments issued by foreign issuers (foreign fixed income instruments), including those issued by issuers in emerging markets;
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Up to 10% of investable assets in non-investment grade debt (junk bonds).
A change in the securities held by the Portfolio is known as “Portfolio turnover.” The Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions.
The Portfolio is the sole investment option for certain Contracts issued by the Participating Insurance Companies. Contract owners that select this benefit under their Contract will have their account value allocated to the Portfolio. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
Principal Investments of the Portfolio
General. The subadviser has a team of fixed income professionals, including credit analysts and traders, with experience in many sectors of the US and foreign fixed income securities markets. In determining which securities to buy and sell, the subadviser will consider, among other things, the financial history and condition, earnings trends, analysts’ recommendations, and the prospects and the management of an issuer. The subadviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to assess an issuer’s prospects and to determine whether its securities are undervalued or overvalued.
In managing the Portfolio’s assets, the subadviser uses a combination of top-down economic analysis and bottom up research in conjunction with proprietary quantitative models and risk management systems. In the top down economic analysis, the subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the subadviser’s bottom-up research which informs security selection. In its bottom up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
The subadviser may also consider factors such as yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The subadviser may invest in a security based upon the expected total return rather than the yield of such security. The subadviser may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the Portfolio’s investments may include: (i) investment grade debt obligations of US and foreign corporate issuers; (ii) privately-issued mortgage-related and asset-backed securities; (iii) certain debt obligations issued or guaranteed by the US government and government-related entities, including mortgage-related securities; (iv) US government securities; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. The Portfolio may invest in derivative instruments, including futures, forwards, options, and swaps, to try to enhance return or to reduce (“hedge”) investment risks.
Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.
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Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.
Asset-backed securities issued in the form of debt instruments, also known as collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs), are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.
Asset-backed securities, CDOs, and CLOs are subject to credit risk, liquidity risk, valuation risk, prepayment risk, and extension risk. These risks are described in greater detail below under the caption “Principal Risks.”
Corporate Debt Obligations. The Portfolio may also invest in the bonds of corporations. For purposes of this policy, the term “corporations” includes all non-government issuers. Corporate bonds are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. When interest rates rise, the value of corporate bonds can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.
Credit-Linked Securities. The Portfolio may invest in credit-linked securities. Credit-linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.
Derivative Strategies. The Portfolio may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. The Portfolio may also use derivatives to seek to enhance returns and for hedging purposes. The use of a derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.
The use of derivatives by the Portfolio—including, without limitation, futures, foreign currency forward contracts, options on futures and various types of swaps—involves costs and can be volatile. With derivatives, the subadviser will try to predict if the underlying investment—a security, market index, currency, interest rate, or some other benchmark—will go up or down at some future date. The subadviser may use derivatives to try to reduce risk or to increase return consistent with the Portfolio’s overall investment objectives. The subadviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives the Portfolio may use may not match or offset its underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.
As an open-end investment company registered with the SEC, the Portfolio is subject to the federal securities laws, including the Investment Company Act of 1940, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolio must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative
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contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Portfolio must cover its open positions by setting aside liquid assets equal to the contracts full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Portfolio is permitted to set aside liquid assets in an amount equal to such Portfolio’s daily marked-to-market (net) obligations, if any (i.e., such Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolio will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Portfolio reserves the right to modify the asset segregation policies of the Portfolio in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.
The use of derivatives involves a variety of risks and is described in greater detail below under the caption “Principal Risks.”
Some of the specific types of derivative instruments expected to be used by the Portfolio are described in more detail immediately below:
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Futures Contracts and Related Options. The Portfolio may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Portfolio makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.
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Swap Transactions. The Portfolio may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.
Temporary Defensive Investments. In response to adverse market, economic, or political conditions, the Portfolio may take a temporary defensive position and invest up to 100% of the Portfolio’s assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of the Portfolio’s assets in cash, cash equivalents or shares of affiliated short-term bond funds and/or affiliated or unaffiliated money market funds. Investing heavily in these securities will limit the subadviser’s ability to achieve the Portfolio’s investment objectives, but can help to preserve the Portfolio’s assets during adverse economic environments. In addition, the Portfolio may temporarily invest up to 10% of its assets in exchange-traded funds (ETFs) during stressed and/or volatile market conditions. The use of temporary defensive investments is inconsistent with the Portfolio’s investment objectives.
Privately-Issued Mortgage-Related Securities. The Portfolio may also invest in privately issued mortgage-related securities. Privately issued mortgage-related securities are issued by private corporations rather than government agencies or government sponsored enterprises. Privately issued mortgage-related securities are not guaranteed by US governmental entities but generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.
Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage pass-through securities include collateralized mortgage obligations, real estate mortgage investment conduits, multi-class pass-through
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securities, stripped mortgage-backed securities and balloon payment mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by US governmental entities.
CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond’s maturity. A real estate mortgage investment conduit (REMIC) is a security issued by a US Government agency or private issuer and secured by real property. REMICs consist of classes of regular interest, some of which may be adjustable rate, and a single class of residual interests. The Portfolio does not intend to invest in residual interests. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment income thereon provide funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security.
A stripped mortgage-backed security (MBS strip) may be issued by US governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. The Portfolio may also invest in balloon payment mortgage-backed securities, which are amortizing mortgage securities offering payments of principal and interest, the last payment of which is predominantly principal.
Mortgage-related securities, asset-backed securities, and CMOs are subject to credit risk, interest rate risk, liquidity risk, valuation risk, prepayment risk, and extension risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities. Although the Portfolio does not currently intend to invest in sub-prime mortgage-related securities, the Portfolio may invest a portion of its assets in such securities in the future depending upon then-current market, financial, and economic conditions. These risks are described in greater detail below under the caption “Principal Risks.”
US Government Securities. US Government securities include debt obligations issued by the US Treasury (the Treasury). Treasury securities are all backed by the full faith and credit of the US Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. The Portfolio may also acquire US Government securities in the form of custodial receipts that show ownership of future interest payments, principal payments or both on certain Treasury notes or bonds. Such notes or bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.
US Government securities also include debt obligations issued by federal government agencies and government sponsored enterprises, which may include mortgage-backed securities. Securities issued by government sponsored enterprises are not backed by the full faith and credit of the US Government and for more information about this risk, as well as other risks associated with US Government Securities, please see below under “More Detailed Information on How the Portfolio Invests—Principal Investments of the Portfolio—Other Debt Obligations Issued or Guaranteed by the US Government and Government-Related Entities.”
Other Debt Obligations Issued or Guaranteed by the US Government and Government-Related Entities. Securities issued by agencies of the US Government or instrumentalities of the US Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Government National Mortgage Association (GNMA or Ginnie Mae), the Federal Housing Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the US Government. In the case of securities not backed by the full faith and credit of the United States, the Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may
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not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the US Government or the relevant government sponsored enterprise.
Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the US Treasury to meet their obligations. Although the US Government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.
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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIO
Additional Investments & Strategies
The Portfolio may invest in the following types of securities and/or use the following investment strategies to increase the Portfolio's return or protect its assets if market conditions warrant.
Bank Loans. The Portfolio may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, delayed draw loans, synthetic letters of credit, and other instruments issued in the bank loan market. The Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower.
Convertible Securities and Preferred Stock. The Portfolio may invest in convertible securities, which include preferred stocks and debt securities of a corporation that may be converted into underlying shares of common stock either because they have warrants attached or otherwise permit the holder to buy common stock of the corporation at a set price. Convertible securities provide an income stream (usually lower than non-convertible bonds) and give investors opportunities to participate in the capital appreciation of the underlying common stock. Convertible securities typically offer greater potential for appreciation than nonconvertible debt securities. The Portfolio will sell common stock received upon conversion.
Dollar Rolls. The Portfolio may enter into dollar rolls in which the Portfolio sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Portfolio is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale. In a dollar roll, the Portfolio takes the risk that: (i) the market price of the mortgage-backed securities will drop below their future repurchase price; (ii) the securities that it repurchases at a later date will have less favorable market characteristics; (iii) the other party to the agreement will not be able to perform; (iv) the roll adds leverage to the Portfolio; and (v) it increases the Portfolio's sensitivity to interest rate changes. In addition, investments in dollar rolls may increase the portfolio turnover rate of the Portfolio.
Exchange-Traded Funds (ETFs). The Portfolio may temporarily invest up to 10% of its assets in ETFs during stressed and/or volatile market conditions. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate up or down, and the Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers’’ (which are tied to large decreases in stock prices) halts stock trading generally.
Junk Bonds. The Portfolio may invest up to 10% of its investable assets in non-investment grade bonds (also referred to herein as high-yield debt securities or junk bonds). Non-investment grade bonds are debt securities that are rated BB or lower by S&P Global Ratings (S&P), Ba or lower by Moody’s Investors Service, Inc. (Moody’s), BB or lower by Fitch Ratings (Fitch) or, if unrated, are determined by the Subadviser to be of comparable quality. If the rating of a
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debt obligation is downgraded after the Portfolio purchases it (or if the debt obligation is no longer rated), the Portfolio will not be required to sell that security, but will take this fact into consideration in deciding whether the Portfolio should continue to hold the security. As set forth above, all references in this Prospectus to the ratings categories for determining what constitutes a non-investment grade bond are without regard to gradations within those categories.
Money Market Instruments. The Portfolio may invest in money market instruments, including commercial paper of a US or foreign company, foreign government securities, certificates of deposit, bankers’ acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the US Government or its agencies. These obligations may be US dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Portfolio also may invest in shares of affiliated money market funds or short-term bond funds.
If the Subadviser believes it is necessary, it may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments or shares of affiliated money market or short-term bond funds. Investing heavily in these securities will limit the Subadviser’s ability to achieve the Portfolio’s investment objectives, but may help to preserve the Portfolio’s assets when global or international markets are unstable.
Repurchase Agreements. The Portfolio may use repurchase agreements, where a party agrees to sell a security to the Portfolio and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Portfolio, and is, in effect, a loan by the Portfolio.
Reverse Repurchase Agreements. The Portfolio may use reverse repurchase agreements, where the Portfolio sells a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses.
If the Portfolio borrows money to purchase securities and those securities decline in value, then the value of the Portfolio’s shares will decline faster than if the Portfolio were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains.
Short Sales. The Portfolio may make short sales of a security. This means that the Portfolio may sell a security that it does not own, which it may do, for example, when the Subadviser thinks the value of the security will decline. The Portfolio generally will borrow the security to deliver to the buyers in a short sale. The Portfolio must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Portfolio must pay the lender any dividends or interest that accrues on the security it borrows, and the Portfolio will lose money if the price of the security increases between the time of the short sale and the date when the Portfolio replaces the borrowed security.
The Portfolio also may make short sales “against the box.” In a short sale “against the box,” the Portfolio owns or has the right to acquire the security at no additional cost through conversion or exchange of other securities it owns. When selling short against the box, the Portfolio gives up the opportunity for capital appreciation of the security.
When-Issued and Delayed-Delivery Securities. The Portfolio may purchase securities, including money market obligations or other obligations on a when-issued or delayed-delivery basis. When the Portfolio makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Portfolio will not earn interest income until the date the obligations are delivered.
Zero Coupon Bonds, Pay-in-Kind (PIK) and Deferred Payment Securities. The Portfolio may invest in zero coupon bonds, pay-in-kind (PIK) or deferred payment securities. Zero coupon bonds do not pay interest during the life of the security. An investor purchases the security at a price that is less than the amount the investor will receive when the borrower repays the amount borrowed (face value). PIK securities pay interest in the form of additional securities. Deferred payment securities pay regular interest after a predetermined date. The Portfolio will record the amount these securities rise in price each year (phantom income) for accounting and federal income tax purposes, but does
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not receive income currently. Because the Portfolio generally distributes income to its shareholders each year, in certain circumstances, the Portfolio may have to dispose of its portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income and the value of the paid-in-kind interest.
Additional Strategies. The Portfolio follows certain policies when it borrows money (the Portfolio can borrow up to 33 1/3% of the value of its total assets); lends its securities to others (the Portfolio can lend up to 33 1/3% of the value of its total assets); and holds illiquid investments. The Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is an investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Subadviser will monitor the Portfolio’s liquidity on an ongoing basis and will determine whether, in light of then-current circumstances, an adequate level of liquidity is being maintained. In the event the market value of the Portfolio’s illiquid investments exceeds 15% of the Portfolio’s net assets due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other securities, the Portfolio must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. The Portfolio is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, please see the SAI.
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PRINCIPAL RISKS
An investment or type of security specifically identified in this Prospectus generally reflects a principal investment. The Portfolio also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. The risks identified below are the principal risks of investing in the Portfolio. The Summary lists the principal risks applicable to the Portfolio. This section provides more detailed information about each risk. The Portfolio may be subject to additional risks other than those identified and described below because the types of investments made by the Portfolio can change over time. The order of the below risk factors does not indicate the significance of any particular risk factor.
All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
In addition, the Portfolio reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.
Asset-Backed and/or Mortgage-Backed Securities Risk.Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.
Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require the Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent the Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more the Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.
The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.
Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
The Portfolio may invest in securities issued or guaranteed by the US government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by US government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US government, and no assurance can be given that the US government would provide financial support to such securities.
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Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolio may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. The Portfolio may, but is not required to, use derivatives to seek to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.
The use of derivatives is a highly specialized activity that involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt security, including:
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Counterparty Credit Risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, the Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
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Leverage Risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to the Portfolio that exceeds the amount the Portfolio originally invested. To mitigate leverage risk, the Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
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Liquidity and Valuation Risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated instruments may be difficult to terminate, and from time to time, the Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).
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Hedging Risk. Hedging is a strategy in which the Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Portfolio is not required to use hedging and may choose not to do so.
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Commodity Risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than the prices of investments in traditional equity and debt securities.
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Futures and Forward Contracts Risk. The primary risks associated with the use of futures or forward contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures or forward contract; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of securities or commodities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty to the futures or forward contract will default in the performance of its obligations. Additionally, not all forward contracts require a counterparty to post collateral, which may expose a Portfolio to greater losses in the event of a default by a counterparty.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such
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countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for the Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. The Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Exchange-Traded Funds (ETF) Risk. Unless otherwise indicated as a part of a Portfolio’s principal investment strategy, each Portfolio may temporarily invest up to 10% of its assets in ETFs during stressed and/or volatile market conditions. A Portfolio may invest in ETFs, including ETFs managed by PGIM Investments or the Portfolio’s Subadviser(s), as an efficient means of carrying out its investment strategies. As with mutual funds (i.e., funds that are not exchange-traded), ETFs charge asset-based fees and other expenses that a Portfolio will indirectly bear as a result of its investment in an ETF, including advisory fees paid by the underlying ETF (to the extent not offset by the Manager through accompanying management fee waivers for the Portfolio). ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, ETFs may be subject to the following risks: (i) the risk that the market price of an ETF’s shares may trade above or below its net asset value; (ii) the risk that an active trading market for an ETF’s shares may not develop or be maintained; (iii) substantially the same risks as those associated with the direct ownership of securities or other assets in which an underlying ETF invests; (iv) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; and (v) the risk that trading of an ETF’s shares may be halted if the listing exchange’s officials deem such an action appropriate, the shares are delisted from the exchange, or the activation of a market-wide “circuit breaker” (which are tied to large decreases in stock prices) halts stock trading generally. The price of an ETF can fluctuate, sometimes rapidly and materially, in response to market disruptions or changes in the ETF’s NAV, the value of ETF holdings and supply and demand for ETF shares, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, the portfolio operating expense ratio may be higher than shown if the Portfolio’s average net assets decrease, fee waivers or expense limitations change, or if the Portfolio incurs more expenses than expected. Net assets are more likely to decrease, and Portfolio expense ratios are more likely to increase, when markets are volatile. Active and frequent trading of Portfolio securities can increase expenses.
Fixed Income Securities Risk. Investments in fixed income securities involve a variety of risks, including credit risk, liquidity risk and interest rate risk.
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Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The downgrade of the credit of a security held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by the Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated to lower-rated securities generally will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to this Prospectus. Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, the Portfolio’s subadviser may determine which rating it
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believes best reflects the security’s quality and risk at that time. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. Some but not all US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.
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Liquidity risk. Liquidity risk is the risk that the Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent the Portfolio from taking advantage of other investment opportunities. In addition, liquidity risk refers to the risk that the Portfolio may not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, redemption requests by certain large shareholders such as institutional investors, or other reasons. Meeting such redemption requests may cause the Portfolio to have to liquidate portfolio securities at disadvantageous prices and times and/or unfavorable conditions and, thus, could reduce the returns of the Portfolio and dilute remaining investors’ interests. The reduction in dealer market-making capacity in fixed income markets that has occurred in recent years also has the potential to decrease liquidity.
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Interest rate risk. Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities. The risks associated with changing interest rates are heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. Certain securities acquired by the Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation. Decreases in interest rates create the potential for a decrease in income earned by the Portfolio. During periods of very low or negative interest rates, a Portfolio may be unable to maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates.
Focus Risk. To the extent that the Portfolio focuses its investments in particular countries, regions, industries, sectors, markets, or types of investments from time to time, the Portfolio may be subject to greater risks of adverse developments in such areas of focus than a portfolio that invests in a wider variety of countries, regions, industries, sectors, markets, or investments, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. As a result, the Portfolio may accumulate larger positions in such countries, regions, industries, sectors, markets, or types of investments and its performance may be tied more directly to the success or failure of a smaller group of related portfolio holdings than a portfolio that invests more broadly.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the following risks:
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Currency Risk. Changes in currency exchange rates may affect the value of foreign securities held by the Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of
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currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by the Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If the Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. The Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available.
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Emerging Market Risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Economic, business, political, or social instability may affect investments in emerging markets differently, and often more severely, than investments in developed markets. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid and more difficult to value than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for the Portfolio.
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Foreign Market Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the United States, which may result in lower recoveries for investors.
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Foreign Market Events Risk. Many countries in certain parts of the world may be subject to a greater risk of natural disasters, outbreaks of infectious diseases and other public health threats that may reduce consumer demand, disrupt the global supply chain, result in travel restrictions and/or quarantines. And may generally have a significant effect on issuers based in foreign markets, issuers that operate in such markets and issuers that are dependent on others that operate in such markets. Recent examples include pandemic risks related to the coronavirus.
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Information Risk. Financial reporting standards for companies based in foreign markets usually differ from, and may be less comprehensive than, those in the US.
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Liquidity and Valuation Risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.
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Political and Social Risk. Political or social developments may adversely affect the value of the Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. The Portfolio’s investments in foreign securities also may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.
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Regulatory Risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US. In general, less information is publicly available about foreign corporations than about US companies.
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Taxation Risk. Many foreign markets are not as open to foreign investors as US markets. The Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of the Portfolio.
High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “high-yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit, call and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly
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speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce the Portfolio’s ability to sell its high-yield securities (at an advantageous time or price). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. High-yield securities frequently have redemption features that permit an issuer to repurchase the security from the Portfolio prior to maturity, which may result in the Portfolio having to reinvest the proceeds in other high-yield securities or similar instruments that may pay lower interest rates.
Liquidity and Valuation Risk. From time to time, the Portfolio may hold one or more securities for which there are no or few buyers and sellers, or where the securities are subject to limitations on transfer. In those cases, the Portfolio may have difficulty determining the values of those securities for the purpose of determining the Portfolio’s net asset value. The Portfolio also may have difficulty disposing of those securities at an advantageous time or at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk. As a result, the Portfolio may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. Private equity investments and private real estate-related investments are generally classified as illiquid investments and generally cannot be readily sold. As a result, private real estate-related investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Board. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, no assurance can be given that the fair value prices accurately reflect the price the Portfolio would receive upon the sale of the investment. The Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Market Risk and Management Risk. Market risk is the risk that the markets in which a Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Portfolio to lose value. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Portfolio being unable to buy or sell certain securities at an advantageous time or accurately price its portfolio investments. In addition, a Portfolio may rely on various third-party sources to calculate its net asset value. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Portfolio’s calculations of its net asset value. Such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculations and/or the inability to calculate net asset values over extended periods. A Portfolio may be unable to recover any losses associated with such failures.
Management risk is the risk that the investment strategy or the Manager or a subadviser will not work as intended. All decisions by the Manager or a subadviser require judgment and are based on imperfect information. In addition, if a Portfolio is managed using a quantitative investment model, it is subject to the risk that the model may not perform as expected. Similarly, there can be no assurance that quantitative models or methods utilized by the Manager or a
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subadviser, or related data sources, will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on a Portfolio's ability to realize its investment objective. Moreover, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Manager or a subadviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.
Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.
Portfolio Turnover Risk. The Subadviser generally does not consider the length of time the Portfolio has held a particular security in making investment decisions. In fact, the Subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of Portfolio securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio’s turnover rate may be higher than that of other mutual funds due to the Subadviser’s investment strategies. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading and transaction-related costs associated with portfolio turnover may adversely affect the Portfolio’s investment performance.
Recent Events Risk. The ongoing financial and debt crises have caused increased volatility and significant declines in the value and liquidity of many securities in US and foreign financial markets. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. In response to these crises, the US and other governments, and their agencies and instrumentalities such as the Federal Reserve and certain foreign central banks, have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, the impact of legislation enacted in the United States calling for reform of many aspects of financial regulation, and the corresponding regulatory changes on the markets and the practical implications for market participants, may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and, depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market. For example, changes in laws or regulations made by the government or a regulatory body may impact the ability of the Portfolio to achieve its investment objective, or may impact the Portfolio’s investment policies and/or strategies, or may reduce the attractiveness of an investment.
Selection Risk. The Subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results. Selection risk is the risk that the securities, derivatives, and other instruments selected by the Subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.
US Government, Government-Related Entity, and Government Agency Securities Risk. In addition to market risk, interest rate risk and credit risk, such securities may limit the Portfolio’s potential for capital appreciation. Securities issued by agencies of the US Government or instrumentalities of the US Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.
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Obligations of the Government National Mortgage Association (GNMA or Ginnie Mae), the Federal Housing Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the FNMA, the FHLMC, the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the US Government.
In the case of securities not backed by the full faith and credit of the United States, the Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. If the relevant government sponsored enterprise issuing or sponsoring the securities is unable to meet its obligations or its credit worthiness declines, then the performance of the Portfolio will be adversely impacted. In addition, the yield and market value of these securities are not guaranteed by the US government or the relevant government sponsored enterprise.
Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. In September of 2008, the Treasury appointed the Federal Housing Finance Agency as the conservator of Fannie Mae and Freddie Mac and the effect that this conservatorship will have on the companies’ debt and equities is unclear. Although the US Government has provided financial support to Fannie Mae and Freddie Mac and authorized them to borrow from the Treasury to meet their obligations, no assurance can be given that it will support these or other government-sponsored enterprises in the future. An increase in demand for US Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.
Valuation Risk. Due to the nature of the Portfolio’s investments and the market environment, a portion of the Portfolio’s assets may be valued at fair value pursuant to guidelines established by the Board. The Portfolio’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price the Portfolio would receive upon sale of a security. To the extent the Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. In addition, if there is wide variation in the fair value estimates produced by the market participants with respect to investments held by the Portfolio, such variations may make it harder for the Portfolio to sell that investment (i.e., such variation may tend to increase liquidity risk).
Additional Risks of Investing in the Portfolio. Set forth below is a description of certain other non-principal risks associated with an investment in the Portfolio.
Short Sale Risk. If the Portfolio sells a security short, it in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when the Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. If the Portfolio enters into short sales, it exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a security’s price would be expected to rise. Although the Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.
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Leverage Risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, the Subadviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s securities.
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HOW THE TRUST IS MANAGED
Board of Trustees
The Board oversees the actions of the Investment Managers and the Subadviser and decides on general policies. The Board also oversees the Trust's officers who conduct and supervise the daily business operations of the Trust.
Investment Managers
PGIM Investments, 655 Broad Street, Newark, New Jersey, and ASTIS, One Corporate Drive, Shelton, Connecticut, serve as the investment managers of the Portfolio. ASTIS has been in the business of providing advisory services since 1992. PGIM Investments has been in the business of providing advisory services since 1996.
The Trust's Investment Management Agreement, on behalf of the Portfolio, with ASTIS and PGIM Investments (the Management Agreement), provides that the Manager will furnish the Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
The Manager has engaged PGIM, Inc., through its PGIM Fixed Income unit, to conduct the investment programs of the Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the Subadviser and reporting on such activities to the Board. The Trust has obtained an exemption from the SEC that permits the Manager, subject to approval by the Board, to change subadvisers for the Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Board.
If at any point in time there is more than one subadviser for the Portfolio, the Manager will determine the division of the assets for the Portfolio among the applicable subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.
A discussion regarding the basis for the Board's approval of the Portfolio’s investment advisory agreements is available in the Trust's semi-annual report dated June 30.
Investment Subadviser
PGIM, Inc. is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM, Inc. was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. PGIM Fixed Income is the principal public fixed income asset management unit of PGIM, Inc. As of December 31, 2020, PGIM, Inc. had approximately $1.5 trillion in assets under management. PGIM's address is 655 Broad Street, Newark, New Jersey 07102.
PGIM Fixed Income is the primary public fixed-income asset management unit of PGIM, Inc., with $968 billion in assets under management as of December 31, 2020, and is the unit of PGIM, Inc. that provides investment advisory services.*
PGIM Fixed Income is organized into groups specializing in different sectors of the fixed-income market: US and non-US government bonds, mortgages and asset-backed securities, US and non-US investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.
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PGIM Limited is an indirect, wholly-owned subsidiary of PGIM. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of December 31, 2020, PGIM Limited managed approximately $67.9 billion in assets.
* PGIM Fixed Income’s assets under management includes PGIM Limited’s assets under management listed above.
Portfolio Managers
Information about the portfolio managers responsible for the day-to-day management of the Portfolio is set forth below. In addition to the information set forth below, the Trust’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Portfolio.
Steven Kellner, Alyssa Davis, Lee Friedman, Paul Zetterstrom and Terence Wheat are primarily responsible for the day-to-day management of the Portfolio.
Steven A. Kellner, CFA, is a Managing Director and Head of Corporates at PGIM Fixed Income. He is exclusively focused on Investment Grade portfolio management and trading and has been instrumental as a Senior Portfolio Manager in growing the Firm’s corporate assets from $44 billion in 2000 to $367 billion in corporate assets under management as of December 31, 2020. Mr. Kellner has been managing corporate bonds for the Firm since 1989. In 1992, Mr. Kellner was named Managing Director and Head of the Firm’s proprietary Corporate Bond portfolios. In 1999, he became Head of Corporate Bond Strategies including all third-party management. He initially joined the Firm in 1986. After completing his MBA in Finance at The Wharton School of the University of Pennsylvania in 1987, Mr. Kellner rejoined the group as an analyst, then moved to the corporate bond team responsible for managing the Firm’s proprietary fixed income portfolios. In addition to his MBA, Mr. Kellner received a BCE in Civil Engineering from Villanova University. He holds the Chartered Financial Analyst (CFA) designation.
Note: Mr. Kellner has announced his intention to retire on or about April 2022.
Alyssa Davis is a Principal and portfolio manager for PGIM Fixed Income’s U. S. Investment Grade Corporate Bond Team. Prior to her current role, Ms. Davis was a credit analyst in PGIM Fixed Income's Credit Research Group. As an analyst, Ms. Davis helped cover the retail, supermarket, consumer products, gaming, food and beverage, tobacco, leisure, and lodging sectors for investment grade and non-investment grade bond portfolios. Previously, she was an investment analyst for PGIM Fixed Income’s Investment Strategy Team, and an investment operations specialist for two different investment management product teams. Ms. Davis joined the Firm in 1997. She received a BS in Finance from Bryant College.
Lee Friedman, CFA, is a Principal and portfolio manager for PGIM Fixed Income’s U.S. Investment Grade Corporate Bond Team. Mr. Friedman focuses on taxable municipal bonds. Prior to assuming this position, Mr. Friedman assisted in managing tax-exempt and taxable municipal assets for retail funds, institutional clients, and affiliated accounts on the Municipal Bond Team. Prior to that, he was an Associate for PGIM Fixed Income’s Credit Research Group where he covered higher education, not-for-profits (501c3), state and local government obligations, and transportation bonds, and also supported the senior municipal credit analysts. Previously, Mr. Friedman held positions in both the Firm’s Asset Liability and Risk Management Group and PGIM Fixed Income, where he supported the attribution and forecasting processes. Prior to joining the Firm in 2003, Mr. Friedman was an auditor at The Vanguard Group. He received a BS in Finance with High Distinction from Pennsylvania State University. Mr. Friedman holds the Chartered Financial Analyst (CFA) designation.
Paul Zetterstrom, CFA, is a Vice President and portfolio manager for PGIM Fixed Income’s U.S. Investment Grade Corporate Bond Team. He joined PGIM Fixed Income in 2008 as a member of the High Yield Credit Research team. After three years working in credit research and prior to joining the U.S. Investment Grade Corporate Bond Team Paul
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worked as a member the Portfolio Analysis Group as an Associate covering the U.S. Investment Grade Corporate Desk as well as the Global Investment Grade desk. Mr. Zetterstrom received a BS in Finance from Rutgers University in 2008 and holds the Chartered Financial Analyst (CFA) designation.
Terence Wheat, CFA, is a Managing Director and portfolio manager for PGIM Fixed Income's U.S. Investment Grade Corporate Bond Team. Previously, he was a Global HY portfolio manager and an emerging markets corporate portfolio manager at PGIM Fixed Income. Prior to that, he was a high yield portfolio manager for PGIM Fixed Income's High Yield Team for six years. Mr. Wheat also spent 12 years as a credit analyst in PGIM Fixed Income's Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for the Firm’s Financial Management Group. Mr. Wheat joined the Firm in 1988. He received a BS in Accounting and an MBA from Rider University and holds the Chartered Financial Analyst (CFA) designation.
Fees and Expenses
Investment Management Fees. The total effective annualized investment management fee (as a percentage of net assets) for the Portfolio was 0.46% for the fiscal year ended December 31, 2020.
The investment management fees for the Portfolio are accrued daily for the purposes of determining the purchase and redemption price of Portfolio shares. More information about investment management fees for the Portfolio is set forth under the caption “Investment Advisory and Other Services” in the SAI.
The Manager pays the Subadviser a portion of its investment management fees for the performance of the subadvisory services at no additional cost to the Portfolio. More information about the subadvisory fees payable by the Manager to the Subadviser is set forth under the caption “Investment Advisory and Other Services” in the SAI.
Other Expenses. As used in connection with the Portfolio, “Other Expenses” includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-interested Trustees, and certain other miscellaneous items.
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HOW TO BUY AND SELL SHARES OF THE PORTFOLIO
Purchasing and Redeeming Shares of the Portfolio
The way to invest in the Portfolio is through certain variable annuity contracts. Together with this Prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolio. The Portfolio is the sole investment option for certain Contracts issued by the Participating Insurance Companies known as the Prudential Defined Income Variable Annuity. Contract owners will have their account value allocated to the Portfolio. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
Portfolio shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge in connection with the redemption of Portfolio shares. The Trust may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC or when the SEC determines an emergency exists.
Redemption in Kind
The Portfolio may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Portfolio shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.
If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures only govern the redemption by the shareholder of record, generally an insurance company separate account, and do not affect payments by an insurance company to a contract owner under a variable annuity contract.
Frequent Purchases or Redemptions of Portfolio Shares
The Trust is part of the group of investment companies advised by PGIM Investments that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the PGIM Investments Funds). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolio. When an investor engages in frequent or short-term trading, the PGIM Investments Funds may have to sell Portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PGIM Investments Funds to sell securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PGIM Investments Funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PGIM Investments Fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs. However, because the Portfolio is the sole investment option for certain Contracts issued by the Participating Insurance Companies, the risk of frequent purchases and redemptions of shares by investors is minimized with respect to the Portfolio.
Similarly, the PGIM Investments Funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PGIM Investments Fund shares held by other investors. PGIM Investments Funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PGIM Investments Funds that invest in certain fixed income securities, such as high yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.
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The Boards of Directors/Trustees of the PGIM Investments Funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to the Participating Insurance Companies’ separate accounts that fund the Contracts. Therefore, the Participating Insurance Companies, not the Trust, maintain the individual Contract owner account records. The Participating Insurance Companies submit to the Trust’s transfer agent daily aggregate orders combining the transactions of many Contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual Contract owners.
Under the Trust’s policies and procedures, the Trust has notified the Participating Insurance Companies that the Trust expects the insurance company to impose restrictions on transfers by Contract owners. The Trust receives reports on the trading restrictions imposed by the Participating Insurance Companies on Contract owners investing in the Portfolio. In addition, the Trust has entered shareholder information agreements with the Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding Contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by Contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust’s frequent trading policies and procedures. The Trust and its transfer agent each reserve the right, in its sole discretion, to reject all or a portion of a purchase order from the Participating Insurance Companies for any reason or no reason. If a purchase order is rejected, the purchase amount will be returned to the relevant Participating Insurance Company.
The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.
Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Trust or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.
For information about the trading limitations applicable to you, please see the prospectus for your Contract or contact your insurance company.
Net Asset Value
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of the Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, Portfolio shares on days when the NYSE is closed but the primary markets for the Portfolio’s foreign securities are open, even though the value of these securities may have changed.
Conversely, the Trust will ordinarily price Portfolio shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by the Portfolio are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Trust may use fair value pricing for the Portfolio if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that
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are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that the Portfolio determines its NAV.
The Trust may also use fair value pricing with respect to the Portfolio’s US traded securities if, for example, trading in a particular security is halted and does not resume before the Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or the Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of the Portfolio security that the Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If the Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Portfolio’s NAV, the Trust will value the Portfolio’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when the Trust fair values securities, the Trust will normally value each foreign security held by the Portfolio as of the close of the security’s primary market.
Fair value pricing procedures are designed to result in prices for the Portfolio’s securities and its NAV that are reasonable in light of circumstances that make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Portfolio’s NAV by short-term traders.
The NAV for the Portfolio is determined by a simple calculation. It’s the total value of the Portfolio (assets minus liabilities) divided by the total number of shares outstanding. To determine the Portfolio’s NAV, its holdings are valued as follows:
Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker. The Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of the Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PGIM Investments or the Subadviser, does not represent fair value.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PGIM Investments or the Subadviser, as available, to be over-the-counter, shall be valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.
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Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service. Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities that are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). The subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
Distributor and Distribution Arrangements
The Trust offers a single class of shares on behalf of the Portfolio. Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Shares of the Portfolio are offered and redeemed at their net asset value without any sales load. PAD is an affiliate of the Manager and AST. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).
The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of the Portfolio. Under the 12b-1 Plan, the shares of the Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to the Portfolio. The maximum annual shareholder services and distribution (12b-1) fee for the Portfolio’s shares is 0.25% of the average daily net assets of the Portfolio. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.
PAD may receive payments from the Portfolio’s Subadviser or its affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Portfolio. These sales meetings or seminar sponsorships may provide the Subadviser with increased access to persons involved in the distribution of the Contracts. PAD also may receive marketing support from the Subadviser in connection with the distribution of the Contracts.
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OTHER INFORMATION
Federal Income Taxes
The Portfolio intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts on the federal income tax consequences to such holders. In addition, variable contract holders may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.
Monitoring for Possible Conflicts
The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract holders, variable annuity contract holders and participants in qualified retirement plans could conflict. The Trust will monitor the situation and in the event that a material conflict did develop, the Trust would determine what action, if any, to take in response.
Disclosure of Portfolio Holdings
A description of the Trust’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is described in the SAI and is available at www.prudential.com/variableinsuranceportfolios. The Trust will provide a full list of the securities held by the Portfolio at www.prudential.com/variableinsuranceportfolios, in accordance with those policies and procedures. The Trust will also file a list of securities held by the Portfolio with the SEC as of the end of each quarter. The Trust’s quarterly portfolio holdings filings are available on the SEC’s website at http://www.sec.gov.
Payments to Affiliates
The Manager and its affiliates, including the Subadviser or PAD, may compensate affiliates of the Manager, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts that offer the Portfolio as an investment option. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the contracts, available options, and the Portfolio.
The amounts paid depend on the nature of the meetings, the number of meetings attended by the Manager, the Subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PGIM Investments’, ASTIS’, PGIM Fixed Income’s or PAD’s participation. These payments or reimbursements may not be offered by PGIM Investments, ASTIS, PGIM Fixed Income, or PAD and the amounts of such payments may vary between and among PGIM Investments, ASTIS, PGIM Fixed Income and PAD depending on their respective participation.
With respect to variable annuity contracts, the amounts paid under these arrangements to affiliated insurers are set forth in the prospectuses for the variable annuity contracts that offer the Portfolio as an investment option.
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FINANCIAL HIGHLIGHTS
The financial highlights that follow will help you evaluate the financial performance of the Portfolio. The total return in the chart represents the rate that a shareholder earned on an investment in the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in the chart.
The financial highlights for the fiscal year ended December 31, 2020 are derived from the Portfolio’s financial statements, which were audited by PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm for such fiscal year, whose reports thereon were unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended December 31, 2020 was audited by KPMG LLP, the Trust's prior independent registered public accounting firm. The Trust's financial statements are included in the Trust's annual reports to shareholders, which are available upon request.
AST Multi-Sector Fixed Income Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$13.83	$11.65	$12.34	$11.35	$10.42
Income (Loss) From Investment Operations:
Net investment income (loss)	0.43	0.44	0.42	0.40	0.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.32	1.74	(1.11)	0.59	0.55
Total from investment operations	1.75	2.18	(0.69)	0.99	0.93
Net Asset Value, end of Year	$15.58	$13.83	$11.65	$12.34	$11.35
Total Return(b)	12.65%	18.71%	(5.59)%	8.72%	8.93%

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$18,536	$16,305	$11,242	$9,993	$7,923
Average net assets (in millions)	$17,453	$14,016	$10,301	$8,906	$6,579
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.72%	0.73%	0.74%	0.75%	0.76%
Expenses before waivers and/or expense reimbursement	0.72%	0.73%	0.74%	0.75%	0.76%
Net investment income (loss)	2.98%	3.35%	3.57%	3.36%	3.38%
Portfolio turnover rate(d)	15%	43%	36%	48%	62%

(a)	Calculated based on average shares outstanding during the year.
(b)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

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APPENDIX I: DESCRIPTION OF BOND RATINGS
MOODY’S INVESTORS SERVICE, INC. (MOODY’S)
Long Term Ratings
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
Short-Term Ratings
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Short-Term Municipal Ratings
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
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SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
S&P Global Ratings (S&P)
Long-Term Issue Credit Ratings
AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
Plus (+) or Minus (–): Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
36

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
Notes Ratings
An S&P notes rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.
■ Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.
■ Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
37

D: D is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
FITCH RATINGS LTD.
International Long-Term Credit Ratings
AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly Speculative. B ratings indicate that material credit risk is present.
CCC: Substantial Credit Risk. CCC ratings indicate that substantial credit risk is present.
CC: Very High Levels of Credit Risk. CC ratings indicate very high levels of credit risk.
C: Exceptionally High Levels of Credit Risk. C indicates exceptionally high levels of credit risk.
International Short-Term Credit Ratings
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk. Default is a real possibility.
D: Default. Indicates the default of a short-term obligation.
Plus (+) or Minus (–): The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to AAA ratings and ratings below CCC. For the short-term rating category of F1, a “+” may be appended.
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GLOSSARY: PORTFOLIO INDEXES
Bloomberg Barclays US Intermediate Corporate Index. The Bloomberg Barclays US Intermediate Corporate Index reflects the returns of USD-denominated, non-convertible, publicly-issued securities that are fixed-rate or step-ups with a maturity less than 10 years that are rated investment-grade (Baa3/BBB-/BBB-) or better by Moody's, S&P or Fitch. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Bloomberg Barclays US Long Corporate Index. The Bloomberg Barclays US Long Corporate Index reflects the returns of USD-denominated, non-convertible, publicly- issued securities that are fixed-rate or step-ups with a maturity of 10 years or more that are rated investment-grade (Baa3/BBB-/BBB-) or better by Moody's, S&P or Fitch. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
AST Multi-Sector Fixed Income Portfolio Blended Index. The Blended Index consists of the Bloomberg Barclays US Long Corporate Index (65%) and Bloomberg Barclays US Intermediate Corporate Index (35%). (Note: This blend has a cap of 7.5% on Financials). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
39

INVESTOR INFORMATION SERVICES:
Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at 655 Broad Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in the SAI, which is incorporated by reference into this Prospectus. Additional information about the Portfolio’s investments is available in the Portfolio's annual and semi-annual report to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The SAI and additional copies of the annual and semi-annual report are available without charge by calling the above number. The SAI and the annual and semi-annual report are also available without charge on the Trust’s website at www.prudential.com/variableinsuranceportfolios.
Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Trust at the above address. The Trust will begin sending individual copies to you within thirty days of revocation.
The information in the Trust's filings with the Securities and Exchange Commission (including the SAI) is available from the SEC. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102. Finally, information about the Trust is available on the EDGAR database on the SEC's internet site at www.sec.gov.
Investment Company File Act No. 811-05186

ADVANCED SERIES TRUST
STATEMENT OF ADDITIONAL INFORMATION • April 26, 2021
This Statement of Additional Information (SAI) of Advanced Series Trust (the Trust) is not a prospectus and should be read in conjunction with the Prospectus of the Trust dated April 26, 2021, which can be obtained, without charge, by calling (800) 778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. This SAI has been incorporated by reference into the Trust's Prospectus. The Trust's audited financial statements are incorporated into this SAI by reference to the Trust's 2020 Annual Report (File No. 811-5186). You may request a copy of the Annual Report at no charge by calling the telephone number or writing to the address indicated above.
The portfolios of the Trust which are discussed in this SAI are noted on this front cover (each, a Portfolio, and together, the Portfolios).
AST Academic Strategies Asset
Allocation Portfolio
AST Advanced Strategies Portfolio
AST AllianzGI World Trends Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio
AST BlackRock Low Duration Bond Portfolio
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Bond Portfolio 2023
AST Bond Portfolio 2024
AST Bond Portfolio 2025
AST Bond Portfolio 2026
AST Bond Portfolio 2027
AST Bond Portfolio 2028
AST Bond Portfolio 2029
AST Bond Portfolio 2030
AST Bond Portfolio 2031
AST Bond Portfolio 2032
AST Capital Growth Asset Allocation Portfolio
AST ClearBridge Dividend Growth Portfolio
AST Cohen & Steers Global Realty Portfolio
AST Cohen & Steers Realty Portfolio
AST Emerging Markets Equity Portfolio
AST Fidelity Institutional AM® Quantitative Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Government Money Market Portfolio
AST High Yield Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST Investment Grade Bond Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Tactical Preservation Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Large-Cap Core Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Allocation Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Mid-Cap Growth Portfolio
AST Mid-Cap Value Portfolio
AST Multi-Sector Fixed Income Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Growth Allocation Portfolio
AST QMA US Equity Alpha Portfolio
AST Quantitative Modeling Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Growth Opportunities Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Large-Cap Value Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Wellington Management Hedged
Equity Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Western Asset Emerging Markets Debt Portfolio

3	PART I
3	INTRODUCTION
4	Trust PORTFOLIOS, INVESTMENT POLICIES & STRATEGIES
6	FUNDAMENTAL INVESTMENT RESTRICTIONS
21	NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
29	INFORMATION ABOUT TRUSTEES AND OFFICERS
37	MANAGEMENT AND ADVISORY ARRANGEMENTS
66	PORTFOLIO MANAGERS: OTHER ACCOUNTS
82	PORTFOLIO MANAGERS: COMPENSATION & CONFLICTS POLICIES
140	OTHER SERVICE PROVIDERS
147	PORTFOLIO TRANSACTIONS & BROKERAGE
153	ADDITIONAL INFORMATION
159	PRINCIPAL SHAREHOLDERS
177	FINANCIAL STATEMENTS
178	PART II
178	INVESTMENT RISKS & CONSIDERATIONS
212	NET ASSET VALUES
214	TAXATION
214	DISCLOSURE OF PORTFOLIO HOLDINGS
216	PROXY VOTING
216	CODES OF ETHICS
217	APPENDIX I: DESCRIPTIONS OF SECURITY RATINGS
220	APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

PART I
INTRODUCTION
This SAI sets forth information about the Trust and the Portfolios covered by the SAI. Part I provides additional information about the Trust’s Board of Trustees, certain investments restrictions that apply to the Portfolios, the advisory services provided to and the management fees paid by the Trust, and information about other fees paid by and services provided to the Trust. Part II provides additional information and explanations about certain investments and investment strategies which may be used by the Trust’s Portfolios, and should be read in conjunction with Part I.
Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI:
Glossary
Term	Definition
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
ADR	American Depositary Receipt
ADS	American Depositary Share
ASTIS	AST Investment Services, Inc.
Board	Trust’s Board of Directors or Trustees
Board Member	A trustee or director of the Trust’s Board
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
EDR	European Depositary Receipt
ETF	Exchange-Traded Fund
Fannie Mae	Federal National Mortgage Association
Fitch	Fitch, Inc.
Freddie Mac	The Federal Home Loan Mortgage Corporation
Global Depositary Receipt	GDR
Ginnie Mae	Government National Mortgage Association
IPO	Initial Public Offering
IRS	Internal Revenue Service
LIBOR	London Interbank Offered Rate
Moody’s	Moody’s Investor Services, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations System
NAV	Net Asset Value
NYSE	New York Stock Exchange
OTC	Over-the-Counter
PGIM Investments or the Manager	PGIM Investments LLC
PMFS	Prudential Mutual Fund Services LLC
REIT	Real Estate Investment Trust
RIC	Regulated Investment Company, as the term is used in the Internal Revenue Code of 1986, as amended
S&P	S&P Global Ratings
SEC	US Securities & Exchange Commission
World Bank	International Bank for Reconstruction and Development

3

Trust PORTFOLIOS, INVESTMENT POLICIES & STRATEGIES
The Trust is an open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its separate Portfolios, each of which is, for investment purposes, in effect a separate fund. The Portfolios offered by the Trust which are discussed in this SAI are set forth below:
■
AST Academic Strategies Asset Allocation Portfolio
■
AST Advanced Strategies Portfolio
■
AST AllianzGI World Trends Portfolio
■
AST Balanced Asset Allocation Portfolio
■
AST BlackRock Global Strategies Portfolio
■
AST BlackRock/Loomis Sayles Bond Portfolio
■
AST BlackRock Low Duration Bond Portfolio
■
AST Bond Portfolio 2021
■
AST Bond Portfolio 2022
■
AST Bond Portfolio 2023
■
AST Bond Portfolio 2024
■
AST Bond Portfolio 2025
■
AST Bond Portfolio 2026
■
AST Bond Portfolio 2027
■
AST Bond Portfolio 2028
■
AST Bond Portfolio 2029
■
AST Bond Portfolio 2030
■
AST Bond Portfolio 2031
■
AST Bond Portfolio 2032
■
AST Capital Growth Asset Allocation Portfolio
■
AST ClearBridge Dividend Growth Portfolio
■
AST Cohen & Steers Global Realty Portfolio
■
AST Cohen & Steers Realty Portfolio
■
AST Emerging Markets Equity Portfolio
■
AST Fidelity Institutional AM® Quantitative Portfolio
■
AST Goldman Sachs Small-Cap Value Portfolio
■
AST Government Money Market Portfolio
■
AST High Yield Portfolio
■
AST Hotchkis & Wiley Large-Cap Value Portfolio
■
AST International Growth Portfolio
■
AST International Value Portfolio
■
AST Investment Grade Bond Portfolio
■
AST J.P. Morgan Global Thematic Portfolio
■
AST J.P. Morgan International Equity Portfolio
■
AST J.P. Morgan Tactical Preservation Portfolio
■
AST Jennison Large-Cap Growth Portfolio
■
AST Large-Cap Core Portfolio
■
AST Loomis Sayles Large-Cap Growth Portfolio
■
AST MFS Global Equity Portfolio
■
AST MFS Growth Allocation Portfolio
■
AST MFS Growth Portfolio
■
AST MFS Large-Cap Value Portfolio
■
AST Mid-Cap Growth Portfolio
■
AST Mid-Cap Value Portfolio
■
AST Multi-Sector Fixed Income Portfolio
■
AST Preservation Asset Allocation Portfolio
■
AST Prudential Core Bond Portfolio
■
AST Prudential Growth Allocation Portfolio
■
AST QMA US Equity Alpha Portfolio
■
AST Quantitative Modeling Portfolio
■
AST Small-Cap Growth Portfolio
■
AST Small-Cap Growth Opportunities Portfolio
■
AST Small-Cap Value Portfolio

 4

■
AST T. Rowe Price Asset Allocation Portfolio
■
AST T. Rowe Price Growth Opportunities Portfolio
■
AST T. Rowe Price Large-Cap Growth Portfolio
■
AST T. Rowe Price Large-Cap Value Portfolio
■
AST T. Rowe Price Natural Resources Portfolio
■
AST Wellington Management Hedged Equity Portfolio
■
AST Western Asset Core Plus Bond Portfolio
■
AST Western Asset Emerging Markets Debt Portfolio
In addition to the Portfolios identified above, the Trust also offers the following portfolios, which are discussed in separate prospectuses and a separate SAI. Please consult the other prospectuses and SAI for information about these portfolios:
■
AST American Funds Growth Allocation Portfolio
■
AST BlackRock 60/40 Target Allocation ETF Portfolio
■
AST BlackRock 80/20 Target Allocation ETF Portfolio
■
AST BlackRock Corporate Bond Portfolio
■
AST Dimensional Global Core Allocation Portfolio
■
AST Franklin 85/15 Diversified Allocation Portfolio (formerly, AST Legg Mason Diversified Growth Portfolio)
■
AST Global Bond Portfolio (formerly, AST Wellington Management Global Bond Portfolio)
■
AST PIMCO Corporate Bond Portfolio
■
AST Prudential Corporate Bond Portfolio
■
AST Prudential Flexible Multi-Strategy Portfolio
■
AST QMA International Core Equity Portfolio
■
AST T. Rowe Price Corporate Bond Portfolio
■
AST T. Rowe Price Diversified Real Growth Portfolio
■
AST Western Asset Corporate Bond Portfolio
The Trust offers one class of shares in each Portfolio. Shares of each Portfolio are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), Kemper Investors Life Insurance Company, Allstate Life Insurance Company and Allstate Life Insurance Company of New York as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.)
Not every Portfolio is available under each Contract. The prospectus for each Contract lists the Portfolios currently available under that particular Contract.
In order to sell shares to both Prudential and non-Prudential insurance companies, the Trust has obtained an exemptive order (the Order) from the SEC. The Trust and its Portfolios are managed in compliance with the terms and conditions of that Order.
PGIM Investments and ASTIS, both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Portfolios covered by this SAI other than the following Portfolios, for which PGIM Investments serves as the sole investment manager:
■
AST Bond Portfolio 2026
■
AST Bond Portfolio 2027
■
AST Bond Portfolio 2028
■
AST Bond Portfolio 2029
■
AST Bond Portfolio 2030
■
AST Bond Portfolio 2031
■
AST Bond Portfolio 2032
When used in this SAI, the “Investment Managers” or “Manager” refers to (a) PGIM Investments with respect to the AST Bond Portfolio 2026, the AST Bond Portfolio 2027, the AST Bond Portfolio 2028, the AST Bond Portfolio 2029, the AST Bond Portfolio 2030, AST Bond Portfolio 2031 and the AST Bond Portfolio 2032; and (b) PGIM Investments and ASTIS, collectively, with respect to all other Portfolios covered by this SAI. Each of the Portfolios has a different investment objective and principal investment strategies. For this

5

reason, each Portfolio will have different investment results and be subject to a different set of financial and market risks. As discussed in the Prospectus, several of the Portfolios may invest in money market instruments and comparable securities as part of assuming a temporary defensive position. The investment objective and principal investment strategies of each Portfolio are discussed in the Prospectus.
Each Portfolio operating as a fund of funds, as identified in the Prospectus, may engage in all of the investments and investment strategies discussed in Part II of this SAI, either by such Portfolio's investments in an underlying fund or by investing the Portfolio's assets in the investments or strategies.
The Prospectus and SAI do not purport to create any contractual obligations between the Trust or any Portfolio and its shareholders. In addition, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Portfolios, including contracts with the investment manager or other parties who provide services to the Portfolios.
FUNDAMENTAL INVESTMENT RESTRICTIONS
Set forth below are certain investment restrictions applicable to the Portfolios. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the 1940 Act. Non-fundamental restrictions may be changed by the Board of Trustees without shareholder approval.
The investment restrictions set forth below are “fundamental” policies. These fundamental policies may not be changed without the approval of the lesser of (i) 67% or more of the shares of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the shares of the Portfolio.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:
■
AST Cohen & Steers Realty Portfolio
■
AST Goldman Sachs Small-Cap Value Portfolio
■
AST J.P. Morgan International Equity Portfolio
■
AST J.P. Morgan Tactical Preservation Portfolio
■
AST Loomis Sayles Large-Cap Growth Portfolio
■
AST MFS Global Equity Portfolio
■
AST MFS Growth Portfolio
■
AST Mid-Cap Growth Portfolio
■
AST Mid-Cap Value Portfolio
■
AST QMA US Equity Alpha Portfolio
■
AST Small-Cap Growth Portfolio
■
AST Small-Cap Growth Opportunities Portfolio
■
AST T. Rowe Price Large-Cap Growth Portfolio
■
AST T. Rowe Price Large-Cap Value Portfolio
1. No Portfolio may issue senior securities, except as permitted under the 1940 Act.
2. With respect to each Portfolio other than the AST QMA US Equity Alpha Portfolio, no Portfolio may borrow money, except that a Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1∕3% of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, a Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.
With respect only to the AST QMA US Equity Alpha Portfolio, the Portfolio may not borrow money, except that the Portfolio may borrow money from banks provided that the Portfolio maintains a ratio of assets to borrowings at all times in the manner set forth in the 1940 Act. Notwithstanding the above limitation, the Portfolio may borrow money from any person to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.
3. No Portfolio may underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

 6

4. No Portfolio may purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
5. No Portfolio may purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.
6. No Portfolio may make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
7. No Portfolio other than the AST Cohen & Steers Realty Portfolio may purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto). The AST Cohen & Steers Realty Portfolio will invest at least 25% of its total assets in securities of companies engaged in the real estate business.
8. No Portfolio other than the AST Cohen & Steers Realty Portfolio may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio. The AST Cohen & Steers Realty Portfolio may not, with respect to 50% of a Portfolio's total assets, invest in the securities of any one issuer (other than the US Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the total assets of the Portfolio would be invested in such issuer.
If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
With respect to investment restriction (6), the restriction on making loans is not considered to limit a Portfolio's investments in loan participations and assignments.
With respect to investment restriction (7), the AST J.P. Morgan International Equity Portfolio and the AST J.P. Morgan Tactical Preservation Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolios' assets invested in the securities of issuers in a particular industry.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:
■
AST BlackRock/Loomis Sayles Bond Portfolio
■
AST Government Money Market Portfolio
■
AST High Yield Portfolio
■
AST Hotchkis & Wiley Large-Cap Value Portfolio
1. A Portfolio will not underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities.
2. A Portfolio will not issue senior securities.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:
■
AST Advanced Strategies Portfolio
■
AST AllianzGI World Trends Portfolio
■
AST Fidelity Institutional AM® Quantitative Portfolio
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AST J.P. Morgan Global Thematic Portfolio

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AST Prudential Growth Allocation Portfolio
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AST Western Asset Core Plus Bond Portfolio
Under its fundamental investment restrictions, each Portfolio may not:
1. Issue senior securities, except as permitted under the 1940 Act.
2. Borrow money, except that a Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1∕3% of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings that come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, a Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.
3. Underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.
6. Make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
7. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
8. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.
If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restriction (6), the restriction on making loans is not considered to limit Portfolio's investments in loan participations and assignments.
With respect to investment restriction (7), a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio's assets invested in the securities of issuers in a particular industry.
With respect to investment restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

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FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:
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AST Academic Strategies Asset Allocation Portfolio
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AST Balanced Asset Allocation Portfolio
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AST Capital Growth Asset Allocation Portfolio
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AST Preservation Asset Allocation Portfolio
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AST Wellington Management Hedged Equity Portfolio
Under its fundamental investment restrictions, each Portfolio may not:
1. Issue senior securities, except as permitted under the 1940 Act.
2. The Portfolios may not borrow money, except to the extent permitted by applicable law from time to time. Note: The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff. The Portfolio may engage in reverse repurchase arrangements without limit, subject to applicable requirements related to segregation of assets.
3. Underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Asset Allocation Portfolio's investment policies, or (ii) investing in securities of any kind.
6. Make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
7. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio's assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
With respect to investment restriction (6), the restriction on making loans is not considered to limit an Asset Allocation Portfolio's investments in loan participations and assignments.
With respect to investment restriction (7), each Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Asset Allocation Portfolio's assets invested in the securities of issuers in a particular industry.

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FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST INTERNATIONAL GROWTH PORTFOLIO:
1. The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1∕3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 33 1∕3% of the value of the Portfolio's total assets by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 33 1∕3% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts. Subject to the above limitations, the Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.
2. The Portfolio will not, as to 75% of the value of its total assets, own more than 10% of the outstanding voting securities of any one issuer, or purchase the securities of any one issuer (except cash items and “government securities” as defined under the 1940 Act), if immediately after and as a result of such purchase, the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of its total assets.
3. The Portfolio will not invest more than 25% of the value of its assets in any particular industry (other than US government securities).
4. The Portfolio will not invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.
5. The Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).
6. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
7. The Portfolio will not act as an underwriter of securities issued by others, except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of its securities.
8. The Portfolio will not issue senior securities except in compliance with the 1940 Act.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST SMALL-CAP VALUE PORTFOLIO:
The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:
1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1∕3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;
2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;
3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;
4. Make loans, although the Portfolio may (i) lend portfolio securities and participate in an interfund lending program to the extent permitted by applicable law, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1∕3% of the value of the Portfolio's total assets; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

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5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the US Government or any of its agencies or instrumentalities;
6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the US Government, its agencies or instrumentalities);
7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);
8. Issue senior securities except in compliance with the 1940 Act; or
9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.
Notes: The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.
With respect to investment restrictions (1) and (4), the Portfolio will not borrow from or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.
For purposes of investment restriction (3), US, state or local governments, or related agencies or instrumentalities, are not considered an industry.
For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST INTERNATIONAL VALUE PORTFOLIO:
As a matter of fundamental policy, the Portfolio will not:
1. Make loans of money or securities other than (a) through the purchase of securities in accordance with the Portfolio's investment objective, (b) through repurchase agreements, (c) by lending portfolio securities in an amount not to exceed 33 1∕3% of the Portfolio's total assets and (d) loans of money to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;
2. Underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;
3. Issue senior securities;
4. Invest directly in physical commodities (other than foreign currencies), real estate or interests in real estate; provided, that the Portfolio may invest in securities of issuers which invest in physical commodities, real estate or interests in real estate; and, provided further, that this restriction shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts, or from investing in securities or other instruments backed by physical commodities, real estate or interests in real estate;
5. Make any investment which would concentrate 25% or more of the Portfolio's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the US government, its agencies or instrumentalities;
6. Borrow money except from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, and then in amounts up to 33 1∕3% of the Portfolio's total assets;
7. As to 75% of the value of its total assets, invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the US Government, its agencies or instrumentalities); or

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8. As to 75% of the value of its total assets, purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.
In applying the above restriction regarding investments in a single industry, the Portfolio uses industry classifications based, where applicable, on Baseline, Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poor's, information obtained from Bloomberg L.P. and Moody's International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by the subadviser in the exercise of its reasonable discretion. (This noteis not a fundamental policy.)
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO:
The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:
1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1∕3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;
2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;
3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;
4. Make loans, although the Portfolio may (i) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1∕3% of the value of the Portfolio's total assets; (ii) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance; (iii) purchase money market securities and enter into repurchase agreements; and (iv) acquire publicly-distributed or privately-placed debt securities and purchase debt;
5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the US Government or any of its agencies or instrumentalities;
6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the US Government, its agencies or instrumentalities);
7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);
8. Issue senior securities except in compliance with the 1940 Act; or
9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.
Notes: The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.
With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.
For purposes of investment restriction (3), US, state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Portfolio's semi-annual and annual reports.

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For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO:
As a matter of fundamental policy, the Portfolio may not:
1. Borrow money except from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, in excess of 33 1∕3% of the value of its total net assets, and when borrowing, it is for temporary or emergency purposes;
2. Buy or sell real estate, commodities, commodity contracts (however, the Portfolio may purchase securities of companies investing in real estate);
3. Purchase securities if the purchase would cause the Portfolio, at the time, with respect to 75% of its total assets, to have more than 5% of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities, or securities of other investment companies);
4. Make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance; or
5. Invest more than 25% of the value of the Portfolio's assets in one particular industry.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO:
The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:
1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may or may be deemed to involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies, provided that the combination of (i) and (ii) shall not exceed 33 1∕3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;
2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;
3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;
4. Make loans, although the Portfolio may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly-distributed or privately placed debt securities and purchase debt; (iii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1∕3% of the value of the Portfolio's total assets; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;
5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the US government, or any of its agencies or instrumentalities;
6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the US government, its agencies or instrumentalities);

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7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
8. Issue senior securities except in compliance with the 1940 Act; or
9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.
Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.
With respect to investment restrictions (1) and (4), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
With respect to investment restriction (2), the Portfolio does not consider currency contracts on hybrid investments to be commodities.
For the purposes of investment restriction (3), United States federal, state or local governments, or related agencies and instrumentalities, are not considered an industry. Foreign governments are considered an industry.
For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST HIGH YIELD PORTFOLIO:
1. The Portfolio will not borrow money except for temporary, extraordinary or emergency purposes and then only from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, and only in amounts not in excess of 33 1∕3% of the value of its net assets, taken at the lower of cost or market. In addition, to meet redemption requests without immediately selling portfolio securities, the Portfolio may borrow up to one-third of the value of its total assets (including the amount borrowed) less its liabilities (not including borrowings, but including the current fair market value of any securities carried in open short positions). This practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. If, due to market fluctuations or other reasons, the value of the Portfolio's assets falls below 300% of its borrowings, it will reduce its borrowings within three business days.
2. The Portfolio will not invest more than 5% of its total assets in the securities of any one issuer (except cash and cash instruments, securities issued or guaranteed by the US government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements).
3. The Portfolio will not purchase or sell real estate, although it may invest in marketable securities secured by real estate or interests in real estate, and it may invest in the marketable securities of companies investing or dealing in real estate.
4. The Portfolio will not purchase or sell commodities or commodity contracts or oil, gas, or other mineral exploration or development programs. However, it may invest in the marketable securities of companies investing in or sponsoring such programs.
5. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
6. The Portfolio will not invest more than 25% of the value of its total assets in one industry. However, for temporary defensive purposes, the Portfolio may at times invest more than that percentage in: cash and cash items; securities issued or guaranteed by the US government, its agencies, or instrumentalities; or instruments secured by these money market instruments, such as repurchase agreements.

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FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO:
1. The Portfolio will not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of investment) would be invested in securities of issuers of a particular industry, except that this restriction does not apply to securities issued or guaranteed by the US government or its agencies or instrumentalities (or repurchase agreements with respect thereto);
2. The Portfolio will not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the US government or its agencies or instrumentalities (or repurchase agreements with respect thereto);
3. The Portfolio will not, with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of investment) of the outstanding voting securities of any one issuer;
4. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);
5. The Portfolio will not purchase or sell commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions stated in the Trust’s Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities laws or commodities laws;
6. The Portfolio will not borrow money, issue senior securities, pledge, mortgage, hypothecate its assets, except that the Portfolio may (i) borrow from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is an asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Trust’s Prospectus and this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for future contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio's assets);
7. The Portfolio will not lend funds or other assets, except that the Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of a loan, (b) enter into repurchase agreements, (c) lend its Portfolio securities in an amount not to exceed one-third the value of its total assets, provided such loans are and in accordance with applicable guidelines established by the SEC; and (d) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST BLACKROCK LOW DURATION BOND PORTFOLIO:
As a matter of fundamental policy, the Portfolio may not:
1. Invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the US Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);
2. With respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the US Government or its agencies or instrumentalities;
3. With respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;
4. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

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5. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;
6. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Portfolio may (i) borrow from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Prospectus and in this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio assets);
7. Lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, banker' acceptance and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC; and (d) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST GOVERNMENT MONEY MARKET PORTFOLIO:
1. The Portfolio will not purchase a security if as a result, the Portfolio would own more than 10% of the outstanding voting securities of any issuer.
2. As to 75% of the value of its total assets, the Portfolio will not invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the US Government, its agencies or instrumentalities).
3. The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the US Government, its agencies or instrumentalities, negotiable certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks).
4. The Portfolio will not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of the Portfolio's total assets, less liabilities other than obligations created by reverse repurchase agreements.
5. The Portfolio will not borrow money, except from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, for temporary, extraordinary or emergency purposes and then only in amounts not to exceed 33 1∕3% of the value of the Portfolio's total assets, taken at cost, at the time of such borrowing. The Portfolio may not mortgage, pledge or hypothecate any assets except in connection with any such borrowing. The Portfolio will not purchase securities while borrowings exceed 5% of the Portfolio's total assets. This borrowing provision is included to facilitate the orderly sale of securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and shall not apply to reverse repurchase agreements.
6. The Portfolio will not make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of Portfolio securities in accordance with the Portfolio's investment objectives and policies, or making loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
7. The Portfolio will not purchase or sell puts, calls, straddles, spreads, or any combination thereof; real estate; commodities; or commodity contracts or interests in oil, gas or mineral exploration or development programs. However, the Portfolio may purchase bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:
■
AST Bond Portfolio 2021
■
AST Bond Portfolio 2022

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■
AST Bond Portfolio 2023
■
AST Bond Portfolio 2024
■
AST Bond Portfolio 2025
■
AST Bond Portfolio 2026
■
AST Bond Portfolio 2027
■
AST Bond Portfolio 2028
■
AST Bond Portfolio 2029
■
AST Bond Portfolio 2030
■
AST Bond Portfolio 2031
■
AST Bond Portfolio 2032
■
AST ClearBridge Dividend Growth Portfolio
■
AST Emerging Markets Equity Portfolio
■
AST Investment Grade Bond Portfolio
■
AST Jennison Large-Cap Growth Portfolio
■
AST Large-Cap Core Portfolio
■
AST MFS Growth Allocation Portfolio
■
AST MFS Large-Cap Value Portfolio
■
AST Multi-Sector Fixed Income Portfolio
■
AST T. Rowe Price Growth Opportunities Portfolio
■
AST Western Asset Emerging Markets Debt Portfolio
Under its fundamental investment restrictions, each Portfolio may not:
1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
2. Underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.
5. Make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
6. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
7. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

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If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or, except for AST Jennison Large-Cap Growth Portfolio, change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restriction (5), the restriction on making loans is not considered to limit Portfolio's investments in loan participations and assignments.
With respect to investment restriction (6), a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio's assets invested in the securities of issuers in a particular industry.
With respect to investment restrictions (1) and (5), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:
■
AST Cohen & Steers Global Realty Portfolio
■
AST Emerging Markets Equity Portfolio
1. Neither Portfolio may issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
2. Neither Portfolio may underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
3. Neither Portfolio may purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction shall not prohibit either Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
4. Neither Portfolio may purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit either Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.
5. Neither Portfolio may make loans, except that each Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
6. The AST Emerging Markets Equity Portfolio may not purchase any security if, as a result, more than 25% of the value of the AST Emerging Markets Equity Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto). The AST Cohen & Steers Global Realty Portfolio will invest at least 25% of its total assets in securities of companies engaged in the real estate business.
7. The AST Emerging Markets Equity Portfolio may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the AST Emerging Markets Equity Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the AST Emerging Markets Equity Portfolio.

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If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restriction (5), the restriction on making loans is not considered to limit the Portfolio's investments in loan participations and assignments.
With respect to investment restrictions (1) and (5), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO:
The Portfolio will not:
1. Issue senior securities or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate or credit default swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the BlackRock Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
2. Borrow money, except as permitted under the 1940 Act and rules thereunder, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
3. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.
6. Make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
7. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
8. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.
If a restriction on the Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

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With respect to investment restrictions (2) and (6), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
With respect to investment restriction (6), the restriction on making loans is not considered to limit the Portfolio's investments in loan participations and assignments.
With respect to investment restriction (7), the Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio's assets invested in the securities of issuers in a particular industry.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST QUANTITATIVE MODELING PORTFOLIO:
The Portfolio will not:
1. Issue senior securities, except as permitted under the 1940 Act.
2. The Portfolio may not borrow money, except to the extent permitted by applicable law from time to time. Note: The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff. The Portfolio may engage in reverse repurchase arrangements without limit, subject to applicable requirements related to segregation of assets.
3. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.
6. Make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
7. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
If a restriction on the Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restrictions (2) and (6), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
With respect to investment restriction (6), the restriction on making loans is not considered to limit the Portfolio's investments in loan participations and assignments.
With respect to investment restriction (7), the Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of its assets invested in the securities of issuers in a particular industry.

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FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST PRUDENTIAL CORE BOND PORTFOLIO:
The Portfolio may not:
1.  Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, Commission release, no-action letter or similar relief or interpretations.  For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
2.  Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.
3.  Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
4.     Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio’s investment policies, or (ii) investing in securities of any kind.
5.  Make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio’s investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
6.  Purchase any security if, as a result, more than 25% of the value of the Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
7. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.
If a restriction on the Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio’s investment portfolio, resulting from changes in the value of the Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restriction (5), the restriction on making loans is not considered to limit the Portfolio’s investments in loan participations and assignments.
With respect to investment restriction (6), the Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio’s assets invested in the securities of issuers in a particular industry.
With respect to investment restrictions (1) and (5), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
In addition to the fundamental policies described above, the Board of Trustees has adopted the following non-fundamental policies, which may be changed by the Board of Trustees without approval of shareholders.

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Non-Fundamental Investment Restrictions Applicable Only to AST Advanced Strategies Portfolio.
The Portfolio may invest in other investment companies to the extent permitted under the 1940 Act and the rules thereunder.
Non-Fundamental Investment Restrictions Applicable Only to AST Academic Strategies Asset Allocation Portfolio.
The Portfolio may not:
1. Purchase securities on margin; provided, however, that the Portfolio may obtain short-term credits necessary for the clearance of purchases and sales of securities, and, provided further that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
2. Mortgage, pledge, or hypothecate any of its assets; provided, however, that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with any permissible activity.
Non-Fundamental Investment Restrictions Applicable Only to AST BlackRock Global Strategies Portfolio.
The Portfolio will not:
1. Invest more than 15% of its net assets taken at market value at the time of the investment in “illiquid securities.” For purposes of this restriction, “illiquid securities” are those deemed illiquid pursuant to SEC rules, regulations, and guidelines, as they may be amended or supplemented from time to time.
2. Invest for the purpose of exercising control or management; or
3. Purchase securities of other investment companies except in compliance with the 1940 Act and rules thereunder, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
Non-Fundamental Investment Restrictions of Applicable Only to AST BlackRock/Loomis Sayles Bond Portfolio.
1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.
2. The Portfolio will not purchase securities for the Portfolio from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of the Manager or of the Subadviser.
3. The Portfolio will not invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.
4. The Portfolio will not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Trust's Prospectus and this SAI.
5. Invest in companies for the purpose of exercising control or management.
6. Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).
Non-Fundamental Investment Restrictions Applicable Only to AST BlackRock Low Duration Bond Portfolio.
1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.
2. Invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.
3. Maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectus and in this SAI.
4. Invest in companies for the purpose of exercising control or management.
5. Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).
The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Portfolio has adopted an investment policy pursuant to which the Portfolio will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Portfolio, the

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market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Portfolio and margin deposits on the Portfolio's existing OTC options on futures contracts exceeds 15% of the total assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Portfolio to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and if the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.”
Non-Fundamental Investment Restrictions Applicable Only to AST Cohen & Steers Realty Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in securities of real estate related issuers unless it provides 60 days prior written notice to its shareholders.
2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;
3. Participate on a joint or joint and several basis in any securities trading account;
4. Invest in companies for the purpose of exercising control;
5. Purchase securities of investment companies except in compliance with the 1940 Act; or
6. (a) invest in interests in oil, gas, or other mineral exploration or development programs; or (b) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.
Non-Fundamental Investment Restrictions Applicable Only to AST Goldman Sachs Small-Cap Value Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.
2. Pledge its assets (other than to secure borrowings or to the extent permitted by the Portfolio's investment policies as permitted by applicable law);
3. Make short sales of securities or maintain a short position except to the extent permitted by applicable law;
4. Invest in the securities of other investment companies except as permitted by applicable law;
5. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; or
6. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in this SAI and the Trust's Prospectus, as they may be amended from time to time.
Non-Fundamental Investment Restrictions Applicable Only to AST High Yield Portfolio.
The Portfolio will not:
1. Invest in companies for the purpose of exercising control or management; or
2. Purchase additional securities if the Portfolio’s borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets
Non-Fundamental Investment Restrictions Applicable Only to AST International Growth Portfolio.
1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States unless it provides 60 days prior written notice to its shareholders.

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2. The Portfolio will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of CFTC regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.
3. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.
4. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.
5. The Portfolio does not currently intend to purchase securities of other investment companies, except in compliance with the 1940 Act.
6. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.
7. The Portfolio may not invest in companies for the purpose of exercising control of management.
Non-Fundamental Investment Restrictions Applicable Only to AST International Value Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in equity securities unless it provides 60 days prior written notice to its shareholders.
2. Purchase securities of other investment companies except in compliance with the 1940 Act;
3. Invest in companies for the purpose of exercising control or management.
4. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions (and provided that margin payments and other deposits in connection with transactions in options, futures and forward contracts shall not be deemed to constitute purchasing securities on margin); or
5. Sell securities short.
In addition, in periods of uncertain market and economic conditions, as determined by the subadvisers, the Portfolio may depart from its basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.
If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.
Non-Fundamental Investment Restrictions Applicable Only to AST J.P. Morgan International Equity Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in equity securities unless it provides 60 days prior written notice to its shareholders.
2. Make investments for the purpose of gaining control of a company's management.

 24

Non-Fundamental Investment Restrictions Applicable only to AST Loomis Sayles Large-Cap Growth Portfolio.
1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.
2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.
3. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to (i) reverse repurchase agreements; (ii) deposits of assets on margin; (iii) guaranteed positions in futures, options, swaps or forward contracts; or (iv) the segregation of assets in connection with such contracts.
4. The Portfolio may not invest in companies for the purpose of exercising control or management.
Non-Fundamental Investment Restrictions Applicable Only to AST MFS Global Equity Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in equity securities unless it provides 60 days prior written notice to its shareholders.
Non-Fundamental Investment Restrictions Applicable Only to AST Mid-Cap Growth Portfolio.
1. The Portfolio will not change its policy to invest at least 80% of the value of its assets (net assets plus any borrowings made for investment purposes) in medium capitalization companies, unless it provides 60 days prior written notice to its shareholders.
2. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.
3. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.
4. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.
5. The Portfolio may not invest in companies for the purpose of exercising control of management.
Non-Fundamental Investment Restrictions Applicable Only to AST Government Money Market Portfolio.
1. The Portfolio will not buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).
2. Portfolio will not invest in companies for the purpose of exercising control or management.
3. The Portfolio will not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date.
Non-Fundamental Investment Restrictions Applicable Only to AST Mid-Cap Value Portfolio (formerly, AST Neuberger Berman/LSV Mid-Cap Value Portfolio).
1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.
2. The Portfolio may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

25

3. Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.
4. The Portfolio may not purchase securities on margin from brokers, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.
5. The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration. Transactions in futures contracts and options shall not constitute selling securities short.
6. The Portfolio may not invest in puts, calls, straddles, spreads, or any combination thereof, except that the Portfolio may (i) write (sell) covered call options against portfolio securities having a market value not exceeding 10% of its net assets and (ii) purchase call options in related closing transactions. The Portfolio does not construe the foregoing limitation to preclude it from purchasing or writing options on futures contracts.
7. The Portfolio may not invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in US dollars.
Non-Fundamental Investment Restrictions Applicable Only to AST Prudential Core Bond Portfolio.
The Portfolio will not:
1. Invest more than 15% of their net assets taken at market value at the time of the investment in “illiquid securities.” For purposes of this restriction, “illiquid securities” are those deemed illiquid pursuant to SEC rules, regulations and guidelines, as they may be amended or supplemented from time to time.
2. Invest for the purpose of exercising control or management; or
3. Purchase securities of other investment companies except in compliance with the 1940 Act and rules thereunder, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
Non-Fundamental Investment Restrictions Applicable Only to AST QMA US Equity Alpha Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its net assets plus borrowings, if any, for investment purposes in equity and equity-related securities of US issuers unless it provides 60 days prior written notice to its shareholders;
2. Invest for the purpose of exercising control or management;
3. Purchase securities of other investment companies except in compliance with the 1940 Act.
Non-Fundamental Investment Restrictions Applicable Only to AST Small-Cap Growth Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.
2. Invest for the purpose of exercising control or management of another issuer.
3. Purchase securities of other investment companies, except in compliance with the 1940 Act.
Non-Fundamental Investment Restrictions Applicable Only to AST Small-Cap Growth Opportunities Portfolio.
1. The Portfolio will not purchase securities on margin, provided that the Portfolio may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
2. The Portfolio will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

 26

Non-Fundamental Investment Restrictions Applicable Only to AST Small-Cap Value Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.
2. Purchase additional securities when money borrowed exceeds 5% of its total assets;
3. Invest in companies for the purpose of exercising management or control;
4. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;
5. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or the conditions of any order of exemption from the SEC regarding the purchase of securities of money market funds managed by the Subadviser or its affiliates;
6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;
7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1∕3% of the Portfolio's total assets at the time of borrowing or investment;
8. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Trust’s Prospectus and this SAI;
9. Sell securities short, except that the Portfolio may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or
10. Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.
Non-Fundamental Investment Restrictions Applicable Only to AST T. Rowe Price Asset Allocation Portfolio and AST T. Rowe Price Growth Opportunities Portfolio.
The Portfolio will not:
1. Purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets;
2. Invest in companies for the purpose of exercising management or control;
3. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;
4. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1∕3% of the Portfolio's total assets at the time of borrowing or investment;
5. Invest in puts, calls, straddles, spreads, or any combination thereof to the extent permitted by the Trust's Prospectus and this SAI;
6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;
7. Invest in warrants if, as a result thereof, more than 10% of the value of the total assets of the Portfolio would be invested in warrants, provided that this restriction does not apply to warrants acquired as the result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market;
8. Effect short sales of securities; or

27

9. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Portfolio's net assets.
Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Manager. The Manager will not approve such investment unless: (a) the Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Manager has given prior notice to the Participating Insurance Companies that they intend to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Subadviser for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the 1940 Act, or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.
Non-Fundamental Investment Restrictions Applicable Only to AST T. Rowe Price Large-Cap Growth Portfolio.
The Portfolio will not:
1. Purchase or sell real estate limited partnership interests.
2. Invest more than 20% of its total assets in below investment grade, high-risk bonds, including bonds in default or those with the lowest rating;
3. Invest in companies for the purpose of exercising management or control;
4. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act; or
5. Effect short sales of securities.
In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as Passive Foreign Investment Companies. The Portfolio is subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.
Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Portfolio's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.
If a percentage restriction on investment or utilization of assets as set forth under “Investment Restrictions” and “Investment Policies” above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of Portfolio's assets will not be considered a violation of the restriction.
Non-Fundamental Investment Restrictions Applicable Only to AST T. Rowe Price Large-Cap Value Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in large capitalization companies unless it provides 60 days prior written notice to its shareholders;
2. Invest for the purpose of exercising control or management of another issuer; or
3. Purchase securities of other investment companies, except in compliance with the 1940 Act.
Non-Fundamental Investment Restrictions Applicable Only to AST T. Rowe Price Natural Resources Portfolio.
The Portfolio will not:

 28

1. Change its policy to invest at least 80% of the value of its assets in the securities of natural resource companies unless it provides 60 days prior written notice to its shareholders.
2. Purchase additional securities when money borrowed exceeds 5% of its total assets;
3. Invest in companies for the purpose of exercising management or control;
4. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;
5. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.
6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;
7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1∕3% of the Portfolio's total assets at the time of borrowing or investment.
INFORMATION ABOUT TRUSTEES AND OFFICERS
Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.
Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 95
Chief Financial Officer of Grace Church School
(Since September 2019); formerly Senior
Managing Director of Brock Capital
(2014-2019); formerly Vice Chairman (2013 -
2017), Senior Vice President and Chief Financial
Officer (2007-2012) and Vice President of
Strategic Planning and Treasurer (2002-2007)
of Sheridan Broadcasting Corporation; formerly
President of Sheridan Gospel Network
(2004-2014); formerly Vice President, Goldman,
Sachs & Co. (2000 - 2001); formerly Associate
Director, Bear, Stearns & Co. Inc. (1997-2000);
formerly Vice President, Salomon Brothers Inc.
(1993-1997); Member of the Board of Directors,
The MacDowell Colony (Since 2010); formerly
Chairman (2011-2014), formerly Presiding
Director (2014-2017) and currently a Member
(2007-present) of the Board of Directors,
Broadcast Music, Inc.; President, Candide
Business Advisors, Inc. (Since 2011); formerly
Member of the Board of Directors, National
Association of Broadcasters (2004-2010).
		Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011).	Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 95
Formerly Vice Chairman of Northern Trust
Corporation (financial services and banking
institution) (2011–June 2012); formerly
President, Personal Financial Services, Northern
Trust Corporation (2006-2010); formerly
Chairman & CEO, Western US Region, Northern
Trust Corporation (1999-2005); formerly
President & CEO, Palm Beach/Martin County
Region, Northern Trust.
		Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013

29

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 95
Chairman of the Board of Fellows of Weill
Cornell Medicine (since 2014); Formerly Chief
Executive Officer (1999-2013) of National
Financial Partners (independent distributor of
financial services products).
		Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Formerly Director of Sotheby’s (2014-2019) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 95
Advisory Partner, Trinity Private Equity Group
(Since September 2014); formerly, Managing
Director of Cappello Waterfield & Co. LLC
(2011-2014); formerly Vice Chair, Global
Research, J.P. Morgan (financial services and
investment banking institution) (June 2008 –
January 2009); formerly Global Director of Equity
Research, Bear Stearns & Co., Inc. (financial
services and investment banking institution)
(1995-2008); formerly Associate Director of
Equity Research, Bear Stearns & Co., Inc.
(1987-1995).
		None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 95
Formerly Group Managing Director, International
Expansion and Regional Managing Director,
Americas of Vistra (June 2018 – June 2019);
formerly Chief Executive Officer and Director of
Radius (2016-2018); formerly Senior Vice
Chairman (January 2015-October 2015) and
Chief Executive Officer (January 2010-December
2014) of Grant Thornton LLP.

Non-Executive Director of Auxadi Holdco, S.L
(Since November 2020); Non-Executive Director
of Stout (Since January 2020); Non-Executive
Director of Clyde & Co. (Since January 2020);
Formerly Non-Executive Chairman (September
2019 – January 2021) of Litera Microsystems.
Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 95
Director of ICI Mutual Insurance Company (June
2020 - present; June 2016-June 2019; June
2012-June 2015); formerly Chief Administrative
Officer (September 1999-September 2009) and
Executive Vice President (December
1996-September 2009) of PGIM Investments
LLC; formerly Executive Vice President (March
1999-September 2009) and Treasurer (May
2000-September 2009) of Prudential Mutual
Fund Services LLC; formerly President (April
1999-December 2008) and Executive Vice
President and Chief Operating Officer
(December 2008-December 2009) of Prudential
Investment Management Services LLC; formerly
Chief Administrative Officer, Executive Vice
President and Director (May 2003-September
2009) of AST Investment Services, Inc.
		Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney 1941 No. of Portfolios Overseen: 95
Formerly Chief Executive Officer, Excell Partners,
Inc. (2005-2007); founding partner of High
Technology of Rochester and the Lennox
Technology Center; formerly President of the
Greater Rochester Metro Chamber of Commerce
(1976-2004); formerly Rochester City Manager
(1973); formerly Deputy Monroe County
Executive (1974-1976); Former President of The
First Financial Fund and High Yield Plus Fund
(1988-2005); Former Vice Chairman Monroe
County Water Authority (1980-2002).

Former Director of Executive Service Corps of
Rochester (1988-1990); Former Director of
Rural/Metro Medical Services (1985-1990);
Former Trustee of Center for Governmental
Research (1977-1995); Former Director of
Excellus BlueCross BlueShield (1980-1998).
Since July 2003

 30

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O'Brien 1950 No. of Portfolios Overseen: 95
Chairman, Chief Executive Officer and President
of Sterling Bancorp (Since June 2020); Formerly
Vice Chairman of Emigrant Bank and President
of its Naples Commercial Finance Division
(October 2018–March 2020); formerly Director,
President and CEO Sun Bancorp, Inc. N.A.
(NASDAQ: SNBC) and Sun National Bank (July
2014-February 2018); formerly Consultant,
Valley National Bancorp, Inc. and Valley
National Bank (January 2012-June 2012);
formerly President and COO (November
2006-April 2017) and CEO (April
2007-December 2011) of State Bancorp, Inc.
and State Bank; formerly Vice Chairman
(January 1997-April 2000) of North Fork Bank;
formerly President and Chief Executive Officer
(December 1984-December 1996) of North Side
Savings Bank; formerly President and Chief
Executive Officer (May 2000-June 2006) Atlantic
Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A.
(NASDAQ: SNBC) and Sun National Bank (July
2014-February 2018); formerly Director,
BankUnited, Inc. and BankUnited N.A. (NYSE:
BKU) (May 2012-April 2014); formerly Director
(April 2008-January 2012) of Federal Home Loan
Bank of New York; formerly Director (December
1996-May 2000) of North Fork Bancorporation,
Inc.; formerly Director (May 2000-April 2006) of
Atlantic Bank of New York; Director (November
2006 – January 2012) of State Bancorp, Inc.
(NASDAQ: STBC) and State Bank of Long Island.
Since July 2003

Interested Trustee
Timothy S. Cronin 1965 Number of Portfolios Overseen: 95
Vice President of Prudential Annuities (Since
May 2003); Senior Vice President of PGIM
Investments LLC (Since May 2009); Chief
Investment Officer and Strategist of Prudential
Annuities (Since January 2004); Director of
Investment & Research Strategy (Since February
1998); President of AST Investment Services,
Inc. (Since March 2006).
	None.	Since October 2009

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary
Chief Legal Officer, Executive Vice President and Secretary of
PGIM Investments LLC (since August 2020); Chief Legal Officer of
Prudential Mutual Fund Services LLC (since August 2020); Chief
Legal Officer of PIFM Holdco, LLC (since August 2020); Vice
President and Corporate Counsel (since January 2005) of
Prudential; and Corporate Counsel of AST Investment Services,
Inc. (since August 2020); formerly Vice President and Assistant
Secretary of PGIM Investments LLC (2005-2020); formerly
Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Since December 2005
Andrew R. French 1962 Secretary
Vice President (since December 2018 - present) of PGIM
Investments LLC; formerly, Vice President and Corporate Counsel
(2010-2018) of Prudential; formerly Director and Corporate
Counsel (2006-2010) of Prudential; Vice President and Assistant
Secretary (since January 2007) of PGIM Investments LLC; Vice
President and Assistant Secretary (since January 2007) of
Prudential Mutual Fund Services LLC.
Since October 2006
Melissa Gonzalez 1980 Assistant Secretary
Vice President and Corporate Counsel (since September 2018) of
Prudential; Vice President and Assistant Secretary (since August
2020) of PGIM Investments LLC; formerly Director and Corporate
Counsel (March 2014-September 2018) of Prudential.
Since March 2019

31

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020
Debra Rubano 1975 Assistant Secretary
Vice President and Corporate Counsel (since November 2020) of
Prudential; formerly Director and Senior Counsel of Allianz Global
Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary
of numerous funds in the Allianz fund complex (2015-2020).
Since March 2021
Dino Capasso 1974 Chief Compliance Officer
Chief Compliance Officer (July 2019-Present) of PGIM
Investments LLC; Chief Compliance Officer (July 2019-Present) of
the PGIM Funds, Target Funds, Advanced Series Trust, The
Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM
Global High Yield Fund, Inc., and PGIM High Yield Bond Fund,
Inc.; Vice President and Deputy Chief Compliance Officer (June
2017-2019) of PGIM Investments LLC; formerly, Senior Vice
President and Senior Counsel (January 2016-June 2017), and
Vice President and Counsel (February 2012-December 2015) of
Pacific Investment Management Company LLC.
Since March 2018
Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer
Vice President, Corporate Compliance, Global Compliance
Programs and Compliance Risk Management (since August
2019) of Prudential; formerly, Vice President and Head of Key
Risk Areas Compliance (March 2016 to July 2019), Chief Privacy
Officer (March 2016 to July 2019) and head of Global Financial
Crimes Unit (April 2014 to March 2016) at MetLife.
Since April 2021
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer
Vice President, Head of Fund Administration of PGIM Investments
LLC (since November 2018); formerly, Director of Fund
Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer
and Principal Accounting Officer of the Lord Abbett Family of
Funds (2017-2018); Director of Accounting, Avenue Capital
Group (2008-2009); Senior Manager, Investment Management
Practice of Deloitte & Touche LLP (1998-2007).
Since January 2019
Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 1966 Assistant Treasurer
Vice President of Tax at Prudential Financial, Inc. (Since August
2007); formerly Director of Tax at MetLife (January 2003 – May
2006); formerly Tax Manager at Deloitte & Touché (October 1997
– January 2003); formerly Staff Accountant at Marsh &
McLennan (May 1994 – May 1997).
Since June 2017
(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President and Principal Executive Officer.
Explanatory Notes to Tables:
Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.
Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.
There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.
As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

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“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential's Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund.
COMPENSATION OF TRUSTEES AND OFFICERS. Pursuant to a Management Agreement with the Trust, the Investment Manager pays all compensation of Trustees, officers and employees of the Trust, other than the fees and expenses of Trustees who are not affiliated persons of the Investment Manager or any subadviser. The Trust pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on Board Committees may receive additional compensation.
Independent Trustees may defer receipt of their compensation pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, the Trust accrues deferred Trustees' compensation daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day US Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of one or more funds managed by PGIM Investments chosen by the Trustee. Payment of the interest so accrued is also deferred and becomes payable at the option of the Trustee. The Trust's obligation to make payments of deferred Trustees' compensation, together with interest thereon, is a general obligation of the Trust. The Trust does not have a retirement or pension plan for its Trustees.
The following table sets forth the aggregate compensation paid by the Trust for the Trust’s most recently completed fiscal year to the Independent Trustees for service on the Trust's Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Trustees and officers who are “interested persons” of the Trust (as defined in the 1940 Act) do not receive compensation from the Fund Complex.
Name	Aggregate Fiscal Year Compensation from Trust (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex* for Most Recent Calendar Year
Compensation Received by Independent Board Members
Susan Davenport Austin	$363,530	None	None	$425,000 (3/95)**
Sherry S. Barrat	$363,530	None	None	$425,000 (3/95)**
Jessica M. Bibliowicz	$363,530	None	None	$425,000 (3/95)**
Kay Ryan Booth	$363,530	None	None	$425,000 (3/95)**
Stephen M. Chipman***	$341,860	None	None	$400,000 (3/95)**
Robert F. Gunia***	$363,530	None	None	$425,000 (3/95)**
Thomas T. Mooney***	$472,120	None	None	$550,000 (3/95)**
Thomas M. O'Brien	$385,490	None	None	$450,000 (3/95)**
Explanatory Notes to Compensation Table
(1) Compensation relates to portfolios that were in existence and having investment operations during 2020.
* “Fund Complex” includes Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, and any other funds that are managed by PGIM Investments LLC and /or ASTIS.
** Number of funds and portfolios represent those in existence as of December 31, 2020, and excludes funds that have merged or liquidated during the year. Additionally, the number of funds and portfolios includes those which are approved as of December 31, 2020, however may commence operations after that date. No compensation is paid out from such funds/portfolios.
*** Under the deferred fee agreement for the PGIM Investments-managed funds, certain Board Members have elected to defer all or part of their total compensation. The amount of compensation deferred during the calendar year ended December 31, 2020, amounted to $400,000, $100,000, and $120,000 for Messrs. Chipman, Gunia, and Mooney, respectively. Under the deferred fee arrangement, these amounts are deposited into a trust held for the benefit of participating Board Members and are not continuing obligations of the Fund.
BOARD COMMITTEES. The Board has established four standing committees in connection with governance of the Trust—Audit, Compliance, Governance, and Investment Review and Risk. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Trust's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Trust. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Investment Manager and (2) any entity in a control relationship with the Investment Manager that provides ongoing services to the Trust, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Trust. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the

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independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee Charter is available at www.prudential.com/variableinsuranceportfolios. The number of Audit Committee meetings held during the Trust's most recently completed fiscal year is set forth in the table below.
The membership of the Audit Committee is set forth below:
Thomas M. O’Brien (Chair)
Susan Davenport Austin
Stephen M. Chipman
Robert F. Gunia
Thomas T. Mooney (ex-officio)
Compliance Committee. The Compliance Committee serves as a liaison between the Board and the Trust’s Chief Compliance Officer (CCO). The Compliance Committee is responsible for considering, in consultation with the Board's Chair and outside counsel, any material compliance matters that are identified and reported by the CCO to the Compliance Committee between Board meetings. The Compliance Committee is also responsible for considering, when requested by the CCO, the CCO's recommendations regarding the materiality of compliance matters to be reported to the Board. The Compliance Committee reviews compliance matters that it determines warrant review between Board meetings. Further, when the CCO wishes to engage an independent third party to perform compliance-related work at the Trust’s expense, the Compliance Committee will evaluate with the CCO which third party to recommend to the Board as well as the appropriate scope of the work. The number of Compliance Committee meetings held during the Trust's most recently completed fiscal year is set forth in the table below. The Compliance Committee Charter is available on the Trust's website at www.prudential.com/variableinsuranceportfolios.
The membership of the Compliance Committee is set forth below:
Robert F. Gunia (Chair)
Sherry S. Barrat
Jessica M. Bibliowicz
Kay Ryan Booth
Thomas M. O’Brien
Thomas T. Mooney (ex-officio)
Governance Committee. The Governance Committee of the Board is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director compensation and expenses, director education, and governance practices. The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Governance Committee meetings held during the Trust's most recently completed fiscal year is set forth in the table below. The Governance Committee Charter is available on the Trust's website at www.prudential.com/variableinsuranceportfolios.
The membership of the Governance Committee is set forth below:
Susan Davenport Austin (Chair)
Sherry S. Barrat
Jessica M. Bibliowicz
Kay Ryan Booth
Stephen M. Chipman
Thomas T. Mooney (ex-officio)
Investment Review and Risk Committee (IRRC). The IRRC consists of all members of the Board and is chaired by Ms. Bibliowicz. Ms. Barrat and Ms. Booth serve as Vice Chairs of the IRRC. The Board created the IRRC to help the Board in reviewing certain types of risk, especially those risks related to portfolio investments, the subadvisers for the Portfolios and other related risks. The responsibilities of the IRRC include, but are not limited to: reviewing written materials and reports pertaining to Portfolio performance, investments and risk from subadvisers, the Strategic Investment Review Group (SIRG) of PGIM Investments and others; considering presentations from subadvisers, the Investment Manager, SIRG or other service providers on matters relating to Portfolio performance, investments and risk; and periodically reviewing management’s evaluation of various types of risks to the Portfolios. The number of Investment Review and Risk Committee meetings held during the Trust’s most recently completed fiscal year is set forth in the table below.
LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD OF TRUSTEES. The Board is responsible for oversight of the Trust. The Trust has engaged the Investment Manager to manage the Trust on a day-to-day basis. The Board oversees the Investment Manager and certain other principal service providers in the operations of the Trust. The Board is currently composed of nine members, eight of whom are

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Independent Trustees. Under normal circumstances, the Board meets in-person at regularly scheduled meetings twelve times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings. As described above, the Board has established four standing committees—Audit, Compliance, Governance, and Investment Review and Risk—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Trustee. As Chair, this Independent Trustee leads the Board in its activities. Also, the Chair acts as a member or an ex-officio member of each standing committee and any ad hoc committee of the Board. The Trustees have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Trust, on the one hand, and the Investment Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.
The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Trust, and to exercise reasonable business judgment in the performance of their duties as Trustees. In addition, the Board has taken into account the actual service and commitment of the Trustees during their tenure in concluding that each should continue to serve. A Trustee's ability to perform his or her duties effectively may have been attained through a Trustee's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Trustee of the Trust, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.
Susan Davenport Austin. Ms. Austin currently serves as Chief Financial Officer of Grace Church. In addition to her experience in senior leadership positions with private companies, Ms. Austin has more than 10 years of experience in the investment banking industry, and has experience serving on boards of other public companies and non-profit entities.
Sherry S. Barrat. Ms. Barrat has more than 35 years of experience in senior leadership positions in the financial services and banking industries. In addition, Ms. Barrat has over 10 years of experience serving on boards of other public companies and non-profit entities.
Jessica M. Bibliowicz. Ms. Bibliowicz has more than 25 years of experience in senior leadership positions in the financial services and investment management industries. In addition, Ms. Bibliowicz also has experience in serving on the boards of other public companies, investment companies, and non-profit organizations.
Kay Ryan Booth. Ms. Booth has more than 35 years of experience in senior leadership positions in the investment management and investment banking industries. Ms. Booth is currently an Advisory Partner of Trinity Private Equity Group. In addition to her experience in senior leadership positions with private companies, Ms. Booth has experience serving on the boards of other entities.
Stephen M. Chipman. Mr. Chipman has more than 34 years of experience with a public accounting firm, serving in various senior leadership positions in Europe, North America and Asia. Mr. Chipman also has experience serving on boards of other entities.
Robert F. Gunia. Mr. Gunia has served for more than 10 years as a Trustee of mutual funds advised by the Investment Manager or its predecessors. In addition, Mr. Gunia served in senior leadership positions for more than 28 years with the Investment Manager and its affiliates and predecessors.
Thomas T. Mooney. Mr. Mooney has served for more than 10 years as a Trustee of mutual funds advised by the Investment Manager or its predecessors, including some or all of the following funds: Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., and/or other mutual funds advised by the Investment Manager or its predecessors. Mr. Mooney has more than 30 years of experience in senior leadership positions with municipal organizations and other companies and has experience serving on the boards of other entities.
Thomas M. O’Brien. Mr. O’Brien has served for more than 10 years as a Trustee of mutual funds advised by the Investment Manager or its predecessors, including some or all of the following funds: Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., and/or other mutual funds advised by the Investment Manager or its predecessors. Mr. O’Brien has more than 25 years of experience in senior leadership positions in the banking industry, and has experience serving on the boards of other entities.

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Timothy S. Cronin. Mr. Cronin, an Interested Trustee of the Trust and other funds advised by the Investment Manager since 2009, served as Vice President of the Trust and other funds advised by the Investment Manager from 2009-2015, as President of the Trust and other funds advised by the Investment Manager since 2015, and has held senior positions with Prudential Financial (and American Skandia, which was purchased by Prudential Financial) since 1998.
Specific details about each Trustee's professional experience is set forth in the professional biography tables, above.
Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, liquidity risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Trust. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Investment Manager, the administrator to the Trust’s Liquidity Risk Management Program, sub-advisers, the Trust's Chief Compliance Officer, the Trust's independent registered public accounting firm, counsel, and internal auditors of the Investment Manager or its affiliates, as appropriate, regarding risks faced by the Trust and the risk management programs of the Investment Manager and certain service providers. The actual day-to-day risk management with respect to the Trust resides with the Investment Manager and other service providers to the Trust, including pursuant to the Board-approved Liquidity Risk Management Program for the Trust. Although the risk management policies of the Investment Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust or the Investment Manager, its affiliates or other service providers.
Selection of Trustee Nominees. The Governance Committee is responsible for considering Trustee nominees for Trustees at such times as it considers electing new members to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Thomas T. Mooney) or the Chair of the Governance Committee (Susan Davenport Austin), in either case in care of the Trust, at 655 Broad Street, 17th Floor, Newark, New Jersey 07102. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Trust would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.
Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Trust's Investment Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Trust's outside legal counsel may cause a person to be deemed an “interested person.” Before the Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.
Shareholder Communications with the Board of Trustees. Shareholders of the Trust can communicate directly with the Board by writing to the Chair of the Board, c/o the Trust, 1 Corporate Drive, Shelton, Connecticut 06484. Shareholders can communicate directly with an individual Trustee by writing to that Trustee, c/o the Trust, 1 Corporate Drive, Shelton, Connecticut 06484. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

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Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Governance Committee	Compliance Committee	Investment Review and Risk Committee
5	4	4	6
Share Ownership. Information relating to each Trustee's share ownership in the Trust, other funds that are overseen by the respective Trustee as well as any other funds that are managed by the Manager as of the most recently completed calendar year is set forth in the chart below.
Name	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities Owned by Trustee in All Registered Investment Companies in Fund Complex*
Trustee Share Ownership
Susan Davenport Austin	None	Over $100,000
Sherry S. Barrat	None	Over $100,000
Jessica M. Bibliowicz	None	Over $100,000
Kay Ryan Booth	None	Over $100,000
Stephen M. Chipman	None	Over $100,000
Timothy S. Cronin	None	Over $100,000
Robert F. Gunia	None	Over $100,000
Thomas T. Mooney	None	Over $100,000
Thomas M. O'Brien	None	Over $100,000
* “Fund Complex” includes Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, and any other funds that are managed by PGIM Investments and/or ASTIS. The above share ownership information relates to Portfolios and other registered investment companies in the Fund Complex that were in existence during 2020.
Because the Portfolios of the Trust serve as investment options under variable annuity and life insurance contracts, federal tax law prohibits the sale of Portfolio shares directly to individuals, including the Trustees.  Individuals, including a Trustee, may, however, have an interest in a Portfolio if he or she purchases a variable contract and selects the Portfolio as an investment option.
Other than as set forth in the following paragraph, none of the Independent Trustees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Trust or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Portfolio as of the most recently completed calendar year.
MANAGEMENT AND ADVISORY ARRANGEMENTS
TRUST MANAGEMENT. PGIM Investments, 655 Broad Street 17th Floor, Newark, New Jersey 07102-4077, and ASTIS, One Corporate Drive, Shelton, Connecticut, 06484, serve as the investment managers of the Portfolios; PGIM Investments and ASTIS serve as co-investment managers for each Portfolio covered by this SAI, except for AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031 and AST Bond Portfolio 2032 Portfolio, for which PGIM Investments serves as the sole investment manager.
As of December 31, 2020, PGIM Investments served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $361.6 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.
As of December 31, 2020, ASTIS served as the investment manager to certain of the Prudential US open-end investment companies with aggregate assets of approximately $187.2 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.
Services Provided by the Manager. Pursuant to Management Agreements with the Trust (collectively, the Management Agreement), the Manager, subject to the oversight of the Trust's Board and in conformity with the stated policies of the Portfolios, manages both the investment operations and composition of each Portfolio, including the purchase, retention, disposition and loan of securities and other

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assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolios. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolios. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.
The Manager is specifically responsible for supervising and managing the Portfolios and the subadvisers. In this capacity, the Manager reviews the performance of the Portfolios and the subadvisers and make recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of Portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new Portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist it in regularly evaluating and supervising the Portfolios and the subadvisers, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively manage the Portfolios and the subadvisers. The Manager utilizes this data in directly supervising the Portfolios and the subadvisers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.
In addition, the Manager provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its Portfolios. The Manager administers the Trust's corporate affairs and, in connection therewith, furnish the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust's custodian (the Custodian), and the Trust's transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement and the Manager is free to, and do, render management services to others.
The primary administrative services furnished by the Manager are more specifically detailed below:
■
furnishing of office facilities;
■
paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolios;
■
monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;
■
providing assistance to the service providers of the Trust and the Portfolios, including, but not limited to, the custodian, transfer agent, and accounting agent;
■
monitoring, together with each subadviser, each Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Code and other relevant federal and state laws and regulations;
■
preparing and filing all required federal, state and local tax returns for the Trust and the Portfolios;
■
preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;
■
preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;
■
preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;
■
preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and
■
organizing the regular and any special meetings of the Board of the Trust, including the preparing Board materials and agendas, preparing minutes, and related functions.
Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:
■
the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of the Manager or any subadviser;
■
all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust's business, other than those assumed by the Trust as described below;
■
the fees, costs and expenses payable to any investment subadvisers pursuant to Subadvisory Agreements between the Manager and such investment subadvisers; and
■
with respect to the compliance services provided by the Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolios and the subadvisers.

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Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:
■
the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Manager;
■
the fees and expenses of Trustees who are not affiliated persons of the Manager or any subadviser;
■
the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with their obligation of maintaining required records of the Trust and of pricing the Trust's shares;
■
the charges and expenses of the Trust's legal counsel and independent auditors;
■
brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
■
all taxes and corporate fees payable by the Trust to governmental agencies;
■
the fees of any trade associations of which the Trust may be a member;
■
the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
■
the cost of fidelity, directors and officers and errors and omissions insurance;
■
the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;
■
allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; and
■
litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.
Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by PGIM Investments or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by the Board or vote of a majority of the outstanding voting securities of the Trust, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Fees payable under the Management Agreement are computed daily and paid monthly. The Manager may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Portfolio. Management fee waivers and subsidies will increase a Portfolio's total return. These voluntary waivers may be terminated at any time without notice.
SEC Manager-of-Managers Order. The manager-of-managers structure operates under exemptive orders issued by the SEC. The orders permit the Manager to hire subadvisers or amend subadvisory agreements, without shareholder approval.
The most recent order imposes the following conditions:
1. Before a Portfolio may rely on the order requested in the application, the operation of the Portfolio in the manner described in the application, including the hiring of wholly-owned subadvisers, will be, or has been, approved by a majority of the Portfolio’s outstanding voting securities as defined in the 1940 Act, which in the case of a master fund will include voting instructions provided by shareholders of the feeder funds investing in such master fund or other voting arrangements that comply with section 12(d)(1)(E)(iii)(aa) of the 1940 Act (or, in the case on an insurance-related Portfolio, pursuant to the voting instructions provided by contract owners with assets allocated to any registered separate account for which the Portfolio serves as a funding medium), or, in the case of a new Portfolio whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the sole initial shareholder before offering the Portfolio’s shares to the public.
2. The prospectus for each Portfolio, and in the case of a master fund relying on the requested relief, the prospectus for each feeder fund investing in such master fund, will disclose the existence, substance and effect of any order granted pursuant to the application. Each Portfolio (and any such feeder fund) will hold itself out to the public as employing the Multi-Manager Structure described in the application. Each prospectus will prominently disclose that the Manager have the ultimate responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination, and replacement.

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3. The Manager will provide general management services to a Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets. Subject to review and approval of the Board, the Manager will (a) set a Portfolio’s overall investment strategies, (b) evaluate, select, and recommend subadvisers to manage all or a portion of a Portfolio’s assets, and (c) implement procedures reasonably designed to ensure that subadvisers comply with a Portfolio’s investment objective, policies and restrictions. Subject to review by the Board, the Manager will (a) when appropriate, allocate and reallocate a Portfolio’s assets among subadvisers; and (b) monitor and evaluate the performance of subadvisers.
4. A Portfolio will not make any ineligible subadviser changes without the approval of the shareholders of the applicable Portfolio, which in the case of a master fund will include voting instructions provided by shareholders of the feeder fund investing in such master fund or other voting arrangements that comply with section 12(d)(1)(E)(iii)(aa) of the 1940 Act.
5. A Portfolio will inform shareholders, and if the Portfolio is a master fund, shareholders of any feeder funds, of the hiring of a new subadviser within 90 days after the hiring of the new subadviser pursuant to the Modified Notice and Access Procedures.
6. At all times, at least a majority of the Board will be Independent Trustees, and the selection and nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees.
7. Independent legal counsel, as defined in rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection of such counsel will be within the discretion of the then-existing Independent Trustees.
8. The Manager will provide the Board, no less frequently than quarterly, with information about the profitability of the Manager on a per Portfolio basis. The information will reflect the impact on profitability of the hiring or termination of any subadviser during the applicable quarter.
9. Whenever a subadviser is hired or terminated, the Manager will provide the Board with information showing the expected impact on the profitability of the Manager.
10. Whenever a subadviser change is proposed for a Portfolio with an affiliated subadviser or a wholly-owned subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Portfolio and its shareholders, and if the Portfolio is a master fund, the best interests of any applicable feeder funds and their respective shareholders, and does not involve a conflict of interest from which the Manager or the affiliated subadviser or wholly-owned subadviser derives an inappropriate advantage.
11. No Board member or officer of a Prudential investment company, a Portfolio, or a feeder fund that invests in a Portfolio that is a master fund, or director, manager or officer of the Manager, will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a subadviser except for (a) ownership of interests in the Manager or any entity, other than a Wholly-Owned subadviser, that controls, is controlled by, or is under common control with the Manager, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of any publicly traded company that is either a subadviser or an entity that controls, is controlled by, or is under common control with, a subadviser.
12. Each Portfolio and any feeder fund that invests in a Portfolio that is a master fund will disclose an aggregate fee disclosure in its registration statement.
13. In the event the SEC adopts a rule under the 1940 Act providing substantially similar relief to that requested in the application, the requested order will expire on the effective date of that rule.
14. Any new Subadvisory Agreement or any amendment to a Portfolio’s existing Management Agreement or Subadvisory Agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Portfolio will be submitted to the Portfolio’s shareholders for approval.
Potential Conflicts. Under the manager-of-managers structure, the Manager recommends the hiring and firing of subadvisers, determines the allocation of Portfolio assets among subadvisers for Portfolios with more than one subadviser, and reports to the Board regarding subadviser performance. The Manager also directly manage the assets for certain Portfolio sleeves or segments.
The Manager may face potential conflicts inherent in serving as a manager-of-managers including, but not limited to: (i) an incentive to recommend that a Portfolio retain an affiliated subadviser; (ii) an incentive to recommend that a Portfolio retain a subadviser because the subadviser may provide distribution support or other services that benefit the Manager or its affiliates or because of other

 40

relationships between the subadviser or its affiliates and the Manager or its affiliates; (iii) an incentive to recommend that the Manager provides direct management of assets for certain sleeves or segments; and (iv) an incentive to allocate assets among subadvisers of a single Portfolio based on profitability or other benefit to the Manager or its affiliates.
To mitigate potential conflicts presented by these issues, the Manager utilizes the services of SIRG, a unit of PGIM Investments, which provides investment manager oversight, analysis and recommendations. SIRG provides its input to both the Manager and the Board. SIRG representatives meet with the Board in connection with its quarterly meetings and any special meetings at which subadviser recommendations are made, and the Board makes the decision as to the retention of any subadviser. For recommendations involving a new subadviser or a replacement subadviser for a single asset class Portfolio or sleeve, SIRG conducts a search of qualified subadvisers and provides a recommendation. SIRG reviews with the Board the search process, finalists and the reasons for the recommendation. SIRG’s investment analysis process is applied in the same manner to both affiliated and unaffiliated subadvisers. The Board makes the final decision with respect to the retention of a new or replacement subadviser. For some Portfolios, the Manager makes a recommendation for a subadviser based on the design of a Portfolio, such as a Portfolio designed in consultation with a specific subadviser. In those cases, SIRG reviews the proposed subadviser and reports to the Board regarding its assessment of the subadviser.
To the extent a subadviser’s affiliation or other business relationship with Prudential is a factor in any subadviser recommendation, the Manager discusses the relevant factors with the Board, which makes the final decision on any new or replacement subadviser. SIRG personnel are not involved in subadvisory fee negotiations.
Management Fees. The tables below set forth the applicable contractual management fee rate and the management fees received by the Manager from the Trust for each Portfolio for the indicated fiscal years.
Management Fee Rates
Portfolio	Contractual Fee Rate
AST Academic Strategies Asset Allocation Portfolio†
Fund of Funds Segments/Sleeves:
0.72% of average daily net assets
Non Fund of Funds Segments/Sleeves:
0.5525% of average daily net assets to $300 million;
0.5425% on next $200 million of average daily net assets;
0.5325% on next $250 million of average daily net assets;
0.5225% on next $2.5 billion of average daily net assets;
0.5125% on next $2.75 billion of average daily net assets;
0.4825% on next $4 billion of average daily net assets;
0.4625% over $10 billion of average daily net assets

AST Advanced Strategies Portfolio
0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% on next $2.5 billion of average daily net assets;
0.5725% on next $2.5 billion of average daily net assets;
0.5525% on next $5 billion of average daily net assets;
0.5325% over $20 billion of average daily net assets

AST AllianzGI World Trends Portfolio
0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets

AST Balanced Asset Allocation Portfolio	0.15% of average daily net assets

41

Management Fee Rates
Portfolio	Contractual Fee Rate
AST BlackRock Global Strategies Portfolio
Effective February 22, 2021:
0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets
Prior to February 22, 2021:
0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets

AST BlackRock/Loomis Sayles Bond Portfolio
0.4825% of average daily net assets to $300 million;
0.4725% on next $200 million of average daily net assets;
0.4625% on next $250 million of average daily net assets;
0.4525% on next $2.5 billion of average daily net assets;
0.4425% on next $2.75 billion of average daily net assets;
0.4125% on next $4 billion of average daily net assets;
0.3925% over $10 billion of average daily net assets

AST BlackRock Low Duration Bond Portfolio
0.4825% of average daily net assets to $300 million;
0.4725% on next $200 million of average daily net assets;
0.4625% on next $250 million of average daily net assets;
0.4525% on next $2.5 billion of average daily net assets;
0.4425% on next $2.75 billion of average daily net assets;
0.4125% on next $4 billion of average daily net assets;
0.3925% over $10 billion of average daily net assets

AST Bond Portfolio 2021*
0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2022*
0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2023*
0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2024*
0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2025*
0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2026*
0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2027*
0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

 42

Management Fee Rates
Portfolio	Contractual Fee Rate
AST Bond Portfolio 2028*
0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2029*
0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2030*
0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2031*
0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2032*
0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST Capital Growth Asset Allocation Portfolio	0.15% of average daily net assets
AST ClearBridge Dividend Growth Portfolio
0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets

AST Cohen & Steers Global Realty Portfolio
0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets

AST Cohen & Steers Realty Portfolio
0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets

AST Emerging Markets Equity Portfolio
0.9325% of average daily net assets to $300 million;
0.9225% on next $200 million of average daily net assets;
0.9125% on next $250 million of average daily net assets;
0.9025% on next $2.5 billion of average daily net assets;
0.8925% on next $2.75 billion of average daily net assets;
0.8625% on next $4 billion of average daily net assets;
0.8425% over $10 billion of average daily net assets

AST Fidelity Institutional AM® Quantitative Portfolio
0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets

43

Management Fee Rates
Portfolio	Contractual Fee Rate
AST Goldman Sachs Small-Cap Value Portfolio
0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets

AST Government Money Market Portfolio(1)
0.3000% of average daily net assets to $3.25 billion;
0.2925% on next $2.75 billion of average daily net assets;
0.2625% on next $4 billion of average daily net assets;
0.2425% over $10 billion of average daily net assets

AST High Yield Portfolio
0.5825% of average daily net assets to $300 million;
0.5725% on next $200 million of average daily net assets;
0.5625% on next $250 million of average daily net assets;
0.5525% on next $2.5 billion of average daily net assets;
0.5425% on next $2.75 billion of average daily net assets;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets

AST Hotchkis & Wiley Large-Cap Value Portfolio
0.5825% of average daily net assets to $300 million;
0.5725% on next $200 million of average daily net assets;
0.5625% on next $250 million of average daily net assets;
0.5525% on next $2.5 billion of average daily net assets;
0.5425% on next $2.75 billion of average daily net assets;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets

AST International Growth Portfolio
0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets

AST International Value Portfolio
0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets

AST Investment Grade Bond Portfolio*
0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST J.P. Morgan Global Thematic Portfolio
0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets

AST J.P. Morgan International Equity Portfolio
0.8325% of average daily net assets to $75 million;
0.6825% on next $225 million of average daily net assets;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets

 44

Management Fee Rates
Portfolio	Contractual Fee Rate
AST J.P. Morgan Tactical Preservation Portfolio (formerly, AST J.P. Morgan Strategic Opportunities Portfolio)
Effective February 22, 2021:
0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets; and
0.6925% over $10 billion of average daily net assets
Prior to February 22, 2021:
0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets

AST Jennison Large-Cap Growth Portfolio
0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

AST Large-Cap Core Portfolio
0.5825% of average daily net assets up to $300 million;
0.5725% on next $200 million of average daily net assets;
0.5625% on next $250 million of average daily net assets;
0.5525% on next $2.5 billion of average daily net assets;
0.5425% on next $2.75 billion of average daily net assets;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets

AST Loomis Sayles Large-Cap Growth Portfolio
0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

AST MFS Global Equity Portfolio
0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets

AST MFS Growth Allocation Portfolio
0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $750 million of average daily net assets;
0.6225% on next $2 billion of average daily net assets;
0.5925% on next $4 billion of average daily net assets;
0.5725% over $10 billion of average daily net assets

AST MFS Growth Portfolio
0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

45

Management Fee Rates
Portfolio	Contractual Fee Rate
AST MFS Large-Cap Value Portfolio
0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets

AST Mid-Cap Growth Portfolio
0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets

AST Mid-Cap Value Portfolio (formerly, AST Neuberger Berman/LSV Mid-Cap Value Portfolio)
0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $250 million of average daily net assets;
0.6525% on next $2.25 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets

AST Multi-Sector Fixed Income Portfolio**
0.5325% of average daily net assets to $300 million;
0.5225% on next $200 million of average daily net assets;
0.5125% on next $250 million of average daily net assets;
0.5025% on next $2.5 billion of average daily net assets;
0.4925% on next $2.75 billion of average daily net assets;
0.4625% on next $4 billion of average daily net assets;
0.4425% on next $2.5 billion of average daily net assets;
0.4225% on next $2.5 billion of average daily net assets;
0.4025% on next $5 billion of average daily net assets;
0.3825% over $20 billion of average daily net assets

AST Preservation Asset Allocation Portfolio	0.15% of average daily net assets
AST Prudential Core Bond Portfolio
0.5325% of average daily net assets to $300 million;
0.5225% on next $200 million of average daily net assets;
0.4875% on next $250 million of average daily net assets;
0.4775% on next $250 million of average daily net assets;
0.4525% on next $2.25 billion of average daily net assets;
0.4425% on next $2.75 billion of average daily net assets;
0.4125% on next $4 billion of average daily net assets;
0.3925% over $10 billion of average daily net assets

AST Prudential Growth Allocation Portfolio
0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% on next $2.5 billion of average daily net assets;
0.5725% on next $2.5 billion of average daily net assets;
0.5525% on next $5 billion of average daily net assets;
0.5325% over $20 billion of average daily net assets

AST QMA US Equity Alpha Portfolio
0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets

AST Quantitative Modeling Portfolio	0.25% of average daily net assets

 46

Management Fee Rates
Portfolio	Contractual Fee Rate
AST Small-Cap Growth Portfolio
0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

AST Small-Cap Growth Opportunities Portfolio
0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets

AST Small-Cap Value Portfolio
0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

AST T. Rowe Price Asset Allocation Portfolio
0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% on next $2.5 billion of average daily net assets;
0.5725% on next $2.5 billion of average daily net assets;
0.5525% on next $5 billion of average daily net assets;
0.5325% over $20 billion of average daily net assets

AST T. Rowe Price Growth Opportunities Portfolio
0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

AST T. Rowe Price Large-Cap Growth Portfolio
0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $250 million of average daily net assets;
0.6525% on next $2.25 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets

AST T. Rowe Price Large-Cap Value Portfolio(2)
0.5825% of average daily net assets to $300 million;
0.5725% on next $200 million of average daily net assets;
0.5625% on next $250 million of average daily net assets;
0.5525% on next $2.5 billion of average daily net assets;
0.5425% on next $2.75 billion of average daily net assets;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets

AST T. Rowe Price Natural Resources Portfolio
0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

47

Management Fee Rates
Portfolio	Contractual Fee Rate
AST Wellington Management Hedged Equity Portfolio
0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets

AST Western Asset Core Plus Bond Portfolio
0.5325% of average daily net assets to $300 million;
0.5225% on next $200 million of average daily net assets;
0.5125% on next $250 million of average daily net assets;
0.5025% on next $2.5 billion of average daily net assets;
0.4925% on next $2.75 billion of average daily net assets;
0.4625% on next $4 billion of average daily net assets;
0.4425% over $10 billion of average daily net assets

AST Western Asset Emerging Markets Debt Portfolio
0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets

*The contractual investment management fee for each of the Portfolios is subject to certain breakpoints. The assets of each Portfolio will be aggregated for purposes of determining the fee rate applicable to each Portfolio.
**The Manager will aggregate assets with the AST Prudential Corporate Bond Portfolio for the purpose of calculating the management fee for the AST Multi-Sector Fixed Income Portfolio.
† For AST Academic Strategies Asset Allocation Portfolio, the management fee rate applicable to the fund of funds segments/sleeves is limited to assets invested in other portfolios of the Trust. The management fee rate applicable to the non fund of funds segments/sleeves excludes assets invested in other portfolios of the Trust. Portfolio assets invested in mutual funds other than the portfolios of the Trust are included in the management fee rate applicable to the non fund of funds segments/sleeves.
(1) Prior to July 1, 2018, the contractual management fee rate for the AST Government Money Market Portfolio was: 0.3325% of average daily net assets to $300 million; 0.3225% on next $200 million of average daily net assets; 0.3125% on next $250 million of average daily net assets; 0.3025% on next $2.5 billion of average daily net assets; 0.2925% on next $2.75 billion of average daily net assets; 0.2625% on next $4 billion of average daily net assets; 0.2425% over $10 billion of average daily net assets.
(2) Prior to April 29, 2019, the contractual management fee rate was: 0.6825% of average daily net assets to $300 million; 0.6725% on next $200 million of average daily net assets; 0.6625% on next $250 million of average daily net assets; 0.6525% on next $2.5 billion of average daily net assets; 0.6425% on next $2.75 billion of average daily net assets; 0.6125% on next $4 billion of average daily net assets; 0.5925% over $10 billion of average daily net assets.
Management Fees Paid by the Portfolios
Portfolio	2020	2019	2018
AST Academic Strategies Asset Allocation Portfolio	$24,055,207	$28,048,585	$31,757,598
AST Advanced Strategies Portfolio	$47,035,603	51,063,351	53,493,402
AST AllianzGI World Trends Portfolio	$32,577,888	35,189,427	39,594,713
AST Balanced Asset Allocation Portfolio	$15,242,019	15,956,877	16,413,661
AST BlackRock Global Strategies Portfolio	$16,139,955	18,956,810	19,253,137
AST BlackRock/Loomis Sayles Bond Portfolio	$15,445,629	16,126,480	15,438,809
AST Blackrock Low Duration Bond Portfolio	$2,139,674	2,192,510	2,751,378
AST Bond Portfolio 2021	$545,424	353,196	466,800
AST Bond Portfolio 2022	$130,565	217,229	337,793
AST Bond Portfolio 2023	$31,947	64,427	94,657
AST Bond Portfolio 2024	$11,551	176,798	407,770
AST Bond Portfolio 2025	$26,492	272,660	323,358
AST Bond Portfolio 2026	$430,449	700,670	1,045,125
AST Bond Portfolio 2027	$269,161	708,119	1,223,936
AST Bond Portfolio 2028	-#	58,754	313,333
AST Bond Portfolio 2029	-#	75,102	-#
AST Bond Portfolio 2030	$999,228	-#	N/A
AST Bond Portfolio 2031	$328,779	N/A	N/A
AST Bond Portfolio 2032	N/A	N/A	N/A

 48

Management Fees Paid by the Portfolios
Portfolio	2020	2019	2018
AST Capital Growth Asset Allocation Portfolio	$19,214,579	20,353,059	21,038,474
AST ClearBridge Dividend Growth Portfolio	$12,785,973	12,220,444	9,727,487
AST Cohen & Steers Global Realty Portfolio	$2,014,275	2,746,593	3,253,417
AST Cohen & Steers Realty Portfolio	$3,989,175	4,643,633	4,590,155
AST Emerging Markets Equity Portfolio	$3,872,594	3,701,884	4,169,383
AST Fidelity Institutional AM® Quantitative Portfolio	$26,709,614	29,420,230	32,014,889
AST Goldman Sachs Small-Cap Value Portfolio	$5,604,586	6,907,173	7,408,812
AST Government Money Market Portfolio	$13,125*	2,179,883	2,230,715
AST Hotchkis & Wiley Large-Cap Value Portfolio	$7,244,634	8,856,998	10,409,534
AST High Yield Portfolio	$3,487,903	3,859,690	4,991,907
AST International Growth Portfolio	$15,368,710	16,442,777	19,248,727
AST International Value Portfolio	$12,734,047	14,750,811	16,842,915
AST Investment Grade Bond Portfolio	$32,044,047	20,370,746	17,712,011
AST J.P. Morgan Global Thematic Portfolio	$21,921,955	23,825,399	25,123,034
AST J.P. Morgan International Equity Portfolio	$2,800,114	2,983,249	3,153,966
AST J.P. Morgan Tactical Preservation Portfolio (formerly, AST J.P. Morgan Strategic Opportunities Portfolio)	$16,464,774	17,928,092	19,363,380
AST Jennison Large-Cap Growth Portfolio	$9,872,757	8,215,037	8,517,325
AST Large-Cap Core Portfolio	$14,531,961	12,041,435	13,786,708
AST Loomis Sayles Large-Cap Growth Portfolio	$17,210,041	17,552,645	18,462,419
AST MFS Global Equity Portfolio	$5,262,587	5,647,393	5,822,924
AST MFS Growth Allocation Portfolio	$6,264,309	5,649,838	5,619,007
AST MFS Growth Portfolio	$10,236,703	8,978,188	8,927,571
AST MFS Large-Cap Value Portfolio	$11,868,656	11,486,794	10,180,939
AST Mid-Cap Growth Portfolio	$10,226,808	10,077,817	10,056,926
AST Mid-Cap Value Portfolio (formerly, AST Neuberger Berman/LSV Mid-Cap Value Portfolio)	$4,815,760	5,906,628	6,615,689
AST Multi-Sector Fixed Income Portfolio	$80,024,480	65,938,980	49,863,042
AST Prudential Core Bond Portfolio	$18,190,257	16,593,964	13,902,334
AST Prudential Growth Allocation Portfolio	$96,432,821	108,799,134	116,998,900
AST Preservation Asset Allocation Portfolio	$9,068,051	9,351,254	9,743,293
AST QMA US Equity Alpha Portfolio	$3,780,681	5,211,529	5,873,840
AST Quantitative Modeling Portfolio	$3,264,447	3,319,279	3,255,553
AST Small-Cap Growth Portfolio	$5,691,925	5,997,428	6,468,080
AST Small-Cap Growth Opportunities Portfolio	$5,293,486	5,801,620	6,601,683
AST Small-Cap Value Portfolio	$3,958,447	5,087,459	6,361,349
AST T. Rowe Price Asset Allocation Portfolio	$83,248,004	87,907,433	91,016,857
AST T. Rowe Price Growth Opportunities Portfolio	$18,646,922	17,201,883	12,310,671
AST T. Rowe Price Large-Cap Growth Portfolio	$19,070,345	17,705,247	17,688,230
AST T. Rowe Price Large-Cap Value Portfolio	$13,292,764	13,023,536	7,805,228
AST T. Rowe Price Natural Resources Portfolio	$2,342,644	2,820,803	3,444,588
AST Wellington Management Hedged Equity Portfolio	$14,073,595	15,333,288	15,856,347
AST Western Asset Core Plus Bond Portfolio	$18,843,828	19,016,868	15,907,745
AST Western Asset Emerging Markets Debt Portfolio	$724,158	640,686	481,043
# The management fee amount waived exceeded the management fee that would otherwise have been payable due to an expense cap.
* In order to support the income yield, the Manager has voluntarily agreed to limit the management fees of the AST Government Money Market Portfolio such that the 1-day annualized yield of the Portfolio (excluding capital gain or loss) does not fall below 0.00%. During the year ended December 31, 2020, the Manager has reimbursed the Portfolio $2,696,724 as a result of this voluntary agreement.

49

FEE WAIVERS/SUBSIDIES. PGIM Investments may from time to time waive all or a portion of its management fee and/or subsidize all or a portion of the operating expenses of the Portfolios. Fee waivers and subsidies will increase a Portfolio's return.
PGIM Investments has agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Trust, as set forth in the table below.
Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Academic Strategies Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.007% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees. In addition, the Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets of each Portfolio of the Trust managed as a fund of funds.* The Manager has also voluntarily agreed to reimburse expenses and/or waive fees so that the Portfolio’s
“Underlying Fund Fees and Expenses” do not exceed 0.685% of the Portfolio’s average daily net assets. For purposes of applying this voluntary expense cap, “Underlying Fund Fees and Expenses” shall not include, and the Manager shall not reimburse expenses or waive fees with respect to taxes, short sale interest and dividend expenses, brokerage commissions, and extraordinary expenses incurred by the relevant Underlying Funds. This waiver is voluntary and may be terminated or modified by the Manager at any time without notice.

AST Advanced Strategies Portfolio
The Manager has contractually agreed to waive 0.0242% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees. In addition, the Manager has voluntarily agreed to waive the Portfolio's investment management fee to the extent Portfolio assets are invested in underlying portfolios to gain exposure to small-cap equity securities. This waiver is voluntary and may be modified or terminated by the Manager at any time without notice.

AST AllianzGI World Trends Portfolio
The Manager has contractually agreed to waive 0.047% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Balanced Asset Allocation Portfolio	The Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets of each Portfolio of the Trust managed as a fund of funds.*
AST BlackRock Global Strategies Portfolio
The Manager has contractually agreed to waive 0.0249% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio
The Manager has contractually agreed to waive 0.035% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio
The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2021
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed
0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

AST Bond Portfolio 2022
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed
0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

AST Bond Portfolio 2023
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed
0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

 50

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Bond Portfolio 2024
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed
0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

AST Bond Portfolio 2025
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed
0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

AST Bond Portfolio 2026
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed
0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

AST Bond Portfolio 2027
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed
0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

AST Bond Portfolio 2028
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed
0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

AST Bond Portfolio 2029
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed
0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

AST Bond Portfolio 2030
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed
0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

51

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Bond Portfolio 2031
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed
0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

AST Bond Portfolio 2032
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed
0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

AST Capital Growth Asset Allocation Portfolio	The Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets of each Portfolio of the Trust managed as a fund of funds.*
AST Clearbridge Dividend Growth Portfolio
The Manager has contractually agreed to waive 0.012% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Cohen & Steers Global Realty Portfolio
The Manager has contractually agreed to waive 0.051% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Emerging Markets Equity Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes
(such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed
1.30% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Fidelity Institutional AM® Quantitative Portfolio
The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio
The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees. The Manager has also contractually agreed to waive a portion of its investment management fee equal to the management fee of any acquired fund managed or subadvised by Goldman Sachs Asset Management, L.P.

AST Government Money Market Portfolio
In order to support the income yield, PGIM Investments has voluntarily agreed to limit the management fees of the Portfolio such that the 1-day annualized yield of the Portfolio (excluding capital gain or loss) does not fall below 0.00%. The waiver is voluntary and may be modified or terminated by PGIM Investments at any time without notice.

AST Hotchkis & Wiley Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.009% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio
The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed
0.990% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees. In addition, the Manager has voluntarily agreed to waive the Portfolio’s investment management fee to the extent Portfolio assets are invested in affiliated underlying portfolios. This waiver is voluntary and may be modified or terminated by the Manager at any time without notice.

 52

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST J.P. Morgan Global Thematic Portfolio
The Manager has voluntarily agreed to reimburse expenses and/or waive fees to the extent that the Portfolio’s “Acquired Fund Fees and
Expenses” exceed 0.23% of the Portfolio’s average daily net assets. For purposes of applying this voluntary expense cap, “Acquired
Fund Fees and Expenses” shall not include, and the Manager shall not reimburse expenses or waive fees with respect to taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees and extraordinary expenses incurred by the relevant underlying non-affiliated portfolios. This arrangement will be monitored and applied daily based upon the Portfolio’s then-current holdings of the underlying non-affiliated portfolios and the expense ratios of the relevant underlying non-affiliated portfolios as of its most recent fiscal year end.

AST J.P. Morgan Tactical Preservation Portfolio (formerly, AST J.P. Morgan Strategic Opportunities Portfolio)
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive, in all cases, of interest, brokerage, taxes
(such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other
Portfolio expenses, such as dividend and interest expense and broker charges on short sales) do not exceed 0.91% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Large-Cap Core Portfolio
The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2022. In addition, the
Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio so that the Portfolio’s investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed
0.810% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.060% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST MFS Global Equity Portfolio
The Manager has contractually agreed to waive 0.0067% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST MFS Growth Allocation Portfolio
The Manager has contractually agreed to waive 0.0045% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST MFS Growth Portfolio
The Manager has contractually agreed to waive 0.0185% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST MFS Large-Cap Value
The Manager has contractually agreed to waive 0.0045% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Mid-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.0047% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Mid-Cap Value Portfolio (formerly, AST Neuberger Berman/LSV Mid-Cap Value Portfolio)
The Manager has contractually agreed to waive 0.0051% of its investment management fee through June 30, 2022. In addition, the
Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive, in all cases, of interest, brokerage, taxes
(such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other
Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.00% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Preservation Asset Allocation Portfolio	The Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets of each Portfolio of the Trust managed as a fund of funds.*
AST Quantitative Modeling Portfolio	The Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets of each Portfolio of the Trust managed as a fund of funds.*
AST Small-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.004% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.0101% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Growth Opportunities Portfolio
The Manager has contractually agreed to waive 0.0104% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

53

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST T. Rowe Price Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.0373% of its investment management fee through June 30, 2022. In addition, the
Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2022. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.0128% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Natural Resources Portfolio
The Manager has contractually agreed to waive 0.0152% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Wellington Management Hedged Equity Portfolio
The Manager has contractually agreed to waive 0.055% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

* Fund of Fund Discounts: The Manager has agreed to a voluntary fee waiver arrangement that applies across each of the following portfolios: AST Academic Strategies Asset Allocation Portfolio (Fund of Fund sleeve), AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio (collectively, the Fund of Funds Portfolios). This voluntary fee waiver arrangement may be terminated by the Manager at any time. As described below, this voluntary fee waiver will be applied to the effective management fee rates and will be based upon the combined average daily net assets of the Fund of Funds Portfolios.
—Combined assets up to $10 billion: No fee reduction.
—Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.
—Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.
—Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.
—Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.
—Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.
—Combined assets between $105 million and $125 billion: 12.5% reduction to effective fee rate.
—Combined assets above $125 billion: 15.0% reduction to effective fee rate.
SUBADVISERS. The Manager has entered into subadvisory agreements with each of the subadvisers named in the table appearing below. The subadvisory agreements provide that the subadvisers will furnish investment advisory services in connection with the management of each Portfolio. In connection therewith, each subadviser is obligated to keep certain books and records of the Trust. Under each subadvisory agreement, each subadviser, subject to the supervision of the Manager, is responsible for managing the assets of a Portfolio in accordance with the Portfolio's investment objectives, investment program and policies. The subadvisers determine what securities and other instruments are purchased and sold for each Portfolio and are responsible for obtaining and evaluating financial data relevant to the Portfolio. The Manager continues to have the ultimate responsibility for all investment advisory services pursuant to the Management Agreement and supervise the subadvisers' performance of such services.
Pursuant to each subadvisory agreement, the Manager pays each subadviser a fee. The tables below set forth the current fee rates and fees paid by the Manager to each subadviser for the three most recent fiscal years. The fee rates represent the fees as a percentage of average daily net assets.
As discussed in the Prospectus, the Manager employs each subadviser under a “manager of managers” structure that allows the Manager to replace the subadvisers or amend a subadvisory agreement without seeking shareholder approval. The Manager is authorized to select (with approval of the Board's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser's agreement should be renewed, terminated or modified. It is possible that the Manager will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. The Manager is also responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Portfolio's assets, and the Manager can change the allocations without Board or shareholder approval. The Manager will review the allocations periodically and may adjust them without prior notice. The annual update to the Trust's prospectus will reflect these adjustments. Shareholders will be notified of any new subadvisers or materially amended subadvisory agreements.
Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser(s)	Fee Rate*
AST Academic Strategies Asset Allocation Portfolio	Pacific Investment Management Company LLC (PIMCO)	0.25% of average daily net assets (Applies to Inflation-Indexed Securities investment category)
	PIMCO	0.25% of average daily net assets (Applies to International Fixed income (Hedged) investment category)
	Western Asset Management Company, LLC—Western Asset Management Company Limited	0.40% of average daily net assets to $100 million; 0.20% of average daily net assets over $100 million (Applies to Emerging Markets Fixed Income investment category)

 54

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser(s)	Fee Rate*
	Western Asset Management Company, LLC—Western Asset Management Company Limited	0.60% of average daily net assets to $100 million; 0.40% of average daily net assets over $100 million (Applies to Macro Opportunities investment category)
	QMA LLC (QMA)	0.075% of average daily net assets of entire Portfolio (Applies only to overall asset allocation and direct management of Overlay investment strategy)
	QMA	1.00% of average daily net assets attributable to Long/Short Market Neutral investment category
	Jennison Associates LLC (Jennison)	0.60% of average daily net assets to $100 million; 0.55% of average daily net assets over $100 million (Applies only to assets attributable to Global Infrastructure investment category)
CoreCommodity Management, LLC
0.60% of average daily net assets to $750 million;
0.55% of average daily net assets from $750 million to $1 billion;
0.50% of average daily net assets over $1 billion
(Applies only to assets attributable to Commodities investment category)

	Morgan Stanley Investment Management Inc. (Morgan Stanley)	0.55% of average daily net assets to $50 million; 0.525% of average daily net assets over $50 million to $200 million; 0.50% of average daily net assets over $200 million.
	AlphaSimplex Group, LLC	0.80% of average daily net assets to $100 million; 0.65% of average daily net assets over $100 million
	First Quadrant, L.P.	0.65% of average daily net assets to $100 million; 0.55% of average daily net assets from $100 million to $200 million; 0.50% of average daily net assets over $200 million
	AQR Capital Management, LLC (AQR)	0.80% of average daily net assets
AST Advanced Strategies Portfolio	Brown Advisory, LLC
0.30% of average daily net assets to $500 million;
0.25% of average daily net assets over $500 million to $1 billion;
0.20% of average daily net assets over $1 billion
(domestic large cap growth category)

	Loomis Sayles & Company, L.P. (Loomis Sayles)	0.25% of average daily net assets (domestic large cap growth category)
T. Rowe Price Associates, Inc.
Sleeve average daily net assets up to $100 million:
0.475% of average daily net assets to $50 million;
0.425% of average daily net assets over $50 million to $100 million
When Sleeve average daily net assets exceed $100 million:
0.375% of average daily net assets
When Sleeve average daily net assets exceed $200 million:
0.325% of average daily net assets
When Sleeve average daily net assets exceed $500 million:
0.30% on all assets to $500 million;
0.275% of average daily net assets over $500 million
When Sleeve average daily net assets exceed $1 billion:
0.275% of average daily net assets
When Sleeve average daily net assets exceed $1.5 billion:
0.25% of average daily net assets
When Sleeve average daily net assets exceed $2 billion:
0.245% of average daily net assets
When Sleeve average daily net assets exceed $3 billion:
0.24% of average daily net assets
When Sleeve average daily net assets exceed $4 billion:
0.23% of average daily net assets
When Sleeve average daily net assets exceed $5.5 billion:
0.225% of average daily net assets
When Sleeve average daily net assets exceed $7.5 billion:
0.22% of average daily net assets

	William Blair Investment Management, LLC (William Blair)	0.30% of average daily net assets to $500 million; 0.25% of average daily net assets over $500 million to $1 billion; 0.20% of average daily net assets over $1 billion (international growth category)

55

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser(s)	Fee Rate*
LSV Asset Management (LSV)
Under $2 billion
0.45% of average daily net assets to $150 million;
0.425% of average daily net assets over $150 million to $300 million;
0.40% of average daily net assets over $300 million to $450 million;
0.375% of average daily net assets over $450 million to $750 million;
0.35% of average daily net assets over $750 million
Over $2 billion
0.35% on all assets
(international value category)

	PIMCO	0.25% of average daily net assets (hedged international bond category)
	PIMCO	0.49% of average daily net assets (Advanced Strategies I)
	QMA	0.25% of the average daily net assets attributable to the Advanced Strategies II investment strategy
	QMA	0.025% of the average daily net assets of the entire Portfolio (Applies only to Additional Services)
PGIM Fixed Income †
0.20% of sleeve average daily net assets to $500 million;
0.18% of sleeve average daily net assets from $500 million to $2 billion;
0.16% of sleeve average daily net assets over $2 billion
(US fixed income category)

	PGIM Fixed Income	0.025% of the average daily net assets of the entire Portfolio (Applies only to Additional Services)
	Jennison	0.025% of the average daily net assets of the entire Portfolio (Applies only to Additional Services)
AST AllianzGI World Trends Portfolio	Allianz Global Investors US LLC
0.33% of average daily net assets to $500 million;
0.28% of average daily net assets over $500 million to $1 billion;
0.24% of average daily net assets over $1 billion to $2.5 billion;
0.18% of average daily net assets over $2.5 billion

AST Balanced Asset Allocation Portfolio	QMA	0.15% of average daily net assets for “management services” for the liquidity sleeve of the Portfolio and 0.04% of average daily net assets for “additional services”
AST BlackRock Global Strategies Portfolio	BlackRock Financial Management, Inc. (BlackRock Financial); BlackRock International Limited (BlackRock International)
0.35% of average daily net assets to $1 billion;
0.33% of average daily net assets over $1 billion to $2.5 billion;
0.30% of average daily net assets over $2.5 billion to $4.5 billion;
0.29% of average daily net assets over $4.5 billion to $6.5 billion;
0.22% of average daily net assets over $6.5 billion

AST BlackRock/Loomis Sayles Bond Portfolio	BlackRock Financial; BlackRock International; BlackRock (Singapore) Limited (BlackRock Singapore)
0.22% of average daily net assets to $500 million;
0.20% of average daily net assets over $500 million to $1 billion;
0.18% of average daily net assets over $1 billion to $1.5 billion;
0.14% of average daily net assets over $1.5 billion

Loomis Sayles
0.23% of average daily net assets to $100 million;
0.18% of average daily net assets over $100 million to $500 million;
0.17% of average daily net assets over $500 million to $3.3 billion;
0.15% of average daily net assets over $3.3 billion

AST BlackRock Low Duration Bond Portfolio	BlackRock Financial; BlackRock International; BlackRock Singapore	0.20% of average daily net assets to $250 million; 0.15% of average daily net assets over $250 million
AST Bond Portfolio 2021	PGIM Fixed Income; PGIM Limited	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2022	PGIM Fixed Income; PGIM Limited	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2023	PGIM Fixed Income; PGIM Limited	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion

 56

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser(s)	Fee Rate*
AST Bond Portfolio 2024	PGIM Fixed Income; PGIM Limited	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2025	PGIM Fixed Income; PGIM Limited	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2026	PGIM Fixed Income; PGIM Limited	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2027	PGIM Fixed Income; PGIM Limited	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2028	PGIM Fixed Income; PGIM Limited	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2029	PGIM Fixed Income; PGIM Limited	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2030	PGIM Fixed Income; PGIM Limited	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2031	PGIM Fixed Income; PGIM Limited	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2032	PGIM Fixed Income; PGIM Limited	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST Capital Growth Asset Allocation Portfolio	QMA	0.15% of average daily net assets for “management services” for the liquidity sleeve of the Portfolio and 0.04% of average daily net assets for “additional services”
AST ClearBridge Dividend Growth Portfolio	ClearBridge Investments, LLC	0.25% of average daily net assets to $250 million; 0.20% of average daily net assets over $250 million to $500 million; 0.18% of average daily net assets over $500 million
AST Cohen & Steers Global Realty Portfolio	Cohen & Steers Capital Management, Inc.; Cohen & Steers Asia Limited; Cohen & Steers UK Limited	0.35% of average daily net assets to $150 million; 0.30% of average daily net assets over $150 million
AST Cohen & Steers Realty Portfolio	Cohen & Steers Capital Management, Inc.	0.30% of average daily net assets to $350 million; 0.25% of average daily net assets over $350 million
AST Emerging Markets Equity Portfolio	AQR	0.50% of average daily net assets to $250 million; 0.45% of average daily net assets next $250 million; 0.40% of average daily net assets over $500 million.
	J.P. Morgan Investment Management, Inc. (JPMorgan)	0.48% of average daily net assets to $200 million; 0.45% of average daily net assets next $300 million; 0.40% of average daily net assets over $500 million.
Martin Currie Inc.
0.50% of average daily net assets to $150 million;
0.40% of average daily net assets next $150 million;
0.35% of average daily net assets next $150 million;
0.30% of average daily net assets over $450 million.

AST Fidelity Institutional AM® Quantitative Portfolio	FIAM LLC
0.23% of average daily net assets to $1 billion;
0.20% of average daily net assets over $1 billion to $3 billion;
0.18% of average daily net assets over $3 billion to $5 billion;
0.15% of average daily net assets over $5 billion

AST Goldman Sachs Small-Cap Value Portfolio	GSAM	0.50% of average daily net assets

57

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser(s)	Fee Rate*
AST Government Money Market Portfolio	PGIM Fixed Income
0.06% of average daily net assets to $500 million;
0.05% of average daily net assets over $500 million to $1 billion;
0.03% of average daily net assets over $1 billion to $2.5 billion;
0.02% of average daily net assets over $2.5 billion

AST High Yield Portfolio	JPMorgan	Sleeve average daily net assets up to $1 billion: 0.27% of average daily net assets When Sleeve average daily net assets exceed $1 billion: 0.25% on all assets
	PGIM Fixed Income†	0.25% of average daily net assets
AST Hotchkis & Wiley Large-Cap Value Portfolio	Hotchkis and Wiley Capital Management, LLC	0.30% of average daily net assets to $1.5 billion; 0.25% of average daily net assets over $1.5 billion
AST International Growth Portfolio	William Blair	0.30% of average daily net assets to $500 million; 0.25% of average daily net assets over $500 million to $1 billion; 0.20% of average daily net assets over $1 billion
	Neuberger Berman Investment Advisers LLC (Neuberger Berman)	0.350% of average daily net assets to $500 million; 0.300% of average daily net assets over $500 million to $1.5 billion; 0.275% of average daily net assets over $1.5 billion
	Jennison	0.375% of average daily net assets to $500 million; 0.325% of average daily net assets from $500 million to $1 billion; 0.30% of average daily net assets over $1 billion
AST International Value Portfolio	LSV
Under $2 billion
0.45% of average daily net assets to $150 million;
0.425% of average daily net assets over $150 million to $300 million;
0.40% of average daily net assets over $300 million to $450 million;
0.375% of average daily net assets over $450 million to $750 million;
0.35% of average daily net assets over $750 million
Over $2 billion
0.35% on all assets

	Lazard Asset Management LLC	0.35% of average daily net assets on first $300 million; 0.30% of average daily net assets over $300 million
AST Investment Grade Bond Portfolio	PGIM Fixed Income; PGIM Limited	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST J.P. Morgan Global Thematic Portfolio	JPMorgan	0.35% of average daily net assets to $600 million; 0.32% of average daily net assets over $600 million
AST J.P. Morgan International Equity Portfolio	JPMorgan	0.35% of average daily net assets to $250 million; 0.33% of average daily net assets over $250 million but not exceeding $500 million; 0.30% of average daily net assets over $500 million
AST J.P. Morgan Tactical Preservation Portfolio (formerly, AST J.P. Morgan Strategic Opportunities Portfolio)	JPMorgan	0.35% of average daily net assets to $600 million; 0.32% of average daily net assets on the next $1.3 billion; 0.20% of average daily net assets over $1.9 billion
AST Jennison Large-Cap Growth Portfolio	Jennison	0.30% of average daily net assets to $1 billion; 0.25% of average daily net assets from $1 billion to $1.5 billion; 0.20% of average daily net assets over $1.5 billion
AST Large-Cap Core Portfolio	QMA	0.15% of average daily net assets to $1.5 billion; 0.14% of average daily net assets over $1.5 billion
	JPMorgan	0.20% of average daily net assets to $500 million; 0.18% of average daily net assets on the next $500 million; 0.17% of average daily net assets over $1 billion

 58

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser(s)	Fee Rate*
	Massachusetts Financial Services Company (MFS)	0.21% of average daily net assets to $500 million; 0.195% of average daily net assets on the next $500 million; 0.185% of average daily net assets over $1 billion
AST Loomis Sayles Large-Cap Growth Portfolio	Loomis Sayles	0.25% of average daily net assets
AST MFS Global Equity Portfolio	MFS	0.425% of average daily net assets
AST MFS Growth Allocation Portfolio	MFS	0.29% of average daily net assets to $750 million; 0.285% of average daily net assets over $750 million to $2 billion; 0.28% of average daily net assets over $2 billion
AST MFS Growth Portfolio	MFS	0.30% of average daily net assets up to $500 million; 0.285% of the next $500 million; 0.270% of the next $500 million; 0.225% of combined average daily net assets over $1.5 billion
AST MFS Large-Cap Value Portfolio	MFS	0.35% of average daily net assets to $100 million; 0.30% of average daily net assets over $100 million to $500 million; 0.275% of average daily net assets over $500 million
AST Mid-Cap Growth Portfolio	MFS	0.30% of average daily net assets to $1 billion; 0.275% of average daily net assets over $1 billion
	Victory Capital Management Inc. (Victory Capital)	0.28% of average daily net assets to $300 million; 0.25% of average daily net assets over $300 million to $600 million; 0.23% of average daily net assets over $600 million
AST Mid-Cap Value Portfolio (formerly, AST Neuberger Berman/LSV Mid-Cap Value Portfolio)	MFS
0.40% of average daily net assets on the first $250 million;
0.375% of average daily net assets on the next $250 million;
0.35% of average daily net assets on the next $500 million
0.32% of average daily net assets over $1 billion

Victory Capital
0.40% of average daily net assets on the first $200 million;
0.35% of average daily net assets on the next $250 million;
0.30% of average daily net assets on the next $250 million;
0.25% of average daily net assets over $700 million

	Wellington Management Company LLP	0.35% of average daily net assets on the first $100 million; 0.30% of average daily net assets on the next $100 million; 0.25% of average daily net assets over $200 million
AST Multi-Sector Fixed Income Portfolio	PGIM Fixed Income; PGIM Limited	0.15% of average daily net assets to $500 million; 0.14% of average daily net assets over $500 million to $2 billion; 0.12% of average daily net assets over $2 billion
AST Preservation Asset Allocation Portfolio	QMA	0.15% of average daily net assets for “management services” for the liquidity sleeve of the Portfolio and 0.04% of average daily net assets for “additional services”
AST Prudential Core Bond Portfolio	PGIM Fixed Income †	0.15% of average daily net assets to $500 million; 0.14% of average daily net assets over $500 million to $1 billion; 0.12% of average daily net assets over $1 billion
AST Prudential Growth Allocation Portfolio	QMA
For Asset Allocation Services:
0.04% of average daily net assets
For Quantitative Equity Management:
0.30% of average daily net assets to $1 billion;
0.25% of average daily net assets on next $5 billion;
0.225% of average daily net assets over $6 billion

	PGIM Fixed Income†	0.17% of average daily net assets to $750 million; 0.16% of the next $750 million of average daily net assets; 0.14% of average daily over $1.5 billion

59

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser(s)	Fee Rate*
Jennison
0.35% of average daily net assets to $100 million;
0.30% of the next $100 million of average daily net assets;
0.275% of the next $300 million of average daily net assets;
0.25% of the next $2.5 billion of average daily net assets;
0.23% of average daily net assets over $3 billion

	PGIM Real Estate	0.38% of average daily net assets
AST QMA US Equity Alpha Portfolio	QMA	0.45% of average daily net assets to $250 million; 0.40% of average daily net assets over $250 million
AST Quantitative Modeling Portfolio	QMA	0.06% of average daily net assets
AST Small-Cap Growth Portfolio	UBS Asset Management (Americas) Inc.	0.40% of average daily net assets
	Emerald Mutual Fund Advisers Trust	0.45% of average daily net assets to $100 million; 0.40% of average daily net assets over $100 million
AST Small-Cap Growth Opportunities Portfolio	Victory Capital
0.55% of average daily net assets to $100 million;
0.50% of average daily net assets over $100 million but not exceeding $200 million;
0.45% of average daily net assets over $200 million but not exceeding $250 million;
0.40% of average daily net assets over $250 million but not exceeding $300 million;
0.35% of average daily net assets over $300 million

	Wellington Management Company LLP (Wellington Management)	0.46% of average daily net assets
AST Small-Cap Value Portfolio	JPMorgan	0.40% of average daily net assets
	LMCG Investments, LLC	0.40% of average daily net assets
AST T. Rowe Price Asset Allocation Portfolio	T. Rowe Price Associates, Inc.
0.50% of average daily net assets to $25 million;
0.35% of average daily net assets over $25 million to $50 million;
0.26% of average daily net assets over $50 million to $10 billion;
0.25% of average daily net asset over $10 billion

AST T. Rowe Price Growth Opportunities Portfolio	T. Rowe Price Associates, Inc. T. Rowe Price International, Ltd. T. Rowe Price Hong Kong, Limited T. Rowe Price Japan, Inc.
0.35% of average daily net assets to $1 billion;
0.325% on next $1 billion of average daily net assets;
0.30% on next $1 billion of average daily net assets;
0.275% over $3 billion of average daily net assets

AST T. Rowe Price Large-Cap Growth Portfolio	T. Rowe Price Associates, Inc.
Portfolio average daily net assets up to $100 million:
0.500% of average daily net assets to $50 million;
0.400% of average daily net assets over $50 million
Portfolio average daily net assets over $100 million and up to $1 billion:
0.400% of average daily net assets on all assets up to $250 million;
0.375% of average daily net assets over $250 million to $500 million;
0.350% of average daily net assets over $500 million to $1 billion
When Portfolio average daily net assets exceed $1 billion:
0.300% of average daily net assets on all assets up to $3 billion;
0.275% of average daily net assets over $3 billion

 60

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser(s)	Fee Rate*
AST T. Rowe Price Large-Cap Value Portfolio	T. Rowe Price Associates, Inc.
Sleeve average daily net assets up to $100 million:
0.475% of average daily net assets to $50 million;
0.425% of average daily net assets over $50 million to $100 million
When Sleeve average daily net assets exceed $100 million:
0.375% of average daily net assets
When Sleeve average daily net assets exceed $200 million:
0.325% of average daily net assets
When Sleeve average daily net assets exceed $500 million:
0.30% on all assets to $500 million;
0.275% of average daily net assets over $500 million
When Sleeve average daily net assets exceed $1 billion:
0.275% of average daily net assets
When Sleeve average daily net assets exceed $1.5 billion:
0.25% of average daily net assets
When Sleeve average daily net assets exceed $2.0 billion:
0.245% of average daily net assets
When Sleeve average daily net assets exceed $3 billion:
0.24% of average daily net assets
When Sleeve average daily net assets exceed $4 billion:
0.23% of average daily net assets
When Sleeve average daily net assets exceed $5.5 billion:
0.225% of average daily net assets
When Sleeve average daily net assets exceed $7.5 billion:
0.22% of average daily net assets

AST T. Rowe Price Natural Resources Portfolio	T. Rowe Price Associates, Inc.
0.60% of average daily net assets to $20 million;
0.50% of average daily net assets over $20 million to $50 million;
— provided, however, average daily net assets exceed $50 million, 0.50% on all assets without reference to the breakpoint schedule set forth above

AST Wellington Management Hedged Equity Portfolio	Wellington Management
0.375% of average daily net assets to $500 million;
0.35% of average daily net assets over $500 million to $1 billion;
0.325% of average daily net assets over $1 billion to $2 billion;
0.30% of average daily net assets over $2 billion

AST Western Asset Core Plus Bond Portfolio	Western Asset Management Company, LLC—Western Asset Management Company Limited	0.225% of average daily net assets on the first $300 million; 0.150% of average daily net assets to $2 billion; 0.100% of average daily net assets over $2 billion
AST Western Asset Emerging Markets Debt Portfolio	Western Asset Management Company, LLC—Western Asset Management Company Limited	0.40% of average daily net assets to $100 million; 0.20% of average daily net assets over $100 million
† PGIM Limited, an indirect wholly-owned subsidiary of PGIM, serves as a sub-subadviser to the Portfolio pursuant to a sub-subadvisory agreement with PGIM. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. The fee for PGIM Limited’s services is paid by PGIM, not the Portfolio or the Manager.
Aggregation Notes to Subadviser Fee Rate Table:
* For purposes of calculating the fee payable to certain subadvisers, the assets managed by the subadviser will be aggregated with one or more other Portfolios. Each aggregation arrangement is set out below:
BlackRock Financial and BlackRock International: For purposes of calculating the subadvisory fee, the assets managed by BlackRock International in the AST BlackRock Global Strategies Portfolio will be aggregated with the assets managed by BlackRock Financial in the AST BlackRock Global Strategies Portfolio. The subadvisory fee will be paid to BlackRock Financial.
BlackRock Financial, BlackRock International and BlackRock Singapore: For purposes of calculating the subadvisory fee, the assets managed by BlackRock International and BlackRock Singapore in the AST BlackRock Low Duration Bond Portfolio will be aggregated with the assets managed by BlackRock Financial in the AST BlackRock Low Duration Bond Portfolio. The subadvisory fee will be paid to BlackRock Financial.
BlackRock Financial, BlackRock International and BlackRock Singapore: For purposes of calculating the subadvisory fee, the assets managed by BlackRock International and BlackRock Singapore in the AST BlackRock/Loomis Sayles Bond Portfolio will be aggregated with the assets managed by BlackRock Financial in the AST BlackRock/Loomis Sayles Bond Portfolio. The subadvisory fee will be paid to BlackRock Financial.
Brown Advisory, LLC (Brown): For purposes of calculating the subadvisory fee payable to Brown, the assets managed by Brown in the following will be aggregated: (i) AST Advanced Strategies Portfolio; (ii) the Prudential Series Fund (PSF) PSF Global Portfolio; (iii) other future large-cap growth accounts under which Brown provides substantially similar advisory or subadvisory services and which PGIM Investments and/or ASTIS, as applicable, mutually agree in writing, may be included in determining the level of average daily net assets for purposes of the fee calculation.
Jennison Associates LLC (Jennison): For purposes of calculating the subadvisory fee payable to Jennison, the assets managed by Jennison in the AST International Growth Portfolio of the Advanced Series Trust will be aggregated with the assets managed by Jennison in the SP International Growth Portfolio of The Prudential Series Fund and any other portfolio subadvised by Jennison on behalf of PGIM Investments or ASTIS pursuant to substantially the same investment strategy.
In addition, for purposes of calculating the subadvisory fee payable to Jennison, the assets managed by Jennison in the AST Academic Strategies Asset Allocation Portfolio will be aggregated with the assets of any other portfolio subadvised by Jennison on behalf of PGIM Investments or ASTIS pursuant to substantially the same investment strategy.
LSV: For purposes of calculating the advisory fee payable to LSV, the assets managed by LSV in the AST International Value Portfolio of the Trust will be aggregated with the assets managed by LSV in: (i) the AST Advanced Strategies Portfolio of Advanced Series Trust; (ii) the PSF Global Portfolio of PSF; (iii) and any other portfolio subadvised by LSV on behalf of AST and/or PGIM Investments pursuant to substantially the same investment strategy.

61

Lazard: For purposes of the subadvisory fee calculation, the assets managed by Lazard in the AST International Value Portfolio will be aggregated with: assets in any other retail and insurance funds/portfolios that are subadvised by Lazard, managed by PGIM Investments and/or ASTIS, and have substantially the same international investment strategy ; and assets of certain insurance company separate accounts managed by Lazard for the Retirement business of Prudential and its affiliates according to Lazard’s international equity and international equity select strategies.
PGIM Fixed Income; PGIM Limited: The assets of the AST Government Money Market Portfolio and the assets of thePSF PGIMGovernment Money Market Portfolio of PSF will be aggregated.
The combined average daily net assets of the AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028 , AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031, AST Bond Portfolio 2032 and the AST Investment Grade Bond Portfolio will include the assets of future portfolios of the Trust that are subadvised by PGIM Fixed Income pursuant to target maturity or constant duration investment strategies that are used in connection with non-discretionary asset transfers under certain living benefit programs.
The assets managed by PGIM Fixed Income in the AST Multi-Sector Fixed Income Portfolio will be aggregated with the assets managed by PGIM Fixed Income in the AST Prudential Corporate Bond Portfolio for purposes of calculating the subadvisory fee payable to PGIM Fixed Income for these Portfolios.
T. Rowe Price Associates, Inc. (T. Rowe Price): For purposes of calculating the subadvisory fee payable to T. Rowe Price, the large cap value strategy assets managed by T. Rowe Price will be aggregated with the large cap value strategy assets managed by T. Rowe Price for all other Prudential entities, including the assets of certain insurance company separate accounts managed by T. Rowe Price for the Retirement business of Prudential and its affiliates.
Western Asset Management Company, LLC (Western Asset) and Western Asset Management Company Limited (WAML): For purposes of calculating the subadvisory fee payable to Western Asset with respect to the AST Western Asset Core Plus Bond Portfolio, the assets managed by Western Asset in the AST Western Asset Core Plus Bond Portfolio will be aggregated with the assets managed by WAML in the AST Western Asset Core Plus Bond Portfolio. For purposes of calculating the subadvisory fee payable to WAML with respect to the AST Western Asset Core Plus Bond Portfolio, the assets managed by WAML in the AST Western Asset Core Plus Bond Portfolio will be aggregated with the assets managed by Western Asset in the AST Western Asset Core Plus Bond Portfolio. For purposes of calculating the subadvisory fee payable to Western Asset with respect to the AST Western Asset Emerging Markets Debt Portfolio, the assets managed by Western Asset in the AST Western Asset Emerging Markets Debt Portfolio will be aggregated with the assets managed by WAML in the AST Western Asset Emerging Markets Debt Portfolio. For purposes of calculating the subadvisory fee payable to WAML with respect to the AST Western Asset Emerging Markets Debt Portfolio, the assets managed by WAML in the AST Western Asset Emerging Markets Debt Portfolio will be aggregated with the assets managed by Western Asset in the AST Western Asset Emerging Markets Debt Portfolio. The assets of the AST Western Asset Core Plus Bond Portfolio are aggregated with the assets of certain insurance company separate accounts managed by Western Asset, WAML or their affiliates for the Retirement business of Prudential and its affiliates (Other Accounts) to determine the fees payable to Western Asset, WAML or their affiliates for the Other Accounts.  The assets of the Other Accounts are not aggregated with the assets of the AST Western Asset Core Plus Bond Portfolio to determine the fees paid to Western Asset and WAML for the AST Western Asset Core Plus Bond Portfolio.
William Blair: The assets in the Advanced Strategies Portfolio will be aggregated with the assets managed by William Blair in the Global Portfolio of the Prudential Series Fund (PSF), in the PSF International Growth Portfolio of PSF, the AST International Growth Portfolio and in any other portfolio subadvised by William Blair on behalf of the Manager, pursuant to substantially the same investment strategy.
Notes to Subadviser Fee Rate Table:
GSAM: GSAM has agreed to a voluntary subadvisory fee waiver arrangement that will apply across each of the portfolios or sleeves of portfolios subadvised by GSAM that are managed by the Manager. The waiver is based on the following percentages based on the combined average daily net assets of each of the portfolios or sleeves of portfolios subadvised by GSAM:
—Combined assets up to $1 billion: 2.5% fee reduction
—Combined assets between $1 billion and $2.5 billion: 5.0% fee reduction
—Combined assets between $2.5 billion and $5.0 billion: 7.5% fee reduction
—Combined assets above $5.0 billion: 10.0% fee reduction
MFS: MFS has agreed to a voluntary subadvisory fee waiver arrangement that applies across each of the following portfolios or sleeves of portfolios managed by MFS:
- AST Large-Cap Core Portfolio (sleeve managed by MFS)
- AST MFS Global Equity Portfolio
- AST MFS Growth Allocation Portfolio
- AST MFS Growth Portfolio
- AST MFS Large-Cap Value Portfolio
- AST Mid-Cap Growth Portfolio (sleeve managed by MFS)
- AST Mid-Cap Value Portfolio (sleeve managed by MFS)

MFS has agreed to voluntarily reduce the monthly subadvisory fees paid by ASTIS and/or PGIM Investments to MFS for each portfolio listed above (or the sleeve thereof subadvised by MFS) by the following percentages and with respect to the subadvisory fees otherwise payable on the incremental assets of the combined average daily net assets of the portfolios (or the sleeve thereof subadvised by MFS) that fall into the tiers listed below during any calendar month. To the extent the fee waiver is triggered for any particular calendar month, the resulting incremental discount will be applied pro rata across each of the portfolios (or the portion thereof subadvised by MFS).
Combined Average Daily Net Assets	Percentage Fee Waiver
First $5 billion	No Fee Reduction
Over $5 million and up to $7.5 billion	5% Fee Reduction
Over $7.5 million and up to $10 billion	7.5% Fee Reduction
Over $10 million and up to $20 billion	10% Fee Reduction
Over $20 billion and to $30 billion	15% Fee Reduction
Over $30 billion	20% Fee Reduction
Neuberger Berman: Neuberger Berman has agreed to a voluntary subadvisory fee waiver arrangement that will apply across each of the portfolios or sleeves of portfolios managed by Neuberger Berman (AST International Growth Portfolio and the PSF International Growth Portfolio (collectively, the Neuberger Berman Portfolios). This voluntary fee waiver arrangement may be terminated by Neuberger Berman at any time. As described below, this voluntary group fee waiver will be applied to the effective subadvisory fees paid by ASTIS and/or PGIM Investments to Neuberger Berman and will be based upon the combined average daily net assets of the Neuberger Berman Portfolios. The investment management fees paid by each Neuberger Berman Portfolio will remain unchanged.
—Combined assets up to $750 million: No fee reduction.
—Combined assets between $750 million and $1.5 billion: 5% reduction to effective subadvisory fee.
—Combined assets between $1.5 billion and $3 billion: 7.5% reduction to effective subadvisory fee.
—Combined assets above $3 billion: 10% reduction to effective subadvisory fee.

 62

QMA: The Manager will pay QMA a fee for providing additional advisory services to the AST Academic Strategies Asset Allocation Portfolio and the AST Advanced Strategies Portfolio, including but not limited to asset allocation advice (Additional Services).
In addition, QMA has agreed to a voluntary subadvisory fee waiver agreement (the QMA Waiver) that applies to the following AST Portfolios subadvised by QMA: AST Academic Strategies Asset Allocation Portfolio (market neutral sleeve), AST Prudential Flexible Multi-Strategy Portfolio (130/30 sleeve and market neutral sleeve), AST Prudential Growth Allocation Portfolio (QMA sleeve), AST QMA International Core Equity Portfolio, AST Large-Cap Core Portfolio (QMA sleeve) and AST QMA US Equity Alpha Portfolio (the Six Portfolios).
The QMA Waiver discounts QMA’s combined annualized subadvisory fees that it receives with respect to the assets it manages in the Six Portfolios. The size of the fee discount varies depending on the amount of such combined annual subadvisory fees.
Combined Annualized Subadviser Fees Received	Percentage Fee Waiver
Up to $5 million	0% Fee Reduction
$5 million to $7.5 million	2.5% Fee Reduction
$7.5 million to $10 million	5% Fee Reduction
$10 million to $12.5 million	7.5% Fee Reduction
$12.5 million to $15 million	12.5% Fee Reduction
Over $15 million	15% Fee Reduction
T. Rowe Price: T. Rowe Price has agreed to a voluntary subadvisory fee waiver arrangement for the following Portfolios:
—Advanced Series Trust AST Advanced Strategies Portfolio
—Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio
—Advanced Series Trust AST T. Rowe Price Corporate Bond Portfolio
—Advanced Series Trust AST T. Rowe Price Diversified Real Growth Portfolio
—Advanced Series Trust AST T. Rowe Price Growth Opportunities Portfolio
—Advanced Series Trust AST T. Rowe Price Large-Cap Growth Portfolio
—Advanced Series Trust AST T. Rowe Price Large-Cap Value Portfolio
—Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio
—The Prudential Series Fund Global Portfolio
T. Rowe Price has agreed to reduce the monthly subadvisory fee for each Portfolio listed above (or the portion thereof subadvised by T. Rowe Price) by the following percentages based on the combined average daily net assets of the Portfolios listed above (or the portion thereof subadvised by T. Rowe Price) and the assets of certain insurance company separate accounts managed by T. Rowe Price for the Retirement business of Prudential and its affiliates (the “other accounts”):
Combined Average Daily Net Assets up to $20 billion:
—2.5% fee reduction on combined assets up to $1 billion
—5.0% fee reduction on combined assets on the next $1.5 billion
—7.5% fee reduction on combined assets on the next $2.5 billion
—10.0% fee reduction on combined assets on the next $5.0 billion
—12.5% fee reduction on combined assets above $10.0 billion
Combined Average Daily Net Assets above $20 billion:
—12.5% fee reduction on combined assets up to $20 billion
—15.0% fee reduction on combined assets on the next $10 billion
—17.5% fee reduction on combined assets over $30 billion
Subadvisory Fees Paid by PGIM Investments
Portfolio	Subadviser	2020	2019	2018
AST Academic Strategies Portfolio	PIMCO (Applies to Inflation-Indexed Securities assets only)	$440,083	$546,436	$680,322
	PIMCO (Applies to International Fixed income (Hedged) assets only)	$712,474	798,871	835,554
	Western Asset Management Company, LLC—Western Asset Management Company Ltd. (Applies to Emerging Markets Fixed Income assets only)	$488,523	496,853	466,534
	Western Asset Management Company, LLC—Western Asset Management Company Ltd. (Applies to Macro Opportunities sleeve assets only)	$708,091	762,734	806,819
	Morgan Stanley Investment Management, Inc.	$479,766	549,330	572,678
	CoreCommodity Management, LLC	$291,618	330,501	418,180
	QMA (For overall asset allocation and direct management of Overlay investment strategy)	$2,943,759	3,381,687	3,802,461
	QMA (Fee applies only to assets attributable to Long/Short Market Neutral investment category)	$685,665	852,935	878,492
	Jennison	$1,336,499	1,561,528	1,701,146
	AlphaSimplex Group	$464,583	540,320	593,699
	First Quadrant, L.P. (Currency Segment only)	$825,520	920,759	992,879
	AQR Capital Management, LLC	$680,407	778,890	907,822

63

Subadvisory Fees Paid by PGIM Investments
Portfolio	Subadviser	2020	2019	2018
AST Advanced Strategies Portfolio	Brown Advisory, LLC	$1,364,422	1,519,594	1,619,796
	T. Rowe Price Associates, Inc.	$2,382,532	2,951,649	3,432,084
	William Blair	$1,624,209	1,795,098	1,857,748
	Loomis, Sayles & Company, L.P.	$1,832,845	2,046,825	2,185,494
	LSV	$2,329,268	2,639,096	2,822,778
	QMA	$5,308,668	5,215,967	5,536,345
	PGIM Fixed Income (US Fixed Income Sleeve)**	$1,794,897	1,943,494	1,910,481
	PIMCO (Hedged International Bond Sleeve)	$2,263,836	2,610,905	2,701,362
	PIMCO (Advanced Strategies I)	$3,374,660	3,528,434	3,509,252
AST AllianzGI World Trends Portfolio	Allianz Global Investors US LLC	$10,784,764	11,879,342	14,280,604
AST Balanced Asset Allocation Portfolio	QMA	$5,614,237	5,466,929	5,629,824
AST BlackRock Global Strategies Portfolio	BlackRock Financial, BlackRock International	$7,637,341	9,376,833	9,490,732
AST BlackRock/Loomis Sayles Bond Portfolio	BlackRock Financial, BlackRock International, BlackRock Singapore	$3,958,045	4,116,560	3,967,779
	Loomis Sayles	$2,629,934	2,721,497	2,615,325
AST BlackRock Low Duration Bond Portfolio	BlackRock Financial, BlackRock International, BlackRock Singapore	$886,902	906,447	1,113,179
AST Bond Portfolio 2021	PGIM Fixed Income; PGIM Limited	$149,809	98,206	127,728
AST Bond Portfolio 2022	PGIM Fixed Income; PGIM Limited	$55,408	72,119	93,992
AST Bond Portfolio 2023	PGIM Fixed Income; PGIM Limited	$37,396	43,910	46,510
AST Bond Portfolio 2024	PGIM Fixed Income; PGIM Limited	$33,101	67,138	111,431
AST Bond Portfolio 2025	PGIM Fixed Income; PGIM Limited	$36,234	87,642	90,418
AST Bond Portfolio 2026	PGIM Fixed Income; PGIM Limited	$117,978	190,965	285,921
AST Bond Portfolio 2027	PGIM Fixed Income; PGIM Limited	$84,396	192,518	334,808
AST Bond Portfolio 2028	PGIM Fixed Income; PGIM Limited	$8,225	47,059	90,372
AST Bond Portfolio 2029	PGIM Fixed Income; PGIM Limited	$13,538	43,834	9,520
AST Bond Portfolio 2030	PGIM Fixed Income; PGIM Limited	$270,532	24,804	N/A
AST Bond Portfolio 2031	PGIM Fixed Income; PGIM Limited	$91,320	N/A	N/A
AST Bond Portfolio 2032	PGIM Fixed Income; PGIM Limited	N/A	N/A	N/A
AST Capital Growth Asset Allocation Portfolio	QMA	$7,461,591	7,270,639	7,512,792
AST ClearBridge Dividend Growth Portfolio	ClearBridge Investments, LLC	$3,774,688	3,615,757	3,039,808
AST Cohen & Steers Global Realty Portfolio	PGIM Real Estate*	N/A	N/A	1,471,667
	Cohen & Steers Capital Management, Inc.	848,234	1,139,708	N/A
AST Cohen & Steers Realty Portfolio	Cohen & Steers Capital Management, Inc.	$1,430,951	1,675,208	1,665,481
AST Emerging Markets Equity Portfolio	Parametric*	$495,379	1,916,163	2,144,211
	AQR Capital Management, LLC	$636,262	N/A	N/A
	JPMorgan	$511,954	N/A	N/A
	Martin Currie Inc.	$622,579	N/A	N/A
AST Fidelity Institutional AM® Quantitative Portfolio	FIAM LLC	$8,484,467	9,268,259	10,253,425

 64

Subadvisory Fees Paid by PGIM Investments
Portfolio	Subadviser	2020	2019	2018
AST Goldman Sachs Small-Cap Value Portfolio	GSAM	$3,470,560	4,277,501	4,538,535
AST Government Money Market Portfolio	PGIM Fixed Income	$412,908	358,892	365,546
AST High Yield Portfolio	JPMorgan	$611,456	644,086	869,239
	PGIM Fixed Income**	$948,453	1,083,482	1,373,565
AST Hotchkis & Wiley Large-Cap Value Portfolio	Hotchkis and Wiley Capital Management, LLC	$3,913,321	4,759,163	5,568,073
AST International Growth Portfolio	William Blair	$1,669,431	1,762,990	2,006,768
	Neuberger Berman Investment Advisers LLC	$2,144,355	2,354,969	2,823,463
	Jennison	$2,294,080	2,345,161	2,741,426
AST International Value Portfolio	LSV	$3,313,936	3,862,796	4,689,347
	Lazard	$2,135,004	2,347,838	2,492,424
AST Investment Grade Bond Portfolio	PGIM Fixed Income PGIM Limited	$8,300,582	5,528,985	4,817,020
AST J.P. Morgan Global Thematic Portfolio	JPMorgan	$9,436,379	10,245,818	10,642,769
AST J.P. Morgan International Equity Portfolio	JPMorgan	$1,354,108	1,443,973	1,522,553
AST J.P. Morgan Tactical Preservation Portfolio (formerly, AST J.P. Morgan Strategic Opportunities Portfolio)	JPMorgan	$8,240,202	8,981,980	9,502,516
AST Jennison Large-Cap Growth Portfolio	Jennison	$3,958,277	3,368,340	3,475,917
AST Large-Cap Core Portfolio	QMA	$1,765,824	2,759,107	3,144,252
	JPMorgan	$1,050,308	N/A	N/A
	MFS	$1,469,077	N/A	N/A
AST Loomis Sayles Large-Cap Growth Portfolio	Loomis, Sayles & Company, L.P.	$6,636,203	6,769,512	7,123,509
AST MFS Global Equity Portfolio	MFS	$2,702,227	2,912,175	3,003,991
AST MFS Growth Allocation Portfolio	Epoch*	N/A	93,749	373,149
	MFS	$2,715,673	2,366,434	N/A
	EARNEST*	N/A	51,043	172,181
	TSW*	N/A	135,878	460,017
	C.S. McKee*	N/A	54,099	186,256
	Parametric*	N/A	25,203	79,478
	Longfellow*	N/A	79,426	270,697
	Affinity*	N/A	93,859	365,673
	Boston*	N/A	78,248	269,537
AST MFS Growth Portfolio	MFS	$4,156,877	3,685,074	3,710,702
AST MFS Large-Cap Value Portfolio	MFS	$5,087,750	4,950,852	4,400,492
AST Mid-Cap Growth Portfolio	GSAM*	N/A	1,073,912	3,538,517
	Victory Capital Management Inc.	$1,483,791	1,106,218	N/A
	MFS	$2,292,541	1,603,976	N/A
AST Mid-Cap Value Portfolio (formerly, AST Neuberger Berman/LSV Mid-Cap Value Portfolio)	Neuberger Berman	$957,705	1,215,086	1,374,508
	LSV	$1,611,794	1,921,558	2,127,889
AST Multi-Sector Fixed Income Portfolio	PGIM Fixed Income	$21,393,500	17,269,025	12,811,503
AST Preservation Asset Allocation Portfolio	QMA	$3,164,075	3,042,966	3,197,929
AST Prudential Core Bond Portfolio	PGIM Fixed Income**	$4,835,184	4,384,743	3,645,334
AST Prudential Growth Allocation Portfolio	PGIM Fixed Income**	$4,209,385	4,957,550	5,569,563
	QMA	$21,224,848	23,997,561	25,675,296
AST QMA US Equity Alpha Portfolio	QMA	$1,656,684	2,253,637	2,530,749
AST Quantitative Modeling Portfolio	QMA	$791,720	805,734	790,706

65

Subadvisory Fees Paid by PGIM Investments
Portfolio	Subadviser	2020	2019	2018
AST Small-Cap Growth Portfolio	Emerald Mutual Fund Advisers Trust	$1,614,915	1,690,043	1,840,148
	UBS Asset Management (Americas) Inc.	$1,605,876	1,705,665	1,825,073
AST Small-Cap Growth Opportunities Portfolio	Victory Capital Management Inc.	$1,425,167	1,542,993	1,666,116
	Wellington Management Company LLP	$1,822,600	1,982,369	2,309,633
AST Small-Cap Value Portfolio	JPMorgan	$1,287,272	1,701,475	2,152,467
	LMCG Investments, LLC	$890,140	1,109,719	1,360,886
AST T. Rowe Price Asset Allocation Portfolio	T. Rowe Price Associates, Inc.	$30,446,165	32,320,450	33,641,116
AST T. Rowe Price Growth Opportunities Portfolio	T. Rowe Price Associates, Inc. T. Rowe Price International, Ltd. T. Rowe Price Hong Kong, Limited T. Rowe Price Japan, Inc.	$7,606,598	7,080,775	5,202,141
AST T. Rowe Price Large-Cap Growth Portfolio	T. Rowe Price Associates, Inc.	$7,794,242	7,233,320	7,251,102
AST T. Rowe Price Large-Cap Value Portfolio	T. Rowe Price Associates, Inc.	$5,088,890	5,248,669	3,082,994
AST T. Rowe Price Natural Resources Portfolio	T. Rowe Price Associates, Inc.	$1,418,732	1,714,769	2,102,156
AST Wellington Management Hedged Equity Portfolio	Wellington Management Company LLP	$6,426,563	6,966,621	7,176,544
AST Western Asset Core Plus Bond Portfolio	Western Asset Management Company, LLC—Western Asset Management Company Ltd.	$4,953,696	5,185,288	4,533,407
AST Western Asset Emerging Markets Debt Portfolio	Western Asset Management Company, LLC—Western Asset Management Company Ltd.	$417,236	409,597	304,217
* No longer a subadviser to the Portfolio.
** PGIM Limited, an indirect wholly-owned subsidiary of PGIM, serves as a sub-subadviser to the Portfolio pursuant to a sub-subadvisory agreement with PGIM. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. The fee for PGIM Limited’s services is paid by PGIM, not the Portfolio or the Manager.
PORTFOLIO MANAGERS: OTHER ACCOUNTS
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—Other Accounts and Portfolio Ownership. The following tables set forth information about each Portfolio and accounts other than the Portfolio for which each Portfolio's portfolio managers (the Portfolio Managers) are primarily responsible for day-to-day portfolio management as of the Trust's most recently completed fiscal year. The table shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of each Portfolio of the Trust beneficially owned by the Portfolio Managers as of the Trust's most recently completed fiscal year.

AST Academic Strategies Asset Allocation Portfolio
Adviser/Subadvisers	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities
PGIM Investments LLC	Brian Ahrens	18/$57,891,487,970	None	None	None
	Andrei O. Marinich, CFA	18/$57,891,487,970	None	None	None
	Todd L. Kerin	18/$57,891,487,970	None	None	None
QMA LLC	Marcus Perl	31/$61,034,718,232	3/$1,808,333,546	12/$1,248,456,357	None
	Edward F. Keon, Jr.	30/$60,587,112,202	3/$1,808,333,546	22/$838,796,199	None
	Edward L. Campbell, CFA	30/$60,587,112,202	3/$1,808,333,546	22/$838,796,199	None
	Joel M. Kallman, CFA	31/$61,034,718,232	3/$1,808,333,546	22/$1,248,456,357	None
	Devang Gambhirwala	15/$10,401,217,677	10/$2,727,231,344	60/$4,975,663,117 6/$1,846,715,010	None
	Rory Cummings, CFA	30/$60,587,112,202	3/$1,808,333,546	22/$838,796,199	None
Jennison Associates LLC	Shaun Hong, CFA	6/$4,779,256,000	1/$142,815,000	None	None
	Ubong “Bobby” Edemeka	6/$4,779,256,000	1/$142,815,000	None	None
	Brannon P. Cook	1/$43,173,000	1/$142,815,000	None	None
Pacific Investment Management Company LLC	Daniel He	16/$23,677,107,363	1/$260,548,893	7/$1,833,829,720 1/$184,591,317	None

 66

AST Academic Strategies Asset Allocation Portfolio
Adviser/Subadvisers	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities
	Steve Rodosky	24/$36,921,580,815	8/$1,710,451,667	22/$8,950,246,514 5/$2,155,276,560	None
	Andrew Balls	12/$19,367,222,742	13/$21,536,342,906 1/$171,980,468	25/$23,512,374,408 4/$1,533,485,017	None
	Sachin Gupta	13/$19,504,720,358	21/$13,987,972,878	33/$13,117,230,532 3/$777,412,827	None
	Lorenzo Pagani, PhD	11/$18,287,603,093	29/$21,291,744,454 6/$2,187,490,960	44/$22,540,253,006 13/$3,154,056,264	None
CoreCommodity Management, LLC	Adam De Chiara	1/$8,012,370	4/$646,526,730 3/$345,752,520	6/$883,567,909 8/$1,960,230,216	None
	Sean Duffy	None	4/$646,526,730 3/$345,752,520	6/$883,567,909 8/$1,960,230,216	None
First Quadrant	Jeppe Ladekarl	2/$404 million	5/$406 million	14/$7.96 billion	None
	Dori Levanoni	4/$451 million	4/$322 million	19/$12.0 billion	None
AlphaSimplex Group, LLC	Alexander D. Healy	5/$2,299,519,460	2/$635,822,236	8/$2,923,993,473	None
	Peter A. Lee	1/$523,197,235	None	None	None
	Philippe P. Lüdi	4/$2,265,529,810	2/$635,822,236	5/$2,861,115,373	None
	Kathryn M. Kaminski	4/$2,265,529,810	2/$635,822,236	5/$2,861,115,373	None
	Timothy J. Kang	1/$523,197,235	None	None	None
AQR Capital Management, LLC	Andrea Frazzini, PhD, MS	35/$16,946,864,100 1/$134,631,348	13/$6,342,465,869 10/$4,747,822,288	24/$14,865,916,017 6/$3,874,004,899	None
	Ronen Israel, MA	43/$22,663,872,040 1/$134,631,348	29/$8,876,574,793 26/$7,281,931,211	30/$18,546,081,913 11/$7,509,923,810	None
	Michael Katz, PhD, AM	7/$1,724,606,685	13/$5,028,482,029 12/$4,970,718,984	2/$1,606,475,687 1/$327,928,279	None
	Yao Hua Ooi	13/$7,971,878,699	26/$11,153,862,963 24/$10,373,799,925	1/$342,589,976	None
Morgan Stanley Investment Management Inc.	Cyril Moullé-Berteaux	4/$2,169 million	4/$795 million	7/$6,784 million*	None
	Mark Bavoso	5/$2,187 million	3/$727 million	6/$6,659 million*	None
	Sergei Parmenov	4/2,169 million	4/$795 million	6/$6,659 million*	None
Western Asset Management Company, LLC/Western Asset Management Company Ltd.	S. Kenneth Leech	99/$171,057,417,780	221/$81,640,255,057	638/$231,530,376,634	None
	Chia-Liang Lian	14/$10,079,635,070	33/$7,208,915,530	53/$7,552,191,575	None
	Gordon S. Brown	3/$586,700,858	26/$6,368,723,197	45/$22,792,733,253	None
	Prashant Chandran	6/$1,888,714,602	4/$10,207,155,410	6/$2,072,123,423	None
	Kevin Ritter	4/$1,551,978,799	10/$1,914,919,206	31/$3,682,128,010	None

AST Advanced Strategies Portfolio
Adviser/Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
PGIM Investments LLC	Brian Ahrens	18/$53,611,458,059	None	None	None
	Andrei O. Marinich, CFA	18/$53,611,458,059	None	None	None
	Todd L. Kerin	18/$53,611,458,059	None	None	None
Brown Advisory, LLC	Kenneth M. Stuzin, CFA	6/$10,615,395,472	2/$2,672,712,917	408/$6,135,358,706 3/$411,101,881	None
Loomis, Sayles & Company, L.P.	Aziz Hamzaogullari, CFA	32/$32,565,954,616	19/$12,348,989,877 1/$666,546,555	146/$31,628,652,502 1/$318,032,036	None
T. Rowe Price Associates, Inc	Mark S. Finn, CFA, CPA	10/$49,276,868,029	15/$32,3065,59,159	2/$6,077,504,101	None

67

AST Advanced Strategies Portfolio
Adviser/Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
	John D. Linehan, CFA	18/$38,046,633,003	18/$15,768,951,826	26/$6,442,191,905	None
	Heather K. McPherson	5/$11,418,914,782	9/$2,473,462,128	18/$4,619,266,723	None
William Blair Investment Management, LLC	Simon Fennell	10/$8,609,471,359	18/$4,975,797,969	47/$13,411,270,587	None
	Kenneth J. McAtamney	10/$8,394,651,709	23/$4,897,426,222	45/$14,154,222,652	None
LSV Asset Management*	Josef Lakonishok, Ph.D.	38/$20,956,357,983	64/$24,598,664,172 7/$1,855,443,902*	367/$57,990,046,744 63/$12,143,532,049	None
	Menno Vermeulen, CFA	38/$20,956,357,983	64/$24,598,664,172 7/$1,855,443,902*	367/$57,990,046,744 63/$12,143,532,049	None
	Puneet Mansharamani, CFA	38/$20,956,357,983	64/$24,598,664,172 7/$1,855,443,902*	367/$57,990,046,744 63/$12,143,532,049	None
	Greg Sleight	38/$20,956,357,983	64/$24,598,664,172 7/$1,855,443,902*	367/$57,990,046,744 63/$12,143,532,049	None
	Guy Lakonishok, CFA	38/$20,956,357,983	64/$24,598,664,172 7/$1,855,443,902*	367/$57,990,046,744 63/$12,143,532,049	None
QMA LLC	Marcus Perl	31/$57,058,824,562	3/$1,808,333,546	12/$1,248,456,357	None
	Edward L. Campbell, CFA	30/$56,611,218,533	3/$1,808,333,546	11/$838,796,199	None
	Joel M. Kallman, CFA	31/$57,058,824,562	3/$1,808,333,546	12/$1,248,456,357	None
PGIM Fixed Income/PGIM Limited	Michael J. Collins, CFA	19/$95,711,148,475	20/$31,130,244,881 1/$1,132,366,224	119/$82,745,342,355 7/$5,482,393,522	None
	Richard Piccirillo	28/$93,352,050,438	17/$29,252,489,538 1/$1,132,366,224	102/$63,072,027,713 4/$1,908,838,038	None
	Gregory Peters	30/$95,303,443,680	18/$32,799,772,581 1/$1,132,366,224	116/$72,010,363,621 4/$1,908,838,038	None
	Robert Tipp, CFA	28/$99,544,748,528	21/$30,677,021,457 1/$1,132,366,224	83/$60,723,785,244 8/$5,489,890,541	None
Pacific Investment Management Company LLC	Daniel He	16/$22,405,896,763	1/$260,548,893	7/$1,833,829,719 1/$184,591,317	None
	Nic Johnson	7/$8,956,991,438	7/$4,590,842,404 1/$90,015,291	17/$5,251,316,758 7/$3,449,614,370	None
	Steve Rodosky	24/$36,398,534,831	6/$766,315,428	22/$8,950,246,514 5/$2,155,276,560	None
	Andrew Balls	11/$17,767,668,191	13/$21,536,342,906 1/$171,980,468	25/$23,512,374,408 4/$1,533,485,017	None
	Sachin Gupta	13/$18,233,509,758	21/$13,987,972,878	33/$13,117,230,532 3/$777,412,827	None
	Lorenzo Pagani, PhD	10/$17,319,692,742	29/$21,291,744,454 6/$2,187,490,960	44/$22,540,253,006 13/$3,154,056,264	None
* These accounts are Limited Partnerships to which LSV acts as General Partner and are an aggregation of underlying investors who have negotiated a performance fee.
AST AllianzGI World Trends Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Allianz Global Investors U.S. LLC	Claudio Marsala	1/$49 million	15/$1.18 billion	4/$169 million	None
	Paul Pietranico, CFA	2/$355 million	15/$1.18 billion	4/$169 million	None
	Heather Bergman, PhD	1/$306 million	15/$1.18 billion	4/$169 million	None

AST Balanced Asset Allocation Portfolio
Adviser/Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
PGIM Investments LLC	Brian Ahrens	18/$51,070,855,635	None	None	None
	Andrei O. Marinich, CFA	18/$51,070,855,635	None	None	None

 68

AST Balanced Asset Allocation Portfolio
Adviser/Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
	Todd L. Kerin	18/$51,070,855,635	None	None	None
QMA LLC	Marcus Perl	31/$54,568,372,298	3/$1,808,333,546	12/$1,248,456,357	None
	Edward L. Campbell, CFA	30/$54,120,766,268	3/$1,808,333,546	11/$838,796,199	None
	Joel M. Kallman, CFA	31/$54,568,372,298	3/$1,808,333,546	12/$1,248,456,357	None

AST BlackRock Global Strategies Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
BlackRock Financial Management, Inc., BlackRock International Limited	Phil Green	19/$14.43 billion	30/$9.22 billion 3/$418.9 million	9/$6.00 billion 4/$1.81 billion	None
	Michael Pensky	17/$11.47 billion	16/$3.69 billion 3/$418.9 million	None	None

AST BlackRock/Loomis Sayles Bond Portfolio
Subadvisers	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Investments LLC	Brian Ahrens	18/$58,316,046,446	None	None	None
	Andrei O. Marinich, CFA	18/$58,316,046,446	None	None	None
	Todd L. Kerin	18/$58,316,046,446	None	None	None
	Saleem Z. Banatwala	12/$18,536,945,199	None	None	None
BlackRock Financial Management, Inc., BlackRock International Limited, BlackRock (Singapore) Limited	Bob Miller	18/$77.98 billion	17/$22.33 billion 1/$2.70 million	16/$4.92 billion 6/$3.07 billion	None
	Rick Rieder	20/$110.4 billion	37/$43.67 billion 7/$3.27 billion	24/$10.61 billion 7/$7.84 billion	None
	David Rogal	11/$69.14 billion	10/$19.10 billion	3/$124.0 million	None
Loomis, Sayles & Company, L.P.	Peter Palfrey, CFA	2/$9,641,516,728	9/$7,969,653,445	43/$11,969,653,445	None
	Rick Raczkowski	2/$9,641,516,728	20/$17,448,149,462	76/$25,629,393,399 2/$7,144,555,725	None
	Ian Anderson	2/$3,716,196,916	1/$133,807,638	39/$6,022,458,242	None
	Barath Sankaran, CFA	1/$2,213,476,028	1/$133,807,638	39/$6,022,458,242	None

AST BlackRock Low Duration Bond Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
BlackRock Financial Management, Inc.; BlackRock International Limited; BlackRock (Singapore) Limited	Bob Miller	18/$79.77 billion	17/$22.33 billion 1/$2.70 million	16/$4.92 billion 6/$3.07 billion	None
	Akiva Dickstein	24/$28.89 billion	28/$10.02 billion	263/$101.3 billion 6/$2.17 billion	None
	Scott MacLellan, CFA	12/$15.84 billion	16/$4.36 billion	132/$56.31 billion 2/$877.0 million	None

AST Bond Portfolio 2021
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Fixed Income; PGIM Limited	Richard Piccirillo	28/$94,169,737,115	17/$29,252,489,538 1/$1,132,366,224	102/$63,072,027,713 4/$1,908,838,038	None
	David Del Vecchio	33/$40,408,779,001	22/$12,192,267,267	138/$69,702,867,408 8/$4,371,371,346	None
	Gregory Peters	30/$96,121,130,358	18/$32,799,772,581 1/$1,132,366,224	116/$72,010,363,621 4/$1,908,838,038	None
	Lindsay Rosner, CFA	20/$19,392,517,310	6/$8,484,911,521	36/$24,421,922,103 3/$686,549,277	None

69

AST Bond Portfolio 2021
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Scott Donnelly, CFA	44/$13,022,048,845	18/$9,390,335,555 6/$4,335,162,643	137/$49,998,715,207 4/$181,591,918	None

AST Bond Portfolio 2022
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Fixed Income; PGIM Limited	Richard Piccirillo	28/$94,280,641,286	17/$29,252,489,538 1/$1,132,366,224	102/$63,072,027,713 4/$1,908,838,038	None
	David Del Vecchio	33/$40,519,683,172	22/$12,192,267,267	138/$69,702,867,408 8/$4,371,371,346	None
	Gregory Peters	30/$96,232,034,529	18/$32,799,772,581 1/$1,132,366,224	116/$72,010,363,621 4/$1,908,838,038	None
	Lindsay Rosner, CFA	20/$19,503,421,481	6/$8,484,911,521	36/$24,421,922,103 3/$686,549,277	None
	Scott Donnelly, CFA	44/$13,132,953,016	18/$9,390,335,555 6/$4,335,162,643	137/$49,998,715,207 4/$181,591,918	None

AST Bond Portfolio 2023
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Fixed Income; PGIM Limited	Richard Piccirillo	28/$94,293,642,377	17/$29,252,489,538 1/$1,132,366,224	102/$63,072,027,713 4/$1,908,838,038	None
	David Del Vecchio	33/$40,532,684,263	22/$12,192,267,267	138/$69,702,867,408 8/$4,371,371,346	None
	Gregory Peters	30/$96,245,035,620	18/$32,799,772,581 1/$1,132,366,224	116/$72,010,363,621 4/$1,908,838,038	None
	Lindsay Rosner, CFA	20/$19,516,422,572	6/$8,484,911,521	36/$24,421,922,103 3/$686,549,277	None
	Scott Donnelly, CFA	44/$13,145,954,107	18/$9,390,335,555 18/$4,335,162,643	137/$49,998,715,207 4/$181,591,918	None

AST Bond Portfolio 2024
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Fixed Income; PGIM Limited	Richard Piccirillo	28/$94,308,090,692	17/$29,252,489,538 1/$1,132,366,224	102/$63,072,027,713 4/$1,908,838,038	None
	David Del Vecchio	33/$40,547,132,578	22/$12,192,267,267	138/$69,702,867,408 8/$4,371,371,346	None
	Gregory Peters	30/$96,259,483,935	18/$32,799,772,581 1/$1,132,366,224	116/$72,010,363,621 4/$1,908,838,038	None
	Lindsay Rosner, CFA	20/$19,530,870,886	6/$8,484,911,521	36/$24,421,922,103 3/$686,549,277	None
	Scott Donnelly, CFA	44/$13,160,402,422	18/$9,390,335,555 6/$4,335,162,643	137/$49,998,715,207 4/$181,591,918	None

AST Bond Portfolio 2025
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Fixed Income; PGIM Limited	Richard Piccirillo	28/$94,307,754,416	17/$29,252,489,538 1/$1,132,366,224	102/$63,072,027,713 4/$1,908,838,038	None
	David Del Vecchio	33/$40,546,796,302	22/$12,192,267,267	138/$69,702,867,408 8/$4,371,371,346	None
	Gregory Peters	30/$96,259,147,659	18/$32,799,772,581 1/$1,132,366,224	116/$72,010,363,621 4/$1,908,838,038	None
	Lindsay Rosner, CFA	20/$19,530,534,610	6/$8,484,911,521	36/$24,421,922,103 3/$686,549,277	None

 70

AST Bond Portfolio 2025
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Scott Donnelly, CFA	44/$13,160,066,146	18/$9,390,335,555 6/$4,335,162,643	137/$49,998,715,207 4/$181,591,918	None

AST Bond Portfolio 2026
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Fixed Income; PGIM Limited	Richard Piccirillo	28/$94,264,740,596	17/$29,252,489,538 1/$1,132,366,224	102/$63,072,027,713 4/$1,908,838,038	None
	David Del Vecchio	33/$40,503,782,482	22/$12,192,267,267	138/$69,702,867,408 8/$4,371,371,346	None
	Gregory Peters	30/$96,216,133,839	18/$32,799,772,581 1/$1,132,366,224	116/$72,010,363,621 4/$1,908,838,038	None
	Lindsay Rosner, CFA	20/$19,487,520,791	6/$8,484,911,521	36/$24,421,922,103 3/$686,549,277	None
	Scott Donnelly, CFA	44/$13,117,052,326	18/$9,390,335,555 6/$4,335,162,643	137/$49,998,715,207 4/$181,591,918	None

AST Bond Portfolio 2027
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Fixed Income; PGIM Limited	Richard Piccirillo	28/$94,247,673,092	17/$29,252,489,538 1/$1,132,366,224	102/$63,072,027,713 4/$1,908,838,038	None
	David Del Vecchio	33/$40,486,714,978	22/$12,192,267,267	138/$69,702,867,408 8/$4,371,371,346	None
	Gregory Peters	30/$96,199,066,335	18/$32,799,772,581 1/$1,132,366,224	116/$72,010,363,621 4/$1,908,838,038	None
	Lindsay Rosner, CFA	20/$19,470,453,286	6/$8,484,911,521	36/$24,421,922,103 3/$686,549,277	None
	Scott Donnelly, CFA	44/$13,099,984,822	18/$9,390,335,555 6/$4,335,162,643	137/$49,998,715,207 4/$181,591,918	None

AST Bond Portfolio 2028
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Fixed Income; PGIM Limited	Richard Piccirillo	28/$94,314,139,890	17/$29,252,489,538 1/$1,132,366,224	102/$63,072,027,713 4/$1,908,838,038	None
	David Del Vecchio	33/$40,553,181,776	22/$12,192,267,267	138/$69,702,867,408 8/$4,371,371,346	None
	Gregory Peters	30/$96,265,533,132	18/$32,799,772,581 1/$1,132,366,224	116/$72,010,363,621 4/$1,908,838,038	None
	Lindsay Rosner, CFA	20/$19,536,920,084	6/$8,484,911,521	36/$24,421,922,103 3/$686,549,277	None
	Scott Donnelly, CFA	44/$13,166,451,620	18/$9,390,335,555 6/$4,335,162,643	137/$49,998,715,207 4/$181,591,918	None

AST Bond Portfolio 2029
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Fixed Income; PGIM Limited	Richard Piccirillo	28/$94,314,271,879	17/$29,252,489,538 1/$1,132,366,224	102/$63,072,027,713 4/$1,908,838,038	None
	David Del Vecchio	33/$40,553,313,765	22/$12,192,267,267	138/$69,702,867,408 8/$4,371,371,346	None
	Gregory Peters	30/$96,265,665,122	18/$32,799,772,581 1/$1,132,366,224	116/$72,010,363,621 4/$1,908,838,038	None
	Lindsay Rosner, CFA	20/$19,537,052,074	6/$8,484,911,521	36/$24,421,922,103 3/$686,549,277	None

71

AST Bond Portfolio 2029
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Scott Donnelly, CFA	44/$13,166,583,609	18/$9,390,335,555	137/$49,998,715,207	None

AST Bond Portfolio 2030
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Fixed Income; PGIM Limited	Richard Piccirillo	28/$94,175,766,018	17/$29,252,489,538 1/$1,132,366,224	102/$63,072,027,713 4/$1,908,838,038	None
	David Del Vecchio	33/$40,414,807,904	22/$12,192,267,267	138/$69,702,867,408 8/$4,371,371,346	None
	Gregory Peters	30/$96,127,159,261	18/$32,799,772,581 1/$1,132,366,224	116/$72,010,363,621 4/$1,908,838,038	None
	Lindsay Rosner, CFA	20/$19,398,546,213	6/$8,484,911,521	36/$24,421,922,103 3/$686,549,277	None
	Scott Donnelly, CFA	44/$13,028,077,748	18/$9,390,335,555 6/$4,335,162,643	137/$49,998,715,207 4/$181,591,918	None
.
AST Bond Portfolio 2031
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Fixed Income; PGIM Limited	Gregory Peters	30/$96,121,380,768	18/$32,799,772,581 1/$1,132,366,224	116/$72,010,363,621 4/$1,908,838,038	None
	Richard Piccirillo	28/$94,169,987,525	17/$29,252,489,538 1/$1,132,366,224	102/$63,072,027,713 4/$1,908,838,038	None
	David Del Vecchio	33/$40,409,029,411	22/$12,192,267,267	138/$69,702,867,408 8/$4,371,371,346	None
	Lindsay Rosner, CFA	20/$19,392,767,720	6/$8,484,911,521	36/$24,421,922,103 3/$686,549,277	None
	Scott Donnelly, CFA	44/$13,022,299,255	18/$9,390,335,555 6/$4,335,162,643	137/$49,998,715,207 4/$181,591,918	None

AST Bond Portfolio 2032
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Fixed Income; PGIM Limited	Richard Piccirillo	29/$94,317,453,108	17/$29,252,489,538 1/$1,132,366,224	102/$63,072,027,713 4/$1,908,838,038	None
	David Del Vecchio	34/$40,556,494,994	22/$12,192,267,267	138/$69,702,867,408 8/$4,371,371,346	None
	Gregory Peters	31/$96,268,846,351	18/$32,799,772,581 1/$1,132,366,224	116/$72,010,363,621 4/$1,908,838,038	None
	Lindsay Rosner, CFA	21/$19,540,233,303	6/$8,484,911,521	36/$24,421,922,103 3/$686,549,277	None
	Scott Donnelly, CFA	45/$13,169,764,838	18/$9,390,335,555 6/$4,335,162,643	137/$49,998,715,207 4/$181,591,918	None

AST Capital Growth Asset Allocation Portfolio
Adviser/Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
PGIM Investments LLC	Brian Ahrens	18/$47,649,463,998	None	None	None
	Andrei O. Marinich, CFA	18/$47,649,463,998	None	None	None
	Todd L. Kerin	18/$47,649,463,998	None	None	None
QMA LLC	Marcus Perl	31/$51,698,442,739	3/$1,808,333,546	12/$1,248,456,357	None
	Edward L. Campbell, CFA	30/$51,250,836,709	3/$1,808,333,546	11/$838,796,199	None
	Joel M. Kallman, CFA	31/$51,698,442,739	3/$1,808,333,546	12/$1,248,456,357	None

 72

AST ClearBridge Dividend Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
ClearBridge Investments, LLC	Michael Clarfeld	6/$8,495,096,459	2/$176,026,498	41,758/$13,797,149,652	None
	Peter Vanderlee	8/$9,103,359,227	6/$1,198,827,908	43,352/$14,295,667,239	None
	Scott Glasser*	7/$15,866,840,587	2/$278,493,399	49,251/$16,601,895,960	None
	John Baldi	3/$7,536,636,198	1/$54,385,699	41,756/$13,795,195,621	None
*Mr. Glasser will no longer serve as a portfolio manager to the portfolio effective June 30, 2021.
AST Cohen & Steers Global Realty Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Cohen & Steers Capital Management, Inc.; Cohen & Steers Asia Limited; Cohen & Steers UK Limited	Jon Cheigh	10/$12,839.169,517	38/$4,841,226,929	22/$6,537,192,448	None
	William Leung	1/$1,631,228,801	28/$5,372,763,084	11/$3,808,042,652	None
	Rogier Quirijns	1/$1,631,228,801	28/$5,372,763,084	12/$3,785,816,635	None

AST Cohen & Steers Realty Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Cohen & Steers Capital Management, Inc.	Jon Cheigh	10/$12,584,415,374	38/$4,841,226,929	22/$6,537,192,448	None
	Thomas Bohjalian, CFA*	9/$20,155,658,744	18/$10,276,120,148	19/$3,829,590,861	None
	Jason Yablon	8/$19,608,501,306	11/$1,151,286,523	11/$4,706,847,235	None
	Mathew Kirschner	5/$19,597,406,693	7/$9,415,877,270	None	None
*Mr. Bohjalian announced his intention to retire from Cohen & Steers on June 30, 2021. Effective May 1, 2021, Mr. Bohjalian will no longer serve as a portfolio manager to the Portfolio.
AST Emerging Markets Equity Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Investments LLC	Brian Ahrens	18/$61,450,128,356	None	None	None
	Andrei O. Marinich, CFA	18/$61,450,128,356	None	None	None
	Todd L. Kerin	18/$61,450,128,356	None	None	None
	Saleem Z. Banatwala	12/$21,671,027,108	None	None	None
AQR Capital Management, LLC	Clifford S. Asness, PhD, MBA	22/$8,019,312,402	21/$8,813,837,178 19/$7,428,813,258	41/$22,904,659,768 17/$9,057,698,861	None
	John M. Liew, PhD, MBA	10/$3,460,425,975	15/$7,246,194,447 14/$6,043,356,356	22/$12,016,695,908 9/$5,499,501,906	None
	Andrea Frazzini	35/$16,946,864,100 1/$134,631,348	13/$6,342,465,869 10/$4,747,822,288	24/$14,865,916,017 6/$3,874,004,899	None
	Ronen Israel, MA	43/$22,663,872,040 1/$134,631,348	29/$8,876,574,793 26/$7,281,931,211	30/$18,546,081,913 11/$7,509,923,810	None
	Michael Katz, PhD	7/$1,724,606,685	13/$5,028,482,029 12/$4,970,718,984	2/$1,606,475,687 1/$327,928,279	None
	Lars N. Nielsen, MSc	40/$21,867,309,591 1/$134,631,348	29/$8,876,574,793 26/$7,281,931,211	30/$18,546,081,913 11/$7,509,923,810	None
J.P. Morgan Investment Management, Inc.	Omar Negyal	1/$30	7/$2,936 1/$609	3/$1,888 1/$77	None
	Isaac Thong	None	5/$2,317,116	1/$137,204	None
Martin Currie Inc.*	Alastair Reynolds	1/$270 million	5/$880 million	8/$3.96 billion 2/$1.02 billion	None
	Paul Desoisa	1/$270 million	5/$880 million	8/$3.96 billion 2/$1.02 billion	None

73

AST Emerging Markets Equity Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Colin Dishington	1/$270 million	5/$880 million	8/$3.96 billion 2/$1.02 billion	None
	Andrew Mathewson	1/$270 million	5/$880 million	8/$3.96 billion 2/$1.02 billion	None
	Divya Mathur	1/$270 million	5/$880 million	8/$3.96 billion 2/$1.02 billion	None
	Paul Sloane	1/$270 million	5/$880 million	8/$3.96 billion 2/$1.02 billion	None
*Information calculated based on a team-based approach.,
AST Fidelity Institutional AM® Quantitative Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
FIAM LLC	Thomas McFarren	None	8/$742 million	57/$14,650 million	None
	Edward Heilbron	None	8/$742 million	57/$17,320 million	None
	Catherine Pena, CFA	None	8/$742 million	55/$14,650 million	None

AST Goldman Sachs Small-Cap Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Goldman Sachs Asset Management, L.P.	Sally Pope Davis	7/$6.7 billion	None	14/$2.7 billion	None
	Robert Crystal	7/$6.7 billion	None	14/$2.7 billion	None
	Sean A. Butkus	7/$6.7 billion	None	14/$2.7 billion	None

AST High Yield Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Investments LLC	Brian Ahrens	18/$61,389,628,457	None	None	None
	Andrei O. Marinich, CFA	18/$61,389,628,457	None	None	None
	Todd L. Kerin	18/$61,389,628,457	None	None	None
	Saleem Z. Banatwala	12/$21,610,527,209	None	None	None
J.P. Morgan Investment Management, Inc.	James P. Shanahan	23/$15,540,566	23/$4,627,993	31/$3,314,120 1/$482,943	None
	Robert Cook	15/$14,948,859	19/$16,556,894	18/$3,248,076	None
	Thomas Hauser	15/$14,948,859	19/$16,556,894	18/$3,248,076	None
	Jeffrey Lovell	14/$14,927,641	17/$6,465,367	18/$3,248,076	None
PGIM Fixed Income/PGIM Limited	Robert Cignarella, CFA	11/$30,510,297,975	11/$8,550,773,354 1/$26,670,928	35/$22,119,006,450 4/$1,136,965,729	None
	Robert Spano, CFA, CPA	10/$30,144,522,079	11/$8,550,773,354 1/$26,670,928	35/$22,119,006,450 4/$1,136,965,729	None
	Ryan Kelly, CFA	10/$30,144,522,079	11/$8,550,773,354 4/$26,670,928	35/$22,119,006,450 4/$1,136,965,729	None
	Brian Clapp, CFA	10/$30,144,522,079	11/$8,550,773,354 1/$26,670,928	35/$22,119,006,450 4/$1,136,965,729	None
	Daniel Thorogood, CFA	30/$37,640,092,868	29/$10,547,673,364 1/$26,670,928	135/$25,021,494,998 9/$1,292,960,180	None

AST Hotchkis & Wiley Large-Cap Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Hotchkis and Wiley Capital Management, LLC	George Davis	21/$16.5 billion 2/$11.0 billion	11/$1.6 billion 1/$27.0 million	48/$9.0 billion 5/$1.8 billion	None

 74

AST Hotchkis & Wiley Large-Cap Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Scott McBride	21/$16.5 billion 2/$11.0 billion	11/$1.6 billion 1/$27.0 million	48/$9.0 billion 5/$1.8 billion	None
	Patricia McKenna	21/$16.5 billion 2/$11.0 billion	11/$1.6 billion 1/$27.0 million	48/$9.0 billion 5/$1.8 billion	None
	Judd Peters	21/$16.5 billion 2/$11.0 billion	11/$1.6 billion 1/$27.0 million	48/$9.0 billion 5/$1.8 billion	None

AST International Growth Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Investments LLC	Brian Ahrens	18/$60,044,698,076	None	None	None
	Andrei O. Marinich, CFA	18/$60,044,698,076	None	None	None
	Todd L. Kerin	18/$60,044,698,076	None	None	None
	Saleem Z. Banatwala	12/$20,265,596,828	None	None	None
William Blair Investment Management, LLC	Simon Fennell	10/$8,592,011,680	18/$4,975,797,969	47/$13,411,270,587	None
	Kenneth J. McAtamney	10/$8,377,192,030	23/$4,897,426,222	45/$14,154,222,652	None
Neuberger Berman Investment Advisers LLC	Benjamin Segal, CFA*	4/$2,721 million	5/$586 million	699/$3,455 million 1/$605 million	None
	Elias Cohen, CFA	4/$2,721 million	5/$586 million	11/$2,844 million 1/$605 million	None
	Thomas Hogan, CFA	None	None	None	None
Jennison Associates LLC	Mark B. Baribeau, CFA^	4/$11,158,189,000	8/$4,651,859,000	20/$5,244,196,000* 5/$1,627,138,000*	None
	Thomas F. Davis^	3/$11,048,437,000	8/$4,651,859,000	20/$5,244,196,000* 5/$1,627,138,000*	None
*Mr. Segal has announced his intention to retire on or about June 30, 2021.
AST International Value Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Investments LLC	Brian Ahrens	18/$60,324,075,486	None	None	None
	Andrei O. Marinich, CFA	18/$60,324,075,486	None	None	None
	Todd L. Kerin	18/$60,324,075,486	None	None	None
	Saleem Z. Banatwala	12/$20,544,974,239	None	None	None
LSV Asset Management*	Josef Lakonishok, Ph.D.	38/$20,666,219,909	64/$24,598,664,172 7/$1,855,443,902*	367/$57,990,046,744 63/$12,143,532,049	None
	Menno Vermeulen, CFA	38/$20,666,219,909	64/$24,598,664,172 7/$1,855,443,902*	367/$57,990,046,744 63/$12,143,532,049	None
	Puneet Mansharamani, CFA	38/$20,666,219,909	64/$24,598,664,172 7/$1,855,443,902*	367/$57,990,046,744 63/$12,143,532,049	None
	Greg Sleight	38/$20,666,219,909	64/$24,598,664,172 7/$1,855,443,902*	367/$57,990,046,744 63/$12,143,532,049	None
	Guy Lakonishok, CFA	38/$20,666,219,909	64/$24,598,664,172 7/$1,855,443,902*	367/$57,990,046,744 63/$12,143,532,049	None
Lazard Asset Management LLC	Michael G. Fry	10/$9,145,358,468 1/$4,648,296,565	7/$1,849,121,974	143/$18,135,144,597 3/$300,409,809	None
	Michael A. Bennett	14/$14,769,951,791 1/$4,648,296,565	12/$5,215,420,250	180/$27,840,684,668 3/$300,409,809	None
	Giles Edwards, CFA, ACMA	10/$9,145,358,468 1/$4,648,296,565	7/$1,849,121,974	143/$18,135,144,597 3/$300,409,809	None
	Kevin J. Matthews	10/$9,145,358,468 1/$4,648,296,565	7/$1,849,121,974	143/$18,135,144,597 3/$300,409,809	None

75

AST International Value Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Michael Powers	13/$10,865,582,026	14/$4,605,154,949	74/$17,714,968,121 2/$527,852,166	None
	John R. Reinsberg	13/$10,865,582,026	14/$4,605,154,949	74/$17,714,968,121 2/$527,852,166	None
* These accounts are Limited Partnerships to which LSV acts as General Partner and are an aggregation of underlying investors who have negotiated a performance fee.
AST Investment Grade Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Fixed Income; PGIM Limited	Richard Piccirillo	28/$92,203,907,881	17/$29,252,489,538 1/$1,132,366,224	102/$63,072,027,713 4/$1,908,838,038	None
	David Del Vecchio	33/$38,442,949,767	22/$12,192,267,267	138/$69,702,867,408 8/$4,371,371,346	None
	Gregory Peters	30/ $94,155,301,124	18/$32,799,772,581 1/$1,132,366,224	116/$72,010,363,621 4/$1,908,838,038	None
	Lindsay Rosner, CFA	20/$17,426,688,075	6/$8,484,911,521	36/$24,421,922,103 3/$686,549,277	None
	Scott Donnelly, CFA	44/$11,056,219,611	18/$9,390,335,555 6/$4,335,162,643	137/$49,998,715,207 4/$181,591,918	None

AST J.P. Morgan Global Thematic Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
J.P. Morgan Investment Management, Inc.	Jeffrey Geller, CFA	32/$82,596,714	44/$59,073,363	9/$17,074,731	None
	Michael Feser, CFA	13/$26,441,263	4/$1,379,750	1/$316,146	None
	Morgan M. Moriarty, CFA	7/$8,040,468	6/$3,044,876	11/$9,819,514	None
	Gary Herbert, CFA	5/$3,056,916	3/$1,705,793	5/$907,158	None

AST J.P. Morgan International Equity Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
J.P. Morgan Investment Management, Inc.	Tom Murray	9/$3,866,888	11/$6,277,153	8/$2,638,102	None
	Shane Duffy	9/$3,154,949	10/$6,076,513	3/$849,342 1/$563,403	None
	James Sutton	1/$3,435,359	None	None	None

AST J.P. Morgan Tactical Preservation Portfolio (formerly, AST J.P. Morgan Strategic Opportunities Portfolio)
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
J.P. Morgan Investment Management, Inc.	Jeffrey Geller, CFA	32/$82,596,714	44/$59,073,363	9/$17,074,731	None
	Michael Feser, CFA	13/$27,495,598	4/$1,379,750	1/$316,146	None
	Morgan M. Moriarty, CFA	7/$9,094,804	6/$3,044,876	11/$9,819,514	None
	Gary Herbert, CFA	5/$3,936,501	3/$1,705,793	5/$907,158	None

AST Jennison Large-Cap Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison Associates LLC	Michael Del Balso*	6/$17,880,465,000	5/$1,425,818,000	2/$500,181,000	None
	Kathleen A. McCarragher^	20/$81,550,353,000 1/$12,034,547,000	8/$6,213,840,000	6/$1,112,986,000*	None
	Blair A. Boyer^	15/$79,446,061,000 1/$12,034,547,000	7/$5,376,359,000	29/$9,781,557,000*	None
	Natasha Kuhlkin, CFA	16/$65,777,764,000	11/$6,591,695,000	21/$2,798,449,000*	None

 76

AST Jennison Large-Cap Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Rebecca Irwin	15/$24,031,186,000	6/$4,100,072,000	11/$1,904,387,000*	None

AST Large-Cap Core Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Investments LLC	Brian Ahrens	18/$58,621,758,236	None	None	None
	Andrei O. Marinich, CFA	18/$58,621,758,236	None	None	None
	Todd L. Kerin	18/$58,621,758,236	None	None	None
	Saleem Z. Banatwala	12/$18,842,656,989	None	None	None
QMA LLC	Devang Gambhirwala*	15/$13,103,699,630	10/$2,727,231,344	35/$4,975,663,117 6/$1,846,715,010	None
	Stacie L. Mintz, CFA*	14/$12,656,093,600	10/$2,727,231,344	34/$4,566,002,959 6/$1,846,715,010	None
J.P. Morgan Investment Management, Inc.	Scott Davis	5/$18,981,665	8/$12,885,558	20/$6,950,093 2/$1,287,797	None
	Susan Bao	2/$4,308,416	3/$3,580,795 1/$3,039,500	16/$12,750,118	None
Massachusetts Financial Services Company	Kevin Beatty	4/$8.5 billion	1/$683.6 million	8/$1.7 billion	None
	Ted Maloney	4/$8.5 billion	1/$683.6 million	8/$1.7 billion	None
	Alison O’Neill Mackey	4/$8.5 billion	1/$683.6 million	8/$1.7 billion	None

AST Loomis Sayles Large-Cap Growth Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Loomis, Sayles & Company, L.P.	Aziz Hamzaogullari, CFA	32/$30,577,472,195	19/$12,348,989,877 1/$666,546,555	146/$31,628,652,502 1/$318,032,036	None

AST MFS Global Equity Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Massachusetts Financial Services Company*	Roger Morley	4/$4.04 billion	17/$20.6 billion	64/$41.3 billion	None
	Ryan McAllister	4/$4.04 billion	16/$20.4 billion	63/$41.2 billion	None

AST MFS Growth Allocation Portfolio
Adviser/Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Massachusetts Financial Services Company	Joseph Flaherty, Jr.	17/$24.9 billion	13/$682.6 million	None	None
	Natalie Shapiro	20/$26.5 billion	13/$682.6 million	None	None

AST MFS Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Massachusetts Financial Services Company	Eric Fischman	10/$62.7 billion	4/$866.0 million	25/$8.08 billion	None
	Paul Gordon	10/$62.7 billion	4/$866.0 million	24/$8.08 billion	None

AST MFS Large-Cap Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Massachusetts Financial Services Company	Nevin Chitkara	16/$74.2 billion	9/$6.77 billion	35/$20.2 billion	None
	Katherine Cannan	11/$68.0 billion	3/$3.77 billion	17/$9.14 billion	None

AST Mid-Cap Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Investments LLC	Brian Ahrens	18/$60,627,369,734	None	None	None

77

AST Mid-Cap Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Andrei O. Marinich, CFA	18/$60,627,369,734	None	None	None
	Todd L. Kerin	18/$60,627,369,734	None	None	None
	Saleem Z. Banatwala	12/$20,848,268,487	None	None	None
Massachusetts Financial Services Company	Eric B. Fischman, CFA	10/$63.56 billion	4/$866.0 million	25/$8.08 billion	None
	Paul Gordon	10/$63.56 billion	4/$866.0 million	24/$8.08 billion	None
Victory Capital Management Inc.	D. Scott Tracy, CFA	15/$11,917,540,000 4/$5,666,978,000	7/$1,060,876,000 1/$33,655,000	5/$320,291,000 3/$234,095,000	None
	Stephen J. Bishop	17/$13,938,440,000 5/$7,236,842,000	7/$1,060,876,000 1/$33,655,000	3/$256,233,000 1/$170,037,000	None
	Melissa Chadwick-Dunn	15/$11,917,540,000 4/$5,666,978,000	7/$1,060,876,000 1/$33,655,000	3/$256,233,000 1/$170,037,000	None
	Christopher W. Clark, CFA	17/$13,938,440,000 5/$7,236,842,000	8/$1,124,639,000 2/$97,418,000	3/$256,233,000 1/$170,037,000	None
	Paul Leung, CFA	17/$13,938,440,000 5/$7,236,842,000	7/$1,060,876,000 1/$33,655,000	3/$256,233,000 1/$170,037,000	None

AST Mid-Cap Value Portfolio (formerly, AST Neuberger Berman/LSV Mid-Cap Value Portfolio)
Subadvisers	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Investments LLC	Brian Ahrens	18/$61,428,745,941	None	None	None
	Andrei O. Marinich, CFA	18/$61,428,745,941	None	None	None
	Todd L. Kerin	18/$61,428,745,941	None	None	None
	Saleem Z. Banatwala	12/$21,649,644,694	None	None	None
Massachusetts Financial Services Company	Brooks Taylor	7/$17.8 billion	None	4/$105.9 million	None
	Kevin Schmitz	8/$25.34 billion	None	4/$105.9 million	None
Victory Capital Management Inc.	Gary H. Miller	6/$21,870,425,000	4/$709,574,000	22/$1,865,907,000	None
	Jeffrey M. Graff, CFA	6/$21,870,425,000	4/$709,574,000	22/$1,865,907,000	None
	Gregory M. Conners	6/$21,870,425,000	4/$709,574,000	22/$1,865,907,000	None
	James M. Albers, CFA	6/$21,870,425,000	4/$709,574,000	22/$1,865,907,000	None
	Michael F. Rodarte, CFA	6/$21,870,425,000	4/$709,574,000	22/$1,865,907,000	None
Wellington Management Company LLP	Greg Garabedian	6/$2,422,052,144	3/$229,669,225 1/$8,752,195	5/$1,346,765,750 1/$20,352,501	None

AST Multi-Sector Fixed Income Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Fixed Income; PGIM Limited	Steven A. Kellner, CFA*	4/$13,367,492,765	12/$7,507,580,316	166/$121,600,722,248 7/$7,863,475,975	None
	Alyssa Davis	3/$12,689,798,824	8/$5,459,866,437	127/$98,606,647,641 4/$4,716,914,843	None
	Lee Friedman, CFA	25/$3,926,195,103	23/$5,720,036,880	167/$67,957,093,563 8/$3,277,586,093	None
	Paul Zetterstrom, CFA	2/$54,438,101	6/$5,195,063,955	97/$57,554,308,566 4/$3,244,650,995	None
	Terence Wheat, CFA	3/$12,689,798,824	7/$5,459,866,437	127/$98,606,647,641 5/$4,716,914,843	None
*Mr. Kellner has announced his intention to retire on or about April 2022.

 78

AST Preservation Asset Allocation Portfolio
Adviser/Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
PGIM Investments LLC	Brian Ahrens	18/$55,753,394,643	None	None	None
	Andrei O. Marinich, CFA	18/$55,753,394,643	None	None	None
	Todd L. Kerin	18/$55,753,394,643	None	None	None
QMA LLC	Marcus Perl	31/$58,777,345,383	3/$1,808,333,546	12/$1,248,456,357	None
	Edward L. Campbell, CFA	30/$58,329,739,353	3/$1,808,333,546	11/$838,796,199	None
	Joel M. Kallman, CFA	31/$58,777,345,383	3/$1,808,333,546	12/$1,248,456,357	None

AST Prudential Core Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Fixed Income/PGIM Limited	Michael J. Collins, CFA	19/$92,874,987,327	20/$31,130,244,881 1/$1,132,366,224	119/$82,745,342,355 7/$5,482,393,522	None
	Richard Piccirillo	28/$90,515,889,289	17/$29,252,489,538 1/$1,132,366,224	102/$63,072,027,713 4/$1,908,838,038	None
	Gregory Peters	30/$92,467,282,532	18/$32,799,772,581 1/$1,132,366,224	116/$72,010,363,621 4/$1,908,838,038	None

AST Prudential Growth Allocation
Subadvisers	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
PGIM Fixed Income/PGIM Limited	Michael J. Collins, CFA	19/$93,099,483,934	20/$31,130,244,881 1/$1,132,366,224	119/$82,745,342,355 7/$5,482,393,522	None
	Richard Piccirillo	28/$92,691,779,139	17/$29,252,489,538 1/$1,132,366,224	102/$63,072,027,713 4/$1,908,838,038	None
	Gregory Peters	30/$92,691,779,139	18/$32,799,772,581 1/$1,132,366,224	116/$72,010,363,621 4/$1,908,838,038	None
QMA LLC	Edward F Keon, Jr.	30/$54,578,871,737	3/$1,808,333,546	11/$838,796,199	None
	Edward L. Campbell, CFA	30/$54,578,871,737	3/$1,808,333,546	11/$838,796,199	None
	Peter Vaiciunas*	34/$52,689,995,406	3/$1,932,365,025	11/$830,339,272	None
*Information as of February 22, 2021.
AST QMA US Equity Alpha Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
QMA LLC	Stacie L. Mintz, CFA	14/$13,508,889,534	10/$2,727,231,344	34/$4,566,002,959 6/$1,846,715,010	None
	Devang Gambhirwala	15/$13,956,495,564	10/$2,727,231,344	35/$4,975,663,117 6/$1,846,715,010	None

AST Quantitative Modeling Portfolio
Adviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
PGIM Investments LLC	Brian Ahrens	18/$60,841,868,698	None	None	None
	Andrei O. Marinich, CFA	18/$60,841,868,698	None	None	None
	Todd L. Kerin	18/$60,841,868,698	None	None	None
QMA LLC	Marcus Perl	31/$63,719,966,986	3/$1,808,333,546	12/$1,248,456,357	None
	Edward F. Keon, Jr.	30/$63,272,360,957	3/$1,808,333,546	11/$838,796,199	None
	Edward L. Campbell, CFA	30/$63,272,360,957	3/$1,808,333,546	11/$838,796,199	None
	Rory Cummings, CFA	30/$63,272,360,957	3/$1,808,333,546	11/$838,796,199	None

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AST Small-Cap Growth Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Investments LLC	Brian Ahrens	18/$61,216,710,316	None	None	None
	Andrei O. Marinich, CFA	18/$61,216,710,316	None	None	None
	Todd L. Kerin	18/$61,216,710,316	None	None	None
	Saleem Z. Banatwala	12/$21,437,609,068	None	None	None
UBS Asset Management (Americas) Inc.	David Wabnik	2/$656,115,199*	1/$133,322,780	137/$607,408,033	None
	Samuel Kim, CFA	2/$656,115,199*	1/$133,322,780	137/$607,408,033	None
Emerald Mutual Fund Advisers Trust	Kenneth G. Mertz II, CFA	4/$2.9 billion	1/$22 million	34/$2.9 billion	None
	Stacey L. Sears	3/$2.7 billion	None	34/$2.9 billion	None
	Joseph W. Garner	3/$2.7 billion	None	34/$2.9 billion	None
*Excludes the AUM of $462,588,187 for the AST Small Cap Portfolio.
AST Small-Cap Growth Opportunities Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Investments LLC	Brian Ahrens	18/$61,401,600,904	None	None	None
	Andrei O. Marinich, CFA	18/$61,401,600,904	None	None	None
	Todd L. Kerin	18/$61,401,600,904	None	None	None
	Saleem Z. Banatwala	12/$21,622,499,656	None	None	None
Victory Capital Management Inc.	D. Scott Tracy, CFA	15/$12,301,143,000 4/$5,666,978,000	7/$1,060,876,000 1/$33,655,000	5/$320,291,000 3/$234,095,000	None
	Stephen J. Bishop	17/$14,322,043,000 5/$7,236,842,000	7/$1,060,876,000 1/$33,655,000	3/$256,233,000 1/$170,037,000	None
	Melissa Chadwick-Dunn	15/$12,301,143,000 4/$5,666,978,000	7/$1,060,876,000 1/$33,655,000	3/$256,233,000 1/$170,037,000	None
	Christopher W. Clark, CFA	17/$14,322,043,000 5/$7,236,842,000	8/$1,124,639,000 2/$97,418,000	3/$256,233,000 1/$170,037,000	None
	Paul Leung, CFA	17/$14,322,043,000 5/$7,236,842,000	7/$1,060,876,000 1/$33,655,000	3/$256,233,000 1/$170,037,000	None
Wellington Management Company LLP	Mammen Chally, CFA	11/$24,052,770,293	11/$2,023,601,494 1/$6,857,927	13/$1,810,980,790 1/$347,774,306	None
	David A. Siegle, CFA	11/$24,052,770,293	10/$2,016,743,567	13/$1,810,980,790 1/$347,774,306	None
	Douglas W. McLane, CFA	11/$24,052,770,293	23/$2,497,222,114 2/$167,981,739	40/$2,007,718,508 1/$347,774,306	None

AST Small-Cap Value Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Investments LLC	Brian Ahrens	18/$61,449,184,337	None	None	None
	Andrei O. Marinich, CFA	18/$61,449,184,337	None	None	None
	Todd L. Kerin	18/$61,449,184,337	None	None	None
	Saleem Z. Banatwala	12/$21,670,083,089	None	None	None
J.P. Morgan Investment Management, Inc.	Phillip D. Hart	14/$5,639,800	2/$512,526	4/$871,344	None
	Wonseok Choi	18/$7,351,929	1/$132,885	4/$871,344	None
	Lindsey Houghton	14/$5,639,800	1/$132,885	4/$871,344	None
	Akash Gupta	14/$5,639,800	1/$132,885	4/$871,344	None
	Jonathan L. Tse	18/$7,351,929	1/$132,885	4/$871,344	None
LMCG Investments, LLC	R. Todd Vingers, CFA	5/$1,279.4 million	17/$366.3 million	53/$1,186.2 million	None

 80

AST T. Rowe Price Asset Allocation Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc.	Charles M. Shriver, CFA	13/$30,918,014,452	23/$7,081,687,035	17/$1,848,513,951	None
	Toby M. Thompson, CFA, CAIA	7/$18,978,876,008	24/$7,541,383	24/$533,429,745	None

AST T. Rowe Price Growth Opportunities Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc./ T. Rowe Price International, Ltd.	Charles M. Shriver, CFA	13/$31,067,783,47	23/$6,914,460,896	17/$1,881,425,675	None
	Toby M. Thompson, CFA, CAIA	7/$18,978,876,008	24/$7,541,383	24/$533,429,745	None

AST T. Rowe Price Large-Cap Growth Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc.	Taymour R. Tamaddon, CFA	5/$27,683,765,326	33/$34,267,530,578	39/$12,920,681,243	None

AST T. Rowe Price Large-Cap Value Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc.	Mark S. Finn, CFA, CPA	10/$47,416,036,767	15/$32,306,559,159	22/$6,077,504,101	None
	John D. Linehan, CFA	17/$36,585,81,801	18/$15,788,951,826	26/$6,442,191,905	None
	Heather K. McPherson	5/$9,958,083,519	9/$2,473,462,128	18/$4,619,266,723	None

AST T. Rowe Price Natural Resources Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc.	Shawn T. Driscoll	1/$2,736,462,759	3/$132,178,898	1/$141,332,937	None

AST Wellington Management Hedged Equity Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Wellington Management Company LLP	Roberto J. Isch, CFA	3/$303,210,983	3/$573,647,771	3/$1,513,873,874	None
	Gregg R. Thomas, CFA	11/$13,745,415,978	16/$3,172,106,713 2/$1,502,557,794	7/$5,484,050,688	None

AST Western Asset Core Plus Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Western Asset Management Company, LLC/Western Asset Management Company Limited	S. Kenneth Leech	99/$167,060,268,623	221/$81,640,255,057	638/$231,530,376,634	None
	Mark S. Lindbloom	27/$81,047,638,449	19/$17,132,914,905	184/$64,095,559,112	None
	Julien A. Scholnick	19/$74,486,478,488	15/$13,931,308,140	174/$61,316,837,577	None
	John L. Bellows	18/$70,188,252,025	16/$14,046,719,982	180/$63,023,463,556	None
	Frederick R. Marki	22/$74,534,267,546	20/$17,186,186,258	189/$67,723,390,940	None

AST Western Asset Emerging Markets Debt Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Western Asset Management Company, LLC— Western Asset Management Company Ltd.	S. Kenneth Leech	99/$171,149,564,816	221/$81,640,255,057	638/$231,530,376,634	None
	Chia-Liang Lian	14/$10,026,232,108	33/$7,208,915,530	53/$7,552,191,575	None
	Gordon S. Brown	3/$533,297,897	26/$6,368,723,197	45/$22,792,733,253	None
	Kevin Ritter	4/$1,498,575,837	10/$1,914,919,206	31/$3,682,128,010	None
Notes to Other Account Tables:
First Quadrant

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(1) Includes market values for fully funded portfolios and the notional values for margin funded portfolios, all including both active and active/passive components, all managed by First Quadrant and non-discretionary portfolios managed by strategic partners using First Quadrant, L.P. investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant, L.P. and its strategic partners, but only wherein FQ has full investment discretion over the portfolios. When calculating number of accounts managed for registered investment companies, First Quadrant counts sub-strategies managed for any one registered investment company separately. Therefore there may be two accounts managed and enumerated for one registered investment company.
CoreCommodity
* The information presented above (current as of December 31, 2020) is designed to provide additional information about CoreCommodity, the portfolio manager of CoreCommodity responsible for the Portfolio's investments, and the means by which such person is compensated for his services. Assets are measured at notional value for managed accounts, and net asset value for pooled vehicles. Investors in private investment funds have the option of choosing a performance fee.
Jennison
^ Excludes performance fee account(s).
* Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
MFS
* With respect to the accounts identified in the table above, Mr. McAllister manages 1 other accounts with assets totaling $202.2 million, and Mr. Morley manages 1 other accounts with assets totaling $202.2 million, for which the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager`s compensation is not determined by reference to the level of performance fees received by MFS.
MSIM
*2 accounts with total assets of $3,672 million is subject to an advisory fee that is also based on the performance of the account.
Neuberger Berman
(1) Registered Investment Companies include all mutual funds managed by the portfolio manager.
(2) Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts, and Managed Accounts (WRAP)
*”Other Accounts” includes without limitation managed accounts, which are counted as one account per strategy per managed account platform.
**A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed above is not involved in the day-to-day management of the entire account.
QMA
“Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.
* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
PORTFOLIO MANAGERS: COMPENSATION & CONFLICTS POLICIES
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—COMPENSATION AND CONFLICTS OF INTEREST. Set forth below, for each portfolio manager, is an explanation of the structure of and method(s) used by each subadviser to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of a Portfolio's investments and investments in other accounts.
Allianz Global Investors U.S. LLC
COMPENSATION. AllianzGI US’s compensation system is designed to support its corporate values and culture. While AllianzGI US acknowledges the importance of financial incentives and seeks to pay top quartile compensation for top quartile performance, it also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.
The primary components of compensation at AllianzGI US are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (LTIP); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (DIF). Deferral rates increase in line with the overall variable compensation and can reach up to 42%. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.
Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.
Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

 82

The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating result of AllianzGI US over the three year period of the award.
The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of AllianzGI US funds (investment professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.
Assuming an annual deferral of 33% over a three year period, a typical member of AllianzGI US’s staff will have roughly one year’s variable compensation (3x33%) as a deferred component “in the bank.” Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.
There are a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation element.
In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.
POTENTIAL CONFLICTS OF INTEREST. Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI US believes are faced by investment professionals at most major financial firms.
AllianzGI US has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
■
The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
■
The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
■
The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
When AllianzGI US considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI US’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI US considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI US attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above. “Cross trades,” in which one AllianzGI US account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI US may cross a trade between a performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI US has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.
Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be

83

circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI US maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI US with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI US has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Subadviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.
AllianzGI US’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI US’s Code of Business Conduct and Code of Ethics (the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI US will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.
AlphaSimplex Group, LLC
COMPENSATION. All AlphaSimplex investment professionals, including portfolio managers, may receive compensation in three ways: salary, year-end bonuses, and supplemental bonuses. The bonus amounts are decided by the AlphaSimplex Compensation Committee. As a retention tool, AlphaSimplex has implemented a three-year deferral of a significant portion of bonus amounts for senior professionals.
CONFLICTS OF INTEREST. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by a portfolio manager. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. AlphaSimplex's goal is to meet its fiduciary obligation with respect to all clients and AlphaSimplex has adopted policies and procedures to mitigate the effects of the conflicts described above.
AQR Capital Management, LLC
COMPENSATION.
Compensation for Portfolio Managers that are Principals of AQR: The compensation for each of the portfolio managers that are a Principal of AQR, is in the form of distributions based on the net income generated by AQR, and each Principal’s relative ownership in AQR. Net income distributions are a function of assets under management and performance of the funds and accounts managed by the AQR. A Principal’s relative ownership in AQR, is based on cumulative research, leadership and other contributions to AQR. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in a 401(k) retirement plan which is offered to all employees of AQR.

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CONFLICTS OF INTEREST. Each of the portfolio managers is also responsible for managing other accounts in addition to the respective Portfolio or Portfolios, including other accounts of AQR or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Portfolios can present certain conflicts of interest, as described below.
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts (including, for purposes of this discussion, other funds and Proprietary Accounts), on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of the Portfolios’ trades. A potential conflict of interest exists where portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.
A number of potential conflicts of interest may arise as a result of AQR’s or a portfolio manager’s management of a number of accounts with similar investment strategies. Often, an investment opportunity may be suitable for both a Portfolio and other accounts, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. In circumstances where the amount of total exposure to a strategy or investment type across accounts is, in the opinion of AQR, capacity constrained, the availability of the strategy or investment type for a Portfolio and other accounts may be reduced in AQR’s discretion. A Portfolio may therefore have reduced exposure to a capacity constrained strategy or investment type, which could adversely affect a Portfolio’s return. AQR is not obligated to allocate capacity pro rata and may take its financial interests into account when allocating capacity among a Portfolio and other accounts.
Another conflict could arise where different account guidelines and/or differences within particular investment strategies lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same instruments at the same time or in the same direction (particularly if different accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different investment restrictions, or different risk tolerances). As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. AQR may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Portfolios. Strategies may not be implemented in the same manner among accounts where they are employed, even if the strategy is consistent with the objectives of such accounts. In certain circumstances, investment opportunities that are in limited supply and/or have limited return potential in light of administrative costs of pursuing such investments (e.g., IPOs) are only allocated to accounts where the given opportunity is more closely aligned with the applicable strategy and/or trading approach.
Whenever decisions are made to buy or sell investments by a Portfolio and one or more other accounts simultaneously, AQR or portfolio manager may aggregate the purchases and sales of the investments and will allocate the transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where a Portfolio will not participate in a transaction that is allocated among other accounts or a Portfolio may not be allocated the full amount of the investments sought to be traded. These aggregation and allocation policies could have a detrimental effect on the price or amount of the investments available to a Portfolio from time to time. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Portfolios.
To the extent that a Portfolio holds interests in an issuer that are different (or more senior or junior) than, or potentially adverse to, those held by other accounts, AQR may be presented with investment decisions where the outcome would benefit one account and would not benefit or would harm the other account. This may include, but is not limited to, an account investing in a different security of an issuer’s capital structure than another account, an account investing in the same security but on different terms than another account, an account obtaining exposure to an investment using different types of securities or instruments than another account, an account engaging in short selling of securities that another account holds long, an account voting securities in a different manner than another account, and/or an account acquiring or disposing of its interests at different times than another account. This could have a material adverse effect on, or in some instances could benefit, one or more of such accounts, including accounts that are affiliates of AQR, accounts in which AQR has an interest, or accounts which pay AQR higher fees or a performance fee. These transactions or investments by one or more accounts could dilute or otherwise disadvantage the values, prices, or investment strategies of such accounts. When

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AQR, on behalf of an account, manages or implements a portfolio decision ahead of, or contemporaneously with, portfolio decisions of another account, market impact, liquidity constraints, or other factors could result in such other account receiving less favorable pricing or trading results, paying higher transaction costs, or being otherwise disadvantaged. In addition, in connection with the foregoing, AQR, on behalf of an account, is permitted to pursue or enforce rights or actions, or refrain from pursuing or enforcing rights or actions, with respect to a particular issuer in which action could materially adversely affect such other account.
In addition, when a Portfolio and other accounts hold investments in the same issuer (including at the same place in the capital structure), the Portfolio may be prohibited by applicable law from participating in restructurings, work- outs or other activities related to its investment in the issuer. As a result, the Portfolio may not be permitted by law to make the same investment decisions as other accounts in the same or similar situations even if AQR believes it would be in the Portfolio’s best economic interests to do so. The Portfolio may be prohibited by applicable law from investing in an issuer (or an affiliate) that other accounts are also investing in or currently invest in even if AQR believes it would be in the best economic interests of the Portfolio to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers that AQR considers to be at risk of default and restructuring or work-outs with debt holders, which may include a Portfolio and other accounts. In some cases, to avoid the potential of future prohibited transactions, AQR may avoid allocating an investment opportunity to a Portfolio that it would otherwise recommend, subject to AQR’s then-current allocation policy and any applicable exemptions. In certain circumstances, AQR may be restricted from transacting in a security or instrument because of material non-public information received in connection with an investment opportunity that is offered to AQR. In other circumstances, AQR will not participate in an investment opportunity to avoid receiving material non-public information that would restrict AQR from transacting in a security or instrument. These restrictions may adversely impact the Portfolio’s performance.
AQR and the Portfolios’ portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, as they may have an incentive to favor accounts with the potential for greater fees. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees, with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.
AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Portfolios and other accounts and that are designed to ensure that all accounts, including the Portfolios, are treated fairly and equitably over time.
BLACKROCK, INC. AND ITS SUBSIDIARIES
PORTFOLIO MANAGER COMPENSATION OVERVIEW. The discussion below describes the portfolio managers’ compensation as of December 31, 2020.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation – Messrs. Dickstein, MacLellan, Miller, Rieder and Rogal
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

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Portfolio Manager	Benchmarks
Scott MacLellan	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.
Akiva Dickstein
A combination of market-based indices (e.g. Bloomberg Barclays US Aggregate Index, Bloomberg Barclays US
Universal Index and Bloomberg Barclays Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.

Bob Miller Rick Rieder David Rogal	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Discretionary Incentive Compensation – Messrs. Gates, Green and Pensky
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager.  Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Messrs. Gates, Green and Pensky is not measured against a specific benchmark.
Discretionary Incentive Compensation – Messrs. Bassas and Riaz
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, the benchmark for the Fund and other accounts is Bloomberg Barclays US Credit Index.
Discretionary Incentive Compensation – Mr. Savage
Discretionary incentive compensation is a function of several components:the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mr. Savage is not measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred

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BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans —BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.
Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Bassas, Dickstein, MacLellan, Miller, Riaz, Rieder and Rogal may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Bassas, Dickstein, MacLellan, Miller, Riaz, Rieder and Rogal may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Brown Advisory, LLC
COMPENSATION.  Brown Advisory compensates its portfolio managers with a compensation package that includes a base salary and variable incentive bonus. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of the business. Portfolio managers who are members of Brown

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Advisory’s management team may maintain a significant equity interest in the Brown Advisory enterprise. When evaluating a portfolio manager’s performance, Brown Advisory compares the pre-tax performance of a portfolio manager’s accounts to a relative broad-based market index over a trailing 1-, 3- and 5-year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre-tax investment return over the prior 1-, 3- and 5-year periods.
CONFLICTS OF INTEREST. Brown Advisory may manage accounts in addition to the Portfolio, including proprietary accounts, employee accounts, separate accounts, private funds, long-short funds and other pooled investment vehicles. Such accounts may have different fee arrangements than the Portfolio, including performance-based fees.  Management of such accounts may create conflicts of interest including but not limited to the bunching and allocation of transactions and allocation of investment opportunities.  Brown Advisory may give advice and take action with respect to any of its other clients which may differ from advice given, or the timing or nature of action taken, with respect to the Portfolio; however, Brown Advisory seeks as a matter of policy, to achieve best execution and to the extent practical, to allocate investment opportunities over a period of time on a fair and equitable basis.  Brown Advisory has adopted a Code of Ethics and other policies and procedures which we believe to be reasonably designed to ensure that clients are not harmed by potential or actual conflicts of interest; however, no policy or procedures can guarantee detection, avoidance or amelioration for every situation where a potential or actual conflict of interest may arise.
ClearBridge Investments, LLC (“ClearBridge” or the “Firm”)
COMPENSATION. ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.
Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.
Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.
Discretionary compensation can include:
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Cash Incentive Award
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ClearBridge’s Deferred Incentive Plan (“CDIP”) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product. For research analysts, two-thirds of their deferral is elected to track the performance of one or more of ClearBridge managed funds, while one-third tracks the performance of the new product composite. ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.
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Franklin Resources Restricted Stock Deferral – a mandatory program that typically defers 5% of discretionary year-end compensation into Franklin Resources restricted stock. The award is paid out to employees in shares subject to vesting requirements.
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Franklin Resources Restricted Stock Grants – a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.
Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:
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Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;
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Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;
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Overall firm profitability and performance;
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Amount and nature of assets managed by the portfolio manager;
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Contributions for asset retention, gathering and client satisfaction;

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Contribution to mentoring, coaching and/or supervising;
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Contribution and communication of investment ideas in ClearBridge's Investment meetings and on a day to day basis; and
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Market compensation survey research by independent third parties.
POTENTIAL CONFLICTS OF INTEREST.
Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.
The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:
Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.
Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
CoreCommodity Management, LLC
COMPENSATION STRUCTURE
The portfolio manager’s compensation consists of the following:
Base Salary - Each portfolio manager receives a fixed base salary. Base salaries are determined by considering experience and expertise and may be reviewed for adjustment annually.

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Bonus – Each portfolio manager is eligible to receive bonuses, which may be significantly more than his base salary, upon attaining certain performance objectives based on measures of individual, group or department success. Achievement of these goals is an important, but not exclusive, element of the bonus decision process. Mr. De Chiara also serves as a Co-President of CoreCommodity, and his compensation depends in large part on the profitability of CoreCommodity as a whole rather than being triggered by the performance of any one program or client account.
Other Compensation – The portfolio manager may also participate in benefit plans and programs available generally to all employees. Mr. De Chiara also receives, indirectly, compensation from an affiliate, CoreCommodity Indexes, LLC, which acts as an index sponsor to certain indexes.
CONFLICTS OF INTEREST
Compensation. CoreCommodity could receive substantial compensation in the form of management fees even in the event the Fund/Portfolio loses value.
Advisory Time. CoreCommodity and its key personnel, including the portfolio managers, devote as much of their time to the business of the Fund/Portfolio and client accounts as in their judgment is reasonably required. However, they also provide investment advisory services for other clients (including managed accounts as well as other pooled accounts) and engage in other business ventures in which a Fund/Portfolio has no interest. As a result of these separate business activities CoreCommodity may have conflicts of interest in allocating management time, services, and functions among a Fund/Portfolio and other business ventures or clients.
By way of example, the same investment professionals for the Fund/Portfolio perform services for other accounts. In addition, the same investment professional implement one or more strategies or versions of a strategy for managed accounts or via collective investment vehicles such as hedge funds or commodity pools managed in parallel with a Fund/Portfolio. Further, the same investment professionals implement other strategies related to or different from the Fund/Portfolio, including but not limited to other discretionary trading strategies with an investment objective of seeking absolute returns and/or an objective of seeking significant outperformance compared to an index.
In addition, Mr. De Chiara also performs other services for CoreCommodity. For example, he acts as Co-President of CoreCommodity.
Other Clients; Allocation of Investment Opportunities. CoreCommodity is responsible for the investment decisions made on behalf of a Fund/Portfolio. As described above, there are no restrictions on the ability of CoreCommodity to exercise discretion over any number of accounts of other clients following the same or different investment objectives, philosophies and strategies as those used for a Fund/Portfolio. As a general matter, it would not be expected that accounts or collective investment vehicles with different portfolio managers would share information relating to potential transactions. Therefore, one collective investment vehicle or account may trade prior to and at a better price than another Fund/Portfolio or account trading in the same instrument.
These situations involve conflicts between the interest of CoreCommodity or its related persons, on the one hand, and the interests of CoreCommodity’s clients (including a Fund/Portfolio), on the other.
A Fund/Portfolio may experience returns that differ from other accounts in the same strategy due to, among other factors: (a) regulatory constraints on the ability of a Fund/Portfolio to have exposure to certain contracts; (b) a Fund/Portfolio 's selection of clearing broker, which affects access to markets and exchanges (and, accordingly, instruments); (c) the effect of intra-month adjustments to the trading level of a Fund/Portfolio; (d) the manner in which a Fund/Portfolio 's cash reserves are invested; (e) the size of a Fund/Portfolio's account; (f) a Fund/Portfolio's functional currency, and (g) the effective date of the investment. Additionally, certain markets may not be liquid enough to be traded for a Fund/Portfolio.
Side-by-Side Management. As described above, the portfolio managers also act as investment professionals for certain other CoreCommodity accounts (including collective investment vehicles and managed accounts described below) (“Other Accounts”). Other Accounts have negotiated terms different from the terms applicable to a Fund/Portfolio. While these Other Accounts trade the same and/or similar instruments as traded by a Fund/Portfolio, they are distinguished from one another by their investment objectives, investment methodology, degrees of leverage, relative size, available capital, tax considerations, fee terms or other investment or trading parameters. Accordingly, the portfolio managers, on behalf of CoreCommodity, may cause purchases or sales to be effected for one or more Other Accounts while not causing such purchases or sales to be effected for a Fund/Portfolio, or alternatively may cause purchases or sales to be effected for a Fund/Portfolio while not causing such purchases or sales to be effected for one or more Other Accounts. They also may determine to use substantially different degrees of leverage in Other Accounts when effecting a transaction, when maintaining a position, or in conducting the Other Account's activities generally. Discretion as to which collective investment vehicles or accounts will receive allocations of particular positions may occur whether investment opportunities are limited or unlimited,

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and opportunities to participate in transactions may not necessarily be allocated among a Fund/Portfolio and Other Accounts in any particular proportion. For example but without limitation, client accounts, in trading a new, experimental or different methodology, may enter the same markets earlier than (either days before or on the same day as) a Fund/Portfolio and Other Accounts.
CoreCommodity trades on behalf of many client accounts. We receive performance-based incentive fees from some accounts. Some accounts, such as the registered investment companies, are not subject to any form of performance-based fee. As a result, we have a possible conflict of interest, because we can potentially receive proportionately greater compensation from those accounts that pay us incentive fees than from those accounts that pay us management fees only. We have an incentive to:
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direct the best investment ideas or give favorable allocation to those accounts that pay performance-based fees;
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use trades by an account that does not pay performance-based fees to benefit those accounts that do pay performance-based fees, such as where a private fund sells short before a sale by an account that does not pay incentive fees, or a private fund sells a security only after an account that does not pay incentive fees has made a large purchase of the security; and
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benefit those accounts paying a performance-based fee over those clients that do not pay performance-based fees and which have a different and potentially conflicting investment strategy.
We owe a fiduciary duty to our clients not to favor one account over another, without regard to the types and amounts of fees paid by those accounts. In light of the possible conflicts of interest described above, we have allocation policies and procedures in place to ensure that accounts are treated fairly. Where we determine to trade for more than one account in the same instruments, we generally aggregate the trades and cause the accounts to trade pari passu with each other.
The following are CoreCommodity's current specific allocation approaches. If multiple accounts qualify for participation in the purchase of a specific security or investment opportunity by a particular portfolio group, CoreCommodity will, in general, allocate the instruments among the accounts for which the instrument or investment opportunity is appropriate, on a fair and equitable basis. Common trades on the same day among securities accounts managed by the same portfolio management group generally are allocated on the basis of the relative assets committed to the strategy at the average price per share among such accounts. Common trades (defined as same contract, same month or, separately, same spread, same month(s)) on the same day among commodity futures accounts managed by the same portfolio management group generally are aggregated and randomly allocated across such strategies by fill upon execution. We may change these particular approaches from time to time to account for different markets, different investment instruments or other circumstances.
Personal Account Trading Policy. The policies of CoreCommodity require that CoreCommodity’s employees do not trade securities or commodities for their own account, except for (i) government and municipal securities, open-ended mutual funds and registered commodity pools not managed by us, or (ii) otherwise with pre-approval from CoreCommodity’s compliance personnel. Without limiting the foregoing, CoreCommodity may under certain circumstances permit an employee to maintain a position in an investment even if a Fund/Portfolio trades the instrument. The records of such trading, whether under the current or a new policy, will not be made available to a Fund/Portfolio for inspection.
Interested Transactions
The proprietary activities or portfolio strategies of CoreCommodity and its employees, or the activities or strategies used for accounts managed by CoreCommodity for other customer accounts could conflict with the transactions and strategies employed on behalf of a Fund/Portfolio and affect the prices and availability of the instruments in which a Fund/Portfolio invests.
A Fund/Portfolio may invest in futures that are components of CoreCommodity’s proprietary indices, and certain Indices used or referenced in a Fund/Portfolio may be the same as or similar to proprietary indices used by CoreCommodity. The methodologies used by CoreCommodity in making investment decisions for a Fund/Portfolio may rely on, be the same as or be related to the methodologies used by CoreCommodity to design, modify and operate its proprietary indices or trading strategies. CoreCommodity may change or discontinue operation of its proprietary indices or trading strategies at any time. CoreCommodity may receive index fees with respect to CoreCommodity sponsored indexes. Notwithstanding the foregoing, all employees of CoreCommodity when trading for their own accounts will do so in accordance with the Personal Account Trading Policy set forth above.
Position Limits. CoreCommodity may be required to aggregate, for position limit purposes, the futures positions held in the Fund/Portfolio with positions held in other accounts such as in Other Accounts. This aggregation of positions could require CoreCommodity to liquidate or modify positions for some or all of its accounts, and such liquidation or modification may adversely affect certain or all client accounts (including a Fund/Portfolio). CoreCommodity may have an incentive to favor certain other accounts over others when liquidating positions or adjusting trading strategies in the context of such limits.

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General. CoreCommodity may, without prior notice to a Fund/Portfolio, arrange, recommend, and/or effect transactions in which, or provide services in circumstances where, CoreCommodity has, directly or indirectly, a material interest or relationship with another party that may present a potential conflict with CoreCommodity’s duty to a Fund/Portfolio. Certain of those transactions and services are described herein.
Cohen & Steers Capital Management, Inc./Cohen & Steers Asia Limited/Cohen & Steers UK Limited (Cohen & Steers).
COMPENSATION. Cohen & Steers's compensation of portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of Cohen & Steers's parent, Cohen & Steers, Inc. (CNS). Cohen & Steers's investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of their employees. Compensation of Cohen & Steers's investment professionals is reviewed primarily on an annual basis.
Method to Determine Compensation. Compensation for the portfolio managers is determined by evaluating four primary components, in order of emphasis: (1) investment performance, (2) leadership and collaboration, (3) team level revenue changes and (4) the firm's financial results.
The investment performance evaluation is based on the excess returns of funds and accounts managed by a portfolio manager versus appropriate peer groups or benchmarks. The performance metrics are on a pre-tax and pre-expense basis and are reviewed for both the one- and three-year periods, with a greater weight given to the three-year period. The benchmark and peers which most represent the investment strategy are used in evaluating performance. For portfolio managers responsible for multiple funds and other accounts, performance is evaluated on an aggregate basis. Leadership and collaboration are evaluated through a qualitative assessment. The qualitative factors considered for evaluating leadership include, among others, process and innovation, team development, thought leadership, client service and cross team cooperation. A final factor is based on portfolio managers' ownership level in the funds they manage in the Cohen & Steers Family of Funds.
On an annual basis, the performance metrics and leadership factors are aggregated to produce a quantitative assessment of the portfolio manager and investment team. This assessment is considered alongside calendar year over year changes in a strategy’s advisory fees earned, the operating performance of the Cohen & Steers and CNS, and market factors to determine appropriate levels for salaries, bonuses and stock-based compensation. Base compensation for portfolio managers are fixed and vary in line with the portfolio manager’s seniority and position with the firm. Cash bonuses and stock based compensation may fluctuate significantly from year-to-year, based on this framework.
CONFLICTS OF INTEREST. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to one of the Fund’s strategies, Cohen & Steers has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to Cohen & Steers. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, Cohen & Steers strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of Cohen & Steers to allocate investment ideas pro rata to all accounts with the same primary investment objective, except where an allocation would not produce a meaningful position size.
Certain of the portfolio managers may from time to time manage one or more accounts on behalf of Cohen & Steers, as applicable, and its affiliated companies (the CNS Accounts). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of Cohen & Steers, however, not to put the interests of the CNS Accounts ahead of the interests of client accounts. Cohen & Steers may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading, except as noted below. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

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Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.
Certain accounts managed by Cohen & Steers may compensate Cohen & Steers using performance based fees. Orders for these accounts will be aggregated, to the extent possible, with any other account managed by Cohen & Steers, regardless of the method of compensation. In the event such orders are aggregated, allocation of partially-filled orders will be made on a pro-rata basis in accordance with pre-trade indications. An account’s fee structure is not considered when making allocation decisions.
Certain of the portfolio managers may from time to time manage portfolios used in a unified managed account programs or other model portfolio arrangements (collectively, “Model Portfolios”) offered by various sponsors and/or other non-Cohen & Steers investment advisors. In connection with these Model Portfolios, portfolio managers provide investment recommendations in the form of model portfolios to a third party, who is responsible for executing trades for participating client accounts. Cohen & Steers maintains procedures designed to deliver portfolios on a fair and equitable basis. Trades for Cohen & Steers discretionary managed accounts are worked contemporaneously with the delivery of updated model information. The Model Portfolios may achieve a security weighting ahead of or after the weighting achieved by discretionary managed accounts.
Finally, the structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Cohen & Steers adopted certain compliance procedures that are designed to address the above conflicts as well as other types of conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Emerald Mutual Fund Advisers Trust (Emerald)
COMPENSATION. Senior executives, portfolio managers and analysts receive a higher percentage of their compensation in incentive pay. Emerald has a company-wide compensation/incentive plan that includes function-specific performance reviews and corresponding incentive payments. All employees are eligible to participate in the company-wide discretionary bonus pool that is awarded by the Compensation Committee (which is comprised of members of Emerald’s board of directors) and that is paid in addition to the job- and function-specific performance incentive payments. The Compensation Committee can also adjust an individual’s salary based on job performance.
Portfolio managers are evaluated quarterly based on one and three year rolling period investment performance relative to appropriate benchmark and peer group. In addition, evaluation involves profitability of product and other duties such as research, client servicing, etc. Research personnel are evaluated based on performance, adherence to the research process, idea generation, communication skills (both oral and written) and other team-oriented assignments. The performance component is based primarily on trailing 1-year results. They are graded on total research success, meaning what stocks were included in the portfolio as well as those in which Emerald remained on the sidelines (portfolio inclusion and exclusion).
Administrative, operations and compliance staff receive performance incentives based on semi-annual performance reviews.
Senior executives and investment staff are eligible to receive equity grant awards. These are non-voting shares that receive annual dividend payments. All employees share in the potential profit and growth of the company through a tax deferred retirement plan (ESOP) that owns a significant percentage of the Company’s stock.
CONFLICTS OF INTEREST. There are no material conflicts of interest regarding portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other hand. All similar accounts trade together, and allocations are known prior to trade execution. In the event of partial fill on a trade order, the shares are pro-rated among accounts based on order size.
FIAM LLC
POTENTIAL CONFLICTS. The portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The

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management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM LLC or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.
Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FIAM or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.
A conflict of interest situation is presented when FIAM or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FIAM investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FIAM for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FIAM and its affiliates have adopted policies and procedures and maintain a compliance program designed to help manage such actual and potential conflicts of interest.
PORTFOLIO MANAGER COMPENSATION.
Catherine Pena, Edward Heilbron and Thomas McFarren are the portfolio managers for the AST Fidelity Institutional AM® Quantitative Portfolio and receive compensation for their services. As of December 31, 2020, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FIAM LLC or at the election of the portfolio manager.
The portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM LLC or its affiliates. The portfolio manager’s bonus is based on several components. The primary components of Catherine Pena’s and Edward Heilbron’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index (which may be a customized benchmark index developed by FIAM LLC) assigned to each fund or account, (ii) how the portfolio manager allocates the assets of funds and accounts among their asset classes, which results in monthly impact scores, as described below, and (iii) the investment performance of other funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. The portfolio manager also receives a monthly impact score for each month of his tenure as manager of a fund or account. The monthly impact scores are weighted according to his tenure on his fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. The bonus is based on the aggregate impact scores for applicable annual periods eventually encompassing periods of up to five years. A smaller, subjective component of the portfolio manager’s bonus is based on his overall contribution to management of FIAM LLC and its affiliates.
The portion of Catherine Pena’s and Edward Heilbron’s bonuses that is linked to the investment performance of AST Fidelity Institutional AM® Quantitative Portfolio is based on the fund’s pre-tax investment performance relative to the performance of the fund’s customized benchmark index (described below), on which the fund’s target asset allocation is based. The portion of Catherine Pena’s and Edward Heilbron’s bonuses that is based on impact scores is based on how each allocates fund assets, which are represented by the

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components of the composite index, the components of which are 27% S&P 500 Index, 5.5% Russell 2000 Index, 32.5% MSCI EAFE Index (net tax), and 35% Bloomberg Barclays US Aggregate Index. Catherine Pena’s and Edward Heilbron’s bonuses are based on the percentage of each fund actually invested in each asset class. The percentage overweight or percentage underweight in each asset class relative to the neutral mix is multiplied by the performance of the index that represents that asset class over the measurement period, resulting in a positive or negative impact score.
The components of Thomas McFarren’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index (which may be a customized benchmark index developed by FIAM LLC) assigned to each fund or account , (ii) how the portfolio manager allocates the assets of funds and accounts among their asset classes, which results in monthly impact scores, as described below, and (iii) the investment performance of other funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. The portfolio manager also receives a monthly impact score for each month of his tenure as manager of a fund or account. The monthly impact scores are weighted according to his tenure on his fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. The bonus is based on the aggregate impact scores for applicable annual periods eventually encompassing periods of up to five years. A smaller, subjective component of the portfolio manager’s bonus is based on his overall contribution to management of FIAM LLC and its affiliates.
The portfolio managers are also compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.
FIRST QUADRANT
COMPENSATION. Compensation consists of a base salary and an annual bonus award that is based on two components – individual performance and First Quadrant performance. First Quadrant believes that this is the most effective to align the interests and expectations of all parties including clients, the client’s beneficiaries, the client’s consultant, FQ, and the individual contributing to support the relationship and portfolio. Other incentives include a 401(k) & Profit Sharing plan, paid vacation and sick time and health benefits including dental and vision. In addition to compensation and benefit plans, individuals are encouraged to broaden their skills and increase their contributions to the firm which in turn is rewarded with salary increases as well as job growth. Accordingly, First Quadrant provides educational assistance to any active full time employee who has been with the firm for at least six months seeking a job related degree – e.g., MBA, MFE, etc. For those successfully completing a professional certification – e.g., CFA, CIPM, CPA, etc. – First Quadrant will provide 100% financial assistance.
CONFLICTS OF INTEREST. First Quadrant is aware that conflicts of interest may arise and that every effort should be made to prevent them. Should they develop, they must be corrected immediately. We consider conflicts of interest, among other things, to be circumstances that would (i) compromise the impartiality and integrity of the services we provide, (ii) disadvantage a Client relative to other clients and (iii) create an advantage for the firm over a Client, or for one Client over another. The firm’s structure and business activities are of a nature such that the potential for conflicts of interest has been minimized. Detailed information about First Quadrant is disclosed in its Form ADV, specifically in Part 2A; however, we would like to highlight the following: First Quadrant’s investment approach is systematic in nature. Computer models are the primary source of trading decisions and the results are monitored daily. Although the results can be overridden by the investment team under certain circumstances, the systematic nature of First Quadrant’s process means it is less likely to be exposed to the levels of “subjectivity” risk that decisions made by individuals would be. Trade allocations are made on an objective basis and the methodologies would normally consist of pro-rata allocation or allocation utilizing fair trade allocation algorithms. The firm maintains and enforces personal trading policies and procedures, which have been designed to minimize conflicts of interest between client and employee trades.
FRANKLIN ADVISERS, INC.
CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade

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execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
COMPENSATION. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary: Each portfolio manager is paid a base salary.
Annual bonus: Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
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Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
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Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.
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Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.
Additional long-term equity-based compensation: Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
Benefits: Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
Goldman Sachs Asset Management, L.P.
PORTFOLIO MANAGERS' COMPENSATION. Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily

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a function of each portfolio manager's individual performance and his or her contribution to overall team performance, including in consideration of certain qualitative factors such as risk management, judgment, compliance and conduct; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are compensated, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3-, and 5-year time horizons.
The benchmarks for the Portfolio is: AST Goldman Sachs Small-Cap Value Portfolio (Russell 2000® Index)
The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership.
As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).
OTHER COMPENSATION. In addition to base salary and year-end discretionary variable compensation, the Firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
CONFLICTS OF INTEREST. GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”) a bank holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to your Fund and will, under certain circumstances, limit your Fund’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs and its affiliates advise clients in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own account or for the accounts of their customers, and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which your Fund may directly and indirectly invest. Thus, it is expected that your Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and affiliates perform or seek to perform investment banking or other services. As manager of your Fund, GSAM receives management fees from the Fund. In addition, GSAM’s affiliates may earn fees from relationships with your Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, Goldman Sachs will still receive significant compensation from your Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of your Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your Fund. The results of your Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, your Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, your Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your Fund. In some cases, such adverse impacts may result from differences in timing of transactions by accounts relative to when your Fund executes transactions in the same securities.

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Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your Fund. Your Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by your Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend your Fund or who engage in transactions with or for your Fund.
For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s ADV Part 2.
Hotchkis and Wiley Capital Management, LLC (HWCM).
COMPENSATION DISCLOSURE. The Investment Team, including portfolio managers, is compensated in various forms, which may include one or more of the following: (i) a base salary, (ii) bonus, (iii) profit sharing and (iv) equity ownership. Compensation is used to reward, attract and retain high quality investment professionals.
The Investment Team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.
Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of the Advisor using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of the firm’s Executive and Compensation Committees. The amount of the bonus is determined by the total amount of the firm’s bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.
The portfolio managers of the Funds own equity in the Advisor. The Advisor believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. The Advisor believes that the combination of competitive compensation levels and equity ownership provides the Advisor with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in the Advisor receive their pro rata share of the Advisor’s profits. Investment professionals may also receive contributions under the Advisor’s profit sharing/401(k) plan.
Finally, the Advisor maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, the Advisor has the right to repurchase their ownership thereby increasing the equity bank. This should provide for smooth succession through the gradual rotation of the firm’s ownership from one generation to the next.
The Advisor believes that its compensation structure/levels are more attractive than the industry norm, which is illustrated by the firm’s lower-than-industry-norm investment personnel turnover.
DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other hand. For example, the Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis also provides model portfolio investment recommendations to sponsors without trade execution or additional services. The timing of model delivery recommendations will vary depending on the contractual arrangement with the program Sponsor. As a result, depending on the program arrangement and circumstances surrounding a trade order, H&W’s discretionary clients may receive prices that are more favorable than those received by a client of a program Sponsor or vice versa. The Advisor may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company’s securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, the Advisor has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of the Advisor’s other business activities and the Advisor’s possession of material non-public information about an issuer, which may have an adverse impact on one group of clients while benefiting another group. In certain situations, Hotchkis will purchase different classes of securities of the same

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company (e.g. senior debt, subordinated debt, and or equity) in different investment strategies which can give rise to conﬂicts where Hotchkis may advocate for the beneﬁt of one class of security which may be adverse to another security that is held by clients of a different strategy. Hotchkis seeks to mitigate the impact of these conﬂicts on a case by case basis.
Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay the Advisor performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for the Advisor to favor such accounts in making investment decisions and allocations, the Advisor has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.
Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy. Investment personnel of the ﬁrm or its afﬁliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conﬂicts of interest from such involvement would be monitored for compliance with the ﬁrm’s Code of Ethics.
Hotchkis utilizes soft dollars to obtain brokerage and research services, which may create a conﬂict of interest in allocating clients’ brokerage business. Research services may be used in servicing any or all of H&W’s clients (including model portfolio delivery clients) across all of the firm’s investment strategies, and may beneﬁt certain client accounts more than others. Certain discretionary client accounts may also pay a less proportionate amount of commissions for research services. If a research product provides both a research and a non-research function, H&W will make a reasonable allocation of the use and pay for the non-research portion with hard dollars. Hotchkis will make decisions involving soft dollars in a manner that satisﬁes the requirements of Section 28(e) of the Securities Exchange Act of 1934.
J.P. Morgan Investment Management, Inc. (JPMorgan)
POTENTIAL CONFLICTS. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.
JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.
JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability

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and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.
PORTFOLIO MANAGER COMPENSATION. JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.
These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.
Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.
JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.

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Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% allocated to the specific und(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other Funds available in the plan or can take the form of RSUs.
JENNISON ASSOCIATES LLC
COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents the majority of an investment professional’s compensation.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio managers may include:
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One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
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The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
The qualitative factors reviewed for the portfolio managers may include:
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The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
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Qualitative factors such as teamwork and responsiveness;
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Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and
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Historical and long-term business potential of the product strategies.
POTENTIAL CONFLICTS OF INTEREST. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
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Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively

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derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.
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Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
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Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.
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Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
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Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.
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Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
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Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.
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Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts and between wrap fee program sponsors.
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Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
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Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
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Jennison has adopted a code of ethics and policies relating to personal trading.
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Jennison has adopted a conflicts of interest policy and procedures.
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Jennison provides disclosure of these conflicts as described in its Form ADV brochure.

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Lazard Asset Management LLC
COMPENSATION. Lazard Asset Management LLC (Lazard) compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.  Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates.  Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account.  Various factors are considered in the determination of a portfolio manager's compensation.  All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time.  Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy.
Total compensation is generally not fixed, but rather is based on the following factors:  (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.
Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers.  The variable bonus for the Fund’s portfolio management team in respect of its management of the Fund is determined by reference to corresponding indices.  The portfolio manager's bonus also can be influenced by subjective measurement of the manager's ability to help others make investment decisions.  A portion of a portfolio manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain funds, in shares that vest in two to three years.  Certain portfolio managers' bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.
CONFLICTS OF INTEREST. Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to the Fund's investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, the Fund is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts, including the following:
1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the Fund. In addition, the Fund is subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the corresponding Similar Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.
2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.
3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. As illustrated in the table above, most of the portfolio managers manage a significant number of Similar Accounts in addition to the Fund.

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4. Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Fund.
5. The table found in this section above notes the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Fund.
6. Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund's and such Similar Accounts' investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Fund to the extent it invests “long” in the same or similar securities whose market values fall as a result of short-selling activities.
7. Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
8. Under Lazard's trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard's allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.
LMCG Investments, LLC.
COMPENSATION. Portfolio managers and other investment team members at LMCG are compensated through a combination of base salary and incentive bonus. LMCG’s incentive bonus plan for these investment personnel is a revenue-share model based on strategy performance relative to a peer group universe of retail and institutional managers. The incentive formula is based on the strategy’s performance rankings within the universe for a blended time period which includes one year, three years, five years and since-inception performance. Incentive bonuses are not calculated on specific client or specific fund assets.
CONFLICTS OF INTEREST. LMCG’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. A portfolio manager may also manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. LMCG has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. Similarly, trading in securities by LMCG personnel for their own accounts potentially could conflict with the interest of clients. LMCG has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as a registered investment adviser.
Loomis, Sayles & Company, L.P. (Loomis Sayles)
MATERIAL CONFLICTS OF INTEREST. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers.  A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest.  Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time.  Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts.  Conflicts of interest also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.”

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PORTFOLIO MANAGER COMPENSATION. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients.
Mr. Hamzaogullari’s compensation has four components: a competitive base salary, an annual incentive bonus driven by investment performance, participation in a long-term incentive plan (with an annual and post-retirement payouts), and a revenue sharing bonus if certain revenue thresholds and performance hurdles are met. Maximum variable compensation potential is a multiple of base salary and reflects performance achievements relative to peers with similar disciplines. The performance review considers the asset class, manager experience, and maturity of the product. The incentive compensation is based on trailing strategy performance and is weighted at one third for the three-year period, one third for the five-year period and one third for the ten-year period. Mr. Hamzaogullari also receives performance based compensation as portfolio manager for a private investment fund. The firm’s senior management reviews the components annually.
In addition, Mr. Hamzaogullari participates in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). He may also participate in the Loomis Sayles deferred compensation plan which requires all employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the employee's behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.
Fixed Income Funds’ Portfolio Managers
Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan, and a defined benefit plan to all employees hired before May 3, 2003. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed-income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the firm’s Chief Investment Officer (“CIO”) and senior management. The firm’s CIO and senior management evaluate these other factors annually.
While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group.
The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five- or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.
Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because Loomis Sayles believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles. The external benchmark used for the investment style utilized for the AST Blackrock/Loomis Sayles Bond Portfolio is the Bloomberg Barclays US Aggregate Bond Index.
In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.
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Most mutual funds do not directly contribute to a portfolio manager’s overall compensation because Loomis Sayles uses the performance of the portfolio manager’s institutional accounts compared to an institutional peer group. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.
Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation and apply to certain portfolio managers, certain other investment talent, and certain high-ranking officers.
The first plan has several important components distinguishing it from traditional equity ownership plans:
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the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
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upon retirement, a participant will receive a multi-year payout for his or her vested units; and
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participation is contingent upon signing an award agreement, which includes a non-compete covenant.
The second plan grants participants an annual participation in company earnings; the annual amount which is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants but there is a non-solicitation covenant.
Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan(s). The plan(s) was/were initially offered to portfolio managers and over time, the scope of eligibility widened to include other key investment professionals. Management has full discretion on what units are issued and to whom.
Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).
In addition, portfolio managers may also participate in the Loomis Sayles deferred compensation plan which requires all Loomis Sayles employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those Loomis Sayles employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the Loomis Sayles employee’s behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.
LSV Asset Management (LSV)
PORTFOLIO MANAGER COMPENSATION. The Portfolio Managers’ compensation consists of a salary and discretionary bonus. Each of the Portfolio Managers is a Partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group.
POTENTIAL CONFLICTS. The same team of Portfolio Managers is responsible for the day-to-day management of all of LSV's accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, LSV's Forensic Testing Committee, consisting of the Chief Compliance Officer, Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and allocation of partially filled block trades to confirm consistency with LSV’s policies and procedures.

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Martin Currie Inc.
CONFLICT OF INTEREST
CLIENT FACING POLICY
Introductory note
Martin Currie is subject to legal and regulatory obligations in the jurisdictions in which it operates. This includes, but is not limited to, the UK FCA Rules, the US SEC Rules and the Australian ASIC Rules. Martin Currie is required under these laws to maintain an independent compliance function, which is responsible for oversight of the firm’s compliance with its legal and regulatory obligations. The Compliance Manual, maintained and overseen by the GLRC and the Martin Currie Executive, sets out policies with which our staff must comply to enable the firm to comply with applicable law and regulation.
Please note that the following document is a summary of the full policy. We do not disclose our full policies externally unless specifically requested by an applicable regulatory or government authority.
This client facing policy is designed to provide a substantive overview of the full policy. It contains all the key information and procedures that are set out in the full internal policy but we are happy to add any additional detail as required or to discuss any aspect of our policy and approach. Please address any queries to the Chief Compliance Officer in the first instance.
The full internal policy applies to all Martin Currie employees and to all activities they conduct under that employment. For the avoidance of doubt, for the purposes of the application of Martin Currie’s policies and procedures, any reference to ‘employee’ includes any contract employees, secondees and other temporary staff. In addition, it includes employees seconded to Legg Mason Asset Management Singapore Limited. It also includes any individual conducting any activities under Martin Currie Australia (‘MCA’), the trading name of a division of Legg Mason Asset Management Australia Limited (‘LMAMAL’).
Martin Currie Investment Management Ltd, registered in Scotland (no 66107) and whose registered address is Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES, Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959, www.martincurrie.com.. Martin Currie Inc, registered in New York and in Scotland (no BR2575), whose registered office is at New York Times Building, 620 Eighth Avenue, 49th Floor, New York, NY 10018. Both companies are authorised and regulated by the Securities Exchange Commission and the Financial Conduct Authority.
Please note that calls to the above number may be recorded.
POLICY STATEMENT
A fundamental ethical principle of Martin Currie Limited and its affiliates (“Martin Currie”) is to pay due regard to the interests of its clients (“Client(s)”) and to manage potential conflicts of interest fairly.
THE POLICY
Martin Currie takes a holistic view of conflict risk and conflict mitigation. It has policies, systems and controls in place to identify such potential conflicts between itself and its Clients, as well as between one Client and another, to achieve consistent treatment of conflicts of interest throughout its business. It aims to manage any conflicts of interest that may arise and to ensure, as far as practicable, that such conflicts do not adversely affect the interests of its Clients. In certain situations, despite our best efforts and documented policies to manage potential conflicts, a conflict could arise. In such circumstances, we are committed to disclosure. Clients should be aware of the following areas where conflicts could arise.
Affiliates
Martin Currie product managers and other employees may invest in funds managed by Martin Currie and its affiliates. In addition, Martin Currie and its affiliates, may provide seed or additional capital to such funds so that new investment strategies may be implemented. Martin Currie product managers may invest in affiliated entities provided the decision to invest is made solely in the best interests of the Client. Martin Currie representatives may also be members of the Board of Directors of affiliated funds in which Clients invest. Legg Mason and its affiliates may introduce Clients or have affiliation with certain Martin Currie clients. These affiliates may also invest in other investment management companies which are direct and/or indirect competitors of Martin Currie’s business. Affiliated funds may have an “umbrella” legal structure that consists of more than one investment strategy or share class(es). Such structures may result in cross-liabilities, and the allocation of fees and expenses between different strategies or share class(es) that form part of the umbrella may be decided on a case-by-case basis.

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Investment ideas
While Martin Currie's investment staff share investment ideas and disclose intended transactions ahead of execution, one product manager may commence dealing ahead of another product manager. With regards to orders relating to Client portfolios under the control of the same product manager, these must be authorised at the same time, unless there is clear investment rationale for excluding any Client orders. For Advisory mandates, ideas are disclosed in accordance with the terms of the respective agreements. Martin Currie, where it deems it appropriate, may invest in a different type of instrument for one Client than for another Client, for the same intended investment purpose, as long as the underlying investment exposure results in broadly the same outcome. Martin Currie portfolio managers are prevented from dealing in certain securities which are on a banned or restricted list. Securities may be recorded on such lists where Martin Currie possesses non-public price sensitive information on such securities or for regulatory reasons.
Dispersion
While procedures are in place to minimise the risk, not all Client portfolios that are investing in the same investment strategy will hold the same securities and receive the same investment return. Dispersion may be caused for a number of reasons including, but not limited to, cash-flow differences, Client commission recapture programmes, and individual Client restrictions.
Relationships with investee companies
Martin Currie may invest in companies on behalf of Clients, and at the same time have a separate relationship with these companies. This could be a client relationship, or the investee company may be engaged by Martin Currie as a service provider.
Fee structures
Martin Currie may charge different fee structures to different Clients for similar services, including whether fees will be in the form of performance fees and/or ad valorem. Portfolio managers may be remunerated differently for different types of strategies and/or the management of different Client portfolios managed within the same strategy.
Liquidity
As Martin Currie generally makes investment management decisions for Clients investing in the same product at the same time, due to liquidity constraints an individual Client order may take longer to complete than if Martin Currie were dealing for a smaller number of Clients or an individual Client in isolation.
Key policies and procedures
To limit the risk of potential conflicts of interest as far as possible, Martin Currie has policies and procedures designed to ensure that we treat customers fairly. These include but are not limited to:
Capacity Management - regular product reviews are carried out when a product is reaching capacity and the decision of whether to close or re-open a product to new assets lies with the Executive Committee.
Communication of Investment Ideas - the Investment Floor hold regular meetings to provide forums to share preliminary ideas, recommendations and to discuss portfolio activity. The investment rationale behind all trading activity is communicated across the investment floor.
Cross Trades - must be in the interest of all participating Clients and the price at which such transactions are executed must be struck by an independent third party.
Disclosure of Interest - Martin Currie permits portfolio managers to acquire substantial positions on behalf of our Clients, subject to adherence to specific Client restrictions in accordance with the Investment Management Agreement(s). Policies, procedures and controls are in place to ensure full compliance with legal, regulatory and stock exchange rules in respect of such disclosures.
Employee Dealing - client orders have priority and 'blackout' periods are in place.
Error Management - all employees are required to promptly report errors upon detection. Martin Currie’s policy is to compensate for direct net losses its errors cause, unless otherwise agreed with the client. In general, a minimum compensation payment of US$500 is applied in accordance with general industry practice.

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Dispersion - Quarterly Reviews are conducted by the Head of Investment Risk Governance. Material variances in holdings and performance are investigated and documented.
Fair valuation of securities - Martin Currie does not provide valuation services to its Clients and its affiliated funds have independent administrators who are responsible for the provision of valuation services. However, Martin Currie may recommend a 'fair value' of a security (or securities) to its Clients and/or independent boards of its funds. Such recommendations are made by the internal fair valuation committee which is independent from the portfolio manager(s).
Front Running - all Client portfolios eligible to participate in an investment decision must be considered at the same time and where a Client(s) is excluded, the rationale must be recorded.
Gifts & Entertainment – all employees are subject to the inducements policy where clear requirements are outlined in terms of what is permissible, approval thresholds by line management and compliance, and regulatory obligations.
Investing in Affiliated Funds - express Client consent is required before investing in affiliated funds and the double charging of fees is prohibited. The Chief Compliance Officer must approve any decision relating to investments by the Company in Funds managed by one of its subsidiaries.
IPO applications and allocations - all Client portfolios eligible to participate must be considered and the rationale for excluding a Client(s) must be recorded.
Mandate compliance - Martin Currie has a robust pre- and post-transaction investment monitoring system which is designed to ensure compliance with specific Client requirements captured within an Investment Management Agreement including any specific regulatory restrictions to which Clients are subject.
Reward & Remuneration - reward and remuneration structures are built on a number of core principles, are performance-related, realistic, motivational, and encourage retention and are aligned with Martin Currie's core values.
Shareholder voting - Martin Currie makes all voting decisions in-house, in accordance with our Global Corporate Governance Principles. These principles set out a primary standard for well-governed companies that is widely applicable, irrespective of national legislative frameworks or listing rules. We always vote in line with our client’s best interests and have a proxy voting policy in place, which is designed to enhance shareholders' long-term economic interests. We also endorse the Financial Reporting Council’s Stewardship Code and believe that good governance of the companies in which we invest is an essential part of creating shareholder value and delivering investment performance for our clients.
Trade Allocation - intended allocations must be recorded prior to passing the transaction for execution to the centralised trading team. Where orders are not completed in full, the allocation must be pro-rated relative to the intended allocation and to the nearest board lot size, assuming pro-rating is permitted by market practice. All subsequent re-allocations must be pre-approved by compliance. Investment opportunities in unlisted stocks are allocated between eligible Clients on a pro-rated basis or, where Clients are unable to co-invest alongside each other, on an agreed basis in accordance with each Client’s stated investment objective and policy.
Review process
Martin Currie performs an annual business review of its conflicts of interest register and will notify Clients of any material changes, as and when they occur.
Massachusetts Financial Services Company.
COMPENSATION. MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.
MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2020, portfolio manager total cash compensation is a combination of base salary and performance bonus:

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Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
With respect to each portfolio manager except Mr. Joseph Flaherty, Jr., Mr. Kevin Beatty and Mr. Ted Maloney, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment horizon. The fixed-length time periods include the portfolio manager's full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2020, the following benchmarks were used to measure the following portfolio managers' performance for the following Portfolios:
AST MFS Global Equity Portfolio
Portfolio Manager: Roger Morley
Benchmark(s): MSCI World Index (net div)
Portfolio Manager: Ryan McAllister
Benchmark(s): MSCI World Index (net div)
AST MFS Growth Portfolio
Portfolio Manager: Eric Fischman
Benchmark(s): Russell 1000® Growth Index
Portfolio Manager: Paul Gordon
Benchmark(s): Russell 1000® Growth Index
AST MFS Large-Cap Value Portfolio
Portfolio Manager: Nevin Chitkara
Benchmark: Russell 1000® Value Index
Portfolio Manager: Katherine Cannan
Benchmark: Russell 1000® Value Index
AST Mid-Cap Growth Portfolio
Portfolio Manager: Eric Fischman
Benchmark: Russell Midcap Growth Index
Portfolio Manager: Paul Gordon
Benchmark: Russell Midcap Growth Index
AST MFS Growth Allocation Portfolio
Portfolio Manager: Natalie Shapiro
Benchmark: Custom blended index consisting of S&P 500 Index (54%), MSCI Europe, Australasia and the Far East (EAFE) Index (21%), FTSE EPRA/NAREIT Developed Real Estate Net Index (5%) and the Bloomberg Barclays US Aggregate Bond Index (20%).
AST Mid Cap Value Portfolio
Portfolio Manager: Kevin Schmitz and Brooks Taylor
Benchmark: MSCI USA Mid Cap Value Index (gross div)

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Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).
The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
With respect to Mr. Joseph Flaherty, Jr., his compensation reflects his broader role within MFS as Chief Investment Risk Officer in addition to being a portfolio manager. His performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Investment Officer which takes into account his broad leadership responsibilities. This performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
With respect to Mr. Kevin Beatty, his compensation reflects his broader role within MFS as Co-Chief Investment Officer - Equity - Americas of MFS in addition to being a portfolio manager. His performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Investment Officer which takes into account his broad leadership responsibilities. This performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
With respect to Mr. Ted Maloney, his compensation reflects his broader role within MFS as Chief Investment Officer of MFS in addition to being a portfolio manager. The Chief Executive Officer of MFS determines and recommends the amount of his compensation to the Sun Life Management Resources Committee of the Board of Directors of Sun Life Financial, Inc. (the ultimate parent company of MFS). His performance bonus is based on a combination of quantitative and qualitative factors. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Executive Officer which takes into account his broad leadership responsibilities. In addition, Mr. Maloney participates in a mandatory deferred compensation program whereby a portion of his performance bonus is deferred and awarded in the form of restricted stock units.
With respect to Ms. Alison O'Neill Mackey, her compensation reflects her broader role within MFS as Co-Chief Investment Officer-Equity-Americas in addition to being a portfolio manager. Her performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Investment Officer which takes into account her broad leadership responsibilities. This performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

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MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
POTENTIAL CONFLICTS OF INTEREST. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.
The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including proprietary accounts) with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Portfolio's investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.
When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS and/or its affiliates own or have an interest.
To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.
Morgan Stanley Investment Management Inc.
POTENTIAL CONFLICTS OF INTEREST
MSIM and/or its affiliates (together “Morgan Stanley”) provide a broad array of discretionary and non-discretionary investment management services and products for institutional accounts and individual investors. In addition, Morgan Stanley is a diversified global financial services firm that engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley has advised clients and has sponsored, managed or advised other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
Material Non-Public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to MSIM and its affiliates. If such information becomes available, MSIM may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. MSIM may also from time to time be subject to contractual ‘‘stand-still’’ obligations

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and/or confidentiality obligations that may restrict its ability to trade in certain investments on the Fund’s behalf. In addition, MSIM and its affiliates may be precluded from disclosing such information to the individuals of MSIM responsible for managing the Fund’s investments, even in circumstances in which the information would be beneficial if disclosed. Therefore, the individuals responsible for managing the Fund’s investments may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made by the Fund, and MSIM may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain individuals of MSIM responsible for managing the Fund’s investments may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with Morgan Stanley unrelated to that of the Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, MSIM’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that MSIM will be able to source any investments from any one or more parts of the Morgan Stanley network.
MSIM may restrict its investment decisions and activities on behalf of the Fund in various circumstances, including because of applicable regulatory requirements or information held by MSIM or its affiliates. MSIM might not engage in transactions or other activities for, or enforce certain rights in favor of, the Fund due to Morgan Stanley’s activities outside the Fund (e.g., MSIM may refrain from making investments for the Fund that would cause Morgan Stanley to exceed position limits or cause Morgan Stanley to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.
Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, MSIM generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the Fund with the benefit of information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Fund in a manner that may be adverse to the Fund, and will not have any obligation or other duty to share information with MSIM.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures, personnel on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” MSIM faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of MSIM to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that MSIM may otherwise have purchased or sold for the Fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, MSIM generally will be subject to fiduciary requirements. Information barriers also exist between certain businesses within MSIM, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and MSIM will also apply to the businesses within MSIM. As a result, the Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect the Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in MSIM, MSIM limits an activity or transaction for the Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, MSIM and the individuals of MSIM responsible for managing the Fund’s investments, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with MSIM. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for MSIM to favor such other accounts.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to the Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls

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within the Fund’s investment objectives. The Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to the Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the Fund’s advantage. There can be no assurance that the Fund will have an opportunity to participate in certain opportunities that fall within its investment objectives.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, MSIM has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of MSIM, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of MSIM. The individuals of MSIM responsible for managing the Fund’s investments review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of the Fund.
It is possible that Morgan Stanley or an Affiliated Investment Account will invest in a company that is or becomes a competitor of a company of which the Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with the Fund.
In addition, certain investment professionals who are involved in the Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by MSIM and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with the Fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for the Fund.
MSIM and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, the Fund even though such other clients’ investment objectives may be similar to those of the Fund.
Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and the Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Fund.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the Adviser on the Fund’s behalf.
Principal Investments. To the extent permitted by applicable law, there may be situations in which the Fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or their affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when the Fund invests in certain companies or other entities, other funds affiliated with MSIM or its affiliates may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by MSIM may invest in the companies or other entities in which the Fund has made an investment. Under such circumstances, the Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by the Fund are different from (or take priority over) those held by such other funds, MSIM may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by the Fund.
Transactions with Affiliates. MSIM might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. MSIM will not purchase securities on behalf of the Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases

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by MSIM on behalf of the Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
General Process with Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between MSIM, related persons of MSIM and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, MSIM has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. MSIM seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.
Portfolio Manager Compensation Structure
Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
Incentive compensation may include:
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Cash Bonus.
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Deferred Compensation:
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A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
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IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.
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Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.
Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
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Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager
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Revenue and profitability of the Firm
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Return on equity and risk factors of both the business units and Morgan Stanley
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Assets managed by the portfolio manager
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External market conditions
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New business development and business sustainability
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Contribution to client objectives
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Individual contribution and performance

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Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
Neuberger Berman Investment Advisers LLC (NBIA)
COMPENSATION. NBIA’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. NBIA is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.
Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman organization (NB). Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.
The terms of NBIA’s long-term retention incentives are as follows:
Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in NB’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. NBIA also offers an equity acquisition program which allows employees a more direct opportunity to invest in NB. For confidentiality and privacy reasons, NBIA cannot disclose individual equity holdings or program participation.
Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of NB investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to NB investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader NB portfolio.
Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, NBIA cannot disclose individual restrictive covenant arrangements.
CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a Portfolio Manager for Neuberger Berman Investment Advisers LLC (“NBIA”) has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the Investment Company Act of 1940, as amended, prohibits the mutual funds from participating in certain transactions with certain of its affiliates and from participating in

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“joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives. A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations, certain businesses within the Neuberger Berman Organization (“NB”) will seek access to material non-public information. For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information. NB maintains procedures that address the process by which material non-public information may be acquired intentionally by NB. When considering whether to acquire material non-public information, NB will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of NB’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since NB may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that NB, including a fund, may purchase or potentially limiting the ability of NB, including a fund, to sell such securities or instruments. Similarly, where NB declines access to (or otherwise does not receive or share within NB) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, NB will endeavor to act fairly to its clients as a whole. NB reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.
NBIA has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Pacific Investment Management Company LLC.
PORTFOLIO MANAGER COMPENSATION. PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:
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PIMCO’s pay practices are designed to attract and retain high performers;
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PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;
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PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and
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PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.
The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:
Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:
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Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable

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benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;
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Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
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Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
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Contributions to mentoring, coaching and/or supervising members of team;
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Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
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With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.
PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.
Deferred Compensation – The Long Term Incentive Plan (“LTIP”) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.
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The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.
Eligibility to participate in LTIP is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.
Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
CONFLICTS OF INTEREST. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Portfolios. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Portfolio in a manner beneficial to the investing account but detrimental to the Portfolio. Conversely, PIMCO’s duties to the Portfolios, as well as regulatory or other limitations applicable to the Portfolios, may affect the courses of action available to PIMCO-advised accounts (including certain Portfolios) that invest in the Portfolios in a manner that is detrimental to such investing accounts.
Because PIMCO is affiliated with AllianzSE, a large multi-national financial institution, conflicts similar to those described below may occur between the Portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolios or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.
Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.

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Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Portfolios or other accounts managed by PIMCO (each a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.
From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.
When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.
Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.
In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.
Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

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PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.
In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.
Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.
From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).
PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.
PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

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The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.
Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.
PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A, attached as Exhibit B.
PGIM Investments LLC (PGIM Investments)
PORTFOLIO MANAGER COMPENSATION. Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that:
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Attract and reward highly qualified employees
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Align with critical business goals and objectives
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Link to the performance results relevant to the business segment and Prudential
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Retain top performers
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Pay for results and differentiate levels of performance
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Foster behaviors and contributions that promote Prudential's success
The components of compensation for a Vice President in PGIM Investments consists of base salary, annual incentive compensation and long term incentive compensation.
Base Pay Overview: The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan—from CEO through an entry-level job—is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan's effective date for base pay increases.
Annual Incentive Compensation Overview: The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year. Incentive payments are awarded based on organizational performance—which determines the available dollar amounts—and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization. Incentive payments are granted from a budgeted amount of money that is made available by the Company.

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Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization's budget pool may be increased or decreased based on organizational performance. Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth.
Long Term Incentive Compensation Overview: In addition, executives at the Vice President level and above are eligible to participate in a long term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest  1∕3 per year over 3 years and the restricted stock vests 100% at the end of 3 years.
CONFLICTS OF INTEREST. PGIM Investments follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.
PGIM FIXED INCOME
COMPENSATION. General. The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.
An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:
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business initiatives;
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the number of investment professionals receiving a bonus and related peer group compensation;
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financial metrics of the business relative to those of appropriate peer groups; and
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investment performance of portfolios: (i) relative to appropriate peer groups; and/or (ii) as measured against relevant investment indices.
Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based, in whole or in part (depending on the date of the grant), on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based on the performance of either (i) a long/short investment composite or (ii) a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance. The targeted long-term incentive plan is designed to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of a particular long/short composite or commingled investment vehicle. The chief investment officer/head of PGIM Fixed Income also receives (i) performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc.; (ii) book value units which track the book value per share of Prudential Financial, Inc.; and (iii) Prudential Financial, Inc. stock options. Each of the restricted stock, grants under the long-term incentive plans, performance shares, book value units and stock options is subject to vesting requirements.
POTENTIAL Conflicts of Interest. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:
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elimination of the conflict;
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disclosure of the conflict; or
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management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

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PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.
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Performance Fees - PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates could be considered to have the incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
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Affiliated accounts - PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.
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Large accounts/higher fee strategies - large accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income.
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Long only and long/short accounts - PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. PGIM Fixed Income may, therefore, sell, and has at times sold, a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.
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Securities of the same kind or class - PGIM Fixed Income sometimes buys or sells, or direct or recommend that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors as PGIM Fixed Income seeks the most advantageous terms reasonably attainable in the circumstances. PGIM Fixed Income may also, at any time, execute, and has at times executed, trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, or not trade such securities in any other account. While such trades (or a decision not to trade) could appear as inconsistencies in how PGIM Fixed Income views a security for one client versus another, opposite way trades are generally due to differences in investment strategy, portfolio composition or client direction.
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Investment at different levels of an issuer’s capital structure— PGIM Fixed Income may invest, and has at times invested, client assets in the same issuer, but at different levels in the issuer’s capital structure. For instance, PGIM Fixed Income may invest, and has at times invested, client assets in private securities or loans of an issuer and invest the assets of other clients in publicly traded securities of the same issuer. In addition, PGIM Fixed Income may invest, and has at times invested, client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) where PGIM Fixed Income also, at the same or different time, invests the assets of another client (including affiliated clients) in a different class or tranche of securities of the same vehicle. These different securities may have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. For some of these securities (particularly private securitized product investments for which clients own all or a significant portion of the outstanding securities or obligations), PGIM Fixed Income may have, and has had, input regarding the characteristics and the relative rights and priorities of the various classes or tranches.
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When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income may find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions may result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder may prefer a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. In some cases, PGIM Fixed Income may refrain, and has at times refrained, from taking certain actions or making investments on behalf of certain clients or PGIM Fixed Income may sell, and has at times sold, investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not

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refrain, and has at times not refrained, from taking actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing conflicts of interest will be resolved on a case-by-case basis. Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable law
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Financial interests of investment professionals - PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including ETFs, mutual funds and collective investment trusts. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals have financial interests in accounts managed by PGIM Fixed Income or that are related to the performance of certain client accounts.
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Non-discretionary/limited discretion accounts - PGIM Fixed Income provides non-discretionary investment advice to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa.
How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.
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Each quarter, the chief investment officer/head of PGIM Fixed Income holds a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. At each of these quarterly investment strategy review meetings, the chief investment officer/head of PGIM Fixed Income and the strategy team review and discuss the investment performance and performance attribution for each client account managed in the strategy. These meetings are also attended by the head of the investment risk management group or his designee and a member of the compliance group.
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In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation procedures. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: (i) number of new issues allocated in the strategy; (ii) size of new issue allocations to each portfolio in the strategy; (iii) profitability of new issue transactions; (iv) portfolio turnover; (v) and metrics related to large and block trade activity. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.
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PGIM Fixed Income has procedures that specifically address its side-by-side management of certain long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.
Conflicts Related to PGIM Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.
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Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests, and may in the future invest, client assets in funds that it manages or subadvises for an affiliate. PGIM Fixed Income also invests cash collateral from securities lending transactions in these funds. These investments benefit both PGIM Fixed Income and its affiliate.
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Conflicts Related to Co-investment by Affiliates. PGIM Fixed Income affiliates have provided, and may in the future provide, initial funding or otherwise invest in vehicles it manages. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a future point in time or when it deems that sufficient additional capital has been invested in that fund.
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The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.
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In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.
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PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.
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Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM Fixed Income’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed

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Income does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.
PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management of long only and long/short accounts.
Conflicts Related to Financial Interests and the Financial Interests of Affiliates
Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:
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PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.
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PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.
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PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.
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PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts but at different levels in the capital structure. For example:
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Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at different levels of an issuer’s capital structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.
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To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.
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Certain of PGIM Fixed Income’s affiliates (as well as directors or officers of its affiliates) are officers or directors of issuers in which PGIM Fixed Income invests from time to time. These issuers may also be service providers to PGIM Fixed Income or its affiliates.
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In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.
In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.
Conflicts Arising Out of Legal Restrictions.
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At times, PGIM Fixed Income is, and may in the future be, restricted bylaw, regulation, contract or other constraints as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts.
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PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. Prudential Financial tracks these aggregated holdings and PGIM Fixed Income may restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded.
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In addition, PGIM Fixed Income has received, and may in the future receive, material, non-public information with respect to a particular issuer and, as a result, have been, and may in the future be, unable to invest in or execute transactions in securities of that issuer for its clients. This information can be received voluntarily or involuntarily and under varying circumstances, including upon execution of a non-disclosure agreement, as a result of serving on the board of directors of a company, or serving on an ad hoc or official creditors' committee. In some instances, PGIM Fixed Income has created, and may in the future create, an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of PGIM Fixed Income. PGIM Fixed Income faces conflicts of interest in determining whether to accept material, non-public information. For example, PGIM Fixed Income has sought, and may in the future seek, with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving material, non-public information about the borrowers to which an account may lend (through assignments, participations or otherwise), which may place an account at an information disadvantage relative to other lenders. Conversely, PGIM Fixed Income has chosen, and may in the future choose, to receive material, non-public information about borrowers for its clients that invest in bank loans, which has restricted, and may in the future restrict, its ability to trade in other securities of the borrowers for its clients that invest in corporate bonds.

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Conflicts Related to Investment Consultants
Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.
PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.
Other interactions PGIM Fixed Income has with investment consultants include the following:
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it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;
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it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;
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it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and
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it may pay for the opportunity to participate in conferences organized by investment consultants.
PGIM Fixed Income will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.
A client’s relationship with an investment consultant may result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA) may be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.
Conflicts Related to Service Providers. PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or subadvises. A service provider may provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship. PGIM Fixed Income may benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.
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Conflicts Related to Valuation and Fees.
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When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to value investments at higher valuations. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. In addition, single client account clients often calculate fees based on the valuation of assets provided by their custodian or administrator.
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Conflicts Related to Securities Lending Fees
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When PGIM Fixed Income manages a client account and also serves as securities lending agent for the account, PGIM Fixed Income is compensated for its securities lending services by receiving a portion of the proceeds generated from the securities lending activities of the account. PGIM Fixed Income could, therefore, be considered to have the incentive to invest in securities that would generate higher securities lending returns, but that may not otherwise be in the best interest of the client account.
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Conflicts Related to Long-Term Compensation.The performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review

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procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, PGIM Fixed Income’s chief investment officer/head reviews performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy. These quarterly investment strategy review meetings are also attended by the head of the investment risk management group or his designee and a member of the compliance group.
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Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages or subadvises. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.
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Conflicts Related to Trading – Personal Trading by Employees. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.
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In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.
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Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.
PGIM Real Estate.
COMPENSATION. PGIM Real Estate’s compensation philosophy is to provide a competitive total compensation package that engages, motivates and retains top talent while rewarding the achievement of outstanding business results obtained while modeling our Principles and Leadership Competencies.
PGIM Real Estate’s Portfolio Managers are compensated based on the overall performance of PGIM Real Estate, Portfolio Investment Performance relative to benchmarks and absolute and relative levels of individual performance and contribution.
There are generally three elements of total compensation: base salary, annual incentive cash bonus and long term compensation.
Base salary levels are reviewed annually to determine if adjustments are required due to individual performance, job scope change and/or a comparison to market compensation data.
Annual cash bonus awards are determined based on individual contributions to firm performance and relative placement in the market range. The annual cash bonus pool is determined by senior management based on several PGIM Real Estate financial performance measures and other factors including investment performance and organization/talent development.
Individuals at the Vice President level and above are also eligible to receive long term compensation in the form of an annual long term grant. The grant is a combination of deferred cash and Prudential Restricted Stock and cliff vests in three years. During that period, the value of the grant increases or decreases based on the performance of the accounts on which the participant works directly and the performance of all discretionary equity real estate accounts that PGIM Real Estate manages. The increase or decrease in the award for individuals who do not work directly on specific portfolios, e.g., research, transactions and client relations, is based on the performance of all the accounts under management.
Additional, select senior managers are eligible to participate in an incentive fee sharing program (carried interest) for closed-end funds.
CONFLICTS OF INTEREST. PGIM Real Estate is a division of PGIM, Inc. (PGIM), which is an indirect, wholly-owned subsidiary of Prudential Financial and is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PGIM Real Estate's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PGIM Real Estate aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients, including the Fund.

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Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PGIM Real Estate has developed policies and procedures designed to address these potential conflicts of interest.
There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security PGIM Real Estate may purchase or sell on behalf of a Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PGIM Real Estate’s relationship with Prudential Financial and its other affiliates. The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the Independent Trustees of the Fund.
PGIM Real Estate may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for a Fund. PGIM Real Estate, on behalf of client portfolios, engages in real estate and other transactions with REITs and real estate operating companies and may thereby obtain material, non-public information about issuers, resulting in restrictions in trading in securities of such issuers. PGIM Real Estate generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining information barriers to prevent the transfer of this information between units of PGIM Real Estate and PGIM as well as between affiliates and PGIM.
Certain affiliates of PGIM Real Estate develop and may publish credit research that is independent from the research developed within PGIM Real Estate. PGIM Real Estate may hold different opinions on the investment merits of a given security, issuer or industry such that PGIM Real Estate may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PGIM Real Estate may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PGIM Real Estate's affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time. PGIM Real Estate may cause securities transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same securities for other accounts managed by PGIM Real Estate, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).
PGIM Real Estate may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at prices which may be different. In addition, PGIM Real Estate may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Portfolio, due to differences in investment strategy or client direction.
The fees charged to advisory clients by PGIM Real Estate may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.
Large clients generate more revenue for PGIM Real Estate than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PGIM Real Estate of favoring accounts that pay a higher fee or generate more income for PGIM. To address this conflict of interest, PGIM Real Estate has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts. PGIM Real Estate manages certain funds that are subject to incentive compensation on a side-by-side basis with other accounts including the Fund.
PGIM Real Estate has implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.
Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.
PGIM Real Estate and certain of its affiliates engage in various activities related to investment in real estate. For example, PGIM Real Estate or any of its affiliates may enter into financing arrangements with issuers of real estate securities, including the making of loans secured by the assets or by the credit of the issuer of the real estate securities and may, in certain circumstances, exercise of creditor or other remedies, against the issuer of such real estate securities in connection with such financing arrangements. In addition, PGIM Real Estate or any of its affiliates may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class, or from the same issuer as are purchased or sold for this or any other account under the direction of PGIM Real Estate or any of

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its affiliates. PGIM Real Estate or its affiliates as a part of its direct investment in real estate on behalf of clients, may obtain material non-public information regarding an issuer of securities that the fund may hold or wish to hold. As a consequence of these activities, PGIM Real Estate's ability to purchase or sell, or to choose the timing of purchase or sale of, real estate securities of a given issuer may be restricted by contract or by applicable laws, including ERISA or federal securities laws.
Prudential Financial and the general account of The Prudential Insurance Company of America (PICA) may at times have various levels of financial or other interests in companies whose securities may be purchased or sold in PGIM's client accounts, including the Portfolio. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PGIM on behalf of the Fund. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PGIM may invest Fund assets in the securities of companies with which PGIM or an affiliate of PGIM has a financial relationship, including investment in the securities of companies that are advisory clients of PGIM.
PGIM Real Estate follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential and actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.
QMA LLC (QMA)
COMPENSATION. QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.
An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the performance of certain QMA strategies, and (ii) 20% of the value of the grant consists of restricted stock of Prudential Financial, Inc. (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of a fund (or any other individual account managed by QMA) or the value of the assets of a fund (or any other individual account managed by QMA).
The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance of composites representing QMA’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which QMA’s strategies are managed, and 2) business results as measured by QMA’s pretax income.
CONFLICTS OF INTEREST. Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:
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Elimination of the conflict;
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Disclosure of the conflict; or
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Management of the conflict through the adoption of appropriate policies and procedures.
QMA follows Prudential Financial’s policies on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest. Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.
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Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the total return of a portfolio, and may offer greater upside potential to QMA than asset-based fees, depending on how the fees are structured. This side-by-side management could create an incentive for QMA to favor one account over another. Specifically, QMA could have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in

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order to bolster performance and increase its fees. In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.
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Long Only/Long-Short Accounts. QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.
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Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA’s investment professionals may have an interest in funds in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.
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Affiliated Accounts. QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.
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Non-Discretionary Accounts or Model Portfolios. QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. When QMA manages accounts on a non-discretionary basis, the investment team will typically deliver a model portfolio to a non-discretionary client at or around the same time as executive discretionary trades in the same strategy. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.
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Large Accounts/Higher Fee Strategies. Large accounts typically generate more revenue than do smaller accounts and certain strategies have higher fees than others. As a result, a portfolio manager has an incentive when allocating investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.
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Securities of the Same Kind or Class. QMA sometimes buys or sells or directs or recommends that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Although such pricing differences could appear as preferences for one client over another, QMA’s trade execution in each case is driven by its consideration of a variety of factors as we seek the most advantageous terms reasonably attainable in the circumstances. Although such pricing differences could appear as preferences for one client over another, QMA's trade execution in each case is driven by its consideration of a variety of factors as we seek the most advantageous terms reasonably attainable in the circumstances. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, or not trade in any other account. Opposite way trades are generally due to differences in investment strategy, portfolio composition, or client direction.
How QMA Addresses These Conflicts of Interest. The conflicts of interest described above with respect to different types of side-by-side management could influence QMA’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest. QMA's Conflicts of Interest and related policies stress that investment decisions are to be made in accordance with the fiduciary duties owed to each account without giving consideration to QMA or QMA personnel's pecuniary, investment or other financial interests.
In keeping with its fiduciary obligations, QMA’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably over time. QMA’s investment strategies generally require that QMA invest its clients’ assets in securities that are publicly traded. QMA generally does not participate in initial public offerings. QMA's investment strategies are team managed, reducing the likelihood that one portfolio would be favored over other portfolios managed by the team. These factors reduce the risk that QMA could favor one client over another in the allocation of investment opportunities. QMA’s compliance procedures with respect to these policies include independent reviews by its compliance unit of the timing, allocation and aggregation of trades, the allocation of investment opportunities and the performance of similarly managed accounts. These procedures are designed to detect patterns and anomalies in QMA’s side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA’s Trade Management Oversight Committee, which consists of senior members of QMA’s management team, reviews, among other things, trading patterns, execution impact on client accounts and broker performance, on a periodic basis.
QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. QMA may choose to aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction or as soon as possible thereafter, on a pro rata basis equal to each account’s appetite for the issue when such appetite can be determined.

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With respect to QMA’s management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA’s review is intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios, although such views may actually be reasonable and consistent due to differing portfolio constraints.
QMA’s Relationships with Affiliates and Related Conflicts of Interest. As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. It is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.
Conflicts Related to QMA’s Affiliations.
Conflicts Arising Out of Legal Restrictions. QMA may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of QMA’s relationship with Prudential Financial and its other affiliates. For example, QMA’s holdings of a security on behalf of its clients are required under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds. Prudential tracks these aggregate holdings and QMA may restrict purchases, sell existing investments, or otherwise restrict, forego or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to QMA, Prudential or QMA's clients if such thresholds are exceeded. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for its clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates. QMA’s trading of Prudential Financial common stock for its clients’ portfolios also presents a conflict of interest and, consequently, QMA does so only when permitted by its clients.
The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.
Conflicts Related to QMA’s Multi-Asset Class Services. QMA performs asset allocation services as subadviser for affiliated mutual funds managed or co-managed by the Investment Manager, including for some Portfolios offered by the Fund. Where, in these arrangements, QMA also manages underlying funds or accounts within asset classes included in the mutual fund guidelines, QMA will allocate assets to such underlying funds, vehicles, or accounts. In these circumstances, QMA receives both an asset allocation fee and a management fee. As a result, QMA has an incentive to allocate assets to an asset class or vehicle that it manages in order to increase its fees. To help mitigate this conflict, the compliance group reviews the asset allocation to determine that the investments were made within the established guidelines for each asset class or fund.
QMA’s affiliates can have an incentive to seek to influence QMA’s asset allocation decisions, for example to facilitate hedging or improve profit margins. Through training and the establishment of communication barriers, however, QMA seeks to avoid any influence by its affiliates and implements its asset allocation decisions solely in what QMA believes to be the best interests of the funds and in compliance with applicable guidelines. QMA also believes that it makes such allocations in a manner consistent with its fiduciary obligations.
In certain arrangements QMA subadvises mutual funds for the Investment Manager through a program where they have selected QMA as a manager, resulting in QMA’s collection of subadvisory fees from them. The Investment Manager also selects managers for some of QMA’s asset allocation products and, in certain cases, is compensated by QMA for these services under service agreements. The Investment Manager and QMA may have a mutual incentive to continue these types of arrangements that benefit both companies. These and other types of conflicts of interest are reviewed to verify that appropriate oversight is performed.
Conflicts Related to QMA’s Financial Interests and the Financial Interests of QMA’s Affiliates. QMA, Prudential Financial, Inc., The Prudential Insurance Company of America (PICA) and other affiliates of QMA have financial interests in, or relationships with, companies whose securities QMA holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to QMA or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by QMA on behalf of its client accounts. For example, QMA invests in the securities of one or more clients for the accounts of other clients. QMA’s affiliates sell various products and/or services to certain companies whose securities QMA purchases and sells for its clients. QMA’s affiliates hold public and private debt and equity securities of a large number of issuers. QMA invests in some of the same issuers for its client accounts but at different levels in the capital structure. For instance, QMA may invest

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client assets in the equity of companies whose debt is held by an affiliate. Certain of QMA’s affiliates (as well as directors of QMA’s affiliates) are officers or directors of issuers in which QMA invests from time to time. These issuers may also be service providers to QMA or its affiliates. In general, conflicts related to the financial interests described above are addressed by the fact that QMA makes investment decisions for each client independently considering the best economic interests of such client.
Certain of QMA’s employees may offer and sell securities of, and units in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for QMA’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, although sales commissions are not paid for such activities, such sales could result in increased compensation to the employee. To mitigate this conflict, QMA performs suitability checks on new clients as well as on an annual basis with respect to all clients.
Conflicts Related to Long-Term Compensation. A portion of the long-term incentive grant of some of QMA’s investment professionals will increase or decrease based on the annual performance of several of QMA’s strategies over defined time periods. Consequently, some of QMA’s portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to verify that each of its accounts is managed in a manner that is consistent with QMA’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, QMA’s chief investment officer will perform a comparison of trading costs between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts, to verify that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a meeting of QMA's Trade Management Oversight Committee.
Conflicts Related to Service Providers. QMA retains third party advisors and other service providers to provide various services for QMA as well as for funds that QMA manages or subadvises. A service provider may provide services to QMA or one of its funds while also providing services to PGIM, Inc. (PGIM) other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship. QMA may benefit from negotiated fee rates offered to its funds and vice-versa. There is no assurance, however, that QMA will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that it will know of such negotiated fee rates.
Conflicts of Interest in the Voting Process. Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client or affiliate of QMA. When QMA identifies an actual or potential conflict of interest between QMA and its clients or affiliates, QMA votes in accordance with the policy of its proxy voting advisor rather than its own policy. In that manner, QMA seeks to maintain the independence and objectivity of the vote.
T. Rowe Price Associates, Inc.
T. Rowe Price International Ltd.
T. Rowe Price Japan, Inc.
T. Rowe Price Hong Kong Limited
T. Rowe Price Singapore Private Ltd. (collectively, T. Rowe Price)
PORTFOLIO MANAGER COMPENSATION STRUCTURE. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account.

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Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
CONFLICTS OF INTEREST. Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.
The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.
UBS Asset Management (Americas) Inc.
PORTFOLIO MANAGER COMPENSATION. UBS AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with the interests of UBS AM’s clients and other stakeholders.
In general, their total compensation consists of two elements:
Fixed component (base salary and benefits):
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Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.
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The fixed component is used to recognize the experience, skills and knowledge that each employee brings to their role.
Performance award:
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Determined annually on a discretionary basis.
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Based on the individual’s financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as on the performance of their respective function, of UBS AM and of UBS as a whole.
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Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.

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For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.
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Deferred amounts are then delivered via two deferral vehicles—75% in the UBS Asset Management Equity Ownership Plan (“AM EOP”) and 25% in the Deferred Contingent Capital Plan (“DCCP”).
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AM EOP awards generally vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. Deferred awards under the AM EOP are granted in the form of Notional Funds. The Notional Funds are aligned to selected UBS Asset Management funds. They provide for a high level of transparency and correlation between an employee’s compensation and the investment performance of UBS Asset Management. This enhances the alignment of investment professionals’ and other employees’ interests with those of UBS Asset Management’s clients.
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The DCCP is a mandatory deferral plan. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.
UBS Asset Management believes that these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.
POTENTIAL CONFLICTS OF INTEREST. UBS AM’s management of the Portfolio and other accounts could result in potential conflicts of interest if the Portfolio and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Portfolio. A portfolio manager and his or her team manage the Portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.
The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS AM has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code will adequately address all such conflicts.
UBS Group AG (“UBS”), the parent company of UBS AM, is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Portfolio, are engaged in businesses and have interests other than that of managing the Portfolio. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Portfolio. To address these potential conflicts, UBS and UBS AM have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent clients from being disadvantaged.
UBS AM may purchase or sell, or recommend for purchase or sale, for the Portfolio or its other accounts securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position; (iv) for which its affiliates make a market; or (v) in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS AM may recommend to the Portfolio or its other clients, or purchase for the Portfolio or its other clients, securities of issuers in which UBS has an interest as described in this paragraph.
From time to time and subject to client approval, UBS AM may rely on certain affiliates to execute trades for the Portfolio or its other accounts. For each security transaction effected by a UBS affiliate, UBS AM may compensate and such UBS affiliate may retain such compensation for effecting the transaction, and UBS AM may receive affiliated group credit for generating such business.
Transactions undertaken by UBS or client accounts managed by UBS (“Client Accounts”) may adversely impact the Portfolio. UBS and one or more Client Accounts may buy or sell positions while the Portfolio is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Portfolio.
UBS AM and its advisory affiliates utilize a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS AM’s personnel also provide research and trading support to personnel of certain advisory

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affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS AM and its advisory affiliates, UBS AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS AM’s clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS AM’s clients may benefit advisory affiliates and their clients. UBS AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS AM’s overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.
While UBS AM selects brokers primarily on the basis of the execution capabilities, UBS AM, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when UBS AM has determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Arrangements for the receipt of research services from brokers may create conflicts of interest, in that UBS AM have an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.
Victory Capital Management Inc. (“Victory Capital”)
Victory Capital’s portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Portfolio and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Portfolio along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, to assist in the investment decision-making process for its clients, including the Portfolio, Victory Capital may use brokerage commissions generated from securities transactions to obtain research and/or brokerage services from broker-dealers. Thus, Victory Capital may have an incentive to select a broker that provides research through the use of brokerage, rather than paying for execution only. Certain other trading practices, such as cross-trading between the Portfolio and another account, also may raise conflict of interest issues. Victory Capital has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory Capital has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory Capital investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory Capital's compliance program will achieve its intended result.
Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success.
Each of the Victory Capital portfolio managers receives a base salary plus an annual incentive bonus for managing the Portfolio, separate accounts, other investment companies, pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark. Each of the investment franchises employed by Victory Capital (including RS Investments) may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or client accounts relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

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Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.
Wellington Management Company LLP
Portfolio Manager Compensation
Wellington Management receives a fee based on the assets under management of each Portfolio as set forth in the Investment Subadvisory Agreement between Wellington Management and the Manager on behalf of each Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to a Portfolio. The following information is as of December 31, 2020.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of a Portfolio (the “Investment Professional”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professionals is determined by the Investment Professionals’ experience and performance in their role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional, with the exception of Thomas and Isch, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. The Investment Professional's incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professional, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Chally, Garabedian, McLane, Sullivan and Thomas are Partners.
Portfolio	Benchmark Index and/or Peer Group for Incentive Period
AST Mid-Cap Value Portfolio	Russell 2500 Value Index
AST Small Cap Growth Opportunities Portfolio	Russell 2000 Growth Index
AST Global Bond Portfolio	Bloomberg Barclays Global Aggregate Hedged to USD
Potential Conflicts
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. A Portfolio’s managers listed in the prospectus who are primarily responsible for the day-to-day management of a Portfolio (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of a Portfolio. The Investment Professionals make investment decisions for each account, including a Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to a Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of a Portfolio.

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An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Portfolio, or make investment decisions that are similar to those made for a Portfolio, both of which have the potential to adversely impact a Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for a Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of a Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing a Portfolio. Messrs. Chally, Garabedian, McLane, Meyi, Siegle, Sullivan and Thomas also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Western Asset Management Company, LLC
Western Asset Management Company Limited – UK
Western Asset Management Company Ltd. – Japan
Western Asset Management Company Pte. Ltd. – Singapore
COMPENSATION.
At Western Asset, one compensation methodology covers all employees, including investment professionals.
Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in May.
The Firm’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation range for each position within Western Asset is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Furthermore, the incentive bonus makes up the variable component of total compensation. Additional details regarding the incentive bonus are below:
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Each employee participates in the annual review process in which a formal performance review is conducted at the end of the year and also a mid-year review is conducted halfway through the fiscal year.
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The incentive bonus is based on one’s individual contributions to the success of one’s team performance and the Firm. The overall success of the Firm will determine the amount of funds available to distribute for all incentive bonuses.
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Incentive compensation is the primary focus of management decisions when determining Total Compensation, as base salaries are purely targeting to pay a competitive rate for the role.
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Western Asset offers long-term incentives (in the form of deferred cash or Legg Mason restricted stock) as part of the discretionary bonus for eligible employees. The eligibility requirements are discretionary and the plan participants include all investment professionals, sales and relationship management professionals and senior managers. The purpose of the plan is to retain key employees by allowing them to participate in the plans where the awards are denominated in the form of Legg Mason restricted stock or are invested into a variety of Western Asset and Legg Mason funds. These contributions plus the investment gains are paid to the employee if he/she remains employed and in good standing with Western Asset until the discretionary contributions become vested. Discretionary contributions made to the Plan will be placed in a special trust that restricts management's use of and access to the money.
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Under limited circumstances, employees may be paid additional incentives in recognition of outstanding performance or as a retention tool. These incentives may include Legg Mason stock options.

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For portfolio managers, the formal review process also includes the use of a Balanced Scorecard to measure performance. The Balanced Scorecard includes one-, three-, and five-year investment performance, monitoring of risk, (portfolio dispersion and tracking error), client support activities, adherence to client portfolio objectives and guidelines, and certain financial measures (assets under management and revenue trends). In reviewing investment performance, one-, three-, and five-year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by the review process.
CONFLICTS OF INTEREST.
Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.
It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.
With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.
The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.
Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through the Firm’s compliance monitoring program.
Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SOC 1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

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William Blair Investment Management, LLC (William Blair)
COMPENSATION. The compensation of William Blair portfolio managers is based on the firm's mission: “to achieve success for its clients.” The Fund's portfolio managers are partners of William Blair, and their compensation consists of a base salary, a share of the firm's profits and, in some instances, a discretionary bonus. Each portfolio manager’s compensation is determined by the head of William Blair's Investment Management Department, subject to the approval of the firm's Executive Committee. The base salary is fixed and each portfolio manager’s ownership stake can vary over time based upon the portfolio manager’s sustained contribution to the firm's revenue, profitability, long-term investment performance, intellectual capital and brand reputation. In addition, the discretionary bonus (if any) is based, in part, on the long-term investment performance, profitability and assets under management of all accounts managed by each portfolio manager, including the Fund.
CONFLICTS OF INTEREST. Since the portfolio managers manage other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio managers' management of a Portfolio's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades. William Blair also has adopted a Code of Ethics which requires employees to act solely in the best interest of clients and imposes certain restrictions on the ability of its employees to engage in personal securities transactions for their own accounts.
OTHER SERVICE PROVIDERS
CUSTODIAN. The Bank of New York Mellon Corp., 240 Greenwich Street, New York, New York 10286 serves as Custodian for the Trust's portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.
TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including but not limited to postage, stationery, printing, allocable communication expenses and other costs.
BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017-6204 served as the independent registered public accounting firm for the Portfolios for the fiscal year ended December 31, 2020, and in that capacity will audit the annual financial statements for the Portfolios for the next fiscal year. KPMG LLP, 345 Park Avenue, New York, New York 10154, served as the independent registered public accounting firm for the fiscal year ended December 31, 2019.
DISTRIBUTOR. The Trust has distribution arrangements with PAD, pursuant to which PAD serves as the distributor for the shares of each Portfolio. PAD is an affiliate of the Investment Managers.
The Trust’s distribution agreement with respect to the Trust and the Portfolios (Distribution Agreement) has been approved by the Board, including a majority of the Independent Trustees, with respect to each Portfolio. The Distribution Agreement will remain in effect from year to year provided that the Distribution Agreement’s continuance is approved annually by (i) a majority of the Independent Trustees who are not parties to the agreement and, if applicable, who have no direct or indirect financial interest in the operation of the Shareholder Services and Distribution Plan (the 12b-1Plan) or any such related agreement, by a vote cast in person at a meeting called for the purpose of voting on such Agreements and (ii) either by a vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, as applicable.
The Trust has adopted the 12b-1Plan in the manner prescribed under Rule 12b-1 under the 1940 Act. Under the 12b-1Plan, each Portfolio (except for AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio) is authorized to pay PAD an annual shareholder services and distribution fee of 0.25% of each Portfolio’s average daily net assets.

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The shareholder services and distribution fee paid by each Portfolio to PAD is intended to compensate PAD and its affiliates for various administrative services, including but not limited to the filing, printing and delivery of the Trust’s prospectus and statement of additional information, annual and semi-annual shareholder reports, and other required regulatory documents, responding to shareholder questions and inquiries relating to the Portfolios, and related functions and services. In addition, pursuant to the 12b-1Plan, the fee is intended to compensate PAD and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of the covered Portfolios. These activities include, but are not limited to, the following:
■
printing and mailing of prospectuses, statements of additional information, supplements, proxy statement materials, and annual and semi-annual reports for current owners of variable life or variable annuity contracts indirectly investing in the shares (the Contracts);
■
reconciling and balancing separate account investments in the Portfolios;
■
reconciling and providing notice to the Trust of net cash flow and cash requirements for net redemption orders;
■
confirming transactions;
■
providing Contract owner services related to investments in the Portfolios, including assisting the Trust with proxy solicitations, including providing solicitation and tabulation services, and investigating and responding to inquiries from Contract owners that relate to the Portfolios;
■
providing periodic reports to the Trust and regarding the Portfolios to third-party reporting services;
■
paying compensation to and expenses, including overhead, of employees of PAD and other broker-dealers and financial intermediaries that engage in the distribution of the shares including, but not limited to, commissions, service fees and marketing fees;
■
printing and mailing of prospectuses, statements of additional information, supplements and annual and semi-annual reports for prospective Contract owners;
■
paying expenses relating to the development, preparation, printing and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Portfolios;
■
paying expenses of holding seminars and sales meetings designed to promote the distribution of the shares;
■
paying expenses of obtaining information and providing explanations to Contract owners regarding investment objectives, policies, performance and other information about the Trust and its Portfolios;
■
paying expenses of training sales personnel regarding the Portfolios; and
■
providing other services and bearing other expenses for the benefit of the Portfolios, including activities primarily intended to result in the sale of shares of the Trust.
The 12b-1Plan is of a type known as a “compensation” plan because payments are made for services rendered to the covered Portfolios of the Trust regardless of the level of actual expenditures by PAD. However, as part of their oversight of the operations of the Trust and the 12b-1Plan, the Trustees consider and examine all payments made to PAD and all expenditures by PAD for purposes of reviewing operations under the 12b-1Plan. As required under Rule 12b-1, the 12b-1Plan provides that PAD and any other person(s) authorized to direct the disposition of monies paid or payable by the Portfolios pursuant to the 12b-1Plan or any related agreement will provide to the Board, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. Fees payable to PAD under the 12b-1Plan are accrued daily and paid bi-weekly.
The 12b-1Plan and any related agreement will continue in effect, with respect to each Portfolio, for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of (a) the Board and (b) the Trust’s Independent Trustees, cast in person at a meeting called for the purpose of voting on the 12b-1Plan or such agreement, as applicable. In addition, the 12b-1Plan and any related agreement may be terminated at any time with respect to any Portfolio by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities representing the shares of that Portfolio. The 12b-1Plan may not be amended to increase materially the amount of distribution and shareholder service fees permissible with respect to any Portfolio until it has been approved by the Board and by a vote of at least a majority of the outstanding voting securities representing the shares of that Portfolio.
The amounts received by PAD from each Portfolio pursuant to the 12b-1 Plan during the most recently completed fiscal year are set out in the table below:
Amounts Received by PAD
Portfolio Name	Amount
AST Academic Strategies Portfolio	$4,987,813
AST Advanced Strategies Portfolio	$19,027,906
AST AllianzGI World Trends Portfolio	$11,399,532
AST Balanced Asset Allocation Portfolio	$475,834
AST BlackRock Global Strategies Portfolio	$5,392,237
AST BlackRock/Loomis Sayles Bond Portfolio	$9,181,368

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Amounts Received by PAD
Portfolio Name	Amount
AST BlackRock Low Duration Bond Portfolio	$1,269,836
AST Bond Portfolio 2021	$290,042
AST Bond Portfolio 2022	$107,468
AST Bond Portfolio 2023	$72,603
AST Bond Portfolio 2024	$64,873
AST Bond Portfolio 2025	$71,130
AST Bond Portfolio 2026	$228,888
AST Bond Portfolio 2027	$162,402
AST Bond Portfolio 2028	$15,662
AST Bond Portfolio 2029	$25,605
AST Bond Portfolio 2030	$531,375
AST Bond Portfolio 2031	$174,842
AST Bond Portfolio 2032	None
AST Capital Growth Asset Allocation Portfolio	$571,755
AST ClearBridge Dividend Growth Portfolio	$4,930,122
AST Cohen & Steers Global Realty Portfolio	$644,362
AST Cohen & Steers Realty Portfolio	$1,255,951
AST Emerging Markets Equity Portfolio	$1,162,983
AST Fidelity Institutional AM® Quantitative Portfolio	$10,533,982
AST Goldman Sachs Small-Cap Value Portfolio	$1,835,411
AST Government Money Market Portfolio	$2,258,208
AST High Yield Portfolio	$1,514,623
AST Hotchkis & Wiley Large-Cap Value Portfolio	$3,261,101
AST International Growth Portfolio	$4,860,610
AST International Value Portfolio	$3,969,774
AST Investment Grade Bond Portfolio	$15,051,230
AST J.P. Morgan Global Thematic Portfolio	$7,231,547
AST J.P. Morgan International Equity Portfolio	$987,961
AST J.P. Morgan Tactical Preservation Portfolio (formerly, AST J.P. Morgan Strategic Opportunities Portfolio)	$5,152,939
AST Jennison Large-Cap Growth Portfolio	$3,458,276
AST Large-Cap Core Portfolio	$6,686,958
AST Loomis Sayles Large-Cap Growth Portfolio	$6,636,203
AST MFS Global Equity Portfolio	$1,605,441
AST MFS Growth Allocation Portfolio	$2,375,054
AST MFS Growth Portfolio	$3,680,881
AST MFS Large-Cap Value Portfolio	$4,513,515
AST Mid-Cap Growth Portfolio	$3,350,300
AST Mid-Cap Value Portfolio (formerly, AST Neuberger Berman/LSV Mid-Cap Value Portfolio)	$1,666,348
AST Multi-Sector Fixed Income Portfolio	$43,632,686
AST Preservation Asset Allocation Portfolio	$318,553
AST Prudential Core Bond Portfolio	$9,793,930
AST Prudential Growth Allocation Portfolio	$39,209,421
AST QMA US Equity Alpha Portfolio	$1,140,025
AST Quantitative Modeling Portfolio	None
AST Small-Cap Growth Portfolio	$1,981,719

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Amounts Received by PAD
Portfolio Name	Amount
AST Small-Cap Growth Opportunities Portfolio	$1,709,340
AST Small-Cap Value Portfolio	$1,360,859
AST T. Rowe Price Asset Allocation Portfolio	$33,991,823
AST T. Rowe Price Growth Opportunities Portfolio	$6,679,642
AST T. Rowe Price Large-Cap Growth Portfolio	$7,483,479
AST T. Rowe Price Large-Cap Value Portfolio	$6,261,180
AST T. Rowe Price Natural Resources Portfolio	$817,420
AST Wellington Management Hedged Equity Portfolio	$4,655,048
AST Western Asset Core Plus Bond Portfolio	$9,321,740
AST Western Asset Emerging Markets Debt Portfolio	$271,545
SECURITIES LENDING ACTIVITIES. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (GSAL), serves as the securities lending agent for the Trust, and in that role administers the Portfolios’ securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Trust on behalf of each Portfolio and GSAL.
As securities lending agent, GSAL is responsible for marketing to approved borrowers available securities from each Portfolio’s portfolio. GSAL is responsible for the administration and management of each Portfolio’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Portfolio’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), and arranging for the investment of cash collateral received from borrowers in accordance with each Portfolio’s investment guidelines.
GSAL receives as compensation for its services a portion of the amount earned by each Portfolio for lending securities.
The table below sets forth, for each Portfolio’s most recently completed fiscal year, the Portfolio’s gross income received from securities lending activities, the fees and/or other compensation paid by the Portfolio for securities lending activities, and the net income earned by the Portfolio for securities lending activities. The table below also discloses any other fees or payments incurred by each Portfolio resulting from lending securities.
Securities Lending Activities
	AST Academic Strategies Asset Allocation Portfolio	AST Advanced Strategies Portfolio	AST AllianzGI World Trends Portfolio	AST BlackRock Global Strategies Portfolio	AST BlackRock/ LoomisSayles Bond Portfolio	AST BlackRock Low Duration Bond Portfolio	AST Bond Portfolio 2021
Gross Income from securities lending activities	$553,834	$3,464,402	$2,231,623	$926,665	$2,332,143	$124,219	$59,552
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(16,584)	$(104,624)	$(128,767)	$(29,407)	$(76,814)	$(4,629)	$(2,392)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral investment vehicle)	$(47,196)	$(242,720)	$(142,457)	$(78,536)	$(245,089)	$(16,278)	$(7,810)
Administrative fees not included in revenue split	$—	$—	$—	$—	$—	$—	$—
Indemnification fee not included in revenue split	$—	$—	$—	$—	$—	$—	$—
Rebate (paid to borrower)	$(339,875)	$(2,164,169)	$(793,547)	$(552,708)	$(1,318,122)	$(61,605)	$(27,809)
Other fees not included in revenue split (specify)	$—	$—	$—	$—	$—	$—	$—
Aggregate fees/compensation for securities lending activities	$(403,655)	$(2,511,513)	$(1,064,771)	$(660,651)	$(1,640,025)	$(82,512)	$(38,011)
Net Income from securities lending activities	$150,179	$952,889	$1,166,852	$266,014	$692,118	$41,707	$21,541

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Securities Lending Activities
	AST Bond Portfolio 2022	AST Bond Portfolio 2023	AST Bond Portfolio 2024	AST Bond Portfolio 2026	AST Bond Portfolio 2027	AST Bond Portfolio 2028	AST Bond Portfolio 2029
Gross Income from securities lending activities	$19,381	$5,966	$7,029	$20,871	$18,959	$1,997	$1,199
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(753)	$(196)	$(292)	$(942)	$(737)	$(30)	$(9)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral investment vehicle)	$(2,070)	$(492)	$(597)	$(2,068)	$(2,136)	$(96)	$(43)
Administrative fees not included in revenue split	$—	$—	$—	$—	$—	$—	$—
Indemnification fee not included in revenue split	$—	$—	$—	$—	$—	$—	$—
Rebate (paid to borrower)	$(9,768)	$(3,445)	$(3,513)	$(9,362)	$(9,441)	$(1,598)	$(908)
Other fees not included in revenue split (specify)	$—	$—	$—	$—	$—	$—	$—
Aggregate fees/compensation for securities lending activities	$(12,591)	$(4,133)	$(4,402)	$(12,372)	$(12,314)	$(1,724)	$(960)
Net Income from securities lending activities	$6,790	$1,833	$2,627	$8,499	$6,645	$273	$239

Securities Lending Activities
	AST Bond Portfolio 2030	AST Clearbridge Dividend Growth Portfolio	AST Cohen & Steers Global Realty Portfolio	AST Cohen & Steers Realty Portfolio	AST Emerging Markets Equity Portfolio	AST Fidelity Institutional AM® Quantitative Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
Gross Income from securities lending activities	$146,179	$654,856	$180,963	$442,238	$75,946	$2,430,377	$727,455
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(10,751)	$(21,340)	$(6,664)	$(12,840)	$(4,303)	$(111,558)	$(28,797)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral investment vehicle)	$(10,672)	$(46,220)	$(12,918)	$(36,665)	$(5,643)	$(236,473)	$(56,174)
Administrative fees not included in revenue split	$—	$—	$—	$—	$—	$—	$—
Indemnification fee not included in revenue split	$—	$—	$—	$—	$—	$—	$—
Rebate (paid to borrower)	$(27,951)	$(394,491)	$(101,056)	$(276,881)	$(27,064)	$(1,070,363)	$(380,559)
Other fees not included in revenue split (specify)	$—	$—	$—	$—	$—	$—	$—
Aggregate fees/compensation for securities lending activities	$(49,374)	$(462,051)	$(120,638)	$(326,386)	$(37,010)	$(1,418,394)	$(465,530)
Net Income from securities lending activities	$96,805	$192,805	$60,325	$115,852	$38,936	$1,011,983	$261,925

Securities Lending Activities
	AST High Yield Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST International Growth Portfolio	AST International Value Portfolio	AST Investment Grade Bond Portfolio	AST Jennison Large-Cap Growth Portfolio	AST J.P. Morgan Global Thematic Portfolio
Gross Income from securities lending activities	$917,992	$1,123,242	$749,864	$546,177	$4,815,094	$838,689	$1,395,997
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(29,646)	$(48,292)	$(43,592)	$(53,584)	$(269,601)	$(28,767)	$(51,242)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral investment vehicle)	$(85,961)	$(87,439)	$(63,713)	$(17,403)	$(372,987)	$(73,129)	$(153,067)
Administrative fees not included in revenue split	$—	$—	$—	$—	$—	$—	$—
Indemnification fee not included in revenue split	$—	$—	$—	$—	$—	$—	$—
Rebate (paid to borrower)	$(534,106)	$(552,297)	$(249,895)	$(19,656)	$(1,745,274)	$(454,721)	$(728,692)

 144

Securities Lending Activities
	AST High Yield Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST International Growth Portfolio	AST International Value Portfolio	AST Investment Grade Bond Portfolio	AST Jennison Large-Cap Growth Portfolio	AST J.P. Morgan Global Thematic Portfolio
Other fees not included in revenue split (specify)	$—	$—	$—	$—	$—	$—	$—
Aggregate fees/compensation for securities lending activities	$(649,713)	$(688,028)	$(357,200)	$(90,643)	$(2,387,862)	$(556,617)	$(933,001)
Net Income from securities lending activities	$268,279	$435,214	$392,664	$455,534	$2,427,232	$282,072	$462,996

Securities Lending Activities
	AST J.P. Morgan International Equity Portfolio	AST J.P. Morgan Tactical Preservation Portfolio (formerly, AST J.P. Morgan Strategic Opportunities Portfolio	AST Large Cap Core Portfolio	AST LoomisSayles Large-Cap Growth Portfolio	AST MFS Global Equity Portfolio	AST MFS Growth Allocation Portfolio	AST MFS Growth Portfolio
Gross Income from securities lending activities	$15,425	$948,062	$558,008	$1,671,825	$340,704	$467,737	$628,816
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(957)	$(32,846)	$(17,985)	$(48,212)	$(10,775)	$(18,975)	$(20,553)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral investment vehicle)	$(989)	$(98,416)	$(41,137)	$(145,680)	$(27,072)	$(35,065)	$(46,399)
Administrative fees not included in revenue split	$—	$—	$—	$—	$—	$—	$—
Indemnification fee not included in revenue split	$—	$—	$—	$—	$—	$—	$—
Rebate (paid to borrower)	$(2,738)	$(519,716)	$(336,624)	$(1,043,334)	$(205,668)	$(240,366)	$(360,813)
Other fees not included in revenue split (specify)	$—	$—	$—	$—	$—	$—	$—
Aggregate fees/compensation for securities lending activities	$(4,684)	$(650,978)	$(395,746)	$(1,237,226)	$(243,515)	$(294,406)	$(427,765)
Net Income from securities lending activities	$10,741	$297,084	$162,262	$434,599	$97,189	$173,331	$201,051

Securities Lending Activities
	AST MFS Large-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Mid-Cap Value Portfolio (formerly, AST Neuberger Berman/ LSV Mid-Cap Value Portfolio)	AST Multi-Sector Fixed Income Portfolio	AST Prudential Core Bond Portfolio	AST Prudential Growth Allocation Portfolio	AST Small-Cap Growth Portfolio
Gross Income from securities lending activities	$690,657	$1,776,487	$1,090,384	$7,434,107	$1,493,939	$6,656,389	$1,964,072
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(20,663)	$(77,235)	$(54,459)	$(278,902)	$(56,291)	$(278,489)	$(97,604)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral investment vehicle)	$(51,395)	$(107,861)	$(71,681)	$(793,007)	$(160,744)	$(658,914)	$(153,130)
Administrative fees not included in revenue split	$—	$—	$—	$—	$—	$—	$—
Indemnification fee not included in revenue split	$—	$—	$—	$—	$—	$—	$—
Rebate (paid to borrower)	$(412,322)	$(894,619)	$(472,973)	$(3,847,631)	$(769,331)	$(3,210,196)	$(832,591)

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Securities Lending Activities
	AST MFS Large-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Mid-Cap Value Portfolio (formerly, AST Neuberger Berman/ LSV Mid-Cap Value Portfolio)	AST Multi-Sector Fixed Income Portfolio	AST Prudential Core Bond Portfolio	AST Prudential Growth Allocation Portfolio	AST Small-Cap Growth Portfolio
Other fees not included in revenue split (specify)	$—	$—	$—	$—	$—	$—	$—
Aggregate fees/compensation for securities lending activities	$(484,380)	$(1,079,715)	$(599,113)	$(4,919,540)	$(986,366)	$(4,147,599)	$(1,083,325)
Net Income from securities lending activities	$206,277	$696,772	$491,271	$2,514,567	$507,573	$2,508,790	$880,747

Securities Lending Activities
	AST Small-Cap Value Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST T. Rowe Price Growth Opportunities Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST T. Rowe Price Natural Resources Portfolio
Gross Income from securities lending activities	$695,148	$1,318,336	$7,382,228	$1,259,698	$2,268,393	$995,293	$292,470
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(38,031)	$(58,672)	$(276,014)	$(63,022)	$(77,081)	$(29,875)	$(19,513)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral investment vehicle)	$(45,061)	$(113,459)	$(656,502)	$(95,961)	$(197,769)	$(79,496)	$(15,467)
Administrative fees not included in revenue split	$—	$—	$—	$—	$—	$—	$—
Indemnification fee not included in revenue split	$—	$—	$—	$—	$—	$—	$—
Rebate (paid to borrower)	$(269,811)	$(617,005)	$(3,954,216)	$(525,551)	$(1,298,623)	$(619,240)	$(81,340)
Other fees not included in revenue split (specify)	$—	$—	$—	$—	$—	$—	$—
Aggregate fees/compensation for securities lending activities	$(352,903)	$(789,136)	$(4,886,732)	$(684,534)	$(1,573,473)	$(728,611)	$(116,320)
Net Income from securities lending activities	$342,245	$529,200	$2,495,496	$575,164	$694,920	$266,682	$176,150

Securities Lending Activities
	AST Wellington Management Hedged Equity Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Western Asset Emerging Markets Debt Portfolio
Gross Income from securities lending activities	$853,190	$2,263,638	$50,387
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(30,680)	$(76,037)	$(1,757)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral investment vehicle)	$(59,185)	$(328,426)	$(5,161)
Administrative fees not included in revenue split	$—	$—	$—
Indemnification fee not included in revenue split	$—	$—	$—
Rebate (paid to borrower)	$(481,678)	$(1,172,037)	$(27,615)
Other fees not included in revenue split (specify)	$—	$—	$—
Aggregate fees/compensation for securities lending activities	$(571,543)	$(1,576,500)	$(34,533)
Net Income from securities lending activities	$281,647	$687,138	$15,854

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PORTFOLIO TRANSACTIONS & BROKERAGE
The Trust has adopted a policy pursuant to which the Trust and its Investment Managers, subadvisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Trust shares by directing brokerage transactions to that broker. The Trust has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Trust, the Investment Managers, and the subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Trust and is not influenced by considerations about the sale of Portfolio shares.
The Investment Managers are responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Trust, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Trust portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. For purposes of this section, the term “Investment Managers” includes the investment subadvisers. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, affiliates of the Investment Managers and/or subadvisers (an affiliated broker). Brokerage commissions on US securities, options and futures exchanges or boards of trade are subject to negotiation between the Investment Managers and the broker or futures commission merchant.
In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and US government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Trust will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the SEC.
In placing orders for portfolio securities of the Trust, the Investment Managers’ overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Investment Managers seek to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Investment Managers may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Investment Managers’ knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Investment Managers’ knowledge of the financial stability of the firms; the Investment Managers’ knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Trust may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.
Unless prohibited by applicable law, such as the European Union’s Market in Financial Instruments Directive (“MiFID II”), when the Investment Managers select a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Investment Managers’ investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Trust. The Investment Managers maintain an internal allocation procedure to identify those firms who have provided them with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Investment Managers believe provide a benefit to the Trust and its other clients. The Investment Managers make a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.
Under MiFID II, which became effective January 3, 2018, investment managers that are regulated under MiFID II, including certain Investment Managers, are no longer able to use soft dollars to pay for research from brokers. Investment Managers that are regulated under MiFID II are required to either pay for research out of their own resources or agree with clients to have research costs paid by clients through “research payment accounts” that are funded out of execution commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution. MiFID II limits the ability of certain Investment

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Managers to pay for research using soft dollars in various circumstances. MiFID II’s research requirements present various compliance and operational considerations for investment managers and broker-dealers serving clients in both the United States and the European Union, and the Investment Managers have adopted a variety of approaches to complying with the MiFID II requirements.
When the Investment Managers deem the purchase or sale of equities to be in the best interests of the Trust or its other clients, including Prudential, the Investment Managers may, but are under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Investment Managers in the manner they consider to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Trust's Board of Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which any affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Trust, will not significantly affect the Trust's ability to pursue its present investment objective. However, in the future, in other circumstances, the Trust may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.
Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Trust. In order for an affiliated broker to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11 (a) of the 1934 Act, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Trust unless the Trust has expressly authorized the retention of such compensation. The affiliated broker must furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by it from transactions effected for the Trust during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon the broker by applicable law. Transactions in options by the Trust will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or hold may be affected by options written or held by the Investment Managers and other investment advisory clients of the Investment Managers. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Each Portfolio of the Trust participates in a voluntary commission recapture program available through Capital Institutional Services, Inc. (CAPIS). Subadvisers that choose to participate in the program retain the responsibility to seek best execution and are under no obligation to place any specific trades with a broker available through the program (each, a designated broker). A portion of commissions on trades executed through designated brokers is rebated to a Portfolio as a credit that can be used by the Portfolio to pay expenses of the Portfolio.
The tables below set forth information concerning the payment of brokerage commissions by the Portfolios, including the amount of brokerage commissions paid to any affiliated broker, for the three most recently completed fiscal years, as applicable:
Total Brokerage Commissions Paid by the Portfolios
Portfolio	2020	2019	2018
AST Academic Strategies Asset Allocation Portfolio	$1,949,590	$1,603,060	$1,133,836
AST Advanced Strategies Portfolio	$1,931,713	1,304,836	1,088,232
AST AllianzGI World Trends Portfolio	$1,244,859	1,288,096	1,184,516
AST Balanced Asset Allocation Portfolio	$217,998	127,583	None
AST BlackRock Global Strategies Portfolio	$683,490	262,391	630,562
AST BlackRock/Loomis Sayles Bond Portfolio	$309,694	409,276	215,461
AST BlackRock Low Duration Bond Portfolio	$61,892	36,986	None
AST Bond Portfolio 2021	$8,186	11,406	11,635
AST Bond Portfolio 2022	$3,568	9,263	5,546
AST Bond Portfolio 2023	$1,742	2,956	3,855

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Total Brokerage Commissions Paid by the Portfolios
Portfolio	2020	2019	2018
AST Bond Portfolio 2024	$4,397	10,138	9,529
AST Bond Portfolio 2025	$5,321	12,456	7,534
AST Bond Portfolio 2026	$9,603	15,973	19,095
AST Bond Portfolio 2027	$7,304	21,509	19,299
AST Bond Portfolio 2028	$1,052	8,769	12,013
AST Bond Portfolio 2029	$3,508	5,137	1,487
AST Bond Portfolio 2030	$27,707	3,338	None
AST Bond Portfolio 2031	$6,736	None	None
AST Bond Portfolio 2032	N/A	N/A	N/A
AST Capital Growth Asset Allocation Portfolio	$344,530	198,101	None
AST ClearBridge Dividend Growth Portfolio	$387,860	277,373	171,615
AST Cohen & Steers Global Realty Portfolio	$420,755	279,191	414,475
AST Cohen & Steers Realty Portfolio	$446,825	435,548	388,753
AST Emerging Markets Equity Portfolio	$556,953	286,7612	284,497
AST Fidelity Institutional AM® Quantitative Portfolio	$1,811,074	2,162,689	2,166,600
AST Goldman Sachs Small-Cap Value Portfolio	$1,317,463	791,286	849,132
AST Government Money Market Portfolio	None	None	None
AST Hotchkis & Wiley Large-Cap Value Portfolio	$1,297,345	561,963	963,108
AST High Yield Portfolio	$14,009	8,901	1,017
AST International Growth Portfolio	$1,700,535	1,190,718	1,909,940
AST International Value Portfolio	$873,875	622,055	866,404
AST Investment Grade Bond Portfolio	$1,177,134	415,094	350,212
AST J.P. Morgan Global Thematic Portfolio	$1,639,073	1,270,421	939,833
AST J.P. Morgan International Equity Portfolio	$172,062	114,786	170,264
AST J.P. Morgan Tactical Preservation Portfolio (formerly, AST J.P. Morgan Strategic Opportunities Portfolio)	$994,963	897,281	663,255
AST Jennison Large-Cap Growth Portfolio	$434,690	312,822	306,128
AST Large-Cap Core Portfolio	$1,447,328	5,388,963	5,788,814
AST Loomis Sayles Large-Cap Growth Portfolio	$748,015	328,216	375,419
AST MFS Global Equity Portfolio	$92,081	36,077	60,274
AST MFS Growth Allocation Portfolio	$261,489	381,075	144,599
AST MFS Growth Portfolio	$144,680	55,547	96,560
AST MFS Large-Cap Value Portfolio	$257,300	165,346	75,214
AST Mid-Cap Growth Portfolio	$515,377	294,095	635,752
AST Mid-Cap Value Portfolio (formerly, AST Neuberger Berman/LSV Mid-Cap Value Portfolio)	$291,064	133,991	235,693
AST Multi-Sector Fixed Income Portfolio	$286,428	269,595	None
AST Prudential Core Bond Portfolio	$232,741	181,725	238,032
AST Prudential Growth Allocation Portfolio	$9,468,350	21,156,892	35,913,821
AST Preservation Asset Allocation Portfolio	$106,690	53,842	None
AST QMA US Equity Alpha Portfolio	$3,765,621	3,970,677	3,209,830
AST Quantitative Modeling Portfolio	None	None	None
AST Small-Cap Growth Portfolio	$1,035,193	559,270	840,840
AST Small-Cap Growth Opportunities Portfolio	$713,038	622,943	646,835
AST Small-Cap Value Portfolio	$1,117,602	545,803	831,138
AST T. Rowe Price Asset Allocation Portfolio	$2,097,453	1,459,278	1,416,216
AST T. Rowe Price Growth Opportunities Portfolio	$1,088,872	672,340	582,927

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Total Brokerage Commissions Paid by the Portfolios
Portfolio	2020	2019	2018
AST T. Rowe Price Large-Cap Growth Portfolio	$273,466	220,008	300,432
AST T. Rowe Price Large-Cap Value Portfolio	$800,209	508,907	226,126
AST T. Rowe Price Natural Resources Portfolio	$237,509	212,815	294,136
AST Wellington Management Hedged Equity Portfolio	$1,076,330	805,728	885,735
AST Western Asset Core Plus Bond Portfolio	$1,023,546	1,494,146	363,238
AST Western Asset Emerging Markets Debt Portfolio	$344	240	371

Brokerage Commissions Paid to Affiliated Brokers: Fiscal Year 2020
Portfolio	Commissions Paid	Broker Name	% of Commissions Paid to Broker	% of Dollar Amt. of Transactions Involving Commissions Effected through Broker
AST Advanced Strategies Portfolio	$1,621	William Blair & Co. LLC	0.08%	0.00%
AST Emerging Markets Equity Portfolio	$16,084	J.P. Morgan Securities LLC	2.89%	0.89%
AST High Yield Portfolio	$6,080	J.P. Morgan Securities LLC	42.86%	6.24%
AST Large-Cap Core Portfolio	$3,260	J.P. Morgan Securities LLC	0.23%	2.55%
AST Academic Strategies Asset Allocation Portfolio	$392,328	Morgan Stanley & Co. LLC	20.12%	3.32%

Brokerage Commissions Paid to Affiliated Brokers: Fiscal Year 2019
Portfolio	Commissions Paid	Broker Name	% of Commissions Paid to Broker	% of Dollar Amt. of Transactions Involving Commissions Effected through Broker
AST Mid-Cap Growth Portfolio	$47,118	Goldman Sachs & Co. LLC	16.02%	1.30%
AST Academic Strategies Asset Allocation Portfolio	$192,884	Morgan Stanley & Co. LLC	12.03%	12.22%
AST J.P. Morgan International Equity Portfolio	$96	J.P. Morgan Securities LLC	0.08%	0.00%
AST High Yield Portfolio	$2,280	J.P. Morgan Securities LLC	25.61%	7.70%
AST Advanced Strategies Portfolio	$4,962	William Blair & Co. LLC	0.38%	0.00%

Brokerage Commissions Paid to Affiliated Brokers: Fiscal Year 2018
Portfolio	Commissions Paid	Broker Name	% of Commissions Paid to Broker	% of Dollar Amt. of Transactions Involving Commissions Effected through Broker
AST Goldman Sachs Small-Cap Value Portfolio	$8,529	Goldman Sachs & Co.	1.00%	0.37%
AST Mid-Cap Growth Portfolio	$8,335	Goldman Sachs & Co.	1.31%	0.71%
AST Small-Cap Value Portfolio	$10,269	J.P. Morgan Securities LLC	1.24%	0.33%
AST J.P. Morgan Tactical Preservation Portfolio (formerly, AST J.P. Morgan Strategic Opportunities Portfolio)	$585	J.P. Morgan Securities LLC	0.09%	0.02%
AST Small-Cap Growth Portfolio	$24	UBS Securities LLC	0.00%	0.05%
AST J.P. Morgan Global Thematic Portfolio	$1,501	J.P. Morgan Securities LLC	0.16%	0.02%
The below table shows the Portfolio's portfolio turnover rates over the two most recently completed fiscal years:
Portfolio Turnover Rate
Fund name	2020	2019
AST Academic Strategies Asset Allocation Portfolio	452%	243%
AST Advanced Strategies Portfolio	728%	390%
AST AllianzGI World Trends Portfolio	217%	148%
AST Balanced Asset Allocation Portfolio	45%	24%
AST BlackRock Global Strategies Portfolio	325%	198%
AST BlackRock/Loomis Sayles Bond Portfolio	456%	372%
AST BlackRock Low Duration Bond Portfolio	145%	192%
AST Bond Portfolio 2021	76%	65%

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Portfolio Turnover Rate
Fund name	2020	2019
AST Bond Portfolio 2022	39%	60%
AST Bond Portfolio 2023	49%	45%
AST Bond Portfolio 2024	186%	53%
AST Bond Portfolio 2025	273%	77%
AST Bond Portfolio 2026	93%	65%
AST Bond Portfolio 2027	189%	66%
AST Bond Portfolio 2028	211%	179%
AST Bond Portfolio 2029	199%	177%
AST Bond Portfolio 2030	253%	384%
AST Bond Portfolio 2031	116%	0%
AST Capital Growth Asset Allocation Portfolio	61%	26%
AST ClearBridge Dividend Growth Portfolio	69%	18%
AST Cohen & Steers Global Realty Portfolio	123%	140%
AST Cohen & Steers Realty Portfolio	89%	79%
AST Emerging Markets Equity Portfolio	134%	18%
AST Fidelity Institutional AM® Quantitative Portfolio	206%	148%
AST Goldman Sachs Small-Cap Value Portfolio	111%	58%
AST High Yield Portfolio	72%	59%
AST Hotchkis & Wiley Large-Cap Value Portfolio	58%	16%
AST International Growth Portfolio	57%	29%
AST International Value Portfolio	54%	23%
AST Investment Grade Bond Portfolio	778%	130%
AST J.P. Morgan Global Thematic Portfolio	138%	104%
AST J.P. Morgan International Equity Portfolio	58%	25%
AST J.P. Morgan Tactical Preservation Portfolio (formerly, AST J.P. Morgan Strategic Opportunities Portfolio)	150%	89%
AST Jennison Large-Cap Growth Portfolio	87%	44%
AST Large-Cap Core Portfolio	127%	93%
AST Loomis Sayles Large-Cap Growth Portfolio	33%	13%
AST MFS Global Equity Portfolio	32%	10%
AST MFS Growth Allocation Portfolio	96%	123%
AST MFS Growth Portfolio	60%	15%
AST MFS Large-Cap Value Portfolio	46%	15%
AST Mid-Cap Growth Portfolio	78%	125%
AST Mid-Cap Value Portfolio (formerly, AST Neuberger Berman/LSV Mid-Cap Value Portfolio)	49%	18%
AST Multi-Sector Fixed Income Portfolio	15%	43%
AST Preservation Asset Allocation Portfolio	41%	26%
AST Prudential Core Bond Portfolio	102%	152%
AST Prudential Growth Allocation Portfolio	154%	89%
AST QMA US Equity Alpha Portfolio	126%	105%
AST Quantitative Modeling Portfolio	154%	42%
AST Small-Cap Growth Portfolio	97%	50%
AST Small-Cap Growth Opportunities Portfolio	96%	72%
AST Small-Cap Value Portfolio	99%	67%
AST T. Rowe Price Asset Allocation Portfolio	169%	72%
AST T. Rowe Price Growth Opportunities Portfolio	171%	69%

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Portfolio Turnover Rate
Fund name	2020	2019
AST T. Rowe Price Large-Cap Growth Portfolio	42%	28%
AST T. Rowe Price Large-Cap Value Portfolio	78%	73%
AST T. Rowe Price Natural Resources Portfolio	102%	50%
AST Wellington Management Hedged Equity Portfolio	89%	58%
AST Western Asset Core Plus Bond Portfolio	234%	235%
AST Western Asset Emerging Markets Debt Portfolio	76%	186%

Portfolio Turnover Rate
Fund Name	2020	2019
AST Academic Strategies Asset Allocation Portfolio	452%	243%
AST Advanced Strategies Portfolio	728%	390%
AST AllianzGI World Trends Portfolio	217%	148%
AST Balanced Asset Allocation Portfolio	45%	24%
AST BlackRock Global Strategies Portfolio	325%	198%
AST BlackRock Loomis Sayles Bond Portfolio	456%	372%
AST BlackRock Low Duration Bond Portfolio	145%	192%
AST Bond Portfolio 2021	76%	65%
AST Bond Portfolio 2022	39%	60%
AST Bond Portfolio 2023	49%	45%
AST Bond Portfolio 2024	186%	53%
AST Bond Portfolio 2025	273%	77%
AST Bond Portfolio 2026	93%	65%
AST Bond Portfolio 2027	189%	66%
AST Bond Portfolio 2028	211%	179%
AST Bond Portfolio 2029	199%	177%
AST Bond Portfolio 2030	253%	384%
AST Bond Portfolio 2031	116%	0%
AST Capital Growth Asset Allocation Portfolio	61%	26%
AST ClearBridge Dividend Growth Portfolio	69%	18%
AST Cohen and Steers Global Realty Portfolio	123%	140%
AST Cohen Steers Realty Portfolio	89%	79%
AST Emerging Markets Equity Portfolio	134%	18%
AST Fidelity Institutional AM Quantitative Portfolio	206%	148%
AST Goldman Sachs Small Cap Value Portfolio	111%	58%
AST Government Money Market Portfolio	N/A	N/A
AST High Yield Portfolio	72%	59%
AST Hotchkis Wiley Large Cap Value Portfolio	58%	16%
AST International Growth Portfolio	57%	29%
AST International Value Portfolio	54%	23%
AST Investment Grade Bond Portfolio	778%	130%
AST Jennison Large Cap Growth Portfolio	87%	44%
AST JP Morgan Global Thematic Portfolio	138%	104%
AST JP Morgan International Equity Portfolio	58%	25%
AST JP Morgan Tactical Preservation Portfolio	150%	89%
AST Large-Cap Core Portfolio	127%	93%
AST Loomis Sayles Large Cap Growth Portfolio	33%	13%

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Portfolio Turnover Rate
Fund Name	2020	2019
AST MFS Global Equity Portfolio	32%	10%
AST MFS Growth Allocation Portfolio	96%	123%
AST MFS Growth Portfolio	60%	15%
AST MFS Large Cap Value Portfolio	46%	15%
AST Mid Cap Growth Portfolio	78%	125%
AST Mid Cap Value Portfolio	49%	18%
AST Multi-Sector Fixed Income Portfolio	15%	43%
AST Preservation Asset Allocation Portfolio	41%	26%
AST Prudential Core Bond Portfolio	102%	152%
AST Prudential Growth Allocation Portfolio	154%	89%
AST QMA US Equity Alpha Portfolio	126%	105%
AST Quantitative Modeling Portfolio	154%	42%
AST Small Cap Growth Portfolio	97%	50%
AST Small Cap Value Portfolio	99%	67%
AST Small-Cap Growth Opportunities Portfolio	96%	72%
AST T Rowe Price Asset Allocation Portfolio	169%	72%
AST T Rowe Price Growth Opportunities Portfolio	171%	69%
AST T Rowe Price Large Cap Growth Portfolio	42%	28%
AST T Rowe Price Large Cap Value Portfolio	78%	73%
AST T Rowe Price Natural Resources Portfolio	102%	50%
AST Wellington Management Hedged Equity Portfolio	89%	58%
AST Western Asset Core Plus Bond Portfolio	234%	235%
AST Western Asset Emerging Markets Debt Portfolio	76%	186%
ADDITIONAL INFORMATION
FUND HISTORY. The Trust is a managed, open-end investment company organized as a Massachusetts business trust, the separate Portfolios of which are diversified, unless otherwise indicated. Formerly, the Trust was known as the Henderson International Growth Fund, which consisted of only one Portfolio (The Henderson International Growth Fund is currently known as the AST J.P. Morgan International Equity Portfolio (formerly known as the AST Strong International Equity Portfolio, the AST AIM International Equity Portfolio, the AST Putnam International Equity Portfolio and the Seligman Henderson International Equity Portfolio)).The investment manager was Henderson International, Inc. Shareholders of what was, at the time, the Henderson International Growth Fund, approved certain changes in a meeting held April 17, 1992. These changes included engagement of a new investment manager, engagement of a Subadviser and election of new Trustees. Subsequent to that meeting, the new Trustees adopted a number of resolutions, including, but not limited to, resolutions renaming the Trust. Since that time the Trustees have adopted a number of resolutions, including, but not limited to, making new Portfolios available and adopting forms of Investment Management Agreements and subadvisory Agreements between the Investment Managers and the Trust and the Investment Managers and each subadviser, respectively.
The AST AllianceBernstein Growth & Income Portfolio (formerly known as the AST Alliance Growth and Income Portfolio and as the AST Lord Abbett Growth and Income Portfolio) was first offered as of May 1, 1992. The AST Government Money Market Portfolio (formerly known as the AST Money Market Portfolio) was first offered as of November 4, 1992. The AST Mid-Cap Value Portfolio (formerly known as the AST Neuberger Berman Mid-Cap Value Portfolio and the Federated Utility Income Portfolio) and the AST UBS Dynamic Alpha Portfolio (formerly known as the AST Global Allocation Portfolio, the DeAM Global Allocation Portfolio, the AIM Balanced Portfolio, the AST Putnam Balanced Portfolio and the AST Phoenix Balanced Asset Portfolio) were first offered as of May 1, 1993. The AST High Yield Portfolio (formerly known as the Goldman Sachs High Yield Portfolio and the AST Federated High Yield Portfolio), the AST T. Rowe Price Asset Allocation Portfolio, AST Small-Cap Growth Portfolio (formerly known as the AST State Street Research Small-Cap Growth Portfolio, the AST Small-Cap Growth Portfolio (formerly known as the PBHG Small-Cap Growth Portfolio), the AST Janus Small-Cap Growth Portfolio and the Founders Capital Appreciation Portfolio), the Large-Cap Value Portfolio (formerly known as the AST Hotchkis Wiley Large-Cap Value Portfolio and the AST INVESCO Capital Income Portfolio) and the AST BlackRock/Loomis Sayles Bond Portfolio (formerly known as the AST PIMCO Total Return Bond Portfolio) were first offered as of December 31, 1993. The AST T. Rowe Price Global Bond Portfolio (formerly known as the AST Scudder International Bond Portfolio) was first offered as of May 1, 1994.

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The AST International Value Portfolio (formerly known as the AST LSV International Value Portfolio, the AST DeAM International Equity Portfolio, the AST Founders Passport Portfolio and the Seligman Henderson International Small Cap Portfolio), the AST T. Rowe Price Natural Resources Portfolio and the AST PIMCO Limited Maturity Bond Portfolio were first offered as of May 2, 1995. The AST AllianceBernstein Large-Cap Growth Portfolio (formerly known as the AST Alliance Growth Portfolio, AST Oppenheimer Large-Cap Growth Portfolio, and the Robertson Stephens Value + Growth Portfolio) was first offered as of May 2, 1996. The AST International Growth Portfolio (formerly known as the AST William Blair International Growth Portfolio and the AST Janus Overseas Growth Portfolio), the AST Small-Cap Value Portfolio (formerly known as the AST Gabelli Small-Cap Value Portfolio and the AST T. Rowe Price Small Company Value Portfolio) and the AST American Century Income & Growth Portfolio (formerly known as the AST Putnam Value Growth Income Portfolio) were first offered as of January 2, 1997. The AST Marsico Capital Growth Portfolio was first offered as of December 22, 1997. The AST Goldman Sachs Small-Cap Value Portfolio (formerly known as the AST Lord Abbett Small Cap Value Portfolio), the AST Cohen & Steers Realty Portfolio, and the AST QMA US Equity Alpha Portfolio (formerly known as the AST AllianceBernstein Managed Index 500 Portfolio, the AST Sanford Bernstein Managed Index 500 Portfolio and as the AST Bankers Trust Managed Index 500 Portfolio) were first offered as of January 2, 1998. The AST Neuberger Berman Small-Cap Growth Portfolio (formerly known as the AST DeAM Small-Cap Growth Portfolio and the AST Scudder Small-Cap Growth Portfolio) was first offered as of January 4, 1999. The AST MFS Global Equity Portfolio and the AST MFS Growth Portfolio were first offered as of October 18, 1999. The AST Goldman Sachs Mid-Cap Growth Portfolio (formerly known as the AST Janus Mid-Cap Growth Portfolio) was first offered as of May 1, 2000. The AST Small-Cap Growth Opportunities Portfolio (formerly known as the AST Federated Aggressive Growth Portfolio), the AST Mid-Cap Value Portfolio (formerly known as the AST Gabelli All-Cap Value Portfolio), the AST DeAM Large-Cap Value Portfolio (formerly known as the Janus Strategic Value Portfolio) and the AST Lord Abbett Core Fixed Income Portfolio (formerly, the AST Lord Abbett Bond-Debenture Portfolio) were first offered on October 23, 2000. The AST AllianceBernstein Core Value (formerly known as the AST Sanford Bernstein Core Value) Portfolio was first offered on May 1, 2001.
Effective as of December 2, 2005, the AST Alger All-Cap Growth Portfolio and the AST AllianceBernstein Growth + Value Portfolio were reorganized into the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST AllianceBernstein Managed Index 500 Portfolio, respectively, and ceased to exist.
The AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, the AST Academic Strategies Asset Allocation Portfolio (formerly the AST Balanced Asset Allocation Portfolio), the AST Balanced Asset Allocation Portfolio (formerly the AST Conservative Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio were each first offered on or about December 5, 2005.
The AST Advanced Strategies Portfolio, the AST First Trust Balanced Target Portfolio and the AST First Trust Capital Appreciation Target Portfolio were each first offered on or about March 20, 2006.
The AST Western Asset Core Plus Bond Portfolio, the AST CLS Growth Asset Allocation Portfolio, the AST CLS Moderate Asset Allocation Portfolio, the AST Horizon Growth Asset Allocation Portfolio, the AST Horizon Moderate Asset Allocation Portfolio, and the AST Niemann Capital Growth Asset Allocation Portfolio were each first offered on or about November 17, 2007.
The AST Bond Portfolio 2018, the AST Bond Portfolio 2019, and the AST Investment Grade Bond Portfolio were each first offered on or about January 28, 2008.
The AST Global Real Estate Portfolio and the AST Parametric Emerging Markets Equity Portfolio were each first offered on or about April 28, 2008.
The AST Focus Four Plus Portfolio was first offered on or about July 21, 2008.
Effective as of July 18, 2008, the AST DeAM Small-Cap Value Portfolio was reorganized into the AST Small-Cap Value Portfolio.
The AST Bond Portfolio 2016 and the AST Bond Portfolio 2020 were each first offered on or about January 2, 2009.
Effective as of November 13, 2009, the AST Focus Four Plus Portfolio was reorganized into the AST First Trust Capital Appreciation Target Portfolio.
The AST Bond Portfolio 2017 and the AST Bond Portfolio 2021 were each first offered on or about January 14, 2010.
The AST Jennison Large-Cap Growth Portfolio and the AST Boston Partners Large-Cap Value Portfolio (formerly known as the AST Jennison Large-Cap Value Portfolio) were each first offered on or about November 16, 2009.

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Effective as of March 15, 2010, the AST UBS Dynamic Alpha Portfolio was renamed as the AST J.P. Morgan Strategic Opportunities Portfolio.
Effective as of May 1, 2010, the AST DeAM Large-Cap Value Portfolio was renamed the AST Value Portfolio. Effective as of July 16, 2010, the AST Value Portfolio was renamed as the AST BlackRock Value Portfolio. Effective as of May 1, 2011, the AST Lord Abbett Bond-Debenture Portfolio was renamed the AST Lord Abbett Core Fixed Income Portfolio.
The AST Bond Portfolio 2022 was first offered on or about January 3, 2011.
The AST BlackRock Global Strategies Portfolio and the AST Quantitative Modeling Portfolio were each first offered on or about May 2, 2011.
Effective as of April 29, 2011, the AST Aggressive Asset Allocation Portfolio was renamed the AST Wellington Management Hedged Equity Portfolio.
The AST Neuberger Berman Small-Cap Growth Portfolio was reorganized (merged) into the AST Federated Aggressive Growth Portfolio (now known as the AST Small-Cap Growth Opportunities Portfolio) on April 29, 2011.
The AST Prudential Core Bond Portfolio was first offered on or about October 17, 2011.
The AST Bond Portfolio 2023 was first offered on or about January 3, 2012.
The AST American Century Income & Growth Portfolio was reorganized (merged) into the AST New Discovery Asset Allocation Portfolio on April 30, 2012. The AST New Discovery Asset Allocation Portfolio was first offered on April 30, 2012.
Effective as of April 27, 2012, the AST CLS Growth Asset Allocation Portfolio was re-named the AST Schroders Global Tactical Portfolio.
Effective as of August 20, 2012, the AST Horizon Growth Asset Allocation Portfolio was re-named the AST J.P. Morgan Global Thematic Portfolio.
The AST MFS Large-Cap Value Portfolio and the AST Western Asset Emerging Markets Debt Portfolio were first offered on or about August 20, 2012.
The AST Bond Portfolio 2024 was first offered on or about January 2, 2013.
Effective as of December 17, 2012, the AST CLS Moderate Asset Allocation Portfolio was re-named AST Moderate Asset Allocation Portfolio.
The AST ClearBridge Dividend Growth Portfolio, AST AQR Emerging Markets Equity Portfolio, AST QMA Emerging Markets Equity Portfolio, and AST Multi-Sector Fixed Income Portfolio were each first offered on or about February 25, 2013.
Effective on or about April 29, 2013, the following Portfolios were re-named: AST T. Rowe Price Global Bond Portfolio was re-named AST Templeton Global Bond Portfolio. AST Horizon Moderate Asset Allocation Portfolio was re-named AST Goldman Sachs Multi-Asset Portfolio. AST First Trust Capital Appreciation Target Portfolio was re-named AST Prudential Growth Allocation Portfolio. AST Moderate Asset Allocation Portfolio was re-named AST RCM World Trends Portfolio.
Effective on or about April 29, 2013, the following new Portfolios of the Trust commenced operations: AST AQR Large-Cap Portfolio, AST BlackRock iShares ETF Portfolio, AST Defensive Asset Allocation Portfolio, and AST QMA Large-Cap Portfolio.
Effective on or about July 15, 2013, the following Portfolios were re-named: AST BlackRock Value Portfolio was re-named AST Herndon Large-Cap Value Portfolio. AST Marsico Capital Growth Portfolio was re-named AST Loomis Sayles Large-Cap Growth Portfolio.
Effective on or about November 4, 2013, the AST Long Duration Bond Portfolio was re-named as AST Multi-Sector Fixed Income Portfolio.
The AST Bond Portfolio 2025 was first offered on or about January 2, 2014.
The AST T. Rowe Price Growth Opportunities Portfolio was first offered on or about February 10, 2014.
Effective on or about February 10, 2014, the AST First Trust Balanced Target Portfolio was re-named as AST FI Pyramis® Quantitative Portfolio.

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Effective on or about February 10, 2014, the AST Goldman Sachs Concentrated Growth Portfolio was reorganized (merged) into the AST Loomis Sayles Large-Cap Growth Portfolio.
The following Portfolios were first offered on or about April 28, 2014: AST FQ Absolute Return Currency Portfolio, AST Franklin Templeton K2 Global Absolute Return Portfolio, AST Goldman Sachs Global Growth Allocation Portfolio, AST Goldman Sachs Strategic Income Portfolio, AST Jennison Global Infrastructure Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Prudential Flexible Multi-Strategy Portfolio, and AST T. Rowe Price Diversified Real Growth Portfolio.
The AST Legg Mason Diversified Growth Portfolio was first offered on or about November 24, 2014.
Effective on November 24, 2014, the AST Jennison Large-Cap Value Portfolio was re-named as AST Boston Partners Large-Cap Value Portfolio.
Effective on November 24, 2014, the AST Federated Aggressive Growth Portfolio was re-named as AST Small-Cap Growth Opportunities Portfolio.
The AST Bond Portfolio 2026 was first offered on January 2, 2015.
The AST QMA International Core Equity Portfolio was first offered on January 5, 2015.
Effective on January 5, 2015, the AST PIMCO Total Return Bond Portfolio was re-named as AST BlackRock/Loomis Sayles Bond Portfolio.
The following Portfolios were first offered on or about July 13, 2015: AST AB Global Bond Portfolio, AST Columbia Adaptive Risk Allocation Portfolio, AST Emerging Managers Diversified Portfolio, AST Goldman Sachs Global Income Portfolio, AST Managed Alternatives Portfolio, AST Morgan Stanley Multi-Asset Portfolio, AST Neuberger Berman Long/Short Portfolio, AST Wellington Management Global Bond Portfolio, and AST Wellington Management Real Total Return Portfolio.
Effective on July 13, 2015, the AST PIMCO Limited Maturity Bond Portfolio was re-named as AST BlackRock Low Duration Bond Portfolio.
Effective on or about October 19, 2015, the AST FI Pyramis® Asset Allocation Portfolio was reorganized (merged) into the AST T. Rowe Price Asset Allocation Portfolio.
Effective on or about October 19, 2015, the AST Franklin Templeton Founding Funds Allocation Portfolio was reorganized (merged) into the AST Prudential Growth Allocation Portfolio.
Effective on or about October 19, 2015, the AST Franklin Templeton Founding Funds Plus Portfolio was reorganized (merged) into the AST RCM World Trends Portfolio.
Effective on or about October 19, 2015, the AST Neuberger Berman Core Bond Portfolio was reorganized (merged) into the AST Lord Abbett Core Fixed-Income Portfolio.
Effective on or about October 19, 2015, the AST Neuberger Berman Mid-Cap Growth Portfolio was reorganized (merged) into the AST Goldman Sachs Mid-Cap Growth Portfolio.
Effective on or about October 19, 2015, the AST Schroders Multi-Asset World Strategies Portfolio was reorganized (merged) into the AST Schroders Global Tactical Portfolio.
Effective on or about October 19, 2015, the AST T. Rowe Price Equity Income Portfolio was reorganized (merged) into the AST Goldman Sachs Large-Cap Value Portfolio.
The AST Bond Portfolio 2027 was first offered on January 4, 2016.
Effective on or about April 25, 2016, the AST Mid-Cap Value Portfolio was re-named as AST WEDGE Capital Mid-Cap Value Portfolio.
Effective on or about April 25, 2016, the AST Large-Cap Value Portfolio was re-named as AST Hotchkis &Wiley Large-Cap Value Portfolio.
Effective on or about September 12, 2016, the AST Money Market Portfolio was re-named as AST Government Money Market Portfolio.

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Effective on or about September 12, 2016, the AST Herndon Large-Cap Value Portfolio was re-named as AST Value Equity Portfolio.
Effective on or about May 1, 2017, the AST QMA Emerging Markets Equity Portfolio was reorganized (merged) into the AST AQR Emerging Markets Equity Portfolio.
Effective on or about May 1, 2017, the AST Boston Partners Large-Cap Value Portfolio was reorganized (merged) into the AST Goldman Sachs Large-Cap Value Portfolio.
Effective on or about May 1, 2017, the AST BlackRock iShares ETF Portfolio was reorganized (merged) into the AST Goldman Sachs Multi-Asset Portfolio.
Effective on or about May 1, 2017, the AST Defensive Asset Allocation Portfolio was reorganized (merged) into the AST Preservation Asset Allocation Portfolio.
Effective on or about May 1, 2017, the AST Schroders Global Tactical Portfolio was reorganized (merged) into the AST Prudential Growth Allocation Portfolio.
Effective on or about May 1, 2017, the AST Value Equity Portfolio was re-named as AST T. Rowe Price Large-Cap Value Portfolio.
The AST Bond Portfolio 2028 was first offered on January 3, 2017.
The AST Bond Portfolio 2029 was first offered on January 2, 2018.
The AST American Funds Growth Allocation Portfolio was first offered on April 30, 2018.
Effective on or about April 30, 2018, the AST FI Pyramis® Quantitative Portfolio was re-named as AST Fidelity Institutional AMSM Quantitative Portfolio.
Effective on or about September 17, 2018, the AST Lord Abbett Core Fixed Income Portfolio was reorganized (merged) into the AST Western Asset Core Plus Bond Portfolio.
Effective on or about September 17, 2018, the AST Goldman Sachs Strategic Income Portfolio was re-named the AST PIMCO Dynamic Bond Portfolio.
The AST Bond Portfolio 2030, AST BlackRock 60/40 Target Allocation ETF Portfolio and AST BlackRock 80/20 Target Allocation ETF Portfolio were first offered on January 2, 2019.
Effective on or about January 28, 2019, the AST Columbia Adaptive Risk Allocation Portfolio was reorganized (merged) into the AST T. Rowe Price Diversified Real Growth Portfolio.
Effective on or about April 29, 2019, the AST Global Real Estate Portfolio was re-named the AST Cohen & Steers Global Realty Portfolio; the AST RCM World Trends Portfolio was renamed AST AllianzGI World Trends Portfolio; the AST Goldman Sachs Mid-Cap Growth Portfolio was renamed AST Mid-Cap Growth Portfolio; the AST New Discovery Asset Allocation Portfolio was renamed the AST MFS Growth Allocation Portfolio; and the AST Goldman Sachs Large-Cap Value Portfolio was reorganized (merged) into AST T. Rowe Price Large-Cap Value Portfolio.
The AST BlackRock Corporate Bond Portfolio, AST PIMCO Corporate Bond Portfolio, AST Prudential Corporate Bond Portfolio, AST T. Rowe Price Corporate Bond Portfolio and AST Western Asset Corporate Bond Portfolio were first offered on August 19, 2019.
The AST Dimensional Global Core Allocation Portfolio was first offered on November 18, 2019.
The AST Bond Portfolio 2031 was first offered on January 2, 2020.
Effective on January 30, 2020, the AST QMA Large-Cap Portfolio was re-named as AST Large-Cap Core Portfolio. Effective on January 30, 2020, the AST Parametric Emerging Markets Equity Portfolio was renamed as AST Emerging Markets Equity Portfolio.
Effective on or about April 27, 2020, the AST Franklin Templeton K2 Global Absolute Return Portfolio was reorganized (merged) into the AST Prudential Flexible Multi-Strategy Portfolio.
Effective on or about April 27, 2020, the AST Goldman Sachs Global Growth Allocation Portfolio was reorganized (merged) into the AST T. Rowe Price Diversified Real Growth Portfolio.

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Effective on or about August 14, 2020, the AST FQ Absolute Return Currency Portfolio, AST Jennison Global Infrastructure Portfolio and AST Neuberger Berman Long/Short Portfolio were liquidated.
Effective on or about August 17, 2020, the AST Parametric Emerging Markets Equity Portfolio was re-named as AST Emerging Markets Equity Portfolio, and the AST QMA Large-Cap Portfolio was re-named as AST Large-Cap Core Portfolio.
Effective on or about August 17, 2020, the AST AQR Emerging Markets Equity Portfolio was reorganized (merged) into the AST Emerging Markets Equity Portfolio, and the AST AQR Large-Cap Portfolio was reorganized (merged) into the AST Large-Cap Core Portfolio.
Effective on or about November 16, 2020, the AST Wellington Management Global Bond Portfolio was re-named the AST Global Bond Portfolio.
Effective on or about November 16, 2020, the AST AB Global Bond Portfolio, AST Templeton Global Bond Portfolio, AST Goldman Sachs Global Income Portfolio and AST PIMCO Dynamic Bond Portfolio were reorganized (merged) into the AST Global Bond Portfolio.
Effective on or about February 22, 2021, the AST Neuberger Berman/LSV Mid-Cap Value Portfolio was re-named the AST Mid-Cap Value Portfolio, and the AST J.P. Morgan Strategic Opportunities Portfolio was re-named the AST J.P. Morgan Tactical Preservation Portfolio.
Effective on or about February 22, 2021, the AST Goldman Sachs Multi-Asset Portfolio was merged into the AST J.P. Morgan Tactical Preservation Portfolio, and the AST WEDGE Capital Mid-Cap Value Portfolio was merged into the AST Mid-Cap Value Portfolio.
Effective April 26, 2021 AST Legg Mason Diversified Growth Portfolio was re-named the AST Franklin 85/15 Diversified Allocation Portfolio.
If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.
Effective as of May 1, 2007, the Trust changed its name from American Skandia Trust to Advanced Series Trust.
DESCRIPTION OF SHARES AND ORGANIZATION. As of the date of this SAI, the beneficial interest in the Trust is divided into 75 separate Portfolios, each offering one class of shares.
The Trust's Second Amended and Restated Declaration of Trust, dated December 1, 2005, which governs certain Trust matters, permits the Trust's Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share. Each share entitles the holder to one vote for the election of Trustees and on all other matters that are not specific to one class of shares, and to participate equally in dividends, distributions of capital gains and net assets of each applicable Portfolio. Only shareholders of shares of a specific Portfolio may vote on matters specific to that Portfolio. Shares of one class may not bear the same economic relationship to the Trust as shares of another class. In the event of dissolution or liquidation, holders of shares of a Portfolio will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the assets held in such Portfolio less the liabilities attributable to such Portfolio. Shareholders of a Portfolio will not be liable for the expenses, obligations or debts of another Portfolio.
No preemptive or conversion rights apply to any of the Trust's shares. The Trust's shares, when issued, will be fully paid, non-assessable and transferable. The Trustees may at any time create additional series of shares without shareholder approval.
Generally, there will not be annual meetings of shareholders of any Portfolio of the Trust. A Trustee may, in accordance with certain rules of the SEC, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Trust's custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request.
Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the

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Trust's property for all loss and expense of any shareholder of the Trust held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.
The Declaration of Trust further provides that the Trustees will have no personal liability to any person in connection with the Trust property or affairs of the Trust except for that arising from his bad faith, willful misfeasance, gross negligence or reckless disregard of his duty to that person. All persons must look solely to the Trust property for satisfaction of claims of any nature arising in connection with the Trust's affairs. In general, the Declaration of Trust provides for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which the Trustee or officer acted in bad faith, or with willful misfeasance, gross negligence or reckless disregard of his duties.
From time to time, Prudential Financial, Inc. and/or its insurance company affiliates have purchased shares of the Trust to provide initial capital and to enable the Portfolios to avoid unrealistically poor investment performance that might otherwise result because the amounts available for investment are too small. Prudential will not redeem any of its shares until a Portfolio is large enough so that redemption will not have an adverse effect upon investment performance. Prudential will vote its shares in the same manner and in the same proportion as the shares held by the separate accounts that invest in the Trust, which in turn, are generally voted in accordance with instructions from Contract owners.
PRINCIPAL SHAREHOLDERS
To the knowledge of the Trust, the following persons/entities owned beneficially or of record 5% or more of any class of a Portfolio’s outstanding shares or 25% or more of a Portfolio’s outstanding shares as of March __, 2021. As of March __, 2021, the Trustees and Officers of the Trust, as a group, owned less than 1% of each class of a Portfolio’s outstanding shares of beneficial interest of the Trust.
Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
AST Academic Strategies Asset Allocation	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	154,620,448.159 / 60.3744%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	86,526,232.501 / 33.7857%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	14,813,320.22 / 5.7841%
AST Advanced Strategies	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	260,631,812.678 / 74.401%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	61,948,425.170 / 17.684%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	26,521,884.32 / 7.571%
AST AllianzGI World Trends	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	214,474,960.323 / 78.4062%

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Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	36,321,850.92 / 13.2783%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	22,058,302.67 / 8.0639%
AST Balanced Asset Allocation	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	331,317,341.641 / 69.0787%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	99,789,936.654 / 20.8059%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	33,055,388.03 / 6.892%
AST BlackRock Global Strategies	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	110,134,545.334 / 77.2791%
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	14,475,841.09 / 10.1574%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	9,200,319.21 / 6.4557%
AST BlackRock/Loomis Sayles Bond	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	104,181,973.293 / 41.5657%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	68,307,990.658 / 27.253%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	19,486,240.84 / 7.7745%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	19,379,748.61 / 7.732%

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Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	14,571,257.40 / 5.8135%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	12,741,948.39 / 5.0837%
AST BlackRock Low Duration Bond	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	23,644,833.22 / 49.7042%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	17,724,862.51 / 37.2597%
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	3,349,594.67 / 7.0412%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	2,422,987.73 / 5.0934%
AST Bond Portfolio 2021	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	3,545,462.86 / 49.3141%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	3,130,005.62 / 43.5355%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	513,209.48 / 7.1383%
AST Bond Portfolio 2022	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	1,724,311.86 / 47.7095%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,540,213.71 / 42.6158%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	315,176.68 / 8.7205%

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Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
AST Bond Portfolio 2023	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	1,378,715.16 / 79.1979%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	311,701.75 / 17.9052%
AST Bond Portfolio 2024	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	410,047.01 / 80.1858%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	82,671.41 / 16.1666%
AST Bond Portfolio 2025	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	244,868.56 / 65.2797%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	126,795.82 / 33.8026%
AST Bond Portfolio 2026	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	3,029,207.40 / 80.1441%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	640,916.86 / 16.9568%
AST Bond Portfolio 2027	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	4,348,077.92 / 80.1059%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	952,053.51 / 17.54%
AST Bond Portfolio 2028	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	1,152,512.87 / 67.5961%
	PALAC SEED ACCOUNT ATTN PUBLIC INVESTMENT OPS 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	246,507.81 / 14.4579%

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Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	220,458.76 / 12.9301%
AST Bond Portfolio 2029	PALAC SEED ACCOUNT ATTN PUBLIC INVESTMENT OPS 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	244,241.94 / 99.0395%
AST Bond Portfolio 2030	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	5,939,252.48 / 60.9788%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	3,061,633.86 / 31.434%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	727,030.07 / 7.4645%
AST Bond Portfolio 2031	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	9,258,992.74 / 49.3289%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	7,589,729.15 / 40.4356%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,417,124.23 / 7.55%
AST Capital Growth Asset Allocation	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	381,958,347.264 / 65.8433%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	166,185,313.653 / 28.6476%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	31,452,865.38 / 5.422%
AST ClearBridge Dividend Growth	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	30,577,299.96 / 42.5812%

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Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	18,856,723.33 / 26.2594%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	7,581,462.88 / 10.5578%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	6,473,303.89 / 9.0146%
AST Cohen & Steers Global Realty	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	12,714,617.73 / 63.267%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	4,787,731.55 / 23.8234%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	1,964,727.37 / 9.7763%
AST Cohen & Steers Realty	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	15,637,691.13 / 40.5621%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	8,236,695.60 / 21.3649%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	7,665,008.25 / 19.882%
	PRUDENTIAL INSURANCE CO OF AMERICA PRUDENTIAL FINANCIAL PRUBENEFIT FUNDING ATTN TESSIE BUSINELLI 80 LIVINGSTON AVENUE BUILDING, ROS 3 ROSELAND NJ 07068-0000	3,531,373.10 / 9.1599%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,951,752.91 / 5.0626%
AST Emerging Markets Equity	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	24,419,570.69 / 33.1487%

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Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	16,882,844.76 / 22.9179%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	10,805,829.85 / 14.6686%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	9,444,315.09 / 12.8203%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	6,070,906.25 / 8.2411%
AST Fidelity Institutional AM® Quantitative	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	183,142,022.436 / 71.7805%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	49,831,140.49 / 19.5308%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	21,203,862.38 / 8.3106%
AST Goldman Sachs Small-Cap Value	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	11,609,760.13 / 34.9211%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	5,944,772.31 / 17.8813%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	5,809,339.55 / 17.4739%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	3,536,796.16 / 10.6383%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	2,263,396.37 / 6.8081%

165

Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
AST Government Money Market	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	496,694,765.10 / 53.0191%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	380,689,539.84 / 40.6363%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	52,666,762.26 / 5.6219%
AST Hotchkis & Wiley Large-Cap Value	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	19,608,690.03 / 31.5657%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	12,663,700.36 / 20.3858%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	12,095,817.02 / 19.4716%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	6,884,841.35 / 11.0831%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	4,050,152.88 / 6.5199%
AST High Yield	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	19,211,686.23 / 26.9237%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	16,058,464.83 / 22.5047%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	11,523,233.13 / 16.1489%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	7,718,070.88 / 10.8163%

 166

Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	7,498,592.61 / 10.5087%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	5,447,331.01 / 7.634%
AST International Growth	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	24,132,291.00 / 30.8097%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	14,950,847.41 / 19.0877%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	12,346,689.45 / 15.763%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	11,577,788.03 / 14.7813%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	6,341,765.42 / 8.0965%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	5,064,986.68 / 6.4665%
AST International Value	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	30,624,381.27 / 34.9216%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	19,039,754.58 / 21.7114%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	11,645,678.44 / 13.2798%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	6,426,680.87 / 7.3285%

167

Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	6,091,043.33 / 6.9457%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	4,772,321.08 / 5.442%
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	4,567,127.01 / 5.208%
AST Investment Grade Bond	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	125,749,988.783 / 57.9171%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	81,885,130.81 / 37.7141%
AST J.P. Morgan Global Thematic	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	121,907,190.929 / 76.0263%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	26,996,286.41 / 16.836%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	11,438,660.70 / 7.1336%
AST J.P. Morgan International Equity	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	6,228,548.20 / 48.0112%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	4,317,379.82 / 33.2794%
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,493,510.56 / 11.5123%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	750,804.84 / 5.7874%

 168

Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
AST J.P. Morgan Tactical Preservation (formerly, AST J.P. Morgan Strategic Opportunities)	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	147,542,199.862 / 68.6461%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	50,035,848.644 / 23.2799%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	16,292,458.08 / 7.5803%
AST Jennison Large-Cap Growth	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	8,191,572.53 / 31.0551%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	7,154,353.89 / 27.1229%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	5,052,046.86 / 19.1529%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	2,350,536.19 / 8.9111%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	1,687,705.57 / 6.3983%
AST Large-Cap Core	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	72,795,158.816 / 50.3398%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	45,687,697.452 / 31.5943%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	15,842,621.02 / 10.9556%
	ADVANCED SERIES TRUST AST QUANTITATIVE MODELING PORTFOLIO ATTN EDWARD CAMPBELL 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	8,028,911.91 / 5.5522%

169

Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
AST Loomis Sayles Large-Cap Growth	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	10,497,862.40 / 34.1228%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	6,645,811.11 / 21.6019%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	5,409,245.22 / 17.5825%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	4,092,630.95 / 13.3029%
AST MFS Global Equity	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	15,508,876.97 / 58.3302%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	7,023,070.21 / 26.4144%
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	2,524,232.52 / 9.4939%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,332,051.68 / 5.01%
AST MFS Growth Allocation	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	46,448,564.41 / 77.4956%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	9,097,039.38 / 15.1777%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	4,300,677.86 / 7.1753%
AST MFS Growth	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	10,841,226.70 / 29.3728%

 170

Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	6,675,061.98 / 18.0851%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	6,498,822.12 / 17.6076%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	5,896,486.68 / 15.9757%
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	2,263,904.84 / 6.1337%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	2,219,063.98 / 6.0122%
AST MFS Large-Cap Value	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	35,682,308.98 / 41.803%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	21,999,095.86 / 25.7727%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	9,433,179.13 / 11.0513%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	7,353,734.87 / 8.6151%
AST Mid-Cap Growth	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	42,474,996.70 / 43.8739%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	30,738,223.65 / 31.7506%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	6,873,336.79 / 7.0997%

171

Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
AST Mid-Cap Value (formerly, AST Neuberger Berman/LSV Mid-Cap Value)	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	11,730,376.23 / 38.7601%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	9,113,553.73 / 30.1134%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	4,447,354.70 / 14.6952%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	1,828,874.77 / 6.0431%
AST Multi-Sector Fixed Income	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,014,893,803.717 / 86.7843%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	154,549,787.775 / 13.2157%
AST Preservation Asset Allocation	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	217,665,518.034 / 67.923%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	75,293,345.584 / 23.4954%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	24,216,047.99 / 7.5567%
AST Prudential Core Bond	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	76,568,063.750 / 28.2771%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	75,916,377.292 / 28.0364%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	57,208,299.65 / 21.1274%

 172

Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	32,049,337.70 / 11.836%
AST Prudential Growth Allocation	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	633,905,150.571 / 71.3395%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	193,600,546.891 / 21.7877%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	55,831,094.031 / 6.2832%
AST QMA US Equity Alpha	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	6,569,484.43 / 48.8425%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	4,112,483.35 / 30.5753%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	1,783,922.50 / 13.263%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	843,683.32 / 6.2726%
AST Quantitative Modeling	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	57,819,932.403 / 89.6097%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	3,870,040.33 / 5.9978%
AST Small-Cap Growth	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	4,278,273.94 / 34.3642%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	2,355,641.23 / 18.9211%

173

Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	1,791,798.26 / 14.3922%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	1,073,916.09 / 8.626%
	AST ADVANCED STRATEGIES PORTFOLIO ATTN EDWARD CAMPBELL 2 GATEWAY CTR 6TH FL NEWWARK NJ 07102-5008	873,547.89 / 7.0166%
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	851,901.47 / 6.8427%
AST Small-Cap Growth Opportunities Portfolio	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	7,137,289.47 / 29.4223%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	6,069,222.07 / 25.0194%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	3,799,758.29 / 15.6639%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	2,445,639.56 / 10.0818%
	AST ADVANCED STRATEGIES PORTFOLIO ATTN EDWARD CAMPBELL 2 GATEWAY CTR 6TH FL NEWWARK NJ 07102-5008	2,002,282.42 / 8.2541%
AST Small-Cap Value	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	6,549,140.44 / 25.6466%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	4,094,542.16 / 16.0343%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	3,953,658.04 / 15.4826%

 174

Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	ADVANCED SERIES TRUST AST ADVANCED STRATEGIES PORTFOLIO ATTN EDWARD CAMPBELL 2 GATEWAY CTR 6TH FL NEWWARK NJ 07102-5008	3,752,449.86 / 14.6947%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	2,577,276.18 / 10.0927%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	1,810,801.43 / 7.0911%
AST T. Rowe Price Asset Allocation	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	296,052,910.943 / 75.7601%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	60,760,292.463 / 15.5486%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	31,284,907.972 / 8.0058%
AST T. Rowe Price Growth Opportunities	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	169,308,558.097 / 91.7797%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	15,164,247.41 / 8.2203%
AST T. Rowe Price Large-Cap Growth	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	18,101,372.237 / 34.3908%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	9,958,596.77 / 18.9203%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	9,071,587.83 / 17.2351%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	5,593,618.96 / 10.6273%

175

Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	4,341,383.28 / 8.2482%
AST T. Rowe Price Large-Cap Value	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	38,618,953.91 / 24.7186%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	37,102,167.40 / 23.7478%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	36,296,209.51 / 23.2319%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	22,881,226.47 / 14.6455%
AST T. Rowe Price Natural Resources	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	10,114,462.01 / 40.4867%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	5,020,315.74 / 20.0956%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	3,845,827.44 / 15.3943%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	2,335,750.33 / 9.3497%
AST Wellington Management Hedged Equity	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	77,874,421.842 / 73.1025%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	15,060,089.60 / 14.1372%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	7,886,245.30 / 7.403%

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Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
AST Western Asset Core Plus Bond	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	92,978,893.015 / 32.1971%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	46,588,289.44 / 16.1328%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	46,524,079.66 / 16.1105%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC - ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	44,516,414.66 / 15.4153%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	34,906,138.56 / 12.0874%
AST Western Asset Emerging Markets Debt	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	5,336,257.70 / 31.673%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	5,184,342.54 / 30.7713%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	3,765,988.93 / 22.3528%
	ADVANCED SERIES TRUST AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO 880 3RD AVE FL 8 NEW YORK NY 10022-4730	993,839.03 / 5.8989%
FINANCIAL STATEMENTS
The financial statements of the Trust for the fiscal year ended December 31, 2020 have been incorporated into this SAI by reference to the annual reports to shareholders. Such financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports thereon are included in the Trust’s annual reports to shareholders. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017-6204. The financial statements for the fiscal year ended December 31, 2019, which are also incorporated in this SAI by reference to the 2020 annual report to shareholders, were audited by KPMG LLP, an independent registered public accounting firm.
The Trust's annual reports for the year ended December 31, 2020 can be obtained without charge by calling (800) 778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102.

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PART II
INVESTMENT RISKS & CONSIDERATIONS
Set forth below are descriptions of some of the types of investments and investment strategies that a Portfolio may use, and the risks and considerations associated with those investments and investment strategies. A Portfolio may invest in the types of investments and investment strategies that are consistent with its investment objective, policies and any limitations described in the prospectus and in the SAI.
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO, AST ADVANCED STRATEGIES PORTFOLIO, AST HIGH YIELD PORTFOLIO, AST BLACKROCK LOW DURATION BOND PORTFOLIO, AND AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO: With respect to futures contracts, (which are cash settled contracts and are marked to market on a daily basis), the Portfolio may segregate or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (or in other words the Portfolio's daily net liability, if any).
AST COHEN & STEERS REALTY PORTFOLIO: Short sales may not at any one time exceed 25% of the Portfolio's net assets; the value of securities of any one issuer in which the Portfolio is short may not exceed the lesser of 2% of the Portfolio's net assets or 2% of the securities of any class of issuer.
AST COHEN & STEERS GLOBAL REALTY PORTFOLIO: The Portfolio invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stocks and other equity securities issued by US and non-US real estate companies. Real estate equity securities include common stocks and other equity securities issued by US and non-US real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities. That means that the Portfolio concentrates its investments in companies that (i) derive at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or (ii) have at least 50% of its assets invested in such real estate. The Portfolio may invest without limit in shares of REITs. The Portfolio may invest in real estate companies of any market capitalization.
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO: Unlisted options, together with other illiquid investments, are subject to a limit of 15% of the Portfolio's net assets. Premiums paid for foreign currency put options will not exceed 5% of the Portfolio's net assets. The Portfolio does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time the option is written. The Portfolio will not write puts having an aggregate exercise price of greater than 25% of net Portfolio assets. The Portfolio will not purchase options on stocks not held in the Portfolio's portfolio, and will not write call options on stocks or stock indices if after such purchase, the aggregate premiums paid for such options would exceed 20% of net Portfolio assets.
The Portfolio may make short sales of securities or maintain a short position, provided that when a short position is open the Portfolio owns an equal amount of such securities or securities convertible or exchangeable for securities of the same issuer (without payment of additional consideration). Not more than 25% of Portfolio's net assets may be subject to short sales; the Portfolio does not intend to have more than 5% of net assets (determined at the time of the short sale) subject to short sales against-the-box. The Portfolio has no present intention to commit more than 5% of gross assets to investing in debt securities.
AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO: The Portfolio may borrow for temporary or emergency purposes in amounts not exceeding 10% of total Portfolio assets. No more than 25% of total Portfolio assets can be held as collateral for short sales at any one time.
AST INTERNATIONAL GROWTH PORTFOLIO: The Portfolio may invest up to 10% of assets in zero coupon bonds, pay-in-kind and step securities.
AST INTERNATIONAL VALUE PORTFOLIO: The Portfolio will not enter into futures and options where the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. The Portfolio may invest up to 5% of total assets in fixed income securities which are unrated or rated below investment grade at either time of purchase or as a result of a reduction in rating after purchase.
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO: Investments in REITs will not exceed 5% of total Portfolio assets. Reverse repurchase agreements may not exceed 10% of total Portfolio assets. The Portfolio will not engage in leverage, and will not purchase additional securities while borrowings from banks exceed 5% of total Portfolio assets. The Portfolio will not enter into forward contracts, futures contracts or options unless it owns an offsetting position in securities, currencies, or other options, forward contracts or futures

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contracts or it has cash or liquid assets with value sufficient to cover its potential obligations. The Portfolio will not write options if, after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Portfolio's total assets, and will not purchase options if at the time of the investment the aggregate premiums paid for the options exceeds 5% of total Portfolio assets.
AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (FORMERLY, AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO): The Portfolio intends to use futures, forward agreements, options, swaps and other derivatives (collectively Derivatives) to the extent permitted by the prospectus and shall not be limited by any contrary disclosure contained in Part II. The Portfolio is not subject to the “Limitation on Currency Hedging” discussed in Part II and may engage in such hedging to the extent permitted by the 1940 Act.
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO: The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contract positions and options on futures contracts would exceed the Portfolio's total assets. The Portfolio will not invest more than 5% in high yield/high risk (junk bonds) and mortgage and asset-backed securities. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into the transaction.
AST MID-CAP GROWTH PORTFOLIO: The Portfolio may invest up to 25% of net assets in foreign currency-denominated securities and not publicly traded in the US. The Portfolio will not invest more than 5% of assets in inverse floaters. The Portfolio will not enter into futures contracts or options on futures if the aggregate amount of the Portfolio's commitments under such contracts and options would exceed the value of the Portfolio's total assets. The Portfolio may invest in foreign forward currency contracts up to the value of the Portfolio's assets.
AST MID-CAP VALUE PORTFOLIO (FORMERLY, AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO): The Portfolio will limit counterparties in OTC options transactions to dealers with at least $20 million in net worth as reported in their latest financial statements. The Portfolio may invest in lower-rated foreign debt securities subject to the Portfolio's 15% limitation on lower-rated debt securities. The Portfolio may not purchase any foreign currency-denominated securities if, after such purchase more than 10% of total Portfolio assets would be invested in such securities. Where the Portfolio engages in foreign forward currency contracts for hedging purposes, it will not enter in such contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. The Portfolio will generally not enter into foreign forward currency contracts with a term of greater than one year.
The Portfolio may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of net assets. The Portfolio may invest up to 5% of net assets in zero coupon bonds.
AST GOVERNMENT MONEY MARKET PORTFOLIO: The Portfolio may invest in certain government supported asset-backed notes in reliance on no-action relief issued by the SEC that such securities may be considered as government securities for purposes of compliance with the diversification requirements under Rule 2a-7.
AST SMALL-CAP GROWTH PORTFOLIO: The Portfolio may not purchase any foreign-currency denominated securities if after such purchase more than 10% of total assets would be invested in such securities. The Portfolio will generally not enter into a foreign forward contract with a duration of more than one year. The Portfolio may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of net assets.
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO: The Portfolio will not engage in short sales if the market value of all Portfolio securities sold short would exceed 25% of net assets of the Portfolio. The value of the securities of any one issuer which may be shorted is limited to the lesser of 2% of the value of the Portfolio's net assets or 2% of the securities of any class of the issuer. Short sales against-the-box are not subject to these limits.
AST SMALL-CAP VALUE PORTFOLIO: The Portfolio's investments in junk bonds are limited to 5% of total assets. The Portfolio will not write a covered call option or put option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets.
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO: The Portfolio will not write a covered call option or put option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. The Portfolio will not commit more than 5% of its assets to premiums when purchasing call and put options.

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The Portfolio may also invest in TIPS, or Treasury Inflation-Protected Securities. TIPS are inflation-linked securities issued by the US government. Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. Inflation linked bonds are also issued by corporations, US government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount and the inflation component is reflected in the nominal coupon.
Inflation-protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and rate of inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the portfolio.
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO: The Portfolio may invest up to 5% of assets in warrants and rights. The Portfolio may invest up to 15% of total assets in securities of foreign issuers. The Portfolio will not sell a call or put option written by it if, as a result of the sale, the aggregate of the Portfolio's portfolio securities subject to outstanding call or put options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The aggregate cost of all outstanding options purchased and held by the Portfolio, including options on market indices, will at no time exceed 10% of the Portfolio's total assets.
AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO: The Portfolio may write call and put options up to 25% of net assets and may purchase put and call options so long as no more than 5% of net assets invested in premiums on such options. The Portfolio will not engage in OTC options if the amount invested by the Portfolio in other illiquid investments exceeds 15% of net Portfolio assets. The Portfolio will not invest more than 5% of assets in inverse floaters.
For some loans, such as revolving credit facility loans (revolvers), a Loan Investor may have certain obligations pursuant to the Loan Agreement that may include the obligation to make additional loans in certain circumstances. The Portfolio generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the Borrower in conjunction with an Agent, with the loan backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the Agent for the facility.
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO: The Portfolio will not write covered call or put options if, as a result, the aggregate market value of all portfolio securities covering call or put options exceeds 25% of the Portfolio's net assets. The Portfolio will not commit more than 5% of total assets to premiums when purchasing call or put options. The Portfolio may invest up to 50% of total assets in US dollar-denominated and non-US dollar-denominated securities of foreign issuers.
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO: The Portfolio will seek to achieve its investment objective by investing in a broadly diversified portfolio of common stocks while also pursuing an equity index option overlay. The equity index option overlay involves the purchase of put options on the S&P 500 Index and the sale of call and put options on the S&P 500 Index.
Under normal circumstances, the Portfolio currently expects to be fully invested and will invest at least 80% of its net assets in the common stocks of small, medium and large companies. The Portfolio's policy of investing at least 80% of its net assets in common stocks is a non-fundamental policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio may also invest up to 30% of its assets in the equity securities of foreign issuers and non-dollar denominated securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The Portfolio may trade securities actively.
The equity index option overlay strategy is designed to help mitigate capital losses in adverse market environments over a short period of time and employs a put/spread collar to meet this goal. To reduce the Portfolio's risk of loss due to a sharp decline in the value of the general equity market over a short period of time, the Portfolio intends to purchase index put options on the S&P 500 with respect to a substantial portion of the value of its common stock holdings. In order to help lessen the cost of the long put protection, the equity index option strategy will also involve the sale of call options on the S&P 500 Index and the sale of a deeper “out-of-the-money” put option on

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the S&P 500 Index with respect to a significant portion of the Portfolio's common stock holdings. The Portfolio may use options based upon other indices if Wellington Management deems this appropriate in particular market circumstances or based on the Portfolio's common stock holdings.
ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.
Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.
Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.
Credit-Related Asset-Backed Securities. This type of asset-backed security is collateralized by a basket of underlying corporate bonds or other securities, including junk bonds. Unlike the traditional asset-backed securities described above, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Portfolio bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.
Collateralized Loan Obligations (CLOs). This type of asset-backed security is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, as well as loans rated below investment grade or equivalent unrated loans. The risks of an investment in a CLO depend largely on the quality of the underlying loans and may be classified by the Portfolio as illiquid investments.
For credit-related asset-backed securities and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to particular underlying assets as a class.
Government Money Market Portfolio: AST Government Money Market Portfolio (the Government Money Market Portfolio) may choose to invest in certain government-supported asset-backed notes in reliance on no-action relief issued by the SEC that such securities may be considered government securities for purposes of compliance with the diversification requirements under Rule 2a-7.
BORROWING AND LEVERAGE. A Portfolio may borrow up to 33 1∕3% of the value of its total assets (calculated at the time of the borrowing). The Portfolio may pledge up to 33 1∕3% of its total assets to secure these borrowings. If a Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings. If a Portfolio borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Portfolio, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. This is the speculative factor known as “leverage.”

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A Portfolio may borrow from time to time, at the investment subadviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the subadviser's opinion, unusual market conditions otherwise make it advantageous for the Portfolio to increase its investment capacity. A Portfolio will only borrow when there is an expectation that it will benefit a Portfolio after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates risks, including the risks associated with leveraging such as the risks that leverage may exaggerate changes in the net asset value of Portfolio shares and the yield on a Portfolio. A Portfolio may borrow through forward rolls, dollar rolls or reverse repurchase agreements, although no Portfolio currently has any intention of doing so, except for portfolios managed by PIMCO.
CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.
In analyzing convertible securities, the subadviser(s) will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.
Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in US dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Portfolio is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.
Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.
To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.
Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a Cash-Settled Convertible), (ii) a combination of separate securities chosen by the subadviser(s) in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a Manufactured Convertible) or (iii) a synthetic security manufactured by another party.

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Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the subadviser(s) by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (fixed income component) or a right to acquire equity securities (convertibility component). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (equity features) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.
A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.
More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the subadviser(s) may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The subadviser(s) may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the subadviser(s) believe such a Manufactured Convertible would better promote a Portfolio's objective than alternate investments. For example, the subadviser(s) may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio's credit exposure, or with a US Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, a Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.
The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term US Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.
CORPORATE LOANS. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rate of US banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Portfolio may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Portfolio may not recover its investment, or there might be a delay in the Portfolio's recovery. By investing in a corporate loan, a Portfolio becomes a member of the syndicate.
As in the case of junk bonds, the corporate loans in which a Portfolio may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and junk bonds. Corporate loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loans will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a US bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of corporate loans held by a Portfolio may be expected to fluctuate significantly less than

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the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for corporate loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.
A Portfolio may acquire interests in corporate loans by means of a novation, assignment or participation. In a novation, a Portfolio would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, a Portfolio may purchase an assignment, in which case the Portfolio may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.
CYBER SECURITY AND OPERATIONAL RISK. With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, each Portfolio and its service providers is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches, whether deliberate or unintentional, arising from a Portfolios’ third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadvisers, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which the Portfolios invests, may cause significant disruptions in the business operations of the Portfolios. Potential impacts may include, but are not limited to, potential financial losses for the Portfolios and the issuers’ securities, the inability of shareholders to conduct transactions with the Portfolios, an inability of the Portfolios to calculate net asset value (NAV), and disclosures of personal or confidential shareholder information.
In addition to direct impacts on Portfolio shareholders, cyber security failures by a Portfolio and/or its service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to the Portfolios, and reputational damage. The Portfolios may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. The Portfolios may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although the Portfolios and its service providers and subadvisers may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Portfolios cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the subadvisers, and the issuers in which a Portfolios invests.
A Portfolio’s investments or its service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Portfolios’ ability to calculate their NAVs in a timely manner, including over a potentially extended period. Although the Portfolios attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Portfolio or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Portfolio and its shareholders could be negatively impacted as a result.

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DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Portfolio's investment in that issuer. Credit risk is reduced to the extent a Portfolio limits its debt investments to US Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
DEPOSITARY RECEIPTS. A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (GDRs) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the US securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged, as well as the risks associated with foreign investments.
DERIVATIVES. A Portfolio may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Each Portfolio may use derivatives for hedging purposes. A Portfolio may also use derivatives to seek to enhance returns. The use of a derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
The use of derivative instruments involves risks different from, and/or possibly greater than, the risks associated with investing directly in the underlying assets or references. The use of derivative instruments is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the portfolio manager is incorrect in the forecasts of security or market values, interest rates or currency exchange rates, as applicable, the investment performance of a Portfolio would be less favorable than it would have been if derivative instruments were not used. Potential losses from certain derivative instruments are unlimited. Derivative instruments can be highly volatile, illiquid, subject to counterparty risk and difficult to value. There is also the risk that changes in the value of a derivative instrument held by a Portfolio for hedging purposes may not correlate with the Portfolio’s investments which are intended to be hedged, which could impact Portfolio performance. A Portfolio may choose not to invest in derivative instruments because of their cost, limited availability or other reasons.
In October 2020, the SEC voted to adopt Rule 18f-4 under the 1940 Act (the Derivatives Rule), which will govern the use of derivatives by registered investment companies. Once implemented, the Derivatives Rule will impose limits on the amount of derivatives exposure a fund may take on and replace the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, among other requirements. The extent and impact of the Derivatives Rule on the Portfolios are not yet known. The Derivatives Rule may make the use of derivatives by the Portfolios more costly, may limit the availability of certain types of derivatives, and may otherwise adversely affect the value or performance of the Portfolios' derivative investments.
EXCHANGE-TRADED FUNDS. A Portfolio may invest in Exchange-Traded Funds (ETFs). ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in these Portfolios' investment strategies. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF. In addition, an investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies.

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Moreover, to the extent an ETF holds securities traded in markets that close at a different time from the ETF’s listing exchange, liquidity in such securities may be reduced after the applicable closing times. In addition, during the time when the ETF’s listing exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the ETF’s shares’ NAV may widen.
FUND OF FUNDS.  A Portfolio that is structured as a “fund of funds” invests primarily in a combination of underlying investment companies which we refer to as “Underlying Portfolios.” In addition to the risks associated with the investment in the Underlying Portfolios, these Portfolios are subject to the following risks:
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To the extent that a Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighted in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.
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The ability of a Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.
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A Portfolio may incur its pro rata share of the expenses of an Underlying Portfolio in which the Portfolio invests, such as investment advisory and other management expenses, and shareholders incur the operating expenses of these Underlying Portfolios.
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The performance of a Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares. For example, large purchases and redemptions may cause an Underlying Portfolio to hold a greater percentage of its assets in cash than other portfolios pursuing similar strategies, and large redemptions may cause an Underlying Portfolio to sell assets at inopportune times. Underlying Portfolios that have experienced significant redemptions may, as a result, have higher expense ratios than other portfolios pursuing similar strategies. The Manager and a Portfolio’s subadviser(s) seek to minimize the impact of large purchases and redemptions of Underlying Portfolio shares, but their abilities to do so may be limited.
There is a potential conflict of interest between a Portfolio and its Manager and a Portfolio’s subadviser(s). Because the amount of the investment management fees to be retained by the Manager and their affiliates may differ depending upon which Underlying Portfolios are used in connection with a Portfolio, there is a potential conflict of interest for the Manager and a Portfolio’s subadviser(s) in selecting the Underlying Portfolios. In addition, the Manager and a Portfolio’s subadviser(s) may have an incentive to take into account the effect on an Underlying Portfolio in which the Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. Although the Manager and a Portfolio’s subadviser(s) take steps to address the potential conflicts of interest, it is possible that the potential conflicts could impact the Portfolios.
In October 2020, the SEC adopted a new regulatory framework, including new Rule 12d1-4 under the 1940 Act, for fund-of-funds arrangements. Rule 12d1-4, which became effective on January 19, 2021, permits a registered investment company to acquire the securities of any other registered investment company or BDC in excess of the limits of the 1940 Act. In connection with new Rule 12d1-4, the SEC also rescinded Rule 12d1-2 and certain exemptive orders permitting fund-of-funds arrangements. These regulatory changes may adversely impact the Portfolios' investment strategies and operations.
HEDGING. Hedging is a strategy in which a derivative or security is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by a Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio's hedging strategies will be effective or that hedging transactions will be available to a Portfolio. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.
INDEXED AND INVERSE SECURITIES. A Portfolio may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Portfolio may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. A Portfolio may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Portfolios may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Portfolio may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Portfolio invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk

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and currency risk. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, a Portfolio may be required to pay substantial additional margin to maintain the position.)
INFLATION-PROTECTED SECURITIES. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, a Portfolio may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested.
INITIAL PUBLIC OFFERINGS. Each Portfolio may invest in initial public offerings (IPOs). An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking capital to expand, but can also be done by large privately owned companies looking to become publicly traded.
In an IPO, the issuer obtains the assistance of an underwriting firm, which helps it determine what type of security to issue (common or preferred), best offering price and time to bring it to market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Portfolio may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Investing in IPOs entails risks. Importantly, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. It is difficult to predict what the stock will do on its initial day of trading and in the near future since there is often little historical data with which to analyze the company. Also, most IPOs are of companies going through a transitory growth period, and they are therefore subject to additional uncertainty regarding their future value.
PARTICIPATION NOTES. Participation Notes (P-Notes) are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity securities, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with a Portfolio.
SWAP AGREEMENTS. Certain Portfolios may enter into swap transactions, including but not limited to, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, certain portfolios may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if a Portfolio had invested directly in an instrument that yielded that desired return.
Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index or other investments or instruments.
Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently a Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.
To the extent that a Portfolio enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Portfolio's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Portfolio believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its rights to receive a return on its

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portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Portfolio will enter into swaps only with parties meeting creditworthiness standards of the investment subadviser. The investment subadviser will monitor the creditworthiness of such parties.
Certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of a Portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Portfolio to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in the Portfolio and its counterparties posting higher amounts for uncleared swaps.
CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. Certain Portfolios may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Portfolio generally receives an up front payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.
Credit default swaps and similar instruments involve greater risks than if a Portfolio had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. A Portfolio will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the subadviser(s) to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. When a Portfolio acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.
CREDIT LINKED SECURITIES. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such a credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.
Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may be classified as illiquid investments.
TOTAL RETURN SWAP AGREEMENTS. Certain Portfolios may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments

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based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Portfolio’s portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to a Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, the Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by a Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of a Portfolio's obligations will be accrued on a daily basis, and the full amount of the Portfolio's obligations will be segregated by a Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount a Portfolio is obligated to pay or is to receive under the total return swap agreement.
Unless otherwise noted, a Portfolio's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Portfolio) is limited to 15% of its net assets. This limitation does not apply to the AST Bond Portfolios (2021-2032), AST Western Asset Core Plus Bond Portfolio and AST Investment Grade Bond Portfolio.
NON-STANDARD WARRANTS. From time to time, a Portfolio may use synthetic foreign equity securities derivatives in the form non-standard warrants, often referred to as low exercise price warrants or participatory notes or low exercise price options (LEPOs), to gain indirect exposure to issuers in certain countries, such as India. These securities are issued by banks and other financial institutions. The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. LEPOs entail the same risks as other over-the counter derivatives. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase the LEPO when a Portfolio wishes to sell it. A discussion of the risk factors relating to derivatives is set out in the sub-section entitled “Risk Factors in Derivatives”.
OPTIONS ON SECURITIES AND SECURITIES INDEXES. A Portfolio may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an index), such as an index of the price of treasury securities or an index representative of short term interest rates.
Such investments may be made on exchanges and in the over-the-counter (OTC) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.
A Portfolio will write only “covered” options. A written option is covered if, so long as a Portfolio is obligated the option, it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option.
CALL OPTIONS. A Portfolio may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives a Portfolio the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Portfolio also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.
Each Portfolio may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Portfolio either owns an offsetting position in the underlying security or currency, or the Portfolio segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. The principal reason for writing call options is the attempt to realize, through the receipt of

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premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio enters into a closing purchase transaction. A closing purchase transaction cancels out a Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.
PUT OPTIONS. A Portfolio may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Portfolio acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Portfolio's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Portfolio also may purchase uncovered put options.
Each Portfolio may write (i.e., sell) put options on the types of securities or instruments that may be held by the Portfolio, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Portfolio will receive a premium for writing a put option, which increases the Portfolio's return. A Portfolio will not sell puts if, as a result, more than 25% of the Portfolio's net assets would be required to cover its potential obligations under its hedging and other investment transactions.
FUTURES. A Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Portfolio is required to deposit collateral (margin) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.
The sale of a futures contract limits a Portfolio's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.
The purchase of a futures contract may protect a Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that such securities decline in value or a Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Portfolio may realize a loss relating to the futures position.
A Portfolio is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Portfolio entered into futures transactions. A Portfolio may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Portfolio can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Portfolio intends to purchase.
A Portfolio may only write “covered” put and call options on futures contracts. A Portfolio will be considered “covered” with respect to a call option it writes on a futures contract if the Portfolio owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. A Portfolio will be considered “covered” with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the “covered” option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its custodian with respect to such option). There is no limitation on the amount of a Portfolio's assets that can be segregated.

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With respect to futures contracts that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (in other words, the Portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.
Each Portfolio has filed a notice of exemption from regulation as a “commodity pool,” and the Manager has filed a notice of exemption from registration as a “commodity pool operator” with respect to each Portfolio, under applicable rules issued by the CFTC under the Commodity Exchange Act (the CEA). In order to continue to claim the “commodity pool” exemption, a Portfolio is limited in its ability to use futures, options and swaps subject to regulation under the CEA for purposes other than bona fide hedging, which is narrowly defined. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish a Portfolio’s positions in such investments may not exceed 5% of the liquidation value of the Portfolio’s assets, or (2) the aggregate net notional value of such instruments may not exceed 100% of the liquidation value of the Portfolio’s assets. In addition to meeting one of the foregoing trading limitations, a Portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.
FOREIGN EXCHANGE TRANSACTIONS. A Portfolio may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, Currency Instruments) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the US dollar or, with respect to certain Portfolios, to seek to enhance returns. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered, or committed or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Portfolio may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a straddle). By selling such a call option in this illustration, the Portfolio gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Portfolio are considered to constitute hedging transactions and are consistent with the policies described above.
FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlements Portfolio will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Portfolios, to seek to enhance returns. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Portfolio has received or anticipates receiving a dividend or distribution. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Portfolio is denominated or by purchasing a currency in which the Portfolio anticipates acquiring a portfolio position in the near future. A Portfolio may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.
CURRENCY FUTURES. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the US dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” above. Currency futures involve substantial currency risk, and also involve leverage risk.
CURRENCY OPTIONS. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the US dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

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LIMITATIONS ON CURRENCY HEDGING. Most Portfolios will not speculate in Currency Instruments although certain Portfolios may use such instruments to seek to enhance returns. Accordingly, except for portfolios managed by PIMCO and PGIM, a Portfolio will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Portfolio may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Portfolio will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.
RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Portfolio's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio's shares, the net asset value of the Portfolio's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio's hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio may only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.
In connection with its trading in forward foreign currency contracts, a Portfolio will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Portfolio will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Portfolio of any profit potential or force the Portfolio to cover its commitments for resale, if any, at the current market price and could result in a loss to the Portfolio.
It may not be possible for a Portfolio to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Portfolio is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and prevailing market conditions. Since foreign currency exchange transactions usually are conducted on a principal basis, no fees or commissions are involved.
RISK FACTORS IN DERIVATIVES. Derivatives are volatile and involve significant risks. In addition to the risks described in the Prospectus, the use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments, a Portfolio will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.
A Portfolio intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Portfolio will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.
FOREIGN INVESTMENT RISKS. Certain Portfolios may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and US dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.
Foreign Market Risk. Portfolios that may invest in foreign securities offer the potential for more diversification than Portfolios that invest only in the United States because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in US investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

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Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect securities prices and impair a Portfolio's ability to purchase or sell foreign securities, transfer a Portfolio's assets or income back into the United States, or otherwise adversely affect a Portfolio's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.
Foreign Market Disruption and Geopolitical Risks. International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent global outbreak of the novel coronavirus disease (“COVID-19”) or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets and may cause further long-term economic uncertainties in the United States and worldwide generally.
Currency Risk and Exchange Risk. Securities in which a Portfolio invests may be denominated or quoted in currencies other than the US dollar. Changes in foreign currency exchange rates will affect the value of a Portfolio's portfolio. Generally, when the US dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer US dollars. Conversely, when the US dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more US dollars. This risk, generally known as “currency risk,” means that a stronger US dollar will reduce returns for US investors, while a weak US dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the US securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as US accounting standards, it may be harder for Portfolio management to completely and accurately determine a company's financial condition.
Certain Risks of Holding Portfolio Assets Outside the United States. A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of US investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred.
Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

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Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Portfolio to potential losses, which exceed the amount originally invested by the Portfolio. When a Portfolio engages in such a transaction, the Portfolio will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Portfolio's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation will ensure that a Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Portfolio's exposure to loss.
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives. Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Portfolio to ascertain a market value for such instruments. A Portfolio will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.
Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Portfolio will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Portfolio with a third-party guaranty or other credit enhancement.
RECENT EVENTS IN EUROPEAN COUNTRIES. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
The United Kingdom formally left the European Union (“EU”) on January 31, 2020 (a measure commonly referred to as “Brexit”). In December 2020, the United Kingdom and the EU entered into a new trading relationship. The agreement allows for continued trading free of tariffs, but institutes other new requirements for trading between the United Kingdom and the EU.
Since the citizens of the United Kingdom voted via referendum to leave the EU in June 2016, global financial markets have experienced significant volatility due to the uncertainty around Brexit. Even with a new trading relationship having been established, there will likely continue to be considerable uncertainty about the potential impact of these developments on United Kingdom, European and global economies and markets. There is also the possibility of withdrawal movements within other EU countries and the possibility of additional political, economic and market uncertainty and instability. Brexit and any similar developments may have negative effects on economies and markets, such as increased volatility and illiquidity and potentially lower economic growth in the United Kingdom, EU and globally, which may adversely affect the value of a Portfolio’s investments. Whether or not a Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could result in losses to the Portfolio, as there may be negative effects on the value and liquidity of the Portfolio’s investments and/or the Portfolio's ability to enter into certain transactions.
LIBOR AND OTHER REFERENCE RATES. A Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, European Interbank Offer Rate (EURIBOR), Sterling Overnight Interbank Average Rate (SONIA), and other similar types of reference rates (Reference Rates). The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of a Reference Rate could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Portfolio’s performance and/or NAV.
In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate. As such, the potential effect of a transition away from LIBOR on the Portfolio or the financial instruments in which the Portfolio invests cannot yet be determined.

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The Alternative Reference Rates Committee, a group of large US banks working with the Federal Reserve, announced its selection of the Secured Overnight Financing Rate (SOFR), which is intended to be a broad measure of secured overnight US Treasury repurchase agreement rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018 with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.
Markets are slowly developing in response to these new rates and transition planning is at a relatively early stage. It is expected that industry trade associations and market participants will focus on how the Reference Rates and spreads (if any) in existing contracts or instruments may be amended, whether through market-wide protocols, fallback contractual provisions, bespoke negotiations, amendments or otherwise. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Because the usefulness of LIBOR as a Reference Rate may deteriorate during the transition period, these effects could materialize prior to the end of 2021.Nonetheless, the termination of Reference Rates, such as LIBOR, presents significant financial risks to the Portfolios.
DISTRESSED SECURITIES. A Portfolio may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of the Manager of equivalent quality (Distressed Securities). Investment in Distressed Securities is speculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstanding and may require a Portfolio to bear certain extraordinary expenses in order to protect and recover its investment.
A Portfolio will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive, purchase, or make commitments to purchase, new securities or levered loans. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Portfolio will receive any interest payments on the Distressed Securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Portfolio, there can be no assurance that the securities or other assets received by a Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Portfolio's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Portfolio may be restricted from disposing of such securities.
ILLIQUID INVESTMENTS. Pursuant to Rule 22e-4 under the 1940 Act, a Portfolio (other than the Government Money Market Portfolio) may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain over-the-counter derivative instruments, and securities and other financial instruments that are not readily marketable, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board has approved the designation of the Manager to administer the Trust’s liquidity risk management program and related procedures. The Government Money Market Portfolio may invest up to 5% of its net assets in illiquid investments. The 15% and 5% limits are applied as of the date a Portfolio purchases an illiquid investment. It is possible that a Portfolio's holding of illiquid investments could exceed the 15% limit (5% for the Government Money Market Portfolio) as a result of, for example, market developments or redemptions.
Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be classified as illiquid investments pursuant to the Trust’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.
Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of a Portfolio's assets in illiquid investments may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take

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advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio's operations require cash, such as when a Portfolio has net redemptions, and could result in the Portfolio borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.
Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Portfolio or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Portfolio may obtain access to material non-public information, which may restrict the Portfolio's ability to conduct transactions in those securities.
INVESTMENT IN EMERGING MARKETS. Certain Portfolios may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market includes, but is not necessarily limited to, any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. In addition, the subadviser has broad discretion to identify or determine those countries that it considers to qualify as emerging markets. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. Investments in emerging markets may be more susceptible to the risks associated with foreign investments.
Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected markets. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or US governmental laws or restrictions applicable to such investments, (iv) national policies that may limit a Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of a Portfolio’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

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Infectious Illness Risk. The Portfolios or the securities in which the Portfolios invest may be adversely affected by the spread of infectious illness or other public health issues like pandemics or epidemics. Such infectious illnesses or public health issues may have a greater adverse impact on emerging and less developed markets.
An outbreak of an infectious respiratory illness, the novel coronavirus disease (“COVID-19”), was first detected in 2019 and continues to spread globally. The COVID-19 pandemic and the related governmental and public responses have had, and may continue to have, an impact on the Portfolios' investments and net asset value(s) and have led, and may continue to lead, to increased market volatility and the potential for illiquidity in certain classes of securities, sectors and markets.
Preventative or protective actions that governments may take with respect to COVID-19 or other pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Portfolio invests. Government intervention in markets may impact interest rates, market volatility and securities pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide. Such impacts may be short term or may last for an extended period of time. Other infectious illnesses that may arise in the future could have similar or other unforeseen effects.
RESTRICTIONS ON CERTAIN INVESTMENTS. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specifically authorized such Portfolios. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Portfolio to invest indirectly in certain developing countries. New shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies. See also “Investments in Other Investment Companies.”
RESTRICTIONS ON FOREIGN INVESTMENTS IN ASIA-PACIFIC COUNTRIES. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio's purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.
The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio. For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.
Substantial limitations may exist in certain countries with respect to a Portfolio's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors, or by temporary market closures in such countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that limited a Portfolio's ability to repatriate proceeds of Malaysian investments. It is possible that Malaysia, or certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries. In addition, in 2020, Chinese exchanges were temporarily closed due to the outbreak of Coronavirus, an infectious disease. To the extent that such restrictions, market closure, and other relevant market, trading and investment-specific considerations have the effect of making certain investments illiquid, securities may not be available to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio's portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the

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Portfolio's assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio. For example, investments may be withdrawn from the People's Republic of China only in US or Hong Kong dollars and only at an exchange rate established by the government once each week. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts a Portfolio's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Portfolio's investments in certain foreign banks and other financial institutions.
RISK OF INVESTMENTS IN THE PEOPLE’S REPUBLIC OF CHINA (PRC). Certain Portfolios may invest in securities and instruments that are economically tied to the People’s Republic of China (PRC). The risks of investing in foreign securities and emerging market countries apply to investments economically tied to the PRC. In addition, investments economically tied to the PRC are subject to: (i) inefficiencies resulting from erratic growth; (ii) the unavailability of consistently-reliable economic data; (iii) potentially high rates of inflation; (iv) dependence on exports and international trade; (v) relatively high levels of asset price volatility; (vi) small-market capitalization; (vii) less liquidity and limited accessibility by foreign investors; (viii) greater competition from regional economies; (ix) fluctuations in currency exchange rates or currency devaluation by the PRC government or central bank, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for US dollars; (x) the relatively small size and absence of operating history of many Chinese companies; (xi) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; (xii) uncertainty and potential changes with respect to the rules and regulations of PRC market access programs through which such investments are made; (xiii) the commitment of the government of the PRC to continue with its economic reforms; and (xiv) the risk that Chinese regulators may suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, natural disasters or health crises, such as an outbreak of an infectious disease and that such suspensions may be widespread. In addition, there is a lack of clarity in the laws and regulations of the PRC, and a lower level of regulation and enforcement activity in these securities markets relative to more developed international markets.
The PRC is ruled by the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over, and involvement in, the economy. The PRC manages its currency at artificial levels relative to the US dollar, rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the US dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency-denominated obligations and provision of preferential treatment to particular industries and/or companies. The PRC has historically been prone to natural disasters, such as droughts, floods, earthquakes and tsunamis, and the region’s economy may be affected by such environmental events in the future. A Portfolio’s investment in the PRC is, therefore, subject to the risk of such events.
On November 12, 2020, the U.S. President signed an Executive Order that prohibits U.S. persons (which includes individuals and entities like the Portfolios) from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies.” The Executive Order became effective on January 11, 2021, and could limit the Portfolios' ability to invest in certain Chinese companies' publicly-traded securities.
Hong Kong Political Risk. Hong Kong reverted to Chinese sovereignty on July 1, 1997, as a Special Administrative Region (SAR) of the PRC under the principle of “one country, two systems.” Although the PRC is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of the PRC. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive the PRC as tightening control over Hong Kong’s semi-autonomous liberal political, economic, legal and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue, or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Portfolios’ NAVs are denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Portfolios’ NAVs.
RISK OF INVESTING THROUGH STOCK CONNECT. China A-shares (A-shares) are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (SSE) and the Shenzhen Stock Exchange (SZSE). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted, other than through a license granted under regulations in the People’s Republic of China (PRC) known as the Qualified Foreign Institutional Investor and Renminbi (RMB) Qualified Foreign Institutional Investor systems. Each license permits investment in A-shares only up to a specified quota.

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Investment in eligible A-shares listed and traded on the SSE is also permitted through the Shanghai-Hong Kong Stock Connect program (Stock Connect). Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited (HKSCC), the SSE and China Securities Depository and Clearing Corporation Limited (CSDCC) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain Portfolios may invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, the Portfolio’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although the Portfolio will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict the Portfolio from investing in A-shares on a timely basis, which could affect the Portfolio’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change.
Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to the Portfolio. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. For example, PRC regulations require that in order for an investor to sell any A-shares on a certain trading day, there must be sufficient A-shares in the investor’s account before the market opens on that day. If there are insufficient A-shares in the investor’s account, the sell order will be rejected by the SSE. The Stock Exchange of Hong Kong (SEHK) carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (SSE Securities) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through Stock Connect. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject the Portfolio to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the A-shares market. If an investor buys A-shares on day “T,” the investor will only be able to sell the A-shares on or after day T+1. Further, since all trades of eligible Stock Connect A-shares must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
A-shares held through the nominee structure under Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of the Portfolio as the beneficial owner of the SSE Securities through HKSCC as nominee is not well defined under PRC law. There is lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of the Portfolio under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong there is a risk that the SSE Securities may not be regarded as held for the beneficial ownership of the Portfolio or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and keeps participants of Central Clearing and Settlement System (CCASS) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to the HKSCC through participants of the CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE-listed company.
The Portfolio’s investments through Stock Connect’s Northbound Trading Link are not covered by Hong Kong’s Investor Compensation Portfolio. Hong Kong’s Investor Compensation Portfolio is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since the Portfolio is carrying out Northbound trading through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Portfolio in the PRC.
Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connect could be disrupted.

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Stock Connect is subject to regulations promulgated by regulatory authorities for both exchanges. New regulations may be issued from time to time by the regulators and stock exchanges in PRC and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connect. The Portfolio may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of PRC and Hong Kong differ significantly, and issues may arise based on these differences. In addition, the Portfolio’s investments in A-shares through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares obtained through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
A-Share Market Suspension Risk. A-shares may only be bought from, or sold to, the Portfolio at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The A-shares market has historically had a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for the Portfolio. The SSE currently applies a daily price limit, set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time.
RISK OF INVESTING THROUGH CIBM DIRECT. To the extent permissible by the relevant PRC regulations or authorities, certain Portfolios may also directly invest in permissible products (which include cash bonds) traded on China inter-bank bond market (CIBM), in compliance with the relevant rules issued by the People’s Bank of China (PBOC, including its Shanghai Head Office) in 2016, including the Announcement 2016 No.3 and its implementing rules (CIBM Direct Rules). An onshore trading and settlement agent shall be engaged by the subadviser to make the filing on behalf of the relevant Portfolio and conduct trading and settlement agency services for such Portfolio. PBOC will exercise on-going supervision over the onshore settlement agent and the Portfolios’ trading activity under the CIBM Direct Rules and may take relevant administrative actions, such as suspension of trading and mandatory exit against a Portfolio and/or the subadviser in the event of any noncompliance with the CIBM Direct Rules. The CIBM Direct Rules are very new and have yet to be tested on the market. At this stage the CIBM Direct Rules are still subject to further clarification and/or changes, which may adversely affect the Portfolios’ ability to invest in the CIBM.
RISK OF INVESTING THROUGH BOND CONNECT. In addition to the risks described under “Foreign Securities” and “Investments in the People’s Republic of China,” there are risks associated with Portfolio investments in Chinese government bonds and other PRC-based debt instruments traded on the CIBM through the Bond Connect program. The Bond Connect refers to the arrangement between Hong Kong and the PRC that enables the PRC and overseas investors to trade various types of debt securities in each other’s bond markets through connection between the relevant respective financial infrastructure institutions. Trading through Bond Connect is subject to a number of restrictions that may affect a Portfolio’s investments and returns. Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Portfolio. Furthermore, securities purchased via Bond Connect will be held on behalf of ultimate investors (such as a Portfolio) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with a PRC-based custodian (either the China Central Depository & Clearing Co. (CCDC) or the Shanghai Clearing House (SCH)). A Portfolio’s ownership interest in Bond Connect securities will not be reflected directly in book entries with CCDC or SCH, and will instead only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects a Portfolio to various risks, including the risk that the Portfolio may have a limited ability to enforce its rights as a bondholder, as well as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested, and courts in the PRC have limited experience in applying the concept of beneficial ownership. As such, a Portfolio may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or other operational reasons. Bond Connect trades are settled in RMB, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred, other than through Bond Connect, in accordance with applicable rules.
A primary feature of Bond Connect is the application of the home market’s laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, a Portfolio’s investments in securities via Bond Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Such securities may lose their eligibility at any time, in which case, they could be sold, but could no longer be purchased through Bond Connect. A Portfolio will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days when markets in both the PRC and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Portfolio is unable to add to, or exit, its position and, therefore, may limit the Portfolio’s ability to

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trade when it would be otherwise attractive to do so. Finally, uncertainties in the PRC tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Portfolio. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
The Bond Connect program is a relatively new program and may be subject to further interpretation and guidance. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program, are uncertain, and they may have a detrimental effect on a Portfolio’s investments and returns.
INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Portfolio may invest in other investment companies, including exchange-traded funds. In accordance with the 1940 Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio).
Notwithstanding the limits discussed above, a Portfolio may invest in other investment companies without regard to the limits set forth above, provided that the Portfolio complies with Rules 12d1-1, 12d1-2 and 12d1-3 promulgated by the Securities and Exchange Commission (SEC) under the 1940 Act or otherwise permitted by exemptive order, SEC releases, no-action letters or similar interpretation. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a money Portfolio in wholly-owned investment companies created under the laws of certain countries will not be deemed an investment in other investment companies. The underlying investment companies in which the Portfolio invests may not meet their investment objectives.
In December 2018, the SEC issued a proposed rulemaking package related to investments in other investment vehicles that, if adopted, could require the Portfolios to adjust their investments accordingly. These adjustments may have an impact on the Portfolios’ performance and may have negative risk consequences on the investing Portfolios, as well as the underlying investment vehicles.
JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the subadviser believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Portfolio. The major risks in junk bond investments include the following:
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Junk bonds are issued by less credit worthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
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The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.
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Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.
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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If an issuer redeems the junk bonds, a Portfolio may have to invest the proceeds in bonds with lower yields and may forgo income.
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Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.
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Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Portfolio's portfolio securities than in the case of securities trading in a more liquid market.
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A Portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
LIQUIDATION OF PORTFOLIOS. Each Portfolio reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.

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MONEY MARKET INSTRUMENTS. Certain Portfolios may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of US banks, certificates of deposit, short-term obligations issued or guaranteed by the US Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the US, their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and similar agreements issued by, US and foreign corporations.
MONEY MARKET FUND REFORM. In July 2014, the SEC adopted amendments to Rule 2a-7 under the 1940 Act. Rule 2a-7 imposes quality, liquidity and other requirements on any registered mutual fund that holds itself out to the public as a money market fund. The Government Money Market Portfolio is subject to Rule 2a-7. Compliance with the various provisions of the amendments took effect over the course of 2015 and 2016. The new regulations impact money market funds differently depending upon the types of investors that will be permitted to invest in a fund, and the types of securities in which a fund may invest.
“Retail” money market funds have policies and procedures reasonably designed to limit their beneficial owners to natural persons. All other money market funds are considered to be “institutional” money market funds. Retail and institutional money market funds are further classified by their investments. “Prime” money market funds are permitted to invest primarily in corporate or other non-government securities, “US government” money market funds are required to invest a very high percentage of their assets in US government securities and “municipal” money market funds are required to invest significantly in municipal securities.
Under the revised rule, institutional prime money market funds and institutional municipal money market funds are required to value their portfolio securities using market-based factors, and sell and redeem shares at prices based on a floating net asset value. A floating net asset value is calculated by rounding to the fourth decimal place in the case of a money market fund with a $1.0000 share price. Retail money market funds and institutional US government money market funds are not subject to the floating net asset value requirement.
Under the revised rule, any type of money market fund is permitted to impose a discretionary liquidity fee of up to 2% on redemptions or temporarily suspend redemptions (also known as “gate”) if the money market fund’s weekly liquid assets (as defined in Rule 2a-7) fall below 30% of the fund’s total assets and the money market fund’s board of trustees determines that the fee or gate is in the fund’s best interests. Once imposed, a discretionary liquidity fee or redemption gate will remain in effect until the fund’s board of trustees determines that the fee or gate is no longer in the fund’s best interests or the next business day after the fund’s weekly liquid assets return to 30% of the fund’s total assets, whichever occurs first. Regardless, the redemption gate is required to be lifted no later than the 10th business day after the gate is imposed, and a money market fund may not impose a redemption gate for more than 10 business days in any rolling 90-calendar day period.
Under the revised rule, any type of money market fund (except for US government money market funds) is required to impose a liquidity fee of 1% on all redemptions if the money market fund’s weekly liquid assets (as defined in Rule 2a-7) fall below 10% of the fund’s total assets, unless the fund’s board of trustees determines that the fee is not in the fund’s best interests, or that a lower or higher (up to 2%) liquidity fee is in the fund’s best interests.
Other requirements of the revised rule include enhanced website disclosure obligations, the adoption of a new form for disclosure of certain material events (such as the imposition of liquidity fees or redemption gates), stronger diversification requirements and enhanced stress testing.
Pursuant to investment policy changes approved by the Board, effective September 12, 2016, the Government Money Market Portfolio (formerly known as the AST Money Market Portfolio) is managed as a US government money market fund under Rule 2a-7, which means that it invests at least 99.5% or more of its assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or other government securities.  At the election of the Board, the Government Money Market Portfolio is not subject to a liquidity fee and/or a redemption gate on redemptions, which might apply to other types of money market funds should certain triggering events specified in Rule 2a-7 occur.  However, the Board reserves the right, with notice to shareholders, to change the policy with respect to liquidity fees and/or redemption gates, thereby permitting the Portfolio to impose such fees and gates in the future.
MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Portfolio. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However,

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mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by a Portfolio for its mortgage-backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.
To the extent that a Portfolio purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Portfolio buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Portfolio. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.
Most mortgage-backed securities are issued by Federal government agencies such as the Government National Mortgage Association (Ginnie Mae), or by government sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Principal and interest payments on mortgage-backed securities issued by the Federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. While certain mortgage-related securities receive government or private support, there is no assurance that such support will remain in place in the future. Additionally, mortgage-backed securities issued by government agencies or sponsored enterprises like Freddie Mac or Fannie Mae generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. Some mortgage-backed securities, including those issued by government agencies and government-sponsored enterprises, may be based on pools of loans that are originated by an affiliate of the Manager.
In September 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac under conservatorship and was appointed to manage their daily operations. In addition, the US Treasury entered into stock purchase agreements (SPAs) with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and principal by Freddie Mac. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments (that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary).
Under the direction of the FHFA, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (UMBS) (the Single Security Initiative) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.
FHFA and the White House have made public statements regarding plans to consider ending the conservatorships of FNMA and FHLMC. In the event that FNMA and FHLMC are taken out of conservatorship, it is unclear how the capital structure of FNMA and FHLMC would be constructed and what effects, if any, there may be on FNMA’s and FHLMC’s creditworthiness and guarantees of certain mortgage-backed securities. It is also unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock Programs. Should FNMA’s and FHLMC’s conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to a Portfolio.
In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

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MUNICIPAL SECURITIES. Certain Portfolios may, from time to time, invest in municipal bonds including general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. A Portfolio may also invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain Portfolios for various public purposes.
Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.
The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called “variable rate” obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby a Portfolio may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of a Portfolio to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation.
Variable or floating rate securities include participation interests therein and inverse floaters. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow a Portfolio to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Portfolio paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever is longer.
An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. While inverse floaters may expose a Portfolio to leverage risk, they do not constitute borrowings for purposes of a Portfolio's restrictions on borrowings. For additional information relating to inverse floaters, please see “Indexed and Inverse Securities.”
Private Investment in Public Equities (PIPEs) Risk. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, a Portfolio may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. A Portfolio may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act of 1933, as amended, the securities are restricted and cannot be immediately resold into the public markets. A Portfolio may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Portfolio to publicly resell its securities. However, the ability of a Portfolio to freely transfer the shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Portfolio’s use of the resale registration statement, if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid investments.
Quantitative Investing Risk. The Manager or a subadviser may employ and/or rely on algorithms, models or other systems in connection with certain investment activities, including research, forecasting, selection and execution processes (together, Systems). These Systems rely heavily on the use of proprietary and nonproprietary data, software, hardware and intellectual property, including data, software and hardware that may be licensed or otherwise obtained from third parties. The use of such Systems has inherent limitations and risks. Although they strive to do so, there can be no assurance that the Manager/subadviser will develop and use Systems appropriately and

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effectively. Errors may occur in the design, writing, testing, monitoring and/or implementation of Systems, including in the manner in which Systems function together. The effectiveness of Systems may diminish over time, including as a result of market changes and changes in the behavior of market participants. The quality of the resulting analyses, investment selections, portfolio construction, asset allocations, proposed trades, risk management and trading strategies depends on a number of factors, including the accuracy and quality of data inputs into the Systems, the mathematical and analytical assumptions and underpinnings of the Systems’ coding, the accuracy in translating those analytics into program code or interpreting the output of a System by another System in order to facilitate a transaction, changes in market conditions, the successful integration of the various Systems into the portfolio selection and trading process, and whether actual market events correspond to one or more assumptions underlying the Systems. Accordingly, Systems are subject to errors and/or mistakes (System Incidents) that may adversely impact a Portfolio. For example, System Incidents may result in Systems performing in a manner other than as intended, including, but not limited to, failure to achieve desired performance or investment objectives, execution of unanticipated trades or failure to execute intended trades, or failure to identify hedging or other risk management opportunities or targets. Further, if incorrect market data is entered into an otherwise properly functioning System, the System’s resulting output, including proposed trades or investment recommendations, may be inconsistent with the underlying investment strategy. Most Systems require continual monitoring and enhancements, and there is no guarantee that such enhancements will be successful, or that Systems will operate as intended. The successful deployment of an investment strategy, the portfolio construction process and/or the trading process could be severely compromised by software or hardware malfunctions, viruses, glitches, connectivity loss, system crashes or various other System Incidents, including, in particular, where multiple Systems contribute to the process (i.e., where one System develops a potential recommended signal or possible trade, and another System interprets or optimizes that recommended signal or possible trade to facilitate a trade order). System Incidents may be difficult to detect and the Manager/subadviser may not immediately or ever detect certain System Incidents, which may have an increasing impact on a Portfolio over time. There is no guarantee that measures taken to address a System Incident will be successful.
REAL ESTATE RELATED SECURITIES. Although no Portfolio may invest directly in real estate, certain Portfolios may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in such a Portfolio is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage Portfolios or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by a Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if a Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.
REAL ESTATE INVESTMENT TRUSTS (REITs). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of

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interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
REPURCHASE AGREEMENTS. A Portfolio may invest in securities pursuant to repurchase agreements. A Portfolio will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Portfolio's repurchase agreement procedures.
Under such agreements, the other party agrees, upon entering into the contract with a Portfolio, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.
In the case of a repurchase agreement, as a purchaser, a Portfolio will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.
A Portfolio may participate in a joint repurchase agreement account with other investment companies managed by PGIM Investments pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Portfolio may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Portfolio participates in the income earned or accrued in the joint account based on the percentage of its investment.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed-upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Portfolio on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by the Portfolio with those proceeds, resulting in reduced returns to shareholders. When a Portfolio enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Portfolio. In the event of default, a Portfolio may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on a Portfolio. A Portfolio’s use of leverage can magnify the effect of any gains or losses, causing the Portfolio to be more volatile than if it had not been leveraged.
DOLLAR ROLLS. Certain Portfolios may enter into dollar rolls. In a dollar roll, a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls.
Dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities, the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.
SECURITIES LENDING. Unless otherwise noted, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions subject to applicable regulatory requirements and guidance, including the requirements that: (1) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio; (2) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the US Government having at all times a value of not less than 100% of the value of the securities lent; and (3) the loan be made subject to termination by the Portfolio

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at any time. Goldman Sachs Bank USA d/b/a Goldman Sachs Agency Lending (GSAL) serves as securities lending agent for the Portfolio, and in that role administers the Portfolio’s securities lending program. As compensation for these services, GSAL receives a portion of any amounts earned by the Portfolio through lending securities.
The Portfolio may invest the cash collateral and/or it may receive a fee from the borrower. To the extent that cash collateral is invested, it will be invested in an affiliated prime money market fund and will be subject to market depreciation or appreciation. The Portfolio will be responsible for any loss that results from this investment of collateral.
On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price during the loan would inure to the Portfolio. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities lent or in gaining access to the collateral. In such situations, the Portfolio may sell the collateral and purchase a replacement investment in the market. There is a risk that the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.
During the time portfolio securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividend or interest paid on such securities. Voting or consent rights which accompany loaned securities pass to the borrower. However, all loans may be terminated at any time to facilitate the exercise of voting or other consent rights with respect to matters considered to be material. The Portfolio bears the risk that there may be a delay in the return of the securities which may impair the Portfolio’s ability to exercise such rights.
SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.
While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Manager believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.
Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of portfolio securities to meet redemptions or otherwise may require a Portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Manager’s judgment, such disposition is not desirable.
While the process of selection and continuous supervision by the Manager does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.
Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The Manager believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Portfolio may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Portfolio management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.
Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.
Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

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SHORT SALES AND SHORT SALES AGAINST-THE-BOX. Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Portfolio may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.
A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by a Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which a Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.
SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity's policy towards the International Monetary Fund and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend Portfolios to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.
SPECIAL PURPOSE ACQUISITION COMPANIES. A Portfolio may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities that pool funds to seek potential acquisition or merger opportunities. A SPAC is typically a publicly traded company that raises funds through an initial public offering (IPO) for the purpose of acquiring or merging with an unaffiliated company to be identified subsequent to the SPAC's IPO. SPACs are often used as a vehicle to transition a company from private to publicly traded. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Portfolio's ability to meet its investment objective. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC's shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a suitable transaction. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may further increase the volatility of their securities' prices. In addition to purchasing publicly traded SPAC securities, a Portfolio may invest in

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SPACs through additional financings via securities offerings that are exempt from registration under the federal securities laws (restricted securities). No public market will exist for these restricted securities unless and until they are registered for resale with the SEC, and such securities may be considered illiquid and/or be subject to restrictions on resale. It may also be difficult to value restricted securities issued by SPACs.
An investment in a SPAC is subject to a variety of risks, including that: a significant portion of the funds raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining invested funds to shareholders; attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; the Portfolio may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; an investment in a SPAC may be diluted by subsequent public or private offerings of securities in the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the IPO or subsequent investors on the open market; no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Portfolio unable to sell its interest in a SPAC or to sell its interest only at a price below what the Portfolio believes is the SPAC security's value; and the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
STANDBY COMMITMENT AGREEMENTS. A Portfolio may enter into standby commitment agreements. These agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from any appreciation in the value of the security during the commitment period. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.
STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.
STRUCTURED NOTES. Certain Portfolios may invest in structured notes. The values of the structured notes in which a Portfolio will invest may be linked to equity securities or equity indices or other instruments or indices (reference instruments). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument, or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

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Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
SUKUK. Sukuk are certificates structured to comply with Sharia law and its investment principles. These certificates usually represent the beneficial ownership interest in a portfolio of eligible existing or future tangible or intangible assets (“underlying assets”). In a typical sukuk, a special purpose vehicle (“SPV”) issues certificates to investors in exchange for their capital. The SPV transfers the capital to or for the benefit of the entity that is raising the capital (the “obligor”) in exchange for the underlying assets of the obligor that are held in trust by the SPV. The obligor is obligated, usually through a series of contracts, to make periodic payments to investors through the SPV over a specified period of time and a final payment to investors through the SPV on a date certain. Obligors of sukuk include financial institutions and corporations, foreign governments and agencies of foreign governments, including issuers in emerging markets.
Although under Sharia law, sukuk involve the sharing of profits and losses in the underlying asset financed by the investment in the certificates, most sukuk do not provide investors with bona fide legal ownership of the underlying assets, and the periodic and final payments to sukuk investors are not generally linked to the value of the underlying assets. As a result, most sukuk are considered unsecured obligations whose risks and returns are similar to those of conventional debt instruments. Investors typically have no direct recourse to the underlying assets and do not have a secured claim against the obligor. Sukuk investors are subject to the creditworthiness of the obligor, and the obligor may be unwilling or unable to meet its periodic or final payment obligations. In addition, investors' ability to pursue and enforce actions with respect to these payment obligations or to otherwise enforce the terms of the sukuk, restructure the sukuk, obtain a judgment in a court of competent jurisdiction, and/or attach assets of the obligor may be limited. As with conventional debt instruments, sukuk prices change in response to interest rate changes.
The structural complexity of sukuk and the immaturity of the sukuk market, increases the potential risks of investing in sukuk, including operational, legal, and investment risks. While the sukuk market has grown in recent years, sukuk can be less liquid than other types of investments and it may be difficult at times to invest in or dispose of sukuk. In addition, evolving interpretations of Sharia law by courts or Islamic scholars on sukuk structures and sukuk transferability, or a determination subsequent to the issuance of the sukuk by some Islamic scholars that certain sukuk do not comply with Sharia law and its investment principles, could have a dramatic adverse effect on the price and liquidity of a particular sukuk or the sukuk market in general.
SUPRANATIONAL ENTITIES. A Portfolio may invest in debt securities of supranational entities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.
TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. Each Portfolio may temporarily invest without limit in money market instruments, including commercial paper of US corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the US government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain liquidity to meet redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.
A Portfolio also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Portfolio shares or during periods of portfolio restructuring.
WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make a Portfolio a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.
WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. A Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. A Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction. No Portfolio has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Portfolio purchases securities in these transactions, the Portfolio segregates liquid securities in an amount equal to the amount of its purchase commitments.

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There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Portfolio's purchase price. The Portfolio may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.
US GOVERNMENT SECURITIES. Certain Portfolios may invest in adjustable rate and fixed rate US Government securities. US Government securities are instruments issued or guaranteed by the US Treasury or by an agency or instrumentality of the US Government. US Government guarantees do not extend to the yield or value of the securities or a Portfolio's shares. Not all US Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.
US Treasury securities include bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are direct obligations of the US Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. US Government guarantees do not extend to the yield or value of the securities or a Portfolio’s shares.
Securities issued by agencies of the US Government or instrumentalities of the US Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Ginnie Mae, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.
Certain Portfolios may also invest in component parts of US Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of US Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of US Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. A Portfolio may also invest in custodial receipts held by a third party that are not US Government securities. US Government securities may be affected by changing interest rates.
ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. Certain Portfolios may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (phantom income) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.
A Portfolio accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the income accrued but not yet received. The required distributions will result in an increase in a Portfolio's exposure to such securities.

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Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received income (phantom income) annually, notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.
In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Portfolio's exposure to such securities.
NET ASSET VALUES
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each Portfolio is typically determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The Trust will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. if the particular disruption directly affects only the NYSE. The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Trust's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trust's Board of Trustees. The Trust may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the US because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing each Portfolio's NAV, we will value the each Portfolio's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.
Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders. In the event that the fair valuation of a security results in a change of $0.01 or more to a Portfolio’s NAV per share and/or in the aggregate results in a change

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of one half of one percent or more of a Portfolio’s daily NAV, the Board of Trustees shall promptly be notified, in detail, of the fair valuation, and the fair valuation will be reported on at the next regularly scheduled Board meeting. Also, the Board of Trustees receives, on an interim basis, minutes of the meetings of the Trust’s Valuation Committee that occur between regularly scheduled Board meetings.
The NAV for each of the Portfolios other than the Government Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. As explained below, the Government Money Market Portfolio uses the amortized cost method of valuation, which is designed to permit the Government Money Market Portfolio to maintain a stable NAV of $1 per share. Although the price of each share is designed to remain the same, the Government Money Market Portfolio issues additional shares when dividends are declared.
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
All Short-term Debt Securities held by the Government Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Trust's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.
For each Portfolio other than the Government Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PGIM Investments or a subadviser to be over-the-counter, are valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service. Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

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Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
TAXATION
This discussion of federal income tax consequences applies to the Participating Insurance Companies because they are the direct shareholders of the Trust. Contract owners should consult their Contract prospectus for information relating to the tax matters applicable to their Contracts. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.
Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be “adequately diversified.” A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in Treasury regulations. For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to “look-through” the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of its shares. The Trust intends to satisfy these ownership conditions. Further, the Trust intends that each Portfolio separately will be adequately diversified. Accordingly, a segregated asset account investing solely in shares of a Portfolio will be adequately diversified, and a segregated asset account investing in shares of one or more Portfolios and shares of other adequately diversified funds generally will be adequately diversified.
The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this SAI, and is subject to change by legislative or administrative action. A description of other tax considerations generally affecting the Trust and its shareholders is found in the section of the Prospectus entitled “Federal Income Taxes.” No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders. No attempt is made to present a detailed explanation of state or local tax matters. The discussion herein and in the Prospectus is not intended as a substitute for careful tax planning.
DISCLOSURE OF PORTFOLIO HOLDINGS
PORTFOLIOS OTHER THAN THE GOVERNMENT MONEY MARKET PORTFOLIO. Each Portfolio's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Trust's annual and semi-annual reports. These reports are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Trust's annual and semi-annual reports are posted on the Trust's website. Each Portfolio's complete holdings are disclosed to the SEC monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Portfolios’ fiscal quarter. In addition, the Trust may provide a full list of each Portfolio's portfolio holdings as of the end of each month on its website no sooner than approximately three business days prior to the end of the following month. For certain asset allocation Portfolios, the Trust may also release summary statistics regarding asset allocations and other characteristics on a daily basis on the Trust’s website. For all other Portfolios, the Trust may also release, at a sleeve level and/or the composite level, each Portfolio's top ten holdings (or in the case of a fund of funds the complete list of portfolio funds and/or the top ten holdings of the portfolio funds), and summary statistics regarding sectors, countries and/or industries and other characteristics, as of each month end, with all such information posted to the Trust’s website approximately 15 days after the end of the month, unless noted otherwise herein.
In addition to the forgoing, the AST Quantitative Modeling Portfolio may disclose on its website on both the 15th day of each month and the last day of each month a percentage breakdown of its assets that are invested in Equity Underlying Portfolios (as defined in its Prospectus) versus Debt-Money Market Underlying Portfolios (as defined in its Prospectus). Such information for the AST Quantitative Modeling Portfolio shall be as of a date at least five calendar days prior to its release. If the 15th day or the last day of any particular month is a non-business day, such holdings information for the AST Quantitative Modeling Portfolio shall be provided as of the immediately preceding business day.
GOVERNMENT MONEY MARKET PORTFOLIO. The Government Money Market Portfolio will release complete portfolio holdings and certain other portfolio information to the SEC as filed on Form N-MFP and to its website as required by Rules 2a-7 and 30b1-7 of the Investment Company Act of 1940.

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When authorized by the Trust's Chief Compliance Officer and another officer of the Trust, portfolio holdings information may be disseminated more frequently or at different periods than as described above. The Trust has entered into ongoing arrangements to make available information about the Trust's portfolio holdings. Parties receiving this information may include intermediaries that distribute the Trust’s shares, third party providers of auditing, custody, proxy voting and other services for the Trust, rating and ranking organizations, and certain affiliated persons of the Trust, as described below. The procedures utilized to determine eligibility are set forth below:
Procedures for Release of Portfolio Holdings Information:
1. A request for release of Portfolio holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Portfolio, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Portfolio and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Portfolio.
2. The request shall be forwarded to the Chief Compliance Officer of the Trust, or his delegate, for review and approval.
3. A confidentiality agreement in the form approved by an officer of the Trust must be executed with the recipient of the Portfolio holdings information.
4. An officer of the Portfolio shall approve the release and agreement. Copies of the release and agreement shall be sent to PGIM Investments’ law department.
5. Written notification of the approval shall be sent by such officer to PGIM Investments’ Fund Administration Department to arrange the release of Portfolio holdings information.
6. PGIM Investments’ Fund Administration Department shall arrange for the release of Portfolio holdings information by the Portfolio's custodian bank(s).
As of the date of this Statement of Additional Information, the Trust will provide:
1. Traditional External Recipients/Vendors
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Full holdings on a daily basis to Institutional Shareholder Services (ISS), Broadridge and Glass, Lewis & Co (proxy voting administrator/agents) at the end of each day;
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Full holdings on a daily basis to ISS (securities class action claims services administrator) at the end of each day;
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Full holdings on a daily basis to each Portfolio's subadviser(s) (as identified in the Trust's Prospectus), custodian bank, sub-custodian (including foreign sub-custodians), if any, and accounting agents (which includes the custodian bank and any other accounting agent that may be appointed) at the end of each day.
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When a Portfolio has more than one subadviser, each subadviser receives holdings information only with respect to the “sleeve” or segment of the Portfolio for which the subadviser has responsibility;
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Full holdings on a daily basis to Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (securities lending agent) at the end of each day;
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Full holdings to a Portfolio's independent registered public accounting firm as soon as practicable following the Portfolio's fiscal year-end or on an as-needed basis;
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Full holdings to a Portfolio’s counsel on an as-needed basis;
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Full holdings to a Portfolio’s independent board members on an as-needed basis; and
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Full holdings to financial printers as soon as practicable following the end of a Portfolio's quarterly, semi-annual and annual period ends.
2. Analytical Service Providers
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Portfolio trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Portfolio's fiscal quarter-end;
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Full holdings, on an as needed basis, to Zeno Consulting Group, LLC (an independent third-party transaction cost analysis company) as soon as practicable;
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Full holdings on a daily basis to FactSet Research Systems, Inc. and Lipper, Inc. (analytical services/investment research providers) at the end of each day;
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Full holdings on a daily basis to IHS Markit, Bloomberg BVAL, ICE Data Services (InterContinental Exchange), Refinitiv (formerly known as Thompson Reuters), and J.P. Morgan Pricing Direct (securities valuation service providers) at the end of each day;
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Full holdings on a quarterly basis to Capital Institutional Services, Inc. (CAPIS) (investment research provider) when made available; and
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Full holdings on a monthly basis to FX Transparency (foreign exchange/transaction analysis) when made available.

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In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Trust's Chief Compliance Officer and PGIM Investments’ Law Department on an annual basis.
In addition, certain authorized employees of PGIM Investments receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PGIM Investments employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.
In no instance may the Manager or the Trust receive any compensation or consideration in exchange for the portfolio holdings information.
The Board of Trustees of the Trust has approved PGIM Investments’ Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, be advised of any revisions to the list of detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight of the Trust's disclosure of portfolio holdings to the Chief Compliance Officer.
Arrangements pursuant to which the Trust discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.
There can be no assurance that the Trust's policies and procedures on portfolio holdings information will protect the Trust from the potential misuse of such information by individuals or entities that come into possession of the information.
PROXY VOTING
The Board has delegated to the Trust's investment manager, PGIM Investments, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to each Portfolio. The Trust authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment subadviser or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.
The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for each Portfolio. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of each Portfolio should a proxy issue potentially implicate a conflict of interest between a Portfolio and the Manager or its affiliates.
The Manager delegates to each Portfolio's subadviser(s) the responsibility for voting each Portfolio's proxies. The subadviser is expected to identify and seek to obtain the optimal benefit for the Portfolio it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of a Portfolio and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Portfolio and the interests of the subadviser or its affiliates.
The Manager and the Board expect that the subadviser will notify the Manager and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC. Information regarding how each Portfolio of the Trust voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available on the Trust’s website and on the SEC's website at www.sec.gov.
CODES OF ETHICS
The Board has adopted a Code of Ethics. In addition, the Manager, investment subadviser(s) and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, persons who have access to information about a Portfolio's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Portfolio. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Portfolio is making such investments. The Codes are on public file with, and are available from, the SEC.

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APPENDIX I: DESCRIPTIONS OF SECURITY RATINGS
MOODY’S INVESTORS SERVICE, INC. (MOODY’S)
Long Term Ratings
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
Short-Term Ratings
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Short-Term Municipal Ratings
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
S&P Global Ratings (S&P)
Long-Term Issue Credit Ratings
AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

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BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
Plus (+) or Minus (–): Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five

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business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
Notes Ratings
An S&P Notes rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.
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Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.
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Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
D: D is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
FITCH RATINGS LTD.
International Long-Term Credit Ratings
AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly Speculative. B ratings indicate that material credit risk is present.
CCC: Substantial Credit Risk. CCC ratings indicate that substantial credit risk is present.
CC: Very High Levels of Credit Risk. CC ratings indicate very high levels of credit risk.
C: Exceptionally High Levels of Credit Risk. C indicates exceptionally high levels of credit risk.
International Short-Term Credit Ratings
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

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C: High Short-Term Default Risk. Default is a real possibility.
D: Default. Indicates the default of a short-term obligation.
Plus (+) or Minus (–): The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to AAA ratings and ratings below CCC. For the short-term rating category of F1, a “+” may be appended.
APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS
ALLIANZ GLOBAL INVESTORS U.S. LLC PROXY VOTING POLICY SUMMARY
AllianzGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AllianzGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.
AllianzGI US has adopted the Allianz Global Investors Global Corporate Governance Guidelines and Proxy Voting Policy (the “Proxy Guidelines”), which are reasonably designed to ensure that the firm is voting in the best interest of its clients. For the purpose of voting proxies for all accounts of AllianzGI US, AllianzGI US uses the services of its affiliate, Allianz Global Investors GmbH (“AllianzGI GmbH”). The employees of AllianzGI GmbH who provide proxy voting services to AllianzGI US are considered “associated persons” as that term is defined in the Advisers Act.
The Proxy Guidelines provide a general framework for our proxy voting analysis and are intended to address the most significant and frequent voting issues that arise at our investee companies’ shareholder meetings. However, the Proxy Guidelines are not intended to be rigid rules, and AllianzGI’s consideration of the merits of a particular proposal may cause AllianzGI to vote in a manner that deviates from the approach set forth in the Proxy Guidelines.
AllianzGI has retained an unaffiliated third party proxy research and voting service provider (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the ballot proposals and provides a recommendation to AllianzGI as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to the Proxy Guidelines.
In some cases a portfolio manager, research analyst or proxy analyst from the Global Environmental, Social and Governance (“ESG”) team may propose to override a policy recommendation made by the Proxy Voting Service. In such cases, AllianzGI will review the proxy to determine whether there is a material conflict between the interests of AllianzGI (including the employee proposing the vote) and the interests of AllianzGI’s clients. If a material conflict does exist, AllianzGI will seek to address the conflict in good faith and in the best interests of the applicable client accounts, as described more fully below. In the absence of a material conflict, the proxy will be reviewed by a proxy analyst and the relevant portfolio managers and/or research analysts and, from time to time as may be necessary, the Head of ESG Research (or equivalent), to determine how the proxy will be voted. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.
AllianzGI has adopted and implemented policies and procedures, including the procedures described in this document, which are reasonably designed to ensure that client account proxies are voted in the best interest of clients. Such policies and procedures are in part designed to identify and address material conflicts of interest that may arise between the interests of AllianzGI and its clients, as well as identify material conflicts of interest that portfolio managers, proxy analysts and research analysts may have, to ensure any such conflicted individuals refrain from participating in the proxy voting process or that the conflicts are otherwise mitigated. With respect to personal conflicts of interest, AllianzGI’s Code of Ethics requires all employees to conduct themselves with integrity and distinction, to put first the interests of the firm’s clients, and to take care to avoid even the appearance of impropriety. Portfolio managers, research analysts, proxy analysts, or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
With respect to the voting process, as described above, most votes are based on the independent recommendation of the unaffiliated, third party Proxy Voting Service, which recommendations are in turn based on the Proxy Voting Service’s independent review and research of each proxy and its independent application of the Proxy Guidelines.
In those cases in which a proxy analyst, portfolio manager or research analyst proposes to override a policy recommendation made by the Proxy Voting Service or the Proxy Voting Service has not provided a recommendation, the proxy analyst and relevant portfolio managers and/or research analysts will review the proxy to ensure any recommendation appears based on a sound investment rationale and assess whether any business or other relationship, or any other potential conflict of interest, may be influencing the proposed vote

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on that company's proxy. In the event a material conflict is identified, AllianzGI will convene the Proxy Committee to review the proxy and make a decision how to vote. Proposed votes that raise potential material conflicts of interest are promptly resolved by the Proxy Committee prior to the time AllianzGI casts its vote.
As a further safeguard, while AllianzGI includes members from different parts of the organization on the Proxy Committee, AllianzGI does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Finally, any voting decision by the Proxy Committee must include a vote from a member of at least one of the Risk, Legal, or Compliance functions.
AllianzGI US may vote proxies in accordance with other relevant procedures that have been approved and implemented to address specific types of conflicts. For example, when a material conflict between the interests of AllianzGI US and its clients have been identified AllianzGI US may abstain from voting.
In certain circumstances, a client may request in writing that AllianzGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.
AllianzGI may abstain from voting client proxies if, based on its evaluation of relevant criteria, it determines that the costs associated with voting a proxy exceed the expected benefits to affected clients. The primary aim of this cost-benefit analysis is to determine whether it is in a client’s best economic interest to vote its proxies. If the costs associated with voting a proxy outweigh the expected benefit to the client, AllianzGI may refrain from voting that proxy.
The circumstances under which AllianzGI may refrain from voting may include, but are not limited to, the following: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on a foreigner’s ability to exercise votes, and (5) requirements to provide local agents with power of attorney to execute the voting instructions. Such proxies are voted on a best-efforts basis.
Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, AllianzGI believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required AllianzGI generally abstains from voting.
AllianzGI will be unable to vote securities on loan under securities lending arrangements into which AllianzGI’s clients have entered. However, under rare circumstances such as voting issues that may have a significant impact on the investment, if the client holds a sufficient number of shares to have a material impact on the vote, AllianzGI may request that the client recall securities that are on loan if it determines that the benefit of voting outweighs the costs and potential lost revenue to the client and the administrative burden of retrieving the securities.
The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI US and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.
ALPHASIMPLEX GROUP, LLC
The Adviser believes that proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. However, the Adviser expects that the securities in which it will invest on behalf of the Fund (e.g., futures and forwards) will not have voting rights, and therefore, the Adviser does not expect to vote proxies for securities held by the Fund. If the Adviser does vote proxies with respect to the Fund's investments, it will vote in a manner that is consistent with what it believes to be the best interests of the Fund.
AQR CAPITAL MANAGEMENT, LLC (“AQR”)
PROXY VOTING POLICY AND PROCEDURES
AS AMENDED: MAY 2020
LAST REVIEWED: MAY 15, 2020

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I. STATEMENT OF POLICY
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to seek to ensure that such rights are properly and timely exercised. AQR Capital Management, LLC (“AQR”)1 manages a variety of products and AQR’s proxy voting authority may vary depending on the type of product or specific client preferences. AQR retains full proxy voting discretion for accounts comprised of comingled client assets. However, AQR’s proxy voting authority may vary for accounts that AQR manages on behalf of individual clients. These clients may retain full proxy voting authority for themselves, grant AQR full discretion to vote proxies on their behalf, or provide AQR with proxy voting authority along with specific instructions and/or custom proxy voting guidelines. Where AQR has been granted discretion to vote proxies on behalf of managed account clients this authority must be explicitly defined in the relevant Investment Management Agreement, or other document governing the relationship between AQR and the client.
In exercising its proxy voting authority, AQR is mindful of the fact that the value of proxy voting to a client’s investments may vary depending on the nature of an individual voting matter and the strategy in which a client is invested. AQR typically follows a systematic, research-driven investment approach, applying quantitative tools to process fundamental information and manage risk. Some proxy votes may have heightened value for certain clients, such as votes on corporate events (e.g., mergers and acquisitions, dissolutions, conversions, or consolidations) for those clients invested in AQR strategies involving the purchase of securities around corporate events. These differences may result in varying levels of AQR engagement in proxy votes, but in all cases where AQR retains proxy voting authority, it will seek to vote proxies in the best interest of its clients and in accordance with this Proxy Voting Policy and Procedures (the “Policy”).
AQR’s Proxy Voting Committee, as a sub-committee of the AQR Stewardship Committee, is responsible for the implementation of this Policy, including the oversight and use of third-party proxy advisers, the manner in which AQR votes its proxies, and fulfilling AQR’s obligation voting proxies in the best interest of its clients.
II. USE OF THIRD-PARTY PROXY VOTING SERVICE
AQR has retained an independent third-party Proxy Advisory firm for a variety of services including, but not limited to, receiving proxy ballots, working with custodian banks, proxy voting research and recommendations, and executing votes. AQR may also engage other Proxy Advisory firms as appropriate for proxy voting research and other services.
The AQR Stewardship Committee periodically assesses the performance of its Proxy Advisory firm.
III.
CONSIDERATIONS WHEN ASSESSING OR CONSIDERING A PROXY ADVISORY FIRM
When considering the engagement of a new, or the performance and retention of an existing, Proxy Advisory firm to provide research, voting recommendations, or other proxy voting related services, AQR will, as part of its assessment, consider:
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The capacity and competency of the Proxy Advisory firm to adequately analyze the matters up for a vote;
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Whether the Proxy Advisory firm has an effective process for obtaining current and accurate information including from issuers and clients (e.g., engagement with issuers, efforts to correct deficiencies, disclosure about sources of information and methodologies, etc.);
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How the Proxy Advisory firm incorporates appropriate input in formulating its methodologies and construction of issuer peer groups, including unique characteristics regarding an issuer;
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Whether the Proxy Advisory firm has adequately disclosed its methodologies and application in formulating specific voting recommendations;
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The nature of third-party information sources used as a basis for voting recommendations;
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When and how the Proxy Advisory firm would expect to engage with issuers and other third parties;
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Whether the Proxy Advisory firm has established adequate policies and procedures on how it identifies and addresses conflicts of interests;
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Information regarding any errors, deficiencies, or weaknesses that may materially affect the Proxy Advisory firm’s research or ultimate recommendation;
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Whether the Proxy Advisory firm appropriately and regularly updates methodologies, guidelines, and recommendations, including in response to feedback from issuers and their shareholders;
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Whether the Proxy Advisory firm adequately discloses any material business changes taking into account any potential conflicts of interests that may arise from such changes.
AQR also undertakes periodic sampling of proxy votes as part of its assessment of a Proxy Advisory firm and in order to reasonably determine that proxy votes are being cast on behalf of its clients consistent with this Policy.
IV.
POTENTIAL CONFLICTS OF INTEREST OF THE PROXY ADVISOR

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AQR requires any Proxy Advisory firm it engages with to identify and provide information regarding any material business changes or conflicts of interest on an ongoing basis. Where a conflict of interest may exist, AQR requires information on how said conflict is being addressed. If AQR determines that a material conflict of interest exists and is not sufficiently mitigated, AQR’s Proxy Voting Committee will determine whether the conflict has an impact on the Proxy Advisory firm’s voting recommendations, research, or other services and determine if any action should be taken.
V.
VOTING PROCEDURES AND APPROACH
In relation to stocks held in AQR funds and accounts where AQR has proxy voting discretion, AQR will, as a general rule, seek to vote in accordance with this Policy and the applicable guidelines AQR has developed to govern voting recommendations from its Proxy Advisory firm (“AQR Voting Guidelines”). In instances where a client has provided AQR with specific instructions and/or custom proxy voting guidelines, AQR will seek to vote proxies in line with such instructions or custom guidelines.
AQR may refrain from voting in certain situations unless otherwise agreed to with a client. These situations include, but are not limited to, when:
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The cost of voting a proxy outweighs the benefit of voting;
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AQR does not have enough time to process and submit a vote due to the timing of proxy information transfer or other related logistical or administrative issues;
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AQR has an outstanding sell order or intends to sell the applicable security prior to the voting date;
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There are restrictions on trading resulting from the exercise of a proxy;
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Voting would cause an undue burden to AQR (e.g., votes occurring in jurisdictions with beneficial ownership disclosure and/or Power of Attorney requirements); or
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AQR has agreed with the client in advance of the vote not to vote in certain situations or on specific issues.
AQR generally does not notify clients of non-voted proxy ballots.
Some of AQR’s strategies primarily focus on portfolio management and research related to macro trading strategies which are implemented through the use of derivatives. These strategies typically do not hold equity securities with voting rights, but may, in certain circumstances, hold an exchange traded fund (“ETF”) for the purposes of managing market exposure. For AQR funds and managed accounts that only have a de minimis exposure to equites via an ETF, AQR will generally not vote proxies.
AQR takes a sustainable approach to proxy voting in relation to all its comingled client assets as evidenced in their voting guidelines. The aim is to promote sustainable best practices in portfolio companies, which includes advocating for environmental protection, human rights, fair labor, and anti-discrimination practices. When evaluating and adopting these guidelines and to encourage best sustainability practices, the voting policy takes into account generally accepted frameworks such as those defined by the United Nations Principles for Responsible Investment and United Nations Global Compact.
VI.
ISSUER SPECIFIC BALLOT EVALUATIONS
AQR may review individual ballots (for example, in relation to specific corporate events such as mergers and acquisitions) using a more detailed analysis than is generally applied through the AQR Voting Guidelines. This analysis may, but does not always, result in deviation from the voting recommendation that would result from the AQR Voting Guidelines assigned to a given AQR fund or managed account. When determining whether to conduct an issuer-specific analysis, AQR will consider the potential effect of the vote on the value of the investment. To the extent that issuer-specific analysis results in a voting recommendation that deviates from a recommendation produced by the AQR Voting Guidelines, AQR will be required to vote proxies in a way that, in AQR’s reasonable judgment, is in the best interest of AQR’s clients.
Unless prior approval is obtained from the Chief Compliance Officer, Head of Stewardship, or designee, the following principles will generally be adhered to when deviating from the AQR Voting Guidelines:
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AQR will not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders, shall be for the sole purpose of expressing and addressing AQR's concerns consistent with the best interests of its clients;
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AQR will not announce its voting intentions and the reasons therefore; and
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AQR will not initiate a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.
VII.
POTENTIAL CONFLICTS OF INTEREST OF THE ADVISER

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AQR mitigates potential conflicts of interest by generally voting in accordance with the AQR Voting Guidelines and/or specific voting guidelines provided by clients. However, from time to time, AQR may determine to vote contrary to AQR Voting Guidelines with respect to AQR funds or accounts for which AQR has voting discretion, which itself could give rise to potential conflicts of interest.
If AQR intends to directly vote a proxy in a manner that is inconsistent with the AQR Voting Guidelines, the Compliance Department will examine any conflicts that exist between the interests of AQR and its clients. This examination includes, but is not limited to, a review of any material economic interest, including outside business activities, of AQR, its personnel, and its affiliates with the issuer of the security in question.
Upon completion of its examination, the Compliance Department will submit its findings to the AQR Stewardship Committee. If, based on a review of these findings, the AQR Stewardship Committee concludes that a material conflict of interest exists, the AQR Stewardship Committee will determine whether:
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Voting inconsistent with the AQR Voting Guidelines is in the best interests of the client;
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AQR should follow the AQR Voting Guidelines; or
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The client should approve the recommendation.
VIII.
BALLOT MATERIALS AND PROCESSING
The Proxy Advisory firm is responsible for coordinating with AQR’s clients’ custodians to seek to ensure that proxy materials received by custodians relating to a client’s securities are processed in a timely fashion. Proxies relating to securities held in client accounts will typically be sent directly to the Proxy Advisory firm. In the event that proxy materials are sent to AQR directly instead of the Proxy Advisory firm, AQR will use reasonable efforts to coordinate with the Proxy Advisory firm for processing.
IX.
DISCLOSURE
Upon request, AQR will provide clients with a copy of this Policy and how the relevant client’s proxies have been voted. In relation to the latter, AQR will prepare a written response that lists, with respect to each voted proxy:
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The name of the issuer;
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The proposal voted upon; and
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The election made for the proposal.
Clients may contact AQR’s Client Administration team by calling 203-742-3700 or via e-mail at Client.Admin@aqr.com to obtain a record of how proxies were voted for their account.
X.
AQR MUTUAL FUNDS
On an annual basis, AQR will provide, or cause the Proxy Advisory firm to provide, to the AQR Funds’ administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX, which is required by Rule 30b1-4 under the Investment Company Act of 1940.2
XI.
PROXY RECORDKEEPING
AQR and its Proxy Advisory firm (where applicable) will maintain the following records with respect to this Policy for a period of no less than five (5) years as required by SEC Rule 204-2 under the Investment Advisers Act of 1940:
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A copy of the Policy, and any amendments thereto; and
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A copy of any document that was material to making a decision how to vote proxies, or that memorializes that decision.
XII.
REVIEW OF POLICY AND PROCEDURES
As a general principle, the Stewardship Committee, with the involvement from the Compliance Department, reviews, on an annual basis, the adequacy of this Policy to reasonably ensure it has been implemented effectively, including whether it continues to be reasonably designed to ensure that AQR’s approach to voting proxies is in the best interests of its clients.
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1The term “AQR” includes AQR Capital Management, LLC and CNH Partners, LLC and their respective investment advisory affiliates.
2 Form N-PX is required to contain an AQR Fund’s complete proxy voting record for the most recent 12-month period ended June 30 and must be filed no later than August 31 of each year.

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BLACKROCK, INC. AND ITS SUBSIDIARIES
These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.
Introduction.
We believe BlackRock has a responsibility to monitor and provide feedback to companies, in our role as stewards of our clients’ investments. BlackRock Investment Stewardship (“BIS”) does this through engagement with management teams and/or board members on material business issues, including environmental, social, and governance (“ESG”) matters and, for those clients who have given us authority, through voting proxies in the best long-term economic interests of our clients.
The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BIS’ general philosophy and approach to ESG factors, as well as our expectations of directors, that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BlackRock will vote in every instance. They are applied with discretion, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items.
Voting Guidelines.
These guidelines are divided into eight key themes, which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:
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Boards and directors
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Auditors and audit-related issues
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Capital structure
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Mergers, acquisitions, asset sales, and other special transactions
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Executive compensation
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Environmental and social issues
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General corporate governance matters
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Shareholder protections
Boards and directors.
The effective performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most critical responsibilities.
Disclosure of material issues that affect the company’s long-term strategy and value creation, including material ESG factors, is essential for shareholders to be able to appropriately understand and assess how effectively the board is identifying, managing, and mitigating risks.
Where we conclude that a board has failed to address or disclose one or more material issues within a specified timeframe, we may hold directors accountable or take other appropriate action in the context of our voting decisions.
Director elections.
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Where a board has not adequately demonstrated, through company disclosures and actions, how material issues are appropriately identified, managed, and overseen, we will consider withholding our support for the re-election of directors whom we hold accountable.
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In addition, we may withhold votes from directors or members of particular board committees in certain situations, as indicated below.
Oversight
We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and/or individual directors in the following circumstances:
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Where the board has failed to exercise sufficient oversight with regard to material ESG risk factors, or the company has failed to provide shareholders with adequate disclosure to conclude appropriate strategic consideration is given to these factors by the board
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Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, we may vote against members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee
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Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue

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The chair of the nominating/ governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. This may not apply in the case of a controlled company
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Where it appears the director has acted (at the company or at other companies) in a manner that compromises his/ her ability to represent the best long-term economic interests of shareholders
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Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable committee meetings to be poor attendance
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Where a director serves on an excessive number of boards, which may limit his/ her capacity to focus on each board’s requirements. The following identifies the maximum number of boards on which a director may serve, before he/ she is considered to be over-committed:
	Public Company Executive or Fund Manager	# Outside Public Boards	Total # of Public Boards
Director A	✓	1	2
Director B		3	4
Responsiveness to shareholders
We expect a board to be engaged and responsive to its shareholders, including acknowledging voting outcomes for shareholder proposals, director elections, compensation, and other ballot items. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the responsible committees and/or individual directors. The following illustrates common circumstances:
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The independent chair or lead independent director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession
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The chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial against vote
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The independent chair or lead independent director and/ or members of the nominating/governance committee, where a board fails to consider shareholder proposals that receive substantial support, and the proposals, in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation
Shareholder rights
We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and/or individual directors. The following illustrates common circumstances:
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The independent chair or lead independent director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval
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The independent chair or lead independent director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights
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Members of the compensation committee where the company has repriced options without shareholder approval
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If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding the actions of a committee and the responsible member(s) or committee chair are not up for re-election, we will generally register our concern by voting against all available members of the relevant committee
Board composition and effectiveness
We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating/ governance committee or the lead independent director.
Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of a variety of views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity,

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including personal factors, such as gender, ethnicity, race, and age, as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.
We encourage boards to disclose:
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The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company
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The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates
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The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/ or sensitive details
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Demographics related to board diversity, including, but not limited to, gender, ethnicity, race, age, and geographic location, in addition to measurable milestones to achieve a boardroom reflective of multi-faceted racial, ethnic, and gender representation
Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.
Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits. BlackRock will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.
To the extent that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, based on our assessment, we may vote against members of the nominating/governance committee for an apparent lack of commitment to board effectiveness.
Board size
We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for the necessary range of skills and experience or too large to function efficiently.
CEO and management succession planning
There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
Classified board of directors/staggered terms
We believe that directors should be re-elected annually; classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g. closed-end funds or business development companies (BDC), in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be more appropriate.
Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the available slate of directors (see “Shareholder rights” for additional detail).
Contested director elections
The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.

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Cumulative voting
We believe that a majority vote standard is in the best long-term interests of shareholders. It ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Director compensation and equity programs
We believe that compensation for directors should be structured to attract and retain directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.
Majority vote requirements
BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies.
Risk oversight
Companies should have an established process for identifying, monitoring, and managing business and material ESG risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Separation of chairman and CEO
We believe that independent leadership is important in the boardroom. There are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.
In the event that the board chooses a combined chair/CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role to provide appropriate leadership balance to the chair/CEO.
The following table illustrates examples of responsibilities under each board leadership model:
	Combined Chair/ CEO Model		Separate Chair Model
	Chair/ CEO	Lead Independent Director	Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors	Authority to call full meetings of the board of directors
Authority to call meetings of independent directors
Briefs CEO on issues arising from executive sessions
Agenda	Primary responsibility for shaping board agendas, consulting with the lead independent director	Collaborates with chair/ CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO

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	Combined Chair/ CEO Model		Separate Chair Model
Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
Capital structure proposals
Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis, or as company circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
Blank check preferred stock
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
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Appears to have a legitimate financing motive for requesting blank check authority
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Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
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Has a history of using blank check preferred stock for financings
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Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BlackRock will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.

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Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
Mergers, acquisitions, asset sales, and other special transactions
In assessing mergers, acquisitions, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. While mergers, acquisitions, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
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The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
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There should be clear strategic, operational, and/ or financial rationale for the combination
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Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/ or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own
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We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or requires the board to seek the written consent of shareholders, where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
We generally vote in favor of shareholder proposals to rescind poison pills.
Reimbursement of expenses for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
Executive compensation
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly the generation of sustainable long-term value.
We expect the compensation committee to carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance that drives value creation. We are generally not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee, we expect disclosure relating to how and why the discretion was used and further, how the adjusted outcome is aligned with the interests of shareholders.
We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking, rather than absolute outperformance.

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We support incentive plans that foster the sustainable achievement of results consistent with the company’s long-term strategic initiatives. The vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.
“Say on Pay” advisory resolutions
In cases where there is a “Say on Pay” vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our expectations related to executive compensation practices, our “Say on Pay” analysis framework, and our typical approach to engagement and voting on “Say on Pay.”
Where we conclude that a company has failed to align pay with performance, we will vote against the management compensation proposal and consider voting against the compensation committee members.
Frequency of “Say on Pay” advisory resolutions
BlackRock will generally support annual advisory votes on executive compensation, and will consider biennial and triennial timeframes, absent compensation concerns. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to promote overall pay and performance alignment.
Clawback proposals
We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal proceeding, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
We believe employee stock purchase plans (“ESPP”) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.
When determining whether to support or oppose an advisory vote on a golden parachute plan, BlackRock may consider several factors, including:
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Whether we believe that the triggering event is in the best interests of shareholders

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Whether management attempted to maximize shareholder value in the triggering event
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The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
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Whether excessively large excise tax gross-up payments are part of the pay-out
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Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
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Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.
Option exchanges
We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:
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The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
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Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
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There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems
BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interests of shareholders.
Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Environmental and social issues
We believe that well-managed companies deal effectively with material ESG factors relevant to their businesses. As stated throughout this document, governance is the core structure by which boards can oversee the creation of sustainable long-term value—appropriate risk oversight of environmental and social (“E&S”) considerations stems from this construct.
Robust disclosure is essential for investors to effectively gauge companies’ business practices and strategic planning related to E&S risks and opportunities. When a company’s reporting is inadequate, investors, including BlackRock, will increasingly conclude that the company is not adequately managing risk. Given the increased understanding of material sustainability risks and opportunities, and the need for better information to assess them, BlackRock will advocate for continued improvement in companies’ reporting and will hold management and/ or directors accountable where disclosures or the business practices underlying them are inadequate.
BlackRock views the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and the standards put forth by the Sustainability Accounting Standards Board (SASB) as appropriate and complementary frameworks for companies to disclose financially material sustainability information. While the TCFD framework was crafted with the aim of climate-related risk disclosure, the four pillars of the TCFD—Governance, Strategy, Risk Management, and Metrics and Targets—are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry.
Accordingly, we ask companies to:
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Disclose the identification, assessment, management, and oversight of sustainability-related risks in accordance with the four pillars of TCFD
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Publish SASB-aligned reporting with industry-specific, material metrics and rigorous targets
See our commentary on our approach to engagement on TCFD- and SASB-aligned reporting for greater detail of our expectations.

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Climate risk
BlackRock believes that climate change has become a defining factor in companies’ long-term prospects. We expect every company to help their investors understand how the company may be impacted by climate-related risks and opportunities, and how they are considered within the company’s strategy.
Specifically, we expect companies to articulate how they are aligned to a scenario in which global warming is limited to well below 2° C and is consistent with a global aspiration to reach net zero GHG emissions by 2050.
The public and private sectors have roles to play in aligning greenhouse gas reduction efforts with targets based on science, where available to curb the worst effects of climate change and reach the global goal of carbon neutrality by mid-century. Companies have an opportunity to utilize and contribute to the development of current and future low-carbon transition technologies, which are an important consideration for the rate at which emissions can be reduced. We expect companies to disclose how they are considering these challenges, alongside opportunities for innovation, within their strategy and emissions reduction efforts.
We may support shareholder proposals that ask companies to disclose climate plans aligned with our expectations.
Key stakeholder interests
As a long-term investor, we believe that in order to deliver value for shareholders, companies should also consider their stakeholders. While stakeholder groups may vary across industries, they are likely to include employees; business partners (such as suppliers and distributors); clients and consumers; government and regulators; and the communities in which companies operate. Companies that build strong relationships with their stakeholders are more likely to meet their own strategic objectives, while poor relationships may create adverse impacts that expose a company to legal, regulatory, operational, and reputational risks and jeopardize their social license to operate. We expect companies to effectively oversee and mitigate these risks with appropriate due diligence processes and board oversight.
Human capital management
A company’s approach to human capital management is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. As an important component of strategy, we expect boards to oversee human capital management.
We believe that clear and consistent reporting on these matters is critical for investors to understand the composition of a company’s workforce. We expect companies to disclose workforce demographics, such as gender, race, and ethnicity in line with the US Equal Employment Opportunity Commission’s EEO-1 Survey, alongside the steps they are taking to advance diversity, equity, and inclusion. Where we believe a company’s disclosures or practices fall short relative to the market or peers, or we are unable to ascertain the board and management’s effectiveness in overseeing related risks and opportunities, we may vote against members of the appropriate committee or support relevant shareholder proposals. Our commentary on human capital management provides more information on our expectations.
Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies. These activities can also create risks, including: the potential for allegations of corruption; reputational risk associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes to guide these activities and mitigate risks, including board oversight.
When presented with shareholder proposals requesting increased disclosure on corporate political activities, BlackRock will evaluate publicly available information to consider how a company’s lobbying may impact the company. We will also evaluate whether there is alignment between a company’s stated positions on policy matters material to its strategy and the positions taken by industry groups of which it is a member. We may decide to support a shareholder proposal requesting additional disclosure if we identify a material misalignment. Additional detail can be found in our commentary on political contributions and lobbying disclosures.
General corporate governance matters
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

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Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Exclusive forum provisions
BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the nominating/governance committee.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect companies to disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.
Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
IPO governance
We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.
We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.
Shareholder protections
Amendment to charter/articles/bylaws
We believe that shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact

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shareholder rights (see “Director elections”). In cases where a board’s unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes.
Proxy access
We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.
In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests and we may support supermajority voting requirements in those situations.
Virtual meetings
Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings facilitate an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to

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utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. We expect shareholders to have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship
BROWN ADVISORY, LLC
Brown Advisory shall vote proxies consistent with its Proxy Policy, a summary of which follows.  Generally, the firm’s research analysts vote actively recommended issuers and obtain research from a proxy service for recommendations for voting proxies of all other issues.  Clients may, at any time, opt to change voting authorization.  Upon notice that a client has revoked the firm’s authority to vote proxies, the firm will forward such materials to the party identified by client.
Routine Matters
Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight.  However, the position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the client.
Election of Directors:  Proxies shall be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors.  Management proposals to limit director liability consistent with state laws and director indemnification provisions shall be supported because it is important for companies to be able to attract qualified candidates.
Appointment of Auditors:  Management recommendations shall generally be supported.
Changes in State of Incorporation or Capital Structure:  Management recommendations about re-incorporation shall be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.  Proposals to increase authorized common stock should be examined on a case-by-case basis.  If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the client.
Non-Routine Matters
Corporate Restructurings, Mergers and Acquisitions:  These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.
Proposals Affecting Shareholder Rights:  Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.
Anti-takeover Issues:  Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the firm.
 Executive Compensation:  Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.
Social and Political Issues:  These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.
Conflicts of Interest
A “conflict of interest,” means any circumstance when the firm or one of its affiliates (including officers, directors and employees), or in the case where the firm serves as investment adviser to a fund, when the fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or fund shareholders in how proxies of that issuer are voted.  The firm should vote proxies relating to such issuers in accordance with the following procedures:
Routine Matters Consistent with Policy.  The firm may vote proxies for routine matters as required by this Policy.

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Immaterial Conflicts:  The firm may vote proxies for non-routine matters consistent with this Policy if it determines that the conflict of interest is not material.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the firm’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.
Material Conflicts and Non-Routine Matters:  If the firm believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by this Policy, the firm may abstain.  The firm may also abstain from voting proxies in other circumstances, including, for example, if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the clients, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to effect a vote would be uneconomic relative to the value of the client’s investment in the issuer.
CLEARBRIDGE INVESTMENTS, LLC.
Proxy Voting Guidelines Procedures Summary. ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.
ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.
In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.
In furtherance of ClearBridge's goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or ClearBridge's business relationships and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge's General Counsel/Chief Compliance Officer. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.
ClearBridge generally takes the position that non-ClearBridge relationships between a Franklin Resources affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Franklin business units as well as on the existence of information barriers between ClearBridge and other Franklin business units.
ClearBridge's Proxy Committee reviews and addresses conflicts of interest. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

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If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.
COHEN & STEERS CAPITAL MANAGEMENT, INC./ COHEN & STEERS ASIA LIMITED/ COHEN & STEERS UK LIMITED (COHEN & STEERS)
STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES
This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios.
General Proxy Voting Guidelines
Objectives
Voting rights are an important component of corporate governance. Cohen & Steers has three overall objectives in exercising voting rights:
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Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.
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Rationalizing Management and Shareholder Concerns. Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.
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Shareholder Communication. Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.
General Principles
In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.
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The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.
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In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.
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Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.
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In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the beneficial owner of the securities.
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To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.
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Voting rights shall not automatically be exercised in favor of management-supported proposals.
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Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy vote.
General Guidelines
Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:
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Prudence. In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.
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Third Party Views. While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.
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Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).
Specific Guidelines
Board and Director Proposals

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Election of Directors
Voting for Director Nominees in Uncontested Elections
Votes on director nominees are made on a case-by-case basis using a “mosaic” approach, where all factors are considered and no single factor is determinative. In evaluating director nominees, Cohen & Steers considers the following factors:
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Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;
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Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees and/or the full board serves as the audit, compensation, or nominating committees, or the company does not have one of these committees;
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Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;
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Whether the board, without shareholder approval, instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;
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Whether the nominee is the chairman or CEO of a publicly-traded company who serves on more than two (2) public company boards;
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In the case of nominees other than the chairman or CEO, whether the nominee serves on more than four (4) public company boards;
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If the nominee is an incumbent director, the length of tenure taking into account tenure limits recommended by local corporate governance codes1;
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Whether the nominee has a material related party transaction or a material conflict of interest with the company;
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Whether the nominee (or the entire board) has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;
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Material failures of governance, stewardship, risk oversight2, or fiduciary responsibilities at the company; and
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Actions related to a nominee’s service on other boards that raise substantial doubt about such nominee’s ability to effectively oversee management and serve the best interests of shareholders at any company.
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors are evaluated on a case-by-case basis considering the long-term financial performance of the company relative to its industry management’s track record, the qualifications of the nominees and other relevant factors.
Non-Disclosure of Board Nominees
Cohen & Steers generally votes against the election of director nominees if the names of the nominees are not disclosed prior to the meeting. However, Cohen & Steers recognizes that companies in certain emerging markets may have legitimate reasons for not disclosing nominee names. In such cases, if a company discloses a legitimate reason why such nominee names have not been disclosed, Cohen & Steers may vote for the nominees even if nominee names are not disclosed.
Majority Vote Requirement for Directors (SP)3
Cohen & Steers generally votes for proposals asking the board to amend the company’s governance documents (charter or bylaws) to provide that director nominees will be elected by the affirmative vote of the majority of votes cast.
Separation of Chairman and CEO (SP)
Cohen & Steers generally votes for proposals to separate the CEO and chairman positions. However, Cohen & Steers does recognize that under certain circumstances, it may be in the company’s best interest for the CEO and chairman positions to be held by one person.
Independent Chairman (SP)
Cohen & Steers reviews on a case-by-case basis proposals requiring the chairman’s position to be filled by an independent director taking into account the company’s current board leadership and governance structure, company performance, and any other factors that may be relevant.
Lead Independent Director (SP)
In cases where the CEO and chairman roles are combined or the chairman is not independent, Cohen & Steers votes for the appointment of a lead independent director.
Board Independence (SP)
Cohen & Steers believes that boards should have a majority of independent directors. Therefore, we vote for proposals that require the board to be comprised of a majority of independent directors.

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In general, Cohen & Steers considers a director independent if the director satisfies the independence definition set forth in local corporate governance codes and/or the applicable listing standards of the exchange on which the company’s stock is listed.
In addition, Cohen & Steers generally considers a director independent if the director has no significant financial, familial or other ties with the company that may pose a conflict and has not been employed by the company in an executive capacity.
Board Size (SP)
Cohen & Steers generally votes for proposals to limit the size of the board to 15 members or less.
Classified Boards (SP)
Cohen & Steers generally votes in favor of proposals to declassify boards of directors. In voting on proposals to declassify a board of directors, Cohen & Steers evaluates all facts and circumstances, including whether: (i) the current management and board have a history of making good corporate and strategic decisions and (ii) the proposal is in the best interests of shareholders.
Tiered Boards (non-U.S.)
Cohen & Steers votes in favor of unitary boards as opposed to tiered board structures. Cohen & Steers believes that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.
Independent Committees (SP)
Cohen & Steers votes for proposals requesting that a board’s audit, compensation and nominating committees consist only of independent directors.
Adoption of a Board with Audit Committee Structure (JAPAN)
Cohen & Steers votes for article amendments to adopt a board with an audit committee structure unless the structure obstructs shareholders’ ability to submit proposals on income allocation related issues or the company already has a 3-committee (U.S. style) structure.
Non-Disclosure of Board Compensation
Cohen & Steers generally votes against the election of director nominees at companies if the compensation paid to such directors is not disclosed prior to the meeting. However, Cohen & Steers recognizes that companies in certain emerging markets may have legitimate reasons for not disclosing such compensation. In such cases, if a company discloses a legitimate reason why such compensation should not be disclosed, Cohen & Steers may vote for the nominees even if compensation is not disclosed.
Director and Officer Indemnification and Liability Protection
Cohen & Steers votes in favor of proposals providing indemnification for directors and officers for acts conducted in the normal course of business that is consistent with the laws of the jurisdiction of formation. Cohen & Steers also votes in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company. Cohen & Steers votes against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are violations of fiduciary obligations.
Directors’ Liability (non-U.S.)
These proposals ask shareholders to give discharge from responsibility for all decisions made during the previous financial year. Depending on the country, this resolution may or may not be legally binding, may not release the board from its legal responsibility, and does not necessarily eliminate the possibility of future shareholder action (although it does make such action more difficult to pursue).
Cohen & Steers will generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless the board is not fulfilling its fiduciary duties as evidenced by:
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A lack of oversight or actions by board members that amount to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

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Any legal issues (e.g., civil/criminal) aimed to hold the board liable for past or current actions that constitute a breach of trust, such as price fixing, insider trading, bribery, fraud, or other illegal actions; or
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Other egregious governance issues where shareholders are likely to bring legal action against the company or its directors.
Directors’ Contracts (non-U.S.)
Best market practice about the appropriate length of directors’ service contracts varies by jurisdiction. As such, Cohen & Steers votes these proposals on a case-by-case basis taking into account the best interests of the company and its shareholders and local market practice.
Compensation Proposals
Votes on Executive Compensation. “Say-on-Pay” votes are determined on a case-by-case basis taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure.
Cohen & Steers generally votes against in circumstances where there are an unacceptable number of problematic pay practices including:
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Poor linkage between executive pay and company performance and profitability;
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The presence of objectionable structural features in the compensation plan, such as excessive perquisites, golden parachutes, tax-gross up provisions, and automatic benchmarking of pay in the top half of the peer group; and
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A lack of proportionality in the plan relative to the company’s size and peer group.
Additional Disclosure of Executive and Director Pay (SP). Cohen & Steers generally votes for shareholder proposals that seek additional disclosure of executive and director pay information.
Frequency of Shareholder Votes on Executive Compensation. Cohen & Steers generally votes for annual shareholder advisory votes to approve executive compensation.
Golden Parachutes. In general, Cohen & Steers votes against golden parachutes because they impede potential takeovers that shareholders should be free to consider. Cohen & Steers opposes the use of employment agreements that result in excessive cash payments and generally withhold our vote at the next shareholder meeting for directors who approved golden parachutes.
In the context of an acquisition, merger, consolidation, or proposed sale, Cohen & Steers votes on a case-by-case basis on proposals to approve golden parachute payments. Factors that may result in a vote against include:
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Potentially excessive severance payments;
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Agreements that include excessive excise tax gross-up provisions;
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Single-trigger payments upon a change in control (“CIC”), including cash payments and the acceleration of performance-based equity despite the failure to achieve performance measures;
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Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
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Recent amendments or other changes that may make packages so attractive as to encourage transactions that may not be in the best interests of shareholders; or
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The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Non-Executive Director Remuneration (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis taking into account the remuneration mix and the adequacy of the disclosure. Cohen & Steers believes that non-executive directors should be compensated with a mix of cash and equity to align their interests with the interests of shareholders. The details of such remuneration should be fully disclosed and provided with sufficient time for us to consider our vote.
Approval of Annual Bonuses for Directors and Statutory Auditors (JAPAN). Cohen & Steers generally supports the payment of annual bonuses to directors and statutory auditors except in cases of scandals or extreme underperformance.
Equity Compensation Plans. Votes on proposals related to compensation plans are determined on a case-by-case basis taking into account plan features and equity grant practices, where positive factors may counterbalance negative factors (and vice versa), as evaluated based on three pillars:
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Plan Cost: the total estimated cost of the company’s equity plans relative to industry/market cap peers measured by the company's estimated shareholder value transfer (SVT) in relation to peers, considering:
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SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
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SVT based only on new shares requested plus shares remaining for future grants.
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Plan Features:

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Automatic single-trigger award vesting upon a CIC;
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Discretionary vesting authority;
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Liberal share recycling on various award types; and
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Minimum vesting period for grants made under the plan.
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Grant Practices:
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The company’s three year burn rate relative to its industry/market cap peers;
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Vesting requirements for most recent CEO equity grants (3-year look-back);
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The estimated duration of the plan based on the sum of shares remaining available and the new shares requested divided by the average annual shares granted in the prior three years;
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The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
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Whether the company maintains a claw-back policy; and
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Whether the company has established post exercise/vesting shareholding requirements.
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Cohen & Steers generally votes against compensation plan proposals if the combination of factors indicates that the plan, overall is not, in the interests of shareholders, or if any of the following apply:
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Awards may vest in connection with a liberal CIC;
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The plan would permit re-pricing or cash buyout of underwater options without shareholder approval;
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The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or
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Any other plan features that are determined to have a significant negative impact on shareholder interests.
Equity Compensation Plans (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Share option plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiration dates and the market price of the shares at the date of exercise. They should take into account appropriate levels of dilution. Options should vest in reference to challenging performance criteria, which are disclosed in advance. Share options should be fully expensed so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be disclosed to shareholders.
Long-Term Incentive Plans (non-U.S.). A long-term incentive plan refers to any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.
Cohen & Steers evaluates these proposals on a case-by-case basis. Cohen & Steers generally votes in favor of plans with robust incentives and challenging performance criteria that are fully disclosed to shareholders in advance and vote against plans that are excessive or contain easily achievable performance metrics or where there is excessive discretion delegated to remuneration committees. Cohen & Steers would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the plan participants. Cohen & Steers will also vote against proposals that lack sufficient disclosure.
Transferable Stock Options. Cohen & Steers evaluates on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including the cost of the proposal and alignment with shareholder interests.
Approval of Cash or Cash-and-Stock Bonus Plans. Cohen & Steers votes to approve cash or cash-and-stock bonus plans that seek to exempt executive compensation from limits on deductibility imposed by Section 162(m) of the Internal Revenue Code.
Employee Stock Purchase Plans. Cohen & Steers votes for the approval of employee stock purchase plans, although Cohen & Steers generally believes the discounted purchase price should not exceed 15% of the current market price.
401(k) Employee Benefit Plans. Cohen & Steers votes for proposals to implement a 401(k) savings plan for employees.
Pension Arrangements (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Pension arrangements should be transparent and cost-neutral to shareholders. Cohen & Steers believes it is inappropriate for executives to participate in pension arrangements that are materially different than those offered to other employees (such as continuing to participate in a final salary arrangement when employees have been transferred to a money purchase plan). One-off payments into individual director’s pension plans, changes to pension entitlements, and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.
Stock Ownership Requirements (SP). Cohen & Steers supports proposals requiring senior executives and directors to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

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Stock Holding Periods (SP). Cohen & Steers generally votes against proposals requiring executives to hold stock received upon option exercise for a specific period of time.
Recovery of Incentive Compensation (SP). Cohen & Steers generally votes for proposals to recover incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the award of incentive compensation.
Capital Structure Changes and Anti-Takeover Proposals
Increase to Authorized Shares. Cohen & Steers generally votes for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).
Blank Check Preferred Stock. Cohen & Steers generally votes against proposals authorizing the creation of new classes of preferred stock without specific voting, conversion, distribution and other rights, and proposals to increase the number of authorized blank check preferred shares. Cohen & Steers may vote in favor of these proposals if Cohen & Steers receives reasonable assurances that (i) the preferred stock was authorized by the board for legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to us.
Pre-Emptive Rights. Cohen & Steers generally votes against the issuance of equity shares with pre-emptive rights. However, Cohen & Steers may vote for shareholder pre-emptive rights where such pre-emptive rights are necessary taking into account the best interests of the company’s shareholders. In addition, we acknowledge that international local practices may call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While Cohen & Steers prefers that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, Cohen & Steers will approve issuance requests with pre-emptive rights.
Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, Cohen & Steers votes against the adoption of a dual or multiple class capitalization structure. Cohen & Steers supports the one-share, one-vote principle for voting.
Restructurings/Recapitalizations. Cohen & Steers reviews proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, Cohen & Steers considers the following:
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Dilution: how much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
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Change in control: will the transaction result in a change in control of the company?
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Bankruptcy: generally approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
Share Repurchase Programs. Cohen & Steers generally votes in favor of such programs where the repurchase would be in the long-term best interests of shareholders and where we believe that this is a good use of the company’s cash.
Cohen & Steers will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.
Targeted Share Placements (SP). Cohen & Steers votes these proposals on a case-by-case basis. These proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement of a large block of voting stock in an employee stock option plan, parent capital fund or with a single friendly investor, with the aim of protecting the company against a hostile tender offer.
Shareholder Rights Plans. Cohen & Steers reviews proposals to ratify shareholder rights plans on a case-by-case basis taking into consideration the length of the plan.
Shareholder Rights Plans (JAPAN). Cohen & Steers reviews proposals on a case-by-case basis examining not only the features of the plan itself but also factors including share price movements, shareholder composition, board composition, and the company’s announced plans to improve shareholder value.
Reincorporation Proposals. Proposals to change a company’s jurisdiction of incorporation are examined on a case-by-case basis. When evaluating such proposals, Cohen & Steers reviews management’s rationale for the proposal, changes to the charter/bylaws, and differences in the applicable laws governing the companies.

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Voting on State Takeover Statutes (SP). Cohen & Steers reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions and disgorgement provisions). In voting on these proposals, Cohen & Steers takes into account whether the proposal is in the long-term best interests of the company and whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.
Mergers and Corporate Restructurings
Mergers and Acquisitions. Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account the anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated and changes in corporate governance and their impact on shareholder rights.
Cohen & Steers votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.
Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed charter provisions that specify that the board of directors may examine the nonfinancial effects of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. Cohen & Steers generally votes against proposals to adopt such charter provisions. Directors should base their decisions solely on the financial interests of the shareholders.
Spin-offs. Cohen & Steers evaluates spin-offs on a case-by-case basis taking into account the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Asset Sales. Cohen & Steers evaluates asset sales on a case-by-case basis taking into account the impact on the balance sheet/working capital, value received for the assets, and potential elimination of diseconomies.
Liquidations. Cohen & Steers evaluates liquidations on a case-by-case basis taking into account management’s efforts to pursue other alternatives, appraisal value of the assets, and the compensation plan for executives managing the liquidation.
Issuance of Debt (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Reasons for increased bank borrowing powers are numerous and varied, including allowing for normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defense. Cohen & Steers generally votes in favor of proposals that will enhance a company’s long-term prospects. Cohen & Steers votes against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, issuances that would result in the company reaching an unacceptable level of financial leverage or a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defense.
Ratification of Auditors
Cohen & Steers generally votes for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees, unless:
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an auditor has a financial interest in or association with the company, and is therefore not independent;
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there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
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the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company prior to the meeting;
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the auditors are being changed without explanation; or
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fees paid for non-audit related services are excessive and/or exceed fees paid for audit services or limits set by local best practice recommendations or law.
Where fees for non-audit services include fees related to significant one-time capital structure events, initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.
Auditor Rotation
Cohen & Steers evaluates auditor rotation proposals on a case-by-case basis taking into account the following factors: the tenure of the audit firm; establishment and disclosure of a review process whereby the auditor is regularly evaluated for both audit quality and competitive pricing; length of the rotation period advocated in the proposal; and any significant audit related issues.

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Auditor Indemnification
Cohen & Steers generally votes against auditor indemnification and limitation of liability. However, Cohen & Steers recognizes there may be situations where indemnification and limitations on liability may be appropriate.
Annual Accounts and Reports (non-U.S.)
Annual reports and accounts should be detailed and transparent and should be submitted to shareholders for approval in a timely manner as prescribed by law. They should meet accepted reporting standards such as those prescribed by the International Accounting Standards Board (IASB).
Cohen & Steers generally approves proposals relating to the adoption of annual accounts provided that:
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The report has been examined by an independent external accountant and the accuracy of material items in the report is not in doubt;
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The report complies with legal and regulatory requirements and best practice provisions in local markets;
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the company discloses which portion of the remuneration paid to the external accountant relates to auditing activities and which portion relates to non-auditing advisory assignments;
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A report on the implementation of risk management and internal control measures is incorporated, including an in-control statement from company management;
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A report should include a statement of compliance with relevant codes of best practice for markets where they exist (e.g. for UK companies a statement of compliance with the Corporate Governance Code should be made, together with detailed explanations about any area(s) of non-compliance);
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A conclusive response is given to all queries from shareholders; and
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Other concerns about corporate governance have not been identified.
Appointment of Internal Statutory Auditor (JAPAN)
Cohen & Steers evaluates these proposals on a case-by-case basis taking into account the work history of each nominee. If the nominee is designated as independent but has worked the majority of his or her career for one of the company’s major shareholders, lenders, or business partners, Cohen & Steers considers the nominee affiliated and will withhold support.
Shareholder Access and Voting Proposals
Proxy Access. Cohen & Steers reviews proxy access proposals on a case-by-case basis taking into account the parameters of proxy access use in light of a company’s specific circumstances. Cohen & Steers generally supports proposals that provide shareholders with a reasonable opportunity to use the right without stipulating overly restrictive or onerous parameters for use and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company or investors seeking to take control of the board.
Bylaw Amendments. Cohen & Steers votes on a case-by-case basis on proposals requesting companies grant shareholders the ability to amend bylaws. Similar to proxy access, Cohen & Steers generally supports proposals that provide assurances that this right will not be subject to abuse by short-term investors or investors without a substantial investment in a company.
Reimbursement of Proxy Solicitation Expenses (SP). In the absence of compelling reasons, Cohen & Steers will generally not support such proposals.
Shareholder Ability to Call Special Meetings (SP). Cohen & Steersvotes on a case-by-case basis on proposals requesting companies amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.
Shareholder Ability to Act by Written Consent (SP). Cohen & Steers generally votes against proposals to allow or facilitate shareholder action by written consent to provide reasonable protection of minority shareholder rights.
Shareholder Ability to Alter the Size of the Board. Cohen & Steers generally votes for proposals that seek to fix the size of the board and vote against proposals that give the board the ability to alter the size of the board without shareholder approval. While Cohen & Steers recognizes the importance of such proposals, these proposals may be set forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to management of the company.
Cumulative Voting (SP). Having the ability to cumulate votes for the election of directors (i.e., to cast more than one vote for a director) generally increases shareholders’ rights to effect change in the management of a company. However, Cohen & Steers acknowledges that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. Therefore,

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when voting on proposals to institute cumulative voting, Cohen & Steers evaluates all facts and circumstances surrounding such proposal and generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for director elections and a de-classified board.
Supermajority Vote Requirements (SP). Cohen & Steers generally supports proposals that seek to lower supermajority voting requirements.
Confidential Voting. Cohen & Steers votes for proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as such proposals permit management to request that dissident groups honor its confidential voting policy in the case of proxy contests.
Date/Location of Meeting (SP). Cohen & Steers votes against shareholder proposals to change the date or location of the shareholders’ meeting.
Adjourn Meeting if Votes Are Insufficient. Cohen & Steers generally votes against open-end requests for adjournment of a shareholder meeting. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.
Disclosure of Shareholder Proponents (SP). Cohen & Steers votes for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.
Environmental and Social Proposals
Cohen & Steers believes that well-managed companies should be evaluating and assessing how environmental and social matters may enhance or protect shareholder value. However, because of the diverse nature of environmental and social proposals, Cohen & Steers evaluates these proposals on a case-by-case basis. The principles guiding our evaluation of these proposals are whether implementation of a proposal is likely to enhance or protect shareholder value and whether a proposal can be implemented at a reasonable cost.
Environmental Proposals (SP). Cohen & Steers acknowledges that environmental considerations can pose significant investment risks and opportunities. Therefore, Cohen & Steers generally votes in favor of proposals requesting a company disclose information that will aid in the determination of shareholder value creation or destruction, taking into consideration the following factors:
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Whether the issues presented have already been effectively dealt with through governmental regulation or legislation;
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Whether the disclosure is available to shareholders from the company or from a publicly available source; and
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Whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Social Proposals (SP). Cohen & Steers believes board and workforce diversity are beneficial to the decision-making process and can enhance long-term profitability. Therefore, Cohen & Steers generally votes in favor of proposals that seek to increase board and workforce diversity. Cohen & Steers votes all other social proposals on a case-by-case basis, including, but not limited to, proposals related to political and charitable contributions, lobbying, and gender equality and the gender pay gap.
Miscellaneous Proposals
Bundled Proposals. Cohen & Steers reviews on a case-by-case basis bundled or “conditioned” proposals. For items that are conditioned upon each other, Cohen & Steers examines the benefits and costs of the bundled items. In instances where the combined effect of the conditioned items is not in shareholders’ best interests, Cohen & Steers votes against such proposals. If the combined effect is positive, Cohen & Steers supports such proposals. In the case of bundled director proposals, Cohen & Steers will vote for the entire slate only if Cohen & Steers would have otherwise voted for each director on an individual basis.
Other Business. Cohen & Steers generally votes against proposals to approve other business where Cohen & Steers cannot determine the exact nature of the proposal(s) to be voted on.
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1 For example, in the UK, independent directors of publicly traded companies with tenure exceeding nine (9) years are reclassified as non-independent unless the company can explain why they remain independent.
2 Examples of failures of risk oversight include, but are not limited to: bribery; large or serial fines from regulatory bodies; significant

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adverse legal judgments or settlements; hedging of company stock by employees or directors of a company; or significant pledging of company stock in the aggregate by officers or directors of a company.
3“SP” refers to a shareholder proposal.
CORECOMMODITY MANAGEMENT, LLC (CoreCommodity)

CoreCommodity may be responsible for voting on shareholder proxies and may do so only in accordance with the following Proxy Voting Procedures, in the best interest of a client and as agreed to by the advisory client.
General Guidelines
We rely on Institutional Shareholder Services (“ISS”), a privately-held company, whose ultimate owner is Genstar Capital, LLC (“Genstar”), a private equity firm based in San Francisco, CA, , to research, vote and record all proxy ballots for Accounts over which CoreCommodity has proxy voting authority. CoreCommodity has adopted the ISS U Sustainability U.S. Proxy Voting Guidelines.
In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage. We do not necessarily have an obligation to vote every proxy; for example we may forego voting proxies if the account no longer holds the position at the time of the vote, or the cost of voting (such as in the case of a vote regarding a foreign issuer that requires being physically present to vote) outweighs the anticipated benefit to the account. Similarly, in jurisdictions which permit “shareblocking” or require additional documentation to vote proxies (such as power of attorney) or require additional disclosure of ownership, we may choose to refrain from voting. We only vote the proxies delivered to us from custodians and do not vote proxies for shares that are out on loan to third parties, and do not seek to recall such shares in order to vote them.
How We Vote
We generally vote proxies in accordance with the ISS recommendations, and have informed ISS to vote in accordance with these recommendations unless otherwise specified by us. A portfolio manager may request that securities under his management be voted differently from the ISS recommendations if he believes that such a vote would be in the best interest of the applicable client(s). Such vote requests will be subject to the conflict of interest review described below.
Conflicts Of Interest
In furtherance of our goal to vote proxies in the best interests of our clients, we follow procedures designed to identify and address material conflicts that may arise between our interests and those of our clients before voting proxies on behalf of such clients. Only votes which are not in accordance with the ISS recommendations are subject to these conflicts of interest procedures.
Procedures for Identifying Conflicts of Interest
We rely on the following to seek to identify conflicts of interest:
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Personnel are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CoreCommodity with respect to voting proxies on behalf of Accounts both as a result of a personal relationship and due to special circumstances that may arise during the conduct of our business, and (ii) to bring conflicts of interest of which they become aware to the attention of our compliance officer.
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CoreCommodity is deemed to have a material conflict of interest in voting proxies relating to issuers that are our clients and that have historically accounted for or are projected to account for a material percentage of our annual revenues.
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CoreCommodity shall not vote proxies relating to issuers on such list on behalf of Accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented.
Procedures for Assessing Conflicts of Interest and for Addressing Material Conflicts of Interest
All conflicts of interest identified pursuant to the procedures outlined above must be brought to the attention of the Compliance Officer for resolution. The Compliance Officer will work with appropriate CoreCommodity personnel to determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence our decision-making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy has a client relationship with us of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Compliance Officer shall maintain a written record of all materiality determinations.
If it is determined that a conflict of interest is not material, we may vote proxies notwithstanding the existence of the conflict.

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If it is determined that a conflict of interest is material, the Compliance Officer will work with appropriate CoreCommodity personnel to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:
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disclosing the conflict to clients and obtaining their consent before voting;
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suggesting to clients that they engage another party to vote the proxy on their behalf; or
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such other method as is deemed appropriate under the circumstances given the nature of the conflict.
Record Keeping And Oversight
We shall maintain the following records relating to proxy voting:
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a copy of these policies and procedures;
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a copy of each proxy form (as voted);
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a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
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documentation relating to the identification and resolution of conflicts of interest;
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any documents created by us that were material to a proxy voting decision or that memorialized the basis for that decision; and
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a copy of each written client request for information on how we voted proxies on behalf of the client, and a copy of any written response by us to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.
Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in our office.
In lieu of keeping copies of proxy statements, we may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.
Monitoring
These Proxy Voting Policies and Procedures will be reviewed on a periodic basis. As part of the review, we will (i) review the capacity and competency of ISS, including the ability of ISS to make recommendations based upon materially accurate information, and (ii) consider any changes at ISS that may create new conflicts of interest, in each case as deemed necessary by us to ensure that CoreCommodity, acting through ISS, continues to vote proxies in the best interests of clients. Part of such review may include the periodic sampling of proxy votes made by ISS on behalf of CoreCommodity, generally or with respect to particular types of proposals, as deemed necessary by us. We may arrange with ISS that ISS will update CoreCommodity of business changes that CoreCommodity considers relevant (i.e., with respect to ISS’ capacity and competency to provide proxy voting advice) and conflicts policies and procedures.
EMERALD MUTUAL FUND ADVISERS TRUST
EMERALD ADVISERS, LLC
The following summary of voting policies applies to all proxies which either Emerald or Emerald Advisers, LLC (collectively, Emerald) is entitled to vote. In voting proxies, Emerald will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, Emerald will exercise its vote in an activist pro-shareholder manner. Emerald generally votes on various issues as described below.
I. Boards of Directors
A. Election of Directors. Emerald has adopted the following policies regarding election of Directors:
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Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.
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Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.
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Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.
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Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.
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Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.
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Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.
B. Selection of Accountants. Emerald will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

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C. Incentive Stock Plans. Emerald will generally vote against all excessive compensation and incentive stock plans which are not performance related.
D. Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Emerald believes that preemptive rights would not add value to shareholders and would vote against such shareholder proposals.
II. Corporate Governance Issues
A. Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors. Policy: Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.
B. Anti-Shareholder Measures. These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are generally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.
1. Classification of the Board of Directors: Policy: Vote Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.
2. Shareholder Rights Plans (Poison Pills): Anti-acquisition proposals of this sort come in a variety of forms. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Policy: Vote Against proposals to adopt Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.
3. Unequal Voting Rights: A takeover defense, also known as superstock, which gives holders disproportionate voting rights. Emerald adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Policy: Vote Against proposals creating different classes of stock with unequal voting privileges.
4. Supermajority Clauses: These are implemented by management requiring that an overly large proportion of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Policy: Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.
5. Increases in authorized shares and/or creation of new classes of common and preferred stock:
a. Increasing authorized shares. Emerald will support management if it has a stated purpose for increasing the authorized number of common and preferred stock. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. Policy: On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination.
b. Creation of new classes of stock. Managements have proposed authorizing shares of new classes of stock, usually preferred stock, which the Board would be able to issue at their discretion. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders. Policy: Emerald would vote Against management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.
c. Compensation Plans (Incentive Plans). Policy: On a case by case basis, vote Against attempts by management to adopt proposals that are specifically designed to unduly benefit members of executive management in the event of an acquisition.
d. Cumulative Voting. Cumulative voting tends to serve special interests and not those of shareholders. Policy: Emerald will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.
III. Other Issues
On other major issues involving questions of community interest or social concerns, Emerald generally supports the position of management with certain exceptions involving companies in South Africa or Northern Ireland where Emerald actively encourages corporations to act to promote responsible corporate activity.
Emerald may manage a variety of corporate accounts that are publically traded. Emerald will use Glass-Lewis recommendations to avoid any appearance of a conflict of interest when voting proxies of its clients that are publically traded companies.

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FIAM Proxy Voting Guidelines
February 2021
I.
Introduction
These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds’ investment objectives and strategies.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II.
Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.
A.
Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
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Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
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There are no women on the board or if a board of ten or more members has fewer than two women directors.
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The director is a public company CEO who sits on more than two unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
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The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
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The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
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For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B.
Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
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Management’s track record and strategic plan for enhancing shareholder value;
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The long-term performance of the company compared to its industry peers; and
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The qualifications of the shareholder’s and management’s nominees.

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Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C.
Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D.
Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.
E.
Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F.
Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G.
Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H.
Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III.
Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A.
Equity Compensation Plans

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Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
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The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
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The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
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The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
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Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
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Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
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Whether the proposal excludes senior management and directors;
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Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
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The company's relative performance compared to other companies within the relevant industry or industries;
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Economic and other conditions affecting the relevant industry or industries in which the company competes; and
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Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B.
Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV.
Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
The alignment of executive compensation and company performance relative to peers; and
The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A.
Compensation Committee

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Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committees if:
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The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
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Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
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Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
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Adopted or extended a golden parachute.
B.
Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V.
Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines, outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund’s investment objective and strategies.
Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues, because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.
VI.
Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
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classified boards;
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“blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);
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golden parachutes;
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supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
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poison pills;
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restricting the right to call special meetings;
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provisions restricting the right of shareholders to set board size; and
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any other provision that eliminates or limits shareholder rights.
A.
Shareholders Rights Plans (“poison pills”)
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

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■
Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
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Is integral to a business strategy that is expected to result in greater value for the shareholders;
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Requires shareholder approval to be reinstated upon expiration or if amended;
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Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
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Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B.
Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C.
Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D.
Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII.
Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
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All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
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A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
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It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII.
Capital Structure and Incorporation
These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A.
Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B.
Multi-Class Share Structures

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Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C.
Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX.
Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if “echo voting” is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund’s Board of Trustees on all proposals.
X.
Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI.
Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII.
Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII.
Conclusion
Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

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Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
For a large-capitalization company, burn rate higher than 1.5%.
For a small-capitalization company, burn rate higher than 2.5%.
For a micro-capitalization company, burn rate higher than 3.5%.
Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
Micro-capitalization company means a company with market capitalization under US $300 million.
Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.
FIRST QUADRANT, L.P.
Proxy Voting Policies and Procedures
Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ portfolios. As a fiduciary, First Quadrant owes its clients the duty of care and loyalty with respect to services undertaken on the clients’ behalves, including proxy voting. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interest above those of its clients. First Quadrant defines the best interest of a client to mean the best economic interest of the holders of the same or similar securities of the issuer held in the client’s account.
These written policies and procedures are designed to reasonably ensure that First Quadrant, L.P. (“First Quadrant”) votes proxies in the best interest of clients for whom First Quadrant has voting authority and describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.
First Quadrant utilizes the services of an independent outside proxy service, Glass Lewis & Co (“Glass Lewis”), to act as agent for the proxy process, to maintain records on proxy voting for our clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues. In addition, First Quadrant has adopted as its own policies those of Glass Lewis’ proxy voting guidelines.
First Quadrant maintains a Proxy Committee (the “Committee”), made up of senior members of the equity investment team, which is responsible for deciding what is in the best interests of each client when deciding how proxies are voted. The Committee meets at least annually to review, approve, and adopt as First Quadrant’s own policies, Glass Lewis proxy voting guidelines. Any changes to the Glass Lewis voting guidelines must be reviewed, approved, and adopted by the Committee when changes occur.
A copy of First Quadrant’s proxy voting policies is available upon request to its clients. Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually may direct First Quadrant to vote certain of their proxies in a specific manner, in which case the Committee will assume the responsibility for voting the proxies in accordance with the client’s desires.

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First Quadrant’s Trade Operations Group will monitor corporate actions, ensuring notifications from custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in our portfolio management and accounting systems.
Voting Client Proxies
When a new portfolio is opened and First Quadrant has ascertained either through language found within the investment management agreement or through written correspondence with the client that First Quadrant is responsible for voting proxies, a letter is sent to the custodian informing them that Glass Lewis will act as First Quadrant’s proxy voting agent and advising them to forward all proxy material pertaining to the portfolio to Glass Lewis for execution. Additionally, First Quadrant provides Glass Lewis with a list of the portfolios for which First Quadrant holds voting authority as needed.
Glass Lewis, as proxy voting agent for First Quadrant, is responsible for analyzing and voting each proxy in a timely manner, maintaining records of proxy statements received and votes cast, and providing reports to First Quadrant, upon request, concerning how proxies were voted for a client. First Quadrant’s Client Service Dept. is responsible for: setting up new portfolios; determining which portfolios First Quadrant has proxy voting responsibilities; ensuring the custodians and Glass Lewis are appropriately notified; receiving and forwarding to the Committee, and ultimately Glass Lewis, any direction received from a client to vote a proxy in a specific manner; and maintaining client documentation and any communications received by First Quadrant related to proxy voting, including records of all communications received from clients requesting information on how their proxies were voted and First Quadrant’s responses.
Oversight of GLASS LEWIS
As First Quadrant retains ultimate responsibility for proxies voted by Glass Lewis, First Quadrant’s Proxy Committee will monitor Glass Lewis’ proxy voting to ensure it is completed in accordance with the proxy voting guidelines adopted by First Quadrant. First Quadrant’s Proxy Committee will also periodically review Glass Lewis’ business practices, procedures, and potential conflicts that may impact its ability to carry out the described responsibilities. This monitoring may be accomplished through discussions with Glass Lewis, document and record reviews, or a combination of these approaches.
Conflicts of Interest
The adoption of the Glass Lewis proxy voting policies provides pre-determined policies for voting proxies and thereby minimizes the potential conflict of interests that could affect the outcome of a vote. The intent of this policy is to minimize the discretion that First Quadrant may have to interpret what is in the best interest of any client or how to vote proxies in cases where First Quadrant has a material conflict of interest or the appearance of a material conflict of interest. However, under very limited circumstances First Quadrant will exercise discretion when it believes that the Glass Lewis’ proxy voting policy does not align with First Quadrant’s clients’ unique interests on the matters being voted on. First Quadrant’s Proxy Voting Committee will maintain the proper records when it decides to exercise the discretion and vote directly.
Providing Voting Information
First Quadrant will provide information to its clients on how their securities were voted for their specific portfolio(s). Clients should be directed to contact First Quadrant at 626-795-8220 or fqclientservice@firstquadrant.com for such information.
Franklin Advisers, Inc.
PROXY VOTING POLICIES & PROCEDURES
An SEC Compliance Rule Policy and Procedures*
RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES
Franklin Advisers, Inc. (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

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The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.
In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Manager indicating such intention and provide written instructions directing the Investment Manager or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.
The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).
HOW INVESTMENT MANAGER VOTES PROXIES
Fiduciary Considerations
All proxies received by the Proxy Group will be voted based upon the Investment Manager's instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service.
These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Manager's ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager’s evaluation will result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a custom voting policy, and other factors.
Circumstances Where the Investment Manager May Generally Rely on the Recommendations of a Proxy Service
For certain separate accounts and funds (or a portion thereof) that follow a smart beta strategy, are passively managed to track a particular securities index, or employ a quantitative strategy, the Investment Manager may review the ISS and Glass Lewis Proxy Voting Guidelines and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis. The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory

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Clients (for example, where an issuer files additional solicitation materials after a Proxy Service has issued its voting recommendations but sufficiently before the vote submission deadline and these materials would reasonably be expected to affect the Investment Manager’s voting determination).
Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Manager takes the position that relationships between certain affiliates acquired as a result of the Legg Mason transaction that do not use the “Franklin Templeton” name (“Legg Mason Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and a Legg Mason Affiliate) do not present a conflict of interest for the Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Manager operates as an independent business unit from the Legg Mason Affiliate business units, and (ii) informational barriers exist between the Investment Manager and the Legg Mason Affiliate business units. Franklin Templeton employees are under an obligation to bring any conflicts of interest, including conflicts of interest which may arise because of an attempt by a Legg Mason Affiliate business unit or officer or employee to influence proxy voting by the Investment Manager to the attention of Franklin Templeton’s Compliance.
Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Manager’s or an affiliate’s (other than a Legg Mason Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
Nonetheless, even though a potential conflict of interest between the Investment Manager or an affiliate (other than a Legg Mason Affiliate as described above) and an issuer may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.
Otherwise, in situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates (other than Legg Mason Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.
Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers (other than Legg Mason Affiliates) in accordance with the instructions of one or more of the Advisory Clients.
The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”
Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2)“Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

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To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton
U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals. If a Franklin Templeton investment company becomes a holder of more than 25% of the shares on a non-affiliated fund, as a result of a decrease in the outstanding shares of the non-affiliated fund, then the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the non-affiliated fund.
In addition, with respect to an open-ended collective investment scheme formed as a Société d'Investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.
Weight Given Management Recommendations
One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.
Engagement with Issuers
The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full- time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

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In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.
GENERAL PROXY VOTING GUIDELINES
The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by- case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise, nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.
THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES
The Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager's organization, including portfolio management, legal counsel, and the Investment Manager's officers. Potential changes to the proxy voting policies are considered on an annual basis, and the Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.
The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:
Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by- case basis of the potential ramifications of such implementation.
In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.
Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.
Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive and

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will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.
Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.
The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.
Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.
Changes to Capital Structure: The Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual- class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.
Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.
Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies,” found at Responsible Investing, describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.
Shareholder Proposals: The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.
In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.

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The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.
Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.
Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.
Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager's proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.
PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (x) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
Even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.
The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.
There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory

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Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.
If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager's proxy policy:
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The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.
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All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group to maintain control over such materials.
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The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward (or otherwise make available) this information to the appropriate research analyst for review and voting instructions.
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In determining how to vote, the Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.
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The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.
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After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening. If the Proxy Group learns that an issuer has filed additional solicitation materials sufficiently prior to the submission deadline, the Proxy Group will disseminate this information to the Investment Manager so that the Investment Manager may consider this information and determine whether it is material to its voting decision.
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The Proxy Group will make every effort to submit the Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.
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With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.
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The Proxy Group prepares reports for each separate account client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.
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If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes.

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Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.
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The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.
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The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each U.S.-registered fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC. The Proxy Group will work with legal staff in other jurisdictions, as needed, to help support required proxy voting disclosure in such markets.
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The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.
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The Proxy Group is subject to periodic review by Internal Audit and compliance groups.
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The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.
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The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.
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The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.
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The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non- compliance.
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At least annually, the Proxy Group will verify that:
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A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
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A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
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Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
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Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.
The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1- 954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. For proprietary Australian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com.au no later than September 30 of each

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year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.
PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS
From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”
In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.
The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required
As of March 2021
* Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).
GOLDMAN SACHS ASSET MANAGEMENT (GSAM)*
GSAM Global Proxy Voting Policy, Procedures and Guidelines
2019 Edition
March 2019

Part I: Policy and Procedures
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Guiding Principles
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The Proxy Voting Process
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Implementation
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Conflicts of Interest
Part II: GSAM Proxy Voting Guidelines Summary
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U.S. Proxy Items
Guidelines
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Non-U.S. Proxy Items
Guidelines
Part I
GOLDMAN SACHS ASSET MANAGEMENT
(“GSAM”*)
POLICY AND PROCEDURES ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS
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Guiding Principles

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Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
GSAM has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). GSAM periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.
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The Proxy Voting Process
Public Equity Investments
To implement these guiding principles for investments in publicly traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Part II.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. GSAM portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
Fundamental Equity and GS Investment Strategies Portfolio Management Teams
The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations (as defined below).
Quantitative Investment Strategies Portfolio Management Teams
The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the GSAM Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.
Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.
Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies
Where GSAM places client assets with managers outside of GSAM, for example within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed below unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.
C. Implementation

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GSAM has retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. GSAM retains the responsibility for proxy voting decisions.
GSAM’s Portfolio Management Teams generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following a process that seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company.
GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular manner for a particular solicitation.  GSAM will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, GSAM’s ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.
From time to time, GSAM’s ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, GSAM, from time to time, may determine that it is not practicable or desirable to vote proxies.
D. Conflicts of Interest
GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the GSAM Guidelines. To mitigate perceived or potential conflicts of interest when a proxy is for shares of The Goldman Sachs Group Inc., GSAM will instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal.
Part II
GSAM Proxy Voting Guidelines Summary
The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more GSAM Portfolio Management Teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.
US proxy items:
Operational Items
Board of Directors
Executive Compensation
Director Nominees and Proxy Access
Shareholder Rights and Defenses
Mergers and Corporate Restructurings
State of Incorporation
Capital Structure
Environmental, Social, Governance (ESG) Issues
Non-U.S. proxy items:
Operational Items
Board of Directors

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Compensation
Board Structure
Capital Structure
Mergers and Corporate Restructurings & Other
Environmental, Social, Governance (ESG) Issues
U.S. Proxy Items
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.
1. Operational Items
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:
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An auditor has a financial interest in or association with the company, and is therefore not independent;
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There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
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Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
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Fees for non-audit services are excessive (generally over 50% or more of the audit fees).
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.
2. Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.
When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.
Classification of Directors
Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.
Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD from individual directors who:
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Attend less than 75% of the board and committee meetings without a disclosed valid excuse ;
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Sit on more than five public operating and/or holding company boards;
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Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.
Vote AGAINST or WITHHOLD from the Chair of the Nominating Committee if:

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1.
The board does not have at least one woman director and
2.
The board has not had a female director in the last three years
Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (per the Classification of Directors above) in the case of operating and/or holding companies when:
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The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and
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The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.
Vote AGAINST or WITHHOLD from members of the appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board ) for the below reasons. Extreme cases may warrant a vote against the entire board.
1. Material failures of governance, stewardship, or fiduciary responsibilities at the company;
2. Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
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At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);
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The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).
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The average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
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The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);
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The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
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There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
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No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.
In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:
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The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
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The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
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The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
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If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Shareholder proposal regarding Independent Chair (Separate Chair/CEO)
Vote on a CASE-BY-CASE basis.

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GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
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Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
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Two-thirds independent board;
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All independent “key” committees (audit, compensation and nominating committees); or
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Established, disclosed governance guidelines.
Shareholder proposal regarding board declassification
GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.
Majority Vote Shareholder Proposals
GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.
Cumulative Vote Shareholder Proposals
GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:
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The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.
3. Executive Compensation
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
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AGAINST Management Say on Pay (MSOP) Proposals; or
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AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
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If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:
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The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
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There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.
Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals
Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.

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Factors Considered Include:
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Pay for Performance Disconnect;
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GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
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Long-term equity-based compensation is 100% time-based;
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Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;
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Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
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Egregious employment contracts;
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Excessive perquisites or excessive severance and/or change in control provisions;
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Repricing or replacing of underwater stock options without prior shareholder approval;
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Excessive pledging or hedging of stock by executives;
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Egregious pension/SERP (supplemental executive retirement plan) payouts;
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Extraordinary relocation benefits;
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Internal pay disparity; and
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Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Other Compensation Proposals and Policies
Employee Stock Purchase Plans — Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:
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Broad-based participation;
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Limits on employee contributions;
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Company matching contributions; and
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Presence of a discount on the stock price on the date of purchase.
Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
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Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
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Rationale for the re-pricing;
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If it is a value-for-value exchange;
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If surrendered stock options are added back to the plan reserve;
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Option vesting;
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Term of the option—the term should remain the same as that of the replaced option;
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Exercise price—should be set at fair market or a premium to market;
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Participants—executive officers and directors should be excluded.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Frequency on Pay)
Vote FOR annual frequency.
Stock retention holding period
Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.
Also consider:
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Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.
Elimination of accelerated vesting in the event of a change in control

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Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.
Performance-based equity awards and pay-for-superior-performance proposals
Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.
Say on Supplemental Executive Retirement Plans (SERP)
Generally vote AGAINST proposals asking for shareholder votes on SERP.
1. Director Nominees and Proxy Access
Voting for Director Nominees (Management or Shareholder)
Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:
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Long-term financial performance of the target company relative to its industry;
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Management’s track record;
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Background of the nomination, in cases where there is a shareholder nomination;
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Qualifications of director nominee(s);
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Strategic plan related to the nomination and quality of critique against management;
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Number of boards on which the director nominee already serves; and
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Likelihood that the board will be productive as a result.
Proxy Access
Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.
GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:
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The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);
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The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%); and
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Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.
GSAM will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
5. Shareholders Rights and Defenses
Shareholder Ability to Act by Written Consent
In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:
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The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
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The company has a history of strong governance practices.
Shareholder Ability to Call Special Meetings

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In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.
In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.
Advance Notice Requirements for Shareholder Proposals/Nominations
In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:
1. a shareholder-approved poison pill in place; or
2. adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
6. Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
1. Valuation;
2. Market reaction;
3. Strategic rationale;
4. Management’s track record of successful integration of historical acquisitions;
5. Presence of conflicts of interest; and
6. Governance profile of the combined company.
7. State of Incorporation
Reincorporation Proposals
GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.
Exclusive venue for shareholder lawsuits
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Generally vote FOR on exclusive venue proposals, taking into account:
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Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;
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Whether the company has the following good governance features:
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Majority independent board;

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Independent key committees;
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An annually elected board;
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A majority vote standard in uncontested director elections;
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The absence of a poison pill, unless the pill was approved by shareholders; and/or
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Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.
8. Capital Structure
Common and Preferred Stock Authorization
Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.
Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.
9. Environmental, Social, Governance (ESG) Issues
Overall Approach
GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.
Shareholder proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
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The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
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If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards or a similar standard;
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Whether adoption of the proposal is likely to enhance or protect shareholder value;
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Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
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The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
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Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
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What other companies in the relevant industry have done in response to the issue addressed in the proposal;
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Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
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Whether the subject of the proposal is best left to the discretion of the board;
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Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
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Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Sustainability, climate change reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

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1. The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
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If the company has formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards or a similar standard within a specified time frame;
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If the company’s current level of disclosure is comparable to that of its industry peers; and
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If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Establishing goals or targets for emissions reduction
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
2. Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
3. Calling for the reduction of Greenhouse Gas (“GHG”) emissions;
4. Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
5. Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
6. Requesting a company report on its energy efficiency policies; and
7. Requesting reports on the feasibility of developing renewable energy resources.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity.  When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
1. There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
2. The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
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There is no significant potential threat or actual harm to shareholders’ interests;
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There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
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There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Gender Identity and Sexual Orientation
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:

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1. The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
2. The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
3. Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
1. The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
2. Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
3. Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
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The degree to which existing relevant policies and practices are disclosed;
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Whether or not existing relevant policies are consistent with internationally recognized standards;
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Whether company facilities and those of its suppliers are monitored and how;
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Company participation in fair labor organizations or other internationally recognized human rights initiatives;
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Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
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Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
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The scope of the request; and
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Deviation from industry sector peer company standards and practices.
4. Non-U.S. Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments.  Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
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There are concerns about the accounts presented or audit procedures used; or
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The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
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There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
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There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
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Name of the proposed auditor has not been published;
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The auditors are being changed without explanation;
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Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or
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The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
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There are serious concerns about the statutory reports presented or the audit procedures used;

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Questions exist concerning any of the statutory auditors being appointed; or
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The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
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The dividend payout ratio has been consistently low without adequate explanation; or
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The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2. Board of Directors
Director Elections
Vote FOR management nominees taking into consideration the following:
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Adequate disclosure has not been provided in a timely manner; or
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There are clear concerns over questionable finances or restatements; or
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There have been questionable transactions or conflicts of interest; or
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There are any records of abuses against minority shareholder interests; or
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The board fails to meet minimum corporate governance standards; or
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There are reservations about:
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Director terms
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Bundling of proposals to elect directors
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Board independence
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Disclosure of named nominees
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Combined Chairman/CEO
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Election of former CEO as Chairman of the board
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Overboarded directors
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Composition of committees
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Director independence
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Number of directors on the board
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Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
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Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

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Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
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The analysis will generally be based on, but not limited to, the following major decision factors:
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Company performance relative to its peers;
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Strategy of the incumbents versus the dissidents;
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Independence of board candidates;
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Experience and skills of board candidates;
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Governance profile of the company;
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Evidence of management entrenchment;
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Responsiveness to shareholders;
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Whether a takeover offer has been rebuffed;
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Whether minority or majority representation is being sought.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Classification of directors
Executive Director
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Employee or executive of the company;
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Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
■
Any director who is attested by the board to be a non-independent NED;
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Any director specifically designated as a representative of a significant shareholder of the company;
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Any director who is also an employee or executive of a significant shareholder of the company;
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Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
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Government representative;
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Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
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Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
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Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
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Relative of a current employee of the company or its affiliates;
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Relative of a former executive of the company or its affiliates;
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A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
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Founder/co-founder/member of founding family but not currently an employee;
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Former executive (5 year cooling off period);
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Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
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Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
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No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative

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Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
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A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
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Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
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Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
3. Compensation
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
4. Board Structure
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Chairman CEO combined role (for applicable markets)
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
Two-thirds independent board, or majority in countries where employee representation is common practice;
A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
Fully independent key committees; and/or
Established, publicly disclosed, governance guidelines and director biographies/profiles.

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5. Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
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The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
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The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

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Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
GSAM will generally recommend FOR share repurchase programs taking into account whether:
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The share repurchase program can be used as a takeover defense;
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There is clear evidence of historical abuse;
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There is no safeguard in the share repurchase program against selective buybacks;
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Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
6.
Mergers and Corporate Restructurings and Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
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Valuation;
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Market reaction;
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Strategic rationale;
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Management’s track record of successful integration of historical acquisitions;
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Presence of conflicts of interest; and
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Governance profile of the combined company.
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
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The parties on either side of the transaction;
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The nature of the asset to be transferred/service to be provided;
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The pricing of the transaction (and any associated professional valuation);
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The views of independent directors (where provided);
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The views of an independent financial adviser (where appointed);

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Whether any entities party to the transaction (including advisers) is conflicted; and
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The stated rationale for the transaction, including discussions of timing.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.
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Environmental, Social, Governance (ESG) Issues
Please refer to page 12 for our current approach to these important topics.
HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC (H&W)
Proxy Voting Policies and Procedures
PURPOSE
The purpose of these Proxy Voting Policies and Procedures is to memorialize the procedures and policies adopted by Hotchkis and Wiley Capital Management (“H&W”) to enable the firm to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”). It is H&W’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters).
POLICY
H&W acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). Unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies, H&W will vote client proxies and act on all other corporate actions. A number of clients have notified H&W that they will vote the proxies for their accounts. H&W does not take any action with respect to proxy voting for these clients.
H&W’s Proxy Oversight Committee (“POC”) (consisting of the Chief Operating Officer, Chief Compliance Officer, and Managing Director of Portfolio Services) oversees H&W’s proxy voting policies and procedures by providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws.
Under the proxy voting guidelines, H&W generally votes on routine business matters in favor of management’s positions. To vote client proxies, H&W utilizes Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services.
In certain situations as permitted under the investment management agreement, H&W may consider written direction from a client on how to vote on a specific proxy proposal that would be applicable only to shares specifically owned by the respective client. In this situation, the shares voted under client direction may not be consistent with proxies voted by H&W for other clients or with the established guidelines contained in these Proxy Voting Policies and Procedures.
When voting proxies for clients, H&W’s primary concern is that all decisions be made solely in the best interest of the shareholder (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). H&W will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the assets of the account, including the consideration of environmental, social, and governance (“ESG”) items when economically material.
GUIDELINES
Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting on proposals often contained in proxy statements, but will not be used as rigid rules. The voting policies below are subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated below, H&W will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.
Management Proposals

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H&W recognizes that a company’s management is charged with day-to-day operations and long-term direction of the company and, therefore, generally votes on routine business matters in favor of management’s positions. Generally, in the absence of any unusual or non-routine information, the following items if recommended by management are likely to be supported:
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Ratification of appointment of independent auditors
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General updating/corrective amendments to charter
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Increase in common share authorization for a stock split or share dividend
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Stock option plans that are incentive based and not excessive
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Election of directors
The following items will always require company specific and case-by-case review and analysis when submitted by management to a shareholder vote:
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Directors' liability and indemnity proposals
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Executive compensation plans
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Mergers, acquisitions, and other restructurings submitted to a shareholder vote
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Anti-takeover and related provisions
Shareholder Proposals
Under ERISA standards, it is inappropriate to use (vote) plan assets to carry out social agendas or purposes. Certain ESG proposals, however, could be economically meaningful to shareholders and we will vote in their best interest accordingly. Thus, shareholder proposals are examined closely for their relationship to the best interest of beneficiaries, and economic impact. In general, H&W will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals. However, H&W will support shareholder proposals that are consistent with H&W’s proxy voting guidelines for board-approved proposals. For example, H&W will generally support a proposal requiring a majority vote for the election of directors.
Generally, shareholder proposals related to the following items are not supported:
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Declassification of the board
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Cumulative voting
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Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact.
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Reports which are costly to provide or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders.
Conflict of Interest
Conflicts between H&W’s interests and its client’s interests may arise in the proxy decision process due to significant business or personal relationships between H&W or its managers, members, employees or affiliates and the company or its management. If a potential conflict of interest arises, it will typically involve a proxy for a company that is also H&W’s client. In the event that any proxies raise a conflict of interest, a member of the POC will review H&W’s proposed votes to ensure that they are consistent with established guidelines and not prompted by any conflict of interest.
H&W employees may own the same securities held by client accounts. The employees vote their securities independently from H&W’s proxy voting policy.
PROCEDURES
H&W’s Portfolio Services Department monitors ISS to review upcoming shareholder meetings and other corporate actions. H&W’s Portfolio Services Department is responsible for ensuring that proxies and corporate actions received by H&W are voted in a timely manner, voted in a manner consistent with the proxy voting policies and voted consistently across all portfolios. As a general matter, the Portfolio Services Department will vote client shares based on the guidelines set forth above, unless directed otherwise by the analyst.
The proxy will be routed to the analyst responsible for that holding. The analyst will review the proxy statement and, as deemed necessary, any reports from ISS or such other third-party proxy research firm engaged by H&W with respect to the company. An H&W analyst may vote against management if he/she determines that it is for the best interest of our clients, and will document reasons for such “against management votes”. In the event an analyst is proposing to vote against management’s recommendations or against its established guidelines, the proposed vote will be reviewed by a member of POC to determine that H&W’s vote is not prompted by any conflict of interests. All determinations by POC will be documented.
LIMITATIONS

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If H&W is authorized to exercise proxy voting rights for a client account, H&W will vote the proxies for securities beneficially held by the custodian for the client portfolio as of the record date of the shareholder meetings (settlement date). Securities not held by the custodian as of the record date (e.g., due to an unsettled purchase or securities lending (see additional information below)) will not be voted by H&W. In addition, H&W will not vote proxies if it does not receive adequate information from a client’s custodian in sufficient time to cast the vote.
H&W may determine not to vote proxies in respect of securities of any company (i) if H&W determines that it would be in the client’s overall best interest not to vote under the circumstances, such as when (a) the cost of voting exceeds the expected benefit to the client, (b) voting the client’s proxies will not have an effect on the outcome of the matter up for vote or (c) the matter up for vote will not impact the client’s economic interests, or (ii) if the security is no longer held in the clients’ portfolios by the proxy meeting date. For example, to the extent that H&W receives proxies for securities that are transferred into a client’s portfolio that were not recommended or selected by H&W and have been sold or are expected to be sold promptly in an orderly manner (“legacy securities”), H&W will generally refrain from voting such proxies. In such circumstances, since legacy securities have been sold or are expected to be sold promptly, H&W may determine that voting proxies on such securities would not further a client’s interest in maximizing the value of its investments. H&W may consider an institutional client’s special request to vote a legacy security proxy and, if agreed, would vote such proxy in accordance with H&W’s guidelines.
Proxies received after the termination date of a client account generally will not be voted. An exception will be made if the record date is for a period in which an account was under management or if a separately managed account custodian failed to remove the account’s holdings from its aggregated voting list.
Non-U.S. proxies (and particularly those in emerging markets) may involve a number of problems that restrict or prevent H&W’s ability to vote. As a result, a client account’s non-U.S. proxies will be voted on a best efforts basis only.
Fixed-income securities normally do not provide voting rights; however, special circumstances may occur that permit voting or responding to another type of corporate action.
Certain clients retain the responsibility for receiving and voting proxies for any and all securities maintained in client portfolios and receive their proxies or other solicitations directly from their custodian. H&W will not vote the proxies for these securities in this case, but may provide advice to clients regarding the clients’ voting of proxies.
Securities Lending
In order to generate incremental revenue, some clients may participate in a securities lending program. As noted above, if a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager (PM), may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.
PM and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the PM(s) will contact the securities lending agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.
RECORD KEEPING
H&W or ISS, on H&W’s behalf, maintains records of proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by H&W that were material to making a voting decision. Such records are maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of H&W or ISS. In the event that ISS maintains such records, ISS will provide such records to H&W promptly upon H&W’s request.
H&W will describe in its Part 2A of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advise clients how they may obtain information about how H&W voted their securities. Clients may obtain information about how their securities were voted or a copy of H&W’s Proxy Voting Policies and Procedures free of charge by written request addressed to H&W. For its mutual fund clients, H&W will provide information about how H&W voted each mutual fund’s securities within the appropriate time frame for the public filing of Form N-PX within 60 days of June 30th. Form N-PX for each mutual fund will be available without charge, upon request, by calling toll-free (866) 493-8637 and on the SEC’s website at www.sec.gov.

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Amended: September 21, 2012
Amended: August 16, 2016
Amended: October 1, 2018
JENNISON ASSOCIATES LLC
PROXY VOTING POLICY AND PROCEDURES
I.
Policy
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.
In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. Secondary consideration may be given to the public and social value of each issue, but absent specific client instructions, long term economic interests will be the primary basis for voting.
Jennison will disclose information about its proxy voting policies and procedures to clients, and will provide a copy of these Proxy Voting Policies and Procedures upon request. The Company will also inform clients how they may obtain information about the votes cast on their behalf.
II.
Procedures
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except when Jennison accepts custom guidelines.
The Guidelines are reviewed as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following confirmation of any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting. The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client-Specific Voting Mandates
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies.
The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
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Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines, unless instructed otherwise by the Investment Professionals.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
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Jennison managing the pension plan of the issuer.
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Jennison or its affiliates have a material business relationship with the issuer.
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Jennison investment professionals who are related to a person who is senior management or a director at a public company.
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Jennison has a material investment in a security that the investment professional who is responsible for voting that security’s proxy also holds the same security personally.
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.
If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings
Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be forwarded to the Proxy Team, which is responsible for responding, and for documenting the correspondence.
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Upon request, the Proxy Team will provide to each investment company board of directors or trustees for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.
III.
Internal Controls
Supervisory Notification
The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides ensuring that they were made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
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Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
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Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.
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Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
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Review all Guideline overrides.
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Review quarterly voting metrics and analysis published by the Proxy Team.
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Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services. The Committee will consider the following factors while conducting their review:
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Accuracy and completeness of research reports, engagement with issuers, potential conflicts of interest and overall administration of Jennison’s proxy voting recommendations.
IV.
Escalating Concerns
Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V.
Discipline and Sanctions
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.
J.P. MORGAN INVESTMENT MANAGEMENT, INC. (JPMorgan)
Proxy Voting Guidelines. The Board of Trustees has delegated to JPMorgan and its affiliated advisers, proxy voting authority with respect to the fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund’s Board of Trustees has adopted JPMorgan’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.
JPMorgan and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMorgan and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan and its affiliated adviser have encountered globally, based on many years of collective investment management experience.

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To oversee and monitor the proxy-voting process, J.P. Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, to perform certain services otherwise carried out or coordinated by the proxy administrator.
Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMorgan and its affiliates on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote.  When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines, provided, however, that JPMAM investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of a proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMAM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
When other types of potential material conflicts of interest are identified, the proxy administrator and, as necessary, a legal representative from the Proxy Committee will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMorgan will vote the proxy. In addressing any material conflict, JPMorgan may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMorgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from a third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.
_ Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for J.P. Morgan to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to J.P. Morgan in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.
_ Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. JPMorgan also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.
_ Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMorgan pays particular attention to management’s arguments for promoting the prospective change JPMorgan’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.
_ JPMorgan is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMorgan will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.
_ JPMorgan will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.
_ JPMorgan will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

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_ JPMorgan will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMorgan will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMorgan will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.
_ JPMorgan will vote in favor of proposals which will enhance a company’s long-term prospects. JPMorgan will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.
_ JPMorgan will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.
_ Where social or environmental issues are the subject of a proxy vote, JPMorgan will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.
The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:
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JPMorgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who:
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(a) attend less than 75% of board and committee meetings without a valid excuse;
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(b) implement or renew a dead-hand poison pill;
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(c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees;
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(d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame;
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(e) are insiders and affiliated outsiders on boards that are not at least majority independent; or
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(f) are CEOs of publicly-traded companies who serve on more than three public boards or serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls.
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(g) are CEOs of publicly-traded companies who serve on more than three public boards or serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls.
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(h) demonstrated history of poor performance or inadequate risk oversight;
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(i) when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights;
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(j) chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation;
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(k) for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure and practices.
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JPMorgan considers vote proposals with respect to compensation plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies. Other matters included in the analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
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JPMorgan votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).
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JPMorgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.
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JPMorgan votes against proposals for a super-majority vote to approve a merger.
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JPMorgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.
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JPMorgan also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.
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JPMorgan generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, JPMorgan votes on a case by case basis.

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JPMorgan will consider environmental and social issues on a case-by-case basis, keeping in mind the best long-term interests of clients. Generally JPMorgan support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration. JPMorgan will Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
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JPMorgan reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.
LAZARD ASSET MANAGEMENT, LLC
Global Proxy Voting Policy
Introduction
Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard” or the “firm”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients over the long-term. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”).
Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and (iii) the votes that it casts are intended in good faith to accomplish those objectives.
This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guidelines. In conflict situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of one of the proxy voting services Lazard retains to provide independent analysis. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.
Responsibility to Vote Proxies
Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares
General Administration
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Overview and Governance
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Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal & Compliance Department and by a Proxy Committee comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal & Compliance Department will participate in all Proxy Committee meetings.
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A quorum for the conduct of any meeting will be met if a majority of the Proxy Committee’s members are in attendance by phone or in person. Decisions of the Proxy Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal & Compliance Department. The Proxy Committee may, upon consultation with Lazard’s Chief Compliance Officer and General Counsel, or his designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer and General Counsel, or his designee, is responsible for updating this Policy, interpreting this Policy, and may act on behalf of the Proxy Committee in circumstances where a meeting of the members is not feasible.
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Role of Third Parties
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Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding

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various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/Analysts and Research Analysts (collectively, “Portfolio Management”) are responsible for providing the vote recommendation for a given proposal except when the Conflicts of Interest policy applies (see Section F).
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ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services. Members of the Proxy Committee, along with members of the Legal & Compliance Team, conducts periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.
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The Proxy Committee believes that the Policy is consistent with the firm’s Corporate Governance Principals and ESG and Climate Change Policies at https://www.lazardassetmanagement.com/about/esg.
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Voting Process
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The Proxy Committee has approved proxy voting guidelines applicable to specific types of common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.
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For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal & Compliance Department advising the Proxy Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients In such cases, the Proxy Committee and the Legal & Compliance Department will review the proposal and make a determination.
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Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer and General Counsel (or his designee), and may seek the final approval of the Proxy Committee regarding a recommendation by Portfolio Management.
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As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.
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Specific Proxy Items
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Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation/ issues, election of directors, mergers and other significant transactions and social or political issues. Lazard’s Approved Guidelines for certain common agenda items are outlined below. The Proxy Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.
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Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or taking other action where unique circumstances require special voting efforts or considerations. These considerations are discussed in more detail in Section G, below.
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Routine Items
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Lazard generally votes routine items as recommended by the issuer’s management and board of directors, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to long-term shareholder value. Routine items generally include:
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issues relating to the timing or conduct of annual meetings;
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provisionary financial budgets and strategy for the current year;
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proposals that allow votes submitted for the first call of the shareholder meeting to be considered in the event of a second call;
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proposals to receive or approve of variety of routine reports (Lazard will generally vote FOR the approval of financial statements and director and auditor reports unless there are concerns about the accounts presented or audit procedures used or the company is not responsive to shareholder questions about specific items that should be publicly disclosed); and
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changes to a company’s name.
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Amendments to Board Policy/Charter/Regulation:

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Proposals to amend a company's Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what is being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and Lazard’s general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes Lazard opposes.
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Lazard has Approved Guidelines generally to vote FOR bylaw amendments that are driven by regulatory changes and are technical in nature or meant to update company-specific information such as address and/or business scope.
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Lazard has Approved Guidelines generally to vote AGAINST bylaw amendments if
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there is no disclosure on the proposed amendments or full text of the amended bylaw; or
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the amendments include increase in the decision authority of what is considered “excessive” and the company fails to provide a compelling justification.
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Corporate Governance and Shareholder Rights
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Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.
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Board of Directors and its Committees
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Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.
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Lazard has Approved Guidelines generally to vote FOR the following:
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the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors1;
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a requirement that a substantial majority (e.g., 2/3) of a company’s directors be independent;
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a proposal that a majority of the entirety of the board’s committees be comprised of independent directors;
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proposals seeking to de-classify a board;
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the implementation of director stock retention/holding periods;
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proposals relating to the establishment of directors’ mandatory retirement age and age restrictions for directors especially where such proposals seek to facilitate the improvement of the diversity of the board; and
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changes to the articles of association and other relevant documents which are in the long-term interests of shareholders;
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the appointment or (re)election of internal statutory auditors/fiscal council members unless (a) the name of the management nominees are not disclosed in a timely manner prior to the meeting, (b) there are serious concerns about statutory reports presented or the audit procedures used, (c) questions exist concerning any of the auditors, (d) the auditors have previously served the company in an executive capacity (or are otherwise considered affiliated) or (e) minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections.
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Lazard has Approved Guidelines generally to vote on a CASE by CASE Basis for the following:
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proposals to require an independent board chair or the separation of chairman and CEO; and
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establishment of shareholder advisory committees
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Lazard has Approved Guidelines generally to vote AGAINST the following:
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proposals seeking to classify a board
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the election of directors where the board does not have independent “key committees” or sufficient board independence;
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non-independent directors who serve on key committees that are not sufficiently independent;
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proposals relating to cumulative voting;
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proposals where the names of the candidates (in the case of an election) or the principles for the establishment of a committee (where a new committee is being created) have not been disclosed in a timely manner;
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release of restrictions on competitive activities of directors2 if (a) there is a lack of disclosure on the key information including identities of directors in question, current position in the company and outside boards they are serving on or (b) the non-nomination system is employed by the company for the director election; and
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the discharge of directors, including members of the management board and/or supervisory board and auditors, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties3
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Anti-takeover Measures
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Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.
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Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:
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proposals to adopt supermajority vote requirements or increase vote requirements;
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proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them; and
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“blank check” preferred stock.
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Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).
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Lazard has adopted an Approved Guideline to vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.
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Conduct of Shareholder Meetings
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Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote AGAINST:
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proposals to adjourn US meetings;

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proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;
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efforts to eliminate or restrict right of shareholders to act by written consent; and
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proposals to adopt supermajority vote requirements, or increase vote requirements.
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Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.
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Changes to Capital Structure
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Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including investing in financial products and raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management but will monitor these proposals closely to ensure that they are aligned with the long-term interests of shareholders.
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Lazard has adopted Approved Guidelines to vote FOR:
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management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
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stock splits and reverse stock splits;
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investments in financial products unless the company fails to provide meaningful shareholder vote or there are significant concerns with the company’s previous similar investments;4
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requests to reissue any repurchased shares unless there is clear evidence of abuse of authority in the past;
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management proposals to adopt or amend dividend reinvestment plans; and
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dividend distribution policies unless (a) the dividend payout ratio has been consistently below 30% without adequate explanation or (b) the payout is excessive given the company’s financial position.
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Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:
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matters affecting shareholder rights, such as amending votes-per-share;
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management proposals to issue a new class of common or preferred shares (unless covered by an Approved Guideline relating to the disapplication of pre-emption rights);
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the use of proceeds and the company’s past share issuances5;
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proposals seeking to approve or amend stock ownership limitations or transfer restrictions; and
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loan and financing proposals. In assessing requests for loan financing provided by a related party the following factors will be considered: (a) use of proceeds, size or specific amount of loan requested, interest rate and relation of the party providing the loan.
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Lazard has adopted Approved Guidelines to vote AGAINST:
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changes in capital structure designed to be used in poison pill plans or which seeks to disregard pre-emption rights in a way that does not follow guidance set by the UK Pre-Emption Group’s Statement of Principles;
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the provision of loans to clients, controlling shareholders and actual controlling persons of the company; and
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the provision of loans to an entity in which the company’s ownership stake is less than 75% and the financing provision is not proportionate to the company’s equity stake.
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Executive Compensation Issues
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Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of long-term shareholders. Lazard generally favors programs intended to reward management and employees for positive and sustained, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate for the company after an analysis of the totality of the circumstances (including the company’s time in history and evolution).
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Lazard has Approved Guidelines generally to vote FOR
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employee stock purchase plans, deferred compensation plans, stock option plans and stock appreciation rights plans that are in the long-term interests of shareholders;
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proposals to submit severance agreements to shareholders for approval;
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annual advisory votes on compensation outcomes where the outcomes are considered to be aligned with the interest of shareholders; and
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annual compensation policy votes where the policy structures are considered to be aligned with the interest of shareholders.
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Lazard has Approved Guidelines generally to vote on a CASE by CASE basis regarding:
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restricted stock plans that do not define performance criteria; and
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proposals to approve executive loans to exercise options.
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Lazard has Approved Guidelines generally to vote AGAINST:
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proposals to re-price underwater options;
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annual advisory votes on remuneration outcomes where the outcomes are considered not to be in the interests of shareholders; and
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annual remuneration policy vote where the policy structures are considered not to be in the interests of shareholders.
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Mergers and Other Significant Transactions
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Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions

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is unique. Therefore, Lazard’s Approved Guideline is to vote in accordance with the recommendation of one of the proxy voting services Lazard retains to provide independent analysis, although exception can be made following a successful written appeal to the Proxy Voting committee.
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Environmental, Social, and Corporate Governance
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Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities; adoption of certain conservation efforts; adoption of proposals to improve the diversity of the board, the senior management team and the workforce in general; adoption of proposals to improve human capital management or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.
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As set out in Lazard’s separate ESG Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.
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Lazard’s Approved Guidelines are structured to evaluate many environmental, social and corporate governance proposals on a case-by-case basis.
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However, as a guide, Lazard will generally vote FOR proposals:
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asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report);
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seeking the approval of anti-discrimination policies;
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which are considered socially responsible agenda items;
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which improve an investee company’s ESG risk management and related disclosures; and
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deemed to be in the long-term interests of shareholders.
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Shareholder Proposals
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Lazard believes in the ability of shareholders to leverage their rights related to the use of shareholder proposals to address deficits in best practices and related disclosures by companies. Many ESG issues are improved through such use of shareholder proposals. For example, some companies are collaborating with shareholders on such proposals by voicing their support and recommending that shareholders vote in-line with such proposals.
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Lazard has Approved Guidelines generally to vote FOR shareholder proposals which:
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seek improved disclosure of an investee company’s ESG practices over an appropriate timeframe;
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seek improved transparency over how the investee company is supporting the transition to a low carbon economy;
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seek to improve the diversity of the board;
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seek improved disclosures on the diversity of the board and the wider workforce;
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seek to establish minimum stock-ownership requirements for directors over an appropriate time frame;
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seek to eliminate or restrict severance agreements, or
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are deemed to be in the long-term interests of shareholders including Lazard’s clients.
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Lazard has Approved Guidelines generally to vote AGAINST shareholder proposals which:
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seek to infringe excessively on management’s decision-making flexibility;
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seek to establish additional board committees (absent demonstrable need);
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seek to establish term limits for directors if this is unnecessary;
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seek to change the size of a board (unless this facilitates improved board diversity);
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seek to require two candidates for each board seat; or
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are considered not to be in the long-terms interests of shareholders.
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Voting Securities in Different Countries
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Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being routinely required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.
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There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).
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Conflicts of Interest
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Overview
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This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:
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Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

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Lazard serves as an investment adviser for a company the management of which supports a particular proposal;
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Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or
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A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.
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General Policy
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All proxies must be voted in the best long-term interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. The Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal & Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.
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Monitoring for Conflicts and Voting When a Material Conflict Exists
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The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer and General Counsel.
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Where Approved Guideline Is For or Against
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Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, the Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline. In situations where the Approved Guideline is to vote Case by Case, Lazard will vote in accordance with the recommendations of one of the proxy voting services Lazard retains to provide independent analysis. Lazard also reserves its right to Abstain.
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In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.
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Where Approved Guideline Is Case-by-Case
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In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe. Lazard also reserves the right to Abstain.
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Other Matters
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Issues Relating to Management of Specific Lazard Strategies
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Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.
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Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for or may simply be prevented from voting proxies in connection with a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.
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Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the Portfolio Management teams to determine what action would be in the best interests of its clients. The Chief Compliance Officer and General Counsel, in consultation with members of the Proxy Committee will determine whether it is appropriate to approve a request to split votes among one or more Portfolio Management teams.
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Stock Lending
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As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances,

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Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.
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Reporting
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Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.
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Recordkeeping
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Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.
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Review of Policy and Approved Guidelines
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The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The Proxy Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel and Chief Compliance Officer.
Revised As Of March 31, 2020
LMCG INVESTMENTS, LLC
The proxy voting guidelines of LMCG Investments, LLC (the Firm) contained herein are a sampling of select, key guidelines and are not all inclusive. The Firm will review its proxy voting policies and guidelines from time to time and may adopt changes. Proxy questions are considered within the individual circumstances of the issuer and therefore it is possible that individual circumstances might mean that a given proxy ballot could be voted differently than what is generally done in other cases.
1.
Board of Directors :
Voting on Director Nominees in Uncontested Elections
Generally vote For director nominees except under the following circumstances, which may result in a vote Against or Withhold:
Independent directors make up less than a majority of directors
Company lacks an audit, compensation or nominating committee
Nominee attended less than 75% of board and committee meetings
Nominee sits on more than 5 public company boards
Actions of Nominee or committees on which Nominee serves are inconsistent with principles of good governance such as failing to act on a shareholder proposal receiving majority vote or not acting on takeover offers where majority of shares are tendered
Voting for Director Nominees in Contested Elections
Vote Case-By-Case on the election of directors in contested elections, considering the following:
Management’s track record;
Background to the contested election;
Qualifications of Director nominee(s);
Strategic plan of dissident slate and quality of critique against management;
Likelihood that the proposed goals and objectives can be achieved; and

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Stock ownership positions
Classified Boards
Generally vote For proposals to declassify boards and vote Against or Withhold for directors who adopt classified board structures.
Proxy Access
Generally vote For management or shareholder approval for proxy access incorporating the following guidelines:
Nominating group should hold no less than 3% of company’s outstanding shares for a minimum of 3 years
Proposed nominees represent no more than 25% of the board
Independent Chair (Separate CEO/Chair)
Generally vote For shareholder proposals requiring that the chairman position be filled by an independent director unless there are substantial reasons to recommend against the proposal, such as counterbalancing governance structure.
Majority Vote Shareholder Proposals
Generally vote For binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast.
2.
Audit-related Items :
Audit Committee related items
Generally vote For members of the Audit Committee unless:
Non-audit fees paid to auditor are excessive
Company receives an adverse opinion on financial statements
Evidence of inappropriate indemnification language that limits ability of the company or shareholders to pursue legal recourse against audit firm
Vote Case-By-Case on members of the Audit Committee and potentially the full board if:
Poor accounting practices result in fraud, misapplication of GAAP, and/or other material weaknesses
Auditor Ratification
Generally vote For proposals to ratify auditors unless:
Auditor lacks independence;
There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
Poor accounting practices are identified such as fraud, misapplication of GAAP and material weaknesses are identified; or
Fees for non-audit services exceed audit and audit-related fees
Vote Case-By-Case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
3.
Shareholder Rights and Defenses :
Advanced Notice Requirements for Shareholder Proposals/Nominations
Vote Case-By-Caseon advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date within the broadest window possible.

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Poison Pills
Generally vote For shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has (1) a shareholder approved poison pill in place or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a poison pill if shareholders have approved the adoption of the plan or the board determines that it is in the best interest of shareholders to adopt a pill without delay.
Vote Case-By-Case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
Supermajority Vote Requirements
Generally vote For proposals to reduce supermajority vote requirements and conversely vote against proposals to impose a supermajority vote.
Shareholder Ability to Call Special Meetings
Generally vote for proposals that provide shareholders with the ability to call special meetings and against proposals to restrict this ability.
4.
Capital and Corporate Structure :
Common Stock Authorization
Vote Case-By-Case on proposals to increase the number of shares of common stock authorized for issuance.
Dual Class Structure
Generally vote Against proposals to create a new class of common stock with superior voting rights
Share Repurchase Programs
Vote For management proposals to institute open market repurchase plans in which all shareholders may participate on equal terms.
Mergers and Acquisitions
Vote Case-By-Case for mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction balancing various and sometimes countervailing factors including:
Valuation;
Market reaction;
Strategic rationale;
Negotiations and process;
Conflicts of interest; and
Governance
5.
Compensation :
Compensation Committee related items
In the absence of an Advisory vote on executive compensation, vote Against or Withhold on members of the Compensation Committee or potentially the full board if:
There is significant misalignment between CEO pay and company performance
Company maintains problematic pay practices related to non-performance based compensation elements, incentives that motivate excessive risk taking and options backdating
Board exhibits significant level of poor communication and responsiveness to shareholders

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Company fails to submit one-time transfer of stock options to shareholder vote
Company fails to fulfill terms of burn rate commitment made to shareholders
Vote Case-By-Case on members of the Compensation Committee and the MSOP proposal if the Company’s previous say-on-pay proposal received support of less than 70% of votes cast, taking into account:
Discloser of engagement efforts with major institutional shareholders regarding issues that led to low level of support
Specific actions to address issues that contributed to low level of support
Other recent compensation practices
Whether the issues raised are recurring or isolated
Company’s ownership structure
Whether support level was less than 50%,
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote Case-By-Case on ballot items related to executive pay and practices
Vote Against Advisory Votes on Executive Compensation (MSOP) if:
There is significant misalignment between CEO pay and company performance
Company maintains problematic pay practices
Board exhibits significant level of poor communication and responsiveness to shareholders
Vote Against or Withhold from members of the Compensation Committee if:
There is no MSOP on the ballot
Board fails to adequately respond to a previous MSOP proposal that received less than 70% support
The company has poor compensation practices
Vote For annual advisory votes on compensation.
Executive Severance Plans/Golden Parachutes
Vote For proposals requiring golden parachutes be submitted for shareholder ratification.
Vote Case-By-Case on proposals to ratify golden parachutes. Generally, the severance plan should pay out no more than three times base compensation, have a trigger mechanism beyond management control, and change in control payouts should require both a change in control and termination.
Employee Stock Purchase Plans
Vote For employee stock purchase plans where the stock purchase price is at least 85% of fair market value, the offering period is 27 months or less, and the number of shares allocated to the plan is 10 percent or less of the company’s outstanding shares.
Option Exchange Programs/Re-pricing Options
Vote Case-By-Case on management proposals seeking approval to exchange/re-price options. Vote For shareholder proposals to put options repricing to a shareholder vote.
6.
Corporate Social Responsibility (CSR) Issues :

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General approach on CSR issues is to vote Case-By-Case taking into account factors such as impact on shareholder value, significance of company’s business affected by the proposal, impact on company reputation, response by other companies to similar issue and degree to which proprietary or confidential information would be disclosed.
Some issues that fall under this topic include proposals on:
Company’s political spending, lobbying efforts and charitable contributions
Animal welfare practices
Energy and environmental issues
Equal employment opportunity and discrimination
Diversity
Product safety and hazardous materials
7.
Voting in markets outside of the United States
LMCG buys securities, on behalf of its clients’, issued by companies incorporated in foreign countries. We will evaluate, where applicable, issues presented to shareholders of foreign companies within the context of these guidelines. LMCG may look to industry-guidance to vote on items that are on a ballot solely due to the requirements of a particular foreign market.
Proxy voting in some foreign countries requires “share blocking”, which prevents selling of the shares for a period of time around the date of the annual meeting. LMCG believes that the risks associated with loss of liquidity outweigh the benefits of voting a proxy ballot. Therefore, in general, LMCG will not vote proxy ballots in countries that require share blocking.
8.
Conflicts of Interest :
Conflicts of interest could exist when the Firm holds a security issued by a client in client portfolios, and the Firm is required to vote that security. When there is a potential conflict with a client, the Firm will look to these guidelines and the ISS recommendation for voting guidance.
LOOMIS, SAYLES & COMPANY, L.P. (Loomis Sayles)
Proxy Voting Policies and Procedures
1. GENERAL
A. Introduction.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.
B. General Guidelines.

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The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.
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Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.
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For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any non-pecuniary objective, or promote non-pecuniary benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.
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2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.
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3. Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests
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4. Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:
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The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.
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The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.
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Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.
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The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities1.
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The client so directs Loomis Sayles.
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The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote

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proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, when the Proxy Voting Service has not received a ballot for a client's account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control.
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5. Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.
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6. Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.
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7. Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.
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C. Proxy Committee.
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1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of the Director of ESG, representatives of the Equity Research Department and the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).
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2. Duties. The Proxy Committee’s specific responsibilities include the following:
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a. developing, authorizing, implementing and updating the Proxy Voting Procedures, including:
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(i)
annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,
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(ii)
annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and
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(iii)
annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;
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b. overseeing the proxy voting process, including:
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(i)
overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
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(ii)
directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,
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(iii)
consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
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(iv)
periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;
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c. engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:
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(i)
determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:
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(a) the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,
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(b) whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,
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(c) the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and
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(d) the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.
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(ii)
providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,
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(iii)
receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and

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(iv) in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and
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d. further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.
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3. Standards.
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a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.
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b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.
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c.
If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.
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D. Conflicts of Interest.
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Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.
E. Recordkeeping.
Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.
Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.
2. PROXY VOTING
A.
Introduction
Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
Board of Directors
Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.
Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.
Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.
Director and Officer Indemnification and Liability Protection:

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A. Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.
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B. Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director's or officer’s legal expenses only would be covered.
Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management's track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.
Director Nominees in Uncontested Elections:
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A. Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.
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B. Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer's “say on pay” advisory vote.
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C. Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.
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D. Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.
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E. When electing directors for foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.
Independent Audit, Compensation and Nominating and/or Governance Committees: Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.
Independent Board Chairman:
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A. Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent” (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
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B. Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.
Multiple Directorships: Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards and any other director nominee who serves on more than five total public company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.
Staggered Director Elections: Vote against proposals to classify or stagger the board.
Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.
C.
Ratification of Auditor
Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.

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A. Generally vote for proposals to ratify auditors.
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B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
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C. In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the Audit Committee unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.
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D. Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.
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E. Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.
D. Remuneration and Benefits
Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.
401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.
Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.
Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.
Director Related Compensation: Vote for proposals that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer. All other proposals relating to director compensation will be reviewed on a case-by-case basis.
Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.
Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.
Golden and Tin Parachutes:
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A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
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B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.
OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
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A. Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
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B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
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C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
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D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.
Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):
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A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
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B. Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.
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C. Vote against proposals to link all executive or director variable compensation to performance goals.
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D. Vote for an annual review of executive compensation.
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E. Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

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F. For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.
Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.
Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
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A. Vote against stock option plans which expressly permit repricing of underwater options.
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B. Vote against proposals to make all stock options performance based.
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C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
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D. Vote for proposals that request expensing of stock options.
E. Capital Structure Management Issues
Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.
Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Blank Check Preferred Authorization:
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A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
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B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
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C. Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.
Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.
Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.
Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.
Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.
F. Mergers, Asset Sales and Other Special Transactions
Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.

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Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.
Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.
Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.
Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:
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A. Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
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B. Change in Control - Will the transaction result in a change in control of the company?
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C. Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.
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D. Potential Conflicts of Interest – For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.
Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.
Fair Price Provisions:
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A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
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B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
Greenmail:
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A. Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
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B. Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.
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C. Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.
Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management's efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.
Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors, including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
Poison Pills:
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A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
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B. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
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C. Review on a case-by-case basis management proposals to ratify a poison pill.
Reincorporation Provisions: Proposals to change a company's domicile will be evaluated on a case-by-case basis.
Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.
Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.
G. Shareholder Rights

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Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.
Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.
Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.
Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.
Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.
Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s governance committee in the event of a proposal mandating an exclusive forum without shareholder approval.
Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.
Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.
Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.
Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.
Shareholder Ability to Alter the Size of the Board:
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A. Vote for proposals that seek to fix the size of the board.
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B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
Shareholder Ability to Remove Directors:
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A. Vote against proposals that provide that directors may be removed only for cause.
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B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
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C. Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.
Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.
Shareholder Rights Regarding Special Meetings:
A. Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.
B. Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

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Supermajority Shareholder Vote Requirements: Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Unequal Voting Rights:
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A. Vote against dual class exchange offers and dual class recapitalizations.
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B. Vote on a case-by-case basis on proposals to eliminate an existing dual class voting structure.
Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
H. Environmental and Social Matters
Loomis Sayles has a fiduciary duty to act in the best interests of its clients.
Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.
Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.
Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.
I. General Corporate Governance
Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.
Changing Corporate Name: Vote for management proposals to change the corporate name.
Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.
Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.
Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.
Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.
Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.
Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.

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State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.
Transaction of Other Business: Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.
Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.
J. Investment Company Matters
Election of Investment Company Trustees: Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.
Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.
Investment Company Fundamental Investment Restrictions: Votes on amendments to an investment company’s fundamental investment restrictions should be evaluated on a case-by-case basis.
Investment Company Investment Advisory Agreements: Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis.
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1 Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.
LSV ASSET MANAGEMENT
LSV Asset Management’s (“LSV”) proxy voting responsibilities on behalf of a client’s account are expressly stated in the applicable agreement with such client. If LSV is responsible for voting proxies, the agreement with each client will typically state whether the votes will be cast in accordance with this proxy voting policy or in accordance with the client’s proxy voting policy. In either case, LSV will make appropriate arrangements with each account custodian to have proxies forwarded on a timely basis, and will endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials to the extent it is aware of such delays or problems. If the client elects to retain proxy voting responsibility, LSV will have no involvement in the proxy voting process for that client.
To satisfy its fiduciary duty in making any voting determination, an investment adviser must make the determination in the best interests of the client and must not place the investment adviser’s own interests ahead of the interests of the client. In addition, with respect to ERISA plan clients, LSV is required to consider those factors that may affect the value of the client’s investment and may not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives.
In general, LSV’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. As a result, LSV does not consider proxy voting to be a material factor in its investment strategy or results. LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. (“GLC”). LSV’s selection of GLC was made after careful consideration of GLC’s proxy voting services, including related voting policies and expertise. GLC implements LSV’s proxy voting process, develops proxy voting guidelines and provides analysis of proxy issues on a case-by-case basis. If LSV is responsible for voting proxies for a client, LSV will vote in accordance with GLC’s guidelines, which can be found at https://www.glasslewis.com/guidelines. Those guidelines generally are aligned with LSV’s investment goals, and LSV’s use of GLC, therefore, is not a delegation of LSV’s fiduciary obligation to vote proxies for clients. GLC’s guidelines have been developed based on, among other things, GLC’s focus on facilitating shareholder voting in favor of governance structures that drive performance and create shareholder value. LSV believes that GLC’s guidelines are reasonably designed to ensure that proxies are voted in the best interests of LSV’s clients. Although it is expected to be

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rare, LSV reserves the right to vote issues contrary to, or issues not covered by, GLC’s guidelines when LSV believes it is in the best interests of the client and LSV does not have a material conflict of interest. In certain circumstances, clients are permitted to direct their vote in a particular solicitation. Direction from a client on a particular proxy vote will take precedence over GLC’s guidelines. Where the client has engaged LSV to vote proxies and has also provided proxy voting guidelines to LSV, those guidelines will be followed with the assistance of GLC.
GLC assists LSV with voting execution, including through an electronic vote management system that allows GLC to: (1) populate each client’s votes shown on GLC’s electronic voting platform with GLC’s recommendations (“pre-population”); and (2) automatically submit the client’s votes to be counted (“automated voting”). There will likely be circumstances where, before the submission deadline for proxies to be voted at the shareholder meeting, an issuer intends to file or has filed additional soliciting materials with the Securities and Exchange Commission regarding a matter to be voted upon. It is possible in such circumstances that LSV’s use of pre-population and automated voting could result in votes being cast that do not take into account such additional information. In order to address this concern, GLC actively monitors information sources for supplemental or updated information and has in place a system to allow for issuer feedback on its voting recommendations. Such updated information and feedback is considered by GLC and voting recommendations are modified as appropriate. LSV’s pre-populated votes would then also be automatically updated. GLC’s processes in this area are part of LSV’s review of their services as described below.
LSV conducts a number of periodic reviews to seek to ensure votes are cast in accordance with this policy and applicable GLC guidelines. In addition, on a semi-annual basis, LSV requires GLC to, among other things, provide confirmations regarding its policies and procedures and reporting on any changes to such policies and procedures. As part of such semi-annual process, LSV also obtains information regarding the capacity and competency of GLC to provide proxy advisory services to LSV.
In the voting process, conflicts can arise between LSV’s interests and that of its clients. In such situations, LSV will continue to vote the proxies in accordance with the recommendation of GLC based on its pre-determined guidelines. A written record will be maintained explaining the reasoning for the vote recommendation. LSV also monitors GLC’s conflicts of interest policies and procedures on a periodic basis.
LSV may be unable or may choose not to vote proxies in certain situations. For example, and without limitation, LSV may refrain from voting a proxy if (i) the cost of voting the proxy exceeds the expected benefit to the client, (ii) LSV is not given enough time to process the vote, (iii) voting the proxy requires the security to be “blocked” or frozen from trading or (iv) it is otherwise impractical or impossible to vote the proxy, such as in the case of voting a foreign security that must be cast in person.
Clients may receive a copy of this proxy voting policy and LSV’s voting record for their account by request. In addition, clients are sent a copy of their respective guidelines on an annual basis. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.
LSV may modify this policy and use of GLC from time to time.
Recordkeeping
LSV will retain:
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1. Copies of its proxy voting policies and procedures.
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2. A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
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3. A record of each vote cast on behalf of a client (maintained by the proxy voting service).
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4. A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).
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5. A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.
LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.
The above listed information is intended to, among other things, enable clients to review LSV’s proxy voting procedures and actions taken in individual proxy voting situations.
LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV’s principal office.
Consideration of Environmental, Social and Governance Factors

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LSV became a signatory to the Principles for Responsible Investment (“PRI”) in April 2014. GLC is also a signatory to the PRI. The PRI provides a framework, through its six principles, for consideration of environmental, social and governance (“ESG”) factors in portfolio management and investment decision-making. The six principles ask an investment manager, to the extent consistent with its fiduciary duties, to seek to: (1) incorporate ESG issues into investment analysis and decision-making processes; (2) be an active owner and incorporate ESG issues into its ownership policies and practices; (3) obtain appropriate disclosure on ESG issues by the entities in which it invests; (4) promote acceptance and implementation of the PRI principles within the investment industry; (5) work to enhance its effectiveness in implementing the PRI principles; and (6) report on its activities and progress toward implementing the PRI principles. Through GLC, LSV is able to offer ESG-focused guidelines that include an additional level of analysis on behalf of clients seeking to vote consistent with widely-accepted enhanced ESG practices. These ESG-focused guidelines are designed for clients with a focus on disclosing and mitigating company risk with regard to ESG issues.
MARTIN CURRIE INC.
Proxy Voting Policies
December 2020
Introduction
This policy applies to clients who have specifically authorised Martin Currie to vote proxies in the investment management agreement (IMA) or other written instrument or who have, without specifically authorising MC to vote proxies, granted general investment discretion and sets out how we approach voting proxies for these clients.
We recognise that we have a duty to act in the best interests of our clients. To that end, our Proxy Voting Policy is designed to enhance shareholders' long-term economic interests. All our voting decisions are made in-house and are undertaken in accordance with our Global Corporate Governance Principles and in line with our clients’ best interests. Proxy voting is integral to stewardship and as such we will, in most cases, routinely inform management of our investee companies when we are voting against them on material matters and provide our rationale.
Our policy is updated at least annually, taking into account emerging issues and trends, the evolution of market standards, and regulatory changes. The policy considers market-specific recommended best practices, transparency, and disclosure when addressing issues such as board structure, director accountability, corporate governance standards, executive compensation, shareholder rights, corporate transactions, and social/environmental issues.
The framework for making these decisions is set out in our Global Corporate Governance Principles.
As responsible stewards of our customers’ capital, the fundamental tenet of our Global Corporate Governance Principles is to protect and enhance the economic interests of our clients. These principles are focused around corporate governance and the role of board directors in promoting corporate success, thereby creating sustainable value for shareholders while having regard to other stakeholders, both internal and external.
We believe that Sustainability or Environmental, Social and Governance (ESG) factors create risks and opportunities for companies and that these should be managed appropriately. In particular, we believe that good governance of the companies in which we invest is an essential part of creating shareholder value and delivering investment performance for our clients.
We have adopted the International Corporate Governance Network (ICGN) Global Governance Principles, which set out a primary standard for well-governed companies that is widely applicable, irrespective of national legislative frameworks or listing rules. We also reference the Principles of Corporate Governance developed by the Organisation for Economic Co-operation and Development (OECD) which are intended to help policymakers evaluate and improve the international frameworks for corporate governance. Differences in national market regulation mean that a single set of detailed guidelines is unlikely to be appropriate for all the countries in which we invest. Where local corporate governance codes are consistent with our overall principles we will adopt these. At a minimum we would expect companies to comply with the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interest of (minority) shareholders.
This document should also be read alongside our Global Corporate Governance Principles and our stewardship statement which articulates how we discharge our stewardship duties for our clients.

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This policy has been drafted in accordance with the Financial Reporting Council’s Stewardship Code, which Martin Currie endorses. It is also intended to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940. This policy sets forth the procedures of Martin Currie Investment Management Limited and Martin Currie Inc, (together ‘Martin Currie’) for voting proxies for clients, including investment companies registered under the Investment Company Act of 1940, as amended, except where such clients require different standards to the voting of proxies to be applied on their behalf.
We believe the ICGN principles provide a strong and concise framework for determining the minimum corporate governance standards we should expect from the companies in which we invest. We also provide more detail on these in our Martin Currie Global Corporate Governance Principles.
We recognise that the circumstances under which companies operate vary considerably and as such we take into account the specific circumstances of each company when assessing how to approach corporate governance.
Scope and principles
This policy covers:
The guiding principles on which we base our proxy voting decisions
How we carry out proxy voting and exercise voting rights in the best interests of our clients
How we report to our clients
Remuneration
The guiding principles for how we vote for our clients are the Martin Currie Global Corporate Governance Principles. These high level principles are set out below:
Principle 1: Board role and responsibilities
The board should act on an informed basis and in the best long-term interests of the company with good faith, care and diligence, for the benefit of shareholders, while having regard to relevant stakeholders, including creditors.
Principle 2: Leadership and independence
Board leadership calls for clarity and balance in board and executive roles and an integrity of process to protect the interests of minority investors and promote success of the company as a whole.
Principle 3: Composition and appointment
There should be a sufficient mix of directors with relevant knowledge, independence, competence, industry experience and diversity of perspectives to generate effective challenge, discussion and objective decision-making.
Principle 4: Corporate culture
The board should adopt high standards of business ethics, ensuring that its vision, mission and objectives are sound and demonstrative of its values. Codes of ethical conduct should be effectively communicated and integrated into the company’s strategy and operations, including risk management systems and remuneration structures.
Principle 5: Risk oversight
The board should proactively oversee, review and approve the approach to risk management regularly or with any significant business change and satisfy itself that the approach is functioning effectively.
Principle 6: Remuneration
Remuneration should be designed to effectively align the interests of the CEO and executive officers with those of the company and its shareholders to help ensure long-term performance and sustainable value creation. The board should also ensure that aggregate remuneration is appropriately balanced with the needs to pay dividends to shareholders and retain capital for future investment.
Principle 7: Reporting and audit

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Boards should oversee timely and high quality company disclosures for investors and other stakeholders relating to financial statements, strategic and operational performance, corporate governance and material environmental and social factors. A robust audit practice is critical for necessary quality standards.
Principle 8: Shareholder rights
Rights of all shareholders should be equal and must be protected. Fundamental to this protection is ensuring that shareholder voting rights are directly linked to the shareholder’s economic stake, and that minority shareholders have voting rights on key decisions or transactions which affect their interest in the company.
Voting guidelines
Differences in national market regulation and corporate governance codes mean that a single set of detailed guidelines is unlikely to be appropriate for all the markets in which we invest. We summarise below the areas that we will most commonly focus on when forming a view on how to cast the proxies for our clients.
Director elections
In deciding how to vote on director elections we will consider, amongst other things:
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The composition of the board including skills and experience and whether the CEO/Chairman positions are held by one individual.
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Whether the proportion of independent directors on the board is appropriate - The board of a widely-held company should comprise a majority of independent non-executive directors. Controlled companies should have a majority of independent non-executive directors, and at least three (or one-third) independent directors, on the board.
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Director attendance at board/committee meetings – where it is less than 75% we would expect this to be explained.
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The number and nature of board appointments and individual holds – the tolerance will be lower where one of these is a CEO position.
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Unnecessary bundling of director elections.
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The composition of any committees and the appropriateness of their membership – for example whether the audit committee has recent and relevant financial experience.
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The appropriateness of the decisions made e.g. on remuneration.
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The quality, transparency and timing of reporting.
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Any egregious actions – e.g. material failures of governance, stewardship, risk oversight or fiduciary responsibilities, independence classification.
Remuneration
Where remuneration is put to a shareholder vote we will consider the extent to which it is aligned with our overall principles on remuneration, namely:
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Remuneration should be aligned to long-term success and the desired corporate culture of the organisation.
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Remuneration schemes for both executives and non-executives should ensure that rewards reflect long-term returns to shareholders.
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Disclosure associated with remuneration polices should be timely, clear and understandable for both investors and executives.
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Remuneration levels should not be higher than is necessary to attract and retain the individuals required to achieve the business strategy.
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Executive management and non-executive directors should make a material long-term investment in shares of the businesses they manage or oversee safeguards put in place to ensure alignment of interest with shareholders.
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The remuneration committee should, ideally, comprise entirely independent non-executive directors or supervisory board members.
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The remuneration committee should use the discretion provided to it by shareholders to ensure that awards properly reflect business performance.
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Non-Executive Director remuneration should consist solely of a cash retainer and equity-based remuneration subject to adequate safeguards being in place.
Capital Structure
Companies will commonly make requests to shareholders to approve changes to the capital structure of the business including share issuance, share repurchases, and takeover defence schemes. When considering these requests, we will take the circumstances of each company into account and, amongst other things, the following:
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The voting structure and in particular where this varies from one-share-one vote. We will normally vote against requests for the creation or continuation of dual-class capital structures, increased authorisation of classes of shares with superior voting rights or the creation of new or additional super voting shares.
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The potential for dilution – in markets where pre-emption rights apply to share issuance in general any routine authority to disapply pre-emption rights should not exceed 10 percent of ordinary share capital in any one year.

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Where there is a general authority to issue equity consideration will be given to other shareholder rights – for example the ability of shareholders to vote on significant transactions.
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Share buy-backs – where a request is made to authorise a share buy-back the time period this should be renewed annually and limited to no more than 15% of shares outstanding. Companies should have a clear policy on how they approach share buy-backs and should disclose in their next Annual Report the justification for any own share purchases made in the previous year.
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Take-over defence schemes – these will be reviewed on a case-by-case basis but are discouraged.
Shareholder proposals
Shareholder proposals can cover a wide range of topics and as such we will review each on its own merits. These will frequently focus on environmental and social issues as well as governance issues. We expect companies to manage effectively environmental, social and ethical factors that are relevant to their business, with a view to enhancing long-term sustainability and that companies should clearly define board and senior management responsibilities for environmental, social and ethical issues.
We vote on shareholder proposals on a pragmatic basis taking into account the context of the company concerned and any actions the company is already taking to address the concerns raised. We also expect boards to address issues raised where there is significant support for a shareholder proposal.
External research and proxy advisor
ISS is our proxy voting advisor and provides voting recommendations for Martin Currie in accordance with their own policy which is closely aligned with our internal policy. In addition, we use the services of Ownership Matters a specialist governance advisor. As appropriate, they engage with public issuers, shareholders, activists, and other stakeholders to seek additional information and to gain insight and context in order to provide informed vote recommendations. Martin Currie’s starting point is to act in the best interests of our clients. Our voting decisions are informed by both our own internal work and that of our proxy advisor and specialist governance advisor. We assess voting matters on a case-by-case basis, taking into account a company’s circumstances but are guided by our over-arching principles on good corporate governance. The assessment is carried out by the member of the investment team with responsibility for the stock in conjunction with the Head of Stewardship and ESG. We recognise that regulatory frameworks vary across markets and that corporate governance practices vary internationally.
Conflicts of Interest
Martin Currie recognises that there is a potential conflict of interest when we vote for a proxy solicited by a company with which we, or our portfolio managers, have a material business or personal relationship. In this context, the member of the investment team has a duty to disclose any potential, actual or apparent material conflict of interest relating to a proxy vote. Generally, a conflict is unlikely to arise if the vote is in accordance with our guidelines and that of our proxy advisor. However, if a member of the investment team wishes to vote contrary to the guidelines in relation to a company with which we have any material business or personal relationship, the matter must be referred to the Investment Executive for independent consideration. We would consider a potential conflict of interest to exist where Martin Currie or relevant staff has a material personal or business relationship with the proponent, issuer or other relevant participants in the proxy proposal.
In the event that a portfolio manager is materially conflicted they are obliged to disclose the conflict of interest and provide their justification for voting contrary to the guidelines to the Investment Executive for independent consideration. The Investment Executive are required to provide approval before the vote can be carried out. If the Investment Executive are unable to approve the vote one of the following courses of action will be taken:
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vote such proxy according to the specific recommendation of our proxy advisor
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abstain
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request that the client votes such proxy
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In the event that Martin Currie is materially conflicted, the firm will:
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vote such proxy according to the specific recommendation of our proxy advisor
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abstain
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request that the client votes such proxy
The compliance team will also be informed of all instances where a conflict of interest arises in order for them to carry out an oversight role.
The portfolio services team, as part of its annual due diligence, reviews the processes and controls adopted by our proxy advisor to manage potential material conflicts of interest it may face when performing the responsibilities delegated to it by the client.

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Share blocking
Proxy voting in certain countries requires ‘share blocking’. That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks.
Martin Currie has determined that the value of exercising the vote does not usually outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required, we are likely to abstain from voting those shares.
Stock lending
Where we are aware that securities are on loan and if we judge a vote to be material, we may advise the relevant clients recall that stock in order to cast a proxy vote. In circumstances where it is not possible or practical to assess the materiality or where it is not possible to recall the security (e.g. where the events subject to voting are not communicated by the company in sufficient time) no votes will be cast. Martin Currie may utilise third party service providers to assist it in identifying and evaluating whether an event is material, and to assist it in recalling loaned securities for proxy voting purposes.
Proxy voting records
A copy of Martin Curries Proxy Voting Policy and Procedures is available upon request. Clients may also obtain information on how Martin Currie voted with respect to their proxies by contacting our client services team at Martin Currie Investment Management Ltd, Saltire Court, 20 Castle Terrace, Edinburgh, Scotland, EH1 2ES, tel. 44 (0) 131 229 5252, fax 44 (0) 131 222 2532, email: businessdevelopment@martincurrie.com.
Martin Currie has a specific record-keeping policy which describes in greater detail the record-keeping processes as apply to proxy voting.
Martin Currie is a signatory to the UK Stewardship Code (‘the Code’). The Code aims to enhance the quality of engagement between institutional investors and companies to help improve long-term returns to shareholders and the efficient exercise of governance responsibilities by setting out good practice on engagement with investee companies. In accordance with the provisions of the Code and our Global Corporate Governance Principles, cumulative proxy voting records are published quarterly on our website. This disclosure does not contain voting records for individual clients. Specific voting records for each client are available to those clients at any time upon request.
Martin Currie Investment Management Ltd, registered in Scotland (no 66107). Martin Currie Inc, registered in Scotland (no BR2575). Both companies are authorised and regulated by the Financial Conduct Authority. Martin Currie Investment Management Limited, Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES, Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959, www.martincurrie.com. Martin Currie Inc, 280 Park Avenue, New York, NY 10017 is also registered with the Securities Exchange Commission. Please note that calls to the above number and any other communications may be recorded.
MASSACHUSETTS FINANCIAL SERVICES COMPANY
PROXY VOTING POLICIES AND PROCEDURES
February 1, 2021
Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures. The MFS Proxy Voting Policies and Procedures include: A.Voting Guidelines; B.Administrative Procedures; C.Records Retention; and D.Reports.
A.
VOTING GUIDELINES
1.
General Policy; Potential Conflicts of Interest

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MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.
MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.
As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.
From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.
These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.
MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.
2.
MFS’ Policy on Specific Issues
Election of Directors at U.S. Issuers
MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.” Likewise, we will evaluate nominees for a board of a U.S. issuer with a lead independent director whose overall tenure on the board exceeds twenty (20) years on a case-by-case basis.
MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting's agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

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MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any U.S. company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS' final voting decision. Because we believe that a board with diverse perspectives is a foundation for good governance, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of the board, including race, ethnicity or geographical location.
MFS believes that the size of the board can have an effect on the board's ability to function efficiently. While MFS evaluates board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members.
For a director who is not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total. For a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public-company boards in total. MFS may consider exceptions to this policy if: (i) the company has disclosed the director's plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO.
MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.
MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.
Majority Voting and Director Elections
MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).
Classified Boards
MFS generally supports proposals to declassify a board (i.e.,a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.
Proxy Access
MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.
MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent's rationale for seeking Proxy Access.
Stock Plans

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MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.
MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.
MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.
Shareholder Proposals on Executive Compensation
MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.
MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).
Advisory Votes on Executive Compensation
MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer's executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company's shareholders. MFS will vote in favor of executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company's shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.
MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.
“Golden Parachutes”

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From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.
Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.
Anti-Takeover Measures
In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.
While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by-case basis, MFS generally votes against such anti-takeover devices. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.
MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.
Proxy Contests
From time to time, a shareholder may express alternative points of view in terms of a company's strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.
Reincorporation and Reorganization Proposals
When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).
Issuance of Stock
There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.
Repurchase Programs
MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.
Cumulative Voting
MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

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Written Consent and Special Meetings
The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.
Independent Auditors
MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.
Other Business
MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.
Adjourn Shareholder Meeting
MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting's agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting's agenda.
Environmental, Social and Governance (“ESG”) Issues
MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.
MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading.
MFS typically supports proposals for an independent board chairperson if there is not an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties). Where there is a strong, independent lead director, we will evaluate such proposals on a case-by-case basis. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.
MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.
MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and

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(ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).
The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.
Global Issuers (ex-U.S.)
MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded; (4) since the last annual meeting, the board has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; or (5) there are performance and/or governance concerns with a director or issuer. In such circumstances, we may vote against director nominee(s).
Because MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance, MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any Canadian, European or Australian company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS' final voting decision. While MFS' guideline currently pertains to Canadian, European and Australian companies (as well as U.S. companies), we generally believe greater female representation on boards is needed globally. As a result, we may expand our policy to other markets to reinforce this expectation. Because we believe that a board with diverse perspectives is a foundation for good governance, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of the board including race, ethnicity or geographical location.
Also, certain markets have adopted best practice guidelines relating to corporate governance matters (e.g., the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. While we incorporate market best practice guidelines and local corporate governance codes into our decision making for certain issuers, we may apply additional standards than those promulgated in a local market if we believe such approach will advance market best practices. Specifically, in the Japanese market we will generally vote against certain director nominees where the board is not comprised of at least one-third independent directors as determined by MFS in its sole discretion. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.
MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.
Some markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.
Many other items on proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

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In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.
From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.
In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.
Mergers, Acquisitions & Other Special Transactions
MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis.
B.
ADMINISTRATIVE PROCEDURES
1.
MFS Proxy Voting Committee
The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:
Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;
Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);
Considers special proxy issues as they may arise from time to time; and
Determines engagement priorities and strategies with respect to MFS' proxy voting activities
2.
Potential Conflicts of Interest
The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any

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voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:
Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”).
If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee; If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS' Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and
For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.
The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.
For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.
If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.'s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.
Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.
3.
Gathering Proxies
Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

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MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).
The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.
It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.
4.
Analyzing Proxies
Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS' prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer's proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize our own internal research and research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), the MFS Proxy Voting Committee or its representatives will seek a recommendation from the MFS investment analyst and/or portfolio managers.2 For certain other votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the MFS Proxy Voting Committee or its representatives will likewise consult with MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately responsible for the manner in which all proxies are voted.
As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.
5.
Voting Proxies
In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.
For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

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6.
Securities Lending
From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.
7.
Engagement
The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee establish proxy voting engagement goals and priorities for the year. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.
C.
RECORDS RETENTION
MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.
D.
REPORTS
U.S. Registered MFS Funds
MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.
Other MFS Clients
MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
Firm-wide Voting Records

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MFS also publicly discloses its firm-wide proxy voting records.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.
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1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.
2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.
MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES
September 2020
I.
POLICY STATEMENT
Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited (each a “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.
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With respect to the registered management investment companies sponsored, managed or advised by any MSIM affiliate (the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds.
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For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.
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For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where a MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).
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In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide a MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client’s policy.
A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.
MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

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Retention and Oversight of Proxy Advisory Firms – Institutional Shareholder Service (ISS) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, record retention, ballot processing and voting recommendations.
To facilitate proxy voting MSIM has retained Research Providers to provide company level reports that summarize key data elements contained within an issuers proxy statement. While we are aware of the voting recommendations of one or more Research Providers these recommendations are not an input into our vote nor is any potential vote prepopulated based on proxy advisors research. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, MSIM retains ISS to provide vote execution, reporting, and recordkeeping services.
As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.
Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
Securities Lending - MSIM Funds or any other investment vehicle sponsored, managed or advised by a MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., a MSIM Fund or another investment vehicle sponsored, managed or advised by a MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.
II.
GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP (Morgan Stanley AIP) will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.
We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.
We may abstain or vote against on matters for which disclosure is inadequate.
A.
Routine Matters.
We generally support routine management proposals. The following are examples of routine management proposals:
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Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.
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General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

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Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.
We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B.
Board of Directors.
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Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:
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We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.
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We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.
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At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.
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We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.
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Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.
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We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.
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We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including gender and ethnicity, in its board composition.
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We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.
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In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.
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We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.
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We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
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We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given level of time commitment required in their primary job.
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We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

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Discharge of directors’ duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.
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Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.
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Board diversity: We generally support shareholder proposals urging diversity of board membership with respect to gender, race or other factors where we believe the board has failed to take these factors into account.
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Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.
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Proxy access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.
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Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.
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Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.
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Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.
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Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.
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Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.
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Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.
C.
Statutory auditor boards.
The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
D.
Corporate transactions and proxy fights.
We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.
E.
Changes in capital structure.
We generally support the following:

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Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.
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U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)
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U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.
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Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.
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Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.
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Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
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Management proposals to effect stock splits.
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Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.
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Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.
We generally oppose the following (notwithstanding management support):
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Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.
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Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.
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Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).
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Proposals relating to changes in capitalization by 100% or more.
We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
F.
Takeover Defenses and Shareholder Rights.
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Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.
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Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter or bylaws.
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Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.
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Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.
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Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

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Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.
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Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote
G.
Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.
H.
Executive and Director Remuneration.
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We generally support the following:
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Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.
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Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).
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Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.
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Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
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We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.
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In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.
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Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.
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We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.
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We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.
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Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.
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Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.
Social and Environmental Issues.
Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. As MSIM believes that relevant social and environmental issues can influence risk and return, we consider how to vote on proposals related to social and environmental issues on a case-by-case basis by

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determining the relevance of social and environmental issues identified in the proposal and their likely impacts on shareholder value. In reviewing proposals on social and environmental issues, we consider a company’s current disclosures and our understanding of the company’s management of material social and environmental issues in comparison to peers. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and we may oppose proposals that intrude excessively on management prerogatives and/or board discretion. We generally vote against proposals requesting reports or actions that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. Environmental Issues: We generally support proposals that if implemented would enhance useful disclosure, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Taskforce on Climate-related Financial Disclosures). We also generally support proposals that aim to meaningful reduce or mitigate a company’s impact on the global climate. Social Issues: We generally support proposals that if implemented would enhance useful disclosure on employee and board diversity, including gender, race, and other factors. We consider proposals on other social issues on a case by case basis but generally support proposals that seek to enhance useful disclosure on material issues such as human rights risks, supply chain management and human capital management.
J.
Funds of Funds.
Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.
III.
ADMINISTRATION OF POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.
The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.
The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
GST and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
A.
Committee Procedures
The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by GST.

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The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.
B.
Material Conflicts of Interest
In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question
A potential material conflict of interest could exist in the following situations, among others:
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The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.
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The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.
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Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).
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One of Morgan Stanley’s independent directors or one of MSIM Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by a MSIM Fund or affiliate.
If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:
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If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.
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If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.
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If the Research Providers’ recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.
Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C.
Proxy Voting Reporting
The GST will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those Funds (the “Board) at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.
In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.
MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.
Also, MSIM maintains voting records of individual agenda items at company meetings in a searchable database on its website on a rolling 12-month basis.
In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.
IV.
RECORDKEEPING

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Records are retained in accordance with Morgan Stanley’s Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.
Approved by the Board September 24-25, 2019. APPENDIX A
Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team the Private Equity Real Estate Fund of Funds investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:
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Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and
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Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.
NEUBERGER BERMAN INVESTMENT ADVISERS LLC
Proxy Summary. NBIA has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. The following is a summary of the Proxy Voting Policy.
NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of an independent third party.
NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.
In the event that an investment professional at NBIA believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in the requested manner.

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If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)
Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.
Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.
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Equity Securities.2PIMCO has retained an Industry Service Provider (“ISP”)3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.
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PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.
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Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian.
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When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.
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When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.
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Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.
PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.
ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of the ISP’s capacity and competency to provide proxy voting research and recommendations5 and the ISP’s compliance program.
Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.
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1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.
2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.
3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.

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4 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.
5 This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.
PGIM, INC. (PGIM)
The policy of each of PGIM's asset management units is to vote proxies in the best interests of their respective clients based on the clients’ priorities. Client interests are placed ahead of any potential interest of PGIM or its asset management units.
Because the various asset management units manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a predetermined set of voting guidelines. The specific voting approach of each unit is noted below.
Relevant members of management and regulatory personnel oversee the proxy voting process and monitor potential conflicts of interests. In addition, should the need arise, senior members of management, as advised by Compliance and Law, are authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.
PGIM FIXED INCOME. PGIM Fixed Income’s policy is to vote proxies in the best economic interest of its clients. In the case of pooled accounts, the policy is to vote proxies in the best economic interest of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Fixed Income’s judgment of how to further the best economic interest of its clients through the shareholder or debt-holder voting process.
PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. PGIM Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by PGIM Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, PGIM Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.
With respect to non-U.S. holdings, PGIM Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. PGIM Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best economic interest of its clients.
Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of PGIM Fixed Income. When PGIM Fixed Income identifies an actual or potential material conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments. Proxy voting is reviewed by the trade management oversight committee.
Any client may obtain a copy of PGIM Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.
PGIM REAL ESTATE. PGIM Real Estate's proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Real Estate's judgment of how to further the best long-range economic interest of our clients (i.e. the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. PGIM Real Estate's policy is generally to vote proxies on social or political issues on a case by case basis. Additionally, where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer's management if we determine that voting is in the best economic interest of our clients.
PGIM Real Estate utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with PGIM Real Estate's established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, PGIM Real Estate provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client's securities.

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QMA LLC
Description of QMA Proxy Voting Policies. It is the policy of QMA LLC (QMA) to vote proxies on client securities in the best long-term economic interest of its clients (i.e., the mutual interests of clients in seeing the appreciation in value of a common investment over time). In the case of pooled accounts, QMA’s policy is to vote proxies on securities in such account in the best long-term economic interest of the pooled account. In the event of any actual or potential conflict of interest between QMA and its clients or affiliates, QMA votes in accordance with the policy of its proxy voting advisor rather than its own policy.
QMA’s proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect QMA’s judgment of how to further the best long-range economic interest of its clients through the shareholder voting process. They also reflect QMA’s general philosophy on corporate governance matters and its approach to governance and other issues that may often arise when voting ballots on the various securities held in client accounts. QMA’s guidelines are not intended to limit the analysis of individual issues at specific companies nor do they indicate how it will vote in every instance. Rather, they express QMA’s views about various ballot issues generally, and provide insight into how it typically approaches such issues. QMA may consider Environmental, Social and Governance (ESG) factors in its voting decisions. Where ballot issues are not addressed by QMA’s policy, or when circumstances may suggest a vote not in accordance with its established guidelines, QMA’s voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal as well as any circumstances that may result in restrictions on trading the security. Case-by-case, or manual, evaluation of a ballot item entails consideration of various, specific factors as they relate to a particular issuer and/or proposed action. For example, when performing manual evaluation of a ballot item relating to executive compensation (which will generally occur if QMA receives research suggesting a vote “against” the item), we consider such factors as stock performance, financial position and compensation practices of the issuer relative to its peers, change in control, tax gross-up and clawback policies of the issuer, pay inequality and other corporate practices, although not all factors may be relevant or of equal significance to a specific matter. With respect to contested meetings, which we always vote on a case-by-case basis, we consider research provided by QMA’s proxy advisor as well as other sources of information available in the marketplace, in order to understand the issues on both sides of the contest and determine our view. With respect to mergers and acquisitions, we consider whether a fairness opinion as to valuation has been obtained. With respect to non-U.S. holdings, QMA takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences, and generally votes non-U.S. securities on a best efforts basis if QMA determines that voting is in the best economic interest of its clients. QMA may be unable to vote proxies in countries where clients or their custodians do not have the ability to cast votes due to lack of documentation or operational capacity, or otherwise. The Fund determines whether fund securities out on loan are to be recalled for voting purposes and QMA is not involved in any such decision. QMA’s Proxy Voting Committee includes representatives of QMA’s Investment, Operations, Compliance, Risk and Legal teams. This committee is responsible for interpreting the proxy voting policy, identifying conflicts of interest, and periodically assessing the effectiveness of the policies and procedures.
QMA utilizes the services of a third party proxy voting advisor, and has directed the proxy advisor, upon receipt of proxies, to vote in a manner consistent with QMA’s established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). QMA conducts regular due diligence on its proxy advisor. In accordance with its obligations under the Advisers Act, QMA provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client’s securities.
COMPENSATION. QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.
An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the performance of certain QMA strategies, and (ii) 20% of the value of the grant consists of restricted stock of Prudential Financial, Inc. (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA).
The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance of composites representing QMA’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which QMA’s strategies are managed, and 2) business results as measured by QMA’s pretax income.

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T. ROWE PRICE ASSOCIATES, INC.
T. ROWE PRICE INTERNATIONAL LTD
T. ROWE PRICE (CANADA), INC
T. ROWE PRICE HONG KONG LIMITED
T. ROWE PRICE SINGAPORE PRIVATE LTD.
T. ROWE PRICE JAPAN, INC.
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions.
T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

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Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.
Global Portfolio Companies
The ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.
Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

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Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.
REPORTING, RECORD RETENTION AND OVERSIGHT
The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their

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capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirem
UBS ASSET MANAGEMENT (AMERICAS) INC.
The following is a summary of UBS Asset Management (Americas) Inc’s (UBS AM) proxy voting policy:
UBS Asset Management is a large scale asset manager, providing traditional, alternative, real estate, infrastructure and private equity investment solutions to institutional investors, financial intermediaries and private clients worldwide.
At UBS Asset Management we believe that ESG factors can protect and enhance the value of our clients' investments by adding value to portfolios within the same risk/return profile. Sustainable investing is grounded in the broader use of material ESG information in the investment analysis process and the belief that such information will lead to better informed investment decisions.
Integral to this belief is that effective stewardship of our client assets is a core element of our fiduciary duty. We recognize that our clients expect us to ensure the alignment of our approach with their own investment beliefs, policies and guidelines.
UBS Asset Management's stewardship policy is our commitment to act as active owners of assets held and managed on behalf of our clients.
In this regard, in addition to being signatories to the UN Principles for Responsible Investment, we are also signatories to codes of best practice in respect of investor stewardship in Hong Kong, Japan, Taiwan and the UK. We have also endorsed the ISG US Stewardship Principles and ICGN Global Stewardship Principles.
Carrying out our stewardship responsibilities involves:
Building relationships with companies through regular and on-going engagement;
Tracking progress of our dialogue with companies;
Voting on all resolutions globally, where practical, in line with clients’ statements of investment principles;
Working with other shareholders where appropriate;
Reporting to clients.
Engagement practices
We believe that engaging with investee companies enables us to identify longer-term issues that drive company value and contribute to the success of the investment over time.
Our engagements often relate to the governance practices of companies, however there is increasingly a focus on longer-term sustainability trends that have a material impact on company performance, such as climate change, environmental management and human capital performance.
We aim to be engaged shareholders and encourage companies to have strong and effective governance and a high standard of corporate behavior. These efforts involve reaching out to both executive and, ideally, non- executive, board members in order to understand the company strategy and to provide our feedback on which measures can be taken to unlock long-term value and mitigate risk, when deemed necessary from an investment perspective.

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Proxy Voting
It is our belief that voting rights have economic value and should be treated accordingly. Where clients of UBS Asset Management have delegated to us the discretion to exercise the voting rights for shares they beneficially own, we have a fiduciary duty to vote such shares in the clients’ best interest and in a manner which achieves the best economic outcome for their investments.
Voting enables us to voice our opinion to a company on a broad range of topics and is a way of encouraging boards to listen to and address investor concerns. As a result we consider voting to be an important part of our oversight role and integral to both the investment process and our overall stewardship approach.
We have been voting on a discretionary basis on behalf of our clients since 1995 and implemented our first internal voting policy in 1998.
We vote globally in over 55 countries across both our actively managed and index/rules based passive strategies. We seek to vote all shares held consistently across our range of investments, in order to maximize the outcome of the vote.
As long-term shareholders we will generally seek to support current management initiatives. However where we have concerns with a company arising from our stewardship and engagement activities, or in relation to a particular resolution that we believe is not in the interests of our clients, we may choose not to support a particular proposal. This includes resolutions put forward by both company management and outside parties.
In some circumstances we may determine that the voting of a particular proxy would not deliver sufficient benefit to clients, in which case we may abstain or choose not to vote. This can include when there is documentation we are unable to provide, a requirement for a representative to physically attend a meeting in order to vote, or if the process of voting restricts our ability to manage a portfolio during the voting period.
Our Environmental, Social and Corporate Governance (ESG) Guidelines
Overview and Key Principles
These guidelines describe the approach of our Equities, Fixed Income, Multi Asset and Investment Solutions investment areas to corporate governance, environmental and social factors during the exercise of voting rights on behalf of our clients (which include funds, individuals, pension schemes and all other advisory clients). They also apply to the listed real estate securities held within the Global Real Estate investment area.
We apply these guidelines globally, however they permit us the discretion to reflect local laws or standards where appropriate and enable us to take into account the diverse nature and investment autonomy of our capabilities.
Underlying our voting and ESG guidelines principles we have two fundamental objectives:
To act in the best financial interests of our clients to enhance the long-term value of their investments.
To promote best practice in the boardroom and ensure that investee companies are sustainable and successful.
While there is no absolute set of standards that determine appropriate governance under all circumstances, and no set of values that will guarantee ethical board behavior, there are certain principles which we consider are appropriate to protect the economic value of our clients' investments.
We have outlined below our expectations and will generally exercise voting rights on behalf of clients in accordance with the guidance and principles outlined in this document.
Section 1 - Board of Directors
We believe that good corporate governance should, in the long-term, lead towards both better corporate performance and improved shareholder value. Thus, we expect board members of companies in which we have invested to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance.
Roles and responsibilities of the Board

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Role of the Board
Key functions for the board include setting the company's strategy, providing oversight of management and ensuring the long-term sustainability of the company for all stakeholders. When setting the strategy the board should take into account short-term issues as well as long-term trends which may affect the company's business.
It is therefore essential that the Board operates effectively, is comprised of high caliber individuals with appropriate and diverse experience capable of providing good judgment and diligent oversight of the management of the company, preferably with an independent Chair.
When our view of management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals. If management’s performance has been questionable we may abstain or vote against specific proxy proposals.
Board responsibilities
For effective discharge of board responsibilities:
The whole board should be fully involved in endorsing strategy and in all major strategic decisions (e.g. mergers and acquisitions).
The non-executive directors should provide a challenging but positive environment for the executive directors.
The board should ensure that at all times:
Appropriate management succession plans are in place.
The interests of executives and shareholders are aligned.
The financial audit is independent and accurate.
The brand and reputation of the company is protected and enhanced.
A constructive dialogue with shareholders is encouraged.
It receives all the information necessary to hold management to account.
Board Structure
Chair/CEO
An effective Chair is key to the success of a company. Our general view is that the positions of Board Chair and Chief Executive Officer should ideally be separated and held by two individuals.
We will usually vote to support proposals seeking to split these key roles where we believe it will lead to better company management.
In the following situations we may choose to support a lead director board structure:
Appropriate management succession plans are in place.
The interests of executives and shareholders are aligned.
The financial audit is independent and accurate.
We will generally not support the election of an existing CEO moving to the position of Chair of the Board, except as an interim measure in exceptional circumstances when fully explained by the company.
Lead/Senior Independent Director
We will support the appointment of a Senior Independent Director who should be regarded as independent on appointment.

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The Lead/Senior Independent Director can act as an intermediary for the other board directors but also as a liaison between the board and the company's shareholders.
We would expect the Lead/Senior Independent Director to have well defined responsibilities in order to be able to challenge the CEO and other executives.
Board Independence
Boards should have a balance of independent members in order to provide sufficient challenge and oversight of the Board's decisions and effectiveness.
Where we regard less than 50% of the board to be independent according to the criteria outlined below, we may elect to take the following voting actions:
We may vote against the Chair of the Nomination Committee, or other Committee responsible for board appointments, in order to provide a signal that further board succession planning and refreshment is appropriate.
If the overall average independence of a key board committee falls below our threshold requirements then we may determine that it is appropriate to vote against the Chair of the relevant committee, or a director serving on the committee who we regard to be non-independent.
When taking action we will regard a board member to be non- independent if they:
Are the founder.
Have been an executive of the company or any subsidiary over the last 3 years.
Act as a partner, advisor, director or senior employee of a provider of material professional or contractual services to the company, or any of its subsidiaries over the last years.
Have close family ties with any of the company's directors or senior management.
Have cross-directorships or significant links with other directors.
Are a significant shareholder, or affiliated to a significant shareholder of the company.
Have served on the board for longer than 12 years.
Have entitlement to performance related pay, stock options, pensions or benefits via large donations to charities of the director's choice.
Nomination and Election process
Board committees form an important element of the operations of an effective board and we expect companies to adhere to best practice in relation to the composition and independence of key board committees.
The Nomination Committee may be comprised of both executive and non-executives, however we expect a majority of members of the committee to be independent.
When proposing the election of a director, the company should provide shareholders with sufficient information to enable us to make an informed decision. This should include the name and biography of the nominee, including skillset, experience and background of the nominee.
If details concerning the nominated individual has not been disclosed then we will not support the candidate's election to the board.
We encourage boards to publish an overall skill matrix for all current and prospective board members, to enable shareholders to determine the mix of experience, background and diversity of the board.
Such a matrix can be beneficial to the Nomination Committee and board in determining where there may be a gaps in knowledge.
Election systems

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We support the practice of submitting directors' election annually on an individual basis. When directors are nominated through alternative slates we will support existing directors provided the board has sufficient independence.
Should that not be the case we will support the list with independent nominees when we believe it will improve the composition of the Board.
When the election of various directors is bundled under one voting item, we may vote against the resolution if we have concerns over the appointment of one or more directors and/or if there is a lack of independence of the board generally.
We will generally support proposals that permit shareholders to nominate directors for election to the board. We will also generally vote in favor of shareholder proposals requesting directors to be elected by a true majority voting system.
Employee representation
Where local market practices require it we will generally support the appointment of employee representatives to the Board.
Directors' term of contracts, including classified or staggered board systems
We are generally supportive of annual elections of directors and support proposals seeking to declassify the Board.
However, we will factor in local market requirements and practices and may not automatically vote against the election of a director on the sole basis of the duration of their contract.
Gender Diversity
We are strongly supportive of gender diversity at all levels within companies. We encourage companies to develop a policy and implementation plan to increase female representation at board level, in senior positions and in the workforce more widely.
More specifically, we expect all companies globally to have at least one female board member. In addition, in countries where local country specific guidelines are in place in respect of board diversity, we expect companies to meet relevant thresholds.
If either of these criteria is not met, we may vote against the election of the chair of the board nomination committee, or where such a committee is not in place any individual with the responsibility for determining board nomination.
Conflicts of interest and pledging of company stock
Where there is a clear conflict between management and shareholder interests, even in those cases where management has been effective, we may elect not to support company proposals.
We may decide not to support the re-election of a director who has pledged a personal holding against loans or debts representing more than 10% of the issued share capital.
Size
We would generally vote to support proposals which seek to fix the size of the board and/or require shareholder approval to alter the size of the board.
However we will vote against proposals to set the board size of more than 16 and less than 5 members.
Attendance
Attendance at board meetings is a clear requirement for all board members. We understand that there are often extenuating circumstances which may result in not all members being present, however we would usually not support the re-election of a director when the nominee has attended less than 75% of meetings for a second consecutive year without sufficient explanation.
External commitments
We expect that directors of public listed companies should be able to commit the required time to their responsibilities.
Where an individual has a high level of board positions, as an executive and/or non-executive, we will review their overall commitments.

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We may examine other measures of effectiveness including attendance levels, relevance of skill set and types of position for a director holding multiple directorships. We will generally not support the election of a director who we consider holds an excessive number of overall positions.
Tenure
We favor boards which have a healthy rate of experience and renewal of non-executive directors. We may examine the circumstances surrounding board tenure when a majority of the directors have been in the current position longer than 12 years.
Succession planning
We would expect a company to have effective plans in place for the succession of both the non-executives and executives on the board. The Chair of the Board should pay particular attention to succession planning as part of their role.
Board discharge and poor practices
We will generally vote in favor of the resolution to discharge the Board unless there are significant concerns with regard to internal control, financial accounts or current investigation against directors.
We will vote against the election of a director convicted of market or accounting manipulation, fraud or corruption.
We will also not support the re-election of a director who received less than 50% of votes in favor when last due for election but who subsequently was retained on the board.
Proxy Contests
We review proxy contests on a case-by-case basis. We will study the rationale put forward by the contestant and each item on the contestant's agenda. We will carefully review the experience and expertise of the candidates, together with the response of the company. Although we may understand the contestant's perspective, the potential disruption to the board functioning and the company in general may lead us to support management.
However in cases where we believe that a change to the board would be in the best interests of all stakeholders we will support the nomination of the dissident.
Performance evaluation
We expect the board to maintain and enhance the reputation of the company and we will hold directors to the highest ethical standards.
We also expect the Board to be responsive to shareholders and engage with them regularly.
In cases where the board's performance has been questionable, or if the board ignored a previous shareholder vote which received majority support, we may abstain or vote against specific proposals or board members.
Section 2 - Shareholders' Rights
One share-one vote
We believe that votes at a company meeting should be determined on the basis of 'one share-one vote'. We will not support management initiatives to create dual classes of stock, which may serve to insulate company management from shareholder opinion and action, or which may transfer the full control over the company to one shareholder disproportionally to their economic interest in the company.
We generally support shareholder proposals to eliminate dual class schemes and will not support cumulative voting proposals or the introduction of double voting rights.
Additional shareholder rights
We generally support resolutions which are designed to provide additional rights to shareholders. We will support shareholder proposals to reduce supermajority voting limits and support proposals calling for confidential voting.

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We may support proposals that allow shareholders to act by written consent and which give the right to shareholders to call a special meeting, provided they are not overly restrictive.
Poison pills
We are not supportive of anti-takeover mechanisms as they undermine shareholders' rights to make a decision over their own investments. We believe that poison pills should be voted on by shareholders and we will generally support attempts to bring them before a shareholders' vote. We may also elect not to support directors who implemented a poison-pill or changed the company's bylaws without seeking prior shareholder approval.
Similarly, we generally do not support any proposals which authorize the issuance of new stock without defined terms or which have conditions that are intended to thwart a take-over or restrict effective control by shareholders.
Disclosure
Companies should act and disclose information to its shareholders in a manner as transparent as possible.
We expect companies to disclose any relevant materials ahead of a General Meeting, allowing sufficient time for shareholders to review, analyze and engage upon the information disclosed.
In certain instances when we do not have enough information, we may abstain from voting or vote against a particular proposal.
Bundled items
In addition to providing transparent explanations with sufficient time ahead of a General Meeting, companies are expected to submit resolutions on an individual basis and not to bundle items under one resolution. The practice of combining resolutions leaves shareholders with an all or nothing choice.
We will generally vote against proposals which bundle several voting items under one when we have concerns regarding at least one of the items.
Section 3 – Capital
Capital allocation
One of the key responsibilities of the board is to allocate capital appropriately in order to drive forward the company's business, generate growth and create value for both its shareholders and all stakeholders.
We pay particular attention to the board's ability to allocate capital well and may vote accordingly when we see that this is not the case.
Share issuances
Any new share issuance should require shareholder approval. We will support only reasonable share issuance authorities that would not lead to significant dilution for existing shareholders. We will generally only support requests for issuance of equity capital up to an aggregate maximum of 20% of existing share capital, of which up to 10% may be issued without pre-emption rights. In specific circumstances we may approve a share issuance in excess of this limit if it is linked to a specific transaction that we are supportive of.
Similarly, we will only support reasonable authorities for the issuance of convertible instruments. Any new debt demand will also be closely monitored and we will generally sanction any potential excessive increase in debt where there is insufficient justification, particularly where convertible instruments may lead to dilution for existing equity shareholders and which exceeds our 20% limit for equity issuance.
Share buy-backs
We will typically support company proposals to implement a share buyback program up to a limit of 15% of the existing issued capital. Ideally share buy-back proposals should lead to cancellation of the shares, to prevent re-issue without authority from shareholders.
Mergers, acquisitions, asset disposals
Each will be considered and reviewed on a case-by-case basis, with a decision taken based upon whether value is being created for shareholders and if the transaction proposed has strategic merit for the company.

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Based on our research and analysis, we may then elect to support transactions which increase shareholder value in the longer term, and may vote against proposals that do not.
Dividend policy
We will generally support management proposals to approve the dividend unless we have concerns regarding the overall level set for payment, or balance between return for shareholders and future capital investment.
Section 4 – Audit and Risk Oversight
Board oversight
The board is responsible for the company's audit and risk structure. It is therefore vital that the board appoints an Audit/Risk Committee.
The Audit/Risk Committee has a key role, with direct responsibility for the integrity of financial statements, audit quality and robustness of internal controls.
Thus, objectivity, independence and accounting/audit/ financial expertise is crucial.
We therefore expect at least 2/3 of the non- executive directors serving on this committee to be regarded as independent. However in the UK we expect the entire committee to be comprised of independent directors. If this is not the case, we may vote against the election of a non- independent director who is a member of the Audit Committee.
Companies which are exposed to significant risks, such as financial institutions, would be expected to appoint a separate Risk Committee.
Internal audit
Companies should have a robust internal audit system with a clear process to identify any potential risks and to manage these risks. We expect companies to have a transparent internal risk reporting process.
External or Statutory auditor
Companies should appoint independent external auditors to review the financial statements and accounts. We will support the appointment by the board of external auditors if we believe auditors are competent and professional, subject to periodic review.
Where it is identified that the external audit company has failed to raise pertinent issues or is under investigation for misstatements we may not approve their re-appointment.
If a company does not rotate the audit partner in line with national best practice requirements then we may elect to vote against the Chair of the Audit Committee. We may also vote against the Chair of the Audit Committee of UK companies when the audit services have not been put to tender after 10 years.
For Japanese companies, we will vote against the appointment of the internal or non-independent outside statutory auditor if less than half of the statutory auditors are classified as independent.
Transparency and financial reporting
Where a company does not provide their Report and Accounts signed off as complete by a qualified auditor ahead of the General Meeting we may decide not to support any proposal to approve the company's financial statements.
Should the company receive a qualified opinion of the report and accounts we expect the company to provide a full and satisfactory explanation.
If this is not the case we may vote against any proposals to approve the report and accounts, the associated discharge of directors or nomination of members of the audit committee.
Remuneration of auditors
We may not support the re-appointment of auditors or approval of auditor remuneration where the total level of non-audit fees exceeds audit related fees for the second successive year without a valid explanation.

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Section 5 – Remuneration
General principles
Fundamental to all schemes and pay structures is the underlying principle that compensation should be aligned with the performance and the strategy of the company and the outcomes for shareholders.
Companies should seek to design their remuneration policies and practices in a manner that suits the needs of the particular company given the sector and business environment it operates in.
We do not require companies to automatically adopt the same approach as peers and will not automatically penalize companies that implement structures that differ from market practice.
However, where remuneration practices differ substantially from usual standards we expect a company to provide a clear explanation of how the structure is in shareholders’ long-term economic interests.
We expect remuneration schemes to:
Contain an appropriate level of fixed pay.
Include both short and long-term elements in respect of any variable awards. The expected value of long-term awards granted should exceed those of short-term awards.
Encourage a long-term perspective - with the measurement period for the long-term bonus element to be at least three years, with executives encouraged to hold shares for a further period, particularly for those in the financial sector.
Include stretching performance hurdles that are designed to promote sustainable value creation in line with the strategy of the company, which are not based solely on financial or accounting ratios.
Require a high level of personal shareholding to ensure alignment of interest with shareholders.
Enable the remuneration committee sufficient flexibility to make adjustments as a result of unintended outcomes from plans.
When determining if we will support a remuneration scheme we will evaluate the above criteria and the overall approach to compensation taken by the company. Where we identify concerns we may not support a remuneration scheme.
Common reasons for this include:
When we identify a misalignment either during the reporting year or over a period of time between maximum remuneration outcomes and company performance.
When the company has not clearly outlined the correlation between the remuneration scheme and shareholder value.
If a salary increase has been awarded of greater than 10% without a reasonable explanation.
When disclosure is less than market best practice, including where the company requests permission not to disclose individual director's remuneration.
Where the company uses discretion in awarding a one-off variable pay award without sufficient explanation.
Where the company has not disclosed a sufficient explanation for a retention or recruitment payment, or where a recruitment payment is not performance based.
If we determine that remuneration is high in relative to peers without appropriate rationale or explanation, including the selection and appropriateness of the company’s selected peers.
When vesting conditions are not deemed appropriate or sufficiently challenging.
Where no mention of the use of performance criteria for the vesting of long-term awards is provided or the company states there will not be any disclosure of performance criteria.

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In situations where the long-term incentive plan allows for re-testing, or the company amends performance criteria retrospectively during the term of the scheme.
Where less than 50% of a long-term incentive award is subject to performance conditions, or have a vesting period of less than 3 years.
If the company has used a benchmarking exercise as a reason to raise the pay of executives without wider explanation.
When the salary of an incoming Chief Executive is positioned higher than that of their predecessor without an adequate explanation.
If the company does not respond to shareholder concerns that have been raised in a previous vote upon remuneration.
Severance packages which exceed 2 years fixed salary plus average bonus pay.
Pension contribution rates exceed 30% of fixed salary.
When multi-year guarantees for salary increase, bonuses or equity compensation have been provided.
In markets where clawback policies are best practice, we may vote against any scheme where a clawback provision is not part of the remuneration scheme.
Remuneration/Compensation Committee
We expect the board to appoint a specific committee to manage the compensation approach of the company.
Compensation should be set according to industry and market standards, taking advice from benefits consultants where appropriate.
The Remuneration/Compensation Committee should be comprised only of non-executive directors and we will generally not support the election of an executive director who serves on this committee.
A majority of the non-executive directors serving on the committee should be regarded as independent, as per the criteria outlined above.
However for UK companies we expect the entire committee to be comprised of independent directors, in line with best practice.
When determining the level of overall compensation to be paid to executives the compensation committee should:
Only pay what is necessary and seek to avoid excessive awards.
Determine the appropriate compensation level that is required to attract, retain and reward competent directors and executives and who are fundamental to the long-term sustainable growth of the company.
Implement a scheme which is simple in structure and able to be explained to shareholders in a concise manner, preferably with only one long-term element.
Ensure that changes to executive remuneration are aligned with the remuneration policy of the workforce in general.
Disclose how the remuneration policy is aligned with the strategy and incorporate long-term performance measures.
Ensure that the remuneration policy is sufficiently aligned with shareholder interests.
Take into account shareholder feedback and previous voting results and re-evaluate remuneration plans that did not receive positive shareholder support.
Disclose when remuneration consultants have been used, including the cost of retaining such services.
Avoid retention awards or appointment inducements where possible and in the event that these are granted provide a clear explanation as to the justification.
Only use benchmarking to establish a frame of reference for what competitors are paying, rather than as a mechanism for matching pay to peers.

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Select peers that are broadly comparable to the company.
Explain where discretion has been used to adjust awards upwards or downwards based upon company performance.
Where a company has received greater than 20% of votes against their remuneration votes in 2 consecutive years, we may seek to vote against the Chair of the Remuneration Committee if the company has made no commitment to make positive changes during that time.
Remuneration transparency
We expect that all senior management and board compensation should be disclosed within the annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.
Frequency
Compensation plans should be kept simple and put to shareholders vote on a regular basis, preferably on an annual basis.
Performance Conditions
We would expect part of the compensation package to be attached to stringent performance conditions, with an appropriate balance between fixed and variable elements and between short and long-term incentives.
Share/Options awards
Where we determine that company and/or management's performance has not been satisfactory we may object to the issuance of additional shares for the purposes of executive remuneration, such that management is rewarded for poor performance or further entrenches its position.
We will also closely monitor the level of share awards granted to Executive Directors and may not support overly dilutive plans.
We will generally only support directors being granted share awards when joining a new company provided that these have been issued on a like-for-like basis of awards foregone at a previous company. Stock option grants should not be open to retesting or awarded at a discount. In order to increase reporting transparency we believe stock options should be expensed.
Workforce remuneration
We would generally support employee share plans unless company disclosure is insufficient for shareholders to make an informed decision, if dilution is outside reasonable limits or should the grant conditions be unsatisfactory.
Golden parachutes
Golden parachutes will be closely scrutinized and we will look at the company's history of compensation policies as well as the management's performance. We would expect these plans to have double trigger conditions and not to allow automatic vesting or tax gross-ups.
Non-executive directors' remuneration
Non-employee or non-executive compensation should ideally be paid via a cash salary. In the event that a company elects to grant shares to non-executives these should not be in the form of stock options or with links to specific performance conditions, in order to maintain the independence and objectivity of the recipient.
We may exceptionally support stock option grants to non- executive directors only when we determine that the company's circumstances justify it.
Section 6 – Environmental and Social Matters
Board oversight
Environmental, Social and Governance risks can have a significant impact on the reputation and financial stability of a company. It is therefore essential that the Board has a robust policy and control process in place to manage such risks.

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The Board should ensure that it is aware of these issues, to enable the company to benefit from any opportunities which may positively impact the company's business. We are generally supportive of the creation of a specific committee on the Board covering sustainability risks and opportunities.
Environmental and Social issues may not be topics which are regularly submitted on the agenda of General Meetings. However we will often discuss such topics during our meetings with companies where we believe they have economic relevance to the investment.
Shareholder proposals related to ESG factors
We may vote in favor of proposals put forward by shareholders that seek to promote good corporate citizenship and environmental stewardship, while enhancing long-term shareholder and stakeholder value.
Such proposals might refer to, but are not limited to, sustainability disclosure, human capital management, diversity, supply chain's labor standards, bribery and corruption, climate change, water and deforestation.
In determining votes on shareholder social and environmental proposals, the following factors are considered:
Whether the proposal itself is well framed and reasonable.
Whether adoption of the proposal would have either a positive or negative impact on the company's short- term or long-term share value.
The percentage of sales, assets and earnings affected.
Whether the company has already responded in some appropriate manner to the request embodied in a proposal.
Whether the company's analysis and voting recommendation to shareholders is persuasive.
What other companies have done in response to the issue.
Whether implementation of the proposal would achieve the objectives sought in the proposal.
Companies disclosures on environmental policies and risks
We expect companies to have a strategy for reducing carbon emissions, to be clear about goals, and to report on progress.
We will generally support proposals that require companies to report to shareholders, at a reasonable cost and excluding proprietary data, information concerning their potential liability from operations that contribute to global warming, their policy on climate risks and opportunities and specific targets to reduce emissions (where such targets are not overly restrictive).
We will generally support proposals that require, or request, information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives, including the recommendations of the Financial Stability Board's Task Force on Climate Related Financial Disclosures (TCFD).
In the following circumstances we may choose not to support specific proposals:
When the issue(s) presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation.
When the company has already responded in an appropriate and sufficient manner in previous years and the requirements are duplicative of existing reporting.
Where the proposal request is unduly burdensome or overly prescriptive.
We may choose to vote against the Board Chairman of a company when we determine that sufficient progress has not been made on specific topics raised during our engagement with companies, in particular in relation to climate change matters discussed as part of our climate related engagement program.
Section 7 - General Corporate Governance matters
Country or regional jurisdiction

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Where management have chosen to request the approval of shareholders to change the state or country of incorporation of the company we will consider the background to the proposal and background to the change.
If we consider the move is motivated solely to entrench management or restrict effective corporate governance we may not support the request.
Political donations
We will generally not support company proposals allowing companies to make political donations and will support shareholder proposals requiring companies to be transparent concerning such donations.
Corporate Lobbying
In general, we will support seeking greater transparency on company lobbying, except where covered by existing legislation and where the company meets such regulation, unless there is a direct reputational risk.
For UK listed companies we may support proposals put forward by companies to make contributions to industry associations that fall under the technical scope of EU legislation, provided that a defined materiality threshold and limit has been disclosed, in line with market practice.
Financial assistance and related party transactions
We will generally not support management proposals seeking to provide financial assistance to specific third party linked entities, unless a clear rationale has been provided.
We will sanction related party transactions that are not in line with shareholders' interests and/or when disclosure is below best market practice.
Articles of Association
We will generally not support a resolution when a lack of disclosure results in shareholders not being able to make an informed voting decision.
Shareholder proposals
We will review shareholder proposals not covered elsewhere in this policy on a case-by-case basis and may choose to support a resolution raised if we believe it to be in shareholder's interests.
We may choose not to support proposals which are too binding or may restrict management's ability to find an optimal solution. We will also endeavor to assess management's initiatives to mitigate the issue raised.
Appendix 1
Stewardship Committee
UBS Asset Management has established a Stewardship Committee. The Committee will be chaired by the Head of Investments, who will set the membership and who may invite other attendees to present information or offer subject matter expertise on pertinent subjects and may appoint other standing attendees.
The Chair is responsible for:
Setting the Committee agenda.
Leading the Committee activities and meetings.
Appointing the Committee Secretary.
Following Stewardship Committee approval, facilitating the approval by the UBS AM Executive Committee of any changes to this Proxy Voting policy.

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Following Stewardship Committee approval, facilitating any further business approval of membership of any organization that UBS AM plans to join in relation to ESG/ Stewardship.
The Committee Chair will escalate risks and issues in a timely and constructive manner to the President of Asset Management and Head of Compliance & Operational Risk Control (C&ORC), as appropriate.
The Chair will further escalate any relevant issues to the appropriate legal entity Management Committee/ Front to Back Committee for specific impacted legal entities, as described in the formal Terms of Reference.
The Stewardship Committee shall have authority over funds and discretionary client mandates where the traditional business of UBS Asset Management has been granted voting authority. Where a fund specific board has underlying responsibility for voting rights this committee will inform the relevant fund board of the decisions and actions taken, upon request.
The Committee Members are responsible for:
Approving/ resolving proxy votes that are proposed to deviate from UBS Proxy Voting policy guidelines, including where we vote upon shares held in UBS Group on behalf of client portfolios.
Reviewing and approving votes where the Sustainable Investing team is unable to reach consensus with and among the portfolio management teams.
Reviewing and approving membership of any organization that UBS Asset Management intends to join in relation to ESG/ Stewardship.
Reviewing and approving requests to participate in the filing of a shareholder resolution.
Reviewing and approving the Proxy Voting policy annually, including any changes to scope of country coverage, and approving updates as required.
The Committee shall meet quarterly. In addition, ad-hoc meetings may be held at the discretion of the Chair should matters arise that warrants Committee review. The Committee can also perform duties on ad-hoc basis via email, as required, in respect of voting approvals.
Votes in respect of approval of votes proposed to deviate from UBS Proxy Voting policy shall be representative of a majority of votes cast (4 at least out of the 6). If a committee member is not available, a deputy may represent a member in terms of voting, and if no vote is received from either the member or the deputy within the time limit, then the decision will be determined by the majority of votes by the deadline.
The Chair appoints the Secretary of the Committee, who is responsible for preparing and collating the Committee documentation, and maintaining the agenda, minutes, action and risk logs. Minutes record all decisions taken and all actions agreed. Minutes are circulated to Committee members, attendees and such other persons as the Chair determines.
When important or complex matters are to be dealt with at a meeting, the member putting forward the proposal must provide the Committee Secretary with appropriate documentation sufficiently beforehand. The Committee Secretary is responsible for distribution to the Committee. Minutes are formally approved during the course of the immediate following Committee meeting.
Interaction with Company and Board of Directors
In seeking to have a good understanding of the companies in which we invest, we will seek to have regular dialogue and meetings between our investment analysts, portfolio managers, sustainability/governance specialists and company management, including, at times, members of the board of directors.
These meetings enable us to:
Have discussions regarding corporate strategy and objectives.
Make an assessment of management's performance.
Monitor a particular company's development over time and assess progress against our expectations as investors.
Outline what our expectations are and explain our view on important issues.

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Formal Communications with Company Boards
Nothing in this document should be interpreted as to prevent dialogue with an investee company and/or its advisers by a sector or industry analyst, sustainability/governance specialist or other appropriate senior investment personnel when a company approaches us to discuss governance issues, or resolutions they wish to include in their policy statement.
Where we suspect poor corporate governance standards or sustainability practices may negatively impact the long-term valuation of the company (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.
If action is considered necessary, we will attempt to arrange a meeting with one or more non-executive (outside) directors to gather additional information, learn more about the company's corporate governance practices and communicate our concerns.
If it is determined that appropriate corporate governance practices are not present or are unlikely to be put in place, then we may:
Formally communicate our views to the Chair of the Board or the full Board of Directors.
Reflect our positions through our votes at the shareholders' general meeting.
Contact other shareholders regarding our concerns.
Divest our position in the company.
Any such steps may only be taken in compliance with applicable legislation.
Contacting the Media
UBS Asset Management generally will not comment on any matters relating to corporate governance or proxy issues of any individual company. This policy is based on issues of client privilege as well as assuring compliance with various regulations. Requests from the media for general information relating to the policy, comments on corporate governance or proxy issues relating to a specific security or general, non-specific issues related to corporate governance, should be directed via our UBS Media Relations / Communications groups, who will determine, in liaison with our Compliance officers, if there is to be an exception to this policy.
Proxy Voting Process
We have established a dedicated Stewardship team to manage our proxy voting process.
The team shall:
Take necessary steps to determine that we have received ballots for all accounts over which we have voting authority and where we intend to vote.
Instruct relevant parties to recall, if possible and practical, securities that are currently on loan so that they may be voted on controversial proxy matters.
Implement procedures to identify potential conflicts and vote such proxies in accordance with our Conflict of Interest process.
Implement procedures to vote proxies in accordance with a client direction if applicable.
Represent UBS Asset Management on relevant market working groups with the view to improving best practices in the area of governance and voting. Participation in such groups will be approved by the Stewardship Committee.
Proxy Voting Disclosure Guidelines
Upon request or as required by law or regulation, UBS Asset Management will:
Inform the company (not their agent) where we have decided to vote against any material resolution at their company. Companies may also be provided with the number of shares we own in them.

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Respond to a proxy solicitor or company agent acknowledging receipt of the proxy materials, inform them of our intent to vote and if, at that time, whether we have voted or not. We will not disclose the manner in which we have voted or the number of shares we own in a company.
Disclose to a client or client's fiduciaries, the manner in which we exercised voting rights on behalf of the requesting client.
Inform a client of our intended vote.
Disclaimer
In some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Compliance & Operational Risk Control Department (C&ORC) will be contacted to ensure adherence to UBS Asset Management Corporate Governance principles.
Other than as described above we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our policy.
We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chair of the Stewardship Committee and regional Compliance & Operational Risk Department.
Proxy Voting Reporting
Our aggregated voting record is disclosed on a quarterly basis and available on our website at the following link:
https://www.ubs.com/global/en/asset-management/investment-capabilities/sustainability.html
For our regulated funds in the USA, Canada and Australia we also disclose our voting record on a fund- by-fund basis, which is also posted to our website.
Proxy Voting Conflict of Interest Procedures
UBS Asset Management is a wholly owned subsidiary of UBS Group AG, a leading publicly listed financial services group.
We are committed to acting in a consistent and transparent manner. Our principal objective when considering how to vote, or whether to engage with a company, is to ensure that we fulfil our fiduciary duty by acting in the interests of our clients at all times.
Situations where actual and potential conflicts of interest can arise include where:
The interests of one client conflict with those of another client of UBS Asset Management.
UBS Asset Management invest on behalf of our clients in publicly listed shares of UBS Group AG.
The listed company whose shareholder meeting is being voted upon is a client UBS Asset Management.
Affiliates within the wider UBS Group act as advisor to the company.
Board members of UBS Group AG serve on the board of an external company, where UBS Asset Management shall be voting upon their election to the board.
The interests of an employee of UBS Asset Management directly conflict with the interests of a client of UBS Asset Management.
In addition to the Proxy Voting Disclosure Guidelines above, UBS Asset Management has implemented the following guidelines to address potential conflicts of interest that arise in connection with our exercise of voting rights.
We exercise voting rights in line with UBS guidance and principles and retain a record of any deviation from UBS policies.

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Where UBS Asset Management is aware of a conflict of interest in voting a particular proxy, a vote will be cast in line with UBS policy guidelines, unless it is identified that such a vote would not be in the best interests of our clients. In that event the Stewardship Committee will be notified of the conflict and will review whether a vote in line with UBS policy guidelines would be in the best interests of clients and remains consistent with UBS Principles. This includes where UBS Asset Management is invested into publicly listed shares of UBS Group on behalf of our clients.
As it relates to the voting of UBS shares we will vote in accordance with our internal conflict process, as with all other companies we invest in for clients. This is based upon UBS Asset Management policies and principles. We shall document the rationale for our vote. Exceptions to this policy may be appropriate or necessary where the Stewardship Committee determines that it is prudent to engage an independent fiduciary to manage the voting decision and/or process.
In the event that UBS Asset Management are responsible for voting rights over a client portfolio that is invested into units of a publicly traded UBS investment or mutual fund, any such voting rights will not be exercised in the event that the fund announces a meeting of unitholders. In such cases any voting rights must be exercised directly by the external client or end beneficiary.
Under no circumstances will our proxy voting decisions be influenced by our general business, sales or marketing, with impacted functions remaining outside of our voting decision process.
UBS Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. UBS officers are not permitted to discuss voting intentions with an Affiliate and if they are contacted by an Affiliate, contrary to our policy, the contact will refer the matter to our Compliance & Operational Risk group. The Chair of the Stewardship Committee will also be advised, who may advise the President, AM. In specific circumstances our Compliance group may discuss the matter with their counterparts at Affiliates.
UBS provide specific and periodic training for employees outlining their responsibilities in relation to conflicts of interest.
Where UBS Group has provided seed capital to a fund of UBS Asset Management (UK) Ltd any voting rights arising from such capital will not be exercised.
Disclaimer
Legal and Compliance & Risk personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers. In the event of any issue arising in relation to Affiliates, the Chair of the Stewardship Committee must be advised, who will in turn advise the Chief Risk Officer.
Record Keeping
UBS Asset Management will maintain records of proxies voted. Such records include copies of:
Our policies and procedures.
Proxy statements received.
Votes cast per client.
Number of shares voted per account.
Communications received and internal documents created that were material to the voting decision.
A list of all proxies where it was determined a potential conflict existed and any written rationale created or approved by the Stewardship Committee supporting its voting decision.
Use of proxy voting advisory services
In order for us to meet our stewardship responsibilities it is essential that we have access to accurate information regarding the corporate governance structure, ESG practices and shareholder meetings of operating companies in which we invest on behalf of our clients and funds.
Taking into account the number of operating companies invested across our range of capabilities, we use the services of a specialist provider for a number of services, to supplement our own assessments.

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We have selected Institutional Shareholder Services (ISS) to provide proxy advisory services. ISS are a leading proxy advisory firm, with the appropriate competency, capacity and systems to provide this service on a global basis.
The proxy voting related research and recommendations provided to us by ISS are based upon the proxy guidelines contained in this policy document. We do not delegate our voting responsibilities to ISS and retain full discretion when determining how to vote shares held for our clients and funds.
We regularly monitor the services provided to us by ISS and other external vendors, including performing an annual due diligence on the compliance policies, controls, procedures and quality of service provided.
We further require information regarding how the vendor manages any conflicts of interest that may arise through certain affiliations or business practices.
Investment Companies/Funds
The guidelines detailed in this Policy are designed for and intended to apply to the operating companies we invest in on behalf of our clients.
While the principles of this Policy may also apply generally to investment companies or funds that we invest in on behalf of our clients, investment companies and funds often function differently than operating companies, and as a result, the specific guidelines may not apply in the same manner and may not be applicable or followed with respect to investment companies or funds
Appendix 2
Special Disclosure Guidelines for Registered Investment Company Clients (the “Funds”)
Registration Statement
Management is responsible for ensuring the following:
That this policy and procedures, which are the policy and procedures used by the investment adviser on the Funds' behalf, are described in the Statement of Additional Information (SAI). The policy and procedures may be described in the SAI or attached as an exhibit to the registration statement.
That the SAI disclosure includes the procedures that are used when a vote presents a potential conflict between the interests of Funds' shareholders, on the one hand, and those of the Funds' investment adviser, principal underwriter or any affiliated person of the Funds, their investment adviser, or principal underwriter, on the other.
That the SAI disclosure states that information regarding how the Funds voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Funds' website, or both; and (ii) on the Securities and Exchange Commission's (Commission) website. If a request for the proxy voting record is received, the Funds must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practical after filing the report with the Commission, and must remain available on the website as long as the Funds disclose that it is available on the website.
Shareholder Annual and Semi-annual Report
Management is responsible for ensuring the following:
That the Funds' shareholder reports contain a statement that a description of this policy and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the Funds' websites if applicable; and (iii) on the Commission's website. If a request for the proxy voting record is received, the Funds must comply within three business days by first class mail.
That the report contain a statement that information regarding how the Funds voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number or on or through the Funds' websites, or both; and (ii) on the Commission's website. If a request for the proxy voting record is received, the Funds must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practical after filing the report with the Commission, and must remain available on the website as long as the Funds disclose that it is available on the website.

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Form N-PX
Management is responsible for ensuring the following:
That this policy and procedures are described in Form N-CSR. In lieu of describing these documents, a copy of this policy and procedures may simply be included with the filing. The Commission's preference is that the procedures be included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.
That the N-CSR disclosure includes the procedures that are used when a vote presents a potential conflict between the interests of Funds' shareholders, on the one hand, and those of the Funds' investment advisers or principal underwriters, on the other hand.
That the securities lending agreement used by the Funds will provide that when voting or consent rights that accompany a loan pass to the borrower, the Fund or Funds making the loan will have the right to call the loaned securities to permit the exercise of such rights if the matters involved would have material effect on the applicable Fund's investment in the loaned security.
That each Fund files its complete proxy voting records on Form N-PX for the 12-month period ended June 30 by no later than August 31 of each year.
That any material issues arising in connection with the voting of Fund proxies or the preparation, review and filing of the Funds' Form N-PX are reported to the Funds' Chief Compliance Officer (“ Funds' CCO”).
Oversight of Disclosure
The Funds' CCO shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds' CCO shall recommend to the Fund Boards any changes to these policies and procedures that he or she deems necessary or appropriate to ensure that the Fund complies with relevant federal securities laws.
Appendix 3
Responsible Parties
The Chief Compliance Officer of UBS Asset Management (“Adviser's CCO”) or his/her designees shall be responsible for monitoring and enforcing this policy.
Documentation
Monitoring and testing of this policy will be documented in the following ways:
Annual review by Funds' CCO and Adviser's CCO of effectiveness of this policy and associated procedures.
Annual Report of Funds' CCO and Adviser's CCO regarding the effectiveness of this policy and associated procedures.
Periodic review of any proxy service vendor by the Funds' CCO and Adviser's CCO.
Periodic review of any proxy votes by the Regional Committee for the Americas.
Compliance Dates
File Form N-PX by August 31 for each registered investment company client.
Annual review by the Funds' CCO and Adviser's CCO of the effectiveness of these procedures.
Form N-CSR, Shareholder Annual and Semi-Annual Reports, and annual updates to Fund registration statements as applicable.
Other Policies
Other policies that this policy may affect include:
Recordkeeping Policy.
Affiliated Transaction Policy.

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Code of Ethics.
Risks Addressed by this policy
This policy is designed to address the following risks:
Failure to provide required disclosures for investment advisers and registered investment companies.
Failure to identify and address potential conflicts of interest.
Failure to provide adequate oversight of third party service providers.
Failure to vote proxies in the best interests of clients and funds.
VICTORY CAPITAL MANAGEMENT INC.
PROXY VOTING POLICIES AND PROCEDURES
It is Victory Capital’s policy to vote the Portfolio’s proxies in the best interests of the Portfolio and its shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Portfolio assets. To assist it in making proxy-voting decisions, Victory Capital has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by Victory Capital’s Proxy Committee (“Proxy Committee”) and revised when the Proxy Committee determines that a change is appropriate.
Voting under Victory Capital’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. Victory Capital delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for its clients, subject to oversight by the Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Victory Capital.
Victory Capital’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Portfolio or if required by the client. In such cases, Victory Capital may consider, among other things:
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the effect of the proposal on the underlying value of the securities
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the effect on marketability of the securities
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the effect of the proposal on future prospects of the issuer
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the composition and effectiveness of the issuer’s board of directors
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the issuer’s corporate governance practices
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the quality of communications from the issuer to its shareholders
Victory Capital may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the Portfolio’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
The following examples illustrate the Victory Capital’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether Victory Capital supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.
Directors
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Victory Capital generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.
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Victory Capital generally supports proposals for an independent chair.
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Victory Capital generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

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Victory Capital reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.
Capitalization & Restructuring
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Victory Capital generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.
Mergers and Acquisitions
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Victory Capital reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.
Compensation
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Victory Capital reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.
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Victory Capital will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.
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Victory Capital will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.
Social and Environmental Issues
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Victory Capital generally supports standards-based ESG shareholder proposals that enhance long-term shareholder and stakeholder value while aligning the interests of the company with those of society at large. In particular, the policy will focus on resolutions seeking greater transparency and/or adherence to internationally recognized standards and principles.
Victory Capital may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team's opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Portfolio's best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
Occasionally, conflicts of interest arise between Victory Capital’s interests and those of the Portfolio or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, Victory Capital will seek the opinion of its chief compliance officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, Victory Capital reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.
WELLINGTON MANAGEMENT COMPANY LLP
Global Proxy Policy & Procedures:
INTRODUCTION
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington

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Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.
STATEMENT OF POLICY
Wellington Management:
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Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
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Votes all proxies in the best interests of the client for whom it is voting.
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Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
RESPONSIBILITY AND OVERSIGHT
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.
PROCEDURES
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
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Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”,
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“Abstain”) are voted in accordance with the Guidelines.
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Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
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Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
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Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

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Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.
OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).
Dated: 1 September 2020
Global Proxy Voting Guidelines:
Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long- term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies.

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Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, considering its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best interest of its clients.
Our approach to stewardship
The goal of our stewardship activities — engaging with companies and voting proxies on our clients’ behalf — is to support decisions that we believe will maximize the long-term value of securities we hold in client portfolios. The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies only to public equities.
In addition to our extensive research on sustainable investing, we partner with leading organizations to educate ourselves and provide leadership on asset management perspectives relevant to our stewardship activities. These include the Principles of Responsible Investment (PRI), Ceres, the Global Impact Investing Network (GIIN), Toniic, and the UN Sustainable Development Goals.
We are signatories and members of the following stewardship codes and industry initiatives: UK Stewardship Code, Japan Stewardship Code, Hong Kong Principles of Responsible Ownership, Investor Stewardship Group (US), the International Corporate Governance Network, the Asian Corporate Governance Association, the Investor Forum (UK), the Task Force for Climate-Related Financial Disclosure (TCFD), ClimateAction100+, the Transition Pathway Initiative, CDP (formerly Carbon Disclosure Project), the PRI Statement on ESG in credit ratings, and GRESB.
Asset manager stewardship extends beyond consideration of ESG issues to any area that may affect the long-term sustainability of an investment. While the objectives of ESG integration could be limited to risk mitigation and sustainable value assessment, stewardship’s aim is sustainable value creation. In our view, this can be accomplished by monitoring company behavior, engaging with boards and management teams, and voting proxies. These activities have long been part of Wellington’s investment ethos, so we embrace the industry’s heightened focus on stewardship.
Engagement
Direct engagement with company management on strategy, financial performance and risk, capital structure, and ESG considerations, is central to our investment process and is coordinated with voting in our stewardship practices. Direct, persistent contact with company management and boards of directors, both in our offices and with on-site company visits, informs a substantial portion of our company research. Our investors host more than 10,000 company meetings around the world each year. Maintaining this ongoing dialogue is central to how we implement our stewardship responsibilities and informs the investment decisions we make on behalf of our clients.
Prioritization of stewardship activities is a bottom-up process that requires numerous inputs, including level of ownership and materiality of industry- and company-specific risks. Through engagement we seek to gain differentiated insights, develop productive ongoing dialogue, and impact company behavior. In addition to the objectives established for specific company engagements, the ESG Research Team annually sets stewardship priorities relevant across companies and sectors for the coming year.
As a large firm that has been investing in nearly all sectors of the global securities markets for decades, we have ongoing, direct access to company management. Give the number of meetings we conduct, the breadth of our contacts, and the quality of discourse we require, this degree of access is invaluable. We prefer to engage privately with investee companies, which encourages an open, constructive, lasting dialogue. We seek to ensure that companies are acting in the best interest of their capital providers, in the same way we are responsible for acting in the best interest of our clients.
We take a multidisciplinary approach in our engagement process, including perspectives from equity, industry, fixed income, and ESG analysts for a richer dialogue. Our company meetings are open to all interested investment personnel. Our central-research collaboration platform and other forums, such as our daily Morning Meeting, facilitate insight and information sharing. Diversity of perspectives is a key strength of our model, as it encourages debate, which can ultimately help reinforce conviction in investment decisions.
Cultivating relationships with other asset management firms, academia, and broader industry organizations allows us to share insights on corporate governance trends and local market considerations. Whenever permissible under applicable laws and regulations we may communicate with other firms to reach an outcome that is in our clients’ best interest. We also speak with business partners, employee representatives, suppliers, and nongovernmental organizations, where this dialogue may provide incremental insight into how a company considers its various stakeholders.

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Board engagement
We believe meeting directly with corporate boards can enhance discussions about long-term material ESG issues, complement our ongoing conversations with management teams, and help us assess a board’s effectiveness — which is challenging to do using company disclosures alone. We believe this ongoing dialogue benefits board members as well. Engagement with active managers provides an opportunity for directors to ask questions, gain market insights, and hear how the company compares with peers. Questions from investors often signal emerging areas of emphasis for a company. We view it as a missed opportunity and negative signal when directors appear defensive or dismissive of external perspectives. We believe continuous dialogue with investors can help ensure honest feedback and foster trust and transparency, which may enable both parties to anticipate and manage potential issues.
Our approach to voting
We vote proxies in what we consider to be the best interests of our clients as shareholders and in a manner that we believe maximizes the value of their holdings. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. We prefer that clients delegate voting responsibility to their portfolio managers. The Investment Stewardship Committee, a cross-functional group of experienced professionals, establishes Wellington Management’s Proxy Voting Guidelines.
The ESG Research Team examines proxy proposals on their merits and recommends voting against proposals that we believe would have a negative effect on shareholder rights or the current or future market value of the company’s securities. This team also provides recommendations to each portfolio manager who makes the final decision for their client portfolios, absent a material conflict of interest. Consistent with our community-of-boutiques model, portfolio managers occasionally arrive at different voting conclusions for their clients, resulting in a split decision for the same security. This robust set of voting procedures and the deliberation that occurs prior to a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Voting Guidelines
Board composition and role of directors
We believe that shareholders’ ability to elect directors annually is an important shareholder right. While we generally support management nominees, we will withhold votes for any director who acts against shareholders’ best economic interests. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support, implement poison pills without shareholder approval, fail to attend at least 75% of scheduled board meetings, or serve on an excessive number of public company boards (see Director attendance and commitment below). We support proposals to declassify a board and enable annual director elections.
In our assessment of board effectiveness, we seek to understand how the board collaborates with management and delineates responsibilities. This is why direct engagement with board members is such an important part of our investment process. We look for indications that directors foster healthy debate in the boardroom, develop constructive relationships with management, and challenge the team when appropriate. Where we see opportunities for improvement, we use these discussions to provide feedback and explain how changes we suggest can benefit our clients, the ultimate owner of the company’s securities.
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer- serving board members. Succession planning is a key topic during many of our board engagements. Companies in certain markets are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board independence
In our view, boards can best represent shareholders when enough directors are present to challenge and counsel management. We believe that most board members should be independent, as defined by the local market regulatory authority. This is particularly true of audit, compensation, and nominating committees.
At times, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for independence. To determine appropriate minimum levels of board independence, we look to the prevailing market best practices; two-thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board — including statutory auditors — is less than one-third independent.

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Because boards are responsible for overseeing execution, evaluating and compensating top management, and coordinating CEO succession, we believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support management proposals to separate the chair and CEO or establish a lead director, but we take a case-by-case approach in assessing corporate leadership structures. For example, we may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management. However, after the transition, we expect the board to appoint an independent chair and account for separate roles in succession planning. Through engagement and voting, we continue to encourage boards to signal the importance of oversight on behalf of shareholders through the adoption of this leadership structure.
Board diversity
We believe boards that reflect a wide range of perspectives create shareholder value. Diverse boardrooms help companies make better strategic decisions and navigate increasingly complex issues, including geopolitical risks, regulatory intricacies, disruptive technologies, and shareholder activism.
We encourage companies to consider the widest possible pool of skilled candidates. We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. Though we understand that gender is just one of many facets of diversity, we focus our voting policy on gender diversity because it is easily measured and governance standards for gender diversity already exist in several markets. We address other aspects of diversity through our engagements with companies. While some industries have a relatively small number of women and other diverse executives in senior roles, we are generally unpersuaded by the contention that a board cannot find any qualified diverse directors.
We reserve the right to vote against the reelection of the nomination and/or governance Chair if we think a board is not meeting local market standards from a diversity perspective. In defining the market standard, we refer to quotas established by local governance codes, which exist in many European markets. In the US, we look for at least one female on the board in the US as a minimum standard. If the Nomination and/or Governance Chair is not up for reelection, we may vote against other committee members, including the Board Chair.
Director attendance and commitment
We consider attending at least 75% of board meetings to be a minimum requirement and may vote against directors who fall below that threshold. We also expect directors to have the time and energy to fully commit to the company and fulfill their board-related responsibilities. Our internal voting guidelines define professional directors as “over- boarded” when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own. Representation on boards of affiliate or subsidiary public companies do not count toward these thresholds, as we recognize that these are extensions of the directorship on the parent company board. We may make exceptions to this approach to accommodate prevailing market standards. We may also consider a director’s role on the board in assessing his or her overall commitments. For example, we would look less favorably on a director serving as chair of multiple audit committees given the time commitment required by this role.
Majority vote on election of directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.
Generally, we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Contested director elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.
Compensation

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Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients. We may also support poorly structured plans where we have seen some improvement, recognizing compensation committees’ willingness to engage with shareholder and implement recommendations that enhance the plan. We support the right to vote on compensation plans annually.
In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:
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Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.
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Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
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Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.
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Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance, and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
We seek to establish mutually beneficial dialogues with companies regarding their compensation policies. Where we see opportunities for improvement, we provide feedback and explain how the suggestions can benefit our clients. We use voting, an extension of our engagement efforts, to convey our views and drive change, if necessary. We expect compensation committees to respond to shareholder engagement and voting outcomes, and to disclose how these external perspectives are considered in the committee’s decisions.
Approving equity incentive plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciate rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).
Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g. if only executives can participate) or plans that offer shares at a significant discount.
Non-executive director compensation
Finding highly qualified individuals that bring unique skillsets to a board is not easy. When a potential fit is found, we want companies to be able to compensate a director competitively. We understand that excessive compensation may undermine a director’s independence, however, so we expect companies to strike this balance accordingly.

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We expect companies to disclose non-executive director compensation. We prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.
Severance arrangements
We will oppose excessively generous arrangements but may support agreements that encourage management to negotiate in shareholders’ best interest. Because we believe severance arrangements require special scrutiny, we generally support proposals calling for shareholder ratification. We are also mindful of the board’s need for flexibility in recruitment and retention; therefore, we will oppose limitations on board compensation where respect for industry practice and reasonable overall levels of compensation have been demonstrated.
Clawback policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of clawback policies.
Audit quality and oversight
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. The Big Four global audit firms currently control the market but face minimal regulation. In the UK, recent corporate audit failures have increased regulatory pressures, leading to proposed rules such as mandating joint audits and operational splits. While scrutiny in the US is less intense and regulation is less likely in the near term, in our view, regulatory boards, including the SEC and Public Company Accounting Oversight Board (PCAOB) are becoming more active. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.
Shareholder voting rights
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote). Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares (see below).
Multiple voting rights
More companies choose to go public with a dual-class share structure, a controversial practice that can raise governance and performance concerns. In our view, dual-class shares are problematic because of the misalignment they can create between shareholders’ economic stake and their voting power, and for the control they often give a small number of insiders who may make decisions that are not in the interests of all shareholders. Index providers’ actions to address this issue and encourage one share, one vote structures could have significant implications for investors, but we believe these can be mitigated by active management and thoughtful stewardship.
We believe sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within three to five years.

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Without a sunset clause, we would prefer that a company eliminate a dual-class share structure, as shareholders’ voting power should be reflected by their economic stake in a company. Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years, because they create misalignment of voting power and economic interest.
Proxy access
We believe shareholders should have the right to nominate director candidates on management’s proxy card. We will generally support shareholder proposals seeking proxy access unless current policy is in-line with market norms.
Special meeting rights
We believe the right to call a special meeting is a shareholder right, and we will support such proposals at companies that lack a special-meeting ownership threshold. We also will support proposals lowering thresholds not in-line with market norms. If shareholders are granted the right to call special meetings, we generally do not support written consent.
Mergers and acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients. In conducting our assessment, equity and ESG analysts collaborate to analyze the fundamental and governance implications, if applicable, to advise portfolio managers in their vote decisions.
Capital structure and capital allocation
Increases in authorized common stock
We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.
Capital allocation (Japan)
Because poor capital stewardship has led to a lack of shareholder value creation in some Japanese companies, we have begun to hold board chairs accountable for persistently low returns on equity (ROE), using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place and we feel they shouldn’t be punished for the past CEO/Chair’s record.
Environmental and social issues
Consistent with our ESG integration philosophy, we assess portfolio companies’ performance on environmental and social issues we deem to be material to long-term financial performance, and we support shareholder proposals where we think doing so can encourage improvement on relevant issues. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis, and we expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we will provide clarification via direct engagement.
Climate change
As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. As supporters of the Task Force on Climate-related Financial Disclosures (TCFD) recommendations, we actively engage with portfolio companies to encourage adoption. We believe that climate change poses a material risk across sectors and geographies, so understanding how companies are assessing and managing climate risk is key to making informed investment decisions for our clients. For this reason, we generally support shareholder proposals asking for improved disclosure on climate risk management and we expect to support those that request alignment of

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business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.
We have been pleased to see rising adoption of the TCFD framework in response to shareholder recommendations. Reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate-related risks. However, so far, many disclosures have been incomplete. Most make scant mention of the physical risks posed to their business by a changing climate. We will continue focus our stewardship activities in this area, and we are encouraging companies to provide more detail.
To help us do this, are leveraging findings from our collaborative initiative with Woods Hole Research Center (WHRC), the world’s leading independent climate research organization, and established disclosure guidance to help companies improve their physical risk disclosures. We believe integrating the work of WHRC’s climate scientists and our investment research teams enables us to ask nuanced questions about specific physical risks and more accurately test climate-risk assumptions embedded in companies’ strategies. By narrowing our engagement dialogue to address relevant threats, we believe we can encourage companies to take early action to address these threats, potentially improving long-term investment outcomes for shareholders.
Corporate culture, human capital, and diversity & inclusion
The ability to perpetuate a strong, inclusive culture; align management incentives accordingly; and incorporate employee feedback contributes to a company’s competitive position. Since culture is challenging to assess from the outside, we examine a company’s holistic approach. For example, we evaluate whether a company has a well- articulated culture statement and talent development strategy. To us, these efforts suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and negative — so we can monitor patterns and hold them accountable for implementing changes based on the feedback they receive, we consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.
Understanding how a company cultivates its human capital is integral to our assessment of culture. In our view, attracting and retaining talent can create a competitive long-term advantage for any company. These efforts may take time to implement and realize results, but we maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. Companies that invest in and cultivate human capital are well-positioned to realize a competitive advantage and deliver better business outcomes.
As part of our focus on human capital, diversity and inclusion is an ongoing engagement issue. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity and inclusion strategy that seeks to improve metrics over time and align management incentives accordingly. Understanding gender pay equity is often part of our assessment, and we may support proposals asking for improved transparency.
We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. In recent years we have targeted US companies with male-only boards for proactive engagement on diversity and have seen many companies improve the diversity of their boards as a result. From 2020, we will vote against Nominating & Governance Committee Chairs at companies where the composition of the board continues to lag market standards or best practice.
Stakeholders and risk management
In our assessment of social risks, we pay attention to how companies treat a key stakeholder: their workforce. We look for signs of constructive labor relations if employees are unionized, and a focus on key employee concerns, such as safe working conditions and competitive compensation.
In recent years, discourse on opioids, firearms, and sexual harassment has put the potential for social externalities — the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities. Today, these are no longer just shareholder concerns; companies need to consider the opinions and actions of broader stakeholder constituencies, including employees, customers, and the public.

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In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.
Human rights
Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. Starting in late 2020, Australia’s newest regulation will also require asset owners to report on these risks in their portfolios. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. We may also support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.
Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
Conclusion
At Wellington, stewardship is a core part of how we deliver on our goal of maximizing the long-term value of the investments we make on behalf of our clients. In order to be the best possible stewards of that capital we engage meaningfully and continuously with our investee companies and do so with a multifaceted approach that brings our collective expertise to bear across financial, industry, credit, and ESG analysis. We look forward to continuing to engage with the management teams and directors of the companies we invest in as we seek to help them build long- term, sustainable value in their enterprises
April 2020
WESTERN ASSET MANAGEMENT COMPANY, LLC/WESTERN ASSET MANAGEMENT COMPANY LIMITED (“WESTERN ASSET”)
BACKGROUND
An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.
POLICY
As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.
While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).
In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

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PROCEDURE
Responsibility and Oversight
The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.
Client Authority
The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.
Proxy Gathering
Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.
Proxy Voting
Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:
a.
Proxies are reviewed to determine accounts impacted.
b.
Impacted accounts are checked to confirm Western Asset voting authority.
c.
Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)
d.
If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.
e.
Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.
f.
Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.
Timing
Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.
Recordkeeping

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Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:
a.
A copy of Western Asset’s policies and procedures.
b.
Copies of proxy statements received regarding client securities.
c.
A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
d.
Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.
e.
A proxy log including:
1.
Issuer name;
2.
Exchange ticker symbol of the issuer’s shares to be voted;
3.
Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.
A brief identification of the matter voted on;
5.
Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.
Whether a vote was cast on the matter;
7.
A record of how the vote was cast; and
8.
Whether the vote was cast for or against the recommendation of the issuer’s management team.
Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.
Disclosure
Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.
Conflicts of Interest
All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:
1.
Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
2.
Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and
3.
Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.
Voting Guidelines
Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.
Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

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I.
Board Approved Proposals
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:
Matters relating to the Board of Directors
Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:
a.
Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.
b.
Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
c.
Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
d.
Votes are cast on a case-by-case basis in contested elections of directors.
2.
Matters relating to Executive Compensation
Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
a.
Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
b.
Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
c.
Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
d.
Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.
3.
Matters relating to Capitalization
The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.
a.
Western Asset votes for proposals relating to the authorization of additional common stock.
b.
Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
c.
Western Asset votes for proposals authorizing share repurchase programs.
4.
Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions
Western Asset votes these issues on a case-by-case basis on board-approved transactions.
5.
Matters relating to Anti-Takeover Measures
Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

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a.
Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
b.
Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.
6.
Other Business Matters
Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.
a.
Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.
b.
Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.
II.
Shareholder Proposals
SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:
1.
Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.
2.
Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.
3.
Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.
III.
Voting Shares of Investment Companies
Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.
1.
Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.
2.
Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.
IV.
Voting Shares of Foreign Issuers
In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.
1.
Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
2.
Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.
3.
Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
4.
Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.
RETIREMENT ACCOUNTS

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For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.
In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.
WILLIAM BLAIR INVESTMENT MANAGEMENT, LLC
Under rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act for an investment adviser to exercise voting authority with respect to client securities, unless:
the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients the adviser describes its proxy voting procedures to its clients and provides copies on request, and the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.
This statement sets forth the proxy voting policy and procedures of William Blair Investment Management, LLC (“WBIM”). It is provided to all covered clients as described below even if WBIM currently does not have authority to vote proxies for their account.
The Department of Labor (“DOL”) has stated that the fiduciary act of managing plan assets by an investment adviser generally includes the authority to vote proxies for shares held by a plan unless the plan documents reserve this authority to some other entity. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. WBIM is a registered investment adviser under the Investment Advisers Act of 1940. The Securities and Exchange Commission (“SEC”) requires registered investment advisers to implement a proxy voting policy and procedures with respect to the voting of proxies for its advisory clients. Registered investment advisers are required to identify potential conflicts involved in the voting of proxies and meet specific recordkeeping and disclosure requirements. On June 30, 2014, the staff of the SEC Divisions of Investment Management and Corporation Finance issued Staff Legal Bulletin No. 20, which provides guidance on investment advisers’ responsibilities in voting client proxies and retaining proxy advisory firms.  On August 21, 2019, the staff of the SEC Division of Investment Management issued Release Nos. IA-5325 and IC-33605, Commission Guidance Regarding Proxy Voting Responsibilities of Investment Advisers. This policy is intended to comply with the applicable rules and guidance of the DOL and the SEC.
General Policy
WBIM shall vote the proxies of its clients solely in the best interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them, and shall not place WBIM’s own interests ahead of the interests of its clients. WBIM shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. WBIM is not responsible for voting proxies it does not receive in a timely manner. However, WBIM will make reasonable efforts to obtain missing proxies. For clients participating in a securities lending program via their custodian, WBIM will not be eligible to vote proxies for the portion of shares on loan.
WBIM has adopted the Voting Guidelines of an independent proxy advisory firm (the “Proxy Administrator”)1. All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines, which are designed to address matters typically arising in proxy votes. In instances where WBIM has implemented a client provided proxy voting policy, WBIM will vote in accordance with the client’s policy at all times even if the client’s policy is inconsistent with WBIM’s vote. In the case when nominee voting is not allowed it may be impractical for WBIM to participate in those particular votes.
WBIM does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, the Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise. For issues not covered or to be voted on a “Case-by-Case” basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Committee. In addition, portfolio managers and analysts covering specific companies are responsible for monitoring

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significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Committee of circumstances where the interests of WBIM’s clients may warrant a vote contrary to the Voting Guidelines. In such instances, the portfolio manager or analyst will submit a written rationale to the Proxy Committee. In each case, the Proxy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Committee reviews the Proxy Voting Policy and procedures annually and shall revise its guidelines as events warrant.
Conflicts of Interest Policy
WBIM is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:
An affiliate of WBIM has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months
A principal or employee of WBIM or an affiliate currently serves on the company’s Board of Directors
WBIM, its principals, employees and affiliates, in the aggregate, own 1% or more of the company’s outstanding shares
The Company is a client of WBIM
In the event that any of the above potential conflicts of interest arise, the Proxy Committee will vote all proxies for that company in the following manner:
If our Voting Guidelines indicate a vote “For” or “Against” a specific issue WBIM will continue to vote according to the Voting Guidelines
If our Voting Guidelines have no recommendation or indicate a vote on a “Case-by-Case” basis, WBIM will vote consistent with the voting recommendation provided by the Proxy Administrator
Oversight of Proxy Administrator
WBIM believes that contracting with the Proxy Administrator to provide services including:
Providing research and analysis regarding the matters subject to a vote
Promulgating general voting guidelines
Making voting recommendations on specific matters subject to vote can reduce burdens for WBIM and potentially reduce costs for WBIM clients as compared to conducting them in-house.
WBIM shall provide reasonable oversight of the Proxy Administrator. In providing oversight, WBIM will seek to ascertain whether the Proxy Administrator has the capacity and competency to adequately analyze proxy issues. Specific oversight responsibilities will include the following:
On at least an annual basis, the Proxy Committee will assess:
Whether the Proxy Administrator has the competency and capacity to adequately analyze the matters for which WBIM is responsible for voting, including the adequacy and quality of the Proxy Administrator’s staffing, personnel and technology
Assess whether the Proxy Administrator has adequate policies and procedures to:
Enable it to make proxy voting recommendations based on current and accurate information, including whether it has an effective process for seeking timely input from issuers and its clients with respect to, for example, its proxy voting policies, methodologies, and peer group constructions, including for “say-on-pay” votes
If peer group constructions are a component of the evaluation does the Proxy Administrator incorporate appropriate input in formulating its methodologies for construction of peer groups, including taking into account unique characteristics of the issuer including, to the extent available,

379

The issuer’s size
Its governance structure
Its industry and any particular practices unique to that industry
Its history
Its financial performance
Identify and address conflicts of interest relating to its voting recommendations, including:
Conflicts relating to the provision of proxy voting recommendations and proxy voting services generally
Conflicts relating to activities other than proxy voting recommendations and proxy voting services generally
Conflicts presented by certain affiliations, including whether a third party with significant influence over the Proxy Administrator has taken a position on a particular voting issue or voting issues more generally
Are the Proxy Administrator’s methodologies used in formulating recommendations adequately disclosed such that WBIM can understand the factors underlying the recommendation
Identify the nature of any third-party information sources the Proxy Administrator uses as a basis for its recommendations and when and how it engages with issuers and third parties
Provide adequate disclosure of the Proxy Administrator’s actual and potential conflicts of interest with respect to the services it provides to WBIM, including whether the Proxy Administrator has provided consulting services to an issuer, and, if so, any compensation paid or whether a proponent of a shareholder proposal or an affiliate of the proponent is or has been a client of the Proxy Administrator
WBIM personnel responsible for the administration of proxy voting shall periodically review a sample of votes recommended by the Proxy Administrator for consistency with the Voting Guidelines and report any inconsistencies to the Proxy Committee. The sample should include proxy votes that relate to proposals that may require more issuer-specific analysis (e.g. mergers and acquisitions, dissolutions, conversions or consolidations), to assist in evaluating whether WBIM’s voting determinations are consistent with its voting policies and procedures and in its clients’ best interest.
WBIM personnel shall periodically review a sample of votes before the votes are cast for consistency with these procedures and client best interest which may include:
A sample of “pre-populated” votes
Consideration of additional information that may become available regarding a particular proposal, which may include an issuer or shareholder proponent’s additional definitive proxy materials or other information conveyed to WBIM that could reasonably be expected to affect WBIM’s voting determination
Matters where WBIM’s policies do not address how it should vote a particular matter, or whether the matter is highly contested or controversial
WBIM personnel responsible for proxy voting shall periodically assess the extent to which potential factual errors, potential incompleteness, or potential methodological weaknesses in the Proxy Administrator’s analysis (that the investment adviser becomes aware of and deems credible and relevant to its voting determinations) materially affected the Proxy Administrator’s research or recommendations that the investment adviser utilized.
WBIM personnel responsible for proxy voting shall periodically inquire whether the Proxy Administrator has learned that any recommendation was based on a factual errors, potential incompleteness, or potential methodological weaknesses in the Proxy Administrator’s analysis, and, if so, WBIM shall investigate the factual errors, potential incompleteness, or potential methodological weaknesses and evaluate whether the Proxy Administrator is taking steps to mitigate making such errors in the future and report any such errors, as well as their resolution to the Proxy committee

 380

WBIM personnel responsible for proxy voting shall consider the effectiveness of the Proxy Administrator’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. As part of this assessment, WBIM should consider the following:
The Proxy Administrator’s engagement with issuers, including the firm’s process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm’s process, if any, for investment advisers to access the issuer’s views about the firm’s voting recommendations in a timely and efficient manner
The Proxy Administrator’s efforts to correct any identified material deficiencies in the proxy advisory firm’s analysis
The Proxy Administrator’s disclosure regarding the sources of information and methodologies used in formulating voting recommendations or executing voting instructions
The Proxy Administrator’s consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote
WBIM personnel responsible for proxy voting shall require the Proxy Administrator to update on business changes that may impact the Proxy Administrator’s capacity and competency to provide proxy voting advice or conflict of interest policies and procedures
International Markets and Share Blocking Policy
In some cases proxy votes cast by WBIM for clients may be rejected in certain markets. Some non-US markets have additional requirements for custodians in order to process votes in those markets. Two specific cases include Power of Attorney documentation and Split Voting. Power of Attorney documentation authorizes a local agent to facilitate the voting instruction on behalf of the client in the local market. If the appropriate documentation is not available for use, a vote instruction may be rejected. Split Voting occurs when a custodian utilizes an omnibus account to aggregate multiple customer accounts for voting into a single voting record. If one portion of the holdings would like to vote in one manner (“FOR”) and another portion would like to vote in another manner (“AGAINST”), the custodian needs to ensure they are authorized to split the vote for an agenda item in certain markets.
In international markets where share blocking applies, WBIM typically will not, but reserve the right to, vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. WBIM shall not subordinate the interests of participants and beneficiaries to unrelated objectives.
Recordkeeping and Disclosure
Pursuant to this policy, WBIM will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by WBIM that are material to making a decision how to vote, or that memorialize the basis for the decision.
Upon a client’s request to the Proxy Administrator, WBIM will make available to its clients a report on proxy votes cast on their behalf. These proxy-voting reports will demonstrate WBIM’s compliance with its responsibilities and will facilitate clients’ monitoring of how their securities were voted.
The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with WBIM’s Form ADV, Part 2A. With respect to the William Blair Funds, the policies and procedures used to determine how to vote proxies relating to securities held in their portfolios will be reflected in the Statement of Additional Information.

381

ADVANCED SERIES TRUST
STATEMENT OF ADDITIONAL INFORMATION • April 26, 2021
This Statement of Additional Information (SAI) of Advanced Series Trust (the Trust) is not a prospectus and should be read in conjunction with the Prospectus of the Trust dated April 26, 2021, which can be obtained, without charge, by calling (800) 778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. This SAI has been incorporated by reference into the Trust's Prospectus. The Trust's audited financial statements are incorporated into this SAI by reference to the Trust's 2020 Annual Report (File No. 811-5186). You may request a copy of the Annual Report at no charge by calling the telephone number or writing to the address indicated above.
The portfolios of the Trust which are discussed in this SAI are noted on this front cover (each, a Portfolio, and together, the Portfolios).
AST American Funds Growth Allocation Portfolio
AST BlackRock 60/40 Target Allocation ETF Portfolio
AST BlackRock 80/20 Target Allocation ETF Portfolio
AST BlackRock Corporate Bond Portfolio
AST Dimensional Global Core Allocation Portfolio
AST Franklin 85/15 Diversified Allocation Portfolio
AST Global Bond Portfolio
AST PIMCO Corporate Bond Portfolio
AST Prudential Corporate Bond Portfolio
AST Prudential Flexible Multi-Strategy Portfolio
AST QMA International Core Equity Portfolio
AST T. Rowe Price Corporate Bond Portfolio
AST T. Rowe Price Diversified Real Growth Portfolio
AST Western Asset Corporate Bond Portfolio

3	PART I
3	INTRODUCTION
4	Trust PORTFOLIOS, INVESTMENT POLICIES & STRATEGIES
6	FUNDAMENTAL INVESTMENT RESTRICTIONS
7	INFORMATION ABOUT TRUSTEES AND OFFICERS
15	MANAGEMENT AND ADVISORY ARRANGEMENTS
28	PORTFOLIO MANAGERS: OTHER ACCOUNTS
31	PORTFOLIO MANAGERS: COMPENSATION & CONFLICTS POLICIES
61	OTHER SERVICE PROVIDERS
64	PORTFOLIO TRANSACTIONS & BROKERAGE
67	ADDITIONAL INFORMATION
72	PRINCIPAL SHAREHOLDERS
75	FINANCIAL STATEMENTS
76	PART II
76	INVESTMENT RISKS & CONSIDERATIONS
106	NET ASSET VALUES
108	TAXATION
108	DISCLOSURE OF PORTFOLIO HOLDINGS
110	PROXY VOTING
110	CODES OF ETHICS
111	APPENDIX I: DESCRIPTIONS OF SECURITY RATINGS
114	APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

PART I
INTRODUCTION
This SAI sets forth information about the Trust and the Portfolios covered by the SAI. Part I provides additional information about the Trust’s Board of Trustees, certain investments restrictions that apply to the Portfolios, the advisory services provided to and the management fees paid by the Trust, and information about other fees paid by and services provided to the Trust. Part II provides additional information and explanations about certain investments and investment strategies which may be used by the Trust’s Portfolios, and should be read in conjunction with Part I.
Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI:
Glossary
Term	Definition
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
ADR	American Depositary Receipt
ADS	American Depositary Share
ASTIS	AST Investment Services, Inc.
Board	Trust’s Board of Directors or Trustees
Board Member	A trustee or director of the Trust’s Board
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
EDR	European Depositary Receipt
ETF	Exchange-Traded Fund
Fannie Mae	Federal National Mortgage Association
Fitch	Fitch, Inc.
Freddie Mac	The Federal Home Loan Mortgage Corporation
Global Depositary Receipt	GDR
Ginnie Mae	Government National Mortgage Association
IPO	Initial Public Offering
IRS	Internal Revenue Service
LIBOR	London Interbank Offered Rate
Moody’s	Moody’s Investor Services, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations System
NAV	Net Asset Value
NYSE	New York Stock Exchange
OTC	Over-the-Counter
PGIM Investments or the Manager	PGIM Investments LLC
PMFS	Prudential Mutual Fund Services LLC
REIT	Real Estate Investment Trust
RIC	Regulated Investment Company, as the term is used in the Internal Revenue Code of 1986, as amended
S&P	S&P Global Ratings
SEC	US Securities & Exchange Commission
World Bank	International Bank for Reconstruction and Development

3

Trust PORTFOLIOS, INVESTMENT POLICIES & STRATEGIES
The Trust is an open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its separate Portfolios, each of which is, for investment purposes, in effect a separate fund. The Portfolios offered by the Trust which are discussed in this SAI are set forth below:
■
AST American Funds Growth Allocation Portfolio
■
AST BlackRock 60/40 Target Allocation ETF Portfolio
■
AST BlackRock 80/20 Target Allocation ETF Portfolio
■
AST BlackRock Corporate Bond Portfolio
■
AST Dimensional Global Core Allocation Portfolio
■
AST Franklin 85/15 Diversified Allocation Portfolio (formerly, AST Legg Mason Diversified Growth Portfolio)
■
AST Global Bond Portfolio (formerly, Wellington Management Global Bond Portfolio)
■
AST PIMCO Corporate Bond Portfolio
■
AST Prudential Corporate Bond Portfolio
■
AST Prudential Flexible Multi-Strategy Portfolio
■
AST QMA International Core Equity Portfolio
■
AST T. Rowe Price Corporate Bond Portfolio
■
AST T. Rowe Price Diversified Real Growth Portfolio
■
AST Western Asset Corporate Bond Portfolio
In addition to the Portfolios identified above, the Trust also offers the following Portfolios, which are discussed in a separate prospectus(es) and a separate SAI. Please consult the other SAI for information about these Portfolios:
■
AST Academic Strategies Asset Allocation Portfolio
■
AST Advanced Strategies Portfolio
■
AST AllianzGI World Trends Portfolio
■
AST Balanced Asset Allocation Portfolio
■
AST BlackRock Global Strategies Portfolio
■
AST BlackRock/Loomis Sayles Bond Portfolio
■
AST BlackRock Low Duration Bond Portfolio
■
AST Bond Portfolio 2021
■
AST Bond Portfolio 2022
■
AST Bond Portfolio 2023
■
AST Bond Portfolio 2024
■
AST Bond Portfolio 2025
■
AST Bond Portfolio 2026
■
AST Bond Portfolio 2027
■
AST Bond Portfolio 2028
■
AST Bond Portfolio 2029
■
AST Bond Portfolio 2030
■
AST Bond Portfolio 2031
■
AST Bond Portfolio 2032
■
AST Capital Growth Asset Allocation Portfolio
■
AST ClearBridge Dividend Growth Portfolio
■
AST Cohen & Steers Global Realty Portfolio
■
AST Cohen & Steers Realty Portfolio
■
AST Emerging Markets Equity Portfolio
■
AST Fidelity Institutional AM® Quantitative Portfolio
■
AST Goldman Sachs Small-Cap Value Portfolio
■
AST Government Money Market Portfolio
■
AST High Yield Portfolio
■
AST Hotchkis & Wiley Large-Cap Value Portfolio
■
AST International Growth Portfolio
■
AST International Value Portfolio
■
AST Investment Grade Bond Portfolio
■
AST J.P. Morgan Global Thematic Portfolio
■
AST J.P. Morgan International Equity Portfolio
■
AST J.P. Morgan Tactical Preservation Portfolio (formerly, J.P. Morgan Strategic Opportunities Portfolio)
■
AST Jennison Large-Cap Growth Portfolio

 4

■
AST Large-Cap Core Portfolio
■
AST Loomis Sayles Large-Cap Growth Portfolio
■
AST MFS Global Equity Portfolio
■
AST MFS Growth Allocation Portfolio
■
AST MFS Growth Portfolio
■
AST MFS Large-Cap Value Portfolio
■
AST Mid-Cap Growth Portfolio
■
AST Mid-Cap Value Portfolio (formerly, AST Neuberger Berman/LSV Mid-Cap Value Portfolio)
■
AST Multi-Sector Fixed Income Portfolio
■
AST Preservation Asset Allocation Portfolio
■
AST Prudential Core Bond Portfolio
■
AST Prudential Growth Allocation Portfolio
■
AST QMA US Equity Alpha Portfolio
■
AST Quantitative Modeling Portfolio
■
AST Small-Cap Growth Portfolio
■
AST Small-Cap Growth Opportunities Portfolio
■
AST Small-Cap Value Portfolio
■
AST T. Rowe Price Asset Allocation Portfolio
■
AST T. Rowe Price Growth Opportunities Portfolio
■
AST T. Rowe Price Large-Cap Growth Portfolio
■
AST T. Rowe Price Large-Cap Value Portfolio
■
AST Wellington Management Hedged Equity Portfolio
■
AST Western Asset Core Plus Bond Portfolio
■
AST Western Asset Emerging Markets Debt Portfolio
The Trust offers one class of shares in each Portfolio. Shares of each Portfolio are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), Kemper Investors Life Insurance Company, Allstate Life Insurance Company and Allstate Life Insurance Company of New York as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.)
Not every Portfolio is available under each Contract. The prospectus for each Contract lists the Portfolios currently available under that particular Contract.
In order to sell shares to both Prudential and non-Prudential insurance companies, the Trust has obtained an exemptive order (the Order) from the SEC. The Trust and its Portfolios are managed in compliance with the terms and conditions of that Order.
PGIM Investments, a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), serves as overall investment managers of the Portfolios covered by this SAI.
When used in this SAI, the “Manager” refers to PGIM Investments with respect to all other Portfolios covered by this SAI. Each of the Portfolios has a different investment objective and principal investment strategies. For this reason, each Portfolio will have different investment results and be subject to different financial and market risks. As discussed in the Prospectus, several of the Portfolios may invest in money market instruments and comparable securities as part of assuming a temporary defensive position. The investment objective and principal investment strategies of each Portfolio are discussed in the Prospectus.
Each Portfolio operating as a fund of funds, as identified in the Prospectus, may engage in all of the investments and investment strategies discussed in Part II of this SAI, either by such Portfolio's investments in an underlying fund or by investing the Portfolio's assets in the investments or strategies.
The Prospectus and SAI do not purport to create any contractual obligations between the Trust or any Portfolio and its shareholders. In addition, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Portfolios, including contracts with the investment manager or other parties who provide services to the Portfolios.

5

FUNDAMENTAL INVESTMENT RESTRICTIONS
Set forth below are certain investment restrictions applicable to the Portfolios. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the 1940 Act. Non-fundamental restrictions may be changed by the Board of Trustees without shareholder approval.
The investment restrictions set forth below are “fundamental” policies. These fundamental policies may not be changed without the approval of the lesser of (i) 67% or more of the shares of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the shares of the Portfolio.
FUNDAMENTAL INVESTMENT RESTRICTIONS:
Under their fundamental investment restrictions, each of the Portfolios will not:
1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, clearing listed options in a margin account, and obligations of either Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
2. Underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit either Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit either Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with its investment policies, or (ii) investing in securities of any kind.
5. Make loans, except that each Portfolio may (i) lend portfolio securities in accordance with its investment policies in amounts up to 33 1/3% of its total assets taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
6. Purchase any security if, as a result, more than 25% of the value of a Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
7. Other than the AST Dimensional Global Core Allocation Portfolio, which is a non-diversified portfolio, each Portfolio with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than (i) securities issued or guaranteed by the US Government or any of its agencies or instrumentalities and (ii) securities of other investment companies with respect to the AST BlackRock 60/40 Target Allocation ETF Portfolio and the AST BlackRock 80/20 Target Allocation ETF Portfolio) if, as a result, (i) more than 5% of the value of a Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by that Portfolio.
If a restriction on a Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio’s assets invested in certain securities or other instruments, or change in average duration of its investment portfolio, resulting from changes in the value of its total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restriction (5), the restriction on making loans is not considered to limit a Portfolio’s investments in loan participations and assignments.

 6

With respect to investment restriction (6), a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio’s assets invested in the securities of issuers in a particular industry.
With respect to investment restrictions (1) and (5), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
INFORMATION ABOUT TRUSTEES AND OFFICERS
Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.
Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 95
Chief Financial Officer of Grace Church School
(Since September 2019); formerly Senior
Managing Director of Brock Capital
(2014-2019); formerly Vice Chairman (2013 -
2017), Senior Vice President and Chief Financial
Officer (2007-2012) and Vice President of
Strategic Planning and Treasurer (2002-2007)
of Sheridan Broadcasting Corporation; formerly
President of Sheridan Gospel Network
(2004-2014); formerly Vice President, Goldman,
Sachs & Co. (2000 - 2001); formerly Associate
Director, Bear, Stearns & Co. Inc. (1997-2000);
formerly Vice President, Salomon Brothers Inc.
(1993-1997); Member of the Board of Directors,
The MacDowell Colony (Since 2010); formerly
Chairman (2011-2014), formerly Presiding
Director (2014-2017) and currently a Member
(2007-present) of the Board of Directors,
Broadcast Music, Inc.; President, Candide
Business Advisors, Inc. (Since 2011); formerly
Member of the Board of Directors, National
Association of Broadcasters (2004-2010).
		Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011).	Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 95
Formerly Vice Chairman of Northern Trust
Corporation (financial services and banking
institution) (2011–June 2012); formerly
President, Personal Financial Services, Northern
Trust Corporation (2006-2010); formerly
Chairman & CEO, Western US Region, Northern
Trust Corporation (1999-2005); formerly
President & CEO, Palm Beach/Martin County
Region, Northern Trust.
		Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 95
Chairman of the Board of Fellows of Weill
Cornell Medicine (since 2014); Formerly Chief
Executive Officer (1999-2013) of National
Financial Partners (independent distributor of
financial services products).
		Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Formerly Director of Sotheby’s (2014-2019) (auction house and art-related finance).	Since September 2014

7

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Kay Ryan Booth 1950 No. of Portfolios Overseen: 95
Advisory Partner, Trinity Private Equity Group
(Since September 2014); formerly, Managing
Director of Cappello Waterfield & Co. LLC
(2011-2014); formerly Vice Chair, Global
Research, J.P. Morgan (financial services and
investment banking institution) (June 2008 –
January 2009); formerly Global Director of Equity
Research, Bear Stearns & Co., Inc. (financial
services and investment banking institution)
(1995-2008); formerly Associate Director of
Equity Research, Bear Stearns & Co., Inc.
(1987-1995).
		None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 95
Formerly Group Managing Director, International
Expansion and Regional Managing Director,
Americas of Vistra (June 2018 – June 2019);
formerly Chief Executive Officer and Director of
Radius (2016-2018); formerly Senior Vice
Chairman (January 2015-October 2015) and
Chief Executive Officer (January 2010-December
2014) of Grant Thornton LLP.

Non-Executive Director of Auxadi Holdco, S.L
(Since November 2020); Non-Executive Director
of Stout (Since January 2020); Non-Executive
Director of Clyde & Co. (Since January 2020);
Formerly Non-Executive Chairman (September
2019 – January 2021) of Litera Microsystems.
Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 95
Director of ICI Mutual Insurance Company (June
2020 - present; June 2016-June 2019; June
2012-June 2015); formerly Chief Administrative
Officer (September 1999-September 2009) and
Executive Vice President (December
1996-September 2009) of PGIM Investments
LLC; formerly Executive Vice President (March
1999-September 2009) and Treasurer (May
2000-September 2009) of Prudential Mutual
Fund Services LLC; formerly President (April
1999-December 2008) and Executive Vice
President and Chief Operating Officer
(December 2008-December 2009) of Prudential
Investment Management Services LLC; formerly
Chief Administrative Officer, Executive Vice
President and Director (May 2003-September
2009) of AST Investment Services, Inc.
		Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney 1941 No. of Portfolios Overseen: 95
Formerly Chief Executive Officer, Excell Partners,
Inc. (2005-2007); founding partner of High
Technology of Rochester and the Lennox
Technology Center; formerly President of the
Greater Rochester Metro Chamber of Commerce
(1976-2004); formerly Rochester City Manager
(1973); formerly Deputy Monroe County
Executive (1974-1976); Former President of The
First Financial Fund and High Yield Plus Fund
(1988-2005); Former Vice Chairman Monroe
County Water Authority (1980-2002).

Former Director of Executive Service Corps of
Rochester (1988-1990); Former Director of
Rural/Metro Medical Services (1985-1990);
Former Trustee of Center for Governmental
Research (1977-1995); Former Director of
Excellus BlueCross BlueShield (1980-1998).
Since July 2003

 8

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O'Brien 1950 No. of Portfolios Overseen: 95
Chairman, Chief Executive Officer and President
of Sterling Bancorp (Since June 2020); Formerly
Vice Chairman of Emigrant Bank and President
of its Naples Commercial Finance Division
(October 2018–March 2020); formerly Director,
President and CEO Sun Bancorp, Inc. N.A.
(NASDAQ: SNBC) and Sun National Bank (July
2014-February 2018); formerly Consultant,
Valley National Bancorp, Inc. and Valley
National Bank (January 2012-June 2012);
formerly President and COO (November
2006-April 2017) and CEO (April
2007-December 2011) of State Bancorp, Inc.
and State Bank; formerly Vice Chairman
(January 1997-April 2000) of North Fork Bank;
formerly President and Chief Executive Officer
(December 1984-December 1996) of North Side
Savings Bank; formerly President and Chief
Executive Officer (May 2000-June 2006) Atlantic
Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A.
(NASDAQ: SNBC) and Sun National Bank (July
2014-February 2018); formerly Director,
BankUnited, Inc. and BankUnited N.A. (NYSE:
BKU) (May 2012-April 2014); formerly Director
(April 2008-January 2012) of Federal Home Loan
Bank of New York; formerly Director (December
1996-May 2000) of North Fork Bancorporation,
Inc.; formerly Director (May 2000-April 2006) of
Atlantic Bank of New York; Director (November
2006 – January 2012) of State Bancorp, Inc.
(NASDAQ: STBC) and State Bank of Long Island.
Since July 2003

Interested Trustee
Timothy S. Cronin 1965 Number of Portfolios Overseen: 95
Vice President of Prudential Annuities (Since
May 2003); Senior Vice President of PGIM
Investments LLC (Since May 2009); Chief
Investment Officer and Strategist of Prudential
Annuities (Since January 2004); Director of
Investment & Research Strategy (Since February
1998); President of AST Investment Services,
Inc. (Since March 2006).
	None.	Since October 2009

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary
Chief Legal Officer, Executive Vice President and Secretary of
PGIM Investments LLC (since August 2020); Chief Legal Officer of
Prudential Mutual Fund Services LLC (since August 2020); Chief
Legal Officer of PIFM Holdco, LLC (since August 2020); Vice
President and Corporate Counsel (since January 2005) of
Prudential; and Corporate Counsel of AST Investment Services,
Inc. (since August 2020); formerly Vice President and Assistant
Secretary of PGIM Investments LLC (2005-2020); formerly
Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Since December 2005
Andrew R. French 1962 Secretary
Vice President (since December 2018 - present) of PGIM
Investments LLC; formerly, Vice President and Corporate Counsel
(2010-2018) of Prudential; formerly Director and Corporate
Counsel (2006-2010) of Prudential; Vice President and Assistant
Secretary (since January 2007) of PGIM Investments LLC; Vice
President and Assistant Secretary (since January 2007) of
Prudential Mutual Fund Services LLC.
Since October 2006
Melissa Gonzalez 1980 Assistant Secretary
Vice President and Corporate Counsel (since September 2018) of
Prudential; Vice President and Assistant Secretary (since August
2020) of PGIM Investments LLC; formerly Director and Corporate
Counsel (March 2014-September 2018) of Prudential.
Since March 2019

9

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020
Debra Rubano 1975 Assistant Secretary
Vice President and Corporate Counsel (since November 2020) of
Prudential; formerly Director and Senior Counsel of Allianz Global
Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary
of numerous funds in the Allianz fund complex (2015-2020).
Since March 2021
Dino Capasso 1974 Chief Compliance Officer
Chief Compliance Officer (July 2019-Present) of PGIM
Investments LLC; Chief Compliance Officer (July 2019-Present) of
the PGIM Funds, Target Funds, Advanced Series Trust, The
Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM
Global High Yield Fund, Inc., and PGIM High Yield Bond Fund,
Inc.; Vice President and Deputy Chief Compliance Officer (June
2017-2019) of PGIM Investments LLC; formerly, Senior Vice
President and Senior Counsel (January 2016-June 2017), and
Vice President and Counsel (February 2012-December 2015) of
Pacific Investment Management Company LLC.
Since March 2018
Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer
Vice President, Corporate Compliance, Global Compliance
Programs and Compliance Risk Management (since August
2019) of Prudential; formerly, Vice President and Head of Key
Risk Areas Compliance (March 2016 to July 2019), Chief Privacy
Officer (March 2016 to July 2019) and head of Global Financial
Crimes Unit (April 2014 to March 2016) at MetLife.
Since April 2021
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer
Vice President, Head of Fund Administration of PGIM Investments
LLC (since November 2018); formerly, Director of Fund
Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer
and Principal Accounting Officer of the Lord Abbett Family of
Funds (2017-2018); Director of Accounting, Avenue Capital
Group (2008-2009); Senior Manager, Investment Management
Practice of Deloitte & Touche LLP (1998-2007).
Since January 2019
Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 1966 Assistant Treasurer
Vice President of Tax at Prudential Financial, Inc. (Since August
2007); formerly Director of Tax at MetLife (January 2003 – May
2006); formerly Tax Manager at Deloitte & Touché (October 1997
– January 2003); formerly Staff Accountant at Marsh &
McLennan (May 1994 – May 1997).
Since June 2017
(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President and Principal Executive Officer.
Explanatory Notes to Tables:
Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.
Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.
There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.
As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

 10

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential's Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund.
COMPENSATION OF TRUSTEES AND OFFICERS. Pursuant to a Management Agreement with the Trust, the Investment Manager pays all compensation of Trustees, officers and employees of the Trust, other than the fees and expenses of Trustees who are not affiliated persons of the Investment Manager or any subadviser. The Trust pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on Board Committees may receive additional compensation.
Independent Trustees may defer receipt of their compensation pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, the Trust accrues deferred Trustees' compensation daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day US Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of one or more funds managed by PGIM Investments chosen by the Trustee. Payment of the interest so accrued is also deferred and becomes payable at the option of the Trustee. The Trust's obligation to make payments of deferred Trustees' compensation, together with interest thereon, is a general obligation of the Trust. The Trust does not have a retirement or pension plan for its Trustees.
The following table sets forth the aggregate compensation paid by the Trust for the Trust’s most recently completed fiscal year to the Independent Trustees for service on the Trust's Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Trustees and officers who are “interested persons” of the Trust (as defined in the 1940 Act) do not receive compensation from the Fund Complex.
Name	Aggregate Fiscal Year Compensation from Trust (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex* for Most Recent Calendar Year
Compensation Received by Independent Board Members
Susan Davenport Austin	$363,530	None	None	$425,000 (3/95)**
Sherry S. Barrat	$363,530	None	None	$425,000 (3/95)**
Jessica M. Bibliowicz	$363,530	None	None	$425,000 (3/95)**
Kay Ryan Booth	$363,530	None	None	$425,000 (3/95)**
Stephen M. Chipman***	$341,860	None	None	$400,000 (3/95)**
Robert F. Gunia***	$363,530	None	None	$425,000 (3/95)**
Thomas T. Mooney***	$472,120	None	None	$550,000 (3/95)**
Thomas M. O'Brien	$385,490	None	None	$450,000 (3/95)**
Explanatory Notes to Compensation Table
(1) Compensation relates to portfolios that were in existence and having investment operations during 2020.
* “Fund Complex” includes Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, and any other funds that are managed by PGIM Investments LLC and /or ASTIS.
** Number of funds and portfolios represent those in existence as of December 31, 2020, and excludes funds that have merged or liquidated during the year. Additionally, the number of funds and portfolios includes those which are approved as of December 31, 2020, however may commence operations after that date. No compensation is paid out from such funds/portfolios.
*** Under the deferred fee agreement for the PGIM Investments-managed funds, certain Board Members have elected to defer all or part of their total compensation. The amount of compensation deferred during the calendar year ended December 31, 2020, amounted to $400,000, $100,000, and $120,000 for Messrs. Chipman, Gunia, and Mooney, respectively. Under the deferred fee arrangement, these amounts are deposited into a trust held for the benefit of participating Board Members and are not continuing obligations of the Fund.
BOARD COMMITTEES. The Board has established four standing committees in connection with governance of the Trust—Audit, Compliance, Governance, and Investment Review and Risk. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Trust's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Trust. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Investment Manager and (2) any entity in a control relationship with the Investment Manager that provides ongoing services to the Trust, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Trust. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the

11

independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee Charter is available at www.prudential.com/variableinsuranceportfolios. The number of Audit Committee meetings held during the Trust's most recently completed fiscal year is set forth in the table below.
The membership of the Audit Committee is set forth below:
Thomas M. O’Brien (Chair)
Susan Davenport Austin
Stephen M. Chipman
Robert F. Gunia
Thomas T. Mooney (ex-officio)
Compliance Committee. The Compliance Committee serves as a liaison between the Board and the Trust’s Chief Compliance Officer (CCO). The Compliance Committee is responsible for considering, in consultation with the Board's Chair and outside counsel, any material compliance matters that are identified and reported by the CCO to the Compliance Committee between Board meetings. The Compliance Committee is also responsible for considering, when requested by the CCO, the CCO's recommendations regarding the materiality of compliance matters to be reported to the Board. The Compliance Committee reviews compliance matters that it determines warrant review between Board meetings. Further, when the CCO wishes to engage an independent third party to perform compliance-related work at the Trust’s expense, the Compliance Committee will evaluate with the CCO which third party to recommend to the Board as well as the appropriate scope of the work. The number of Compliance Committee meetings held during the Trust's most recently completed fiscal year is set forth in the table below. The Compliance Committee Charter is available on the Trust's website at www.prudential.com/variableinsuranceportfolios.
The membership of the Compliance Committee is set forth below:
Robert F. Gunia (Chair)
Sherry S. Barrat
Jessica M. Bibliowicz
Kay Ryan Booth
Thomas M. O’Brien
Thomas T. Mooney (ex-officio)
Governance Committee. The Governance Committee of the Board is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director compensation and expenses, director education, and governance practices. The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Governance Committee meetings held during the Trust's most recently completed fiscal year is set forth in the table below. The Governance Committee Charter is available on the Trust's website at www.prudential.com/variableinsuranceportfolios.
The membership of the Governance Committee is set forth below:
Susan Davenport Austin (Chair)
Sherry S. Barrat
Jessica M. Bibliowicz
Kay Ryan Booth
Stephen M. Chipman
Thomas T. Mooney (ex-officio)
Investment Review and Risk Committee (IRRC). The IRRC consists of all members of the Board and is chaired by Ms. Bibliowicz. Ms. Barrat and Ms. Booth serve as Vice Chairs of the IRRC. The Board created the IRRC to help the Board in reviewing certain types of risk, especially those risks related to portfolio investments, the subadvisers for the Portfolios and other related risks. The responsibilities of the IRRC include, but are not limited to: reviewing written materials and reports pertaining to Portfolio performance, investments and risk from subadvisers, the Strategic Investment Review Group (SIRG) of PGIM Investments and others; considering presentations from subadvisers, the Investment Manager, SIRG or other service providers on matters relating to Portfolio performance, investments and risk; and periodically reviewing management’s evaluation of various types of risks to the Portfolios. The number of Investment Review and Risk Committee meetings held during the Trust’s most recently completed fiscal year is set forth in the table below.
LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD OF TRUSTEES. The Board is responsible for oversight of the Trust. The Trust has engaged the Investment Manager to manage the Trust on a day-to-day basis. The Board oversees the Investment Manager and certain other principal service providers in the operations of the Trust. The Board is currently composed of nine members, eight of whom are

 12

Independent Trustees. Under normal circumstances, the Board meets in-person at regularly scheduled meetings twelve times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings. As described above, the Board has established four standing committees—Audit, Compliance, Governance, and Investment Review and Risk—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Trustee. As Chair, this Independent Trustee leads the Board in its activities. Also, the Chair acts as a member or an ex-officio member of each standing committee and any ad hoc committee of the Board. The Trustees have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Trust, on the one hand, and the Investment Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.
The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Trust, and to exercise reasonable business judgment in the performance of their duties as Trustees. In addition, the Board has taken into account the actual service and commitment of the Trustees during their tenure in concluding that each should continue to serve. A Trustee's ability to perform his or her duties effectively may have been attained through a Trustee's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Trustee of the Trust, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.
Susan Davenport Austin. Ms. Austin currently serves as Chief Financial Officer of Grace Church. In addition to her experience in senior leadership positions with private companies, Ms. Austin has more than 10 years of experience in the investment banking industry, and has experience serving on boards of other public companies and non-profit entities.
Sherry S. Barrat. Ms. Barrat has more than 35 years of experience in senior leadership positions in the financial services and banking industries. In addition, Ms. Barrat has over 10 years of experience serving on boards of other public companies and non-profit entities.
Jessica M. Bibliowicz. Ms. Bibliowicz has more than 25 years of experience in senior leadership positions in the financial services and investment management industries. In addition, Ms. Bibliowicz also has experience in serving on the boards of other public companies, investment companies, and non-profit organizations.
Kay Ryan Booth. Ms. Booth has more than 35 years of experience in senior leadership positions in the investment management and investment banking industries. Ms. Booth is currently an Advisory Partner of Trinity Private Equity Group. In addition to her experience in senior leadership positions with private companies, Ms. Booth has experience serving on the boards of other entities.
Stephen M. Chipman. Mr. Chipman has more than 34 years of experience with a public accounting firm, serving in various senior leadership positions in Europe, North America and Asia. Mr. Chipman also has experience serving on boards of other entities.
Robert F. Gunia. Mr. Gunia has served for more than 10 years as a Trustee of mutual funds advised by the Investment Manager or its predecessors. In addition, Mr. Gunia served in senior leadership positions for more than 28 years with the Investment Manager and its affiliates and predecessors.
Thomas T. Mooney. Mr. Mooney has served for more than 10 years as a Trustee of mutual funds advised by the Investment Manager or its predecessors, including some or all of the following funds: Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., and/or other mutual funds advised by the Investment Manager or its predecessors. Mr. Mooney has more than 30 years of experience in senior leadership positions with municipal organizations and other companies and has experience serving on the boards of other entities.
Thomas M. O’Brien. Mr. O’Brien has served for more than 10 years as a Trustee of mutual funds advised by the Investment Manager or its predecessors, including some or all of the following funds: Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., and/or other mutual funds advised by the Investment Manager or its predecessors. Mr. O’Brien has more than 25 years of experience in senior leadership positions in the banking industry, and has experience serving on the boards of other entities.

13

Timothy S. Cronin. Mr. Cronin, an Interested Trustee of the Trust and other funds advised by the Investment Manager since 2009, served as Vice President of the Trust and other funds advised by the Investment Manager from 2009-2015, as President of the Trust and other funds advised by the Investment Manager since 2015, and has held senior positions with Prudential Financial (and American Skandia, which was purchased by Prudential Financial) since 1998.
Specific details about each Trustee's professional experience is set forth in the professional biography tables, above.
Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, liquidity risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Trust. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Investment Manager, the administrator to the Trust’s Liquidity Risk Management Program, sub-advisers, the Trust's Chief Compliance Officer, the Trust's independent registered public accounting firm, counsel, and internal auditors of the Investment Manager or its affiliates, as appropriate, regarding risks faced by the Trust and the risk management programs of the Investment Manager and certain service providers. The actual day-to-day risk management with respect to the Trust resides with the Investment Manager and other service providers to the Trust, including pursuant to the Board-approved Liquidity Risk Management Program for the Trust. Although the risk management policies of the Investment Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust or the Investment Manager, its affiliates or other service providers.
Selection of Trustee Nominees. The Governance Committee is responsible for considering Trustee nominees for Trustees at such times as it considers electing new members to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Thomas T. Mooney) or the Chair of the Governance Committee (Susan Davenport Austin), in either case in care of the Trust, at 655 Broad Street, 17th Floor, Newark, New Jersey 07102. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Trust would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.
Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Trust's Investment Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Trust's outside legal counsel may cause a person to be deemed an “interested person.” Before the Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.
Shareholder Communications with the Board of Trustees. Shareholders of the Trust can communicate directly with the Board by writing to the Chair of the Board, c/o the Trust, 1 Corporate Drive, Shelton, Connecticut 06484. Shareholders can communicate directly with an individual Trustee by writing to that Trustee, c/o the Trust, 1 Corporate Drive, Shelton, Connecticut 06484. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

 14

Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Governance Committee	Compliance Committee	Investment Review and Risk Committee
5	4	4	6
Share Ownership. Information relating to each Trustee's share ownership in the Trust, other funds that are overseen by the respective Trustee as well as any other funds that are managed by the Manager as of the most recently completed calendar year is set forth in the chart below.
Name	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities Owned by Trustee in All Registered Investment Companies in Fund Complex*
Trustee Share Ownership
Susan Davenport Austin	None	Over $100,000
Sherry S. Barrat	None	Over $100,000
Jessica M. Bibliowicz	None	Over $100,000
Kay Ryan Booth	None	Over $100,000
Stephen M. Chipman	None	Over $100,000
Timothy S. Cronin	None	Over $100,000
Robert F. Gunia	None	Over $100,000
Thomas T. Mooney	None	Over $100,000
Thomas M. O'Brien	None	Over $100,000
* “Fund Complex” includes Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, and any other funds that are managed by PGIM Investments and/or ASTIS. The above share ownership information relates to Portfolios and other registered investment companies in the Fund Complex that were in existence during 2020.
Because the Portfolios of the Trust serve as investment options under variable annuity and life insurance contracts, federal tax law prohibits the sale of Portfolio shares directly to individuals, including the Trustees.  Individuals, including a Trustee, may, however, have an interest in a Portfolio if he or she purchases a variable contract and selects the Portfolio as an investment option.
Other than as set forth in the following paragraph, none of the Independent Trustees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Trust or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Portfolio as of the most recently completed calendar year.
MANAGEMENT AND ADVISORY ARRANGEMENTS
TRUST MANAGEMENT. PGIM Investments, 655 Broad Street, 17th Floor, Newark, New Jersey 07102-4077, and ASTIS, One Corporate Drive, Shelton, Connecticut, 06484, serve as the investment managers of the Portfolios. PGIM Investments serves as the sole investment manager for all other Portfolios covered by this SAI.
As of December 31, 2020, PGIM Investments served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $361.6 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.
As of December 31, 2020, ASTIS served as the investment manager to certain of the Prudential US open-end investment companies with aggregate assets of approximately $187.2 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.
Services Provided by the Manager. Pursuant to Management Agreements with the Trust (collectively, the Management Agreement), the Manager, subject to the oversight of the Trust's Board and in conformity with the stated policies of the Portfolios, manages both the investment operations and composition of each Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolios. The Manager is authorized

15

to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolios. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.
The Manager is specifically responsible for supervising and managing the Portfolios and the subadvisers. In this capacity, the Manager reviews the performance of the Portfolios and the subadvisers and make recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of Portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new Portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist it in regularly evaluating and supervising the Portfolios and the subadvisers, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively manage the Portfolios and the subadvisers. The Manager utilizes this data in directly supervising the Portfolios and the subadvisers.  SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings.  The Manager bears the cost of the oversight program maintained by SIRG.
In addition, the Manager provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its Portfolios. The Manager administers the Trust's corporate affairs and, in connection therewith, furnish the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust's custodian (the Custodian), and the Trust's transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust.  The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement and the Manager is free to, and do, render management services to others.
The primary administrative services furnished by the Manager are more specifically detailed below:
■
furnishing of office facilities;
■
paying salaries of all officers and other employees of the Investment Managers who are responsible for managing the Trust and the Portfolios;
■
monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;
■
providing assistance to the service providers of the Trust and the Portfolios, including, but not limited to, the custodian, transfer agent, and accounting agent;
■
monitoring, together with each subadviser, each Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Code and other relevant federal and state laws and regulations;
■
preparing and filing all required federal, state and local tax returns for the Trust and the Portfolios;
■
preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;
■
preparing and filing with the SEC required quarterly reports of portfolio holdings on Form N-PORT;
■
preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;
■
preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and
■
organizing the regular and any special meetings of the Board of the Trust, including the preparing Board materials and agendas, preparing minutes, and related functions.
Expenses Borne by the Investment Managers. In connection with their management of the corporate affairs of the Trust, the Investment Managers bear certain expenses, including, but not limited to:
■
the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of the Investment Managers or any subadviser;
■
all expenses incurred by the Investment Managers or the Trust in connection with managing the ordinary course of a Trust's business, other than those assumed by the Trust as described below;
■
the fees, costs and expenses payable to any investment subadvisers pursuant to Subadvisory Agreements between the Investment Managers and such investment subadvisers; and
■
with respect to the compliance services provided by the Investment Managers, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolios and the subadvisers.

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Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Investment Managers, including:
■
the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Investment Managers;
■
the fees and expenses of Trustees who are not affiliated persons of the Investment Managers or any subadviser;
■
the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Investment Managers in connection with their obligation of maintaining required records of the Trust and of pricing the Trust's shares;
■
the charges and expenses of the Trust's legal counsel and independent auditors;
■
brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
■
all taxes and corporate fees payable by the Trust to governmental agencies;
■
the fees of any trade associations of which the Trust may be a member;
■
the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
■
the cost of fidelity, directors and officers and errors and omissions insurance;
■
the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;
■
allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; and
■
litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.
Terms of the Management Agreement. The Management Agreement provides that the Investment Managers will not be liable for any error of judgment by PGIM Investments or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Investment Managers or the Trust by the Board or vote of a majority of the outstanding voting securities of the Trust, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Fees payable under the Management Agreement are computed daily and paid monthly. The Investment Managers may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Portfolio. Management fee waivers and subsidies will increase a Portfolio's total return. These voluntary waivers may be terminated at any time without notice.
SEC Manager-of-Managers Order. The manager-of-managers structure operates under exemptive orders issued by the SEC. The orders permit the Investment Managers to hire subadvisers or amend subadvisory agreements, without shareholder approval.
The most recent order imposes the following conditions:
1. Before a Portfolio may rely on the order requested in the application, the operation of the Portfolio in the manner described in the application, including the hiring of wholly-owned subadvisers, will be, or has been, approved by a majority of the Portfolio’s outstanding voting securities as defined in the 1940 Act, which in the case of a master fund will include voting instructions provided by shareholders of the feeder funds investing in such master fund or other voting arrangements that comply with section 12(d)(1)(E)(iii)(aa) of the 1940 Act (or, in the case on an insurance-related Portfolio, pursuant to the voting instructions provided by contract owners with assets allocated to any registered separate account for which the Portfolio serves as a funding medium), or, in the case of a new Portfolio whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the sole initial shareholder before offering the Portfolio’s shares to the public.
2. The prospectus for each Portfolio, and in the case of a master fund relying on the requested relief, the prospectus for each feeder fund investing in such master fund, will disclose the existence, substance and effect of any order granted pursuant to the application. Each Portfolio (and any such feeder fund) will hold itself out to the public as employing the Multi-Manager Structure described in the application. Each prospectus will prominently disclose that the Investment Managers have the ultimate responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination, and replacement.

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3. The Investment Managers will provide general management services to a Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets. Subject to review and approval of the Board, the Investment Managers will (a) set a Portfolio’s overall investment strategies, (b) evaluate, select, and recommend subadvisers to manage all or a portion of a Portfolio’s assets, and (c) implement procedures reasonably designed to ensure that subadvisers comply with a Portfolio’s investment objective, policies and restrictions. Subject to review by the Board, the Investment Managers will (a) when appropriate, allocate and reallocate a Portfolio’s assets among subadvisers; and (b) monitor and evaluate the performance of subadvisers.
4. A Portfolio will not make any ineligible subadviser changes without the approval of the shareholders of the applicable Portfolio, which in the case of a master fund will include voting instructions provided by shareholders of the feeder fund investing in such master fund or other voting arrangements that comply with section 12(d)(1)(E)(iii)(aa) of the 1940 Act.
5. A Portfolio will inform shareholders, and if the Portfolio is a master fund, shareholders of any feeder funds, of the hiring of a new subadviser within 90 days after the hiring of the new subadviser pursuant to the Modified Notice and Access Procedures.
6. At all times, at least a majority of the Board will be Independent Trustees, and the selection and nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees.
7. Independent legal counsel, as defined in rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection of such counsel will be within the discretion of the then-existing Independent Trustees.
8. The Investment Managers will provide the Board, no less frequently than quarterly, with information about the profitability of the Investment Managers on a per Portfolio basis. The information will reflect the impact on profitability of the hiring or termination of any subadviser during the applicable quarter.
9. Whenever a subadviser is hired or terminated, the Investment Managers will provide the Board with information showing the expected impact on the profitability of the Investment Managers.
10. Whenever a subadviser change is proposed for a Portfolio with an affiliated subadviser or a wholly-owned subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Portfolio and its shareholders, and if the Portfolio is a master fund, the best interests of any applicable feeder funds and their respective shareholders, and does not involve a conflict of interest from which the Investment Managers or the affiliated subadviser or wholly-owned subadviser derives an inappropriate advantage.
11. No Board member or officer of a Prudential investment company, a Portfolio, or a feeder fund that invests in a Portfolio that is a master fund, or director, manager or officer of the Investment Managers, will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a subadviser except for (a) ownership of interests in the Investment Managers or any entity, other than a Wholly-Owned subadviser, that controls, is controlled by, or is under common control with the Investment Managers, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of any publicly traded company that is either a subadviser or an entity that controls, is controlled by, or is under common control with, a subadviser.
12. Each Portfolio and any feeder fund that invests in a Portfolio that is a master fund will disclose an aggregate fee disclosure in its registration statement.
13. In the event the SEC adopts a rule under the 1940 Act providing substantially similar relief to that requested in the application, the requested order will expire on the effective date of that rule.
14. Any new Subadvisory Agreement or any amendment to a Portfolio’s existing Investment Management Agreement or Subadvisory Agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Portfolio will be submitted to the Portfolio’s shareholders for approval.
Potential Conflicts. Under the manager-of-managers structure, the Investment Managers recommend the hiring and firing of subadvisers, determine the allocation of Portfolio assets among subadvisers for Portfolios with more than one subadviser, and report to the Board regarding subadviser performance. The Investment Managers also directly manage the assets for certain Portfolio sleeves or segments.
The Investment Managers may face potential conflicts inherent in serving as a manager-of-managers including, but not limited to: (i) an incentive to recommend that a Portfolio retain an affiliated subadviser; (ii) an incentive to recommend that a Portfolio retain a subadviser because the subadviser may provide distribution support or other services that benefit the Investment Managers or their affiliates or

 18

because of other relationships between the subadviser or its affiliates and the Investment Managers or their affiliates; (iii) an incentive to recommend that the Investment Managers provide direct management of assets for certain sleeves or segments; and (iv) an incentive to allocate assets among subadvisers of a single Portfolio based on profitability or other benefit to the Investment Managers or their affiliates.
To mitigate potential conflicts presented by these issues, the Investment Managers utilize the services of SIRG, a unit of PGIM Investments, which provides investment manager oversight, analysis and recommendations. SIRG provides its input to both the Investment Managers and the Board. SIRG representatives meet with the Board in connection with its quarterly meetings and any special meetings at which subadviser recommendations are made, and the Board makes the decision as to the retention of any subadviser. For recommendations involving a new subadviser or a replacement subadviser for a single asset class Portfolio or sleeve, SIRG conducts a search of qualified subadvisers and provides a recommendation. SIRG reviews with the Board the search process, finalists and the reasons for the recommendation. SIRG’s investment analysis process is applied in the same manner to both affiliated and unaffiliated subadvisers. The Board makes the final decision with respect to the retention of a new or replacement subadviser. For some Portfolios, the Investment Managers make a recommendation for a subadviser based on the design of a Portfolio, such as a Portfolio designed in consultation with a specific subadviser. In those cases, SIRG reviews the proposed subadviser and reports to the Board regarding its assessment of the subadviser.
To the extent a subadviser’s affiliation or other business relationship with Prudential is a factor in any subadviser recommendation, the Investment Manager discusses the relevant factors with the Board, which makes the final decision on any new or replacement subadviser. SIRG personnel are not involved in subadvisory fee negotiations.
Management Fees. The tables below set forth the applicable contractual management fee rate for each Portfolio.
Management Fee Rates
Portfolio	Contractual Fee Rate
AST American Funds Growth Allocation Portfolio
0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets

AST BlackRock 60/40 Target Allocation ETF Portfolio
0.525% of average daily net assets to $300 million;
0.515% on next $200 million of average daily net assets;
0.505% on next $250 million of average daily net assets;
0.495% on next $2.5 billion of average daily net assets;
0.485% on next $2.75 billion of average daily net assets;
0.455% on next $4 billion of average daily net assets;
0.435% over $10 billion of average daily net assets

AST BlackRock 80/20 Target Allocation ETF Portfolio
0.525% of average daily net assets to $300 million;
0.515% on next $200 million of average daily net assets;
0.505% on next $250 million of average daily net assets;
0.495% on next $2.5 billion of average daily net assets;
0.485% on next $2.75 billion of average daily net assets;
0.455% on next $4 billion of average daily net assets;
0.435% over $10 billion of average daily net assets

AST BlackRock Corporate Bond Portfolio
0.5325% of average daily net assets to $300 million;
0.5225% on next $200 million of average daily net assets;
0.5125% on next $250 million of average daily net assets;
0.5025% on next $2.5 billion of average daily net assets;
0.4925% on next $2.75 billion of average daily net assets;
0.4625% on next $4 billion of average daily net assets;
0.4425% on next $2.5 billion of average daily net assets;
0.4225% on next $2.5 billion of average daily net assets;
0.4025% on next $5 billion of average daily net assets;
0.3825% over $20 billion of average daily net assets

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Management Fee Rates
Portfolio	Contractual Fee Rate
AST Dimensional Global Core Allocation Portfolio
0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets

AST Franklin 85/15 Diversified Allocation Portfolio (formerly, AST Legg Mason Diversified Growth Portfolio)
0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

AST Global Bond Portfolio (formerly, Wellington Management Global Bond Portfolio)
0.64% of average daily net assets to $300 million;
0.63% on next $200 million of average daily net assets;
0.62% on next $250 million of average daily net assets;
0.61% on next $2.5 billion of average daily net assets;
0.60% on next $2.75 billion of average daily net assets;
0.57% on next $4 billion of average daily net assets;
0.55% over $10 billion of average daily net assets

AST PIMCO Corporate Bond Portfolio
0.5325% of average daily net assets to $300 million;
0.5225% on next $200 million of average daily net assets;
0.5125% on next $250 million of average daily net assets;
0.5025% on next $2.5 billion of average daily net assets;
0.4925% on next $2.75 billion of average daily net assets;
0.4625% on next $4 billion of average daily net assets;
0.4425% on next $2.5 billion of average daily net assets;
0.4225% on next $2.5 billion of average daily net assets;
0.4025% on next $5 billion of average daily net assets;
0.3825% over $20 billion of average daily net assets

AST Prudential Corporate Bond Portfolio*
0.5325% of average daily net assets to $300 million;
0.5225% on next $200 million of average daily net assets;
0.5125% on next $250 million of average daily net assets;
0.5025% on next $2.5 billion of average daily net assets;
0.4925% on next $2.75 billion of average daily net assets;
0.4625% on next $4 billion of average daily net assets;
0.4425% on next $2.5 billion of average daily net assets;
0.4225% on next $2.5 billion of average daily net assets;
0.4025% on next $5 billion of average daily net assets;
0.3825% over $20 billion of average daily net assets

AST Prudential Flexible Multi-Strategy Portfolio(1)
0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets

AST QMA International Core Equity Portfolio
0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

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Management Fee Rates
Portfolio	Contractual Fee Rate
AST T. Rowe Price Corporate Bond Portfolio
0.5325% of average daily net assets to $300 million;
0.5225% on next $200 million of average daily net assets;
0.5125% on next $250 million of average daily net assets;
0.5025% on next $2.5 billion of average daily net assets;
0.4925% on next $2.75 billion of average daily net assets;
0.4625% on next $4 billion of average daily net assets;
0.4425% on next $2.5 billion of average daily net assets;
0.4225% on next $2.5 billion of average daily net assets;
0.4025% on next $5 billion of average daily net assets;
0.3825% over $20 billion of average daily net assets

AST T. Rowe Price Diversified Real Growth Portfolio
0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

AST Western Asset Corporate Bond Portfolio
0.5325% of average daily net assets to $300 million;
0.5225% on next $200 million of average daily net assets;
0.5125% on next $250 million of average daily net assets;
0.5025% on next $2.5 billion of average daily net assets;
0.4925% on next $2.75 billion of average daily net assets;
0.4625% on next $4 billion of average daily net assets;
0.4425% on next $2.5 billion of average daily net assets;
0.4225% on next $2.5 billion of average daily net assets;
0.4025% on next $5 billion of average daily net assets;
0.3825% over $20 billion of average daily net assets

*The Manager will aggregate assets with the AST Multi-Sector Fixed Income Portfolio for the purpose of calculating the management fee for the AST Prudential Corporate Bond Portfolio.
(1) Prior to April 27, 2020, the contractual management fee rate was: 0.9825% of average daily net assets to $300 million; 0.9725% on next $200 million of average daily net assets; 0.9625% on next $250 million of average daily net assets; 0.9525% on next $2.5 billion of average daily net assets; 0.9425% on next $2.75 billion of average daily net assets; 0.9125% on next $4 billion of average daily net assets; and 0.8925% over $10 billion of average daily net assets.
Management Fees Paid by the Portfolios
Portfolio	2020	2019	2018
AST American Funds Growth Allocation Portfolio	$3,504,344	2,233,869	285,276
AST BlackRock 60/40 Target Allocation ETF Portfolio	$458,586	134,664	N/A
AST BlackRock 80/20 Target Allocation ETF Portfolio	$634,376	218,136	N/A
AST BlackRock Corporate Bond Portfolio	-#	-#	N/A
AST Dimensional Global Core Allocation Portfolio	-#	-#	N/A
AST Franklin 85/15 Diversified Allocation Portfolio (formerly, AST Legg Mason Diversified Growth Portfolio)	$3,003,461	3,208,479	2,560,187
AST Global Bond (formerly, AST Wellington Management Global Bond)	$13,677,673	14,044,208	12,392,080
AST PIMCO Corporate Bond Portfolio	-#	-#	N/A
AST Prudential Corporate Bond Portfolio	-#	-#	N/A
AST Prudential Flexible Multi-Strategy Portfolio	$363,771	373,643	292,096
AST QMA International Core Equity Portfolio	$7,957,432	9,090,746	6,630,363
AST T. Rowe Price Corporate Bond Portfolio	-#	-#	N/A
AST T. Rowe Price Diversified Real Growth Portfolio	$464,875	111,811	-#
AST Western Asset Corporate Bond Portfolio	-#	-#	N/A
#The management fee amount waived exceeded the management fee that would otherwise have been payable due to an expense cap.
FEE WAIVERS/SUBSIDIES. PGIM Investments may from time to time waive all or a portion of its management fee and/or subsidize all or a portion of the operating expenses of the Portfolios. Fee waivers and subsidies will increase a Portfolio's return.

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PGIM Investments has agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Trust, as set forth in the table below. Unless otherwise noted, the expense limitations may be discontinued or otherwise modified at any time.
Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST American Funds Growth Allocation Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 0.92% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock 60/40 Target Allocation ETF Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee equal to the acquired fund fees and expenses due to investments in underlying exchange-traded funds managed by the subadviser or an affiliate of the subadviser. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses
(exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) plus acquired fund fees and expenses (excluding dividends on securities sold short and brokers fees and expenses on short sales) do not exceed 0.75% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the
Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock 80/20 Target Allocation ETF Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee equal to the acquired fund fees and expenses due to investments in underlying exchange-traded funds managed by the subadviser or an affiliate of the subadviser. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses
(exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) plus acquired fund fees and expenses (excluding dividends on securities sold short and brokers fees and expenses on short sales) do not exceed 0.75% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the
Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Corporate Bond Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio, so that the Portfolio’s investment management fee and other expenses (exclusive, in all cases of, interest, brokerage, taxes
(such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other
Portfolio expenses, such as dividend and interest expense and broker charges on short sales) plus acquired fund fees and expenses
(excluding dividends on securities sold short and brokers fees and expenses on short sales) do not exceed 0.60% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made, if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Dimensional Global Core Allocation Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser until June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 0.86% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

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Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Franklin 85/15 Diversified Allocation Portfolio (formerly, AST Legg Mason Diversified Growth Portfolio)
The Manager has contractually agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser. The Manager has also contractually agreed to waive 0.018% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee (after management fee waiver) plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.070% of the Portfolio’s average daily net assets through June 30, 2022.
Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Global Bond Portfolio (formerly, AST Wellington Management Global Bond Portfolio)
The Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2022. In addition, the
Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive, in all cases, of interest, brokerage, taxes
(such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed
0.88% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST PIMCO Corporate Bond Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio, so that the Portfolio’s investment management fee and other expenses (exclusive, in all cases of, interest, brokerage, taxes
(such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other
Portfolio expenses, such as dividend and interest expense and broker charges on short sales) plus acquired fund fees and expenses
(excluding dividends on securities sold short and brokers fees and expenses on short sales) do not exceed 0.60% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made, if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Prudential Corporate Bond Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio, so that the Portfolio’s investment management fee and other expenses (exclusive, in all cases of, interest, brokerage, taxes
(such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other
Portfolio expenses, such as dividend and interest expense and broker charges on short sales) plus acquired fund fees and expenses
(excluding dividends on securities sold short and brokers fees and expenses on short sales) do not exceed 0.60% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made, if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Prudential Flexible Multi-Strategy Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying Portfolios of the Trust) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.15% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Corporate Bond Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio, so that the Portfolio’s investment management fee and other expenses (exclusive, in all cases of, interest, brokerage, taxes
(such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other
Portfolio expenses, such as dividend and interest expense and broker charges on short sales) plus acquired fund fees and expenses
(excluding dividends on securities sold short and brokers fees and expenses on short sales) do not exceed 0.60% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made, if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

23

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST T. Rowe Price Diversified Real Growth Portfolio
The Manager has contractually agreed to waive 0.0128% of its investment management fee through June 30, 2022. The Manager has also contractually agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee (after management fee waiver) plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying Portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.050% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Corporate Bond Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the
Portfolio, so that the Portfolio’s investment management fee and other expenses (exclusive, in all cases of, interest, brokerage, taxes
(such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other
Portfolio expenses, such as dividend and interest expense and broker charges on short sales) plus acquired fund fees and expenses
(excluding dividends on securities sold short and brokers fees and expenses on short sales) do not exceed 0.60% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made, if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

SUBADVISERS. The Manager has entered into subadvisory agreements with each of the subadvisers named in the table appearing below. The subadvisory agreements provide that the subadvisers will furnish investment advisory services in connection with the management of each Portfolio. In connection therewith, each subadviser is obligated to keep certain books and records of the Trust. Under each subadvisory agreement, each subadviser, subject to the supervision of the Manager, is responsible for managing the assets of a Portfolio in accordance with the Portfolio's investment objectives, investment program and policies. The subadvisers determine what securities and other instruments are purchased and sold for each Portfolio and are responsible for obtaining and evaluating financial data relevant to the Portfolio. The Manager continues to have the ultimate responsibility for all investment advisory services pursuant to the Management Agreement and supervise the subadvisers' performance of such services.
Pursuant to each subadvisory agreement, the Manager pays each subadviser a fee. The tables below set forth the current fee rates and fees paid by the Manager to each subadviser for the three most recent fiscal years. The fee rates represent the fees as a percentage of average daily net assets.
As discussed in the Prospectus, the Manager employs each subadviser under a “manager of managers” structure that allows the Manager to replace the subadvisers or amend a subadvisory agreement without seeking shareholder approval. The Manager is authorized to select (with approval of the Board's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser's agreement should be renewed, terminated or modified. It is possible that the Manager will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. The Manager is also responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Portfolio's assets, and the Manager can change the allocations without Board or shareholder approval. The Manager will review the allocations periodically and may adjust them without prior notice. The annual update to the Trust's prospectus will reflect these adjustments. Shareholders will be notified of any new subadvisers or materially amended subadvisory agreements.
Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser(s)	Fee Rate*
AST American Funds Growth Allocation Portfolio	Capital International, Inc. (Capital International)	0.25% of average daily net assets
AST BlackRock 60/40 Target Allocation ETF Portfolio	BlackRock Financial Management, Inc. (BlackRock)	0.265% of average daily net assets to $500 million; 0.17% over $500 million of average daily net assets

 24

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser(s)	Fee Rate*
AST BlackRock 80/20 Target Allocation ETF Portfolio	BlackRock	0.265% of average daily net assets to $500 million; 0.17% over $500 million of average daily net assets
AST BlackRock Corporate Bond Portfolio	BlackRock	0.20% of average daily net assets to $225 million; 0.12% of average daily net assets over $225 million to $1 billion; 0.10% of average daily net assets over $1 billion
AST Dimensional Global Core Allocation Portfolio	Dimensional Fund Advisors LP (Dimensional)	0.20% of average daily net assets
AST Franklin 85/15 Diversified Allocation Portfolio (formerly, AST Legg Mason Diversified Growth Portfolio)
QS Investors, LLC (QS Investors); Brandywine Global Investment
Management, LLC (Brandywine); ClearBridge Investments, LLC (ClearBridge);
Western Asset Management Company, LLC/Western Asset Management
Company Limited (Western Asset); Franklin Advisers, Inc.

0.330% of average daily net assets to $250 million;
0.305% of average daily net assets over $250 million to $500 million;
0.280% of average daily net assets over $500 million to $750 million;
0.255% of average daily net assets over $750 million to $1 billion;
0.230% of average daily net assets over $1 billion to $2 billion; and
0.205% of average daily net assets over $2 billion.

AST Global Bond Portfolio (formerly, AST Wellington Management Global Bond Portfolio)	AllianceBernstein L.P.	0.20% of average daily net assets to $500 million; 0.15% of average daily net assets over $500 million
	GSAM / Goldman Sachs Asset Management International (GSAMI)†	0.19% of average daily net assets to $500 million; 0.185% of average daily net assets over $500 million to $1.5 billion; 0.18% of average daily net assets over $1.5 billion
	Wellington Management Company LLP	0.19% of average daily net assets
AST PIMCO Corporate Bond Portfolio	Pacific Investment Management Company, LLC (PIMCO)	0.21% of average daily net assets to $500 million; 0.18% of average daily net assets over $500 million to $1.25 billion; 0.14% of average daily net assets over $1.25 billion
AST Prudential Corporate Bond Portfolio	PGIM Fixed Income; PGIM Limited	0.15% of average daily net assets to $500 million; 0.14% of average daily net assets over $500 million to $2 billion; 0.12% of average daily net assets over $2 billion
AST Prudential Flexible Multi-Strategy Portfolio	PGIM Fixed Income
0.20% of average daily net assets to $25 million;
0.15% on next $25 million of average daily net assets;
0.10% on next $50 million of average daily net assets;
0.05% over $100 million of average daily net assets (applies to TIPS assets only)

PGIM Fixed Income††
0.30% of average daily net assets to $100 million;
0.27% on next $100 million of average daily net assets;
0.22% on next $100 million of average daily net assets;
0.20% over $300 million of average daily net assets (applies to Global
Aggregate Plus assets only)

0.45 % of average daily net assets (applies to Global Absolute Return assets only)
	QMA	0.45% of average daily net assets to $250 million; 0.40% over $250 million of average daily net assets (applies to 130/30 assets only)
0.30% of average daily net assets to $50 million; 0.25% over $50 million of average daily net assets (applies to Market Participation Strategy assets only)
0.35% of average daily net assets (applies to EAFE All Cap assets only)
1.00% of average daily net assets (applies to Market Neutral sleeve assets only)
0.15% of average daily net assets (applies to Overall Asset Allocation and Overlay Strategies assets only)

25

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser(s)	Fee Rate*
	Jennison	0.55% of average daily net assets to $100 million; 0.50% over $100 million of average daily net assets (applies to Natural Resources assets only)
0.60% of average daily net assets to $300 million; 0.50% over $300 million of average daily net assets (applies to MLP assets only)
AST QMA International Core Equity Portfolio	QMA	0.30% of average daily net assets
AST T. Rowe Price Corporate Bond Portfolio	T. Rowe Price Associates, Inc. (T. Rowe Price)
Portfolio daily net assets up to $100 million:
0.30% of average daily net assets to $50 million
0.25% of average daily net assets over $50 million
When average net assets of the Portfolio exceed $100 million:
0.225% of average daily net assets
When average daily net assets of the Portfolio exceed $250 million:
0.20% of average daily net assets
When average daily net assets of the Portfolio exceed $500 million:
0.175% of average daily net assets to $500 million
0.15% of average daily net assets over $500 million
When average daily net assets of the Portfolio exceed $1 billion:
0.15% on all assets to $1 billion
0.10% of average daily net assets over $1 billion

AST T. Rowe Price Diversified Real Growth Portfolio	T. Rowe Price Associates, Inc. (including affiliates, T. Rowe Price); T. Rowe Price International Ltd; T. Rowe Price Japan, Inc.; T. Rowe Price Hong Kong Limited; T. Rowe Price Singapore Private Ltd.
0.40% of average daily net assets to $500 million;
0.375% on next $500 million of average daily net assets;
0.35% on next $2 billion of average daily net assets;
0.30% over $3 billion of average daily net assets

AST Western Asset Corporate Bond Portfolio	Western Asset Management Company, LLC; Western Asset Management Company Limited – UK; Western Asset Management Company Ltd. – Japan; Western Asset Management Company Pte. Ltd. – Singapore	0.15% of average daily net assets to $500 million; 0.125% of average daily net assets over $500 million to $1.5 billion; 0.10% of average daily net assets over $1.5 billion
†Personnel of Goldman Sachs Asset Management International, an affiliate of Goldman Sachs Asset Management, L.P., may perform certain delegated responsibilities for GSAM, may act on behalf of GSAM, or may perform functions that otherwise support the sub-advisory services provided to the Portfolio.
††PGIM Limited, an indirect wholly-owned subsidiary of PGIM, serves as a sub-subadviser to the Portfolio pursuant to a sub-subadvisory agreement with PGIM. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. The fee for PGIM Limited’s services is paid by PGIM, not the Portfolio or the Investment Managers.
Aggregation Notes to Subadviser Fee Rate Table:
* For purposes of calculating the fee payable to certain subadvisers, the assets managed by the subadviser will be aggregated with one or more other Portfolios. Each aggregation arrangement is set out below:
GSAM: GSAM has agreed to a voluntary subadvisory fee waiver arrangement that will apply across each of the portfolios or sleeves of portfolios subadvised by GSAM that are managed by the Manager. The waiver is based on the following percentages based on the combined average daily net assets of each of the portfolios or sleeves of portfolios subadvised by GSAM:
—Combined assets up to $1 billion: 2.5% fee reduction
—Combined assets between $1 billion and $2.5 billion: 5.0% fee reduction
—Combined assets between $2.5 billion and $5.0 billion: 7.5% fee reduction
—Combined assets above $5.0 billion: 10.0% fee reduction
PGIM Fixed Income: For purposes of calculating the subadvisory fee payable to PGIM Fixed Income, the assets managed by PGIM Fixed Income in the AST Prudential Corporate Bond Portfolio will be aggregated with the assets managed by PGIM Fixed Income in the AST Multi-Sector Fixed Income Portfolio.
Notes to Subadviser Fee Rate Table:
Capital International: Capital International has contractually agreed to waive the subadvisory fee to the extent that the Portfolio invests in funds that are managed by an affiliate of Capital International. The Manager has contractually agreed to waive its management fee by the amount of the subadvisory fee waiver.
Dimensional: The subadvisory fee rate applies to the entire Portfolio, including the Liquidity Strategy. Dimensional has contractually agreed to waive its subadvisory fee to the extent of management fees earned from the Portfolio investing in underlying funds managed by Dimensional and its affiliates. This subadvisory fee waiver will not exceed 0.20% of average daily net assets. The Manager has contractually agreed to waive its management fee by the amount of the subadvisory fee waiver. Prior to March 1, 2020, the subadvisory fee rate was 0.22% of average daily net assets.
QS Investors: QS Investors has agreed to a contractual fee waiver arrangement that applies to the AST Franklin 85/15 Diversified Allocation Portfolio. Under this arrangement, QS Investors will waive its subadvisory fee for the AST Franklin 85/15 Diversified Allocation Portfolio in an amount equal to the acquired fund subadvisory fee paid to QS Investors for any portfolio affiliated with the Trust. In addition, QS Investors will waive its subadvisory fee for the AST Franklin 85/15 Diversified Allocation Portfolio in amount equal to the management or subadvisory fee it receives for acquired funds that are not affiliated with the Trust. Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee.
QMA: The Manager will pay QMA a fee for providing additional advisory services to the AST Prudential Flexible Multi-Strategy Portfolio, including but not limited to asset allocation advice (Additional Services).
In addition, with respect to the AST Prudential Flexible Multi-Strategy Portfolio, QMA has agreed to waive its subadvisory fee in an amount equal to subadvisory fee paid to such Subadviser for any portfolio affiliated with the Trust. Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee. This contractual fee waiver arrangement is not applicable to the Overall Asset Allocation and Overlay Strategies fee paid to QMA.

 26

QMA has agreed to a voluntary subadvisory fee waiver agreement (the QMA Waiver) that applies to the following AST Portfolios subadvised by QMA: AST Academic Strategies Asset Allocation Portfolio (market neutral sleeve), AST Prudential Flexible Multi-Strategy Portfolio (130/30 sleeve and market neutral sleeve), AST Prudential Growth Allocation Portfolio (QMA sleeve), AST QMA International Core Equity Portfolio, AST QMA Large-Cap Portfolio and AST QMA US Equity Alpha Portfolio (the Six Portfolios).
The QMA Waiver discounts QMA’s combined annualized subadvisory fees that it receives with respect to the assets it manages in the Six Portfolios. The size of the fee discount varies depending on the amount of such combined annual subadvisory fees.
Combined Annualized Subadviser Fees Received	Percentage Fee Waiver
Up to $5 million	0% Fee Reduction
$5 million to $7.5 million	2.5% Fee Reduction
$7.5 million to $10 million	5% Fee Reduction
$10 million to $12.5 million	7.5% Fee Reduction
$12.5 million to $15 million	12.5% Fee Reduction
Over $15 million	15% Fee Reduction
T. Rowe Price: T. Rowe Price has agreed to a contractual fee waiver arrangement that applies to the AST T. Rowe Price Diversified Real Growth Portfolio. Under this arrangement, T. Rowe will waive its subadvisory fee for the AST T. Rowe Price Diversified Real Growth Portfolio in an amount equal to the acquired fund subadvisory fee paid to T. Rowe for any portfolio affiliated with the Manager. In addition, T. Rowe will waive its subadvisory fee for the AST T. Rowe Price Diversified Real Growth Portfolio in an amount equal to the management or subadvisory fee it receives for acquired funds that are affiliated with the Subadviser. Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee.
T. Rowe Price has also agreed to a voluntary subadvisory fee waiver arrangement for the following Portfolios:
—Advanced Series Trust AST Advanced Strategies Portfolio
—Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio
—Advanced Series Trust AST T. Rowe Price Corporate Bond Portfolio
—Advanced Series Trust AST T. Rowe Price Diversified Real Growth Portfolio
—Advanced Series Trust AST T. Rowe Price Growth Opportunities Portfolio
—Advanced Series Trust AST T. Rowe Price Large-Cap Growth Portfolio
—Advanced Series Trust AST T. Rowe Price Large-Cap Value Portfolio
—Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio
—The Prudential Series Fund Global Portfolio
T. Rowe Price has agreed to reduce the monthly subadvisory fee for each Portfolio listed above (or the portion thereof subadvised by T. Rowe Price) by the following percentages based on the combined average daily net assets of the listed Portfolios above (or the portion thereof subadvised by T. Rowe Price) and the assets of certain insurance company separate accounts managed by T. Rowe Price for the retirement business of Prudential and its affiliates (the other accounts):
Combined Average Daily Net Assets up to $20 billion:
—2.5% fee reduction on combined assets up to $1 billion
—5.0% fee reduction on combined assets on the next $1.5 billion
—7.5% fee reduction on combined assets on the next $2.5 billion
—10.0% fee reduction on combined assets on the next $5.0 billion
—12.5% fee reduction on combined assets above $10.0 billion
Combined Average Daily Net Assets above $20 billion:
—12.5% fee reduction on combined assets up to $20 billion
—15.0% fee reduction on combined assets on the next $10 billion
—17.5% fee reduction on combined assets over $30 billion
In addition, as long as assets under management for the AST T. Rowe Price Corporate Bond Portfolio are below $1.25 billion, T. Rowe Price has agreed to waive their subadvisory fee, such that the fee payable on all assets of the AST T. Rowe Price Corporate Bond Portfolio will be 0.14% on all assets up to $1.25 billion for a period of two years from the portfolio's inception. When assets exceed $1.25 billion, or after the two-year period following the inception date of the AST T. Rowe Price Corporate Bond Portfolio, the subadvisory fee will be calculated according to the above contractual schedule.
Subadvisory Fees Paid by PGIM Investments
Portfolio	Subadviser	2020	2019	2018
AST American Funds Growth Allocation Portfolio	Capital International	$61,409	51,578	0
AST BlackRock 60/40 Target Allocation ETF Portfolio	BlackRock	$191,595	93,529	N/A
AST BlackRock 80/20 Target Allocation ETF Portfolio	BlackRock	$236,620	128,909	N/A
AST BlackRock Corporate Bond Portfolio	BlackRock Financial Management, Inc.	$12,709	3,747	N/A
AST Dimensional Global Core Allocation Portfolio	Dimensional	$490	10	N/A
AST Franklin 85/15 Diversified Allocation Portfolio (formerly, AST Legg Mason Diversified Growth Portfolio)	QS	$1,450,493	1,522,686	1,235,135
AST Global Bond Portfolio (formerly, AST Wellington Management Global Bond Portfolio)	Wellington	$4,154,973	5,236,914	4,613,981
	AllianceBernstein	$271,330	N/A	N/A
	Goldman Sachs	$288,852	N/A	N/A
AST PIMCO Corporate Bond Portfolio	PIMCO	$13,037	3,928	N/A
AST Prudential Corporate Bond Portfolio	PGIM Fixed Income; PGIM Limited	$9,069	2,353	N/A

27

Subadvisory Fees Paid by PGIM Investments
Portfolio	Subadviser	2020	2019	2018
AST Prudential Flexible Multi-Strategy Portfolio	PGIM Fixed Income*	None	None	None
	QMA	$237,994	227,566	220,416
	Jennison	None	None	None
AST QMA International Core Equity Portfolio	QMA	$2,832,200	3,243,325	2,385,169
AST T. Rowe Price Corporate Bond Portfolio	T. Rowe Price Associates, Inc.	$7,509	2,277	N/A
AST T. Rowe Price Diversified Real Growth Portfolio	T. Rowe	$372,611	251,253	185,369
AST Western Asset Corporate Bond Portfolio	Western Asset Management Company LLC; Western Asset Management Company Limited – UK; Western Asset Management Company Ltd. – Japan; Western Asset Management Company Pte. Ltd. – Singapore	$9,544	2,810	N/A
* PGIM Limited, an indirect wholly-owned subsidiary of PGIM, serves as a sub-subadviser to the Portfolio pursuant to a sub-subadvisory agreement with PGIM. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. The fee for PGIM Limited’s services is paid by PGIM, not the Portfolio or the Investment Managers.
PORTFOLIO MANAGERS: OTHER ACCOUNTS
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—Other Accounts and Portfolio Ownership. The following tables set forth information about each Portfolio and accounts other than the Portfolio for which each Portfolio's portfolio managers (the Portfolio Managers) are primarily responsible for day-to-day portfolio management as of the Trust's most recently completed fiscal year. The table shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of each Portfolio of the Trust beneficially owned by the Portfolio Managers as of the Trust's most recently completed fiscal year.

AST American Funds Growth Allocation Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Capital International	Wesley K.-S. Phoa	None	None	None	None

AST BlackRock 60/40 Target Allocation ETF Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
BlackRock Financial	Michael Gates	14/$4.33 billion	6/$2.25 billion	None	None
	Greg Savage, CFA	291/$1.62 trillion	112/$58.43 billion	4/$834.0 million	None

AST BlackRock 80/20 Target Allocation ETF Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
BlackRock Financial	Michael Gates	14/$4.25 billion	6/$2.25 billion	None	None
	Greg Savage, CFA	291/$1.62 trillion	112/$58.43 billion	4/$834.0 million	None

AST BlackRock Corporate Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
BlackRock Financial Management, Inc.	Stephan Bassas	8/$4.35 billion	22/$10.81 billion	75/$45.71 billion 8/$3.99 billion	None
	Kashif Riaz	None	1/$8.43 million	None	None

AST Dimensional Global Core Allocation Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
Dimensional Fund Advisors LP	Jed S. Fogdall	11/$409,312,416,565	25/$19,637,219,621 1/$185,628,725	78/$31,431,573,820 5/$4,438,841,249	None
	Allen Pu, CFA, PhD	46/$135,020,338,327	15/$11,340,719,712	None	None
	Mary T. Phillips, CFA	58/$132,687,767,261	4/$2,502,618,856	None	None
	David A. Plecha, CFA	60/$109,308,308,440	4/$3,106,825,993	9/$2,792,288,695	None

 28

AST Dimensional Global Core Allocation Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
	Joseph Kolerich	60/$109,308,308,440	4/$3,106,825,993	9/$2,792,288,695	None

AST Franklin 85/15 Diversified Allocation Portfolio (formerly, AST Legg Mason Diversified Growth Portfolio)
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
QS Investors, LLC	Thomas Picciochi, CAIA	35/$8,663,762,919	32/$5,565,803,596	36/$737,768,620	None
	Lisa Wang, CFA	35/$8,663,762,919	32/$5,565,803,596	36/$737,768,620	None
Brandywine Global Investment Management, LLC	n/a
ClearBridge Investments, LLC	n/a
Western Asset Management Company, LLC/Western Asset Management Company Limited	n/a

AST Global Bond Portfolio (formerly, AST Wellington Management Global Bond Portfolio)
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
PGIM Investments LLC	Brian Ahrens	18/$58,157,770,425	None	None	None
	Andrei O. Marinich, CFA	18/$58,157,770,425	None	None	None
	Todd L. Kerin	18/$58,157,770,425	None	None	None
	Saleem Z. Banatwala, CFA	12/$18,378,669,178	None	None	None
AllianceBernstein L.P.	Scott DiMaggio, CFA	14/$12,457 million	56/$3,903 million	47/$17,474 million	None
	Matthew Sheridan, CFA	16/$19,079 million	84/$55,104 million	34/$14,510 million	None
	John Taylor	1/$224 million	9/$2,881 million	11/$2,345 million	None
Goldman Sachs Asset Management, L.P./Goldman Sachs Asset Management International*	Simon Dangoor	71/$363 billion	314/$268 billion	29,244/$586.6 billion	None
	Hugh Briscoe	3/$1.4 billion	37/$6.8 billion	2,519/$14.7 billion	None
Wellington Management Company LLP	Mark Sullivan, CFA, CMT	4/$4,808,813,501	39/$13,702,403,111 15/$4,451,676,710	46/$21,100,966,741 6/$2,808,761,299	None
	Edward Meyi, FRM	3/$330,742,971	26/$8,032,231,678 6/$265,402,094	44/$19,692,749,438 4/$1,610,612,509	None

AST PIMCO Corporate Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Pacific Investment Management Company, LLC	Mark R. Kiesel	23/$161,201,728,627	41/$63,616,862,705 1/$175,735,278	101/$81,325,343,943 4/$1,842,808,673	None
	Mohit Mittal	29/$131,698,628,610	22/$38,438,972,137 2/$2,456,802,077	146/$100,651,179,770 7/$2,241,952,576	None
	Amit Arora, CFA, FRM	3/$23,289,479,823	8/$1,164,533,233	91/$11,805,694,40 1/$563,203,414	None

AST Prudential Corporate Bond Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Fixed Income; PGIM Limited	Steven A. Kellner, CFA*	4/$31,907,143,028	12/$7,507,580,316	166/$121,600,722,248 7/$7,863,475,975	None
	Terence Wheat, CFA	3/$31,229,449,087	7/$5,459,866,437	127/$98,606,647,641 5/$4,716,914,843	None
	Lee Friedman, CFA	25/$22,465,845,366	23/$5,720,036,880	167/$67,957,093,563 8/$3,277,586,093	None
	Alyssa Davis	3/$31,229,449,087	8/$5,459,866,437	127/$98,606,647,641 4/$4,716,914,843	None

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AST Prudential Corporate Bond Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Paul Zetterstrom, CFA	2/$18,594,088,364	6/$5,195,063,955	97/$57,554,308,566 4/$3,244,650,995	None
*Mr. Kellner has announced his intention to retire on or about April 2022.
AST Prudential Flexible Multi-Strategy Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
PGIM Fixed Income/PGIM Limited	Michael J. Collins, CFA	20/$96,676,551,146	20/$31,130,244,881 1/$1,132,366,224	119/$82,745,342,355 7/$5,482,393,522	None
	Robert Tipp, CFA	29/$100,510,151,199	21/$30,677,021,457 1/$1,132,366,224	83/$60,723,785,244 8/$5,489,890,541	None
	Craig Dewling	39/$102,953,059,317	24/$36,299,440,130 6/$4,335,162,643	184/$130,403,449,127 9/$6,622,256,766	None
	Gary Wu, CFA	33/$13,169,764,838	17/$9,220,267,627 6/$4,335,162,643	137/$49,998,715,207 4/$181,591,918	None
	Mick Meyler	36/$13,482,400,531	20/$9,343,110,716 6/$4,335,162,643	154/$51,286,119,355 7/$1,099,472,976	None
	Scott Donnelly, CFA	45/$13,169,764,838	18/$9,390,335,555 6/$4,335,162,643	137/$49,998,715,207 4/$181,591,918	None
QMA LLC	Edward L. Campbell, CFA*	30/$64,458,724,051	3/$1,808,333,546	11/$838,796,199	None
	Devang Gambhirwala*	15/$14,272,829,527	10/$2,727,231,344	35/$4,975,663,117 6/$1,846,715,010	None
	Joel M. Kallman, CFA*	31/$64,906,330,081	3/$1,808,333,546	12/$1,248,456,357	None
	Edward F. Keon, Jr.*	30/$64,458,724,051	3/$1,808,333,546	11/$838,796,199	None
	Lorne Johnson, PhD*	30/$64,458,724,051	3/$1,808,333,546	11/$838,796,199	None
Jennison Associates LLC	Jay Saunders	1/$591,055,000	None	None	None
	Neil P. Brown	1/$591,055,000	None	None	None
	Ubong “Bobby” Edemeka	7/$5,056,745,000	1/$142,815,000	None	None
	Shaun Hong, CFA	7/$5,056,745,000	1/$142,815,000	None	None

AST QMA International Core Equity Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities
QMA LLC	Wen Jin, PhD, CFA	3/$929,584,173	19/$3,597,391,495	20/$2,975,082,246 4/$475,152,890	None
	Vlad Shutoy	3/$4,635,237,372	19/$3,597,391,495	20/$2,975,082,246 4/$475,152,890	None
	Ken D’Souza, CFA	3/$4,635,237,372	19/$3,597,391,495	20/$2,975,082,246 4/$475,152,890	None
	Stacie Mintz, CFA	14/$11,956,518,368	10/$2,727,231,344	20/$4,566,002,959 4/$475,152,890	None

AST T. Rowe Price Corporate Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc.	Steven E. Boothe, CFA	2/$988,159,897	7/$2,554,749,589	4/$7,049,172,996	None
	Lauren T. Wagandt, CFA	1/$808,840,117	2/$7,049,172,996	7/$8,690,094,084	None

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AST T. Rowe Price Diversified Real Growth Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
T. Rowe Price Associates, Inc.; T. Rowe Price International Ltd; T. Rowe Price Japan, Inc.; T. Rowe Price Hong Kong Limited; and T. Rowe Price Singapore Private Ltd.	Charles M. Shriver, CFA	13/$30,918,014,452	23/$7,081,687,035	17/$1,848,513,951	None
	Toby M. Thompson, CFA, CAIA	9/$22,257,126,304	26/$7,895,867,539	24/$524,635,217	None

AST Western Asset Corporate Bond Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Western Asset Management Company LLC; Western Asset Management Company Limited – UK; Western Asset Management Company Ltd. – Japan; Western Asset Management Company Pte. Ltd. - Singapore	S. Kenneth Leech	99/$171,362,051,377	221/$81,640,255,057	638/$231,530,376,634	None
	Annabel Rudebeck	7/$5,195,466,850	19/$4,805,321,304	21/$8,071,412,803	None
	Ryan K. Brist, CFA	11/$7,343,680,957	19/$9,306,026,629	98/$46,764,491,175	None
	Blanton Y. Keh, CFA	2/$7,858,626	None	7/$4,079,674,632	None
	Kurt D. Halvorson, CFA	2/$7,858,626	None	None	None
Notes to Other Account Tables:
Jennison
*Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
QMA:
*Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts
“QMA Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “QMA Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.
PORTFOLIO MANAGERS: COMPENSATION & CONFLICTS POLICIES
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—COMPENSATION AND CONFLICTS OF INTEREST. Set forth below, for each portfolio manager, is an explanation of the structure of and method(s) used by each subadviser to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of a Portfolio's investments and investments in other accounts.
AllianceBernstein L.P.
COMPENSATION. AllianceBernstein’s compensation program for portfolio managers and analysts is designed to be competitive and effective in order to attract and retain the highest caliber employees. Portfolio managers receive base compensation, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is normally paid in the form of a cash bonus and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are in the form of the firm’s publicly traded equity units, although award recipients have the ability to receive a portion of their awards in deferred cash.
Total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance to align compensation with client investment returns. Qualitative factors are driven by portfolio managers’ contributions to the investment process and client success.
The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the fund’s prospectus and versus peers over one-, three- and five-year calendar periods— with more weight given to longer time periods. Peer groups are chosen by investment CIOs, who consult with the Product Management team to identify products most similar to our investment style and most relevant within the asset class.
The qualitative component incorporates the manager’s contribution to the overall investment process and our clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, and being a good corporate citizen.

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Other factors can play a part in determining portfolio managers’ total compensation (including base compensation). This may include complexity of investment strategies managed, volume of assets managed, level of experience and level of officership within the firm. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.
CONFLICTS OF INTEREST. As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.
Employee Personal Trading
AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.
Managing Multiple Accounts for Multiple Clients
AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.
Allocating Investment Opportunities
AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.
AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

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To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.
BLACKROCK, INC. AND ITS SUBSIDIARIES
PORTFOLIO MANAGER COMPENSATION OVERVIEW. The discussion below describes the portfolio managers’ compensation as of December 31, 2020.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation – Messrs. Dickstein, MacLellan, Miller, Rieder and Rogal
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:
Portfolio Manager	Benchmarks
Scott MacLellan	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.
Akiva Dickstein
A combination of market-based indices (e.g. Bloomberg Barclays US Aggregate Index, Bloomberg Barclays US
Universal Index and Bloomberg Barclays Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.

Bob Miller Rick Rieder David Rogal	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Discretionary Incentive Compensation – Messrs. Gates, Green and Pensky
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager.  Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Messrs. Gates, Green and Pensky is not measured against a specific benchmark.
Discretionary Incentive Compensation – Messrs. Bassas and Riaz
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and

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contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, the benchmark for the Fund and other accounts is Bloomberg Barclays US Credit Index.
Discretionary Incentive Compensation – Mr. Savage
Discretionary incentive compensation is a function of several components:the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mr. Savage is not measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans —BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.
Portfolio Manager Potential Material Conflicts of Interest

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BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Bassas, Dickstein, MacLellan, Miller, Riaz, Rieder and Rogal may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Bassas, Dickstein, MacLellan, Miller, Riaz, Rieder and Rogal may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Capital International, Inc.
COMPENSATION. At Capital organization, portfolio managers and investment analysts are paid competitive salaries. In addition, they may receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. The investment bonus is calculated by comparing investment returns to relevant benchmarks over one-, three-, five- and eight-year periods. Increasing weight is placed on each successive measurement period to encourage a long-term approach. For portfolio managers, benchmarks may include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indices reflecting their areas of expertise. Analysts are also subjectively compensated for their contributions to the research process.
CONFLICTS OF INTEREST. Capital organization has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of a fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the adviser believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
Dimensional Fund Advisors LP
COMPENSATION. Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the portfolio or other accounts that the portfolio managers manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:
■
Base salary - Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.
■
Semi-Annual Bonus - Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

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Portfolio managers may be awarded the right to purchase restricted shares of the stock of Dimensional, as determined from time to time by Dimensional’s Board of Directors or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.
In addition, portfolio managers may be given the option of participating in Dimensional’s Long-Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.
CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to multiple accounts. In addition to the Portfolio, these accounts may include registered mutual funds, other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”).
An Account may have a similar investment objective to a Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Fund. Actual or apparent conflicts of interest include:
■
Time Management. The management of the Portfolio and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolio and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Portfolio.
■
Investment Opportunities. It is possible that at times identical securities will be held by the Portfolio and one or more Accounts. However, positions in the same security may vary and the length of time that the Portfolio or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Portfolio and one or more Accounts, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the Portfolio and other eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Portfolio and other Accounts.
■
Broker Selection. With respect to securities transactions for the Portfolio, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or an Account.
■
Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.
■
Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Portfolio or other Accounts for which he or she have portfolio management responsibilities. Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
FRANKLIN ADVISERS, INC.
CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

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Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
COMPENSATION. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary: Each portfolio manager is paid a base salary.
Annual bonus: Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
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Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
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Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.
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Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.
Additional long-term equity-based compensation: Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
Benefits: Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
GOLDMAN SACHS ASSET MANAGEMENT, L.P. (including Goldman Sachs Asset Management International)
PORTFOLIO MANAGERS' COMPENSATION. Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager's individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs & Co. LLC (Goldman Sachs); the team's net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers may be rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.
The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership.

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As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).
Other Compensation. In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
CONFLICTS OF INTEREST. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to one or more funds for which GSAM is a sub-adviser or adviser and will, under certain circumstances limit such funds’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs and its affiliates advise clients in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own account or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets and the securities and issuers in which the certain funds directly and indirectly invest. Thus, it is expected that such funds may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and affiliates perform or seek to perform investment banking or other services. GSAM acts as sub-adviser to certain of the funds. The fees earned by GSAM in this capacity are generally based on asset levels, the fees are not directly contingent on Portfolio performance, and GSAM will still receive significant compensation from a Portfolio even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios. The results of a Portfolio’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs and it is possible that a Portfolio could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, a Portfolio may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, a Portfolio may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact a Portfolio. In some cases, such adverse impacts may result from differences in timing of transactions by accounts relative to when your Fund executes transactions in the same securities. Transactions by one or more Goldman Sachs advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio. A Portfolio’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by a Portfolio, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend a Portfolio or who engage in transactions with or for a Portfolio.
A Portfolio may make brokerage and other payments to Goldman Sachs and its affiliates in connection with a Portfolio’s portfolio investment transactions, in accordance with applicable law.

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JENNISON ASSOCIATES LLC
COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents the majority of an investment professional’s compensation.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio managers may include:
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One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
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The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
The qualitative factors reviewed for the portfolio managers may include:
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The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
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Qualitative factors such as teamwork and responsiveness;
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Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and
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Historical and long-term business potential of the product strategies.
POTENTIAL CONFLICTS OF INTEREST. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
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Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.
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Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

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Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.
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Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
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Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.
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Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
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Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.
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Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts and between wrap fee program sponsors.
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Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
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Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
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Jennison has adopted a code of ethics and policies relating to personal trading.
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Jennison has adopted a conflicts of interest policy and procedures.
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Jennison provides disclosure of these conflicts as described in its Form ADV brochure.
Pacific Investment Management Company LLC.
PORTFOLIO MANAGER COMPENSATION. PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:
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PIMCO’s pay practices are designed to attract and retain high performers;
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PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

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PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and
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PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.
The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:
Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:
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Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;
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Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
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Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
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Contributions to mentoring, coaching and/or supervising members of team;
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Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
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With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.
PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.
Deferred Compensation – The Long Term Incentive Plan (“LTIP”) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.
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The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.
Eligibility to participate in LTIP is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.
Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
CONFLICTS OF INTEREST. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Portfolios. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Portfolio in a manner beneficial to the investing account but detrimental to the Portfolio. Conversely, PIMCO’s duties to the Portfolios, as well as regulatory or other limitations applicable to the Portfolios, may affect the courses of action available to PIMCO-advised accounts (including certain Portfolios) that invest in the Portfolios in a manner that is detrimental to such investing accounts.

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Because PIMCO is affiliated with AllianzSE, a large multi-national financial institution, conflicts similar to those described below may occur between the Portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolios or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.
Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Portfolios or other accounts managed by PIMCO (each a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.
From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.
When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.
Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

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In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.
Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.
PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.
In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.
Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.
From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

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PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.
PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.
The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.
Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.
PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A, attached as Exhibit B.
PGIM Investments LLC (PGIM Investments)
PORTFOLIO MANAGER COMPENSATION. Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that:
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Attract and reward highly qualified employees
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Align with critical business goals and objectives
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Link to the performance results relevant to the business segment and Prudential
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Retain top performers
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Pay for results and differentiate levels of performance

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Foster behaviors and contributions that promote Prudential's success
The components of compensation for a Vice President in PGIM Investments consists of base salary, annual incentive compensation and long term incentive compensation.
Base Pay Overview: The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan—from CEO through an entry-level job—is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan's effective date for base pay increases.
Annual Incentive Compensation Overview: The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year. Incentive payments are awarded based on organizational performance—which determines the available dollar amounts—and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization. Incentive payments are granted from a budgeted amount of money that is made available by the Company. Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization's budget pool may be increased or decreased based on organizational performance. Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth.
Long Term Incentive Compensation Overview: In addition, executives at the Vice President level and above are eligible to participate in a long term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest  1∕3 per year over 3 years and the restricted stock vests 100% at the end of 3 years.
CONFLICTS OF INTEREST. PGIM Investments follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.
PGIM FIXED INCOME
COMPENSATION. General. The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.
An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:
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business initiatives;
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the number of investment professionals receiving a bonus and related peer group compensation;
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financial metrics of the business relative to those of appropriate peer groups; and
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investment performance of portfolios: (i) relative to appropriate peer groups; and/or (ii) as measured against relevant investment indices.
Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based, in whole or in part (depending on the date of the grant), on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based on the performance of either (i) a long/short investment composite or (ii) a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more

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closely align compensation with investment performance. The targeted long-term incentive plan is designed to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of a particular long/short composite or commingled investment vehicle. The chief investment officer/head of PGIM Fixed Income also receives (i) performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc.; (ii) book value units which track the book value per share of Prudential Financial, Inc.; and (iii) Prudential Financial, Inc. stock options. Each of the restricted stock, grants under the long-term incentive plans, performance shares, book value units and stock options is subject to vesting requirements.
POTENTIAL Conflicts of Interest. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:
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elimination of the conflict;
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disclosure of the conflict; or
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management of the conflict through the adoption of appropriate policies, procedures or other mitigants.
PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.
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Performance Fees - PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates could be considered to have the incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
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Affiliated accounts - PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.
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Large accounts/higher fee strategies - large accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income.
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Long only and long/short accounts - PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. PGIM Fixed Income may, therefore, sell, and has at times sold, a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.
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Securities of the same kind or class - PGIM Fixed Income sometimes buys or sells, or direct or recommend that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors as PGIM Fixed Income seeks the most advantageous terms reasonably attainable in the circumstances. PGIM Fixed Income may also, at any time, execute, and has at times executed, trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, or not trade such securities in any other account. While such trades (or a decision not to trade) could appear as inconsistencies in how PGIM Fixed Income views a security for one client versus another, opposite way trades are generally due to differences in investment strategy, portfolio composition or client direction.
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Investment at different levels of an issuer’s capital structure— PGIM Fixed Income may invest, and has at times invested, client assets in the same issuer, but at different levels in the issuer’s capital structure. For instance, PGIM Fixed Income may invest, and has at times invested, client assets in private securities or loans of an issuer and invest the assets of other clients in publicly traded securities of the same issuer. In addition, PGIM Fixed Income may invest, and has at times invested, client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) where PGIM Fixed Income also, at the same or different time, invests the assets of another client (including affiliated clients) in a different class or tranche of securities of the same vehicle. These different securities may have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. For some of these securities (particularly private securitized product investments for which clients own all or a significant portion of the outstanding securities or obligations), PGIM Fixed Income may have, and has had, input regarding the characteristics and the relative rights and priorities of the various classes or tranches.

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When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income may find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions may result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder may prefer a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. In some cases, PGIM Fixed Income may refrain, and has at times refrained, from taking certain actions or making investments on behalf of certain clients or PGIM Fixed Income may sell, and has at times sold, investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not refrain, and has at times not refrained, from taking actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing conflicts of interest will be resolved on a case-by-case basis. Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable law
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Financial interests of investment professionals - PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including ETFs, mutual funds and collective investment trusts. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals have financial interests in accounts managed by PGIM Fixed Income or that are related to the performance of certain client accounts.
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Non-discretionary/limited discretion accounts - PGIM Fixed Income provides non-discretionary investment advice to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa.
How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.
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Each quarter, the chief investment officer/head of PGIM Fixed Income holds a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. At each of these quarterly investment strategy review meetings, the chief investment officer/head of PGIM Fixed Income and the strategy team review and discuss the investment performance and performance attribution for each client account managed in the strategy. These meetings are also attended by the head of the investment risk management group or his designee and a member of the compliance group.
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In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation procedures. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: (i) number of new issues allocated in the strategy; (ii) size of new issue allocations to each portfolio in the strategy; (iii) profitability of new issue transactions; (iv) portfolio turnover; (v) and metrics related to large and block trade activity. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.
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PGIM Fixed Income has procedures that specifically address its side-by-side management of certain long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.
Conflicts Related to PGIM Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.
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Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests, and may in the future invest, client assets in funds that it manages or subadvises for an affiliate. PGIM Fixed Income also invests cash collateral from securities lending transactions in these funds. These investments benefit both PGIM Fixed Income and its affiliate.

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Conflicts Related to Co-investment by Affiliates. PGIM Fixed Income affiliates have provided, and may in the future provide, initial funding or otherwise invest in vehicles it manages. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a future point in time or when it deems that sufficient additional capital has been invested in that fund.
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The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.
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In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.
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PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.
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Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM Fixed Income’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.
PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management of long only and long/short accounts.
Conflicts Related to Financial Interests and the Financial Interests of Affiliates
Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:
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PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.
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PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.
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PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.
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PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts but at different levels in the capital structure. For example:
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Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at different levels of an issuer’s capital structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.
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To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.
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Certain of PGIM Fixed Income’s affiliates (as well as directors or officers of its affiliates) are officers or directors of issuers in which PGIM Fixed Income invests from time to time. These issuers may also be service providers to PGIM Fixed Income or its affiliates.
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In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.
In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.
Conflicts Arising Out of Legal Restrictions.
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At times, PGIM Fixed Income is, and may in the future be, restricted bylaw, regulation, contract or other constraints as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts.
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PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting

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or ownership thresholds. Prudential Financial tracks these aggregated holdings and PGIM Fixed Income may restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded.
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In addition, PGIM Fixed Income has received, and may in the future receive, material, non-public information with respect to a particular issuer and, as a result, have been, and may in the future be, unable to invest in or execute transactions in securities of that issuer for its clients. This information can be received voluntarily or involuntarily and under varying circumstances, including upon execution of a non-disclosure agreement, as a result of serving on the board of directors of a company, or serving on an ad hoc or official creditors' committee. In some instances, PGIM Fixed Income has created, and may in the future create, an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of PGIM Fixed Income. PGIM Fixed Income faces conflicts of interest in determining whether to accept material, non-public information. For example, PGIM Fixed Income has sought, and may in the future seek, with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving material, non-public information about the borrowers to which an account may lend (through assignments, participations or otherwise), which may place an account at an information disadvantage relative to other lenders. Conversely, PGIM Fixed Income has chosen, and may in the future choose, to receive material, non-public information about borrowers for its clients that invest in bank loans, which has restricted, and may in the future restrict, its ability to trade in other securities of the borrowers for its clients that invest in corporate bonds.
Conflicts Related to Investment Consultants
Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.
PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.
Other interactions PGIM Fixed Income has with investment consultants include the following:
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it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;
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it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;
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it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and
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it may pay for the opportunity to participate in conferences organized by investment consultants.
PGIM Fixed Income will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.
A client’s relationship with an investment consultant may result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA) may be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.
Conflicts Related to Service Providers. PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or subadvises. A service provider may provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship. PGIM Fixed Income may benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.
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Conflicts Related to Valuation and Fees.

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When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to value investments at higher valuations. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. In addition, single client account clients often calculate fees based on the valuation of assets provided by their custodian or administrator.
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Conflicts Related to Securities Lending Fees
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When PGIM Fixed Income manages a client account and also serves as securities lending agent for the account, PGIM Fixed Income is compensated for its securities lending services by receiving a portion of the proceeds generated from the securities lending activities of the account. PGIM Fixed Income could, therefore, be considered to have the incentive to invest in securities that would generate higher securities lending returns, but that may not otherwise be in the best interest of the client account.
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Conflicts Related to Long-Term Compensation.The performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, PGIM Fixed Income’s chief investment officer/head reviews performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy. These quarterly investment strategy review meetings are also attended by the head of the investment risk management group or his designee and a member of the compliance group.
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Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages or subadvises. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.
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Conflicts Related to Trading – Personal Trading by Employees. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.
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In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.
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Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.
QMA LLC (QMA)
COMPENSATION. QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.
An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the performance of certain QMA strategies, and (ii) 20% of the value of the grant consists of restricted stock of Prudential Financial, Inc. (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of a fund (or any other individual account managed by QMA) or the value of the assets of a fund (or any other individual account managed by QMA).
The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance of composites representing QMA’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which QMA’s strategies are managed, and 2) business results as measured by QMA’s pretax income.

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CONFLICTS OF INTEREST. Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:
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Elimination of the conflict;
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Disclosure of the conflict; or
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Management of the conflict through the adoption of appropriate policies and procedures.
QMA follows Prudential Financial’s policies on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest. Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.
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Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the total return of a portfolio, and may offer greater upside potential to QMA than asset-based fees, depending on how the fees are structured. This side-by-side management could create an incentive for QMA to favor one account over another. Specifically, QMA could have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.
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Long Only/Long-Short Accounts. QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.
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Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA’s investment professionals may have an interest in funds in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.
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Affiliated Accounts. QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.
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Non-Discretionary Accounts or Model Portfolios. QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. When QMA manages accounts on a non-discretionary basis, the investment team will typically deliver a model portfolio to a non-discretionary client at or around the same time as executive discretionary trades in the same strategy. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.
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Large Accounts/Higher Fee Strategies. Large accounts typically generate more revenue than do smaller accounts and certain strategies have higher fees than others. As a result, a portfolio manager has an incentive when allocating investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.
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Securities of the Same Kind or Class. QMA sometimes buys or sells or directs or recommends that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Although such pricing differences could appear as preferences for one client over another, QMA’s trade execution in each case is driven by its consideration of a variety of factors as we seek the most advantageous terms reasonably attainable in the circumstances. Although such pricing differences could appear as preferences for one client over another, QMA's trade execution in each case is driven by its consideration of a variety of factors as we seek the most advantageous terms reasonably attainable in the circumstances. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, or not trade in any other account. Opposite way trades are generally due to differences in investment strategy, portfolio composition, or client direction.

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How QMA Addresses These Conflicts of Interest. The conflicts of interest described above with respect to different types of side-by-side management could influence QMA’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest. QMA's Conflicts of Interest and related policies stress that investment decisions are to be made in accordance with the fiduciary duties owed to each account without giving consideration to QMA or QMA personnel's pecuniary, investment or other financial interests.
In keeping with its fiduciary obligations, QMA’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably over time. QMA’s investment strategies generally require that QMA invest its clients’ assets in securities that are publicly traded. QMA generally does not participate in initial public offerings. QMA's investment strategies are team managed, reducing the likelihood that one portfolio would be favored over other portfolios managed by the team. These factors reduce the risk that QMA could favor one client over another in the allocation of investment opportunities. QMA’s compliance procedures with respect to these policies include independent reviews by its compliance unit of the timing, allocation and aggregation of trades, the allocation of investment opportunities and the performance of similarly managed accounts. These procedures are designed to detect patterns and anomalies in QMA’s side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA’s Trade Management Oversight Committee, which consists of senior members of QMA’s management team, reviews, among other things, trading patterns, execution impact on client accounts and broker performance, on a periodic basis.
QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. QMA may choose to aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction or as soon as possible thereafter, on a pro rata basis equal to each account’s appetite for the issue when such appetite can be determined.
With respect to QMA’s management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA’s review is intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios, although such views may actually be reasonable and consistent due to differing portfolio constraints.
QMA’s Relationships with Affiliates and Related Conflicts of Interest. As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. It is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.
Conflicts Related to QMA’s Affiliations.
Conflicts Arising Out of Legal Restrictions. QMA may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of QMA’s relationship with Prudential Financial and its other affiliates. For example, QMA’s holdings of a security on behalf of its clients are required under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds. Prudential tracks these aggregate holdings and QMA may restrict purchases, sell existing investments, or otherwise restrict, forego or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to QMA, Prudential or QMA's clients if such thresholds are exceeded. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for its clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates. QMA’s trading of Prudential Financial common stock for its clients’ portfolios also presents a conflict of interest and, consequently, QMA does so only when permitted by its clients.
The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.
Conflicts Related to QMA’s Multi-Asset Class Services. QMA performs asset allocation services as subadviser for affiliated mutual funds managed or co-managed by the Investment Manager, including for some Portfolios offered by the Fund. Where, in these arrangements, QMA also manages underlying funds or accounts within asset classes included in the mutual fund guidelines, QMA will allocate assets to such underlying funds, vehicles, or accounts. In these circumstances, QMA receives both an asset allocation fee and a management

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fee. As a result, QMA has an incentive to allocate assets to an asset class or vehicle that it manages in order to increase its fees. To help mitigate this conflict, the compliance group reviews the asset allocation to determine that the investments were made within the established guidelines for each asset class or fund.
QMA’s affiliates can have an incentive to seek to influence QMA’s asset allocation decisions, for example to facilitate hedging or improve profit margins. Through training and the establishment of communication barriers, however, QMA seeks to avoid any influence by its affiliates and implements its asset allocation decisions solely in what QMA believes to be the best interests of the funds and in compliance with applicable guidelines. QMA also believes that it makes such allocations in a manner consistent with its fiduciary obligations.
In certain arrangements QMA subadvises mutual funds for the Investment Manager through a program where they have selected QMA as a manager, resulting in QMA’s collection of subadvisory fees from them. The Investment Manager also selects managers for some of QMA’s asset allocation products and, in certain cases, is compensated by QMA for these services under service agreements. The Investment Manager and QMA may have a mutual incentive to continue these types of arrangements that benefit both companies. These and other types of conflicts of interest are reviewed to verify that appropriate oversight is performed.
Conflicts Related to QMA’s Financial Interests and the Financial Interests of QMA’s Affiliates. QMA, Prudential Financial, Inc., The Prudential Insurance Company of America (PICA) and other affiliates of QMA have financial interests in, or relationships with, companies whose securities QMA holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to QMA or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by QMA on behalf of its client accounts. For example, QMA invests in the securities of one or more clients for the accounts of other clients. QMA’s affiliates sell various products and/or services to certain companies whose securities QMA purchases and sells for its clients. QMA’s affiliates hold public and private debt and equity securities of a large number of issuers. QMA invests in some of the same issuers for its client accounts but at different levels in the capital structure. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. Certain of QMA’s affiliates (as well as directors of QMA’s affiliates) are officers or directors of issuers in which QMA invests from time to time. These issuers may also be service providers to QMA or its affiliates. In general, conflicts related to the financial interests described above are addressed by the fact that QMA makes investment decisions for each client independently considering the best economic interests of such client.
Certain of QMA’s employees may offer and sell securities of, and units in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for QMA’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, although sales commissions are not paid for such activities, such sales could result in increased compensation to the employee. To mitigate this conflict, QMA performs suitability checks on new clients as well as on an annual basis with respect to all clients.
Conflicts Related to Long-Term Compensation. A portion of the long-term incentive grant of some of QMA’s investment professionals will increase or decrease based on the annual performance of several of QMA’s strategies over defined time periods. Consequently, some of QMA’s portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to verify that each of its accounts is managed in a manner that is consistent with QMA’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, QMA’s chief investment officer will perform a comparison of trading costs between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts, to verify that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a meeting of QMA's Trade Management Oversight Committee.
Conflicts Related to Service Providers. QMA retains third party advisors and other service providers to provide various services for QMA as well as for funds that QMA manages or subadvises. A service provider may provide services to QMA or one of its funds while also providing services to PGIM, Inc. (PGIM) other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship. QMA may benefit from negotiated fee rates offered to its funds and vice-versa. There is no assurance, however, that QMA will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that it will know of such negotiated fee rates.
Conflicts of Interest in the Voting Process. Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client or affiliate of QMA. When QMA identifies an actual or potential conflict of interest between QMA and its clients or affiliates, QMA votes in accordance with the policy of its proxy voting advisor rather than its own policy. In that manner, QMA seeks to maintain the independence and objectivity of the vote.

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QS INVESTORS, LLC (QS INVESTORS)
COMPENSATION. Compensation for all investment professionals includes a combination of base salary and annual discretionary bonus as well as a generous benefits package made available to all employees on a non-discretionary basis. Specifically, the compensation package includes:
Competitive base salaries;
Individual discretionary -based bonuses based on the investment professional’s added value to the products for which they are responsible. Bonuses are not directly tied to peer group and/or relative performance to any benchmark. The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management process, and management’s assessment of a portfolio manager’s contributions to the investment team, the investment process and overall performance (distinct from fund and other account performance). Other factors taken into consideration include the individual’s contributions to model and investment process research, risk management, client service and new business development; and
Corporate profit sharing.
Certain investment professionals may also have longer-term incentive packages that are tied to the success of the organization.
CONFLICTS OF INTEREST. QS Investors maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.
Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.
QS Investors has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, or market restrictions.
Similar Investment Strategies. QS Investors and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios by QS Investors’ methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.
Different Investment Strategies. QS Investors may manage long-short strategies alongside long-only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long-only strategies, QS Investors has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.
Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. To manage conflicts that may arise from management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management.

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In multi-asset strategies where QS Investors is responsible for asset allocation and has the discretionary authority to direct assets to funds or accounts managed by QS Investors, affiliated managers and/or unaffiliated managers, QS Investors may have financial or other incentives to advise that client assets be directed to funds or accounts managed by QS Investors instead of funds or accounts managed by affiliated managers or unaffiliated managers, or to advise that client assets be directed to funds or accounts managed by affiliated managers instead of unaffiliated managers.
QS Investors has established and implemented various policies and procedures to promote fair and equitable treatment and to manage these and other potential conflicts that may arise from differences in financial incentives. For example, with regard to the management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management. With regard to conflicts associated with fund/manager selection, QS Investors employs an asset allocation process that is primarily quantitative, and certain investment decisions that could be deemed to result in conflicts of interest (e.g., initial allocations or substantial increases in allocations to funds or accounts managed by QS Investors) are subject to review and pre-approval by certain management and compliance personnel.
Personal Holdings and Transactions. Investment professionals employed by QS Investors may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. QS Investors also allows its employees to trade in securities that it recommends to advisory clients. QS Investors purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by QS Investors for its client accounts. QS Investors and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by QS Investors. This may result in a potential conflict of interest since QS Investors’ employees have knowledge of such funds’ investment holdings, which is non-public information. QS Investors has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing pre-clearance and reporting requirements, blackout periods, supervisory oversight, and other measures designed to reduce conflict.
BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, INC. (BRANDYWINE GLOBAL)
COMPENSATION. Brandywine Global portfolio managers’ compensation includes a fixed base salary coupled with a bonus which is based on 1) the manager’s portfolio pre-tax performance versus a relevant peer-group universe over one quarter, one year, three year and five year time periods, and 2) the overall profitability of all portfolios managed by the portfolio managers. The bonus calculation treats every account under the portfolio manager’s direction in the same manner, including the Portfolio. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the firms are also considered as part of the individual allocation decision. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated to a pool shared by all product groups. Finally, Brandywine investment professionals are eligible for options on Legg Mason, Inc. stock, provided from time to time at Legg Mason, Inc.’s discretion to its investment management subsidiaries. Brandywine Global believes this system achieves the goal of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth and teamwork.
CONFLICTS OF INTEREST. Brandywine Global believes that there are no material conflicts of interest that arise in connection with its simultaneous management of its various portfolios. All portfolios within a given investment style are treated in a similar fashion for all investment decisions, unless a client provides specific investment restrictions. All trade executions of a given investment decision are allocated in an unbiased manner to avoid any conflict over allocation of investment opportunities.
CLEARBRIDGE INVESTMENTS, LLC. (CLEARBRIDGE)
COMPENSATION. ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.
Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.
Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.
Discretionary compensation can include:

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Cash Incentive Award
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ClearBridge’s Deferred Incentive Plan (“CDIP”) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product. For research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite. ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.
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Franklin Resources Restricted Stock Deferral – a mandatory program that typically defers 5% of discretionary year-end compensation into Franklin Resources restricted stock. The award is paid out to employees in shares subject to vesting requirements.
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Franklin Resources Restricted Stock Grants – a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.
Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:
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Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;
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Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;
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Overall firm profitability and performance;
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Amount and nature of assets managed by the portfolio manager;
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Contributions for asset retention, gathering and client satisfaction;
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Contribution to mentoring, coaching and/or supervising.
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Contribution and communication of investment ideas in ClearBridge's Investment meetings and on a day to day basis; and
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Market compensation survey research by independent third parties.
CONFLICTS OF INTEREST. Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.
The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:
Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.
Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

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Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
WESTERN ASSET MANAGEMENT COMPANY, LLC/WESTERN ASSET MANAGEMENT COMPANY LIMITED (WESTERN ASSET)
COMPENSATION.
At Western Asset, one compensation methodology covers all employees, including investment professionals.
Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in May.
The Firm’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation range for each position within Western Asset is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Furthermore, the incentive bonus makes up the variable component of total compensation. Additional details regarding the incentive bonus are below:
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Each employee participates in the annual review process in which a formal performance review is conducted at the end of the year and also a mid-year review is conducted halfway through the fiscal year.
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The incentive bonus is based on one’s individual contributions to the success of one’s team performance and the Firm. The overall success of the Firm will determine the amount of funds available to distribute for all incentive bonuses.
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Incentive compensation is the primary focus of management decisions when determining Total Compensation, as base salaries are purely targeting to pay a competitive rate for the role.
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Western Asset offers long-term incentives (in the form of deferred cash or Legg Mason restricted stock) as part of the discretionary bonus for eligible employees. The eligibility requirements are discretionary and the plan participants include all investment professionals, sales and relationship management professionals and senior managers. The purpose of the plan is to retain key employees by allowing them to participate in the plans where the awards are denominated in the form of Legg Mason restricted stock or are invested into a variety of Western Asset and Legg Mason funds. These contributions plus the investment gains are paid to the employee if he/she remains employed and in good standing with Western Asset until the discretionary contributions become vested. Discretionary contributions made to the Plan will be placed in a special trust that restricts management's use of and access to the money.
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Under limited circumstances, employees may be paid additional incentives in recognition of outstanding performance or as a retention tool. These incentives may include Legg Mason stock options.
For portfolio managers, the formal review process also includes the use of a Balanced Scorecard to measure performance. The Balanced Scorecard includes one-, three-, and five-year investment performance, monitoring of risk, (portfolio dispersion and tracking error), client support activities, adherence to client portfolio objectives and guidelines, and certain financial measures (assets under management and revenue trends). In reviewing investment performance, one-, three-, and five-year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by the review process.
CONFLICTS OF INTEREST.

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Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.
It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.
With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.
The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.
Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through the Firm’s compliance monitoring program.
Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SOC 1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.
T. Rowe Price Associates, Inc.
T. Rowe Price International Ltd.
T. Rowe Price Japan, Inc.
T. Rowe Price Hong Kong Limited
T. Rowe Price Singapore Private Ltd. (collectively, T. Rowe Price)
PORTFOLIO MANAGER COMPENSATION STRUCTURE. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based

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index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
CONFLICTS OF INTEREST. Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.
The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.
Wellington Management Company LLP
Portfolio Manager Compensation
Wellington Management receives a fee based on the assets under management of each Portfolio as set forth in the Investment Subadvisory Agreement between Wellington Management and the Manager on behalf of each Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to a Portfolio. The following information is as of December 31, 2020.

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Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of a Portfolio (the “Investment Professional”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professionals is determined by the Investment Professionals’ experience and performance in their role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional, with the exception of Thomas and Isch, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. The Investment Professional's incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professional, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Chally, Garabedian, McLane, Sullivan and Thomas are Partners.
Portfolio	Benchmark Index and/or Peer Group for Incentive Period
AST Mid-Cap Value Portfolio	Russell 2500 Value Index
AST Small Cap Growth Opportunities Portfolio	Russell 2000 Growth Index
AST Global Bond Portfolio	Bloomberg Barclays Global Aggregate Hedged to USD
Potential Conflicts
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. A Portfolio’s managers listed in the prospectus who are primarily responsible for the day-to-day management of a Portfolio (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of a Portfolio. The Investment Professionals make investment decisions for each account, including a Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to a Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of a Portfolio.
An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Portfolio, or make investment decisions that are similar to those made for a Portfolio, both of which have the potential to adversely impact a Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for a Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of a Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing a Portfolio. Messrs. Chally, Garabedian, McLane, Meyi, Siegle, Sullivan and Thomas also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in

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each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
OTHER SERVICE PROVIDERS
CUSTODIAN. The Bank of New York Mellon Corp., 240 Greenwich Street, New York, New York 10286 serves as Custodian for the Trust's portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.
TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including but not limited to postage, stationery, printing, allocable communication expenses and other costs.
BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017-6204 served as the independent registered public accounting firm for the Portfolios for the fiscal year ended December 31, 2020, and in that capacity will audit the annual financial statements for the Portfolios for the next fiscal year. KPMG LLP, 345 Park Avenue, New York, New York 10154, served as the independent registered public accounting firm for the fiscal year ended December 31, 2019.
DISTRIBUTOR. The Trust has distribution arrangements with PAD, pursuant to which PAD serves as the distributor for the shares of each Portfolio. PAD is an affiliate of the Investment Managers.
The Trust’s distribution agreement with respect to the Trust and the Portfolios (Distribution Agreement) has been approved by the Board, including a majority of the Independent Trustees, with respect to each Portfolio. The Distribution Agreement will remain in effect from year to year provided that the Distribution Agreement’s continuance is approved annually by (i) a majority of the Independent Trustees who are not parties to the agreement and, if applicable, who have no direct or indirect financial interest in the operation of the Shareholder Services and Distribution Plan (the 12b-1 Plan) or any such related agreement, by a vote cast in person at a meeting called for the purpose of voting on such Agreements and (ii) either by a vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, as applicable.
The Trust has adopted the 12b-1 Plan in the manner prescribed under Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, each Portfolio (except for AST Blackrock Corporate Bond Portfolio, AST PIMCO Corporate Bond Portfolio, AST Prudential Corporate Bond Portfolio, AST T. Rowe Price Corporate Bond Portfolio and AST Western Asset Corporate Bond Portfolio ) is authorized to pay PAD an annual shareholder services and distribution fee of 0.25% of each Portfolio’s average daily net assets.
The shareholder services and distribution fee paid by each Portfolio to PAD is intended to compensate PAD and its affiliates for various administrative services, including but not limited to the filing, printing and delivery of the Trust’s prospectus and statement of additional information, annual and semi-annual shareholder reports, and other required regulatory documents, responding to shareholder

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questions and inquiries relating to the Portfolios, and related functions and services. In addition, pursuant to the 12b-1 Plan, the fee is intended to compensate PAD and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of the covered Portfolios. These activities include, but are not limited to, the following:
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printing and mailing of prospectuses, statements of additional information, supplements, proxy statement materials, and annual and semi-annual reports for current owners of variable life or variable annuity contracts indirectly investing in the shares (the Contracts);
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reconciling and balancing separate account investments in the Portfolios;
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reconciling and providing notice to the Trust of net cash flow and cash requirements for net redemption orders;
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confirming transactions;
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providing Contract owner services related to investments in the Portfolios, including assisting the Trust with proxy solicitations, including providing solicitation and tabulation services, and investigating and responding to inquiries from Contract owners that relate to the Portfolios;
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providing periodic reports to the Trust and regarding the Portfolios to third-party reporting services;
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paying compensation to and expenses, including overhead, of employees of PAD and other broker-dealers and financial intermediaries that engage in the distribution of the shares including, but not limited to, commissions, service fees and marketing fees;
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printing and mailing of prospectuses, statements of additional information, supplements and annual and semi-annual reports for prospective Contract owners;
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paying expenses relating to the development, preparation, printing and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Portfolios;
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paying expenses of holding seminars and sales meetings designed to promote the distribution of the shares;
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paying expenses of obtaining information and providing explanations to Contract owners regarding investment objectives, policies, performance and other information about the Trust and its Portfolios;
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paying expenses of training sales personnel regarding the Portfolios; and
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providing other services and bearing other expenses for the benefit of the Portfolios, including activities primarily intended to result in the sale of shares of the Trust.
The 12b-1Plan is of a type known as a “compensation” plan because payments are made for services rendered to the covered Portfolios of the Trust regardless of the level of actual expenditures by PAD. However, as part of their oversight of the operations of the Trust and the 12b-1Plan, the Trustees consider and examine all payments made to PAD and all expenditures by PAD for purposes of reviewing operations under the 12b-1 Plan. As required under Rule 12b-1, the 12b-1 Plan provides that PAD and any other person(s) authorized to direct the disposition of monies paid or payable by the Portfolios pursuant to the 12b-1 Plan or any related agreement will provide to the Board, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. Fees payable to PAD under the 12b-1 Plan are accrued daily and paid bi-weekly.
The 12b-1 Plan and any related agreement will continue in effect, with respect to each Portfolio, for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of (a) the Board and (b) the Trust’s Independent Trustees, cast in person at a meeting called for the purpose of voting on the 12b-1Plan or such agreement, as applicable. In addition, the 12b-1 Plan and any related agreement may be terminated at any time with respect to any Portfolio by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities representing the shares of that Portfolio. The 12b-1 Plan may not be amended to increase materially the amount of distribution and shareholder service fees permissible with respect to any Portfolio until it has been approved by the Board and by a vote of at least a majority of the outstanding voting securities representing the shares of that Portfolio.
The amounts received by PAD from each Portfolio pursuant to the 12b-1 Plan during the most recently completed fiscal year are set out in the table below:
Amounts Received by PAD
Portfolio Name	Amount
AST American Funds Growth Allocation Portfolio	$2,607,493
AST BlackRock 60/40 Target Allocation ETF Portfolio	$458,545
AST BlackRock 80/20 Target Allocation ETF Portfolio	$602,010
AST Dimensional Global Core Allocation Portfolio	$15,597
AST Franklin 85/15 Diversified Allocation Portfolio (formerly, AST Legg Mason Diversified Growth Portfolio)	$993,899
AST Global Bond Portfolio (formerly, AST Wellington Management Global Bond Portfolio)	$5,763,322
AST Prudential Flexible Multi-Strategy Portfolio	$173,259
AST QMA International Core Equity Portfolio	$2,776,666

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Amounts Received by PAD
Portfolio Name	Amount
AST T. Rowe Price Diversified Real Growth Portfolio	$315,206
SECURITIES LENDING ACTIVITIES. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (GSAL), serves as the securities lending agent for the Trust, and in that role administers the Portfolios’ securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Trust on behalf of each Portfolio and GSAL.
As securities lending agent, GSAL is responsible for marketing to approved borrowers available securities from each Portfolio’s portfolio. GSAL is responsible for the administration and management of each Portfolio’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Portfolio’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), and arranging for the investment of cash collateral received from borrowers in accordance with each Portfolio’s investment guidelines.
GSAL receives as compensation for its services a portion of the amount earned by each Portfolio for lending securities.
The table below sets forth, for each Portfolio’s most recently completed fiscal year, the Portfolio’s gross income received from securities lending activities, the fees and/or other compensation paid by the Portfolio for securities lending activities, and the net income earned by the Portfolio for securities lending activities. The table below also discloses any other fees or payments incurred by each Portfolio resulting from lending securities.
Securities Lending Activities
	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST Franklin 85/15 Diversified Growth Allocation Portfolio	AST Global Bond Portfolio (formerly, Wellington Management Global Bond Portfolio	AST PIMCO Corporate Bond Portfolio	AST Prudential Flexible Multi- Strategy Portfolio	AST QMA International Core Equity Portfolio
Gross Income from securities lending activities	$372,776	$581,618	$214,653	$593,090	$10	$554	$216,508
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(26,245)	$(41,474)	$(10,499)	$(18,526)	$(1)	$(57)	$(18,421)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral investment vehicle)	$(28,523)	$(40,518)	$(16,041)	$(68,565)	$(2)	$(10)	$(9,671)
Administrative fees not included in revenue split	$—	$—	$—	$—	$—	$—	$—
Indemnification fee not included in revenue split	$—	$—	$—	$—	$—	$—	$—
Rebate (paid to borrower)	$(82,242)	$(127,111)	$(93,472)	$(338,471)	$(2)	$(111)	$(22,648)
Other fees not included in revenue split (specify)	$—	$—	$—	$—	$—	$—	$—
Aggregate fees/compensation for securities lending activities	$(137,010)	$(209,103)	$(120,012)	$(425,562)	$(5)	$(178)	$(50,740)
Net Income from securities lending activities	$235,766	$372,515	$94,641	$167,528	$5	$376	$165,768

Securities Lending Activities
	AST T. Rowe Price Diversified Real Growth Portfolio	AST Western Asset Corporate Bond Portfolio
Gross Income from securities lending activities	$18,442	$292
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(1,021)	$(2)

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Securities Lending Activities
	AST T. Rowe Price Diversified Real Growth Portfolio	AST Western Asset Corporate Bond Portfolio
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral investment vehicle)	$(1,676)	$(10)
Administrative fees not included in revenue split	$—	$—
Indemnification fee not included in revenue split	$—	$—
Rebate (paid to borrower)	$(6,220)	$(217)
Other fees not included in revenue split (specify)	$—	$—
Aggregate fees/compensation for securities lending activities	$(8,917)	$(229)
Net Income from securities lending activities	$9,525	$63
PORTFOLIO TRANSACTIONS & BROKERAGE
The Trust has adopted a policy pursuant to which the Trust and its Investment Managers, subadvisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Trust shares by directing brokerage transactions to that broker. The Trust has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Trust, the Investment Managers, and the subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Trust and is not influenced by considerations about the sale of Portfolio shares.
The Investment Managers are responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Trust, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Trust portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. For purposes of this section, the term “Investment Managers” includes the investment subadvisers. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, affiliates of the Investment Managers and/or subadvisers (an affiliated broker). Brokerage commissions on US securities, options and futures exchanges or boards of trade are subject to negotiation between the Investment Managers and the broker or futures commission merchant.
In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and US government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Trust will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the SEC.
In placing orders for portfolio securities of the Trust, the Investment Managers’ overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Investment Managers seek to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Investment Managers may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Investment Managers’ knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Investment Managers’ knowledge of the financial stability of the firms; the Investment Managers’ knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Trust may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.
Unless prohibited by applicable law, such as the European Union’s Market in Financial Instruments Directive (“MiFID II”), when the Investment Managers select a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research

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compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Investment Managers’ investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Trust. The Investment Managers maintain an internal allocation procedure to identify those firms who have provided them with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Investment Managers believe provide a benefit to the Trust and its other clients. The Investment Managers make a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.
Under MiFID II, which became effective January 3, 2018, investment managers that are regulated under MiFID II, including certain Investment Managers, are no longer able to use soft dollars to pay for research from brokers. Investment Managers that are regulated under MiFID II are required to either pay for research out of their own resources or agree with clients to have research costs paid by clients through “research payment accounts” that are funded out of execution commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution. MiFID II limits the ability of certain Investment Managers to pay for research using soft dollars in various circumstances. MiFID II’s research requirements present various compliance and operational considerations for investment managers and broker-dealers serving clients in both the United States and the European Union, and the Investment Managers have adopted a variety of approaches to complying with the MiFID II requirements.
When the Investment Managers deem the purchase or sale of equities to be in the best interests of the Trust or its other clients, including Prudential, the Investment Managers may, but are under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Investment Managers in the manner they consider to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Trust's Board of Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which any affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Trust, will not significantly affect the Trust's ability to pursue its present investment objective. However, in the future, in other circumstances, the Trust may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.
Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Trust. In order for an affiliated broker to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11 (a) of the 1934 Act, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Trust unless the Trust has expressly authorized the retention of such compensation. The affiliated broker must furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by it from transactions effected for the Trust during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon the broker by applicable law. Transactions in options by the Trust will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or hold may be affected by options written or held by the Investment Managers and other investment advisory clients of the Investment Managers. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Each Portfolio of the Trust participates in a voluntary commission recapture program available through Capital Institutional Services, Inc. (CAPIS). Subadvisers that choose to participate in the program retain the responsibility to seek best execution and are under no obligation to place any specific trades with a broker available through the program (each, a designated broker). A portion of commissions on trades executed through designated brokers is rebated to a Portfolio as a credit that can be used by the Portfolio to pay expenses of the Portfolio.

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The tables below set forth information concerning the payment of brokerage commissions by the Portfolios, including the amount of brokerage commissions paid to any affiliated broker, for the three most recently completed fiscal years, as applicable:
Total Brokerage Commissions Paid by the Portfolios
Portfolio	2020	2019	2018
AST American Funds Growth Allocation Portfolio	$4,928	$3,427	N/A
AST BlackRock 60/40 Target Allocation ETF Portfolio	$64,961	$20,771	N/A
AST BlackRock Corporate Bond Portfolio	$182	$109	N/A
AST Dimensional Global Core Allocation Portfolio	$286	$2	N/A
AST Franklin 85/15 Diversified Allocation Portfolio (formerly, AST Legg Mason Diversified Growth Portfolio)	$313,313	$185,009	$110,856
AST Global Bond Portfolio (formerly, AST Wellington Management Global Bond Portfolio)	$726,480	$725,946	None
AST Prudential Corporate Bond Portfolio	$258	None	N/A
AST Prudential Flexible Multi-Strategy Portfolio	$20,263	$12,760	$11,486
AST QMA International Core Equity Portfolio	$749,726	$777,692	$808,340
AST T. Rowe Price Corporate Bond Portfolio	None	N/A	N/A
AST T. Rowe Price Diversified Real Growth Portfolio	$40,956	$32,591	$17,937
AST Western Asset Corporate Bond Portfolio	$58	$69	None

Brokerage Commissions Paid to Affiliated Brokers: Fiscal Year 2020
Portfolio	Commissions Paid	Broker Name	% of Commissions Paid to Broker	% of Dollar Amt. of Transactions Involving Commissions Effected through Broker
AST Global Bond Portfolio	$158,542	Goldman Sachs & Co. LLC	21.82%	6.16%

Brokerage Commissions Paid to Affiliated Brokers: Fiscal Year 2019
Portfolio	Commissions Paid	Broker Name	% of Commissions Paid to Broker	% of Dollar Amt. of Transactions Involving Commissions Effected through Broker
N/A	N/A	N/A	N/A	N/A

Brokerage Commissions Paid to Affiliated Brokers: Fiscal Year 2018
Portfolio	Commissions Paid	Broker Name	% of Commissions Paid to Broker	% of Dollar Amt. of Transactions Involving Commissions Effected through Broker
N/A	N/A	N/A	N/A	N/A
The below table shows the Portfolio's portfolio turnover rates over the two most recently completed fiscal years:
Portfolio Turnover Rate
Fund name	2020	2019
AST American Funds Growth Allocation Portfolio	68%	13%
AST BlackRock 60/40 Target Allocation ETF Portfolio	112%	37%
AST BlackRock 80/20 Target Allocation ETF Portfolio	133%	38%
AST BlackRock Corporate Bond Portfolio	172%	67%
AST Dimensional Global Core Allocation Portfolio	40%	0%
AST Franklin 85/15 Diversified Allocation Portfolio (formerly, AST Legg Mason Diversified Growth Portfolio)	114%	33%
AST Global Bond (formerly, AST Wellington Management Global Bond)	174%	78%
AST PIMCO Corporate Bond Portfolio	41%	177%
AST Prudential Corporate Bond Portfolio	30%	155%
AST Prudential Flexible Multi-Strategy Portfolio	115%	44%
AST QMA International Core Equity Portfolio	112%	108%
AST T. Rowe Price Corporate Bond Portfolio	73%	44%
AST T. Rowe Price Diversified Real Growth Portfolio	90%	66%
AST Western Asset Corporate Bond Portfolio	56%	85%

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ADDITIONAL INFORMATION
FUND HISTORY. The Trust is a managed, open-end investment company organized as a Massachusetts business trust, the separate Portfolios of which are diversified, unless otherwise indicated. Formerly, the Trust was known as the Henderson International Growth Fund, which consisted of only one Portfolio (The Henderson International Growth Fund is currently known as the AST J.P. Morgan International Equity Portfolio (formerly known as the AST Strong International Equity Portfolio, the AST AIM International Equity Portfolio, the AST Putnam International Equity Portfolio and the Seligman Henderson International Equity Portfolio)).The investment manager was Henderson International, Inc. Shareholders of what was, at the time, the Henderson International Growth Fund, approved certain changes in a meeting held April 17, 1992. These changes included engagement of a new investment manager, engagement of a Subadviser and election of new Trustees. Subsequent to that meeting, the new Trustees adopted a number of resolutions, including, but not limited to, resolutions renaming the Trust. Since that time the Trustees have adopted a number of resolutions, including, but not limited to, making new Portfolios available and adopting forms of Investment Management Agreements and subadvisory Agreements between the Investment Managers and the Trust and the Investment Managers and each subadviser, respectively.
The AST AllianceBernstein Growth & Income Portfolio (formerly known as the AST Alliance Growth and Income Portfolio and as the AST Lord Abbett Growth and Income Portfolio) was first offered as of May 1, 1992. The AST Government Money Market Portfolio (formerly known as the AST Money Market Portfolio) was first offered as of November 4, 1992. The AST Mid-Cap Value Portfolio (formerly known as the AST Neuberger Berman Mid-Cap Value Portfolio and the Federated Utility Income Portfolio) and the AST UBS Dynamic Alpha Portfolio (formerly known as the AST Global Allocation Portfolio, the DeAM Global Allocation Portfolio, the AIM Balanced Portfolio, the AST Putnam Balanced Portfolio and the AST Phoenix Balanced Asset Portfolio) were first offered as of May 1, 1993. The AST High Yield Portfolio (formerly known as the Goldman Sachs High Yield Portfolio and the AST Federated High Yield Portfolio), the AST T. Rowe Price Asset Allocation Portfolio, AST Small-Cap Growth Portfolio (formerly known as the AST State Street Research Small-Cap Growth Portfolio, the AST Small-Cap Growth Portfolio (formerly known as the PBHG Small-Cap Growth Portfolio), the AST Janus Small-Cap Growth Portfolio and the Founders Capital Appreciation Portfolio), the Large-Cap Value Portfolio (formerly known as the AST Hotchkis Wiley Large-Cap Value Portfolio and the AST INVESCO Capital Income Portfolio) and the AST BlackRock/Loomis Sayles Bond Portfolio (formerly known as the AST PIMCO Total Return Bond Portfolio) were first offered as of December 31, 1993. The AST T. Rowe Price Global Bond Portfolio (formerly known as the AST Scudder International Bond Portfolio) was first offered as of May 1, 1994.
The AST International Value Portfolio (formerly known as the AST LSV International Value Portfolio, the AST DeAM International Equity Portfolio, the AST Founders Passport Portfolio and the Seligman Henderson International Small Cap Portfolio), the AST T. Rowe Price Natural Resources Portfolio and the AST PIMCO Limited Maturity Bond Portfolio were first offered as of May 2, 1995. The AST AllianceBernstein Large-Cap Growth Portfolio (formerly known as the AST Alliance Growth Portfolio, AST Oppenheimer Large-Cap Growth Portfolio, and the Robertson Stephens Value + Growth Portfolio) was first offered as of May 2, 1996. The AST International Growth Portfolio (formerly known as the AST William Blair International Growth Portfolio and the AST Janus Overseas Growth Portfolio), the AST Small-Cap Value Portfolio (formerly known as the AST Gabelli Small-Cap Value Portfolio and the AST T. Rowe Price Small Company Value Portfolio) and the AST American Century Income & Growth Portfolio (formerly known as the AST Putnam Value Growth Income Portfolio) were first offered as of January 2, 1997. The AST Marsico Capital Growth Portfolio was first offered as of December 22, 1997. The AST Goldman Sachs Small-Cap Value Portfolio (formerly known as the AST Lord Abbett Small Cap Value Portfolio), the AST Cohen & Steers Realty Portfolio, and the AST QMA US Equity Alpha Portfolio (formerly known as the AST AllianceBernstein Managed Index 500 Portfolio, the AST Sanford Bernstein Managed Index 500 Portfolio and as the AST Bankers Trust Managed Index 500 Portfolio) were first offered as of January 2, 1998. The AST Neuberger Berman Small-Cap Growth Portfolio (formerly known as the AST DeAM Small-Cap Growth Portfolio and the AST Scudder Small-Cap Growth Portfolio) was first offered as of January 4, 1999. The AST MFS Global Equity Portfolio and the AST MFS Growth Portfolio were first offered as of October 18, 1999. The AST Goldman Sachs Mid-Cap Growth Portfolio (formerly known as the AST Janus Mid-Cap Growth Portfolio) was first offered as of May 1, 2000. The AST Small-Cap Growth Opportunities Portfolio (formerly known as the AST Federated Aggressive Growth Portfolio), the AST Mid-Cap Value Portfolio (formerly known as the AST Gabelli All-Cap Value Portfolio), the AST DeAM Large-Cap Value Portfolio (formerly known as the Janus Strategic Value Portfolio) and the AST Lord Abbett Core Fixed Income Portfolio (formerly, the AST Lord Abbett Bond-Debenture Portfolio) were first offered on October 23, 2000. The AST AllianceBernstein Core Value (formerly known as the AST Sanford Bernstein Core Value) Portfolio was first offered on May 1, 2001.
Effective as of December 2, 2005, the AST Alger All-Cap Growth Portfolio and the AST AllianceBernstein Growth + Value Portfolio were reorganized into the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST AllianceBernstein Managed Index 500 Portfolio, respectively, and ceased to exist.
The AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, the AST Academic Strategies Asset Allocation Portfolio (formerly the AST Balanced Asset Allocation Portfolio), the AST Balanced Asset Allocation Portfolio (formerly the AST Conservative Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio were each first offered on or about December 5, 2005.

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The AST Advanced Strategies Portfolio, the AST First Trust Balanced Target Portfolio and the AST First Trust Capital Appreciation Target Portfolio were each first offered on or about March 20, 2006.
The AST Western Asset Core Plus Bond Portfolio, the AST CLS Growth Asset Allocation Portfolio, the AST CLS Moderate Asset Allocation Portfolio, the AST Horizon Growth Asset Allocation Portfolio, the AST Horizon Moderate Asset Allocation Portfolio, and the AST Niemann Capital Growth Asset Allocation Portfolio were each first offered on or about November 17, 2007.
The AST Bond Portfolio 2018, the AST Bond Portfolio 2019, and the AST Investment Grade Bond Portfolio were each first offered on or about January 28, 2008.
The AST Global Real Estate Portfolio and the AST Parametric Emerging Markets Equity Portfolio were each first offered on or about April 28, 2008.
The AST Focus Four Plus Portfolio was first offered on or about July 21, 2008.
Effective as of July 18, 2008, the AST DeAM Small-Cap Value Portfolio was reorganized into the AST Small-Cap Value Portfolio.
The AST Bond Portfolio 2016 and the AST Bond Portfolio 2020 were each first offered on or about January 2, 2009.
Effective as of November 13, 2009, the AST Focus Four Plus Portfolio was reorganized into the AST First Trust Capital Appreciation Target Portfolio.
The AST Bond Portfolio 2017 and the AST Bond Portfolio 2021 were each first offered on or about January 14, 2010.
The AST Jennison Large-Cap Growth Portfolio and the AST Boston Partners Large-Cap Value Portfolio (formerly known as the AST Jennison Large-Cap Value Portfolio) were each first offered on or about November 16, 2009.
Effective as of March 15, 2010, the AST UBS Dynamic Alpha Portfolio was renamed as the AST J.P. Morgan Strategic Opportunities Portfolio.
Effective as of May 1, 2010, the AST DeAM Large-Cap Value Portfolio was renamed the AST Value Portfolio. Effective as of July 16, 2010, the AST Value Portfolio was renamed as the AST BlackRock Value Portfolio. Effective as of May 1, 2011, the AST Lord Abbett Bond-Debenture Portfolio was renamed the AST Lord Abbett Core Fixed Income Portfolio.
The AST Bond Portfolio 2022 was first offered on or about January 3, 2011.
The AST BlackRock Global Strategies Portfolio and the AST Quantitative Modeling Portfolio were each first offered on or about May 2, 2011.
Effective as of April 29, 2011, the AST Aggressive Asset Allocation Portfolio was renamed the AST Wellington Management Hedged Equity Portfolio.
The AST Neuberger Berman Small-Cap Growth Portfolio was reorganized (merged) into the AST Federated Aggressive Growth Portfolio (now known as the AST Small-Cap Growth Opportunities Portfolio) on April 29, 2011.
The AST Prudential Core Bond Portfolio was first offered on or about October 17, 2011.
The AST Bond Portfolio 2023 was first offered on or about January 3, 2012.
The AST American Century Income & Growth Portfolio was reorganized (merged) into the AST New Discovery Asset Allocation Portfolio on April 30, 2012. The AST New Discovery Asset Allocation Portfolio was first offered on April 30, 2012.
Effective as of April 27, 2012, the AST CLS Growth Asset Allocation Portfolio was re-named the AST Schroders Global Tactical Portfolio.
Effective as of August 20, 2012, the AST Horizon Growth Asset Allocation Portfolio was re-named the AST J.P. Morgan Global Thematic Portfolio.
The AST MFS Large-Cap Value Portfolio and the AST Western Asset Emerging Markets Debt Portfolio were first offered on or about August 20, 2012.
The AST Bond Portfolio 2024 was first offered on or about January 2, 2013.

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Effective as of December 17, 2012, the AST CLS Moderate Asset Allocation Portfolio was re-named AST Moderate Asset Allocation Portfolio.
The AST ClearBridge Dividend Growth Portfolio, AST AQR Emerging Markets Equity Portfolio, AST QMA Emerging Markets Equity Portfolio, and AST Multi-Sector Fixed Income Portfolio were each first offered on or about February 25, 2013.
Effective on or about April 29, 2013, the following Portfolios were re-named: AST T. Rowe Price Global Bond Portfolio was re-named AST Templeton Global Bond Portfolio. AST Horizon Moderate Asset Allocation Portfolio was re-named AST Goldman Sachs Multi-Asset Portfolio. AST First Trust Capital Appreciation Target Portfolio was re-named AST Prudential Growth Allocation Portfolio. AST Moderate Asset Allocation Portfolio was re-named AST RCM World Trends Portfolio.
Effective on or about April 29, 2013, the following new Portfolios of the Trust commenced operations: AST AQR Large-Cap Portfolio, AST BlackRock iShares ETF Portfolio, AST Defensive Asset Allocation Portfolio, and AST QMA Large-Cap Portfolio.
Effective on or about July 15, 2013, the following Portfolios were re-named: AST BlackRock Value Portfolio was re-named AST Herndon Large-Cap Value Portfolio. AST Marsico Capital Growth Portfolio was re-named AST Loomis Sayles Large-Cap Growth Portfolio.
Effective on or about November 4, 2013, the AST Long Duration Bond Portfolio was re-named as AST Multi-Sector Fixed Income Portfolio.
The AST Bond Portfolio 2025 was first offered on or about January 2, 2014.
The AST T. Rowe Price Growth Opportunities Portfolio was first offered on or about February 10, 2014.
Effective on or about February 10, 2014, the AST First Trust Balanced Target Portfolio was re-named as AST FI Pyramis® Quantitative Portfolio.
Effective on or about February 10, 2014, the AST Goldman Sachs Concentrated Growth Portfolio was reorganized (merged) into the AST Loomis Sayles Large-Cap Growth Portfolio.
The following Portfolios were first offered on or about April 28, 2014: AST FQ Absolute Return Currency Portfolio, AST Franklin Templeton K2 Global Absolute Return Portfolio, AST Goldman Sachs Global Growth Allocation Portfolio, AST Goldman Sachs Strategic Income Portfolio, AST Jennison Global Infrastructure Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Prudential Flexible Multi-Strategy Portfolio, and AST T. Rowe Price Diversified Real Growth Portfolio.
The AST Legg Mason Diversified Growth Portfolio was first offered on or about November 24, 2014.
Effective on November 24, 2014, the AST Jennison Large-Cap Value Portfolio was re-named as AST Boston Partners Large-Cap Value Portfolio.
Effective on November 24, 2014, the AST Federated Aggressive Growth Portfolio was re-named as AST Small-Cap Growth Opportunities Portfolio.
The AST Bond Portfolio 2026 was first offered on January 2, 2015.
The AST QMA International Core Equity Portfolio was first offered on January 5, 2015.
Effective on January 5, 2015, the AST PIMCO Total Return Bond Portfolio was re-named as AST BlackRock/Loomis Sayles Bond Portfolio.
The following Portfolios were first offered on or about July 13, 2015: AST AB Global Bond Portfolio, AST Columbia Adaptive Risk Allocation Portfolio, AST Emerging Managers Diversified Portfolio, AST Goldman Sachs Global Income Portfolio, AST Managed Alternatives Portfolio, AST Morgan Stanley Multi-Asset Portfolio, AST Neuberger Berman Long/Short Portfolio, AST Wellington Management Global Bond Portfolio, and AST Wellington Management Real Total Return Portfolio.
Effective on July 13, 2015, the AST PIMCO Limited Maturity Bond Portfolio was re-named as AST BlackRock Low Duration Bond Portfolio.
Effective on or about October 19, 2015, the AST FI Pyramis® Asset Allocation Portfolio was reorganized (merged) into the AST T. Rowe Price Asset Allocation Portfolio.

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Effective on or about October 19, 2015, the AST Franklin Templeton Founding Funds Allocation Portfolio was reorganized (merged) into the AST Prudential Growth Allocation Portfolio.
Effective on or about October 19, 2015, the AST Franklin Templeton Founding Funds Plus Portfolio was reorganized (merged) into the AST RCM World Trends Portfolio.
Effective on or about October 19, 2015, the AST Neuberger Berman Core Bond Portfolio was reorganized (merged) into the AST Lord Abbett Core Fixed-Income Portfolio.
Effective on or about October 19, 2015, the AST Neuberger Berman Mid-Cap Growth Portfolio was reorganized (merged) into the AST Goldman Sachs Mid-Cap Growth Portfolio.
Effective on or about October 19, 2015, the AST Schroders Multi-Asset World Strategies Portfolio was reorganized (merged) into the AST Schroders Global Tactical Portfolio.
Effective on or about October 19, 2015, the AST T. Rowe Price Equity Income Portfolio was reorganized (merged) into the AST Goldman Sachs Large-Cap Value Portfolio.
The AST Bond Portfolio 2027 was first offered on January 4, 2016.
Effective on or about April 25, 2016, the AST Mid-Cap Value Portfolio was re-named as AST WEDGE Capital Mid-Cap Value Portfolio.
Effective on or about April 25, 2016, the AST Large-Cap Value Portfolio was re-named as AST Hotchkis &Wiley Large-Cap Value Portfolio.
Effective on or about September 12, 2016, the AST Money Market Portfolio was re-named as AST Government Money Market Portfolio.
Effective on or about September 12, 2016, the AST Herndon Large-Cap Value Portfolio was re-named as AST Value Equity Portfolio.
Effective on or about May 1, 2017, the AST QMA Emerging Markets Equity Portfolio was reorganized (merged) into the AST AQR Emerging Markets Equity Portfolio.
Effective on or about May 1, 2017, the AST Boston Partners Large-Cap Value Portfolio was reorganized (merged) into the AST Goldman Sachs Large-Cap Value Portfolio.
Effective on or about May 1, 2017, the AST BlackRock iShares ETF Portfolio was reorganized (merged) into the AST Goldman Sachs Multi-Asset Portfolio.
Effective on or about May 1, 2017, the AST Defensive Asset Allocation Portfolio was reorganized (merged) into the AST Preservation Asset Allocation Portfolio.
Effective on or about May 1, 2017, the AST Schroders Global Tactical Portfolio was reorganized (merged) into the AST Prudential Growth Allocation Portfolio.
Effective on or about May 1, 2017, the AST Value Equity Portfolio was re-named as AST T. Rowe Price Large-Cap Value Portfolio.
The AST Bond Portfolio 2028 was first offered on January 3, 2017.
The AST Bond Portfolio 2029 was first offered on January 2, 2018.
The AST American Funds Growth Allocation Portfolio was first offered on April 30, 2018.
Effective on or about April 30, 2018, the AST FI Pyramis® Quantitative Portfolio was re-named as AST Fidelity Institutional AMSM Quantitative Portfolio.
Effective on or about September 17, 2018, the AST Lord Abbett Core Fixed Income Portfolio was reorganized (merged) into the AST Western Asset Core Plus Bond Portfolio.
Effective on or about September 17, 2018, the AST Goldman Sachs Strategic Income Portfolio was re-named the AST PIMCO Dynamic Bond Portfolio.

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The AST Bond Portfolio 2030, AST BlackRock 60/40 Target Allocation ETF Portfolio and AST BlackRock 80/20 Target Allocation ETF Portfolio were first offered on January 2, 2019.
Effective on or about January 28, 2019, the AST Columbia Adaptive Risk Allocation Portfolio was reorganized (merged) into the AST T. Rowe Price Diversified Real Growth Portfolio.
Effective on or about April 29, 2019, the AST Global Real Estate Portfolio was re-named the AST Cohen & Steers Global Realty Portfolio; the AST RCM World Trends Portfolio was renamed AST AllianzGI World Trends Portfolio; the AST Goldman Sachs Mid-Cap Growth Portfolio was renamed AST Mid-Cap Growth Portfolio; the AST New Discovery Asset Allocation Portfolio was renamed the AST MFS Growth Allocation Portfolio; and the AST Goldman Sachs Large-Cap Value Portfolio was reorganized (merged) into AST T. Rowe Price Large-Cap Value Portfolio.
The AST BlackRock Corporate Bond Portfolio, AST PIMCO Corporate Bond Portfolio, AST Prudential Corporate Bond Portfolio, AST T. Rowe Price Corporate Bond Portfolio and AST Western Asset Corporate Bond Portfolio were first offered on August 19, 2019.
The AST Dimensional Global Core Allocation Portfolio was first offered on November 18, 2019.
The AST Bond Portfolio 2031 was first offered on January 2, 2020.
Effective on January 30, 2020, the AST QMA Large-Cap Portfolio was re-named as AST Large-Cap Core Portfolio. Effective on January 30, 2020, the AST Parametric Emerging Markets Equity Portfolio was renamed as AST Emerging Markets Equity Portfolio.
Effective on or about April 27, 2020, the AST Franklin Templeton K2 Global Absolute Return Portfolio was reorganized (merged) into the AST Prudential Flexible Multi-Strategy Portfolio.
Effective on or about April 27, 2020, the AST Goldman Sachs Global Growth Allocation Portfolio was reorganized (merged) into the AST T. Rowe Price Diversified Real Growth Portfolio.
Effective on or about August 14, 2020, the AST FQ Absolute Return Currency Portfolio, AST Jennison Global Infrastructure Portfolio and AST Neuberger Berman Long/Short Portfolio were liquidated.
Effective on or about August 17, 2020, the AST Parametric Emerging Markets Equity Portfolio was re-named as AST Emerging Markets Equity Portfolio, and the AST QMA Large-Cap Portfolio was re-named as AST Large-Cap Core Portfolio.
Effective on or about August 17, 2020, the AST AQR Emerging Markets Equity Portfolio was reorganized (merged) into the AST Emerging Markets Equity Portfolio, and the AST AQR Large-Cap Portfolio was reorganized (merged) into the AST Large-Cap Core Portfolio.
Effective on or about November 16, 2020, the AST Wellington Management Global Bond Portfolio was re-named the AST Global Bond Portfolio.
Effective on or about November 16, 2020, the AST AB Global Bond Portfolio, AST Templeton Global Bond Portfolio, AST Goldman Sachs Global Income Portfolio and AST PIMCO Dynamic Bond Portfolio were reorganized (merged) into the AST Global Bond Portfolio.
Effective on or about February 22, 2021, the AST Neuberger Berman/LSV Mid-Cap Value Portfolio was re-named the AST Mid-Cap Value Portfolio, and the AST J.P. Morgan Strategic Opportunities Portfolio was re-named the AST J.P. Morgan Tactical Preservation Portfolio.
Effective on or about February 22, 2021, the AST Goldman Sachs Multi-Asset Portfolio was merged into the AST J.P. Morgan Tactical Preservation Portfolio, and the AST WEDGE Capital Mid-Cap Value Portfolio was merged into the AST Mid-Cap Value Portfolio.
Effective April 26, 2021 AST Legg Mason Diversified Growth Portfolio was re-named the AST Franklin 85/15 Diversified Allocation Portfolio.
If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.
Effective as of May 1, 2007, the Trust changed its name from American Skandia Trust to Advanced Series Trust.
DESCRIPTION OF SHARES AND ORGANIZATION. As of the date of this SAI, the beneficial interest in the Trust is divided into 75 separate Portfolios, each offering one class of shares.

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The Trust's Second Amended and Restated Declaration of Trust, dated December 1, 2005, which governs certain Trust matters, permits the Trust's Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share. Each share entitles the holder to one vote for the election of Trustees and on all other matters that are not specific to one class of shares, and to participate equally in dividends, distributions of capital gains and net assets of each applicable Portfolio. Only shareholders of shares of a specific Portfolio may vote on matters specific to that Portfolio. Shares of one class may not bear the same economic relationship to the Trust as shares of another class. In the event of dissolution or liquidation, holders of shares of a Portfolio will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the assets held in such Portfolio less the liabilities attributable to such Portfolio. Shareholders of a Portfolio will not be liable for the expenses, obligations or debts of another Portfolio.
No preemptive or conversion rights apply to any of the Trust's shares. The Trust's shares, when issued, will be fully paid, non-assessable and transferable. The Trustees may at any time create additional series of shares without shareholder approval.
Generally, there will not be annual meetings of shareholders of any Portfolio of the Trust. A Trustee may, in accordance with certain rules of the SEC, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Trust's custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request.
Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder of the Trust held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.
The Declaration of Trust further provides that the Trustees will have no personal liability to any person in connection with the Trust property or affairs of the Trust except for that arising from his bad faith, willful misfeasance, gross negligence or reckless disregard of his duty to that person. All persons must look solely to the Trust property for satisfaction of claims of any nature arising in connection with the Trust's affairs. In general, the Declaration of Trust provides for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which the Trustee or officer acted in bad faith, or with willful misfeasance, gross negligence or reckless disregard of his duties.
From time to time, Prudential Financial, Inc. and/or its insurance company affiliates have purchased shares of the Trust to provide initial capital and to enable the Portfolios to avoid unrealistically poor investment performance that might otherwise result because the amounts available for investment are too small. Prudential will not redeem any of its shares until a Portfolio is large enough so that redemption will not have an adverse effect upon investment performance. Prudential will vote its shares in the same manner and in the same proportion as the shares held by the separate accounts that invest in the Trust, which in turn, are generally voted in accordance with instructions from Contract owners.
PRINCIPAL SHAREHOLDERS
To the knowledge of the Trust, the following persons/entities owned beneficially or of record 5% or more of any class of a Portfolio’s outstanding shares or 25% or more of a Portfolio’s outstanding shares as of March 16, 2021. As of March 16, 2021, the Trustees and Officers of the Trust, as a group, owned less than 1% of each class of a Portfolio’s outstanding shares of beneficial interest of the Trust.
Portfolio Name	Shareholder Name/Address	Shares / % of Portfolio
AST American Funds Growth Allocation Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	85,733,057.902 / 92.8144%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	6,636,367.31 / 7.1845%

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Portfolio Name	Shareholder Name/Address	Shares / % of Portfolio
AST BlackRock 60/40 Target Allocation ETF Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	14,982,573.27 / 87.1852%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	2,038,378.83 / 11.9751%
AST BlackRock 80/20 Target Allocation ETF Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	19,236,507.06 / 86.5656%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	2,826,595.04 / 12.8109%
AST BlackRock Corporate Bond Portfolio	PALAC SEED ACCOUNT ATTN: PUBLIC INVESTMENT OPS 17TH FLOOR 655 BROAD STREET NEWARK NJ 07102	499,500.00 / 58.4314%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	354,848.91 / 41.5101%
AST Dimensional Global Core Allocation Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	804,674.50 / 94.5899%
AST Franklin 85/15 Diversified Allocation Portfolio (formerly, AST Legg Mason Diversified Growth Portfolio)	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	34,873,442.16 / 90.0647%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	3,845,989.77 / 9.9327%
AST Global Bond Portfolio (formerly, AST Wellington Management Global Bond Portfolio)	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	108,453,371.131 / 32.3376%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	107,891,519.445 / 32.1701%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	81,340,573.31 / 24.2534%

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Portfolio Name	Shareholder Name/Address	Shares / % of Portfolio
AST PIMCO Corporate Bond Portfolio	PALAC SEED ACCOUNT ATTN: PUBLIC INVESTMENT OPS 17TH FLOOR 655 BROAD STREET NEWARK NJ 07102	499,500.00 / 54.8659%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	410,401.76 / 45.0792%
AST Prudential Corporate Bond Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	597,765.50 / 54.4529%
	PALAC SEED ACCOUNT ATTN: PUBLIC INVESTMENT OPS 17TH FLOOR 655 BROAD STREET NEWARK NJ 07102	499,500.00 / 45.5015%
AST Prudential Flexible Multi-Strategy Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	6,852,023.36 / 82.9224%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,409,412.88 / 17.0566%
AST QMA International Core Equity Portfolio	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	42,019,381.97 / 44.4553%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	25,791,431.48 / 27.2866%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	12,330,092.48 / 13.0449%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	8,835,614.95 / 9.3478%
AST T. Rowe Price Corporate Bond Portfolio	PALAC SEED ACCOUNT ATTN: PUBLIC INVESTMENT OPS 17TH FLOOR 655 BROAD STREET NEWARK NJ 07102	499,500.00 / 64.2379%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	277,578.67 / 35.6978%

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Portfolio Name	Shareholder Name/Address	Shares / % of Portfolio
AST T. Rowe Price Diversified Real Growth Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	8,098,121.13 / 89.3551%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	962,865.23 / 10.6243%
AST Western Asset Corporate Bond Portfolio	PALAC SEED ACCOUNT ATTN: PUBLIC INVESTMENT OPS 17TH FLOOR 655 BROAD STREET NEWARK NJ 07102	499,500.00 / 60.1891%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	329,884.91 / 39.7507%
FINANCIAL STATEMENTS
The financial statements of the Trust for the fiscal year ended December 31, 2020 have been incorporated into this SAI by reference to the annual reports to shareholders. Such financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports thereon are included in the Trust’s annual reports to shareholders. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017-6204. The financial statements for the fiscal year ended December 31, 2019, which are also incorporated in this SAI by reference to the 2020 annual report to shareholders, were audited by KPMG LLP, an independent registered public accounting firm.
The Trust's annual reports for the year ended December 31, 2020 can be obtained without charge by calling (800) 778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102.

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PART II
INVESTMENT RISKS & CONSIDERATIONS
Set forth below are descriptions of some of the types of investments and investment strategies that a Portfolio may use, and the risks and considerations associated with those investments and investment strategies. A Portfolio may invest in the types of investments and investment strategies that are consistent with its investment objective, policies and any limitations described in the prospectus and in the SAI.
ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.
Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.
Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.
Credit-Related Asset-Backed Securities. This type of asset-backed security is collateralized by a basket of underlying corporate bonds or other securities, including junk bonds. Unlike the traditional asset-backed securities described above, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Portfolio bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.
Collateralized Loan Obligations (CLOs). This type of asset-backed security is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, as well as loans rated below investment grade or equivalent unrated loans. The risks of an investment in a CLO depend largely on the quality of the underlying loans and may be classified by the Portfolio as illiquid investments.
For credit-related asset-backed securities and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to particular underlying assets as a class.
BORROWING AND LEVERAGE. A Portfolio may borrow up to 33 1∕3% of the value of its total assets (calculated at the time of the borrowing). The Portfolio may pledge up to 33 1∕3% of its total assets to secure these borrowings. If a Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings. If a Portfolio borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Portfolio, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. This is the speculative factor known as “leverage.”

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A Portfolio may borrow from time to time, at the investment subadviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the subadviser's opinion, unusual market conditions otherwise make it advantageous for the Portfolio to increase its investment capacity. A Portfolio will only borrow when there is an expectation that it will benefit a Portfolio after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates risks, including the risks associated with leveraging such as the risks that leverage may exaggerate changes in the net asset value of Portfolio shares and in the yield on a Portfolio. A Portfolio may borrow through forward rolls, dollar rolls or reverse repurchase agreements, although no Portfolio currently has any intention of doing so, except for portfolios managed by Wellington Management.
CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.
In analyzing convertible securities, the subadviser(s) will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.
Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in US dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Portfolio is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.
Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.
To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.
Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a Cash-Settled Convertible), (ii) a combination of separate securities chosen by the subadviser(s) in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a Manufactured Convertible) or (iii) a synthetic security manufactured by another party.

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Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the subadviser(s) by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (fixed income component) or a right to acquire equity securities (convertibility component). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (equity features) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.
A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.
More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the subadviser(s) may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The subadviser(s) may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the subadviser(s) believe such a Manufactured Convertible would better promote a Portfolio's objective than alternate investments. For example, the subadviser(s) may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio's credit exposure, or with a US Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, a Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.
The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term US Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.
CORPORATE LOANS. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rate of US banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Portfolio may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Portfolio may not recover its investment, or there might be a delay in the Portfolio's recovery. By investing in a corporate loan, a Portfolio becomes a member of the syndicate.
As in the case of junk bonds, the corporate loans in which a Portfolio may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and junk bonds. Corporate loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loans will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a US bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of corporate loans held by a Portfolio may be expected to fluctuate significantly less than

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the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for corporate loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.
A Portfolio may acquire interests in corporate loans by means of a novation, assignment or participation. In a novation, a Portfolio would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, a Portfolio may purchase an assignment, in which case the Portfolio may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.
CYBER SECURITY AND OPERATIONAL RISK. With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, each Portfolio and its service providers is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches, whether deliberate or unintentional, arising from a Portfolios’ third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadvisers, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which the Portfolios invests, may cause significant disruptions in the business operations of the Portfolios. Potential impacts may include, but are not limited to, potential financial losses for the Portfolios and the issuers’ securities, the inability of shareholders to conduct transactions with the Portfolios, an inability of the Portfolios to calculate net asset value (NAV), and disclosures of personal or confidential shareholder information.
In addition to direct impacts on Portfolio shareholders, cyber security failures by a Portfolio and/or its service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to the Portfolios, and reputational damage. The Portfolios may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. The Portfolios may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although the Portfolios and its service providers and subadvisers may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Portfolios cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the subadvisers, and the issuers in which a Portfolios invests.
A Portfolio’s investments or its service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Portfolios’ ability to calculate their NAVs in a timely manner, including over a potentially extended period. Although the Portfolios attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Portfolio or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Portfolio and its shareholders could be negatively impacted as a result.

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DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Portfolio's investment in that issuer. Credit risk is reduced to the extent a Portfolio limits its debt investments to US Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
DEPOSITARY RECEIPTS. A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (GDRs) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the US securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged, as well as the risks associated with foreign investments.
DERIVATIVES. A Portfolio may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Each Portfolio may use derivatives for hedging purposes. A Portfolio may also use derivatives to seek to enhance returns. The use of a derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
The use of derivative instruments involves risks different from, and/or possibly greater than, the risks associated with investing directly in the underlying assets or references. The use of derivative instruments is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the portfolio manager is incorrect in the forecasts of security or market values, interest rates or currency exchange rates, as applicable, the investment performance of a Portfolio would be less favorable than it would have been if derivative instruments were not used. Potential losses from certain derivative instruments are unlimited. Derivative instruments can be highly volatile, illiquid, subject to counterparty risk and difficult to value. There is also the risk that changes in the value of a derivative instrument held by a Portfolio for hedging purposes may not correlate with the Portfolio’s investments which are intended to be hedged, which could impact Portfolio performance. A Portfolio may choose not to invest in derivative instruments because of their cost, limited availability or other reasons.
In October 2020, the SEC voted to adopt Rule 18f-4 under the 1940 Act (the Derivatives Rule), which will govern the use of derivatives by registered investment companies. Once implemented, the Derivatives Rule will impose limits on the amount of derivatives exposure a fund may take on and replace the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, among other requirements. The extent and impact of the Derivatives Rule on the Portfolios are not yet known. The Derivatives Rule may make the use of derivatives by the Portfolios more costly, may limit the availability of certain types of derivatives, and may otherwise adversely affect the value or performance of the Portfolios' derivative investments.
EXCHANGE-TRADED FUNDS. A Portfolio may invest in Exchange-Traded Funds (ETFs). ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in these Portfolios' investment strategies. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF. In addition, an investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies.

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Moreover, to the extent an ETF holds securities traded in markets that close at a different time from the ETF’s listing exchange, liquidity in such securities may be reduced after the applicable closing times. In addition, during the time when the ETF’s listing exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the ETF’s shares’ NAV may widen.
FUND OF FUNDS.  A Portfolio that is structured as a “fund of funds” invests primarily in a combination of underlying investment companies which we refer to as “Underlying Portfolios.” In addition to the risks associated with the investment in the Underlying Portfolios, these Portfolios are subject to the following risks:
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To the extent that a Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.
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The ability of a Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.
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A Portfolio may incur its pro rata share of the expenses of an Underlying Portfolio in which the Portfolio invests, such as investment advisory and other management expenses, and shareholders incur the operating expenses of these Underlying Portfolios.
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The performance of a Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares. For example, large purchases and redemptions may cause an Underlying Portfolio to hold a greater percentage of its assets in cash than other portfolios pursuing similar strategies, and large redemptions may cause an Underlying Portfolio to sell assets at inopportune times. Underlying Portfolios that have experienced significant redemptions may, as a result, have higher expense ratios than other portfolios pursuing similar strategies. The Manager and a Portfolio’s subadviser(s) seek to minimize the impact of large purchases and redemptions of Underlying Portfolio shares, but their abilities to do so may be limited.
There is a potential conflict of interest between a Portfolio and its Manager and a Portfolio’s subadviser(s). Because the amount of the investment management fees to be retained by the Manager and their affiliates may differ depending upon which Underlying Portfolios are used in connection with a Portfolio, there is a potential conflict of interest for the Manager and a Portfolio’s subadviser(s) in selecting the Underlying Portfolios. In addition, the Manager and a Portfolio’s subadviser(s) may have an incentive to take into account the effect on an Underlying Portfolio in which the Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. Although the Manager and a Portfolio’s subadviser(s) take steps to address the potential conflicts of interest, it is possible that the potential conflicts could impact the Portfolios.
In October 2020, the SEC adopted a new regulatory framework, including new Rule 12d1-4 under the 1940 Act, for fund-of-funds arrangements. Rule 12d1-4, which became effective on January 19, 2021, permits a registered investment company to acquire the securities of any other registered investment company or BDC in excess of the limits of the 1940 Act. In connection with new Rule 12d1-4, the SEC also rescinded Rule 12d1-2 and certain exemptive orders permitting fund-of-funds arrangements. These regulatory changes may adversely impact the Portfolios' investment strategies and operations.
HEDGING. Hedging is a strategy in which a derivative or security is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio's hedging strategies will be effective or that hedging transactions will be available to a Portfolio. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.
INDEXED AND INVERSE SECURITIES. A Portfolio may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Portfolio may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. A Portfolio may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Portfolios may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Portfolio may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Portfolio invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk

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and currency risk. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, a Portfolio may be required to pay substantial additional margin to maintain the position.)
INFLATION-PROTECTED SECURITIES. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, a Portfolio may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested.
INITIAL PUBLIC OFFERINGS. Each Portfolio may invest in initial public offerings (IPOs). An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking capital to expand, but can also be done by large privately owned companies looking to become publicly traded.
In an IPO, the issuer obtains the assistance of an underwriting firm, which helps it determine what type of security to issue (common or preferred), best offering price and time to bring it to market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Portfolio may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Investing in IPOs entails risks. Importantly, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. It is difficult to predict what the stock will do on its initial day of trading and in the near future since there is often little historical data with which to analyze the company. Also, most IPOs are of companies going through a transitory growth period, and they are therefore subject to additional uncertainty regarding their future value.
PARTICIPATION NOTES. Participation Notes (P-Notes) are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity securities, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with a Portfolio.
SWAP AGREEMENTS. Certain Portfolios may enter into swap transactions, including but not limited to, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, certain portfolios may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return.
Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index or other investments or instruments.
Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.
To the extent that a Portfolio enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Portfolio's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Portfolio believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its rights to receive a return on its

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portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Portfolio will enter into swaps only with parties meeting creditworthiness standards of the investment subadviser. The investment subadviser will monitor the creditworthiness of such parties.
Certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of a Portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Portfolio to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in the Portfolio and its counterparties posting higher amounts for uncleared swaps.
CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. Certain Portfolios may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Portfolio generally receives an up front payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.
Credit default swaps and similar instruments involve greater risks than if a Portfolio had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. A Portfolio will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the subadviser(s) to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. When a Portfolio acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.
CREDIT LINKED SECURITIES. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such a credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.
Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may be classified as illiquid investments.
TOTAL RETURN SWAP AGREEMENTS. Certain Portfolios may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments

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based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Portfolio’s portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to a Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, the Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by a Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of a Portfolio's obligations will be accrued on a daily basis, and the full amount of the Portfolio's obligations will be segregated by a Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount a Portfolio is obligated to pay or is to receive under the total return swap agreement.
Unless otherwise noted, a Portfolio's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Portfolio) is limited to 15% of its net assets.
NON-STANDARD WARRANTS. From time to time, a Portfolio may use synthetic foreign equity securities derivatives in the form non-standard warrants, often referred to as low exercise price warrants or participatory notes or low exercise price options (LEPOs), to gain indirect exposure to issuers in certain countries, such as India. These securities are issued by banks and other financial institutions. The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. LEPOs entail the same risks as other over-the counter derivatives. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase the LEPO when a Portfolio wishes to sell it. A discussion of the risk factors relating to derivatives is set out in the sub-section entitled “Risk Factors in Derivatives”.
OPTIONS ON SECURITIES AND SECURITIES INDEXES. A Portfolio may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an index), such as an index of the price of treasury securities or an index representative of short term interest rates.
Such investments may be made on exchanges and in the over-the-counter (OTC) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.
A Portfolio will write only “covered” options. A written option is covered if, so long as a Portfolio is obligated the option, it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option.
CALL OPTIONS. A Portfolio may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives a Portfolio the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Portfolio also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.
Each Portfolio may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Portfolio either owns an offsetting position in the underlying security or currency, or the Portfolio segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Portfolio gives up the

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opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio enters into a closing purchase transaction. A closing purchase transaction cancels out a Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.
PUT OPTIONS. A Portfolio may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Portfolio acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Portfolio's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Portfolio also may purchase uncovered put options.
Each Portfolio may write (i.e., sell) put options on the types of securities or instruments that may be held by the Portfolio, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Portfolio will receive a premium for writing a put option, which increases the Portfolio's return. A Portfolio will not sell puts if, as a result, more than 25% of the Portfolio's net assets would be required to cover its potential obligations under its hedging and other investment transactions.
FUTURES. A Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Portfolio is required to deposit collateral (margin) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.
The sale of a futures contract limits a Portfolio's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.
The purchase of a futures contract may protect a Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that such securities decline in value or a Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Portfolio may realize a loss relating to the futures position.
A Portfolio is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Portfolio entered into futures transactions. A Portfolio may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Portfolio can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Portfolio intends to purchase.
A Portfolio may only write “covered” put and call options on futures contracts. A Portfolio will be considered “covered” with respect to a call option it writes on a futures contract if the Portfolio owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. A Portfolio will be considered “covered” with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the “covered” option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its custodian with respect to such option). There is no limitation on the amount of a Portfolio's assets that can be segregated.

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With respect to futures contracts that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (in other words, the Portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.
FOREIGN EXCHANGE TRANSACTIONS. A Portfolio may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, Currency Instruments) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the US dollar, or with respect to certain Portfolios, to seek to enhance returns. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered, or committed or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Portfolio may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a straddle). By selling such a call option in this illustration, the Portfolio gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Portfolio are considered to constitute hedging transactions and are consistent with the policies described above.
FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlements. A Portfolio will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Portfolios, to seek to enhance returns. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Portfolio has received or anticipates receiving a dividend or distribution. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Portfolio is denominated or by purchasing a currency in which the Portfolio anticipates acquiring a portfolio position in the near future. A Portfolio may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.
CURRENCY FUTURES. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the US dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” above. Currency futures involve substantial currency risk, and also involve leverage risk.
CURRENCY OPTIONS. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the US dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.
LIMITATIONS ON CURRENCY HEDGING. Most Portfolios will not speculate in Currency Instruments although certain Portfolios may use such instruments to seek to enhance returns. Accordingly, except for portfolios managed by PIMCO and PGIM, a Portfolio will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Portfolio may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Portfolio will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

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RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Portfolio's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio's shares, the net asset value of the Portfolio's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio's hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio may only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.
In connection with its trading in forward foreign currency contracts, a Portfolio will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Portfolio will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Portfolio of any profit potential or force the Portfolio to cover its commitments for resale, if any, at the current market price and could result in a loss to the Portfolio.
It may not be possible for a Portfolio to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Portfolio is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available, and it is not possible to engage in effective foreign currency hedging. The cost to a Portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and prevailing market conditions. Since foreign currency exchange transactions usually are conducted on a principal basis, no fees or commissions are involved.
RISK FACTORS IN DERIVATIVES. Derivatives are volatile and involve significant risks. In addition to the risks described in the Prospectus, the use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments, a Portfolio will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.
A Portfolio intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Portfolio will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.
FOREIGN INVESTMENT RISKS. Certain Portfolios may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and US dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.
Foreign Market Risk. Portfolios that may invest in foreign securities offer the potential for more diversification than Portfolios that invest only in the United States because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in US investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect securities prices and impair a Portfolio's ability to purchase or sell foreign securities, transfer a Portfolio's assets or income back into the United States, or otherwise adversely affect a Portfolio's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign

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government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.
Foreign Market Disruption and Geopolitical Risks. International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent global outbreak of the novel coronavirus disease (“COVID-19”) or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets and may cause further long-term economic uncertainties in the United States and worldwide generally.
Currency Risk and Exchange Risk. Securities in which a Portfolio invests may be denominated or quoted in currencies other than the US dollar. Changes in foreign currency exchange rates will affect the value of a Portfolio's portfolio. Generally, when the US dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer US dollars. Conversely, when the US dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more US dollars. This risk, generally known as “currency risk,” means that a stronger US dollar will reduce returns for US investors, while a weak US dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the US securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as US accounting standards, it may be harder for Portfolio management to completely and accurately determine a company's financial condition.
Certain Risks of Holding Portfolio Assets Outside the United States. A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of US investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred.
Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.
Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Portfolio to potential losses, which exceed the amount originally invested by the Portfolio. When a Portfolio engages in such a transaction, the Portfolio will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Portfolio's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation will ensure that a Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Portfolio's exposure to loss.
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives. Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more

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difficult for a Portfolio to ascertain a market value for such instruments. A Portfolio will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.
Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Portfolio will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Portfolio with a third-party guaranty or other credit enhancement.
RECENT EVENTS IN EUROPEAN COUNTRIES. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
The United Kingdom formally left the European Union (“EU”) on January 31, 2020 (a measure commonly referred to as “Brexit”). In December 2020, the United Kingdom and the EU entered into a new trading relationship. The agreement allows for continued trading free of tariffs, but institutes other new requirements for trading between the United Kingdom and the EU.
Since the citizens of the United Kingdom voted via referendum to leave the EU in June 2016, global financial markets have experienced significant volatility due to the uncertainty around Brexit. Even with a new trading relationship having been established, there will likely continue to be considerable uncertainty about the potential impact of these developments on United Kingdom, European and global economies and markets. There is also the possibility of withdrawal movements within other EU countries and the possibility of additional political, economic and market uncertainty and instability. Brexit and any similar developments may have negative effects on economies and markets, such as increased volatility and illiquidity and potentially lower economic growth in the United Kingdom, EU and globally, which may adversely affect the value of a Portfolio’s investments. Whether or not a Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could result in losses to the Portfolio, as there may be negative effects on the value and liquidity of the Portfolio’s investments and/or the Portfolio's ability to enter into certain transactions.
LIBOR AND OTHER REFERENCE RATES. A Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, European Interbank Offer Rate (EURIBOR), Sterling Overnight Interbank Average Rate (SONIA), and other similar types of reference rates (Reference Rates). The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of a Reference Rate could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Portfolio’s performance and/or NAV.
In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate. As such, the potential effect of a transition away from LIBOR on the Portfolio or the financial instruments in which the Portfolio invests cannot yet be determined.
The Alternative Reference Rates Committee, a group of large US banks working with the Federal Reserve, announced its selection of the Secured Overnight Financing Rate (SOFR), which is intended to be a broad measure of secured overnight US Treasury repurchase agreement rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018 with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.
Markets are slowly developing in response to these new rates and transition planning is at a relatively early stage. It is expected that industry trade associations and market participants will focus on how the Reference Rates and spreads (if any) in existing contracts or instruments may be amended, whether through market-wide protocols, fallback contractual provisions, bespoke negotiations, amendments or otherwise. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR

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to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Because the usefulness of LIBOR as a Reference Rate may deteriorate during the transition period, these effects could materialize prior to the end of 2021. Nonetheless, the termination of Reference Rates, such as LIBOR, presents significant financial risks to the Portfolios.
DISTRESSED SECURITIES. A Portfolio may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of the Manager of equivalent quality (Distressed Securities). Investment in Distressed Securities is speculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstanding and may require a Portfolio to bear certain extraordinary expenses in order to protect and recover its investment.
A Portfolio will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Portfolio will receive any interest payments on the Distressed Securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Portfolio, there can be no assurance that the securities or other assets received by a Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Portfolio's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Portfolio may be restricted from disposing of such securities.
ILLIQUID INVESTMENTS. Pursuant to Rule 22e-4 under the 1940 Act, a Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that such a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain over-the-counter derivative instruments, and securities and other financial instruments that are not readily marketable, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board has approved the designation of the Investment Manager to administer the Trust’s liquidity risk management program and related procedures. The 15% limit is applied as of the date a Portfolio purchases an illiquid investment. It is possible that a Portfolio's holding of illiquid investments could exceed the 15% limit as a result of, for example, market developments or redemptions.
Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be classified as illiquid investments pursuant to the Trust’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.
Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of a Portfolio's assets in illiquid investments may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio's operations require cash, such as when a Portfolio has net redemptions, and could result in the Portfolio borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.
Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Portfolio or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. Private placement investments may involve investments

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in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Portfolio may obtain access to material non-public information, which may restrict the Portfolio's ability to conduct transactions in those securities.
INVESTMENT IN EMERGING MARKETS. Certain Portfolios may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market includes, but is not necessarily limited to, any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. In addition, the subadviser has broad discretion to identify or determine those countries that it considers to qualify as emerging markets. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. Investments in emerging markets may be more susceptible to the risks associated with foreign investments.
Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected markets. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or US governmental laws or restrictions applicable to such investments, (iv) national policies that may limit a Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of a Portfolio’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specifically authorized such Portfolios. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Portfolio to invest indirectly in certain developing countries. New shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies. See also “Investments in Other Investment Companies.”

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Infectious Illness Risk. The Portfolios or the securities in which the Portfolios invest may be adversely affected by the spread of infectious illness or other public health issues like pandemics or epidemics. Such infectious illnesses or public health issues may have a greater adverse impact on emerging and less developed markets.
An outbreak of an infectious respiratory illness, the novel coronavirus disease (“COVID-19”), was first detected in 2019 and continues to spread globally. The COVID-19 pandemic and the related governmental and public responses have had, and may continue to have, an impact on the Portfolios' investments and net asset value(s) and have led, and may continue to lead, to increased market volatility and the potential for illiquidity in certain classes of securities, sectors and markets.
Preventative or protective actions that governments may take with respect to COVID-19 or other pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Portfolio invests. Government intervention in markets may impact interest rates, market volatility and securities pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide. Such impacts may be short term or may last for an extended period of time. Other infectious illnesses that may arise in the future could have similar or other unforeseen effects.
RESTRICTIONS ON FOREIGN INVESTMENTS IN ASIA-PACIFIC COUNTRIES. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio's purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.
The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio. For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.
Substantial limitations may exist in certain countries with respect to a Portfolio's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors, or by temporary market closures in such countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that limited a Portfolio's ability to repatriate proceeds of Malaysian investments. It is possible that Malaysia, or certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries. In addition, in 2020, Chinese exchanges were temporarily closed due to the outbreak of Coronavirus, an infectious disease. To the extent that such restrictions, market closures, and other relevant market, trading and investment-specific considerations have the effect of making certain investments illiquid, securities may not be available to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio's portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio's assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio. For example, investments may be withdrawn from the People's Republic of China only in US or Hong Kong dollars and only at an exchange rate established by the government once each week. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts a Portfolio's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Portfolio's investments in certain foreign banks and other financial institutions.
RISK OF INVESTMENTS IN THE PEOPLE’S REPUBLIC OF CHINA (PRC). Certain Portfolios may invest in securities and instruments that are economically tied to the People’s Republic of China (PRC). The risks of investing in foreign securities and emerging market countries apply to investments economically tied to the PRC. In addition, investments economically tied to the PRC are subject to: (i) inefficiencies resulting from erratic growth; (ii) the unavailability of consistently-reliable economic data; (iii) potentially high rates of inflation;

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(iv) dependence on exports and international trade; (v) relatively high levels of asset price volatility; (vi) small-market capitalization; (vii) less liquidity and limited accessibility by foreign investors; (viii) greater competition from regional economies; (ix) fluctuations in currency exchange rates or currency devaluation by the PRC government or central bank, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for US dollars; (x) the relatively small size and absence of operating history of many Chinese companies; (xi) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; (xii) uncertainty and potential changes with respect to the rules and regulations of PRC market access programs through which such investments are made; (xiii) the commitment of the government of the PRC to continue with its economic reforms; and (xiv) the risk that Chinese regulators may suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, natural disasters or health crises, such as an outbreak of an infectious disease, and that such suspensions may be widespread. In addition, there is a lack of clarity in the laws and regulations of the PRC, and a lower level of regulation and enforcement activity in these securities markets relative to more developed international markets.
The PRC is ruled by the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over, and involvement in, the economy. The PRC manages its currency at artificial levels relative to the US dollar, rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the US dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency-denominated obligations and provision of preferential treatment to particular industries and/or companies. The PRC has historically been prone to natural disasters, such as droughts, floods, earthquakes and tsunamis, and the region’s economy may be affected by such environmental events in the future. A Portfolio’s investment in the PRC is, therefore, subject to the risk of such events.
On November 12, 2020, the U.S. President signed an Executive Order that prohibits U.S. persons (which includes individuals and entities like the Portfolios) from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies.” The Executive Order became effective on January 11, 2021, and could limit the Portfolios' ability to invest in certain Chinese companies' publicly-traded securities.
Hong Kong Political Risk. Hong Kong reverted to Chinese sovereignty on July 1, 1997, as a Special Administrative Region (SAR) of the PRC under the principle of “one country, two systems.” Although the PRC is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of the PRC. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive the PRC as tightening control over Hong Kong’s semi-autonomous liberal political, economic, legal and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue, or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Portfolios’ NAVs are denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Portfolios’ NAVs.
RISK OF INVESTING THROUGH STOCK CONNECT. China A-shares (“A-shares”) are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted, other than through a license granted under regulations in the People’s Republic of China (“PRC”) known as the Qualified Foreign Institutional Investor and Renminbi (“RMB”) Qualified Foreign Institutional Investor systems. Each license permits investment in A-shares only up to a specified quota.
Investment in eligible A-shares listed and traded on the SSE is also permitted through the Shanghai-Hong Kong Stock Connect program (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited (“HKSCC”), the SSE and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain Portfolios may invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, the Portfolio’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.

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Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although the Portfolio will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict the Portfolio from investing in A-shares on a timely basis, which could affect the Portfolio’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change.
Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to the Portfolio. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. For example, PRC regulations require that in order for an investor to sell any A-shares on a certain trading day, there must be sufficient A-shares in the investor’s account before the market opens on that day. If there are insufficient A-shares in the investor’s account, the sell order will be rejected by the SSE. The Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (“SSE Securities”) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through Stock Connect. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject the Portfolio to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the A-shares market. If an investor buys A-shares on day “T,” the investor will only be able to sell the A-shares on or after day T+1. Further, since all trades of eligible Stock Connect A-shares must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
A-shares held through the nominee structure under Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of the Portfolio as the beneficial owner of the SSE Securities through HKSCC as nominee is not well defined under PRC law. There is lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of the Portfolio under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong there is a risk that the SSE Securities may not be regarded as held for the beneficial ownership of the Portfolio or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to the HKSCC through participants of the CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE-listed company.
The Portfolio’s investments through Stock Connect’s Northbound Trading Link are not covered by Hong Kong’s Investor Compensation Portfolio. Hong Kong’s Investor Compensation Portfolio is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since the Portfolio is carrying out Northbound trading through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Portfolio in the PRC.
Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connect could be disrupted.
Stock Connect is subject to regulations promulgated by regulatory authorities for both exchanges. New regulations may be issued from time to time by the regulators and stock exchanges in PRC and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connect. The Portfolio may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of PRC and Hong Kong differ significantly, and issues may arise based on these differences. In addition, the Portfolio’s investments in A-shares through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares obtained through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

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A-Share Market Suspension Risk. A-shares may only be bought from, or sold to, the Portfolio at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The A-shares market has historically had a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for the Portfolio. The SSE currently applies a daily price limit, set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time.
RISK OF INVESTING THROUGH CIBM DIRECT. To the extent permissible by the relevant PRC regulations or authorities, certain Portfolios may also directly invest in permissible products (which include cash bonds) traded on China inter-bank bond market (“CIBM”), in compliance with the relevant rules issued by the People’s Bank of China (“PBOC”, including its Shanghai Head Office) in 2016, including the Announcement 2016 No.3 and its implementing rules (“CIBM Direct Rules”). An onshore trading and settlement agent shall be engaged by the subadviser to make the filing on behalf of the relevant Portfolio and conduct trading and settlement agency services for such Portfolio. PBOC will exercise on-going supervision over the onshore settlement agent and the Portfolios’ trading activity under the CIBM Direct Rules and may take relevant administrative actions, such as suspension of trading and mandatory exit against a Portfolio and/or the subadviser in the event of any noncompliance with the CIBM Direct Rules. The CIBM Direct Rules are very new and have yet to be tested on the market. At this stage the CIBM Direct Rules are still subject to further clarification and/or changes, which may adversely affect the Portfolios’ ability to invest in the CIBM.
RISK OF INVESTING THROUGH BOND CONNECT. In addition to the risks described under “Foreign Securities” and “Investments in the People’s Republic of China,” there are risks associated with Portfolio investments in Chinese government bonds and other PRC-based debt instruments traded on the CIBM through the Bond Connect program. The Bond Connect refers to the arrangement between Hong Kong and the PRC that enables the PRC and overseas investors to trade various types of debt securities in each other’s bond markets through connection between the relevant respective financial infrastructure institutions. Trading through Bond Connect is subject to a number of restrictions that may affect a Portfolio’s investments and returns. Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Portfolio. Furthermore, securities purchased via Bond Connect will be held on behalf of ultimate investors (such as a Portfolio) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with a PRC-based custodian (either the China Central Depository & Clearing Co. (“CCDC”) or the Shanghai Clearing House (“SCH”)). A Portfolio’s ownership interest in Bond Connect securities will not be reflected directly in book entries with CCDC or SCH, and will instead only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects a Portfolio to various risks, including the risk that the Portfolio may have a limited ability to enforce its rights as a bondholder, as well as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested, and courts in the PRC have limited experience in applying the concept of beneficial ownership. As such, a Portfolio may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or other operational reasons. Bond Connect trades are settled in RMB, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred, other than through Bond Connect, in accordance with applicable rules.
A primary feature of Bond Connect is the application of the home market’s laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, a Portfolio’s investments in securities via Bond Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Such securities may lose their eligibility at any time, in which case, they could be sold, but could no longer be purchased through Bond Connect. A Portfolio will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days when markets in both the PRC and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Portfolio is unable to add to, or exit, its position and, therefore, may limit the Portfolio’s ability to trade when it would be otherwise attractive to do so. Finally, uncertainties in the PRC tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Portfolio. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
The Bond Connect program is a relatively new program and may be subject to further interpretation and guidance. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program, are uncertain, and they may have a detrimental effect on a Portfolio’s investments and returns.

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INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Portfolio may invest in other investment companies, including exchange-traded funds. In accordance with the 1940 Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio).
Notwithstanding the limits discussed above, a Portfolio may invest in other investment companies without regard to the limits set forth above, provided that the Portfolio complies with Rules 12d1-1, 12d1-2 and 12d1-3 promulgated by the Securities and Exchange Commission (SEC) under the 1940 Act or otherwise permitted by exemptive order, SEC releases, no-action letters or similar interpretation. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Portfolio in wholly-owned investment companies created under the laws of certain countries will not be deemed an investment in other investment companies. The underlying investment companies in which the Portfolio invests may not meet their investment objectives.
In December 2018, the SEC issued a proposed rulemaking package related to investments in other investment vehicles that, if adopted, could require the Portfolios to adjust their investments accordingly. These adjustments may have an impact on the Portfolios’ performance and may have negative risk consequences on the investing Portfolios, as well as the underlying investment vehicles.
JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the subadviser believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Portfolio. The major risks in junk bond investments include the following:
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Junk bonds are issued by less credit worthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
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The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.
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Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.
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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If an issuer redeems the junk bonds, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.
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Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.
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Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Portfolio's portfolio securities than in the case of securities trading in a more liquid market.
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A Portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
LIQUIDATION OF PORTFOLIOS. Each Portfolio reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.
MONEY MARKET INSTRUMENTS. Certain Portfolios may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of US banks, certificates of deposit, short-term obligations issued or guaranteed by the US Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the US, their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and similar agreements issued by, US and foreign corporations.
MONEY MARKET FUND REFORM. In July 2014, the SEC adopted amendments to Rule 2a-7 under the 1940 Act. Rule 2a-7 imposes quality, liquidity and other requirements on any registered mutual fund that holds itself out to the public as a money market fund. Compliance with the various provisions of the amendments took effect over the course of 2015 and 2016. The new regulations impact money market funds differently depending upon the types of investors that will be permitted to invest in a fund, and the types of securities in which a fund may invest.

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“Retail” money market funds have policies and procedures reasonably designed to limit their beneficial owners to natural persons. All other money market funds are considered to be “institutional” money market funds. Retail and institutional money market funds are further classified by their investments. “Prime” money market funds are permitted to invest primarily in corporate or other non-government securities, “US government” money market funds are required to invest a very high percentage of their assets in US government securities and “municipal” money market funds are required to invest significantly in municipal securities.
Under the revised rule, institutional prime money market funds and institutional municipal money market funds are required to value their portfolio securities using market-based factors, and sell and redeem shares at prices based on a floating net asset value. A floating net asset value is calculated by rounding to the fourth decimal place in the case of a money market fund with a $1.0000 share price. Retail money market funds and institutional US government money market funds are not subject to the floating net asset value requirement.
Under the revised rule, any type of money market fund is permitted to impose a discretionary liquidity fee of up to 2% on redemptions or temporarily suspend redemptions (also known as “gate”) if the money market fund’s weekly liquid assets (as defined in Rule 2a-7) fall below 30% of the fund’s total assets and the money market fund’s board of trustees determines that the fee or gate is in the fund’s best interests. Once imposed, a discretionary liquidity fee or redemption gate will remain in effect until the fund’s board of trustees determines that the fee or gate is no longer in the fund’s best interests or the next business day after the fund’s weekly liquid assets return to 30% of the fund’s total assets, whichever occurs first. Regardless, the redemption gate is required to be lifted no later than the 10th business day after the gate is imposed, and a money market fund may not impose a redemption gate for more than 10 business days in any rolling 90-calendar day period.
Under the revised rule, any type of money market fund (except for US government money market funds) is required to impose a liquidity fee of 1% on all redemptions if the money market fund’s weekly liquid assets (as defined in Rule 2a-7) fall below 10% of the fund’s total assets, unless the fund’s board of trustees determines that the fee is not in the fund’s best interests, or that a lower or higher (up to 2%) liquidity fee is in the fund’s best interests.
Other requirements of the revised rule include enhanced website disclosure obligations, the adoption of a new form for disclosure of certain material events (such as the imposition of liquidity fees or redemption gates), stronger diversification requirements and enhanced stress testing.
Pursuant to investment policy changes approved by the Board, effective September 12, 2016, the Government Money Market Portfolio (formerly known as the AST Money Market Portfolio) is managed as a US government money market fund under Rule 2a-7, which means that it invests at least 99.5% or more of its assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or other government securities.  At the election of the Board, the Government Money Market Portfolio is not subject to a liquidity fee and/or a redemption gate on redemptions, which might apply to other types of money market funds should certain triggering events specified in Rule 2a-7 occur.  However, the Board reserves the right, with notice to shareholders, to change the policy with respect to liquidity fees and/or redemption gates, thereby permitting the Portfolio to impose such fees and gates in the future.
MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Portfolio. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by a Portfolio for its mortgage-backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.
To the extent that a Portfolio purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Portfolio buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities

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generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Portfolio. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.
Most mortgage-backed securities are issued by Federal government agencies such as the Government National Mortgage Association (Ginnie Mae), or by government sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Principal and interest payments on mortgage-backed securities issued by the Federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. While certain mortgage-related securities receive government or private support, there is no assurance that such support will remain in place in the future. Additionally, mortgage-backed securities issued by government agencies or sponsored enterprises like Freddie Mac or Fannie Mae generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. Some mortgage-backed securities, including those issued by government agencies and government-sponsored enterprises, may be based on pools of loans that are originated by an affiliate of the Manager.
In September 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac under conservatorship and was appointed to manage their daily operations. In addition, the US Treasury entered into stock purchase agreements (SPAs) with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and principal by Freddie Mac. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments (that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary).
Under the direction of the FHFA, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (UMBS) (the Single Security Initiative) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.
FHFA and the White House have made public statements regarding plans to consider ending the conservatorships of FNMA and FHLMC. In the event that FNMA and FHLMC are taken out of conservatorship, it is unclear how the capital structure of FNMA and FHLMC would be constructed and what effects, if any, there may be on FNMA’s and FHLMC’s creditworthiness and guarantees of certain mortgage-backed securities. It is also unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock Programs. Should FNMA’s and FHLMC’s conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to a Portfolio.
In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.
MUNICIPAL SECURITIES. Certain Portfolios may, from time to time, invest in municipal bonds including general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. A Portfolio may also invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain Portfolios for various public purposes.
Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.
The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called “variable rate” obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby a Portfolio may demand prepayment of the principal amount of the

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obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of a Portfolio to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation.
Variable or floating rate securities include participation interests therein and inverse floaters. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow a Portfolio to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Portfolio paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever is longer.
An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. While inverse floaters may expose a Portfolio to leverage risk, they do not constitute borrowings for purposes of a Portfolio's restrictions on borrowings. For additional information relating to inverse floaters, please see “Indexed and Inverse Securities.”
Private Investment in Public Equities (PIPEs) Risk. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, a Portfolio may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. A Portfolio may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act of 1933, as amended, the securities are restricted and cannot be immediately resold into the public markets. A Portfolio may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Portfolio to publicly resell its securities. However, the ability of a Portfolio to freely transfer the shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Portfolio’s use of the resale registration statement, if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid investments.
Quantitative Investing Risk. The Manager or a subadviser may employ and/or rely on algorithms, models or other systems in connection with certain investment activities, including research, forecasting, selection and execution processes (together, Systems). These Systems rely heavily on the use of proprietary and nonproprietary data, software, hardware and intellectual property, including data, software and hardware that may be licensed or otherwise obtained from third parties. The use of such Systems has inherent limitations and risks. Although they strive to do so, there can be no assurance that the Manager/subadviser will develop and use Systems appropriately and effectively. Errors may occur in the design, writing, testing, monitoring and/or implementation of Systems, including in the manner in which Systems function together. The effectiveness of Systems may diminish over time, including as a result of market changes and changes in the behavior of market participants. The quality of the resulting analyses, investment selections, portfolio construction, asset allocations, proposed trades, risk management and trading strategies depends on a number of factors, including the accuracy and quality of data inputs into the Systems, the mathematical and analytical assumptions and underpinnings of the Systems’ coding, the accuracy in translating those analytics into program code or interpreting the output of a System by another System in order to facilitate a transaction, changes in market conditions, the successful integration of the various Systems into the portfolio selection and trading process, and whether actual market events correspond to one or more assumptions underlying the Systems. Accordingly, Systems are subject to errors and/or mistakes (System Incidents) that may adversely impact a Portfolio. For example, System Incidents may result in Systems performing in a manner other than as intended, including, but not limited to, failure to achieve desired performance or investment objectives, execution of unanticipated trades or failure to execute intended trades, or failure to identify hedging or other risk management opportunities or targets. Further, if incorrect market data is entered into an otherwise properly functioning System, the System’s resulting output, including proposed trades or investment recommendations, may be inconsistent with the underlying investment strategy. Most Systems require continual monitoring and enhancements, and there is no guarantee that such enhancements will be successful, or that Systems will operate as intended. The successful deployment of an investment strategy, the portfolio

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construction process and/or the trading process could be severely compromised by software or hardware malfunctions, viruses, glitches, connectivity loss, system crashes or various other System Incidents, including, in particular, where multiple Systems contribute to the process (i.e., where one System develops a potential recommended signal or possible trade, and another System interprets or optimizes that recommended signal or possible trade to facilitate a trade order). System Incidents may be difficult to detect and the Manager/subadviser may not immediately or ever detect certain System Incidents, which may have an increasing impact on a Portfolio over time. There is no guarantee that measures taken to address a System Incident will be successful.
REAL ESTATE RELATED SECURITIES. Although no Portfolio may invest directly in real estate, certain Portfolios may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in such a Portfolio is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage Portfolios or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by a Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if a Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.
REAL ESTATE INVESTMENT TRUSTS (REITs). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
REPURCHASE AGREEMENTS. A Portfolio may invest in securities pursuant to repurchase agreements. A Portfolio will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Portfolio's repurchase agreement procedures.
Under such agreements, the other party agrees, upon entering into the contract with a Portfolio, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.

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In the case of a repurchase agreement, as a purchaser, a Portfolio will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.
A Portfolio may participate in a joint repurchase agreement account with other investment companies managed by PGIM Investments pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Portfolio may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Portfolio participates in the income earned or accrued in the joint account based on the percentage of its investment.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed-upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Portfolio on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by the Portfolio with those proceeds, resulting in reduced returns to shareholders. When a Portfolio enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Portfolio. In the event of default, a Portfolio may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on a Portfolio. A Portfolio’s use of leverage can magnify the effect of any gains or losses, causing the Portfolio to be more volatile than if it had not been leveraged.
DOLLAR ROLLS. Certain Portfolios may enter into dollar rolls. In a dollar roll, a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls.
Dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities, the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.
SECURITIES LENDING. Unless otherwise noted, a Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions subject to applicable regulatory requirements and guidance, including the requirements that: (1) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio; (2) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the US Government having at all times a value of not less than 100% of the value of the securities lent; and (3) the loan be made subject to termination by the Portfolio at any time. Goldman Sachs Bank USA d/b/a Goldman Sachs Agency Lending (GSAL) serves as securities lending agent for the Portfolio, and in that role administers the Portfolio’s securities lending program. As compensation for these services, GSAL receives a portion of any amounts earned by the Portfolio through lending securities.
A Portfolio may invest the cash collateral and/or it may receive a fee from the borrower. To the extent that cash collateral is invested, it will be invested in an affiliated prime money market fund and will be subject to market depreciation or appreciation. The Portfolio will be responsible for any loss that results from this investment of collateral.
On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price during the loan would inure to the Portfolio. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities lent or in gaining access to the collateral. In such situations, the Portfolio may sell the collateral and purchase a replacement investment in the market. There is a risk that the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

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During the time portfolio securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividend or interest paid on such securities. Voting or consent rights which accompany loaned securities pass to the borrower. However, all loans may be terminated at any time to facilitate the exercise of voting or other consent rights with respect to matters considered to be material. The Portfolio bears the risk that there may be a delay in the return of the securities which may impair the Portfolio’s ability to exercise such rights.
SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.
While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Manager believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.
Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of portfolio securities to meet redemptions or otherwise may require a Portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Manager’s judgment, such disposition is not desirable.
While the process of selection and continuous supervision by the Manager does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.
Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The Manager believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Portfolio may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Portfolio management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.
Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.
Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.
SHORT SALES AND SHORT SALES AGAINST-THE-BOX. Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Portfolio may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.
A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by a Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if

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a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which a Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.
SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity's policy towards the International Monetary Fund and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend Portfolios to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.
SPECIAL PURPOSE ACQUISITION COMPANIES. A Portfolio may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities that pool funds to seek potential acquisition or merger opportunities. A SPAC is typically a publicly traded company that raises funds through an initial public offering (IPO) for the purpose of acquiring or merging with an unaffiliated company to be identified subsequent to the SPAC's IPO. SPACs are often used as a vehicle to transition a company from private to publicly traded. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Portfolio's ability to meet its investment objective. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC's shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a suitable transaction. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may further increase the volatility of their securities' prices. In addition to purchasing publicly traded SPAC securities, a Portfolio may invest in SPACs through additional financings via securities offerings that are exempt from registration under the federal securities laws (restricted securities). No public market will exist for these restricted securities unless and until they are registered for resale with the SEC, and such securities may be considered illiquid and/or be subject to restrictions on resale. It may also be difficult to value restricted securities issued by SPACs.
An investment in a SPAC is subject to a variety of risks, including that: a significant portion of the funds raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining invested funds to shareholders; attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; the Portfolio may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; an investment in a SPAC may be diluted by subsequent public or private offerings of securities in the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the IPO or subsequent investors on the open market; no or only a thinly traded market for shares of or

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interests in a SPAC may develop, leaving the Portfolio unable to sell its interest in a SPAC or to sell its interest only at a price below what the Portfolio believes is the SPAC security's value; and the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
STANDBY COMMITMENT AGREEMENTS. A Portfolio may enter into standby commitment agreements. These agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from any appreciation in the value of the security during the commitment period. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.
STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.
STRUCTURED NOTES. Certain Portfolios may invest in structured notes. The values of the structured notes in which a Portfolio will invest may be linked to equity securities or equity indices or other instruments or indices(reference instruments). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument, or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).
Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
SUPRANATIONAL ENTITIES. A Portfolio may invest in debt securities of supranational entities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.
TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. Each Portfolio may temporarily invest without limit in money market instruments, including commercial paper of US corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the US government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain liquidity to meet redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

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A Portfolio also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Portfolio shares or during periods of portfolio restructuring.
WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make a Portfolio a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.
WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. A Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. A Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction. No Portfolio has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Portfolio purchases securities in these transactions, the Portfolio segregates liquid securities in an amount equal to the amount of its purchase commitments.
There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Portfolio's purchase price. The Portfolio may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.
US GOVERNMENT SECURITIES. Certain Portfolios may invest in adjustable rate and fixed rate US Government securities. US Government securities are instruments issued or guaranteed by the US Treasury or by an agency or instrumentality of the US Government. US Government guarantees do not extend to the yield or value of the securities or a Portfolio's shares. Not all US Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.
US Treasury securities include bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are direct obligations of the US Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. US Government guarantees do not extend to the yield or value of the securities or a Portfolio's shares.
Securities issued by agencies of the US Government or instrumentalities of the US Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Ginnie Mae, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.
Certain Portfolios may also invest in component parts of US Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of US Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of US Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. A Portfolio may also invest in custodial receipts held by a third party that are not US Government securities. US Government securities may be affected by changing interest rates.
ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. Certain Portfolios may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (phantom income) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these

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securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.
A Portfolio accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the income accrued but not yet received. The required distributions will result in an increase in a Portfolio's exposure to such securities.
Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received income (phantom income) annually, notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.
In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Portfolio's exposure to such securities.
NET ASSET VALUES
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each Portfolio is typically determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The Trust will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. if the particular disruption directly affects only the NYSE. The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Trust's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Trust may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the US because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

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The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing each Portfolio's NAV, we will value each Portfolio's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.
Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders. In the event that the fair valuation of a security results in a change of $0.01 or more to a Portfolio’s NAV per share and/or in the aggregate results in a change of one half of one percent or more of a Portfolio’s daily NAV, the Board shall promptly be notified, in detail, of the fair valuation, and the fair valuation will be reported on at the next regularly scheduled Board meeting. Also, the Board receives, on an interim basis, minutes of the meetings of the Trust’s Valuation Committee that occur between regularly scheduled Board meetings.
The NAV for each of the Portfolios is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PGIM Investments or a subadviser to be over-the-counter, are valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service. Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

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Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
All short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
TAXATION
This discussion of federal income tax consequences applies to the Participating Insurance Companies because they are the direct shareholders of the Trust. Contract owners should consult their Contract prospectus for information relating to the tax matters applicable to their Contracts. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.
Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be “adequately diversified.” A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in Treasury regulations. For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to “look-through” the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of its shares. The Trust intends to satisfy these ownership conditions. Further, the Trust intends that each Portfolio separately will be adequately diversified. Accordingly, a segregated asset account investing solely in shares of a Portfolio will be adequately diversified, and a segregated asset account investing in shares of one or more Portfolios and shares of other adequately diversified funds generally will be adequately diversified.
The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this SAI, and is subject to change by legislative or administrative action. A description of other tax considerations generally affecting the Trust and its shareholders is found in the section of the Prospectus entitled “Federal Income Taxes.” No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders. No attempt is made to present a detailed explanation of state or local tax matters. The discussion herein and in the Prospectus is not intended as a substitute for careful tax planning.
DISCLOSURE OF PORTFOLIO HOLDINGS
Each Portfolio's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Trust's annual and semi-annual reports. These reports are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Trust's annual and semi-annual reports are posted on the Trust's website. Each Portfolio’s complete holdings are disclosed to the SEC monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Portfolios’ fiscal quarter. In addition, the Trust may provide a full list of each Portfolio's portfolio holdings as of the end of each month on its website no sooner than approximately three business days prior to the end of the following month. For certain asset allocation Portfolios, the Trust may also release summary statistics regarding asset allocations and other characteristics on a daily basis on the Trust’s website. For all other Portfolios, the Trust may also release, at a sleeve level and/or the composite level, each Portfolio's top ten holdings (or in the case of a fund of funds the complete list of portfolio funds and/or the top ten holdings of the portfolio funds), and summary statistics regarding sectors, countries and/or industries and other characteristics, as of each month end, with all such information posted to the Trust’s website approximately 15 days after the end of the month, unless noted otherwise herein.
When authorized by the Trust's Chief Compliance Officer and another officer of the Trust, portfolio holdings information may be disseminated more frequently or at different periods than as described above. The Trust has entered into ongoing arrangements to make available information about the Trust's portfolio holdings. Parties receiving this information may include intermediaries that distribute the Trust's shares, third party providers of auditing, custody, proxy voting and other services for the Trust, rating and ranking organizations, and certain affiliated persons of the Trust, as described below. The procedures utilized to determine eligibility are set forth below:
Procedures for Release of Portfolio Holdings Information:

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1. A request for release of Portfolio holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Portfolio, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Portfolio and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Portfolio.
2. The request shall be forwarded to the Chief Compliance Officer of the Trust, or his delegate, for review and approval.
3. A confidentiality agreement in the form approved by an officer of the Trust must be executed with the recipient of the Portfolio holdings information.
4. An officer of the Portfolio shall approve the release and agreement. Copies of the release and agreement shall be sent to PGIM Investments' law department.
5. Written notification of the approval shall be sent by such officer to PGIM Investments’ Fund Administration Department to arrange the release of Portfolio holdings information.
6. PGIM Investments’ Fund Administration Department shall arrange for the release of Portfolio holdings information by the Portfolio's custodian bank(s).
As of the date of this Statement of Additional Information, the Trust will provide:
1. Traditional External Recipients/Vendors
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Full holdings on a daily basis to Institutional Shareholder Services, Inc. (ISS), Broadridge and Glass, Lewis & Co (proxy voting administrator/agents) at the end of each day;
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Full holdings on a daily basis to ISS (securities class action claims services administrator) at the end of each day;
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Full holdings on a daily basis to each Portfolio's subadviser(s) (as identified in the Trust's Prospectus), custodian bank, sub-custodian (including foreign sub-custodians), if any, and accounting agents (which includes the custodian bank and any other accounting agent that may be appointed) at the end of each day. When a Portfolio has more than one subadviser, each subadviser receives holdings information only with respect to the “sleeve” or segment of the Portfolio for which the subadviser has responsibility;
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Full holdings on a daily basis to Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (securities lending agent) at the end of each day;
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Full holdings to each Portfolio's independent registered public accounting firm as soon as practicable following the Portfolio's fiscal year-end or on an as-needed basis;
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Full holdings to a Portfolio’s counsel on an as-needed basis;
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Full holdings to a Portfolio’s independent board members on an as-needed basis; and
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Full holdings to financial printers as soon as practicable following the end of a Portfolio's quarterly, semi-annual and annual period ends.
2. Analytical Service Providers
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Portfolio trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Portfolio's fiscal quarter-end;
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Full holdings, on an as needed basis, to Zeno Consulting Group, LLC (an independent third-party transaction cost analysis company) as soon as practicable;
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Full holdings on a daily basis to FactSet Research Systems, Inc. and Lipper, Inc. (analytical services/investment research providers) at the end of each day;
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Full holdings on a daily basis to IHS Markit, Bloomberg BVAL, ICE Data Services (InterContinental Exchange), Refinitiv (formerly known as Thompson Reuters), and J.P. Morgan Pricing Direct (securities valuation service providers) at the end of each day;
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Full holdings on a quarterly basis to Capital Institutional Services, Inc. (CAPIS) (investment research provider) when made available; and
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Full holdings on a monthly basis to FX Transparency (foreign exchange/transaction analysis) when made available.
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Trust’s Chief Compliance Officer and PGIM Investments' Law Department on an annual basis.

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In addition, certain authorized employees of PGIM Investments receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PGIM Investments employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.
In no instance may the Manager or the Trust receive any compensation or consideration in exchange for the portfolio holdings information.
The Board has approved PGIM Investments’ Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, be advised of any revisions to the list of recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight of the Trust's disclosure of portfolio holdings to the Chief Compliance Officer.
Arrangements pursuant to which the Trust discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.
There can be no assurance that the Trust's policies and procedures on portfolio holdings information will protect the Trust from the potential misuse of such information by individuals or entities that come into possession of the information.
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Trust's Chief Compliance Officer and PGIM Investments’ Law Department on an annual basis.
In addition, certain authorized employees of PGIM Investments receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PGIM Investments employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.
PROXY VOTING
The Board has delegated to the Trust's investment manager, PGIM Investments, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to each Portfolio. The Trust authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment subadviser or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.
The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for each Portfolio. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of each Portfolio should a proxy issue potentially implicate a conflict of interest between a Portfolio and the Manager or its affiliates.
The Manager delegates to each Portfolio's subadviser(s) the responsibility for voting each Portfolio's proxies. The subadviser is expected to identify and seek to obtain the optimal benefit for the Portfolio it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of a Portfolio and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Portfolio and the interests of the subadviser or its affiliates.
The Manager and the Board expect that the subadviser will notify the Manager and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC. Information regarding how each Portfolio of the Trust voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available on the Trust’s website and on the SEC's website at www.sec.gov.
CODES OF ETHICS
The Board has adopted a Code of Ethics. In addition, the Manager, investment subadviser(s) and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, persons who have access to information about a Portfolio's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Portfolio. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Portfolio is making such investments. The Codes are on public file with, and are available from, the SEC.

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APPENDIX I: DESCRIPTIONS OF SECURITY RATINGS
MOODY’S INVESTORS SERVICE, INC. (MOODY’S)
Long Term Ratings
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
Short-Term Ratings
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Short-Term Municipal Ratings
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
S&P Global Ratings (S&P)
Long-Term Issue Credit Ratings
AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

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BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
Plus (+) or Minus (–): Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five

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business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
Notes Ratings
An S&P Notes rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.
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Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.
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Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
D: D is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
FITCH RATINGS LTD.
International Long-Term Credit Ratings
AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly Speculative. B ratings indicate that material credit risk is present.
CCC: Substantial Credit Risk. CCC ratings indicate that substantial credit risk is present.
CC: Very High Levels of Credit Risk. CC ratings indicate very high levels of credit risk.
C: Exceptionally High Levels of Credit Risk. C indicates exceptionally high levels of credit risk.
International Short-Term Credit Ratings
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

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C: High Short-Term Default Risk. Default is a real possibility.
D: Default. Indicates the default of a short-term obligation.
Plus (+) or Minus (–): The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to AAA ratings and ratings below CCC. For the short-term rating category of F1, a “+” may be appended.
APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS
ALLIANCEBERNSTEIN, L.P.
Proxy Voting Policy Statement
Introduction
AB’s mission is to deliver better investment outcomes to our clients through differentiated research insights and innovative portfolio solutions in our clients’ best interests. As a fiduciary, we place the interests of our clients first and treat all our clients fairly and equitably, and as an investment adviser we are stewards of our client’s capital, and have an obligation to responsibly allocate, manage and oversee their investments to create sustainable, long-term shareholder value.
To be effective stewards of our client’s investments, we need to invest responsibly. We believe that integration of environmental, social and governance (“ESG”) including climate change considerations into our investment and research processes allows us to promote long-term shareholder value by capturing a more comprehensive set of risks and opportunities. Proxy voting is an integral part of this process, enabling us to act as shareholder advocates to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material ESG and climate issues.
This Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”), outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of Responsible Investing team”), in order to ensure that this Policy and its procedures are implemented consistently. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outlines our approach to responsibility, responsible investing, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments.
This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee”or“Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.
Research Underpins Decision Making
As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals. In turn, our votes on some proposals may vary by issuer while maintaining the goal of maximizing the value of the securities in client portfolios.
We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy. Where we have agreed to vote proxies on behalf of our clients, we have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions.
Research Services
We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services Inc. (“ISS”) andGlass Lewis at different levels. All our investment professionals can access these materials via the members of Responsible Investing team and/or the Committee.
Engagement
In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, members of Responsible Investing team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers who manage accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts

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between the investment professionals, who are best positioned to comment on company-specific details, and members of Responsible Investing team, who offer a more holistic view of ESG and climate practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.
Proxy Voting Guidelines
Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.
With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.
Shareholder Proposal Assessment Framework
AB’s commitment to maximize the long-term value of clients’ portfolios as a shareholder advocate transcends through how we analyze shareholder proposals. Rather than opting to automatically support all shareholder proposals that mention an ESG or climate issue, we evaluate whether or not those requests will actually enhance shareholder value for our clients. A proposal that promotes genuine improvement in the way a company addresses an ESG or climate issue, thereby managing a more comprehensive risk and opportunities for a company’s business, should consider following core factors, but not limited to:
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Materiality of the mentioned ESG or climate issue for the company’s business
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The company’s current practice, policy and framework
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Prescriptiveness of the proposal – does the shareholder demand unreasonably restrict management from conducting its business?
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Context of the shareholder proposal – is the proponent tied to any particular interest group(s)? Does the proposal aim to promote the interest of shareholders or the group that that they are associated with?
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How does the proposal add value for shareholders?
We consider ESG and climate as an important element that will improve the accuracy of our valuation of companies by incorporating a more comprehensive set of risks and opportunities from a long-term shareholder value perspective.
Board and Director Proposals
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Director Accountability on Material Environmental and Social Topics Impacting Shareholder Value: Climate Risk Management and Human Rights Oversight
AB believes that director accountability is a critical element of corporate governance. The successful governance of a company is demonstrated through shareholder responsiveness, proactive outreach by the board and management along with enhanced long-term shareholder value through a more comprehensive oversight on risk and opportunities. In fulfilling its fiduciary duty by evaluating investee companies’ adaptiveness to evolving climate risks, AB targeted its significant holdings to engage on climate strategy through a firmwide campaign. Companies that failed to respond will be assigned a negative vote towards responsible incumbent director(s). Human Rights and modern slavery oversight is another topic on which AB will make a proactive assessment of its portfolio companies and hold respective directors accountable as defined by the committee charter of each issuer.
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Establish New Board Committees and Elect Board Members with Specific Expertise (SHP) - CASE-BY-CASE
We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG and climate issues. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.
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Changes in Board Structure and Amending the Articles of Incorporation - FOR
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Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

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We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.
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Classified Boards – AGAINST
A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.
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Director Liability and Indemnification - CASE-BY-CASE
Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.
We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose proposals to indemnify directors for gross negligence.
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Disclose CEO Succession Plan (SHP) – FOR
Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.
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Election of Directors – FOR
The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company,. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.
In addition:
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We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.
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We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.
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We may vote against directors for poor compensation, audit or governance practices including the lack of a formal key committee.
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We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.
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We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.
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Controlled Company Exemption - CASE-BY-CASE
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In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.
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Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we

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may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.
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Voting for Director Nominees in a Contested Election - CASE-BY-CASE
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Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.
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Board Capacity
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We believe that incorporating an assessment of each director’s capacity into consideration for a director election is essential to promote meaningful board oversight of the management. Director effectiveness aside, a social externality arises when the practice of directors serving on many public company boards becomes widespread, as this limits the opportunities for other board candidates, particularly diverse candidates. AB currently votes against the appointment of directors who occupy, or would occupy following the vote, 4 or more outside public company board seats for non-CEOs, 3 or more outside public company board seats for the sitting CEO of the company in question and 2 or more outside public company board seats for sitting CEOs of companies other than the company under consideration. We may also exercise flexibility on occasions where the “over-boarded” director nominee’s presence on the board is critical, based on company specific contexts in absence of any notable accountability concerns.
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Board Diversity – CASE-BY-CASE
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Diversity is an important element of assessing the board’s quality, as it promotes wider range of perspectives to be considered for companies to both strategize and mitigate risks. In line with this view, several European countries legally require a quota of female directors. Other European countries have a comply-or-explain policy. In the U.S., California requires corporations headquartered in the State of California to have at least one female director on board.
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We believe that boards should develop, as part of their refreshment process, a framework for identifying diverse candidates for all open board positions. We believe diversity is broader than gender and should also take into consideration factors such as business experience, ethnicity, tenure and nationality. As such, we generally vote in favor of proposals that encourage the adoption of a diverse search policy (“Rooney Rule”), assuring that each director search includes at least one woman, and in the US, at least one underrepresented person of color, in the slate of nominees. This translates to following two voting approach:
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Gender Diversity: AB will generally vote against the nominating/governance committee chair, or a relevant incumbent member in case of classified boards, when the board has no female members. In Japan, we will vote against the top management. This approach applies globally.
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Ethnic and Racial Diversity: AB will escalate the topic of board level ethnic/racial diversity and engage with its significant holdings that lack a minority ethnic/racial representation on board through 2021. Based on the outcome, AB will begin voting against the nominating/governance committee chair or a relevant incumbent member for classified boards of companies that lack minority ethnic/racial representation on board in 2022.
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Independent Lead Director (SHP) – FOR
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We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.
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Limit Term of Directorship (SHP) – CASE-BY-CASE
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These proposals seek to limit the term during which a director may serve on a board to a set number of years.
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Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.
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Majority of Independent1 Directors (SHP) – FOR
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Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.
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Majority of Independent Directors on Key Committees (SHP) – FOR
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In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors while taking into consideration local market regulation, corporate governance codes, and controlled company status.
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Majority Votes for Directors (SHP) – FOR
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We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

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We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.
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Removal of Directors Without Cause (SHP) – FOR
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Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.
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We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of
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“cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.
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Require Independent Board Chairman (SHP) – CASE-BY-CASE
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We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.
Compensation Proposals
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Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP) – CASE-BY-CASE
We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.
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Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP) – AGAINST
We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.
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Advisory Vote to Ratify Directors’ Compensation (SHP) – FOR
Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item.
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Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP) – AGAINST
These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.
We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.
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Approve Remuneration for Directors and Auditors – CASE-BY-CASE
We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.
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Approve Retirement Bonuses for Directors (Japan and South Korea) – CASE-BY-CASE
Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.
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Approve Special Payments to Continuing Directors and Auditors (Japan) – CASE-BY-CASE

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In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.
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Disclose Executive and Director Pay (SHP) – CASE-BY-CASE
The United States Securities and Exchange Commissions (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.
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Executive and Employee Compensation Plans, Policies and Reports – CASE-BY-CASE
Compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:
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Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;
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Compensation costs should be managed in the same way as any other expense;
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Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and
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In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.
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We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control.
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Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.
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In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.
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Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.
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Limit Executive Pay (SHP) – CASE-BY-CASE
We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.
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Mandatory Holding Periods (SHP) – AGAINST
We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.
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Performance-Based Stock Option Plans (SHP) – CASE-BY-CASE
These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be

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performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.
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Prohibit Relocation Benefits to Senior Executives (SHP) – AGAINST
We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.
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Recovery of Performance-Based Compensation (SHP) – FOR
We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.
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Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP) – FOR
Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.
Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP) – CASE-BY-CASE
We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.
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Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP) – FOR
Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.
We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.
Capital Changes and Anti-Takeover Proposals
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Amend Exclusive Forum Bylaw (SHP) – AGAINST
We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.
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Amend Net Operating Loss (“NOL”) Rights Plans - FOR
NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.
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Authorize Share Repurchase – FOR
We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.
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Blank Check Preferred Stock – AGAINST

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Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.
We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.
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Corporate Restructurings, Merger Proposals and Spin-Offs – CASE-BY-CASE
Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.
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Elimination of Preemptive Rights – CASE-BY-CASE
Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.
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Expensing Stock Options (SHP) – FOR
US generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS — international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.
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Fair Price Provisions – CASE-BY-CASE
A fair price provision in the company's charter or by laws is designed to ensure that each shareholder's securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.
Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.
We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).
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Increase Authorized Common Stock – CASE-BY-CASE
In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company's intentions—going beyond the standard “general corporate purposes”—must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.
In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

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Issuance of Equity Without Preemptive Rights – FOR
We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).
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Multi Class Equity Structures – AGAINST
The one share, one vote principle – stating that voting power should be proportional to an investor’s economic ownership – is generally preferred in order to hold the board accountable to shareholders. AB’s general expectation of companies with multi class equity structures is to attach safeguards for minority shareholders when appropriate and in a cost-effective manner, which may include measures such as sunset provisions or requiring periodic shareholder reauthorizations. We expect Boards to routinely review existing multi-class vote structures and share their current view.
With that backdrop, we acknowledge that multi-class structures may be beneficial for a period of time, allowing management to focus on longer-term value creation which benefits all shareholders. Accordingly, AB recommends companies that had IPO in the past 2 years to institute a time-based sunset to be triggered 7 years from the year of IPO. In 2021, we will engage with companies in our significant holdings universe that fall under this category. We may vote against the relevant board member of companies that remain unresponsive starting 2022 AGM, unless there is a valid case to apply an exemption.
For companies that instituted a multi-class share structure unrelated to an IPO event or had IPO 2+ years ago, sunset should be 7 years from the year when the issuer implemented the multi-class structure. If the structure was adopted greater than 7 years ago, we will expect the issuer to consider the shortest sunset plan that makes sense based on the issuer’s context. In 2021, we will engage with our portfolio companies in scope. We may vote against the respective board member if we don’t see any progress starting 2022 AGM, unless there is a valid case to apply an exemption.
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Net Long Position Requirement – FOR
We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.
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Reincorporation – CASE-BY-CASE
There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.
Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.
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Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP) – CASE-BY-CASE
If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. Wewill evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.
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Stock Splits – FOR
Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.
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Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP) – FOR
Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company's stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

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We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.
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Transferrable Stock Options – CASE-BY-CASE
In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.
These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.
Auditor Proposals
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Appointment of Auditors – FOR
We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.
We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.
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Approval of Financial Statements – FOR
In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.
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Approval of Internal Statutory Auditors – FOR
Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.
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Limitation of Liability of External Statutory Auditors (Japan) – CASE-BY-CASE
In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.
We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.
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Separating Auditors and Consultants (SHP) – CASE-BYCASE
We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of other non-audit related services.

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We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.
We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.
Shareholder Access and Voting Proposals
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A Shareholder’s Right to Call Special Meetings (SHP)– FOR
Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.
We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to establish shareholders’ right to call a special meeting unless we see a potential abuse of the right based on the company’s current share ownership structure.
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Adopt Cumulative Voting (SHP) – CASE-BY-CASE
Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.
We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.
Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.
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Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP) – FOR
In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.
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Early Disclosure of Voting Results (SHP) – AGAINST
These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.
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Limiting a Shareholder’s Right to Call Special Meetings – AGAINST
Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company's agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.
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In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.
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Permit a Shareholder’s Right to Act by Written Consent (SHP) – CASE-BY-CASE

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Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value.
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Proxy Access for Annual Meetings (SHP) (Management) – FOR
These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.
We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.
We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.
From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.
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Reduce Meeting Notification from 21 Days to 14 Days (UK) – FOR
Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.
A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.
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Shareholder Proponent Engagement Process (SHP) – FOR
We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.
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Supermajority Vote Requirements – AGAINST
A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage
(higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.
In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.
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Authorize Virtual-Only Shareholder Meetings – CASE-BY-CASE
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Covid-19 has called for a need to authorize companies in holding a virtual-only shareholder meetings. While recognizing that this technological adaptation has enabled shareholders to remain connected with the board and management, AB acknowledges that virtual only shareholder meetings have resulted in certain companies to abuse their authority by limiting shareholders from raising questions and demanding onerous requirements to be able to read their questions during the meeting. Because such practice vary by

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company and jurisdiction with different safeguard provisions, we will consider company’s disclosure on elements such as below, although not limited to, when voting on management or shareholder proposals for authorizing the company to hold virtual-only shareholder meetings:
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Explanation for eliminating the in-person meeting
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Clear description of which shareholders are qualified to participate in virtual-only shareholder meetings and how attendees can join the meeting
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How to submit and ask questions
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How the company plans to mimic real-time in-person Q&A session
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List of questions received from shareholders in entirety, both prior to and during the meeting, as well as associated responses from the company
Environmental, Social and Disclosure Proposals
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Animal Welfare (SHP) – CASE-BY-CASE
These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
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Climate Change (SHP) – FOR
Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
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Charitable Contributions (SHP) (Management) – CASE-BY-CASE
Proposals relating to charitable contributions may be sponsored by either management or shareholders.
Management proposals may ask to approve the amount for charitable contributions.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
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Environmental Proposals (SHP) – CASE-BY-CASE
These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
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Genetically Altered or Engineered Food and Pesticides (SHP) – CASE-BY-CASE
These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

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For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
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Health Proposals (SHP) – CASE-BY-CASE
These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
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Human Rights Policies and Reports (SHP) – CASE-BY-CASE
These proposals may include reporting requests on human rights risk assessment, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
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Include Sustainability as a Performance Measure (SHP) – CASE-BY-CASE
We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.
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Lobbying and Political Spending (SHP) – FOR
We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.
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Other Business – AGAINST
In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.
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Reimbursement of Shareholder Expenses (SHP) – AGAINST
These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.
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Sustainability Report (SHP) – FOR
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
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Work Place: Diversity (SHP) – FOR
We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

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We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender ID.
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Work Place: Gender Pay Equity (SHP) – FOR
A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earnings and may include, statistics and rationale pertaining to changes in the size of the gap, recommended actions, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies. In the U.S., we are generally supportive of proposals to make similar assessment and disclosure between different gender and ethnic/racial groups. Shareholder requests to make a global median ethnic/racial pay gap will be assessed based on cultural and legal context of markets where the company is exposed to.
The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports. Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.
Conflicts of Interest
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Introduction
As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.
AllianceBernstein L.P. (“AB””) recognizes that there may be a potential material conflict of interest when we engage with a company or vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when engaging with and deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our engagement activities and voting decisions are based on maximizing shareholder value and are not the product of a conflict.
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Adherence to Stated Proxy Voting Policies
Votes generally are cast in accordance with this policy3. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy research services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Committee will receive a report of all such votes so as to confirm adherence of the policy.
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Disclosure of Conflicts
When considering a proxy proposal, members of the Committee or investment professionals involved in the decision-making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.
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Potential Conflicts of Interest List
No less frequently than annually, a list of companies and organizations whose engagement and proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List generally includes:
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Publicly-traded clients of AB;
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Publicly-traded companies that distribute AB mutual funds;
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Bernstein private clients who are directors, officers, or 10% shareholders of publicly traded companies;
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Publicly-traded companies which are sell-side clients of our affiliated broker-dealer, SCB&Co.;

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Companies where an employee of AB or Equitable Holdings, Inc., the parent company of AB, has identified an interest;
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Publicly-traded affiliated companies;
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Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;
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Publicly-traded companies targeted by the AFL-CIO for engagement and voting;
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Any other conflict of which a Committee member becomes aware4.
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We determine our votes for all meetings of companies that may present a conflict by applying the tests described in Section 4.5 below. We document all instances when the Conflicts Officer determines our vote.
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Determine Existence of Conflict of Interest
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When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:
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If our proposed vote is consistent with the Policy, no further review is necessary.
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If our proposed vote is contrary to our Policy, we would take the following steps:
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If our proposed vote is contrary to the Policy and our client’s recommended vote on the proposal is consistent with our fiduciary duty, no further review is necessary.
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If our proposed vote is contrary to the Policy or is not covered by the Policy and is consistent with our client’s position and the views of our proxy research services vendor, no further review is necessary.
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If our proposed vote is contrary to the Policy or is not covered herein, is consistent with our client’s recommended vote on the proposal and is contrary to the views of our proxy research service vendor, the vote will be presented to the Conflicts Officer. The Conflicts Officer will determine whether the proposed vote is reasonable. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate. The Conflicts Officer’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).
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In the event the firm’s ultimate vote is in conflict with the client’s recommended vote, we will treat the client as if it had chosen to direct its own proxy vote for that vote only.
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Review of Third Party Research Service Conflicts of Interest
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The Committee takes reasonable steps to verify that the proxy research service vendor to which we have a full-level subscription is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing proxy research service vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether the proxy research service vendor (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.
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Confidential Voting
It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; and (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website the quarter after the vote has been cast.
We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.
On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Proxy Voting and Governance Policy would be implemented. A member of the Committee or one or more members of Responsible Investing team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential.
Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.
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A Note Regarding AB’s Structure
AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is a wholly-owned subsidiary of AXA Equitable Holdings, Inc.

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As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.
Voting Transparency
We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.
Recordkeeping
All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of five years. If the local regulation requires that records are kept for more than five years, we will comply with the local regulation. We maintain the vast majority of these records electronically.
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Proxy Voting and Governance Policy
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The Proxy Voting and Governance Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website: https://www.alliancebernstein.com/abcom/web/linkedsite.aspx?key=ab.retail.proxyvoting.mf
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Proxy Statements Received Regarding Client Securities
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For US Securities5, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.
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Records of Votes Cast on Behalf of Clients
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Records of votes cast by AB are retained electronically by our proxy research service vendor.
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Records of Clients Requests for Proxy Voting Information
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Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.
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Documents Prepared by AB That are Material to Voting Decisions
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The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the A member of Responsible Investing team.
Proxy Voting Procedures
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Vote Administration
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In an effort to increase the efficiency of voting proxies, AB uses ISS to act as its voting agent for our clients’ holdings globally.
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Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Members of Responsible Investing team review the ballots via ISS’s web platform, Proxy Exchange. Using Proxy Exchange, the Members of Responsible Investing team submit our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation.
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If necessary, any paper ballots we receive will be voted online using Proxy Vote or via mail or fax.
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Share Blocking
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Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.
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We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.
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Loaned Securities
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Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities. For the SRI labeled Thematic funds, we recall U.S. securities on loan to vote proxies and have discontinued lending for non-U.S. securities.

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If you have questions or desire additional information about this Policy, please contact the Proxy Team at:
ProxyTeam@alliancebernstein.com.
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1 For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.
2 Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.
3 From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.
4 The Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.
5 US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.
BLACKROCK, INC. AND ITS SUBSIDIARIES
These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.
Introduction.
We believe BlackRock has a responsibility to monitor and provide feedback to companies, in our role as stewards of our clients’ investments. BlackRock Investment Stewardship (“BIS”) does this through engagement with management teams and/or board members on material business issues, including environmental, social, and governance (“ESG”) matters and, for those clients who have given us authority, through voting proxies in the best long-term economic interests of our clients.
The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BIS’ general philosophy and approach to ESG factors, as well as our expectations of directors, that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BlackRock will vote in every instance. They are applied with discretion, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items.
Voting Guidelines.
These guidelines are divided into eight key themes, which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:
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Boards and directors
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Auditors and audit-related issues
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Capital structure
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Mergers, acquisitions, asset sales, and other special transactions
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Executive compensation
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Environmental and social issues
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General corporate governance matters
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Shareholder protections
Boards and directors.
The effective performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most critical responsibilities.
Disclosure of material issues that affect the company’s long-term strategy and value creation, including material ESG factors, is essential for shareholders to be able to appropriately understand and assess how effectively the board is identifying, managing, and mitigating risks.
Where we conclude that a board has failed to address or disclose one or more material issues within a specified timeframe, we may hold directors accountable or take other appropriate action in the context of our voting decisions.

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Director elections.
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Where a board has not adequately demonstrated, through company disclosures and actions, how material issues are appropriately identified, managed, and overseen, we will consider withholding our support for the re-election of directors whom we hold accountable.
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In addition, we may withhold votes from directors or members of particular board committees in certain situations, as indicated below.
Oversight
We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and/or individual directors in the following circumstances:
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Where the board has failed to exercise sufficient oversight with regard to material ESG risk factors, or the company has failed to provide shareholders with adequate disclosure to conclude appropriate strategic consideration is given to these factors by the board
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Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, we may vote against members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee
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Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue
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The chair of the nominating/ governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. This may not apply in the case of a controlled company
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Where it appears the director has acted (at the company or at other companies) in a manner that compromises his/ her ability to represent the best long-term economic interests of shareholders
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Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable committee meetings to be poor attendance
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Where a director serves on an excessive number of boards, which may limit his/ her capacity to focus on each board’s requirements. The following identifies the maximum number of boards on which a director may serve, before he/ she is considered to be over-committed:
	Public Company Executive or Fund Manager	# Outside Public Boards	Total # of Public Boards
Director A	✓	1	2
Director B		3	4
Responsiveness to shareholders
We expect a board to be engaged and responsive to its shareholders, including acknowledging voting outcomes for shareholder proposals, director elections, compensation, and other ballot items. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the responsible committees and/or individual directors. The following illustrates common circumstances:
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The independent chair or lead independent director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession
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The chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial against vote
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The independent chair or lead independent director and/ or members of the nominating/governance committee, where a board fails to consider shareholder proposals that receive substantial support, and the proposals, in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation
Shareholder rights
We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and/or individual directors. The following illustrates common circumstances:
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The independent chair or lead independent director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval

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The independent chair or lead independent director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights
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Members of the compensation committee where the company has repriced options without shareholder approval
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If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding the actions of a committee and the responsible member(s) or committee chair are not up for re-election, we will generally register our concern by voting against all available members of the relevant committee
Board composition and effectiveness
We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating/ governance committee or the lead independent director.
Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of a variety of views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity, including personal factors, such as gender, ethnicity, race, and age, as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.
We encourage boards to disclose:
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The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company
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The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates
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The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/ or sensitive details
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Demographics related to board diversity, including, but not limited to, gender, ethnicity, race, age, and geographic location, in addition to measurable milestones to achieve a boardroom reflective of multi-faceted racial, ethnic, and gender representation
Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.
Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits. BlackRock will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.
To the extent that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, based on our assessment, we may vote against members of the nominating/governance committee for an apparent lack of commitment to board effectiveness.
Board size
We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for the necessary range of skills and experience or too large to function efficiently.
CEO and management succession planning
There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

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Classified board of directors/staggered terms
We believe that directors should be re-elected annually; classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g. closed-end funds or business development companies (BDC), in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be more appropriate.
Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the available slate of directors (see “Shareholder rights” for additional detail).
Contested director elections
The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.
Cumulative voting
We believe that a majority vote standard is in the best long-term interests of shareholders. It ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Director compensation and equity programs
We believe that compensation for directors should be structured to attract and retain directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.
Majority vote requirements
BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies.
Risk oversight
Companies should have an established process for identifying, monitoring, and managing business and material ESG risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Separation of chairman and CEO
We believe that independent leadership is important in the boardroom. There are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.

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In the event that the board chooses a combined chair/CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role to provide appropriate leadership balance to the chair/CEO.
The following table illustrates examples of responsibilities under each board leadership model:
	Combined Chair/ CEO Model		Separate Chair Model
	Chair/ CEO	Lead Independent Director	Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors	Authority to call full meetings of the board of directors
Authority to call meetings of independent directors
Briefs CEO on issues arising from executive sessions
Agenda	Primary responsibility for shaping board agendas, consulting with the lead independent director	Collaborates with chair/ CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
Capital structure proposals
Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis, or as company circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
Blank check preferred stock
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.

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Nonetheless, we may support the proposal where the company:
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Appears to have a legitimate financing motive for requesting blank check authority
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Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
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Has a history of using blank check preferred stock for financings
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Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BlackRock will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.
Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
Mergers, acquisitions, asset sales, and other special transactions
In assessing mergers, acquisitions, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. While mergers, acquisitions, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
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The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
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There should be clear strategic, operational, and/ or financial rationale for the combination
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Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/ or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own
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We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or requires the board to seek the written consent of shareholders, where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
We generally vote in favor of shareholder proposals to rescind poison pills.
Reimbursement of expenses for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
Executive compensation
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly the generation of sustainable long-term value.

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We expect the compensation committee to carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance that drives value creation. We are generally not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee, we expect disclosure relating to how and why the discretion was used and further, how the adjusted outcome is aligned with the interests of shareholders.
We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking, rather than absolute outperformance.
We support incentive plans that foster the sustainable achievement of results consistent with the company’s long-term strategic initiatives. The vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.
“Say on Pay” advisory resolutions
In cases where there is a “Say on Pay” vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our expectations related to executive compensation practices, our “Say on Pay” analysis framework, and our typical approach to engagement and voting on “Say on Pay.”
Where we conclude that a company has failed to align pay with performance, we will vote against the management compensation proposal and consider voting against the compensation committee members.
Frequency of “Say on Pay” advisory resolutions
BlackRock will generally support annual advisory votes on executive compensation, and will consider biennial and triennial timeframes, absent compensation concerns. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to promote overall pay and performance alignment.
Clawback proposals
We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal proceeding, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
We believe employee stock purchase plans (“ESPP”) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.

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Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.
When determining whether to support or oppose an advisory vote on a golden parachute plan, BlackRock may consider several factors, including:
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Whether we believe that the triggering event is in the best interests of shareholders
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Whether management attempted to maximize shareholder value in the triggering event
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The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
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Whether excessively large excise tax gross-up payments are part of the pay-out
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Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
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Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.
Option exchanges
We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:
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The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
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Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
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There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems
BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interests of shareholders.
Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Environmental and social issues
We believe that well-managed companies deal effectively with material ESG factors relevant to their businesses. As stated throughout this document, governance is the core structure by which boards can oversee the creation of sustainable long-term value—appropriate risk oversight of environmental and social (“E&S”) considerations stems from this construct.

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Robust disclosure is essential for investors to effectively gauge companies’ business practices and strategic planning related to E&S risks and opportunities. When a company’s reporting is inadequate, investors, including BlackRock, will increasingly conclude that the company is not adequately managing risk. Given the increased understanding of material sustainability risks and opportunities, and the need for better information to assess them, BlackRock will advocate for continued improvement in companies’ reporting and will hold management and/ or directors accountable where disclosures or the business practices underlying them are inadequate.
BlackRock views the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and the standards put forth by the Sustainability Accounting Standards Board (SASB) as appropriate and complementary frameworks for companies to disclose financially material sustainability information. While the TCFD framework was crafted with the aim of climate-related risk disclosure, the four pillars of the TCFD—Governance, Strategy, Risk Management, and Metrics and Targets—are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry.
Accordingly, we ask companies to:
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Disclose the identification, assessment, management, and oversight of sustainability-related risks in accordance with the four pillars of TCFD
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Publish SASB-aligned reporting with industry-specific, material metrics and rigorous targets
See our commentary on our approach to engagement on TCFD- and SASB-aligned reporting for greater detail of our expectations.
Climate risk
BlackRock believes that climate change has become a defining factor in companies’ long-term prospects. We expect every company to help their investors understand how the company may be impacted by climate-related risks and opportunities, and how they are considered within the company’s strategy.
Specifically, we expect companies to articulate how they are aligned to a scenario in which global warming is limited to well below 2° C and is consistent with a global aspiration to reach net zero GHG emissions by 2050.
The public and private sectors have roles to play in aligning greenhouse gas reduction efforts with targets based on science, where available to curb the worst effects of climate change and reach the global goal of carbon neutrality by mid-century. Companies have an opportunity to utilize and contribute to the development of current and future low-carbon transition technologies, which are an important consideration for the rate at which emissions can be reduced. We expect companies to disclose how they are considering these challenges, alongside opportunities for innovation, within their strategy and emissions reduction efforts.
We may support shareholder proposals that ask companies to disclose climate plans aligned with our expectations.
Key stakeholder interests
As a long-term investor, we believe that in order to deliver value for shareholders, companies should also consider their stakeholders. While stakeholder groups may vary across industries, they are likely to include employees; business partners (such as suppliers and distributors); clients and consumers; government and regulators; and the communities in which companies operate. Companies that build strong relationships with their stakeholders are more likely to meet their own strategic objectives, while poor relationships may create adverse impacts that expose a company to legal, regulatory, operational, and reputational risks and jeopardize their social license to operate. We expect companies to effectively oversee and mitigate these risks with appropriate due diligence processes and board oversight.
Human capital management
A company’s approach to human capital management is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. As an important component of strategy, we expect boards to oversee human capital management.
We believe that clear and consistent reporting on these matters is critical for investors to understand the composition of a company’s workforce. We expect companies to disclose workforce demographics, such as gender, race, and ethnicity in line with the US Equal Employment Opportunity Commission’s EEO-1 Survey, alongside the steps they are taking to advance diversity, equity, and inclusion. Where we believe a company’s disclosures or practices fall short relative to the market or peers, or we are unable to ascertain the board and management’s effectiveness in overseeing related risks and opportunities, we may vote against members of the appropriate committee or support relevant shareholder proposals. Our commentary on human capital management provides more information on our expectations.

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Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies. These activities can also create risks, including: the potential for allegations of corruption; reputational risk associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes to guide these activities and mitigate risks, including board oversight.
When presented with shareholder proposals requesting increased disclosure on corporate political activities, BlackRock will evaluate publicly available information to consider how a company’s lobbying may impact the company. We will also evaluate whether there is alignment between a company’s stated positions on policy matters material to its strategy and the positions taken by industry groups of which it is a member. We may decide to support a shareholder proposal requesting additional disclosure if we identify a material misalignment. Additional detail can be found in our commentary on political contributions and lobbying disclosures.
General corporate governance matters
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Exclusive forum provisions
BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the nominating/governance committee.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect companies to disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.
Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
IPO governance
We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly

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public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.
We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.
Shareholder protections
Amendment to charter/articles/bylaws
We believe that shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights (see “Director elections”). In cases where a board’s unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes.
Proxy access
We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.
In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

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Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests and we may support supermajority voting requirements in those situations.
Virtual meetings
Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings facilitate an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. We expect shareholders to have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship
BRANDYWINE PROXY VOTING
Client Accounts for which Brandywine Global Votes Proxies
Brandywine Global shall vote proxies for each client account for which the client:
has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or
without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.
Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.
At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.
General Principles
In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values.
Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client’s investment, but will consider environmental, social, and governance issues that may impact the value of the investment, either through introducing opportunity or by creating risk to the value.
How Brandywine Global Votes Proxies
Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.
In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the

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general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.
The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team’s assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible.
In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.
Use of an Independent Proxy Service Firm
Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global’s portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.
With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global’s Proxy Administrator shall periodically review and assess such firm’s policies, procedures and practices including those with respect to the disclosure and handling of conflicts of interest.
Conflict of Interest Procedures
In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.
Procedures for Identifying Conflicts of Interest
Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.
Brandywine Global’s Compliance Department annually requires each Brandywine Global employee to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.
Brandywine Global treats client and wrap sponsor relationships as creating a material conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.
As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Franklin Resources business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Franklin Resources-owned asset manager) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Franklin Resources business units and because of the existence of informational barriers between Brandywine Global and certain other Franklin Resources business units.
Procedures for Assessing Materiality of Conflicts of Interest
All potential conflicts of interest identified pursuant to the procedures outlined in Section V.A.1. must be brought to the attention of the Investment Committee for resolution.
The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.
If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

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Procedures for Addressing Material Conflicts of Interest
With the exception of those material conflicts identified in A.2. which will be voted in accordance with paragraph C.1.b., if it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:
confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;
confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;
in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;
disclosing the conflict to clients and obtaining their consent before voting;
suggesting to clients that they engage another party to vote the proxy on their behalf; or
such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.
A written record of the method used to resolve a material conflict of interest shall be maintained.
Other Considerations
In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.
Share Blocking
Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.
Securities on Loan
Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.
Proxy Voting-Related Disclosures
Proxy Voting Independence and Intent
Brandywine Global exercises its proxy voting authority independently of other Franklin Resources-owned asset managers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global’s ultimate parent, Franklin Resources, Inc., any other Franklin Resources business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.
Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer.

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If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Franklin Resources business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.
If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.
Disclosure of Proxy Votes and Policy and Procedures
Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global must promptly provide the client with such requested information in writing.
Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.
Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.
Delegation of Duties
Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.
Shareholder Activism and Certain Non-Proxy Voting Matters
In no event shall Brandywine Global’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer’s approval of the proposed activism.
Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.
Recordkeeping
In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:
a copy of this Policy and Procedures, including any and all amendments that may be adopted;
a copy of each proxy statement that Brandywine Global receives regarding client securities;
a record of each vote cast by Brandywine Global on behalf of a client;
documentation relating to the identification and resolution of conflicts of interest;
any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;
a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

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records showing whether or not Brandywine Global has proxy voting authority for each client account.
All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.
To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.
In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.
Appendix A
Proxy Voting Guidelines
Brandywine Global Diversified Portfolio Management Team
Below are proxy voting guidelines that Brandywine Global’s Diversified Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.
Compensation
We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive. We may consider current and past stock option grants in determining whether the cumulative dilution is excessive.
We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.
We vote for compensation plans that are tied to the company achieving set profitability hurdles. Plans are structured this way to comply with IRS laws allowing for deductibility of management compensation exceeding $1 million.
We vote against attempts to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.
We vote against attempts to increase incentive stock options available for issuance when the shares underlying such options would exceed 10% of the company’s outstanding shares.
We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.
We vote against stock option plans allowing for very large allocations to a single individual because we generally believe that stock option plans should provide for widespread employee participation.
We vote against proposals to authorize or approve loans to company executives or Board members for personal reasons or for the purpose of enabling such persons to purchase company shares.
Governance
We vote for proposals to separate the Chief Executive Officer and Chairman of the Board positions.
We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

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Anti-Takeover
We vote against anti-takeover measures, including without limitation:
Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).
Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).
Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.
Capital Structure
We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.
Business Management
We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.
Brandywine Global Fundamental Equities Portfolio Management Team
Proxy Voting Guidelines
Below are proxy voting guidelines that Brandywine Global’s Fundamental Equities Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.
Compensation
We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.
We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.
We vote for measures that give shareholders a vote on executive compensation.
We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.
We vote against any attempt to re-price options. Also, we vote against the re- election of incumbent Directors in the event of such a re-pricing proposal.
We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.
We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.
Governance
We vote for cumulative shareholder voting.

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We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.
We vote against related-party transactions involving directors, senior members of company management or other company insiders.
Anti-Takeover
We vote against anti-takeover measures:
Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).
Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).
Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.
Change-of-Control Contracts, which grant benefits to company personnel (typically members of senior company management) in the event the company is acquired or is otherwise subject to a change of control.
Capital Structure
We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.
Business Management
We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly, it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.
Brandywine Global Fixed Income Portfolio Management Team
Below are proxy voting guidelines that Brandywine Global Fixed Income Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.
Compensation
We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.
We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.
We vote for measures that give shareholders a vote on executive compensation.
We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.
We vote against any attempt to re-price options. Also, we vote against the re- election of incumbent Directors in the event of such a re-pricing proposal.
We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.
We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

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Governance
We vote for cumulative shareholder voting.
We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.
Anti-Takeover
We vote against anti-takeover measures, including without limitation:
Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).
Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).
Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.
Capital Structure
We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.
Business Management
We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.
CAPITAL INTERNATIONAL, INC.
Proxy Voting Policy and Procedures
Policy
Capital International, Inc. (“CII”), a U.S. based investment adviser, provides investment management services to clients including institutional retirement plans and U.S and non-U.S. investment funds. CII considers proxy voting an important part of those management services, and as such, CII seeks to vote all the proxies of securities held in client accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CII’s clients.
Fiduciary Responsibility and Long-term Shareholder Value
CII’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CII considers those factors that would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CII votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.
As the management of a portfolio company is responsible for its day-to-day operations, CII believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CII votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CII also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.
Special Review

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From time to time CII may vote a) on proxies of portfolio companies that are also clients of CII or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CII or its affiliates to support a particular position. When voting these proxies, CII analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CII Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.
Procedures
Proxy Review Process
Associates on the proxy voting team in CII’s Global Investment Control department or the private equity operations team with respect to the CII managed private equity funds are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.
The proxy voting team or the private equity operations team reviews each proxy ballot for routine and non-routine items. Routine proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Routine items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.
All other items are voted in accordance with the decision of the analyst, portfolio managers, investment specialists, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of CII’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.
CII seeks to vote all of its clients’ proxies. In certain circumstances, CII may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CII wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CII to vote and therefore are not voted.
Proxy Voting Guidelines
CII has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.
CII’s general position related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues is reflected below.
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Corporate governance. CII supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.
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Capital structure. CII generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as an anti-takeover device, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.
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Stock-related remuneration plans. CII supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CII considers, among other things, the following information to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CII supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.
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Corporate social responsibility. CII votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.
Special Review Procedures

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If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.
Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CII’s indirect parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CII’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CII’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.
Any other proxy will be referred to the SRC if facts or circumstances warrant further review.
In cases where CII has discretion to vote proxies for shares issued by an affiliated mutual fund, CII will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom CII does not have discretion to vote proxies.
Allocating Votes for Co-Managed Portfolios
In cases where a portfolio is co-managed and a portfolio company is held by more than one of CII’s equity investment divisions, at CII’s discretion, proxies will be voted by (i) the equity investment division or divisions with the larger position in the portfolio company as of the record date for the shareholder meeting or (ii) all equity investment divisions based on their proportionate holding of the portfolio company; provided, however, in circumstances where voting proportionally by divisional holding is not possible (due to market restrictions, voting deadlines, or type of portfolio), the voting will be pursuant to clause (i) above.
Proxy Voting for Fund-of-Funds
With respect to voting proxies for fund-of-funds, if an underlying fund that is managed by CII or its affiliate has a shareholder meeting, CII will vote its shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund. To the extent CII should have to vote a proxy for the fund-of-funds’ portfolios that is not a proxy of an underlying fund, CII will vote in accordance with this Policy.
CII’s Proxy Voting Record
Upon client request, CII will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CII has proxy voting authority.
Annual Assessment
CII will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy.
Effective Date
The Proxy Policy’s effective date is January 2019
CLEARBRIDGE INVESTMENTS, LLC.
Proxy Voting Guidelines Procedures Summary. ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.
ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment

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and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.
In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.
In furtherance of ClearBridge's goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or ClearBridge's business relationships and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge's General Counsel/Chief Compliance Officer. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.
ClearBridge generally takes the position that non-ClearBridge relationships between a Franklin Resources affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Franklin business units as well as on the existence of information barriers between ClearBridge and other Franklin business units.
ClearBridge's Proxy Committee reviews and addresses conflicts of interest. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.
If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.
DIMENSIONAL FUND ADVISORS LP AND ITS SUBSIDIARIES
Proxy Voting Policies and Procedures
Introduction
Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Dimensional is the parent or indirect parent company of Dimensional Fund Advisors Ltd. (“DFAL”), DFA Australia Limited (“DFAA”), Dimensional Fund Advisors Pte. Ltd. (“DFAP”), Dimensional Japan Ltd. (“DFAJ”) and Dimensional Ireland Limited (“DIL”) (Dimensional, DFAL, DFAA, DFAP, DFAJ and DIL are collectively referred to as the “Advisors”). DFAL and DFAA are also registered as investment advisers under the Advisers Act.
The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxies relating to the

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underlying securities beneficially held by such clients. Also, a client may, at times, ask an Advisor to share its proxy voting policies, procedures, and guidelines without the client delegating full voting discretion to the Advisor. Depending on the client, an Advisor’s duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).
The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts or funds to the extent that relationships with such clients are subject to the Advisers Act or ERISA or the clients are registered investment companies under the Investment Company Act of 1940 (the “40 Act”), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund and Dimensional ETF Trust (together, the “Dimensional Investment Companies”). The Advisors believe that this Policy is reasonably designed to meet their goal of seeking to vote (or refrain from voting) proxies in a manner consistent with applicable legal standards and in the best interests of clients, as understood by the Advisors at the time of the vote.
Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines. The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Committee (as hereinafter defined). To the extent that the Guidelines do not cover potential voting issues, an Advisor may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the client.
The Advisors may take social concerns into account when voting proxies for socially screened portfolios and accounts and may take environmental concerns into account when voting proxies for sustainability screened portfolios and accounts, as further described in the Guidelines. The Advisors may also take social or environmental concerns into account when voting proxies for other portfolios and accounts that do not have social or sustainability screens if the Advisors believe that a social or environmental issue may have material economic ramifications for shareholders, also as further described in the Guidelines.
The Advisors have retained certain third party proxy service providers (“Proxy Advisory Firms”) to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom the Advisors have proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisors retain third-party service providers for proxy issues, the Advisors remain responsible for proxy voting decisions. The Advisors use commercially reasonable efforts to oversee any directed delegation to Proxy Advisory Firms, upon which the Advisors rely to carry out the Proxy Voting Services. In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any Proxy Advisory Firms, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.
Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Corporate Governance Committee (as defined below) will consider whether the Proxy Advisory Firm: (i) has the capacity and competency to adequately analyze proxy issues and (ii) can make its recommendations in an impartial manner and in consideration of the best interests of the Advisors’ clients.  Such considerations may include some or all of the following: (i) periodic sampling of votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by the Advisors are being followed, (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to the Advisors, (iii) a review of the Proxy Advisory Firm’s policies and procedures, with a particular focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting the Proxy Advisory Firm to notify the Advisors if there is a change in the Proxy Advisory Firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken.
Procedures for Voting Proxies
The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee (the “Corporate Governance Committee” or the “Committee”) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of

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proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with this Policy and (iv) review this Policy from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to this Policy and may designate personnel of each Advisor to instruct the vote on proxies on behalf of an Advisor’s clients, such as authorized traders of the Advisors (collectively, “Authorized Persons”). The Committee may recommend changes to this Policy to seek to act in a manner consistent with the best interests of the clients.
Generally, the Advisors analyze relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. Therefore, an Advisor typically will not instruct votes differently for different clients unless a client has expressly directed the Advisor to vote differently for such client’s account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client’s individualized proxy voting guidelines, the Advisor will seek to instruct such vote on the client’s proxies pursuant to the client’s guidelines.
Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments. When voting (or electing to refrain from voting) proxies for clients subject to ERISA, each Advisor shall seek to consider those factors that may affect the value of the ERISA client’s investment and not subordinate the interests of the client’s participants and beneficiaries on their retirement income to unrelated objectives. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. The Advisor may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by an Advisor recalling loaned securities for voting. Each Advisor does intend to recall securities on loan if, based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.
In cases where an Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.
Generally, the Advisors do not intend to invest to seek to change or influence control of a company and do not intend to engage in shareholder activism with respect to a pending vote. If an issuer’s management, shareholders or proxy solicitors contact an Advisor with respect to a pending vote, a member of the Committee (or its delegee) may listen to such party and discuss this Policy with such party.
International Proxy Voting
While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.
With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.1 The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis, and generally seek to implement uniform voting procedures for all proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ determinations and procedures.2 In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its client’s vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make reasonable efforts to vote such proxies.
1
As the SEC has stated, “There may even be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client…For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person.” See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003). Additionally, the Department of Labor has stated that it “recognizes

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that in some special cases voting proxies may involve out of the ordinary costs or unusual requirements, for example in the case of voting proxies on shares of certain foreign corporations. Thus, in such cases, a fiduciary should consider whether the plan’s vote, either by itself or together with the votes of other shareholders, is expected to have an effect on the value of the plan’s investment that warrants the additional cost of voting.” See Preamble to Department of Labor Interpretive Bulletin 2016-1, 81 FR 95883 (December 29, 2016).
2
If a client does not share with its Advisor information regarding the cost of voting proxies for certain non-US companies or in certain countries so that the Advisor can perform a cost benefit analysis, the Advisor will decide whether to vote proxies considering only the information on difficulties and costs that it has available.
Conflicts of Interest
Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of an Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines. Therefore, proxies voted typically should not be affected by any conflicts of interest.
In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines (or in cases for which the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of Institutional Shareholder Services, Inc., a Proxy Advisory Firm (“ISS”)), and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.
If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines (or in the case where the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee, which will (a) determine how the vote should be cast, keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the Client’s interest. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company.
Availability of Proxy Voting Information and Recordkeeping
Each Advisor will inform those clients for which it has voting authority how to obtain information from the Advisor about how it voted with respect to client securities. The Advisor will provide those clients with a summary of its proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Policy upon request. If an Advisor is registered under the Advisers Act, the Advisor will also include such information described in the preceding two sentences in Part 2A of its Form ADV.
Recordkeeping
The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and an Advisor’s responses (whether a client’s request was oral or in writing); (v) any documents prepared by an Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing conducted on any Proxy Advisory Firm’s votes; and (vii) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to the Advisors. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.
Disclosure
Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.
The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available: (i) by calling Dimensional collect; or (ii) on the SEC’s website. If a request for the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.

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Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.
Exhibit A
Proxy Voting Guidelines
General Approach to Corporate Governance and Proxy Voting
When voting proxies, Dimensional seeks to act in the interests of the funds and accounts we manage. We seek to maximize shareholder value subject to the standards of the relevant legal and regulatory regimes, listing requirements, regional stewardship codes, and any social and sustainability guidelines of specific funds or accounts. Dimensional will evaluate management and shareholder proposals on a case-by-case basis.
We expect the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.
This document outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.
Global Evaluation Framework
Uncontested Director Elections
Dimensional may vote against individual directors, committee members, or the full board of a portfolio company in the following situations:
1. There are problematic audit-related practices;
2. There are problematic compensation practices or persistent pay for performance misalignment;
3. There are problematic anti-takeover provisions;
4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;
5. The board has failed to adequately respond to shareholder concerns;
6. The board has demonstrated a lack of accountability to shareholders.
Dimensional also considers the following when voting on directors:
1. Board independence
2. Director attendance
3. Director capacity to serve
4. Board composition
Contested Director Elections
In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, we consider the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the company's corporate governance practices, and the incumbent board's history of responsiveness to shareholders.
Auditors

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Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor's report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.
Anti-Takeover Provisions
We believe that the market for corporate control, which often results in acquisitions which generally increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment of management and reduced accountability at the board level.
Related-Party Transactions
Related-party transactions have played a significant role in several high-profile corporate scandals and failures. We believe related party transactions should be minimized. When such transactions are determined to be fair to the company and its shareholders in accordance with the portfolio company’s policies and governing law, should be thoroughly disclosed in public filings.
Equity Compensation
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.
Dimensional will evaluate equity compensation plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company's historical use of equity, and the particular plan features.
Executive Compensation
Dimensional supports compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such compensation.
Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.
Director Compensation
Dimensional will support director compensation that is reasonable in both size and composition relative to industry and market norms.
Mergers & Acquisitions (M&A)
Dimensional's primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that we believe market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.
Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.
Capitalization
Dimensional will vote case-by-case on proposals related to share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.
Dimensional opposes the creation of dual-class share structures with unequal voting rights and will vote against proposals to create or continue dual-class capital structures.
Shareholder Proposals
When evaluating shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

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Dimensional will also consider the potential cost to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to peers), and whether the issue would be better addressed through legislation or government regulation.
Dimensional’s Approach to Environmental and Social Issues
Dimensional believes that portfolio company boards are best positioned to address environmental & social (E&S) issues within their duties. We may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics. If a portfolio company is unresponsive to material E&S risks which may have economic ramifications for shareholders, Dimensional may support shareholder proposals and may also vote against or withhold voting from directors individually, committee members, or the entire board.
For sustainability-focused funds, Dimensional may support shareholder proposals aimed at enhancing the disclosure around certain environmental issues. In limited circumstances, Dimensional may support proposals requesting companies take specific steps to address material risks from environmental issues.
For socially-focused funds, Dimensional may support shareholder proposals aimed at enhancing the disclosure around certain social issues. In limited circumstances, Dimensional may support proposals requesting companies take specific steps to address material risks from social issues.
Proxy Voting Principles for the United States
Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest
One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. We expect portfolio company boards to be majority independent and key committees to be fully independent.
Dimensional may vote against individual directors, committee members, or the full board of a portfolio company in the following situations:
1. Problematic audit-related practices;
2. Problematic compensation practices or persistent pay for performance misalignment;
3. Problematic anti-takeover provisions;
4. Material failures of governance, risk oversight, or fiduciary responsibilities;
5. Failure to adequately respond to shareholder concerns;
6. Lack of accountability to shareholders.
Dimensional also considers the following when voting on directors at portfolio companies:
Director attendance - Board members should attend at least 75% of meetings.
Director commitments - Board members should ensure that they have the capacity to fulfill the requirements of each board membership.
Contested Director Elections
In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, we consider the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company's corporate governance practices, and the incumbent board's history of responsiveness to shareholders.
Classified Boards
We believe that shareholders should be given the right to vote on the entire slate of directors on an annual basis. Therefore, we encourage portfolio company boards to conduct annual elections for all sitting directors.

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Dimensional will generally support proposals to declassify existing boards at portfolio companies, and will oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.
CEO/Chair
Dimensional believes that the portfolio company boards are best placed to determine whether the separation of roles is appropriate and will generally vote with management on shareholder proposals requiring that the chairman’s position be filled by an independent director.
However, at portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.
Board Size
Dimensional generally believes that portfolio company boards are best positioned to determine an appropriate size, and therefore will generally defer to the board in setting its size. However, Dimensional will oppose proposals to alter board structure or size in the context of a fight for control of the company or the board.
Age/Term Limits
Dimensional believes it is the responsibility of a portfolio company’s Nominating Committee to ensure that the company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.
That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy.
Poison Pills
Dimensional generally opposes poison pills. As a result, we may vote against the adoption of a pill and all directors that put a pill in place without first obtaining shareholder approval. Votes against directors may extend beyond the company that adopted the pill, to all boards the directors serve on. In considering a poison pill for approval, we may take into account the existence of ‘qualified offer’ and other shareholder-friendly provisions.
For pills designed to protect net operating losses, we may take into consideration a variety of factors, including but not limited to the size of the available operating losses and the likelihood that they will be utilized to offset gains.
Cumulative Voting
Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.
Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.
Majority Voting
For the election of directors, companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.
Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections. The majority vote standard should be accompanied by a director resignation policy to address failed elections.
To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.
Supermajority Vote Requirements

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Dimensional believes that the affirmative vote of a majority of shareholders should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will vote against proposals seeking to implement a supermajority vote requirement and for proposals seeking the adoption of a majority vote standard.
Dimensional will vote against incumbent directors at portfolio companies that place substantial restrictions on shareholders' ability to amend bylaws.
Right to Call Meetings and Act by Written Consent
Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.
Proxy Access
Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.
Amend Bylaws/Charters
Dimensional believes that shareholders should have the right to amend a company’s bylaws. Dimensional will vote against incumbent directors at portfolio companies that place substantial restrictions on shareholders' ability to amend bylaws.
Exclusive Forum
Dimensional is generally supportive of management proposals to adopt an exclusive forum for shareholder litigation.
Auditors
Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor's report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.
In addition to voting against the ratification of the auditors, Dimensional may also vote against Audit Committee members in instances of fraud, material weakness, or significant financial restatements.
Stock-Based Compensation Plans
Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and company employees with those of shareholders.
Dimensional will evaluate equity compensation plans on a case-by-case basis, taking into account the potential dilution to shareholders, the company's historical use of equity, and the particular plan features.
Dimensional will typically vote against plans that have features that have a negative impact on shareholders. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, and the ability to reprice shares without shareholder approval.
Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment.
Employee Stock Purchase Plans
Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.
Supplemental Executive Retirement Plans
Dimensional will generally support shareholder proposals that ask the company to put to shareholder vote extraordinary benefits such as credit for years of service not actually worked, preferential benefit formulas, or accelerated vesting of pension benefits contained in supplemental executive retirement plan (SERP).

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Advisory Votes on Executive Compensation (Say on Pay)
Dimensional supports reasonable compensation for executives that is clearly linked to the company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a company’s executive compensation plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.
Certain practices, such as:
■
multi-year guaranteed bonuses
■
excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)
■
single, or the same, metrics used for both short-term and long-term executive compensation plans
■
may encourage excessive risk-taking by executives and are generally opposed by Dimensional.
At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the company’s responsiveness to shareholders’ concerns and may vote against members of the compensation committee if these concerns have not been addressed.
Frequency of Say on Pay
Executive compensation in the United States in typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).
Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to company performance. This is particularly important in situations where a company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.
If there are serious concerns about a company's compensation plan in a year where the plan is not on the ballot, Dimensional may vote against members of the Compensation Committee.
Clawback Provisions
Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives.
Executive Severance Agreements (Golden Parachutes)
Dimensional analyzes golden parachute proposals on a case-by-case basis.
Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.
Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).
Remuneration of Directors
Dimensional will support director compensation that is reasonable in both size and composition relative to industry and market norms.
Mergers and Acquisitions (M&A )
Dimensional's primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that we believe market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.
Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

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Reincorporation
Dimensional will evaluate reincorporation proposals on a case-by-case basis.
Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights.
Increase Authorized Shares
Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.
Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.
Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.
Blank Check Preferred Stock
Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers.
To mitigate concerns regarding what we believe is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.
Dual Classes of Stock
Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.
Dimensional opposes the creation of dual-class share structures with unequal voting rights and will vote against proposals to create or continue dual-class capital structures.
Dimensional will vote against directors at portfolio companies that adopt a dual-class structure without shareholder approval after the company’s IPO. Implementation of a dual-class structure prior to or in connection with an IPO may not per se warrant a vote against directors but will be considered on a case-by-case basis.
Shareholder Proposals
When evaluating shareholder proposals, including proposals on environmental and social issues, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.
Dimensional will also consider the potential cost to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to peers), and whether the issue would be better addressed through legislation or government regulation.
Director Election Guidelines for Europe, the Middle East, and Africa (EMEA)
Dimensional will leverage its global framework when evaluating EMEA portfolio companies, but will apply the following market-specific considerations when voting on directors.
United Kingdom
Dimensional expects portfolio companies to follow the requirements of the UK Corporate Governance Code with regards to board and committee composition.
France
All portfolio company boards should be at least one-third independent; for non-controlled companies, at least half of board members (excluding those appointed pursuant to French law) should be independent.

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Executives should not serve on audit and remuneration committees. Dimensional will vote against executives who serve on these committees.
Dimensional prefers the role of chairman and CEO to be separated; however, Dimensional may support a combined role if the board has a lead independent director with specific responsibilities, including the setting of meeting agendas.
Dimensional will typically vote against the election of censors, but may consider providing support if the censor is to serve on an interim basis.
Germany
All portfolio company boards should be at least one-third independent; for non-controlled companies, at least half of board members (excluding employee-elected representatives) should be independent.
Absent exceptional circumstances, Dimensional expects the role of chairman and CEO to be separated and will vote against the election of a director to serve in a combined role. Dimensional will generally also vote against the appointment of a former CEO as Chairman.
Switzerland
For all companies, boards should be at least one-third independent; for non-controlled companies, at least half of board members should be independent.
Executives should not serve on audit and remuneration committees. Dimensional will vote against executives who serve on these committees. Additionally, Dimensional expects these committees to be majority independent and will vote against non-independent nominees if their election would result in the committee being less than majority independent.
Dimensional expects the role of chairman and CEO to be separated and will generally vote against the election of a director to serve in a combined role.
South Africa
Dimensional expects portfolio companies to follow the recommendations of the King Report On Corporate Governance (King Code IV) with regards to board and committee composition.
Proxy Voting Principles for Australia
Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.
One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. We expect portfolio company boards to be majority independent.
Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will vote against executive directors, other than the CEO, who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.
CEO/Chair
If a portfolio company’s board chair is not independent, the board should have a lead independent director with specific responsibilities, including the setting of meeting agendas. Dimensional may vote against executive board chairs if such measures are absent.
Auditors
Australian law does not require the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee.

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Dimensional may vote against audit committee members if there are concerns with the auditor's independence, the accuracy of the auditor's report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.
Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.
Share Issuances
Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.
When voting on approval of prior share distributions, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1.
Share Repurchase
Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the company's history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third-parties.
Dimensional may vote against plans that do not include limitations on the company's ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.
Constitution Amendments
Dimensional will evaluate requests for amendments to a portfolio company's constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.
Non-Executive Director Compensation
Dimensional will support non-executive director remuneration that is reasonable in both size and composition relative to industry and market norms.
Dimensional will vote against components of non-executive director remuneration that are likely to impair a director's independence, such as options or performance-based remuneration.
Equity Plans
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.
Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.
Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.
Proxy Voting Principles for Japan
Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.
One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.
At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent.

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At portfolio companies with an audit committee structure, Dimensional expects at least one third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent.
At portfolio companies with a statutory auditor structure, Dimensional expects the board to include at least two outside directors. At portfolio companies with a statutory auditor structure that have a controlling shareholder, at least two directors should be independent outsiders.
Statutory Auditors
Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.
When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.
Director and Statutory Auditor Compensation
Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.
When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.
Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.
Dimensional will support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.
Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.
Dimensional will vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.
Equity Based Compensation
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.
Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans exceeds 5 percent for mature companies or 10 percent for growth companies.
Dimensional will vote against stock plans if upper limit of options that can be issued per year is not disclosed.
For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.
Capital Allocation
Dimensional will typically support well-justified dividend payouts that do not negatively impact the company's overall financial health.
Share Repurchase

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Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the company's balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.
Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.
For repurchases of more than 10 percent of issue share capital, Dimensional expects the company to provide a robust explanation for the request.
Shareholder Rights Plans
We believe the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.
Indemnification and Limitations on Liability
Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.
Limit Legal Liability of External Auditors
Dimensional generally opposes limitations on the liability of external auditors.
Increase in Authorized Capital
Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the company with less than 30 percent of the proposed authorized capital outstanding.
For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.
Dimensional will not support requests for increases that will be used as an anti-takeover device.
Expansion of Business Activities
For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the company's articles to expand the company's business activities.
Franklin Advisers, Inc.
PROXY VOTING POLICIES & PROCEDURES
An SEC Compliance Rule Policy and Procedures*
RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES
Franklin Advisers, Inc. (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.
The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in

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which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.
In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Manager indicating such intention and provide written instructions directing the Investment Manager or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.
The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).
HOW INVESTMENT MANAGER VOTES PROXIES
Fiduciary Considerations
All proxies received by the Proxy Group will be voted based upon the Investment Manager's instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service.
These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Manager's ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager’s evaluation will result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a custom voting policy, and other factors.
Circumstances Where the Investment Manager May Generally Rely on the Recommendations of a Proxy Service
For certain separate accounts and funds (or a portion thereof) that follow a smart beta strategy, are passively managed to track a particular securities index, or employ a quantitative strategy, the Investment Manager may review the ISS and Glass Lewis Proxy Voting Guidelines and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis. The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients (for example, where an issuer files additional solicitation materials after a Proxy Service has issued its voting recommendations but sufficiently before the vote submission deadline and these materials would reasonably be expected to affect the Investment Manager’s voting determination).
Conflicts of Interest

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All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Manager takes the position that relationships between certain affiliates acquired as a result of the Legg Mason transaction that do not use the “Franklin Templeton” name (“Legg Mason Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and a Legg Mason Affiliate) do not present a conflict of interest for the Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Manager operates as an independent business unit from the Legg Mason Affiliate business units, and (ii) informational barriers exist between the Investment Manager and the Legg Mason Affiliate business units. Franklin Templeton employees are under an obligation to bring any conflicts of interest, including conflicts of interest which may arise because of an attempt by a Legg Mason Affiliate business unit or officer or employee to influence proxy voting by the Investment Manager to the attention of Franklin Templeton’s Compliance.
Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Manager’s or an affiliate’s (other than a Legg Mason Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
Nonetheless, even though a potential conflict of interest between the Investment Manager or an affiliate (other than a Legg Mason Affiliate as described above) and an issuer may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.
Otherwise, in situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates (other than Legg Mason Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.
Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers (other than Legg Mason Affiliates) in accordance with the instructions of one or more of the Advisory Clients.
The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”
Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2)“Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.
To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton

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U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals. If a Franklin Templeton investment company becomes a holder of more than 25% of the shares on a non-affiliated fund, as a result of a decrease in the outstanding shares of the non-affiliated fund, then the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the non-affiliated fund.
In addition, with respect to an open-ended collective investment scheme formed as a Société d'Investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.
Weight Given Management Recommendations
One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.
Engagement with Issuers
The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full- time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the

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event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.
GENERAL PROXY VOTING GUIDELINES
The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by- case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise, nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.
THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES
The Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager's organization, including portfolio management, legal counsel, and the Investment Manager's officers. Potential changes to the proxy voting policies are considered on an annual basis, and the Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.
The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:
Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by- case basis of the potential ramifications of such implementation.
In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.
Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.
Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

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Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.
The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.
Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.
Changes to Capital Structure: The Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual- class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.
Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.
Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies,” found at Responsible Investing, describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.
Shareholder Proposals: The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.
In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.
The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

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Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.
Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.
Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager's proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.
PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (x) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
Even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.
The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.
There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

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The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.
If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager's proxy policy:
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The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.
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All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group to maintain control over such materials.
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The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward (or otherwise make available) this information to the appropriate research analyst for review and voting instructions.
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In determining how to vote, the Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.
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The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.
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After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening. If the Proxy Group learns that an issuer has filed additional solicitation materials sufficiently prior to the submission deadline, the Proxy Group will disseminate this information to the Investment Manager so that the Investment Manager may consider this information and determine whether it is material to its voting decision.
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The Proxy Group will make every effort to submit the Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.
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With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.
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The Proxy Group prepares reports for each separate account client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.
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If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

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The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.
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The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each U.S.-registered fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC. The Proxy Group will work with legal staff in other jurisdictions, as needed, to help support required proxy voting disclosure in such markets.
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The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.
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The Proxy Group is subject to periodic review by Internal Audit and compliance groups.
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The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.
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The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.
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The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.
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The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non- compliance.
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At least annually, the Proxy Group will verify that:
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A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
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A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
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Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
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Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.
The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1- 954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. For proprietary Australian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com.au no later than September 30 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

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PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS
From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”
In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.
The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required
As of March 2021
* Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).
GOLDMAN SACHS ASSET MANAGEMENT (GSAM)*
GSAM Global Proxy Voting Policy, Procedures and Guidelines
2019 Edition
March 2019

Part I: Policy and Procedures
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Guiding Principles
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The Proxy Voting Process
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Implementation
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Conflicts of Interest
Part II: GSAM Proxy Voting Guidelines Summary
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U.S. Proxy Items
Guidelines
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Non-U.S. Proxy Items
Guidelines
Part I
GOLDMAN SACHS ASSET MANAGEMENT
(“GSAM”*)
POLICY AND PROCEDURES ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS
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Guiding Principles

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Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
GSAM has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). GSAM periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.
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The Proxy Voting Process
Public Equity Investments
To implement these guiding principles for investments in publicly traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Part II.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. GSAM portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
Fundamental Equity and GS Investment Strategies Portfolio Management Teams
The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations (as defined below).
Quantitative Investment Strategies Portfolio Management Teams
The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the GSAM Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.
Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.
Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies
Where GSAM places client assets with managers outside of GSAM, for example within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed below unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.
C. Implementation

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GSAM has retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. GSAM retains the responsibility for proxy voting decisions.
GSAM’s Portfolio Management Teams generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following a process that seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company.
GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular manner for a particular solicitation.  GSAM will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, GSAM’s ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.
From time to time, GSAM’s ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, GSAM, from time to time, may determine that it is not practicable or desirable to vote proxies.
D. Conflicts of Interest
GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the GSAM Guidelines. To mitigate perceived or potential conflicts of interest when a proxy is for shares of The Goldman Sachs Group Inc., GSAM will instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal.
Part II
GSAM Proxy Voting Guidelines Summary
The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more GSAM Portfolio Management Teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.
US proxy items:
Operational Items
Board of Directors
Executive Compensation
Director Nominees and Proxy Access
Shareholder Rights and Defenses
Mergers and Corporate Restructurings
State of Incorporation
Capital Structure
Environmental, Social, Governance (ESG) Issues
Non-U.S. proxy items:
Operational Items
Board of Directors

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Compensation
Board Structure
Capital Structure
Mergers and Corporate Restructurings & Other
Environmental, Social, Governance (ESG) Issues
U.S. Proxy Items
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.
1. Operational Items
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:
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An auditor has a financial interest in or association with the company, and is therefore not independent;
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There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
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Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
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Fees for non-audit services are excessive (generally over 50% or more of the audit fees).
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.
2. Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.
When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.
Classification of Directors
Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.
Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD from individual directors who:
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Attend less than 75% of the board and committee meetings without a disclosed valid excuse ;
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Sit on more than five public operating and/or holding company boards;
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Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.
Vote AGAINST or WITHHOLD from the Chair of the Nominating Committee if:

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1.
The board does not have at least one woman director and
2.
The board has not had a female director in the last three years
Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (per the Classification of Directors above) in the case of operating and/or holding companies when:
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The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and
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The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.
Vote AGAINST or WITHHOLD from members of the appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board ) for the below reasons. Extreme cases may warrant a vote against the entire board.
1. Material failures of governance, stewardship, or fiduciary responsibilities at the company;
2. Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
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At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);
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The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).
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The average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
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The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);
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The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
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There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
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No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.
In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:
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The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
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The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
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The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
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If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Shareholder proposal regarding Independent Chair (Separate Chair/CEO)
Vote on a CASE-BY-CASE basis.

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GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
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Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
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Two-thirds independent board;
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All independent “key” committees (audit, compensation and nominating committees); or
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Established, disclosed governance guidelines.
Shareholder proposal regarding board declassification
GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.
Majority Vote Shareholder Proposals
GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.
Cumulative Vote Shareholder Proposals
GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:
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The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.
3. Executive Compensation
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
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AGAINST Management Say on Pay (MSOP) Proposals; or
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AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
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If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:
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The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
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There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.
Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals
Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.

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Factors Considered Include:
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Pay for Performance Disconnect;
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GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
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Long-term equity-based compensation is 100% time-based;
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Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;
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Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
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Egregious employment contracts;
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Excessive perquisites or excessive severance and/or change in control provisions;
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Repricing or replacing of underwater stock options without prior shareholder approval;
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Excessive pledging or hedging of stock by executives;
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Egregious pension/SERP (supplemental executive retirement plan) payouts;
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Extraordinary relocation benefits;
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Internal pay disparity; and
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Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Other Compensation Proposals and Policies
Employee Stock Purchase Plans — Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:
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Broad-based participation;
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Limits on employee contributions;
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Company matching contributions; and
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Presence of a discount on the stock price on the date of purchase.
Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
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Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
■
Rationale for the re-pricing;
■
If it is a value-for-value exchange;
■
If surrendered stock options are added back to the plan reserve;
■
Option vesting;
■
Term of the option—the term should remain the same as that of the replaced option;
■
Exercise price—should be set at fair market or a premium to market;
■
Participants—executive officers and directors should be excluded.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Frequency on Pay)
Vote FOR annual frequency.
Stock retention holding period
Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.
Also consider:
■
Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.
Elimination of accelerated vesting in the event of a change in control

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Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.
Performance-based equity awards and pay-for-superior-performance proposals
Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.
Say on Supplemental Executive Retirement Plans (SERP)
Generally vote AGAINST proposals asking for shareholder votes on SERP.
1. Director Nominees and Proxy Access
Voting for Director Nominees (Management or Shareholder)
Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:
■
Long-term financial performance of the target company relative to its industry;
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Management’s track record;
■
Background of the nomination, in cases where there is a shareholder nomination;
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Qualifications of director nominee(s);
■
Strategic plan related to the nomination and quality of critique against management;
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Number of boards on which the director nominee already serves; and
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Likelihood that the board will be productive as a result.
Proxy Access
Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.
GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:
■
The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);
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The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%); and
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Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.
GSAM will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
5. Shareholders Rights and Defenses
Shareholder Ability to Act by Written Consent
In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:
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The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
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The company has a history of strong governance practices.
Shareholder Ability to Call Special Meetings

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In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.
In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.
Advance Notice Requirements for Shareholder Proposals/Nominations
In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:
1. a shareholder-approved poison pill in place; or
2. adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
6. Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
1. Valuation;
2. Market reaction;
3. Strategic rationale;
4. Management’s track record of successful integration of historical acquisitions;
5. Presence of conflicts of interest; and
6. Governance profile of the combined company.
7. State of Incorporation
Reincorporation Proposals
GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.
Exclusive venue for shareholder lawsuits
■
Generally vote FOR on exclusive venue proposals, taking into account:
■
Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;
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Whether the company has the following good governance features:
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Majority independent board;

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Independent key committees;
■
An annually elected board;
■
A majority vote standard in uncontested director elections;
■
The absence of a poison pill, unless the pill was approved by shareholders; and/or
■
Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.
8. Capital Structure
Common and Preferred Stock Authorization
Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.
Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.
9. Environmental, Social, Governance (ESG) Issues
Overall Approach
GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.
Shareholder proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
■
The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
■
If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards or a similar standard;
■
Whether adoption of the proposal is likely to enhance or protect shareholder value;
■
Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
■
The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
■
Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
■
What other companies in the relevant industry have done in response to the issue addressed in the proposal;
■
Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
■
Whether the subject of the proposal is best left to the discretion of the board;
■
Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
■
Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Sustainability, climate change reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

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1. The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
■
If the company has formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards or a similar standard within a specified time frame;
■
If the company’s current level of disclosure is comparable to that of its industry peers; and
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If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Establishing goals or targets for emissions reduction
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
2. Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
3. Calling for the reduction of Greenhouse Gas (“GHG”) emissions;
4. Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
5. Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
6. Requesting a company report on its energy efficiency policies; and
7. Requesting reports on the feasibility of developing renewable energy resources.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity.  When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
1. There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
2. The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
■
There is no significant potential threat or actual harm to shareholders’ interests;
■
There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
■
There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Gender Identity and Sexual Orientation
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:

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1. The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
2. The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
3. Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
1. The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
2. Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
3. Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
■
The degree to which existing relevant policies and practices are disclosed;
■
Whether or not existing relevant policies are consistent with internationally recognized standards;
■
Whether company facilities and those of its suppliers are monitored and how;
■
Company participation in fair labor organizations or other internationally recognized human rights initiatives;
■
Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
■
Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
■
The scope of the request; and
■
Deviation from industry sector peer company standards and practices.
4. Non-U.S. Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments.  Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
■
There are concerns about the accounts presented or audit procedures used; or
■
The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
■
There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
■
There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
■
Name of the proposed auditor has not been published;
■
The auditors are being changed without explanation;
■
Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or
■
The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
■
There are serious concerns about the statutory reports presented or the audit procedures used;

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■
Questions exist concerning any of the statutory auditors being appointed; or
■
The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
■
The dividend payout ratio has been consistently low without adequate explanation; or
■
The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2. Board of Directors
Director Elections
Vote FOR management nominees taking into consideration the following:
■
Adequate disclosure has not been provided in a timely manner; or
■
There are clear concerns over questionable finances or restatements; or
■
There have been questionable transactions or conflicts of interest; or
■
There are any records of abuses against minority shareholder interests; or
■
The board fails to meet minimum corporate governance standards; or
■
There are reservations about:
■
Director terms
■
Bundling of proposals to elect directors
■
Board independence
■
Disclosure of named nominees
■
Combined Chairman/CEO
■
Election of former CEO as Chairman of the board
■
Overboarded directors
■
Composition of committees
■
Director independence
■
Number of directors on the board
■
Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
■
Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

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■
Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
■
The analysis will generally be based on, but not limited to, the following major decision factors:
■
Company performance relative to its peers;
■
Strategy of the incumbents versus the dissidents;
■
Independence of board candidates;
■
Experience and skills of board candidates;
■
Governance profile of the company;
■
Evidence of management entrenchment;
■
Responsiveness to shareholders;
■
Whether a takeover offer has been rebuffed;
■
Whether minority or majority representation is being sought.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Classification of directors
Executive Director
■
Employee or executive of the company;
■
Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
■
Any director who is attested by the board to be a non-independent NED;
■
Any director specifically designated as a representative of a significant shareholder of the company;
■
Any director who is also an employee or executive of a significant shareholder of the company;
■
Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
■
Government representative;
■
Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
■
Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
■
Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
■
Relative of a current employee of the company or its affiliates;
■
Relative of a former executive of the company or its affiliates;
■
A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
■
Founder/co-founder/member of founding family but not currently an employee;
■
Former executive (5 year cooling off period);
■
Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
■
Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
■
No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative

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Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
■
A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
■
Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
■
Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
3. Compensation
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
4. Board Structure
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Chairman CEO combined role (for applicable markets)
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
Two-thirds independent board, or majority in countries where employee representation is common practice;
A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
Fully independent key committees; and/or
Established, publicly disclosed, governance guidelines and director biographies/profiles.

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5. Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
■
The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
■
The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

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Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
GSAM will generally recommend FOR share repurchase programs taking into account whether:
■
The share repurchase program can be used as a takeover defense;
■
There is clear evidence of historical abuse;
■
There is no safeguard in the share repurchase program against selective buybacks;
■
Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
6.
Mergers and Corporate Restructurings and Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
■
Valuation;
■
Market reaction;
■
Strategic rationale;
■
Management’s track record of successful integration of historical acquisitions;
■
Presence of conflicts of interest; and
■
Governance profile of the combined company.
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
■
The parties on either side of the transaction;
■
The nature of the asset to be transferred/service to be provided;
■
The pricing of the transaction (and any associated professional valuation);
■
The views of independent directors (where provided);
■
The views of an independent financial adviser (where appointed);

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Whether any entities party to the transaction (including advisers) is conflicted; and
■
The stated rationale for the transaction, including discussions of timing.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.
■
Environmental, Social, Governance (ESG) Issues
Please refer to page 12 for our current approach to these important topics.
JENNISON ASSOCIATES LLC
PROXY VOTING POLICY AND PROCEDURES
I.
Policy
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.
In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. Secondary consideration may be given to the public and social value of each issue, but absent specific client instructions, long term economic interests will be the primary basis for voting.
Jennison will disclose information about its proxy voting policies and procedures to clients, and will provide a copy of these Proxy Voting Policies and Procedures upon request. The Company will also inform clients how they may obtain information about the votes cast on their behalf.
II.
Procedures
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except when Jennison accepts custom guidelines.
The Guidelines are reviewed as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following confirmation of any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting. The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client-Specific Voting Mandates

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Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies.
The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines, unless instructed otherwise by the Investment Professionals.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
■
Jennison managing the pension plan of the issuer.
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Jennison or its affiliates have a material business relationship with the issuer.
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Jennison investment professionals who are related to a person who is senior management or a director at a public company.
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Jennison has a material investment in a security that the investment professional who is responsible for voting that security’s proxy also holds the same security personally.
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.
If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings
Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.

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Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be forwarded to the Proxy Team, which is responsible for responding, and for documenting the correspondence.
Compliance Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company board of directors or trustees for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.
III.
Internal Controls
Supervisory Notification
The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides ensuring that they were made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
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Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
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Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.
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Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
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Review all Guideline overrides.
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Review quarterly voting metrics and analysis published by the Proxy Team.
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Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services. The Committee will consider the following factors while conducting their review:
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Accuracy and completeness of research reports, engagement with issuers, potential conflicts of interest and overall administration of Jennison’s proxy voting recommendations.
IV.
Escalating Concerns
Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V.
Discipline and Sanctions
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)
Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

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Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.
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Equity Securities.2PIMCO has retained an Industry Service Provider (“ISP”)3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.
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PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.
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Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian.
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When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.
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When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.
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Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.
PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.
ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of the ISP’s capacity and competency to provide proxy voting research and recommendations5 and the ISP’s compliance program.
Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.
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1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.
2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.
3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.
4 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.
5 This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.
PGIM, INC. (PGIM)
The policy of each of PGIM's asset management units is to vote proxies in the best interests of their respective clients based on the clients’ priorities. Client interests are placed ahead of any potential interest of PGIM or its asset management units.
Because the various asset management units manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a predetermined set of voting guidelines. The specific voting approach of each unit is noted below.

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Relevant members of management and regulatory personnel oversee the proxy voting process and monitor potential conflicts of interests. In addition, should the need arise, senior members of management, as advised by Compliance and Law, are authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.
PGIM FIXED INCOME. PGIM Fixed Income’s policy is to vote proxies in the best economic interest of its clients. In the case of pooled accounts, the policy is to vote proxies in the best economic interest of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Fixed Income’s judgment of how to further the best economic interest of its clients through the shareholder or debt-holder voting process.
PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. PGIM Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by PGIM Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, PGIM Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.
With respect to non-U.S. holdings, PGIM Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. PGIM Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best economic interest of its clients.
Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of PGIM Fixed Income. When PGIM Fixed Income identifies an actual or potential material conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments. Proxy voting is reviewed by the trade management oversight committee.
Any client may obtain a copy of PGIM Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.
PGIM REAL ESTATE. PGIM Real Estate's proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Real Estate's judgment of how to further the best long-range economic interest of our clients (i.e. the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. PGIM Real Estate's policy is generally to vote proxies on social or political issues on a case by case basis. Additionally, where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer's management if we determine that voting is in the best economic interest of our clients.
PGIM Real Estate utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with PGIM Real Estate's established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, PGIM Real Estate provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client's securities.
QMA LLC
Description of QMA Proxy Voting Policies. It is the policy of QMA LLC (QMA) to vote proxies on client securities in the best long-term economic interest of its clients (i.e., the mutual interests of clients in seeing the appreciation in value of a common investment over time). In the case of pooled accounts, QMA’s policy is to vote proxies on securities in such account in the best long-term economic interest of the pooled account. In the event of any actual or potential conflict of interest between QMA and its clients or affiliates, QMA votes in accordance with the policy of its proxy voting advisor rather than its own policy.
QMA’s proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect QMA’s judgment of how to further the best long-range economic interest of its clients through the shareholder voting process. They also reflect QMA’s general philosophy on corporate governance matters and its approach to governance and other issues that may often arise when voting ballots on the various securities held in client accounts. QMA’s guidelines are not intended to limit the

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analysis of individual issues at specific companies nor do they indicate how it will vote in every instance. Rather, they express QMA’s views about various ballot issues generally, and provide insight into how it typically approaches such issues. QMA may consider Environmental, Social and Governance (ESG) factors in its voting decisions. Where ballot issues are not addressed by QMA’s policy, or when circumstances may suggest a vote not in accordance with its established guidelines, QMA’s voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal as well as any circumstances that may result in restrictions on trading the security. Case-by-case, or manual, evaluation of a ballot item entails consideration of various, specific factors as they relate to a particular issuer and/or proposed action. For example, when performing manual evaluation of a ballot item relating to executive compensation (which will generally occur if QMA receives research suggesting a vote “against” the item), we consider such factors as stock performance, financial position and compensation practices of the issuer relative to its peers, change in control, tax gross-up and clawback policies of the issuer, pay inequality and other corporate practices, although not all factors may be relevant or of equal significance to a specific matter. With respect to contested meetings, which we always vote on a case-by-case basis, we consider research provided by QMA’s proxy advisor as well as other sources of information available in the marketplace, in order to understand the issues on both sides of the contest and determine our view. With respect to mergers and acquisitions, we consider whether a fairness opinion as to valuation has been obtained. With respect to non-U.S. holdings, QMA takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences, and generally votes non-U.S. securities on a best efforts basis if QMA determines that voting is in the best economic interest of its clients. QMA may be unable to vote proxies in countries where clients or their custodians do not have the ability to cast votes due to lack of documentation or operational capacity, or otherwise. The Fund determines whether fund securities out on loan are to be recalled for voting purposes and QMA is not involved in any such decision. QMA’s Proxy Voting Committee includes representatives of QMA’s Investment, Operations, Compliance, Risk and Legal teams. This committee is responsible for interpreting the proxy voting policy, identifying conflicts of interest, and periodically assessing the effectiveness of the policies and procedures.
QMA utilizes the services of a third party proxy voting advisor, and has directed the proxy advisor, upon receipt of proxies, to vote in a manner consistent with QMA’s established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). QMA conducts regular due diligence on its proxy advisor. In accordance with its obligations under the Advisers Act, QMA provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client’s securities.
COMPENSATION. QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.
An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the performance of certain QMA strategies, and (ii) 20% of the value of the grant consists of restricted stock of Prudential Financial, Inc. (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA).
The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance of composites representing QMA’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which QMA’s strategies are managed, and 2) business results as measured by QMA’s pretax income.
QS INVESTORS
Proxy Voting Policy and Procedures Policy
Introduction
QS Investors has adopted and implemented policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of its clients and in accordance with its fiduciary duties and applicable regulations. This Policy shall apply to all accounts managed by QS Investors. In addition, QS Investors’ Proxy Policy reflects the fiduciary standards and responsibilities for ERISA accounts managed by QS Investors.
Responsibilities

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Proxy votes are the property of QS Investors’ advisory clients.1 As such, QS Investors’ authority and responsibility to vote such proxies depends upon its contractual relationships with its clients. QS Investors has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (ISS), an independent third-party proxy voting specialist. ISS votes QS Investors’ advisory clients’ proxies in accordance with their (ISS’) proxy guidelines or, in extremely limited circumstances, QS Investors’ specific instructions. Where a client has given specific instructions as to how a proxy should be voted, QS Investors will notify and direct ISS to carry out those instructions. Where no specific instruction exists, QS Investors will follow the procedures set forth in this document and vote such proxies in accordance with ISS’ guidelines. Certain Taft-Hartley clients may direct QS Investors to have ISS vote their proxies in accordance with ISS’ (or other specific) Taft Hartley U.S. Voting Guidelines.
Alternatively, clients may elect to retain proxy voting authority and responsibility. These and other proxy-related instructions must be outlined in the investment management agreement or other contractual arrangements with each client.
Clients may in certain instances contract with their custodial agent and notify QS Investors that they wish to engage in securities lending transactions. QS Investors will not vote proxies relating to securities in client accounts that are on loan. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan to ensure they are not voted by multiple parties.
Policies
Proxy voting activities are conducted in the best economic interest of clients.
QS Investors works with ISS to ensure that all proxies are voted in accordance with what we believe to be the best economic interest of QS Investors’ clients. In addition to proxy voting services provided by ISS, QS Investors has also contracted with ISS to provide proxy advisory services. These services include research and other activities designed to gain insight into ballot decisions and make informed voting recommendations consistent with our fiduciary duty to our clients. ISS has developed and maintains Proxy Voting Guidelines (the Guidelines) consisting of standard voting positions on a comprehensive list of common proxy voting matters. ISS updates these Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and a number of other relevant factors. Changes to these Guidelines are communicated to QS Investors upon implementation.
While ISS has been instructed to vote our clients’ proxies in accordance with the Guidelines, QS Investors and our clients retain the right to instruct ISS to vote differently.
Principles for Responsible Investment
QS generally votes proxies based on the ISS Sustainability Policy, which incorporates environmental, social, and governance (“ESG”) considerations to promote sustainable business practices advocating for stewardship of the environment, fair labor practices, non-discrimination, and the protection of human rights.
Generally, ISS’s Sustainability Policy will work within an internationally recognized sustainability framework such as the United Nations Principles for Responsible Investment (“UNPRI”) and the UN Sustainable Development Goals (“SDGs”). In doing so, they look to promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that present new opportunities or mitigate related financial and reputational risks.
On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and advance principles of good corporate governance.
Underlying Funds
Certain QS Investors client accounts, including clients that are “Funds of Funds,” invest in underlying investment funds, including U.S. registered investment companies (Underlying Funds). Proxy voting with respect to shares, units or interests in Underlying Funds present diverse and complex policy issues that make the establishment of standard proxy voting guidelines impractical. To the extent that QS Investors has proxy voting authority with respect to shares, units or interests in Underlying Funds, QS Investors shall vote such shares, units or interests in the best interest of client accounts and subject to the general fiduciary principles set forth above rather than in accordance with the Guidelines.
QS Investors’ proxy voting authority on behalf of client accounts (including Fund of Funds) with respect to shares, units or interests in Underlying Funds is subject to the provisions below in Proxy Voting of Underlying Funds.
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QS Investors advises certain client accounts that are structured as “Manager of Managers” arrangements in which various segments of the accounts are individually managed by a number of underlying investment advisers (Underlying Managers). In such arrangements, QS Investors generally does not exercise any proxy voting authority with respect to securities held in the client’s account. Proxy voting authority in such arrangements is typically assigned to the Underlying Managers.
Management Oversight
Management is responsible for overseeing QS Investors’ proxy voting activities, including reviewing and monitoring the Guidelines that outline how ISS will generally vote proxies on behalf of QS Investors clients no less frequently than annually. Compliance is responsible for coordinating with ISS to administer the proxy voting process and overseeing ISS’ proxy responsibilities. Compliance monitors voting activity to ensure that votes are cast in accordance with the Guidelines or client-specific guidelines and/or any applicable regulatory requirements.
Availability of Proxy Voting Policies and Procedures and Proxy Voting Record
Copies of this Policy, as it may be updated from time to time, are made available to clients as required by law and otherwise at QS Investors’ discretion. Clients may also obtain information on how their proxies were voted by QS Investors as required by law and otherwise at QS Investors’ discretion; however, QS Investors must not selectively disclose its investment company clients’ proxy voting records. QS Investors will make proxy voting reports available to advisory clients upon request.
ISS’ current Guidelines, summaries, amendments, and other pertinent information can be accessed by visiting their website at the following address: http://www.issgovernance.com/policy.
Procedures
Proxy Voting Guidelines
QS Investors will review ISS’ Guidelines as necessary to support the best economic interests of QS Investors’ clients but generally no less frequently than annually. QS Investors will choose to re-adopt or amend portions of or the entirety of the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of QS Investors’ clients. Before re-adopting or amending the Guidelines, Compliance, in consultation with Management, will thoroughly review and evaluate the proposed change(s) and rationale to evaluate potential conflicts with client or employee interests. Rationale for any decisions not to re-adopt ISS’ Guidelines will be fully documented.
Proxy Voting of Underlying Funds
Proxy Voting of Affiliated Funds
With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of Underlying Funds advised by QS Investors or an affiliate of QS Investors (including ETFs, open-end mutual funds and closed-end investment companies), proxies relating to any of such affiliated Underlying Funds generally will be voted in accordance with an echo voting procedure under which such proxies are voted in the same proportion as the votes from other shareholders of such affiliated Underlying Fund. QS Investors may vote such proxies in accordance with other voting procedures approved by Management and Compliance, provided such procedures comply with applicable law and/or regulatory requirements.
Proxy Voting of Unaffiliated Funds
With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of an Underlying Fund advised by an adviser which is unaffiliated with QS Investors (including ETFs, open-end mutual funds and closed-end investment companies), QS Investors will vote such proxies in accordance with the general fiduciary principles set forth above; provided that QS Investors: (i) will vote proxies relating to shares of ETFs in accordance with an echo voting procedure to the extent required by QS Investors’ Procedures Relating to Compliance with ETF Exemptive Orders under Section 12(d)(1) of the Investment Company Act of 1940, and (ii) will vote proxies relating to shares of open-end mutual funds and closed-end investment companies in accordance with an echo voting procedure to the extent required in order to comply with Section 12(d)(1) under the Investment Company Act of 1940, as amended and rules thereunder. Voting procedures are intended to be in the best interest of client accounts and subject to the general fiduciary principles set forth above, and such procedures are subject to review by management and Compliance.
Specific proxy voting decisions made by Management

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Proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis will be referred to Management and Portfolio Management for review and to provide a voting instruction.
Certain proxy votes may not be cast
In extremely limited cases, QS Investors may determine that it is in the best economic interests of its clients not to vote certain proxies. QS Investors will abstain from voting if:
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Neither the Guidelines nor specific client instructions cover an issue;
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ISS does not make a recommendation on the issue; and
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QS Investors cannot make a good faith determination as to what would be in the client’s best interest (e.g., material conflict cannot be mitigated).
In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. Examples may include:
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Proxy ballot was not received from the custodian;
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Meeting notice was not received with adequate time for processing; or
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Legal restrictions, including share blocking, that may restrict liquidity or otherwise limit trading.
ISS will coordinate with Compliance regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.
Conflict of Interest Procedures
QS Investors seeks to mitigate conflicts inherent in proxy voting and maintain independence by partnering with ISS for voting and administration of all client ballots. These conflicts may include:
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The issuer is a client of QS Investors;
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The issuer is a material business partner of QS Investors; or
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An employee, or an immediate family member of an employee, of QS Investors serves as an officer or director of the issuer.
QS Investors believes that this Policy and our reliance on ISS for independent proxy decision-making reasonably ensure that these and other potential material conflicts are minimized, consistent with our fiduciary duty. Accordingly, proxies that will be voted in accordance with the Guidelines or in accordance with specific client instructions are not subject to the conflicts of interest procedures described below for items that are referred to QS Investors by ISS.
As a general matter, QS Investors takes the position that relationships between a non-QS Investors Legg Mason business unit and an issuer do not present a conflict of interest for QS Investors in voting proxies with respect to such issuer because QS Investors operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between QS Investors and such business units.
Procedures to Address Conflicts of Interest and Improper Influence
Note: This section addresses the limited circumstances in which items that are referred to QS Investors by ISS.
Overriding Principle: ISS will vote all proxies in accordance with the Guidelines. In the limited circumstances where ISS refers items to QS Investors for input or a voting decision, QS Investors will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of QS Investors’ clients.2
Independence: Compensation for all employees, particularly those with the ability to influence proxy voting in these limited circumstances, cannot be based upon their contribution to any business activity outside of QS Investors without prior approval from Management. Furthermore, they may not discuss proxy votes with any person outside of QS Investors (and within QS Investors only on a need to know basis).
Conflict Review Procedures: For items that are referred to QS Investors from ISS, Compliance will monitor for potential material conflicts of interest in connection with proxy proposals. Promptly upon a determination that a conflict exists in connection with a proxy proposal, the vote shall be escalated to Management. Management will collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if QS Investors or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, QS Investors’ decision on the particular vote at issue.

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The information considered may include without limitation information regarding (i) client relationships; (ii) any relevant personal conflict known or brought to their attention; (iii) and any communications with members of the Firm and any person or entity outside of the organization that identifies itself as a QS Investors advisory client regarding the vote at issue.
If notified that QS Investors has a material conflict of interest, the Firm will obtain instructions as to how the proxies should be voted, if time permits, from the affected clients. If notified that certain individuals should be recused from the proxy vote at issue, QS Investors shall do so in accordance with the procedures set forth below.
Note: Any QS Investors employee who becomes aware of a potential material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Management and Compliance to evaluate such conflict and determine a recommended course of action.
At the beginning of any discussion regarding how to vote any proxy, Compliance will inquire as to whether any employee or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to Management and/or Compliance.
Compliance also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of QS Investors that identifies itself as a QS Investors advisory client, has: (i) requested that QS Investors vote a particular proxy in a certain manner; (ii) attempted to influence QS Investors in connection with proxy voting activities; or (iii) otherwise communicated with the Firm regarding the particular proxy vote at issue, and which incident has not yet been reported to management and/or Compliance.
Compliance will determine whether anyone should be recused from the proxy voting process, or whether QS Investors should seek instructions as to how to vote the proxy at issue if time permits, from the affected clients. These inquiries and discussions will be properly documented.
Duty to Report: Any QS Investors employee that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of organization or any entity that identifies itself as a QS Investors advisory client to influence, how QS Investors votes its proxies has a duty to disclose the existence of the situation to their manager and the details of the matter to Compliance. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.
Recusal of Members: Compliance will recuse any employee from participating in a specific proxy vote referred to QS Investors if he/she (i) is personally involved in a material conflict of interest; or (ii) as determined by Management and Compliance, has actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. Management will also exclude from consideration the views of any person (whether requested or volunteered) if Management knows, or if Compliance has determined that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.
Other Procedures That Limit Conflicts of Interest
QS Investors has adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to the Confidential Information Policy and the Code of Ethics. The Firm expects that these policies, procedures and internal controls will greatly reduce the chance that the Firm (or, its employees) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.
Recordkeeping
QS Investors will retain records of client requests for proxy voting information and any written responses thereto provided by QS Investors, and will retain any documents the Firm or Compliance prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
QS Investors also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
With respect to QS Investors’ investment company clients, ISS will create and maintain such records as are necessary to allow such investment company clients to comply with their recordkeeping, reporting and disclosure obligations under applicable law.
QS Investors will also maintain the following records relating to proxy voting:
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The name of the issuer of the portfolio security;

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The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
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The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);
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The shareholder meeting date;
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A copy of each proxy statement received by QS Investors;
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A brief identification of the matter voted on;
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Whether the matter was proposed by the issuer or by a security holder;
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Whether QS Investors cast its vote on the matter;
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How QS Investors cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
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Whether QS Investors cast its vote for or against management.
In lieu of keeping copies of proxy statements, QS Investors may rely on proxy statements filed on the EDGAR system. QS Investors also may rely on third party records of proxy statements and votes cast by QS Investors if the third party provides an undertaking to QS Investors to provide such records promptly upon request.
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1 For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which QS Investors serves as investment adviser or sub-adviser; for which QS Investors votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.
2 Any contact from external parties interested in a particular vote that attempts to exert improper pressure or influence shall be reported to Compliance.
T. ROWE PRICE ASSOCIATES, INC.
T. ROWE PRICE INTERNATIONAL LTD
T. ROWE PRICE (CANADA), INC
T. ROWE PRICE HONG KONG LIMITED
T. ROWE PRICE SINGAPORE PRIVATE LTD.
T. ROWE PRICE JAPAN, INC.
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best

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practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions.
T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

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T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.
Global Portfolio Companies
The ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.
Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of

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certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.
REPORTING, RECORD RETENTION AND OVERSIGHT
The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirem
WELLINGTON MANAGEMENT COMPANY LLP
Global Proxy Policy & Procedures :
INTRODUCTION
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.
STATEMENT OF POLICY

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Wellington Management:
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Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
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Votes all proxies in the best interests of the client for whom it is voting.
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Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
RESPONSIBILITY AND OVERSIGHT
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.
PROCEDURES
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
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Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”,
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“Abstain”) are voted in accordance with the Guidelines.
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Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
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Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
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Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in

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the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.
OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).
Dated: 1 September 2020
Global Proxy Voting Guidelines:
Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long- term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies.
Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, considering its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best interest of its clients.
Our approach to stewardship

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The goal of our stewardship activities — engaging with companies and voting proxies on our clients’ behalf — is to support decisions that we believe will maximize the long-term value of securities we hold in client portfolios. The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies only to public equities.
In addition to our extensive research on sustainable investing, we partner with leading organizations to educate ourselves and provide leadership on asset management perspectives relevant to our stewardship activities. These include the Principles of Responsible Investment (PRI), Ceres, the Global Impact Investing Network (GIIN), Toniic, and the UN Sustainable Development Goals.
We are signatories and members of the following stewardship codes and industry initiatives: UK Stewardship Code, Japan Stewardship Code, Hong Kong Principles of Responsible Ownership, Investor Stewardship Group (US), the International Corporate Governance Network, the Asian Corporate Governance Association, the Investor Forum (UK), the Task Force for Climate-Related Financial Disclosure (TCFD), ClimateAction100+, the Transition Pathway Initiative, CDP (formerly Carbon Disclosure Project), the PRI Statement on ESG in credit ratings, and GRESB.
Asset manager stewardship extends beyond consideration of ESG issues to any area that may affect the long-term sustainability of an investment. While the objectives of ESG integration could be limited to risk mitigation and sustainable value assessment, stewardship’s aim is sustainable value creation. In our view, this can be accomplished by monitoring company behavior, engaging with boards and management teams, and voting proxies. These activities have long been part of Wellington’s investment ethos, so we embrace the industry’s heightened focus on stewardship.
Engagement
Direct engagement with company management on strategy, financial performance and risk, capital structure, and ESG considerations, is central to our investment process and is coordinated with voting in our stewardship practices. Direct, persistent contact with company management and boards of directors, both in our offices and with on-site company visits, informs a substantial portion of our company research. Our investors host more than 10,000 company meetings around the world each year. Maintaining this ongoing dialogue is central to how we implement our stewardship responsibilities and informs the investment decisions we make on behalf of our clients.
Prioritization of stewardship activities is a bottom-up process that requires numerous inputs, including level of ownership and materiality of industry- and company-specific risks. Through engagement we seek to gain differentiated insights, develop productive ongoing dialogue, and impact company behavior. In addition to the objectives established for specific company engagements, the ESG Research Team annually sets stewardship priorities relevant across companies and sectors for the coming year.
As a large firm that has been investing in nearly all sectors of the global securities markets for decades, we have ongoing, direct access to company management. Give the number of meetings we conduct, the breadth of our contacts, and the quality of discourse we require, this degree of access is invaluable. We prefer to engage privately with investee companies, which encourages an open, constructive, lasting dialogue. We seek to ensure that companies are acting in the best interest of their capital providers, in the same way we are responsible for acting in the best interest of our clients.
We take a multidisciplinary approach in our engagement process, including perspectives from equity, industry, fixed income, and ESG analysts for a richer dialogue. Our company meetings are open to all interested investment personnel. Our central-research collaboration platform and other forums, such as our daily Morning Meeting, facilitate insight and information sharing. Diversity of perspectives is a key strength of our model, as it encourages debate, which can ultimately help reinforce conviction in investment decisions.
Cultivating relationships with other asset management firms, academia, and broader industry organizations allows us to share insights on corporate governance trends and local market considerations. Whenever permissible under applicable laws and regulations we may communicate with other firms to reach an outcome that is in our clients’ best interest. We also speak with business partners, employee representatives, suppliers, and nongovernmental organizations, where this dialogue may provide incremental insight into how a company considers its various stakeholders.
Board engagement
We believe meeting directly with corporate boards can enhance discussions about long-term material ESG issues, complement our ongoing conversations with management teams, and help us assess a board’s effectiveness — which is challenging to do using company disclosures alone. We believe this ongoing dialogue benefits board members as well. Engagement with active managers provides an opportunity for directors to ask questions, gain market insights, and hear how the company compares with peers. Questions

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from investors often signal emerging areas of emphasis for a company. We view it as a missed opportunity and negative signal when directors appear defensive or dismissive of external perspectives. We believe continuous dialogue with investors can help ensure honest feedback and foster trust and transparency, which may enable both parties to anticipate and manage potential issues.
Our approach to voting
We vote proxies in what we consider to be the best interests of our clients as shareholders and in a manner that we believe maximizes the value of their holdings. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. We prefer that clients delegate voting responsibility to their portfolio managers. The Investment Stewardship Committee, a cross-functional group of experienced professionals, establishes Wellington Management’s Proxy Voting Guidelines.
The ESG Research Team examines proxy proposals on their merits and recommends voting against proposals that we believe would have a negative effect on shareholder rights or the current or future market value of the company’s securities. This team also provides recommendations to each portfolio manager who makes the final decision for their client portfolios, absent a material conflict of interest. Consistent with our community-of-boutiques model, portfolio managers occasionally arrive at different voting conclusions for their clients, resulting in a split decision for the same security. This robust set of voting procedures and the deliberation that occurs prior to a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Voting Guidelines
Board composition and role of directors
We believe that shareholders’ ability to elect directors annually is an important shareholder right. While we generally support management nominees, we will withhold votes for any director who acts against shareholders’ best economic interests. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support, implement poison pills without shareholder approval, fail to attend at least 75% of scheduled board meetings, or serve on an excessive number of public company boards (see Director attendance and commitment below). We support proposals to declassify a board and enable annual director elections.
In our assessment of board effectiveness, we seek to understand how the board collaborates with management and delineates responsibilities. This is why direct engagement with board members is such an important part of our investment process. We look for indications that directors foster healthy debate in the boardroom, develop constructive relationships with management, and challenge the team when appropriate. Where we see opportunities for improvement, we use these discussions to provide feedback and explain how changes we suggest can benefit our clients, the ultimate owner of the company’s securities.
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer- serving board members. Succession planning is a key topic during many of our board engagements. Companies in certain markets are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board independence
In our view, boards can best represent shareholders when enough directors are present to challenge and counsel management. We believe that most board members should be independent, as defined by the local market regulatory authority. This is particularly true of audit, compensation, and nominating committees.
At times, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for independence. To determine appropriate minimum levels of board independence, we look to the prevailing market best practices; two-thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board — including statutory auditors — is less than one-third independent.
Because boards are responsible for overseeing execution, evaluating and compensating top management, and coordinating CEO succession, we believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support management proposals to separate the chair and CEO or establish a lead director, but we take a case-by-case approach in assessing corporate leadership structures. For example, we may support the involvement of an outgoing CEO as executive chair for a

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limited period to ensure a smooth transition to new management. However, after the transition, we expect the board to appoint an independent chair and account for separate roles in succession planning. Through engagement and voting, we continue to encourage boards to signal the importance of oversight on behalf of shareholders through the adoption of this leadership structure.
Board diversity
We believe boards that reflect a wide range of perspectives create shareholder value. Diverse boardrooms help companies make better strategic decisions and navigate increasingly complex issues, including geopolitical risks, regulatory intricacies, disruptive technologies, and shareholder activism.
We encourage companies to consider the widest possible pool of skilled candidates. We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. Though we understand that gender is just one of many facets of diversity, we focus our voting policy on gender diversity because it is easily measured and governance standards for gender diversity already exist in several markets. We address other aspects of diversity through our engagements with companies. While some industries have a relatively small number of women and other diverse executives in senior roles, we are generally unpersuaded by the contention that a board cannot find any qualified diverse directors.
We reserve the right to vote against the reelection of the nomination and/or governance Chair if we think a board is not meeting local market standards from a diversity perspective. In defining the market standard, we refer to quotas established by local governance codes, which exist in many European markets. In the US, we look for at least one female on the board in the US as a minimum standard. If the Nomination and/or Governance Chair is not up for reelection, we may vote against other committee members, including the Board Chair.
Director attendance and commitment
We consider attending at least 75% of board meetings to be a minimum requirement and may vote against directors who fall below that threshold. We also expect directors to have the time and energy to fully commit to the company and fulfill their board-related responsibilities. Our internal voting guidelines define professional directors as “over- boarded” when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own. Representation on boards of affiliate or subsidiary public companies do not count toward these thresholds, as we recognize that these are extensions of the directorship on the parent company board. We may make exceptions to this approach to accommodate prevailing market standards. We may also consider a director’s role on the board in assessing his or her overall commitments. For example, we would look less favorably on a director serving as chair of multiple audit committees given the time commitment required by this role.
Majority vote on election of directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.
Generally, we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Contested director elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.
Compensation
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.

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Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients. We may also support poorly structured plans where we have seen some improvement, recognizing compensation committees’ willingness to engage with shareholder and implement recommendations that enhance the plan. We support the right to vote on compensation plans annually.
In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:
■
Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.
■
Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
■
Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.
■
Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance, and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
We seek to establish mutually beneficial dialogues with companies regarding their compensation policies. Where we see opportunities for improvement, we provide feedback and explain how the suggestions can benefit our clients. We use voting, an extension of our engagement efforts, to convey our views and drive change, if necessary. We expect compensation committees to respond to shareholder engagement and voting outcomes, and to disclose how these external perspectives are considered in the committee’s decisions.
Approving equity incentive plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciate rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).
Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g. if only executives can participate) or plans that offer shares at a significant discount.
Non-executive director compensation
Finding highly qualified individuals that bring unique skillsets to a board is not easy. When a potential fit is found, we want companies to be able to compensate a director competitively. We understand that excessive compensation may undermine a director’s independence, however, so we expect companies to strike this balance accordingly.
We expect companies to disclose non-executive director compensation. We prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.
Severance arrangements

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We will oppose excessively generous arrangements but may support agreements that encourage management to negotiate in shareholders’ best interest. Because we believe severance arrangements require special scrutiny, we generally support proposals calling for shareholder ratification. We are also mindful of the board’s need for flexibility in recruitment and retention; therefore, we will oppose limitations on board compensation where respect for industry practice and reasonable overall levels of compensation have been demonstrated.
Clawback policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of clawback policies.
Audit quality and oversight
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. The Big Four global audit firms currently control the market but face minimal regulation. In the UK, recent corporate audit failures have increased regulatory pressures, leading to proposed rules such as mandating joint audits and operational splits. While scrutiny in the US is less intense and regulation is less likely in the near term, in our view, regulatory boards, including the SEC and Public Company Accounting Oversight Board (PCAOB) are becoming more active. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.
Shareholder voting rights
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote). Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares (see below).
Multiple voting rights
More companies choose to go public with a dual-class share structure, a controversial practice that can raise governance and performance concerns. In our view, dual-class shares are problematic because of the misalignment they can create between shareholders’ economic stake and their voting power, and for the control they often give a small number of insiders who may make decisions that are not in the interests of all shareholders. Index providers’ actions to address this issue and encourage one share, one vote structures could have significant implications for investors, but we believe these can be mitigated by active management and thoughtful stewardship.
We believe sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within three to five years.
Without a sunset clause, we would prefer that a company eliminate a dual-class share structure, as shareholders’ voting power should be reflected by their economic stake in a company. Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years, because they create misalignment of voting power and economic interest.
Proxy access
We believe shareholders should have the right to nominate director candidates on management’s proxy card. We will generally support shareholder proposals seeking proxy access unless current policy is in-line with market norms.

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Special meeting rights
We believe the right to call a special meeting is a shareholder right, and we will support such proposals at companies that lack a special-meeting ownership threshold. We also will support proposals lowering thresholds not in-line with market norms. If shareholders are granted the right to call special meetings, we generally do not support written consent.
Mergers and acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients. In conducting our assessment, equity and ESG analysts collaborate to analyze the fundamental and governance implications, if applicable, to advise portfolio managers in their vote decisions.
Capital structure and capital allocation
Increases in authorized common stock
We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.
Capital allocation (Japan)
Because poor capital stewardship has led to a lack of shareholder value creation in some Japanese companies, we have begun to hold board chairs accountable for persistently low returns on equity (ROE), using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place and we feel they shouldn’t be punished for the past CEO/Chair’s record.
Environmental and social issues
Consistent with our ESG integration philosophy, we assess portfolio companies’ performance on environmental and social issues we deem to be material to long-term financial performance, and we support shareholder proposals where we think doing so can encourage improvement on relevant issues. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis, and we expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we will provide clarification via direct engagement.
Climate change
As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. As supporters of the Task Force on Climate-related Financial Disclosures (TCFD) recommendations, we actively engage with portfolio companies to encourage adoption. We believe that climate change poses a material risk across sectors and geographies, so understanding how companies are assessing and managing climate risk is key to making informed investment decisions for our clients. For this reason, we generally support shareholder proposals asking for improved disclosure on climate risk management and we expect to support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.
We have been pleased to see rising adoption of the TCFD framework in response to shareholder recommendations. Reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate-related risks. However, so far, many disclosures have been incomplete. Most make scant mention of the physical risks posed to their business by a changing climate. We will continue focus our stewardship activities in this area, and we are encouraging companies to provide more detail.

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To help us do this, are leveraging findings from our collaborative initiative with Woods Hole Research Center (WHRC), the world’s leading independent climate research organization, and established disclosure guidance to help companies improve their physical risk disclosures. We believe integrating the work of WHRC’s climate scientists and our investment research teams enables us to ask nuanced questions about specific physical risks and more accurately test climate-risk assumptions embedded in companies’ strategies. By narrowing our engagement dialogue to address relevant threats, we believe we can encourage companies to take early action to address these threats, potentially improving long-term investment outcomes for shareholders.
Corporate culture, human capital, and diversity & inclusion
The ability to perpetuate a strong, inclusive culture; align management incentives accordingly; and incorporate employee feedback contributes to a company’s competitive position. Since culture is challenging to assess from the outside, we examine a company’s holistic approach. For example, we evaluate whether a company has a well- articulated culture statement and talent development strategy. To us, these efforts suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and negative — so we can monitor patterns and hold them accountable for implementing changes based on the feedback they receive, we consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.
Understanding how a company cultivates its human capital is integral to our assessment of culture. In our view, attracting and retaining talent can create a competitive long-term advantage for any company. These efforts may take time to implement and realize results, but we maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. Companies that invest in and cultivate human capital are well-positioned to realize a competitive advantage and deliver better business outcomes.
As part of our focus on human capital, diversity and inclusion is an ongoing engagement issue. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity and inclusion strategy that seeks to improve metrics over time and align management incentives accordingly. Understanding gender pay equity is often part of our assessment, and we may support proposals asking for improved transparency.
We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. In recent years we have targeted US companies with male-only boards for proactive engagement on diversity and have seen many companies improve the diversity of their boards as a result. From 2020, we will vote against Nominating & Governance Committee Chairs at companies where the composition of the board continues to lag market standards or best practice.
Stakeholders and risk management
In our assessment of social risks, we pay attention to how companies treat a key stakeholder: their workforce. We look for signs of constructive labor relations if employees are unionized, and a focus on key employee concerns, such as safe working conditions and competitive compensation.
In recent years, discourse on opioids, firearms, and sexual harassment has put the potential for social externalities — the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities. Today, these are no longer just shareholder concerns; companies need to consider the opinions and actions of broader stakeholder constituencies, including employees, customers, and the public.
In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.
Human rights
Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. Starting in late 2020, Australia’s newest regulation will also require asset owners to report on these risks in their portfolios. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most

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material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. We may also support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.
Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
Conclusion
At Wellington, stewardship is a core part of how we deliver on our goal of maximizing the long-term value of the investments we make on behalf of our clients. In order to be the best possible stewards of that capital we engage meaningfully and continuously with our investee companies and do so with a multifaceted approach that brings our collective expertise to bear across financial, industry, credit, and ESG analysis. We look forward to continuing to engage with the management teams and directors of the companies we invest in as we seek to help them build long- term, sustainable value in their enterprises
April 2020
WESTERN ASSET MANAGEMENT COMPANY, LLC/WESTERN ASSET MANAGEMENT COMPANY LIMITED (“WESTERN ASSET”)
BACKGROUND
An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.
POLICY
As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.
While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).
In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.
PROCEDURE
Responsibility and Oversight
The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.
Client Authority

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The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.
Proxy Gathering
Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.
Proxy Voting
Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:
a.
Proxies are reviewed to determine accounts impacted.
b.
Impacted accounts are checked to confirm Western Asset voting authority.
c.
Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)
d.
If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.
e.
Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.
f.
Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.
Timing
Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.
Recordkeeping
Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:
a.
A copy of Western Asset’s policies and procedures.
b.
Copies of proxy statements received regarding client securities.
c.
A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
d.
Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.
e.
A proxy log including:

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1.
Issuer name;
2.
Exchange ticker symbol of the issuer’s shares to be voted;
3.
Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.
A brief identification of the matter voted on;
5.
Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.
Whether a vote was cast on the matter;
7.
A record of how the vote was cast; and
8.
Whether the vote was cast for or against the recommendation of the issuer’s management team.
Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.
Disclosure
Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.
Conflicts of Interest
All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:
1.
Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
2.
Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and
3.
Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.
Voting Guidelines
Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.
Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.
I.
Board Approved Proposals
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:
Matters relating to the Board of Directors
Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

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a.
Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.
b.
Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
c.
Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
d.
Votes are cast on a case-by-case basis in contested elections of directors.
2.
Matters relating to Executive Compensation
Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
a.
Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
b.
Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
c.
Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
d.
Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.
3.
Matters relating to Capitalization
The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.
a.
Western Asset votes for proposals relating to the authorization of additional common stock.
b.
Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
c.
Western Asset votes for proposals authorizing share repurchase programs.
4.
Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions
Western Asset votes these issues on a case-by-case basis on board-approved transactions.
5.
Matters relating to Anti-Takeover Measures
Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:
a.
Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
b.
Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.
6.
Other Business Matters
Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.
a.
Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.
b.
Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

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II.
Shareholder Proposals
SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:
1.
Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.
2.
Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.
3.
Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.
III.
Voting Shares of Investment Companies
Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.
1.
Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.
2.
Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.
IV.
Voting Shares of Foreign Issuers
In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.
1.
Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
2.
Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.
3.
Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
4.
Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.
RETIREMENT ACCOUNTS
For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.
In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

219

PART C
OTHER INFORMATION
Item 28. Exhibits.
( a)(1) Second Amended and Restated Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 57 to Registrant’s Registration Statement for Form N-1A (File Nos. 33-24962 and 811-5186) (the “Registration Statement”), which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.
(a)(2) Amendment to Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.
(b) By-laws of Registrant. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.
(c) None
(d)(1)(a) Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.) and Prudential Investments LLC (now known as PGIM Investments LLC) for the various portfolios of the Registrant. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(1)(b) Amendment to Investment Management Agreement, among the Registrant, PGIM Investments LLC and AST Investment Services, dated February 22, 2021. Filed herewith.
(d)(1)(c) Contractual investment management fee waivers and/or contractual expense caps for the AST Emerging Markets Equity Portfolio and the AST Large-Cap Core Portfolio. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.
(d)(1)(d) Contractual investment management fee waivers and/or contractual expense caps for selected AST portfolios. Filed herewith.
(d)(1)(e) Contractual investment management fee waivers and/or contractual expense cap for the AST T. Rowe Price Large-Cap Growth Portfolio. Filed herewith.
(d)(1)(f) Contractual investment management fee waivers and/or contractual expense cap for the AST BlackRock Global Strategies Portfolio, AST J.P. Morgan Tactical Preservation Portfolio (formerly, AST J.P. Morgan Strategic Opportunities Portfolio) and AST Mid-Cap Value Portfolio. Filed herewith.
(d)(2)(a) Investment Management Agreement among the Registrant and Prudential Investments LLC (now known as PGIM Investments LLC). Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(d)(2)(b) Amendment to Investment Management Agreement, among the Registrant and PGIM Investments LLC, dated December 11, 2020. Filed herewith.
(d)(2)(c) Contractual investment management fee waivers and/or contractual expense cap for the AST Dimensional Global Core Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.

(d)(2)(d) Contractual investment management fee waiver and/or contractual expense cap for the AST Bond Portfolio 2032. Filed as an exhibit to Post-Effective Amendment No. 181 to the Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(d)(2)(e) Contractual investment management fee waivers and/or contractual expense caps for selected AST portfolios. Filed herewith.
(d)(2)(f) Contractual investment management fee waivers and/or contractual expense cap for the AST Global Bond Portfolio. Filed herewith.
(d)(2)(g) Contractual investment management fee waivers and/or contractual expense cap for the AST Franklin 85/15 Diversified Allocation Portfolio (formerly, AST Legg Mason Diversified Growth Portfolio). Filed herewith.
(d)(3) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Government Money Market Portfolio (formerly AST Money Market Portfolio). Filed as an exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.
(d)(4) Subadvisory Agreement among PGIM Investments LLC, AST Investment Services, Inc., PGIM, Inc. and PGIM Limited for the AST Bond Portfolio 2021. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.
(d)(5) Subadvisory Agreement among PGIM Investments LLC, AST Investment Services, Inc., PGIM, Inc. and PGIM Limited for the AST Bond Portfolio 2022. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.
(d)(6) Subadvisory Agreement among PGIM Investments LLC, AST Investment Services, Inc., PGIM, Inc. and PGIM Limited for the AST Bond Portfolio 2023. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.
(d)(7) Subadvisory Agreement among PGIM Investments LLC, AST Investment Services, Inc., PGIM, Inc. and PGIM Limited for the AST Bond Portfolio 2024. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.
(d)(8) Subadvisory Agreement among PGIM Investments LLC, AST Investment Services, Inc., PGIM, Inc. and PGIM Limited for the AST Bond Portfolio 2025. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.
(d)(9) Subadvisory Agreement among PGIM Investments LLC, AST Investment Services, Inc., PGIM, Inc. and PGIM Limited for the AST Bond Portfolio 2026. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.
(d)(10) Subadvisory Agreement among PGIM Investments LLC, AST Investment Services, Inc., PGIM, Inc. and PGIM Limited for the AST Bond Portfolio 2027. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.

(d)(11) Subadvisory Agreement among PGIM Investments LLC, AST Investment Services, Inc., PGIM, Inc. and PGIM Limited for the AST Bond Portfolio 2028. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.
(d)(12) Subadvisory Agreement among PGIM Investments LLC, AST Investment Services, Inc., PGIM, Inc. and PGIM Limited for the AST Bond Portfolio 2029. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.
(d)(13) Subadvisory Agreement among PGIM Investments LLC, AST Investment Services, Inc., PGIM, Inc. and PGIM Limited for the AST Bond Portfolio 2030. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.
(d)(14) Subadvisory Agreement among PGIM Investments LLC, AST Investment Services, Inc., PGIM, Inc. and PGIM Limited for the AST Bond Portfolio 2031. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.
(d)(15) Subadvisory Agreement among PGIM Investments LLC, AST Investment Services, Inc., PGIM, Inc. and PGIM Limited for the AST Investment Grade Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.
(d)(16) Subadvisory Agreement among PGIM Investments LLC, AST Investment Services, Inc., PGIM, Inc. and PGIM Limited for the AST Bond Portfolio 2032. Filed as an exhibit to Post-Effective Amendment No. 181 to the Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(d)(17)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(17)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and T. Rowe Price Associates, Inc., for the AST T. Rowe Price Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 142 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2016, and is incorporated herein by reference.
(d)(18) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Natural Resources Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(19) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and William Blair & Company LLC for the AST International Growth Portfolio (formerly known as the AST William Blair International Growth Portfolio). Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(20)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and LSV Asset Management for the AST International Value Portfolio (formerly known as the AST LSV International Value Portfolio). Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.
(d)(20)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and LSV Asset Management for the AST International Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(d)(21) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and J. P. Morgan Investment Management, Inc. for the AST J.P. Morgan International Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(22)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and Hotchkis and Wiley Capital Management LLC for the AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly the AST Large-Cap Value Portfolio). Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(22)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Hotchkis and Wiley Capital Management LLC for the AST Hotchkis & Wiley Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(d)(23)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and Goldman Sachs Asset Management for the AST Goldman Sachs Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(23)(b) Amendment to Subadvisory Agreement, by and among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), and Goldman Sachs Asset Management for the AST Goldman Sachs Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.
(d)(24)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and Cohen & Steers Capital Management, Inc. for the AST Cohen & Steers Realty Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(24)(b) Amendment to the Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Cohen & Steers Capital Management, Inc. for the AST Cohen & Steers Realty Portfolio. Filed as an exhibit to Post-Effective Amendment No. 151 to Registration Statement, which Amendment was filed via EDGAR on April 13, 2017, and is incorporated herein by reference.

(d)(25) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and UBS Asset Management (Americas) Inc. for the AST Small-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 142 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2016, and is incorporated herein by reference.
(d)(26) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and Massachusetts Financial Services Company for the AST MFS Global Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(27)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and Massachusetts Financial Services Company for the AST MFS Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(27)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Massachusetts Financial Services Company for the AST MFS Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 163 to Registration Statement, which Amendment was filed via EDGAR on December 20, 2018, and is incorporated herein by reference.
(d)(28) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Victory Capital Management Inc. for the AST Mid-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(d)(29) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Massachusetts Financial Services Company for the AST Mid-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(d)(30) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and Lee Munder Investments, Ltd. (now known as LMCG Investments, LLC) for the AST Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.
(d)(31) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and J.P. Morgan Investment Management, Inc. for the AST Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.
(d)(32)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and LSV Asset Management for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.
(d)(32)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and LSV Asset Management for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.

(d)(33) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and William Blair & Company LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.
(d)(34)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and T. Rowe Price Associates, Inc. for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.
(d)(34)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and T. Rowe Price Associates, Inc. for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.
(d)(35)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and Pacific Investment Management Company LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.
(d)(35)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Pacific Investment Management Company LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(36) Subadvisory Agreement among AST Investment Services Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Quantitative Management Associates, LLC (now known as QMA LLC), Prudential Investment Management, Inc. (now known as PGIM, Inc.), and Jennison Associates, LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(d)(37) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and each of Quantitative Management Associates LLC (now known as QMA LLC), Jennison Associates LLC, and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Balanced Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(d)(38) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and each of Quantitative Management Associates LLC (now known as QMA LLC), Jennison Associates LLC, and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Capital Growth Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(d)(39)(a) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and each of Quantitative Management Associates LLC (now known as QMA LLC), Jennison Associates LLC, and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Preservation Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.

(d)(39)(b) Amendment to Subadvisory Agreements among AST Investments Services, Inc. Prudential Investments LLC (now known as PGIM Investments LLC) and Quantitative Management LLC (now known as QMA LLC, for the AST Capital Growth Allocation Portfolio, AST Balanced Asset Allocation Portfolio and AST Preservation Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 170 to Registration Statement, which Amendment was filed via EDGAR on July 19, 2019, and is incorporated herein by reference.
(d)(40)(a) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and J.P. Morgan Investment Management, Inc. for the AST J.P. Morgan Tactical Preservation Portfolio (formerly, AST J.P. Morgan Strategic Opportunities Portfolio). Filed as an exhibit to Post-Effective Amendment No. 81 to Registration Statement, which Amendment was filed via EDGAR on April 19, 2010, and is incorporated herein by reference.
(d)(40)(b) Amendment to Subadvisory Agreement dated February 22, 2021 among AST Investment Services, Inc., PGIM Investments LLC and J.P. Morgan Investment Management, Inc. for the AST J.P. Morgan Tactical Preservation Portfolio (formerly, AST J.P. Morgan Strategic Opportunities Portfolio). Filed herewith.
(d)(41)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and T. Rowe Price Associates, Inc., for the AST T. Rowe Price Large-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.
(d)(41)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and T. Rowe Price Associates, Inc., for the AST T. Rowe Price Large-Cap Growth Portfolio. Filed herewith.
(d)(42) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Western Asset Management Company Limited for the AST Western Asset Core Plus Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(d)(43) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Western Asset Management Company, LLC for the AST Western Asset Core Plus Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(d)(44) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Cohen & Steers Capital Management, Inc., Cohen & Steers UK Limited, and Cohen & Steers Asia Limited, for the AST Global Real Estate Portfolio (now known as AST Cohen & Steers Global Realty Portfolio). Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(d)(45) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Quantitative Management Associates LLC (now known as QMA LLC) for the AST QMA US Equity Alpha Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(46) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), and each of Prudential Investment Management, Inc. (now known as PGIM, Inc.), Jennison Associates LLC and Quantitative Management Associates LLC (now known as QMA LLC) for the AST Academic Strategies Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.

(d)(47) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), and Pacific Investment Management Company LLC for the AST Academic Strategies Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 71 to Registration Statement, which Amendment was filed via EDGAR on July 15, 2008, and is incorporated herein by reference.
(d)(48) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), and AlphaSimplex, LLC Group for the AST Academic Strategies Asset Allocation Portfolio Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(d)(49)(a) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), and First Quadrant, L.P. for the AST Academic Strategies Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(d)(49)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and First Quadrant, L.P. for the AST Academic Strategies Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 151 to Registration Statement, which Amendment was filed via EDGAR on April 13, 2017, and is incorporated herein by reference.
(d)(50) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), and Jennison Associates LLC for the AST Jennison Large-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 76 to Registration Statement, which Amendment was filed via EDGAR on September 10, 2009, and is incorporated herein by reference.
(d)(51) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), and Quantitative Management Associates LLC (now known as QMA LLC) for the AST Quantitative Modeling Portfolio. Filed as an exhibit to Post-Effective Amendment No. 88 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2011, and is incorporated herein by reference.
(d)(52)(a) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), and Wellington Management Company LLP for the AST Wellington Management Hedged Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 88 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2011, and is incorporated herein by reference.
(d)(52)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC, and Wellington Management Company LLP for the AST Wellington Management Hedged Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.
(d)(53) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC, and Massachusetts Financial Services Company for the AST MFS Growth Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(d)(54) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC, and Emerald Mutual Fund Advisers Trust for the AST Small-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 162 to Registration Statement, which Amendment was filed via EDGAR on December 11, 2018, and is incorporated herein by reference.
(d)(55) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), and Jennison Associates LLC, for the AST International Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.

(d)(56) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Neuberger Berman Investment Advisers LLC for the AST International Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(d)(57) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), and CoreCommodity Management LLC for the AST Academic Strategies Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(58) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), and J.P. Morgan Investment Management, Inc. for the AST J.P. Morgan Global Thematic Portfolio. Filed as an Exhibit to Post-Effective Amendment No. 103 to Registration Statement, which Amendment was filed via EDGAR on July 25, 2012, as is incorporated herein by reference.
(d)(59) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Western Asset Management Company, LLC for the AST Western Asset Emerging Markets Debt Portfolio. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(d)(60) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Western Asset Management Company Limited for the AST Western Asset Emerging Market Debts Portfolio. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(d)(61) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Massachusetts Financial Services Company for the AST MFS Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 103 to Registration Statement, which was filed via EDGAR on July 24, 2012, and is incorporated herein by reference.
(d)(62) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC), Western Asset Management Company, LLC and Western Asset Management Company Limited for the AST Academic Strategies Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(d)(63) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and ClearBridge Investments, LLC for the AST ClearBridge Dividend Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(d)(64) Subadvisory Agreement among PGIM Investments LLC, Western Asset Management Company, LLC, Western Asset Management Company Limited, Western Asset Management Company Ltd. – Japan, and Western Asset Management Company Pte. Ltd. – Singapore for the AST Western Asset Corporate Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(d)(65) Subadvisory Agreement between PGIM Investments LLC, AST Investment Services, Inc., PGIM, Inc. and PGIM Limited for AST Multi-Sector Fixed Income Portfolio. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.

(d)(66)(a) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Allianz Global Investors U.S. LLC for the AST RCM World Trends Portfolio (now known as the AST AllianzGI World Trends Portfolio). Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(d)(66)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Allianz Global Investors U.S. LLC for the AST AllianzGI World Trends Portfolio (formerly the AST RCM World Trends Portfolio). Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(d)(67) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and each of Jennison Associates LLC, QMA LLC and PGIM, Inc. for the AST Prudential Growth Allocation Portfolio. Filed herewith.
(d)(68) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Quantitative Management Associates LLC (now known as QMA LLC) for the AST QMA Large-Cap Portfolio (now known as AST Large-Cap Core Portfolio). Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(d)(69) Subadvisory Agreement between PGIM Investments LLC, AST Investment Services, Inc. and J.P. Morgan Investment Management Inc. for the AST Large-Cap Core Portfolio. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.
(d)(70) Subadvisory Agreement between PGIM Investments LLC, AST Investment Services, Inc. and Massachusetts Financial Services Company for the AST Large-Cap Core Portfolio. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.
(d)(71) Amended and Restated Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and T. Rowe Price Associates, Inc., T. Rowe Price International Ltd., T. Rowe Price International Ltd, Tokyo (now known as T. Rowe Price Japan, Inc.) and T. Rowe Price Hong Kong Limited for the AST T. Rowe Price Growth Opportunities Portfolio. Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.
(d)(72)(a) Subadvisory Agreement among PGIM Investments LLC and QS Investors, Brandywine Global Investment Management, LLC; ClearBridge Investments, LLC, Western Asset Management Company, LLC and Western Asset Management Company Limited for the AST Legg Mason Diversified Growth Portfolio (now known as AST Franklin 85/15 Diversified Allocation Portfolio). Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(d)(72)(b) Amendment to Subadvisory Agreement among PGIM Investments LLC, QS Investors, Brandywine Global Investment Management, LLC; ClearBridge Investments, LLC, Western Asset Management Company, LLC, Western Asset Management Company Limited and Franklin Advisers, Inc. for the AST Legg Mason Diversified Growth Portfolio (now known as AST Franklin 85/15 Diversified Allocation Portfolio). Filed herewith.
(d)(73) Subadvisory Agreement among Prudential Investments LLC (now known as PGIM Investments LLC), Quantitative Management Associates, LLC (now known as QMA LLC), Jennison Associates, LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Prudential Flexible Multi-Strategy Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.

(d)(74) Subadvisory Agreement among PGIM Investments LLC, T. Rowe Price Associates, Inc., T. Rowe Price International, Ltd, T. Rowe Price Japan, Inc., T. Rowe Price Hong Kong Limited and T. Rowe Price Singapore Private Ltd. for the AST T. Rowe Price Diversified Real Growth Portfolio. Filed herewith.
(d)(75)(a) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Pyramis Global Advisors, LLC (now known as FIAM LLC) for the AST Fidelity Institutional AM® Quantitative Portfolio (formerly, AST FI Pyramis Quantitative Portfolio). Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(76)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and FIAM LLC for the AST Fidelity Institutional AM® Quantitative Portfolio (formerly, AST FI Pyramis Quantitative Portfolio). Filed as an exhibit to Post-Effective Amendment No. 163 to Registration Statement, which Amendment was filed via EDGAR on December 20, 2018, and is incorporated herein by reference.
(d)(77) Subadvisory Agreement between AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and Lazard Asset Management LLC for the AST International Value Portfolio. Filed as an exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on December 2, 2014, and is incorporated herein by reference.
(d)(78) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and Quantitative Management Associates, LLC (now known as QMA LLC) for AST QMA International Core Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 128 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2014, and is incorporated herein by reference.
(d)(79) Subadvisory Agreement between Prudential Investments, LLC, AST Investment Services, and Loomis, Sayles & Company, L.P. for the AST BlackRock/Loomis Sayles Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(d)(80) Subadvisory Agreement between Prudential Investments, LLC, AST Investment Services, and BlackRock Financial Management, Inc. for the AST BlackRock/Loomis Sayles Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(d)(81) Subadvisory Agreement between Prudential Investments, LLC, AST Investment Services, and BlackRock International Limited for the AST BlackRock/Loomis Sayles Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(d)(82) Subadvisory Agreement between Prudential Investments, LLC, AST Investment Services, and BlackRock (Singapore) Limited for the AST BlackRock/Loomis Sayles Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(d)(83)(a) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC), AST Investment Services, Inc. and BlackRock Financial Management, Inc. for the AST BlackRock Global Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.
(d)(83)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and BlackRock Financial Management, Inc. for the AST BlackRock Global Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.

(d)(84)(a) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC), AST Investment Services, Inc. and BlackRock International Limited for the AST BlackRock Global Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(d)(84)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and BlackRock International Limited for the AST BlackRock Global Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.
(d)(85) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC), AST Investment Services, Inc. and Victory Capital Management Inc. for the AST Small-Cap Growth Opportunities Portfolio. Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.
(d)(86) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC), AST Investment Services, Inc. and Wellington Management Company LLP for the AST Small-Cap Growth Opportunities Portfolio. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(d)(87) Subadvisory Agreement among PGIM Investments LLC, AST Investment Services, Inc., BlackRock Financial Management, Inc., BlackRock International Limited and BlackRock (Singapore) Limited for the AST BlackRock Low Duration Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(d)(88)(a) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and Wellington Management Company LLP for the AST Wellington Management Global Bond Portfolio (now known as AST Global Bond Portfolio). Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(d)(88)(b) Amendment to Subadvisory Agreement between PGIM Investments LLC and Wellington Management Company LLP for the AST Wellington Management Global Bond Portfolio (now known as the AST Global Bond Portfolio). Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(d)(89) Subadvisory Agreement between PGIM Investments LLC and AllianceBernstein L.P. for the AST Global Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(d)(90)(a) Subadvisory Agreement between PGIM Investments LLC and Goldman Sachs Asset Management, L.P. for the AST Global Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(d)(90)(b) Intercompany Investment Management Agreement (Sub-Subadvisory Agreement) between Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International for the AST Global Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(d)(91) Sub-subadvisory Agreement dated November 23, 2015 between Prudential Investment Management, Inc. (now known as PGIM, Inc.) and Pramerica Investment Management Limited (now known as PGIM Limited) for the AST Prudential Core Bond Portfolio, AST Prudential Growth Allocation Portfolio, AST Advanced Strategies Portfolio, AST High Yield Portfolio and AST Prudential Flexible Multi-Strategy Portfolio. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.

(d)(92)(a) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC), AST Investment Services, Inc. and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Large-Cap Value Portfolio (formerly, AST Value Equity Portfolio). Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.
(d)(92)(b) Amendment to Subadvisory Agreement between PGIM Investments and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.
(d)(93) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC), AST Investment Services, and Morgan Stanley Investment Management Inc. for the AST Academic Strategies Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 151 to Registration Statement, which Amendment was filed via EDGAR on April 13, 2017, and is incorporated herein by reference.
(d)(94)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC), AQR Capital Management, LLC and CNH Partners, LLC for the AST Academic Strategies Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 151 to Registration Statement, which Amendment was filed via EDGAR on April 13, 2017, and is incorporated herein by reference.
(d)(94)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), AQR Capital Management, LLC and CNH Partners, LLC for the AST Academic Strategies Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 151 to Registration Statement, which Amendment was filed via EDGAR on April 13, 2017, and is incorporated herein by reference.
(d)(95) Subadvisory Agreement between PGIM Investments LLC and Capital International, Inc. for the AST American Funds Growth Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 158 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2018, and is incorporated herein by reference.
(d)(96) Subadvisory Agreement between PGIM Investments LLC and BlackRock Financial Management, Inc. for the AST BlackRock 60/40 Target Allocation ETF Portfolio. Filed as an exhibit to Post-Effective Amendment No. 163 to Registration Statement, which Amendment was filed via EDGAR on December 20, 2018, and is incorporated herein by reference.
(d)(97) Subadvisory Agreement between PGIM Investments LLC and BlackRock Financial Management, Inc. for the AST BlackRock 80/20 Target Allocation ETF Portfolio. Filed as an exhibit to Post-Effective Amendment No. 163 to Registration Statement, which Amendment was filed via EDGAR on December 20, 2018, and is incorporated herein by reference.
(d)(98) Subadvisory Agreement between PGIM Investments LLC and BlackRock Financial Management, Inc. for the AST BlackRock Corporate Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 170 to Registration Statement, which Amendment was filed via EDGAR on July 19, 2019, and is incorporated herein by reference.
(d)(99) Subadvisory Agreement between PGIM Investments LLC and Pacific Investment Management Company LLC for the AST PIMCO Corporate Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 170 to Registration Statement, which Amendment was filed via EDGAR on July 19, 2019, and is incorporated herein by reference.
(d)(100) Subadvisory Agreement between PGIM Investments LLC, PGIM, Inc. and PGIM Limited for the AST Prudential Corporate Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 170 to Registration Statement, which Amendment was filed via EDGAR on July 19, 2019, and is incorporated herein by reference.

(d)(101) Subadvisory Agreement between PGIM Investments LLC and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Corporate Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 170 to Registration Statement, which Amendment was filed via EDGAR on July 19, 2019, and is incorporated herein by reference.
(d)(102) Subadvisory Agreement between PGIM Investments LLC, Western Asset Management Company, LLC, Western Asset Management Company Limited, Western Asset Management Company Ltd. and Western Asset Management Company Pte. Ltd. Filed as an exhibit to Post-Effective Amendment No. 170 to Registration Statement, which Amendment was filed via EDGAR on July 19, 2019, and is incorporated herein by reference.
(d)(103)(a) Subadvisory Agreement between PGIM Investments LLC and Dimensional Fund Advisors LP for the AST Dimensional Global Core Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 174 to Registration Statement, which Amendment was filed via EDGAR on October 16, 2019, and is incorporated herein by reference.
(d)(103)(b) Amendment to Subadvisory Agreement between PGIM Investments LLC and Dimensional Fund Advisors LP for the AST Dimensional Global Core Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.
(d)(104) Subadvisory Agreement between PGIM Investments LLC, AST Investment Services, Inc. and AQR Capital Management, LLC for the AST Emerging Markets Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.
(d)(105) Subadvisory Agreement between PGIM Investments LLC, AST Investment Services, Inc. and J.P. Morgan Investment Management Inc. for the AST Emerging Markets Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.
(d)(106) Subadvisory Agreement between PGIM Investments LLC, AST Investment Services, Inc. and Martin Currie Inc. for the AST Emerging Markets Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(d)(107) Subadvisory Agreement between PGIM Investments LLC, AST Investment Services, Inc. and Massachusetts Financial Services Company for the AST Mid-Cap Value Portfolio (formerly, AST Neuberger Berman/LSV Mid-Cap Value Portfolio. Filed herewith.
(d)(108) Subadvisory Agreement between PGIM Investments LLC, AST Investment Services, Inc. and Victory Capital Management Inc., for the AST Mid-Cap Value Portfolio (formerly, AST Neuberger Berman/LSV Mid-Cap Value Portfolio. Filed herewith.
(d)(109) Subadvisory Agreement between PGIM Investments LLC, AST Investment Services, Inc. and Wellington Management Company LLP for the AST Mid-Cap Value Portfolio (formerly, AST Neuberger Berman/LSV Mid-Cap Value Portfolio. Filed herewith.
(e)(1) Sales Agreement between Registrant and American Skandia Life Assurance Corporation. Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.
(e)(2) Sales Agreement between Registrant and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 20 to Registration Statement, which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.

(e)(3) Distribution Agreement for the shares of each Portfolio of the Registrant, between Prudential Annuities Distributors, Inc. and the Registrant. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(f) None.
(g)(1) Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.
(g)(2)(a) Custody Agreement between the Registrant and The Bank of New York dated November 7, 2002, as amended, incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Dryden Municipal Bond Fund (now known as Prudential Investment Portfolios 4) filed via EDGAR on June 29, 2005 (File No. 33-10649).
(g)(2)(b) Amendment to the Custody Agreement between the Registrant and The Bank of New York Mellon. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(g)(3)(a) Accounting and Services Agreement among the Registrant and BNY Mellon Investment Servicing (US) Inc. for the various portfolios of the Registrant. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(g)(3)(b) Addition of AST Bond Portfolio 2029 to the Accounting Services Agreement among the Registrant and The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing (US) Inc. f/k/a PFPC Inc.). Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.
(g)(3)(c) Addition of AST American Funds Growth Allocation Portfolio to the Accounting Services Agreement among the Registrant and The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing (US) Inc. f/k/a PFPC Inc.). Filed as an exhibit to Post-Effective Amendment No. 158 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2018, and is incorporated herein by reference.
(g)(3)(d) Addition of AST Bond Portfolio 2030, AST BlackRock 60/40 Target Allocation ETF Portfolio and AST BlackRock 80/20 Target Allocation ETF Portfolio to the Accounting Services Agreement among the Registrant and The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing (US) Inc. f/k/a PFPC Inc.). Filed as an exhibit to Post-Effective Amendment No. 163 to Registration Statement, which Amendment was filed via EDGAR on December 20, 2018, and is incorporated herein by reference.
(g)(3)(e) Addition of AST BlackRock Corporate Bond Portfolio, AST PIMCO Corporate Bond Portfolio, AST Prudential Corporate Bond Portfolio, AST T. Rowe Price Corporate Bond Portfolio and AST Western Asset Corporate Bond Portfolio to the Accounting Services Agreement among the Registrant and The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing (US) Inc. f/k/a PFPC Inc.). Filed as an exhibit to Post-Effective Amendment No. 170 to Registration Statement, which Amendment was filed via EDGAR on July 19, 2019, and is incorporated herein by reference.
(g)(3)(f) Addition of AST Dimensional Global Core Allocation Portfolio to the Accounting Services Agreement among the Registrant and The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing (US) Inc. f/k/a PFPC Inc.). Filed as an exhibit to Post-Effective Amendment No. 174 to Registration Statement, which Amendment was filed via EDGAR on October 16, 2019, and is incorporated herein by reference.

(g)(3)(g) Addition of AST Bond Portfolio 2031 to the Accounting Services Agreement among the Registrant and The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing (US) Inc. f/k/a PFPC Inc.). Filed as an exhibit to Post-Effective Amendment No. 176 to Registration Statement, which Amendment was filed via EDGAR on December 17, 2019, and is incorporated herein by reference.
(g)(3)(h) Addition of AST Bond Portfolio 2032 to the Accounting Services Agreement among the Registrant and The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing (US) Inc. f/k/a PFPC Inc.). Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(h)(1)(a) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund (now Prudential Investment Portfolios 4) Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).
(h)(1)(b) Amendment to the Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(h)(2) Service Agreement between American Skandia Investment Services, Incorporated and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 21 to Registration Statement, which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.
(h)(3)(a) Amended and Restated Participation Agreement dated June 8, 2005 among American Skandia Life Assurance Corporation (now Prudential Annuities Life Assurance Corporation), American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.
(h)(3)(b) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Prudential Annuities Life Assurance Corporation, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Prudential Annuities Distributors, Inc. and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(h)(4)(a) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.)., Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.
(h)(4)(b) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(h)(5)(a) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments

LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.
(h)(5)(b) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(h)(6) Participation Agreement among Pramerica of Bermuda Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Inc. (now AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(h)(7) Participation Agreement among Prudential Retirement Insurance & Annuity Company, Advanced Series Trust, Prudential Investments LLC (now known as PGIM Investments LLC) and AST Investment Services, Inc. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(h)(8) Participation Agreement among the Prudential Insurance Company of America, Advanced Series Trust, Prudential Investments LLC (now known as PGIM Investments LLC) and AST Investment Services, Inc. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(i)(1) Opinion of Counsel for the Registrant. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.
(i)(2) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 95 to the Registration Statement, which Amendment was filed via EDGAR on March 23, 2012, and is incorporated herein by reference.
(i)(3) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 103 to the Registration Statement, which Amendment was filed via EDGAR on July 25, 2012, and is incorporated herein by reference.
(i)(4) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 107 to Registration Statement, which was filed via EDGAR on November 13, 2012, and is incorporated herein by reference.
(i)(5) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 113 to Registration Statement, which was filed via EDGAR on February 6, 2013, and is incorporated herein by reference.
(i)(6) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 118 to Registration Statement, which Amendment was filed via EDGAR on December 30, 2013, and is incorporated herein by reference.
(i)(7) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(i)(8) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 128 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2014, and is incorporated herein by reference.

(i)(9) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(i)(10) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.
(i)(11) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.
(i)(13) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 162 to Registration Statement, which Amendment was filed via EDGAR on December 11, 2018, and is incorporated herein by reference.
(i)(14) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 163 to Registration Statement, which Amendment was filed via EDGAR on December 20, 2018, and is incorporated herein by reference.
(i)(15) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 170 to Registration Statement, which Amendment was filed via EDGAR on July 19, 2019, and is incorporated herein by reference.
(i)(16) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 174 to Registration Statement, which Amendment was filed via EDGAR on October 16, 2019, and is incorporated herein by reference.
(i)(17) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 176 to Registration Statement, which Amendment was filed via EDGAR on December 17, 2019, and is incorporated herein by reference.
(i)(18) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(j)(1) Consent of Independent Registered Public Accounting Firm. Filed herewith.
(j)(2) Consent of Independent Registered Public Accounting Firm. Filed herewith.
(k) None.
(l) Certificate re: initial $100,000 capital. Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.
(m)(1) Shareholder Services and Distribution Plan. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(m)(2) Shareholder Services and Distribution Fee (12b-1 Fee) contractual waiver for the following Portfolios of the Registrant: AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, and AST Investment Grade Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 134 to Registration Statement, which Amendment was filed via EDGAR on June 25, 2015, and is incorporated herein by reference.

(m)(3) Shareholder Services and Distribution (12b-1) Fee contractual waiver for the AST Bond Portfolio 2027. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.
(m)(4) Shareholder Services and Distribution (12b-1) Fee contractual waiver for the AST Bond Portfolio 2028. Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.
(m)(5) Shareholder Services and Distribution (12b-1) Fee contractual waiver for the AST Bond Portfolio 2029. Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.
(m)(6) Shareholder Services and Distribution (12b-1) Fee contractual waiver for the AST Bond Portfolio 2030. Filed as an exhibit to Post-Effective Amendment No. 163 to Registration Statement, which Amendment was filed via EDGAR on December 20, 2018, and is incorporated herein by reference.
(m)(7) Shareholder Services and Distribution (12b-1) Fee contractual waiver for the AST Bond Portfolio 2031. Filed as an exhibit to Post-Effective Amendment No. 176 to Registration Statement, which Amendment was filed via EDGAR on December 17, 2019, and is incorporated herein by reference.
(m)(8) Shareholder Services and Distribution (12b-1) Fee contractual waiver for the AST Bond Portfolio 2032. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.
(n) None.
(o) None.
(p)(1) Code of Ethics of the Registrant. Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A for PGIM ETF Trust, filed via EDGAR on October 29, 2020 (File No. 333-222469).
(p)(2) Investment Adviser Code of Ethics and Personal Securities Trading Policy of Prudential, including the Manager and Distributor, QMA LLC, and PGIM Fixed Income, dated January 2019. Filed as an exhibit to Post-Effective Amendment No. 176 to Registration Statement, which Amendment was filed via EDGAR on December 17, 2019, and is incorporated herein by reference.
(p)(3) Code of Ethics of Cohen & Steers Capital Management, Inc. Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.
(p)(4) Code of Ethics of Goldman Sachs Asset Management, L.P. Filed as an Exhibit to Post-Effective Amendment No. 39 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2001, and is incorporated herein by reference.
(p)(5) Code of Ethics of Hotchkis and Wiley Capital Management LLC. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(p)(6) Code of Ethics of J. P. Morgan Investment Management, Inc. Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.
(p)(7) Code of Ethics of Massachusetts Financial Services Company dated January 1, 2021. Filed herewith.

(p)(8) Code of Ethics of Neuberger Berman Management LLC (now known as Neuberger Berman Investment Advisers LLC). Filed as an exhibit to Post-Effective Amendment No.146 to Registration Statement, which Amendment was filed via EDGAR on August 15, 2016, and is incorporated herein by reference.
(p)(9) Code of Ethics of Pacific Investment Management Company LLC. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(p)(10) Code of Ethics of T. Rowe Price Associates, Inc dated December 1, 2019. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.
(p)(11) Code of Ethics of LSV Asset Management dated October 17, 2016, as amended November 11, 2016. Filed as an exhibit to Post-Effective Amendment No. 151 to Registration Statement, which Amendment was filed via EDGAR on April 13, 2017, and is incorporated herein by reference.
(p)(12) Code of Ethics of Lee Munder Investments, Ltd. (now known as LMCG Investments, LLC). Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.
(p)(13) Code of Ethics of William Blair & Company, LLC. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.
(p)(14) Code of Ethics of ClearBridge Advisors, LLC. Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.
(p)(15) Code of Ethics of Western Asset Management Company, LLC and Western Asset Management Company Limited. Filed as an exhibit to Post-Effective Amendment No.146 to Registration Statement, which Amendment was filed via EDGAR on August 15, 2016, and is incorporated herein by reference.
(p)(16) Code of Ethics of AlphaSimplex Group, LLC. Filed as an exhibit to Post-Effective Amendment No. 158 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2018, and is incorporated herein by reference.
(p)(17) Code of Ethics of First Quadrant, L.P. Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.
(p)(18) Code of Ethics of Pyramis Global Advisors, LLC (now known as FIAM LLC). Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.
(p)(19) Code of Ethics of Brown Advisory, LLC. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(p)(20) Code of Ethics of Emerald Advisers Inc. and Emerald Mutual Fund Advisers Trust. Filed as an exhibit to Post-Effective Amendment No. 38 to the Registration Statement of The Target Portfolio Trust on Form N-1A (File No. 33-50476) filed via EDGAR on February 23, 2012.
(p)(21) Code of Ethics of Jefferies Group Inc. (now CoreCommodity Management, LLC). Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.

(p)(22) Code of Ethics of AQR Capital Management, LLC. Filed as an exhibit to Post-Effective Amendment No. 174 to Registration Statement, which Amendment was filed via EDGAR on October 16, 2019, and is incorporated herein by reference.
(p)(23) Code of Ethics of BlackRock, Inc. and its subsidiaries dated May 8, 2017. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(p)(24) Code of Ethics of Brandywine Global Investment Management, LLC. Filed herewith.
(p)(25) Code of Ethics of QS Investors. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(p)(26) Code of Ethics of Wellington Management Company LLP. Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.
(p)(27) Code of Ethics of Victory Capital Management, Inc. Filed as an exhibit to Post-Effective Amendment No. 176 to Registration Statement, which Amendment was filed via EDGAR on December 17, 2019, and is incorporated herein by reference.
(p)(28) Code of Ethics of Lazard Asset Management LLC. Filed as an exhibit to Post-Effective Amendment No. 154 to Registration Statement, which Amendment was filed via EDGAR on December 8, 2017, and is incorporated herein by reference.
(p)(29) Code of Ethics of Loomis, Sayles & Company, L.P. Filed herewith.
(p)(30) Code of Ethics of AllianceBernstein L.P. Filed as an exhibit to Post-Effective Amendment No.146 to Registration Statement, which Amendment was filed via EDGAR on August 15, 2016, and is incorporated herein by reference.
(p)(31) Code of Ethics of Morgan Stanley Investment Management, Inc. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.
(p)(32) Code of Ethics of Allianz Global Investors U.S. Holdings and its subsidiaries dated April 1, 2013, amended December 12, 2016. Filed as an exhibit to Post-Effective Amendment No. 151 to Registration Statement, which Amendment was filed via EDGAR on April 13, 2017, and is incorporated herein by reference.
(p)(33) Code of Ethics of UBS Asset Management (Americas) Inc. Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.
(p)(34) Code of Ethics of Jennison Associates LLC dated November 26, 2018. Filed as an exhibit to Post-Effective Amendment No. 166 to Registration Statement, which Amendment was filed via EDGAR on April 16, 2019, and is incorporated herein by reference.
(p)(35) Code of Ethics of Capital Group. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.
(p)(36) Code of Ethics of Dimensional Fund Advisors. Filed as an exhibit to Post-Effective Amendment No. 178 to the Registration Statement, which Amendment was filed via EDGAR on April 16, 2020, and is incorporated herein by reference.

Item 29. Persons Controlled by or under Common Control with the Registrant.
Registrant does not control any person within the meaning of the Investment Company Act of 1940. Registrant may be deemed to be under common control with its investment manager and its affiliates because a controlling interest in Registrant is held of record by Prudential Annuities Life Assurance Corporation. See Registrant’s Statement of Additional Information under “Management and Advisory Arrangements” and “Other Information.”
Item 30. Indemnification.
Section 5.2 of the Registrant’s Second Amended and Restated Declaration of Trust provides as follows:
The Trust shall indemnify each of its Trustees, Trustee Emeritus, officers, employees, and agents (including persons who serve at its request as directors, officers, employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, trustee emeritus, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that (i) such person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or the trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that (x) if the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person, and (y) based upon a review of readily available facts such trustee, officer, employee or agent did not engage in willful misfeasance, gross negligence or reckless disregard of duty. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise.
The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification and, provided further, that the Trust shall have obtained protection, satisfactory in the sole judgment of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), against losses arising out of such advance payments or such Trustees, or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found to be entitled to such indemnification.
With respect to liability of the Investment Manager to Registrant or to shareholders of Registrant’s Portfolios under the Investment Management Agreements, reference is made to Section 13 or 14 of each Investment Management Agreement filed herewith or incorporated by reference herein.
With respect to the Subadvisers indemnification of the Investment Manager and its affiliated and controlling persons, and the Investment Manager’s indemnification of each Subadviser and its affiliated and controlling persons, reference is made to Section 14 of each Subadvisory Agreement filed herewith or incorporated by reference herein.  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “Commission”) such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and other Connections of the Investment Adviser.
AST Investment Services, Incorporated (“ASTI”), One Corporate Drive, Shelton, Connecticut 06484, and PGIM Investments LLC (“PGIM Investments”), 655 Broad Street, Newark, New Jersey 07102, serve as the co-investment managers to the Registrant. Information as to the business and other connections of the officers and directors of ASTI is included in ASTI’s Form ADV (File No. 801-40532), including the amendments to such Form ADV filed with the Commission, and is incorporated herein by reference. Information as to the business and other connections of the officers and directors of PGIM Investments is included in PGIM Investments’ Form ADV (File No. 801-3110), including the amendments to such Form ADV filed with the Commission, and is incorporated herein by reference.
Item 32. Principal Underwriters.
(a) Prudential Annuities Distributors, Inc. (PAD), One Corporate Drive, Shelton, Connecticut 06484 serves as the principal underwriter and distributor for shares of each Portfolio of Advanced Series Trust.  PAD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (FINRA). The shares of each Portfolio of Advanced Series Trust are currently offered only to insurance company separate accounts as an investment option for variable annuity and variable life insurance contracts.
(b) The following table sets forth certain information regarding the directors and officers of PAD.
Name and Principal Business Address	Positions and Offices with Underwriter
James F. Mullery One Corporate Drive Shelton, Connecticut 06484-6208	President & CEO and Director
Ann Nanda One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Susan M. Mann 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Dianne D. Bogoian One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Elizabeth Guerrera One Corporate Drive Shelton, Connecticut 06484-6208	Vice President and Director
Kevin M. Brayton 280 Trumbull Street Hartford, Connecticut 06103-3509	Senior Vice President and Director
Christopher J. Hagan 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Vice President
Patricia L. O’Shea 213 Washington Street Newark, New Jersey 07102-2917	Chief Operating Officer
Francine B. Boucher Three Gateway Center Newark, New Jersey 07102-4061	Chief Legal Officer, Vice President and Secretary

Name and Principal Business Address	Positions and Offices with Underwriter
Kevin Chaillet 213 Washington Street Newark, New Jersey 07102-2917	Treasurer
Robert P. Smit 3 Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
William Wilcox 28 Trumbull Street Hartford, Connecticut 06103-3509	Vice President and Chief Compliance Officer
Charles H. Smith Three Gateway Center Newark, New Jersey 07102-4061	AML Officer
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Scott P. Haggerty One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Jessica Conley 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Vice President
Item 33. Location of Accounts and Records.
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York Mellon Corp. (BNY), 240 Greenwich Street, New York, New York 10286, PGIM, Inc., 655 Broad Street, Newark, New Jersey 07102, the Registrant, 655 Broad Street, Newark, New Jersey 07102, and Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, Newark, New Jersey 07102.
Documents required by Rules 31a-1(b) (4), (5), (6), (7), (9), (10) and (11) and 31a-1 (d) and (f) will be kept at 655 Broad Street, Newark, New Jersey 07102, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by BNY and PMFS.
Item 34. Management Services.
Other than as set forth under the caption “How the Trust is Managed ” in the Prospectus and the caption “Management and Advisory Arrangements” in the SAI, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.
Item 35. Undertakings.
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 15th day of April, 2021.
ADVANCED SERIES TRUST
Timothy S. Cronin*

Timothy S. Cronin
President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
Signature	Title	Date
Timothy S. Cronin* Timothy S. Cronin	President and Principal Executive Officer
Susan Davenport Austin* Susan Davenport Austin	Trustee
Sherry S. Barrat* Sherry S. Barrat	Trustee
Kay Ryan Booth* Kay Ryan Booth	Trustee
Stephen M. Chipman* Stephen M. Chipman	Trustee
Robert F. Gunia* Robert F. Gunia	Trustee
Thomas T. Mooney * Thomas T. Mooney	Trustee
Thomas M. O’Brien* Thomas M. O’Brien	Trustee
Jessica Bibliowicz* Jessica Bibliowicz	Trustee
Christian J. Kelly* Christian J. Kelly	Treasurer, Principal Financial and Accounting Officer
*By: /s/ Patrick McGuinness Patrick McGuinness	Attorney-in-Fact	April 15, 2021

POWER OF ATTORNEY
The undersigned, Susan Davenport Austin, Sherry S. Barrat, Jessica M. Bibliowicz, Kay Ryan Booth, Stephen M. Chipman, Timothy S. Cronin, Robert F. Gunia, Thomas T. Mooney, Thomas M. O’Brien and Christian J. Kelly, as directors/trustees and/or officers of each of the registered investment companies listed in Appendix A hereto hereby authorize Andrew French, Claudia DiGiacomo, Melissa Gonzalez, Patrick McGuinness and Debra Rubano, or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated (and not in such person’s personal individual capacity for personal financial or estate planning), the Registration Statement on Form N-1A, filed for such registered investment company or any amendment thereto (including any pre-effective or post-effective amendments) and any and all supplements or other instruments in connection therewith, including Form N-PX, Forms 3, 4 and 5 for or on behalf of each registered investment company listed in Appendix A or any current or future series thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission
This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

/s/ Susan Davenport Austin Susan Davenport Austin
/s/ Sherry S. Barrat Sherry S. Barrat
/s/ Jessica M. Bibliowicz Jessica M. Bibliowicz
/s/ Kay Ryan Booth Kay Ryan Booth
/s/ Stephen M. Chipman Stephen M. Chipman
/s/ Timothy S. Cronin Timothy S. Cronin
/s/ Robert F. Gunia Robert F. Gunia
/s/ Thomas T. Mooney Thomas T. Mooney
/s/ Thomas M. O’Brien Thomas M. O’Brien
/s/ Christian J. Kelly Christian J. Kelly

Dated: March 19, 2021

Appendix A
Advanced Series Trust
The Prudential Series Fund
Prudential’s Gibraltar Fund, Inc.

Advanced Series Trust
Exhibit Index
Item 28 Exhibit No.	Description
(d)(1)(b)	Amendment to Investment Management Agreement, among the Registrant, PGIM Investments LLC and AST Investment Services, dated February 22, 2021.
(d)(1)(d)	Contractual investment management fee waivers and/or contractual expense caps for selected AST portfolios.
(d)(1)(e)	Contractual investment management fee waivers and/or contractual expense cap for the AST T. Rowe Price Large-Cap Growth Portfolio.
(d)(1)(f)
Contractual investment management fee waivers and/or contractual expense cap for the AST BlackRock
Global Strategies Portfolio, AST J.P. Morgan Tactical Preservation Portfolio (formerly, AST J.P. Morgan
Strategic Opportunities Portfolio) and AST Mid-Cap Value Portfolio.

(d)(2)(b)	Amendment to Investment Management Agreement, among the Registrant and PGIM Investments LLC, dated December 11, 2020.
(d)(2)(e)	Contractual investment management fee waivers and/or contractual expense caps for selected AST portfolios.
(d)(2)(f)	Contractual investment management fee waivers and/or contractual expense cap for the AST Global Bond Portfolio.
(d)(2)(g)	Contractual investment management fee waivers and/or contractual expense cap for the AST Franklin 85/15 Diversified Allocation Portfolio (formerly, AST Legg Mason Diversified Growth Portfolio).
(d)(40)(b)
Amendment to Subadvisory Agreement dated February 22, 2021 among AST Investment Services, Inc.,
PGIM Investments LLC and J.P. Morgan Investment Management, Inc. for the AST J.P. Morgan Tactical
Preservation Portfolio (formerly, AST J.P. Morgan Strategic Opportunities Portfolio).

(d)(41)(b)	Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and T. Rowe Price Associates, Inc., for the AST T. Rowe Price Large-Cap Growth Portfolio.
(d)(67)	Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and each of Jennison Associates LLC, QMA LLC and PGIM, Inc. for the AST Prudential Growth Allocation Portfolio.
(d)(72)(b)
Amendment to Subadvisory Agreement among PGIM Investments LLC, QS Investors, Brandywine Global
Investment Management, LLC; ClearBridge Investments, LLC, Western Asset Management Company,
LLC, Western Asset Management Company Limited and Franklin Advisers, Inc. for the AST Legg Mason
Diversified Growth Portfolio (now known as AST Franklin 85/15 Diversified Allocation Portfolio).

(d)(74)
Subadvisory Agreement among PGIM Investments LLC, T. Rowe Price Associates, Inc., T. Rowe Price
International, Ltd, T. Rowe Price Japan, Inc., T. Rowe Price Hong Kong Limited and T. Rowe Price
Singapore Private Ltd. for the AST T. Rowe Price Diversified Real Growth Portfolio.

(d)(107)
Subadvisory Agreement between PGIM Investments LLC, AST Investment Services, Inc. and
Massachusetts Financial Services Company for the AST Mid-Cap Value Portfolio (formerly, AST
Neuberger Berman/LSV Mid-Cap Value Portfolio.

(d)(108)
Subadvisory Agreement between PGIM Investments LLC, AST Investment Services, Inc. and Victory
Capital Management Inc., for the AST Mid-Cap Value Portfolio (formerly, AST Neuberger Berman/LSV
Mid-Cap Value Portfolio.

(d)(109)
Subadvisory Agreement between PGIM Investments LLC, AST Investment Services, Inc. and Wellington
Management Company LLP for the AST Mid-Cap Value Portfolio (formerly, AST Neuberger Berman/LSV
Mid-Cap Value Portfolio.

(j)(1)	Consent of Independent Registered Public Accounting Firm.
(j)(2)	Consent of Independent Registered Public Accounting Firm.
(p)(7)	Code of Ethics of Massachusetts Financial Services Company dated January 1, 2021.
(p)(24)	Code of Ethics of Brandywine Global Investment Management, LLC.
(p)(29)	Code of Ethics of Loomis, Sayles & Company, L.P.